The Prudential Series Fund, Inc.       ANNUAL REPORT           December 31, 2001
--------------------------------------------------------------------------------

VARIABLE LIFE INSURANCE

Prudential's Variable Appreciable Life(R)
Pruco Life's Variable Appreciable Life(R)
Pruco Life of New Jersey's Variable Appreciable Life(R)
Prudential's Custom VAL(SM)
Pruco Life's Discovery(R) Life Plus
Pruco Life of New Jersey's Discovery(R) Life Plus
Pruco Life's Variable Life Insurance
Pruco Life of New Jersey's Variable Life Insurance
Prudential Survivorship Preferred(R)

--------------------------------------------------------------------------------

VARIABLE ANNUITIES

Prudential's Discovery(R) Plus
Pruco Life's Discovery(R) Plus
Pruco Life of New Jersey's Discovery(R) Plus
Pruco Life's Discovery Preferred(R)
Prudential's Variable Investment Plan(R)
Prudential's Qualified Variable Investment Plan

--------------------------------------------------------------------------------

Build

                                                     on the Rock

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777                                [LOGO] Prudential Financial

Pruco Life Insurance Company
213 Washington Street
Newark, NJ 07102-2992

IFS-A068238

Build on the Rock

THE FOLLOWING ARE THE AVERAGE ANNUAL TOTAL RATES OF RETURN

NET OF INVESTMENT EXPENSES AS OF 12/31/2001/1/

                                             Six        One     Three    Five     Ten      Since     Inception
                                             Month      Year    Year     Year     Year   Inception      Date
Conservative Balanced                        -1.04%    -2.02%   1.33%    5.69%    7.55%     9.26%     5/13/1983
Diversified Bond                              1.60      6.98    5.23     6.27     6.92      8.59      5/13/1983
Equity (Class I)                             -5.87    -11.18    1.05     7.06    12.09     12.75      5/13/1983
Flexible Managed                             -3.24     -5.68    0.06     5.43     8.27     10.03      5/13/1983
Global                                       -9.85    -17.64    0.18     6.11     9.39      8.81      9/19/1988
Government Income/2,5/                        5.77      8.06    5.84     7.24     6.95      8.15      5/01/1989
High Yield Bond                              -1.34     -0.44   -1.38     1.28     6.64      6.24      2/23/1987
Money Market/3/                               1.54      4.22    5.14     5.24     4.80      6.19      5/13/1983
 7-Day Current Net Yield/4/    1.89%
Natural Resources                            -5.51    -10.08   21.80     5.78    10.95     11.07      5/01/1988
Prudential Jennison (Class I)                -6.10    -18.25   -1.34    11.70     N/A      14.66      4/25/1995
Small Capitalization Stock                    0.12      5.53   10.29    10.75     N/A      13.94      4/25/1995
Stock Index                                  -5.67    -12.05   -1.20    10.47    12.61     14.27     10/19/1987
Value (Class I)                              -2.87     -2.08    8.40    11.18    13.14     13.46      2/19/1988
Zero Coupon Bond 2005/5/                      5.16      8.11    5.08     7.70     8.62      9.54      5/01/1989

Past performance is not indicative of future results.

/1/ Average Annual Total Return is an average rate of return based on growth or decline in the amounts invested plus the reinvestment of all dividends and distributions over the periods ended 12/31/2001. Six-month returns are not annualized.

/2/ The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio, and not to the value of the Portfolio's shares.

/3/ An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of $10.00 per share, it is possible to lose money by investing in the Portfolio.

/4/ The yield quotation more closely reflects the current earnings of the Portfolio than does the total return quotation.

/5/  Not available in all variable contracts.

This report may be used with the public only when preceded or accompanied by current prospectuses for The Prudential Series Fund, Inc., and the applicable variable life or variable annuity product and the current Performance Data Update for the applicable product. The Monthly Performance Review shows historical investment performance after the deduction of investment management fees, investment-related expenses and the product's mortality and expense risk charges. For the variable life insurance products, additional contract charges include the cost of insurance, administrative, sales and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Monthly Performance Review. For the variable annuity products, the Monthly Performance Review provides returns that are net of all contract charges, including applicable surrender or withdrawal charges. The prospectuses contain complete information concerning charges and expenses, including hypothetical performance illustrations that show the effects of performance on various assumptions, and should be read carefully before you invest or send money.

The rates of return quoted above and on the following pages reflect the reinvestment of all dividends and distributions, and the deduction of investment management fees and expenses, but not variable product-related charges. If product charges were included, the performance quoted would be significantly lower.

Variable life insurance is distributed by Pruco Securities Corporation, 751 Broad Street, Newark, NJ 07102-3777. Variable annuities are distributed by Prudential Investment Management Services LLC, Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. Variable life insurance and variable annuities are issued by The Prudential Insurance Company of America, Pruco Life Insurance Company, or Pruco Life Insurance Company of New Jersey. All are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations.


Policy Form Numbers: VALA-88, VALB-88, VALA-86, VALB-86, VFL-85, VL-83, SVUL-95, VAC-93-OR, VACQ-93-OR, VACQ-93, VA-85, VFM-95-OR, VFM-95-OK, VFM-95-NC,
VFM-95-MI, VFM-95, VIP-86-OR and VIP-86.

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

   Table of Contents

Letter to Contract Owners
Commentary

THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

   Conservative Balanced Portfolio
   Diversified Bond Portfolio
   Equity Portfolio (Class I)
   Flexible Managed Portfolio
   Global Portfolio
   Government Income Portfolio
   High Yield Bond Portfolio
   Money Market Portfolio
   Natural Resources Portfolio
   Prudential Jennison Portfolio (Class I)
   Small Capitalization Stock Portfolio
   Stock Index Portfolio
   Value Portfolio (Class I)
   Zero Coupon Bond 2005 Portfolio

FINANCIAL REPORTS

A1 Financial Statements
B1 Schedule of Investments
C1 Notes to Financial Statements
D1 Financial Highlights
E1 Report of Independent Accountants
F1 Management of The Prudential Series Fund, Inc.

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

Letter to Contract Owners
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

This annual report reviews the investment strategies and performance of the portfolios available in the variable life insurance or variable annuity contract that you have with us.

SEPTEMBER 11, 2001

The days and weeks following the attacks of September 11 were difficult for all Americans. As a nation we mourned, yet our resolve to carry on was strong. At Prudential Financial, getting back to business was the best way we knew to pay tribute to the American spirit and reassure our clients of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and in the aftermath of the terrorist attacks, it was even more so. It was important for us to be there for you.

FINANCIAL MARKETS ARE RESILIENT

As of this writing, what we have known about the resilience of our financial markets has been reaffirmed. In the period following the attacks, the Dow Jones Industrial Average--considered a general measure of market performance--fell to its lowest level since October 1998. This decline was not unexpected--the markets exhibited similar behavior in the wake of other pivotal moments in history, including Pearl Harbor, the Cuban Missile Crisis, and the start of the Persian Gulf War. Likewise, the Index's rebound mirrored historic precedent when on Friday, November 9, the Average rose above its pre-September 11 level for the first time. Of course, historic precedent should not be used to predict the outcome of future events.

STAY THE COURSE

The behavior of the broad market in the weeks following September 11 underscores the importance of refraining from making investment decisions based on emotional reactions--it's better to maintain a patient focus on long-term investment strategies. Now may also be a good time for investors to review their portfolios, to ensure that their assets are allocated in a way that is best suited to meet these strategies. Above all else, investors should continue to seek guidance from a financial professional.

Thank you.

Sincerely,


/s/ David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                               January 31, 2002

[PHOTO]

Chairman
David R. Odenath, Jr.

"The behavior of the broad market in the weeks following September 11 underscores the importance of refraining from making investment decisions based on emotional reactions--it's better to maintain a patient focus on long-term investment strategies."

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

Equity Commentary
--------------------------------------------------------------------------------

2001 EQUITY MARKET REVIEW

Growth of the U.S. economy slowed in the year 2000 and began to contract even further in March 2001, according to the National Bureau of Economic Research, which officially declared on November 26, 2001, that the economy was in a recession. The contraction was concentrated in manufacturing industries as capital spending dropped sharply and inventories were worked off. National economic statistics also showed that corporate profits in the third quarter of 2001 (the most recent available at year-end) were 18.7% below those of the corresponding quarter of 2000. Investors anticipated such statistics well in advance of their release. The S&P 500 Index peaked at the end of January 2001 and fell 30% before bottoming on September 21. Although the terrorist attacks of September 11 provided the last jolt to the economy, their enduring impact was primarily on airline stocks, as seen in the over 30% decline of the S&P Airlines Index for the year. The S&P 500 Index rose 19% from its low through year-end. Nonetheless, over the full year, it was down 12%, marking the first time since 1973-1974 that it had two successive negative years.

Stocks of the largest companies declined the most. The S&P 500 Index was pulled down by Enron's bankruptcy, and also by share declines of several very large companies. Cisco Systems, EMC, Merck, General Electric, Oracle, Sun Microsystems, and America Online were among the greatest detractors. In contrast, market gains were concentrated in small-cap value stocks, as evidenced by the Russell 2000 Value Index's gain of 14% for the year. In the broad market, as measured by the Russell 3000 indexes, the Value Index performed substantially better than growth, returning -4% to the Growth Index's -20%. The value investing advantage was apparent at every capitalization level.

Consumer cyclicals was the only sector with a significant share-price gain (12.47%), bouncing from poor returns in the latter half of 2000 and boosted by sustained consumer spending. Leisure time, homebuilding, toys, and household furnishings and appliances were all among the best performing of the 87 industry groups. Best Buy, J.C. Penney, Circuit City, and Lowes Companies were among the best-performing stocks--all more than doubled over the year. The technology sector and the utilities sectors--utilities (for power utilities) and telecommunications services--were at the bottom of the market, with the 62% decline of the communications equipment group at the very bottom. Natural gas, oil-well equipment and services, and oil and gas drilling were also among the worst performers.

A similar pattern was repeated globally, with the Morgan Stanley Capital International (MSCI) World Internet Software and Services, MSCI Communications Equipment, and MSCI Multi-Utility Indexes down more than 50% (in U.S. dollars), and positive returns concentrated in the various retailer indexes. Geographically, the only positive return in an MSCI-developed market country index was New Zealand's 6%. Positive returns were more common among emerging market countries, particularly Asia, Latin America, and Russia. As in the United States, the MSCI World Index bottomed in September.

The views expressed are as of January 31, 2002, and are subject to change based on market and other conditions.

S&P 500 Index Sector Weightings
as of December 31, 2001

                                    [CHART]

Financials 17.8%
Information Technology 17.6%
Healthcare 14.4%
Consumer Discretionary 13.1%
Industrials 11.3%
Consumer Staples 8.2%
Energy 6.3%
Telecommunication Services 5.6%
Utilities 3.1%
Materials 2.6%

One-Year Performance of U.S. Market
Sectors as of December 31, 2001

                                    [CHART]

Technology -23.76%
Financials -8.94%
Consumer Staples -9.19%
Healthcare -12.21%
Capital Goods -11.44%
Consumer Cyclicals 12.47%
Energy -10.25%
Communication Services 12.26%
Utilities -30.43%
Basic Materials 2.65%
Transportation -0.24%

Source: Standard & Poor's as of December 31, 2001. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

Bond Commentary
--------------------------------------------------------------------------------

2001 BOND MARKET REVIEW

Amid turbulent conditions, the U.S. bond market outperformed the stock market for a second consecutive year. Bonds returned 8.44% in 2001 compared with -11.88% for stocks, based respectively on the Lehman Brothers U.S. Aggregate Bond Index (the Index) and the Standard & Poor's 500 Composite Price Index (S&P 500 Index). In the previous year, the Index returned 11.63% versus -9.10% for the S&P 500 Index.

Several factors created the favorable, though volatile, environment for bonds in 2001. Most notably, the Federal Reserve (the Fed) eased monetary policy 11 times, hoping that sharply lower borrowing costs would help revitalize the U.S. economy that had sunk into a recession for the first time in a decade. Fed policymakers reduced short-term interest rates a total of 4.75 percentage points, driving rates below 2.00% for the first time in 40 years. This sharp drop in interest rates pushed bond prices higher for much of the year.

High-quality bonds such as U.S. Treasuries and federal agency securities were among the better performers for most of the year, as cautious investors bought them in response to continued volatility in the stock market and the September 11 terrorist attacks on the United States. Then too, an announcement during October 2001 that the U.S. Treasury would no longer sell 30-year bonds prompted the largest increase in their prices in more than a decade. These gains faded in November and December 2001, however, when Treasuries sold off amid fear that a recovering economy in 2002 could push interest rates higher and boost inflationary pressures. Treasuries returned 6.75% in 2001, while federal agency securities returned 8.31%, based on Lehman Brothers indexes. Meanwhile, mortgage-backed securities returned 8.22%, helped by investor demand for securities that offer attractive yields, high credit quality, and good liquidity.

Investment-grade corporate bonds posted a 10.40% return for 2001 amid anticipation that improved economic conditions in 2002 might strengthen corporate balance sheets. This was the highest return in the U.S. fixed income market for the year, based on the Lehman Brothers U.S. Credit Index. High-grade corporate bonds also performed well because they were viewed as bargains in 2001 after having cheapened relative to Treasuries during the previous year. In light of weak corporate earnings and deterioration in corporate credit quality during 2001, it is not surprising that bonds of companies in defensive businesses such as banks and consumer staples were the better performers.

As for other sectors of the taxable U.S. bond market, high yield corporate bonds (commonly known as "junk" bonds) returned 5.28%, based on the Lehman Brothers U.S. Corporate High Yield Index. Within the high yield market, there were tremendous differences among yield spreads and performance as a result of industry or idiosyncratic factors.

One-Year Performance of Fixed Income
Market Indexes as of December 31, 2001

                                    [CHART]

Emerging Markets 1.52%
U.S. Corp. Investment Grade 10.40%
U.S. Corporate High Yield 5.28%
U.S. Mortgage-Backed Securities 8.22%
U.S. Aggregate Index 8.44%
U.S. Municipals 5.13%
U.S. Treasuries 6.75%
Global (U.S. dollar) Index 1.52%

Source: Lehman Brothers as of December 31, 2001. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

Conservative Balanced Portfolio
--------------------------------------------------------------------------------

MANAGED BY
Prudential Investment Management, Inc.

Our tactical asset allocation model is a key part of our investment process. It calculates a fair price for the stocks in the S&P 500 Index on the basis of analysts' earnings expectations, interest rates, and long-run growth estimates. As 2002 begins, the model continues to prefer stocks over bonds, although its preference has weakened since its high point on September 17, the first day of business after the market's closure on September 11. We have positioned the fund accordingly with a higher proportion of stocks than our neutral position. We expect stocks to continue to recover modestly as the corporate profit picture improves. Bonds may face rising interest rates, and thus reduced prices, as the Fed reverses the interest rate cuts that it intended to coax the economy out of recession.

PERFORMANCE SUMMARY

                                                       Six
Average Annual Returns                                Month    1-Year   3-Year   5-Year   10-Year
Conservative Balanced Portfolio/1/                   -1.04%    -2.02%    1.33%    5.69%    7.55%
Lipper (VIP) Balanced Funds Avg./2/                  -1.47%    -2.87%    2.53%    8.04%    9.19%
S&P 500 Index/3/                                     -5.56%   -11.88%   -1.03%   10.70%   12.93%
Lehman Brothers Gov't./Credit Index/4/                4.69%     8.96%    6.40%    7.10%    6.81%
Conservative Balanced Custom Blended Index/5/        -0.79%    -2.22%    2.47%    8.81%    9.81%

Conservative Balanced Portfolio inception date: 5/13/83.

The Prudential Series Fund Conservative Balanced Portfolio returned -2.02% for the period ended December 31, 2001.

PERFORMANCE REVIEW

For the second year in a row, U.S. stocks registered double-digit negative returns. The last time two consecutive years of double-digit negative returns occurred was in 1973-1974. Large stocks significantly underperformed small stocks, and value stocks outperformed growth stocks. Bonds did well in a declining interest-rate environment. High-grade corporate bonds did better than issues backed by assets (such as mortgages), which outperformed Treasury issues.

The Portfolio outperformed the average of its peers, the Lipper (VIP) Balanced Funds Average for the period ended December 31, 2001. Our stocks, which are indexed to the S&P 500, met their objective by matching the index return. The bond portion of the Portfolio trailed the Lehman Brothers U.S. Government/Credit Index slightly. Although we added value to the Portfolio by favoring corporate bonds over Treasury bonds, some of the corporate issues we owned performed poorly over the year.

The Portfolio benefited modestly this year from our active shifting of money between stocks and bonds. When the stock market reopened for trading after the September 11 attacks, we were buyers of stocks as uncertainty and fear drove stock prices below the levels our model calculated as being fair. This added to the Portfolio's return when stocks rose sharply between September 17 and the end of the year.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

               Conservative            Lipper (VIP)            Lehman Brothers               S&P
           Balanced Portfolio/1/   Balanced Funds Avg./2/    Gov't./Credit Index/4/      500 Index/3/
 Dec/1991       10,000.00                10,000.00                10,000.00                10,000.00
                10,089.80                 9,967.29                10,248.90                 9,932.82
 Dec/1992       10,695.40                10,658.20                10,758.10                10,760.80
                11,532.30                11,236.10                11,596.30                11,284.30
 Dec/1993       12,000.00                11,811.70                11,944.90                11,843.00
                11,720.20                11,300.10                11,427.00                11,442.30
 Dec/1994       11,884.00                11,511.50                11,525.80                11,998.60
                13,053.00                13,157.20                12,885.30                14,420.60
 Dec/1995       13,936.50                14,376.30                13,743.70                16,502.10
                14,639.20                15,048.20                13,485.20                18,167.00
 Dec/1996       15,696.20                16,268.70                14,142.60                20,288.50
                16,919.70                17,959.70                14,530.80                24,467.40
 Dec/1997       17,807.80                19,351.20                15,522.60                27,055.00
                19,236.10                21,289.50                16,170.10                31,849.60
 Dec/1998       19,897.60                22,289.20                16,993.10                34,792.40
                20,701.40                23,853.20                16,606.00                39,094.90
 Dec/1999       21,229.40                24,742.20                16,628.10                42,110.30
                21,524.90                25,268.00                17,323.10                41,930.60
 Dec/2000       21,126.90                25,124.60                18,598.80                38,277.50
                20,917.60                24,734.40                19,251.20                35,715.70
 Dec/2001       20,700.60                24,332.00                20,180.10                33,731.60


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

/4/ The Lehman Brothers Government/Credit Index is a market value-weighted index that tracks the daily price, coupon, and total return performance of fixed-rate, publicly placed, dollar-denominated obligations.

/5/ This blended index consists of a blend of S&P 500 Index (50%), Lehman Brothers Aggregate Bond Funds Avg. (40%), T-Bill 3-Month Blend (10%).

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

Diversified Bond Portfolio
--------------------------------------------------------------------------------

MANAGED BY
Prudential Investment Management, Inc.

As the U.S. economy struggles to recover, we believe the Federal Reserve (the
Fed) will continue to nurture growth by either reducing short-term interest rates again in early 2002 or, at the very least, leave them unchanged in the first half of 2002. Given this outlook for monetary policy, we expect investment-grade and high yield corporate bonds, mortgage-backed securities, and emerging markets bonds to outperform U.S. Treasury securities.

PERFORMANCE SUMMARY

                                                Six
Average Annual Returns                         Month   1-Year   3-Year   5-Year   10-Year
Diversified Bond Portfolio/1/                  1.60%    6.98%    5.23%    6.27%    6.92%
Lipper (VIP) Corp. Debt BBB Avg./2/            3.97%    7.57%    4.94%    6.44%    7.07%
Lehman Brothers Aggregate Bond Index/3/        4.66%    8.44%    6.28%    7.43%    7.23%

Diversified Bond Portfolio inception date: 5/13/83.

The Prudential Series Fund Diversified Bond Portfolio returned 6.98% and under-performed its Lipper Average for the year ended December 31, 2001. The Portfolio was hurt by its exposure to short-maturity securities backed by Enron, which filed the largest corporate bankruptcy in U.S. history in December 2001. We sold most of these holdings in November 2001.

PERFORMANCE REVIEW

The U.S. bond market outperformed the stock market in 2001, led by the solid return on investment-grade corporate bonds. A sell-off in stocks and 11 short-term rate cuts by the Fed enhanced the attractiveness of higher-quality U.S. bonds. (Bond prices rise when interest rates fall.) Many corporations took advantage of the lower borrowing costs by issuing a record amount of new bonds in 2001. We bought many of these attractively priced new issues, which enhanced the Portfolio's return.

Our corporate bond selection generally worked very well. The Portfolio was overweighted in the bonds of investment-grade telecommunications companies that gained sharply in value because many of them plan to improve their balance sheets through reductions in capital expenditures and debt. The Portfolio was underweighted in the bonds of U.S. automakers. A loss of market share to foreign competitors and high cost structures limited the gains made by U.S. automakers' bonds.

The Portfolio also had exposure to securities backed by Enron that accounted for as much as 3.00% of its holdings before we sold some of them. Enron's bond ratings were lowered to junk status in November 2001 after a competitor, Dynegy, dropped its plan to merge with Enron.

$10,000 INVESTED OVER 10 YEARS

                     Diversified            Lipper (VIP) Corp.             Lehman Aggregate
                  Bond Portfolio/1/          Debt BBB Avg./2/                Bond Index/3/

 Dec/1991            10,000.00                 10,000.00                       10,000.00
                     10,270.70                 10,307.20                       10,270.50
 Dec/1992            10,718.50                 10,795.90                       10,740.20
                     11,493.80                 11,697.70                       11,480.70
 Dec/1993            11,804.50                 12,110.10                       11,787.30
                     11,354.60                 11,517.40                       11,331.30
 Dec/1994            11,423.00                 11,599.80                       11,443.50
                     12,803.10                 13,034.60                       12,753.10
 Dec/1995            13,791.20                 13,957.00                       13,557.60
                     13,579.50                 13,745.00                       13,392.90
 Dec/1996            14,397.70                 14,522.80                       14,049.80
                     14,989.00                 14,991.80                       14,484.40
 Dec/1997            15,631.30                 15,969.10                       15,406.20
                     16,324.80                 16,618.50                       16,011.40
 Dec/1998            16,749.60                 17,101.60                       16,744.60
                     16,474.60                 16,757.50                       16,515.10
 Dec/1999            16,626.40                 16,826.70                       16,606.90
                     17,092.60                 17,316.70                       17,269.00
 Dec/2000            18,243.20                 18,402.30                       18,537.60
                     19,209.00                 19,106.80                       19,208.10
 Dec/2001            19,516.10                 19,828.80                       20,103.00

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Lehman Brothers Aggregate Bond Index (LAI) is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

Equity Portfolio
--------------------------------------------------------------------------------

MANAGED BY
GE Asset Management Inc.; Jennison Associates LLC; and Salomon Brothers Asset Management, Inc.


The Portfolio has made a few changes in overall strategy with the intention of producing a more consistent return relative to the S&P 500 Index from period to period, while still aiming at long-term outperformance. The most significant change is increasing the number of investment advisers. In general, the changes we made should tend to reduce deviations from the S&P 500 Index in sector composition, so short-term changes in market favor will have less impact. The Portfolio may still favor some sectors over others, just not by as much as it has in the past. It will continue to look for the best investment opportunities within each sector.

PERFORMANCE SUMMARY

                                                Six
Average Annual Returns                         Month     1-Year     3-Year    5-Year   10-Year
Equity Portfolio (Class I)/1/                  -5.87%    -11.18%     1.05%     7.06%   12.09%
Lipper (VIP) Large-Cap Core Funds Avg./2/      -6.06%    -13.03%    -1.68%     7.94%   11.14%
Russell 1000(R) Index/3/                       -7.21%    -20.42%    -6.32%     8.27%   10.79%
S&P 500 Index/4/                               -5.56%    -11.88%    -1.03%    10.70%   12.93%

Equity Portfolio (Class I) inception date: 5/13/83.

The Prudential Series Fund Equity Portfolio (Class I) returned -11.18% for the period ended December 31, 2001.

PERFORMANCE REVIEW

The Portfolio's outperformance came from gains on a diversified group of stocks, despite the falling market. Several stocks--including Microsoft, IBM, and Tyco--benefited from their consistent earnings growth. The continuing strength of consumer spending led to gains on Darden Restaurants, Johnson & Johnson, and Pepsico. We took advantage of a fall in the share price of large drug companies--including Abbott Laboratories and American Home Products--to buy inexpensively, and gained when they rose. We also had a significant gain on the biotechnology company Sepracor. The terrorist attacks increased demand for gold, and our gold mine stocks gained. Our purchases of technology and defense stocks at inexpensive prices also paid off.

Nonetheless, the overall return of the Portfolio, as with the broad stock market, was negative. Losses came in many industries. Energy-related stocks fell because of the drop in oil and natural gas prices. In addition, the bankruptcy of Enron led investors to avoid other companies that traded energy, such as Dynegy and The Williams Companies. Many of these firms moved to shore up their balance sheets after Enron's debacle. The oil service company Halliburton lost ground primarily because it purchased a company that had an unexpected asbestos exposure. Financial stocks fell because of fears about credit exposure or declining income from fees for investment management, investment banking, and trading transactions. Our media holdings fell because of the drop in advertising revenue as the economy slowed.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                  Equity Portfolio                 Lipper (VIP)                      S&P
                    (Class I)/1/            Large-Cap Core Funds Avg./2/        500 Index/4/

 Dec/1991            10,000.00                       10,000.00                    10,000.00
                     10,660.70                        9,883.51                     9,932.82
 Dec/1992            11,417.40                       10,855.80                    10,760.80
                     12,864.30                       11,500.70                    11,284.30
 Dec/1993            13,914.10                       12,317.80                    11,843.00
                     13,646.00                       11,889.30                    11,442.30
 Dec/1994            14,300.70                       12,226.00                    11,998.60
                     16,672.40                       14,274.90                    14,420.60
 Dec/1995            18,775.50                       16,073.30                    16,502.10
                     20,148.60                       17,616.80                    18,167.00
 Dec/1996            22,252.60                       19,443.20                    20,288.50
                     25,204.20                       22,767.00                    24,467.40
 Dec/1997            27,739.70                       24,853.90                    27,055.00
                     31,198.90                       28,693.80                    31,849.60
 Dec/1998            30,331.80                       30,622.20                    34,792.40
                     35,023.60                       33,944.50                    39,094.90
 Dec/1999            34,118.80                       35,644.20                    42,110.30
                     32,253.10                       35,851.10                    41,930.60
 Dec/2000            35,239.30                       33,294.30                    38,277.50
                     33,250.10                       30,733.30                    35,715.70
 Dec/2001            31,298.60                       28,853.20                    33,731.60


  The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Core Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

Flexible Managed Portfolio
--------------------------------------------------------------------------------

MANAGED BY
Prudential Investment Management, Inc.

Our tactical asset allocation model is a key part of our investment process. It calculates a fair price for the stocks in the S&P 500 Index on the basis of analysts' earnings expectations, interest rates, and long-run growth estimates. As 2002 begins, the model continues to prefer stocks over bonds, although its preference has weakened since its high point on September 17, the first day of business after the market's closure on September 11. We have positioned the fund accordingly with a higher proportion of stocks than our neutral position. We expect stocks to continue to recover modestly as the corporate profit picture improves. Bonds may face rising interest rates, and thus reduced prices, as the Fed reverses the interest rate cuts that it intended to coax the economy out of recession.

PERFORMANCE SUMMARY

                                                 Six
Average Annual Returns                          Month    1-Year   3-Year   5-Year   10-Year
Flexible Managed Portfolio/1/                  -3.24%    -5.68%    0.06%    5.43%     8.27%
Lipper (VIP) Flexible Funds Avg./2/            -2.42%    -5.27%    2.50%    7.95%     9.62%
S&P 500 Index/3/                               -5.56%   -11.88%   -1.03%   10.70%    12.93%
Lehman Brothers Gov't./Credit Index/4/          4.69%     8.96%    6.40%    7.10%     6.81%
Flexible Managed Custom Blended Index/5/       -1.64%    -4.00%    1.82%    9.26%    10.52%

Flexible Managed Portfolio inception date: 5/13/83.

The Prudential Series Fund Flexible Managed Portfolio returned -5.68% for the year ended December 31, 2001.

PERFORMANCE REVIEW

In 2001, large-cap stocks significantly underperformed small-cap stocks, and value stocks outperformed growth stocks. Bonds did well in a declining interest-rate environment. High-grade corporate bonds did better than issues backed by assets (such as mortgages), which outperformed Treasury issues.

The Portfolio underperformed the average of its peers, the Lipper (VIP) Flexible Funds Average, for the year. The stock portion of the Portfolio underperformed the S&P 500 Index. Our quantitative stock model was less effective in the fourth quarter because the large technology stocks that it downrated as a result of their poor earnings news nonetheless outperformed the overall market. The portion of our Portfolio invested in bonds trailed the Lehman Brothers U.S. Government/Credit Index slightly. Although we added value to the Portfolio by favoring corporate bonds over Treasury bonds, some of the corporate issues we owned performed poorly over the year.

The Portfolio benefited modestly this year from our actively shifting money between stocks and bonds. When the stock market reopened for trading after the September 11 attacks, we were buyers of stocks as uncertainty and fear drove stock prices below the levels our model calculated as being fair. This added to the Portfolio's return when stocks rose sharply between September 17 and the end of the year.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                     Flexible               Lipper (VIP)             Lehman Gov't.               S&P
               Managed Portfolio/1/     Flexible Funds Avg./2/     /Corp. Bond Index/4/     500 Index/3/

 Dec/1991           10,000.00                10,000.00                 10,000.00              10,000.00
                     9,784.06                10,011.70                 10,248.90               9,932.82
 Dec/1992           10,761.10                10,796.00                 10,758.10              10,760.80
                    11,720.20                11,516.80                 11,596.30              11,284.30
 Dec/1993           12,437.50                12,136.70                 11,944.90              11,843.00
                    11,759.40                11,656.20                 11,427.00              11,442.30
 Dec/1994           12,044.00                11,945.70                 11,525.80              11,998.60
                    13,508.60                13,578.40                 12,885.30              14,420.60
 Dec/1995           14,950.90                14,915.30                 13,743.70              16,502.10
                    15,713.80                15,760.20                 13,485.20              18,167.00
 Dec/1996           16,989.00                17,034.20                 14,142.60              20,288.50
                    18,709.80                18,916.00                 14,530.80              24,467.40
 Dec/1997           20,040.80                20,452.70                 15,522.60              27,055.00
                    21,961.50                22,668.00                 16,170.10              31,849.60
 Dec/1998           22,092.20                23,605.70                 16,993.10              34,792.40
                    23,540.10                25,175.90                 16,606.00              39,094.90
 Dec/1999           23,809.90                26,637.20                 16,628.10              42,110.30
                    23,963.20                27,191.50                 17,323.10              41,930.60
 Dec/2000           23,466.50                26,750.80                 18,598.80              38,277.50
                    22,873.90                25,912.30                 19,251.20              35,715.70
 Dec/2001           22,132.60                25,293.00                 20,180.10              33,731.60


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Flexible Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

/4/ The Lehman Brothers Government/Credit Index is a market value-weighted index that tracks the daily price, coupon, and total return performance of fixed-rate, publicly placed, dollar-denominated obligations.

/5/ This blended index consists of a blend of S&P 500 Index (60%), Lehman Brothers Aggregate Bond Funds Avg. (35%), and T-Bill 3-Month Blend (5%).

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

Global Portfolio
--------------------------------------------------------------------------------

MANAGED BY
Jennison Associates LLC

We think the coming recovery may be more balanced than we've had over the past 15 years, with many countries and many industries all doing about equally well. We believe that the entrance of China into the world trading community, the digital revolution emanating from the United States, and the continuing integration of the European Union are all equally compelling ideas. We have always had wide geographic reach, but we are now maintaining exposure to a broader array of industry groups than we have in past years. We think we are well positioned to benefit from the economic recovery when it arrives. Among the positive signs: the terrorist attacks of September 11 appear to have had less impact on the economy than was originally feared, and we have been hearing from many businesses that their inventory corrections are over and production is beginning to pick up.

PERFORMANCE SUMMARY

                                  Six
   Average Annual Returns        Month     1-Year   3-Year   5-Year   10-Year
   Global Portfolio/1/           -9.85%   -17.64%    0.18%   6.11%    9.39%
   Lipper (VIP) Global Avg./2/   -6.51%   -15.28%    1.75%   6.38%    9.57%
   MSCI World Index/3/           -7.02%   -16.82%   -3.37%   5.37%    8.06%

Global Portfolio inception date: 9/19/88.

Although 2001 was a style-neutral year for the S&P 500 Index, value investing still had a considerable advantage over growth among global stocks. In the year ended December 31, 2001, the Prudential Series Fund Global Portfolio returned -17.64%. The Portfolio's growth orientation was the primary reason it underperformed the style-neutral Lipper (VIP) Global Average.

Foreign investments are subject to the risks of currency fluctuation, political and social risks, and illiquidity.

PERFORMANCE REVIEW

The Portfolio's holdings in companies that provide the basic infrastructure for today's networked and Internet-oriented economy had a large negative impact on its performance in 2001. These include Cisco Systems (network routers), EMC (network memory), Oracle Systems (large database systems), and Sun Microsystems (computers). Wireless telecommunications companies such as Vodafone (the global leader in wireless services) and Nokia (the global leader in wireless handsets) also detracted because consumers were much slower to adopt new telecommunication services than originally anticipated. Solectron, a firm that manufactures on contract to various technical companies, also had a substantial impact. In addition to its exposure to the telecommunications slowdown, Solectron suffered from several very poorly timed acquisitions, which it had to integrate while demand was falling. Nonetheless, the acquisitions will strengthen its position when demand recovers.

The Portfolio's media holdings, notably AOL-Time Warner and USA Networks, contributed positively to its return. Both holdings were buoyed by gains at the end of the year when investors began to look ahead to the recovery of advertising spending as the economy improves.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                     Global            Lipper (VIP)                  MSCI
                  Portfolio/1/        Global Avg./2/            World Index/3/

 Dec/1991          10,000.00             10,000.00                 10,000.00
                    9,991.14             10,174.60                  9,347.80
 Dec/1992           9,657.90              9,927.10                  9,477.37
                   10,979.20             11,433.20                 10,913.80
 Dec/1993          13,824.40             13,611.50                 11,610.00
                   13,287.80             13,537.10                 12,031.40
 Dec/1994          13,148.90             13,477.70                 12,199.30
                   14,391.60             14,123.00                 13,314.90
 Dec/1995          15,236.60             15,113.70                 14,727.10
                   16,798.30             16,409.60                 15,770.30
 Dec/1996          18,237.20             17,621.60                 16,712.10
                   20,514.00             20,065.60                 19,282.90
 Dec/1997          19,509.50             20,032.30                 19,346.50
                   23,282.20             22,861.90                 22,566.70
 Dec/1998          24,402.20             23,402.90                 24,055.10
                   26,779.30             25,663.80                 26,102.40
 Dec/1999          36,180.70             32,751.30                 30,053.20
                   35,823.00             33,289.60                 29,285.10
 Dec/2000          29,784.50             30,043.60                 26,092.70
                   27,212.90             27,054.60                 23,341.20
 Dec/2001          24,531.10             25,408.70                 21,702.90


/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

Government Income Portfolio*
--------------------------------------------------------------------------------

MANAGED BY
Prudential Investment Management, Inc.

We believe the Federal Reserve's (the Fed) aggressive cuts of short-term interest rates in 2001 set the stage for the U.S. economy to recover in the first half of 2002. We expect the Fed may lower short-term rates in early 2002, or at the very least, leave them unchanged during the first half of the year. Thus, the U.S. bond market could perform quite well during that time, with intermediate-and long-term bonds gaining more than shorter-term bonds.

PERFORMANCE SUMMARY

                                             Six
Average Annual Returns                      Month  1-Year   3-Year   5-Year   10-Year
Government Income Portfolio/1/              5.77%   8.06%    5.84%    7.24%    6.95%
Lipper (VIP) General U.S. Gov't. Avg./2/    4.13%   6.68%    5.29%    6.70%    6.55%
Lehman Brothers Gov't. Bond Index/3/        4.85%   7.23%    5.89%    7.40%    7.14%

Government Income Portfolio inception date: 5/1/89.

The Prudential Series Fund Government Income Portfolio returned 8.06%, and outperformed its Lipper average in 2001 for the period ended December 31, 2001.

The guarantee on U.S. Treasuries applies only to the underlying securities of the Portfolio, and not to the value of the Portfolio's shares. Mortgage-backed securities entail additional prepayment and extension risks.

PERFORMANCE REVIEW

Having a somewhat longer-than-average duration (the measure of a fund's sensitivity to changes in the level of interest rates) helped the Portfolio as the Fed cut short-term rates throughout 2001. (Bond prices rise as interest rates fall.) Moreover, belief that lower rates would spark an economic rebound in 2002 boosted investor demand for "spread product"--bonds such as federal agency securities and mortgage-backed securities that yield more than U.S. Treasuries. The Portfolio benefited from this trend due to its considerable exposure to federal agency securities and mortgage-backed securities.

Conditions for the U.S. bond market were favorable as the Fed cut short-term rates 11 times in 2001 to revitalize a U.S. economy that had tumbled into a recession. A sell-off in stocks also bolstered the appeal of higher-quality bonds. In this environment, both federal agency securities and mortgage-backed securities outperformed Treasuries, which were hard hit in November and December 2001 as investors began to discount an economic recovery.

Our asset allocation shifts took advantage of the solid performance of mortgage-backed securities and federal agency securities. We took profits on some of the Portfolio's federal agency securities, which still comprised a considerable percent of its total investments as of December 31, 2001. We used some of our proceeds to boost mortgage-backed securities to slightly more than 50% of the Portfolio's total investments by the end of 2001, as we expect them to perform well if a recovering economy puts upward pressure on bond yields this year. Meanwhile, we reduced the Portfolio's holdings of Treasuries.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                   Government                    Lipper (VIP)                    Lehman Gov't.
                Income Portfolio/1/        General U.S. Gov't. Avg./2/           Bond Index/3/

 Dec/1991          10,000.00                       10,000.00                        10,000.00
                   10,072.00                       10,225.50                        10,213.60
 Dec/1992          10,585.00                       10,685.50                        10,722.70
                   11,545.80                       11,454.50                        11,531.30
 Dec/1993          11,914.70                       11,714.60                        11,865.60
                   11,246.80                       11,171.90                        11,377.20
 Dec/1994          11,299.30                       11,262.80                        11,465.10
                   12,652.50                       12,472.20                        12,749.10
 Dec/1995          13,499.90                       13,230.10                        13,567.90
                   13,171.90                       13,006.90                        13,324.40
 Dec/1996          13,799.20                       13,607.60                        13,943.90
                   14,162.20                       13,985.70                        14,310.00
 Dec/1997          15,133.40                       14,809.10                        15,280.80
                   15,730.20                       15,353.40                        15,919.90
 Dec/1998          16,508.30                       16,038.70                        16,786.20
                   16,076.30                       15,743.10                        16,405.40
 Dec/1999          16,062.40                       15,800.80                        16,411.30
                   16,773.90                       16,408.10                        17,226.60
 Dec/2000          18,115.20                       17,635.10                        18,584.80
                   18,507.60                       18,104.80                        19,006.60
 Dec/2001          19,575.00                       18,865.50                        19,928.60




   * Not available in all variable contracts.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) General U.S. Gov't. Avg. is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Lehman Brothers Government Bond Index is an unmanaged weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of 1 to 30 years.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

High Yield Bond Portfolio
--------------------------------------------------------------------------------

MANAGED BY
Prudential Investment Management, Inc.

As the U.S. economic recovery takes hold in 2002, we expect the difference between yields on higher-quality junk bonds and comparable U.S. Treasuries to remain stable or even decline, indicating improving demand for the junk bonds. Longer term, we believe the broader junk bond market should benefit as hope for an economic rebound encourages investors to reach for higher yields by purchasing riskier bonds.

PERFORMANCE SUMMARY

                                                  Six
Average Annual Returns                           Month     1-Year   3-Year   5-Year   10-Year
High Yield Bond Portfolio/1/                     -1.34%    -0.44%   -1.38%    1.28%    6.64%
Lipper (VIP) High Current Yield Avg./2/          -0.03%     1.13%   -1.16%    1.60%    6.59%
Lehman Brothers Corporate High Yield Index/3/     1.30%     5.28%    0.49%    3.11%    7.58%

High Yield Bond Portfolio inception date: 2/23/87.

The Prudential Series Fund High Yield Bond Portfolio returned -0.44% for the year ended December 31, 2001, and underperformed its Lipper Average in 2001 largely because we avoided certain "fallen angels," which are investment-grade bonds that were downgraded to junk status due to credit quality problems. Dozens of large, frequently traded bonds became "fallen angels" in 2001. In some cases, the Portfolio failed to reap the benefit when several of the bonds later gained in value.

High yield bonds, also known as "junk" bonds, are subject to greater credit and market liquidity risks, which may result in greater share price fluctuation.

PERFORMANCE REVIEW

Junk bonds began and ended the year on a strong note, outperforming the remainder of the U.S. bond market in the first and fourth quarters of 2001, based on the Lehman Brothers indexes. In between, however, junk bonds performed poorly, shunned by investors who watched corporate balance sheets deteriorate and bond defaults soar as the U.S. economy slid into a recession.

Telecommunications was among the hardest hit sectors in the high yield market. The Portfolio benefited from having an underweight position in this sector. Our good security selection in the food and lodging sectors of the junk bond market also aided the Portfolio's performance. But these positives could not offset the negative impact of our decision to avoid certain "fallen angels."

Furthermore, the Portfolio had exposure to several energy firms, such as AES and Calpine, whose bonds (and stocks) were tainted by the Enron debacle almost solely due to their involvement in a related industry. Enron filed the largest corporate bankruptcy in U.S. history in 2001.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                  High Yield             Lipper (VIP) High           Lehman Corporate
               Bond Portfolio/1/       Current Yield Avg./2/         High Yield Index/3/
 Dec/1991          10,000.00                  10,000.00                   10,000.00
                   11,073.50                  11,063.60                   11,035.00
 Dec/1992          11,753.30                  11,651.50                   11,575.20
                   13,088.50                  12,991.70                   12,795.20
 Dec/1993          14,017.70                  13,866.80                   13,556.50
                   13,864.00                  13,552.20                   13,249.20
 Dec/1994          13,636.30                  13,479.30                   13,417.00
                   14,936.40                  14,940.20                   15,082.20
 Dec/1995          16,031.30                  15,968.40                   15,989.50
                   16,798.40                  16,712.40                   16,542.30
 Dec/1996          17,857.20                  18,084.50                   17,804.50
                   18,906.40                  19,147.60                   18,840.30
 Dec/1997          20,318.70                  20,426.10                   20,077.00
                   21,375.00                  21,312.10                   20,980.50
 Dec/1998          19,839.80                  20,214.40                   20,451.80
                   20,533.70                  20,797.40                   20,901.60
 Dec/1999          20,754.40                  20,966.80                   20,940.90
                   20,360.80                  20,594.20                   20,687.30
 Dec/2000          19,111.90                  18,989.60                   19,714.10
                   19,285.80                  19,174.50                   20,488.00
 Dec/2001          19,027.50                  19,077.30                   20,754.80


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Lehman Brothers Corporate High Yield Index (LHYI) is an unmanaged index comprised of more than 700 noninvestment-grade bonds.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

Money Market Portfolio
--------------------------------------------------------------------------------

MANAGED BY
Prudential Investment Management, Inc.

We expect the Federal Reserve's (the Fed) aggressive short-term interest-rate cuts to revive economic growth in the United States during 2002. Meanwhile, the economy apparently remains in the doldrums, and corporate credit quality remains under pressure. This state of affairs underscores the need to continue our conservative approach to corporate credit selection.

PERFORMANCE SUMMARY

                                      Six                                         7-Day Current
Average Annual Returns               Month    1-Year   3-Year   5-Year   10-Year   Net Yield/1/*
Money Market Portfolio/1/             1.54%    4.22%    5.14%    5.24%    4.80%      1.89%
Lipper (VIP) Money Market Avg./2/     1.33%    3.73%    4.82%    4.96%    4.54%       N/A

Money Market Portfolio inception date: 5/13/83. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

The Prudential Series Fund Money Market Portfolio returned 4.22% in 2001, compared with a 3.73% return reported by its benchmark Lipper Average. On December 31, 2001, the Portfolio's seven-day current net yield was 1.89%, down from 3.83% on June 26, 2001.

An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE REVIEW

The Fed reduced short-term interest rates 11 times in 2001 in an effort to revitalize a U.S. economy that had lapsed into a recession for the first time in a decade. These moves pushed short-term rates below 2.00% for the first time in 40 years. Consequently, money market yields fell dramatically, driving prices of money market securities sharply higher.

In this declining interest-rate environment, we stuck with our strategy of primarily purchasing money market securities designed to position the Portfolio's weighted average maturity (WAM) longer than that of the average comparable fund. (WAM measures a fund's sensitivity to changes in the level of interest rates. It considers the maturity and quantity of each security held by a fund.) Having a longer-than-average WAM enabled the Portfolio's yield to remain higher for a longer period of time as money market yields fell in 2001.

SEVEN-DAY CURRENT NET YIELDS*

                                    [CHART]

                   Money Market          Average Money
                   Portfolio/1/          Market Fund/3/
 Dec/00               6.26                   5.89
                      5.68                   5.87
                      6.23                   5.77
                      6.17                   5.65
                      6.06                   5.55
 Jan/01               5.96                   5.47
                      5.74                   5.29
                      5.69                   5.19
                      5.57                   5.09
 Feb/01               5.42                   5.03
                      5.40                   4.94
                      5.24                   4.86
                      5.20                   4.77
 Mar/01               5.08                   4.60
                      4.85                   4.56
                      4.83                   4.48
                      4.80                   4.43
 Apr/01               4.75                   4.31
                      4.68                   4.21
                      4.59                   4.11
                      4.48                   3.99
                      4.31                   3.82
 May/01               4.20                   3.73
                      4.13                   3.69
                      4.04                   3.61
                      3.92                   3.54
 Jun/01               3.83                   3.46
                      3.65                   3.40
                      3.74                   3.32
                      3.68                   3.26
                      3.61                   3.21
 Jul/01               3.45                   3.19
                      3.50                   3.13
                      3.47                   3.10
                      3.47                   3.05
 Aug/01               3.42                   2.98
                      3.39                   2.96
                      3.36                   2.93
                      3.32                   2.85
 Sep/01               2.98                   2.58
                      2.93                   2.57
                      2.88                   2.38
                      2.83                   2.27
                      2.77                   2.17
 Oct/01               2.66                   2.09
                      2.60                   2.02
                      2.56                   1.87
                      2.45                   1.78
 Nov/01               2.34                   1.73
                      2.28                   1.69
                      2.20                   1.60
                      2.07                   1.52
                      1.95                   1.47
 Dec/01               1.89                   1.45


  * Weekly seven-day current net yields of the Money Market Portfolio and the iMoneyNet First and Second Tier General Purpose Retail universe as of 12/31/2001.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ Source: iMoneyNet, Inc. as of 12/31/2001, based on 337 funds in the iMoneyNet General Purpose Universe.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

Natural Resources Portfolio
--------------------------------------------------------------------------------

MANAGED BY
Jennison Associates LLC

We are continuing our focus on natural gas. There are indications that future supplies of North American natural gas are limited. On the demand side, however, an economic recovery in 2002 will increase the demand for natural gas for electricity generation. Most power generation plants built in the past few years have been fueled by natural gas.

PERFORMANCE SUMMARY

                                         Six
Average Annual Returns                   Month   1-Year    3-Year    5-Year    10-Year
Natural Resources Portfolio/1/          -5.51%   -10.08%   21.80%     5.78%     10.95%
Lipper (VIP) Nat. Res. Funds Avg./2/    -6.81%   -11.50%   10.50%     0.28%      5.10%
S&P 500 Index/3/                        -5.56%   -11.88%   -1.03%    10.70%     12.93%

Natural Resources Portfolio inception date: 5/1/88.

The Prudential Series Fund Natural Resources Portfolio returned -10.08% for the year ended December 31, 2001, outperforming the -11.50% Lipper (VIP) Natural Resources Funds Average. The economic recession hurt both of the Portfolio's major investment focuses--platinum and palladium, and oil and natural gas.

Sector investing carries higher risks than investments in a broadly diversified portfolio.

PERFORMANCE REVIEW

During 2001, we had gains on some of the Portfolio's oil services stocks, particularly Nabors Industries and BJ Services, because we made purchases when prices were particularly low. We also had gains on several gold stocks, which benefited from the uncertain global situation because many people in unstable regions use gold as a portable and concealable investment.

We think companies that produce or transport natural gas, or that service the natural gas industry, are strong long-term investments because consumption is rising and reserves are being depleted. However, the rapid spike in gas prices in 2000 significantly curtailed demand, hurting our natural gas stocks. Falling natural gas prices hurt our Portfolio in another way as well. When natural gas prices drop, drilling plans are suspended as companies try to conserve cash. Companies serving the well-drilling industry generally declined, including the Portfolio's positions in Maverick Tube, Newfield Exploration, Smith International, and Cooper Cameron.

By far the largest single detractor from the Portfolio's return was Stillwater Mining, the only significant palladium and platinum source outside the Republic of South Africa and Russia. Platinum and palladium are precious metals that are used for jewelry, automobile catalytic converters and, in the case of palladium, electronics and dental fillings. Investors began to fear that the slowing global economy would diminish demand for automobiles, and thus catalytic converters, and for platinum jewelry. During this period, Stillwater shares corrected after a huge advance late in 2000. As the global economy recovers, we expect demand for platinum and palladium to recover.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                   Natural             Lipper (VIP)                S&P 500
             Resources Portfolio     Nat. Res. Funds Avg./2/       Index/3/
 Dec/1991         10,000.00              10,000.00                10,000.00
                  10,735.70              10,287.20                 9,932.82
 Dec/1992         10,730.40               9,872.39                10,760.80
                  13,057.90              12,627.00                11,284.30
 Dec/1993         13,428.90              13,392.10                11,843.00
                  13,098.70              12,859.80                11,442.30
 Dec/1994         12,851.90              12,987.80                11,998.60
                  14,906.20              13,839.10                14,420.60
 Dec/1995         16,311.50              14,589.70                16,502.10
                  19,482.60              16,316.40                18,167.00
 Dec/1996         21,348.00              17,193.50                20,288.50
                  21,031.20              17,001.70                24,467.40
 Dec/1997         18,873.80              15,507.70                27,055.00
                  17,961.50              14,551.20                31,849.60
 Dec/1998         15,646.60              12,246.60                34,792.40
                  20,848.70              15,242.20                39,094.90
 Dec/1999         22,842.40              15,735.20                42,110.30
                  26,453.10              17,213.30                41,930.60
 Dec/2000         31,445.10              19,334.40                38,277.50
                  29,924.00              18,362.40                35,715.70
 Dec/2001         28,274.20              17,276.80                33,731.60



The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

Natural resources companies are affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Natural Resources Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

Prudential Jennison Portfolio
--------------------------------------------------------------------------------

MANAGED BY
Jennison Associates LLC

Although there is still heightened uncertainty and concerns about deteriorating business conditions, we believe that economic recovery in the United States will be well underway by mid-2002. The United States government is currently ahead of the rest of the world in providing monetary and fiscal stimuli to its economy, which remains flexible and resilient. U.S. corporations are likely to recover faster than their international counterparts because they were quicker to suspend their spending on new capacity and to reduce their excess inventory. They will have to increase spending to meet the growing demand for goods. Strong personal income gains sustained consumer spending.

PERFORMANCE SUMMARY

                                                Six                                  Since
Average Annual Returns                         Month    1-Year    3-Year   5-Year  Inception*
Prudential Jennison Portfolio (Class I)/1/     -6.10%   -18.25%   -1.34%   11.70%   14.66%
Lipper (VIP) Large-Cap Growth Funds Avg./2/    -9.07%   -21.88%   -2.84%    8.75%   12.70%
Russell 1000(R) Growth Index/3/                -7.21%   -20.42%   -6.32%    8.27%   12.90%
S&P 500 Index/4/                               -5.56%   -11.88%   -1.03%   10.70%   14.66%

Prudential Jennison Portfolio (Class I) inception date: 4/25/95.

Although the Prudential Series Fund Prudential Jennison Portfolio (Class I) declined 18.25% in 2001, the Lipper (VIP) Large-Cap Growth Funds Average fell a substantial three percentage points more for the year ended December 31, 2001. These results reflected the poor environment for growth investing.

PERFORMANCE REVIEW

Consumer spending was the strongest component of the U.S. economy in 2001, and several of the Portfolio's investments in consumer-oriented stocks such as Gillette, Pepsi, and other retailers made positive contributions to its return. Wal-Mart Stores made a particularly large contribution. Media stocks such as AOL Time Warner and Walt Disney also benefited from consumer spending. In addition, toward the end of the year, investors began to anticipate an increase in advertising spending as the U.S. economy recovers.

The largest contributions by individual companies came from three computer companies whose earnings growth appears strongly based--Microsoft, IBM, and Dell Computer. However, the Portfolio's technology holdings that are related to large computer networks or telecommunications posted large declines. These included Nokia, Sun Microsystems, Cisco Systems, EMC, and JDS Uniphase.

Some banks, including MBNA, made positive contributions, but financial institutions exposed to capital market conditions were among the poorer performers. American Express was hurt by the decline in travel after September 11.

Several healthcare holdings also were among the positive contributors, including Johnson & Johnson, Sepracor, and Abbott Laboratories.

The Portfolio's energy stocks--most notably the oil service companies Halliburton and Schlumberger--were among its poorest performers.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

               Prudential Jennison             Lipper (VIP)                      S&P
              Portfolio (Class I)/1/    Large-Cap Growth Funds Avg./2/       500 Index/3/

 Apr/1995         10,000.00                      10,000.00                     10,000.00
                  11,275.70                      10,907.90                     10,640.20
 Dec/1995         12,556.30                      12,291.30                     12,176.00
                  13,494.30                      13,608.80                     13,404.50
 Dec/1996         14,361.80                      14,712.80                     14,969.80
                  16,801.00                      17,044.90                     18,053.20
 Dec/1997         18,916.10                      18,702.50                     19,962.40
                  22,840.80                      22,583.80                     23,500.10
 Dec/1998         26,001.60                      25,130.30                     25,671.40
                  29,972.30                      28,592.90                     28,846.10
 Dec/1999         36,975.00                      34,836.50                     31,071.00
                  38,446.60                      35,630.70                     30,938.40
 Dec/2000         30,549.10                      29,197.30                     28,243.00
                  26,595.30                      25,128.70                     26,352.70
 Dec/2001         24,972.50                      22,905.40                     24,888.80


*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Russell 1000(R) Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

Small Capitalization Stock Portfolio
--------------------------------------------------------------------------------

MANAGED BY
Prudential Investment Management, Inc.

The S&P SmallCap 600 Index posted gains in the past two years while the S&P 500 Index was falling steeply. Now, the returns of both indexes over the past five years are about equal. It isn't likely that this means that small caps have caught up and their advantage is over, because the profits of smaller firms have held up better than those of the largest companies. Small caps are still cheaper, and thus very attractive according to price/earnings ratios and price/book value ratios. Even if they don't outperform large caps next year, the dramatic contrast in performance between large and small caps over the past five years demonstrates the value of diversification. You may have come out with the same return after five years if you had invested in only one of these indexes, but the trip would have been a lot smoother if you had owned both.

PERFORMANCE SUMMARY

                                             Six                                  Since
Average Annual Returns                      Month   1-Year   3-Year   5-Year    Inception*
Small Capitalization Stock Portfolio/1/     0.12%    5.53%   10.29%   10.75%    13.94%
Lipper (VIP) Small-Cap Core Avg./2/        -1.80%    2.85%    9.36%    9.81%    13.00%
S&P SmallCap 600 Index/3/                   0.26%    6.51%   10.21%   10.65%    14.34%

Small Capitalization Stock Portfolio inception date: 4/25/95.

In 2001, Prudential Series Fund Small Capitalization Stock Portfolio returned 5.53%, underperforming the S&P SmallCap 600 Index that returned 6.51% for the year ended December 31, 2001. The gains were concentrated in value stocks, which have low share prices compared with their company's book value or earnings. Growth stocks, as measured by the S&P SmallCap 600/Barra Growth Index, fell 1.18%. This difference in return represented a renewed investor focus on how share prices relate to profitability.

The Standard & Poor's SmallCap 600 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Small Capitalization Stock Portfolio. Investors cannot invest directly in any index, including the S&P SmallCap 600 Index.

Small-cap stocks may have limited marketability, and may be subject to more abrupt or erratic movement than large-cap stocks.

PERFORMANCE REVIEW

Consumer-oriented stocks provided almost all of the market's upward momentum because of the strength of consumer spending. Both the consumer cyclicals and consumer staples sectors rose more than 26%. The top-performing industries in the S&P SmallCap 600 Index included personal products, movies and entertainment, consumer finance, automobiles, and leisure. There was also one odd industry in the top group--networking equipment--that was a sharp contrast to the poor performance of comparable large-cap stocks.

The largest detractor from the Index's return was the energy sector. This was due to the fact that the prices of oil and natural gas were held down by the slowing global economy, a mild autumn in the United States, and reduced demand for jet fuel, which constitutes a significant part of the demand for oil.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

              Small Capitalization                     Lipper                      S&P SmallCap
               Stock Portfolio/1/            (VIP) Small-Cap Core Avg./2/          600 Index/3/
 Apr/1995          10,000.00                          10,000.00                     10,000.00
                   10,681.20                          10,575.10                     10,713.30
 Dec/1995          11,995.50                          11,950.20                     12,138.40
                   13,223.80                          13,530.70                     13,500.70
 Dec/1996          14,367.40                          14,633.10                     14,726.10
                   16,021.70                          15,941.30                     16,427.90
 Dec/1997          17,983.40                          17,498.60                     18,493.60
                   19,037.20                          18,376.00                     19,621.60
 Dec/1998          17,845.90                          17,173.30                     18,251.20
                   18,772.80                          18,453.90                     19,171.20
 Dec/1999          20,109.30                          21,602.90                     20,516.40
                   21,613.10                          23,094.10                     21,929.10
 Dec/2000          22,685.90                          22,685.40                     22,937.00
                   23,911.80                          23,553.60                     24,366.60
 Dec/2001          23,941.40                          23,267.80                     24,430.00


  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and the S&P SmallCap 600 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Small-Cap Core Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

Stock Index Portfolio
--------------------------------------------------------------------------------

MANAGED BY
Prudential Investment Management, Inc.

It's been a difficult time for the stocks in the S&P 500 Index. Together with last year's 10% fall, this year marked the Index's largest two-year loss in 27 years. We think that the two-year bear market was largely a correction for the preceding burst of capital investment and the long bull stock market that accompanied it. These things tend to even out over the long run; the Index's return has averaged 12.3% over the half-century since 1950.

PERFORMANCE SUMMARY

                                                    Six
Average Annual Returns                              Month     1-Year   3-Year  5-Year  10-Year
Stock Index Portfolio/1/                            -5.67%    -12.05%  -1.20%  10.47%  12.61%
Lipper (VIP) S&P 500 Index Objective Fds. Avg./2/   -5.76%    -12.22%  -1.35%  10.37%  12.53%
S&P 500 Index/3/                                    -5.56%    -11.88%  -1.03%  10.70%  12.93%

Stock Index Portfolio inception date: 10/19/87.

The Prudential Series Fund Stock Index Portfolio declined 12.05% in 2001, in line with its peer group Lipper Average for the year ended December 31, 2001.

The Standard & Poor's 500 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot invest directly in any index, including the S&P 500 Index.

PERFORMANCE REVIEW

The S&P 500 Index fell in part because the profits of the Index companies in 2001 declined sharply. Some of the largest profit shortfalls were in very large companies. Since the S&P 500 Index is capitalization weighted, these stocks have a greater impact on it than those of smaller companies. The largest 10% of companies in the Index accounted for more than two-thirds of its fall, while the aggregate return of the smallest 40% was positive and helped moderate the decline.

Because the technology sector overall fell 24% in 2001, and thus its market capitalization became smaller, its impact going forward will be somewhat less. In fact, at year-end it had a slightly smaller weighting than financials.

The largest detractions from the Index's return in 2001 came from companies making telecommunications and computer networking equipment. Capital investment continued to be very weak, and consumer spending remained high, so investors favored consumer stocks in industry groups such as leisure time, homebuilding, toys, and household furnishings and appliances.

However, the largest positive contributions to the Index's performance came from individual companies that turned in strong performances regardless of the sector they were in. They included computer manufacturers such as IBM and Dell Computer, as well as retailers such as Wal-Mart Stores and Lowes Companies. Bank of America, Johnson & Johnson, and AT&T also made substantial positive contributions.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                   Stock            Lipper (VIP) S&P 500            S&P 500
            Index Portfolio/1/  Index Objective Funds Avg./2/       Index/3/

 Dec/1991        10,000.00              10,000.00                  10,000.00
                  9,911.32               9,909.05                   9,932.82
 Dec/1992        10,713.50              10,723.50                  10,760.80
                 11,211.00              11,259.80                  11,284.30
 Dec/1993        11,748.80              11,794.00                  11,843.00
                 11,333.40              11,382.80                  11,442.30
 Dec/1994        11,867.30              11,899.30                  11,998.60
                 14,236.80              14,260.90                  14,420.60
 Dec/1995        16,266.20              16,268.10                  16,502.10
                 17,884.10              17,870.10                  18,167.00
 Dec/1996        19,936.70              19,937.40                  20,288.50
                 23,986.90              23,941.40                  24,467.40
 Dec/1997        26,482.30              26,403.80                  27,055.00
                 31,110.20              31,022.60                  31,849.60
 Dec/1998        34,009.50              33,885.00                  34,792.40
                 38,122.40              38,000.90                  39,094.90
 Dec/1999        40,996.10              40,868.30                  42,110.30
                 40,773.80              40,644.20                  41,930.60
 Dec/2000        37,293.80              37,084.70                  38,277.50
                 34,770.80              34,544.00                  35,715.70
 Dec/2001        32,798.70              32,576.80                  33,731.60


/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

Value Portfolio
--------------------------------------------------------------------------------

MANAGED BY
Deutsche Asset Management, Inc.; Jennison Associates LLC; and Victory Capital Management, Inc.

The terrorist attacks of September 11 spurred the addition of both monetary and fiscal stimulus to the economy in very large measure. However, we think that much of the benefit of the economic stimulus package has already been reflected in share prices after the post-September upward bounce. Even if spending rises, few companies have the pricing power to increase their profits to the high levels that many analysts are forecasting. We expect the ensuing disappointments to provide us with good value opportunities in the months ahead.

PERFORMANCE SUMMARY

                                               Six
Average Annual Returns                         Month   1-Year    3-Year   5-Year   10-Year
Value Portfolio (Class I)/1/                  -2.87%    -2.08%    8.40%   11.18%   13.14%
Lipper (VIP) Large-Cap Value Funds Avg./2/    -4.97%    -5.98%    2.63%    8.68%   12.38%
Lipper (VIP) Multi-Cap Value Funds Avg./3/    -2.60%    -0.22%    5.49%    9.81%   11.17%
Russell 1000(R) Value Index/4/                -4.39%    -5.59%    2.74%   11.13%   14.13%
S&P 500 Index/5/                              -5.56%   -11.88%   -1.03%   10.70%   12.93%

Value Portfolio (Class I) inception date: 2/19/88. Although Lipper classifies the Portfolio within the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average is also shown, because the portfolios included in the Large-Cap Value Funds Average are more consistent with the management of the Portfolio.

The Prudential Series Fund Value Portfolio returned -2.08% for the period ended December 31, 2001. This return was more than two percentage points above the -5.98% Lipper (VIP) Large-Cap Value Funds Average.

PERFORMANCE REVIEW

Throughout the year, the Portfolio benefited from its diversification and from its focus on companies that were relatively independent of the pace of economic activity. For example, Tyco performed well because its earnings were supported by noncyclical businesses such as burglar alarms and hospital supplies. The Portfolio's inexpensively purchased technology holdings--including IBM and Dell--contributed substantially to its return.

The Portfolio also benefited from opportunistic purchases it made in the steep September market decline. Investors soon began to look ahead to an economic recovery driving the rapid fourth-quarter rebound. The Portfolio's oil services, media and entertainment, and financial services stocks posted strong gains. XL Capital also benefited from the huge supply/demand imbalance for property and casualty insurance after September 11.

However, energy-related companies, and some financial companies that derive a large part of their income from managing investments, detracted from the Portfolio's return. Enron had special problems because it had been financing purchases of energy assets with high levels of debt. Once questions about its ability to service its debt arose, its energy trading customers took their business elsewhere. Telecommunications and natural resources stocks also detracted from the Portfolio's return.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                    Value                   S&P
             Portfolio (Class I)/1/     500 Index/3/

 Dec/1991         10,000.00               10,000.00
                  10,132.50                9,932.82
 Dec/1992         11,014.00               10,760.80
                  12,730.80               11,284.30
 Dec/1993         13,468.30               11,843.00
                  13,329.90               11,442.30
 Dec/1994         13,661.80               11,998.60
                  15,590.00               14,420.60
 Dec/1995         16,626.90               16,502.10
                  17,799.00               18,167.00
 Dec/1996         20,241.20               20,288.50
                  23,777.60               24,467.40
 Dec/1997         27,651.10               27,055.00
                  30,387.50               31,849.60
 Dec/1998         26,992.30               34,792.40
                  31,924.60               39,094.90
 Dec/1999         30,372.80               42,110.30
                  28,759.70               41,930.60
 Dec/2000         35,107.90               38,277.50
                  35,395.40               35,715.70
 Dec/2001         34,378.70               33,731.70



The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

  /1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2,3/ The Lipper Variable Insurance Products (VIP) Equity Income, Large-Cap
      Value, and Multi-Cap Value Funds Averages are calculated by Lipper, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses, but not product charges.

  /4/ The Russell 1000(R) Value Index contains those securities in the Russell
      1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

  /5/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

Zero Coupon Bond 2005 Portfolio*
--------------------------------------------------------------------------------

MANAGED BY
Prudential Investment Management, Inc.

We believe the U.S. economy will recover in the first half of 2002, aided by the Federal Reserve (the Fed) that may reduce short-term interest rates again in early 2002, or at the very least, leave them unchanged during the first half of the year. Under this scenario, we expect the U.S. bond market rally to continue in the first six months of the year, led by moderate gains in intermediate-and long-term bonds.

PERFORMANCE SUMMARY

                                       Six
Average Annual Returns                Month   1-Year   3-Year   5-Year   10-Year
Zero Coupon Bond 2005 Portfolio/1/    5.16%   8.11%    5.08%    7.70%     8.62%
Lipper (VIP) Target Mat. Avg./2/      4.67%   6.33%    4.43%    7.92%     9.16%
Lehman Brothers Gov't Bond Index/3/   4.85%   7.23%    5.89%    7.40%     7.14%

Zero Coupon Bond 2005 Portfolio inception date: 5/1/89.

The Prudential Series Fund Zero Coupon Bond 2005 Portfolio returned 8.11%, and outperformed its Lipper average by a large margin for the year ended December 31, 2001, due to the Portfolio's considerable exposure to the zero coupon bonds of federal agencies.

PERFORMANCE REVIEW

Prices of zero coupon bonds rallied as the Fed eased monetary policy 11 times in 2001, leaving short-term interest rates below 2.00% for the first time in 40 years. (Bond prices rise when interest rates fall, and zero coupon bonds are the most interest-rate sensitive of all debt securities.) Bargain hunters initially purchased federal agency zero coupon bonds because they were inexpensive relative to U.S. Treasury zero coupon bonds in early 2001.

As the year continued, anticipation that the Fed's repeated rate cuts would get the economy moving again in 2002 led investors to buy "spread product"--bonds such as federal agency securities that yield more than Treasuries. Consequently in 2001, federal agency securities outperformed Treasuries, which were hurt in November and December by the improving prospects for an economic rebound.

While Treasury zero coupon bonds comprised the bulk of the Portfolio, its sizable position in federal agency zero coupon bonds was the driving factor behind the Portfolio's strong relative performance in 2001.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                     Zero Coupon             Lipper (VIP)              Lehman Gov't.
                Bond 2005 Portfolio/1/    Target Mat. Avg./2/          Bond Index/3/

 Dec/1991           10,000.00                  10,000.00                10,000.00
                     9,939.76                  10,112.10                10,213.60
 Dec/1992           10,966.50                  11,249.60                10,722.70
                    12,789.40                  13,149.40                11,531.30
 Dec/1993           13,372.00                  13,866.40                11,865.60
                    12,014.40                  12,221.50                11,377.20
 Dec/1994           12,087.60                  12,379.80                11,465.10
                    14,504.40                  14,990.40                12,749.10
 Dec/1995           15,937.20                  16,786.20                13,567.90
                    14,842.40                  15,415.40                13,324.40
 Dec/1996           15,775.90                  16,541.50                13,943.90
                    16,087.00                  16,871.10                14,310.00
 Dec/1997           17,539.30                  18,720.70                15,280.80
                    18,315.60                  19,732.00                15,919.90
 Dec/1998           19,705.70                  21,188.70                16,786.20
                    18,707.80                  19,825.40                16,405.40
 Dec/1999           18,590.60                  19,454.80                16,411.30
                    19,441.60                  20,381.10                17,226.60
 Dec/2000           21,148.10                  22,400.40                18,584.80
                    21,740.10                  22,904.30                19,006.60
 Dec/2001           22,862.60                  24,069.40                19,928.60


  *  Not available in all variable contracts.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Target Maturity Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Lehman Brothers Government Bond Index (LGI) is an unmanaged weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of 1 to 30 years.

Investors cannot invest directly in a market index or average.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2001


                                                                  Conservative        Diversified
                                                                    Balanced             Bond               Equity
                                                                   Portfolio           Portfolio           Portfolio
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at
   value (a)                                                     $3,870,255,077      $1,671,602,480      $4,562,402,418
  Repurchase agreements (a)                                                  --                  --          54,191,000
  Cash                                                                  139,387                  --                  --
  Foreign currency, at value (b)                                             --                 909              10,316
  Receivable for investments sold                                    42,547,868             653,263          10,596,301
  Interest and dividends receivable                                  14,715,325          22,036,045           4,793,893
  Receivable for securities lending income                            3,404,592             175,584                  --
  Due from broker -- variation margin                                   628,922             234,500                  --
  Receivable for capital stock sold                                      91,204             247,022             128,141
  Unrealized appreciation on forward foreign currency contracts              --             231,032                  --
  Deferred expenses and other assets                                     22,797               9,400              32,740
-----------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                   3,931,805,172       1,695,190,235       4,632,154,809
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased                                 358,222,335          97,754,728           9,703,433
  Payable to broker for collateral for securities on loan           307,003,773         195,290,991                  --
  Payable for capital stock repurchased                               2,509,306             407,622           3,524,341
  Due to broker -- variation margin                                   1,686,950                  --             216,906
  Management fee payable                                              1,524,608             476,321           1,762,411
  Securities lending rebate payable                                     475,334             289,453                  --
  Payable to securities lending agent                                    59,073              54,839                  --
  Withholding tax payable                                                    98                  --               6,532
  Payable to custodian                                                       --              51,213              13,169
  Unrealized depreciation on swaps                                           --                  --                  --
  Unrealized depreciation on forward foreign currency contracts              --                  --                  --
  Accrued expenses and other liabilities                                648,329             204,971               8,670
-----------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                672,129,806         294,530,138          15,235,462
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $3,259,675,366      $1,400,660,097      $4,616,919,347
-----------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $ 0.01 par value                              $    2,381,064      $    1,233,231      $    2,253,639
  Paid-in-capital, in excess of par                               3,302,308,133       1,352,558,579       4,921,544,437
-----------------------------------------------------------------------------------------------------------------------------
                                                                  3,304,689,197       1,353,791,810       4,923,798,076
  Undistributed (Overdistribution of) net investment income                 (98)         86,757,729           1,025,572
  Accumulated net realized gain (loss) on investments                 1,880,970         (46,654,152)       (219,552,439)
  Net unrealized appreciation (depreciation) on investments
   and foreign currencies                                           (46,894,703)          6,764,710         (88,351,862)
-----------------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 2001                                  $3,259,675,366      $1,400,660,097      $4,616,919,347
-----------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I                                                        $3,259,675,366      $1,400,660,097      $4,615,859,550
  Class II                                                                   --                  --           1,059,797
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)                                                       238,106,350         123,323,135         225,312,179
  Class II (d)                                                               --                  --              51,726
-----------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I                                                        $        13.69      $        11.36      $        20.49
  Class II                                                                   --                  --               20.49
-----------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments (e)                          $3,920,470,748      $1,664,335,386      $4,705,272,134
(b)  Identified cost of foreign currency                         $           --      $          916      $       10,364
(c)  Class I authorized shares                                      740,000,000         340,000,000         590,000,000
(d)  Class II authorized shares                                      10,000,000          10,000,000          10,000,000
(e)  Including collateral for securities on a loan of            $  307,003,773      $  195,290,991      $           --

                                                                   Flexible
                                                                    Managed         Global
                                                                   Portfolio       Portfolio
----------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at
   value (a)                                                     $4,370,082,643  $  900,738,258
  Repurchase agreements (a)                                          61,458,000              --
  Cash                                                                3,691,284              --
  Foreign currency, at value (b)                                             --      41,576,385
  Receivable for investments sold                                    50,064,167      12,901,136
  Interest and dividends receivable                                  12,122,702         334,436
  Receivable for securities lending income                                   --           7,024
  Due from broker -- variation margin                                 1,027,656              --
  Receivable for capital stock sold                                     226,133         248,685
  Unrealized appreciation on forward foreign currency contracts              --          66,059
  Deferred expenses and other assets                                     27,124           6,338
----------------------------------------------------------------------------------------------------
   Total Assets                                                   4,498,699,709     955,878,321
----------------------------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased                                 278,384,336       3,107,329
  Payable to broker for collateral for securities on loan           308,774,442      63,291,209
  Payable for capital stock repurchased                               2,653,109       2,828,347
  Due to broker -- variation margin                                   4,714,175              --
  Management fee payable                                              1,983,934         547,539
  Securities lending rebate payable                                     493,625          64,593
  Payable to securities lending agent                                 4,145,613          18,625
  Withholding tax payable                                                    --          13,052
  Payable to custodian                                                       --              --
  Unrealized depreciation on swaps                                           --         585,579
  Unrealized depreciation on forward foreign currency contracts              --          63,758
  Accrued expenses and other liabilities                                945,966         336,296
----------------------------------------------------------------------------------------------------
   Total Liabilities                                                602,095,200      70,856,327
----------------------------------------------------------------------------------------------------
NET ASSETS                                                       $3,896,604,509  $  885,021,994
----------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $ 0.01 par value                              $    2,634,449  $      578,961
  Paid-in-capital, in excess of par                               4,031,535,587   1,028,622,036
----------------------------------------------------------------------------------------------------
                                                                  4,034,170,036   1,029,200,997
  Undistributed (Overdistribution of) net investment income         106,760,860       7,500,118
  Accumulated net realized gain (loss) on investments              (205,381,597)   (135,529,228)
  Net unrealized appreciation (depreciation) on investments
   and foreign currencies                                           (38,944,790)    (16,149,893)
----------------------------------------------------------------------------------------------------
  Net assets, December 31, 2001                                  $3,896,604,509  $  885,021,994
----------------------------------------------------------------------------------------------------
Net assets consist of
  Class I                                                        $3,896,604,509  $  885,021,994
  Class II                                                                   --              --
----------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)                                                       263,444,889      57,896,077
  Class II (d)                                                               --              --
----------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I                                                        $        14.79  $        15.29
  Class II                                                                   --              --
----------------------------------------------------------------------------------------------------
(a)  Identified cost of investments (e)                          $4,482,387,724  $  916,201,221
(b)  Identified cost of foreign currency                         $           --  $   41,719,385
(c)  Class I authorized shares                                      740,000,000     140,000,000
(d)  Class II authorized shares                                      10,000,000      10,000,000
(e)  Including collateral for securities on a loan of            $  308,774,442  $   63,291,209

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2001


                                                                  Government   High Yield        Money        Natural
                                                                    Income        Bond          Market       Resources
                                                                  Portfolio    Portfolio       Portfolio     Portfolio
--------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, at value (a)..................................... $378,274,447 $ 748,705,556  $1,566,177,485 $336,593,471
  Cash..........................................................           --            --             952       12,138
  Foreign currency, at value (b)................................           --            --              --      499,671
  Receivable for investments sold...............................   22,989,299       243,675              --           --
  Interest and dividends receivable.............................    2,811,123    13,406,883       7,035,298      164,214
  Receivable for capital stock sold.............................      611,604        38,923       6,897,742       64,513
  Due from broker -- variation margin...........................      144,582            --              --           --
  Receivable for securities lending income......................      106,454            --              --           --
  Deferred expenses and other assets............................        2,053         4,276          10,056        2,333
--------------------------------------------------------------------------------------------------------------------------
   Total Assets.................................................  404,939,562   762,399,313   1,580,121,533  337,336,340
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..........................................           --            --              --           --
  Payable for investments purchased.............................   69,153,101     2,231,822      75,000,000      355,578
  Payable to broker for collateral for securities on loan.......   24,119,293   101,845,506              --           --
  Unrealized depreciation on interest rate swaps................           --            --              --           --
  Payable for capital stock repurchased.........................      364,566     1,528,577       2,564,578      523,281
  Management fee payable........................................      105,830       272,767         518,422      122,667
  Payable to securities lending agent...........................      104,998       433,917              --           --
  Securities lending rebate payable.............................       11,388       124,781              --           --
  Distribution fee payable......................................           --            --              --           --
  Administration fee payable....................................           --            --              --           --
  Withholding tax payable.......................................           --            --              --       16,544
  Accrued expenses and other liabilities........................       71,244       152,254         185,512      188,990
--------------------------------------------------------------------------------------------------------------------------
   Total Liabilities............................................   93,930,420   106,589,624      78,268,512    1,207,060
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS...................................................... $311,009,142 $ 655,809,689  $1,501,853,021 $336,129,280
--------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.............................. $    253,698 $   1,214,274  $    1,501,853 $    175,915
  Paid-in-capital, in excess of par.............................  285,996,621   930,150,466   1,500,351,168  289,277,902
--------------------------------------------------------------------------------------------------------------------------
                                                                  286,250,319   931,364,740   1,501,853,021  289,453,817
  Undistributed (Overdistribution of) net investment income.....   17,156,501    71,928,838              --   (3,769,949)
  Accumulated net realized gain (loss) on investments...........       23,467  (209,702,037)             --    4,148,570
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies...........................................    7,578,855  (137,781,852)             --   46,296,842
--------------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 2001................................. $311,009,142 $ 655,809,689  $1,501,853,021 $336,129,280
--------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I....................................................... $311,009,142 $ 655,809,689  $1,501,853,021 $336,129,280
  Class II......................................................           --            --              --           --
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)...................................................   25,369,835   121,427,447     150,185,302   17,591,509
  Class II (d)..................................................           --            --              --           --
--------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I....................................................... $      12.26 $        5.40  $        10.00 $      19.11
  Class II......................................................           --            --              --           --
--------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments (e)......................... $370,493,383 $ 886,487,408  $1,566,177,485 $290,288,657
(b)  Identified cost of foreign currency........................ $         -- $          --  $           -- $    507,538
(c)  Class I authorized shares..................................  130,000,000   390,000,000     340,000,000   60,000,000
(d)  Class II authorized shares.................................   10,000,000    10,000,000      10,000,000   10,000,000
(e)  Including collateral for securities on loan of............. $ 24,119,293 $ 101,845,506  $           -- $         --

                                                                   Prudential
                                                                    Jennison
                                                                   Portfolio
--------------------------------------------------------------------------------
ASSETS
  Investments, at value (a)..................................... $2,250,701,989
  Cash..........................................................             --
  Foreign currency, at value (b)................................             --
  Receivable for investments sold...............................     25,110,098
  Interest and dividends receivable.............................      2,021,312
  Receivable for capital stock sold.............................        613,700
  Due from broker -- variation margin...........................             --
  Receivable for securities lending income......................            278
  Deferred expenses and other assets............................         15,205
--------------------------------------------------------------------------------
   Total Assets.................................................  2,278,462,582
--------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..........................................             --
  Payable for investments purchased.............................     24,426,400
  Payable to broker for collateral for securities on loan.......      1,013,168
  Unrealized depreciation on interest rate swaps................             --
  Payable for capital stock repurchased.........................      4,786,401
  Management fee payable........................................      1,141,282
  Payable to securities lending agent...........................             70
  Securities lending rebate payable.............................             --
  Distribution fee payable......................................         11,502
  Administration fee payable....................................          6,901
  Withholding tax payable.......................................         15,991
  Accrued expenses and other liabilities........................        625,308
--------------------------------------------------------------------------------
   Total Liabilities............................................     32,027,023
--------------------------------------------------------------------------------
NET ASSETS...................................................... $2,246,435,559
--------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.............................. $    1,210,053
  Paid-in-capital, in excess of par.............................  2,919,820,946
--------------------------------------------------------------------------------
                                                                  2,921,030,999
  Undistributed (Overdistribution of) net investment income.....        216,889
  Accumulated net realized gain (loss) on investments...........   (670,355,074)
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies...........................................     (4,457,255)
--------------------------------------------------------------------------------
  Net assets, December 31, 2001................................. $2,246,435,559
--------------------------------------------------------------------------------
Net assets consist of
  Class I....................................................... $2,186,856,553
  Class II......................................................     59,579,006
--------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)...................................................    117,775,850
  Class II (d)..................................................      3,229,430
--------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I....................................................... $        18.57
  Class II......................................................          18.45
--------------------------------------------------------------------------------
(a)  Identified cost of investments (e)......................... $2,255,159,244
(b)  Identified cost of foreign currency........................ $           --
(c)  Class I authorized shares..................................    240,000,000
(d)  Class II authorized shares.................................     20,000,000
(e)  Including collateral for securities on loan of............. $    1,013,168

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2001


                                                                          Small
                                                                     Capitalization   Stock Index       Value
                                                                     Stock Portfolio   Portfolio      Portfolio
--------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)........  $653,260,523   $3,871,499,701 $1,905,080,318
  Repurchase agreements (a).........................................    24,859,000               --     10,342,000
  Cash..............................................................           503           55,916         84,234
  Interest and dividends receivable.................................       368,497        3,380,531      2,334,790
  Receivable for capital stock sold.................................        40,904        1,656,175      4,228,324
  Receivable for securities lending income..........................         4,000               --             --
  Receivable for investments sold...................................            --        1,280,842     26,967,680
  Deferred expenses and other assets................................         3,868           23,585         12,404
--------------------------------------------------------------------------------------------------------------------
   Total Assets.....................................................   678,537,295    3,877,896,750  1,949,049,750
--------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to broker for collateral for securities on loan...........    66,194,439      473,923,763    119,684,054
  Payable for capital stock repurchased.............................       519,344        1,993,044      1,389,601
  Due to broker -- variation margin.................................       255,082          618,625             --
  Management fee payable............................................       203,184        1,006,645        259,700
  Securities lending rebate payable.................................        90,512          699,064        188,958
  Payable to securities lending agent...............................        13,784          107,972        155,663
  Payable for investments purchased.................................            --        4,565,768     24,559,078
  Withholding tax payable...........................................            --               --          3,473
  Distribution fee payable..........................................            --               --            207
  Administration fee payable........................................            --               --            124
  Accrued expenses and other liabilities............................       168,110          892,574        341,659
--------------------------------------------------------------------------------------------------------------------
   Total Liabilities................................................    67,444,455      483,807,455    146,582,517
--------------------------------------------------------------------------------------------------------------------
NET ASSETS..........................................................  $611,092,840   $3,394,089,295 $1,802,467,233
--------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $ 0.01 par value.................................  $    394,728   $    1,072,606 $    1,006,131
  Paid-in-capital, in excess of par.................................   565,644,900    2,420,574,407  1,718,491,461
--------------------------------------------------------------------------------------------------------------------
                                                                       566,039,628    2,421,647,013  1,719,497,592
  Undistributed (Overdistribution of) net investment income.........     2,983,498          924,639        238,953
  Accumulated net realized gain (loss) on investments...............     4,330,285       22,739,645     (4,426,787)
  Net unrealized appreciation on investments and foreign currencies.    37,739,429      948,777,998     87,157,475
--------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 2001.....................................  $611,092,840   $3,394,089,295 $1,802,467,233
--------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I...........................................................  $611,092,840   $3,394,089,295 $1,801,362,628
  Class II..........................................................            --               --      1,104,605
--------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (b).......................................................    39,472,778      107,260,616    100,551,383
  Class II (c)......................................................            --               --         61,680
--------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I...........................................................  $      15.48   $        31.64 $        17.91
  Class II..........................................................            --               --          17.91
--------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments (d).............................  $641,116,669   $2,923,388,233 $1,828,264,749
(b)  Class I authorized shares......................................   140,000,000      340,000,000    340,000,000
(c)  Class II authorized shares.....................................    10,000,000       10,000,000     10,000,000
(d)  Including collateral for securities on loan of.................  $ 66,194,439   $  473,923,763 $  119,684,054

                                                                      Zero Coupon
                                                                          Bond
                                                                     Portfolio 2005
-----------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)........  $53,925,694
  Repurchase agreements (a).........................................           --
  Cash..............................................................           --
  Interest and dividends receivable.................................           83
  Receivable for capital stock sold.................................    1,123,793
  Receivable for securities lending income..........................           --
  Receivable for investments sold...................................           --
  Deferred expenses and other assets................................          351
-----------------------------------------------------------------------------------
   Total Assets.....................................................   55,049,921
-----------------------------------------------------------------------------------
LIABILITIES
  Payable to broker for collateral for securities on loan...........           --
  Payable for capital stock repurchased.............................       44,456
  Due to broker -- variation margin.................................           --
  Management fee payable............................................       18,206
  Securities lending rebate payable.................................           --
  Payable to securities lending agent...............................           --
  Payable for investments purchased.................................           --
  Withholding tax payable...........................................           --
  Distribution fee payable..........................................           --
  Administration fee payable........................................           --
  Accrued expenses and other liabilities............................       34,218
-----------------------------------------------------------------------------------
   Total Liabilities................................................       96,880
-----------------------------------------------------------------------------------
NET ASSETS..........................................................  $54,953,041
-----------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $ 0.01 par value.................................  $    39,894
  Paid-in-capital, in excess of par.................................   48,034,288
-----------------------------------------------------------------------------------
                                                                       48,074,182
  Undistributed (Overdistribution of) net investment income.........    2,612,341
  Accumulated net realized gain (loss) on investments...............      544,446
  Net unrealized appreciation on investments and foreign currencies.    3,722,072
-----------------------------------------------------------------------------------
  Net assets, December 31, 2001.....................................  $54,953,041
-----------------------------------------------------------------------------------
Net assets consist of
  Class I...........................................................  $54,953,041
  Class II..........................................................           --
-----------------------------------------------------------------------------------
Shares Outstanding
  Class I (b).......................................................    3,989,371
  Class II (c)......................................................           --
-----------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I...........................................................  $     13.77
  Class II..........................................................           --
-----------------------------------------------------------------------------------
(a)  Identified cost of investments (d).............................  $50,203,622
(b)  Class I authorized shares......................................   20,000,000
(c)  Class II authorized shares.....................................   10,000,000
(d)  Including collateral for securities on loan of.................  $        --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                           STATEMENTS OF OPERATIONS
                         Year Ended December 31, 2001


                                    Conservative   Diversified                   Flexible
                                      Balanced        Bond         Equity         Managed        Global
                                     Portfolio      Portfolio     Portfolio      Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest.......................... $  99,863,233  $91,771,693  $   7,346,334  $ 101,604,562  $   3,498,620
 Dividends (a).....................    23,777,923      115,994     58,928,972     29,759,815      9,930,273
 Income from securities loaned, net     1,571,617    1,037,445             --      1,948,076        638,754
------------------------------------------------------------------------------------------------------------
                                      125,212,773   92,925,132     66,275,306    133,312,453     14,067,647
------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fee....................    18,937,248    5,474,417     22,502,584     24,616,233      7,453,258
 Distribution fee -- Class II......            --           --          3,302             --             --
 Administration fee -- Class II....            --           --          1,981             --             --
 Shareholders' reports.............       640,000      280,000      1,135,000      1,000,000        265,000
 Custodian's fees and expenses.....       393,000      178,000        374,000        399,000        510,000
 Audit fee.........................        78,000       27,000        118,000         94,000         25,000
 Commitment fee on syndicated
   credit agreement................        48,000       16,000         70,000         58,000         12,000
 Directors' fees...................        28,000       24,000         36,000         31,000         12,000
 Legal fees........................        21,000        7,000         14,000         17,000          5,000
 Transfer agent's fees and expenses         6,000        8,000          7,000          7,000          8,000
 Miscellaneous.....................        34,269       12,377         49,318         40,104         14,249
------------------------------------------------------------------------------------------------------------
   Total expenses..................    20,185,517    6,026,794     24,311,185     26,262,337      8,304,507
 Less: custodian fee credit........       (70,689)     (42,844)       (31,327)      (102,827)       (26,656)
------------------------------------------------------------------------------------------------------------
   Net expenses....................    20,114,828    5,983,950     24,279,858     26,159,510      8,277,851
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).......   105,097,945   86,941,182     41,995,448    107,152,943      5,789,796
------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
(LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCIES
 Net realized gain (loss) on:
   Investments.....................    14,349,070   (7,433,359)  (192,872,406)  (170,654,495)   (97,633,569)
   Options written.................            --           --     (1,235,796)            --             --
   Futures.........................    23,543,753    6,616,707     (4,186,189)   (25,141,631)            --
   Foreign currencies..............            --   (2,436,339)          (841)            --      1,994,808
   Swaps...........................            --           --             --             --    (28,152,966)
------------------------------------------------------------------------------------------------------------
                                       37,892,823   (3,252,991)  (198,295,232)  (195,796,126)  (123,791,727)
------------------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation) on:
   Investments.....................  (226,495,904)   7,316,593   (465,290,358)  (179,179,348)   (81,282,481)
   Futures.........................     6,068,714   (2,306,000)       331,900     18,328,633             --
   Foreign currencies..............            --      223,147           (838)            --     (2,785,493)
   Swaps...........................            --           --             --             --      1,799,381
------------------------------------------------------------------------------------------------------------
                                     (220,427,190)   5,233,740   (464,959,296)  (160,850,715)   (82,268,593)
------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES.................  (182,534,367)   1,980,749   (663,254,528)  (356,646,841)  (206,060,320)
------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETSRESULTING FROM OPERATIONS.... $ (77,436,422) $88,921,931  $(621,259,080) $(249,493,898) $(200,270,524)
------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding
     taxes of...................... $      59,911  $        --  $   1,441,997  $      95,211  $     691,065

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                           STATEMENTS OF OPERATIONS
                         Year Ended December 31, 2001


                                                            Government       High         Money       Natural      Prudential
                                                              Income      Yield Bond     Market      Resources      Jennison
                                                            Portfolio     Portfolio     Portfolio    Portfolio     Portfolio
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest................................................. $18,009,851  $ 71,591,317  $61,420,223  $    226,051  $   2,156,870
  Dividends (a)............................................          --     4,040,531           --     8,639,646     17,605,950
  Income from securities loaned, net.......................     189,993       276,574           --            --         44,353
--------------------------------------------------------------------------------------------------------------------------------
                                                             18,199,844    75,908,422   61,420,223     8,865,697     19,807,173
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...........................................   1,213,140     3,620,319    5,724,358     1,626,718     14,493,502
  Distribution fee -- Class II.............................          --            --           --            --         73,255
  Administration fee -- Class II...........................          --            --           --            --         43,953
  Custodian's fees and expenses............................     120,000       165,000       91,000       125,000        203,000
  Shareholders' reports....................................      66,000       150,000      275,000        90,000        650,000
  Directors' fees..........................................      12,000        18,000       14,000        14,000         25,000
  Audit fee................................................      10,000        14,000       26,000        10,000         70,000
  Transfer agent's fees and expenses.......................       5,000         7,000        8,000         3,500         10,000
  Commitment fee on syndicated credit agreement............       4,000         9,000           --         5,000         47,000
  Legal fees and expenses..................................       4,000        10,000        5,000         2,000         13,000
  Miscellaneous............................................       2,867         6,290       10,957         2,212          9,995
--------------------------------------------------------------------------------------------------------------------------------
   Total expenses..........................................   1,437,007     3,999,609    6,154,315     1,878,430     15,638,705
  Less: custodian fee credit...............................     (30,737)      (20,027)     (18,083)      (14,605)       (54,496)
--------------------------------------------------------------------------------------------------------------------------------
   Net expenses............................................   1,406,270     3,979,582    6,136,232     1,863,825     15,584,209
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................  16,793,574    71,928,840   55,283,991     7,001,872      4,222,964
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................   2,688,202   (87,638,249)   1,134,766    20,076,113   (649,705,913)
   Futures.................................................   1,506,664            --           --            --             --
   Foreign currencies......................................          --            --           --       (16,379)            --
--------------------------------------------------------------------------------------------------------------------------------
                                                              4,194,866   (87,638,249)   1,134,766    20,059,734   (649,705,913)
--------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................   3,039,707    12,117,544           --   (68,815,018)   113,723,602
   Futures.................................................    (756,967)           --           --            --             --
   Foreign currencies......................................          --            --           --        (7,972)            --
--------------------------------------------------------------------------------------------------------------------------------
                                                              2,282,740    12,117,544           --   (68,822,990)   113,723,602
--------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES.................................................   6,477,606   (75,520,705)   1,134,766   (48,763,256)  (535,982,311)
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS................................................. $23,271,180  $ (3,591,865) $56,418,757  $(41,761,384) $(531,759,347)
--------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of................... $        --  $         --  $        --  $    157,928  $     143,297

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A5

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                           STATEMENTS OF OPERATIONS
                         Year Ended December 31, 2001



                                                                 Small                                     Zero Coupon
                                                            Capitalization   Stock Index       Value           Bond
                                                            Stock Portfolio   Portfolio      Portfolio    Portfolio 2005
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................   $ 4,118,338   $  47,048,303  $  31,403,710    $       --
  Interest.................................................     1,276,660       2,455,746      1,433,527     2,940,253
  Income from securities loaned, net.......................       316,045       1,688,315        232,178            --
------------------------------------------------------------------------------------------------------------------------
                                                                5,711,043      51,192,364     33,069,415     2,940,253
------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...........................................     2,288,252      12,746,938      7,502,560       206,765
  Distribution fee -- Class II.............................            --              --            643            --
  Administration fee -- Class II...........................            --              --            386            --
  Custodian's fees and expenses............................       183,000         280,000        185,000        81,000
  Shareholders' reports....................................       135,000         943,000        455,000        14,000
  Directors' fees..........................................        14,000          31,000         20,000         9,000
  Audit fee................................................        11,000         100,000         41,000        10,000
  Commitment fee on syndicated credit agreement............         7,000          60,000         23,000         1,000
  Legal fees and expenses..................................         7,000          20,000         10,000         3,000
  Transfer agent's fees and expenses.......................         5,000           8,000          7,000         2,000
  Miscellaneous............................................        89,414          18,650         16,075         1,203
------------------------------------------------------------------------------------------------------------------------
   Total expenses..........................................     2,739,666      14,207,588      8,260,664       327,968
  Less: custodian fee credit...............................       (12,122)        (14,788)       (25,652)          (57)
------------------------------------------------------------------------------------------------------------------------
   Net expenses............................................     2,727,544      14,192,800      8,235,012       327,911
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................     2,983,499      36,999,564     24,834,403     2,612,342
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................     8,978,256     219,340,774     80,777,929       544,446
   Futures.................................................    (2,043,436)    (11,427,832)            --            --
   Foreign currencies......................................            --              --         (1,520)           --
------------------------------------------------------------------------------------------------------------------------
                                                                6,934,820     207,912,942     80,776,409       544,446
------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................    21,092,292    (750,358,579)  (148,188,635)      848,198
   Futures.................................................      (204,275)      2,964,780             --            --
------------------------------------------------------------------------------------------------------------------------
                                                               20,888,017    (747,393,799)  (148,188,635)      848,198
------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES.................................................    27,822,837    (539,480,857)   (67,412,226)    1,392,644
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS..................................   $30,806,336   $(502,481,293) $ (42,577,823)   $4,004,986
------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of...................   $     2,141   $     186,265  $      58,138    $       --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                     Conservative                     Diversified
                                  Balanced Portfolio                Bond Portfolio                  Equity Portfolio
                            ------------------------------  ------------------------------  --------------------------------
                              Year Ended      Year Ended      Year Ended      Year Ended      Year Ended       Year Ended
                             December 31,    December 31,    December 31,    December 31,    December 31,     December 31,
                                 2001            2000            2001            2000            2001             2000
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETSOPERATIONS:
 Net investment income..... $  105,097,945  $  152,316,094  $   86,941,182  $   83,740,329  $    41,995,448  $    99,359,386
 Net realized gain
   (loss) on investments
   and foreign currencies..     37,892,823      38,979,909      (3,252,991)    (15,378,276)    (198,295,232)   1,032,651,133
 Net change in
   unrealized
   appreciation
   (depreciation) on
   investments and
   foreign currencies......   (220,427,190)   (206,401,727)      5,233,740      45,833,710     (464,959,296)    (973,279,457)
-----------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS...........    (77,436,422)    (15,105,724)     88,921,931     114,195,763     (621,259,080)     158,731,062
-----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND
DISTRIBUTIONS:
 Dividends from net
   investment income
   Class I.................   (114,129,388)   (143,761,480)    (83,748,940)    (76,149,984)     (40,962,632)    (102,292,545)
   Class II................             --              --              --              --           (6,403)         (10,455)
-----------------------------------------------------------------------------------------------------------------------------
                              (114,129,388)   (143,761,460)    (83,748,940)    (76,149,984)     (40,969,035)    (102,303,000)
-----------------------------------------------------------------------------------------------------------------------------
 Distributions in excess
   of net investment
   income
   Class I.................             --              --              --              --               --       (2,366,581)
   Class II................             --              --              --              --               --             (242)
-----------------------------------------------------------------------------------------------------------------------------
                                        --              --              --              --               --       (2,366,823)
-----------------------------------------------------------------------------------------------------------------------------
 Distributions from net
   realized capital gains
   Class I.................    (36,762,195)    (28,525,582)             --        (154,720)    (265,305,843)    (922,859,030)
   Class II................             --              --              --              --         (118,898)        (233,451)
-----------------------------------------------------------------------------------------------------------------------------
                               (36,762,195)    (28,525,582)             --        (154,720)    (265,424,741)    (923,092,481)
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS...........   (150,891,583)   (172,287,042)    (83,748,940)    (76,304,704)    (306,393,776)  (1,027,762,304)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK
TRANSACTIONS: (a)
 Capital stock sold........     50,124,715      36,179,880     237,445,375      65,312,487      148,169,727      164,590,658
 Capital stock issued in
   reinvestment of
   dividends and
   distributions...........    150,891,583     172,287,042      83,748,940      76,304,704      306,393,776    1,027,762,304
 Capital stock
  repurchased..............   (427,300,298)   (693,927,016)   (195,468,888)   (163,578,521)    (564,499,707)    (904,109,555)
-----------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM CAPITAL STOCK
 TRANSACTIONS..............   (226,284,000)   (485,460,094)    125,725,427     (21,961,330)    (109,936,204)     288,243,407
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE
(DECREASE) IN
NET ASSETS.................   (454,612,005)   (672,852,860)    130,898,418      15,929,729   (1,037,589,060)    (580,787,835)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
 Beginning of year.........  3,714,287,371   4,387,140,231   1,269,761,679   1,253,831,950    5,654,508,407    6,235,296,242
-----------------------------------------------------------------------------------------------------------------------------
 End of year (b)........... $3,259,675,366  $3,714,287,371  $1,400,660,097  $1,269,761,679  $ 4,616,919,347  $ 5,654,508,407
-----------------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN
     SHARES OF COMMON
     STOCK:
  Shares sold..............      3,551,424       2,384,890      20,266,550       5,885,765        6,932,221        6,012,832
  Shares issued in
   reinvestment of
   dividends and
   distributions...........     10,903,520      11,522,454       7,262,307       6,870,772       13,872,222       41,958,871
  Shares repurchased.......    (30,262,884)    (45,617,907)    (16,727,741)    (14,789,510)     (26,225,122)     (32,920,434)
-----------------------------------------------------------------------------------------------------------------------------
  NET INCREASE
  (DECREASE) IN SHARES
  OUTSTANDING..............    (15,807,940)    (31,710,563)     10,801,116      (2,032,973)      (5,420,679)      15,051,269
-----------------------------------------------------------------------------------------------------------------------------
(b)  Includes
     undistributed net
     investment income of.. $           --  $    8,946,675  $   86,757,729  $   83,895,048  $     1,025,572  $            --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A7

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                     Flexible Managed Portfolio           Global Portfolio
                                                   ------------------------------  ------------------------------
                                                     Year Ended      Year Ended      Year Ended      Year Ended
                                                    December 31,    December 31,    December 31,    December 31,
                                                        2001            2000            2001            2000
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................... $  107,152,943  $  152,940,029  $    5,789,796  $    3,411,553
  Net realized gain (loss) on investments and
   foreign currencies.............................   (195,796,126)     67,254,604    (123,791,727)    226,573,409
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................   (160,850,715)   (288,055,378)    (82,268,593)   (486,613,702)
-------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................................   (249,493,898)    (67,860,745)   (200,270,524)   (256,628,740)
-------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I........................................   (152,930,076)   (168,115,561)     (3,409,968)     (3,379,900)
   Class II.......................................             --              --              --              --
-------------------------------------------------------------------------------------------------------------------
                                                     (152,930,076)   (168,115,561)     (3,409,968)     (3,379,900)
-------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I........................................             --              --              --      (6,475,476)
   Class II.......................................             --              --              --              --
-------------------------------------------------------------------------------------------------------------------
                                                               --              --              --      (6,475,476)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I........................................    (59,783,919)    (67,504,778)   (228,950,076)    (89,602,571)
   Class II.......................................             --              --              --              --
-------------------------------------------------------------------------------------------------------------------
                                                      (59,783,919)    (67,504,778)   (228,950,076)    (89,602,571)
-------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS..................................   (212,713,995)   (235,620,339)   (232,360,044)    (99,457,947)
-------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..............................     55,512,751      43,028,815     504,076,307     547,420,822
  Capital stock issued in reinvestment of
   dividends and distributions....................    212,713,995     235,620,339     232,360,044      99,457,947
  Capital stock repurchased.......................   (373,194,958)   (636,651,751)   (600,916,991)   (406,972,968)
-------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS...............................   (104,968,212)   (358,002,597)    135,519,360     239,905,801
-------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS........................................   (567,176,105)   (661,483,681)   (297,111,208)   (116,180,886)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year...............................  4,463,780,614   5,125,264,295   1,182,133,202   1,298,314,088
-------------------------------------------------------------------------------------------------------------------
  End of year (b)................................. $3,896,604,509  $4,463,780,614  $  885,021,994  $1,182,133,202
-------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold.....................................      3,603,080       2,504,679      28,874,970      19,006,291
  Shares issued in reinvestment of dividends
    and distributions.............................     13,962,157      14,021,602      13,035,663       3,698,020
  Shares repurchased..............................    (24,144,277)    (36,990,583)    (34,076,083)    (14,555,873)
-------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING..............................     (6,579,040)    (20,464,302)      7,834,550       8,148,438
-------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.................................... $  106,760,860  $  152,843,382  $    7,500,118  $    3,125,482

                                                   Government Income Portfolio
                                                   --------------------------
                                                    Year Ended    Year Ended
                                                   December 31,  December 31,
                                                       2001          2000
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................... $ 16,793,574  $ 17,801,023
  Net realized gain (loss) on investments and
   foreign currencies.............................    4,194,866    (3,512,067)
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................    2,282,740    20,470,025
------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................................   23,271,180    34,758,981
------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I........................................  (17,801,024)  (22,098,716)
   Class II.......................................           --            --
------------------------------------------------------------------------------
                                                    (17,801,024)  (22,098,716)
------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I........................................           --            --
   Class II.......................................           --            --
------------------------------------------------------------------------------
                                                             --            --
------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I........................................           --      (865,700)
   Class II.......................................           --            --
------------------------------------------------------------------------------
                                                             --      (865,700)
------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS..................................  (17,801,024)  (22,964,416)
------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..............................   47,281,183    12,511,530
  Capital stock issued in reinvestment of
   dividends and distributions....................   17,801,024    22,964,416
  Capital stock repurchased.......................  (51,013,256)  (91,281,367)
------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS...............................   14,068,951   (55,805,421)
------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS........................................   19,539,107   (44,010,856)
------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year...............................  291,470,035   335,480,891
------------------------------------------------------------------------------
  End of year (b)................................. $311,009,142  $291,470,035
------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold.....................................    3,823,260     1,054,279
  Shares issued in reinvestment of dividends
    and distributions.............................    1,463,289     1,949,415
  Shares repurchased..............................   (4,161,954)   (7,802,801)
------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING..............................    1,124,595    (4,799,107)
------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.................................... $ 17,156,501  $ 17,801,022

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                     High Yield Bond Portfolio        Money Market Portfolio
                                                   ----------------------------  --------------------------------
                                                    Year Ended     Year Ended      Year Ended       Year Ended
                                                   December 31,   December 31,    December 31,     December 31,
                                                       2001           2000            2001             2000
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................... $  71,928,840  $  76,791,144  $    55,283,991  $    72,363,053
  Net realized gain (loss) on investments and
   foreign currencies.............................   (87,638,249)   (70,969,775)       1,134,766            5,366
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................    12,117,544    (65,147,896)              --               --
-------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................................    (3,591,865)   (59,326,527)      56,418,757       72,368,419
-------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I........................................   (76,479,091)   (84,257,680)     (55,283,991)     (72,363,053)
   Class II.......................................            --             --               --               --
-------------------------------------------------------------------------------------------------------------------
                                                     (76,479,091)   (84,257,680)     (55,283,991)     (72,363,053)
-------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I........................................            --             --               --               --
   Class II.......................................            --             --               --               --
-------------------------------------------------------------------------------------------------------------------
                                                              --             --               --               --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I........................................            --             --       (1,134,766)          (5,366)
   Class II.......................................            --             --               --               --
-------------------------------------------------------------------------------------------------------------------
                                                              --             --       (1,134,766)          (5,366)
-------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS..................................   (76,479,091)   (84,257,680)     (56,418,757)     (72,368,419)
-------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..............................   115,194,310     39,671,743    2,116,619,962    1,211,944,319
  Capital stock issued in reinvestment of
   dividends and distributions....................    76,479,091     84,257,680       56,418,757       72,368,419
  Capital stock repurchased.......................  (117,128,504)  (121,210,015)  (1,909,382,452)  (1,381,590,206)
-------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS...............................    74,544,897      2,719,408      263,656,267      (97,277,468)
-------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS........................................    (5,526,059)  (140,864,799)     263,656,267      (97,277,468)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year...............................   661,335,748    802,200,547    1,238,196,754    1,335,474,222
-------------------------------------------------------------------------------------------------------------------
  End of year (b)................................. $ 655,809,689  $ 661,335,748  $ 1,501,853,021  $ 1,238,196,754
-------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold.....................................    19,870,429      5,447,843      211,661,996      121,194,463
  Shares issued in reinvestment of dividends
   and distributions..............................    13,545,200     12,556,893        5,641,876        7,236,811
  Shares repurchased..............................   (19,703,634)   (17,000,004)    (190,938,245)    (138,159,021)
-------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.....................................    13,711,995      1,004,732       26,365,627       (9,727,747)
-------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.................................... $  71,928,838  $  76,479,089  $            --  $            --

                                                             Natural
                                                       Resources Portfolio
                                                   --------------------------
                                                    Year Ended    Year Ended
                                                   December 31,  December 31,
                                                       2001          2000
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................... $  7,001,872  $  2,192,862
  Net realized gain (loss) on investments and
   foreign currencies.............................   20,059,734    18,334,515
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................  (68,822,990)   86,635,835
------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................................  (41,761,384)  107,163,212
------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I........................................   (9,177,527)   (2,628,275)
   Class II.......................................           --            --
------------------------------------------------------------------------------
                                                     (9,177,527)   (2,628,275)
------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I........................................           --    (1,558,249)
   Class II.......................................           --            --
------------------------------------------------------------------------------
                                                             --    (1,558,249)
------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I........................................  (24,595,972)     (464,480)
   Class II.......................................           --            --
------------------------------------------------------------------------------
                                                    (24,595,972)     (464,480)
------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS..................................  (33,773,499)   (4,651,004)
------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..............................   35,575,923    37,281,113
  Capital stock issued in reinvestment of
   dividends and distributions....................   33,773,500     4,651,004
  Capital stock repurchased.......................  (50,842,607)  (40,761,839)
------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS...............................   18,506,816     1,170,278
------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS........................................  (57,028,067)  103,682,486
------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year...............................  393,157,347   289,474,861
------------------------------------------------------------------------------
  End of year (b)................................. $336,129,280  $393,157,347
------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold.....................................    1,601,863     1,872,419
  Shares issued in reinvestment of dividends
   and distributions..............................    1,777,743       240,587
  Shares repurchased..............................   (2,456,397)   (2,098,596)
------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.....................................      923,209        14,410
------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.................................... $         --  $         --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A9

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                              Prudential               Small Capitalization
                                                          Jennison Portfolio              Stock Portfolio
                                                   -------------------------------  --------------------------
                                                     Year Ended      Year Ended      Year Ended    Year Ended
                                                    December 31,    December 31,    December 31,  December 31,
                                                        2001            2000            2001          2000
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................... $    4,222,964  $       703,384  $  2,983,499  $  2,916,939
  Net realized gain (loss) on investments and
   foreign currencies.............................   (649,705,913)     369,567,025     6,934,820    76,890,518
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................    113,723,602   (1,010,479,700)   20,888,017   (20,460,896)
----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................................   (531,759,347)    (640,209,291)   30,806,336    59,346,561
----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I........................................     (3,975,406)        (703,377)   (2,916,940)   (2,539,297)
   Class II.......................................            (12)              (7)           --            --
----------------------------------------------------------------------------------------------------------------
                                                       (3,975,418)        (703,384)   (2,916,940)   (2,539,297)
----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I........................................             --          (30,690)           --            --
   Class II.......................................             --               --            --            --
----------------------------------------------------------------------------------------------------------------
                                                               --          (30,690)           --            --
----------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I........................................    (23,590,806)    (413,356,512)  (76,611,611)  (26,346,057)
   Class II.......................................       (258,609)      (1,617,246)           --            --
----------------------------------------------------------------------------------------------------------------
                                                      (23,849,415)    (414,973,758)  (76,611,611)  (26,346,057)
----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS..................................    (27,824,833)    (415,707,832)  (79,528,551)  (28,885,354)
----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..............................    468,098,719    1,068,099,635    75,942,960   119,800,258
  Capital stock issued in reinvestment of
   dividends and distributions....................     27,824,833      415,707,832    79,528,551    28,885,354
  Capital stock repurchased.......................   (595,952,756)    (292,509,262)  (63,983,347)  (48,313,617)
----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS...............................   (100,029,204)   1,191,298,205    91,488,164   100,371,995
----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS........................................   (659,613,384)     135,381,082    42,765,949   130,833,202
----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year...............................  2,906,048,943    2,770,667,861   568,326,891   437,493,689
----------------------------------------------------------------------------------------------------------------
  End of year (b)................................. $2,246,435,559  $ 2,906,048,943  $611,092,840  $568,326,891
----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold.....................................     23,972,144       32,459,159     4,920,762     7,200,733
  Shares issued in reinvestment of dividends
   and distributions..............................      1,363,188       17,750,417     5,605,169     2,005,115
  Shares repurchased..............................    (30,857,338)      (9,214,265)   (4,260,398)   (2,915,081)
----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING..............................     (5,522,006)      40,995,311     6,265,533     6,290,767
----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.................................... $      216,889  $            --  $  2,983,498  $  2,916,939

                                                             Stock Index
                                                              Portfolio
                                                   ------------------------------
                                                     Year Ended      Year Ended
                                                    December 31,    December 31,
                                                        2001            2000
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................... $   36,999,564  $   37,882,299
  Net realized gain (loss) on investments and
   foreign currencies.............................    207,912,942     161,135,662
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................   (747,393,799)   (616,928,958)
----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................................   (502,481,293)   (417,910,997)
----------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I........................................    (36,074,925)    (38,198,091)
   Class II.......................................             --              --
----------------------------------------------------------------------------------
                                                      (36,074,925)    (38,198,091)
----------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I........................................             --              --
   Class II.......................................             --              --
----------------------------------------------------------------------------------
                                                               --              --
----------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I........................................   (200,503,213)   (147,427,094)
   Class II.......................................             --              --
----------------------------------------------------------------------------------
                                                     (200,503,213)   (147,427,094)
----------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS..................................   (236,578,138)   (185,625,185)
----------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..............................    312,414,047     422,421,211
  Capital stock issued in reinvestment of
   dividends and distributions....................    236,578,137     185,625,185
  Capital stock repurchased.......................   (601,877,232)   (473,493,960)
----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS...............................    (52,885,048)    134,552,436
----------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS........................................   (791,944,479)   (468,983,746)
----------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year...............................  4,186,033,774   4,655,017,520
----------------------------------------------------------------------------------
  End of year (b)................................. $3,394,089,295  $4,186,033,774
----------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold.....................................      8,930,279       9,767,456
  Shares issued in reinvestment of dividends
   and distributions..............................      7,492,056       4,767,690
  Shares repurchased..............................    (17,449,772)    (10,971,202)
----------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING..............................     (1,027,437)      3,563,944
----------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.................................... $      924,639  $           --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                             Value Portfolio
                                                                                     ------------------------------
                                                                                       Year Ended      Year Ended
                                                                                      December 31,    December 31,
                                                                                          2001            2000
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................. $   24,834,403  $   42,050,472
  Net realized gain on investments and foreign currencies...........................     80,776,409     222,145,341
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currencies.......................................................................   (148,188,635)     (6,897,333)
---------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................................................    (42,577,823)    257,298,480
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..........................................................................    (29,317,402)    (41,177,890)
   Class II.........................................................................         (3,560)             --
---------------------------------------------------------------------------------------------------------------------
                                                                                        (29,320,962)    (41,177,890)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..........................................................................   (172,627,671)   (137,387,857)
   Class II.........................................................................        (44,437)             --
---------------------------------------------------------------------------------------------------------------------
                                                                                       (172,672,108)   (137,387,857)
---------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS................................................   (201,993,070)   (178,565,747)
---------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold................................................................    264,012,082     100,342,995
  Capital stock issued in reinvestment of dividends and distributions...............    201,993,070     178,565,747
  Capital stock repurchased.........................................................   (394,301,987)   (406,345,874)
---------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.................................................................     71,703,165    (127,437,132)
---------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............................................   (172,867,728)    (48,704,399)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year.................................................................  1,975,334,961   2,024,039,360
---------------------------------------------------------------------------------------------------------------------
  End of year (b)................................................................... $1,802,467,233  $1,975,334,961
---------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.......................................................................     13,808,686       5,237,156
  Shares issued in reinvestment of dividends and distributions......................     11,001,143       9,153,385
  Shares repurchased................................................................    (20,742,406)    (21,540,001)
---------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING.....................................      4,067,423      (7,149,460)
---------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of................................ $      238,953  $    4,727,032

                                                                                         Zero Coupon Bond
                                                                                          Portfolio 2005
                                                                                     ------------------------
                                                                                      Year Ended   Year Ended
                                                                                     December 31, December 31,
                                                                                         2001         2000
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................. $ 2,612,342  $ 2,398,262
  Net realized gain on investments and foreign currencies...........................     544,446      149,572
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currencies.......................................................................     848,198    3,399,404
--------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................................................   4,004,986    5,947,238
--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..........................................................................  (2,398,263)  (2,385,057)
   Class II.........................................................................          --           --
--------------------------------------------------------------------------------------------------------------
                                                                                      (2,398,263)  (2,385,057)
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..........................................................................    (149,572)  (1,035,010)
   Class II.........................................................................          --           --
--------------------------------------------------------------------------------------------------------------
                                                                                        (149,572)  (1,035,010)
--------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS................................................  (2,547,835)  (3,420,067)
--------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold................................................................   8,390,840    5,431,666
  Capital stock issued in reinvestment of dividends and distributions...............   2,547,835    3,420,067
  Capital stock repurchased.........................................................  (7,271,845)  (6,955,122)
--------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.................................................................   3,666,830    1,896,611
--------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............................................   5,123,981    4,423,782
--------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year.................................................................  49,829,060   45,405,278
--------------------------------------------------------------------------------------------------------------
  End of year (b)................................................................... $54,953,041  $49,829,060
--------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.......................................................................     610,629      422,061
  Shares issued in reinvestment of dividends and distributions......................     186,141      266,406
  Shares repurchased................................................................    (531,919)    (543,835)
--------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING.....................................     264,851      144,632
--------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of................................ $ 2,612,341  $ 2,398,262

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                       THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS

                        CONSERVATIVE BALANCED PORTFOLIO

December 31, 2001


           LONG-TERM INVESTMENTS -- 86.0%                 Value
                                              Shares     (Note 2)
           COMMON STOCKS -- 49.0%             ------- --------------
           Advertising
             TMP Worldwide, Inc.(a)(b).......  10,000 $      429,000
                                                      --------------
           Aerospace -- 0.7%
           Boeing Co......................... 131,300      5,091,814
           General Dynamics Corp.............  30,900      2,460,876
           Honeywell International, Inc...... 124,212      4,200,850
           Lockheed Martin Corp..............  60,200      2,809,534
           Northrop Grumman Corp.(b).........  13,200      1,330,692
           Raytheon Co.......................  52,300      1,698,181
           Rockwell Collins, Inc.............  29,100        567,450
           United Technologies Corp.(b)......  74,500      4,814,935
                                                      --------------
                                                          22,974,332
                                                      --------------
           Airlines -- 0.1%
             AMR Corp.(a)....................  24,000        532,080
             Delta Air Lines, Inc............  20,600        602,756
             Southwest Airlines Co........... 117,300      2,167,704
             US Airways, Inc.(a)(b)..........  11,100         70,374
                                                      --------------
                                                           3,372,914
                                                      --------------
           Apparel -- 0.1%
             Cintas Corp.....................  19,000        912,000
             Jones Apparel Group, Inc.(a)....   9,000        298,530
             Nike, Inc. (Class "B" Stock)(b).  42,200      2,373,328
             Reebok International, Ltd.(a)...  10,200        270,300
                                                      --------------
                                                           3,854,158
                                                      --------------
           Autos - Cars & Trucks -- 0.4%
             Cummins Engine Co., Inc.........   7,200        277,488
             Dana Corp.......................  25,000        347,000
             Delphi Automotive Systems Corp..  86,252      1,178,202
             Ford Motor Co................... 290,595      4,568,153
             General Motors Corp.............  80,191      3,897,283
             Genuine Parts Co................  30,700      1,126,690
             Navistar International Corp.....   8,800        347,600
             PACCAR, Inc.....................  13,900        912,118
             TRW, Inc.(b)....................  20,500        759,320
             Visteon Corp....................  24,811        373,158
                                                      --------------
                                                          13,787,012
                                                      --------------
           Banks and Savings & Loans -- 2.7%
             AmSouth Bancorporation..........  58,100      1,098,090
             Bank of New York Co., Inc....... 115,500      4,712,400
             Bank One Corp................... 179,872      7,024,002
             BankAmerica Corp................ 244,461     15,388,820
             BB&T Corp.......................  57,200      2,065,492
             Charter One Financial, Inc......  23,940        649,971
             Comerica, Inc...................  26,100      1,495,530
             Golden West Financial Corp......  27,900      1,641,915
             Huntington Bancshares, Inc......  44,836        770,731
             J.P. Morgan Chase & Co.......... 296,190     10,766,506
             KeyCorp.........................  68,300      1,662,422
             Mellon Financial Corp...........  76,700      2,885,454
             National City Corp..............  92,900      2,716,396
             Northern Trust Corp.............  32,600      1,963,172

                                                             Value
        COMMON STOCKS                            Shares     (Note 2)
        (Continued)                              ------- --------------
        Banks and Savings & Loans (cont'd.)
          PNC Financial Svcs. Group.............  44,300 $    2,489,660
          Providian Financial Corp..............  43,100        153,005
          SouthTrust Corp.......................  56,800      1,401,256
          SunTrust Banks, Inc...................  46,300      2,903,010
          U.S. Bancorp.......................... 289,985      6,069,386
          Union Planters Corp...................  23,800      1,074,094
          Wachovia Corp......................... 216,800      6,798,848
          Wells Fargo & Co...................... 256,100     11,127,545
          Zions Bancorporation..................   8,000        420,640
                                                         --------------
                                                             87,278,345
                                                         --------------
        Business Services -- 0.1%
          Fiserv, Inc.(a).......................  21,000        888,720
          Omnicom Group, Inc.(b)................  27,400      2,448,190
          Robert Half International, Inc.(a)....  16,000        427,200
                                                         --------------
                                                              3,764,110
                                                         --------------
        Chemicals -- 0.6%
          Air Products & Chemicals, Inc.........  34,700      1,627,777
          Dow Chemical Co....................... 137,031      4,628,907
          Du Pont (E.I.) de Nemours & Co........ 163,820      6,963,988
          Eastman Chemical Co...................  11,400        444,828
          Engelhard Corp........................  18,100        501,008
          FMC Corp..............................   6,000        357,000
          Great Lakes Chemical Corp.............   9,700        235,516
          Hercules, Inc.........................  21,500        215,000
          Praxair, Inc..........................  26,200      1,447,550
          Rohm & Haas Co........................  33,511      1,160,486
          Sigma-Aldrich Corp....................  14,900        587,209
                                                         --------------
                                                             18,169,269
                                                         --------------
        Commercial Services -- 0.1%
          Concord EFS, Inc.(a)(b)...............  67,000      2,196,260
          Convergys Corp.(a)(b).................  19,000        712,310
          Deluxe Corp...........................  15,000        623,700
          Quintiles Transnational Corp.(a)......  17,300        278,184
                                                         --------------
                                                              3,810,454
                                                         --------------
        Computers -- 1.9%
          Apple Computer, Inc.(a)...............  48,600      1,064,340
          Compaq Computer Corp.................. 265,689      2,593,125
          Dell Computer Corp.(a)(b)............. 402,300     10,934,514
          Gateway, Inc.(a)......................  48,800        392,352
          Hewlett-Packard Co.................... 304,200      6,248,268
          International Business Machines Corp.. 265,900     32,163,264
          NCR Corp.(a)..........................  14,700        541,842
          Palm, Inc.(a).........................  81,647        316,790
          Sun Microsystems, Inc.(a)............. 493,000      6,063,900
                                                         --------------
                                                             60,318,395
                                                         --------------
        Computer Services -- 3.9%
          Adobe Systems, Inc....................  37,200      1,155,060
          Autodesk, Inc.........................  12,200        454,694
          Automatic Data Processing, Inc........  98,800      5,819,320

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

December 31, 2001


                                                                Value
      COMMON STOCKS                                Shares      (Note 2)
      (Continued)                                 --------- --------------
      Computer Services (cont'd.)
        BMC Software, Inc.(a)....................    37,900 $      620,423
        Cisco Systems, Inc.(a)(b)................ 1,101,300     19,944,543
        Citrix Systems, Inc.(a)(b)...............    31,800        720,588
        Computer Associates International, Inc...    87,900      3,031,671
        Computer Sciences Corp.(a)(b)............    25,600      1,253,888
        Compuware Corp.(a).......................    59,000        695,610
        Comverse Technology, Inc.(a).............    23,500        525,695
        Electronic Data Systems Corp.(b).........    69,600      4,771,080
        EMC Corp.................................   333,350      4,480,224
        First Data Corp..........................    61,900      4,856,055
        Intuit, Inc.(a)..........................    24,000      1,026,240
        Mercury Interactive Corp.(a).............    10,000        339,800
        Microsoft Corp.(a).......................   820,700     54,387,789
        Network Appliance, Inc.(a)...............    45,900      1,003,833
        Novell, Inc.(a)..........................    55,200        253,368
        Oracle Corp.(a)..........................   871,800     12,039,558
        Parametric Technology Corp.(a)...........    49,200        384,252
        Peoplesoft, Inc.(a)......................    44,200      1,776,840
        Sapient Corp.(a).........................    19,200        148,224
        Siebel Systems, Inc.(a)..................    60,800      1,701,184
        Symbol Technologies, Inc.................    20,000        317,600
        Unisys Corp.(a)..........................    49,200        616,968
        VERITAS Software Corp.(a)................    63,048      2,826,442
        Yahoo!, Inc.(a)(b).......................    82,600      1,465,324
                                                            --------------
                                                               126,616,273
                                                            --------------
      Construction -- 0.1%
        Centex Corp.(b)..........................     8,100        462,429
        Fluor Corp...............................    11,300        422,620
        KB HOME..................................     7,200        288,720
        Pulte Corp...............................     7,600        339,492
        Vulcan Materials Co......................    16,400        786,216
                                                            --------------
                                                                 2,299,477
                                                            --------------
      Containers -- 0.1%
        Ball Corp................................     4,400        311,080
        Bemis Co., Inc.(b).......................    10,300        506,554
        Pactiv Corp.(a)..........................    26,200        465,050
        Sealed Air Corp.(a)......................    12,500        510,250
                                                            --------------
                                                                 1,792,934
                                                            --------------
      Cosmetics & Soaps -- 0.9%
        Alberto-Culver Co. (Class "B" Stock).....     9,100        407,134
        Avon Products, Inc.......................    37,900      1,762,350
        Colgate-Palmolive Co.....................    89,400      5,162,850
        Gillette Co.(b)..........................   168,200      5,617,880
        International Flavors & Fragrances, Inc..    17,100        508,041
        Procter & Gamble Co......................   200,500     15,865,565
                                                            --------------
                                                                29,323,820
                                                            --------------
      Diversified Consumer Products -- 0.6%
        Eastman Kodak Co.........................    47,800      1,406,754
        Fortune Brands, Inc......................    27,700      1,096,643
        Philip Morris Cos., Inc..................   338,800     15,533,980
                                                            --------------
                                                                18,037,377
                                                            --------------
      Diversified Office Equipment -- 0.1%
        Avery Dennison Corp......................    18,100      1,023,193
        Lexmark International, Inc.(a)(b)........    19,433      1,146,547

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Diversified Office Equipment (cont'd.)
           Pitney Bowes, Inc..................    43,100 $    1,620,991
           Xerox Corp.(b).....................   103,100      1,074,302
                                                         --------------
                                                              4,865,033
                                                         --------------
         Diversified Operations -- 1.9%
           Cendant Corp.(a)...................   128,800      2,525,768
           General Electric Co................ 1,519,800     60,913,584
                                                         --------------
                                                             63,439,352
                                                         --------------
         Drugs & Medical Supplies -- 6.4%
           Abbott Laboratories................   241,200     13,446,900
           Allergan, Inc......................    21,500      1,613,575
           American Home Products Corp........   204,900     12,572,664
           AmerisourceBergen Corp.............    12,000        762,600
           Amgen, Inc.(a).....................   160,200      9,041,688
           Bard (C.R.), Inc...................     9,400        606,300
           Bausch & Lomb, Inc.................     8,900        335,174
           Baxter International, Inc..........    86,400      4,633,632
           Becton Dickinson & Co..............    40,900      1,355,835
           Biogen, Inc.(a)....................    20,600      1,181,410
           Biomet, Inc........................    44,100      1,362,690
           Boston Scientific Corp.(a).........    64,200      1,548,504
           Bristol-Myers Squibb Co............   300,000     15,300,000
           Cardinal Health, Inc...............    65,550      4,238,463
           Chiron Corp.(a)....................    24,000      1,052,160
           Forest Laboratories, Inc.(a)(b)....    23,000      1,884,850
           Genzyme Corp.(a)(b)................    26,000      1,556,360
           Guidant Corp.(a)(b)................    46,200      2,300,760
           Immunex Corp.(a)...................    70,000      1,939,700
           Johnson & Johnson..................   463,548     27,395,687
           King Pharmaceuticals, Inc.(a)......    30,666      1,291,958
           Lilly (Eli) & Co...................   171,100     13,438,194
           MedImmune, Inc.(a)(b)..............    27,000      1,251,450
           Medtronic, Inc.(b).................   187,400      9,596,754
           Merck & Co., Inc...................   354,300     20,832,840
           Pfizer, Inc........................   967,400     38,550,890
           Pharmacia Corp.(b).................   196,361      8,374,797
           Schering-Plough Corp...............   226,500      8,110,965
           St. Jude Medical, Inc.(a)..........    14,100      1,094,865
           Stryker Corp.......................    25,000      1,459,250
           Watson Pharmaceuticals, Inc.(a)....    15,900        499,101
           Zimmer Holdings, Inc.(a)...........    30,200        922,308
                                                         --------------
                                                            209,552,324
                                                         --------------
         Electronics -- 2.3%
           Advanced Micro Devices Inc.(a).....    45,400        720,044
           Altera Corp.(a)....................    58,000      1,230,760
           Analog Devices, Inc.(a)............    54,900      2,437,011
           Applied Materials, Inc.(a).........   120,000      4,812,000
           Applied Micro Circuits Corp.(a)(b).    40,000        452,800
           Broadcom Corp.
            (Class "A" Stock)(a)(b)...........    32,400      1,327,752
           Conexant Systems, Inc.(a)..........    30,700        440,852
           Emerson Electric Co.(b)............    63,800      3,642,980
           Intel Corp......................... 1,034,200     32,525,590
           Jabil Circuit, Inc.(a).............    18,000        408,960
           KLA-Tencor Corp.(a)(b).............    29,300      1,452,108
           Linear Technology Corp.............    47,100      1,838,784

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

December 31, 2001


                                                             Value
        COMMON STOCKS                            Shares     (Note 2)
        (Continued)                              ------- --------------
        Electronics (cont'd.)
          LSI Logic Corp.(a)(b).................  45,300 $      714,834
          Maxim Integrated Products, Inc.(a)....  43,000      2,257,930
          Micron Technology, Inc.(a)(b).........  84,800      2,628,800
          Molex, Inc............................  30,800        953,260
          National Semiconductor Corp.(a).......  27,000        831,330
          Novellus Systems, Inc.(a)(b)..........  16,000        631,200
          NVIDIA Corp.(a).......................  17,000      1,137,300
          PMC-Sierra, Inc.(a)...................  14,000        297,640
          QLogic Corp.(a).......................  10,000        445,100
          Rockwell International Corp...........  29,100        519,726
          Sanmina Corp.(a)(b)...................  62,000      1,233,800
          Solectron Corp.(a)(b).................  92,900      1,047,912
          Tektronix, Inc.(a)....................  21,600        556,848
          Teradyne, Inc.(a)(b)..................  24,300        732,402
          Texas Instruments, Inc.(b)............ 260,100      7,282,800
          Thomas & Betts Corp...................  12,700        268,605
          Vitesse Semiconductor Corp.(a)........  23,000        285,890
          Xilinx, Inc.(a).......................  48,100      1,878,305
                                                         --------------
                                                             74,993,323
                                                         --------------
        Financial Services -- 4.1%
          Ambac Financial Group, Inc............  10,000        578,600
          American Express Co................... 207,900      7,419,951
          Bear Stearns Companies, Inc...........  18,316      1,074,050
          Capital One Financial, Inc............  32,100      1,731,795
          Citigroup, Inc........................ 780,058     39,377,328
          Countrywide Credit Industries, Inc....  20,100        823,497
          Equifax, Inc.(b)......................  24,500        591,675
          Freddie Mac........................... 109,000      7,128,600
          Fannie Mae............................ 154,200     12,258,900
          Fifth Third Bancorp(b)................  90,621      5,580,441
          FleetBoston Financial Corp............ 167,814      6,125,211
          Franklin Resources, Inc...............  39,900      1,407,273
          H&R Block, Inc........................  32,600      1,457,220
          Household International, Inc.(b)......  73,752      4,273,191
          John Hancock Financial Services, Inc..  42,000      1,734,600
          Lehman Brothers Holdings, Inc.........  37,800      2,525,040
          MBNA Corp............................. 125,750      4,426,400
          Merrill Lynch & Co., Inc.............. 123,200      6,421,184
          Moody's Corp..........................  27,500      1,096,150
          Morgan Stanley Dean Witter & Co....... 173,880      9,726,847
          Paychex, Inc..........................  58,300      2,042,832
          Price (T. Rowe) & Associates, Inc.....  16,100        559,153
          Regions Financial Corp................  37,700      1,132,508
          Schwab (Charles) Corp................. 201,350      3,114,884
          State Street Corp.....................  47,800      2,497,550
          Stilwell Financial, Inc...............  38,400      1,045,248
          Synovus Financial Corp................  48,250      1,208,663
          USA Education, Inc....................  25,700      2,159,314
          Washington Mutual, Inc.(b)............ 131,817      4,310,416
                                                         --------------
                                                            133,828,521
                                                         --------------
        Food & Beverage -- 2.1%
          Anheuser Busch Companies, Inc.(b)..... 143,100      6,469,551
          Archer Daniels Midland Co............. 117,126      1,680,758
          Brown-Forman Corp. (Class "B" Stock)..  10,500        657,300
          Campbell Soup Co......................  64,200      1,917,654
          Coca-Cola Co.......................... 383,800     18,096,170

                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                             ------- --------------
         Food & Beverage (cont'd.)
           Coca-Cola Enterprises, Inc.(b).......  72,100 $    1,365,574
           ConAgra, Inc.........................  79,400      1,887,338
           Coors (Adolph) Co. (Class "B" Stock).   6,600        352,440
           General Mills, Inc...................  49,100      2,553,691
           Heinz (HJ) & Co......................  53,600      2,204,032
           Hershey Foods Corp...................  22,300      1,509,710
           Kellogg Co...........................  63,200      1,902,320
           Pepsi Bottling Group, Inc............  30,000        705,000
           PepsiCo, Inc......................... 274,830     13,381,473
           Sara Lee Corp........................ 129,400      2,876,562
           Sysco Corp........................... 100,800      2,642,976
           Unilever NV..........................  89,617      5,162,835
           Wrigley (William) Jr. Co.............  36,000      1,849,320
                                                         --------------
                                                             67,214,704
                                                         --------------
         Forest Products -- 0.3%
           Boise Cascade Corp...................   8,100        275,481
           Georgia-Pacific Corp.(b).............  37,095      1,024,193
           International Paper Co...............  72,073      2,908,146
           Louisiana-Pacific Corp...............  14,500        122,380
           Mead Corp............................  17,100        528,219
           Temple-Inland, Inc...................  10,500        595,665
           Westvaco Corp........................  16,200        460,890
           Weyerhaeuser Co......................  35,500      1,919,840
           Willamette Industries, Inc...........  20,100      1,047,612
                                                         --------------
                                                              8,882,426
                                                         --------------
         Gas Pipelines -- 0.1%
           Dynegy, Inc. (Class "A" Stock).......  44,000      1,122,000
           Kinder Morgan, Inc...................  12,000        668,280
           Peoples Energy Corp..................   6,400        242,752
           Sempra Energy........................  31,919        783,611
           Williams Companies, Inc..............  69,700      1,778,744
                                                         --------------
                                                              4,595,387
                                                         --------------
         Hospitals/Hospital Management -- 0.5%
           Columbia / HCA Healthcare Corp.......  84,100      3,241,214
           Health Management Associates, Inc.
            (Class "A" Stock)(a)................  14,000        257,600
           Healthsouth Corp.(a).................  66,200        981,084
           Humana, Inc.(a)......................  30,000        353,700
           IMS Health, Inc......................  53,200      1,037,932
           Manor Care, Inc.(a)..................  17,000        403,070
           McKesson HBOC, Inc...................  44,530      1,665,422
           Tenet Healthcare Corp.(a)............  52,500      3,082,800
           UnitedHealth Group, Inc..............  51,200      3,623,424
           Wellpoint Health Networks, Inc.(a)...   7,000        817,950
                                                         --------------
                                                             15,464,196
                                                         --------------
         Household Products & Personal Care -- 0.2%
           Clorox Co............................  36,100      1,427,755
           Kimberly-Clark Corp..................  85,100      5,088,980
           Leggett & Platt, Inc.................  30,400        699,200
                                                         --------------
                                                              7,215,935
                                                         --------------
         Housing Related -- 0.3%
           Lowe's Cos., Inc..................... 115,000      5,337,150
           Masco Corp...........................  70,600      1,729,700
           Maytag Corp..........................  13,600        422,008

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

December 31, 2001


                                                              Value
       COMMON STOCKS                              Shares     (Note 2)
       (Continued)                                ------- --------------
       Housing Related (cont'd.)
         Newell Rubbermaid, Inc.(b)..............  44,614 $    1,230,008
         Stanley Works...........................  13,200        614,724
         Tupperware Corp.........................   7,000        134,750
         Whirlpool Corp.(b)......................  11,400        835,962
                                                          --------------
                                                              10,304,302
                                                          --------------
       Instrument - Controls -- 0.2%
         Agilent Technologies, Inc.(a)...........  62,593      1,784,526
         Applera Corp. -- Applied Biosystems
          Group..................................  33,000      1,295,910
         Johnson Controls, Inc...................  13,500      1,090,125
         PerkinElmer, Inc........................  15,200        532,304
         Thermo Electron Corp....................  36,700        875,662
                                                          --------------
                                                               5,578,527
                                                          --------------
       Insurance -- 2.1%
         Aetna, Inc..............................  23,100        762,069
         AFLAC, Inc..............................  82,200      2,018,832
         Allstate Corp........................... 117,400      3,956,380
         American International Group, Inc....... 402,488     31,957,547
         Aon Corp.(b)............................  38,600      1,371,072
         Chubb Corp..............................  26,700      1,842,300
         CIGNA Corp..............................  24,200      2,242,130
         Cincinnati Financial Corp...............  27,000      1,030,050
         Conseco, Inc.(a)(b).....................  54,821        244,502
         Hartford Financial Services Group, Inc..  34,800      2,186,484
         Jefferson-Pilot Corp....................  24,000      1,110,480
         Lincoln National Corp...................  30,600      1,486,242
         Loews Corp..............................  33,600      1,860,768
         Marsh & McLennan Cos., Inc..............  41,900      4,502,155
         MBIA, Inc...............................  23,250      1,246,897
         MetLife, Inc.(b)........................ 107,000      3,389,760
         MGIC Investment Corp....................  16,900      1,043,068
         Progressive Corp........................  12,500      1,866,250
         SAFECO Corp.............................  23,900        744,485
         St. Paul Companies, Inc.................  37,200      1,635,684
         Torchmark Corp..........................  20,300        798,399
         UnumProvident Corp......................  39,010      1,034,155
         XL Capital, Ltd.
          (Class "A" Stock)(Bermuda).............  16,000      1,461,760
                                                          --------------
                                                              69,791,469
                                                          --------------
       Leisure -- 0.4%
         Brunswick Corp..........................  16,900        367,744
         Carnival Corp. (Class "A" Stock)........  94,400      2,650,752
         Disney (Walt) Co........................ 324,700      6,727,784
         Harrah's Entertainment, Inc.(a).........  23,800        880,838
         Hilton Hotels Corp......................  57,500        627,900
         International Game Technology(a)........   9,000        614,700
         Marriott International, Inc.
          (Class "A" Stock)......................  38,300      1,556,895
         Starwood Hotels & Resorts
          Worldwide, Inc.........................  20,000        597,000
                                                          --------------
                                                              14,023,613
                                                          --------------
       Machinery -- 0.3%
         American Power Conversion Corp.(a)......  19,000        274,740
         Caterpillar, Inc.(b)....................  55,200      2,884,200
         Cooper Industries, Inc..................  15,900        555,228

                                                              Value
       COMMON STOCKS                              Shares     (Note 2)
       (Continued)                                ------- --------------
       Machinery (cont'd.)
         Deere & Co..............................  36,900 $    1,611,054
         Dover Corp.(b)..........................  31,300      1,160,291
         Eaton Corp..............................  11,500        855,715
         Ingersoll-Rand Co.......................  26,600      1,112,146
         Parker Hannifin Corp.(b)................  20,010        918,659
         Snap-On, Inc............................   8,900        299,574
                                                          --------------
                                                               9,671,607
                                                          --------------
       Manufacturing -- 0.6%
         Illinois Tool Works, Inc................  43,400      2,939,048
         Power-One, Inc.(a)......................   5,000         52,050
         Tyco International, Ltd................. 298,861     17,602,913
                                                          --------------
                                                              20,594,011
                                                          --------------
       Media -- 1.7%
         AOL Time Warner, Inc.(a)................ 671,600     21,558,360
         Clear Channel Communications, Inc.(a)...  84,100      4,281,531
         Comcast Corp.
          (Special Class "A" Stock)(a)........... 145,300      5,230,800
         Donnelley (R.R.) & Sons Co..............  18,800        558,172
         Dow Jones & Co., Inc.(b)................  14,400        788,112
         Gannett Co., Inc........................  42,500      2,857,275
         Interpublic Group of Companies, Inc.(b).  49,200      1,453,368
         Knight-Ridder, Inc......................  13,600        883,048
         McGraw Hill Companies., Inc.............  30,900      1,884,282
         Meredith Corp...........................  10,200        363,630
         New York Times Co. (Class "A" Stock)....  25,500      1,102,875
         Tribune Co.(b)..........................  51,050      1,910,802
         Univision Communications, Inc.(a)(b)....  25,000      1,011,500
         Viacom, Inc. (Class "B" Stock)(a)....... 266,069     11,746,946
                                                          --------------
                                                              55,630,701
                                                          --------------
       Metals - Ferrous
         Allegheny Technologies, Inc.............  14,200        237,850
         Nucor Corp..............................  12,700        672,592
         USX Corp.-U.S. Steel Group, Inc.........  12,200        220,942
         Worthington Industries, Inc.............  11,400        161,880
                                                          --------------
                                                               1,293,264
                                                          --------------
       Metals - Non Ferrous -- 0.2%
         Alcan Aluminum, Ltd.....................  42,700      1,534,211
         Alcoa, Inc.............................. 136,440      4,850,442
         Inco, Ltd.(a)...........................  33,800        572,572
                                                          --------------
                                                               6,957,225
                                                          --------------
       Mineral Resources
         Phelps Dodge Corp.......................  12,893        417,733
                                                          --------------
       Miscellaneous Basic Industry -- 0.3%
         AES Corp.(a)(b).........................  74,200      1,213,170
         Crane Co................................  10,800        276,912
         Danaher Corp.(b)........................  23,800      1,435,378
         Ecolab, Inc.............................  23,300        937,825
         Grainger (W.W), Inc.....................  15,500        744,000
         ITT Industries, Inc.....................  17,600        888,800
         Millipore Corp..........................   8,200        497,740
         Pall Corp...............................  22,000        529,320
         PPG Industries, Inc.....................  26,100      1,349,892
         Textron, Inc............................  24,000        995,040
                                                          --------------
                                                               8,868,077
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

December 31, 2001


                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Miscellaneous - Consumer Growth/Stable -- 0.3%
           American Greetings Corp.
            (Class "A" Stock).................     9,800 $      135,044
           Black & Decker Corp................    15,500        584,815
           Corning, Inc.(b)...................   134,100      1,196,172
           Minnesota Mining & Manufacturing
            Co................................    62,600      7,399,946
                                                         --------------
                                                              9,315,977
                                                         --------------
         Motorcycles -- 0.1%
           Harley-Davidson, Inc...............    47,300      2,568,863
                                                         --------------
         Oil & Gas -- 2.6%
           Amerada Hess Corp..................    15,100        943,750
           Anadarko Finance Co................    38,727      2,201,630
           Ashland, Inc.......................    12,600        580,608
           ChevronTexaco Corp.................   164,836     14,770,954
           EOG Resources, Inc.................    12,000        469,320
           Exxon Mobil Corp................... 1,052,740     41,372,682
           Kerr-McGee Corp....................    16,525        905,570
           KeySpan Corp.......................    13,000        450,450
           Nabors Industries, Inc.(a)(b)......    17,000        583,610
           NICOR, Inc.........................     7,100        295,644
           Phillips Petroleum Co..............    57,460      3,462,540
           Royal Dutch Petroleum Co...........   332,200     16,284,444
           Sunoco, Inc.(b)....................    15,600        582,504
           Unocal Corp........................    40,100      1,446,407
           USX-Marathon Group.................    48,500      1,455,000
                                                         --------------
                                                             85,805,113
                                                         --------------
         Oil & Gas Exploration & Production -- 0.2%
           Burlington Resources, Inc..........    34,100      1,280,114
           Conoco, Inc. (Class "B" Stock).....    92,294      2,611,920
           Devon Energy Corp.(b)..............    15,000        579,750
           Occidental Petroleum Corp..........    55,900      1,483,027
           Transocean Sedco Forex, Inc........    42,997      1,454,159
                                                         --------------
                                                              7,408,970
                                                         --------------
         Oil & Gas Services -- 0.4%
           Apache Corp.(b)....................    19,580        976,650
           Baker Hughes, Inc.(b)..............    51,950      1,894,617
           El Paso Corp.......................    76,336      3,405,349
           Halliburton Co.....................    65,500        858,050
           McDermott International, Inc.(a)...     6,400         78,528
           Noble Drilling Corp.(a)(b).........    12,000        408,480
           Rowan Cos., Inc.(a)................    15,400        298,298
           Schlumberger, Ltd..................    86,300      4,742,185
                                                         --------------
                                                             12,662,157
                                                         --------------
         Precious Metals -- 0.1%
           Barrick Gold Corp..................    81,488      1,299,734
           Freeport-McMoRan Copper & Gold,
            Inc. (Class "B" Stock)(a).........    21,800        291,902
           Newmont Mining Corp.(b)............    29,400        561,834
           Placer Dome, Inc...................    48,800        532,408
                                                         --------------
                                                              2,685,878
                                                         --------------
         Railroads -- 0.2%
           Burlington Northern Santa Fe Corp..    66,500      1,897,245
           CSX Corp...........................    34,800      1,219,740
           Norfolk Southern Corp..............    64,200      1,176,786

                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                             ------- --------------
         Railroads (cont'd.)
           Union Pacific Corp...................  37,800 $    2,154,600
                                                         --------------
                                                              6,448,371
                                                         --------------
         Real Estate Investment Trust -- 0.1%
           Equity Office Properties Trust.......  53,000      1,594,240
           Equity Residential Properties Trust..  31,000        890,010
                                                         --------------
                                                              2,484,250
                                                         --------------
         Restaurants -- 0.3%
           Darden Restaurants, Inc..............  22,100        782,340
           McDonald's Corp...................... 203,300      5,381,351
           Starbucks Corp.(a)...................  42,000        800,100
           Tricon Global Restaurants, Inc.(a)...  23,900      1,175,880
           Wendy's International, Inc.(b).......  18,400        536,728
                                                         --------------
                                                              8,676,399
                                                         --------------
         Retail -- 3.4%
           Albertson's, Inc.(b).................  61,766      1,945,011
           AutoZone, Inc.(a)(b).................  19,500      1,400,100
           Bed Bath & Beyond, Inc.(a)...........  36,200      1,227,180
           Best Buy Co., Inc.(a)................  30,500      2,271,640
           Big Lots, Inc.(a)....................  20,100        209,040
           Circuit City Stores, Inc.............  33,100        858,945
           Costco Wholesale Corp.(a)(b).........  68,100      3,022,278
           CVS Corp.............................  59,500      1,761,200
           Dillard's, Inc.......................  22,000        352,000
           Dollar General Corp..................  56,756        845,665
           Family Dollar Stores, Inc............  15,000        449,700
           Federated Department Stores, Inc.(a).  36,100      1,476,490
           Gap, Inc. (The)...................... 133,400      1,859,596
           Home Depot, Inc...................... 359,150     18,320,242
           J.C. Penney Co., Inc.(b).............  40,900      1,100,210
           Kmart Corp.(a)(b)(e).................  78,200        426,972
           Kohl's Corp.(a)(b)...................  48,300      3,402,252
           Kroger Co.(a)........................ 125,146      2,611,797
           Liz Claiborne, Inc.(b)...............   8,400        417,900
           May Department Stores Co.............  48,600      1,797,228
           Nordstrom, Inc.(b)...................  21,800        441,014
           Office Depot, Inc.(a)................  59,700      1,106,838
           RadioShack Corp.(b)..................  32,000        963,200
           Safeway, Inc.(a).....................  79,800      3,331,650
           Sears, Roebuck & Co..................  53,300      2,539,212
           Sherwin-Williams Co..................  25,400        698,500
           Staples, Inc.(a)(b)..................  74,900      1,400,630
           SUPERVALU, Inc.......................  28,000        619,360
           Target Corp.......................... 137,400      5,640,270
           The Limited, Inc.....................  80,506      1,185,048
           Tiffany & Co.(b).....................  13,000        409,110
           TJX Cos., Inc........................  48,500      1,933,210
           Toys 'R' Us, Inc.(a)(b)..............  38,900        806,786
           Wal-Mart Stores, Inc................. 686,900     39,531,095
           Walgreen Co.......................... 157,800      5,311,548
           Winn-Dixie Stores, Inc.(b)...........  25,100        357,675
                                                         --------------
                                                            112,030,592
                                                         --------------
         Rubber
           B.F. Goodrich Co.....................  16,200        431,244
           Cooper Tire & Rubber Co..............  11,200        178,752
           Goodyear Tire & Rubber Co............  24,500        583,345
                                                         --------------
                                                              1,193,341
                                                         --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B5

December 31, 2001


                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                             ------- --------------
         Telecommunications -- 3.4%
           ADC Telecommunications, Inc.(a)...... 103,400 $      475,640
           ALLTEL Corp..........................  47,400      2,926,002
           Andrew Corp.(a)......................  17,600        385,264
           AT&T Corp............................ 541,023      9,814,157
           AT&T Wireless Services, Inc.(a)...... 369,101      5,303,981
           Avaya, Inc.(a).......................  41,670        506,291
           BellSouth Corp....................... 292,200     11,147,430
           CenturyTel, Inc......................  22,400        734,720
           CIENA Corp.(a).......................  30,000        429,300
           Citizens Communications Co.(a).......  16,000        170,560
           JDS Uniphase Corp.(a)................ 189,000      1,649,970
           Lucent Technologies, Inc.(b)......... 500,055      3,145,346
           Motorola, Inc........................ 333,725      5,012,550
           Nextel Communications, Inc.
            (Class "A" Stock)(a)(b)............. 114,400      1,253,824
           Nortel Networks Corp.(b)............. 464,860      3,486,450
           QUALCOMM, Inc.(a).................... 115,700      5,842,850
           Qwest Communications International,
            Inc................................. 248,357      3,509,284
           SBC Communications, Inc.............. 519,108     20,333,460
           Scientific-Atlanta, Inc..............  24,100        576,954
           Sprint Corp.......................... 136,700      2,744,936
           Sprint Corp. (PCS Group)(a)(b)....... 135,200      3,300,232
           Tellabs, Inc.(a).....................  60,600        910,818
           Verizon Communications............... 416,476     19,765,951
           WorldCom, Inc........................ 445,221      6,268,712
                                                         --------------
                                                            109,694,682
                                                         --------------
         Textiles
           National Service Industries, Inc.....   6,000         12,120
           VF Corp..............................  19,100        745,091
                                                         --------------
                                                                757,211
                                                         --------------
         Tobacco
           UST, Inc.(b).........................  26,100        913,500
                                                         --------------
         Toys -- 0.1%
           Hasbro, Inc.(b)......................  30,700        498,261
           Mattel, Inc..........................  64,951      1,117,157
                                                         --------------
                                                              1,615,418
                                                         --------------
         Travel Services
           Sabre Holdings Corp.(a)..............  23,526        996,326
                                                         --------------
         Trucking/Shipping -- 0.1%
           FedEx Corp.(a).......................  44,900      2,329,412
           Ryder System, Inc....................  11,500        254,725
                                                         --------------
                                                              2,584,137
                                                         --------------
         Utilities - Electric & Gas -- 1.2%
           Allegheny Energy, Inc................  12,000        434,640
           Ameren Corp.(b)......................  21,200        896,760
           American Electric Power Co., Inc.(b).  52,160      2,270,525
           Calpine Corp.(a)(b)..................  39,000        654,810
           Cinergy Corp.........................  23,500        785,605
           CMS Energy Corp.(b)..................  21,000        504,630
           Consolidated Edison, Inc.............  34,100      1,376,276
           Constellation Energy Group...........  22,400        594,720
           Dominion Resources, Inc..............  38,116      2,290,772
           DTE Energy Co........................  22,700        952,038

                                                             Value
        COMMON STOCKS                            Shares     (Note 2)
        (Continued)                              ------- --------------
        Utilities-Electric & Gas (cont'd.)
          Duke Energy Co........................ 114,800 $    4,507,048
          Edison International..................  55,500        838,050
          Entergy Corp..........................  39,600      1,548,756
          Exelon Corp...........................  52,687      2,522,654
          FirstEnergy Corp......................  50,101      1,752,533
          FPL Group, Inc........................  27,700      1,562,280
          Mirant Corp.(a).......................  43,675        699,673
          Niagara Mohawk Holdings, Inc.(a)......  27,000        478,710
          NiSource, Inc.........................  21,000        484,260
          Pacific Gas & Electric Co.............  61,900      1,190,956
          Pinnacle West Capital Corp............  11,400        477,090
          PPL Corp..............................  24,100        839,885
          Progress Energy, Inc..................  37,583      1,692,362
          Public Service Enterprise Group, Inc..  34,600      1,459,774
          Reliant Energy, Inc...................  46,200      1,225,224
          Southern Co.(b)....................... 102,300      2,593,305
          TECO Energy, Inc.(b)..................   5,000        131,200
          TXU Corp.(b)..........................  43,500      2,051,025
          Xcel Energy, Inc.(b)..................  55,110      1,528,751
                                                         --------------
                                                             38,344,312
                                                         --------------
        Waste Management -- 0.1%
          Allied Waste Industries, Inc.(a)......  29,700        417,582
          Waste Management, Inc.................  99,242      3,166,812
                                                         --------------
                                                              3,584,394
                                                         --------------
        TOTAL COMMON STOCKS
         (cost $1,643,756,020)                            1,598,779,491
                                                         --------------
        CONTINGENT VALUE OBLIGATION -- 0.0%
        Utilities - Electric & Gas
          Progress Energy, Inc.(a)
           (cost $6,909)........................  14,100              0
                                                         --------------

                                      Moody's   Principal
                                      Rating     Amount
        LONG-TERM                   (Unaudited)   (000)
        BONDS -- 36.8%              ----------- ---------
        Aerospace -- 0.2%
          Litton Industries, Inc.,
           8.00%, 10/15/09.........    Baa3      $ 2,100  $    2,270,919
          Northrop-Grumman Corp.,
           7.875%, 03/01/26........    Baa3        2,500       2,719,800
                                                          --------------
                                                               4,990,719
                                                          --------------
        Airlines -- 0.6%
          Delta Air Lines, Inc.,
           7.90%, 12/15/09(b)......    Ba3         5,000       4,438,180
          United Airlines, Inc.,
           10.67%, 05/01/04........    Caa1       19,865      14,898,750
                                                          --------------
                                                              19,336,930
                                                          --------------
        Asset Backed Securities -- 0.5%
          JP Morgan Securities
           Corp., Series 1997-1,
           7.37%, 06/19/29.........     NR         7,000       7,502,755
          MBNA Master Credit Card
           Trust, Series 1999-B,
           5.90%, 08/15/11.........     Aaa        8,400       8,521,192
                                                          --------------
                                                              16,023,947
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B6

December 31, 2001


                                      Moody's   Principal
                                      Rating     Amount       Value
        LONG-TERM                   (Unaudited)   (000)      (Note 2)
        BONDS (Continued)           ----------- --------- --------------
        Auto - Cars & Trucks
          Hertz Corp.,
           8.25%, 06/01/05.........    Baa1      $ 1,500  $    1,581,150
                                                          --------------
        Banks and Savings & Loans -- 0.6%
          First Union Corp.,
           7.55%, 08/18/05.........     A1         1,200       1,300,848
          J.P. Morgan Chase & Co.,
           6.50%, 01/15/09.........     A1         1,100       1,111,627
          KBC Bank Funding Trust III,
           9.86%, 11/29/49.........     A2         2,500       2,806,875
          National Australia Bank, Ltd.,
           6.40%, 12/10/07.........     A1         8,400       8,541,288
          Washington Mutual, Inc.,
           7.50%, 08/15/06.........     A3         5,000       5,393,100
                                                          --------------
                                                              19,153,738
                                                          --------------
        Building Products -- 0.5%
          Hanson Overseas B.V.,
           7.375%, 01/15/03........    Baa1       14,751      15,308,588
                                                          --------------
        Cable & Pay Television Systems -- 1.0%
          Continental Cablevision, Inc.,
           8.30%, 05/15/06.........    Baa2        5,000       5,489,650
          CSC Holdings, Inc.,
           7.875%, 12/15/07........    Ba1         1,740       1,801,405
           7.25%, 07/15/08.........    Ba1         3,100       3,100,682
          Rogers Cablesystems,
           Ltd., (Canada),
           11.00%, 12/01/15........    Ba1         2,815       3,195,025
          Tele-Communications, Inc.,
           8.25%, 01/15/03.........    Baa2        2,000       2,077,580
           9.875%, 06/15/22........    Baa2       12,900      15,513,282
                                                          --------------
                                                              31,177,624
                                                          --------------
        Collateralized Mortgage Obligations -- 2.5%
          First Union National Bank
           Commercial Mortgage Trust,
           7.202%, 09/15/10........     NA         8,145       8,668,330
          GMAC Commercial
           Mortgage Securities,
           Inc.,
           7.455%, 06/16/10........     NA         9,000       9,711,641
          J.P. Morgan Commercial
           Mortgage Finance
           Corp.,
           7.371%, 08/15/32........    Aaa        14,500      15,535,554
          Keycorp,
           7.727%, 02/15/10........    Aaa        14,380      15,717,668
          Merrill Lynch Mortgage
           Investors, Inc.,
           8.4109%, 06/25/22.......    Aa3           896         904,433
          Morgan Stanley Dean
           Witter Capital, Inc.,
           6.32%, 09/15/09.........     NR         8,748       9,023,816
           7.20%, 10/15/33.........    Aaa         7,500       7,981,883
          PNC Mortgage
           Acceptance Corp.,
           7.33%, 10/10/09.........     NR        12,685      13,549,946
                                                          --------------
                                                              81,093,271
                                                          --------------

                                      Moody's   Principal
                                      Rating     Amount       Value
       LONG-TERM                    (Unaudited)   (000)      (Note 2)
       BONDS (Continued)            ----------- --------- --------------
       Commercial Services -- 0.2%
         PHH Corp.,
          8.125%, 02/03/03.........    Baa1      $ 2,860  $    2,852,850
         Thomson Corp.,
          6.20%, 01/05/12..........     A3         3,000       2,885,166
                                                          --------------
                                                               5,738,016
                                                          --------------
       Containers -- 0.2%
         Pactiv Corp.,
          7.95%, 12/15/25..........    Baa3        7,250       7,313,916
                                                          --------------
       Diversified Operations -- 0.2%
         Tyco International Group SA,
          6.125%, 01/15/09.........    Baa1        2,000       1,970,600
          7.00%, 06/15/28..........    Baa1        3,030       2,931,416
          6.875%, 01/15/29.........    Baa1          670         642,753
                                                          --------------
                                                               5,544,769
                                                          --------------
       Drugs & Medical Supplies -- 0.7%
         American Home Products
          Corp.,
          6.25%, 03/15/06(d).......     A3         6,000       6,242,640
          6.70%, 03/15/11..........     A3         5,000       5,165,450
         Bristol-Myers Squibb Co.,
          5.75%, 10/01/11..........    Aaa         6,200       6,115,618
         Pharmacia Corp.,
          6.50%, 12/01/18..........     A1         1,145       1,153,690
          6.75%, 12/15/27..........     A1         2,735       2,684,020
          6.60%, 12/01/28..........     A1         1,150       1,156,417
                                                          --------------
                                                              22,517,835
                                                          --------------
       Financial Services -- 2.5%
         CIT Group, Inc.,
          7.50%, 11/14/03..........     A2        10,000      10,655,300
         Enterprise Rent-A-Car USA
          Finance Co., M.T.N.,
          7.50%, 06/15/03..........    Baa1        5,000       5,277,850
          6.95%, 03/01/04..........    Baa1        7,500       7,605,600
         FleetBoston Financial Corp.,
          4.875%, 12/01/06.........     A1         4,040       3,949,036
         Ford Motor Credit Corp.,
          7.375%, 10/28/09(b)......     A2         2,000       1,974,560
          7.875%, 06/15/10.........     A2         5,800       5,882,093
         General Motors
          Acceptance Corp.,
          5.95%, 03/14/03..........     A2        17,000      17,278,800
          6.125%, 01/22/08.........     A2         1,500       1,455,210
          6.875%, 09/15/11.........     A2         1,400       1,371,383
          8.00%, 11/01/31(b).......     A2         6,750       6,828,907
         Osprey Trust,
          8.31%, 01/15/03(f).......     C         20,000       3,400,000
         Pemex Finance, Ltd.,
          (Cayman Islands),
          9.14%, 08/15/04..........    Baa1        6,500       6,782,880
         QWEST Capital Funding, Inc.,
          7.90%, 08/15/10..........    Baa1        5,300       5,398,898
         Verizon Global Funding Corp.,
          7.75%, 12/01/30(b).......     A1         3,250       3,604,705
                                                          --------------
                                                              81,465,222
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

December 31, 2001


                                      Moody's   Principal
                                      Rating     Amount       Value
        LONG-TERM                   (Unaudited)   (000)      (Note 2)
        BONDS (Continued)           ----------- --------- --------------
        Food & Beverage -- 0.7%
          Archer Daniels Midland Co.,
           7.00%, 02/01/31.........     A1       $ 5,120  $    5,298,176
          Coca-Cola Bottling Co.,
           6.375%, 05/01/09........    Baa2        3,000       2,794,590
          ConAgra Foods, Inc.,
           6.75%, 09/15/11.........    Baa1        3,000       3,083,130
          Heinz (HJ) Co.,
           6.625%, 07/15/11........     A2         2,200       2,257,053
          Kellogg Co.,
           6.00%, 04/01/06.........    Baa2        3,000       3,082,800
           6.60%, 04/01/11.........    Baa2        2,200       2,257,662
           7.45%, 04/01/31.........    Baa2        2,700       2,912,085
                                                          --------------
                                                              21,685,496
                                                          --------------
        Forest Products -- 0.3%
          International Paper Co.,
           8.00%, 07/08/03.........    Baa2       10,000      10,539,630
                                                          --------------
        Industrial -- 0.2%
          Cendant Corp.,
           7.75%, 12/01/03.........    Baa1        2,000       2,032,740
          Compania Sud Americana
           de Vapores S.A., (Chile),
           7.375%, 12/08/03........     NA         4,600       4,775,039
                                                          --------------
                                                               6,807,779
                                                          --------------
        Insurance -- 0.1%
          Aon Corp.,
           8.65%, 05/15/05.........     A3         4,000       4,320,240
                                                          --------------
        Investment Bankers -- 0.3%
          Goldman Sachs Group L.P.,
           6.65%, 05/15/09.........     A1         3,900       3,951,363
          Lehman Brothers, Inc.,
           6.625%, 04/01/04........     A2         7,000       7,373,450
                                                          --------------
                                                              11,324,813
                                                          --------------
        Leisure -- 0.7%
          ITT Corp.,
           6.75%, 11/15/03.........    Ba1        21,500      20,855,000
          Park Place Entertainment
           Corp.,
           7.50%, 09/01/09.........    Baa3        1,000         974,231
                                                          --------------
                                                              21,829,231
                                                          --------------
        Media -- 0.2%
          AOL Time Warner, Inc.,
           7.625%, 04/15/31........    Baa1        3,300       3,492,357
          United News & Media PLC,
           7.25%, 07/01/04.........    Baa2        2,900       2,939,672
          World Color Press, Inc.,
           8.375%, 11/15/08........    Baa2        1,340       1,346,813
                                                          --------------
                                                               7,778,842
                                                          --------------
        Oil & Gas -- 0.9%
          B.J. Services Co.,
           7.00%, 02/01/06.........    Baa2        4,000       4,214,720
          Coastal Corp.,
           7.50%, 08/15/06.........    Baa2        6,000       6,190,740
          Conoco Funding Co.,
           7.25%, 10/15/31.........    Baa1        3,485       3,672,075

                                      Moody's   Principal
                                      Rating     Amount       Value
       LONG-TERM                    (Unaudited)   (000)      (Note 2)
       BONDS (Continued)            ----------- --------- --------------
       Oil & Gas (cont'd.)
         Kerr-McGee Corp.,
          7.875%, 09/15/31(b)......    Baa2      $ 4,170  $    4,367,449
         Limestone Electron Trust,
          8.625%, 03/15/03.........    Baa3        8,750       8,662,500
         Parker & Parsley
          Petroleum Co.,
          8.875%, 04/15/05.........    Ba1         1,375       1,402,500
                                                          --------------
                                                              28,509,984
                                                          --------------
       Oil & Gas Exploration & Production -- 0.1%
         Occidental Petroleum Corp.,
          6.75%, 01/15/12..........    Baa2        3,800       3,815,466
                                                          --------------
       Real Estate Investment Trust -- 1.0%
         Duke Realty, L.P.,
          7.30%, 06/30/03..........    Baa1        3,850       4,031,443
         EOP Operating, L.P.,
          6.375%, 01/15/02.........    Baa1        4,500       4,504,455
          6.50%, 06/15/04..........    Baa1        6,000       6,227,880
          6.625%, 02/15/05.........    Baa1        5,000       5,182,100
         ERP Operating, L.P.,
          7.10%, 06/23/04..........     A3         2,000       2,098,340
          6.63%, 04/13/05..........     A3         5,000       5,130,050
         Simon Debartolo Group, Inc.,
          6.75%, 06/15/05..........    Baa1        5,000       5,040,400
                                                          --------------
                                                              32,214,668
                                                          --------------
       Retail -- 0.3%
         Federated Department
          Stores, Inc.,
          8.50%, 06/15/03..........    Baa1        5,000       5,269,450
         Kroger Co.,
          7.25%, 06/01/09..........    Baa3        5,100       5,407,632
                                                          --------------
                                                              10,677,082
                                                          --------------
       Telecommunications -- 2.7%
         360 Communication Co.,
          7.125%, 03/01/03.........     A2        17,550      18,141,786
         AT&T Corp.,
          8.00%, 11/15/31..........     A3         7,050       7,375,075
         AT&T Wireless Services, Inc.,
          8.75%, 03/01/31..........    Baa2        5,000       5,685,950
         British Telecommunications
          PLC,
          8.125%, 12/15/10.........    Baa1        3,000       3,314,580
         Cingular Wireless,
          6.50%, 12/15/11..........     A3         1,100       1,108,690
          7.125%, 12/15/31.........     A3         1,100       1,109,471
         Deutsche Telekom
          International,
          8.25%, 06/15/30..........     A3         2,600       2,885,740
         Electric Lightwave, Inc.,
          6.05%, 05/15/04..........    Baa2        4,700       4,581,198
         France Telecom,
          8.50%, 03/01/31..........    Baa1        3,000       3,418,320
         Frontier Corp.,
          7.25%, 05/15/04(e).......     Ca           465          72,075
         Koninklijke (Royal) KPN NV,
          8.00%, 10/01/10..........    Baa3          780         787,589

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

December 31, 2001


                                      Moody's   Principal
                                      Rating     Amount       Value
        LONG-TERM                   (Unaudited)   (000)      (Note 2)
        BONDS (Continued)           ----------- --------- --------------
        Telecommunications (cont'd)
          Qwest Capital Funding, Inc.,
           7.00%, 08/03/09.........    Baa1      $ 4,100  $    3,982,322
          Sprint Capital Corp.,
           6.875%, 11/15/28........    Baa1        4,700       4,299,043
          Telecom de Puerto Rico,
           6.65%, 05/15/06.........    Baa1        9,500       9,612,290
           6.80%, 05/15/09.........    Baa1        2,900       2,781,312
          Verizon Wireless, Inc.,
           5.375%, 12/15/06(b).....     A2         4,000       3,977,960
          WorldCom, Inc.,
           7.875%, 05/15/03........     A3         3,000       3,136,389
           6.40%, 08/15/05.........     A3         5,900       6,011,628
           8.25%, 05/15/10.........     A3         1,000       1,069,450
           8.25%, 05/15/31.........     A3         4,900       5,166,707
                                                          --------------
                                                              88,517,575
                                                          --------------
        Transportation -- 0.3%
          CP Railway, Ltd.,
           6.25%, 10/15/11.........    Baa2        3,400       3,294,430
           7.125%, 10/15/31........    Baa2        2,400       2,386,080
          Union Pacific Corp.,
           5.75%, 10/15/07.........    Baa3        3,500       3,490,021
                                                          --------------
                                                               9,170,531
                                                          --------------
        Utilities -- 1.4%
          Arizona Public Service Co.,
           7.625%, 08/01/05........    Baa1        5,000       5,350,550
          Calpine Corp.,
           10.50%, 05/15/06........    Ba1         4,500       4,227,143
          CMS Energy Corp.,
           8.375%, 07/01/03........    Ba3         1,000         980,000
           6.75%, 01/15/04.........    Ba3         1,950       1,916,600
          Dominion Fiber Ventures
           LLC,
           7.05%, 03/15/05.........    Baa2        1,000         997,458
          Edison Mission Energy,
          7.73%, 06/15/09..........    Baa3        2,300       2,138,931
          Entergy Louisiana, Inc.,
           8.50%, 06/01/03.........    Baa2        5,000       5,295,100
          FirstEnergy Corp.,
           7.375%, 11/15/31........    Baa2        3,700       3,612,458
          Hydro-Quebec,
           8.00%, 02/01/13.........     A1         1,900       2,184,259
          Mirant Americas
           Generation, Inc.,
           9.125%, 05/01/31........    Ba1         2,800       2,410,713
          Pinnacle Partners,
           8.83%, 08/15/04.........    Ba1        10,000       9,800,000
          PPL Electric Utilities Corp.,
           6.25%, 08/15/09.........     A3         1,900       1,887,498
          Progress Energy, Inc.,
           6.75%, 03/01/06.........    Baa1        2,500       2,598,250
           5.85%, 10/30/08.........    Baa1        2,100       2,050,860
                                                          --------------
                                                              45,449,820
                                                          --------------
        Waste Management
          Allied Waste North America,
           7.625%, 01/01/06........    Ba3           970         957,875
                                                          --------------

                                     Moody's   Principal
                                     Rating     Amount       Value
         LONG-TERM                 (Unaudited)   (000)      (Note 2)
         BONDS (Continued)         ----------- --------- --------------
         Foreign Government Bonds -- 0.2%
           Province of Saskatchewan,
            (Canada),
            9.125%, 02/15/21......     A1      $  1,800  $    2,338,542
           Quebec Province, (Canada),
            7.125%, 02/09/24......     A1         2,700       2,863,080
                                                         --------------
                                                              5,201,622
                                                         --------------
         Mortgage Backed Securities -- 13.2%
           Federal Home Loan
            Mortgage Corp.,
            6.50%, 05/01/14 -
              09/01/14............                4,139       4,229,629
           Federal National Mortgage
            Association (b),
            5.50%, 01/01/14 -
              03/01/16............               21,497      21,259,043
            6.00%, 04/01/13 -
              5/01/14 TBA.........               99,899      99,529,350
            6.50%, 11/01/12 -
              12/01/15 TBA........              147,824     148,370,551
            7.00%, 08/01/11 TBA...               28,069      28,705,778
            7.50%, 05/01/12 TBA...               74,955      77,478,755
           Government National
            Mortgage Association,
            6.50%, 10/15/23 -
              11/15/29............               43,167      43,487,447
            7.00%, TBA............                4,000       4,085,000
            8.00%, 01/15/24 -
              04/15/25............                3,036       3,243,632
                                                         --------------
                                                            430,389,185
                                                         --------------
         U.S. Government & Agency Obligations -- 4.5%
           Federal Home Loan
            Mortgage Corp.,
            6.50%, 04/01/15.......                4,263       4,357,947
           Federal National Mortgage
            Association,
            5.375%, 11/15/11(b)...               53,420      51,796,887
           United States Treasury Bonds,
            9.25%, 02/15/16(b)....               10,885      14,721,962
            7.50%, 11/15/16.......                1,510       1,785,575
            8.75%, 05/15/17.......                1,290       1,694,738
            8.875%, 02/15/19(b)...                7,800      10,464,168
            8.50%, 02/15/20.......                9,500      12,428,660
            7.625%, 11/15/22(b)...               10,695      13,098,060
           United States Treasury Notes,
            3.50%, 11/15/06(b)....               17,997      17,344,609
            5.625%, 05/15/08......                  800         838,128
            4.75%, 11/15/08.......                   50          49,781
            6.00%, 08/15/09.......                   10          10,653
           United States Treasury Strip,
            11/15/18(b)...........               52,465      19,072,601
                                                         --------------
                                                            147,663,769
                                                         --------------
         TOTAL LONG-TERM BONDS
           (cost $ 1,204,638,791).....................    1,198,099,333
                                                         --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B9

December 31, 2001


                                   Moody's
                                   Rating                    Value
        PREFERRED                (Unaudited)   Shares       (Note 2)
        STOCKS -- 0.2%           ----------- ----------- --------------
        Financial Services -- 0.2%
          BCH Capital Ltd. Series B
           (cost $ 5,796,594)...               225,900   $    6,200,955
                                                         --------------
        TOTAL LONG-TERM INVESTMENTS
          (cost $2,854,198,314).......................    2,803,079,779
                                                         --------------

                                              Principal
                                               Amount
                                                (000)
                                             -----------
        SHORT-TERM INVESTMENTS -- 32.7%
        Commercial Paper -- 3.4%
          American Electric Power,
           3.00%, 01/22/02(c)...    Baa1      $ 30,330       30,276,922
          General Motors
           Acceptance Corp.,
           2.55%, 02/25/02(c)...     A3        34,000        33,867,542
          Phillips Petroleum
           Co.,
           2.55%, 01/28/02(c)...     A2        17,000        16,967,487
          Sears Roebuck
           Acceptance Corp.,
           2.75%, 02/07/02(c)...     A3         6,000         5,983,042
           2.55%, 02/08/02(c)...     A3         5,500         5,485,196
          Sprint Capital Corp.,
           2.69%, 02/08/02(c)...    Baa1        4,036         4,024,540
           2.70%, 02/08/02(c)...    Baa1       15,000        14,957,250
                                                         --------------
                                                            111,561,979
                                                         --------------
        Other Corporate Obligations -- 1.7%
          Capital One Bank,
           6.97%, 02/04/02......    Baa2       25,000        25,054,000
           6.76%, 07/23/02......    Baa2        2,500         2,529,725
          Federated Department
           Stores, Inc.,
           8.125%, 10/15/02.....    Baa1       20,850        21,631,875
          H.F. Ahmanson & Co.,
           8.25%, 10/01/02......      A3        5,200         5,405,296
                                                         --------------
                                                             54,620,896
                                                         --------------
        U.S. Government & Agency Obligations -- 0.5%
          United States Treasury Bills,
           1.67%, 03/14/02(d)...               16,100        16,045,614
                                                         --------------
                                               Shares
                                             -----------
        Mutual Fund -- 27.1%
          Prudential Core Investment
           Fund -- Taxable Money
           Market Series (c)(Note 4)......   884,946,809 $  884,946,809
                                                         --------------
        TOTAL SHORT-TERM INVESTMENTS
         (cost $1,066,272,434)..........................  1,067,175,298
                                                         --------------
        TOTAL INVESTMENTS -- 118.7%
         (cost $3,920,470,748; Note 7)..................  3,870,255,077
                                                         --------------
        VARIATION MARGIN ON OPEN FUTURES
         CONTRACTS, Net (g).............................     (1,058,028)
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (18.7)%..............................   (609,521,683)
                                                         --------------
        TOTAL NET ASSETS -- 100.0%...................... $3,259,675,366
                                                         ==============

The following abbreviations are used in portfolio descriptions:

            LLC  Limited Liability Company
            L.P. Limited Partnership
            NV   Naamloze Vennootschap (Dutch Corporation)
            PLC  Public Limited Company (British Corporation)
            SA   Sociedad Anonmia (Spanish Corporation) or Societe
                 Anonyme (French Corporation)
            TBA  Securities purchased on a forward commitment basis.

(a)Non-Income producing security.

(b)Portion of securities on loan with an aggregate market value of $298,621,185; cash collateral of $307,003,773 was received with which the portfolio purchased securities.

(c)Represents all or portion of security purchased with cash collateral for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Subsequent to December 31, 2001, the issuer declared bankruptcy.

(f)Issuer in bankruptcy, non-income producing security.

(g)Open futures contracts as of December 31, 2001 were as follows:

Number of               Expiration Value at Trade     Value at      Appreciation/
Contracts     Type         Date         Date      December 31, 2001 Depreciation
--------- ------------- ---------- -------------- ----------------- -------------
Long Positions:
 54       S&P 500 Index   Mar 02    $ 15,342,076    $ 15,514,200     $  172,124
 424      S&P 500
          Index           Mar 02     119,287,100     121,815,200      2,528,100
 200      S&P MidCap
          400 Index       Mar 02      49,457,250      50,910,000      1,452,750
 737      U.S. Treasury
          5 Yr Notes      Mar 02      78,493,257      77,995,328       (497,929)
1,085     U.S. Treasury
          5 Yr Notes      Mar 02     115,014,728     114,823,516       (191,212)
 63       U.S. Treasury
          Bonds           Mar 02       6,544,125       6,396,469       (147,656)
                                                                     ----------
                                                                     $3,316,177
Short Positions:
 613      U.S. Treasury
          10 Yr Notes     Mar 02      64,451,203      64,455,994          4,791
                                                                     ----------
                                                                     $3,320,968
                                                                     ==========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

                          DIVERSIFIED BOND PORTFOLIO

December 31, 2001


                                                               Moody's                     Principal
                                                               Rating    Interest Maturity  Amount       Value
LONG-TERM INVESTMENTS -- 95.1%                               (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS -- 94.7%                                     ----------- -------- -------- --------- --------------
Aerospace -- 1.3%
  Boeing Co.................................................     A2         8.75% 08/15/21  $ 6,250  $    7,423,681
  Raytheon Co...............................................    Baa3        7.90% 03/01/03    6,450       6,756,182
  United Technologies Corp..................................     A2         7.50% 09/15/29    3,200       3,527,280
                                                                                                     --------------
                                                                                                         17,707,143
                                                                                                     --------------
Agricultural Products
  IMC Global, Inc...........................................    Ba1       10.875% 06/01/08      400         426,000
                                                                                                     --------------
Airlines -- 0.6%
  Continental Airlines, Inc.................................     B3         8.00% 12/15/05    1,030         854,900
  Delta Air Lines, Inc......................................    Ba3         6.65% 03/15/04    2,250       2,025,000
  United Airlines, Inc......................................    Caa1       10.67% 05/01/04    7,000       5,250,000
                                                                                                     --------------
                                                                                                          8,129,900
                                                                                                     --------------
Asset Backed Securities -- 3.0%
  Advanta Mortgage Loan Trust, Series 1994-3................    Aaa         8.49% 01/25/26    4,519       4,511,314
  Chase Commercial Mortgage Securities Corp., Series 1997-1.     NR         7.37% 06/19/29    5,440       5,830,712
  Citibank Credit Card Master Trust, Series 1996-3..........    Aaa         6.10% 05/15/08   12,500      13,058,500
  Continental Airlines, Inc., Series 2000-1.................    Baa1       8.048% 11/01/20    4,324       4,100,520
  MBNA Corp., Series 1999 B.................................    Aaa         5.90% 08/15/11   14,300      14,506,316
                                                                                                     --------------
                                                                                                         42,007,362
                                                                                                     --------------
Auto/Equipment Rental -- 0.1%
  Hertz Corp................................................    Baa1        8.25% 06/01/05      750         790,575
                                                                                                     --------------
Automobiles & Trucks -- 1.0%
  Navistar International Corp...............................    Ba1         7.00% 02/01/03    3,500       3,486,875
  TRW, Inc..................................................    Baa2       7.625% 03/15/06   10,700      11,019,919
                                                                                                     --------------
                                                                                                         14,506,794
                                                                                                     --------------
Banks and Savings & Loans -- 5.5%
  Bank One Corp.............................................     A1         5.90% 11/15/11    4,000       3,872,480
  Bank One Corp.............................................    Aa3         6.00% 08/01/08   20,850      20,907,129
  Bank United Corp..........................................    Baa1       8.875% 05/01/07    4,000       4,529,280
  Barclays Bank PLC.........................................    Aa2        7.375% 12/15/49    1,500       1,552,548
  Bayerische Landesbank Girozentrale, (Germany).............    Aaa        5.875% 12/01/08    7,800       7,828,938
  Cho Hung Bank(b)..........................................    Ba2        11.50% 04/01/10    1,335       1,445,137
  Cho Hung Bank(b)..........................................    Ba2       11.875% 04/01/10    3,250       3,518,125
  Fideicomiso Petacalco-Topolo..............................    Baa3       10.16% 12/23/09    3,200       3,424,000
  Hanvit Bank...............................................    Ba2        12.75% 03/01/10    1,350       1,503,704
  KBC Bank Funding..........................................     A2         9.86% 11/29/49    5,000       5,613,750
  Korea Exchange Bank.......................................    Ba2        13.75% 06/30/10    1,915       2,149,588
  National Australia Bank, (Australia)......................     A1         6.40% 12/10/07    3,700       3,762,234
  Popular North America, Inc................................     A3        3.477% 10/15/03    5,000       5,001,850
  Sovereign Bancorp.........................................    Ba3        10.25% 05/15/04    1,000       1,060,000
  Washington Mutual, Inc....................................     A3         7.50% 08/15/06   10,000      10,786,200
                                                                                                     --------------
                                                                                                         76,954,963
                                                                                                     --------------
Building & Construction -- 0.2%
  Cemex SA de CV............................................    Ba1        9.625% 10/01/09    2,400       2,604,000
                                                                                                     --------------
Cable & Pay Television Systems -- 1.5%
  Comcast Cable Communications(b)...........................    Baa2       6.875% 06/15/09    2,500       2,527,115
  CSC Holdings, Inc.........................................    Ba1         7.25% 07/15/08    3,400       3,400,748
  CSC Holdings, Inc.(a).....................................    Ba1        7.625% 04/01/11    2,605       2,608,590
  CSC Holdings, Inc.........................................    Ba1        7.875% 12/15/07    1,490       1,542,582
  Rogers Cablesystems, Inc., (Canada).......................    Baa3       10.00% 03/15/05    4,000       4,340,000
  Tele-Communications, Inc..................................    Baa2        6.34% 02/01/12    3,500       3,508,715
  Tele-Communications, Inc..................................    Baa2        8.25% 01/15/03    3,000       3,116,370
                                                                                                     --------------
                                                                                                         21,044,120
                                                                                                     --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

December 31, 2001


                                            Moody's                     Principal
                                            Rating    Interest Maturity  Amount       Value
                                          (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)               ----------- -------- -------- --------- --------------
Chemicals -- 0.1%
  Lyondell Chemical Co...................    Ba3        9.625% 05/01/07  $   540  $      545,400
  Lyondell Chemical Co.(a)...............    Ba3        9.875% 05/01/07      500         502,500
                                                                                  --------------
                                                                                       1,047,900
                                                                                  --------------
Computers -- 0.3%
  International Business Machines Corp...     A1        5.625% 04/12/04    3,000       3,110,700
  Unisys Corp............................    Ba1        8.125% 06/01/06    1,650       1,658,250
                                                                                  --------------
                                                                                       4,768,950
                                                                                  --------------
Consumer Products -- 0.1%
  Fortune Brands.........................     A2        7.125% 11/01/04    1,050       1,121,250
                                                                                  --------------
Containers & Packaging -- 0.2%
  Pactiv Corp............................    Baa3       8.125% 06/15/17    2,360       2,504,833
  Sealed Air Corp........................    Baa3        8.75% 07/01/08      850         877,753
                                                                                  --------------
                                                                                       3,382,586
                                                                                  --------------
Diversified Operations -- 1.7%
  Tyco International Group SA............    Baa1        4.95% 08/01/03   15,000      15,242,100
  Tyco International Group SA............    Baa1       6.125% 01/15/09    4,000       3,941,200
  Tyco International, Ltd. Raychem Group.    Baa2        7.20% 10/15/08    4,500       4,714,785
                                                                                  --------------
                                                                                      23,898,085
                                                                                  --------------
Drugs & Medical Supplies -- 2.9%
  American Home Products Corp............     A3        5.875% 03/15/04    3,900       4,060,017
  American Home Products Corp.(a)........     A3         6.25% 03/15/06   15,000      15,606,600
  Bristol-Myers Squibb Co................    Aaa         5.75% 10/01/11   20,800      20,516,912
  Pharmacia Corp.........................     A1         6.50% 12/01/18    1,015       1,022,704
                                                                                  --------------
                                                                                      41,206,233
                                                                                  --------------
Financial Services -- 8.1%
  Bombardier Capital, Inc. M.T.N.........     A3         7.30% 12/15/02    5,000       5,192,900
  Calair Capital Corp....................    Ba2        8.125% 04/01/08      530         371,000
  Citigroup, Inc.........................    Aa2         7.25% 10/01/10    2,000       2,145,260
  Ford Motor Credit Co...................     A2         6.50% 01/25/07    8,300       8,114,495
  Ford Motor Credit Co.(a)...............     A2         7.25% 10/25/11    5,000       4,865,630
  Ford Motor Credit Co...................     A2         7.75% 03/15/05   11,000      11,466,070
  General Motors Acceptance Corp.........     A2         5.75% 11/10/03    7,950       8,115,917
  General Motors Acceptance Corp.........     A2        6.875% 09/15/11    6,600       6,465,089
  HSBC Capital Funding LP................     A2       10.176% 12/29/49    8,000      10,082,160
  Nisource Finance Corp..................    Baa2        5.75% 04/15/03    6,750       6,865,358
  Pemex Finance, Ltd.....................    Baa1        9.14% 08/15/04    6,845       7,142,894
  PHH Corp. M.T.N........................    Baa1       8.125% 02/03/03   20,500      20,448,750
  Qwest Capital Funding, Inc.............    Baa1       5.875% 08/03/04    1,500       1,475,400
  Qwest Capital Funding, Inc.............    Baa1        7.75% 08/15/06   12,000      12,261,840
  Verizon Global Funding Corp.(a)........     A1         6.75% 12/01/05    8,665       9,145,561
                                                                                  --------------
                                                                                     114,158,324
                                                                                  --------------
Food & Beverage -- 2.4%
  ConAgra Foods, Inc.....................    Baa1        6.00% 09/15/06    2,600       2,655,224
  Kellogg Co.(a).........................    Baa2        6.00% 04/01/06   20,250      20,808,900
  Tricon Global Restaurants, Inc.........    Ba1        8.875% 04/15/11    2,315       2,471,263
  Tyson Foods, Inc., Class A.............    Baa3        8.25% 10/01/11    6,700       7,095,454
                                                                                  --------------
                                                                                      33,030,841
                                                                                  --------------
Forest Products -- 2.7%
  Abitibi-Consolidated, Inc., (Canada)...    Baa3        8.50% 08/01/29    4,025       3,971,870
  Fort James Corp........................    Baa3        6.70% 11/15/03    4,500       4,533,480
  International Paper Co.................    Baa2        6.75% 09/01/11    4,000       4,027,960
  International Paper Co.................    Baa2        8.00% 07/08/03   16,000      16,863,408
  Nexfor, Inc............................    Baa2       8.125% 03/20/08    8,000       8,003,040
                                                                                  --------------
                                                                                      37,399,758
                                                                                  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

December 31, 2001


                                                    Moody's                     Principal
                                                    Rating    Interest Maturity  Amount       Value
                                                  (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                       ----------- -------- -------- --------- --------------
Hospital Management -- 1.5%
  Columbia / HCA Healthcare Corp.................    Ba1         6.91% 06/15/05  $ 2,435  $    2,504,977
  HCA, Inc.(a)...................................    Ba1        7.125% 06/01/06   16,500      16,561,875
  HCA, Inc.......................................    Ba1        7.875% 02/01/11    2,000       2,060,000
  Omnicare, Inc..................................    Ba2        8.125% 03/15/11      345         357,075
                                                                                          --------------
                                                                                              21,483,927
                                                                                          --------------
Hotel/Motel -- 0.2%
  Host Marriott, LP..............................    Ba3         9.25% 10/01/07    3,000       2,988,750
                                                                                          --------------
Industrials -- 0.5%
  Compania Sud Americana De Vapores, SA, (Chile).     NA        7.375% 12/08/03    2,000       2,076,104
  Rockwell International Corp....................     A3         5.20% 01/15/98    6,500       4,331,730
                                                                                          --------------
                                                                                               6,407,834
                                                                                          --------------
Insurance -- 0.4%
  Reliaster Financial Corp.......................    Aa3        6.625% 09/15/03    5,000       5,225,100
                                                                                          --------------
Investment Banks -- 2.2%
  Lehman Brothers Holdings, Inc..................     A2        6.625% 04/01/04   13,245      13,951,621
  Lehman Brothers Holdings, Inc..................     A2        6.625% 02/05/06    3,685       3,859,153
  Morgan Stanley Dean Witter & Co................    Aa3        5.625% 01/20/04    2,000       2,074,940
  Morgan Stanley Dean Witter & Co................    Aa3         7.75% 06/15/05    5,000       5,460,885
  PaineWebber Group, Inc.........................    Aa2         6.45% 12/01/03    5,000       5,263,600
  Salomon, Inc...................................    Aa1        6.125% 01/15/03      500         517,600
                                                                                          --------------
                                                                                              31,127,799
                                                                                          --------------
Leisure -- 1.0%
  Harrahs Operating Co., Inc.....................    Ba1        7.875% 12/15/05      290         300,875
  HMH Properties.................................    Ba3        7.875% 08/01/05    1,970       1,871,500
  ITT Corp.......................................    Ba1         6.75% 11/15/03    9,315       9,035,550
  Park Place Entertainment Corp..................    Baa3        7.50% 09/01/09      740         720,931
  Park Place Entertainment Corp..................    Ba1        7.875% 12/15/05    2,265       2,265,000
                                                                                          --------------
                                                                                              14,193,856
                                                                                          --------------
Machinery -- 0.8%
  Ingersoll-Rand Co..............................     A3         5.80% 06/01/04   10,225      10,528,989
                                                                                          --------------
Media -- 3.4%
  Clear Channel Communications, Inc..............    Baa3        6.00% 11/01/06    6,700       6,587,098
  News America Holding, Inc......................    Baa3       6.703% 05/21/04   22,000      22,679,140
  Turner Broadcasting System, Inc................    Baa1        7.40% 02/01/04   13,500      14,325,795
  Turner Broadcasting System, Inc................    Baa1       8.375% 07/01/13    1,500       1,693,860
  United News & Media PLC........................    Baa2        7.25% 07/01/04    2,000       2,027,360
  United News & Media PLC........................    Baa2        7.75% 07/01/09    1,000         949,200
                                                                                          --------------
                                                                                              48,262,453
                                                                                          --------------
Oil & Gas -- 3.0%
  Atlantic Richfield Co..........................    Aa1         5.55% 04/15/03    3,700       3,828,612
  Atlantic Richfield Co..........................    Aa1         5.90% 04/15/09    6,770       6,753,075
  B.J. Services Co...............................    Baa2        7.00% 02/01/06    5,000       5,268,400
  Coastal Corp...................................    Baa2        7.50% 08/15/06    6,000       6,190,740
  Coastal Corp.(a)...............................    Baa2       7.625% 09/01/08    4,700       4,826,101
  Conoco Funding Co..............................    Baa1        5.45% 10/15/06    4,490       4,502,033
  Eott Energy Partners, LP.......................     B1        11.00% 10/01/09    2,585       2,559,150
  Limestone Electron Trust.......................    Baa3       8.625% 03/15/03    6,000       5,940,000
  Tosco Corp.....................................     A3         7.25% 01/01/07    1,500       1,607,355
                                                                                          --------------
                                                                                              41,475,466
                                                                                          --------------
Oil & Gas Exploration & Production -- 1.4%
  Kerr-McGee Corp................................    Baa2       6.875% 09/15/11    4,000       4,035,816
  Parker & Parsley Petroleum Co..................    Ba1        8.875% 04/15/05    2,500       2,550,000
  Petroleos Mexicanos, (Mexico)..................    Baa2        6.50% 02/01/05    5,000       5,050,900

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

December 31, 2001


                                                    Moody's                     Principal
                                                    Rating    Interest Maturity  Amount       Value
                                                  (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                       ----------- -------- -------- --------- --------------
Oil & Gas Exploration & Production (cont'd.)
  Petroleos Mexicanos, (Mexico)..................    Baa2        9.50% 09/15/27  $ 5,900  $    6,472,300
  Seagull Energy Corp............................    Baa3       7.875% 08/01/03    1,830       1,839,150
                                                                                          --------------
                                                                                              19,948,166
                                                                                          --------------
Printing & Publishing -- 0.3%
  PRIMEDIA, Inc.(a)..............................     B1        8.875% 05/15/11      625         531,250
  World Color Press, Inc.........................    Baa2        7.75% 02/15/09    2,075       2,034,919
  World Color Press, Inc.........................    Baa2       8.375% 11/15/08    1,000       1,005,084
                                                                                          --------------
                                                                                               3,571,253
                                                                                          --------------
Real Estate Investment Trust -- 0.4%
  ERP Operating LP(d)............................     A3         6.63% 04/13/05    3,900       4,001,439
  ERP Operating LP...............................     A3         7.10% 06/23/04    1,500       1,573,755
                                                                                          --------------
                                                                                               5,575,194
                                                                                          --------------
Retail -- 1.5%
  Delhaize America, Inc..........................    Baa3        9.00% 04/15/31    3,645       4,276,569
  Federated Deptartment Stores, Inc..............    Baa1        8.50% 06/15/03   10,200      10,749,678
  Meyer Fred Inc.................................    Baa3        7.15% 03/01/03    5,370       5,566,220
  Winn-Dixie Stores, Inc.........................    Ba2        8.875% 04/01/08      580         553,900
                                                                                          --------------
                                                                                              21,146,367
                                                                                          --------------
Semiconductors -- 0.1%
  Amkor Technology, Inc.(a)......................     B1         9.25% 02/15/08      875         826,875
                                                                                          --------------
Steel & Metals
  AK Steel Corp.(a)..............................     B1        9.125% 12/15/06      400         409,000
                                                                                          --------------
Telecommunications -- 10.7%
  AT&T Canada, Inc., (Canada)(a).................    Baa3        7.65% 09/15/06    1,600       1,008,000
  AT&T Corp......................................     A3         8.00% 11/15/31   10,000      10,461,100
  Telecommunications, Inc........................    Baa2      10.125% 04/15/22    6,300       8,027,775
  Bell Telephone Co. Pennsylvania................    Aa2         8.35% 12/15/30    2,125       2,447,872
  British Telecommunications PLC.................    Baa1       8.375% 12/15/10      750         828,645
  British Telecommunications PLC(a)..............    Baa1       8.875% 12/15/30    3,000       3,442,620
  Electric Lightwave, Inc........................    Baa2        6.05% 05/15/04    3,300       3,216,586
  Frontier Corp.(f)..............................     Ca         7.25% 05/15/04      430          66,650
  Global Crossing Holdings, Ltd.(f)..............     Ca        9.125% 11/15/06    4,945         568,675
  Global Crossing Holdings, Ltd.(f)..............     Ca        9.625% 05/15/08      825          94,875
  Koninklijke (Royal) KPN NV.....................    Baa3        7.50% 10/01/05    9,025       9,219,308
  LCI International, Inc.........................    Baa1        7.25% 06/15/07    6,675       6,780,999
  Nortel Networks, Ltd., (Canada)................    Baa2       6.125% 02/15/06    1,150         940,940
  PCCW-HKTC Capital, Ltd.(a).....................    Baa1        7.75% 11/15/11    2,150       2,145,008
  Qwest Communications, Inc......................    Baa1        7.50% 11/01/08    3,150       3,185,104
  Rogers Wireless Communications, Inc., (Canada).     NR        9.625% 05/01/11    2,000       2,070,000
  Sprint Capital Corp............................    Baa1        5.70% 11/15/03   12,000      12,295,560
  Sprint Capital Corp............................    Baa1        6.90% 05/01/19    3,625       3,390,535
  Sprint Capital Corp.(a)........................    Baa1       7.625% 01/30/11    2,320       2,433,286
  Telecom De Puerto Rico.........................    Baa1        6.65% 05/15/06    6,800       6,880,376
  Telecom De Puerto Rico.........................    Baa1        6.80% 05/15/09    5,700       5,466,716
  Telefonica Europe BV, (Netherlands)(a).........     A2         8.25% 09/15/30   10,000      10,908,800
  Telefonos de Mexico SA de CV, (Mexico).........    Baa1        8.25% 01/26/06    3,500       3,666,250
  TELUS Corp., (Canada)(a).......................    Baa2        7.50% 06/01/07    5,000       5,204,450
  Verizon Wireless, Inc.(a)......................     A2        5.375% 12/15/06    5,900       5,867,491
  Worldcom, Inc..................................     A3        7.875% 05/15/03    1,850       1,934,107
  Worldcom, Inc..................................     A3         8.25% 05/15/31   16,980      17,904,221
  Worldcom, Inc. - WorldCom Group................     A3        7.375% 01/15/03   13,150      13,610,210
  Worldcom, Inc. - WorldCom Group................     A3         7.55% 04/01/04    5,200       5,453,812
                                                                                          --------------
                                                                                             149,519,971
                                                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

December 31, 2001


                                                     Moody's                     Principal
                                                     Rating    Interest Maturity  Amount       Value
                                                   (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                        ----------- -------- -------- --------- --------------
Transportation
  CP Railway, Ltd., (Canada)......................    Baa2        6.25% 10/15/11  $   600  $      581,370
                                                                                           --------------
Utilities -- 12.2%
  BRL Universal Equipment.........................    Ba3        8.875% 02/15/08      830         863,200
  Calenergy Co., Inc..............................    Baa3        6.96% 09/15/03    8,000       8,289,200
  Calenergy Co., Inc..............................    Baa3        7.23% 09/15/05    5,000       5,120,350
  Calpine Corp....................................    Ba1        10.50% 05/15/06    4,060       3,813,822
  Cinergy Corp....................................    Baa2        6.25% 09/01/04   11,000      11,151,800
  CMS Energy Corp.................................    Ba3         6.75% 01/15/04    4,500       4,422,924
  Cogentrix Energy, Inc...........................    Baa3        8.75% 10/15/08    5,645       5,579,891
  Commonwealth Edison Co..........................    Baa1       7.625% 01/15/07    7,525       8,122,410
  CP&L, Inc. M.T.N................................    Baa1        6.65% 04/01/08    8,750       8,955,625
  Dominion Fiber Ventures LLC.....................    Baa2        7.05% 03/15/05    2,650       2,643,264
  Duke Energy Field Services......................    Baa2        7.50% 08/16/05   12,000      12,445,200
  Edison Mission Energy...........................    Baa3        7.73% 06/15/09    2,200       2,045,934
  FirstEnergy Corp................................    Baa2        6.45% 11/15/11    4,250       4,160,962
  Hydro-Quebec....................................     A1         7.50% 04/01/16      500         551,390
  Illinois Power Co...............................    Aaa         5.38% 06/25/07   15,000      15,427,369
  Mirant Americas Generation......................    Ba1        9.125% 05/01/31   11,300       9,728,950
  Niagara Mohawk Power............................    Baa2       6.875% 04/01/03    4,000       4,156,680
  Niagara Mohawk Power............................    Baa2       7.375% 08/01/03    8,000       8,432,000
  Niagara Mohawk Power............................    Baa2        8.00% 06/01/04    5,000       5,385,850
  NRG Northeast Generating LLC....................    Baa3       8.065% 12/15/04      675         681,487
  Osprey Trust(a)(e)..............................     C          8.31% 01/15/03   11,000       1,870,000
  Pinnacle Partners, L.P..........................    Ba1         8.83% 08/15/04   20,035      19,634,300
  Progress Energy, Inc............................    Baa1        6.55% 03/01/04   12,750      13,295,572
  Southern California Edison Co.(e)...............    Caa2       6.375% 01/15/06    1,250       1,150,000
  Utilicorp United, Inc...........................    Baa3        7.00% 07/15/04    1,280       1,303,334
  WCG Note Trust..................................    Baa3        8.25% 03/15/04   12,450      12,014,250
                                                                                           --------------
                                                                                              171,245,764
                                                                                           --------------
Waste Management -- 0.5%
  Allied Waste North America......................    Ba3        7.625% 01/01/06    1,540       1,520,750
  Allied Waste North America......................    Ba3        7.875% 01/01/09    2,000       1,960,000
  Allied Waste North America......................    Ba3         8.50% 12/01/08      970         979,700
  Allied Waste North America......................    Ba3        8.875% 04/01/08      475         489,250
  Waste Management, Inc...........................    Ba1         7.00% 10/01/04    1,600       1,673,360
                                                                                           --------------
                                                                                                6,623,060
                                                                                           --------------
Foreign Government Bonds -- 4.5%
  Federal Republic of Germany, (Germany)..........    Aaa         4.50% 07/04/09   16,536      14,331,017
  Government of Jamaica, (Jamaica)................    Ba3       11.625% 01/15/22    1,500       1,455,000
  Republic of Croatia, (Croatia)..................    Baa3        6.25% 07/31/06    2,742       2,687,036
  Republic of Philippines, (Philippines)..........    Ba1        9.875% 01/15/19      542         511,513
  United Kingdom Treasury Bonds, (United Kingdom).    Aaa         7.50% 12/07/06   17,750      28,474,927
  United Mexican States, (Mexico).................    Baa3        8.50% 02/01/06   10,000      10,710,000
  United Mexican States, (Mexico)(a)..............    Baa3      10.375% 02/17/09    4,500       5,141,250
                                                                                           --------------
                                                                                               63,310,743
                                                                                           --------------
U.S. Government and Agency Obligations -- 10.6%
  United States Treasury Bond.....................               5.375% 02/15/31      424         417,839
  United States Treasury Bond(a)..................               8.125% 08/15/21   17,000      21,712,230
  United States Treasury Bond(a)..................                8.75% 08/15/20   29,485      39,555,897
  United States Treasury Note(a)..................                3.50% 11/15/06   14,710      14,176,763
  United States Treasury Note(a)..................                4.75% 11/15/08    8,985       8,945,646
  United States Treasury Note(a)..................                5.00% 02/15/11   11,950      11,905,187
  United States Treasury Note(a)..................                5.00% 08/15/11   26,117      26,035,254
  United States Treasury Note.....................                5.75% 11/15/05      500         528,045
  United States Treasury Strips...................                      11/15/18   68,625      24,947,246
                                                                                           --------------
                                                                                              148,224,107
                                                                                           --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

December 31, 2001


                                                     Moody's                     Principal
                                                     Rating    Interest Maturity  Amount       Value
                                                   (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                        ----------- -------- -------- --------- --------------
U.S. Government Mortgage Backed Securities -- 7.8%
  Federal National Mortgage Association...........                6.00%   TBA     $54,000  $   54,135,000
  Federal National Mortgage Association...........               6.50%    TBA      40,000      40,000,000
  Federal National Mortgage Association...........               6.50%  02/01/14      437         448,003
  Federal National Mortgage Association...........               6.50%  01/01/15    1,053       1,080,202
  Federal National Mortgage Association...........               6.50%  07/01/15      213         217,672
  Federal National Mortgage Association...........               6.50%  12/01/15      307         313,226
  Federal National Mortgage Association...........               6.50%  03/01/14      302         310,301
  Federal National Mortgage Association...........               6.50%  03/01/14      277         284,322
  Federal National Mortgage Association...........               6.50%  12/01/14      146         149,848
  Federal National Mortgage Association...........               6.50%  05/01/14      860         882,300
  Federal National Mortgage Association...........               6.50%  07/01/14      165         169,049
  Federal National Mortgage Association...........               6.50%  07/01/14      256         263,105
  Federal National Mortgage Association...........               6.50%  01/01/15      162         166,209
  Federal National Mortgage Association...........               6.50%  01/01/15      167         171,130
  Federal National Mortgage Association...........               6.50%  01/01/15      147         150,632
  Federal National Mortgage Association...........               6.50%  11/01/14    3,108       3,188,721
  Federal National Mortgage Association...........               6.50%  01/01/15       87          89,715
  Federal National Mortgage Association...........               6.50%  02/01/15      197         201,200
  Federal National Mortgage Association...........               6.50%  01/01/15      336         344,967
  Federal National Mortgage Association...........               6.50%  06/01/15      317         323,868
  Federal National Mortgage Association...........               6.50%    TBA       3,000       3,058,110
  Federal National Mortgage Association...........               9.00%  05/01/17       39          41,084
  Federal National Mortgage Association...........               9.00%  10/01/16      120         129,381
  Federal National Mortgage Association...........               9.00%  09/01/21        6           6,099
  Government National Mortgage Association........               7.50%  05/20/02       10          10,243
  Government National Mortgage Association........               7.50%  10/15/25      546         568,509
  Government National Mortgage Association........               7.50%  12/15/25    1,326       1,379,897
  Government National Mortgage Association........               7.50%  02/15/26      683         711,007
  Government National Mortgage Association........               7.50%  01/15/26    1,121       1,166,337
                                                                                           --------------
                                                                                              109,960,137
                                                                                           --------------
TOTAL LONG-TERM BONDS
  (cost $1,320,969,527).................................................................    1,326,820,965
                                                                                           --------------

                                                                                  Shares
PREFERRED STOCKS -- 0.4%                                                         ---------
  Centaur Funding Corp.(b)
   (cost $4,323,180)..........................................................     27,000       5,164,830
                                                                                           --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,325,292,707).................................................................    1,331,985,795
                                                                                           --------------

                                                                                 Principal
                                                                                  Amount
                                                                                   (000)
SHORT-TERM INVESTMENTS -- 24.2%                                                  ---------
Commercial Paper -- 1.7%
  American Electric Power(c)......................    Baa1        3.00% 01/22/02  $12,440      12,418,230
  Sears Roebuck Acceptance Corp.(c)...............     A3         2.55% 02/08/02    6,000       5,983,850
  Sears Roebuck Acceptance Corp.(c)...............     A3         2.75% 02/07/02    6,000       5,983,042
                                                                                           --------------
                                                                                               24,385,122
                                                                                           --------------
Other Corporate Obligations -- 3.4%
  Jones Intercable Inc............................    Baa2       9.625% 03/15/02    4,600       4,660,720
  Cox Enterprises, Inc............................    Baa1       6.625% 06/14/02    3,200       3,254,848
  Georgia-Pacific Corp............................    Baa3        9.95% 06/15/02    5,000       5,108,200
  Kansallis-Osake-Pankki, (Finland)...............     A1        10.00% 05/01/02    5,000       5,123,850
  Lehman Brothers Holdings, Inc...................     A2        6.375% 05/07/02      560         567,269
  Morgan Stanley Dean Witter & Co.................    Aa3        5.625% 04/12/02    5,450       5,495,616
  Norfolk Southern Corp...........................    Baa1        6.95% 05/01/02    1,650       1,671,549

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

December 31, 2001


                                                  Moody's                           Principal
                                                  Rating     Interest   Maturity     Amount         Value
                                                (Unaudited)    Rate       Date        (000)        (Note 2)
SHORT-TERM INVESTMENTS (Continued)              ----------- --------   --------    ------------ --------------
Other Corporate Obligations (cont'd.)
  Okobank, (Finland).........................       NA         3.86%   09/29/49    $      5,000 $    4,950,000
  Sun Microsystems, Inc......................      Baa1        7.00%   08/15/02           2,000      2,041,840
  Tyco International Group SA................      Baa1       6.875%   09/05/02          10,000     10,248,700
  Paramount Communications, Inc..............       A3         7.50%   01/15/02           5,000      5,007,550
                                                                                                --------------
                                                                                                    48,130,142
                                                                                                --------------
                                                                                     Shares
                                                                                   ------------
Mutual Funds -- 19.1%
  Prudential Core Investment Fund -- Taxable Money Market Fund Series, (Note 4)(c)  267,101,421    267,101,421
                                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $ 339,042,679).......................................................................      339,616,685
                                                                                                --------------
TOTAL INVESTMENTS -- 119.3%
  (cost $1,664,335,386; Note 7)..............................................................    1,671,602,480
                                                                                                --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (g).................................................        234,500
UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS (h)..............................        231,032
LIABILITIES IN EXCESS OF OTHER ASSETS -- (19.3)%...............................................   (271,407,915)
                                                                                                --------------
TOTAL NET ASSETS -- 100.0%..................................................................... $1,400,660,097
                                                                                                ==============

The following abbreviations are used in portfolio descriptions:

BV     Beloten Venoutschap (Dutch Corporation)
LLC    Limited Liability Company
L.P.   Limited Partnership
M.T.N. Medium Term Note
NR     Not rated by Moody's or Standard & Poor's
PLC    Public Limited Company (British Corporation)
SA     Sociedad Anonmia (Spanish Corporation) or Societe Anonyme (French Corporation)
NV     Naamloze Vennootschap (Dutch Corporation)

(a)Portion of securities on loan with an aggregate market value of $191,893,799; cash collateral of $195,290,991 was received with which the portfolio purchased securities.

(b)Non-income producing security.

(c)Represents all or a portion of security purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Represents issuer in default on interest payments, non-income producing security.

(f)Subsequent to December 31, 2001 the issuer declared bankruptcy.

(g)Open futures contracts as of December 31, 2001 are as follows:

Number of                                 Expiration  Value at       Value at
Contracts                 Type               Date    Trade Date  December 31, 2001 Depreciation
--------------- ------------------------- ---------- ----------- ----------------- ------------
Long Positions:
      59        U.S. Treasury Bonds         Mar 02   $ 6,128,625    $ 5,990,344     $(138,281)
      288       U.S. 10 Yr Treasury Notes   Mar 02    30,867,750     30,280,500      (587,250)
                                                                                    ---------
                                                                                    $(725,531)
                                                                                    =========

(h)Outstanding forward currency contracts as of December 31, 2001 are as follows:

        Foreign Currency           Value at       Current
        Contract                Settlement Date    Value    Appreciation
        ----------------------  --------------- ----------- ------------
        Sold:
          Euros
           expiring 1/15/02       $15,042,219   $14,911,526   $130,693
          Great British Pounds
           expiring 1/23/02        28,810,666    28,710,327    100,339
                                                              --------
                                                              $231,032
                                                              ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

                               EQUITY PORTFOLIO

December 31, 2001



          LONG-TERM INVESTMENTS -- 95.7%                   Value
                                              Shares      (Note 2)
          COMMON STOCKS -- 95.4%             --------- --------------
          Aerospace/Defense -- 2.5%
            Boeing Co.......................   235,174 $    9,120,048
            General Dynamics Corp...........    52,002      4,141,439
            Lockheed Martin Corp............    27,425      1,279,925
            Northrop Grumman Corp...........   494,522     49,852,763
            Raytheon Co.....................   740,700     24,050,529
            United Technologies Corp........   399,204     25,800,554
                                                       --------------
                                                          114,245,258
                                                       --------------
          Agricultural Products -- 0.2%
            Monsanto Co.....................   252,600      8,537,880
                                                       --------------
          Airlines
            AMR Corp.(a)....................    23,496        520,906
            Delta Air Lines, Inc............     7,208        210,906
            Southwest Airlines Co...........    84,291      1,557,698
                                                       --------------
                                                            2,289,510
                                                       --------------
          Apparel -- 0.1%
            Jones Apparel Group, Inc.(a)....    12,685        420,762
            NIKE, Inc. (Class "B" Stock)....    37,363      2,101,295
                                                       --------------
                                                            2,522,057
                                                       --------------
          Autos - Cars & Trucks -- 0.9%
            Delphi Automotive Systems Corp..   180,000      2,458,800
            Ford Motor Co...................   203,101      3,192,748
            General Motors Corp.............    66,164      3,215,570
            Harley-Davidson, Inc............   463,761     25,186,860
            PACCAR, Inc.....................   121,500      7,972,830
            TRW, Inc........................    31,929      1,182,650
            Visteon Corp....................    21,623        325,210
                                                       --------------
                                                           43,534,668
                                                       --------------
          Banks and Savings & Loans -- 2.8%
            Bank of America Corp............   447,883     28,194,235
            Bank One Corp................... 1,337,514     52,229,922
            Comerica, Inc...................    38,055      2,180,551
            Mellon Financial Corp...........    24,866        935,459
            National City Corp..............    34,596      1,011,587
            PNC Financial Services Group....   146,803      8,250,328
            SouthTrust Corp.................    19,821        488,984
            U.S. Bancorp....................   154,960      3,243,313
            Wachovia Corp...................    36,038      1,130,152
            Washington Mutual, Inc..........   216,009      7,063,494
            Wells Fargo & Co................   517,702     22,494,152
                                                       --------------
                                                          127,222,177
                                                       --------------
          Chemicals -- 0.6%
            Air Products & Chemicals, Inc...   222,422     10,433,816
            Dow Chemical Co.................   100,486      3,394,417
            E.I. du Pont de Nemours & Co....   106,310      4,519,238
            Ecolab, Inc.....................   174,415      7,020,204
            Praxair, Inc....................    23,176      1,280,474
            Rohm & Haas Co..................    44,110      1,527,529
            Sherwin-Williams Co.............    20,757        570,818
            Sigma-Aldrich Corp..............    12,613        497,078
                                                       --------------
                                                           29,243,574
                                                       --------------
          Commercial Services -- 0.5%
            Automatic Data Processing, Inc..    70,561      4,156,043
            Cintas Corp.....................     2,189        105,072
            Concord EFS, Inc.(a)............    64,939      2,128,700

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Commercial Services (cont'd.)
           Convergys Corp.(a).................    42,769 $    1,603,410
           First Data Corp....................    95,029      7,455,025
           Paychex, Inc.......................    43,029      1,499,561
           Pitney Bowes, Inc..................    30,416      1,143,946
           Sabre Holdings Corp.
            (Class "A" Stock)(a)..............    13,910        589,088
           Waste Management, Inc..............    66,381      2,118,218
                                                         --------------
                                                             20,799,063
                                                         --------------
         Computers -- 3.5%
           Compaq Computer Corp............... 1,158,822     11,310,103
           Dell Computer Corp.(a).............   907,241     24,658,810
           Hewlett-Packard Co.................   759,566     15,601,486
           International Business Machines
            Corp..............................   785,772     95,046,981
           Sun Microsystems, Inc.(a).......... 1,196,073     14,711,698
                                                         --------------
                                                            161,329,078
                                                         --------------
         Computer Software & Services -- 0.8%
           Cisco Systems, Inc.(a)............. 1,095,220     19,834,434
           Citrix Systems, Inc.(a)............    35,461        803,546
           Computer Associates International,
            Inc...............................    31,914      1,100,714
           Electronic Data Systems Corp.......    59,750      4,095,863
           EMC Corp...........................   200,583      2,695,836
           Network Appliance, Inc.(a).........    12,644        276,524
           NVIDIA Corp.(a)....................    14,919        998,081
           Unisys Corp.(a)....................   154,702      1,939,963
           VERITAS Software Corp.(a)..........   106,139      4,758,211
           Yahoo!, Inc.(a)....................    36,887        654,376
                                                         --------------
                                                             37,157,548
                                                         --------------
         Consumer Products -- 2.7%
           Avon Products, Inc.................    51,866      2,411,769
           Colgate-Palmolive Co...............    70,633      4,079,056
           Estee Lauder Cos., Inc.
            (Class "A" Stock).................    25,406        814,516
           Gillette Co........................    59,426      1,984,829
           Kimberly-Clark Corp................   357,100     21,354,580
           Philip Morris Cos., Inc............ 1,791,860     82,156,781
           Procter & Gamble Co................   134,816     10,667,990
                                                         --------------
                                                            123,469,521
                                                         --------------
         Diversified Industries
           Avery Dennison Corp................    14,127        798,599
                                                         --------------
         Diversified Manufacturing Operations -- 3.0%
           Honeywell International, Inc.......    57,492      1,944,379
           Minnesota Mining & Manufacturing
            Co................................   388,174     45,886,049
           Tyco International, Ltd............ 1,551,274     91,370,039
                                                         --------------
                                                            139,200,467
                                                         --------------
         Diversified Operations -- 0.8%
           Cendant Corp.(a)...................    83,102      1,629,630
           Williams Cos., Inc................. 1,352,948     34,527,233
                                                         --------------
                                                             36,156,863
                                                         --------------
         Drugs & Medical Supplies -- 0.8%
           Amgen, Inc.(a).....................   179,761     10,145,711
           Becton Dickinson & Co..............    25,889        858,220

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

December 31, 2001


                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Drugs & Medical Supplies (cont'd.)
         Biogen, Inc.(a).......................    14,454 $      828,937
         Cephalon, Inc.(a).....................    41,500      3,136,778
         Genzyme Corp.(a)......................    21,766      1,302,913
         Invitrogen Corp.(a)...................    42,100      2,607,253
         MedImmune, Inc.(a)....................   296,371     13,736,796
         Nycomed Amersham PLC..................   301,500      2,917,049
                                                          --------------
                                                              35,533,657
                                                          --------------
       Electronics -- 0.5%
         Agilent Technologies, Inc.(a).........   139,609      3,980,253
         Corning, Inc..........................    78,850        703,342
         Emerson Electric Co...................   175,787     10,037,438
         Flextronics International, Ltd.
          (Singapore)(a).......................    85,000      2,039,150
         JDS Uniphase Corp.(a).................   133,862      1,161,922
         Johnson Controls, Inc.................    10,667        861,360
         Molex, Inc. (Class "A" Stock).........    69,516      1,880,408
         Parker-Hannifin Corp..................    12,723        584,113
         PerkinElmer, Inc......................    18,213        637,819
         Sanmina Corp.(a)......................    73,516      1,462,969
         Solectron Corp.(a)....................    84,112        948,783
                                                          --------------
                                                              24,297,557
                                                          --------------
       Exchange Traded Fund -- 0.5%
         SPDR Trust Series 1...................   204,200     23,325,766
                                                          --------------
       Financial Services -- 7.9%
         American Express Co...................   404,253     14,427,790
         Bank of New York Co., Inc............. 1,283,339     52,360,231
         Capital One Financial Corp............    41,661      2,247,611
         Citigroup, Inc........................   793,500     40,055,880
         Federal Home Loan Mortgage Corp.......   412,201     26,957,946
         Federal National Mortgage Association.   194,246     15,442,557
         Fifth Third Bancorp...................   156,275      9,584,346
         FleetBoston Financial Corp............ 1,123,064     40,991,836
         Goldman Sachs Group, Inc..............   154,523     14,332,008
         H&R Block, Inc........................    27,497      1,229,116
         Household International, Inc..........   448,940     26,011,584
         J.P. Morgan Chase & Co................   432,878     15,735,115
         Lehman Brothers Holdings, Inc.........    49,660      3,317,288
         MBNA Corp.............................   764,121     26,897,059
         Merrill Lynch & Co., Inc..............   276,253     14,398,306
         Moody's Corp..........................    18,019        718,237
         Morgan Stanley Dean Witter & Co....... 1,083,320     60,600,921
                                                          --------------
                                                             365,307,831
                                                          --------------
       Food & Beverage -- 2.9%
         Anheuser-Busch Cos., Inc..............   112,892      5,103,847
         Brown-Forman Corp.
          (Class "B" Stock)....................     3,086        193,184
         Campbell Soup Co......................    37,767      1,128,100
         Coca-Cola Co..........................   328,648     15,495,753
         ConAgra Foods, Inc....................   266,900      6,344,213
         General Mills, Inc....................    73,588      3,827,312
         Heinz (H.J.) Co.......................    28,109      1,155,842
         Hershey Foods Corp....................    29,623      2,005,477
         Kraft Foods, Inc. (Class "A" Stock)...   149,750      5,095,993
         Kroger Co.(a).........................   251,272      5,244,047
         PepsiCo, Inc.......................... 1,434,489     69,845,269
         Sara Lee Corp.........................    89,805      1,996,365

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Food & Beverage (cont'd.)
        SYSCO Corp..............................   128,437 $    3,367,618
        The Pepsi Bottling Group, Inc...........    29,550        694,425
        Unilever NV, ADR (Netherlands)..........   248,670     14,325,879
                                                           --------------
                                                              135,823,324
                                                           --------------
      Healthcare Service -- 5.6%
        Amersham PLC, ADR
         (United Kingdom).......................    27,700      1,324,337
        Baxter International, Inc...............   186,089      9,979,953
        Cardinal Health, Inc....................   109,452      7,077,166
        CIGNA Corp..............................   593,500     54,987,775
        HCA-The Healthcare Co...................   658,849     25,392,041
        Health Net Inc.(a)...................... 1,649,400     35,923,932
        Laboratory Corp. of America
         Holdings(a)............................    10,622        858,789
        Medtronic, Inc..........................   198,434     10,161,805
        Sepracor Inc.(a)........................   972,000     55,462,320
        St. Jude Medical, Inc.(a)...............    40,500      3,144,825
        Tenet Healthcare Corp.(a)...............    64,867      3,808,990
        UnitedHealth Group, Inc.................    52,679      3,728,093
        Wellpoint Health Networks, Inc.(a)......   407,300     47,593,005
                                                           --------------
                                                              259,443,031
                                                           --------------
      Insurance -- 6.2%
        ACE, Ltd................................    16,217        651,113
        AFLAC, Inc..............................    19,184        471,159
        Allstate Corp...........................   103,139      3,475,784
        American International Group, Inc....... 1,510,967    119,970,780
        Berkshire Hathaway, Inc.
         (Class "A" Stock)(a)...................        75      5,670,000
        Chubb Corp..............................    18,884      1,302,996
        Hartford Financial Services Group, Inc..   868,028     54,538,199
        John Hancock Financial Services, Inc....    69,047      2,851,641
        Lincoln National Corp...................    36,038      1,750,366
        Loews Corp..............................   931,886     51,607,847
        Marsh & McLennan Companies, Inc.........    63,492      6,822,215
        MetLife, Inc............................   107,169      3,395,114
        MGIC Investment Corp....................    11,892        733,974
        St. Paul Cos., Inc......................    13,694        602,125
        XL Capital, Ltd. (Class "A" Stock)
         (Bermuda)..............................   353,200     32,268,352
                                                           --------------
                                                              286,111,665
                                                           --------------
      Leisure -- 0.6%
        Carnival Corp...........................    51,173      1,436,938
        Harrah's Entertainment, Inc.(a).........    30,487      1,128,324
        International Game Technology(a)........     4,325        295,397
        Marriott International, Inc.
         (Class "A" Stock)......................   409,498     16,646,094
        MGM Mirage, Inc.(a).....................   204,500      5,903,915
        Starwood Hotels & Resorts Worldwide,
         Inc....................................    15,979        476,973
                                                           --------------
                                                               25,887,641
                                                           --------------
      Machinery -- 1.1%
        Caterpillar, Inc........................    25,154      1,314,297
        Cummins, Inc............................   107,000      4,123,780
        Danaher Corp............................   216,678     13,067,850
        Deere & Co..............................     9,631        420,489

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

December 31, 2001


                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Machinery (cont'd.)
         Dover Corp............................    42,055 $    1,558,979
         Eaton Corp............................     8,000        595,280
         Navistar International Corp...........    61,700      2,437,150
         SPX Corp.(a)..........................   209,000     28,612,100
                                                          --------------
                                                              52,129,925
                                                          --------------
       Media -- 4.8%
         AOL Time Warner, Inc.(a)..............   828,343     26,589,810
         Charter Communications, Inc.
          (Class "A" Stock)(a).................    63,858      1,049,187
         Clear Channel Communications, Inc.(a).    68,615      3,493,190
         Comcast Corp.
          (Special Class "A" Stock)(a).........   212,040      7,633,440
         Gannett Co., Inc......................    15,712      1,056,318
         Interpublic Group of Cos., Inc........    30,848        911,250
         Knight-Ridder, Inc....................   148,700      9,655,091
         Liberty Media Corp.
          (Class "A" Stock)(a)................. 4,036,086     56,505,204
         McGraw Hill, Inc......................    20,542      1,252,651
         New York Times Co.
          (Class "A" Stock)....................   543,823     23,520,345
         News Corp., Ltd., ADR (Australia).....   999,700     26,452,062
         Omnicom Group, Inc....................    26,092      2,331,320
         TMP Worldwide, Inc.(a)................    11,460        491,634
         Tribune Co............................    54,056      2,023,316
         Univision Communications, Inc.
          (Class "A" Stock)(a).................    21,190        857,347
         Viacom, Inc. (Class "B" Stock)(a)..... 1,171,981     51,742,961
         Walt Disney Co........................   203,250      4,211,340
                                                          --------------
                                                             219,776,466
                                                          --------------
       Metal & Minerals -- 1.7%
         Freeport-McMoRan Copper & Gold,
          Inc.(a).............................. 3,853,300     49,707,570
         Phelps Dodge Corp.....................   819,700     26,558,280
                                                          --------------
                                                              76,265,850
                                                          --------------
       Mining -- 0.9%
         Barrick Gold Corp.....................    45,911        732,280
         Newmont Mining Corp................... 2,016,908     38,543,112
         Placer Dome, Inc. (Canada)............    29,113        317,623
                                                          --------------
                                                              39,593,015
                                                          --------------
       Oil & Gas -- 7.5%
         Amerada Hess Corp.....................   399,400     24,962,500
         Anadarko Petroleum Corp...............   500,100     28,430,685
         BP PLC, ADR (United Kingdom)..........    22,205      1,032,755
         Burlington Resources, Inc.............    54,488      2,045,479
         ChevronTexaco Corp....................   130,924     11,732,100
         Conoco, Inc........................... 1,566,161     44,322,356
         Devon Energy Corp.....................    83,633      3,232,415
         El Paso Corp.......................... 1,309,230     58,404,750
         Exxon Mobil Corp.(b).................. 1,546,007     60,758,075
         Halliburton Co........................   689,500      9,032,450
         Kerr-McGee Corp.......................   445,900     24,435,320
         Nabors Industries, Inc.(a)............    61,336      2,105,665
         Phillips Petroleum Co.................   762,364     45,940,055

                                                                  Value
     COMMON STOCKS                                    Shares     (Note 2)
     (Continued)                                     --------- ------------
     Oil & Gas (cont'd.)
       Royal Dutch Petroleum Co.,
        ADR (Netherlands)...........................   263,277 $ 12,905,839
       TotalFinaElf SA, ADR (France)................   263,000   18,473,120
                                                               ------------
                                                                347,813,564
                                                               ------------
     Oil & Gas Services -- 1.2%
       GlobalSantaFe Corp...........................    78,561    2,240,560
       Kinder Morgan, Inc...........................    39,569    2,203,597
       Schlumberger, Ltd............................    87,138    4,788,233
       Transocean Sedco Forex, Inc.................. 1,281,600   43,343,712
       Weatherford International, Inc.(a)...........    39,357    1,466,442
                                                               ------------
                                                                 54,042,544
                                                               ------------
     Paper & Forest Products -- 0.9%
       Ball Corp....................................     8,144      575,781
       Bowater, Inc.................................    17,587      838,900
       International Paper Co.......................    57,659    2,326,541
       Sealed Air Corp.(a)..........................    20,542      838,524
       Temple-Inland, Inc...........................   535,700   30,390,261
       UPM-Kymmene Oyj, ADR (Finland)...............   153,900    5,140,260
       Weyerhaeuser Co..............................    41,299    2,233,450
       Willamette Industries, Inc...................    11,388      593,542
                                                               ------------
                                                                 42,937,259
                                                               ------------
     Pharmaceuticals -- 9.3%
       Abbott Laboratories.......................... 1,262,289   70,372,612
       Allergan, Inc................................    15,784    1,184,589
       American Home Products Corp.................. 1,032,918   63,379,848
       Bristol-Myers Squibb Co......................   885,571   45,164,121
       Eli Lilly & Co...............................   270,811   21,269,496
       Genentech, Inc.(a)...........................    29,900    1,622,075
       Immunex Corp.(a).............................   101,400    2,809,794
       IMS Health, Inc..............................    60,319    1,176,824
       Johnson & Johnson............................   804,673   47,556,174
       Merck & Co., Inc.............................   312,755   18,389,994
       Novartis AG, ADR (Switzerland)...............   681,000   24,856,500
       Pfizer, Inc.(b).............................. 1,603,412   63,895,968
       Pharmacia Corp............................... 1,214,884   51,814,803
       Teva Pharmaceutical Industries, Ltd.,
        ADR (Israel)................................   264,400   16,294,972
                                                               ------------
                                                                429,787,770
                                                               ------------
     Real Estate Investment Trust -- 0.1%
       CarrAmerica Realty Corp......................   165,800    4,990,580
       Equity Office Properties Trust...............    27,820      836,826
                                                               ------------
                                                                  5,827,406
                                                               ------------
     Restaurants -- 1.0%
       Darden Restaurants, Inc...................... 1,196,000   42,338,400
       McDonald's Corp..............................   164,186    4,346,003
                                                               ------------
                                                                 46,684,403
                                                               ------------
     Retail -- 5.3%
       Bed Bath & Beyond, Inc.(a)...................    36,325    1,231,418
       Best Buy Co., Inc.(a)........................    13,478    1,003,841
       Circuit City Stores-Circuit City Group, Inc..   313,800    8,143,110
       Costco Wholesale Corp.(a)....................   852,807   37,847,575
       CVS Corp.....................................    63,498    1,879,541

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

December 31, 2001


                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Retail (cont'd.)
          Family Dollar Stores, Inc............    18,379 $      551,002
          Federated Department Stores, Inc.(a).   915,737     37,453,643
          Home Depot, Inc...................... 1,473,136     75,144,667
          Kohl's Corp.(a)......................    11,100        781,884
          Lowe's Cos., Inc.....................   101,769      4,723,099
          May Department Stores Co.............    13,983        517,091
          Safeway, Inc.(a).....................   740,787     30,927,857
          Staples, Inc.(a).....................   213,400      3,990,580
          Starbucks Corp.(a)...................    70,633      1,345,559
          Target Corp..........................   189,844      7,793,096
          The Gap, Inc.........................    61,624        859,039
          Tiffany & Co.........................    29,046        914,078
          Wal-Mart Stores, Inc.(b).............   495,441     28,512,630
          Walgreen Co..........................    70,561      2,375,083
                                                          --------------
                                                             245,994,793
                                                          --------------
        Semiconductors -- 3.7%
          Analog Devices, Inc.(a)..............    73,584      3,266,394
          Applied Materials, Inc.(a)...........   313,111     12,555,751
          Broadcom Corp.(a)....................    19,532        798,273
          Intel Corp........................... 1,705,639     53,642,347
          Linear Technology Corp...............    54,311      2,120,301
          Micron Technology, Inc.(a)........... 1,367,253     42,384,843
          National Semiconductor Corp.(a)......    90,000      2,771,100
          Novellus Systems, Inc.(a)............    27,856      1,098,919
          Teradyne, Inc.(a)....................    96,100      2,896,454
          Texas Instruments, Inc............... 1,692,752     47,397,056
          Xilinx, Inc.(a)......................    35,028      1,367,843
                                                          --------------
                                                             170,299,281
                                                          --------------
        Software -- 4.9%
          Adobe Systems, Inc...................     9,179        285,008
          BEA Systems, Inc.(a).................   562,800      8,667,120
          BMC Software, Inc.(a)................   722,153     11,821,644
          Intuit, Inc.(a)......................    58,853      2,517,731
          Microsoft Corp.(a)................... 2,592,583    171,758,624
          Oracle Corp.(a)...................... 2,189,504     30,237,050
          PeopleSoft, Inc.(a)..................    25,159      1,011,392
          Siebel Systems, Inc.(a)..............    30,968        866,485
                                                          --------------
                                                             227,165,054
                                                          --------------
        Steel & Metals -- 1.5%
          Alcan, Inc. (Canada).................    39,641      1,424,301
          Alcoa, Inc........................... 1,962,167     69,755,037
          Nucor Corp...........................     7,208        381,736
                                                          --------------
                                                              71,561,074
                                                          --------------
        Telecommunications -- 6.0%
          ADC Telecommunications, Inc.(a)......    43,244        198,922
          ALLTEL Corp..........................    25,129      1,551,213
          AT&T Corp............................ 3,517,498     63,807,414
          AT&T Wireless Services, Inc.(a)...... 1,044,482     15,009,206
          BellSouth Corp.......................   150,106      5,726,544
          CIENA Corp.(a).......................    35,100        502,281
          Comverse Technology, Inc.(a).........   259,900      5,813,963
          Lucent Technologies, Inc.............   251,036      1,579,016

                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                            --------- --------------
        Telecommunications (cont'd.)
          Motorola, Inc.......................   306,910 $    4,609,788
          Nextel Communications, Inc.
           (Class "A" Stock)(a)...............   467,402      5,122,726
          Nokia Oyj, ADR (Finland)............ 1,852,400     45,439,372
          Nortel Networks Corp. (Canada)......   312,083      2,340,623
          QUALCOMM, Inc.(a)...................    72,003      3,636,152
          Qwest Communications International,
           Inc................................   183,199      2,588,602
          SBC Communications, Inc.............   598,890     23,458,521
          Sprint Corp. (FON Group)............    60,462      1,214,077
          Sprint Corp. (PCS Group)(a)......... 1,246,370     30,423,892
          Verizon Communications, Inc......... 1,001,929     47,551,550
          Vodafone Group PLC, ADR
           (United Kingdom)...................   570,909     14,660,943
          WorldCom, Inc. -- WorldCom Group....   248,023      3,492,164
                                                         --------------
                                                            278,726,969
                                                         --------------
        Transportation -- 0.5%
          Burlington Northern Santa Fe Corp...    61,407      1,751,942
          Canadian National Railway Co.
           (Canada)...........................   306,000     14,773,680
          CSX Corp............................    11,532        404,196
          FedEx Corp.(a)......................    31,352      1,626,542
          Norfolk Southern Corp...............    24,078        441,350
          Union Pacific Corp..................    29,911      1,704,927
          United Parcel Service, Inc.
           (Class "B" Stock)..................     1,467         79,951
                                                         --------------
                                                             20,782,588
                                                         --------------
        Utilities -- 1.6%
          AES Corp.(a)........................    65,515      1,071,170
          Calpine Corp.(a)....................    89,805      1,507,826
          Dominion Resources, Inc.............    49,660      2,984,566
          Duke Energy Corp....................   125,698      4,934,903
          Dynegy, Inc. (Class "A" Stock)......    82,120      2,094,060
          Entergy Corp........................    44,687      1,747,709
          Exelon Corp.........................   116,047      5,556,330
          FirstEnergy Corp.................... 1,012,200     35,406,756
          Mirant Corp.(a).....................    36,188        579,732
          NiSource, Inc.......................    28,829        664,797
          Southern Co.........................   495,651     12,564,753
          TXU Corp............................    54,056      2,548,740
                                                         --------------
                                                             71,661,342
                                                         --------------
        TOTAL COMMON STOCKS
         (cost $4,493,920,690)................            4,403,286,038
                                                         --------------
        PREFERRED STOCKS -- 0.2%
          Electronic Data Systems Corp.
           (cost $ 6,600,000).................   132,000      7,425,000
        CONVERTIBLE BONDS -- 0.1%
          Teradyne, Inc., 3.75%, 10/15/06
           (cost $5,153,970).................. 4,575,000      6,284,906
        TOTAL LONG-TERM INVESTMENTS
          (cost $4,505,674,660).......................    4,416,995,944
                                                         --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

December 31, 2001


                                              Principal
                                               Amount         Value
       SHORT-TERM                               (000)        (Note 2)
       INVESTMENTS -- 4.3%                   ------------ --------------
       Repurchase Agreement -- 1.2%
         Joint Repurchase Agreement
          Account (Note 5),
          1.64%, 01/02/02................... $     54,191 $   54,191,000
                                                          --------------
                                               Shares
                                             ------------
       Mutual Funds -- 3.1%
         Prudential Core Investment Fund --
           Taxable Money Market Series
           (Note 4).........................  145,406,474    145,406,474
                                                          --------------
       TOTAL SHORT-TERM INVESTMENTS
         (cost $199,597,474)...........................      199,597,474
                                                          --------------
       TOTAL INVESTMENTS -- 100.0%
         (cost $4,705,272,134; Note 7).................    4,616,593,418
       VARIATION MARGIN ON OPEN FUTURES
        CONTRACTS(c).....................................       (216,906)
       ASSETS IN EXCESS OF OTHER
        LIABILITIES......................................        542,835
                                                          --------------
       NET ASSETS -- 100.0%.............................. $4,616,919,347
                                                          ==============

The following abbreviations are used in portfolio descriptions:

             ADR American Depository Receipt
             NV  Naamloze Vennootschap (Dutch Corporation)
             PLC Public Limited Company (British Corporation)
             SA Sociedad Anonmia (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)Security segregated as collateral for futures contracts.

(c)Open futures contracts as of December 31, 2001 are as follows:

 Number of               Expiration  Value at       Value at
 Contracts     Type         Date    Trade Date  December 31, 2001 Appreciation
 --------- ------------- ---------- ----------- ----------------- ------------
 Long Positions:
 81        S&P 500 Index   Mar 02   $22,939,400    $23,271,300      $331,900
                                                                    ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

                          FLEXIBLE MANAGED PORTFOLIO

December 31, 2001



       LONG-TERM INVESTMENTS -- 78.6%                          Value
                                                   Shares     (Note 2)
       COMMON STOCKS -- 53.8%                      ------- --------------
       Advertising -- 0.1%
         Omnicom Group, Inc.(b)...................  39,500 $    3,529,325
                                                           --------------
       Aerospace/Defense -- 1.0%
         B.F. Goodrich Co......................... 102,100      2,717,902
         Boeing Co................................ 363,200     14,084,896
         General Dynamics Corp.................... 110,000      8,760,400
         Lockheed Martin Corp..................... 101,700      4,746,339
         Raytheon Co.............................. 107,600      3,493,772
         United Technologies Corp.(b).............  82,400      5,325,512
                                                           --------------
                                                               39,128,821
                                                           --------------
       Airlines -- 0.2%
         AMR Corp.(a)............................. 129,400      2,868,798
         Southwest Airlines Co.................... 154,800      2,860,704
                                                           --------------
                                                                5,729,502
                                                           --------------
       Autos - Cars & Trucks -- 0.4%
         Borg-Warner Automotive, Inc..............  77,800      4,065,050
         General Motors Corp...................... 160,834      7,816,532
         Genuine Parts Co.........................   7,500        275,250
         Johnson Controls, Inc....................  10,000        807,500
         Lear Corp.(a)............................  24,100        919,174
         TRW, Inc.(b).............................  14,800        548,192
         Visteon Corp............................. 165,820      2,493,933
                                                           --------------
                                                               16,925,631
                                                           --------------
       Banks and Savings & Loans -- 3.1%
         Astoria Financial Corp................... 136,400      3,609,144
         Bank One Corp............................ 163,600      6,388,580
         BankAmerica Corp......................... 463,641     29,186,201
         Comerica, Inc............................  39,100      2,240,430
         Golden State Bancorp, Inc................  58,100      1,519,315
         Golden West Financial Corp............... 134,100      7,891,785
         GreenPoint Financial Corp................  51,200      1,830,400
         Huntington Bancshares, Inc...............  32,331        555,770
         KeyCorp..................................  97,300      2,368,282
         National City Corp....................... 216,900      6,342,156
         New York Community Bancorp, Inc..........  39,500        903,365
         North Fork Bancorporation, Inc...........  62,400      1,996,176
         PNC Bank Corp............................  29,900      1,680,380
         Roslyn Bancorp, Inc......................  36,900        645,750
         SouthTrust Corp..........................  84,300      2,079,681
         Suntrust Banks, Inc...................... 149,300      9,361,110
         U.S. Bancorp............................. 473,832      9,917,304
         Union Planters Corp......................  18,000        812,340
         Wachovia Corp............................ 570,200     17,881,472
         Webster Financial Corp...................  20,800        655,824
         Wells Fargo & Co......................... 300,100     13,039,345
                                                           --------------
                                                              120,904,810
                                                           --------------
       Chemicals -- 0.4%
         Air Products & Chemicals, Inc............ 143,200      6,717,512
         Airgas, Inc.(a)..........................  37,300        563,976
         Dow Chemical Co.......................... 141,531      4,780,917
         Engelhard Corp...........................  15,600        431,808
         International Flavors & Fragrances, Inc..  27,800        825,938
         Praxair, Inc.............................  37,300      2,060,825
         Sigma-Aldrich Corp.......................   3,000        118,230
         Valspar Corp.............................   5,000        198,000
                                                           --------------
                                                               15,697,206
                                                           --------------

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Commercial Services -- 0.4%
        Acxiom Corp.(a).........................    61,300 $    1,070,911
        Apollo Group, Inc. (Class "A" Stock)(a).   113,900      5,126,639
        Deluxe Corp.............................    44,500      1,850,310
        H&R Block, Inc..........................   161,700      7,227,990
                                                           --------------
                                                               15,275,850
                                                           --------------
      Computers -- 2.1%
        Apple Computer, Inc.(a).................   590,800     12,938,520
        Compaq Computer Corp....................   887,500      8,662,000
        Dell Computer Corp.(a)..................   397,100     10,793,178
        Hewlett-Packard Co......................   401,900      8,255,026
        International Business Machines Corp....   297,700     36,009,792
        Lexmark International, Inc.
         (Class "A" Stock)(a)(b)................    83,700      4,938,300
        Sun Microsystems, Inc.(a)...............    39,000        479,700
                                                           --------------
                                                               82,076,516
                                                           --------------
      Computer Services -- 5.7%
        Adobe Systems, Inc......................    15,600        484,380
        Automatic Data Processing, Inc..........   131,600      7,751,240
        Cadence Design Systems, Inc.(a).........    15,600        341,952
        Cisco Systems, Inc.(a).................. 1,988,400     36,009,924
        Computer Associates International,
         Inc....................................   369,900     12,757,851
        Diebold, Inc............................    30,200      1,221,288
        DST Systems, Inc.(a)....................    33,900      1,689,915
        Electronic Arts, Inc.(a)(b).............   180,100     10,796,995
        Electronic Data Systems Corp.(b)........   179,800     12,325,290
        First Data Corp.........................   111,300      8,731,485
        Fiserv, Inc.(a).........................    13,050        552,276
        Intuit, Inc.(a).........................   294,600     12,597,096
        Macromedia, Inc.(a).....................    39,400        701,320
        Microsoft Corp.(a)...................... 1,037,200     68,735,244
        NCR Corp.(a)............................    59,200      2,182,112
        Networks Associates, Inc.(a)(b).........   200,200      5,175,170
        NVIDIA Corp.(a).........................   271,400     18,156,660
        Oracle Corp.(a).........................   248,100      3,426,261
        PeopleSoft, Inc.(a).....................   413,200     16,610,640
        Storage Technology Corp.(a).............    27,800        574,626
        The BISYS Group, Inc.(a)(b).............    35,400      2,265,246
                                                           --------------
                                                              223,086,971
                                                           --------------
      Construction
        Centex Corp.(b).........................    15,800        902,022
        Standard Pacific Corp...................    34,200        831,744
                                                           --------------
                                                                1,733,766
                                                           --------------
      Cosmetics & Soaps -- 0.8%
        Avon Products, Inc......................    51,300      2,385,450
        Colgate-Palmolive Co....................   160,100      9,245,775
        Procter & Gamble Co.....................   228,200     18,057,466
        The Dial Corp...........................    18,600        318,990
                                                           --------------
                                                               30,007,681
                                                           --------------
      Distribution/Wholesale -- 0.1%
        Tech Data Corp.(a)(b)...................    58,300      2,523,224
                                                           --------------
      Diversified Operations -- 2.5%
        Acuity Brands, Inc......................    17,500        211,750
        Cendant Corp.(a)(b).....................   335,400      6,577,194

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

December 31, 2001

                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Diversified Operations (cont'd.)
         Corning, Inc.(b)......................   499,900 $    4,459,108
         Fortune Brands, Inc...................    18,300        724,497
         General Electric Co.(b)............... 1,953,600     78,300,288
         ITT Industries, Inc...................    17,100        863,550
         Textron, Inc..........................   113,800      4,718,148
         Viad Corp.............................    12,200        288,896
         Vivendi Universal SA, ADR(b)..........    35,180      1,892,332
                                                          --------------
                                                              98,035,763
                                                          --------------
       Drugs & Medical Supplies -- 6.5%
         Abbott Laboratories...................   128,000      7,136,000
         Allergan, Inc.........................    68,900      5,170,945
         Amgen, Inc.(a)........................   206,400     11,649,216
         Apogent Technologies, Inc.(a).........     7,100        183,180
         Applera Corp.-Applied Biosystem
          Group................................    82,200      3,227,994
         Baxter International, Inc.............   181,400      9,728,482
         Beckman Coulter, Inc.(a)..............    23,000      1,018,900
         Becton, Dickinson & Co................     6,200        205,530
         Biomet, Inc...........................    23,175        716,107
         Cardinal Health, Inc..................   202,500     13,093,650
         DENTSPLY International, Inc...........     9,500        476,900
         Guidant Corp.(a)......................   302,200     15,049,560
         Henry Schein, Inc.(a).................    30,400      1,125,712
         Johnson & Johnson.....................   526,698     31,127,852
         Lilly (Eli) & Co......................   234,000     18,378,360
         McKesson Corp.........................    56,500      2,113,100
         Medtronic, Inc........................   204,500     10,472,445
         Merck & Co., Inc......................   466,500     27,430,200
         Pfizer, Inc........................... 1,512,825     60,286,076
         Pharmacia Corp........................     9,700        413,705
         Quest Diagnostics, Inc.(a)(b).........    61,600      4,417,336
         Schering-Plough Corp..................   489,500     17,528,995
         Sepracor, Inc.(a)(b)..................    45,100      2,573,406
         St. Jude Medical, Inc.(a).............    36,100      2,803,165
         STERIS Corp.(a).......................    30,300        553,581
         Stryker Corp..........................    90,000      5,253,300
         Zimmer Holdings, Inc.(a)..............    41,440      1,265,578
                                                          --------------
                                                             253,399,275
                                                          --------------
       Electronics -- 0.4%
         Emerson Electric Co.(b)...............   105,800      6,041,180
         PPL Corp..............................    36,400      1,268,540
         RF Micro Devices, Inc.(a).............     5,200         99,996
         Rockwell International Corp...........    66,200      1,182,332
         Synopsys, Inc.(a).....................    82,100      4,849,647
         Texas Instruments, Inc................    32,000        896,000
                                                          --------------
                                                              14,337,695
                                                          --------------
       Financial Services -- 3.7%
         Citigroup, Inc........................   818,162     41,300,818
         Countrywide Credit Industries, Inc....    49,800      2,040,306
         Federal Home Loan Mortgage Corp.......   202,800     13,263,120
         Federal National Mortgage Association.   262,800     20,892,600
         FleetBoston Financial Corp............   150,951      5,509,712
         Household International, Inc.(b)......    91,792      5,318,428
         Indymac Bancorp, Inc.(a)..............    36,600        855,708
         Investment Technology Group,
          Inc.(a)..............................     8,400        328,188

                                                              Value
        COMMON STOCKS                             Shares     (Note 2)
        (Continued)                               ------- --------------
        Financial Services (cont'd.)
          John Hancock Financial Services, Inc...  53,100 $    2,193,030
          JPMorgan Chase & Co.................... 235,310      8,553,518
          Lehman Brothers Holdings, Inc.(b)...... 102,200      6,826,960
          Merrill Lynch & Co., Inc............... 134,300      6,999,716
          Morgan Stanley Dean Witter............. 189,190     10,583,289
          Stilwell Financial, Inc................ 103,200      2,809,104
          Synovus Financial Corp.................  35,300        884,265
          Washington Mutual, Inc.(b)............. 522,900     17,098,830
                                                          --------------
                                                             145,457,592
                                                          --------------
        Food & Beverage -- 2.1%
          Anheuser-Busch Companies, Inc.(b)...... 294,900     13,332,429
          Archer-Daniels-Midland Co..............  76,579      1,098,909
          Brown-Forman Corp. (Class "B" Stock)...   8,500        532,100
          Coca-Cola Co........................... 271,100     12,782,365
          ConAgra, Inc...........................  76,200      1,811,274
          Coors (Adolph) Co. (Class "B" Stock)...   5,000        267,000
          Dole Food Co., Inc.....................  12,300        330,009
          General Mills, Inc..................... 104,900      5,455,849
          Heinz (H.J.) Co........................  62,300      2,561,776
          Interstate Bakeries Corp...............  10,800        261,144
          Kellogg Co.............................   4,500        135,450
          Pepsi Bottling Group, Inc.............. 210,800      4,953,800
          PepsiAmericas, Inc.....................  26,300        362,940
          PepsiCo, Inc........................... 429,720     20,923,067
          Sara Lee Corp.......................... 202,600      4,503,798
          Sysco Corp............................. 134,800      3,534,456
          Tyson Foods, Inc. (Class "A" Stock)(b). 113,643      1,312,577
          Unilever NV............................  89,442      5,152,753
          Wrigley (William) Jr. Co...............  13,700        703,769
                                                          --------------
                                                              80,015,465
                                                          --------------
        Forest Products -- 0.5%
          Boise Cascade Corp.....................  57,900      1,969,179
          Bowater, Inc.(b).......................  22,500      1,073,250
          Georgia-Pacific Corp.(b)............... 165,300      4,563,933
          International Paper Co................. 197,681      7,976,428
          Weyerhaeuser Co........................  15,200        822,016
          Willamette Industries, Inc.............  60,600      3,158,472
                                                          --------------
                                                              19,563,278
                                                          --------------
        Gas Pipelines -- 0.6%
          Cinergy Corp...........................  20,700        692,001
          Dynegy, Inc. (Class "A" Stock)......... 185,600      4,732,800
          El Paso Energy Corp....................  36,700      1,637,187
          Kinder Morgan, Inc.....................  69,700      3,881,593
          Peoples Energy Corp....................   2,300         87,239
          Sempra Energy..........................  86,473      2,122,912
          Williams Companies, Inc................ 374,600      9,559,792
                                                          --------------
                                                              22,713,524
                                                          --------------
        Hospital Management -- 0.9%
          HCA, Inc............................... 124,000      4,778,960
          Hillenbrand Industries, Inc............  14,100        779,307
          Manor Care, Inc.(a)....................  13,300        315,343
          Oxford Health Plans, Inc.(a)...........  48,200      1,452,748
          Tenet Healthcare Corp.(a).............. 138,000      8,103,360

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

December 31, 2001


                                                                  Value
    COMMON STOCKS                                     Shares     (Note 2)
    (Continued)                                       ------- --------------
    Hospital Management (cont'd.)
      UnitedHealth Group, Inc........................ 245,800 $   17,395,266
      Wellpoint Health Networks, Inc.(a).............  11,200      1,308,720
                                                              --------------
                                                                  34,133,704
                                                              --------------
    Household & Personal Care Products -- 0.4%
      Clorox Co......................................  42,500      1,680,875
      Kimberly-Clark Corp............................ 206,500     12,348,700
                                                              --------------
                                                                  14,029,575
                                                              --------------
    Housing Related
      Masco Corp.....................................  52,300      1,281,350
                                                              --------------
    Insurance -- 2.2%
      Allstate Corp.................................. 320,000     10,784,000
      American International Group, Inc.............. 509,835     40,480,899
      Aon Corp.(b)...................................  18,700        664,224
      Chubb Corp.....................................  10,500        724,500
      CIGNA Corp.....................................   3,100        287,215
      Fidelity National Financial, Inc.(b)...........  58,100      1,440,880
      Hartford Financial Services Group, Inc.........  61,100      3,838,913
      Jefferson-Pilot Corp...........................  73,650      3,407,785
      Marsh & McLennan Companies, Inc................  36,300      3,900,435
      MBIA, Inc......................................  18,150        973,385
      MetLife, Inc.(b)............................... 172,500      5,464,800
      MGIC Investment Corp...........................  13,300        820,876
      Old Republic International Corp................  33,000        924,330
      Progressive Corp...............................  13,300      1,985,690
      Radian Group, Inc.(b)..........................  51,200      2,199,040
      SAFECO Corp....................................  79,900      2,488,885
      Torchmark Corp.................................  74,800      2,941,884
      UnumProvident Corp.............................  27,270        722,928
                                                              --------------
                                                                  84,050,669
                                                              --------------
    Leisure --  0.3%
      Carnival Corp..................................  76,100      2,136,888
      Harrah's Entertainment, Inc.(a)................     400         14,804
      Hasbro, Inc.(b)................................  23,500        381,405
      Loews Corp..................................... 121,200      6,712,056
      Mandalay Resort Group(a)(b)....................  58,800      1,258,320
      Marriott International, Inc. (Class "A" Stock).  30,100      1,223,565
                                                              --------------
                                                                  11,727,038
                                                              --------------
    Machinery -- 0.6%
      Caterpillar, Inc...............................  87,200      4,556,200
      Cooper Industries, Inc.........................  73,600      2,570,112
      Eaton Corp.....................................   9,300        692,013
      Harley-Davidson, Inc.(b)....................... 205,000     11,133,550
      Parker Hannifin Corp.(b).......................  54,900      2,520,459
      Timken Co......................................  10,300        166,654
                                                              --------------
                                                                  21,638,988
                                                              --------------
    Manufacturing -- 0.6%
      Honeywell, Inc................................. 129,300      4,372,926
      Illinois Tool Works, Inc.......................  11,500        778,780
      Precision Castparts Corp.......................  17,100        483,075
      Tyco International, Ltd........................ 313,150     18,444,535
                                                              --------------
                                                                  24,079,316
                                                              --------------
    Media -- 1.4%
      AOL Time Warner, Inc.(a)(b).................... 738,450     23,704,245
      Clear Channel Communications, Inc.(a)..........  41,700      2,122,947
      Comcast Corp. (Special Class "A" Stock)(a)..... 117,400      4,226,400

                                                            Value
         COMMON STOCKS                         Shares      (Note 2)
         (Continued)                          --------- --------------
         Media (cont'd.)
           Dow Jones & Co., Inc.(b)..........    18,200 $      996,086
           Gannett Co., Inc..................    20,500      1,378,215
           Knight-Ridder, Inc................    40,600      2,636,158
           New York Times Co.
            (Class "A" Stock)(a).............       500         21,625
           Tribune Co.(b)....................    41,500      1,553,345
           Viacom, Inc. (Class "B" Stock)(a).    90,838      4,010,498
           Walt Disney Co....................   721,000     14,939,120
                                                        --------------
                                                            55,588,639
                                                        --------------
         Metal - Steel
           Allegheny Teldyne, Inc............       150          2,512
           Worthington Industries, Inc.......     9,700        137,740
                                                        --------------
                                                               140,252
                                                        --------------
         Metals - Non Ferrous -- 0.1%
           Alcan Aluminum, Ltd...............    40,900      1,469,537
           Alcoa, Inc........................   116,588      4,144,703
                                                        --------------
                                                             5,614,240
                                                        --------------
         Mineral Resources
           Newmont Mining Corp.(b)...........    90,300      1,725,633
                                                        --------------
         Miscellaneous Consumer Growth
           American Greetings Corp.
            (Class "A" Stock)................    44,800        617,344
           Energizer Holdings, Inc.(a).......    17,200        327,660
                                                        --------------
                                                               945,004
                                                        --------------
         Office Equipment & Supplies
           Xerox Corp.(b)....................    80,900        842,978
                                                        --------------
         Oil & Gas -- 3.7%
           Apache Corp.......................    13,860        691,337
           ChevronTexaco Corp................   304,428     27,279,793
           Conoco, Inc. (Class "B" Stock)....    55,824      1,579,819
           Exxon Mobil Corp.................. 1,345,616     52,882,709
           McDermott International, Inc.(a)..   457,000      5,607,390
           Nabors Industries, Inc.(a)........    83,500      2,866,555
           NICOR, Inc........................     5,000        208,200
           Noble Drilling Corp.(a)...........    55,900      1,902,836
           Occidental Petroleum Corp.........    46,200      1,225,686
           Phillips Petroleum Co.............   222,100     13,383,746
           Royal Dutch Petroleum Co..........   534,900     26,220,798
           Sunoco, Inc.......................    11,100        414,474
           USX-Marathon Corp.................   223,900      6,717,000
           Valero Energy Corp.(b)............    55,400      2,111,848
                                                        --------------
                                                           143,092,191
                                                        --------------
         Pharmaceuticals -- 1.2%
           American Home Products Corp.......    84,100      5,160,376
           AmerisourceBergen Corp............    48,800      3,101,240
           Bristol-Myers Squibb Co...........   401,700     20,486,700
           Immunex Corp.(a)(b)...............   516,300     14,306,673
           Mylan Laboratories, Inc...........    46,400      1,740,000
                                                        --------------
                                                            44,794,989
                                                        --------------
         Photography
           Eastman Kodak Co..................     7,100        208,953
                                                        --------------
         Precious Metals
           Barrick Gold Corp. ADR (Canada)...    46,000        733,700
                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

December 31, 2001

                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Printing & Publishing -- 0.1%
          Reader's Digest Association, Inc.
           (Class "A" Stock)...................    37,900 $      874,732
          Scholastic Corp.(a)..................    23,000      1,157,590
                                                          --------------
                                                               2,032,322
                                                          --------------
        Railroads -- 0.1%
          Burlington Northern Sante Fe Corp....   110,400      3,149,712
          CSX Corp.............................    25,900        907,795
          Norfolk Southern Corp................    48,900        896,337
          Union Pacific Corp...................     6,700        381,900
                                                          --------------
                                                               5,335,744
                                                          --------------
        Restaurants -- 0.1%
          Bob Evans Farms, Inc.................     9,100        223,587
          CBRL Group, Inc......................    33,900        998,016
          Darden Restaurants, Inc..............    42,200      1,493,880
          Tricon Global Restaurants, Inc.(a)...    20,100        988,920
          Wendy's International, Inc. (b)......    15,700        457,969
                                                          --------------
                                                               4,162,372
                                                          --------------
        Retail -- 4.4%
          Albertson's, Inc.....................   148,961      4,690,782
          AutoZone, Inc.(a)(b).................    17,600      1,263,680
          Best Buy Co., Inc.(a)................    31,100      2,316,328
          CDW Computer Centers, Inc.(a)........    10,100        542,471
          Charming Shoppes, Inc.(a)............   144,200        765,702
          Costco Wholesale Corp.(a)............    53,000      2,352,140
          CVS Corp.............................   127,100      3,762,160
          Dillard's, Inc.......................    50,900        814,400
          Federated Department Stores, Inc.(a).   111,900      4,576,710
          Home Depot, Inc......................   717,350     36,592,023
          Kmart Corp.(a)(b)(h).................   271,800      1,484,028
          Kohl's Corp.(a)(b)...................   250,500     17,645,220
          Longs Drug Stores, Inc...............     9,900        231,462
          Lowe's Cos., Inc.....................   470,900     21,854,469
          May Department Stores Co.............    12,050        445,609
          Nike, Inc.(b)........................   130,400      7,333,696
          Payless ShoeSource, Inc.(a)..........     8,600        482,890
          Safeway, Inc.(a).....................   145,700      6,082,975
          Sears, Roebuck & Co..................   213,800     10,185,432
          Supervalu, Inc.......................    49,200      1,088,304
          The Limited, Inc.....................    58,680        863,770
          Toys 'R' Us, Inc.(a)(b)..............   128,700      2,669,238
          Wal-Mart Stores, Inc.................   742,300     42,719,365
          Winn-Dixie Stores, Inc...............    88,700      1,263,975
                                                          --------------
                                                             172,026,829
                                                          --------------
        Rubber -- 0.1%
          Goodyear Tire & Rubber Co............    80,000      1,904,800
                                                          --------------
        Schools
          Education Management Corp.(a)........    34,800      1,261,500
                                                          --------------
        Semiconductors -- 1.5%
          Applied Micro Circuits Corp.(a)(b)...   214,700      2,430,404
          Intel Corp........................... 1,155,000     36,324,750
          KLA-Tencor Corp.(a)..................   257,600     12,766,656
          National Semiconductor Corp.(a)......   123,300      3,796,407
          Semtech Corp.(a)(b)..................   132,400      4,725,356
                                                          --------------
                                                              60,043,573
                                                          --------------

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Telecommunications -- 3.4%
        Alltel Corp.............................    15,400 $      950,642
        AT&T Corp...............................   897,890     16,287,725
        AT&T Wireless Services, Inc.(a)......... 1,140,641     16,391,011
        BellSouth Corp..........................   413,100     15,759,765
        Lucent Technologies, Inc.(b)............   703,600      4,425,644
        Motorola, Inc...........................   299,400      4,496,988
        QUALCOMM, Inc.(a).......................    31,000      1,565,500
        SBC Communications, Inc.................   694,950     27,221,192
        Scientific-Atlanta, Inc.................   282,300      6,758,262
        Sprint Corp.............................   239,100      4,801,128
        Sprint Corp. (PCS Group)(a)(b)..........   355,100      8,667,991
        Verizon Communications..................   434,488     20,620,800
        WorldCom, Inc...........................   341,200      4,804,096
        Worldcom, Inc.-MCI Group(b).............   108,564      1,378,763
                                                           --------------
                                                              134,129,507
                                                           --------------
      Textiles
        National Service Industries, Inc........    17,500         35,350
        Russell Corp............................     1,400         21,014
                                                           --------------
                                                                   56,364
                                                           --------------
      Tobacco -- 0.6%
        Philip Morris Companies, Inc............   350,500     16,070,425
        R.J. Reynolds Tobacco Holdings, Inc.(b).   112,633      6,341,238
                                                           --------------
                                                               22,411,663
                                                           --------------
      Trucking & Shipping -- 0.1%
        Federal Express Corp.(a)................    44,000      2,282,720
        Overseas Shipholding Group, Inc.........     6,300        141,750
                                                           --------------
                                                                2,424,470
                                                           --------------
      Utilities - Electric -- 1.4%
        Allegheny Energy, Inc...................    74,100      2,683,902
        American Electric Power Co., Inc.(b)....    65,880      2,867,757
        Calpine Corp.(a)(b).....................   453,700      7,617,623
        Constellation Energy Group..............    18,800        499,140
        Dominion Resources, Inc.................    83,318      5,007,412
        DTE Energy Co...........................    10,600        444,564
        Duke Energy Corp........................   282,000     11,071,320
        Energy East Corp........................    14,200        269,658
        Entergy Corp............................    45,010      1,760,341
        Exelon Corp.............................   119,175      5,706,099
        FirstEnergy Corp........................    90,389      3,161,807
        Mirant Corp.(a).........................   354,818      5,684,184
        NiSource, Inc...........................    66,700      1,538,102
        Progress Energy, Inc....................    30,005      1,351,125
        Reliant Energy, Inc.....................   158,800      4,211,376
        TXU Corp.(b)............................     7,500        353,625
        UtiliCorp United, Inc...................    53,800      1,354,146
        Western Resources, Inc..................     9,000        154,800
        Wisconsin Energy Corp...................    12,200        275,232
                                                           --------------
                                                               56,012,213
                                                           --------------
      TOTAL COMMON STOCKS
        (cost $2,137,570,263).............................  2,096,570,471
                                                           --------------
      WARRANTS(a)
        Mexico Debenture
         (cost $0).............................. 2,153,000          2,153
                                                           --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

December 31, 2001


                                                              Value
                                                  Shares     (Note 2)
                                                 --------- -------------
        CONTINGENT VALUE OBLIGATION
          Progress Energy, Inc.(a)
           (cost $4,459)......................      9,100  $           0
                                                  -------  -------------
                                       Moody's   Principal
                                       Rating     Amount
        LONG-TERM                    (Unaudited)   (000)
        BONDS -- 24.8%               ----------- ---------
        Aerospace -- 0.1%
          Lockheed Martin Corp.,
           7.70%, 06/15/08..........    Baa2      $ 2,800      3,069,276
          Northrop Grumman Corp.,
           7.875%, 03/01/26.........    Baa3        1,300      1,414,296
                                                           -------------
                                                               4,483,572
                                                           -------------
        Airlines -- 0.5%
          Delta Air Lines, Inc.,
           7.90%, 12/15/09(b).......    Ba2         5,000      4,438,180
          United Airlines, Inc.,
           10.67%, 05/01/04.........    Baa3       19,500     14,625,000
                                                           -------------
                                                              19,063,180
                                                           -------------
        Automobiles & Trucks -- 0.1%
          Navistar International Corp.,
           7.00%, 02/01/03..........    Baa3        3,250      3,237,812
                                                           -------------
        Banks and Savings & Loans -- 0.2%
          National Australia Bank,
           6.40%, 12/10/07..........     A1         8,700      8,846,334
                                                           -------------
        Cable & Pay Television Systems -- 0.3%
          Continental Cablevision, Inc.,
           8.30%, 05/15/06..........    Baa2        4,000      4,391,720
          CSC Holdings, Inc.,
           7.875%, 12/15/07.........    Caa1        3,025      3,131,752
          Rogers Cablesystems, Inc.,
           (Canada),
           10.00%, 03/15/05.........    Caa1        2,000      2,170,000
          TCI Communications, Inc.,
           8.75%, 08/01/15..........    Baa2        3,300      3,787,575
                                                           -------------
                                                              13,481,047
                                                           -------------
        Collateralized Mortgage Obligations -- 2.0%
          First Union National Bank
           Commercial Mortgage
           Trust,
           7.202%, 09/15/10.........     NA        10,000     10,642,517
          GMAC Commercial Mortgage
           Security, Inc.,
           7.455%, 06/16/10.........     NA        11,150     12,031,644
          J.P. Morgan Commercial
           Mortgage Finance Corp.,
           7.371%, 08/15/32.........    Aaa        13,750     14,731,991
          KeyCorp,
           7.727%, 02/15/10.........    Aaa        11,380     12,438,600
          Merrill Lynch Mortgage
           Investors, Inc.,
           8.41%, 06/25/22..........    Aa3           359        361,773
          Morgan Stanley Dean Witter
           Capital Trust I,
           7.20%, 10/15/33..........    Aaa         7,550      8,035,096

                                      Moody's   Principal
                                      Rating     Amount       Value
        LONG-TERM                   (Unaudited)   (000)      (Note 2)
        BONDS (Continued)           ----------- --------- --------------
        Collateralized Mortgage Obligations (cont'd.)
          Morgan Stanley Dean Witter
           Capital, Inc.,
           6.32%, 09/15/09.........     NA       $ 8,262  $    8,522,493
          PNC Mortgage Acceptance Corp.,
           7.33%, 10/10/09.........     NA        10,500      11,215,958
                                                          --------------
                                                              77,980,072
                                                          --------------
        Computer Services -- 0.1%
          Thomson Corp.,
           6.20%, 01/05/12.........     A3         2,400       2,308,133
                                                          --------------
        Consulting -- 0.1%
          Comdisco, Inc.,
           6.375%, 11/30/49(b)(f)..    Caa1        2,700       2,052,000
                                                          --------------
        Containers -- 0.1%
          Pactiv Corp.
           7.95%, 12/15/25.........    Baa3        5,050       5,094,521
                                                          --------------
        Diversified Operations -- 0.1%
          Tyco International Group SA,
           6.125%, 01/15/09........    Baa1        2,000       1,970,600
           7.00%, 06/15/28.........    Baa1        3,000       2,902,392
                                                          --------------
                                                               4,872,992
                                                          --------------
        Drugs & Medical Supplies -- 0.4%
          American Home Products
           Corp.,
           6.70%, 03/15/11.........     A3         5,000       5,165,450
          Bristol-Myers Squibb Co.,
           5.75%, 10/01/11.........    Aaa         4,100       4,044,199
          Columbia/HCA Healthcare
           Corp.,
           6.91%, 06/15/05.........    Ba2         1,990       2,047,189
          Pharmacia Corp.,
           6.50%, 12/01/18.........     A1         1,550       1,561,765
           6.75%, 12/15/27.........     A1         3,715       3,645,752
                                                          --------------
                                                              16,464,355
                                                          --------------
        Financial Services -- 1.5%
          Capital One Bank Corp.,
           6.76%, 07/23/02.........    Baa2        7,500       7,589,175
          ERAC USA Finance Co.,
           6.95%, 03/01/04.........    Baa1        7,500       7,605,600
          FleetBoston Financial Corp.,
           4.875%, 12/01/06........     A1         3,125       3,054,637
          Ford Motor Credit Corp.,
           7.50%, 03/15/05.........     A2         4,300       4,399,029
           7.60%, 08/01/05.........     A2         4,100       4,217,506
          General Motors Acceptance
           Corp.,
           6.125%, 01/22/08........     A2         5,345       5,185,398
           6.875%, 09/15/11........     A2         1,100       1,077,515
           8.00%, 11/01/31.........     A2         5,250       5,311,373
          Goldman Sachs Group, Inc.,
           6.65%, 05/15/09.........     A1         3,000       3,039,510
          JPMorgan,
           6.50%, 01/15/09.........     A1         1,100       1,111,627
          KBC Bank Funding Trust III,
           9.86%, 11/02/09(e)......     A2         5,000       5,613,750

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

December 31, 2001


                                     Moody's   Principal
                                     Rating     Amount       Value
         LONG-TERM                 (Unaudited)   (000)      (Note 2)
         BONDS (Continued)         ----------- --------- --------------
         Financial Services (cont'd.)
           Osprey Trust,
            8.31%, 01/15/03(f)....     C        $15,000  $    2,550,000
           PHH Corp.
            8.125%, 02/03/03......    Baa1        2,860       2,852,850
           Verizon Global Funding Corp.,
            7.75%, 12/01/30.......     A1         3,250       3,604,705
                                                         --------------
                                                             57,212,675
                                                         --------------
         Food & Beverage -- 0.4%
           Archer-Daniels-Midland Co.,
            7.00%, 02/01/31.......     A1         5,120       5,298,176
           Coca Cola Bottling Co.,
            6.375%, 05/01/09......    Baa2        3,500       3,260,355
           ConAgra Foods, Inc.,
            6.75%, 09/15/11(d)....    Baa1        2,000       2,055,420
           Heinz (H.J.) Finance Co.,
            6.625%, 07/15/11......     A2         1,700       1,744,086
           Kellogg Co.,
            6.60%, 04/01/11.......    Baa2        2,100       2,155,041
            7.45%, 04/01/31.......    Baa2        2,800       3,019,940
                                                         --------------
                                                             17,533,018
                                                         --------------
         Industrial -- 0.1%
           Cendant Corp.,
            7.75%, 12/01/03.......    Baa1        2,000       2,032,740
           Compania Sud Americana De
            Vapores SA, (Chile),
            7.375%, 12/08/03......     NR         3,650       3,788,890
                                                         --------------
                                                              5,821,630
                                                         --------------
         Leisure & Tourism -- 0.3%
           ITT Corp.,
            6.75%, 11/15/03.......    Ba1        14,000      13,580,000
                                                         --------------
         Media -- 0.2%
           AOL Time Warner, Inc.,
            7.625%, 04/15/31......    Baa1        3,000       3,174,870
           United News & Media PLC,
            7.25%, 07/01/04.......    Baa2        3,180       3,223,502
                                                         --------------
                                                              6,398,372
                                                         --------------
         Oil & Gas -- 0.5%
           Amerada Hess Corp.,
            7.375%, 10/01/09......    Baa1          900         942,120
           B.J. Services Co.,
            7.00%, 02/01/06.......    Baa2        4,000       4,214,720
           Coastal Corp.,
            7.50%, 08/15/06.......    Baa2        6,000       6,190,740
           Conoco Funding Co.,
            7.25%, 10/15/31.......    Baa1        2,600       2,739,568
           Eott Energy Partners,
            11.00%, 10/01/09......     B1         1,260       1,247,400
           Occidental Petroleum
            Corp.,
            6.75%, 01/15/12.......    Baa2        3,100       3,112,617
                                                         --------------
                                                             18,447,165
                                                         --------------
         Oil & Gas Exploration & Production -- 0.5%
           Kerr-Mcgee Corp.,
            7.875%, 09/15/31(b)...    Baa2        4,300       4,503,605

                                       Moody's   Principal
                                       Rating     Amount       Value
      LONG-TERM                      (Unaudited)   (000)      (Note 2)
      BONDS (Continued)              ----------- --------- --------------
      Oil & Gas Exploration & Production (cont'd.)
        Parker & Parsley
         Petroleum Co.,
         8.875%, 04/15/05...........    Ba1       $ 3,100  $    3,162,000
        Petroleos Mexicanos,
         9.50%, 09/15/27............    Baa3        9,850      10,805,450
                                                           --------------
                                                               18,471,055
                                                           --------------
      Oil & Gas Services -- 0.1%
        Seagull Energy Corp.,
         7.875%, 08/01/03...........    Ba1         3,750       3,768,750
      Printing -- 0.2%
        World Color Press, Inc.,
         8.375%, 11/15/08...........    Baa3        1,500       1,507,626
         7.75%, 02/15/09............    Baa3        4,960       4,864,193
                                                           --------------
                                                                6,371,819
                                                           --------------
      Real Estate Investment Trust -- 0.8%
        Duke Realty L.P.,
         7.30%, 06/30/03............    Baa1        4,350       4,555,007
        EOP Operating L.P.,
         6.375%, 01/15/02...........    Baa1        5,000       5,004,950
         6.50%, 06/15/04............    Baa1        6,000       6,227,880
        ERP Operating L.P.,
         7.10%, 06/23/04............     A3         2,375       2,491,779
         6.63%, 04/13/15............     A3         5,000       5,130,050
        Felcor Suites L.P.,
         7.375%, 10/01/04...........    Ba3         1,900       1,881,000
        Simon Debartolo Group,
         Inc.,
         6.75%, 06/15/05............    Baa1        5,000       5,040,400
                                                           --------------
                                                               30,331,066
                                                           --------------
      Retail -- 0.2%
        Kroger Co.,
         7.25%, 06/01/09............    Baa3        6,000       6,361,920
                                                           --------------
      Telecommunications -- 2.9%
        360 Communication Co.,
         7.125%, 03/01/03...........     A2        14,501      14,989,974
        AT&T Corp.,
         8.00%, 11/15/31............     A3         5,900       6,172,049
        AT&T Wireless Services,
         Inc.,
         8.75%, 03/01/31............    Baa2        3,600       4,093,884
        Cingular Wireless,
         6.50%, 12/15/11............     A3           900         907,110
         7.125%, 12/15/31...........     A3           900         907,749
        Electric Lightwave, Inc.,
         6.05%, 05/15/04(d).........    Baa2        5,300       5,166,032
        France Telecom SA,
         8.50%, 03/01/31............    Baa1        3,000       3,418,320
        Frontier Corp.,
         7.25%, 05/15/04(g).........     Ca           565          87,575
        Koninklijke (Royal) KPN NV,
         8.00%, 10/01/10............    Baa3          710         716,908
        LCI International, Inc.,
         7.25%, 06/15/07............    Baa1       18,030      18,316,316
        Sprint Capital Corp.,
         6.875%, 11/15/28...........    Baa1        3,800       3,475,822

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

December 31, 2001


                                     Moody's   Principal
                                     Rating     Amount       Value
        LONG-TERM                  (Unaudited)   (000)      (Note 2)
        BONDS (Continued)          ----------- --------- --------------
        Telecommunications (cont'd.)
          Tele-Communications, Inc.,
           6.34%, 02/01/12........     A3      $  8,500  $    8,521,165
          Telecom De Puerto Rico,
           6.15%, 05/15/02........    Baa1       10,500      10,622,388
           6.65%, 05/15/06........    Baa1       10,700      10,826,474
           6.80%, 05/15/09........    Baa1        4,000       3,836,292
          Verizon Wireless, Inc.,
           5.375%, 12/15/06.......     A2         4,000       3,977,960
          WorldCom, Inc.,
           7.875%, 05/15/03.......     A3         4,000       4,181,852
           8.25%, 05/15/10........     A3         1,600       1,711,120
           8.25%, 05/15/31........     A3         3,300       3,479,619
          WorldCom, Inc. --
           WorldCom Group,
           6.40%, 08/15/05........     A3         5,900       6,011,628
                                                         --------------
                                                            111,420,237
                                                         --------------
        Transportation -- 0.2%
          CP Railway, Ltd.
           (Canada),
           6.25%, 10/15/11........    Baa2        2,600       2,519,270
           7.125%, 10/15/31.......    Baa2        1,900       1,888,980
          Union Pacific Corp.,
           5.75%, 10/15/07........    Baa3        3,500       3,490,021
                                                         --------------
                                                              7,898,271
                                                         --------------
        U.S. Government Agency Obligations -- 11.0%
          Federal Home Loan
           Mortgage Corp.,
           6.50%, 05/01/14 -
            09/01/14..............                4,139       4,229,630
          Federal National
           Mortgage Assn.,
           5.375%, 11/15/11.......               47,970      46,512,480
           5.50%, 01/01/14 -
            04/01/16..............               21,380      21,135,248
           6.00%, 04/01/13 -
            01/01/32 TBA..........               68,564      68,326,044
           6.50%, 04/01/13 -
             01/01/32 TBA.........              116,432     116,903,739
           7.00%, 08/01/11 -
             01/01/32 TBA(b)......               22,282      22,794,737
           7.50%, 06/01/12 -
             01/01/32 TBA(b)......               70,329      72,721,979
          Government National
           Mortgage Assn.,
           6.50%, 10/15/23 -
             10/15/29.............               34,963      35,254,262
           8.00%, 01/15/24 -
             04/15/25.............                3,029       3,211,612
          United States Treasury Bonds,
           6.25%, 05/15/30........                3,709       4,013,843
           7.50%, 11/15/16........                1,245       1,472,212
           8.875%, 02/15/19(b)....                7,800      10,464,168
          United States Treasury Notes,
           3.625%, 08/31/03(b)....               12,000      12,166,920
           4.75%, 11/15/08........                   10           9,956

                                      Moody's   Principal
                                      Rating     Amount       Value
        LONG-TERM                   (Unaudited)   (000)      (Note 2)
        BONDS (Continued)           ----------- --------- --------------
        U.S. Government Agency Obligations (cont'd.)
          United States Treasury
           Strip,
           11/15/18(b).............              $29,865  $   10,856,823
                                                          --------------
                                                             430,073,653
                                                          --------------
        Utilities -- 1.8%
          Arizona Public Service
           Co.,
           7.625%, 08/01/05........    Baa1        5,000       5,350,550
          Calenergy Co., Inc.,
           6.96%, 09/15/03.........    Baa3       15,000      15,542,250
          Calpine Corp.,
           10.50%, 05/15/06........    Ba1         8,330       7,824,911
          CMS Energy Corp.,
           8.375%, 07/01/03........    Ba3         5,000       4,900,000
          Cogentrix, Inc.,
           8.10%, 03/15/04.........    Baa3        4,620       4,816,211
          Entergy Louisiana, Inc.,
           8.50%, 06/01/03.........    Baa2        5,000       5,295,100
          FirstEnergy Corp.,
           7.375%, 11/15/31........    Baa2        2,900       2,831,386
          Hydro-Quebec,
           8.00%, 02/01/13.........     A1         1,500       1,724,415
           7.50%, 04/01/16.........     A1           800         882,224
          Mirant Americas
           Generation, Inc.,
           9.125%, 05/01/31........    Baa3        1,300       1,119,260
          Pinnacle One Partners
           L.P.,
           8.83%, 08/15/04.........    Ba1        10,000       9,800,000
          PPL Electric Utilities,
           6.25%, 08/15/09.........     A3         1,500       1,490,130
          Progress Energy, Inc.,
           6.75%, 03/01/06.........    Baa1        2,500       2,598,250
           5.85%, 10/30/08.........    Baa1        1,700       1,660,220
          Utilicorp United, Inc.,
           7.00%, 07/15/04.........    Baa3        5,000       5,091,150
                                                          --------------
                                                              70,926,057
                                                          --------------
        Foreign Government Bonds -- 0.1%
          Quebec Province
           (Canada),
           5.75%, 02/15/09.........     A1         1,000       1,002,760
          Saskatchewan Province
           (Canada), 9.125%,
           02/15/21................     A1         2,300       2,988,137
          United Mexican States
           (Mexico),
           3.0625%, 05/07/02(e)....    Baa3        1,400       1,386,000
                                                          --------------
                                                               5,376,897
                                                          --------------
        TOTAL LONG-TERM BONDS
         (cost $977,721,586).............................    967,876,603
                                                          --------------
        TOTAL LONG-TERM INVESTMENTS
          (cost $3,115,296,308)........................    3,064,449,227
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

December 31, 2001


                                 Moody's     Principal
                                 Rating       Amount          Value
                               (Unaudited)     (000)         (Note 2)
                               ----------- -------------- --------------
      SHORT-TERM INVESTMENTS -- 35.1%
      Commercial Paper -- 2.2%
        General Motors Acceptance
         Corp.,
         2.55%, 02/22/02(c)...     P-1     $       35,000 $   34,863,646
        Phillips Petroleum Co.,
         2.55%, 02/25/02(c)...     P-1             17,000     16,967,487
        Sears Roebuck Acceptance
         Corp.,
         2.75%, 02/07/02(c)...     P-1              6,000      5,983,042
        Sprint Capital Corp.,
         2.69%, 02/08/02(c)...     P-1             30,000     29,914,659
                                                          --------------
                                                              87,728,834
                                                          --------------
      Other Corporate Obligations -- 0.8%
        American Electric
         Power, 3.00%,
         01/22/02(c)..........     P-1             30,330     30,276,922
                                                          --------------
      U.S. Government Agency Obligations -- 0.8%
        United States Treasury Bills,
         1.655%, 03/14/02(d)..                      4,000      3,986,760
         1.67%, 03/14/02(d)...                     28,050     27,956,313
                                                          --------------
                                                              31,943,073
                                                          --------------
      Repurchase Agreement -- 1.6%
        Joint Repurchase Agreement
         Account, (Note 5),
         1.64%, 01/02/02................           61,458     61,458,000
                                                          --------------
                                              Shares
                                           --------------
      Mutual Fund -- 29.7%
        Prudential Core Investment
         Fund -- Taxable Money
         Market Series (Note 4)(c)......    1,155,684,587  1,155,684,587
                                                          --------------
      TOTAL SHORT-TERM INVESTMENTS
       (cost $ 1,367,091,416)............................  1,367,091,416
                                                          --------------
      TOTAL INVESTMENTS -- 113.7%
        (cost $4,482,387,724; Note 7)....................  4,431,540,643
                                                          --------------
      VARIATION MARGIN ON OPEN FUTURES
       CONTRACTS, NET(h) -- (0.1%).......................     (3,686,519)
      LIABILITIES IN EXCESS OF OTHER
       ASSETS -- (13.6)%.................................   (531,249,615)
                                                          --------------
      TOTAL NET ASSETS -- 100.0%......................... $3,896,604,509
                                                          ==============

The following abbreviations are used in portfolio descriptions:

            ADR  American Depository Receipt
            L.P. Limited Partnership
            PLC  Public Limited Company (British Corporation)
            NV   Naamloze Vennootschap (Dutch Corporation)
            SA   Sociedad Anonmia (Spanish Corporation) or Societe
                 Anonyme (French Corporation)
            TBA. Securities purchased on a forward commitment basis.

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $299,324,564; cash collateral of $308,774,442 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Indicated a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2001.

(f)Represents issuers in default on interest payments, non-income producing security.

(g)Subsequent to December 31, 2001, the issuer declared bankruptcy and is default of interest payments.

(h)Open futures contracts as of December 31, 2001 are as follows:

 Number of            Expiration   Value at       Value at      Appreciation/
 Contracts    Type       Date     Trade Date  December 31, 2001 (Depreciation)
 --------- ---------- ---------- ------------ ----------------- --------------
 Long Positions:
   808     S&P MidCap
           400 Index    Mar 02   $199,217,200   $205,676,400     $ 6,459,200
   1,099   S&P 500
           Index        Mar 02    309,189,913    315,742,700       6,552,787
   1,971   U.S. 5 Yr
           Treasury
           Notes        Mar 02    209,149,017    208,587,234        (561,783)
   235     U.S.
           Treasury
           Bonds        Mar 02     24,410,625     23,859,844        (550,781)
                                                                 -----------
                                                                  11,899,423
 Short Positions:
   367     U.S. 10 Yr
           Treasury
           Notes        Mar 02     38,589,477     38,586,609           2,868
                                                                 -----------
                                                                 $11,902,291
                                                                 ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

                               GLOBAL PORTFOLIO

December 31, 2001


       LONG-TERM INVESTMENTS -- 91.1%                          Value
                                                   Shares     (Note 2)
       COMMON STOCKS                             ---------- ------------
       Australia -- 3.3%
         BHP Billiton, Ltd......................  3,665,367 $ 19,653,061
         Commonwealth Bank of Australia.........    618,973    9,463,394
                                                            ------------
                                                              29,116,455
                                                            ------------
       Bermuda -- 2.0%
         Tyco International, Ltd................    304,200   17,917,380
                                                            ------------
       Canada -- 0.5%
         Alcan, Inc.............................    131,100    4,710,423
                                                            ------------
       China -- 0.3%
         Aluminum Corporation of China, Ltd.(a). 13,262,600    2,313,017
         Aluminum Corporation of China, Ltd.
          (ADR)(a)..............................     35,000      611,800
                                                            ------------
                                                               2,924,817
                                                            ------------
       Finland -- 2.0%
         Nokia Oy...............................    688,900   17,782,914
                                                            ------------
       France -- 3.4%
         Altran Technologies SA.................     39,137    1,770,401
         JC Decaux SA(a)........................    335,968    3,758,286
         STMicroelectronics NV..................    251,000    8,065,423
         TotalFinaElf SA........................    116,525   16,659,872
                                                            ------------
                                                              30,253,982
                                                            ------------
       Republic of Germany -- 2.3%
         Deutsche Boerse AG.....................    294,310   11,335,416
         Muenchener Rueckversicherungs--
          Gesellschaft AG.......................     33,600    9,133,055
                                                            ------------
                                                              20,468,471
                                                            ------------
       Hong Kong -- 2.0%
         China Merchants Holdings International
          Co., Ltd.............................. 12,568,600    8,058,758
         China Mobile, Ltd.(a)..................  1,200,800    4,226,922
         Li & Fung, Ltd.........................  4,571,800    5,129,871
                                                            ------------
                                                              17,415,551
                                                            ------------
       Italy -- 4.9%
         Banca Popolare di Verona(b)............    150,103    1,471,737
         Bulgari SpA(b).........................  1,028,800    7,996,420
         Riunione Adriatica di Sicurta SpA(b)...  1,109,286   13,081,320
         Snam Rete Gas SpA(a)...................  1,716,400    4,543,841
         Telecom Italia SpA.....................  1,185,000   10,139,995
         Tod's SpA(b)...........................    150,700    6,179,015
                                                            ------------
                                                              43,412,328
                                                            ------------
       Japan -- 8.1%
         Mitsubishi Corp........................  1,786,000   11,545,339
         Nintendo Co., Ltd......................    164,800   28,729,996
         ORIX Corp..............................    123,200   10,986,882
         Sanyo Electric Co., Ltd................  2,658,000   12,498,022
         Sega Enterprises, Ltd.(a)(b)...........    380,100    7,550,318
                                                            ------------
                                                              71,310,557
                                                            ------------
       Mexico -- 2.6%
         America Movil SA de CV
          (Class "L" Shares) (ADR)(b)...........    414,400    8,072,512
         Telefonos de Mexico SA de CV
          (Class "L" Shares) (ADR)..............    414,400   14,512,288
                                                            ------------
                                                              22,584,800
                                                            ------------

                                                               Value
       COMMON STOCKS                               Shares     (Note 2)
       (Continued)                               ---------- ------------
       Netherlands -- 3.2%
         ING Groep NV...........................    765,700 $ 19,546,988
         Koninklijke Ahold NV...................    283,587    8,260,694
                                                            ------------
                                                              27,807,682
                                                            ------------
       Spain -- 1.3%
         Banco Santander Central Hispano SA.....  1,164,900    9,770,717
         Corporacion Mapfre SA..................    342,652    1,988,303
                                                            ------------
                                                              11,759,020
                                                            ------------
       Switzerland -- 1.5%
         Serono SA (Class "B" Shares)...........     15,399   13,453,815
                                                            ------------
       United Kingdom -- 9.5%
         Brambles Industries PLC(a).............  1,263,160    6,253,149
         Celltech Group PLC(a)..................    214,600    2,730,880
         Exel PLC...............................  1,162,602   13,288,079
         GKN PLC................................  1,263,160    4,873,778
         Oxford GlycoSciences PLC(a)............    103,300      977,631
         Royal Bank of Scotland Group PLC.......    480,400   11,695,015
         Tesco PLC..............................  2,134,900    7,739,954
         Vodafone Group PLC..................... 10,918,154   28,574,564
         Xansa PLC..............................  1,586,621    8,247,131
                                                            ------------
                                                              84,380,181
                                                            ------------
       United States -- 44.2%
         Alcoa, Inc.............................    109,500    3,892,725
         American Home Products Corp............    426,800   26,188,448
         AOL Time Warner, Inc.(a)...............    602,750   19,348,275
         BJ's Wholesale Club, Inc.(a)...........    192,700    8,498,070
         Cablevision Systems New York Group
          (Class "A" Shares)(b).................    232,600   11,036,870
         Cisco Systems, Inc.(a).................    427,500    7,742,025
         Citigroup, Inc.........................    794,800   40,121,504
         Coach, Inc.(a).........................    215,300    8,392,394
         Comcast Corp. (Class "A" Shares)(a)(b).    348,300   12,538,800
         General Electric Co....................    217,800    8,729,424
         Goldman Sachs Group, Inc.(b)...........    111,000   10,295,250
         Home Depot, Inc........................    192,500    9,819,425
         International Business Machines Corp.
          (IBM).................................    127,300   15,398,208
         J. P. Morgan Chase & Co................    338,600   12,308,110
         Johnson & Johnson......................    118,800    7,021,080
         Maxim Integrated Products, Inc.(a).....    118,600    6,227,686
         MedImmune, Inc.(a).....................    156,900    7,272,315
         Microsoft Corp.(a).....................    118,700    7,863,875
         Novellus Systems, Inc.(a)..............    222,600    8,781,570
         Omnicom Group, Inc.(b).................    242,100   21,631,635
         Oracle Corp.(a)........................    851,600   11,760,596
         PepsiCo, Inc...........................     80,100    3,900,069
         Pfizer, Inc............................    482,800   19,239,580
         Pharmacia Corp.........................    278,600   11,882,290
         Schlumberger Ltd.......................    178,700    9,819,565
         Smith International, Inc.(a)...........    247,000   13,244,140
         Solectron Corp.(a)(b)..................    408,100    4,603,368
         Target Corp............................    458,800   18,833,740
         Texas Instruments, Inc.................    264,200    7,397,600

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

December 31, 2001


                                                             Value
          COMMON STOCKS                          Shares     (Note 2)
          (Continued)                           --------- ------------
          United States (cont'd.)
            USA Networks, Inc.(a).............. 1,032,300 $ 28,192,113
            Viacom, Inc. (Class "B" Shares)(a).    60,600    2,675,490
            Wal-Mart Stores, Inc...............   105,300    6,060,015
                                                          ------------
                                                           390,716,255
                                                          ------------
          TOTAL LONG-TERM INVESTMENTS
           (cost $821,477,594)...........................  806,014,631
                                                          ------------

                                      Moody's    Principal
                                      Rating      Amount
                                    (Unaudited)    (000)
                                    ----------- -----------
      SHORT-TERM INVESTMENTS -- 10.7%
      Commercial Paper -- 7.2%
        Deutsche Bank AG(c),
         1.75%, 01/02/02...........     P-1     $    23,739   23,739,000
        General Motors
         Acceptance Corp.(c),
         2.55%, 02/25/02...........     P-1           8,948    8,913,140
        KeySpan Corp.(c),
         2.28%, 01/28/02...........     P-1           4,000    3,993,160
        Phillips Petroleum Co.(c),
         2.51%, 01/30/02...........     P-1           8,948    8,929,907
        Sprint Capital Corp.(c),
         2.69%, 02/08/02...........     P-1           8,948    8,922,593
        Triple A One Funding Corp.(c),
         1.88%, 01/15/02...........     P-1           8,932    8,925,470
                                                            ------------
      TOTAL COMMERCIAL PAPER
       (cost $63,423,270)..................................   63,423,270
                                                            ------------
                                                  Shares
                                                -----------
      Mutual Funds -- 1.8%
         Prudential Core Investment --Taxable
          Money Market Series(c)
          (Note 4),.........................     16,442,057   16,442,057
                                                            ------------

                                                 Principal
                                                  Amount
                                                   (000)
                                                -----------
      U.S. Government Obligations -- 1.7%
        United States Treasury Bills,
         1.65%, 03/07/02(d).................          4,264    4,251,297
         1.69%, 03/28/02(d).................         10,650   10,607,003
                                                            ------------
      TOTAL U.S. GOVERNMENT OBLIGATIONS
        (cost $14,858,300).................................   14,858,300
                                                            ------------
      TOTAL SHORT-TERM INVESTMENTS
        (cost $94,723,627).................................   94,723,627
                                                            ------------
      TOTAL INVESTMENTS -- 101.8%
        (cost $916,201,221; Note 7)........................  900,738,258
                                                            ------------
      UNREALIZED APPRECIATION ON FORWARD
       FOREIGN CURRENCY CONTRACT, NET(e)...................        2,301
                                                            ------------
      LIABILITIES IN EXCESS OF OTHER
       ASSETS -- (1.8)%....................................  (15,718,565)
                                                            ------------
      TOTAL NET ASSETS -- 100.0%........................... $885,021,994
                                                            ============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
AG  Aktiengesellschaft (German Corporation)
NV  Naamloze Vennootschap (Dutch Corporation)
Oy  Osakehio (Finnish Corporation)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonmia (Spanish Corporation) or Societe
    Anonyme (French Corporation)
SpA Societa per Azioni (Italian Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $60,720,673; cash collateral of $63,291,209 was received with which the portfolio purchased securities.

(c)Represents security or a portion thereof, purchased with cash collateral received for securities of loan.

(d)Rate quoted represents yield-to-maturity as of purchase date.

(e)Outstanding forward currency contracts as of December 31, 2001 were as follows.

         Foreign Currency        Value at      Current   Appreciation/
         Contract             Settlement Date   Value    Depreciation
         ------------------   --------------- ---------- -------------
         Purchased:
           Euro
            expiring 1/2/02     $4,358,570    $4,386,300   $ 27,730
            expiring 1/2/02      1,223,290     1,231,073      7,783
            expiring 1/3/02      2,572,995     2,593,365     20,370
            expiring 1/3/02      1,203,085     1,212,609      9,524
                                ----------    ----------   --------
                                 9,357,940     9,423,347     65,407
                                ----------    ----------   --------
         Sold:
           Australian
            Dollars
            expiring 1/2/02      4,358,570     4,378,539    (19,969)
            expiring 1/3/02      2,572,995     2,605,051    (32,056)
           Hong Kong Dollars
            expiring 1/2/02      1,223,290     1,222,638        652
            expiring 1/3/02      1,203,085     1,214,818    (11,733)
                                ----------    ----------   --------
                                 9,357,940     9,421,046    (63,106)
                                ----------    ----------   --------
                                                           $  2,301
                                                           ========

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2001 was as follows:

                 Financial Services...................  12.1%
                 Pharmaceuticals......................  10.0%
                 Electronics..........................   9.5%
                 Telecommunications...................   9.4%
                 Media................................   8.4%
                 Commercial Paper.....................   7.2%
                 Retail...............................   6.5%
                 Oil & Gas Services...................   5.0%
                 Diversified Manufacturing............   5.0%
                 Computer Software & Services.........   4.0%
                 Commercial Banking...................   3.7%
                 Advertising..........................   2.9%
                 Metal & Minerals.....................   2.5%
                 Insurance............................   2.4%
                 Food & Beverage......................   2.3%
                 Mutual Funds.........................   1.8%
                 U.S. Government Obligations..........   1.7%
                 Computers............................   1.7%
                 Transport Services...................   1.5%
                 Apparel..............................   1.0%
                 Manufacturing........................   0.9%
                 Aluminum.............................   0.9%
                 Distribution/Wholesalers.............   0.6%
                 Automobiles & Manufacturing..........   0.6%
                 Engineering..........................   0.2%
                                                       -----
                                                       101.8%
                                                       -----
                 Liabilities in excess of other assets  (1.8)%
                                                       -----
                                                       100.0%
                                                       =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

                          GOVERNMENT INCOME PORTFOLIO

December 31, 2001



                                                                                                 Principal
                                                                    Interest      Maturity        Amount      Value
                                                                      Rate          Date           (000)     (Note 2)
LONG-TERM INVESTMENTS -- 98.8%                                      -------- ------------------- --------- ------------
Asset Backed Securities -- 7.5%
  Bear Stearns Commercial Mortgage.................................   7.64%       02/15/32        $ 2,782  $  2,998,721
  First Union National Bank Commercial Mortgage Trust, Ser 2000-2..   6.94%       10/15/32          2,898     3,056,864
  First Union National Bank Commercial Mortgage Trust, Ser 2000-C1.  7.739%       05/17/32          2,713     2,935,410
  GMAC Commercial Mortgage Securities, Inc.........................  7.455%       08/16/33          3,000     3,237,214
  KeyCorp..........................................................  7.727%       05/17/32          3,000     3,279,068
  Morgan Stanley Dean Witter Capital, Inc..........................   6.32%       09/15/09          2,916     3,007,939
  Mortgage Capital Funding, Inc....................................  6.325%       06/18/30          2,385     2,471,282
  Westpac Securitization Trust, Ser. 1998-IG (Australia)(c)(d).....   2.55%       07/19/29          2,349     2,353,767
                                                                                                           ------------
                                                                                                             23,340,265
                                                                                                           ------------
Collateralized Mortgage Obligations -- 4.1%
  Federal Home Loan Mortgage Corp..................................   6.00%       12/15/08          4,156     4,249,773
  Federal National Mortgage Association............................   6.00%       06/25/08          3,156     3,202,910
  Federal National Mortgage Association............................   6.25%       11/25/21          5,000     5,134,350
                                                                                                           ------------
                                                                                                             12,587,033
                                                                                                           ------------
Mortgage Pass-Throughs -- 51.0%
  Federal Home Loan Mortgage Corp..................................   6.50%  06/01/08 - 05/01/13    9,606     9,838,808
  Federal Home Loan Mortgage Corp..................................   7.00%  06/01/08 - 09/01/12   17,121    17,830,643
  Federal National Mortgage Association............................   6.00%          TBA           28,000    28,070,000
  Federal National Mortgage Association(a).........................   6.30%       03/01/11          2,980     3,036,197
  Federal National Mortgage Association............................   6.50%    05/01/13 - TBA      27,976    28,395,582
  Federal National Mortgage Association(a).........................   7.00%  02/01/12 - 12/01/31   18,565    19,027,723
  Federal National Mortgage Association............................   7.50%  09/01/02 - 10/01/12    5,933     6,241,793
  Federal National Mortgage Association............................   8.00%  03/01/22 - 05/01/26      420       443,583
  Federal National Mortgage Association............................   9.00%  02/01/25 - 04/01/25    1,707     1,841,090
  Federal National Mortgage Association(a).........................   6.00%       11/01/14          6,107     6,170,147
  Federal National Mortgage Association(a).........................   6.50%       08/01/13          8,355     8,573,281
  Government National Mortgage Association.........................   7.00%  03/15/23 - 05/15/24   16,247    16,713,671
  Government National Mortgage Association.........................   7.50%  12/15/25 - 02/15/26    7,042     7,329,229
  Government National Mortgage Association(a)......................   8.50%  09/15/24 - 04/15/25    4,833     5,167,376
                                                                                                           ------------
                                                                                                            158,679,123
                                                                                                           ------------
Municipal Bonds -- 1.3%
  New Jersey Economic Development Authority(b).....................  7.425%       02/15/29          3,724     4,065,342
                                                                                                           ------------
U.S. Government & Agency Obligations -- 34.9%
  Federal Farm Credit Bank.........................................   5.90%       01/10/05          5,000     5,228,100
  Federal National Mortgage Association............................    Zero       02/15/06         15,364    12,740,136
  Federal National Mortgage Association(a).........................  5.375%       11/15/11          7,610     7,378,778
  Small Business Administration Participation Certificates.........   6.00%       09/01/18          6,780     6,839,690
  Small Business Administration Participation Certificates.........   6.85%       07/01/17          3,856     4,051,917
  Small Business Administration Participation Certificates.........   7.15%       01/01/17         14,387    15,299,573
  Small Business Administration Participation Certificates.........   7.20%       10/01/16         15,233    16,222,199
  United States Treasury Bonds.....................................    Zero       05/15/17         13,100     5,245,764
  United States Treasury Bonds.....................................   6.25%       05/15/30            900       973,971
  United States Treasury Bonds.....................................   6.50%       11/15/26         18,000    19,715,580
  United States Treasury Bonds.....................................  8.125%       08/15/19         11,805    14,905,701
                                                                                                           ------------
                                                                                                            108,601,409
                                                                                                           ------------
TOTAL LONG-TERM INVESTMENTS
 (cost $299,492,108)......................................................................................  307,273,172
                                                                                                           ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

December 31, 2001


                                                                                   Value
                                                                       Shares     (Note 2)
SHORT-TERM INVESTMENT -- 22.8%                                       ---------- ------------
Mutual Fund
  Prudential Core Investment Fund -- Taxable Money Market Series(e)
   (cost $71,001,275; Note 4)....................................... 71,001,275   71,001,275
                                                                                ------------
TOTAL INVESTMENTS -- 121.6%
 (cost $370,493,383; Note 7)...................................................  378,274,447
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (f).................................      144,582
LIABILITIES IN EXCESS OF OTHER ASSETS -- (21.6)%...............................  (67,409,887)
                                                                                ------------
TOTAL NET ASSETS -- 100.0%..................................................... $311,009,142
                                                                                ============

Legend to portfolio of investments for Government Income Portfolio

  TBA Securities purchased on a forward commitment basis.

(a) Portion of securities on loan with an aggregate market value of $23,652,133; cash collateral of $24,119,293 was received with which the portfolio purchased securities.

(b) Security segregated as collateral for futures contracts.

(c) US$ Denominated Foreign Bonds.

(d) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2001.

(e) Represents all or a portion of security purchased with cash collateral received for securities on loan.

(f) Open futures contracts as of December 31, 2001 were as follows:

Number of                     Expiration  Value at       Value at      Appreciation/
Contracts        Type            Date    Trade Date  December 31, 2001 Depreciation
--------- ------------------- ---------- ----------- ----------------- -------------
Long Positions:
   238    Eurodollars           Sep 02   $57,580,000    $57,756,650      $ 176,650
   19     U.S. Treasury Bonds   Mar 02     1,973,625      1,929,093        (44,532)
   154    U.S. Treasury         Mar 02    16,505,670     16,191,656       (314,014)
          10 Year Notes
                                                                         ---------
                                                                          (181,896)
Short Positions:
   100    U.S. Treasury         Mar 02    10,562,500     10,582,813        (20,313)
          5 Year Notes
                                                                         ---------
                                                                         $(202,209)
                                                                         =========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

                           HIGH YIELD BOND PORTFOLIO

December 31, 2001


                                                                                     Moody's                     Principal
                                                                                     Rating    Interest Maturity  Amount
LONG-TERM INVESTMENTS -- 94.7%                                                     (Unaudited)   Rate     Date     (000)
CORPORATE BONDS -- 87.4%                                                           ----------- -------- -------- ---------

Asset Backed Security -- 0.2%
  Inner Harbor CBO, Sub. Bond, Ser. 2001-1A.......................................    Ba2        11.19% 06/15/13  $2,000

Banks & Financial Services -- 2.1%
  AmeriCredit Corp., Sr. Notes(d).................................................    Ba1         9.25% 02/01/04   1,350
  AmeriCredit Corp., Sr. Notes(d).................................................    Ba1        9.875% 04/15/06   3,000
  CB Richard Ellis Services, Inc., Gtd. Notes.....................................     B2        11.25% 06/15/11   2,500
  Conseco, Inc., Sr. Notes........................................................     B2        10.75% 06/15/08   6,415
  Hanvit Bank, Sr. Sub. Notes.....................................................    Ba2        12.75% 03/01/10   1,200
  Saul B F Real Estate Investment Trust, Sr. Sec'd. Notes.........................     NR         9.75% 04/01/08   1,750
  SFC Sub, Inc., Deb. Notes, Zero Coupon (until 06/15/05)(b)......................     NR        11.00% 12/15/09     465
  Sovereign Bancorp, Sr. Notes....................................................    Ba3        10.25% 05/15/04   1,235
  Willis Corroon Corp., Gtd. Notes................................................    Ba3         9.00% 02/01/09     500



Building & Construction -- 0.9%
  KB Home, Sr. Sub. Notes(d)......................................................    Ba3        8.625% 12/15/08   2,800
  New Millenium Homes LLC, Sr. Notes(e)...........................................     NR         0.00% 12/31/04   2,781
  Nortek, Inc., Sr. Sub. Notes, Ser. B............................................     B3        9.875% 06/15/11   1,500



Cable -- 7.7%
  Adelphia Communications Corp., Sr. Notes, Cl. A.................................     B2        9.375% 11/15/09   2,000
  Avalon Cable Holdings, Sr. Disc. Notes, Zero Coupon (until 12/01/03)............     B2       11.875% 12/01/08   6,000
  Callahan Nordrhein-Westfalen, Sr. Disc. Notes, Zero Coupon (until 07/15/05)(d)..     B3        16.00% 07/15/10   7,000
  Charter Communications Holdings, Sr. Notes......................................     B2        9.625% 11/15/09   4,000
  Charter Communications Holdings, Sr. Notes(d)...................................     B2        10.00% 05/15/11   8,000
  Charter Communications Holdings, Sr. Notes......................................     B2        10.75% 10/01/09   2,000
  Charter Communications Holdings, Sr. Notes......................................     B2       11.125% 01/15/11   1,315
  Charter Communications Holdings, Sr. Disc. Notes, Zero Coupon (until 05/15/06)..     B2        11.75% 05/15/11   3,150
  Charter Communications Int'l., Sr. Notes........................................     B2        10.00% 04/01/09   1,000
  Charter Communications Int'l., Sr. Notes........................................     B2        10.25% 01/15/10   2,235
  Coaxial Communications, Inc., Sr. Notes(d)......................................     B3        10.00% 08/15/06   1,250
  CSC Holdings, Inc., Sr. Sub. Debs...............................................    Ba2       10 .50%  5/15/16   5,275
  Diamond Cable Communications, Sr. Disc. Notes, Zero Coupon (until
   02/15/02) (United Kingdom).....................................................    Caa3       10.75% 02/15/07   4,000
  Insight Communications Co., Inc., Sr. Disc. Notes, Zero Coupon (until 02/15/06).     B3        12.25% 02/15/11   2,500
  Insight Midwest, Sr. Notes......................................................     B1        10.50% 11/01/10   2,000
  Mediacom Broadband LLC, Gtd. Notes..............................................     B2       11 .00% 07/15/13   2,000
  Mediacom LLC, Sr. Notes.........................................................     B2        7.875% 02/15/11   2,000
  NTL, Inc., Sr. Notes Ser. B, Zero Coupon (until 10/01/03)(d)....................    Caa2      12.375% 10/01/08   3,000
  Telewest PLC, Sr. Disc. Deb. (United Kingdom)(d)................................     B2        11.00% 10/01/07   2,850
  Telewest PLC, Sr. Disc. Notes...................................................     B2       11.375% 02/01/10   1,500
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, ZeroCoupon
   (until 08/01/04)...............................................................     Ca        12.50% 08/01/09   9,140
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 02/01/05)...............................................................     Ca        13.75% 02/01/10   3,000
  UnitedGlobalCom, Inc., Sr. Disc. Notes, Ser. B, Zero Coupon (until 02/15/03)....     Ca        10.75% 02/15/08   4,750



Chemicals -- 4.6%
  Acetex Corp., Sr. Notes.........................................................     B2       10.875% 08/01/09     710
  Avecia Group PLC, Gtd. Notes....................................................     B2        11.00% 07/01/09   1,000
  Ferro Corp., Sr. Notes..........................................................    Baa3       9.125% 01/01/09   3,700
  Huntsman ICI Chemical, Sr. Sub. Notes(d)........................................     B2       10.125% 07/01/09   2,155
  IMC Global, Inc.................................................................    Ba2         6.50% 08/01/03     710
  IMC Global, Inc., Gtd. Notes, Ser. B............................................    Ba1       10.875% 06/01/08     570
  IMC Global, Inc., Gtd. Notes, Ser. B............................................    Ba1        11.25% 06/01/11   1,435
  ISP Chemco, Inc., Sr. Sub. Notes................................................     B2        10.25% 07/01/11   1,500
  ISP Chemco, Inc., Gtd. Notes, Ser. B............................................     B2        10.25% 07/01/11   2,000
  Lyondell Chemical Co., Sec'd. Notes.............................................    Ba3         9.50% 12/15/08   4,000

                                                                                      Value
LONG-TERM INVESTMENTS -- 94.7%                                                       (Note 2)
CORPORATE BONDS -- 87.4%                                                           ------------

Asset Backed Security -- 0.2%
  Inner Harbor CBO, Sub. Bond, Ser. 2001-1A....................................... $  1,600,000
                                                                                   ------------
Banks & Financial Services -- 2.1%
  AmeriCredit Corp., Sr. Notes(d).................................................    1,296,000
  AmeriCredit Corp., Sr. Notes(d).................................................    2,820,000
  CB Richard Ellis Services, Inc., Gtd. Notes.....................................    2,137,500
  Conseco, Inc., Sr. Notes........................................................    2,886,750
  Hanvit Bank, Sr. Sub. Notes.....................................................    1,336,626
  Saul B F Real Estate Investment Trust, Sr. Sec'd. Notes.........................    1,653,750
  SFC Sub, Inc., Deb. Notes, Zero Coupon (until 06/15/05)(b)......................        4,647
  Sovereign Bancorp, Sr. Notes....................................................    1,309,100
  Willis Corroon Corp., Gtd. Notes................................................      515,000
                                                                                   ------------
                                                                                     13,959,373
                                                                                   ------------
Building & Construction -- 0.9%
  KB Home, Sr. Sub. Notes(d)......................................................    2,814,000
  New Millenium Homes LLC, Sr. Notes(e)...........................................    1,390,500
  Nortek, Inc., Sr. Sub. Notes, Ser. B............................................    1,485,000
                                                                                   ------------
                                                                                      5,689,500
                                                                                   ------------
Cable -- 7.7%
  Adelphia Communications Corp., Sr. Notes, Cl. A.................................    1,922,500
  Avalon Cable Holdings, Sr. Disc. Notes, Zero Coupon (until 12/01/03)............    4,920,000
  Callahan Nordrhein-Westfalen, Sr. Disc. Notes, Zero Coupon (until 07/15/05)(d)..    1,610,000
  Charter Communications Holdings, Sr. Notes......................................    4,050,000
  Charter Communications Holdings, Sr. Notes(d)...................................    8,140,000
  Charter Communications Holdings, Sr. Notes......................................    2,110,000
  Charter Communications Holdings, Sr. Notes......................................    1,393,900
  Charter Communications Holdings, Sr. Disc. Notes, Zero Coupon (until 05/15/06)..    1,937,250
  Charter Communications Int'l., Sr. Notes........................................    1,026,250
  Charter Communications Int'l., Sr. Notes........................................    2,290,875
  Coaxial Communications, Inc., Sr. Notes(d)......................................    1,253,125
  CSC Holdings, Inc., Sr. Sub. Debs...............................................    5,723,375
  Diamond Cable Communications, Sr. Disc. Notes, Zero Coupon (until
   02/15/02) (United Kingdom).....................................................      960,000
  Insight Communications Co., Inc., Sr. Disc. Notes, Zero Coupon (until 02/15/06).    1,475,000
  Insight Midwest, Sr. Notes......................................................    2,160,000
  Mediacom Broadband LLC, Gtd. Notes..............................................    2,195,000
  Mediacom LLC, Sr. Notes.........................................................    1,927,500
  NTL, Inc., Sr. Notes Ser. B, Zero Coupon (until 10/01/03)(d)....................      750,000
  Telewest PLC, Sr. Disc. Deb. (United Kingdom)(d)................................    2,052,000
  Telewest PLC, Sr. Disc. Notes...................................................      600,000
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, ZeroCoupon
   (until 08/01/04)...............................................................      776,900
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 02/01/05)...............................................................      240,000
  UnitedGlobalCom, Inc., Sr. Disc. Notes, Ser. B, Zero Coupon (until 02/15/03)....    1,187,500
                                                                                   ------------
                                                                                     50,701,175
                                                                                   ------------
Chemicals -- 4.6%
  Acetex Corp., Sr. Notes.........................................................      710,000
  Avecia Group PLC, Gtd. Notes....................................................      950,000
  Ferro Corp., Sr. Notes..........................................................    3,804,351
  Huntsman ICI Chemical, Sr. Sub. Notes(d)........................................    2,068,800
  IMC Global, Inc.................................................................      699,918
  IMC Global, Inc., Gtd. Notes, Ser. B............................................      607,050
  IMC Global, Inc., Gtd. Notes, Ser. B............................................    1,528,275
  ISP Chemco, Inc., Sr. Sub. Notes................................................    1,567,500
  ISP Chemco, Inc., Gtd. Notes, Ser. B............................................    2,090,000
  Lyondell Chemical Co., Sec'd. Notes.............................................    3,960,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

December 31, 2001


                                                                         Moody's                     Principal
                                                                         Rating    Interest Maturity  Amount      Value
                                                                       (Unaudited)   Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                            ----------- -------- -------- --------- ------------
Chemicals (cont'd.)
  Lyondell Chemical Co................................................    Ba3        9.875% 05/01/07  $1,110   $  1,115,550
  Lyondell Chemical Co., Sr. Sub. Notes(d)............................     B2       10.875% 05/01/09   4,550      4,208,750
  Millennium America, Inc., Sr. Notes(d)..............................    Ba1         9.25% 06/15/08     800        813,632
  NL Industries, Inc., Sr. Notes......................................     B1        11.75% 10/15/03     702        694,980
  OM Group, Inc., Sr. Sub. Notes(d)...................................     B3         9.25% 12/15/11   3,800      3,876,000
  Polymer Group, Inc., Sr. Sub. Notes, Ser. B.........................     Ca         9.00% 07/01/07     570        165,300
  Sterling Chemicals, Inc., Sr. Sub. Notes(b).........................     NR       12.375% 07/15/06   1,625      1,356,875
                                                                                                               ------------
                                                                                                                 30,216,981
                                                                                                               ------------
Computer Services
  Intermediate Operating Co., Inc., PIK(e)............................     NR        14.00% 08/01/03   2,884         28,838
                                                                                                               ------------
Consumer Products & Services -- 1.7%
  Cluett American Corp., Sr. Sub. Notes...............................     B3       10.125% 05/15/08   3,060      2,050,200
  Coinstar, Inc., Sr. Disc. Notes.....................................     NR        13.00% 10/01/06   3,275      3,176,750
  DIMON, Inc., Sr. Notes..............................................    Ba3        9.625% 10/15/11     850        879,750
  French Fragrances, Inc., Sr. Notes, Ser. B..........................     B2       10.375% 05/15/07     470        448,850
  Kasper A.S.L, Ltd., Sr. Notes(b)....................................     NR        13.00% 03/31/04   7,171      1,631,403
  Packaged Ice, Inc., Sr. Notes(d)....................................    Caa3        9.75% 02/01/05   3,130      2,253,600
  Windmere-Durable Holdings, Inc., Sr. Notes..........................     B2        10.00% 07/31/08     540        523,800
                                                                                                               ------------
                                                                                                                 10,964,353
                                                                                                               ------------
Containers -- 0.8%
  Applied Extrusion Technologies, Inc., Sr. Notes.....................     B2        10.75% 07/01/11   1,075      1,136,813
  Consumers International, Inc., Sr. Notes(b).........................     NR        10.25% 04/01/05   3,125      1,187,500
  Graham Packaging, Sr. Disc. Notes, Zero Coupon (until 01/15/03).....    Caa2       10.75% 01/15/09   1,100        770,000
  Radnor Holdings, Inc., Sr. Notes....................................     B2        10.00% 12/01/03   1,750      1,260,000
  United States Can Corp., Sr. Sub. Notes(d)..........................    Caa1      12.375% 10/01/10   1,335        841,050
                                                                                                               ------------
                                                                                                                  5,195,363
                                                                                                               ------------
Energy -- 3.6%
  Comstock Resources, Inc., Sr. Notes.................................     B2        11.25% 05/01/07     657        650,430
  Eott Energy Partners L.P., Sr. Notes................................     B1        11.00% 10/01/09   2,320      2,296,800
  Hanover Equipment Trust, Sec'd. Notes...............................    Ba3         8.75% 09/01/11   1,345      1,392,075
  Houston Exploration Co., Sr. Sub. Notes.............................     B2        8.625% 01/01/08     815        823,150
  Leviathan Gas, Sr. Sub. Notes.......................................     B1       10.375% 06/01/09   2,000      2,120,000
  Parker Drilling Co., Sr. Notes, Ser. D..............................     B1         9.75% 11/15/06   1,175      1,169,125
  Seven Seas Petroleum, Inc., Sr. Sub. Notes, Ser. B..................     NR        12.50% 05/15/05   1,500        795,000
  Stone Energy Corp., Sr. Sub. Notes(d)...............................     B2         8.25% 12/15/11   7,000      7,017,500
  Swift Energy Co., Sr. Sub. Notes....................................     B2        10.25% 08/01/09   2,015      2,035,150
  Tesoro Petroleum Corp., Sr. Sub. Notes..............................     B1         9.00% 07/01/08   2,415      2,433,112
  Tesoro Petroleum Corp., Sr. Sub. Notes..............................     B1        9.625% 11/01/08   1,020      1,058,250
  Universal Compression Holdings, Sr. Disc. Notes, Zero Coupon (until
   02/15/03)..........................................................     B1        9.875% 02/15/08   1,750      1,662,500
                                                                                                               ------------
                                                                                                                 23,453,092
                                                                                                               ------------
Food & Beverage -- 1.7%
  Agrilink Foods, Inc., Sr. Gtd. Notes................................     B3       11.875% 11/01/08   1,860      1,720,500
  National Restaurant Enterprises Holdings, Inc., Sr. Notes(b)........    Caa2       10.75% 11/15/07     269         74,650
  National Restaurant Enterprises Holdings, Inc., Sr. Notes(b)........    Caa2       13.00% 05/15/08     286         71,562
  Carrols Corp., Sr. Notes............................................     B3         9.50% 12/01/08   2,885      2,798,450
  Core-Mark International, Inc., Sr. Sub. Notes.......................     B3       11.375% 09/15/03     395        379,200
  Smithfield Foods, Inc., Sr. Notes...................................    Ba2         8.00% 10/15/09     650        669,500
  Sun World International, Inc., Gtd. Notes, Ser. B...................     B2        11.25% 04/15/04   1,050        987,000
  Tricon Global Restaurants, Inc., Sr. Notes..........................    Ba1        8.875% 04/15/11   4,000      4,270,000
                                                                                                               ------------
                                                                                                                 10,970,862
                                                                                                               ------------
Gaming -- 3.1%
  Argosy Gaming Co., Sr. Sub. Notes(a)................................     B2         9.00% 09/01/11     810        846,450
  Aztar Corp., Sr. Sub. Notes.........................................    Ba3        8.875% 05/15/07   1,250      1,290,625

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

December 31, 2001


                                                                              Moody's                     Principal
                                                                              Rating    Interest Maturity  Amount      Value
                                                                            (Unaudited)   Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                                 ----------- -------- -------- --------- ------------
Gaming (cont'd.)
  Circus Enterprises, Inc., Sr. Notes......................................    Ba2         6.45% 02/01/06  $1,220   $  1,177,300
  Circus Enterprises, Inc., Sr. Notes......................................    Ba2         6.70% 11/15/96   1,680      1,621,200
  Coast Hotels & Casinos, Inc., Sr. Sub. Notes.............................     B2         9.50% 04/01/09   2,000      2,050,000
  Fitzgeralds Gaming Corp., Sr. Notes
   (cost $2,271,503; purchased 12/22/97)(b)(f).............................     NR        12.25% 12/15/04     486        170,249
  Hollywood Casino Corp....................................................     B3        11.25% 05/01/07   1,280      1,384,000
  Hollywood Park, Inc., Sr. Sub. Notes.....................................    Caa1        9.25% 02/15/07   3,500      3,027,500
  Majestic Investor Holdings LLC Capital, Gtd. Notes.......................     B2       11.653% 11/30/07   1,230      1,170,037
  Mandalay Resort Group, Sr. Sub. Deb. Notes...............................    Ba3        7.625% 07/15/13   2,000      1,715,000
  MGM Mirage, Inc., Gtd. Notes.............................................    Ba1        8.375% 02/01/11     325        320,938
  MGM Mirage, Inc., Gtd. Notes.............................................    Baa3        8.50% 09/15/10     245        243,601
  Park Place Entertainment Corp., Sr. Sub. Notes(a)........................    Ba1        9.375% 02/15/07     355        370,975
  Station Casinos, Inc., Sr. Sub. Notes....................................     B1         9.75% 04/15/07     150        152,625
  Station Casinos, Inc., Sr. Sub. Notes....................................     B1        9.875% 07/01/10   3,500      3,556,875
  Sun International Hotels, Ltd., Sr. Sub. Notes...........................    Ba3        8.625% 12/15/07   1,000        940,000
                                                                                                                    ------------
                                                                                                                      20,037,375
                                                                                                                    ------------
Healthcare -- 8.7%
  ALARIS Medical, Inc., Sr. Disc. Notes, Zero Coupon (until 08/01/03)......    Caa2      11.125% 08/01/08   5,000      3,000,000
  ALARIS Medical, Inc., Sr. Sec'd. Notes...................................     NR       11.625% 12/01/06   1,500      1,620,000
  Alliance Imaging, Inc., Sr. Sub. Notes...................................     B3       10.375% 04/15/11   1,000      1,060,000
  BIO-Rad Laboratories, Inc., Sr. Sub. Notes...............................     B2       11.625% 02/15/07   2,000      2,215,000
  Columbia/HCA Healthcare Corp., Sr. Notes.................................    Ba1         6.63% 07/15/45   1,000      1,019,488
  Columbia/HCA Healthcare Corp., Sr. Notes.................................    Ba1         8.36% 04/15/24   2,000      2,059,764
  Columbia/HCA Healthcare Corp.............................................    Ba1         9.00% 12/15/14   2,000      2,272,646
  Concentra Operating Corp., Sr. Sub. Notes................................     B3        13.00% 08/15/09   4,000      4,280,000
  Hanger Orthopedic Group, Sr. Sub. Notes..................................     B3        11.25% 06/15/09   1,785      1,651,125
  Harborside Healthcare Corp., Gtd. Notes, Zero Coupon (until 08/01/04)(e).     NR        12.00% 08/01/07   1,475        280,250
  HCA, Inc.................................................................    Ba1        7.125% 06/01/06   7,000      7,026,250
  HEALTHSOUTH Corp., Sr. Notes.............................................    Ba1        7.375% 10/01/06     750        759,375
  HEALTHSOUTH Corp.........................................................    Ba1        8.375% 10/01/11   2,000      2,060,000
  Integrated Health Services., Inc., Sr. Sub. Notes, Ser. A(b).............     NR         9.25% 01/15/08   3,250         89,375
  Lifepoint Hospitals Holdings, Inc., Sr. Sub. Notes.......................     B2        10.75% 05/15/09     675        749,250
  Magellan Health Services, Inc., Sr. Sub. Notes...........................     B3         9.00% 02/15/08   4,300      3,827,000
  Mariner Post Acute Network, Inc., Sr. Sub. Notes,
   Ser. B, Zero Coupon (until 11/01/02)(b).................................     NR        10.50% 11/01/07   5,520         27,600
  Matria Healthcare, Inc., Sr. Notes.......................................     B2        11.00% 05/01/08   2,500      2,600,000
  Res-Care, Inc., Sr. Notes................................................     B2       10.625% 11/15/08   1,700      1,691,500
  Select Medical Corp., Sr. Sub. Notes.....................................     B3         9.50% 06/15/09   1,500      1,492,500
  Senior Housing Properties Trust, Sr. Notes(d)............................    Ba2        8.625% 01/15/12   4,200      4,242,000
  Service Corp. International, Notes.......................................     B1         6.00% 12/15/05   2,158      1,877,460
  Service Corp. International, Sr. Notes...................................     B1         6.30% 03/15/03   4,250      4,080,000
  Service Corp. International(d)...........................................     B1         6.50% 03/15/08   2,750      2,337,500
  Triad Hospitals Holding, Sr. Sub. Notes..................................     B2        11.00% 05/15/09   4,555      4,987,725
                                                                                                                    ------------
                                                                                                                      57,305,808
                                                                                                                    ------------
Industrials -- 6.1%
  Actuant Corp., Sr. Sub. Notes, Ser. A....................................     B3        13.00% 05/01/09     700        749,000
  Alliant Techsystems, Inc., Sr. Sub. Notes................................     B2         8.50% 05/15/11     745        774,800
  Allied Waste of North America, Inc., Sr. Sub. Notes......................    Ba3        7.375% 01/01/04   1,000        987,500
  Allied Waste of North America, Inc., Sr. Notes...........................    Ba3        7.625% 01/01/06   3,250      3,209,375
  Allied Waste of North America, Inc., Sr. Notes...........................    Ba3        7.875% 01/01/09   4,560      4,468,800
  Allied Waste of North America, Inc., Sr. Notes...........................    Ba3         8.50% 12/01/08   4,875      4,923,750
  Allied Waste of North America, Inc., Sr. Notes(d)........................     B2        10.00% 08/01/09   3,810      3,924,300
  AM General Corp., Sr. Notes, Ser. B......................................    Caa1      12.875% 05/01/02   2,337      2,290,260
  Browning-Ferris Industries, Inc., Deb. Notes.............................    Ba3         7.40% 09/15/35   2,000      1,573,766
  Eagle Picher Holdings, Inc., Sr. Sub. Notes..............................    Caa1       9.375% 03/01/08   1,750        962,500

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

December 31, 2001


                                                                                   Moody's                     Principal
                                                                                   Rating    Interest Maturity  Amount
                                                                                 (Unaudited)   Rate     Date     (000)
CORPORATE BONDS (Continued)                                                      ----------- -------- -------- ---------
Industrials (cont'd.)
  Foamex L.P., Sr. Sub. Notes...................................................    Caa2       9.875% 06/15/07  $1,410
  Gentek, Inc., Sr. Sub. Notes..................................................     B3        11.00% 08/01/09   3,385
  GNI Group, Inc., Sr. Notes(b).................................................     NR       10.875% 07/15/05   4,000
  International Wire Group, Inc., Sr. Sub. Notes................................    Caa1       11.75% 06/01/05     700
  International Wire Group, Inc., Sr. Sub. Notes................................    Caa1       11.75% 06/01/05   3,000
  Iron Mountain, Inc., Gtd. Notes...............................................     B2        8.625% 04/01/13   2,025
  Motors & Gears, Inc., Sr. Notes...............................................    Caa1       10.75% 11/15/06   3,500
  Sequa Corp....................................................................    Ba3         9.00% 08/01/09   1,400
  Stellex Industries, Inc., Sr. Sub. Notes
   (cost $3,593,591; purchased 10/23/97)(b)(f)..................................     NR         9.50% 11/01/07   4,000
  Terex Corp., Sr. Sub. Notes(d)................................................     B2         9.25% 07/15/11   1,825
  Terex Corp., Sr. Sub. Notes...................................................     B2       10.375% 04/01/11   1,420
  Thermadyne Holdings Corp., Deb. Notes, Zero Coupon (until 06/01/03)(b)........     C         12.50% 06/01/08   2,375



Lodging & Leisure -- 4.2%
  Bally Total Fitness Holdings, Sr. Sub. Notes, Ser. D(d).......................     B2        9.875% 10/15/07   1,065
  Extended Stay America, Inc., Sr. Sub. Notes...................................     B2        9.875% 06/15/11   1,860
  Felcore Lodging L.P., Gtd. Notes..............................................    Ba3         9.50% 09/15/08   3,045
  Felcore Lodging L.P., Sr. Gtd. Notes..........................................    Ba3         9.50% 09/15/08   1,375
  Hilton Hotels, Sr. Notes......................................................    Ba1         7.50% 12/15/17     285
  Host Marriott Corp., Sr. Gtd. Notes(d)........................................    Ba3        7.875% 08/01/08   3,350
  Host Marriott L.P., Sr. Notes(d)..............................................    Ba3         9.50% 01/15/07   8,475
  Intrawest Corp.(d)............................................................     B1        10.50% 02/01/10   1,775
  ITT Corp.(d)..................................................................    Ba1         6.75% 11/15/05   1,280
  ITT Corp., Sr. Sub. Notes, Ser. B.............................................    Ba1        7.375% 11/15/15   1,250
  La Quinta Inns, Inc., Sr. Notes...............................................    Ba3         7.25% 03/15/04   1,000
  La Quinta Inns, Inc., Sr. Notes...............................................    Ba3         7.40% 09/15/05   1,000
  Premier Parks, Inc., Sr. Notes................................................     B3         9.75% 06/15/07   2,000



Media -- 10.4%
  Ackerley Group, Inc., Sr. Sub. Notes..........................................     B3         9.00% 01/15/09   3,000
  Alliance Atlantis, Sr. Sub. Notes.............................................     B1        13.00% 12/15/09   3,520
  American Color Graphics, Inc..................................................    Caa1       12.75% 08/01/05   4,500
  CanWest Media, Inc., Sr. Sub. Notes(d)........................................     B2       10.625% 05/15/11   3,000
  Echostar Broadband Corp., Sr. Notes(d)........................................     B1       10.375% 10/01/07   4,600
  Echostar DBS Corp., Sr. Notes(d)..............................................     B1        9.125% 01/15/09   7,960
  Fox Family Worldwide, Inc., Sr. Notes.........................................    Baa1        9.25% 11/01/07   1,375
  Fox Family Worldwide, Inc., Sr. Disc. Notes, Zero Coupon (until 11/01/02).....    Baa1       10.25% 11/01/07   5,000
  Gray Communications Systems, Inc., Sr. Sub. Notes(d)..........................     B3         9.25% 12/15/11   2,575
  Liberty Group Publishing, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/03).    Caa2      11.625% 02/01/09     240
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 03/01/03).............    Caa1       10.00% 03/01/08   1,950
  Lin Holdings Corp., Sr. Disc. Notes...........................................    Caa1       10.00% 03/01/08   3,500
  Mail-Well Corp., Sr. Sub. Notes...............................................     B2         8.75% 12/15/08     570
  Paxson Communications Corp., Gtd. Notes.......................................     B3        10.75% 07/15/08   1,300
  Phoenix Color Corp., Sr. Sub. Notes...........................................    Caa2      10.375% 02/01/09   4,000
  PRIMEDIA, Inc., Sr. Notes.....................................................     B1        8.875% 05/15/11   2,000
  Quebecor Media, Inc., Sr. Notes (Canada)......................................     B2       11.125% 07/15/11   3,500
  Quebecor Media, Inc., Sr. Disc. Notes, Zero Coupon (until 07/15/06) (Canada)..     B2        13.75% 07/15/11   4,000
  Radio Unica Corp., Sr. Disc. Notes, Zero Coupon (until 08/01/02)..............    Caa3       11.75% 08/01/06   2,750
  Sinclair Broadcast Group, Inc., Sr. Sub. Notes(d).............................     B2         8.75% 12/15/11   2,000
  Star Choice Communications, Sr. Sec'd. Notes (Canada).........................     B3        13.00% 12/15/05   5,750
  Sun Media Corp, Sr. Sub. Notes................................................     B2         9.50% 02/15/07     500
  Susquehanna Media Co., Sr. Sub. Notes.........................................     B1         8.50% 05/15/09   1,800
  XM Satellite Radio, Inc.......................................................    Caa1       14.00% 03/15/10   5,005
  Young Broadcasting, Inc., Sr. Sub. Notes, Ser. A..............................     B3        10.00% 03/01/11     760




                                                                                    Value
                                                                                   (Note 2)
CORPORATE BONDS (Continued)                                                      ------------
Industrials (cont'd.)
  Foamex L.P., Sr. Sub. Notes................................................... $  1,043,400
  Gentek, Inc., Sr. Sub. Notes..................................................    1,997,150
  GNI Group, Inc., Sr. Notes(b).................................................       80,000
  International Wire Group, Inc., Sr. Sub. Notes................................      574,000
  International Wire Group, Inc., Sr. Sub. Notes................................    2,460,000
  Iron Mountain, Inc., Gtd. Notes...............................................    2,106,000
  Motors & Gears, Inc., Sr. Notes...............................................    3,045,000
  Sequa Corp....................................................................    1,323,000
  Stellex Industries, Inc., Sr. Sub. Notes
   (cost $3,593,591; purchased 10/23/97)(b)(f)..................................      100,000
  Terex Corp., Sr. Sub. Notes(d)................................................    1,825,000
  Terex Corp., Sr. Sub. Notes...................................................    1,476,800
  Thermadyne Holdings Corp., Deb. Notes, Zero Coupon (until 06/01/03)(b)........        1,187
                                                                                 ------------
                                                                                   39,895,588
                                                                                 ------------
Lodging & Leisure -- 4.2%
  Bally Total Fitness Holdings, Sr. Sub. Notes, Ser. D(d).......................    1,086,300
  Extended Stay America, Inc., Sr. Sub. Notes...................................    1,920,450
  Felcore Lodging L.P., Gtd. Notes..............................................    3,052,612
  Felcore Lodging L.P., Sr. Gtd. Notes..........................................    1,378,438
  Hilton Hotels, Sr. Notes......................................................      234,051
  Host Marriott Corp., Sr. Gtd. Notes(d)........................................    3,090,375
  Host Marriott L.P., Sr. Notes(d)..............................................    8,485,594
  Intrawest Corp.(d)............................................................    1,777,219
  ITT Corp.(d)..................................................................    1,216,000
  ITT Corp., Sr. Sub. Notes, Ser. B.............................................    1,061,112
  La Quinta Inns, Inc., Sr. Notes...............................................      962,500
  La Quinta Inns, Inc., Sr. Notes...............................................      967,500
  Premier Parks, Inc., Sr. Notes................................................    2,030,000
                                                                                 ------------
                                                                                   27,262,151
                                                                                 ------------
Media -- 10.4%
  Ackerley Group, Inc., Sr. Sub. Notes..........................................    3,183,750
  Alliance Atlantis, Sr. Sub. Notes.............................................    3,801,600
  American Color Graphics, Inc..................................................    4,325,625
  CanWest Media, Inc., Sr. Sub. Notes(d)........................................    3,191,250
  Echostar Broadband Corp., Sr. Notes(d)........................................    4,818,500
  Echostar DBS Corp., Sr. Notes(d)..............................................    7,979,900
  Fox Family Worldwide, Inc., Sr. Notes.........................................    1,471,250
  Fox Family Worldwide, Inc., Sr. Disc. Notes, Zero Coupon (until 11/01/02).....    4,993,750
  Gray Communications Systems, Inc., Sr. Sub. Notes(d)..........................    2,549,250
  Liberty Group Publishing, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/03).       50,400
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 03/01/03).............    1,228,500
  Lin Holdings Corp., Sr. Disc. Notes...........................................    1,802,500
  Mail-Well Corp., Sr. Sub. Notes...............................................      444,600
  Paxson Communications Corp., Gtd. Notes.......................................    1,363,375
  Phoenix Color Corp., Sr. Sub. Notes...........................................    2,800,000
  PRIMEDIA, Inc., Sr. Notes.....................................................    1,700,000
  Quebecor Media, Inc., Sr. Notes (Canada)......................................    3,736,250
  Quebecor Media, Inc., Sr. Disc. Notes, Zero Coupon (until 07/15/06) (Canada)..    2,425,000
  Radio Unica Corp., Sr. Disc. Notes, Zero Coupon (until 08/01/02)..............    1,306,250
  Sinclair Broadcast Group, Inc., Sr. Sub. Notes(d).............................    2,000,000
  Star Choice Communications, Sr. Sec'd. Notes (Canada).........................    6,210,000
  Sun Media Corp, Sr. Sub. Notes................................................      512,500
  Susquehanna Media Co., Sr. Sub. Notes.........................................    1,838,250
  XM Satellite Radio, Inc.......................................................    3,853,850
  Young Broadcasting, Inc., Sr. Sub. Notes, Ser. A..............................      706,800
                                                                                 ------------
                                                                                   68,293,150
                                                                                 ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

December 31, 2001


                                                           Moody's                     Principal
                                                           Rating    Interest Maturity  Amount      Value
                                                         (Unaudited)   Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                              ----------- -------- -------- --------- ------------
Metals & Mining -- 1.2%
  AK Steel Corp., Sr. Notes(d)..........................     B1        9.125% 12/15/06  $  850   $    869,125
  Century Aluminum Co., First Mtge. Notes...............    Ba3        11.75% 04/15/08   1,510      1,562,850
  Great Lakes Carbon Corp., Sr. Sub. Notes..............     B3        10.25% 05/15/08   2,117      1,270,200
  Kaiser Aluminum & Chemical Corp., Sr. Notes, Ser. B...     B3       10.875% 10/15/06     900        819,000
  Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes,
   (cost $681,249; purchased 07/07/98)(f)...............    Caa2       12.75% 02/01/03     680        496,400
  Sheffield Steel Corp., First Mtge. Notes(b)...........     Ca        11.50% 12/01/05   3,130        735,550
  United States Steel LLC, Gtd. Notes...................    Ba3        10.75% 08/01/08     915        873,825
  WHX Corp., Sr. Notes..................................    Caa3       10.50% 04/15/05   2,490      1,245,000
                                                                                                 ------------
                                                                                                    7,871,950
                                                                                                 ------------
Paper & Forest Products -- 1.4%
  Caraustar Industries, Inc., Sr. Sub. Notes............    Ba1        9.875% 04/01/11     660        689,700
  Doman Industries, Ltd., Sr. Notes.....................    Caa1        9.25% 11/15/07   1,630        301,550
  Gaylord Container Corp., Sr. Notes....................    Caa2        9.75% 06/15/07     820        688,800
  Louisiana-Pacific Corp., Sr. Sub. Notes(d)............    Ba2       10.875% 11/15/08     750        720,000
  Norampac, Inc., Sr. Notes(d)..........................    Ba2         9.50% 02/01/08     350        365,750
  Norske Skog Canada, Ltd., Sr. Notes (Canada)..........    Ba2        8.625% 06/15/11     750        778,125
  Riverwood International Corp., Sr. Notes..............     B3       10.625% 08/01/07     960      1,008,000
  Riverwood International Corp., Gtd. Notes.............    Caa1      10.875% 04/01/08   1,950      1,979,250
  Stone Container Corp., Sr. Notes......................     B2         9.75% 02/01/11     430        456,875
  Stone Container Corp., Sr. Sub. Notes.................     B2        11.50% 08/15/06   1,510      1,608,150
  Stone Container Corp., Sr. Sub. Notes.................     B2        12.58% 08/01/16     250        265,000
                                                                                                 ------------
                                                                                                    8,861,200
                                                                                                 ------------
Retail & Supermarkets -- 4.4%
  CSK Auto, Inc., Sr. Notes(d)..........................     B2        12.00% 06/15/06   2,230      2,246,725
  Dillard's, Inc........................................    Ba1        6.125% 11/01/03     700        670,842
  Dillard's, Inc., Ser. A...............................    Ba1         6.43% 08/01/04     820        768,852
  Fleming Cos., Inc., Gtd. Notes(d).....................    Ba3       10.125% 04/01/08   1,500      1,515,000
  Fleming Cos., Inc., Sr. Sub. Notes(d).................     B2       10.625% 07/31/07     475        453,625
  Homeland Stores, Inc., Sr. Notes(b)...................     NR        10.00% 08/01/03   4,260        809,400
  Kmart Corp., Notes(d)(g)..............................    DDD2       9.875% 06/15/08   2,000      1,658,948
  Pantry, Inc., Sr. Notes...............................     B3        10.25% 10/15/07   2,615      2,569,238
  Rite Aid Corp.(a).....................................    Caa2        6.00% 12/15/05   2,695      2,216,637
  Rite Aid Corp., Deb. Notes............................    Caa2       6.875% 08/15/13   2,000      1,400,000
  Rite Aid Corp.(d).....................................    Caa2       6.875% 12/15/28   2,800      1,813,000
  Rite Aid Corp., Deb. Notes(d).........................    Caa2        7.70% 02/15/27   3,000      2,055,000
  Rite Aid Corp., Gtd. Notes............................    Caa2       11.25% 07/01/08   2,500      2,450,000
  Saks, Inc., Gtd. Notes................................    Ba2        7.375% 02/15/19   4,500      3,262,500
  The Great Atlantic & Pacific Tea Co., Inc.............     B2         7.75% 04/15/07   2,365      2,258,575
  Winn-Dixie Stores, Inc., Gtd. Notes...................    Ba2        8.875% 04/01/08   3,000      2,865,000
                                                                                                 ------------
                                                                                                   29,013,342
                                                                                                 ------------
Technology -- 3.1%
  Amkor Technology, Inc., Sr. Notes(d)..................     B1         9.25% 05/01/06     660        630,300
  Amkor Technology, Inc., Sr. Notes(d)..................     B1         9.25% 02/15/08   2,915      2,754,675
  Ampex Corp., Sr. Notes(b).............................     NR        12.00% 03/15/03   5,000        750,000
  Electronic Retailing Systems International(e).........     NR         8.00% 08/01/04     144         10,096
  Fairchild Semiconductor Corp., Sr. Sub. Notes.........     B2        10.50% 02/01/09   1,860      1,976,250
  Flextronics International, Ltd., Sr. Sub. Notes(d)....    Ba2        9.875% 07/01/10   1,780      1,869,000
  Nortel Networks Corp., Conv...........................    Baa2        4.25% 09/01/08     900        871,875
  Nortel Networks, Ltd., Notes..........................    Baa2       6.125% 02/15/06     845        691,387
  Seagate Technology International, Gtd. Notes(d).......    Ba3        12.50% 11/15/07   1,245      1,394,400
  Unisys Corp., Sr. Notes(d)............................    Ba1         7.25% 01/15/05   7,000      6,842,500
  Unisys Corp., Sr. Notes...............................    Ba1        8.125% 06/01/06   2,000      2,010,000
  Xerox Capital Europe PLC, Gtd. Notes (United Kingdom).    Ba1        5.875% 05/15/04     950        847,364
                                                                                                 ------------
                                                                                                   20,647,847
                                                                                                 ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

December 31, 2001


                                                                                    Moody's                     Principal
                                                                                    Rating    Interest Maturity  Amount
                                                                                  (Unaudited)   Rate     Date     (000)
CORPORATE BONDS (Continued)                                                       ----------- -------- -------- ---------
Telecommunications -- 7.3%
  Alamosa Holdings, Inc., Sr. Gtd. Notes, Zero Coupon (until 02/15/02)...........    Caa1      12.875% 02/15/10  $ 6,390
  Bestel SA de CV, Sr. Disc. Notes (Mexico)......................................     NR        12.75% 05/15/05    1,000
  Birch Telecommunications, Inc., Sr. Notes(b)...................................     NR        14.00% 06/15/08    2,500
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)
   (cost $2,566,560; purchased 01/26/99)(b)(f)...................................     NR        14.00% 10/01/07    3,680
  FairPoint Communications, Inc., Sr. Sub. Notes.................................     B3        12.50% 05/01/10    2,120
  Global Crossing Holdings Ltd., Sr. Notes(b)(g).................................     Ca         9.50% 11/15/09    3,000
  Globo Communicacoes, Sr. Notes (Brazil)........................................     B1        10.50% 12/20/06    1,300
  GST Telecommunications, Inc., Conv. Sr. Disc. Notes(b).........................     NR       13.875% 12/15/05      650
  GT Group Telecom, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/05)..........    Caa1       13.25% 02/01/10    3,050
  Impsat Corp., Sr. Notes(b).....................................................     C        12.375% 06/15/08    2,540
  Intermedia Communications, Inc., Sr. Sub. Notes, Ser. B, Zero Coupon
   (until 03/01/04)..............................................................    Baa3       12.25% 03/01/09      600
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/03)....    Caa3       10.50% 12/01/08    4,760
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 03/15/05)....    Caa3      12.875% 03/15/10   18,000
  McLeodUSA, Inc., Sr. Disc. Notes, Zero Coupon (until 03/01/02)(b)..............     Ca        10.50% 03/01/07    3,395
  McLeodUSA, Inc., Sr. Notes(b)..................................................     NR        12.00% 07/15/08    2,000
  Netia Holdings, Sr. Notes(b)...................................................     Ca        10.25% 11/01/07    1,500
  Netia Holdings, Sr. Disc. Notes, Zero Coupon (until 11/01/02)(d)...............     Ca        11.25% 11/01/07    3,480
  Nextel Communications, Inc., Sr. Notes.........................................     B1        9.375% 11/15/09    5,215
  Nextel Communications, Inc., Sr. Notes(d)......................................     B1         9.50% 02/01/11    7,500
  Nextel Communications, Inc., Sr. Sub. Notes, Zero Coupon (until 09/15/02)......     B1        10.65% 09/15/07    1,000
  Nextel Partners, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/04)...........     B3        14.00% 02/01/09    1,661
  Pagemart Nationwide, Inc., Sr. Disc. Notes(b)(e)...............................    Caa2       15.00% 02/01/05    2,550
  Price Communications Wireless, Inc., Sr. Sub. Notes............................     B2        11.75% 07/15/07    1,750
  Rogers Wireless Communications, Inc., Sec'd. Notes.............................    Baa3       9.625% 05/01/11    1,300
  Sirius Satellite Radio, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/02)(d).    Caa1       15.00% 12/01/07    4,245
  Tritel PCS, Inc., Gtd. Notes...................................................     B3       10.375% 01/15/11    1,750
  Tritel PCS, Inc., Sr. Disc. Notes, Zero Coupon (until 05/15/04)................     B3        12.75% 05/15/09    4,000
  VoiceStream Wireless Corp., Sr. Disc. Notes....................................    Baa1      10.375% 11/15/09    2,496
  VoiceStream Wireless Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/04)......    Baa1      11.875% 11/15/09    6,835



Transportation -- 4.7%
  American Axle & Manufacturing, Inc., Gtd. Notes(d).............................     B1         9.75% 03/01/09      460
  AMR Corp., Deb. Notes..........................................................     B1        10.00% 04/15/21      270
  AMR Corp.(a)...................................................................     B1        10.40% 03/10/11    1,000
  AutoNation, Inc., Sr. Notes....................................................     NR         9.00% 08/01/08      375
  Calair Capital Corp., Sr. Notes................................................    Ba2        8.125% 04/01/08      400
  Collins & Aikman Products, Sr. Notes...........................................     B1        10.75% 12/31/11    3,750
  Collins & Aikman Products, Sr. Sub. Notes......................................     B2        11.50% 04/15/06    1,015
  Continental Airlines, Inc., Sr. Notes..........................................     B3         8.00% 12/15/05    1,850
  Delta Air Lines, Inc., M.T.N., Ser. C..........................................    Ba3         6.65% 03/15/04    1,450
  Delta Air Lines, Inc...........................................................    Ba3         7.70% 12/15/05    5,330
  Delta Air Lines, Inc., Sr. Notes...............................................    Ba3         8.30% 12/15/29    2,105
  Delta Air Lines, Inc., Debs....................................................    Ba3       10.375% 12/15/22    1,280
  General Motors Acceptance Corp.................................................     A2        6.875% 09/15/11    1,830
  Holt Group, Inc., Sr. Notes(b).................................................     C          9.75% 01/15/06      800
  Lear Corp., Gtd. Notes.........................................................    Ba1         8.11% 05/15/09    2,500
  MSX International, Inc., Gtd. Notes............................................     B3       11.375% 01/15/08    1,750
  Navistar International Corp., Sr. Notes, Ser. B................................    Ba1         7.00% 02/01/03      250
  Navistar International Corp., Sr. Notes........................................    Ba1        9.375% 06/01/06    1,190
  Northwest Airlines, Inc., Gtd. Notes...........................................     B2         8.52% 04/07/04    1,850
  Northwest Airlines, Inc., Gtd. Notes(d)........................................     B2        8.875% 06/01/06    1,000
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B..............................    Caa1       10.25% 12/15/07    1,180
  Stena AB, Sr. Notes (Sweden)...................................................    Ba3         8.75% 06/15/07      950
  Trism, Inc., Gtd. Notes(b).....................................................     NR        12.00% 02/15/05    1,305
  United Air Lines, Inc., Sr. Notes..............................................    Caa1        9.75% 08/15/21    1,000

                                                                                     Value
                                                                                    (Note 2)
CORPORATE BONDS (Continued)                                                       ------------
Telecommunications -- 7.3%
  Alamosa Holdings, Inc., Sr. Gtd. Notes, Zero Coupon (until 02/15/02)........... $  3,961,800
  Bestel SA de CV, Sr. Disc. Notes (Mexico)......................................      350,000
  Birch Telecommunications, Inc., Sr. Notes(b)...................................      450,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)
   (cost $2,566,560; purchased 01/26/99)(b)(f)...................................       29,440
  FairPoint Communications, Inc., Sr. Sub. Notes.................................    2,014,000
  Global Crossing Holdings Ltd., Sr. Notes(b)(g).................................      330,000
  Globo Communicacoes, Sr. Notes (Brazil)........................................      910,000
  GST Telecommunications, Inc., Conv. Sr. Disc. Notes(b).........................      195,000
  GT Group Telecom, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/05)..........      396,500
  Impsat Corp., Sr. Notes(b).....................................................      127,000
  Intermedia Communications, Inc., Sr. Sub. Notes, Ser. B, Zero Coupon
   (until 03/01/04)..............................................................      534,750
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/03)....    1,332,800
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 03/15/05)....    4,140,000
  McLeodUSA, Inc., Sr. Disc. Notes, Zero Coupon (until 03/01/02)(b)..............      662,025
  McLeodUSA, Inc., Sr. Notes(b)..................................................      460,000
  Netia Holdings, Sr. Notes(b)...................................................      240,000
  Netia Holdings, Sr. Disc. Notes, Zero Coupon (until 11/01/02)(d)...............      556,800
  Nextel Communications, Inc., Sr. Notes.........................................    4,119,850
  Nextel Communications, Inc., Sr. Notes(d)......................................    5,850,000
  Nextel Communications, Inc., Sr. Sub. Notes, Zero Coupon (until 09/15/02)......      765,000
  Nextel Partners, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/04)...........    1,038,125
  Pagemart Nationwide, Inc., Sr. Disc. Notes(b)(e)...............................      102,000
  Price Communications Wireless, Inc., Sr. Sub. Notes............................    1,907,500
  Rogers Wireless Communications, Inc., Sec'd. Notes.............................    1,339,000
  Sirius Satellite Radio, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/02)(d).    1,825,350
  Tritel PCS, Inc., Gtd. Notes...................................................    2,003,750
  Tritel PCS, Inc., Sr. Disc. Notes, Zero Coupon (until 05/15/04)................    3,400,000
  VoiceStream Wireless Corp., Sr. Disc. Notes....................................    2,832,960
  VoiceStream Wireless Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/04)......    5,940,914
                                                                                  ------------
                                                                                    47,814,564
                                                                                  ------------
Transportation -- 4.7%
  American Axle & Manufacturing, Inc., Gtd. Notes(d).............................      474,950
  AMR Corp., Deb. Notes..........................................................      231,224
  AMR Corp.(a)...................................................................      900,000
  AutoNation, Inc., Sr. Notes....................................................      381,563
  Calair Capital Corp., Sr. Notes................................................      280,000
  Collins & Aikman Products, Sr. Notes...........................................    3,759,375
  Collins & Aikman Products, Sr. Sub. Notes......................................      989,625
  Continental Airlines, Inc., Sr. Notes..........................................    1,535,500
  Delta Air Lines, Inc., M.T.N., Ser. C..........................................    1,305,000
  Delta Air Lines, Inc...........................................................    4,743,700
  Delta Air Lines, Inc., Sr. Notes...............................................    1,691,553
  Delta Air Lines, Inc., Debs....................................................    1,190,400
  General Motors Acceptance Corp.................................................    1,792,593
  Holt Group, Inc., Sr. Notes(b).................................................       24,000
  Lear Corp., Gtd. Notes.........................................................    2,529,142
  MSX International, Inc., Gtd. Notes............................................    1,402,188
  Navistar International Corp., Sr. Notes, Ser. B................................      249,062
  Navistar International Corp., Sr. Notes........................................    1,249,500
  Northwest Airlines, Inc., Gtd. Notes...........................................    1,615,068
  Northwest Airlines, Inc., Gtd. Notes(d)........................................      824,290
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B..............................      945,475
  Stena AB, Sr. Notes (Sweden)...................................................      864,500
  Trism, Inc., Gtd. Notes(b).....................................................       26,093
  United Air Lines, Inc., Sr. Notes..............................................      617,171

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

December 31, 2001


                                                                           Moody's                     Principal
                                                                           Rating    Interest Maturity  Amount      Value
                                                                         (Unaudited)   Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                              ----------- -------- -------- --------- ------------
Transportation (cont'd.)
  US Airways, Inc. Pass-thru Certs., Ser. 89-A2.........................     B2         9.82% 01/01/13 $  1,775  $    940,750
  US Airways, Inc. Pass-thru Certs., Ser. 93-A3.........................     B2       10.375% 03/01/13    1,000       540,000
                                                                                                                 ------------
                                                                                                                   31,102,722
                                                                                                                 ------------
Utilities -- 9.5%
  AES Corp., Sr. Notes(d)...............................................     Ba1        8.75% 12/15/02    1,750     1,723,750
  AES Corp., Sr. Sub. Notes.............................................     Ba2       8.875% 11/01/27    1,165       792,200
  AES Corp., Sr. Sub. Notes(d)..........................................     Ba1        9.50% 06/01/09    4,000     3,640,000
  AES Drax Energy, Ltd., Sr. Sec'd. Notes, Ser. B (Cayman Islands)......     B1        11.50% 08/30/10    1,700     1,139,000
  AES Drax Holdings, Ltd., Sr. Sec'd. Bond, Ser. B (United Kingdom).....     Ba1       10.41% 12/31/20   10,295     9,214,025
  Beaver Valley II Funding Corp., Debs..................................    Baa3        9.00% 06/01/17    4,000     4,374,056
  Calpine Corp., Sr. Notes(d)...........................................     Ba1        8.50% 02/15/11   10,000     8,950,000
  Calpine Corp., Sr. Notes(d)...........................................     Ba1        8.75% 07/15/07    5,000     4,512,955
  Midland Funding Corp., Debs...........................................     Ba3       11.75% 07/23/05    6,170     6,730,507
  Midland Funding II....................................................     Ba3       13.25% 07/23/06    2,875     3,310,169
  Mirant Americas Generation LLC, Sr. Notes.............................     Ba1        7.20% 10/01/08    1,050       927,157
  Mirant Americas Generation LLC, Sr. Notes.............................     Ba1       7.625% 05/01/06    2,500     2,279,320
  Orion Power Holdings, Inc., Sr. Notes.................................     Ba3       12.00% 05/01/10    4,900     5,880,000
  PSEG Energy Holdings, Inc., Sr. Notes.................................    Baa3       10.00% 10/01/09    4,000     4,279,344
  Reliant Energy Mid-Atlantic Power, Pass-thru Certs., Ser. C...........    Baa3       9.681% 07/02/26    1,000     1,059,340
  USEC, Inc., Sr. Notes.................................................     Ba1        6.75% 01/20/09    1,000       887,657
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands)
   (cost $2,978,000; purchased 07/31/98)(b)(f)..........................    Caa1       12.00% 10/30/07    2,958     2,810,100
                                                                                                                 ------------
                                                                                                                   62,509,580
                                                                                                                 ------------
TOTAL CORPORATE BONDS...........................................................................................  573,394,814
                                                                                                                 ------------
FOREIGN GOVERNMENT BOND -- 0.9%
  United Mexican States, (Mexico)(d)....................................    Baa3       8.375% 01/14/11    5,000     5,187,500
                                                                                                                 ------------
                                                                                                        Shares
COMMON STOCKS -- 0.4%                                                                                  ---------
  Adelphia Business Solutions, Inc., (Class B)(a).......................                                 25,755        14,938
  Classic Communications, Inc.(e)(h)....................................                                  6,000            60
  Contour Energy Co.(a).................................................                                115,200       106,560
  Delta Funding Residual Exchange Co. LLC(a)(e).........................                                  1,075       408,500
  Delta Funding Residual Management, Inc.(a)(e).........................                                  1,075            11
  Dr. Pepper Bottling Holdings, Inc., (Class B) (cost $5,226; purchased
   10/21/88)(a)(f)......................................................                                  5,807       145,175
  Geotek Communications, Inc.(a)........................................                                  4,512            45
  PFS Bancorp, Inc.(a)..................................................                                    220       330,375
  Premier Cruises, Ltd., (cost $0; purchased 09/15/99)(a)(f)............                                 74,058           740
  RCN Corp.(a)..........................................................                                    156           457
  Samuels Jewelers, Inc.(a).............................................                                 36,825         2,762
  Stage Stores, Inc.(a).................................................                                 74,715     1,718,451
  Star Gas Partners L.P.................................................                                  2,561        52,270
  Trism, Inc.(a)........................................................                                 82,628         4,958
  Waste Systems International, Inc.,
   (cost $1,970,169; purchased 02/01/99)(a)(f)..........................                                503,351         3,523
                                                                                                                 ------------
TOTAL COMMON STOCKS.............................................................................................    2,788,825
                                                                                                                 ------------
PREFERRED STOCKS -- 5.7%
  Adelphia Communications Corp., PIK, 13.00%............................                                 12,500     1,262,500
  National Restaurant Enterprises Holdings, Inc., PIK, 13.00%...........                                 33,320           333
  Century Maintenance Supplies, PIK, 13.25%.............................                                 62,516     5,438,924

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

December 31, 2001


                                                                                     Value
                                                                           Shares   (Note 2)
PREFERRED STOCKS (Continued)                                               ------- ----------
  CSC Holdings, Inc., 11.125%.............................................  40,702 $4,294,064
  CSC Holdings, Inc., PIK, 11.75%.........................................  60,000  6,450,000
  Delta Financial Corp.,10.00%(a)(e)......................................   1,075         11
  Dobson Communications, PIK, 12.25%......................................   4,905  4,806,900
  Eagle-Picher Holdings, Inc., 11.75%(a)..................................     170    221,000
  Electronic Retailing Systems International,
   (Cost $0; purchased 09/09/97)(a)(e)(f).................................   1,046         10
  Fitzgeralds Gaming, Inc., 15.00%(a).....................................  50,000     50,000
  Fresenius Medical Care, 6.00%...........................................   2,250  2,250,000
  Geneva Steel, Inc., 14.00%(a)...........................................  22,000          0
  Global Crossing Holdings, Ltd., PIK, 7.00%(b)...........................  17,103     17,103
  Intermedia Communications, Inc., PIK(a), 13.50%.........................   4,400         44
  Kaiser Government Programs, Inc., 7.00%(a)(e)...........................  39,058        391
  Kaiser Group Holdings, Inc., 7.00%(a)(e)................................  47,055        470
  Kaiser Group Holdings, Inc., 7.00%(a)(e)................................  39,058  1,367,018
  New Millenium Homes(a)(e)...............................................   3,000         30
  Paxon Communications, Inc., PIK, 13.25%.................................     886  7,527,575
  Premcor USA, Inc., 11.25%...............................................     740    222,095
  PRIMEDIA, Inc., 10.00%..................................................  44,668  2,054,728
  Sinclair Broadcast Group, Inc., PIK, 11.625%............................  10,000    940,000
  TVN Entertainment, 14.00%(a)(e)......................................... 132,720    398,160
  Viasystems, Inc., PIK, 8.00%(a).........................................  54,911    164,734
  World Access, Inc., (cost $2,000,000; purchased 02/11/00), 13.25%(a)(f).   1,435      2,869
                                                                                   ----------

TOTAL PREFERRED STOCKS..................................................................  37,468,959
                                                                                         -----------
                                                                      Expiration
                                                                         Date     Units
WARRANTS(a) -- 0.3%                                                   ---------- -------
  Allegiance Telecommunications, Inc.................................  02/03/08    3,800      68,875
  American Banknote Corp.............................................  12/01/07    2,500           0
  Ampex Corp.........................................................  03/15/03  170,000       1,700
  Asia Pulp & Paper, Ltd., (cost $0; purchased 03/09/00)(f)..........  03/15/05    1,295          13
  Bell Technology Group, Ltd.........................................  05/01/05    1,250          12
  Bestel SA..........................................................  05/15/00    2,500       3,000
  Birch Telecom, Inc.................................................  06/15/08    2,500          25
  Cellnet Data Systems, Inc..........................................  09/15/07    7,010          70
  Delta Financial Corp...............................................  12/22/10   11,395           0
  Electronic Retailing Systems(e)....................................  02/01/04    2,000          20
  GT Group Telecommunication, Inc....................................  02/01/10    3,050      15,250
  Harborside Healthcare Corp.........................................  08/01/09   27,270         273
  HFI Holdings.......................................................  09/27/09   18,093         181
  ICG Communications, Inc............................................  09/15/05   20,790         208
  Inter Act Systems, Inc.............................................  08/01/03    4,400          44
  Intermediate Act Electronic Mktg, Inc..............................  12/15/09    4,400          44
  MGC Communications, Inc............................................  01/01/49    1,950     126,750
  National Restaurant Enterprises Holdings, Inc......................  05/15/08      250           3
  Nextel Int'l, Ltd..................................................  04/15/07    1,650          16
  Pagemart, Inc......................................................  12/31/03    9,200       1,840
  Powertel, Inc......................................................  02/01/06    6,720     268,800
  Price Communications Cellular Holdings.............................  08/01/07    6,880     357,760
  Primus Telecommunications Group....................................  08/01/04    1,500          15
  R & B Falcon.......................................................  05/01/09    2,875     575,000
  Star Choice Communications, Inc., (cost $0; purchased 12/18/97)(f).  12/15/05   69,480     486,360
  Sterling Chemical Holdings, Inc....................................  08/15/08      560         336
  Tellus Corp........................................................  09/15/05   42,866           0
  USN Communications, Inc............................................  08/15/04   10,590         106
  Verado Holdings, Inc., Ser. B......................................  04/15/08    1,175          12
  Versatel Telecommunications........................................  05/15/08    2,000          20
  Wam!Net, Inc.......................................................  03/01/05    3,000          30

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

December 31, 2001


                                                                           Expiration                 Value
                                                                              Date       Units       (Note 2)
WARRANTS(a) (Continued)                                                    ---------- ------------ ------------
  Waste Systems International...........................................    01/15/06        60,000 $        600
  XM Satellite Radio, Inc...............................................    03/03/10         5,005            0
                                                                                                   ------------
TOTAL WARRANTS....................................................................................    1,907,363
                                                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $756,740,136)..........................................................................    620,747,461
                                                                                                   ------------
                                                        Moody's
                                                        Rating    Interest  Maturity   Principal
                                                      (Unaudited)   Rate      Date      Amount
SHORT-TERM INVESTMENTS -- 19.5%                       ----------- -------- ---------- ------------
OTHER CORPORATE OBLIGATIONS -- 1.0%
Banks & Financial Services -- 0.3%
  Comdisco, Inc.(b)..................................    Caa1        5.95%  04/30/02  $      1,000      770,000
  Comdisco, Inc.(b)..................................    Caa1        6.00%  01/30/02         1,870    1,421,200
                                                                                                   ------------
                                                                                                      2,191,200
                                                                                                   ------------
Cable
  Scott Cable Communications, Inc., Jr. Sub., PIK(b).     NR        16.00%  07/18/02           108       16,336
                                                                                                   ------------
Chemicals -- 0.2%
  IMC Global, Inc., Sr. Notes........................    Ba2         7.40%  11/01/02         1,100    1,142,211
                                                                                                   ------------
Industrials -- 0.3%
  Family Restaurants, Inc.(b)(e).....................     NR         0.00%  01/24/02         3,000    1,800,000
                                                                                                   ------------
Utilities -- 0.2%
  CMS Energy Corp....................................    Ba3        8.125%  05/15/02         1,500    1,510,294
                                                                                                   ------------
TOTAL OTHER CORPORATE OBLIGATIONS.................................................................    6,660,041
                                                                                                   ------------
                                                                                        Shares
                                                                                      ------------

MUTUAL FUNDS -- 18.5%
   Prudential Core Investment Fund -- Taxable Money Market Series (c) (Note 4)....     121,298,054  121,298,054
                                                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $129,747,272)...........................................................................    127,958,095
                                                                                                   ------------
TOTAL INVESTMENTS -- 114.2%
  (cost $886,487,408; Note 7)...................................................................    748,705,556
                                                                                                   ------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (14 .2)%.................................................  (92,895,867)
                                                                                                   ------------
TOTAL NET ASSETS -- 100.0%........................................................................ $655,809,689
                                                                                                   ============

The following abbreviations are used in portfolio descriptions

AB     Aktieboiag (Swedish Stock Company)
L.P.   Limited Partnership
LLC    Limited Liability Corporation (British Company)
M.T.N. Medium Term Notes
NV     Naamloze Vennootschap (Dutch Corporation)
PIK    Payment in kind securities
PLC    Public Limited Company (British Corporation)
SA     Sociedad Anonmia (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.
(b)Represents issuer in default of interest payments, non-income producing security.
(c)Represents all or a portion of security purchased with cash collateral received for securities on loan.
(d)Portion of securities on loan with an aggregate market value of $98,862,568; cash collateral of $101,845,506 was received with which the portfolio purchased securities.
(e)Indicates a fair valued security. The aggregate value, $5,786,365 is approximately 0.9% of net assets.
(f)Indicates a restricted security; the aggregate cost of the restricted securities is $16,066,198. The aggregate value, $4,244,860 is approximately 0.6% of net assets.
(g)Subsequent to December 31, 2001, the issuer declared bankruptcy and is default of interest payments.
(h)Represents issuer in bankruptcy, non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

                            MONEY MARKET PORTFOLIO

December 31, 2001


                                                              Principal
                                            Interest Maturity  Amount      Value
                                              Rate     Date     (000)     (Note 2)
                                            -------- -------- --------- ------------
Bank Notes -- 0.8%
  American Express Centurion Bank (a)...... 2.08125% 11/06/02  $ 7,000  $  7,000,000
  Bank One N.A. (a)........................  2.4525% 01/24/02    5,000     5,000,344
                                                                        ------------
                                                                          12,000,344
                                                                        ------------
Certificates of Deposit - Yankee -- 18.0%
  Abbey National Treasury..................  2.1225% 10/10/02   20,000    19,992,274
  Abbey National Treasury..................    2.63% 12/27/02   25,000    24,995,141
  Bank of Nova Scotia......................    1.83% 06/10/02   25,000    24,796,667
  Bank of Nova Scotia......................    4.39% 05/03/02   20,000    19,999,351
  Canadian Imperial Bank of Commerce.......    2.12% 12/13/02   50,000    49,995,304
  Deutsche Bank AG.........................    2.03% 02/08/02   20,000    20,000,000
  Dresdner Bank AG.........................    5.07% 02/06/02   25,000    24,999,287
  Landesbank Baden - Wurttemberg...........    3.71% 01/15/02   32,000    32,000,030
  Royal Bank of Canada.....................    5.07% 02/13/02   25,000    24,998,235
  Svenska Handelsbanken AB.................    5.00% 02/07/02   10,000    10,000,000
  Svenska Handelsbanken AB.................    4.11% 07/08/02   18,000    18,000,000
                                                                        ------------
                                                                         269,776,289
                                                                        ------------
Commercial Paper -- 60.0%
  Alliance & Leicester.....................    1.87% 05/28/02    5,248     5,207,927
  American General Corp....................    1.70% 01/02/02   31,000    30,998,536
  American Home Products Corp..............    2.10% 01/23/02    3,200     3,195,893
  American Home Products Corp..............    2.25% 03/06/02    2,597     2,586,612
  American Honda Finance Corp..............    1.85% 01/31/02   24,275    24,237,576
  Aventis..................................    1.95% 01/15/02   20,000    19,984,833
  Barclays Bank PLC........................    1.80% 03/04/02   75,000    75,000,000
  BellSouth Corp...........................    1.85% 01/25/02   23,751    23,721,707
  Black Forest Funding Corp................    1.98% 01/17/02   17,000    16,985,040
  Brahms Funding Corp......................    2.12% 01/14/02   12,230    12,220,637
  Caisse Nationale Des Caisses.............    1.81% 06/12/02   15,480    15,353,915
  Clipper Receivables Corp.................    2.40% 01/14/02   20,000    19,982,667
  Den Norske Bank ASA......................    1.80% 03/04/02   17,000    16,947,300
  Den Norske Bank ASA......................    1.89% 03/04/02   27,222    27,133,392
  Dexia Delaware...........................    1.80% 01/14/02   29,500    29,480,825
  Enterprise Funding Corp..................    2.00% 01/24/02    3,199     3,194,912
  Enterprise Funding Corp..................    2.05% 02/01/02    7,000     6,987,643
  Falcon Asset Securitization Corp.........    1.95% 02/06/02   27,758    27,703,872
  FCAR Owner Trust Series II...............    2.04% 03/08/02   25,000    24,906,500
  Intrepid Funding Master Trust............    2.04% 02/25/02    6,000     5,981,300
  Intrepid Funding Master Trust............    2.39% 01/11/02   26,000    25,982,739
  Johnson Controls, Inc....................    2.25% 01/02/02    8,000     7,999,500
  Landesbank Scheswig Holstein Bank........    1.90% 02/12/02    5,000     4,988,917
  Market Street Funding Corp...............    1.95% 01/22/02   28,000    27,968,150
  Nestle Capital Corp......................    1.82% 02/28/02   10,000     9,970,678
  Nyala Funding LLC........................    2.15% 01/24/02    3,700     3,694,918
  Nyala Funding LLC........................    1.84% 01/25/02   40,000    39,950,933
  Preferred Receivables Funding Corp.......    2.02% 01/14/02   11,000    10,991,976
  Preferred Receivables Funding Corp.......    1.90% 01/24/02   20,000    19,975,722
  Prudential PLC...........................    1.80% 02/22/02   25,000    24,935,000
  San Paolo U.S. Finance Co................    1.87% 04/30/02   24,092    23,943,078
  Santander Hispano Finance Delaware, Inc..    1.88% 06/06/02   20,000    19,837,067
  Spintab/Swedmortgage AB..................    2.30% 02/20/02   25,000    24,920,139
  Spintab/Swedmortgage AB..................    1.94% 02/27/02   38,000    37,883,277
  Swedbank, Inc............................    1.85% 03/12/02    7,300     7,273,740
  Sweetwater Capital Corp..................    1.95% 01/28/02   17,317    17,291,674
  Telstra Corp., Ltd.......................    2.08% 02/07/02    8,000     7,982,898
  Toyota Motor Credit Co...................    1.87% 01/23/02   12,449    12,434,774
  Tyco International Group SA..............    2.10% 01/18/02    3,000     2,997,025
  Tyco International Group SA..............    2.05% 02/15/02   16,000    15,959,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

December 31, 2001


                                                                                       Interest Maturity Amount      Value
                                                                                         Rate     Date   (000)      (Note 2)
Commercial Paper (cont'd.)                                                             -------- -------- ------- --------------
  UBS AG..............................................................................    4.25% 05/16/02 $15,000 $   15,000,000
  UBS Finance Del LLC (a).............................................................    1.80% 01/02/02  52,846     52,843,358
  Verizon Global Funding Corp.........................................................    2.00% 01/25/02  25,000     24,966,666
  Verizon Global Funding Corp.........................................................    1.85% 01/30/02  40,000     39,940,389
  Volkswagen of America, Inc..........................................................    1.85% 01/28/02  30,000     29,958,375
                                                                                                                 --------------
                                                                                                                    901,501,080
                                                                                                                 --------------
Certificates of Deposit-Domestic -- 5.0%
  Chase Manhattan Bank................................................................    2.00% 02/20/02  75,000     75,000,000
                                                                                                                 --------------
Certificate of Deposit-Eurodollar -- 4.6%
  Banca Intesa SpA....................................................................    1.95% 03/04/02  15,000     15,000,772
  Bank of Scotland....................................................................    2.15% 03/28/02  25,000     25,005,866
  ING Bank, NV........................................................................    3.63% 01/28/02  30,000     29,999,550
                                                                                                                 --------------
                                                                                                                     70,006,188
                                                                                                                 --------------
Other Corporate Obligations -- 10.3%
  Allstate Life Insurance (cost $7,000,000; purchased 4/30/01)(a)(b)..................    2.40% 05/01/02   7,000      7,000,000
  Associates Corp. N.A. (cost $14,000,000; purchased 11/2/00)(a)(b)...................    2.64% 01/03/02  14,000     14,000,031
  Bank One Corp.(a)...................................................................    2.50% 01/28/02   5,000      5,000,736
  Bishop's Gate Residential Mortgage Trust (cost $5,000,000; purchased 3/30/01)(a)(b). 2.26375% 03/20/02   5,000      5,000,000
  FCC National Bank(a)................................................................ 2.08125% 05/15/02   3,000      3,000,781
  First Bank Systems, Inc.(a).........................................................    2.07% 07/17/02   3,200      3,202,758
  GE Capital Assurance Co. (cost $7,000,000; purchased 7/20/01)(a)(b).................  2.0125% 07/22/02   7,000      7,000,000
  Goldman Sachs Group LP (cost $45,000,000; purchased 6/27/00)(a)(b)..................    2.02% 01/14/03  45,000     45,000,000
  Merrill Lynch & Co., Inc.(a)........................................................    1.97% 01/15/02   4,000      4,000,165
  Merrill Lynch & Co., Inc.(a)........................................................ 2.16625% 11/13/02  20,000     20,037,277
  Metropolitan Life Insurance (cost $9,000,000; purchased 2/6/01)(a)(b)...............    2.31% 07/02/02   9,000      9,000,000
  Morgan Stanley Group, Inc.(a)....................................................... 1.95563% 08/15/02  25,000     25,000,000
  Travelers Insurance Co. (cost $7,000,000; purchased 7/6/00)(a)(b)................... 2.12375% 07/08/02   7,000      7,000,000
                                                                                                                 --------------
                                                                                                                    154,241,748
                                                                                                                 --------------
U.S. Government Obligations -- 5.6%
  Federal Home Loan Mortgage Corp.....................................................    5.50% 05/15/02  10,000     10,134,608
  Federal Home Loan Mortgage Corp.....................................................    6.25% 10/15/02  25,000     25,661,795
  Federal National Mortgage Association...............................................    1.98% 02/07/02  30,000     29,938,950
  Federal National Mortgage Association...............................................   6.625% 01/15/02  12,840     12,852,413
  Federal National Mortgage Association...............................................   6.625% 04/15/02   5,000      5,064,070
                                                                                                                 --------------
                                                                                                                     83,651,836
                                                                                                                 --------------
TOTAL INVESTMENTS -- 104.3%
 (amortized cost $1,566,177,485;(c))............................................................................  1,566,177,485
                                                                                                                 --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.3)%.................................................................    (64,324,464)
                                                                                                                 --------------
TOTAL NET ASSETS -- 100.0%...................................................................................... $1,501,853,021
                                                                                                                 ==============

The following abbreviations are used in portfolio descriptions:

         AG   Aktiengesellschaft (German Stock Company)
         ASA  Allmennaksjeselskae (Norwegian Company)
         LLC  Limited Liability Company
         LP   Limited Partnership
         N.A. National Association
         NV   Naamloze Vennootschap (Dutch Corporation)
         PLC  Public Limited Company (British Corporation)
         SA   Sociedad Anonmia (Spanish Corporation) or Societe Anonyme
              (French Corporation)
         SpA  Societa per Azioni (Italian Corporation)

(a)Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2001.
(b)Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $94,000,000 and represents 6.3% of net assets.
(c)The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

December 31, 2001



  The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2001 was as follows:

                 Commercial Banks.....................  50.7%
                 Asset Backed Securities..............  15.9%
                 Phone Company Communications.........   6.7%
                 Security Broker to Dealer............   6.7%
                 Federal Credit Agencies..............   5.9%
                 Motor Vehicle Parts..................   4.7%
                 Mortgage Bankers.....................   4.4%
                 Life Insurance.......................   3.9%
                 Pharmaceuticals......................   1.8%
                 General Industrial Machinery.........   1.4%
                 Personal Credit Institutes...........   0.9%
                 Food & Kindred Products..............   0.7%
                 Bank Holding Companies...............   0.6%
                                                       -----
                                                       104.3%
                 Liabilities in excess of other assets  (4.3)%
                                                       -----
                                                       100.0%
                                                       =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

                          NATURAL RESOURCES PORTFOLIO

December 31, 2001



        LONG-TERM INVESTMENTS -- 98.4%                        Value
                                                  Shares     (Note 2)
        COMMON STOCKS                            --------- ------------
        Aluminum --  1.2%
          Century Aluminum Co...................   128,600 $  1,718,096
          Kaiser Aluminum Corp.(a).............. 1,390,800    2,253,096
                                                           ------------
                                                              3,971,192
                                                           ------------
        Business Services -- 0.4%
          Foster Wheeler, Ltd...................   263,700    1,344,870
                                                           ------------
        Diversified Manufacturing -- 0.9%
          FMC Corp.(a)..........................    50,800    3,022,600
                                                           ------------
        Forest Products -- 0.9%
          Fletcher Challenge Forests, Ltd., ADR.
          (New Zealand)(a)......................   310,800      276,612
          TimberWest Forest Corp................   343,600    2,806,131
                                                           ------------
                                                              3,082,743
                                                           ------------
        Gold -- 10.3%
          Agnico-Eagle Mines, Ltd...............   332,600    3,282,762
          AngloGold, Ltd., ADR (Canada).........   163,976    2,961,407
          Avgold, Ltd., ADR (South Africa)(a)...   136,000      642,654
          Bema Gold Corp.(a)....................   504,500      161,440
          Coeur d'Alene Mines Corp.(a)..........    67,225       53,108
          Durban Roodepoort Deep, Ltd., ADR
           (South Africa)(a).................... 2,171,800    2,997,084
          European Goldfields, Ltd.(a)..........    38,400       75,989
          Francisco Gold Corp.(a)...............    83,000      349,353
          Gold Fields, Ltd., ADR
           (South Africa).......................   217,343    1,051,940
          Goldcorp, Inc.........................   486,800    5,924,356
          Golden Star Resources, Ltd.(a)........   243,700      141,346
          Harmony Gold Mining, ADR
           (South Africa).......................   507,700    3,305,127
          IAMGOLD Corp..........................   893,800    2,302,161
          Kinross Gold Corp.(a)................. 1,976,000    1,477,221
          Meridian Gold, Inc.(a)................   527,700    5,420,213
          Repadre Capital Corp.(a).............. 1,511,300    4,224,956
          TVX Gold, Inc.........................    82,160       35,329
          Western Areas, Ltd., ADR
           (South Africa)(a)....................   149,100      287,137
                                                           ------------
                                                             34,693,583
                                                           ------------
        Metals - Non Ferrous -- 8.0%
          Apex Silver Mines, Ltd.(a)............   496,200    4,962,000
          Cameco Corp...........................   215,100    5,303,854
          Freeport-McMoRan Copper & Gold, Inc.,
           (Class "A" Stock)(a).................   518,500    6,688,650
          Gabriel Resources, Ltd.(a)............   384,000      844,327
          Ivanhoe Mines, Ltd.(a)................   594,300      780,304
          Korea Zinc Co., Ltd...................   350,000    5,329,273
          Platinum Group Metals, Ltd.
           (Canada)(a)..........................   741,600      139,766
          USEC, Inc.............................   417,600    2,990,016
                                                           ------------
                                                             27,038,190
                                                           ------------
        Mineral Resources -- 3.2%
          Aber Diamond Corp.(a).................   187,500    2,361,713
          Massey Energy Co......................   190,200    3,942,846
          Peabody Energy Corp...................   163,400    4,606,246
                                                           ------------
                                                             10,910,805
                                                           ------------

                                                             Value
         COMMON STOCKS                             Shares   (Note 2)
         (Continued)                               ------- -----------
         Oil & Gas Equipment -- 10.4%
           Cooper Cameron Corp.(a)................  92,200 $ 3,721,192
           FMC Technologies, Inc.(a).............. 118,600   1,950,970
           Grant Prideco, Inc.(a)................. 225,100   2,588,650
           Hydril Co.(a).......................... 101,400   1,787,682
           Lone Star Technologies, Inc.(a)........  95,900   1,687,840
           Maverick Tube Corp.(a)................. 470,200   6,089,090
           NATCO Group, Inc. (Class "A" Stock)(a).  59,900     419,300
           National-Oilwell, Inc.(a).............. 193,000   3,977,730
           Smith International, Inc.(a)........... 236,400  12,675,768
                                                           -----------
                                                            34,898,222
                                                           -----------
         Oil & Gas Exploration & Production -- 27.7%
           Apache Corp............................  79,860   3,983,417
           Brigham Exploration Co.(a).............  91,300     273,900
           Burlington Resources, Inc..............  76,650   2,877,441
           Canadian Natural Resources, Ltd........ 112,393   2,704,973
           Devon Energy Corp...................... 104,536   4,040,316
           Encore Aquisition Co.(a)............... 289,500   3,853,245
           FX Energy, Inc.(a)..................... 109,800     215,208
           Genoil, Inc.(a)........................ 493,267      65,075
           KCS Energy, Inc.(a)....................   3,915     860,383
           McMoRan Exploration Co.(a)............. 113,600     657,744
           Miller Exploration Co.(a).............. 100,200      78,156
           Newfield Exploration Co.(a)............ 363,600  12,911,436
           Noble Affiliates, Inc.................. 111,300   3,927,777
           Pioneer Natural Resources Co.(a)....... 562,560  10,834,906
           Quicksilver Resources, Inc.(a)......... 135,200   2,575,560
           Suncor Energy, Inc..................... 250,900   8,259,304
           Talisman Energy, Inc................... 147,440   5,591,842
           Tom Brown, Inc.(a)..................... 206,200   5,569,462
           Western Gas Resources, Inc............. 592,700  19,156,064
            XTO Energy, Inc....................... 261,675   4,579,312
                                                           -----------
                                                            93,015,521
                                                           -----------
         Oil & Gas Refinery -- 2.1%
           Valero Energy Corp..................... 187,900   7,162,748
                                                           -----------
         Oil & Gas Services -- 16.5%
           B.J. Services Co.(a)................... 560,800  18,197,960
           Bouygues Offshore, SA, ADR (France).... 156,300   2,821,215
           ENSCO International, Inc............... 153,500   3,814,475
           Grey Wolf, Inc.(a)..................... 343,800   1,021,086
           Nabors Industries, Inc.(a)............. 207,800   7,133,774
           Oil States International, Inc.(a)...... 433,500   3,944,850
           Pride International, Inc.(a)........... 118,900   1,795,390
           Stolt Offshore, SA, ADR
            (United Kingdom)(a)................... 301,900   2,717,100
           Tesco Corp.(a)......................... 206,500   1,717,590
           Torch Offshore, Inc.(a)................  58,300     349,800
           W-H Energy Services, Inc.(a)........... 178,100   3,392,805
           Weatherford International, Inc.(a)..... 225,100   8,387,226
                                                           -----------
                                                            55,293,271
                                                           -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

December 31, 2001


                                                                Value
         COMMON STOCKS                        Shares           (Note 2)
         (Continued)                        -----------      ------------
         Platinum -- 16.8%
           Anglo American Platinum, Ltd.,
            ADR (South Africa).............     518,269      $ 19,304,950
           Impala Platinum Holdings, Ltd.,
            ADR (South Africa).............     479,300        22,472,604
           Stillwater Mining Co.(a)........     786,450        14,549,325
                                                             ------------
                                                               56,326,879
                                                             ------------
         TOTAL COMMON STOCKS
          (cost $284,503,810)...............................  330,760,624
                                                             ------------
                                              Units
         WARRANTS                           -----------
         Metals - Non Ferrous
           Apex Silver Mines, Ltd.,
            expiring 11/4/02(a)
            (cost $0)......................     160,000            48,000
                                                             ------------
         TOTAL LONG-TERM INVESTMENTS
          (cost $284,503,810)...............................  330,808,624
                                                             ------------

         SHORT-TERM                           Shares
         INVESTMENT -- 1.7%                 -----------
         Mutual Fund
           Prudential Core Investment Fund
            Taxable - Money Market Series
            (cost $5,784,847; Note 4)......   5,784,847         5,784,847
                                                             ------------
         TOTAL INVESTMENTS -- 100.1%
          (cost $290,288,657; Note 7).......................  336,593,471
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (0.1)%..................................     (464,191)
                                                             ------------
         ASSETS NET -- 100.0%............................... $336,129,280
                                                             ============

The following abbreviations are used in portfolio descriptions:

             ADR American Depository Receipt
             SA Sociedad Anonmia (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

                         PRUDENTIAL JENNISON PORTFOLIO
December 31, 2001


       LONG-TERM INVESTMENTS -- 99.3%                         Value
                                                 Shares      (Note 2)
       COMMON STOCKS -- 99.2%                   --------- --------------
       Advertising -- 2.0%
         Omnicom Group, Inc....................   515,300 $   46,042,055
                                                          --------------
       Aerospace -- 1.1%
         Northrop Grumman Corp.................   238,300     24,023,023
                                                          --------------
       Banks and Savings & Loans -- 1.8%
         Bank One Corp......................... 1,010,700     39,467,835
                                                          --------------
       Commercial Services -- 0.9%
         Concord EFS, Inc.(a)..................   617,400     20,238,372
                                                          --------------
       Computers -- 6.4%
         Dell Computer Corp.(a)................ 1,572,200     42,732,396
         Hewlett-Packard Co....................   375,200      7,706,608
         International Business Machines Corp.
          (IBM)................................   558,500     67,556,160
         Sun Microsystems, Inc.(a)............. 2,175,500     26,758,650
                                                          --------------
                                                             144,753,814
                                                          --------------
       Computer Software & Services -- 6.2%
         Cisco Systems, Inc.(a)................ 2,092,900     37,902,419
         Microsoft Corp.(a).................... 1,215,000     80,493,750
         Oracle Corp.(a)....................... 1,256,600     17,353,646
         SAP AG, ADR(b)........................    86,700      2,768,331
                                                          --------------
                                                             138,518,146
                                                          --------------
       Cosmetics & Soaps -- 0.8%
         Gillette Co. (The)....................   570,800     19,064,720
                                                          --------------
       Diversified Operations -- 5.8%
         General Electric Co................... 1,704,600     68,320,368
         Tyco International, Ltd............... 1,058,800     62,363,320
                                                          --------------
                                                             130,683,688
                                                          --------------
       Drugs & Medical Supplies -- 19.2%
         Abbott Laboratories...................   827,100     46,110,825
         American Home Products Corp...........   853,600     52,376,896
         Amgen, Inc.(a)........................   571,700     32,266,748
         Aventis S.A.(a).......................   382,600     27,164,600
         Baxter International, Inc.............   674,200     36,157,346
         Genetech, Inc.(a).....................   736,000     39,928,000
         Johnson & Johnson..................... 1,017,600     60,140,160
         MedImmune, Inc.(a)....................   402,900     18,674,415
         Pfizer, Inc........................... 1,379,000     54,953,150
         Pharmacia Corp........................   782,994     33,394,694
         Sepracor, Inc.(a).....................   520,800     29,716,848
                                                          --------------
                                                             430,883,682
                                                          --------------
       Electronics -- 5.9%
         Applied Materials, Inc.(a)............   345,000     13,834,500
         ARM Holdings PLC, ADR(a)..............   148,500      2,315,115
         Intel Corp............................ 1,910,600     60,088,370
         Maxim Integrated Products, Inc.(a)....    74,900      3,932,999
         STMicroelectronics NV, ADR
          (Switzerland)........................   271,600      8,601,572
         Texas Instruments, Inc................ 1,574,600     44,088,800
                                                          --------------
                                                             132,861,356
                                                          --------------
       Financial Services -- 10.5%
         Citigroup, Inc........................ 1,693,100     85,467,688
         Goldman Sachs Group, Inc..............   372,900     34,586,475
         Household International, Inc..........   541,500     31,374,510

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Financial Services (cont'd.)
        MBNA Corp...............................   790,400 $   27,822,080
        Merrill Lynch & Co., Inc................   548,400     28,582,608
        Morgan Stanley Dean Witter & Co.........   515,640     28,844,902
                                                           --------------
                                                              236,678,263
                                                           --------------
      Food & Beverage -- 2.6%
        PepsiCo, Inc............................ 1,200,500     58,452,345
                                                           --------------
      Insurance -- 5.6%
        American International Group, Inc.......   937,837     74,464,258
        Hartford Financial Services Group, Inc.
         (The)..................................   394,800     24,805,284
        XL Capital, Ltd. (Class "A" Stock)......   299,600     27,371,456
                                                           --------------
                                                              126,640,998
                                                           --------------
      Internet Services --  0.5%
        eBay, Inc.(a)...........................   169,500     11,339,550
                                                           --------------
      Leisure -- 0.9%
        Marriott International, Inc. (Class "A"
         Stock).................................   479,700     19,499,805
                                                           --------------
      Manufacturing -- 1.2%
        Minnesota Mining and Manufacturing
         Co. (3M)...............................   222,200     26,266,262
                                                           --------------
      Media -- 7.3%
        AOL Time Warner, Inc.(a)................   742,900     23,847,090
        Liberty Media Corp. (Class "A"
         Stock)(a).............................. 2,930,900     41,032,600
        New York Times Co. (The) (Class "A"
         Stock).................................   432,300     18,696,975
        Univision Communications, Inc.(a).......   548,200     22,180,172
        Viacom, Inc.(a)......................... 1,301,419     57,457,649
                                                           --------------
                                                              163,214,486
                                                           --------------
      Motorcycles -- 0.6%
        Harley-Davidson, Inc....................   235,900     12,811,729
                                                           --------------
      Oil & Gas Services -- 2.8%
        Halliburton Co..........................   469,300      6,147,830
        Schlumberger, Ltd....................... 1,037,900     57,032,605
                                                           --------------
                                                               63,180,435
                                                           --------------
      Retail -- 11.7%
        BJ's Wholesale Club, Inc.(a)............   343,800     15,161,580
        Bed Bath & Beyond, Inc.(a)..............   605,000     20,509,500
        Home Depot, Inc......................... 1,242,400     63,374,824
        Kohl's Corp.(a).........................   932,300     65,671,212
        Lowe's Cos., Inc........................   333,900     15,496,299
        Tiffany & Co............................ 1,092,200     34,371,534
        Wal-Mart Stores, Inc....................   834,500     48,025,475
                                                           --------------
                                                              262,610,424
                                                           --------------
      Semiconductor Equipment -- 1.1%
        KLA-Tencor Corp.(a).....................   265,400     13,153,224
        Novellus Systems, Inc.(a)...............   293,700     11,586,465
                                                           --------------
                                                               24,739,689
                                                           --------------
      Telecommunications -- 4.3%
        Nokia Corp., ADR (Finland).............. 1,472,200     36,113,066
        Sprint Corp. (PCS Group)(a)............. 1,028,800     25,113,008

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

December 31, 2001


                                                            Value
        COMMON STOCKS                         Shares       (Note 2)
        (Continued)                          ---------- --------------
        Telecommunications (cont'd.)
          Vodafone Air Touch Group PLC, ADR
           (United Kingdom).................  1,382,081 $   35,491,840
                                                        --------------
                                                            96,717,914
                                                        --------------
        TOTAL COMMON STOCKS
          (cost $ 2,233,145,846).....................    2,228,688,591
                                                        --------------

                                             Principal
                                              Amount
                                               (000)
        LONG-TERM BONDS -- 0.1%              ----------
        U.S. Government Obligations
          United States Treasury Note,
           3.5%, 01/15/11(c)
           (cost $1,013,168)................   $1,000        1,013,168
                                                        --------------
        TOTAL LONG-TERM INVESTMENTS
          (cost $2,234,159,014)......................    2,229,701,759
                                                        --------------
        SHORT-TERM                             Shares
        INVESTMENT -- 0.9%                   ----------
        Mutual Fund
          Prudential Core Investment Fund -
           Taxable Money Market Series,
           (cost $21,000,230; Note 4)....... 21,000,230     21,000,230
                                                        --------------
        TOTAL INVESTMENTS -- 100.2%
         (cost $2,255,159,244; Note 7).................  2,250,701,989
        LIABILITIES IN EXCESS OF OTHER
         ASSETS --  (0.2)%.............................     (4,266,430)
                                                        --------------
        NET ASSETS -- 100.0%........................... $2,246,435,559
                                                        ==============

The following abbreviations are used in portfolio descriptions:

             ADR  American Depository Receipt.
             AG   Aktiengesellschaft (German Stock Company)
             NV   Naamloze Vennootschap (Dutch Corporation)
             PLC  Public Limited Company (British Corporation)
             S.A. Sociedad Anonmia (Spanish Corporation) or Societe
                  Anonyme (French Corporation)

(a)Non-income producing security.
(b)Portion of securities on loan with an aggregate market value of $942,414.
(c)Represents the security received as collateral for securities on loan.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

                     SMALL CAPITALIZATION STOCK PORTFOLIO

December 31, 2001



        LONG-TERM INVESTMENTS -- 95.7%                         Value
                                                     Shares   (Note 2)
        COMMON STOCKS                                ------ ------------
        Advertising -- 0.3%
          ADVO, Inc.(a)............................. 31,600 $  1,358,800
          Penton Media, Inc......................... 49,500      309,870
                                                            ------------
                                                               1,668,670
                                                            ------------
        Aerospace -- 1.1%
          AAR Corp.................................. 41,850      377,068
          Alliant Techsystems, Inc.(a).............. 38,125    2,943,250
          BE Aerospace, Inc.(a)..................... 49,800      456,666
          GenCorp, Inc.............................. 66,300      935,493
          Kaman Corp. (Class "A" Stock)............. 34,700      541,320
          Trimble Navigation, Ltd.(a)............... 37,700      611,117
          Triumph Group, Inc.(a).................... 24,600      799,500
                                                            ------------
                                                               6,664,414
                                                            ------------
        Agricultural Products & Services -- 0.2%
          Delta & Pine Land Co...................... 59,800    1,353,274
                                                            ------------
        Airlines -- 0.9%
          Atlantic Coast Airlines Holdings, Inc.(a). 66,900    1,558,101
          Frontier Airlines, Inc.(a)................ 43,500      739,500
          Mesa Air Group, Inc.(a)................... 52,500      394,800
          Midwest Express Holdings, Inc.(a)......... 21,400      312,440
          SkyWest, Inc.............................. 87,100    2,216,695
                                                            ------------
                                                               5,221,536
                                                            ------------
        Apparel -- 1.1%
          Chico's FAS, Inc.(a)...................... 41,350    1,641,595
          Fossil, Inc.(a)........................... 46,600      978,600
          Genesco, Inc.(a).......................... 34,000      705,840
          Pacific Sunwear of California, Inc.(a).... 50,400    1,029,168
          Phillips-Van Heusen Corp.................. 42,600      464,340
          Russell Corp.............................. 49,500      742,995
          Wolverine World Wide, Inc................. 64,312      967,896
                                                            ------------
                                                               6,530,434
                                                            ------------
        Appliances & Home Furnishings -- 0.1%
          Applica, Inc.(a).......................... 35,800      322,558
          Salton, Inc.(a)(b)........................ 17,800      336,064
                                                            ------------
                                                                 658,622
                                                            ------------
        Autos - Cars & Trucks -- 0.4%
          Midas, Inc................................ 23,100      265,650
          Myers Industries, Inc..................... 36,921      503,972
          Standard Motor Products, Inc.............. 19,300      268,270
          TBC Corp.(a).............................. 32,500      435,175
          Titan International, Inc.................. 32,000      151,680
          Tower Automotive, Inc.(a)................. 68,400      617,652
          Wabash National Corp...................... 35,700      278,460
                                                            ------------
                                                               2,520,859
                                                            ------------
        Banks and Savings & Loans -- 5.5%
          American Financial Holdings, Inc.(b)...... 35,900      912,219
          Anchor BanCorp Wisconsin, Inc............. 38,100      675,894
          Boston Private Financial Holdgs, Inc...... 34,100      752,587
          Chittenden Corp........................... 49,900    1,377,240
          Commercial Federal Corp................... 79,725    1,873,538
          Community First Bankshares, Inc........... 63,900    1,641,591
          Cullen/Frost Bankers, Inc................. 80,100    2,473,488
          Dime Community Bancshares(b).............. 26,500      743,590
          Downey Financial Corp..................... 43,844    1,808,565

                                                                Value
       COMMON STOCKS                                 Shares    (Note 2)
       (Continued)                                   ------- ------------
       Banks and Savings & Loans (cont'd.)
         East West Bancorp, Inc.....................  35,800 $    921,850
         First Bancorp/Puerto Rico..................  41,300    1,177,050
         First Midwest Bancorp, Inc.................  78,800    2,300,172
         First Republic Bank(a).....................  21,100      509,565
         FirstFed Financial Corp.(a)................  26,800      686,884
         GBC Bancorp................................  18,200      536,900
         Provident Bankshares Corp..................  39,848      968,306
         Riggs National Corp........................  44,200      617,474
         Southwest Bancorporation of Texas, Inc.(a).  51,000    1,543,770
         Staten Island Bancorp, Inc................. 103,200    1,683,192
         Sterling Bancshares, Inc...................  65,350      818,182
         Susquehanna Bancshares, Inc................  60,900    1,269,765
         TrustCo Bank Corp.(b)...................... 110,804    1,392,806
         UCBH Holdings, Inc.........................  29,300      833,292
         United Bankshares, Inc.....................  64,500    1,861,470
         Washington Federal, Inc....................  89,580    2,309,373
         Whitney Holding Corp.......................  40,900    1,793,465
                                                             ------------
                                                               33,482,228
                                                             ------------
       Chemicals -- 2.3%
         Arch Chemicals, Inc........................  34,500      800,400
         Cambrex Corp...............................  39,700    1,730,920
         Chemed Corp................................  15,300      518,670
         Chemfirst, Inc.............................  22,000      527,340
         Georgia Gulf Corp..........................  49,200      910,200
         MacDermid, Inc.............................  48,800      827,160
         Mississippi Chemical Corp..................  40,572      114,819
         OM Group, Inc.(b)..........................  37,200    2,462,268
         Omnova Solutions, Inc......................  61,400      417,520
         Penford Corp...............................  11,600      144,420
         PolyOne Corp............................... 145,700    1,427,860
         Quaker Chemical Corp.......................  14,100      290,460
         Scotts Co. (Class "A" Stock)(a)............  44,400    2,113,440
         TETRA Technologies, Inc.(a)................  21,600      452,520
         WD-40 Co...................................  24,000      639,600
         Wellman, Inc...............................  49,300      763,657
                                                             ------------
                                                               14,141,254
                                                             ------------
       Collectibles & Gifts -- 0.3%
         Action Performance Cos., Inc.(a)...........  24,900      762,189
         Department 56, Inc.(a).....................  20,000      172,000
         Enesco Group, Inc.(a)......................  21,200      133,560
         Lennox International, Inc..................  87,200      845,840
                                                             ------------
                                                                1,913,589
                                                             ------------
       Commercial Services -- 3.2%
         ABM Industries, Inc........................  36,900    1,156,815
         Arbitron, Inc.(a)..........................  45,300    1,546,995
         Bowne & Co., Inc...........................  51,300      656,640
         Central Parking Corp.......................  55,750    1,094,930
         Consolidated Graphics, Inc.(a).............  20,200      388,850
         CPI Corp...................................  11,900      197,540
         Dendrite International, Inc.(a)............  61,450      862,143
         F.Y.I., Inc.(a)............................  25,600      857,600
         Franklin Covey Co.(a)......................  30,800      185,724
         Global Payments, Inc.......................  56,220    1,933,968
         Hooper Holmes, Inc......................... 100,700      901,265
         Information Holdings, Inc.(a)..............  33,600      951,216

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

December 31, 2001


                                                              Value
        COMMON STOCKS                              Shares    (Note 2)
        (Continued)                                ------- ------------
        Commercial Services (cont'd.)
          Information Resources, Inc.(a)..........  45,100 $    374,330
          Insurance Auto Auctions, Inc.(a)........  18,200      264,082
          John H. Harland Co......................  45,100      996,710
          Kroll, Inc.(a)..........................  34,800      525,480
          Labor Ready, Inc.(a)....................  62,850      321,164
          MAXIMUS, Inc.(a)........................  33,300    1,400,598
          MemberWorks, Inc.(a)....................  23,800      333,438
          Mobile Mini, Inc.(a)....................  21,800      852,816
          Nelson Thomas, Inc......................  22,250      246,975
          On Assignment, Inc.(a)..................  35,400      813,138
          PAREXEL International Corp.(a)..........  38,200      548,170
          Pre-Paid Legal Services, Inc.(a)........  33,100      724,890
          Profit Recovery Group Int'l, Inc.(a)....  73,600      599,840
          Startek, Inc.(a)........................  21,800      413,110
          Volt Information Sciences, Inc.(a)......  23,600      403,560
                                                           ------------
                                                             19,551,987
                                                           ------------
        Computer Services --  5.4%
          Actel Corp.(a)..........................  36,700      730,697
          Adaptec, Inc............................ 153,100    2,219,950
          American Management Systems, Inc.(a)(b).  64,650    1,168,872
          Analysts International Corp.............  37,500      154,875
          Aspen Technology, Inc.(a)...............  47,400      796,320
          Avid Technology, Inc.(a)................  40,000      486,000
          Black Box Corp.(a)......................  29,800    1,575,824
          Brooktrout, Inc.(a).....................  18,800      122,200
          CACI International, Inc.
           (Class "A" Stock)(a)...................  35,100    1,385,924
          Carreker Corp.(a).......................  33,900      200,010
          Cerner Corp.(a).........................  54,100    2,701,213
          Ciber, Inc.(a)..........................  88,500      836,325
          Computer Task Group, Inc.(a)............  32,400      127,656
          ePresence, Inc.(a)......................  37,100      155,449
          FactSet Research Systems, Inc...........  51,300    1,792,935
          Fair, Issac & Co., Inc..................  34,400    2,167,888
          FileNet Corp.(a)........................  54,900    1,113,921
          Hutchinson Technology, Inc.(a)..........  38,900      903,258
          Insight Enterprises, Inc.(a)(b).........  64,300    1,581,780
          Manhattan Associates Inc.(a)............  42,800    1,247,620
          Mercury Computer Systems, Inc.(a).......  33,800    1,321,918
          Midway Games, Inc.(a)(b)................  65,530      983,605
          NYFIX, Inc.(a)..........................  44,300      886,886
          Phoenix Technology, Ltd.(a).............  38,900      452,796
          Pinnacle Systems, Inc.(a)...............  79,400      630,436
          Progress Software Corp.(a)..............  54,900      948,672
          QRS Corp.(a)............................  24,000      338,400
          Radiant Systems, Inc.(a)................  43,000      494,500
          RadiSys Corp.(a)........................  26,700      524,922
          Read-Rite Corp.(a)...................... 184,800    1,221,528
          Standard Microsystems Corp.(a)..........  25,000      388,000
          Teledyne Technologies, Inc.(a)..........  49,200      801,468
          Zebra Technologies Corp.
           (Class "A" Stock)(a)...................  49,000    2,719,990
                                                           ------------
                                                             33,181,838
                                                           ------------
        Construction -- 2.0%
          Butler Manufacturing Co.................   9,800      271,460
          Coachmen Industries, Inc................  24,500      294,000

                                                                 Value
      COMMON STOCKS                                    Shares   (Note 2)
      (Continued)                                      ------ ------------
      Construction (cont'd.)
        Elcor Corp.................................... 29,900 $    830,921
        Florida Rock Industries, Inc.................. 43,450    1,589,401
        Insituform Technologies, Inc.
         (Class "A" Stock)(a)(b)...................... 41,500    1,061,570
        M.D.C. Holdings, Inc.......................... 41,368    1,563,297
        NVR, Inc.(a).................................. 12,700    2,590,800
        Shaw Group, Inc.(a)(b)........................ 63,800    1,499,300
        Simpson Manufacturing Co., Inc.(a)............ 18,800    1,077,240
        Standard Pacific Corp......................... 46,850    1,139,392
        Thomas Industries, Inc........................ 23,550      588,750
        Washington Group International, Inc.(a)(f).... 80,200          962
                                                              ------------
                                                                12,507,093
                                                              ------------
      Consumer Cyclical -- 0.1%
        JAKKS Pacific, Inc.(a)........................ 28,000      530,600
                                                              ------------
      Containers -- 0.3%
        AptarGroup, Inc............................... 55,600    1,947,668
                                                              ------------
      Cosmetics & Soaps
        Nature's Sunshine Products, Inc............... 25,200      295,848
                                                              ------------
      Distribution/Wholesalers -- 0.7%
        Advanced Marketing Services, Inc.............. 29,700      542,025
        Bell Microproducts, Inc. (Class "B" Stock)(a). 26,000      328,120
        Brightpoint, Inc.(a).......................... 86,600      271,924
        Castle (A.M.) & Co............................ 21,900      179,580
        SCP Pool Corp.(a)............................. 39,850    1,093,882
        United Stationers, Inc.(a).................... 51,800    1,743,070
                                                              ------------
                                                                 4,158,601
                                                              ------------
      Diversified Manufacturing Operations -- 1.3%
        Acuity Brands, Inc.(a)........................ 63,900      773,190
        Barnes Group, Inc............................. 28,700      688,513
        CLARCOR, Inc.................................. 38,000    1,031,700
        CUNO, Inc.(a)................................. 25,500      777,750
        Griffon Corp.................................. 50,710      760,650
        Intermet Corp................................. 28,300       94,805
        Lydall, Inc.(a)............................... 24,600      246,000
        Mueller Industries, Inc.(a)................... 51,900    1,725,675
        SPS Technologies, Inc.(a)..................... 20,300      708,876
        Standex International Corp.................... 18,700      406,725
        Valmont Industries, Inc....................... 38,300      553,818
                                                              ------------
                                                                 7,767,702
                                                              ------------
      Drugs & Medical Supplies -- 6.7%
        Advanced Tissue Sciences, Inc.(a)............. 99,700      434,692
        ArthroCare Corp.(a)........................... 34,500      618,585
        Cephalon, Inc.(a)(b).......................... 77,000    5,820,045
        Coherent, Inc.(a)............................. 43,000    1,329,560
        CONMED Corp.(a)............................... 39,000      778,440
        Cygnus, Inc.(a)............................... 47,600      249,900
        CyroLife, Inc.(a)............................. 29,200      876,000
        Diagnostic Products Corp...................... 43,400    1,907,430
        Enzo Biochem, Inc............................. 39,873      937,016
        Haemonetics Corp.(a).......................... 39,400    1,336,448
        Hologic, Inc.(a).............................. 28,100      261,049
        IDEXX Laboratories, Inc.(a)................... 51,000    1,454,010
        INAMED Corp.(a)............................... 31,800      956,226

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

December 31, 2001


                                                                Value
       COMMON STOCKS                                 Shares    (Note 2)
       (Continued)                                   ------- ------------
       Drugs & Medical Supplies (cont'd.)
         Invacare Corp..............................  47,500 $  1,601,225
         Medicis Pharmaceutical Corp.
          (Class "A" Stock)(a)......................  46,900    3,029,271
         NBTY, Inc.(a).............................. 101,300    1,185,210
         Noven Pharmaceuticals, Inc.(a).............  34,600      614,150
         Osteotech, Inc.(a).........................  21,700      120,435
         Owens & Minor, Inc.........................  51,800      958,300
         PolyMedica Corp.(a)(b).....................  20,600      341,960
         Priority Healthcare Corp.(a)...............  70,532    2,482,021
         Regeneron Pharmaceuticals, Inc.(a)(b)......  67,600    1,903,616
         ResMed, Inc.(a)(b).........................  48,700    2,625,904
         Respironics, Inc.(a).......................  47,100    1,631,544
         SpaceLabs Medical, Inc.(a).................  15,000      182,250
         SurModics, Inc.(a).........................  26,000      947,960
         Sybron Dental Specialties, Inc.(a).........  58,600    1,264,588
         Syncor International Corp.(a)..............  38,000    1,088,320
         Techne Corp.(a)............................  64,400    2,373,140
         Viasys Healthcare, Inc.(a).................  33,400      675,014
         Vital Signs, Inc...........................  20,100      701,490
                                                             ------------
                                                               40,685,799
                                                             ------------
       Education -- 0.4%
         Corinthian Colleges, Inc.(a)...............  32,900    1,345,281
         ITT Educational Services, Inc.(a)..........  36,800    1,356,816
                                                             ------------
                                                                2,702,097
                                                             ------------
       Electrical Equipment -- 1.3%
         Anixter International, Inc.(a).............  55,800    1,618,758
         Baldor Electric Co.........................  52,566    1,098,629
         C&D Technologies, Inc......................  40,600      927,710
         Kulicke & Soffa Industries, Inc.(a)(b).....  76,000    1,303,400
         MagneTek, Inc.(a)..........................  35,200      317,152
         SLI, Inc...................................  54,200      141,462
         Technitrol, Inc............................  52,200    1,441,764
         Valence Technology, Inc.(a)................  70,700      238,259
         Vicor Corp.(a).............................  65,700    1,064,340
                                                             ------------
                                                                8,151,474
                                                             ------------
       Electronics -- 3.1%
         Alpha Industries, Inc.(a)..................  67,500    1,471,500
         Analogic Corp..............................  20,200      777,902
         Artesyn Technologies, Inc.(a)..............  59,300      552,083
         Audiovox Corp.(a)..........................  35,000      261,100
         Belden, Inc................................  38,100      897,255
         Benchmark Electronics, Inc.(a).............  30,400      576,384
         BMC Industries, Inc........................  42,600       87,756
         Cable Design Technologies Corp.(a).........  67,950      929,556
         Checkpoint Systems, Inc.(a)................  47,400      635,160
         Cohu, Inc..................................  31,600      624,100
         CTS Corp...................................  43,100      685,290
         Dionex Corp.(a)............................  34,500      880,095
         Electro Scientific Industries, Inc.(a).....  42,000    1,260,420
         Electroglas, Inc.(a).......................  32,600      481,502
         Esterline Technologies Corp.(a)............  32,100      513,921
         Helix Technology Corp......................  35,000      789,250
         Intermagnetics General Corp................  24,435      632,866
         Itron, Inc.(a)(b)..........................  24,100      730,230
         Keithley Instruments, Inc..................  24,500      414,050
         Methode Eletronics, Inc. (Class "A" Stock).  55,500      444,000

                                                                 Value
      COMMON STOCKS                                   Shares    (Note 2)
      (Continued)                                     ------- ------------
      Electronics (cont'd.)
        Park Electrochemical Corp....................  30,100 $    794,640
        Photronics, Inc.(a)..........................  46,300    1,451,505
        Pioneer-Standard Electronics, Inc............  42,800      543,560
        SBS Technologies, Inc.(a)....................  22,100      321,997
        Stratos Lightwave, Inc.(a)...................  99,539      612,165
        Three-Five Systems, Inc.(a)..................  33,150      527,417
        Ultratech Stepper, Inc.(a)...................  34,300      566,636
        X-Rite, Inc..................................  33,200      282,532
                                                              ------------
                                                                18,744,872
                                                              ------------
      Electronic Components -- 0.9%
        Alliance Semiconductor Corp.(a)..............  66,200      799,696
        APW, Ltd.(a).................................  63,300      105,711
        AXT, Inc.....................................  34,400      496,392
        Bel Fuse, Inc. (Class "B" Stock).............  16,600      415,830
        Cymer, Inc.(a)...............................  47,400    1,267,002
        Microsemi Corp.(a)...........................  43,400    1,288,980
        Rogers Corp.(a)..............................  24,200      733,260
        Supertex, Inc.(a)............................  19,200      336,192
                                                              ------------
                                                                 5,443,063
                                                              ------------
      Energy -- 0.7%
        Advanced Energy Industries, Inc.(a)(b).......  49,300    1,313,352
        UGI Corp.....................................  42,100    1,271,420
        Unisource Energy Corp........................  51,700      940,423
        Veritas DGC, Inc.(a)(b)......................  49,400      913,900
                                                              ------------
                                                                 4,439,095
                                                              ------------
      Engineering -- 0.3%
        EMCOR Group, Inc.(a).........................  19,300      876,220
        Foster Wheeler, Ltd.(b)......................  63,300      322,830
        URS Corp.(a).................................  26,500      726,365
                                                              ------------
                                                                 1,925,415
                                                              ------------
      Environmental Services -- 0.6%
        Ionics, Inc.(a)..............................  26,800      804,804
        Tetra Tech, Inc.(a)(b).......................  79,062    1,574,124
        Waste Connections, Inc.(a)...................  42,200    1,307,778
                                                              ------------
                                                                 3,686,706
                                                              ------------
      Financial Services -- 2.3%
        Commerce Bancorp, Inc........................ 100,588    3,957,132
        Financial Federal Corp.(a)...................  25,600      800,000
        Hudson United Bancorp........................  72,992    2,094,871
        Jeffries Group, Inc..........................  38,800    1,641,628
        MAF Bancorp, Inc.............................  35,000    1,032,500
        Raymond James Financial, Inc.................  74,218    2,636,223
        South Financial Group, Inc...................  66,100    1,173,275
        SWS Group, Inc.(b)...........................  26,776      681,449
                                                              ------------
                                                                14,017,078
                                                              ------------
      Food & Beverage -- 2.4%
        American Italian Pasta Co. (Class "A"
         Stock)(a)...................................  27,200    1,143,216
        Coca-Cola Bottling Co........................  13,600      514,896
        Constellation Brands, Inc. (Class "A" Stock).  65,200    2,793,820
        Corn Products International, Inc.............  54,800    1,931,700
        Fleming Cos., Inc.(b)........................  68,100    1,259,850
        Hain Celestial Group, Inc.(a)................  52,100    1,430,666
        International Multifoods Corp................  29,200      697,880

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

December 31, 2001


                                                                Value
       COMMON STOCKS                                 Shares    (Note 2)
       (Continued)                                   ------- ------------
       Food & Beverage (cont'd.)
         J & J Snack Foods Corp.(a).................  13,200 $    322,740
         Nash-Finch Co..............................  18,000      559,800
         Performance Food Group Co.(a)(b)...........  64,600    2,271,982
         Ralcorp Holdings, Inc.(a)..................  46,400    1,053,280
         United Natural Foods, Inc.(a)..............  28,900      722,500
                                                             ------------
                                                               14,702,330
                                                             ------------
       Furniture -- 0.9%
         Aaron Rents, Inc...........................  30,900      503,670
         Bassett Furniture Industries, Inc..........  18,200      254,982
         Ethan Allen Interiors, Inc.................  61,250    2,547,387
         Interface, Inc.............................  79,000      443,190
         La-Z-Boy, Inc..............................  93,600    2,042,352
                                                             ------------
                                                                5,791,581
                                                             ------------
       Gaming -- 0.3%
         International Game Technology(a)...........  23,100    1,577,730
                                                             ------------
       Healthcare -- 3.5%
         ArQule, Inc.(a)............................  31,400      533,800
         Bio-Technology General Corp.(a)............  88,900      731,647
         Cooper Companies, Inc.(b)..................  22,700    1,134,546
         Coventry Corp.(a).......................... 100,500    2,004,975
         Datascope Corp.............................  23,000      780,160
         IMPATH, Inc.(a)............................  24,800    1,103,848
         Mentor Corp................................  36,800    1,051,008
         NDCHealth Corp.............................  52,125    1,800,919
         Organogenesis, Inc.(a).....................  53,500      256,800
         Pharmaceutical Product Development,
          Inc.(a)...................................  80,100    2,588,031
         Renal Care Group, Inc.(a)..................  73,750    2,367,375
         Sierra Health Services, Inc.(a)............  42,725      346,072
         Smith (A.O.) Corp..........................  36,600      713,700
         Sola International, Inc.(a)................  36,800      713,920
         Theragenics Corp.(a).......................  45,900      452,574
         US Oncology, Inc.(a)....................... 146,600    1,105,364
         Varian Med Systems, Inc.(a)................  51,600    3,677,016
                                                             ------------
                                                               21,361,755
                                                             ------------
       Hospitals/Healthcare Management -- 2.1%
         Accredo Health, Inc.(a)(b).................  40,200    1,595,940
         AdvancePCS(a).............................. 129,200    3,792,020
         Curative Health Services, Inc.(a)..........  10,900      147,150
         Mid Atlantic Medical Services, Inc.(a).....  74,000    1,679,800
         Orthodontic Centers of America, Inc.(a)(b).  76,400    2,330,200
         Pediatrix Medical Group, Inc.(a)...........  36,300    1,231,296
         Province Healthcare Co.(a).................  48,600    1,499,796
         RehabCare Group, Inc.(a)...................  26,400      781,440
                                                             ------------
                                                               13,057,642
                                                             ------------
       Housing Related -- 1.7%
         Champion Enterprises, Inc.(a)..............  74,100      912,171
         D.R.Horton, Inc.(b)........................ 117,478    3,813,336
         Fedders Corp...............................  49,000      148,960
         Fleetwood Enterprises, Inc.(b).............  50,800      575,564
         National Presto Industries, Inc............  10,700      296,925
         Ryland Group, Inc..........................  20,825    1,524,390
         Skyline Corp...............................  13,000      419,250
         Toll Brothers, Inc.(a)(b)..................  56,700    2,489,130
                                                             ------------
                                                               10,179,726
                                                             ------------

                                                                Value
       COMMON STOCKS                                 Shares    (Note 2)
       (Continued)                                   ------- ------------
       Human Resources -- 0.5%
         Administaff, Inc.(a)(b)....................  42,500 $  1,164,925
         CDI Corp.(a)...............................  29,600      562,400
         Hall, Kinion & Associates, Inc.(a).........  20,500      192,290
         Heidrick & Struggles International,
          Inc.(a)...................................  29,900      542,685
         Spherion Corp.(a)..........................  90,600      884,256
                                                             ------------
                                                                3,346,556
                                                             ------------
       Index Fund -- 0.2%
         iShares S&P SmallCap 600 Index Fund........  10,000    1,144,000
                                                             ------------
       Instrument - Controls -- 0.2%
         BEI Technologies, Inc......................  22,300      388,912
         Woodward Governor Co.......................  17,600    1,025,200
                                                             ------------
                                                                1,414,112
                                                             ------------
       Insurance -- 2.0%
         Delphi Financial Group, Inc................  31,579    1,051,581
         First American Corp.(b).................... 101,200    1,896,488
         Fremont General Corp....................... 109,740      858,167
         Hilb, Rogal & Hamilton Co..................  21,100    1,182,655
         LandAmerica Financial Group, Inc...........  28,000      803,600
         Mutual Risk Management, Ltd................  64,600      471,580
         Philadelphia Consolidated Holding Corp.(a).  32,400    1,221,804
         Presidential Life Corp.....................  45,500      935,480
         RLI Corp...................................  15,300      688,500
         SCPIE Holdings, Inc........................  14,500      424,125
         Selective Insurance Group, Inc.............  39,300      853,989
         Stewart Information Services Corp.(a)......  23,700      468,075
         Trenwick Group, Ltd........................  57,150      581,215
         Zenith National Insurance Corp.............  27,200      759,968
                                                             ------------
                                                               12,197,227
                                                             ------------
       Leisure -- 1.8%
         Argosy Gaming Co.(a).......................  44,700    1,453,644
         Aztar Corp.(a).............................  58,500    1,070,550
         Bally Total Fitness Holding Corp.(a).......  44,800      965,888
         Huffy Corp.(a).............................  15,900      101,760
         K2, Inc.(a)................................  27,800      200,438
         Marcus Corp................................  45,325      641,349
         Pinnacle Entertainment, Inc.(a)............  40,300      243,009
         Polaris Industries, Inc....................  36,500    2,107,875
         Prime Hospitality Corp.(a).................  69,900      772,395
         Sturm Ruger & Co., Inc.....................  41,700      499,566
         Thor Industries, Inc.......................  21,400      792,870
         Winnebago Industries, Inc..................  31,900    1,178,386
         WMS Industries, Inc.(a)....................  49,300      986,000
                                                             ------------
                                                               11,013,730
                                                             ------------
       Machinery -- 3.0%
         Applied Industrial Technologies, Inc.......  30,400      566,960
         Astec Industries, Inc.(a)..................  30,000      433,800
         Cognex Corp.(a)............................  67,600    1,731,236
         Dril-Quip, Inc.(a).........................  26,900      648,290
         Flow International Corp.(a)................  23,400      289,458
         Gardner Denver, Inc.(a)....................  24,100      537,912
         Graco, Inc.................................  47,800    1,866,590
         IDEX Corp..................................  47,200    1,628,400
         JLG Industries, Inc........................  65,000      692,250
         Lindsay Manufacturing Co...................  18,212      352,402

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

December 31, 2001


                                                               Value
        COMMON STOCKS                               Shares    (Note 2)
        (Continued)                                 ------- ------------
        Machinery (cont'd.)
          Manitowoc Co., Inc.......................  37,712 $  1,172,843
          Milacron, Inc............................  51,700      817,377
          Paxar Corp.(a)...........................  65,652      932,259
          Photon Dynamics, Inc.(a).................  19,800      903,870
          Regal-Beloit Corp........................  32,400      706,320
          Robbins & Myers, Inc.....................  18,100      423,721
          Roper Industries, Inc....................  47,700    2,361,150
          Royal Appliance Manufacturing Co.(a).....  21,400      106,786
          Timken Co................................  93,200    1,507,976
          Toro Co..................................  19,800      891,000
                                                            ------------
                                                              18,570,600
                                                            ------------
        Media -- 0.4%
          4Kids Entertainment, Inc.(a).............  18,700      374,561
          Harman International Industries, Inc.(b).  49,800    2,245,980
                                                            ------------
                                                               2,620,541
                                                            ------------
        Metals - Ferrous -- 0.7%
          Century Aluminum Co......................  31,800      424,848
          Cleveland-Cliffs, Inc....................  15,700      287,310
          Commercial Metals Co.....................  20,200      706,596
          Material Sciences Corp.(a)...............  22,825      230,989
          Quanex Corp..............................  20,825      589,347
          Reliance Steel & Aluminum Co.............  47,700    1,252,125
          Steel Dynamics, Inc.(a)..................  70,800      821,988
          Steel Technologies, Inc..................  15,800      143,464
                                                            ------------
                                                               4,456,667
                                                            ------------
        Metals - Non Ferrous -- 0.3%
          Brush Engineered Materials, Inc..........  25,700      365,968
          Commonwealth Industries, Inc.............  25,500      119,850
          IMCO Recycling, Inc......................  22,800      163,020
          RTI International Metals, Inc.(a)........  32,400      322,380
          Ryerson Tull, Inc........................  38,400      422,400
          Wolverine Tube, Inc.(a)..................  18,700      212,245
                                                            ------------
                                                               1,605,863
                                                            ------------
        Mineral Resources -- 0.4%
          Massey Energy Co......................... 114,700    2,377,731
                                                            ------------
        Miscellaneous Basic Industry -- 1.3%
          Apogee Enterprises, Inc..................  43,800      692,916
          Armor Holdings, Inc.(a)..................  44,500    1,201,055
          Briggs & Stratton Corp...................  33,600    1,434,720
          Lawson Products, Inc.....................  15,100      392,600
          Libbey, Inc..............................  23,800      777,070
          Meade Instruments Corp.(a)...............  25,500       91,290
          Texas Industries, Inc.(b)................  32,300    1,191,870
          Tredegar Industries, Inc.................  59,150    1,123,850
          Watsco, Inc..............................  41,400      587,880
          Watts Industries, Inc. (Class "A" Stock).  41,100      616,500
                                                            ------------
                                                               8,109,751
                                                            ------------
        Miscellaneous - Consumer Growth/Stable -- 0.3%
          DIMON, Inc...............................  69,175      498,060
          Hughes Supply, Inc.(b)...................  36,750    1,134,473
                                                            ------------
                                                               1,632,533
                                                            ------------

                                                              Value
        COMMON STOCKS                              Shares    (Note 2)
        (Continued)                                ------- ------------
        Networking -- 0.6%
          Aeroflex, Inc.(a).......................  92,600 $  1,752,918
          C-COR.net Corp.(a)......................  50,200      731,414
          DMC Stratex Networks, Inc.(a)........... 114,500      890,810
          Visual Networks, Inc.(a)................  48,800      225,456
                                                           ------------
                                                              3,600,598
                                                           ------------
        Office Equipment & Supplies -- 0.2%
          Imagistics International, Inc.(a).......  30,600      377,910
          New England Business Service, Inc.......  19,400      371,510
          Standard Register Co....................  42,800      793,084
                                                           ------------
                                                              1,542,504
                                                           ------------
        Oil & Gas -- 3.6%
          Cabot Oil & Gas Corp. (Class "A" Stock).  48,800    1,173,640
          Cascade Natural Gas Corp................  17,122      377,540
          Cross (A.T.) Co. (Class "A" Stock)(a)...  26,400      155,760
          Evergreen Resources, Inc.(a)............  28,600    1,104,246
          Key Production Co., Inc.(a).............  21,700      368,900
          Laclede Group, Inc......................  29,300      700,270
          Lone Star Technologies, Inc.(a).........  38,400      675,840
          Newfield Exploration Co.(a)(b)..........  69,350    2,462,619
          Northwest Natural Gas Co................  38,900      991,950
          Nuevo Energy Co.(a).....................  25,900      388,500
          Piedmont Natural Gas Co., Inc...........  49,900    1,786,420
          Prima Energy Corp.(a)...................  19,800      430,650
          Remington Oil and Gas Corp.(a)..........  33,800      584,740
          Southern Union Co.(a)...................  83,160    1,568,398
          Southwest Gas Corp......................  49,600    1,108,560
          Swift Energy Co.(a).....................  38,400      775,680
          Tom Brown, Inc.(a)......................  60,600    1,636,806
          Unit Corp.(a)...........................  55,800      719,820
          Vintage Petroleum, Inc..................  97,800    1,413,210
          XTO Energy, Inc.(b)..................... 190,443    3,332,752
                                                           ------------
                                                             21,756,301
                                                           ------------
        Oil & Gas Services -- 2.7%
          Atwood Oceanics, Inc.(a)................  21,500      749,275
          Cal Dive International, Inc.(a)(b)......  50,400    1,243,872
          CARBO Ceramics, Inc.....................  22,600      885,016
          Energen Corp............................  48,000    1,183,200
          Input/Output, Inc.(a)...................  79,300      651,053
          New Jersey Resources Corp...............  27,600    1,291,680
          NUI Corp................................  21,300      504,810
          Oceaneering International, Inc.(a)......  36,300      802,956
          Offshore Logistics, Inc.(a).............  33,200      589,632
          Patina Oil & Gas Corp...................  33,200      913,000
          Plains Resources, Inc.(a)...............  27,200      669,392
          Pogo Producing Co.......................  83,200    2,185,664
          SEACOR SMIT, Inc.(a)....................  31,100    1,443,040
          Seitel, Inc.(a).........................  38,894      528,958
          Southwestern Energy Co.(a)..............  39,100      406,640
          St. Mary Land & Exploration Co..........  43,700      926,003
          Stone Energy Corp.(a)...................  40,500    1,599,750
                                                           ------------
                                                             16,573,941
                                                           ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B55

December 31, 2001


                                                              Value
         COMMON STOCKS                              Shares   (Note 2)
         (Continued)                                ------ ------------
         Paper & Forest Products -- 0.7%
           Brady (W.H.) Co. (Class "A" Stock)...... 35,500 $  1,299,300
           Buckeye Technologies, Inc.(a)........... 53,000      609,500
           Caraustar Industries, Inc............... 43,200      299,376
           Chesapeake Corp......................... 23,500      653,535
           Pope & Talbot, Inc...................... 24,225      345,206
           Schweitzer-Mauduit Int'l, Inc........... 23,000      546,250
           Universal Forest Products, Inc.......... 30,700      642,551
                                                           ------------
                                                              4,395,718
                                                           ------------
         Pharmaceuticals -- 0.3%
           Alpharma, Inc.(b)....................... 62,500    1,653,125
           MGI Pharma, Inc.(a)..................... 32,400      495,072
                                                           ------------
                                                              2,148,197
                                                           ------------
         Photography -- 0.1%
           Concord Camera Corp.(a)................. 42,400      335,808
                                                           ------------
         Precious Metals -- 0.2%
           Stillwater Mining Co.(a)................ 60,100    1,111,850
                                                           ------------
         Real Estate Investment Trust -- 0.6%
           Colonial Properties Trust............... 32,400    1,009,260
           Kilroy Realty Corp...................... 41,800    1,098,086
           Shurgard Storage Centers, Inc.
            (Class "A" Stock)...................... 50,500    1,616,000
                                                           ------------
                                                              3,723,346
                                                           ------------
         Restaurants -- 3.0%
           Applebee's Int'l, Inc................... 57,300    1,959,660
           CEC Entertainment, Inc.(a).............. 42,975    1,864,685
           Cheesecake Factory, Inc.(a)............. 73,487    2,555,143
           IHOP Corp.(a)........................... 31,300      917,090
           Jack in the Box, Inc.(a)................ 60,500    1,666,170
           Landry's Seafood Restaurants, Inc....... 33,500      624,775
           Lone Star Steakhouse & Saloon, Inc...... 37,300      553,159
           Luby's, Inc.(a)......................... 34,800      198,708
           O'Charley's, Inc.(a).................... 28,600      529,386
           P.F. Chang's China Bistro, Inc.(a)(b)... 18,500      875,050
           RARE Hospitality International, Inc.(a). 33,100      746,074
           Ruby Tuesday, Inc....................... 99,600    2,054,748
           Ryan's Family Steak Houses, Inc.(a)..... 47,300    1,024,045
           Sonic Corp.(a).......................... 41,187    1,482,732
           The Steak n Shake Co.(a)................ 44,582      492,186
           TriArc Companies, Inc.
            (Class "A" Stock)(a)................... 34,600      840,780
                                                           ------------
                                                             18,384,391
                                                           ------------
         Retail -- 8.2%
           99 Cents Only Stores(a)(b).............. 79,950    3,046,095
           AnnTaylor Stores Corp.(a)(b)............ 44,900    1,571,500
           Arctic Cat, Inc......................... 37,100      630,700
           Brown Shoe Co., Inc..................... 27,050      439,292
           Building Materials Corp.(a)............. 19,900      215,915
           Burlington Coat Factory Warehouse
            Corp................................... 68,700    1,154,160
           Caseys Gen. Stores, Inc................. 76,800    1,144,320
           Cash America International, Inc......... 38,343      325,916
           Casual Male Corp.(f).................... 20,000          200
           Cato Corp. (Class "A" Stock)............ 38,700      731,430
           Christopher & Banks Corp.(a)............ 37,800    1,294,650

                                                               Value
       COMMON STOCKS                                Shares    (Note 2)
       (Continued)                                  ------- ------------
       Retail (cont'd.)
         Copart, Inc.(a)...........................  92,000 $  3,346,040
         Cost Plus, Inc.(a)........................  32,800      869,200
         Dress Barn, Inc.(a).......................  28,500      712,785
         Factory 2-U Stores, Inc.(a)...............  19,800      396,792
         Footstar, Inc.(a).........................  30,900      967,170
         Goody's Family Clothing, Inc.(a)..........  50,300      211,260
         Great Atlantic & Pacific Tea Co., Inc.(a).  59,600    1,417,288
         Group 1 Automotive, Inc.(a)...............  35,400    1,009,254
         Hancock Fabrics, Inc......................  26,800      352,420
         Hot Topic, Inc.(a)........................  31,500      988,785
         Jo-Ann Stores, Inc. (Class "A" Stock)(a)..  28,400      203,060
         K-Swiss, Inc. (Class "A" Stock)...........  14,400      478,800
         Linens 'n Things, Inc.(a).................  62,900    1,603,950
         Michaels Stores, Inc.(a)..................  99,100    3,265,345
         O'Reilly Automotive, Inc.(a)..............  80,300    2,928,541
         Panera Bread Co. (Class "A" Stock)(a).....  21,700    1,129,268
         Pep Boys-Manny, Moe & Jack................  83,000    1,423,450
         Pier 1 Imports, Inc....................... 149,650    2,594,931
         Quiksilver, Inc.(a).......................  35,200      605,440
         Regis Corp................................  64,300    1,657,654
         Russ Berrie & Co., Inc....................  31,200      936,000
         School Specialty, Inc.(a).................  27,300      624,624
         Shopko Stores, Inc.(a)....................  44,500      422,750
         Stein Mart, Inc.(a).......................  64,000      535,040
         Stride Rite Corp..........................  64,700      423,785
         The Gymboree Corp.(a).....................  40,100      478,393
         The Men's Wearhouse, Inc.(a)..............  63,550    1,312,307
         Too, Inc.(a)..............................  48,200    1,325,500
         Ultimate Electronics, Inc.(a).............  17,000      510,000
         Wet Seal, Inc.(a).........................  33,650      792,457
         Whole Foods Market, Inc.(a)...............  83,200    3,624,192
         Zale Corp.(a).............................  53,400    2,236,392
                                                            ------------
                                                              49,937,051
                                                            ------------
       Semiconductors -- 2.7%
         AstroPower, Inc.(a)(b)....................  21,800      881,374
         ATMI, Inc.(a)(b)..........................  47,000    1,120,950
         Axcelis Technologies, Inc.(a)............. 150,800    1,943,812
         Brooks Automation, Inc.(a)................  27,000    1,098,090
         DuPont Photomasks, Inc.(a)................  27,700    1,203,565
         Elantec Semiconductor, Inc.(a)............  34,900    1,340,160
         ESS Technology, Inc.......................  66,300    1,409,538
         Exar Corp.(a).............................  60,400    1,259,340
         Kopin Corp.(a)............................ 100,800    1,411,200
         Pericom Semiconductor Corp.(a)............  38,900      564,050
         Power Integrations, Inc.(a)...............  42,900      979,836
         Rudolph Technologies, Inc.(a).............  25,100      861,432
         Therma-Wave, Inc.(a)......................  37,200      555,024
         Varian Semiconductor Equipment
          Associates, Inc.(a)......................  50,300    1,739,877
                                                            ------------
                                                              16,368,248
                                                            ------------
       Software -- 2.5%
         Avant! Corp.(a)...........................  58,100    1,190,469
         BARRA, Inc.(a)............................  32,800    1,544,552
         Captaris, Inc.(a).........................  50,200      185,238
         Catapult Communications Corp.(a)..........  20,100      523,806
         Concord Communications, Inc.(a)...........  25,800      532,770

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B56

December 31, 2001


                                                               Value
        COMMON STOCKS                                Shares   (Note 2)
        (Continued)                                  ------ ------------
        Software (cont'd.)
          Davox Corp.(a)............................ 19,800 $    191,466
          Gerber Scientific, Inc.................... 34,200      318,060
          HNC Software, Inc.(a)..................... 53,800    1,108,280
          Hyperion Solutions Corp.(a)............... 50,170      996,376
          MapInfo Corp.(a).......................... 22,600      354,594
          MICROS Systems, Inc.(a)................... 27,000      677,700
          MRO Software, Inc.(a)..................... 34,300      801,934
          Netegrity, Inc.(a)........................ 52,500    1,016,400
          PC-Tel, Inc.(a)........................... 29,700      288,387
          Rainbow Technologies, Inc.(a)............. 40,400      298,960
          Roxio, Inc.(a)............................ 25,200      417,060
          SCM Microsystems, Inc.(a)................. 23,800      348,432
          SPSS, Inc.(a)............................. 21,300      378,075
          Take-Two Interactive Software, Inc.(a)(b). 56,900      920,073
          THQ, Inc.(a)(b)........................... 37,350    1,810,355
          Verity, Inc.(a)........................... 53,700    1,087,425
          Zixit Corp.(a)(b)......................... 26,400      133,584
                                                            ------------
                                                              15,123,996
                                                            ------------
        Supermarkets -- 0.2%
          Kronos, Inc.(a)........................... 29,100    1,407,858
                                                            ------------
        Technology -- 0.1%
          Systems & Computer Technology
           Corp.(a)................................. 51,000      527,340
                                                            ------------
        Telecommunications -- 1.3%
          Adaptive Broadband Corp.(a)(f)............ 59,700          239
          Allen Telecom, Inc.(a).................... 43,600      370,600
          Aspect Communications Corp.(a)............ 80,100      310,788
          Aware, Inc.(a)............................ 35,100      291,330
          Boston Communications Group, Inc.(a)...... 26,400      299,640
          Digi International, Inc.(a)............... 23,700      150,969
          General Communication, Inc.(a)............ 82,300      702,019
          Harmonic, Inc.(a)......................... 90,400    1,086,608
          Intermediate Telephone, Inc............... 38,100      732,282
          InterVoice-Brite, Inc.(a)................. 51,500      659,200
          Metro One Telecommunications, Inc.(a)(b).. 37,300    1,128,325
          Network Equipment Technologies,
           Inc.(a).................................. 33,900      184,755
          Proxim, Inc.(a)(b)........................ 41,900      415,648
          Symmetricom, Inc.(a)...................... 36,750      279,667
          Tollgrade Communications, Inc.(a)......... 20,900      697,015
          ViaSat, Inc.(a)........................... 34,100      531,960
                                                            ------------
                                                               7,841,045
                                                            ------------
        Textiles -- 0.7%
          Angelica Corp............................. 13,300      144,172
          Ashworth, Inc.(a)......................... 20,400      160,956
          G & K Services, Inc. (Class "A" Stock).... 32,100    1,036,830
          Haggar Corp............................... 10,100      109,585
          Kellwood Co............................... 35,275      846,953
          Nautica Enterprises, Inc.(a).............. 51,300      656,127
          Oshkosh B'Gosh, Inc. (Class "A" Stock).... 19,000      796,860
          Oxford Industries, Inc.................... 11,400      269,040
                                                            ------------
                                                               4,020,523
                                                            ------------

                                                               Value
        COMMON STOCKS                               Shares    (Note 2)
        (Continued)                                 ------- ------------
        Timber-- 0.1%
          Deltic Timber Corp.......................  18,500 $    506,900
                                                            ------------
        Transportation -- 0.3%
          Kansas City Southern Industries, Inc.(a).  90,600    1,280,178
          Pegasus Systems, Inc.(a).................  38,000      539,600
                                                            ------------
                                                               1,819,778
                                                            ------------
        Trucking/Shipping -- 2.1%
          Arkansas Best Corp.(a)...................  31,700      913,594
          Forward Air Corp.(a).....................  33,500    1,136,320
          Heartland Express, Inc.(a)...............  49,261    1,367,978
          Kirby Corp.(a)...........................  37,400    1,030,370
          Landstar System, Inc.(a).................  13,300      964,383
          Monaco Coach Corp.(a)....................  44,250      967,747
          Oshkosh Truck Corp.......................  25,900    1,262,625
          Roadway Express, Inc.....................  30,200    1,108,340
          USFreightways Corp.......................  40,800    1,281,120
          Werner Enterprises, Inc..................  73,212    1,779,052
          Yellow Corp.(a)..........................  37,500      941,250
                                                            ------------
                                                              12,752,779
                                                            ------------
        Utility - Electric -- 1.9%
          Atmos Energy Corp........................  62,800    1,334,500
          Avista Corp..............................  73,400      973,284
          Central Vermont Public Service Corp......  17,900      298,930
          CH Energy Group, Inc.....................  25,400    1,104,138
          El Paso Electric Co.(a)..................  79,800    1,157,100
          Green Mountain Power Corp................   8,700      162,255
          NorthWestern Corp........................  42,500      894,625
          Philadelphia Suburban Corp.(b)........... 105,022    2,368,246
          RGS Energy Group, Inc....................  53,700    2,019,120
          UIL Holdings Corp........................  22,225    1,140,143
                                                            ------------
                                                              11,452,341
                                                            ------------
        Utility - Water -- 0.1%
          American States Water Co.................  15,700      548,715
                                                            ------------
        TOTAL LONG-TERM INVESTMENTS                          584,931,119
         (cost $547,928,265)............................... ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B57

December 31, 2001



                                                Principal
                                                 Amount       Value
        SHORT-TERM                                (000)      (Note 2)
        INVESTMENTS -- 15.3%                   ----------- ------------
        U.S. Government Agency Obligation -- 0.3%
          United States Treasury Bill,
           1.67%, 03/14/02(d)(e).............. $     2,000 $  1,993,320
                                                           ------------
        Repurchase Agreement -- 4.1%
          Joint Repurchase Agreement Account,
           1.64%, 01/02/02 (Note 5)...........      24,859   24,859,000
                                                           ------------

                                                 Shares
                                               -----------
        Mutual Fund -- 10.9%
          Prudential Core Investment Fund --
           Taxable Money Market Series
           (Note 4) (c).......................  66,336,084   66,336,084
                                                           ------------
        TOTAL SHORT-TERM INVESTMENTS
         (cost $93,188,404)...............................   93,188,404
                                                           ------------
        TOTAL INVESTMENTS -- 111.0%
         (cost $641,116,669; Note 7)......................  678,119,523
                                                           ------------
        VARIATION MARGIN ON OPEN FUTURES
         CONTRACTS (g)....................................     (255,082)
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (11.0)%................................  (66,771,601)
                                                           ------------
        NET ASSETS -- 100.0%.............................. $611,092,840
                                                           ============

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $62,999,132; cash collateral $66,194,439 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Rate quoted represents yield-to-maturity as of purchase date.

(f)Issuer in bankruptcy.

(g)Open futures contracts as of December 31, 2001 are as follows:

 Number of            Expiration Value at Trade     Value at
 Contracts    Type       Date         Date      December 31, 2001 Appreciation
 --------- ---------- ---------- -------------- ----------------- ------------
 Long Positions:
 95        S&P MidCap
           400 Index    Mar 02    $23,537,925      $24,182,250      $644,325
 9         Russell
           2000 Index   Mar 02      2,109,600        2,201,850        92,250
                                                                    --------
                                                                    $736,575
                                                                    ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B58

                             STOCK INDEX PORTFOLIO

December 31, 2001



           LONG-TERM INVESTMENTS -- 97.7%                  Value
                                               Shares     (Note 2)
           COMMON STOCKS                       ------- --------------
           Advertising -- 0.2%
             Omnicom Group, Inc.(b)...........  59,600 $    5,325,260
             TMP Worldwide, Inc.(a)(b)........  28,000      1,201,200
                                                       --------------
                                                            6,526,460
                                                       --------------
           Aerospace -- 1.2%
             Boeing Co........................ 273,336     10,599,970
             General Dynamics Corp............  63,800      5,081,032
             Lockheed Martin Corp............. 137,498      6,417,032
             Northrop Grumman Corp.(b)........  29,200      2,943,652
             Raytheon Co...................... 115,618      3,754,116
             Rockwell Collins, Inc............  59,300      1,156,350
             Rockwell International Corp......  59,300      1,059,098
             United Technologies Corp.(b)..... 150,000      9,694,500
                                                       --------------
                                                           40,705,750
                                                       --------------
           Airlines -- 0.2%
             AMR Corp.(a).....................  48,200      1,068,594
             Delta Airlines, Inc..............  39,000      1,141,140
             Southwest Airlines Co............ 243,337      4,496,868
             US Airways Group, Inc.(a)(b).....  25,100        159,134
                                                       --------------
                                                            6,865,736
                                                       --------------
           Apparel -- 0.2%
             Jones Apparel Group, Inc.(a).....  28,000        928,760
             Nike, Inc. (Class "B" Shares)(b).  86,600      4,870,384
             Reebok International, Ltd.(a)....  19,000        503,500
                                                       --------------
                                                            6,302,644
                                                       --------------
           Autos - Cars & Trucks -- 1.0%
             Cummins Engine Co., Inc.(b)......  14,400        554,976
             Dana Corp........................  48,794        677,261
             Delphi Automotive Systems Corp... 179,044      2,445,741
             Ford Motor Co.................... 580,345      9,123,023
             General Motors Corp.(b).......... 174,800      8,495,280
             Genuine Parts Co.................  55,925      2,052,448
             Harley-Davidson, Inc.(b).........  94,700      5,143,157
             Johnson Controls, Inc............  27,900      2,252,925
             Navistar International Corp.(b)..  18,900        746,550
             PACCAR, Inc......................  22,860      1,500,073
             TRW, Inc.(b).....................  38,900      1,440,856
             Visteon Corp.....................  42,964        646,179
                                                       --------------
                                                           35,078,469
                                                       --------------
           Banks and Savings & Loans -- 5.1%
             AmSouth Bancorporation(b)........ 113,500      2,145,150
             Bank of New York Co., Inc........ 235,900      9,624,720
             Bank One Corp.................... 368,145     14,376,062
             BankAmerica Corp................. 502,544     31,635,145
             Capital One Financial Corp.......  66,500      3,587,675
             Charter One Financial, Inc.......  62,070      1,685,201
             Comerica, Inc....................  54,250      3,108,525
             Fifth Third Bancorp(b)........... 180,649     11,124,366
             Golden West Financial Corp.......  50,100      2,948,385
             Huntington Bancshares, Inc.......  85,775      1,474,472
             KeyCorp.......................... 140,400      3,417,336
             Mellon Financial Corp............ 150,000      5,643,000
             National City Corp............... 194,000      5,672,560
             Northern Trust Corp..............  69,700      4,197,334
             PNC Bank Corp....................  93,000      5,226,600

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Banks and Savings & Loans (cont'd.)
           Providian Financial Corp...........    96,200 $      341,510
           SouthTrust Corp....................   109,800      2,708,766
           State Street Corp..................   102,000      5,329,500
           Suntrust Banks, Inc................    93,500      5,862,450
           U.S. Bancorp(b)....................   609,881     12,764,809
           Union Planters Corp................    40,800      1,841,304
           Wachovia Corp......................   446,878     14,014,094
           Wells Fargo & Co...................   546,460     23,743,687
           Zions Bancorporation...............    24,000      1,261,920
                                                         --------------
                                                            173,734,571
                                                         --------------
         Chemicals -- 1.1%
           Air Products & Chemicals, Inc......    73,800      3,461,958
           Dow Chemical Co....................   287,761      9,720,567
           Du Pont (E.I.) de Nemours & Co.....   332,191     14,121,439
           Eastman Chemical Co................    22,400        874,048
           Engelhard Corp.....................    40,875      1,131,420
           FMC Corp...........................     8,800        523,600
           Great Lakes Chemical Corp..........    13,500        327,780
           Hercules, Inc......................    37,400        374,000
           Praxair, Inc.......................    48,600      2,685,150
           Rohm & Haas Co.(b).................    72,600      2,514,138
           Sigma-Aldrich Corp.................    21,200        835,492
                                                         --------------
                                                             36,569,592
                                                         --------------
         Commercial Services -- 0.5%
           Cendant Corp.(a)(b)................   285,618      5,600,969
           Cintas Corp........................    50,300      2,414,400
           Concord EFS, Inc.(a)(b)............   148,000      4,851,440
           Convergys Corp.(a)(b)..............    51,900      1,945,731
           Deluxe Corp........................    23,800        989,604
           Fiserv, Inc.(a)....................    53,100      2,247,192
           Quintiles Transnational Corp.(a)...    36,000        578,880
                                                         --------------
                                                             18,628,216
                                                         --------------
         Computers -- 3.7%
           Apple Computer, Inc.(a)............   110,900      2,428,710
           Citrix Systems, Inc.(a)(b).........    60,800      1,377,728
           Compaq Computer Corp...............   545,469      5,323,778
           Comverse Technology, Inc.(a).......    52,000      1,163,240
           Dell Computer Corp.(a)(b)..........   821,600     22,331,088
           Hewlett-Packard Co.(b).............   616,300     12,658,802
           International Business Machines
            Corp..............................   548,600     66,358,656
           Sun Microsystems, Inc.(a).......... 1,038,100     12,768,630
                                                         --------------
                                                            124,410,632
                                                         --------------
         Computer Services -- 7.9%
           Adobe Systems, Inc.................    75,900      2,356,695
           Autodesk, Inc......................    19,800        737,946
           Automatic Data Processing, Inc.....   199,500     11,750,550
           Avaya, Inc.(a)(b)..................    89,908      1,092,382
           BMC Software, Inc.(a)..............    82,600      1,352,162
           Cisco Systems, Inc.(a)(b).......... 2,317,100     41,962,681
           Computer Associates International,
            Inc...............................   187,043      6,451,113
           Computer Sciences Corp.(a)(b)......    53,900      2,640,022
           Compuware Corp.(a).................   118,600      1,398,294
           EMC Corp...........................   704,074      9,462,755

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B59

December 31, 2001


                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Computer Services (cont'd.)
          First Data Corp......................   126,800 $    9,947,460
          Gateway, Inc.(a).....................   106,800        858,672
          Intuit, Inc.(a)......................    59,300      2,535,668
          Lexmark International, Inc.(a)(b)....    37,814      2,231,026
          Mercury Interactive Corp.(a).........    25,000        849,500
          Micron Technology, Inc.(a)(b)........   188,600      5,846,600
          Microsoft Corp.(a)(b)................ 1,705,600    113,030,112
          NCR Corp.(a).........................    31,300      1,153,718
          Network Appliance, Inc.(a)(b)........   104,400      2,283,228
          Novell, Inc.(a)......................   126,100        578,799
          NVIDIA Corp.(a)......................    40,000      2,676,000
          Oracle Corp.(a)...................... 1,779,120     24,569,647
          Palm, Inc.(a)........................   192,857        748,285
          Parametric Technology Corp.(a).......    97,000        757,570
          Peoplesoft, Inc.(a)..................    96,000      3,859,200
          Sapient Corp.(a).....................    37,400        288,728
          Siebel Systems, Inc.(a)..............   146,200      4,090,676
          Symbol Technologies, Inc.............    73,400      1,165,592
          Unisys Corp.(a)......................   102,000      1,279,080
          VERITAS Software Corp.(a)............   131,259      5,884,341
          Yahoo!, Inc.(a)(b)...................   186,400      3,306,736
                                                          --------------
                                                             267,145,238
                                                          --------------
        Construction -- 0.1%
          Centex Corp.(b)......................    19,600      1,118,964
          Fluor Corp...........................    23,500        878,900
          KB HOME(b)...........................    16,166        648,257
          Pulte Corp...........................    14,500        647,715
          Vulcan Materials Co..................    32,000      1,534,080
                                                          --------------
                                                               4,827,916
                                                          --------------
        Consumer Products
          Tupperware Corp......................    22,300        429,275
                                                          --------------
        Containers -- 0.1%
          Ball Corp............................     8,900        629,230
          Bemis Co., Inc.(b)...................    18,100        890,158
          Pactiv Corp.(a)......................    49,900        885,725
                                                          --------------
                                                               2,405,113
                                                          --------------
        Cosmetics & Soaps -- 1.8%
          Alberto-Culver Co. (Class "B" Stock).    19,100        854,534
          Avon Products, Inc.(b)...............    75,900      3,529,350
          Clorox Co............................    75,500      2,986,025
          Colgate-Palmolive Co.(b).............   178,500     10,308,375
          Gillette Co..........................   335,200     11,195,680
          International Flavors & Fragrances,
           Inc.................................    32,400        962,604
          Procter & Gamble Co..................   409,204     32,380,313
                                                          --------------
                                                              62,216,881
                                                          --------------
        Diversified Consumer Products -- 1.0%
          Eastman Kodak Co.....................    91,300      2,686,959
          Philip Morris Cos., Inc..............   695,600     31,893,260
                                                          --------------
                                                              34,580,219
                                                          --------------
        Diversified Manufacturing Operations -- 3.7%
          General Electric Co.................. 3,148,800    126,203,904
                                                          --------------

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Diversified Office Equipment -- 0.2%
           Avery Dennison Corp................    35,000 $    1,978,550
           Pitney Bowes, Inc..................    75,700      2,847,077
           Xerox Corp.(b).....................   225,792      2,352,753
                                                         --------------
                                                              7,178,380
                                                         --------------
         Diversified Operations -- 0.1%
           Corning, Inc.(b)...................   307,000      2,738,440
                                                         --------------
         Drugs & Medical Supplies -- 12.0%
           Abbott Laboratories................   490,600     27,350,950
           Allergan, Inc......................    41,000      3,077,050
           American Home Products Corp........   415,100     25,470,536
           AmerisourceBergen Corp.(b).........    27,000      1,715,850
           Bard, (C.R.), Inc..................    17,000      1,096,500
           Bausch & Lomb, Inc.................    20,100        756,966
           Baxter International, Inc..........   186,300      9,991,269
           Becton Dickinson & Co..............    79,900      2,648,685
           Biogen, Inc.(a)....................    48,700      2,792,945
           Biomet, Inc........................    86,925      2,685,983
           Boston Scientific Corp.(a).........   132,300      3,191,076
           Bristol-Myers Squibb Co............   618,560     31,546,560
           Cardinal Health, Inc...............   142,875      9,238,298
           Genzyme Corp.(a)(b)................    60,000      3,591,600
           Guidant Corp.(a)...................    95,600      4,760,880
           Immunex Corp.(a)...................   158,000      4,378,180
           Johnson & Johnson..................   964,271     56,988,416
           King Pharmaceuticals, Inc.(a)......    72,533      3,055,815
           Lilly (Eli) & Co.(b)...............   356,200     27,975,948
           Medtronic, Inc.(b).................   383,600     19,644,156
           Merck & Co., Inc...................   726,200     42,700,560
           Pfizer, Inc........................ 2,000,850     79,733,873
           Pharmacia Corp.....................   410,556     17,510,213
           Schering-Plough Corp...............   465,700     16,676,717
           St. Jude Medical, Inc.(a)..........    28,300      2,197,495
           Stryker Corp.......................    61,800      3,607,266
           Watson Pharmaceuticals, Inc.(a)....    35,000      1,098,650
           Zimmer Holdings, Inc.(a)...........    63,986      1,954,132
                                                         --------------
                                                            407,436,569
                                                         --------------
         Electrical Services -- 0.2%
           American Power Conversion(a).......    57,700        834,342
           Power-One, Inc.(a).................    20,000        208,200
           TXU Corp.(b).......................    81,206      3,828,863
           Xcel Energy, Inc.(b)...............   108,495      3,009,651
                                                         --------------
                                                              7,881,056
                                                         --------------
         Electronics -- 5.1%
           Advanced Micro Devices,
            Inc.(a)(b)........................   108,200      1,716,052
           Altera Corp.(a)....................   127,200      2,699,184
           Analog Devices, Inc.(a)............   112,300      4,984,997
           Applied Materials, Inc.(a).........   259,600     10,409,960
           Applied Micro Circuits Corp.(a)(b).    97,000      1,098,040
           Broadcom Corp.(a)(b)...............    77,200      3,163,656
           Conexant Systems, Inc.(a)..........    72,000      1,033,920
           Electronic Data Systems Corp.(b)...   149,000     10,213,950

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B60

December 31, 2001


                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                            --------- --------------
        Electronics (cont'd.)
          Emerson Electric Co.(b).............   138,300 $    7,896,930
          Intel Corp.......................... 2,135,900     67,174,055
          Jabil Circuit, Inc.(a)(b)...........    54,000      1,226,880
          JDS Uniphase Corp.(a)(b)............   430,100      3,754,773
          KLA-Tencor Corp.(a)(b)..............    61,600      3,052,896
          Linear Technology Corp..............   101,700      3,970,368
          LSI Logic Corp.(a)..................   110,800      1,748,424
          Maxim Integrated Products, Inc.(a)..   101,600      5,335,016
          Molex, Inc..........................    64,200      1,986,990
          National Semiconductor Corp.(a).....    56,800      1,748,872
          Novellus Systems, Inc.(a)(b)........    41,100      1,621,395
          Perkin Elmer, Inc.(b)...............    36,000      1,260,720
          Pinnacle West Capital Corp..........    29,000      1,213,650
          PMC-Sierra, Inc.(a).................    38,000        807,880
          PPL Corp............................    50,000      1,742,500
          QLogic Corp.(a).....................    25,000      1,112,750
          RadioShack Corp.(b).................    58,360      1,756,636
          Sanmina Corp.(a)(b).................   145,600      2,897,440
          Solectron Corp.(a)(b)...............   228,000      2,571,840
          Tektronix, Inc.(a)..................    35,000        902,300
          Teradyne, Inc.(a)(b)................    57,000      1,717,980
          Texas Instruments, Inc..............   550,000     15,400,000
          Thomas & Betts Corp.................    23,800        503,370
          Vitesse Semiconductor Corp.(a)......    54,000        671,220
          Xilinx, Inc.(a).....................   109,000      4,256,450
                                                         --------------
                                                            171,651,094
                                                         --------------
        Financial Services -- 8.1%
          Ambac Financial Group, Inc..........    30,000      1,735,800
          American Express Co.................   418,000     14,918,420
          Bear, Stearns Cos., Inc.............    30,810      1,806,698
          Citigroup, Inc...................... 1,620,676     81,811,725
          Countrywide Credit Industries, Inc..    40,800      1,671,576
          Equifax, Inc.(b)....................    48,300      1,166,445
          Federal Home Loan Mortgage Corp.....   220,600     14,427,240
          Federal National
           Mortgage Association...............   316,700     25,177,650
          FleetBoston Financial Corp..........   344,366     12,569,359
          Franklin Resources, Inc.............    81,400      2,870,978
          H&R Block, Inc......................    61,400      2,744,580
          Household International, Inc.(b)....   148,658      8,613,245
          J.P. Morgan Chase & Co..............   628,166     22,833,834
          Lehman Brothers Holdings, Inc.(b)...    76,300      5,096,840
          MBNA Corp...........................   269,968      9,502,874
          Merrill Lynch & Co., Inc............   266,900     13,910,828
          Moody's Corp........................    51,860      2,067,140
          Morgan Stanley Dean Witter & Co.....   351,110     19,641,093
          Paychex, Inc........................   117,550      4,118,952
          Regions Financial Corp..............    75,300      2,262,012
          Schwab (Charles) Corp...............   446,900      6,913,543
          Stilwell Financial, Inc.............    72,800      1,981,616
          Synovus Financial Corp..............    97,500      2,442,375
          T. Rowe Price Group, Inc.(b)........    36,000      1,250,280
          USA Education, Inc..................    52,500      4,411,050
          Washington Mutual, Inc.(b)..........   282,622      9,241,739
                                                         --------------
                                                            275,187,892
                                                         --------------

                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                             ------- --------------
         Food & Beverage -- 4.0%
           Adolph Coors Co......................  12,800 $      683,520
           Anheuser-Busch Cos., Inc.(b)......... 282,500     12,771,825
           Archer-Daniels-Midland Co............ 218,038      3,128,845
           Brown-Forman Corp. (Class "B" Stock).  21,800      1,364,680
           Campbell Soup Co..................... 127,400      3,805,438
           Coca-Cola Co.(b)..................... 790,000     37,248,500
           Coca-Cola Enterprises, Inc.(b)....... 143,000      2,708,420
           ConAgra, Inc.(b)..................... 168,600      4,007,622
           General Mills, Inc.(b)............... 107,200      5,575,472
           Heinz (H.J.) & Co.................... 109,250      4,492,360
           Hershey Foods Corp...................  41,600      2,816,320
           Kellogg Co........................... 131,800      3,967,180
           PepsiCo, Inc......................... 558,140     27,175,837
           Sara Lee Corp........................ 248,700      5,528,601
           Sysco Corp........................... 215,600      5,653,032
           The Pepsi Bottling Group, Inc.(b)....  78,000      1,833,000
           Unilever NV, ADR (Netherlands)....... 183,232     10,555,996
           Wrigley (William) Jr. Co.............  74,100      3,806,517
                                                         --------------
                                                            137,123,165
                                                         --------------
         Forest Products -- 0.5%
           Boise Cascade Corp...................  19,886        676,323
           Georgia-Pacific Corp.(b).............  73,139      2,019,368
           International Paper Co.(b)........... 152,067      6,135,903
           Louisiana-Pacific Corp...............  38,900        328,316
           Mead Corp............................  31,400        969,946
           Temple-Inland, Inc...................  16,000        907,680
           Westvaco Corp........................  33,700        958,765
           Weyerhaeuser Co......................  65,000      3,515,200
           Willamette Industries, Inc...........  35,900      1,871,108
                                                         --------------
                                                             17,382,609
                                                         --------------
         Gas Pipelines -- 0.2%
           Cinergy Corp.(b).....................  52,839      1,766,408
           Peoples Energy Corp..................  11,400        432,402
           Sempra Energy........................  66,054      1,621,626
           Williams Cos., Inc................... 157,100      4,009,192
                                                         --------------
                                                              7,829,628
                                                         --------------
         Hospitals/Healthcare Management -- 2.1%
           Aetna, Inc...........................  49,312      1,626,803
           Agilent Technologies, Inc.(a)........ 143,613      4,094,407
           Amgen, Inc.(a)....................... 333,300     18,811,452
           Applera Corp.-Applied Biosystems
            Group...............................  70,100      2,752,827
           Chiron Corp.(a)......................  62,000      2,718,080
           Columbia/HCA Healthcare Corp......... 170,998      6,590,263
           Forest Laboratories, Inc.(a)(b)......  55,000      4,507,250
           Health Management Associates, Inc.
            (Class "A" Stock)(a)................  60,000      1,104,000
           HEALTHSOUTH Corp.(a)................. 133,500      1,978,470
           Humana, Inc.(a)......................  58,100        684,999
           IMS Health, Inc......................  98,820      1,927,978
           Manor Care, Inc.(a)..................  32,050        759,905
           Mckesson HBOC, Inc...................  93,507      3,497,162
           MedImmune, Inc.(a)(b)................  70,100      3,249,135

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B61

December 31, 2001


                                                              Value
       COMMON STOCKS                              Shares     (Note 2)
       (Continued)                                ------- --------------
       Hospitals/Healthcare Management (cont'd.)
         Tenet Healthcare Corp.(a)............... 103,500 $    6,077,520
         UnitedHealth Group, Inc.................  99,500      7,041,615
         Wellpoint Health Networks, Inc.(a)(b)...  19,600      2,290,260
                                                          --------------
                                                              69,712,126
                                                          --------------
       Household Products & Personal Care -- 0.3%
         Kimberly-Clark Corp..................... 169,488     10,135,382
         Leggett & Platt, Inc....................  64,000      1,472,000
                                                          --------------
                                                              11,607,382
                                                          --------------
       Housing Related -- 0.3%
         Masco Corp.(b).......................... 150,000      3,675,000
         Maytag Corp.............................  26,400        819,192
         Newell Rubbermaid, Inc.(b)..............  84,949      2,342,044
         Stanley Works...........................  25,800      1,201,506
         Whirlpool Corp.(b)......................  19,300      1,415,269
                                                          --------------
                                                               9,453,011
                                                          --------------
       Human Resources
         Robert Half International, Inc.(a)(b)...  52,300      1,396,410
                                                          --------------
       Insurance -- 4.3%
         AFLAC, Inc.............................. 168,400      4,135,904
         Allstate Corp........................... 226,488      7,632,646
         American International Group, Inc....... 829,987     65,900,968
         Aon Corp.(b)............................  87,125      3,094,680
         Chubb Corp..............................  55,100      3,801,900
         CIGNA Corp..............................  48,400      4,484,260
         Cincinnati Financial Corp...............  48,700      1,857,905
         Conseco, Inc.(a)(b)..................... 110,259        491,755
         Hartford Financial Services Group, Inc..  77,200      4,850,476
         Jefferson-Pilot Corp.(b)................  47,818      2,212,539
         John Hancock Financial Services, Inc....  92,000      3,799,600
         Lincoln National Corp...................  58,600      2,846,202
         Lowes Corp..............................  64,600      3,577,548
         Marsh & McLennan Cos., Inc..............  87,900      9,444,855
         MBIA, Inc...............................  46,950      2,517,928
         MetLife, Inc.(b)........................ 236,500      7,492,320
         MGIC Investment Corp....................  35,800      2,209,576
         Progressive Corp........................  22,600      3,374,180
         SAFECO Corp.............................  41,000      1,277,150
         St. Paul Cos., Inc......................  68,110      2,994,797
         Torchmark Corp..........................  41,800      1,643,994
         UnumProvident Corp......................  79,456      2,106,378
         XL Capital, Ltd. (Class "A" Stock)        39,000      3,563,040
                                                          --------------
                                                             145,310,601
                                                          --------------
       Leisure -- 0.8%
         Brunswick Corp..........................  33,400        726,784
         Carnival Corp. (Class "A" Stock)........ 184,400      5,177,952
         Disney (Walt) Co........................ 658,001     13,633,781
         Harrah's Entertainment, Inc.(a).........  38,750      1,434,137
         Hilton Hotels Corp...................... 104,800      1,144,416
         Marriott International, Inc.
          (Class "A" Stock)......................  74,000      3,008,100
         Sabre Group Holdings, Inc.
          (Class "A" Stock)(a)...................  42,419      1,796,445
         Starwood Hotels & Resorts Worldwide,
          Inc....................................  62,600      1,868,610
                                                          --------------
                                                              28,790,225
                                                          --------------

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Machinery -- 0.6%
           Caterpillar, Inc.(b)...............   107,800 $    5,632,550
           Cooper Industries, Inc.............    30,000      1,047,600
           Deere & Co.(b).....................    72,100      3,147,886
           Dover Corp.(b).....................    65,200      2,416,964
           Eaton Corp.........................    19,100      1,421,231
           Ingersoll-Rand Co..................    51,850      2,167,848
           Parker Hannifin Corp.(b)...........    36,425      1,672,272
           Snap-on, Inc.......................    22,800        767,448
           Thermo Electron Corp...............    57,000      1,360,020
                                                         --------------
                                                             19,633,819
                                                         --------------
         Media -- 3.4%
           AOL Time Warner, Inc.(a)........... 1,404,420     45,081,882
           Clear Channel
            Communications, Inc.(a)...........   184,500      9,392,895
           Comcast Corp.
            (Special Class "A")(a)(b).........   303,800     10,936,800
           Dow Jones & Co., Inc.(b)...........    28,800      1,576,224
           Gannett Co., Inc.(b)...............    83,700      5,627,151
           Interpublic Group of Cos., Inc.(b).   109,100      3,222,814
           Knight-Ridder, Inc.................    22,700      1,473,911
           McGraw Hill, Inc...................    61,300      3,738,074
           Meredith Corp......................    17,800        634,570
           New York Times Co. (The)
            (Class "A" Stock)(b)..............    50,500      2,184,125
           R.R. Donnelley & Sons, Co..........    40,200      1,193,538
           Tribune Co.(b).....................    95,200      3,563,336
           Univision Communications, Inc.
            (Class "A" Stock)(a)(b)...........    61,000      2,468,060
           Viacom, Inc. (Class "B" Stock)(a)..   566,036     24,990,489
                                                         --------------
                                                            116,083,869
                                                         --------------
         Metals - Ferrous -- 0.1%
           Allegheny Technologies, Inc........    28,940        484,745
           Nucor Corp.........................    25,400      1,345,184
           USX-U.S. Steel Group, Inc.(b)......    31,540        571,189
           Worthington Industries, Inc........    24,000        340,800
                                                         --------------
                                                              2,741,918
                                                         --------------
         Metals - Non Ferrous -- 0.4%
           Alcan Aluminum, Ltd................    99,750      3,584,017
           Alcoa, Inc.........................   274,776      9,768,287
           INCO, Ltd.(a)......................    62,200      1,053,668
                                                         --------------
                                                             14,405,972
                                                         --------------
         Mineral Resources -- 0.1%
           Burlington Resources, Inc..........    68,917      2,587,144
           Phelps Dodge Corp..................    25,528        827,107
                                                         --------------
                                                              3,414,251
                                                         --------------
         Miscellaneous - Basic Industry -- 2.3%
           AES Corp.(a)(b)....................   171,700      2,807,295
           BB&T Corp.(b)......................   135,100      4,878,461
           Crane Co...........................    21,625        554,465
           Danaher Corp.(b)...................    43,800      2,641,578
           Ecolab, Inc........................    42,000      1,690,500
           Fortune Brands, Inc................    50,700      2,007,213
           Honeywell, Inc.....................   255,950      8,656,229
           Illinois Tool Works, Inc...........    94,800      6,419,856
           International Game Technology(a)...    20,000      1,366,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B62

December 31, 2001


                                                            Value
          COMMON STOCKS                        Shares      (Note 2)
          (Continued)                         --------- --------------
          Miscellaneous - Basic Industry (cont'd.)
            ITT Industries, Inc..............    28,500 $    1,439,250
            Millipore Corp...................    16,200        983,340
            Pall Corp.(b)....................    44,000      1,058,640
            PPG Industries, Inc.(b)..........    54,800      2,834,256
            Sealed Air Corp.(a)..............    27,810      1,135,204
            Textron, Inc.....................    46,700      1,936,182
            Tyco International, Ltd.(b)......   624,743     36,797,363
            W.W. Grainger, Inc...............    27,500      1,320,000
                                                        --------------
                                                            78,525,832
                                                        --------------
          Miscellaneous - Consumer Growth/Stable -- 0.5%
            AmericanGreetingsCorp.
             (Class "A" Stock)...............    24,800        341,744
            Black & Decker Corp..............    25,800        973,434
            Minnesota Mining & Manufacturing
             Co. (3M)........................   125,600     14,847,176
                                                        --------------
                                                            16,162,354
                                                        --------------
          Oil & Gas -- 5.4%
            Amerada Hess Corp................    28,100      1,756,250
            Anadarko Petroleum Corp..........    80,563      4,580,006
            Ashland Oil, Inc.................    23,100      1,064,448
            ChevronTexaco Corp.(b)...........   337,561     30,248,841
            El Paso Corp.....................   162,511      7,249,616
            EOG Resources, Inc.(b)...........    35,000      1,368,850
            Exxon Mobil Corp................. 2,175,870     85,511,691
            Kerr-McGee Corp..................    31,926      1,749,545
            Nabors Industries, Inc.(a)(b)....    47,900      1,644,407
            NICOR, Inc.......................    16,200        674,568
            Phillips Petroleum Co............   120,100      7,237,226
            Royal Dutch Petroleum Co. ADR
             (Netherlands)...................   680,900     33,377,718
            Sunoco, Inc.(b)..................    29,200      1,090,328
            Unocal Corp......................    73,300      2,643,931
            USX-Marathon Corp................    95,100      2,853,000
                                                        --------------
                                                           183,050,425
                                                        --------------
          Oil & Gas Exploration & Production -- 0.3%
            Conoco, Inc......................   199,957      5,658,783
            Devon Energy Corp.(b)............    40,000      1,546,000
            Occidental Petroleum Corp........   116,700      3,096,051
                                                        --------------
                                                            10,300,834
                                                        --------------
          Oil & Gas Services -- 0.8%
            Apache Corp.(b)..................    46,310      2,309,943
            Baker Hughes, Inc.(b)............   107,730      3,928,913
            Halliburton Co...................   140,600      1,841,860
            Kinder Morgan, Inc...............    34,800      1,938,012
            McDermott International, Inc.(a).    20,700        253,989
            Noble Drilling Corp.(a)(b).......    40,600      1,382,024
            PG&E Corp........................   117,500      2,260,700
            Rowan Cos., Inc.(a)..............    28,700        555,919
            Schlumberger, Ltd................   182,000     10,000,900
            Transocean Sedco Forex, Inc.(b)..    99,433      3,362,824
                                                        --------------
                                                            27,835,084
                                                        --------------

                                                            Value
         COMMON STOCKS                          Shares     (Note 2)
         (Continued)                            ------- --------------
         Precious Metals -- 0.2%
           Barrick Gold Corp.(b)............... 172,961 $    2,758,728
           Freeport-McMoRan Copper & Gold,
            Inc. (Class "B" Stock)(a)(b).......  51,200        685,568
           Newmont Mining Corp.(b).............  61,503      1,175,322
           Placer Dome, Inc.................... 104,000      1,134,640
                                                        --------------
                                                             5,754,258
                                                        --------------
         Railroads -- 0.4%
           Burlington Northern Sante Fe Corp... 121,426      3,464,284
           CSX Corp.(b)........................  68,512      2,401,345
           Norfolk Southern Corp............... 128,300      2,351,739
           Union Pacific Corp..................  78,100      4,451,700
                                                        --------------
                                                            12,669,068
                                                        --------------
         Real Estate Investment Trust -- 0.2%
           Equity Office Properties Trust...... 117,000      3,519,360
           Equity Residential Properties Trust.  71,000      2,038,410
                                                        --------------
                                                             5,557,770
                                                        --------------
         Restaurants -- 0.5%
           Darden Restaurants, Inc.............  33,500      1,185,900
           McDonald's Corp..................... 411,100     10,881,817
           Tricon Global Restaurants, Inc.(a)..  48,050      2,364,060
           Wendy's International, Inc.(b)......  37,800      1,102,626
                                                        --------------
                                                            15,534,403
                                                        --------------
         Retail -- 7.1%
           Albertson's, Inc.(b)................ 129,944      4,091,937
           AutoZone, Inc.(a)(b)................  34,000      2,441,200
           Bed Bath & Beyond, Inc.(a)..........  88,600      3,003,540
           Best Buy Co., Inc.(a)...............  65,000      4,841,200
           Big Lots, Inc.(a)...................  40,200        418,080
           Circuit City Stores, Inc............  70,200      1,821,690
           Costco Wholesale Corp.(a)(b)........ 141,332      6,272,314
           CVS Corp............................ 123,500      3,655,600
           Dillard's, Inc. (Class "A" Stock)...  32,750        524,000
           Dollar General Corp................. 109,803      1,636,065
           Family Dollar Stores, Inc...........  45,000      1,349,100
           Federated Department Stores,
            Inc.(a)(b).........................  65,100      2,662,590
           Home Depot, Inc..................... 742,319     37,865,692
           J.C. Penney Co., Inc.(b)............  86,500      2,326,850
           Kmart Corp.(a)(b)(e)................ 169,400        924,924
           Kohl's Corp.(a)(b).................. 105,000      7,396,200
           Kroger Co.(a)....................... 258,100      5,386,547
           Liz Claiborne, Inc.(b)..............  15,900        791,025
           Lowe's Companies, Inc.(b)........... 241,900     11,226,579
           May Department Stores Co............  96,800      3,579,664
           Nordstrom, Inc.(b)..................  46,300        936,649
           Office Depot, Inc.(a)...............  96,000      1,779,840
           Safeway, Inc.(a)(b)................. 161,700      6,750,975
           Sears, Roebuck & Co.(b)............. 104,100      4,959,324
           Sherwin-Williams Co.(b).............  53,800      1,479,500
           Staples, Inc.(a)(b)................. 146,200      2,733,940
           Starbucks Corp.(a)(b)............... 112,400      2,141,220
           Supervalu, Inc......................  46,800      1,035,216

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B63

December 31, 2001


                                                            Value
       COMMON STOCKS                           Shares      (Note 2)
       (Continued)                            --------- --------------
       Retail (cont'd.)
         Target Corp.........................   283,368 $   11,632,256
         The Gap, Inc........................   273,787      3,816,591
         The Limited, Inc....................   136,496      2,009,221
         Tiffany & Co.(b)....................    43,300      1,362,651
         TJX Cos., Inc.(b)...................    87,900      3,503,694
         Toys 'R' Us, Inc.(a)(b).............    61,250      1,270,325
         Wal-Mart Stores, Inc................ 1,416,600     81,525,330
         Walgreen Co.........................   323,900     10,902,474
         Winn-Dixie Stores, Inc.(b)..........    48,900        696,825
                                                        --------------
                                                           240,750,828
                                                        --------------
       Rubber -- 0.1%
         B.F. Goodrich Co....................    31,800        846,516
         Cooper Tire & Rubber Co.............    28,800        459,648
         Goodyear Tire & Rubber Co...........    49,200      1,171,452
                                                        --------------
                                                             2,477,616
                                                        --------------
       Telecommunications -- 6.6%
         ADC Telecommunications, Inc.(a).....   262,400      1,207,040
         Alltel Corp.........................   100,600      6,210,038
         Andrew Corp.(a).....................    29,112        637,262
         AT&T Corp........................... 1,094,667     19,857,259
         AT&T Wireless Services, Inc.(a).....   803,643     11,548,350
         BellSouth Corp......................   595,100     22,703,065
         CenturyTel, Inc.....................    43,100      1,413,680
         CIENA Corp.(a)(b)...................    83,000      1,187,730
         Citizens Communications Co.(a)(b)...    68,000        724,880
         Lucent Technologies, Inc.(b)........ 1,100,105      6,919,660
         Motorola, Inc.......................   703,395     10,564,993
         Nextel Communications, Inc.
          (Class "A" Stock)(a)(b)............   252,600      2,768,496
         Nortel Networks Corp.(b)............ 1,026,280      7,697,100
         QUALCOMM, Inc.(a)...................   242,600     12,251,300
         Qwest Communications International,
          Inc................................   533,947      7,544,671
         SBC Communications, Inc............. 1,066,574     41,777,704
         Scientific-Atlanta, Inc.............    52,800      1,264,032
         Sprint Corp.(a).....................   285,200      5,726,816
         Sprint Corp. (PCS Group)(b).........   298,200      7,279,062
         Tellabs, Inc.(b)....................   138,000      2,074,140
         Verizon Communications..............   856,838     40,665,532
         WorldCom, Inc.......................   926,078     13,039,178
                                                        --------------
                                                           225,061,988
                                                        --------------
       Textiles
         VF Corp.............................    37,036      1,444,774
                                                        --------------
       Tobacco -- 0.1%
         UST, Inc.(b)........................    54,100      1,893,500
                                                        --------------
       Toy Manufacturer -- 0.1%
         Hasbro, Inc.(b).....................    61,150        992,465
         Mattel, Inc.........................   131,481      2,261,473
                                                        --------------
                                                             3,253,938
                                                        --------------
       Trucking & Shipping -- 0.2%
         Federal Express Corp.(a)............   100,840      5,231,579
         Ryder System, Inc...................    20,600        456,290
                                                        --------------
                                                             5,687,869
                                                        --------------

                                                             Value
        COMMON STOCKS                            Shares     (Note 2)
        (Continued)                              ------- --------------
        Utilities - Electric & Gas -- 0.4%
          Dynegy, Inc. (Class "A" Stock)........ 102,900 $    2,623,950
          Exelon Corp........................... 102,775      4,920,867
          KeySpan Corp..........................  43,400      1,503,810
          NiSource, Inc.........................  61,300      1,413,578
          Progress Energy, Inc..................  69,214      3,116,706
          Progress Energy, Inc. (CVO)...........  36,000              0
                                                         --------------
                                                             13,578,911
                                                         --------------
        Utilities - Electric -- 1.7%
          Allegheny Energy, Inc.................  34,400      1,245,968
          Ameren Corp.(b).......................  40,900      1,730,070
          American Electric Power Co., Inc.(b).. 102,640      4,467,919
          Calpine Corp.(a)(b)...................  95,000      1,595,050
          CMS Energy Corp.(b)...................  43,100      1,035,693
          Consolidated Edison, Inc.(b)..........  66,600      2,687,976
          Constellation Energy Group............  53,550      1,421,753
          Dominion Resources, Inc.(b)...........  80,442      4,834,564
          DTE Energy Co.........................  48,700      2,042,478
          Duke Energy Co.(b).................... 248,962      9,774,248
          Edison International.................. 113,800      1,718,380
          Entergy Corp..........................  68,000      2,659,480
          FirstEnergy Corp......................  97,236      3,401,315
          FPL Group, Inc........................  54,700      3,085,080
          Mirant Corp.(a)....................... 110,030      1,762,681
          Niagara Mohawk Holdings, Inc.(a)......  52,700        934,371
          Public Service Enterprise Group, Inc..  68,800      2,902,672
          Reliant Energy, Inc...................  99,210      2,631,049
          Southern Co.(b)....................... 218,000      5,526,300
          TECO Energy, Inc.(b)..................  30,000        787,200
                                                         --------------
                                                             56,244,247
                                                         --------------
        Waste Management -- 0.2%
          Allied Waste Industries, Inc.(a)......  68,000        956,080
          Waste Management, Inc................. 202,530      6,462,732
                                                         --------------
                                                              7,418,812
                                                         --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $ 2,368,680,076).........................  3,316,791,544
                                                         --------------

                                     Moody's   Principal
          SHORT-TERM                 Rating     Amount
          INVESTMENTS --           (Unaudited)   (000)
          16.4%                    ----------- ---------

          Commercial Paper -- 3.6%
            American Electric Power,
             3.00%, 01/22/02(c)...    Baa1      $30,330     30,276,922
            General Motors Acceptance
             Corp.,
             2.55%, 02/25/02(c)...     A3        32,979     32,850,519
            Phillips Petroleum Co.,
             2.55%, 01/28/02(c)...     A2        17,531     17,497,472
            Sears Roebuck
             Acceptance Corp.,
             2.75%, 02/07/02(c)...     A3         6,000      5,983,042
             2.55%, 02/08/02(c)...     A3        15,000     14,959,625

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B64

December 31, 2001


                                  Moody's    Principal
       SHORT-TERM                 Rating      Amount         Value
       INVESTMENTS              (Unaudited)    (000)        (Note 2)
       (Continued)              ----------- ------------ --------------
       Commercial Paper (cont'd.)
         Sprint Capital Corp.,
          2.69%, 02/08/02(c)...    Baa1     $     20,000 $   19,943,211
                                                         --------------
                                                            121,510,791
                                                         --------------
       U.S. Government Obligations -- 0.2%
         United States Treasury Bills,
          1.67%, 03/14/02(d)...     Aaa            4,700      4,684,302
                                                         --------------

                                              Shares
                                            ------------
       Mutual Fund -- 12.6%
         Prudential Core Investment Fund -
           Taxable Money Market Series
          (Note 4)(c)....................    428,513,064    428,513,064
                                                         --------------
       TOTAL SHORT-TERM INVESTMENTS
        (cost $554,708,157).............................    554,708,157
                                                         --------------
       TOTAL INVESTMENTS -- 114.1%
        (cost $2,923,388,233; Note 7)...................  3,871,499,701
                                                         --------------
       VARIATION MARGIN ON OPEN FUTURES
        CONTRACTS (f)...................................       (618,625)
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (14.1)%...............................   (476,791,781)
                                                         --------------
       NET ASSETS -- 100.0%............................. $3,394,089,295
                                                         ==============

The following abbreviations are used in portfolio descriptions:

                 ADR American Depository Receipt
                 CVO Contingent Value Obligation
                 NV  Naamloze Vennootschap (Dutch Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $453,214,641; cash collateral $473,923,763 was received with which the portfolio purchased securities.

(c)Represents all or a portion of security purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Subsequent to December 31, 2001, the issuer declared bankruptcy.

(f)Open futures contracts as of December 31, 2001 are as follows:

 Number of               Expiration  Value at       Value at
 Contracts     Type         Date    Trade Date  December 31, 2001 Appreciation
 ---------     ----      ---------- ----------  ----------------- ------------
 Long Positions:
 245                                                                $666,530
           S&P 500 Index   Mar 02   $69,721,970    $70,388,500      ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B65

                                VALUE PORTFOLIO

December 31, 2001


       LONG-TERM INVESTMENTS -- 95.8%                          Value
                                                   Shares     (Note 2)
       COMMON STOCKS                               ------- --------------
       Advertising -- 1.0%
         Lamar Advertising Co.(a)................. 287,100 $   12,155,814
         Omnicom Group, Inc.(b)...................  65,400      5,843,490
                                                           --------------
                                                               17,999,304
                                                           --------------
       Aerospace -- 1.1%
         Boeing Co................................ 130,052      5,043,417
         Northrop Grumman Corp.(b)................ 107,300     10,816,913
         United Technologies Corp.................  51,300      3,315,519
                                                           --------------
                                                               19,175,849
                                                           --------------
       Agricultural Products & Services -- 0.1%
         IMC Global, Inc.......................... 148,100      1,925,300
                                                           --------------
       Airlines -- 0.5%
         Delta Air Lines, Inc..................... 326,300      9,547,538
                                                           --------------
       Automobiles & Trucks -- 0.8%
         Ford Motor Co............................ 203,200      3,194,304
         Navistar International Corp.(a).......... 294,800     11,644,600
                                                           --------------
                                                               14,838,904
                                                           --------------
       Banks and Savings & Loans -- 4.7%
         Bank of America Corp..................... 365,200     22,989,340
         Bank of New York Co., Inc. (The)......... 231,200      9,432,960
         Comerica, Inc............................ 150,800      8,640,840
         Freddie Mac.............................. 198,900     13,008,060
         PNC Financial Services Group............. 340,400     19,130,480
         Washington Mutual, Inc................... 134,800      4,407,960
         Wells Fargo & Co......................... 164,500      7,147,525
                                                           --------------
                                                               84,757,165
                                                           --------------
       Business Services -- 0.3%
         Interpublic Group of Cos., Inc........... 106,700      3,151,918
         KPMG Consulting, Inc.(a)................. 106,900      1,771,333
                                                           --------------
                                                                4,923,251
                                                           --------------
       Chemicals -- 1.6%
         Dow Chemical Co.......................... 346,400     11,701,392
         Eastman Chemical Co......................      52          2,029
         Lyondell Chemical Co.(b)................. 499,400      7,156,402
         NOVA Chemicals Corp.(b).................. 562,500     10,839,375
                                                           --------------
                                                               29,699,198
                                                           --------------
       Computers -- 3.0%
         Compaq Computer Corp..................... 672,000      6,558,720
         Dell Computer Corp.(a)................... 233,900      6,357,402
         Hewlett-Packard Co.(b)................... 456,100      9,368,294
         International Business Machines Corp.(b). 249,400     30,167,424
         Sun Microsystems, Inc.(a)................ 141,822      1,744,411
                                                           --------------
                                                               54,196,251
                                                           --------------
       Computer Software & Services -- 2.4%
         BMC Software, Inc.(a).................... 559,100      9,152,467
         Cisco Systems, Inc.(a)................... 513,650      9,302,201
         Computer Associates International, Inc... 125,230      4,319,183
         Electronic Data Systems Corp.............  63,500      4,352,925
         Microsoft Corp.(a)....................... 232,000     15,370,000
                                                           --------------
                                                               42,496,776
                                                           --------------
       Distribution/Wholesalers -- 0.5%
         Ingram Micro, Inc. (Class "A" Stock)(a).. 550,000      9,526,000
                                                           --------------

                                                            Value
          COMMON STOCKS                          Shares    (Note 2)
          (Continued)                            ------- ------------
          Diversified Consumer Products -- 1.6%
            Fortune Brands, Inc.................  71,700 $  2,838,603
            Philip Morris Co., Inc.............. 561,200   25,731,020
                                                         ------------
                                                           28,569,623
                                                         ------------
          Diversified Operations -- 4.6%
            Cendant Corp.(a).................... 308,040    6,040,664
            CP HOLDRS (Canada).................. 263,400   10,333,182
            General Electric Co................. 276,100   11,066,088
            Honeywell International, Inc........ 282,000    9,537,240
            Illinois Tool Works, Inc............  35,300    2,390,516
            McDermott International, Inc.(a).... 987,000   12,110,490
            Textron, Inc........................  67,300    2,790,258
            Tyco International, Ltd............. 473,900   27,912,710
                                                         ------------
                                                           82,181,148
                                                         ------------
          Drugs & Medical Supplies -- 3.4%
            Abbott Laboratories.................  88,700    4,945,025
            American Home Products Corp......... 190,742   11,703,929
            Baxter International, Inc........... 209,690   11,245,675
            Bristol-Myers Squibb Co.............  80,200    4,090,200
            Johnson & Johnson...................  72,100    4,261,110
            Merck & Co., Inc....................  96,900    5,697,720
            Pfizer, Inc......................... 381,800   15,214,730
            Pharmacia Corp......................  75,800    3,232,870
                                                         ------------
                                                           60,391,259
                                                         ------------
          Electronics -- 2.7%
            Amphenol Corp. (Class "A" Stock)(a). 174,400    8,379,920
            Arrow Electronics, Inc.(a).......... 125,200    3,743,480
            Avnet, Inc.......................... 258,600    6,586,542
            Emerson Electric Co................. 168,900    9,644,190
            Intel Corp.......................... 186,800    5,874,860
            Sanmina - SCI Corp.(a).............. 181,000    3,601,900
            Synopsys, Inc.(a)(b)................ 198,500   11,725,395
                                                         ------------
                                                           49,556,287
                                                         ------------
          Financial Services -- 12.4%
            A.G. Edwards, Inc................... 277,400   12,252,758
            Citigroup, Inc...................... 982,700   49,606,696
            Countrywide Credit Industries, Inc.. 105,000    4,301,850
            Eaton Vance Corp.................... 277,900    9,879,345
            Fannie Mae.......................... 282,000   22,419,000
            FleetBoston Financial Corp.......... 371,230   13,549,895
            Goldman Sachs Group, Inc. (The)(b).. 187,000   17,344,250
            Household International, Inc.(b).... 297,500   17,237,150
            J.P. Morgan Chase & Co.............. 288,000   10,468,800
            Legg Mason, Inc..................... 112,100    5,602,758
            Lehman Brothers Holdings, Inc....... 392,100   26,192,280
            MBNA Corp........................... 352,700   12,415,040
            Mellon Financial Corp...............  81,800    3,077,316
            Merrill Lynch & Co., Inc............  77,820    4,055,978
            Morgan Stanley Dean Witter & Co..... 274,100   15,333,154
                                                         ------------
                                                          223,736,270
                                                         ------------
          Food & Beverage -- 1.4%
            Anheuser-Busch Cos., Inc............ 206,000    9,313,260
            General Mills, Inc.................. 110,100    5,726,301
            Sara Lee Corp....................... 496,250   11,031,637
                                                         ------------
                                                           26,071,198
                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B66

December 31, 2001


                                                                Value
       COMMON STOCKS                                Shares     (Note 2)
       (Continued)                                 --------- ------------
       Forest Products -- 2.0%
         Boise Cascade Corp.......................   264,800 $  9,005,848
         Georgia-Pacific Group....................   306,000    8,448,660
         International Paper Co...................    74,000    2,985,900
         Temple-Inland, Inc.......................   162,000    9,190,260
         Westvaco Corp............................    87,800    2,497,910
         Weyerhaeuser Co..........................    75,600    4,088,448
                                                             ------------
                                                               36,217,026
                                                             ------------
       Hospitals/Hospital Management -- 3.3%
         Anthem, Inc.(a)(b).......................   304,000   15,048,000
         HCA-The Healthcare Co....................   413,000   15,917,020
         Health Management Associates,
          Inc.(a).................................   198,100    3,645,040
         Humana, Inc.(a).......................... 1,422,200   16,767,738
         Tenet Healthcare Corp.(a)................    60,800    3,570,176
         Wellpoint Health Networks, Inc.(a).......    45,600    5,328,360
                                                             ------------
                                                               60,276,334
                                                             ------------
       Household Products & Personal Care -- 1.3%
         Colgate-Palmolive Co.....................   112,600    6,502,650
         Gillette Co..............................   354,900   11,853,660
         Kimberly-Clark Corp......................    59,200    3,540,160
         Procter & Gamble Co......................    25,100    1,986,163
                                                             ------------
                                                               23,882,633
                                                             ------------
       Instrument - Controls -- 0.3%
         Johnson Controls, Inc....................    25,600    2,067,200
         Parker-Hannifin Corp.....................    63,600    2,919,876
                                                             ------------
                                                                4,987,076
                                                             ------------
       Insurance -- 7.1%
         Allstate Corp............................   493,600   16,634,320
         American International Group, Inc........   305,800   24,280,520
         Chubb Corp...............................    40,900    2,822,100
         Hartford Financial Services Group,
          Inc.....................................   354,600   22,279,518
         Lincoln National Corp....................   242,600   11,783,082
         Loews Corp...............................   101,500    5,621,070
         Marsh & McLennan Cos., Inc...............    70,600    7,585,970
         Principal Financial Group, Inc. (The)(a).   569,600   13,670,400
         St. Paul Cos., Inc.......................   106,100    4,665,217
         XL Capital, Ltd. (Class "A" Stock).......   198,000   18,089,280
                                                             ------------
                                                              127,431,477
                                                             ------------
       Leisure -- 0.7%
         Brunswick Corp...........................   151,900    3,305,344
         Harrah's Entertainment, Inc.(a)..........   236,600    8,756,566
                                                             ------------
                                                               12,061,910
                                                             ------------
       Manufacturing -- 0.1%
         Deere & Co...............................    49,300    2,152,438
                                                             ------------
       Media -- 4.6%
         Adelphia Communications Corp.*
          (Class "A" Stock)(b)....................   364,200   11,355,756
         AOL Time Warner, Inc.(a).................   160,700    5,158,470
         Cablevision Systems Corp.
          (Class "A" Stock).......................   243,000   11,530,350

                                                             Value
         COMMON STOCKS                            Shares    (Note 2)
         (Continued)                             --------- -----------
         Media (cont'd)
           Gannett Co., Inc.....................    63,700 $ 4,282,551
           Liberty Media Corp.
            (Class "A" Stock)(a)(b).............   445,000   6,230,000
           McGraw-Hill Cos., Inc................   127,100   7,750,558
           Metro-Goldwyn-Mayer, Inc.(a).........   444,800   9,741,120
           New York Times Co. (The)
            (Class "A" Stock)...................   256,200  11,080,650
           Viacom, Inc. (Class "B" Stock)(a)....   365,700  16,145,655
                                                           -----------
                                                            83,275,110
                                                           -----------
         Metals -- 0.7%
           Freeport-McMoRan Copper & Gold, Inc.
            (Class "A" Stock)(a)................   459,100   5,922,390
           Freeport-McMoRan Copper & Gold, Inc.
            (Class "B" Stock)(a)(b).............   446,700   5,981,313
                                                           -----------
                                                            11,903,703
                                                           -----------
         Metals - Non Ferrous -- 1.2%
           Alcoa, Inc...........................   379,300  13,484,115
           Stillwater Mining Co.(a).............   393,300   7,276,050
                                                           -----------
                                                            20,760,165
                                                           -----------
         Networking Products -- 0.7%
           3Com Corp............................ 1,015,900   6,481,442
           Lucent Technologies, Inc............. 1,004,630   6,319,123
                                                           -----------
                                                            12,800,565
                                                           -----------
         Office Equipment & Supplies -- 0.9%
           Xerox Corp.(b)....................... 1,479,000  15,411,180
                                                           -----------
         Oil & Gas -- 4.7%
           ChevronTexaco Corp...................   197,317  17,681,576
           El Paso Corp.........................   180,664   8,059,421
           Exxon Mobil Corp.....................   471,900  18,545,670
           Praxair, Inc.........................    91,250   5,041,563
           Sempra Energy........................   300,100   7,367,455
           Sunoco, Inc..........................    95,900   3,580,906
           TotalFinaElf SA, ADR (France)........   139,500   9,798,480
           Williams Cos., Inc...................   582,200  14,857,744
                                                           -----------
                                                            84,932,815
                                                           -----------
         Oil & Gas Exploration & Production -- 4.3%
           Amerada Hess Corp....................   196,700  12,293,750
           Anadarko Petroleum Corp..............   135,900   7,725,915
           Conoco, Inc..........................   139,500   3,947,850
           Diamond Offshore Drilling, Inc.(b)...   172,000   5,228,800
           ENSCO International, Inc.(b).........   493,000  12,251,050
           Kerr-McGee Corp......................    40,200   2,202,960
           Noble Affiliates, Inc................   114,600   4,044,234
           Talisman Energy, Inc. (Canada).......   604,500  22,880,325
           Unocal Corp..........................    74,000   2,669,180
           USX-Marathon Corp....................   150,950   4,528,500
                                                           -----------
                                                            77,772,564
                                                           -----------
         Oil & Gas Drilling -- 0.6%
           GlobalSantaFe Corp...................   384,000  10,951,680
                                                           -----------
         Oil & Gas Services -- 0.9%
           Baker Hughes, Inc....................   129,400   4,719,218
           FMC Technologies, Inc.(a)(b).........   301,400   4,958,030

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B67

December 31, 2001


                                                            Value
          COMMON STOCKS                           Shares   (Note 2)
          (Continued)                             ------- -----------
          Oil & Gas Services (cont'd)
            Transocean Sedco Forex, Inc.......... 180,000 $ 6,087,600
                                                          -----------
                                                           15,764,848
                                                          -----------
          Real Estate Investment Trust -- 1.8%
            Avalonbay Communities, Inc........... 128,700   6,088,797
            Equity Office Properties Trust....... 560,660  16,864,653
            Equity Residential Properties Trust.. 211,800   6,080,778
            Starwood Hotels & Resorts Worldwide,
             Inc................................. 130,500   3,895,425
                                                          -----------
                                                           32,929,653
                                                          -----------
          Restaurants -- 0.2%
            Wendy's International, Inc........... 103,600   3,022,012
                                                          -----------
          Retail -- 3.7%
            Costco Wholesale Corp.(a)............ 137,200   6,088,936
            Federated Department Stores, Inc.(a). 379,900  15,537,910
            Home Depot, Inc...................... 217,800  11,109,978
            Lowe's Cos., Inc.....................  96,100   4,460,001
            Mattel, Inc.......................... 227,200   3,907,840
            May Department Stores Co............. 110,800   4,097,384
            Safeway, Inc.(a)..................... 164,300   6,859,525
            Target Corp.......................... 200,300   8,222,315
            Toys 'R' Us, Inc.(a)................. 280,000   5,807,200
                                                          -----------
                                                           66,091,089
                                                          -----------
          Semiconductors -- 1.1%
            Analog Devices, Inc.(a)..............  91,600   4,066,124
            LSI Logic Corp.(a)................... 202,000   3,187,560
            National Semiconductor Corp.(a)...... 292,000   8,990,680
            Texas Instruments, Inc............... 117,900   3,301,200
                                                          -----------
                                                           19,545,564
                                                          -----------
          Telecommunications -- 7.5%
            ALLTEL Corp.......................... 283,900  17,525,147
            AT&T Corp.(b)........................ 363,500   6,593,890
            AT&T Wireless Services, Inc.(a)...... 745,762  10,716,600
            BellSouth Corp....................... 113,460   4,328,499
            CenturyTel, Inc...................... 301,300   9,882,640

         General Motors Corp.
          (Class "H" Stock)(a)(b).................... 254,200   3,927,390
         Motorola, Inc............................... 427,000   6,413,540
         Nortel Networks Corp. (Canada).............. 177,000   1,327,500
         SBC Communications, Inc..................... 551,930  21,619,098
         Sprint Corp. (Fon Group).................... 640,000  12,851,200
         Sprint Corp. (PSC Group)(a)(b).............. 205,500   5,016,255
         Verizon Communications, Inc................. 486,900  23,108,274
         Western Wireless Corp. (Class "A" Stock)(a). 236,800   6,689,600
         WorldCom, Inc.-WorldCom Group............... 364,100   5,126,528
                                                              -----------
                                                              135,126,161
                                                              -----------
       Tobacco -- 0.5%
         R.J. Reynolds Tobacco Holdings, Inc......... 159,500   8,979,850
                                                              -----------
       Transportation -- 0.8%
         General Maritime Corp.(a)................... 292,500   2,925,000
         Teekay Shipping Corp. (Bahamas)(b).......... 173,600   6,049,960
         Union Pacific Corp.......................... 105,300   6,002,100
                                                              -----------
                                                               14,977,060
                                                              -----------

                                                           Value
          COMMON STOCKS                        Shares     (Note 2)
          (Continued)                          ------- --------------
          Utilities - Electric -- 3.9%
            American Electric Power Co., Inc.. 141,700 $    6,168,201
            Cinergy Corp......................  80,300      2,684,429
            Constellation Energy Group, Inc...  56,000      1,486,800
            Duke Energy Corp.................. 336,830     13,223,946
            Exelon Corp....................... 137,800      6,597,864
            FPL Group, Inc.................... 124,700      7,033,080
            NiSource, Inc..................... 611,800     14,108,108
            PG&E Corp......................... 440,400      8,473,296
            Pinnacle West Capital Corp........  51,700      2,163,645
            TXU Corp.......................... 182,200      8,590,730
                                                       --------------
                                                           70,530,099
                                                       --------------
          Waste Management -- 0.8%
            Waste Management, Inc............. 469,900     14,994,509
                                                       --------------
          TOTAL LONG-TERM INVESTMENTS
           (cost $1,639,211,272)...................... $1,726,368,842
                                                       --------------

                                        Moody's   Principal
                                        Rating     Amount
       SHORT-TERM                     (Unaudited)   (000)
       INVESTMENTS -- 10.5%           ----------- ---------
       Repurchase Agreement -- 0.6%
         Joint Repurchase Agreement,
          1.64%, 01/02/02
          (Note 5)...................              $10,342     10,342,000
                                                            -------------
       Commercial Paper -- 4.0%
         Falcon Asset Securitization
          Corp.,
          1.85%, 01/29/02(c).........    P-1        20,000     19,971,222
         General Motors
          Acceptance Corp.,
          2.55%, 02/25/02(c).........    P-1        12,000     11,953,250
         Phillips Petroleum Co.,
          2.77%, 01/18/02(c).........     P-1        8,527      8,515,846
          2.51%, 01/30/02(c).........     P-1        9,455      9,435,883
         Sears Roebuck
          Acceptance Corp.,
          2.75%, 02/07/02(c).........     P-1        4,213      4,201,092
         Sprint Capital Corp.,
          2.75%, 01/30/02(c).........     P-1       17,982     17,942,165
                                                            -------------
                                                               72,019,458
                                                            -------------
       Other Corporate Obligations -- 2.6%
         American Electric Power,
          3.00%, 01/22/02(c).........    Baa1       17,685     17,654,051
         Deutsche Bank AG
          1.75%, 01/02/02(c).........     Aa3       10,677     10,677,000
         KeySpan Corp.,
          2.28%, 01/28/02(c).........      A3       14,000     13,976,060
         Societe Generale,
          1.00%, 01/01/02(c).........      A1        5,629      5,629,000
                                                            -------------
                                                               47,936,111
                                                            -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B68

December 31, 2001


                                                            Value
        SHORT-TERM                             Shares      (Note 2)
        INVESTMENTS (Continued)              ---------- --------------
        Mutual Fund -- 3.3%
          Prudential Core Investment Fund -
           Taxable Money Market Series(c)
           (Note 4)......................... 58,755,907 $   58,755,907
                                                        --------------
        TOTAL SHORT-TERM INVESTMENTS
         (cost $189,053,477)...........................    189,053,476
                                                        --------------
        TOTAL INVESTMENTS -- 106.3%
         (cost $1,828,264,749; Note 7).................  1,915,422,318
                                                        --------------
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (6.3)%..............................   (112,955,085)
                                                        --------------
        NET ASSETS -- 100.0%........................... $1,802,467,233
                                                        ==============

The following abbreviations are used in portfolio descriptions:

             ADR American Depository Receipt
             AG  Aktiengesellschaft (German Stock Company)
             SA Sociedad Anonmia (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $115,321,684; cash collateral $119,684,054 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B69

                        ZERO COUPON BOND PORTFOLIO 2005

December 31, 2001


                                                                 Principal
                                                    Maturity      Amount      Value
LONG-TERM INVESTMENTS -- 95.7%                        Date         (000)     (Note 2)
LONG-TERM BONDS                                 --------         ---------- -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS
  Federal National Mortgage Association........ 01/24/05         $    1,400 $ 1,230,908
  Federal National Mortgage Association........ 01/24/06              2,320   1,928,871
  Financing Corp............................... 03/07/04              3,350   3,090,274
  Financing Corp............................... 11/11/05                425     356,197
  Financing Corp............................... 02/08/05                688     599,585
  Financing Corp............................... 08/08/07              2,070   1,541,840
  Resolution Funding Corp...................... 07/15/07              4,350   3,323,922
  United States Treasury Bond.................. 08/15/05             33,675  28,930,193
  United States Treasury Bond.................. 02/15/06              7,970   6,661,804
  United States Treasury Bond.................. 08/15/07              6,400   4,915,968
                                                                            -----------
TOTAL LONG-TERM INVESTMENTS
 (cost $48,857,490)........................................................  52,579,562
                                                                            -----------

                                                                  Shares
SHORT-TERM INVESTMENT -- 2.4%                                    ----------
MUTUAL FUND
  Prudential Core Investment Fund -- Taxable Money Market Series
   (cost $1,346,132; Note 4)..................................    1,346,132   1,346,132
                                                                            -----------
TOTAL INVESTMENTS -- 98.1%
 (cost $50,203,622; Note 7)................................................  53,925,694
                                                                            -----------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.9%..............................   1,027,347
                                                                            -----------
TOTAL NET ASSETS -- 100.0%................................................. $54,953,041
                                                                            ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B70

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to fourteen Portfolios: Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, Value Portfolio and Zero Coupon Bond Portfolio 2005.

       The Portfolios of the Series Fund have the following as investment objectives:

       Conservative Balanced Portfolio: Total return consistent with a conservatively managed diversified portfolio by investing in money market instruments, bonds and common stocks of both established and smaller companies.

       Diversified Bond Portfolio: High level of income over the long-term while providing reasonable safety of capital by investing in U.S. government securities, mortgage-backed bonds, both investment-grade and high yield corporate debt, and foreign securities.

       Equity Portfolio: Capital appreciation by investing primarily in stocks of major, established companies.

       Flexible Managed Portfolio: High total return by investing in money market instruments, bonds and common stocks.

       Global Portfolio: Long-term growth of capital by investing primarily in common stock and common stock equivalents of U.S. and foreign companies.

       Government Income Portfolio: High level of income over the long-term by investing primarily in intermediate and longer-term U.S. government bonds, including U.S. Treasuries and agencies, mortgage-backed securities and foreign government securities.

       High Yield Bond Portfolio: High total return by investing primarily in noninvestment-grade bonds.

       Money Market Portfolio: Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in high quality short-term money market securities issued by the U.S. Government and its agencies that generally mature in 13 months or less.

       Natural Resources Portfolio: Long-term growth of capital by investing primarily in stocks of companies that operate within, or do business with, the natural resources sector of the economy.

       Prudential Jennison Portfolio: Long-term growth of capital by investing primarily in common stocks of established companies, that the Portfolio manager believes offer above-average growth prospects.

       Small Capitalization Stock Portfolio: Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor's Small Capitalization Stock Index (the "S&P 600 SmallCap Index") by investing primarily in stocks of the S&P 600 SmallCap Index.

       Stock Index Portfolio: Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

       Value Portfolio: Capital appreciation by investing in common stocks that are undervalued.

       Zero Coupon Bond Portfolio 2005: Highest predictable compound investment return by investing primarily in debt obligations of the U.S. Treasury and corporations, issued without interest coupons or stripped of their interest coupons.

       The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

                                      C1

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Securities listed on an exchange or NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation, or if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments LLC ("PI"), formerly known as Prudential Investments Fund Management LLC, under the direction of the Series Fund's Board of Directors.

       The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       The High Yield Bond Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio at December 31, 2001 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

       (ii) purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

                                      C2

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

       At December 31, 2001, the Global Portfolio had 46,644,297 Euro on deposit with a single financial institution.

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain
       (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or a loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

       The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

                                      C3

       Securities Lending: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to qualified institutions. The Portfolio may bear the risk of delay in recovery of, or even loss of right in, the securities loaned should the borrower of the securities fail financially. The Portfolio receives compensation, net of any rebate, for lending its securities loaned, and any gain (loss) in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. For the year ended December 31, 2001, PSI has been compensated by the following amounts:

                Conservative Balanced Portfolio..... $  523,872
                Diversified Bond Portfolio..........    345,815
                Flexible Managed Portfolio..........    649,359
                Global Portfolio....................    212,920
                Government Income Portfolio.........     63,332
                High Yield Bond Portfolio...........     92,193
                Prudential Jennison Portfolio.......     14,784
                Small Capitalization Stock Portfolio    103,934
                Stock Index Portfolio...............    562,771
                Value Portfolio.....................     77,393
                                                     ----------
                                                     $2,646,373
                                                     ==========

       Swaps: Certain portfolios of the Series Fund may enter into interest rate and total return swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level.

       For Portfolios with multiple classes of shares, net investment income
       (loss), other than administration and distribution fees, and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

       Taxes: For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare

                                      C4
       and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 3: Agreements

       The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. ("PIM"), formerly known as The Prudential Investment Corporation, Jennison Associates LLC ("Jennison"), Victory Capital Management ("Victory"), GE Asset Management ("GEAM"), Salomon Brothers Asset Management ("Salomon") and Deutsche Asset Management, Inc. ("Deutsche") (collectively, the "Subadvisers"), under which each provides investment advisory services with certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

       The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                                                     Management
                             Portfolio                  Fee
                             ---------               ----------
                Conservative Balanced Portfolio.....    0.55%
                Diversified Bond Portfolio..........    0.40
                Equity Portfolio....................    0.45
                Flexible Managed Portfolio..........    0.60
                Global Portfolio....................    0.75
                Government Income Portfolio.........    0.40
                High Yield Bond Portfolio...........    0.55
                Money Market Portfolio..............    0.40
                Natural Resources Portfolio.........    0.45
                Prudential Jennison Portfolio.......    0.60
                Small Capitalization Stock Portfolio    0.40
                Stock Index Portfolio...............    0.35
                Value Portfolio.....................    0.40
                Zero Coupon Bond Portfolio 2005.....    0.40

       The Subadvisers provide investment advisory services to the Portfolios as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

                     Portfolio                      Subadviser(s)
                     ---------                      -------------
        Conservative Balanced Portfolio..... PIM
        Diversified Bond Portfolio.......... PIM
        Equity Portfolio.................... Jennison, GEAM, Salomon
        Flexible Managed Portfolio.......... PIM
        Global Portfolio.................... Jennison
        Government Income Portfolio......... PIM
        High Yield Bond Portfolio........... PIM
        Money Market Portfolio.............. PIM
        Natural Resources Portfolio......... Jennison
        Prudential Jennison Portfolio....... Jennison
        Small Capitalization Stock Portfolio PIM
        Stock Index Portfolio............... PIM
        Value Portfolio..................... Jennison, Deutsche, Victory
        Zero Coupon Bond Portfolio 2005..... PIM

                                      C5

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

       PI has agreed to reimburse each Portfolio (other than the Global Portfolio), the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds the percentage stated below, of the Portfolio's average daily net assets. However, for the year ended December 31, 2001, none of Portfolios exceeded the expense limit specified below.

                                                Class I      Class II
                     Portfolio               Expense limit Expense limit
                     ---------               ------------- -------------
        Conservative Balanced Portfolio.....     0.75%          N/A
        Diversified Bond Portfolio..........     0.75           N/A
        Equity Portfolio....................     0.75          1.15%
        Flexible Managed Portfolio..........     0.75           N/A
        Government Income Portfolio.........     0.75           N/A
        High Yield Bond Portfolio...........     0.75           N/A
        Money Market Portfolio..............     0.75           N/A
        Natural Resources Portfolio.........     0.75           N/A
        Prudential Jennison Portfolio.......     0.75          1.15
        Small Capitalization Stock Portfolio     0.75           N/A
        Stock Index Portfolio...............     0.75           N/A
        Value Portfolio.....................     0.75          1.15
        Zero Coupon Bond Portfolio 2005.....     0.75           N/A

       N/A--Not applicable - Portfolio does not currently have Class II shares.

       PIMS, PI, PIM, PSI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ("Prudential").

       The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates.The Funds pay a commitment fee of .08 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternate source of funding for capital share redemptions. The Series Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2001.

                                      C6

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expense paid to nonaffiliates. During the year ended December 31, 2001, the Series Fund incurred fees for the services of PMFS and as of December 31, 2001 fees were due to PMFS as follows:

                                          Amount Incurred
                                              for the         Amount Due
                                            Year Ended           as of
                 Portfolio               December 31, 2001 December 31, 2001
                 ---------               ----------------- -----------------
    Conservative Balanced Portfolio.....      $ 5,100           $  300
    Diversified Bond Portfolio..........        6,300              400
    Equity Portfolio....................        6,600              400
    Flexible Managed Portfolio..........        5,400              300
    Global Portfolio....................        7,100              500
    Government Income Portfolio.........        3,700              200
    High Yield Bond Portfolio...........        6,000              400
    Money Market Portfolio..............        7,300              500
    Natural Resources Portfolio.........        3,500              200
    Prudential Jennison Portfolio.......        9,400              700
    Small Capitalization Stock Portfolio        4,900              300
    Stock Index Portfolio...............        7,500              500
    Value Portfolio.....................        6,400              400
    Zero Coupon Bond Portfolio 2005.....        1,300              100
                                              -------           ------
                                              $80,500           $5,200
                                              =======           ======

       For the year ended December 31, 2001, PSI earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

                             Portfolio                           Commissions
                             ---------                           -----------
   Equity Portfolio.............................................  $ 42,073
   Prudential Jennison Portfolio................................   420,475
   Value Portfolio..............................................     8,159
                                                                  --------
                                                                  $470,707
                                                                  ========

       Certain Portfolios invest in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the fiscal year ended December 31, 2001, the following Portfolios earned income from the Series by investing their excess cash and collateral from securities lending. See Note 2 relating to Securities Lending:

                                                       Securities Lending
                                              Cash         Collateral
                   Portfolio               Investment      Investment
                   ---------               ----------- ------------------
      Conservative Balanced Portfolio..... $28,735,701      $800,344
      Diversified Bond Portfolio..........   2,042,238       791,213
      Equity Portfolio....................     120,021            --
      Flexible Managed Portfolio..........  39,783,527       891,395
      Global Portfolio....................       9,331            --
      Government Income Portfolio.........   1,915,370       189,993
      High Yield Portfolio................   1,557,901       276,574
      Natural Resources Portfolio.........       5,620            --
      Prudential Jennison Portfolio.......      16,929            --
      Small Capitalization Stock Portfolio          --       311,801
      Stock Index Portfolio...............   1,749,779       125,874
      Value Portfolio.....................      56,575            --
      Zero Coupon Bond Portfolio 2005.....      42,379            --

                                      C7

Note 5:  Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury of federal agency obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $225,737,000 as of December 31, 2001. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                                Principal   Percentage
                       Portfolio                 Amount      Interest
                       ---------               ------------ ----------
          Equity Portfolio.................... $ 54,191,000    24.01%
          Flexible Managed Portfolio..........   61,458,000    27.23
          Small Capitalization Stock Portfolio   24,859,000    11.01
          Value Portfolio.....................   10,342,000     4.58
          All other Portfolios................   74,887,000    33.17
                                               ------------   ------
                                               $225,737,000   100.00%

       As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

       Bear, Stearns & Co., Inc., 1.65%, in the principal amount of $75,246,000, repurchase price $75,311,041, due 01/02/2002. The value of the collateral including accrued interest was $76,817,263.

       Goldman, Sachs & Co., 1.68%, in the principal amount of $75,246,000, repurchase price $75,246,814, due 01/02/2002. The value of the collateral including accrued interest was $76,751,750.

       UBS Warburg, 1.60%, in the principal amount of $75,245,000, repurchase price $75,245,122, due 01/02/2002. The value of the collateral including accrued interest was $76,750,025.

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2001 were as follows:

       Cost of Purchases:

                           Portfolio
                           ---------
              Conservative Balanced Portfolio..... $  688,335,076
              Diversified Bond Portfolio..........  1,786,931,833
              Equity Portfolio....................  7,376,721,960
              Flexible Managed Portfolio..........  2,017,414,474
              Global Portfolio....................    582,604,638
              Government Income Portfolio.........     12,491,807
              High Yield Bond Portfolio...........    609,913,222
              Natural Resources Portfolio.........     82,760,557
              Prudential Jennison Portfolio.......  2,035,855,207
              Small Capitalization Stock Portfolio    149,678,788
              Stock Index Portfolio...............     99,706,921
              Value Portfolio.....................  3,172,475,085
              Zero Coupon Bond Portfolio 2005.....             --

       Proceeds from Sales:

                          Portfolio
                          ---------
             Conservative Balanced Portfolio..... $  899,655,003
             Diversified Bond Portfolio..........  1,657,584,250
             Equity Portfolio....................  7,744,882,568
             Flexible Managed Portfolio..........  2,396,229,727
             Global Portfolio....................    598,486,549
             Government Income Portfolio.........      6,626,062
             High Yield Bond Portfolio...........    516,660,144
             Natural Resources Portfolio.........     88,705,635
             Prudential Jennison Portfolio.......  2,086,853,651
             Small Capitalization Stock Portfolio    123,833,520
             Stock Index Portfolio...............    385,625,946
             Value Portfolio.....................  3,275,761,537
             Zero Coupon Bond Portfolio 2005.....             --

                                      C8

       The Equity Portfolio's options activity was as follows:

                                                          Contracts Premiums
                                                          --------- ---------
  Equity Portfolio
     Balance as of December 31, 2000.....................      0    $       0
     Options written.....................................    940      307,369
     Options terminated in closing purchase transactions.   (235)     (76,842)
     Options expired.....................................   (705)    (230,527)
                                                            ----    ---------
     Balance as of December 31, 2001.....................      0    $       0
                                                            ====    =========

       The Global Portfolio entered into an equity price return swap agreement with Merrill Lynch International. The Global Portfolio receives the change in the market value of shares of Taiwan Semiconductor, including dividends and the Global Portfolio pays 3 month LIBOR plus 0.75% based on the value of shares of Taiwan Semiconductor on the date the contract was entered into. The realized gain/loss on the swap is recognized on a quarterly basis on the valuation dates noted in the swap agreement. In addition, the Global Portfolio will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor multiplied by the market price on termination date multiplied by 0.0075. The details of the swap agreement are as follows:

               Termination     Notional       Current     Current
  Open Date       Date      Amount (shares)    Value       Basis    (Depreciation)
  ---------   ------------- --------------- ----------- ----------- --------------
March 6, 2001 March 6, 2002    5,747,140    $14,374,010 $14,959,589   $(585,579)

Note 7: Distributions and Tax Information

       Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized capital gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended December 31, 2001, the adjustments were as follows:

                                              Undistributed
                                                   Net      Accumulated
                                               Investment   Net Realized
                                                 Income     Gain (Loss)
                                              ------------- ------------
        Conservative Balanced Portfolio(b)(c)  $   84,670   $   (84,670)
        Diversified Bond Portfolio(a)........    (329,561)      329,561
        Equity Portfolio(a)..................        (841)          841
        Flexible Managed Portfolio(b)(c).....    (305,389)      305,389
        Global Portfolio(a)..................   1,994,808    (1,994,808)
        Government Income Portfolio(c).......     362,929      (362,929)
        Natural Resources Portfolio(a)(b)....     (20,502)       20,502
        Value Portfolio(a)...................      (1,520)        1,520

       (a) Reclassification of net foreign currency gain (loss).
       (b) Reclassification of litigation award.
       (c) Reclassification of paydown losses.


       The tax character of distributions paid during the year ended December 31, 2001 were:

                                         Ordinary    Long-Term       Total
                                          Income    Capital Gain Distributions
                                       ------------ ------------ -------------
  Conservative Balanced Portfolio..... $150,891,583           -- $150,891,583
  Diversified Bond Portfolio..........   83,748,940           --   83,748,940
  Equity Portfolio....................   40,969,035 $265,424,741  306,393,776
  Flexible Managed Portfolio..........  152,930,076   59,783,919  212,713,995
  Global Portfolio....................  121,603,942  110,756,102  232,360,044
  Government Income Portfolio.........   17,801,024           --   17,801,024
  High Yield Bond Portfolio...........   76,479,091           --   76,479,091
  Money Market Portfolio..............   56,418,757           --   56,418,757
  Natural Resources Portfolio.........   11,919,723   21,853,776   33,773,499
  Prudential Jennison Portfolio.......    3,975,418   23,849,415   27,824,833
  Small Capitalization Stock Portfolio   15,707,325   63,821,226   79,528,551
  Stock Index Portfolio...............   36,492,104  200,086,034  236,578,138
  Value Portfolio.....................   43,249,563  158,743,507  201,993,070
  Zero Coupon Bond Portfolio 2005.....    2,544,785        3,050    2,547,835

                                      C9

       At December 31, 2001, the components of distributable earnings on a tax basis and approximate capital loss carryforwards were as follows:

                                                   Accumulated
                                     Accumulated    Long-Term     Approximate
                                      Ordinary       Capital     Capital Loss
                                       Income         Gains     Carryforward(j)
                                     ------------  -----------  ---------------
Conservative Balanced
  Portfolio(a)..................... $  8,002,898            --              --
Diversified Bond Portfolio(b)......   87,169,906            --  $ (16,030,000)  (expiring in 2008)
Equity Portfolio(c)................    1,025,823            --   (150,352,000)  (expiring in 2009)
Flexible Managed Portfolio(a)......  106,760,860            --   (171,262,000)  (expiring in 2009)
Global Portfolio(d)................    7,749,158            --   (119,545,000)  (expiring in 2009)
Government Income Portfolio(e).....   17,270,559   $ 2,106,947              --
High Yield Bond Portfolio(f).......   73,376,378                 (186,168,000)   (i)
Natural Resources Portfolio(a).....    2,081,611     4,236,125              --
Prudential Jennison Portfolio(g)...      232,880            --   (546,470,000)  (expiring in 2009)
Small Capitalization Stock
  Portfolio(a).....................    4,119,440     6,444,405              --
Stock Index Portfolio(a)...........    2,863,825    21,938,148              --
Value Portfolio(h).................      244,140            --
Zero Coupon Bond
  Portfolio 2005(a)................    2,612,341       544,446              --
(a)The difference between book basis and tax basis is primarily cost basis adjustments.
(b)The difference between book basis and tax basis is primarily cost basis adjustments and post-
   October currency and capital losses of approximately $336,000 and $29,365,000.
(c)The difference between book basis and tax basis is primarily cost basis adjustments and post-
   October capital losses of approximately $49,939,000.
(d)The difference between book basis and tax basis is primarily cost basis adjustments and post-
   October currency and capital losses of approximately $223,000 and $14,748,000.
(e)The difference between book basis and tax basis is primarily cost basis adjustments and post-
   October capital losses of approximately $1,605,000.
(f)The difference between book basis and tax basis is primarily cost basis adjustments and post-
   October capital losses of approximately $23,401,000.
(g)The difference between book basis and tax basis is primarily cost basis adjustments and post-
   October capital losses of approximately $43,428,000.
(h)The difference between book basis and tax basis is primarily cost basis adjustments and post-
   October capital losses of approximately $474,000.
(i)Approximately $2,842,000 expiring in 2003, $43,467,000 expiring in 2007, $59,264,000 expiring in 2008 and $80,595,000 expiring in 2009.
(j)Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

       The United States federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of December 31, 2001 were as follows:

                                                                      Other Cost
                             Tax Basis                                   Basis     Total Net
        Portfolio          of Investments  Appreciation  Depreciation Adjustments  Unrealized
        ---------          -------------- -------------- ------------ ----------- -------------
Conservative Balanced
  Portfolio............... $3,923,271,708 $  265,293,848 $318,310,479         --  $ (53,016,631)
Diversified Bond Portfolio  1,666,164,777     33,833,065   28,395,362  $  (7,887)     5,429,816
Equity Portfolio..........  4,724,201,584    320,786,971  428,395,137     (5,045)  (107,613,211)
Flexible Managed
  Portfolio...............  4,504,605,429    207,721,003  280,785,789               (73,064,786)
Global Portfolio..........    917,437,931     66,922,878   83,622,551   (700,310)   (17,399,983)
Government Income
  Portfolio...............    371,288,340      7,432,391      446,284                 6,986,107
High Yield Bond Portfolio.    886,620,756     18,388,266  156,303,466         --   (137,915,200)
Natural Resources
  Portfolio...............    296,226,619     93,756,833   53,389,981     (7,971)    40,358,881
Prudential Jennison
  Portfolio...............  2,335,616,762    166,261,804  251,176,577         --    (84,914,773)
Small Capitalization Stock
  Portfolio...............    643,630,155    120,239,813   85,750,445         --     34,489,368
Stock Index Portfolio.....  2,923,859,393  1,267,833,441  320,193,133         --    947,640,308
Value Portfolio...........  1,832,217,892    177,719,960   94,515,534        (95)    83,204,331
Zero Coupon Bond
  Portfolio 2005..........     50,203,622      3,861,533      139,461         --      3,722,072

                                      C10

       The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark to market on passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables, payables and swaps.

Note 8: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2001, the Equity, Prudential Jennison, and Value Portfolios have Class II shares outstanding.

       Transactions in shares of common stock of the Equity, Prudential Jennison, and Value Portfolios were as follows:

Equity Portfolio:

                             Class I                                  Shares         Amount
                             -------                                -----------  --------------
Year ended December 31, 2001:
Capital stock sold.................................................   6,820,032  $  145,636,754
Capital stock issued in reinvestment of dividends and distributions  13,866,586     306,268,475
Capital stock repurchased.......................................... (26,086,147)   (561,395,525)
                                                                    -----------  --------------
Net decrease in shares outstanding.................................  (5,399,529) $ (109,490,296)
                                                                    ===========  ==============

                                                                      Shares         Amount
                                                                    -----------  --------------
Year ended December 31, 2000:
Capital stock sold.................................................   5,832,020  $  159,489,724
Capital stock issued in reinvestment of dividends and distributions  41,948,776   1,027,518,157
Capital stock repurchased.......................................... (32,791,353)   (900,454,254)
                                                                    -----------  --------------
Net increase in shares outstanding.................................  14,989,443  $  286,553,627
                                                                    ===========  ==============

                             Class II                                 Shares         Amount
                             --------                               -----------  --------------

Year ended December 31, 2001:
Capital stock sold.................................................     112,189  $    2,532,973
Capital stock issued in reinvestment of dividends and distributions       5,636         125,301
Capital stock repurchased..........................................    (138,975)     (3,104,182)
                                                                    -----------  --------------
Net decrease in shares outstanding.................................     (21,150) $     (445,908)
                                                                    ===========  ==============

                                                                      Shares         Amount
                                                                    -----------  --------------
Year ended December 31, 2000:
Capital stock sold.................................................     180,812  $    5,100,934
Capital stock issued in reinvestment of dividends and distributions      10,095         244,147
Capital stock repurchased..........................................    (129,081)     (3,655,301)
                                                                    -----------  --------------
Net increase in shares outstanding.................................      61,826  $    1,689,780
                                                                    ===========  ==============

                                      C11

Prudential Jennison Portfolio:

                             Class I                                  Shares         Amount
                             -------                                -----------  --------------
Year ended December 31, 2001:
Capital stock sold.................................................  15,162,691  $  294,854,388
Capital stock issued in reinvestment of dividends and distributions   1,350,634      27,566,212
Capital stock repurchased.......................................... (24,682,625)   (472,653,566)
                                                                    -----------  --------------
Net decrease in shares outstanding.................................  (8,169,300) $ (150,232,966)
                                                                    ===========  ==============

                                                                      Shares         Amount
                                                                    -----------  --------------
Year ended December 31, 2000:
Capital stock sold.................................................  31,908,648  $1,051,369,622
Capital stock issued in reinvestment of dividends and distributions  17,678,914     414,090,579
Capital stock repurchased..........................................  (9,174,387)   (291,311,076)
                                                                    -----------  --------------
Net increase in shares outstanding.................................  40,413,175  $1,174,149,125
                                                                    ===========  ==============

                             Class II                                 Shares         Amount
                             --------                               -----------  --------------
Year ended December 31, 2001:
Capital stock sold.................................................   8,809,453  $  173,244,331
Capital stock issued in reinvestment of dividends and distributions      12,554         258,621
Capital stock repurchased..........................................  (6,174,713)   (123,299,190)
                                                                    -----------  --------------
Net increase in shares outstanding.................................   2,647,294  $   50,203,762
                                                                    ===========  ==============

                                                                      Shares         Amount
                                                                    -----------  --------------
February 10, 2000(a) through December 31, 2000:
Capital stock sold.................................................     550,511  $   16,730,013
Capital stock issued in reinvestment of dividends and distributions      71,503       1,617,253
Capital stock repurchased..........................................     (39,878)     (1,198,186)
                                                                    -----------  --------------
Net increase in shares outstanding.................................     582,136  $   17,149,080
                                                                    ===========  ==============
(a) Commencement of offering of Prudential Jennison Portfolio Class II shares.

Value Portfolio:

                             Class I                                  Shares        Amount
                             -------                                -----------  -------------
Year ended December 31, 2001:
Capital stock sold.................................................  13,749,522  $ 262,932,139
Capital stock issued in reinvestment of dividends and distributions  10,998,371    201,945,073
Capital stock repurchased.......................................... (20,742,150)  (394,297,177)
                                                                    -----------  -------------
Net increase in shares outstanding.................................   4,005,743  $  70,580,035
                                                                    ===========  =============

                             Class II                                 Shares        Amount
                             --------                               -----------  -------------
May 14, 2001(b) through December 31, 2001:
Capital stock sold.................................................      59,164  $   1,079,943
Capital stock issued in reinvestment of dividends and distributions       2,772         47,997
Capital stock repurchased..........................................        (256)        (4,810)
                                                                    -----------  -------------
Net increase in shares outstanding.................................      61,680  $   1,123,130
                                                                    ===========  =============
(b) Commencement of offering of Value Portfolio Class II shares.


                                      C12

Financial Highlights

                                                            Conservative Balanced Portfolio
                                                  --------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  --------------------------------------------------
                                                    2001       2000       1999      1998      1997
                                                  --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  14.63   $  15.36   $  15.08  $  14.97  $  15.52
                                                  --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income............................     0.44       0.59       0.62      0.66      0.76
Net realized and unrealized gains (losses)
 on investments..................................    (0.75)     (0.65)      0.37      1.05      1.26
                                                  --------   --------   --------  --------  --------
   Total from investment operations..............    (0.31)     (0.06)      0.99      1.71      2.02
                                                  --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.............    (0.48)     (0.56)     (0.62)    (0.66)    (0.76)
Distributions from net realized gains............    (0.15)     (0.11)     (0.06)    (0.94)    (1.81)
Distributions in excess of net realized gains....       --         --      (0.03)       --        --
                                                  --------   --------   --------  --------  --------
   Total distributions...........................    (0.63)     (0.67)     (0.71)    (1.60)    (2.57)
                                                  --------   --------   --------  --------  --------
Net Asset Value, end of year..................... $  13.69   $  14.63   $  15.36  $  15.08  $  14.97
                                                  ========   ========   ========  ========  ========
Total Investment Return:(a)......................    (2.02)%    (0.48)%    6.69 %   11.74 %   13.45 %
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $3,259.7   $3,714.3   $4,387.1  $4,796.0  $4,744.2
Ratios to average net assets:
 Expenses........................................    0.58 %     0.60 %     0.57 %    0.57 %    0.56 %
 Net investment income...........................    3.05 %     3.79 %     4.02 %    4.19 %    4.48 %
Portfolio turnover rate..........................     239 %       85 %      109 %     167 %      295%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                              Diversified Bond Portfolio
                                                  -------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  -------------------------------------------------
                                                    2001      2000        1999       1998     1997
                                                  --------  --------    --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  11.28  $  10.95    $  11.06   $  11.02  $11.07
                                                  --------  --------    --------   --------  ------
Income From Investment Operations:
Net investment income............................     0.67      0.77        0.67       0.69    0.80
Net realized and unrealized gains (losses) on
 investments.....................................     0.12      0.26       (0.75)      0.08    0.11
                                                  --------  --------    --------   --------  ------
   Total from investment operations..............     0.79      1.03       (0.08)      0.77    0.91
                                                  --------  --------    --------   --------  ------
Less Distributions:
Dividends from net investment income.............    (0.71)    (0.70)         --      (0.69)  (0.83)
Distributions from net realized gains............       --        --(b)    (0.03)     (0.04)  (0.13)
                                                  --------  --------    --------   --------  ------
   Total distributions...........................    (0.71)    (0.70)      (0.03)     (0.73)  (0.96)
                                                  --------  --------    --------   --------  ------
Net Asset Value, end of year..................... $  11.36  $  11.28    $  10.95   $  11.06  $11.02
                                                  ========  ========    ========   ========  ======
Total Investment Return(a).......................     6.98%    9.72 %      (0.74)%    7.15 %   8.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $1,400.7  $1,269.8    $1,253.8   $1,122.6  $816.7
Ratios to average net assets:
 Expenses........................................    0.44 %    0.45 %      0.43 %     0.42 %   0.43%
 Net investment income...........................    6.35 %    6.83 %      6.25 %     6.40 %   7.18%
Portfolio turnover rate..........................     257 %     139 %       171 %      199 %   224 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported includes reinvestment of dividends and distributions.

(b)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights

                                                                               Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                                   Class I                                   Class II
                                              -------------------------------------------------  ----------------------------
                                                                  Year Ended                        Year Ended     May 3, 1999(c)
                                                                 December 31,                      December 31,       through
                                              -------------------------------------------------  ----------------   December 31,
                                                2001       2000      1999      1998      1997     2001      2000        1999
                                              --------   --------  --------  --------  --------  -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  24.50   $  28.90  $  29.64  $  31.07  $  26.96  $ 24.51   $28.92      $32.79
                                              --------   --------  --------  --------  --------  -------   ------      ------
Income from Investment Operations:
Net investment income........................     0.18       0.51      0.54      0.60      0.69     0.09     0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................    (2.83)      0.26      3.02      2.21      5.88    (2.83)    0.26       (0.60)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total from investment operations..........    (2.65)      0.77      3.56      2.81      6.57    (2.74)    0.65       (0.32)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Less Distributions:
Dividends from net investment income.........    (0.18)     (0.51)    (0.53)    (0.60)    (0.70)   (0.10)   (0.40)      (0.34)
Distributions in excess of net investment
 income......................................       --      (0.02)       --        --        --       --    (0.02)         --
Distributions from net realized gains........    (1.18)     (4.64)    (3.77)    (3.64)    (1.76)   (1.18)   (4.64)      (3.21)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total distributions.......................    (1.36)     (5.17)    (4.30)    (4.24)    (2.46)   (1.28)   (5.06)      (3.55)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Net Asset Value, end of period............... $  20.49   $  24.50  $  28.90  $  29.64  $  31.07  $ 20.49   $24.51      $28.92
                                              ========   ========  ========  ========  ========  =======   ======      ======
Total Investment Return(a)...................   (11.18)%    3.28 %   12.49 %    9.34 %   24.66 %  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0  $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................    0.49 %     0.49 %    0.47 %    0.47 %    0.46 %    0.89%    0.91%       0.87%(b)
  Net investment income......................    0.84 %     1.75 %    1.72 %    1.81 %    2.27 %    0.45%    1.26%       1.33%(b)
Portfolio turnover rate......................     153 %       78 %       9 %      25 %      13 %    153 %     78 %         9 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

                                                                      Flexible Managed Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  16.53   $  17.64   $  16.56  $  17.28  $  17.79
                                                          --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income....................................     0.42       0.61       0.58      0.58      0.59
Net realized and unrealized gains (losses) on investments    (1.35)     (0.86)      0.69      1.14      2.52
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (0.93)     (0.25)      1.27      1.72      3.11
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.58)     (0.62)        --     (0.59)    (0.58)
Distributions from net realized gains....................    (0.23)     (0.24)     (0.19)    (1.85)    (3.04)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (0.81)     (0.86)     (0.19)    (2.44)    (3.62)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  14.79   $  16.53   $  17.64  $  16.56  $  17.28
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................    (5.68)%    (1.44)%    7.78 %   10.24 %   17.96 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,896.6   $4,463.8   $5,125.3  $5,410.0  $5,490.1
Ratios to average net assets:
  Expenses...............................................    0.64 %     0.64 %     0.62 %    0.61 %    0.62 %
  Net investment income..................................    2.61 %     3.22 %     3.20 %    3.21 %    3.02 %
Portfolio turnover rate..................................     236 %      132 %       76 %     138 %     227 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

Financial Highlights

                                                                         Global Portfolio
                                                          ----------------------------------------------
                                                                            Year Ended
                                                                           December 31,
                                                          ----------------------------------------------
                                                           2001       2000       1999     1998     1997
                                                          -------   --------   --------  -------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.61   $  30.98   $  21.16  $ 17.92  $17.85
                                                          -------   --------   --------  -------  ------
Income from Investment Operations:
Net investment income....................................    0.09       0.07       0.06     0.07    0.09
Net realized and unrealized gains (losses) on investments   (3.58)     (5.30)     10.04     4.38    1.11
                                                          -------   --------   --------  -------  ------
   Total from investment operations......................   (3.49)     (5.23)     10.10     4.45    1.20
                                                          -------   --------   --------  -------  ------
Less Distributions:
Dividends from net investment income.....................   (0.06)     (0.07)        --    (0.16)  (0.13)
Distributions in excess of net investment income.........      --      (0.13)     (0.10)   (0.12)  (0.10)
Distributions from net realized gains....................   (4.77)     (1.94)     (0.18)   (0.93)  (0.90)
                                                          -------   --------   --------  -------  ------
   Total distributions...................................   (4.83)     (2.14)     (0.28)   (1.21)  (1.13)
                                                          -------   --------   --------  -------  ------
Net Asset Value, end of year............................. $ 15.29   $  23.61   $  30.98  $ 21.16  $17.92
                                                          =======   ========   ========  =======  ======
Total Investment Return(a)...............................  (17.64)%   (17.68)%   48.27 %  25.08 %  6.98 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 885.0   $1,182.1   $1,298.3  $ 844.5  $638.4
Ratios to average net assets:............................
  Expenses...............................................   0.84 %     0.85 %     0.84 %   0.86 %  0.85 %
  Net investment income..................................   0.58 %     0.25 %     0.21 %   0.29 %  0.47 %
Portfolio turnover rate..................................     67 %       95 %       76 %     73 %    70 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                Government Income Portfolio
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999     1998    1997
                                                          ------  ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $12.02  $11.55  $11.87   $11.52  $11.22
                                                          ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................   0.65    0.89    0.76     0.67    0.75
Net realized and unrealized gains (losses) on investments   0.31    0.52   (1.08)    0.36    0.30
                                                          ------  ------  ------   ------  ------
   Total from investment operations......................   0.96    1.41   (0.32)    1.03    1.05
                                                          ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................  (0.72)  (0.91)     --    (0.68)  (0.75)
Distribution from net realized gains.....................     --   (0.03)     --       --      --
                                                          ------  ------  ------   ------  ------
   Total distributions...................................  (0.72)  (0.94)     --    (0.68)  (0.75)
                                                          ------  ------  ------   ------  ------
Net Asset Value, end of year............................. $12.26  $12.02  $11.55   $11.87  $11.52
                                                          ======  ======  ======   ======  ======
Total Investment Return(a)...............................   8.06%  12.78%  (2.70)%   9.09%   9.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $311.0  $291.5  $335.5   $443.2  $429.6
Ratios to average net assets:............................
  Expenses...............................................  0.47 %  0.47 %  0.44 %    0.43%   0.44%
  Net investment income..................................   5.53%   6.03%   5.72%    5.71%   6.40%
Portfolio turnover rate..................................    361%    184%    106%     109%     88%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D3

Financial Highlights

                                                                  High Yield Bond Portfolio
                                                          -----------------------------------------
                                                                          Year Ended
                                                                         December 31,
                                                          -----------------------------------------
                                                           2001     2000     1999    1998     1997
                                                          ------   ------   ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 6.14   $ 7.52   $ 7.21  $ 8.14   $ 7.87
                                                          ------   ------   ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.58     0.74     0.79    0.77     0.78
Net realized and unrealized gains (losses) on investments  (0.62)   (1.30)   (0.46)  (0.94)    0.26
                                                          ------   ------   ------  ------   ------
   Total from Investment operations......................  (0.04)   (0.56)    0.33   (0.17)    1.04
                                                          ------   ------   ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.70)   (0.82)   (0.02)  (0.76)   (0.77)
                                                          ------   ------   ------  ------   ------
Net Asset Value, end of year............................. $ 5.40   $ 6.14   $ 7.52  $ 7.21   $ 8.14
                                                          ======   ======   ======  ======   ======
Total Investment Return(a)...............................  (0.44)%  (7.91)%   4.61%  (2.36)%  13.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $655.8   $661.3   $802.2  $789.3   $568.7
Ratios to average net assets:
  Expenses...............................................   0.60%    0.60%    0.60%   0.58%    0.57%
  Net investment income..................................  10.93%   10.47%   10.48%  10.31%    9.78%
Portfolio turnover rate..................................    84 %      76%      58%    63 %    106 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                   Money Market Portfolio
                                                        --------------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                        --------------------------------------------
                                                          2001      2000      1999     1998    1997
                                                        --------  --------  --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year..................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        --------  --------  --------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains     0.41      0.60      0.49    0.52    0.54
Dividend and distributions.............................    (0.41)    (0.60)    (0.49)  (0.52)  (0.54)
                                                        --------  --------  --------  ------  ------
Net Asset Value, end of year........................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        ========  ========  ========  ======  ======
Total Investment Return(a).............................    4.22 %     6.20%    4.97 %   5.39%   5.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................. $1,501.9  $1,238.2  $1,335.5  $920.2  $657.5
Ratios to average net assets:
  Expenses.............................................    0.43 %     0.44%    0.42 %   0.41%   0.43%
  Net investment income................................    3.86 %     6.03%    4.90 %   5.20%   5.28%

(a)Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D4

Financial Highlights

                                                                   Natural Resources Portfolio
                                                          -------------------------------------------
                                                                           Year Ended
                                                                          December 31,
                                                          -------------------------------------------
                                                           2001      2000    1999    1998      1997
                                                          -------   ------  ------  -------   -------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.59   $17.38  $11.98  $ 15.24   $ 19.77
                                                          -------   ------  ------  -------   -------
Income From Investment Operations:
Net investment income....................................    0.43     0.13    0.10     0.09      0.12
Net realized and unrealized gains (losses) on investments   (2.89)    6.36    5.40    (2.48)    (2.43)
                                                          -------   ------  ------  -------   -------
   Total from investment operations......................   (2.46)    6.49    5.50    (2.39)    (2.31)
                                                          -------   ------  ------  -------   -------
Less Distributions:
Dividends from net investment income.....................   (0.55)   (0.16)  (0.10)   (0.11)    (0.10)
Distributions in excess of net investment income.........      --    (0.09)     --       --        --
Distributions from net realized gains....................   (1.47)   (0.03)     --    (0.75)    (2.12)
Tax return of capital distributions......................      --       --      --    (0.01)       --
                                                          -------   ------  ------  -------   -------
   Total distributions...................................   (2.02)   (0.28)  (0.10)   (0.87)    (2.22)
                                                          -------   ------  ------  -------   -------
Net Asset Value, end of year............................. $ 19.11   $23.59  $17.38  $ 11.98   $ 15.24
                                                          =======   ======  ======  =======   =======
Total Investment Return(a)...............................  (10.08)%  37.66%  45.99%  (17.10)%  (11.59)%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 336.1   $393.2  $289.5  $ 236.9   $ 358.0
Ratios to average net assets:
  Expenses...............................................    0.52%    0.58%   0.57%   0.61 %     0.54%
  Net investment income..................................    1.94%    0.67%   0.70%   0.63 %     0.60%
Portfolio turnover rate..................................     23 %     30 %    26 %     12 %      32 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                         Prudential Jennison Portfolio
                                              ---------------------------------------------------------------
                                                                   Class I
                                              -------------------------------------------------  ------------
                                                                  Year Ended
                                                              December 31, 2001                   Year Ended
                                              -------------------------------------------------  December 31,
                                                2001       2000        1999      1998     1997       2001
                                              --------   --------    --------  --------  ------  ------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  22.97   $  32.39    $  23.91  $  17.73  $14.32    $ 22.88
                                              --------   --------    --------  --------  ------    -------
Income From Investment Operations:
Net investment income (loss).................     0.04       0.01        0.05      0.04    0.04       0.01
Net realized and unrealized gains (losses) on
 investments.................................    (4.22)     (5.61)       9.88      6.56    4.48      (4.25)
                                              --------   --------    --------  --------  ------    -------
   Total from investment operations..........    (4.18)     (5.60)       9.93      6.60    4.52      (4.24)
                                              --------   --------    --------  --------  ------    -------
Less Distributions:
Dividends from net investment income.........    (0.03)        --(d)    (0.05)    (0.04)  (0.04)        --(d)
Distributions from net realized gains........    (0.19)     (3.82)      (1.40)    (0.38)  (1.07)     (0.19)
                                              --------   --------    --------  --------  ------    -------
   Total distributions.......................    (0.22)     (3.82)      (1.45)    (0.42)  (1.11)     (0.19)
                                              --------   --------    --------  --------  ------    -------
Net Asset Value, end of period............... $  18.57   $  22.97    $  32.39  $  23.91  $17.73    $ 18.45
                                              ========   ========    ========  ========  ======    =======
Total Investment Return(b)...................   (18.25)%   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,186.9   $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6
Ratios to average net assets:
  Expenses...................................    0.64 %     0.64 %      0.63 %    0.63 %   0.64%      1.04%
  Net investment income (loss)...............    0.18 %     0.02 %      0.17 %    0.20 %   0.25%     (0.19)%
Portfolio turnover rate......................      86 %       89 %        58 %      54 %    60 %       86 %





                                              February 10, 2000(a)
                                                    through
                                               December 31, 2000
                                              --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.........       $ 34.25
                                                    -------
Income From Investment Operations:
Net investment income (loss).................         (0.03)
Net realized and unrealized gains (losses) on
 investments.................................         (7.54)
                                                    -------
   Total from investment operations..........         (7.57)
                                                    -------
Less Distributions:
Dividends from net investment income.........            --(d)
Distributions from net realized gains........         (3.80)
                                                    -------
   Total distributions.......................         (3.80)
                                                    -------
Net Asset Value, end of period...............       $ 22.88
                                                    =======
Total Investment Return(b)...................        (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......       $  13.3
Ratios to average net assets:
  Expenses...................................          1.04%(c)
  Net investment income (loss)...............         (0.39)%(c)
Portfolio turnover rate......................            89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D5

Financial Highlights

                                                            Small Capitalization Stock Portfolio
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999    1998     1997
                                                          ------  ------  ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $17.11  $16.25  $14.71  $15.93   $13.79
                                                          ------  ------  ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.06    0.07    0.10    0.09     0.10
Net realized and unrealized gains (losses) on investments   0.67    1.81    1.71   (0.25)    3.32
                                                          ------  ------  ------  ------   ------
   Total from investment operations......................   0.73    1.88    1.81   (0.16)    3.42
                                                          ------  ------  ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.08)  (0.08)     --   (0.09)   (0.10)
Distributions from net realized gains....................  (2.28)  (0.94)  (0.27)  (0.97)   (1.18)
                                                          ------  ------  ------  ------   ------
   Total distributions...................................  (2.36)  (1.02)  (0.27)  (1.06)   (1.28)
                                                          ------  ------  ------  ------   ------
Net Asset Value, end of year............................. $15.48  $17.11  $16.25  $14.71   $15.93
                                                          ======  ======  ======  ======   ======
Total Investment Return(a)...............................   5.53%  12.81%  12.68%  (0.76)%  25.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $611.1  $568.3  $437.5  $360.4   $290.3
Ratios to average net assets:
  Expenses...............................................   0.48%   0.48%   0.45%   0.47%    0.50%
  Net investment income..................................   0.52%   0.59%   0.70%   0.57%    0.69%
Portfolio turnover rate..................................    23 %    29 %    31 %    26 %     31 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                         Stock Index Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  38.66   $  44.45   $  37.74  $  30.22  $  23.74
                                                          --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.36       0.44      0.42      0.43
Net realized and unrealized gains (losses) on investments    (5.05)     (4.37)      7.23      8.11      7.34
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (4.69)     (4.01)      7.67      8.53      7.77
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.35)     (0.37)     (0.43)    (0.42)    (0.42)
Distributions from net realized gains....................    (1.98)     (1.41)     (0.53)    (0.59)    (0.87)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (2.33)     (1.78)     (0.96)    (1.01)    (1.29)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  31.64   $  38.66   $  44.45  $  37.74  $  30.22
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................   (12.05)%    (9.03)%   20.54 %   28.42 %   32.83 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,394.1   $4,186.0   $4,655.0  $3,548.1  $2,448.2
Ratios to average net assets:
  Expenses...............................................    0.39 %     0.39 %     0.39 %    0.37 %    0.37 %
  Net investment income..................................    1.02 %     0.83 %     1.09 %    1.25 %    1.55 %
Portfolio turnover rate..................................       3 %        7 %        2 %       3 %       5 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D6

Financial Highlights

                                                                                    Value Portfolio
                                                          ---------------------------------------------------------------
                                                                                Class I                          Class II
                                                          --------------------------------------------------  ---------------
                                                                              Year Ended                      May 14, 2001(a)
                                                                             December 31,                         through
                                                          --------------------------------------------------   December 31,
                                                            2001       2000      1999      1998       1997         2001
                                                          --------   --------  --------  --------   --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $  20.46   $  19.52  $  20.03  $  22.39   $  18.51      $19.79
                                                          --------   --------  --------  --------   --------      ------
Income From Investment Operations:
Net investment income....................................     0.25       0.46      0.51      0.56       0.61        0.12
Net realized and unrealized gains (losses) on investments    (0.69)      2.45      1.89     (1.03)      6.06       (1.01)
                                                          --------   --------  --------  --------   --------      ------
   Total from investment operations......................    (0.44)      2.91      2.40     (0.47)      6.67       (0.89)
                                                          --------   --------  --------  --------   --------      ------
Less Distributions:
Dividends from net investment income.....................    (0.30)     (0.44)    (0.50)    (0.59)     (0.57)      (0.14)
Distributions from net realized gains....................    (1.81)     (1.53)    (2.41)    (1.30)     (2.22)      (0.85)
                                                          --------   --------  --------  --------   --------      ------
   Total distributions...................................    (2.11)     (1.97)    (2.91)    (1.89)     (2.79)      (0.99)
                                                          --------   --------  --------  --------   --------      ------
Net Asset Value, end of period........................... $  17.91   $  20.46  $  19.52  $  20.03   $  22.39      $17.91
                                                          ========   ========  ========  ========   ========      ======
Total Investment Return(b)...............................    (2.08)%   15.59 %    2.52 %    (2.38)%   36.61 %      (4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8      $  1.1
Ratios to average net assets:
  Expenses...............................................    0.44 %     0.45 %    0.42 %    0.42 %     0.41 %       0.84%(c)
  Net investment income..................................    1.32 %     2.31 %    2.34 %    2.54 %     2.90 %       0.94%(c)
Portfolio turnover rate..................................     175 %       85 %      16 %      20 %       38 %       175 %

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)Annualized.

                                                              Zero Coupon Bond Portfolio 2005
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999     1998    1997
                                                          ------  ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $13.38  $12.68  $13.44   $12.60  $12.25
                                                          ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................   0.65    0.65    0.67     0.66    0.68
Net realized and unrealized gains (losses) on investments   0.42    1.02   (1.43)    0.87    0.66
                                                          ------  ------  ------   ------  ------
   Total from investment operations......................   1.07    1.67   (0.76)    1.53    1.34
                                                          ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................  (0.64)  (0.67)     --    (0.67)  (0.71)
Distributions from net realized gains....................  (0.04)  (0.30)     --    (0.02)  (0.28)
                                                          ------  ------  ------   ------  ------
   Total distributions...................................  (0.68)  (0.97)     --    (0.69)  (0.99)
                                                          ------  ------  ------   ------  ------
Net Asset Value, end of year............................. $13.77  $13.38  $12.68   $13.44  $12.60
                                                          ======  ======  ======   ======  ======
Total Investment Return(a)...............................   8.11%  13.76%  (5.66)%  12.35%  11.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 55.0  $ 49.8  $ 45.4   $ 45.5  $ 30.8
Ratios to average net assets:
  Expenses...............................................   0.63%   0.65%   0.59%    0.61%   0.74%
  Net investment income..................................   5.05%   5.26%   5.31%    5.35%   5.71%
Portfolio turnover rate..................................    10 %    67 %    15 %      --%    35 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D7

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, Value Portfolio and Zero Coupon Bond 2005 Portfolio (fourteen of the thirty-six portfolios that constitute The Prudential Series Fund, Inc., the "Portfolios") at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 12, 2002

                          Tax Information (Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2001) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2001, the Series Fund paid dividends as follows:

                                          Ordinary    Long-Term       Total
                                          Dividends Capital Gains Distributions
                                          --------- ------------- -------------
 Conservative Balanced Portfolio.........  $0.631          --        $0.631
 Diversified Bond Portfolio..............   0.712          --         0.712
 Equity Portfolio (Class I)..............   0.180      $1.182         1.362
 Equity Portfolio (Class II).............   0.096       1.182         1.278
 Flexible Managed Portfolio..............   0.582       0.228         0.810
 Global Portfolio........................   2.524       2.308         4.832
 Government Income Portfolio.............   0.718          --         0.718
 High Yield Bond Portfolio...............   0.701          --         0.701
 Money Market Portfolio..................   0.415          --         0.415
 Natural Resources Portfolio.............   0.710       1.310         2.020
 Prudential Jennison Portfolio (Class I).   0.030       0.190         0.220
 Prudential Jennison Portfolio (Class II)      --       0.190         0.190
 Small Capitalization Stock Portfolio....   0.457       1.896         2.353
 Stock Index Portfolio...................   0.350       1.980         2.330
 Value Portfolio (Class I)...............   0.450       1.661         2.111
 Value Portfolio (Class II)..............   0.137       0.850         0.987
 Zero Coupon Bond 2005 Portfolio.........   0.677       0.001         0.678

                                      E1

                         MANAGEMENT OF THE SERIES FUND
                                  (Unaudited)

       Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Series Fund and any other investment companies managed by Prudential Investments LLC (PI).

                             Independent Directors

                                                                                             Number of
                                         Term of                                           Portfolios in
                                        Office***                                          Fund Complex  Other Directorships
                            Position  and Length of         Principal Occupations           Overseen by      Held by the
Name, Address** and Age     With Fund  Time Served           During Past 5 Years             Director       Director****
-----------------------     ---------  -----------           -------------------             --------       ------------

Eugene C. Dorsey (75)       Director   Since 2001   Retired President, Chief Executive          78       Director, First
                                                    Officer and Trustee of the Gannett                   Financial Fund, Inc.
                                                    Foundation (now Freedom Forum);                      and The High Yield
                                                    formerly Publisher of four Gannett                   Plus Fund, Inc.
                                                    newspapers and Vice President of
                                                    Gannett Co., Inc.; Chairman of
                                                    Independent Sector, Washington,
                                                    D.C. (largest national coalition of
                                                    philanthropic organizations);
                                                    Chairman of the American Council for
                                                    the Arts; formerly Director of the
                                                    Advisory Board of Chase Manhattan
                                                    Bank of Rochester.

Saul K. Fenster, Ph.D. (68) Director   Since 1983   President (since December 1978) of          79       Member (since
                                                    New Jersey Institute of Technology;                  2000), Board of
                                                    Commissioner (since 1998) of the                     Directors of IDT
                                                    Middle States Association                            Corporation.
                                                    Commission on Higher Education;
                                                    Commissioner (since 1985) of the
                                                    New Jersey Commission on Science
                                                    and Technology; Director (since
                                                    1998) Society of Manufacturing
                                                    Engineering Education Foundation,
                                                    formerly a director or trustee of
                                                    Liberty Science Center, Research
                                                    and Development Council of New
                                                    Jersey, New Jersey State Chamber
                                                    of Commerce, and National Action
                                                    Council for Minorities in Engineering.

Delayne Dedrick Gold (63)   Director   Since 2001   Marketing Consultant.                       89

                                      F1

                                                                                             Number of
                                          Term of                                          Portfolios in
                                         Office***                                         Fund Complex   Other Directorships
                             Position  and Length of         Principal Occupations          Overseen by       Held by the
Name, Address** and Age      With Fund  Time Served           During Past 5 Years            Director        Director****
-----------------------      ---------  -----------           -------------------            --------        ------------

Robert E. La Blanc (67)      Director   Since 2001   President (since 1981) of Robert E.        74       Director of Storage
                                                     La Blanc Associates, Inc.                           Technology
                                                     (telecommunications); formerly                      Corporation (since
                                                     General Partner at Salomon Brothers                 1979), Chartered
                                                     and Vice-Chairman of Continental                    Semiconductor
                                                     Telecom. Trustee of Manhattan                       Manufacturing, Ltd.
                                                     College.                                            (Singapore)(since
                                                                                                         1998), Titan
                                                                                                         Corporation
                                                                                                         (electronics, since
                                                                                                         1995) and Salient 3
                                                                                                         Communications,
                                                                                                         Inc. (since 1995).
                                                                                                         Director of First
                                                                                                         Financial Fund, Inc.
                                                                                                         and The High Yield
                                                                                                         Plus Fund, Inc.

Douglas H. McCorkindale (62) Director   Since 2001   Chairman (since February 2001),            75       Director of Gannett
                                                     Chief Executive Officer (since June                 Co., Inc., Continental
                                                     2000) and President (since                          Airlines, Inc., and
                                                     September 1997) of Gannett Co. Inc.                 (since May 2001)
                                                     (publishing and media); formerly Vice               Lockheed Martin
                                                     Chairman (March 1984-May 2000) of                   Corp. (aerospace
                                                     Gannett Co. Inc.                                    and defense).

W. Scott McDonald, Jr. (64)  Director   Since 1983   Vice President (since 1997) of             79
                                                     Kaludis Consulting Group, Inc. (a
                                                     Sallie Mae company serving higher
                                                     education); Formerly principal (1993-
                                                     1997), Scott McDonald & Associates,
                                                     Chief Operating Officer (1991-1995),
                                                     Fairleigh Dickinson University,
                                                     Executive Vice President and Chief
                                                     Operating Officer (1975-1991), Drew
                                                     University, interim President (1988-
                                                     1990), Drew University and founding
                                                     director of School, College and
                                                     University Underwriters Ltd.

Thomas T. Mooney (60)        Director   Since 2001   President of the Greater Rochester         95       Director, President
                                                     Metro Chamber of Commerce;                          and Treasurer ofFirst
                                                     formerly Rochester City Manager;                    Financial Fund, Inc.
                                                     formerly Deputy Monroe County                       and The High Yield
                                                     Executive; Trustee of Center for                    Plus Fund, Inc.
                                                     Governmental Research, Inc.;
                                                     Director of Blue Cross of Rochester,
                                                     Monroe County Water Authority and
                                                     Executive Service Corps of
                                                     Rochester.

Stephen P. Munn (59)         Director   Since 2001   Formerly Chief Executive Officer           73       Chairman of the
                                                     (1998-2001) and President of Carlisle               Board (since
                                                     Companies Incorporated.                             January 1994) and
                                                                                                         Director (since 1988)
                                                                                                         of Carlisle
                                                                                                         Companies
                                                                                                         Incorporated
                                                                                                         (manufacturer of
                                                                                                         industrial products).

                                      F2

                                                                                             Number of
                                         Term of                                           Portfolios in
                                        Office***                                          Fund Complex   Other Directorships
                            Position  and Length of         Principal Occupations           Overseen by       Held by the
Name, Address** and Age     With Fund  Time Served           During Past 5 Years             Director        Director****
-----------------------     ---------  -----------           -------------------             --------        ------------
Richard A. Redeker (58)     Director   Since 2001   Management consultant; formerly             73
                                                    employee of Prudential Investments
                                                    (October 1996-December 1998);
                                                    formerly, President, Chief Executive
                                                    Officer and Director (October 1993-
                                                    September 1996) of Prudential
                                                    Mutual Fund Management, Inc.
                                                    (PMF); Executive Vice President,
                                                    Director and Member of the
                                                    Operating Committee (October 1993-
                                                    September 1996) of Prudential
                                                    Securities Incorporated (Prudential
                                                    Securities); Director (October 1993-
                                                    September 1996) of Prudential
                                                    Securities Group, Inc.; Executive Vice
                                                    President (January 1994-September
                                                    1996) of The Prudential Investment
                                                    Corporation; Director (January 1994-
                                                    September 1996) of Prudential
                                                    Mutual Fund Distributors, Inc. and
                                                    Prudential Mutual Fund Services, Inc.

Robin B. Smith (62)         Director   Since 2001   Chairman and Chief Executive Officer        69       Director of BellSouth
                                                    (since August 1996) of Publishers                    Corporation (since
                                                    Clearing House (publishing), formerly                1992) and Kmart
                                                    President and Chief Executive Officer                Corporation (retail)
                                                    (January 1988-August 1996) of                        (since 1996).
                                                    Publishers Clearing House.

Stephen Stoneburn (58)      Director   Since 2001   President and Chief Executive Officer       74
                                                    (since June 1996) of Quadrant Media
                                                    Corp. (a publishing company);
                                                    formerly President (June 1995-June
                                                    1996) of Argus Integrated Media, Inc.;
                                                    Senior Vice President and Managing
                                                    Director (January 1993-1995) of
                                                    Cowles Business Media and Senior
                                                    Vice President of Fairchild
                                                    Publications, Inc (1975-1989).

Nancy H. Teeters (71)       Director   Since 2001   Economist; Formerly Vice President          72
                                                    and Chief Economist of International
                                                    Business Machines Corporation;
                                                    Director of Inland Steel Industries
                                                    (July 1984-1999); Formerly Governor
                                                    of the Federal Reserve (September
                                                    1978-June 1984).

Joseph Weber, Ph.D. (78)/1/ Director   Since 1993   Vice President, Finance, Interclass         62
                                                    (international corporate learning)
                                                    since 1991; formerly President, The
                                                    Alliance for Learning; retired Vice
                                                    President, Member of the Board of
                                                    Directors and Member of the
                                                    Executive and Operating
                                                    Committees, Hoffmann-LaRoche Inc;
                                                    Member, Board of Overseers, New
                                                    Jersey Institute of Technology.
                                                    Trustee and Vice Chairman Emeritus,
                                                    Fairleigh Dickinson University.

                                      F3

                                                                                       Number of
                                     Term of                                         Portfolios in
                                    Office***                                        Fund Complex  Other Directorships
                        Position  and Length of        Principal Occupations          Overseen by      Held by the
Name, Address** and Age With Fund  Time Served          During Past 5 Years            Director       Director****
----------------------- ---------  -----------          -------------------            --------       ------------
Louis A. Weil, III (60) Director   Since 2001   Formerly Chairman (January 1999-          73
                                                July 2000), President and Chief
                                                Executive Officer (January 1996-July
                                                2000) and Director (since September
                                                1991) of Central Newspapers, Inc.;
                                                formerly Chairman of the Board
                                                (January 1996-July 2000), Publisher
                                                and Chief Executive Officer (August
                                                1991-December 1995) of Phoenix
                                                Newspapers, Inc.

Clay T. Whitehead (63)  Director   Since 2001   President (since 1983) of National        91
                                                Exchange Inc. (new business
                                                development firm).

                             Interested Directors

                                                                                                 Number of
                                             Term of                                           Portfolios in
                                            Office***                                          Fund Complex  Other Directorships
                              Position    and Length of         Principal Occupations           Overseen by      Held by the
Name, Address** and Age       With Fund    Time Served           During Past 5 Years             Director       Director****
-----------------------       ---------    -----------           -------------------             --------       ------------

*Robert F. Gunia (55)       Vice           Since 2001   Executive Vice President and Chief          112      Vice President and
                            President and               Administrative Officer (since June                   Director (since May
                            Director                    1999) of PI; Executive Vice President                1989) of The Asia
                                                        and Treasurer (since January 1996)                   Pacific Fund, Inc.
                                                        of PI; President (since April 1999) of               Vice President and
                                                        Prudential Investment Management                     Director (since May,
                                                        Services LLC (PIMS); Corporate Vice                  1992) of Nicholas-
                                                        President (since September 1997) of                  Applegate Growth
                                                        The Prudential Insurance Company                     Equity Fund
                                                        of America (Prudential); formerly
                                                        Senior Vice President (March 1987-
                                                        May 1999) of Prudential Securities;
                                                        formerly Chief Administrative Officer
                                                        (July 1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF.

*David R. Odenath, Jr. (44) President and  Since 1999   President, Chief Executive Officer          115
                            Director                    and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

*Judy A. Rice (54)          Vice           Since 2001   Executive Vice President (since             111
                            President and               1999) of PI; formerly various
                            Director                    positions to Senior Vice President
                                                        (1992-1999) of Prudential Securities;
                                                        and various positions to Managing
                                                        Director (1975-1992) of Salomon
                                                        Smith Barney Advisors; Member of
                                                        Board of Governors of the Money
                                                        Management Institute; Member of the
                                                        Prudential Securities Operating
                                                        Council and a Member of the Board
                                                        of Directors for the National
                                                        Association for Variable Annuities.

                                      F4

       Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

                                   Officers

                                      Term of
                                     Office***
                         Position  and Length of         Principal Occupations
Name, Address** and Age With Trust  Time Served           During Past 5 Years
----------------------- ----------  -----------           -------------------
Grace C. Torres (42)    Treasurer   Since 1997   Senior Vice President (since January
                        and                      2000) of PI; formerly First Vice
                        Principal                President (December 1996-January
                        Financial                2000) of PI and First Vice President
                        and                      (March 1993-1999) of Prudential
                        Accounting               Securities.
                        Officer

Jonathan D. Shain (43)  Secretary   Since 2001   Vice President and Corporate
                                                 Counsel (since August 1998) of
                                                 Prudential; formerly Attorney with
                                                 Fleet Bank, N.A. (January 1997-July
                                                 1998) and Associate Counsel
                                                 (August 1994-January 1997) of New
                                                 York Life Insurance Company.

William V. Healey (48)  Assistant   Since 1999   Vice President and Associate
                        Secretary                General Counsel (since 1998) of
                                                 Prudential; Executive Vice President,
                                                 Secretary and Chief Legal Officer
                                                 (since February 1999) of PI; Senior
                                                 Vice President, Chief Legal Officer
                                                 and Secretary (since December
                                                 1998) of PIMS; Executive Vice
                                                 President, Chief Legal Officer and
                                                 Secretary (since February 1999) of
                                                 Prudential Mutual Fund Services
                                                 LLC; Director (since June 1999) of
                                                 ICI Mutual Insurance Company; prior
                                                 to August 1998, Associate General
                                                 Counsel of the Dreyfus Corporation
                                                 (Dreyfus), a subsidiary of Mellon
                                                 Bank, N.A. (Mellon Bank), and an
                                                 officer and/or director of various
                                                 affiliates of Mellon Bank and Dreyfus.

Jeffrey M. Scarbel (38) Assistant   Since 2000   Vice President (since November
                        Treasurer                2000) of PI; formerly Director
                                                 (October 1996-November 2000) of
                                                 PI.

--------
/1/  Mr. Weber is scheduled to retire from the Board as of December 31, 2002.
* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager a Subadviser or the Distributor.
**   Unless otherwise noted, the address of the Directors and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.
**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
Additional information about the Fund's Directors is included in the Fund's
   Statement of Additional Information which is available without charge, upon request, by calling (800) 778-2255, if you own a variable life insurance contract or (888) 778-2888, if you own a variable annuity contract.

                                      F5

--------------------------------------------------------------------------------

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

If you own a variable life insurance contract, please call the following telephone number: (800) 778-2255 8 a.m.- Midnight Eastern time.

If you own a variable annuity contract, please call the following telephone number: (888) 778-2888 8 a.m.- 8 p.m. Eastern time.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding") in lieu of sending a copy to each contract owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or "opt out" of householding at any time.

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

[LOGO] PRUDENTIAL

P.O.Box 7478
Philadelphia, PA 19101-7478

                                                                     -----------
                                                                      Presorted
                                                                       Standard
                                                                     U.S.Postage
                                                                         PAID
                                                                      Prudential
                                                                     -----------

IFS-A068238
PSF AR
Ed. 01/2002

The Prudential Series Fund, Inc.                 ANNUAL REPORT December 31, 2001


VARIABLE ANNUITIES
Pruco Life's Discovery Select(R) Variable Annuity
Pruco Life's Discovery Choice(R) Variable Annuity


                                   [GRAPHIC]

                               Build
                                   on the Rock


Pruco Life Insurance Company
213 Washington Street
Newark, NJ 07102-2992
IFS-A068576                                          [LOGO] Prudential Financial

Build on the Rock

This Report includes the financial statements of the variable investment options in the Discovery Select(R) Variable Annuity and Discovery Choice(R) Variable Annuity. It does not include the financial statements for your separate account. Discovery Select Variable Annuity was first offered to the public on October 7, 1996. Discovery Choice Variable Annuity was first offered on November 1, 1999.

IMPORTANT NOTE

This Report may be used with the public only when preceded or accompanied by the current prospectus for the Discovery Select Variable Annuity or Discovery Choice Variable Annuity and the current Monthly Performance Review. The Monthly Performance Review reflects the reinvestment of all dividends and capital gains, and the deduction of investment management fees, expenses, and product-related insurance charges. It also provides returns that are net of all contract charges, including applicable surrender or withdrawal charges.

The prospectus contains complete details on risks, charges, and expenses for the Discovery Select and Discovery Choice Variable Annuities and the variable investment options. Read the prospectus carefully prior to investing or sending money.

Like most annuity contracts, Discovery Select and Discovery Choice Variable Annuities contain exclusions, limitations, reductions of benefits, and terms for keeping it in force. Your licensed financial professional will be glad to provide you with costs and complete details.

All data from the outside companies was provided to Prudential Financial from the Fund directly. Prudential Financial does not guarantee the accuracy or completeness thereof.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------
Letter to Contract Owners
Commentary

THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

   Diversified Bond Portfolio
   Diversified Conservative Growth Portfolio
   Equity Portfolio (Class I)
   Global Portfolio
   High Yield Bond Portfolio
   Money Market Portfolio
   Prudential Jennison Portfolio (Class I)
   Small Capitalization Stock Portfolio
   SP Aggressive Growth Asset Allocation Portfolio
   SP Alliance Technology Portfolio
   SP Balanced Asset Allocation Portfolio
   SP Conservative Asset Allocation Portfolio
   SP Growth Asset Allocation Portfolio
   SP INVESCO Small Company Growth Portfolio
   SP Jennison International Growth Portfolio
   SP Large Cap Value Portfolio
   SP MFS Capital Opportunities Portfolio
   SP MFS Mid-Cap Growth Portfolio
   SP PIMCO Total Return Portfolio
   SP Prudential U.S. Emerging Growth Portfolio
   SP Small/Mid-Cap Value Portfolio
   SP Strategic Partners Focused Growth Portfolio
   Stock Index Portfolio
   Value Portfolio (Class I)
   20/20 Focus Portfolio (Class I)


AIM VARIABLE INSURANCE FUNDS, INC.
   A I M V.I. Growth and Income Fund
   A I M V.I. Value Fund

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
   Alliance Premier Growth Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIO
   American Century VP Value Fund

CREDIT SUISSE
   Global Post-Venture Capital Portfolio

DAVIS VARIABLE ACCOUNT FUND, INC.
   Davis Value Portfolio

FRANKLIN(R) TEMPLETON(R) VARIABLE INSURANCE PRODUCTS TRUST
   Franklin(R) Small Cap Fund--Class II

JANUS ASPEN SERIES
   Janus Aspen Growth Portfolio
   Janus Aspen International Growth Portfolio

MFS(r) VARIABLE INSURANCE TRUST/SM/
   MFS(R) Emerging Growth Series
   MFS(R) Research Series

OPCAP ADVISORS
   OCC Accumulation Trust-Managed Portfolio
   OCC Accumulation Trust Small Cap Portfolio

 T. ROWE PRICE INTERNATIONAL SERVICES, INC.
   T. Rowe Price Equity Income Portfolio
   T. Rowe Price International Stock Portfolio

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

Letter to Contract Owners
--------------------------------------------------------------------------------


DEAR CONTRACT OWNER:

This annual report reviews the investment strategies and performance of the portfolios available in the variable life insurance or variable annuity contract that you have with us.

SEPTEMBER 11, 2001

The days and weeks following the attacks of September 11 were difficult for all Americans. As a nation we mourned, yet our resolve to carry on was strong. At Prudential Financial, getting back to business was the best way we knew to pay tribute to the American spirit and reassure our clients of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and in the aftermath of the terrorist attacks, it was even more so. It was important for us to be there for you.

FINANCIAL MARKETS ARE RESILIENT

As of this writing, what we have known about the resilience of our financial markets has been reaffirmed. In the period following the attacks, the Dow Jones Industrial Average--considered a general measure of market performance--fell to its lowest level since October 1998. This decline was not unexpected--the markets exhibited similar behavior in the wake of other pivotal moments in history, including Pearl Harbor, the Cuban Missile Crisis, and the start of the Persian Gulf War. Likewise, the Index's rebound mirrored historic precedent when on Friday, November 9, the Average rose above its pre-September 11 level for the first time. Of course, historic precedent should not be used to predict the outcome of future events.

STAY THE COURSE

The behavior of the broad market in the weeks following September 11 underscores the importance of refraining from making investment decisions based on emotional reactions--it's better to maintain a patient focus on long-term investment strategies. Now may also be a good time for investors to review their portfolios, to ensure that their assets are allocated in a way that is best suited to meet these strategies. Above all else, investors should continue to seek guidance from a financial professional.

Thank you.


Sincerely,

/s/ David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.

January 31, 2002






[PHOTO]

Chairman
David R. Odenath, Jr.

"The behavior of the broad market in the weeks following September 11 underscores the importance of refraining from making investment decisions based on emotional reactions--it's better to maintain a patient focus on long-term investment strategies."

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

Equity Commentary
--------------------------------------------------------------------------------


2001 EQUITY MARKET REVIEW

Growth of the U.S. economy slowed in the year 2000 and began to contract even further in March 2001, according to the National Bureau of Economic Research, which officially declared on November 26, 2001, that the economy was in a recession. The contraction was concentrated in manufacturing industries as capital spending dropped sharply and inventories were worked off. National economic statistics also showed that corporate profits in the third quarter of 2001 (the most recent available at year-end) were 18.7% below those of the corresponding quarter of 2000. Investors anticipated such statistics well in advance of their release. The S&P 500 Index peaked at the end of January 2001 and fell 30% before bottoming on September 21. Although the terrorist attacks of September 11 provided the last jolt to the economy, their enduring impact was primarily on airline stocks, as seen in the over 30% decline of the S&P Airlines Index for the year. The S&P 500 Index rose 19% from its low through year-end. Nonetheless, over the full year, it was down 12%, marking the first time since 1973-1974 that it had two successive negative years.

Stocks of the largest companies declined the most. The S&P 500 Index was pulled down by Enron's bankruptcy, and also by share declines of several very large companies. Cisco Systems, EMC, Merck, General Electric, Oracle, Sun Microsystems, and America Online were among the greatest detractors. In contrast, market gains were concentrated in small-cap value stocks, as evidenced by the Russell 2000 Value Index's gain of 14% for the year. In the broad market, as measured by the Russell 3000 indexes, the Value Index performed substantially better than growth, returning -4% to the Growth Index's -20%. The value investing advantage was apparent at every capitalization level.

Consumer cyclicals was the only sector with a significant share-price gain (12.47%), bouncing from poor returns in the latter half of 2000 and boosted by sustained consumer spending. Leisure time, homebuilding, toys, and household furnishings and appliances were all among the best performing of the 87 industry groups. Best Buy, J.C. Penney, Circuit City, and Lowes Companies were among the best-performing stocks--all more than doubled over the year. The technology sector and the utilities sectors--utilities (for power utilities) and telecommunications services--were at the bottom of the market, with the 62% decline of the communications equipment group at the very bottom. Natural gas, oil-well equipment and services, and oil and gas drilling were also among the worst performers.

A similar pattern was repeated globally, with the Morgan Stanley Capital International (MSCI) World Internet Software and Services, MSCI Communications Equipment, and MSCI Multi-Utility Indexes down more than 50% (in U.S. dollars), and positive returns concentrated in the various retailer indexes. Geographically, the only positive return in an MSCI-developed market country index was New Zealand's 6%. Positive returns were more common among emerging market countries, particularly Asia, Latin America, and Russia. As in the United States, the MSCI World Index bottomed in September.


S&P 500 Index Sector Weightings as of December 31, 2001

                                    [CHART]

Financials 17.8%
Information Technology 17.6%
Healthcare 14.4%
Consumer Discretionary 13.1%
Industrials 11.3%
Consumer Staples 8.2%
Energy 6.3%
Telecommunication Services 5.6%
Utilities 3.1%
Materials 2.6%


One-Year Performance of U.S. Market Sectors as of December 31, 2001

                                    [CHART]

Technology -23.76%
Financials -8.94%
Consumer Staples -9.19%
Healthcare -12.21%
Capital Goods -11.44%
Consumer Cyclicals 12.47%
Energy -10.25%
Communication Services 12.26%
Utilities -30.43%
Basic materials 2.65%
Transportation -0.24%

Source: Standard & Poor's as of December 31, 2001. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market. Past performance is not indicative of future results. Investors cannot invest directly in an index.


The views expressed are as of January 31, 2002, and are subject to change based on market and other conditions.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2001
--------------------------------------------------------------------------------

Bond Commentary
--------------------------------------------------------------------------------


HIGH-GRADE CORPORATE BONDS

LED U.S. FIXED-INCOME MARKET IN FIRST HALF OF 2001

The U.S. fixed-income market turned in a mixed performance for the first half of 2001, based on Lehman Brothers indexes. As the Federal Reserve (the Fed) implemented its most aggressive round of short-term interest rate cuts in 19 years, prices of shorter-term bonds climbed, because they are affected most by the Fed's actions. Bond prices typically rise when short-term interest rates fall. Nevertheless, prices of longer-term U.S. Treasury and federal agency securities declined on the view that inflation will become a greater threat if the Fed's rate cuts boost economic growth in the United States.

The Fed eased monetary policy six times in as many months, leaving rates a total of 2.75 percentage points lower than when the year began. By lowering rates to reduce the borrowing costs of businesses and consumers, the Fed hoped to stimulate the lackluster U.S. economy.

The best-performing sector in the U.S. fixed-income market was investment-grade corporate bonds, which returned 5.38% for the six months, based on the Lehman Brothers U.S. Credit Index. Strong investor demand for investment-grade corporate bonds allowed companies to issue a record $325.6 billion of them during the first half of the year. A volatile stock market drove some investors to buy high-grade corporate bonds for their relative safety and stable income. Investors were also attracted to these bonds because they were a good buy compared to Treasuries. For example, the average "spread," or difference between the yields of 10-year A-rated bonds of financial companies and comparable Treasuries, was a considerable 220 basis points in early 2001. (A basis point is equal to one hundredth of a percentage point.) That "spread" shrank to approximately 170 basis points by late June, indicating that growing demand for the bonds of financial companies helped them to outperform Treasuries.

In fact, Treasuries underperformed all other sectors of the U.S. fixed-income market during the first six months of 2001, hurt by the poor performance of longer-dated Treasuries, based on the Lehman Brothers U.S. Treasury Index. In addition to the fear of rising inflation, many investors believed longer-dated Treasuries were too expensive, because their prices had rallied sharply in 2000. Investors were therefore reluctant to continue driving them dramatically higher in the first half of 2001.

On the other hand, prices of high-yield corporate bonds (commonly called junk bonds) soared early in 2001 after the Fed began to ease monetary policy. Junk bonds, however, erased much of their gains in June, due to the dismal performance of telecommunications bonds, which comprise the largest component of the high-yield sector. One of the latest developments to spook junk-bond investors was news that Nortel Networks expected to post a $19.2 billion second-quarter loss, cut 10,000 more jobs, and stop paying dividends on its common stock. If Nortel Networks, an investment-grade company, could experience such financial difficulties, investors feared that lower-rated telecom companies might be even more vulnerable.

Performance of Fixed-Income Market Indexes as of June 30, 2001

                                    [CHART]

Emerging Markets                     1.52%
U.S. Corp. Investment Grade         10.40%
U.S. Corporate High Yield            5.28%
U.S. Mortgage-Backed Securities      8.22%
U.S. Aggregate Index                 8.44%
U.S. Municipals                      5.13%
U.S. Treasuries                      6.75%
Global (U.S. dollar) Index           1.52%

Source: Lehman Brothers as of June 30, 2001. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

Diversified Bond Portfolio



MANAGED BY
Prudential Investment Management, Inc.


As the U.S. economy struggles to recover, we believe the Federal Reserve (the
Fed) will continue to nurture growth by either reducing short-term interest rates again in early 2002 or, at the very least, leave them unchanged in the first half of 2002. Given this outlook for monetary policy, we expect investment-grade and high yield corporate bonds, mortgage-backed securities, and emerging markets bonds to outperform U.S. Treasury securities.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                         Six
Average Annual Returns                  Month  1-Year   3-Year  5-Year   10-Year

Diversified Bond Portfolio/1/           1.60%   6.98%    5.23%   6.27%     6.92%
Lipper (VIP) Corp. Debt BBB Avg./2/     3.97%   7.57%    4.94%   6.44%     7.07%
Lehman Brothers Aggregate Bond Index/3/ 4.66%   8.44%    6.28%   7.43%     7.23%
--------------------------------------------------------------------------------
Diversified Bond Portfolio inception date: 5/13/83.



The Prudential Series Fund Diversified Bond Portfolio returned 6.98% and under-performed its Lipper Average for the year ended December 31, 2001. The Portfolio was hurt by its exposure to short-maturity securities backed by Enron, which filed the largest corporate bankruptcy in U.S. history in December 2001. We sold most of these holdings in November 2001.

PERFORMANCE REVIEW

The U.S. bond market outperformed the stock market in 2001, led by the solid return on investment-grade corporate bonds. A sell-off in stocks and 11 short-term rate cuts by the Fed enhanced the attractiveness of higher-quality U.S. bonds. (Bond prices rise when interest rates fall.) Many corporations took advantage of the lower borrowing costs by issuing a record amount of new bonds in 2001. We bought many of these attractively priced new issues, which enhanced the Portfolio's return.

Our corporate bond selection generally worked very well. The Portfolio was overweighted in the bonds of investment-grade telecommunications companies that gained sharply in value because many of them plan to improve their balance sheets through reductions in capital expenditures and debt. The Portfolio was underweighted in the bonds of U.S. automakers. A loss of market share to foreign competitors and high cost structures limited the gains made by U.S. automakers' bonds.

The Portfolio also had exposure to securities backed by Enron that accounted for as much as 3.00% of its holdings before we sold some of them. Enron's bond ratings were lowered to junk status in November 2001 after a competitor, Dynegy, dropped its plan to merge with Enron.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                           $19,516               $19,829            $20,103
                      Diversified Bond     Lipper (VIP) Corp.   Lehman Aggregate
                        Portfolio/1/        Debt BBB Avg./2/     Bond Index/3/

Dec/1991                  10,000.00             10,000.00          10,000.00
Dec/1992                  10,718.50             10,795.90          10,740.20
Dec/1993                  11,804.50             12,110.10          11,787.30
Dec/1994                  11,423.00             11,599.80          11,443.50
Dec/1995                  13,791.20             13,957.00          13,557.60
Dec/1996                  14,397.70             14,522.80          14,049.80
Dec/1997                  15,631.30             15,969.10          15,406.20
Dec/1998                  16,749.60             17,101.60          16,744.60
Dec/1999                  16,626.40             16,826.70          16,606.90
Dec/2000                  18,243.20             18,402.30          18,537.60
Dec/2001                  19,516.10             19,828.80          20,103.00



The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Lehman Brothers Aggregate Bond Index (LAI) is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2001
--------------------------------------------------------------------------------

Diversified Conservative Growth Portfolio
--------------------------------------------------------------------------------

MANAGED BY

EARNEST Partners, LLC; Franklin Advisers, Inc.; Jennison Associates LLC; Pacific Investment Management Company LLC; and Prudential Investment Management, Inc.

This is a particularly good time to have a broadly diversified investment portfolio. The pace of economic growth in the year ahead is very uncertain; Wall Street economists' forecasts span a wide range. If the recovery is delayed or very weak, low corporate profitability and additional interest rate cuts may favor bonds; if it is accelerated or strong, profits may recover quickly and interest rates may rise, favoring stocks. With such uncertainty, it is more important than usual that investors not have all of their eggs in one basket.

PERFORMANCE SUMMARY

                                                         Six                 Since
Average Annual Returns                                  Month     1-Year   Inception*
Diversified Conservative Growth Portfolio/1/             1.20%     1.51%     4.26%
Lipper (VIP) Income Funds Average/2/                    -0.16%    -0.28%     1.83%
Diversified Conservative Growth Custom Blended Index/3/  0.23%     1.28%     2.39%
S&P 500 Index/4/                                        -5.56%   -11.88%    -4.31%

Diversified Conservative Growth Portfolio inception date: 5/3/99.

The Diversified Conservative Growth Portfolio's positive 1.51% return outperformed the Lipper (VIP) Income Funds Average by a comfortable margin. The primary reason was the Portfolio's large allocation to bonds (fixed-income investments). The period was unfavorable for large-cap stocks generally and also for small/mid-cap growth stocks.

PERFORMANCE REVIEW

A poor global economy led to sharp drops in corporate profitability and a corresponding decline in share prices. However, the U.S. Federal Reserve acted very decisively to reduce interest rates in order to stimulate the economy. Declining interest rates increase the value of bonds. Thus, 2001 was a very good year for bond investing and a very poor one for stocks.

Both of the bond portfolios that make up 60% of the Portfolio's assets had positive returns. Core investment-grade bonds had a much larger allocation, and also had the better performing asset class. In addition, PIMCO, the portfolio's manager, outperformed their benchmark Lehman Brothers U.S. Aggregate Credit Index by a substantial margin. Core bonds provided by far the largest share of the Portfolio's positive contributions.

The Small/Mid Cap Value portfolio made a much smaller positive contribution, both because it has only a 5% allocation and because it substantially underperformed its benchmark, the Russell 2000 Value Index. The Portfolio's large-cap value stocks surprisingly made a slightly larger contribution than the small caps. They had a larger allocation (15%), and the portfolio, managed by Jennison Associates, posted a substantial positive return despite the strongly negative return of their benchmark S&P/Barra Value Index.

These positive contributions were partially offset by the performance of the Portfolio's growth stocks. These markets were very poor and the Portfolio under-performed its large- and small-cap benchmarks.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                 $11,178               $10,522
               Diversified           Lipper (VIP)          $8,891
            Conservative Growth        Income              S&P 500
               Portfolio/1/         Funds Avg./2/          Index/3/

Apr/1999        10,000.00             10,000.00           10,000.00
Dec/1999        10,609.50             10,000.40           11,099.30
Dec/2000        11,011.10             10,564.20           10,089.10
Dec/2001        11,176.90             10,522.60            8,890.90

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, Lehman Brothers, S&P 500 or Russell Indexes since-inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/99. Performance of less than one year is cumulative.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Income Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ Diversified Conservative Growth Custom Blended Index consists of S&P Barra
    Value (15%), S&P Barra Growth (15%), Russell 2000(r) Value (5%), Russell 2000(R) Growth (5%), Lehman Brothers Aggregate Bond Fund Avg.(40%), and Lehman Brothers High Yield Bond Fund Avg (20%)

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.              Annual Report    December 31, 2001
--------------------------------------------------------------------------------

Equity Portfolio
--------------------------------------------------------------------------------

MANAGED BY

GE Asset Management Inc.; Jennison Associates LLC; and Salomon Brothers Asset Management, Inc.

The Portfolio has made a few changes in overall strategy with the intention of producing a more consistent return relative to the S&P 500 Index from period to period, while still aiming at long-term outperformance. The most significant change is increasing the number of investment advisers. In general, the changes we made should tend to reduce deviations from the S&P 500 Index in sector composition, so short-term changes in market favor will have less impact. The Portfolio may still favor some sectors over others, just not by as much as it has in the past. It will continue to look for the best investment opportunities within each sector.

PERFORMANCE SUMMARY

                                             Six
Average Annual Returns                      Month     1-Year   3-Year  5-Year  10-Year
Equity Portfolio (Class I)/1/               -5.87%   -11.18%    1.05%   7.06%   12.09%
Lipper (VIP) Large-Cap Core Funds Avg./2/   -6.06%   -13.03%   -1.68%   7.94%   11.14%
Russell 1000(R) Index/3/                    -7.21%   -20.42%   -6.32%   8.27%   10.79%
S&P 500 Index/4/                            -5.56%   -11.88%   -1.03%  10.70%   12.93%

Equity Portfolio (Class I) inception date: 5/13/83.

The Prudential Series Fund Equity Portfolio (Class I) returned -11.18% for the period ended December 31, 2001.

PERFORMANCE REVIEW

The Portfolio's outperformance came from gains on a diversified group of stocks, despite the falling market. Several stocks--including Microsoft, IBM, and Tyco--benefited from their consistent earnings growth. The continuing strength of consumer spending led to gains on Darden Restaurants, Johnson & Johnson, and Pepsico. We took advantage of a fall in the share price of large drug companies--including Abbott Laboratories and American Home Products--to buy inexpensively, and gained when they rose. We also had a significant gain on the biotechnology company Sepracor. The terrorist attacks increased demand for gold, and our gold mine stocks gained. Our purchases of technology and defense stocks at inexpensive prices also paid off.

Nonetheless, the overall return of the Portfolio, as with the broad stock market, was negative. Losses came in many industries. Energy-related stocks fell because of the drop in oil and natural gas prices. In addition, the bankruptcy of Enron led investors to avoid other companies that traded energy, such as Dynegy and The Williams Companies. Many of these firms moved to shore up their balance sheets after Enron's debacle. The oil service company Halliburton lost ground primarily because it purchased a company that had an unexpected asbestos exposure. Financial stocks fell because of fears about credit exposure or declining income from fees for investment management, investment banking, and trading transactions. Our media holdings fell because of the drop in advertising revenue as the economy slowed.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                                            $28,853
                        $31,299           Lipper (VIP)         $33,732
                    Equity Portfolio     Large-Cap Core        S&P 500
                      (Class I)/1/       Funds Avg./2/         Index/4/

Dec/1991               10,000.00           10,000.00          10,000.00
Dec/1992               11,417.40           10,855.80          10,760.80
Dec/1993               13,914.10           12,317.80          11,843.00
Dec/1994               14,300.70           12,226.00          11,998.60
Dec/1995               18,775.50           16,073.30          16,502.10
Dec/1996               22,252.60           19,443.20          20,288.50
Dec/1997               27,739.70           24,853.90          27,055.00
Dec/1998               30,331.80           30,622.20          34,792.40
Dec/1999               34,118.80           35,644.20          42,110.30
Dec/2000               35,239.30           33,294.30          38,277.50
Dec/2001               31,298.60           28,853.20          33,731.60

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Core Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.                Annual Report  December 31, 2001
--------------------------------------------------------------------------------

Global Portfolio
--------------------------------------------------------------------------------

MANAGED BY

Jennison Associates LLC

We think the coming recovery may be more balanced than we've had over the past 15 years, with many countries and many industries all doing about equally well. We believe that the entrance of China into the world trading community, the digital revolution emanating from the United States, and the continuing integration of the European Union are all equally compelling ideas. We have always had wide geographic reach, but we are now maintaining exposure to a broader array of industry groups than we have in past years. We think we are well positioned to benefit from the economic recovery when it arrives. Among the positive signs: the terrorist attacks of September 11 appear to have had less impact on the economy than was originally feared, and we have been hearing from many businesses that their inventory corrections are over and production is beginning to pick up.

PERFORMANCE SUMMARY
                                   Six
Average Annual Returns            Month      1-Year    3-Year   5-Year  10-Year
----------------------            -----      ------    -----    ------  -------
Global Portfolio/1/               -9.85%    -17.64%    0.18%    6.11%    9.39%
Lipper (VIP) Global Avg./2/       -6.51%    -15.28%    1.75%    6.38%    9.57%
MSCI World Index/3/               -7.02%    -16.82%   -3.37%    5.37%    8.06%

Global Portfolio inception date: 9/19/88.

Although 2001 was a style-neutral year for the S&P 500 Index, value investing still had a considerable advantage over growth among global stocks. In the year ended December 31, 2001, the Prudential Series Fund Global Portfolio returned -17.64%. The Portfolio's growth orientation was the primary reason it underperformed the style-neutral Lipper (VIP) Global Average.

Foreign investments are subject to the risks of currency fluctuation, political and social risks, and illiquidity.

PERFORMANCE REVIEW

The Portfolio's holdings in companies that provide the basic infrastructure for today's networked and Internet-oriented economy had a large negative impact on its performance in 2001. These include Cisco Systems (network routers), EMC (network memory), Oracle Systems (large database systems), and Sun Microsystems (computers). Wireless telecommunications companies such as Vodafone (the global leader in wireless services) and Nokia (the global leader in wireless handsets) also detracted because consumers were much slower to adopt new telecommunication services than originally anticipated. Solectron, a firm that manufactures on contract to various technical companies, also had a substantial impact. In addition to its exposure to the telecommunications slowdown, Solectron suffered from several very poorly timed acquisitions, which it had to integrate while demand was falling. Nonetheless, the acquisitions will strengthen its position when demand recovers.

The Portfolio's media holdings, notably AOL-Time Warner and USA Networks, contributed positively to its return. Both holdings were buoyed by gains at the end of the year when investors began to look ahead to the recovery of advertising spending as the economy improves.


$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                      $24,531           $25,409              $21,703
                       Global         Lipper (VIP)          MSCI World
                    Portfolio/1/      Global Avg./2/         Index/3/

Dec/1991             10,000.00          10,000.00           10,000.00
Dec/1992              9,657.90           9,927.10            9,477.37
Dec/1993             13,824.40          13,611.50           11,610.00
Dec/1994             13,148.90          13,477.70           12,199.30
Dec/1995             15,236.60          15,113.70           14,727.10
Dec/1996             18,237.20          17,621.60           16,712.10
Dec/1997             19,509.50          20,032.30           19,346.50
Dec/1998             24,402.20          23,402.90           24,055.10
Dec/1999             36,180.70          32,751.30           30,053.20
Dec/2000             29,784.50          30,043.60           26,092.70
Dec/2001             24,531.10          25,408.70           21,702.90

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Global Average is calculated by
    Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

High Yield Bond Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Prudential Investment Management, Inc.


As the U.S. economic recovery takes hold in 2002, we expect the difference between yields on higher-quality junk bonds and comparable U.S. Treasuries to remain stable or even decline, indicating improving demand for the junk bonds. Longer term, we believe the broader junk bond market should benefit as hope for an economic rebound encourages investors to reach for higher yields by purchasing riskier bonds.

PERFORMANCE SUMMARY

                                             Six
Average Annual Returns                      Month  1-Year 3-Year  5-Year 10-Year

High Yield Bond Portfolio/1/                -1.34%  -0.44%  -1.38%  1.28%  6.64%
Lipper (VIP) High Current Yield Avg./2/     -0.03%   1.13%  -1.16%  1.60%  6.59%
Lehman Brothers Corporate High
Yield Index/3/                               1.30%   5.28%   0.49%  3.11%  7.58%

High Yield Bond Portfolio inception date: 2/23/87.


The Prudential Series Fund High Yield Bond Portfolio returned -0.44% for the year ended December 31, 2001, and underperformed its Lipper Average in 2001 largely because we avoided certain "fallen angels," which are investment-grade bonds that were downgraded to junk status due to credit quality problems. Dozens of large, frequently traded bonds became "fallen angels" in 2001. In some cases, the Portfolio failed to reap the benefit when several of the bonds later gained in value.

High yield bonds, also known as "junk" bonds, are subject to greater credit and market liquidity risks, which may result in greater share price fluctuation.

PERFORMANCE REVIEW

Junk bonds began and ended the year on a strong note, outperforming the remainder of the U.S. bond market in the first and fourth quarters of 2001, based on the Lehman Brothers indexes. In between, however, junk bonds performed poorly, shunned by investors who watched corporate balance sheets deteriorate and bond defaults soar as the U.S. economy slid into a recession.

Telecommunications was among the hardest hit sectors in the high yield market. The Portfolio benefited from having an underweight position in this sector. Our good security selection in the food and lodging sectors of the junk bond market also aided the Portfolio's performance. But these positives could not offset the negative impact of our decision to avoid certain "fallen angels."

Furthermore, the Portfolio had exposure to several energy firms, such as AES and Calpine, whose bonds (and stocks) were tainted by the Enron debacle almost solely due to their involvement in a related industry. Enron filed the largest corporate bankruptcy in U.S. history in 2001.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                                    $19,077
                                     Lipper
                      $19,028        (VIP)         $20,755
                        High          High          Lehman
                        Yield        Current      Corporate
                        Bond          Yield       High Yield
                     Portfolio/1/    Avg./2/       Index/3/

Dec/1991              10,000.00     10,000.00     10,000.00
Dec/1992              11,753.30     11,651.50     11,575.20
Dec/1993              14,017.70     13,866.80     13,556.50
Dec/1994              13,636.30     13,479.30     13,417.00
Dec/1995              16,031.30     15,968.40     15,989.50
Dec/1996              17,857.20     18,084.50     17,804.50
Dec/1997              20,318.70     20,426.10     20,077.00
Dec/1998              19,839.80     20,214.40     20,451.80
Dec/1999              20,754.40     20,966.80     20,940.90
Dec/2000              19,111.90     18,989.60     19,714.10
Dec/2001              19,027.50     19,077.30     20,754.80

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Lehman Brothers Corporate High Yield Index (LHYI) is an unmanaged index comprised of more than 700 noninvestment-grade bonds.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

Money Market Portfolio
--------------------------------------------------------------------------------

MANAGED BY
Prudential Investment Management, Inc.

We expect the Federal Reserve's (the Fed) aggressive short-term interest-rate cuts to revive economic growth in the United States during 2002. Meanwhile, the economy apparently remains in the doldrums, and corporate credit quality remains under pressure. This state of affairs underscores the need to continue our conservative approach to corporate credit selection.

PERFORMANCE SUMMARY

                                                                     7-Day
                               Six                                  Current
Average Annual Returns        Month  1-Year 3-Year 5-Year 10-Year  Net Yield/1/*

Money Market Portfolio/1/      1.54%  4.22%  5.14%  5.24%  4.80%     1.89%
Lipper (VIP) Money Market
Avg./2/                        1.33%  3.73%  4.82%  4.96%  4.54%      N/A

Money Market Portfolio inception date: 5/13/83. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

The Prudential Series Fund Money Market Portfolio returned 4.22% in 2001, compared with a 3.73% return reported by its benchmark Lipper Average. On December 31, 2001, the Portfolio's seven-day current net yield was 1.89%, down from 3.83% on June 26, 2001.

An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE REVIEW

The Fed reduced short-term interest rates 11 times in 2001 in an effort to revitalize a U.S. economy that had lapsed into a recession for the first time in a decade. These moves pushed short-term rates below 2.00% for the first time in 40 years. Consequently, money market yields fell dramatically, driving prices of money market securities sharply higher.

In this declining interest-rate environment, we stuck with our strategy of primarily purchasing money market securities designed to position the Portfolio's weighted average maturity (WAM) longer than that of the average comparable fund. (WAM measures a fund's sensitivity to changes in the level of interest rates. It considers the maturity and quantity of each security held by a fund.) Having a longer-than-average WAM enabled the Portfolio's yield to remain higher for a longer period of time as money market yields fell in 2001.

SEVEN-DAY CURRENT NET YIELDS*

                                    [CHART]

               1.89%                     1.45%
           Money Market              Average Money
           Portfolio/1/              Market Fund/3/

Dec/00         6.26                       5.89
Jan/01         5.96                       5.47
Feb/01         5.42                       5.03
Mar/01         5.08                       4.60
Apr/01         4.75                       4.31
May/01         4.20                       3.73
Jun/01         3.83                       3.46
Jul/01         3.45                       3.19
Aug/01         3.42                       2.98
Sep/01         2.98                       2.58
Oct/01         2.66                       2.09
Nov/01         2.34                       1.73
Dec/01         1.89                       1.45

*Weekly seven-day current net yields of the Money Market Portfolio and the iMoneyNet First and Second Tier General Purpose Retail universe as of 12/31/2001.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ Source: iMoneyNet, Inc. as of 12/31/2001, based on 337 funds in the iMoneyNet General Purpose Universe.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

Prudential Jennison Portfolio
--------------------------------------------------------------------------------

MANAGED BY
Jennison Associates LLC

Although there is still heightened uncertainty and concerns about deteriorating business conditions, we believe that economic recovery in the United States will be well underway by mid-2002. The United States government is currently ahead of the rest of the world in providing monetary and fiscal stimuli to its economy, which remains flexible and resilient. U. S. corporations are likely to recover faster than their international counterparts because they were quicker to suspend their spending on new capacity and to reduce their excess inventory. They will have to increase spending to meet the growing demand for goods. Strong personal income gains sustained consumer spending.

PERFORMANCE SUMMARY
                                    Six                                  Since
Average Annual Returns             Month    1-Year  3-Year    5-Year  Inception*

Prudential Jennison Portfolio
(Class I)/1/                       -6.10%   -18.25%   -1.34%  11.70%   14.66%
Lipper (VIP) Large-Cap Growth
Funds Avg./2/                      -9.07%   -21.88%   -2.84%   8.75%   12.70%
Russell 1000(R) Growth Index/3/    -7.21%   -20.42%   -6.32%   8.27%   12.90%
S&P 500 Index/4/                   -5.56%   -11.88%   -1.03%  10.70%   14.66%

Prudential Jennison Portfolio (Class I) inception date: 4/25/95.

Although the Prudential Series Fund Prudential Jennison Portfolio (Class I) declined 18.25% in 2001, the Lipper (VIP) Large-Cap Growth Funds Average fell a substantial three percentage points more for the year ended December 31, 2001. These results reflected the poor environment for growth investing.

PERFORMANCE REVIEW

Consumer spending was the strongest component of the U.S. economy in 2001, and several of the Portfolio's investments in consumer-oriented stocks such as Gillette, Pepsi, and other retailers made positive contributions to its return. Wal-Mart Stores made a particularly large contribution. Media stocks such as AOL Time Warner and Walt Disney also benefited from consumer spending. In addition, toward the end of the year, investors began to anticipate an increase in advertising spending as the U. S. economy recovers.

The largest contributions by individual companies came from three computer companies whose earnings growth appears strongly based--Microsoft, IBM, and Dell Computer. However, the Portfolio's technology holdings that are related to large computer networks or telecommunications posted large declines. These included Nokia, Sun Microsystems, Cisco Systems, EMC, and JDS Uniphase.

Some banks, including MBNA, made positive contributions, but financial institutions exposed to capital market conditions were among the poorer performers. American Express was hurt by the decline in travel after September 11.

Several healthcare holdings also were among the positive contributors, including Johnson & Johnson, Sepracor, and Abbott Laboratories.

The Portfolio's energy stocks--most notably the oil service companies Halliburton and Schlumberger--were among its poorest performers.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                                         $22,905
                   $24,972                Lipper
                  Prudential               (VIP)
                  Jennison               Large-Cap            $24,888
                  Portfolio             Growth Funds          S&P 500
                 (Class I)/1/             Avg./2/             Index/3/

Apr/1995          10,000.00              10,000.00            10,000.00
Dec/1995          12,556.30              12,291.30            12,176.00
Dec/1996          14,361.80              14,712.80            14,969.80
Dec/1997          18,916.10              18,702.50            19,962.40
Dec/1998          26,001.60              25,130.30            25,671.40
Dec/1999          36,975.00              34,836.50            31,071.00
Dec/2000          30,549.10              29,197.30            28,243.00
Dec/2001          24,972.50              22,905.40            24,888.80

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Russell 1000(R) Growth Index contains those securities in the Russell
    1000 Index with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.                Annual Report December 31, 2001
--------------------------------------------------------------------------------

Small Capitalization Stock Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Prudential Investment Management, Inc.

The S&P SmallCap 600 Index posted gains in the past two years while the S&P 500 Index was falling steeply. Now, the returns of both indexes over the past five years are about equal. It isn't likely that this means that small caps have caught up and their advantage is over, because the profits of smaller firms have held up better than those of the largest companies. Small caps are still cheaper, and thus very attractive according to price/earnings ratios and price/book value ratios. Even if they don't outperform large caps next year, the dramatic contrast in performance between large and small caps over the past five years demonstrates the value of diversification. You may have come out with the same return after five years if you had invested in only one of these indexes, but the trip would have been a lot smoother if you had owned both.

PERFORMANCE SUMMARY
                                          Six                           Since
Average Annual Returns                   Month  1-Year  3-Year 5-Year Inception*

Small Capitalization Stock Portfolio/1/  0.12%   5.53%  10.29%  10.75%  13.94%
Lipper (VIP) Small-Cap Core Avg./2/     -1.80%   2.85%   9.36%   9.81%  13.00%
S&P SmallCap 600 Index/3/                0.26%   6.51%  10.21%  10.65%  14.34%

Small Capitalization Stock Portfolio inception date: 4/25/95.

In 2001, Prudential Series Fund Small Capitalization Stock Portfolio returned 5.53%, underperforming the S&P SmallCap 600 Index that returned 6.51% for the year ended December 31, 2001. The gains were concentrated in value stocks, which have low share prices compared with their company's book value or earnings. Growth stocks, as measured by the S&P SmallCap 600/Barra Growth Index, fell 1.18%. This difference in return represented a renewed investor focus on how share prices relate to profitability.

The Standard & Poor's SmallCap 600 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Small Capitalization Stock Portfolio. Investors cannot invest directly in any index, including the S&P SmallCap 600 Index.

Small-cap stocks may have limited marketability, and may be subject to more abrupt or erratic movement than large-cap stocks.

PERFORMANCE REVIEW

Consumer-oriented stocks provided almost all of the market's upward momentum because of the strength of consumer spending. Both the consumer cyclicals and consumer staples sectors rose more than 26%. The top-performing industries in the S&P SmallCap 600 Index included personal products, movies and entertainment, consumer finance, automobiles, and leisure. There was also one odd industry in the top group--networking equipment--that was a sharp contrast to the poor performance of comparable large-cap stocks.

The largest detractor from the Index's return was the energy sector. This was due to the fact that the prices of oil and natural gas were held down by the slowing global economy, a mild autumn in the United States, and reduced demand for jet fuel, which constitutes a significant part of the demand for oil.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                              $23,941
                               Small           $23,941          $24,430
                           Capitalization    Lipper (VIP)          S&P
                               Stock          Small-Cap         SmallCap
                            Portfolio/1/      Core Avg./2/     600 Index/3/

Apr/1995                     10,000.00         10,000.00        10,000.00
Dec/1995                     11,995.50         11,950.20        12,138.40
Dec/1996                     14,367.40         14,633.10        14,726.10
Dec/1997                     17,983.40         17,498.60        18,493.60
Dec/1998                     17,845.90         17,173.30        18,251.20
Dec/1999                     20,109.30         21,602.90        20,516.40
Dec/2000                     22,685.90         22,685.40        22,937.00
Dec/2001                     23,941.40         23,267.80        24,430.00

  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and the S&P SmallCap 600 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Small-Cap Core Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Aggressive Growth Asset Allocation Portfolio
--------------------------------------------------------------------------------

MANAGED BY
Prudential Investments LLC

The SP Aggressive Growth Asset Allocation Portfolio comprises seven component portfolios that together cover the global stock market with both value and growth investing strategies.

PERFORMANCE SUMMARY
                                                      Six               Since
Average Annual Returns                               Month    1-Year  Inception*

SP Aggressive Growth Asset Allocation Portfolio/1/   -8.06%   -17.92%   -18.84%
Lipper (VIP) Multi-Cap Core Funds Avg./2/            -6.40%   -12.94%   -15.14%
Aggressive Growth AA Custom Blended Index/3/         -6.10%   -12.46%   -16.17%
S&P 500 Index/4/                                     -5.56%   -11.88%   -15.32%

SP Aggressive Growth Asset Allocation Portfolio inception date: 09/22/2000.

SP Aggressive Growth Asset Allocation Portfolio returned -17.92% for the year ended December 31, 2001, as growth stocks and foreign stocks, the asset classes most sensitive to an economic slowdown, declined sharply.

PERFORMANCE REVIEW

A slowing global economy provided a poor environment for aggressive growth investors. The economic sectors that had been providing the impetus for growth were among the sectors hit hardest by the slowdown. This decline in profitability was reflected in share prices. All the component portfolios of the Portfolio declined, except the SP Small/Mid-Cap Value Portfolio, which had a small gain.

The international stocks that make up about 35% of the Portfolio's holdings accounted for about half of its negative return. The impact of poor foreign markets, as measured by the benchmark Morgan Stanley Capital International
(MSCI) Europe, Australia, Far East (EAFE) Index, was exacerbated by the underperformance of the Portfolio's SP Jennison International Growth Portfolio. Its return was hurt by its growth style, and particularly by its focus on technology, media, and telecommunications stocks.

U.S. stocks--both growth and value--held up better than the international equity markets. However, the disadvantage of a growth style in this year's environment showed up across the different capitalization levels. All of the growth components of the Portfolio--and their benchmarks--dropped substantially. The impact of these declines was mitigated somewhat because all of the Portfolio's growth components performed at or above their respective benchmarks.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                               $7,662
                        SP Aggressive Growth                $8,123
                    Asset Allocation Portfolio/1/       S&P 500 Index/4/

Sep/2000                     10,000.00                     10,000.00
Dec/2000                      9,335.32                      9,218.11
Jun/2001                      8,333.91                      8,601.15
Dec/2001                      7,662.24                      8,123.36

  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Aggressive Growth AA Custom Blended Index consists of Russell 1000(R) Value Index (20%), Russell 1000(R) Growth Index (20%), Russell 2500(TM) Value Index (12.5%), Russell Mid-Cap(R) Growth Index (12.5%), and MSCI EAFE Index (35%).

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Alliance Technology Portfolio
--------------------------------------------------------------------------------

MANAGED BY
Alliance Capital Management, L.P.

Strong stock selection and risk management drove the Portfolio's results. Large positions in high visibility companies such as eBay, AOL Time Warner, and the computer services companies, along with positions in share gainers such as Dell, helped to offset weakness in software and communications-related companies for the year as a whole.

PERFORMANCE SUMMARY
                                                  Six                    Since
Average Annual Total Returns                     Month      1-Year    Inception*

SP Alliance Technology Portfolio/1/             -12.29%     -25.07%     -35.49%
Lipper (VIP) Specialty/Misc. Funds Avg./2/       -9.32%     -21.29%     -27.50%
Nasdaq Composite Index/3/                        -9.74%     -21.05%     -39.73%
S&P Supercomposite 1500 Technology Index/4/      -9.05%     -22.16%     -39.58%
S&P 500 Index/5/                                 -5.56%     -11.88%     -15.32%

SP Alliance Technology Portfolio inception date: 09/22/2000.

The -25.07% return of the SP Alliance Technology Portfolio underperformed the -21.05% return on the Nasdaq Composite Index over the 12 months ended December 31, 2001. For additional comparison purposes, the S&P Supercomposite 1500 Technology Index returned -22.16% over the same period.

PERFORMANCE REVIEW
As fundamentals and the economy appeared to weaken in 2001, we maintained a relatively high cash position. In the late summer/early fall, the Portfolio took advantage of this to increase its exposure to semiconductor stocks, and it was well-positioned as investors began to anticipate an improving economy in 2002.

Fourth-quarter results saw similar dynamics to those of the full year as relative outperformance was driven by (1) companies with high visibility, including eBay and First Data; (2) those gaining share, including Dell and Nokia; and (3) a larger semiconductor weight (23% of the Portfolio at year-end). Companies with exposure to communications equipment saw continued pressure that detracted from performance.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                          $5,716                $5,310
                       SP Alliance               Nasdaq
                 Technology Portfolio/1/   Composite Index/3/

Sep/2000               10,000.00              10,000.00
Dec/2000                7,628.53               6,726.49
Jun/2001                6,517.28               5,883.60
Dec/2001                5,716.39               5,310.36

  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Nasdaq Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Specialty/Misc. Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The Index is value-market-weighted.

/4/ The S&P Supercomposite 1500 Technology Index is a capitalization-weighted index designed to measure the performance of the technology component of the S&P 500 Index, which is an index of 500 large-capitalization stocks.

/5/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Balanced Asset Allocation Portfolio
--------------------------------------------------------------------------------

MANAGED BY
Prudential Investments LLC

The SP Balanced Asset Allocation Portfolio comprises nine component portfolios. Forty percent of its assets are invested in U.S. bonds. Sixty percent are invested in seven portfolios that together cover the global stock market with both value and growth investing strategies.

PERFORMANCE SUMMARY

                                                Six                      Since
Average Annual Returns                         Month        1-Year    Inception*

SP Balanced Asset Allocation Portfolio/1/     -2.03%        -5.99%       -5.79%
Lipper (VIP) Balanced Funds Avg./2/           -1.47%        -2.87%       -2.87%
Balanced AA Custom Blended Index/3/           -2.00%        -2.97%       -5.95%
S&P 500 Index/4/                              -5.56%       -11.88%      -15.32%

SP Balanced Asset Allocation Portfolio inception date: 09/22/2000.

The SP Balanced Asset Allocation Portfolio returned -5.99% for the year ended December 31, 2001. The positive returns of its bonds and small/mid-cap value holdings were outweighed by falling markets in its other asset classes.

PERFORMANCE REVIEW

A poor global economy led to sharp drops in corporate profitability and a corresponding decline in share prices. However, the U.S. Federal Reserve acted very decisively to reduce interest rates in order to stimulate the economy. Declining interest rates increase the value of bonds. Thus, 2001 was a very good year for bond investing, and a very poor one for stocks.

Both of the bond portfolios that make up 40% of the Portfolio's assets had positive returns. The benefit was reduced because the SP PIMCO High Yield Portfolio substantially underperformed its benchmark. The SP Small/Mid-Cap Value Portfolio also underperformed its benchmark, and its positive contribution was even less because of its much smaller allocation.

All of the other asset classes in the Portfolio had negative returns, both the Portfolio's components and their benchmarks. Most of the Portfolio's components performed in line with their respective benchmarks, except the SP Davis Value and SP Jennison International Growth Portfolios, which had substantial underperformances.

The larger allocation to large-cap value stocks meant that the smaller underperformance of the former had about the same impact as the much larger underperformance of the latter. However, the SP Jennison International Growth Portfolio invests in a growth style, which was greatly disadvantaged in 2001, while the international benchmark--the MSCI EAFE Index--is style-neutral. The Portfolio's return was hurt particularly by its focus on technology, media, and telecommunications stocks.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                             $9,267
                       SP Balanced Asset                 $8,123
                     Allocation Portfolio/1/        S&P 500 Index/4/

Sep/2000                    10,000.00                   10,000.00
Dec/2000                     9,857.53                    9,218.11
Jun/2001                     9,459.46                    8,601.15
Dec/2001                     9,267.46                    8,123.36

  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Balanced AA Custom Blended Index consists of Russell 1000(R) Value Index (17.5%), Russell 1000(R) Growth Index (17.5%), Russell 2500TM Value Index (7.5%), Russell Mid-Cap(R) Growth Index (7.5%), Lehman Aggregate Bond Index (25%), Lehman Intermediate BB Corporate Index (15%), and MSCI EAFE Index (10%).

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Conservative Asset Allocation Portfolio
--------------------------------------------------------------------------------


MANAGED BY

Prudential Investments LLC

The SP Conservative Asset Allocation Portfolio comprises seven component portfolios. Sixty percent of its assets are invested in U.S. bonds. Forty percent are invested in four portfolios that cover both large caps and small/midcaps with both value and growth investing strategies.

PERFORMANCE SUMMARY
                                                    Six                 Since
Average Annual Returns                             Month     1-Year  Inception*

SP Conservative Asset Allocation Portfolio/1/      0.76%     -0.23%     0.47%
Lipper (VIP) Income Funds Avg./2/                 -0.16%     -0.28%     0.70%
Conservative AA Custom Blended Index/3/            0.08%      1.68%    -0.63%
S&P 500 Index/4/                                  -5.56%    -11.88%   -15.32%

SP Conservative Asset Allocation Portfolio inception date: 09/22/2000.

The SP Conservative Asset Allocation Portfolio returned -0.23% for the year ended December 31, 2001. The positive returns of its bonds and small/mid cap value holdings were outweighed by falling markets in its other asset classes.

PERFORMANCE REVIEW

A poor global economy led to sharp drops in corporate profitability and a corresponding decline in share prices. However, the U.S. Federal Reserve acted decisively to reduce interest rates in order to stimulate the economy. Declining interest rates increase the value of bonds. Thus, 2001 was a very good year for bond investing, and a very poor one for stocks.

Both of the bond portfolios that make up 60% of the Portfolio's assets had positive returns. The potential benefit of these rising markets was reduced because the SP PIMCO High Yield Portfolio substantially underperformed its benchmark. The SP Small/Mid-Cap Value Portfolio also underperformed its benchmark, and its positive contribution had even less impact because it has only a 5% allocation.

All of the other asset classes in the Portfolio had negative returns, both the Portfolio's components and their benchmarks. Most of the Portfolio's components performed in line with their respective benchmarks, except the SP Davis
Value Portfolio. They attribute their underperformance to their discipline of avoiding highly cyclical and capital-intensive businesses, which they view as less attractive over the long term, in favor of high-quality, growing companies. Some of their holdings had notable earnings disappointments.

$10,000 INVESTED SINCE INCEPTION*

[CHART]

                         SP Conservative
                        Asset Allocation         S&P 500
                         Portfolio/1/            Index/4/

Sep/2000                  10,000.00             10,000.00
Dec/2000                  10,083.50              9,218.11
Jun/2001                   9,984.54              8,601.15
Dec/2001                  10,060.40              8,123.36

  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Income Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Conservative AA Custom Blended Index consists of Russell 1000(R) Value
    Index (15%), Russell 1000(R) Growth Index (15%), Russell 2500/TM/ Value Index (5%), Lehman Aggregate Bond Index (40%), Lehman Intermediate BB Corporate Index (20%), and Russell Mid-Cap Growth Index (5%).

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Growth Asset Allocation Portfolio
--------------------------------------------------------------------------------

MANAGED BY

Prudential Investments LLC

The SP Growth Asset Allocation Portfolio comprises nine component portfolios. Eighty percent of its assets are invested in seven portfolios that together cover the global stock market with both value and growth investing strategies. Twenty percent are invested in U.S. bonds.

PERFORMANCE SUMMARY
                                                  Six                    Since
Average Annual Returns                            Month     1-Year    Inception*

SP Growth Asset Allocation Portfolio/1/          -4.75%     -11.77%     -12.60%
Lipper (VIP) Multi-Cap Core Funds Avg./2/        -6.40%     -12.94%     -15.14%
Growth AA Custom Blended Index/3/                -4.54%     - 8.47%     -11.50%
S&P 500 Index/4/                                 -5.56%     -11.88%     -15.32%

SP Growth Asset Allocation Portfolio inception date: 09/22/2000.

The SP Growth Asset Allocation Portfolio returned -11.77% for the year ended December 31, 2001, reflecting the broad decline of equities, particularly growth stocks, around the world.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW

A poor global economy led to sharp drops in corporate profitability and a corresponding decline in share prices. However, the U.S. Federal Reserve acted very decisively to reduce interest rates in order to stimulate the economy. Declining interest rates increase the value of bonds. Thus, 2001 was a very good year for bond investing and a very poor one for stocks.

International stocks accounted for a substantial portion of the Portfolio's negative return. The impact of poor foreign markets, as measured by the benchmark MSCI EAFE Index, was exacerbated by the underperformance of the Portfolio's SP Jennison International Growth Portfolio. Its return was hurt by its growth style, and particularly by its focus on technology, media, and telecommunications stocks.

U.S. stocks held up better than the international equity markets, although all of the growth components of the Portfolio--and their benchmarks--dropped substantially. The impact of these declines was mitigated somewhat because all of the Portfolio's growth components performed at or above their respective benchmarks. Although the Russell 1000(R) Value Index fell less than the Russell 1000(R) Growth Index, the benefit was reduced by the underperformance of the SP Davis Value Portfolio. Davis attributes its underperformance to avoiding highly cyclical and capital-intensive businesses in favor of growing companies. Some of its holdings had notable earnings disappointments.

Both of the Portfolio's bond portfolios had positive returns. The potential benefit of these rising markets was reduced because the SP PIMCO High Yield Portfolio substantially underperformed its benchmark. The SP Small/Mid-Cap Value Portfolio also made a positive contribution, although it also underperformed its benchmark.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]


                         $8,421
                     SP Growth Asset     $8,123
                       Allocation        S&P 500
                       Portfolio/1/      Index/4/

Sep/2000                10,000.00       10,000.00
Dec/2000                 9,544.41        9,218.11
Jun/2000                 8,840.31        8,601.15
Dec/2001                 8,420.74        8,123.36

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Growth AA Custom Blended Index consists of Russell 1000(R) Value Index
    (22.5%), Russell 1000(R) Growth Index (22.5%), Russell 2500/TM/ Value Index (7.5%), Russell Midcap(R) Growth Index (7.5%), Lehman Aggregate Bond Index (10%), Lehman Intermediate BB Corporate Index (10%), and MSCI EAFE Index (20%).

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP INVESCO Small Company Growth Portfolio
--------------------------------------------------------------------------------


MANAGED BY INVESCO Funds Group, Inc.

Looking ahead, we continue to be optimistic that the economy will recover in 2002. This has us enthusiastic about the potential for small caps as the historical performance of smaller companies during periods of economic improvement has been strong. But, as we have said in the past, we are particularly optimistic about the Portfolio's prospects over the long term. We continue to believe that our holdings represent market leaders in emerging industries that are capable of growing their businesses at superior rates for the next three to five years.

PERFORMANCE SUMMARY
                                                   Six                  Since
Average Annual Returns                            Month      1-Year   Inception*

SP INVESCO Small Company Growth Portfolio/1/      -7.59%    -17.18%     -24.90%
Lipper (VIP) Small-Cap Growth Funds Avg./2/       -8.16%    -12.40%     -21.64%
Russell 2000(R) Index/3/                          -4.09%      2.49%     - 3.69%
Russell 2000(R) Growth Index/4/                   -9.26%     -9.23%     -22.74%

SP INVESCO Small Company Growth Portfolio inception date: 09/22/2000.

Over the 12 months ended December 31, 2001, the SP INVESCO Small Company Growth Portfolio returned -17.18% versus the 2.49% return of its benchmark, the Russell 2000(R) Index. In comparison, the Russell 2000(R) Growth Index--which is composed of securities in the Russell 2000(R) Index with a greater-than-average growth orientation--returned -9.23%.

With investors worried about the economy, as well as the uncertainty stemming from the terrorist attacks, the market favored investments believed to be more defensive, such as bonds and value stocks. As a result, growth stocks, which typically possess a more aggressive risk/reward profile, underperformed. This aversion to risk hindered the Portfolio's performance during the year.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW

Among the sectors that held back the Portfolio's showing were the technology, telecommunications, basic materials, and industrial areas. Individual holdings that contributed to the Portfolio's underperformance included oil services company Precision Drilling, telecommunications construction company Dycom Industries, and alternative telecommunication services provider Allegiance Telecom.

Meanwhile, the Portfolio enjoyed strong relative performance from its underweighted exposure to energy, which declined in absolute terms, but to a lesser degree than the Index's weighting. In absolute terms, the Portfolio's consumer staples, such as Performance Food Group, performed well, benefiting from the market's rotation to more defensive areas. Elsewhere, the Portfolio's financial services exposure, notably City National Corp., made positive contributions as well, buoyed by the Federal Reserve's rate easing cycle.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]
                        $6,940
                       SP INVESCO          $9,541
                      Small Company       Russell
                         Growth           2000(R)
                       Portfolio/1/       Index/3/

Sep/2000               10,000.00         10,000.00
Dec/2000                8,380.00          9,309.17
Jun/2001                7,510.00          9,947.13
Dec/2001                6,940.00          9,540.61

  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Small-Cap Growth Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

/4/ The Russell 2000(R) Growth Index comprises securities in the Russell 2000(R)
    Index with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Jennison International Growth Portfolio
--------------------------------------------------------------------------------


MANAGED BY

Jennison Associates LLC

We expect to move slowly toward more economically exposed companies as the new calendar year unfolds and before most investors are prepared to commit fully to an economic recovery. However, we are focusing narrowly on the companies we think are best positioned to come out of the downturn strongly--those with good balance sheets and strategic positions.

PERFORMANCE SUMMARY
                                                        Six              Since
Average Annual Returns                                 Month  1-Year  Inception*

SP Jennison International Growth Portfolio
(Class I)/1/                                         -13.54%  -35.64%  -37.67%
Lipper (VIP) International Funds Avg./2/              -8.37%  -21.48%  -20.77%
MSCI EAFE Index/3/                                    -8.00%  -21.44%  -19.33%

SP Jennison International Growth Portfolio (Class I) inception date: 09/22/2000.


The SP Jennison International Growth Portfolio declined substantially for the year ended December 31, 2001, primarily because growth investing was out of favor on a global basis.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW

Technology, media, and telecommunications stocks accounted for a substantial part of the Portfolio's decline. Consumers are adopting new telecommunication services much more slowly than originally anticipated. Colt Telecom Group, by far the largest detractor, focuses on the profitable business of wiring commercial buildings with the most current technology. A few large companies in its business went bankrupt, so investors abandoned the group as a whole. Cable & Wireless (Internet and private telecommunications networks), Vodafone Group, and Sonera (both wireless telephone services) had substantial price declines. Stocks of companies providing the hardware for these services, such as Marconi, Nokia, and Alcatel, also had steep drops. Technological consultants and software firms hurt the Portfolio, particularly Logica, Dimension Data Holdings, and Cap Gemini.

Media companies were hurt by the economic slowdown's consequent reduction of advertising spending. The large publishers Pearson and VNU had the largest impacts on the Portfolio, although neither has extensive exposure to the recession-driven slowdown in advertising.

Li & Fung manages the outsourced manufacturing of apparel for brands such as Limited and Abercrombie & Fitch. Some of the fashion retailers who are its customers were hesitant to take on inventory this year because of concerns that the economic slowdown would hurt spring sales.

Our healthcare holdings, including Sanofi-Synthelabo, H. Lundbeck (both drugs), and Serono (biotechnology), made a positive aggregate contribution. So did some financial positions, including Hana Bank and Marschollek, Lautenschlager (financial consulting for young professionals). Positive contributors among our technology holdings included ASM International (semiconductor equipment) and SAP (software).

$10,000 INVESTED SINCE INCEPTION*

[CHART]

                                                $7,645
                                              SP Jennison
                           $5,557          International Growth
                          MSCI EAFE            Portfolio
                           Index/3/          (Class I)/1/

Sept/2000                 10,000.00            10,000.00
Dec/2000                   8,672.11             9,731.66
Jun/2001                   6,436.55             8,309.94
Dec/2001                   5,556.74             7,644.93

  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, MSCI EAFE Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
    (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Large Cap Value Portfolio
--------------------------------------------------------------------------------

MANAGED BY

Fidelity Management & Research Company

While we are encouraged by early indications of an economic turnaround, the Portfolio is positioned to potentially perform well despite the direction of the economy over the coming months. We continue to emphasize companies with strong fundamentals, attractive valuations, and good visibility into their businesses. We are also looking for situations with a fair degree of economic leverage, which should perform well coming out of a recession. As always, the Portfolio is managed style-and-sector neutral to the benchmark, and it is expected that a vast majority of the value added will come from stock selection.

PERFORMANCE SUMMARY
                                                   Six                   Since
Average Annual Returns                             Month      1-Year  Inception*

SP Large Cap Value Portfolio/1/                    -5.19%      -8.65%     3.34%
Lipper (VIP) Large-Cap Value Funds Avg./2/         -4.97%      -5.98%    -4.97%
Russell 1000(R) Index/3/                           -5.81%     -12.45%   -16.74%
Russell 1000(R) Value Index/4/                     -4.39%      -5.59%    -1.76%

SP Large Cap Value Portfolio inception date: 9/22/2000.

For the year ended December 31, 2001, the SP Large Cap Value Portfolio returned -8.65% versus the -5.59% return of the Russell 1000(R) Value Index. For comparison purposes, the Russell 1000(R) Index--a capitalization-weighted, price-only index that comprises 1,000 of the largest capitalized U.S.-domiciled companies--returned -12.45% for the same period.

PERFORMANCE REVIEW

The Portfolio's underperformance was largely due to unfavorable security selection in the financials and utilities sectors. In utilities, an overweighted position in one of the world's largest integrated natural gas and electricity companies that announced bankruptcy, also detracted from performance.

Mitigating a portion of this weakness, however, was judicious stock selection in industrials. The Portfolio's overweight position in several defense companies, such as weapons manufacturers, bolstered performance.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                     $9,576
                    SP Large             $9,781
                    Cap Value         Russell 1000(R)
                   Portfolio/1/       Value Index/4/

Sep/2000            10,000.00          10,000.00
Dec/2000            10,482.00          10,359.60
Jun/2001            10,099.30          10,229.10
Dec/2001             9,575.50           9,780.52

  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Value Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

/4/ The Russell 1000(R) Value Index measures the performance of those Russell
    1000(R) companies with lower price-to-book ratios.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP MFS Capital Opportunities Portfolio
--------------------------------------------------------------------------------

MANAGED BY

Massachusetts Financial Services Company

The market environment that prevailed throughout the past year is one that most equity investors will not recall with fond memories. While we believe the current market environment underscores the importance of maintaining a long-term focus when evaluating investment performance, it can sometimes be little consolation given recent results. That said, we believe the companies in which your fund invests were selected on the basis of their potential for delivering consistent growth over time and their reasonable valuations, attributes that we believe have been the major drivers of the fund's enviable long-term record. However, as recent events have demonstrated, when the market stumbles, it can sometimes drag strong stocks down with the weak.

PERFORMANCE SUMMARY
                                                    Six                 Since
Average Annual Returns                             Month     1-Year   Inception*

SP MFS Capital Opportunities Portfolio/1/         -12.71%     -23.28%    -24.15%
Lipper (VIP) Large-Cap Core Funds Avg./2/          -6.06%     -13.03%    -15.58%
Lipper (VIP) Multi-Cap Core Funds Avg./3/          -6.40%     -12.94%    -15.14%
Russell 1000(R) Index/4/                           -5.81%     -12.45%    -16.74%
S&P 500 Index/5/                                   -5.56%     -11.88%    -15.32%

SP MFS Capital Opportunities Portfolio inception date: 09/22/2000. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large-Cap Core Funds Average are also shown, because the management of the portfolios included in the Large-Cap Core Funds Average are more consistent with the management of the Portfolio.

Over the 12 months ended December 31, 2001, the SP MFS Capital Opportunities Portfolio returned -23.28% versus the -11.88% return of its benchmark, the S&P 500 Index. For comparison purposes, the Russell 1000(R) Index, which is composed of 1,000 of the largest capitalized U.S.-domiciled companies, returned -12.45%. The primary cause for the Portfolio's weak results in recent months was its significant weighting in technology, telecommunications, and utility stocks.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW

In anticipation of a slowdown in the global economy, we worked hard to identify stocks that we believed would continue to deliver attractive performance. Unfortunately, these companies were punished along with the rest of the growth sector. In the utilities sector, most gas and electric stocks fared poorly.

Despite the recent rally in technology and telecommunications stocks, over the past 12 months the majority of these stocks posted negative returns. Amid ongoing concerns about future earnings and the slowdown in capital spending, some of the biggest detractors to performance included computer software companies such as VERITAS and Oracle. The weak economy and slowdown in spending also hurt telecommunications stocks such as American Tower.

On a more positive note, holdings in banks and financial services stocks, such as Bank of America and Citigroup, helped performance. Lower interest rates, strong balance sheets, and reliable earnings growth helped support these stocks. Other contributors included specialty chemical manufacturer Praxair, paper company Jefferson Smurfit, and multi-industry conglomerate Tyco International.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                                                           $8,123
                         $7,028 SP MFS Capital            S&P 500
                       Opportunities Portfolio/1/         Index/5/

Sep/2000                      10,000.00                  10,000.00
Dec/2000                       9,160.56                   9,218.11
Jun/2001                       8,050.74                   8,601.15
Dec/2001                       7,027.85                   8,123.36

     * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

     /1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/, /3/ The Lipper Variable Insurance Products (VIP) Large-Cap Core and
         Multi-Cap Core Funds Averages are calculated by Lipper, Inc., and reflect the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

     /4/ The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     /5/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP MFS Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

MANAGED BY

Massachusetts Financial Services Company

It seemed to us that investors were giving little value to what we believe characterizes a good mid-cap growth company: high market share in a rapidly growing industry. In our experience, these qualities--market share and growth--have been strong drivers of stock prices over the long term, and a market that temporarily undervalues those qualities presents opportunities for long-term investors.

PERFORMANCE SUMMARY
                                                   Six                   Since
Average Annual Returns                            Month      1-Year   Inception*

SP MFS Mid-Cap Growth Portfolio/1/               -14.57%     -20.93%    -18.29%
Lipper (VIP) Mid-Cap Growth Funds Avg./2/        -11.67%     -23.31%    -31.98%
Russell Midcap(R) Index/3/                        -3.74%      -5.62%     -7.27%
Russell Midcap(R) Growth Index/4/                 -8.26%     -20.15%    -32.41%

SP MFS Mid-Cap Growth Portfolio inception date: 09/22/2000.


For the 12 months ended December 31, 2001, the SP MFS Mid-Cap Growth Portfolio returned -20.93%. Over the same period, the Portfolio's benchmark, the Russell Midcap Growth Index, returned -20.15%. For comparison purposes, the Russell Midcap Index, which contains the smallest 800 companies in the Russell 1000(R) Index as ranked by total market capitalization returned -5.62%.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW

Amid a challenging investment environment, some areas where we had strong concentrations did not perform as well as we had hoped, and some areas in which we were underweight did relatively well. Our large technology weighting hurt performance for much of the period, but most of those holdings came back strongly in the fourth-quarter rally. Although most of our healthcare holdings performed well, we were underweight in this sector, and it outperformed for most of the year.

Elsewhere in technology, we increased some positions during the market downturn immediately following September 11. We then saw most of our technology holdings perform well in the fourth-quarter 2001 rally, which appeared to favor technology stocks. Late in the period, we began to feel that expectation of strong future earnings had become priced into many of these stocks, and that valuations were becoming relatively high. We therefore began to take some profits and reduce our technology holdings.

In the energy area, our holdings at the beginning of the period were in two main areas: oil services companies and U.S. natural gas firms. Due to declining oil prices, we later sold most of our oil services stocks. However, the Portfolio continues to own a large weighting in U.S. natural gas producers, as we believe that there are several factors that will lead to a rise in natural gas prices that may benefit these stocks.

Two new areas of opportunity we added to the Portfolio were selected retailers--CVS, a national drugstore chain, and Kroger, a supermaket chain--and two main players in the satellite television area--EchoStar Communications and Direct TV.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                        $7,728             $6,129
                        SP MFS             Russell
                        Mid-Cap            Midcap(R)
                        Growth             Growth
                      Portfolio/1/         Index/4/

Sep/2000               10,000.00          10,000.00
Dec/2000                9,773.79           7,675.18
Jun/2001                9,046.62           6,680.26
Dec/2001                7,728.17           6,128.53

  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Mid-Cap Growth Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index.

/4/ The Russell Midcap(R) Growth Index measures the performance of those Russell
    Mid-cap companies with lower price-to-book ratios and lower forecasted growth values. Those stocks are also members of the Russell 1000(R) Value index.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.              Annual Report    December 31, 2001
--------------------------------------------------------------------------------

SP PIMCO Total Return Portfolio
--------------------------------------------------------------------------------

MANAGED BY
Pacific Investment Management Company LLC

Over the next year, we believe that monetary stimulus, stronger consumer income statements, and the end of inventory destocking will produce a moderate rebound in the U.S. economy. In addition, we believe the Federal Reserve will not tighten interest rates while unemployment is still rising and capacity utilization remains low. Inflation will be subdued amid excess capacity and lower energy prices, while tame inflation and modest growth will result in less volatile financial markets and range-bound rates.

PERFORMANCE SUMMARY
                                                  Six                    Since
Average Annual Returns                           Month     1-Year     Inception*

SP PIMCO Total Return Portfolio/1/               5.35%       8.66%       11.03%
Lipper (VIP) General Bond Funds Avg./2/          3.47%       5.76%        5.98%
Lehman Brothers Aggregate Bond Index/3/          4.66%       8.44%       10.28%

SP PIMCO Total Return Portfolio inception date: 09/22/2000.

Over the 12 months ended December 31, 2001, the 8.66% return of the SP PIMCO Total Return Portfolio outperformed the 8.44% return of its benchmark, the Lehman Brothers Aggregate Bond Index.

High yield bonds, also known as "junk bonds" are subject to greater credit and market liquidity risks, which may result in greater share price volatility.

PERFORMANCE REVIEW

During the year, we maintained the Portfolio's duration above that of its benchmark. This strategy added to performance as yields fell. In addition, a focus on high-quality securities minimized the Portfolio's exposure to risks related to defaults and bankruptcies that results in a weak economy; nevertheless, an underweight in corporates detracted from performance, as hopes for an economic recovery resulted in a narrowing of credit premiums. Also benefiting performance were the Portfolio's high yield holdings, as that sector outperformed amid expectations for improved credit fundamentals.

Outside the United States, the Portfolio's exposure to the emerging markets helped performance; our emphasis on high-quality securities added value and enabled us to avoid the problems that plagued Argentina. In addition, the Portfolio's position in developed non-U.S. countries proved beneficial, as prospects for weaker growth than in the United States supported these markets.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                         $11,428                 $11,301
                         SP PIMCO                 Lehman
                       Total Return          Brothers|Aggregate
                        Portfolio/1/            Bond Index/3/

Sep/2000                 10,000.00               10,000.00
Dec/2000                 10,517.80               10,420.50
Jun/2001                 10,847.80               10,797.40
Dec/2001                 11,428.10               11,300.50

  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average or Lehman Brothers Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) General Bond Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Annual Report | December 31, 2001
--------------------------------------------------------------------------------

SP Prudential U.S. Emerging Growth Portfolio
--------------------------------------------------------------------------------

MANAGED BY

Jennison Associates LLC

The poor economic environment has eliminated some weak companies and forced most firms to cut costs. Since 2001, profits have fallen so low that any upswing in 2002 may easily become a large percentage increase over the year-earlier quarter, the most common measure of growth. We think the equity markets are poised to recover upon signs of economic acceleration. We don't expect economic recovery in the next quarter or so, but the strong monetary and fiscal stimuli being applied have eventually turned around slowing economies in the past. Stock prices usually move in anticipation of future earnings trends.

PERFORMANCE SUMMARY

                                                               Six                Since
Average Annual Returns                                        Month     1-Year   Inception*
SP Prudential U.S. Emerging Growth Portfolio (Class I)/1/    -13.98%    -17.78%   -25.26%
Lipper (VIP) Multi-Cap Growth Funds Avg./2/                  -12.16%    -26.81%   -35.76%
Lipper (VIP) Mid-Cap Growth Funds Avg./3/                    -11.67%    -23.31%   -31.98%
Russell Midcap(R) Growth Index/4/                            - 8.26%    -20.15%   -32.41%
S&P MidCap(R) 400 Index/5/                                   - 1.57%    - 0.62%   - 3.57%

SP Prudential U.S. Emerging Growth Portfolio (Class I) inception date:
09/22/2000. Although Lipper classifies the Portfolio within the Multi-Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average is also shown, because the management of the portfolios included in the Mid-Cap Growth Funds Average are more consistent with the management of the Portfolio.

The SP Prudential U.S. Emerging Growth Portfolio declined 17.78%, outperforming the Lipper (VIP) Multi-Cap Growth Funds Average by slightly more than nine percentage points for the year ended December 31, 2001.

PERFORMANCE REVIEW

The Portfolio's outperformance was due to a number of investments' positive contributions. The largest were from Apollo Group (technical training) and Concord EFS (a processor of financial transactions). In some cases, such as our positive return on IVAX (specialty drugs), we took advantage of this very volatile market to purchase shares at depressed prices and took profits when they recovered.

We also had positive returns on several technology-oriented consulting companies' such as Accenture, and some companies that market computers and peripherals, such as Lexmark International. Some of our media holdings, including USA Networks and several cable systems, also had gains. The market for semiconductors began to recover toward the end of the year, and we had significant gains on Synopsis and Xilinx (both make software tools used for the design of semiconductor chips), and KLA-Tencor (contract manufacturing for chip companies).

Losses were concentrated in the technology and telecommunications services sectors. American Tower (cellular service towers and consulting) and Metromedia Fiber Network (optical fiber telecommunications networks) had the largest telecommunications related impacts. Internet software and services companies were the worst detractors--including Exodus Communications (outsourced infrastructure, such as Web hosting) and Retek (Internet technology for automated supply-chain management)--in the aggregate. Telecommunications equipment companies such as CIENA (telecommunications switches) and QUALCOMM (wireless handsets) also were significant detractors. The largest software detractors were RSA Security and Macromedia.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                              $6,897                        $9,556
                           SP Prudential U.S.                 S&P
                            Emerging Growth               MidCap(R) 400
                             (Class I)/1/                   Index/5/

Sep/2000                     10,000.00                     10,000.00
Dec/2000                      8,388.55                      9,614.94
Jun/2001                      8,018.17                      9,707.98
Dec/2001                      6,897.03                      9,555.74

       * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P MidCap(R) 400 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

     /1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

 /2/,/3/ The Lipper Variable Insurance Products (VIP) Multi-Cap Growth and Mid-Cap Growth Funds Averages are calculated by Lipper, Inc., and reflect the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

     /4/ The Russell Midcap(R) Growth Index is a market value-weighted index that tracks the continuous price-only performance of the securities of the smallest 800 companies in the Russell 1000(R) Index.

     /5/ The S&P MidCap(R) 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Annual Report | December 31, 2001
--------------------------------------------------------------------------------

SP Small/Mid-Cap Value Portfolio
--------------------------------------------------------------------------------

MANAGED BY

Fidelity Management & Research Company

Over the one-year period ended December 31, 2001, the Federal Reserve aggressively cut interest rates 11 times to increase liquidity and combat falling gross domestic product (GDP). Investors fled large-cap growth stocks in favor of small-cap value stocks and fixed income investments. Companies vigorously cut costs, primarily through lay-offs and decreased capital expenditures, to inflate falling margins.

PERFORMANCE SUMMARY
                                                   Six                   Since
Average Annual Returns                            Month    1-Year    Inception*
----------------------                            -----    ------    ----------
SP Small/Mid-Cap Value Portfolio/1/              -1.42%      3.11%       11.42%
Lipper (VIP) Mid-Cap Value Funds Avg./2/          1.23%      7.33%       11.96%
Russell 2500(TM) Index/3/                        -2.53%      1.22%       -2.00%
Russell 2500(TM) Value Index/4/                   1.78%      9.73%       15.05%

SP Small/Mid-Cap Value Portfolio inception date: 09/22/2000.

For the year ended December 31, 2001, the SP Small/Mid-Cap Value Portfolio returned 3.11% versus the 9.73% return of the Russell 2500(TM) Value Index. For comparison purposes, the Russell 2500(TM) Index returned 1.22%.

PERFORMANCE REVIEW

During the 12-month period ended December 31, 2001, the SP Small/Mid-Cap Value Portfolio underperformed its benchmark, but finished in positive territory for the year. Contributing to performance was the Portfolio's underweighting in the industrials and energy sectors. Stock selection in the financials sector was the largest detractor to performance during the period.

While encouraged by early indications of an economic turnaround, the Portfolio is positioned to perform well despite the direction of the economy over the coming months. The Portfolio continues to emphasize companies with strong fundamentals, attractive valuations, and good visibility into their businesses.

The Portfolio is also looking for situations with a fair degree of economic leverage, which should perform well coming out of a recession. As always, the Portfolio is managed to be style-and-sector neutral to the benchmark, and expects a vast majority of the value added to come from stock selection.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                           $11,479                  $11,919
                       SP Small/Mid-Cap         Russell 2500(TM)
                      Value Portfolio/1/         Value Index/4/
Sep/2000                  10,000.00                10,000.00
Dec/2000                  11,132.90                10,861.50
Jun/2001                  11,644.10                11,710.10
Dec/2001                  11,479.10                11,919.40

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Mid-Cap Value Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index

/4/ The Russell 2500(TM) Value Index measures the performance of Russell
    2500(TM) companies with higher price-to-book ratios.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.               Annual Report   December 31, 2001
--------------------------------------------------------------------------------

SP Strategic Partners Focused Growth Portfolio
--------------------------------------------------------------------------------

MANAGED BY

Jennison Associates LLC and Alliance Capital Management L.P.

The SP Strategic Partners Focused Growth Portfolio combines the efforts of two leading growth style equity investment advisers: Jennison Associates and Alliance Capital Management. There are many ways of executing a growth investing strategy, and by combining the results of two advisers, we hope to produce a more consistent return than either adviser would do alone.

PERFORMANCE SUMMARY

                                                              Six                Since
Average Annual Returns                                       Month    1-Year   Inception*
SP Strategic Partners Focused Growth Portfolio (Class I)/1/  -8.31%   -15.32%   -26.64%
Lipper (VIP) Large-Cap Growth Funds Avg./2/                  -8.97%   -22.94%   -28.52%
Russell 1000(R) Growth Index/3/                              -7.21%   -20.42%   -31.26%
S&P 500 Index/4/                                             -5.56%   -11.88%   -15.32%

SP Strategic Partners Focused Growth Portfolio (Class I) inception date:
09/22/2000.

It was a poor year, ended December 31, 2001, for companies aiming at rapid growth. Even the -15.32% return of the SP Strategic Partners Focused Growth Portfolio (Class I) was eight percentage points better than the Lipper (VIP) Large-Cap Growth Funds Average, which is a very large margin for stocks. The Portfolio's worst detractors were concentrated in the technology sector, while healthcare and financial companies were among the positive contributors.

PERFORMANCE REVIEW

Drug stocks performed poorly because of their large gains in 2000 and because of concerns about competition from generic drugs. Nonetheless, the Portfolio's health-care service companies--UnitedHealth Group and Laboratory Corporation of America--were positive contributors. Johnson & Johnson, whose growth comes primarily from its drug business, also did well. It could substantially increase its earnings growth if its introduction of a drug-coated stent (artery structural support) that virtually eliminates reclogging after implantation in coronary arteries is successful.

The Portfolio's top contributors included large computer companies with dominant market positions, including Dell Computer, Applied Materials, and IBM. We also had significant gains on Nortel Networks, Yahoo, and Microsoft.

The Portfolio had positive contributions from the retailer Kohl's, the industrial conglomerate Tyco International, and the food company Pepsico. Financial stocks Goldman Sachs Group, BankOne, and American International Group also made positive contributions.

The Portfolio's worst detractor was Enron, whose bankruptcy, because its large, previously unknown, debt exposure fatally weakened its growing energy trading business, was rapid and unexpected. The airline UAL was hurt by the impact of September 11. The Portfolio's other worst detractors were all large technology or telecommunications companies, including Cisco Systems, Nokia, EMC, JDS Uniphase, and Vodafone Group.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                            $6,735
                         SP Strategic
                       Partners Focused       $8,123
                       Growth Portfolio      S&P 500
                         (Class I)/1/        Index/2/
Sep/2000                  10,000.00         10,000.00
Dec/2000                   7,953.41          9,218.11
Jun/2001                   7,345.48          8,601.15
Dec/2001                   6,735.02          8,123.36

* Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/3/ The Russell 1000(R) Growth Index contains those securities in the Russell 1000(R) Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

Stock Index Portfolio
--------------------------------------------------------------------------------

MANAGED BY

Prudential Investment Management, Inc.

It's been a difficult time for the stocks in the S&P 500 Index. Together with last year's 10% fall, this year marked the Index's largest two-year loss in 27 years. We think that the two-year bear market was largely a correction for the preceding burst of capital investment and the long bull stock market that accompanied it. These things tend to even out over the long run; the Index's return has averaged 12.3% over the half-century since 1950.

PERFORMANCE SUMMARY

                                                          Six
Average Annual Returns                                   Month    1-Year  3-Year   5-Year  10-Year
----------------------                                   ------   ------  ------   ------  -------
Stock Index Portfolio/1/                                   -5.67%   -12.05%  -1.20%  10.47%  12.61%
Lipper (VIP) S&P 500 Index Objective Fds. Avg./2/          -5.76%   -12.22%  -1.35%  10.37%  12.53%
S&P 500 Index/3/                                           -5.56%   -11.88%  -1.03%  10.70%  12.93%

Stock Index Portfolio inception date: 10/19/87.

The Prudential Series Fund Stock Index Portfolio declined 12.05% in 2001, in line with its peer group Lipper Average for the year ended December 31, 2001.

The Standard & Poor's 500 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot invest directly in any index, including the S&P 500 Index.

PERFORMANCE REVIEW

The S&P 500 Index fell in part because the profits of the Index companies in 2001 declined sharply. Some of the largest profit shortfalls were in very large companies. Since the S&P 500 Index is capitalization weighted, these stocks have a greater impact on it than those of smaller companies. The largest 10% of companies in the Index accounted for more than two-thirds of its fall, while the aggregate return of the smallest 40% was positive and helped moderate the decline.

Because the technology sector overall fell 24% in 2001, and thus its market capitalization became smaller, its impact going forward will be somewhat less. In fact, at year-end it had a slightly smaller weighting than financials.

The largest detractions from the Index's return in 2001 came from companies making telecommunications and computer networking equipment. Capital investment continued to be very weak, and consumer spending remained high, so investors favored consumer stocks in industry groups such as leisure time, homebuilding, toys, and household furnishings and appliances.

However, the largest positive contributions to the Index's performance came from individual companies that turned in strong performances regardless of the sector they were in. They included computer manufacturers such as IBM and Dell Computer, as well as retailers such as Wal-Mart Stores and Lowes Companies. Bank of America, Johnson & Johnson, and AT&T also made substantial positive contributions.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                                        $32,577
                                      Lipper (VIP)
                    $32,799             S&P 500             $33,732
                  Stock Index       Index Objective         S&P 500
                  Portfolio/1/       Funds Avg./2/          Index/3/

Dec/1991           10,000.00           10,000.00           10,000.00
Dec/1992           10,713.50           10,723.50           10,760.80
Dec/1993           11,748.80           11,794.00           11,843.00
Dec/1994           11,867.30           11,899.30           11,998.60
Dec/1995           16,266.20           16,268.10           16,502.10
Dec/1996           19,936.70           19,937.40           20,288.50
Dec/1997           26,482.30           26,403.80           27,055.00
Dec/1998           34,009.50           33,885.00           34,792.40
Dec/1999           40,996.10           40,868.30           42,110.30
Dec/2000           37,293.80           37,084.70           38,277.50
Dec/2001           32,798.70           32,576.80           33,731.60

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

Value Portfolio
--------------------------------------------------------------------------------

MANAGED BY

Deutsche Asset Management, Inc.; Jennison Associates LLC; and Victory Capital Management, Inc.

The terrorist attacks of September 11 spurred the addition of both monetary and fiscal stimulus to the economy in very large measure. However, we think that much of the benefit of the economic stimulus package has already been reflected in share prices after the post-September upward bounce. Even if spending rises, few companies have the pricing power to increase their profits to the high levels that many analysts are forecasting. We expect the ensuing disappointments to provide us with good value opportunities in the months ahead.

PERFORMANCE SUMMARY

                                               Six
Average Annual Returns                        Month     1-Year   3-Year   5-Year  10-Year
Value Portfolio (Class I)/1/                  -2.87%    -2.08%    8.40%   11.18%   13.14%
Lipper (VIP) Large-Cap Value Funds Avg./2/    -4.97%    -5.98%    2.63%    8.68%   12.38%
Lipper (VIP) Multi-Cap Value Funds Avg./3/    -2.60%    -0.22%    5.49%    9.81%   11.17%
Russell 1000(R) Value Index/4/                -4.39%    -5.59%    2.74%   11.13%   14.13%
S&P 500 Index/5/                              -5.56%   -11.88%   -1.03%   10.70%   12.93%

Value Portfolio (Class I) inception date: 2/19/88. Although Lipper classifies the Portfolio within the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average is also shown, because the portfolios included in the Large-Cap Value Funds Average are more consistent with the management of the Portfolio.

The Prudential Series Fund Value Portfolio returned -2.08% for the period ended December 31, 2001. This return was more than two percentage points above the -5.98% Lipper (VIP) Large-Cap Value Funds Average.

PERFORMANCE REVIEW

Throughout the year, the Portfolio benefited from its diversification and from its focus on companies that were relatively independent of the pace of economic activity. For example, Tyco performed well because its earnings were supported by noncyclical businesses such as burglar alarms and hospital supplies. The Portfolio's inexpensively purchased technology holdings--including IBM and Dell--contributed substantially to its return.

The Portfolio also benefited from opportunistic purchases it made in the steep September market decline. Investors soon began to look ahead to an economic recovery driving the rapid fourth-quarter rebound. The Portfolio's oil services, media and entertainment, and financial services stocks posted strong gains. XL Capital also benefited from the huge supply/demand imbalance for property and casualty insurance after September 11.

However, energy-related companies, and some financial companies that derive a large part of their income from managing investments, detracted from the Portfolio's return. Enron had special problems because it had been financing purchases of energy assets with high levels of debt. Once questions about its ability to service its debt arose, its energy trading customers took their business elsewhere. Telecommunications and natural resources stocks also detracted from the Portfolio's return.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]
                     $34,379
                 Value Portfolio           $33,732
                  (Class I)/1/         S&P 500 Index/5/

Dec/1991            10,000.00             10,000.00
                    10,132.50              9,932.82
Dec/1992            11,014.00             10,760.80
                    12,730.80             11,284.30
Dec/1993            13,468.30             11,843.00
                    13,329.90             11,442.30
Dec/1994            13,661.80             11,998.60
                    15,590.00             14,420.60
Dec/1995            16,626.90             16,502.10
                    17,799.00             18,167.00
Dec/1996            20,241.20             20,288.50
                    23,777.60             24,467.40
Dec/1997            27,651.10             27,055.00
                    30,387.50             31,849.60
Dec/1998            26,992.30             34,792.40
                    31,924.60             39,094.90
Dec/1999            30,372.80             42,110.30
                    28,759.70             41,930.60
Dec/2000            35,107.90             38,277.50
                    35,395.40             35,715.70
Dec/2001            34,378.70             33,731.70

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

    /1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/,/3/ The Lipper Variable Insurance Products (VIP) Equity Income, Large-Cap
        Value, and Multi-Cap Value Funds Averages are calculated by Lipper, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses, but not product charges.

    /4/ The Russell 1000(R) Value Index contains those securities in the Russell
        1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

    /5/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Annual Report | December 31, 2001
--------------------------------------------------------------------------------

20/20 Focus Portfolio
--------------------------------------------------------------------------------

MANAGED BY

Jennison Associates LLC

As we expected, good investments are more widely and thinly distributed now. In this market, unlike the late 1990s, we don't think that investors will be able to achieve substantial gains by guessing whether value or growth stocks will be favored, or by following a "hot sector". We expect the U.S. economy to resume its growth in mid-2002, but profitability gains are likely to be spotty. Individual stock selection will be more critical than ever. It is an ideal environment for the 20/20 Focus Portfolio, which consists of concentrated portfolios managed by specialists in each style.

PERFORMANCE SUMMARY
                                             Six                        Since
Average Annual Returns                      Month        1-Year       Inception*

20/20 Focus Portfolio (Class I)/1/          -3.53%         -1.01%       4.12%
Lipper (VIP) Multi-Cap Core Funds Avg./2/   -6.40%        -12.94%       0.23%
Lipper (VIP) Large-Cap Core Funds Avg./3/   -6.06%        -13.03%      -4.26%
Russell 1000(R) Index/4/                    -5.81%        -12.45%      -3.88%
S&P 500 Index/5/                            -5.56%        -11.88%      -4.31%

20/20 Focus Portfolio (Class I) inception date: 5/3/99. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large-Cap Core Funds Average is also shown, because the management of the portfolios included in the Large-Cap Core Funds Average are more consistent with the management of the Portfolio.

The 20/20 Focus Portfolio's slight loss in a steeply falling market ranked it among the top performers in its the Lipper peer group, more than 10 percentage points above the Lipper Multi-Cap Core Funds Average, the Lipper Large-Cap Core Funds Average, and the S&P 500 Index. Both value and growth components outperformed their respective benchmarks. The large differences in style performance that characterized the stock market in recent years has disappeared. Both value and growth stocks in the S&P 500 declined about the same amount. Nonetheless, the Portfolio's value holdings posted a significant positive contribution in this falling stock market.

PERFORMANCE REVIEW

The value investing style is based on buying when shares are inexpensive. Well-timed purchases of shares of Federated Department stores and of several media companies resulted in gains for the Portfolio's value holdings. A judicious sale of the long-distance telephone company Global Crossing also resulted in a positive contribution, despite the stock's subsequent tumble. The property/casualty insurer XL Capital benefited from rising insurance prices, and then September 11 favorably shifted the balance of demand and supply. The Portfolio recorded significant gains on the agricultural chemical company Monsanto and the defense company Northrop Grumman.

The Portfolio's growth holdings had substantial gains on three technology companies whose long-term strength had been temporarily forgotten by other investors in the market's move away from the sector. Dell Computer, Microsoft, and IBM stocks rose sharply. Its Johnson & Johnson shares also gained ground. However, the Portfolio suffered significant losses on the telecommunications companies Vodafone, Qwest International, and AT&T. Its telecommunications equipment investments, notably Nokia and JDS Uniphase, also have not yet recovered from the sector's decline. Other large detractors included Liberty Media and the biotechnology company Amgen.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]
                             $11,138
                           20/20 Focus           $8,891
                            Portfolio           S&P 500
                           (Class I)/1/         Index/5/

Apr/1999                    10,000.00          10,000.00
Jun/1999                    10,550.00          10,304.50
Dec/1999                    11,894.50          11,099.30
Jun/2000                    11,239.80          11,052.00
Dec/2000                    11,251.50          10,089.10
Jun/2001                    11,545.30           9,413.83
Dec/2001                    11,137.90           8,890.90

*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, Lehman Brothers, S&P 500 or Russell Indexes since-inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/99. Performance of less than one year is cumulative.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

    /1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/,/3/ The Lipper Variable Insurance Products (VIP) Multi-Cap Core and
        Large-Cap Core Funds Averages are calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

    /4/ The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

    /5/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2001


                                                               Diversified          Diversified
                                                                  Bond              Conservative      Equity
                                                                Portfolio         Growth Portfolio   Portfolio
-----------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a). $1,671,602,480        $209,246,597   $4,562,402,418
  Repurchase agreements (a)..................................             --          13,149,000       54,191,000
  Foreign currency, at value (b).............................            909              24,227           10,316
  Receivable for investments sold............................        653,263           7,868,785       10,596,301
  Interest and dividends receivable..........................     22,036,045           1,604,124        4,793,893
  Receivable for capital stock sold..........................        247,022                  --          128,141
  Receivable for securities lending income...................        175,584                  --               --
  Due from broker -- variation margin........................        234,500              58,947               --
  Unrealized appreciation on forward foreign currency
   contracts.................................................        231,032                  --               --
  Deferred expenses and other assets.........................          9,400               1,405           32,740
-----------------------------------------------------------------------------------------------------------------------
   Total Assets..............................................  1,695,190,235         231,953,085    4,632,154,809
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.......................................         51,213             247,919           13,169
  Payable for investments purchased..........................     97,754,728          24,949,473        9,703,433
  Investments sold short, at value (c).......................             --           2,266,581               --
  Outstanding options written (d)............................             --              34,047               --
  Payable to broker for collateral for securities on loan....    195,290,991                  --               --
  Unrealized depreciation on swaps...........................             --                  --               --
  Securities lending rebate payable..........................        289,453                  --               --
  Payable for capital stock repurchased......................        407,622             113,446        3,524,341
  Unrealized depreciation on forward foreign currency
   contracts.................................................             --              23,595               --
  Management fee payable.....................................        476,321             129,564        1,762,411
  Payable to securities lending agent........................         54,839                  --               --
  Withholding tax payable....................................             --                 351            6,532
  Due to broker -- variation margin..........................             --                  --          216,906
  Accrued expenses and other liabilities.....................        204,971             132,485            8,670
-----------------------------------------------------------------------------------------------------------------------
   Total Liabilities.........................................    294,530,138          27,897,461       15,235,462
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................... $1,400,660,097        $204,055,624   $4,616,919,347
-----------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value........................... $    1,233,231        $    206,382   $    2,253,639
  Paid-in-capital, in excess of par..........................  1,352,558,579         209,558,996    4,921,544,437
-----------------------------------------------------------------------------------------------------------------------
                                                               1,353,791,810         209,765,378    4,923,798,076
  Undistributed net investment income........................     86,757,729             414,462        1,025,572
  Accumulated net realized gain (loss) on investments........    (46,654,152)         (7,883,798)    (219,552,439)
  Net unrealized appreciation (depreciation) on investments
   and foreign currencies....................................      6,764,710           1,759,582      (88,351,862)
-----------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 2001.............................. $1,400,660,097        $204,055,624   $4,616,919,347
-----------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I.................................................... $1,400,660,097        $204,055,624   $4,615,859,550
  Class II...................................................             --                  --        1,059,797
-----------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (e)................................................    123,323,135          20,638,248      225,312,179
  Class II (f)...............................................             --                  --           51,726
-----------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.................................................... $        11.36        $       9.89   $        20.49
  Class II...................................................             --                  --            20.49
-----------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments (g)...................... $1,664,335,386        $220,583,655   $4,705,272,134
(b)  Identified cost of foreign currency..................... $          916        $     24,429   $       10,364
(c)  Proceeds received from short sales...................... $           --        $  2,299,688   $           --
(d)  Premium received from options written................... $           --        $     34,512   $           --
(e)  Class I authorized shares...............................    340,000,000         140,000,000      590,000,000
(f)  Class II authorized shares..............................     10,000,000          10,000,000       10,000,000
(g)  Including collateral for securities on a loan of........ $  195,290,991        $         --   $           --

                                                                                   High Yield
                                                                 Global               Bond
                                                                Portfolio          Portfolio
------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a). $  900,738,258      $ 748,705,556
  Repurchase agreements (a)..................................             --                 --
  Foreign currency, at value (b).............................     41,576,385                 --
  Receivable for investments sold............................     12,901,136            243,675
  Interest and dividends receivable..........................        334,436         13,406,883
  Receivable for capital stock sold..........................        248,685             38,923
  Receivable for securities lending income...................          7,024                 --
  Due from broker -- variation margin........................             --                 --
  Unrealized appreciation on forward foreign currency
   contracts.................................................         66,059                 --
  Deferred expenses and other assets.........................          6,338              4,276
------------------------------------------------------------------------------------------------
   Total Assets..............................................    955,878,321        762,399,313
------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.......................................             --                 --
  Payable for investments purchased..........................      3,107,329          2,231,822
  Investments sold short, at value (c).......................             --                 --
  Outstanding options written (d)............................             --                 --
  Payable to broker for collateral for securities on loan....     63,291,209        101,845,506
  Unrealized depreciation on swaps...........................        585,579                 --
  Securities lending rebate payable..........................         64,593            124,781
  Payable for capital stock repurchased......................      2,828,347          1,528,577
  Unrealized depreciation on forward foreign currency
   contracts.................................................         63,758                 --
  Management fee payable.....................................        547,539            272,767
  Payable to securities lending agent........................         18,625            433,917
  Withholding tax payable....................................         13,052                 --
  Due to broker -- variation margin..........................             --                 --
  Accrued expenses and other liabilities.....................        336,296            152,254
------------------------------------------------------------------------------------------------
   Total Liabilities.........................................     70,856,327    106,589,624
------------------------------------------------------------------------------------------------
NET ASSETS................................................... $  885,021,994      $ 655,809,689
------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value........................... $      578,961      $   1,214,274
  Paid-in-capital, in excess of par..........................  1,028,622,036        930,150,466
------------------------------------------------------------------------------------------------
                                                               1,029,200,997        931,364,740
  Undistributed net investment income........................      7,500,118         71,928,838
  Accumulated net realized gain (loss) on investments........   (135,529,228)      (209,702,037)
  Net unrealized appreciation (depreciation) on investments
   and foreign currencies....................................    (16,149,893)      (137,781,852)
------------------------------------------------------------------------------------------------
  Net assets, December 31, 2001.............................. $  885,021,994      $ 655,809,689
------------------------------------------------------------------------------------------------
Net assets consist of
  Class I.................................................... $  885,021,994      $ 655,809,689
  Class II...................................................             --                 --
------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (e)................................................     57,896,077        121,427,447
  Class II (f)...............................................             --                 --
------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.................................................... $        15.29      $        5.40
  Class II...................................................             --                 --
------------------------------------------------------------------------------------------------
(a)  Identified cost of investments (g)...................... $  916,201,221      $ 886,487,408
(b)  Identified cost of foreign currency..................... $   41,719,385      $          --
(c)  Proceeds received from short sales...................... $           --      $          --
(d)  Premium received from options written................... $           --      $          --
(e)  Class I authorized shares...............................    140,000,000        390,000,000
(f)  Class II authorized shares..............................     10,000,000         10,000,000
(g)  Including collateral for securities on a loan of........ $   63,291,209      $ 101,845,506

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2001


                                                                                                                SP Aggressive
                                                                     Money        Prudential         Small      Growth Asset
                                                                    Market         Jennison     Capitalization   Allocation
                                                                   Portfolio      Portfolio     Stock Portfolio   Portfolio
------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a).... $1,566,177,485 $2,250,701,989   $653,260,523    $ 7,471,422
  Repurchase agreements (a).....................................             --             --     24,859,000             --
  Cash..........................................................            952             --            503             --
  Receivable for investments sold...............................             --     25,110,098             --             --
  Interest and dividends receivable.............................      7,035,298      2,021,312        368,497             --
  Receivable for capital stock sold.............................      6,897,742        613,700         40,904        102,708
  Receivable for securities lending income......................             --            278          4,000             --
  Due from manager..............................................             --             --             --             --
  Deferred expenses and other assets............................         10,056         15,205          3,868             14
------------------------------------------------------------------------------------------------------------------------------
   Total Assets.................................................  1,580,121,533  2,278,462,582    678,537,295      7,574,144
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased.............................     75,000,000     24,426,400             --        102,687
  Payable to broker for collateral for securities on loan.......             --      1,013,168     66,194,439             --
  Securities lending rebate payable.............................             --             --         90,512             --
  Payable for capital stock repurchased.........................      2,564,578      4,786,401        519,344             20
  Management fee payable........................................        518,422      1,141,282        203,184            292
  Payable to securities lending agent...........................             --             70         13,784             --
  Distribution fee payable......................................             --         11,502             --             --
  Administration fee payable....................................             --          6,901             --             --
  Withholding tax payable.......................................             --         15,991             --             --
  Due to broker -- variation margin.............................             --             --        255,082             --
  Accrued expenses and other liabilities........................        185,512        625,308        168,110             --
------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities............................................     78,268,512     32,027,023     67,444,455        102,999
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS...................................................... $1,501,853,021 $2,246,435,559   $611,092,840    $ 7,471,145
------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.............................. $    1,501,853 $    1,210,053   $    394,728    $     9,856
  Paid-in-capital, in excess of par.............................  1,500,351,168  2,919,820,946    565,644,900      8,090,731
------------------------------------------------------------------------------------------------------------------------------
                                                                  1,501,853,021  2,921,030,999    566,039,628      8,100,587
  Undistributed (Overdistribution of) net investment income.....             --        216,889      2,983,498             --
  Accumulated net realized gain (loss) on investments...........             --   (670,355,074)     4,330,285       (411,404)
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies...........................................             --     (4,457,255)    37,739,429       (218,038)
------------------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 2001................................. $1,501,853,021 $2,246,435,559   $611,092,840    $ 7,471,145
------------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I....................................................... $1,501,853,021 $2,186,856,553   $611,092,840    $ 7,471,145
  Class II......................................................             --     59,579,006             --             --
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (b)...................................................    150,185,302    117,775,850     39,472,778        985,650
  Class II (c)..................................................             --      3,229,430             --             --
------------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I....................................................... $        10.00 $        18.57   $      15.48    $      7.58
  Class II......................................................             --          18.45             --             --
------------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments (d)......................... $1,566,177,485 $2,255,159,244   $641,116,669    $ 7,689,460
(b)  Class I authorized shares..................................    340,000,000    240,000,000    140,000,000     80,000,000
(c)  Class II authorized shares.................................     10,000,000     20,000,000     10,000,000     20,000,000
(d)  Including collateral for securities on a loan of........... $           -- $    1,013,168   $ 66,194,439    $        --

                                                                 SP Alliance
                                                                 Technology
                                                                  Portfolio
-----------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a).... $ 7,236,623
  Repurchase agreements (a).....................................     587,000
  Cash..........................................................         418
  Receivable for investments sold...............................       1,053
  Interest and dividends receivable.............................         849
  Receivable for capital stock sold.............................       6,180
  Receivable for securities lending income......................          --
  Due from manager..............................................       7,622
  Deferred expenses and other assets............................          34
-----------------------------------------------------------------------------
   Total Assets.................................................   7,839,779
-----------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased.............................     131,489
  Payable to broker for collateral for securities on loan.......          --
  Securities lending rebate payable.............................          --
  Payable for capital stock repurchased.........................       2,207
  Management fee payable........................................          --
  Payable to securities lending agent...........................          --
  Distribution fee payable......................................          --
  Administration fee payable....................................          --
  Withholding tax payable.......................................          72
  Due to broker -- variation margin.............................          --
  Accrued expenses and other liabilities........................      32,701
-----------------------------------------------------------------------------
   Total Liabilities............................................     166,469
-----------------------------------------------------------------------------
NET ASSETS...................................................... $ 7,673,310
-----------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.............................. $    13,442
  Paid-in-capital, in excess of par.............................  10,348,348
-----------------------------------------------------------------------------
                                                                  10,361,790
  Undistributed (Overdistribution of) net investment income.....         (72)
  Accumulated net realized gain (loss) on investments...........  (1,832,695)
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies...........................................    (855,713)
-----------------------------------------------------------------------------
  Net assets, December 31, 2001................................. $ 7,673,310
-----------------------------------------------------------------------------
Net assets consist of
  Class I....................................................... $ 7,673,310
  Class II......................................................          --
-----------------------------------------------------------------------------
Shares Outstanding
  Class I (b)...................................................   1,344,211
  Class II (c)..................................................          --
-----------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I....................................................... $      5.71
  Class II......................................................          --
-----------------------------------------------------------------------------
(a)  Identified cost of investments (d)......................... $ 8,679,336
(b)  Class I authorized shares..................................  80,000,000
(c)  Class II authorized shares.................................  20,000,000
(d)  Including collateral for securities on a loan of........... $        --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2001


                                                                                                                     SP INVESCO
                                                                   SP Balanced    SP Conservative     SP Growth     Small Company
                                                                 Asset Allocation Asset Allocation Asset Allocation    Growth
                                                                    Portfolio        Portfolio        Portfolio       Portfolio
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)....   $66,135,885      $47,936,687      $46,837,900     $ 7,206,955
  Repurchase agreements (a).....................................            --               --               --       1,463,000
  Cash..........................................................            --               --               --             631
  Foreign currency, at value (b)................................            --               --               --              --
  Receivable for investments sold...............................            --               --               --          17,854
  Interest and dividends receivable.............................            --               --               --             852
  Receivable for capital stock sold.............................       646,219          660,105          384,637          10,207
  Due from manager..............................................            --               --               --           8,267
  Deferred expenses and other assets............................            78               52               73              45
----------------------------------------------------------------------------------------------------------------------------------
   Total Assets.................................................    66,782,182       48,596,844       47,222,610       8,707,811
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased.............................       645,530          656,144          383,505         240,824
  Payable for capital stock repurchased.........................           689            3,961            1,132           5,006
  Management fee payable........................................         2,526            1,836            1,844              --
  Distribution fee payable......................................            --               --               --              --
  Administration fee payable....................................            --               --               --              --
  Withholding tax payable.......................................            --               --               --              --
  Accrued expenses and other liabilities........................            --               --               --          31,332
----------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities............................................       648,745          661,941          386,481         277,162
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS......................................................   $66,133,437      $47,934,903      $46,836,129     $ 8,430,649
----------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value..............................   $    73,347      $    49,042      $    56,614     $    12,155
  Paid-in-capital, in excess of par.............................    66,856,651       47,708,556       48,119,068      10,177,609
----------------------------------------------------------------------------------------------------------------------------------
                                                                    66,929,998       47,757,598       48,175,682      10,189,764
  Undistributed (Overdistribution of) net investment income.....            --          217,498               --              --
  Accumulated net realized gain (loss) on investments...........      (531,469)         (87,639)        (812,350)     (2,229,324)
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies...........................................      (265,092)          47,446         (527,203)        470,209
----------------------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 2001.................................   $66,133,437      $47,934,903      $46,836,129     $ 8,430,649
----------------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I.......................................................   $66,133,437      $47,934,903      $46,836,129     $ 8,430,649
  Class II......................................................            --               --               --              --
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)...................................................     7,334,659        4,904,166        5,661,393       1,215,586
  Class II (d)..................................................            --               --               --              --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.......................................................   $      9.02      $      9.77      $      8.27     $      6.94
  Class II......................................................            --               --               --              --
----------------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments.............................   $66,400,977      $47,889,241      $47,365,103     $ 8,199,746
(b)  Identified cost of foreign currency........................   $        --      $        --      $        --     $        --
(c)  Class I authorized shares..................................    80,000,000       80,000,000       80,000,000      80,000,000
(d)  Class II authorized shares.................................    20,000,000       20,000,000       20,000,000      20,000,000

                                                                  SP Jennison
                                                                 International
                                                                    Growth
                                                                   Portfolio
------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)....  $36,077,554
  Repurchase agreements (a).....................................           --
  Cash..........................................................           --
  Foreign currency, at value (b)................................           13
  Receivable for investments sold...............................      156,028
  Interest and dividends receivable.............................       12,902
  Receivable for capital stock sold.............................      318,352
  Due from manager..............................................           --
  Deferred expenses and other assets............................          147
------------------------------------------------------------------------------
   Total Assets.................................................   36,564,996
------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased.............................       72,390
  Payable for capital stock repurchased.........................    1,655,744
  Management fee payable........................................        2,821
  Distribution fee payable......................................        3,066
  Administration fee payable....................................        1,840
  Withholding tax payable.......................................          425
  Accrued expenses and other liabilities........................       17,060
------------------------------------------------------------------------------
   Total Liabilities............................................    1,753,346
------------------------------------------------------------------------------
NET ASSETS......................................................  $34,811,650
------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value..............................  $    63,947
  Paid-in-capital, in excess of par.............................   41,761,118
------------------------------------------------------------------------------
                                                                   41,825,065
  Undistributed (Overdistribution of) net investment income.....      (15,405)
  Accumulated net realized gain (loss) on investments...........   (5,659,047)
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies...........................................   (1,338,963)
------------------------------------------------------------------------------
  Net assets, December 31, 2001.................................  $34,811,650
------------------------------------------------------------------------------
Net assets consist of
  Class I.......................................................  $19,917,773
  Class II......................................................   14,893,877
------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)...................................................    3,653,452
  Class II (d)..................................................    2,741,204
------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.......................................................  $      5.45
  Class II......................................................         5.43
------------------------------------------------------------------------------
(a)  Identified cost of investments.............................  $37,417,130
(b)  Identified cost of foreign currency........................  $        13
(c)  Class I authorized shares..................................   80,000,000
(d)  Class II authorized shares.................................   20,000,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2001


                                                                                 SP MFS
                                                                  SP Large       Capital        SP MFS       SP PIMCO
                                                                  Cap Value   Opportunities Mid-Cap Growth Total Return
                                                                  Portfolio     Portfolio     Portfolio     Portfolio
-------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a).... $22,981,205   $ 7,699,396   $14,746,494   $139,777,091
  Repurchase agreements (a).....................................   2,034,000     1,321,000     1,874,000     43,000,000
  Cash..........................................................         747            --           427          6,218
  Foreign currency, at value (b)................................          --           196            --         45,087
  Interest and dividends receivable.............................      17,070         5,703         1,478      1,810,085
  Receivable for capital stock sold.............................      82,404        18,809        70,623      1,210,880
  Due from manager..............................................       3,964         8,654         4,694             --
  Due from broker -- variation margin...........................          --            --            --        142,691
  Unrealized appreciation on swaps..............................          --            --            --        212,085
  Deferred expenses and other assets............................          80            39            64            429
-------------------------------------------------------------------------------------------------------------------------
   Total Assets.................................................  25,119,470     9,109,718    16,719,112    205,450,828
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..........................................          --       385,551            --             --
  Payable for investments purchased.............................   1,348,898       488,097       467,751     53,834,107
  Investments sold short, at value (c)..........................          --            --            --      3,843,333
  Outstanding options written (d)...............................          --            --            --         62,628
  Unrealized depreciation on swaps..............................          --            --            --        251,522
  Payable for capital stock repurchased.........................         103           153       329,306            467
  Unrealized depreciation on forward foreign currency contracts.          --            --            --         31,641
  Management fee payable........................................          --            --            --        100,954
  Distribution fee payable......................................          --            --            --             --
  Administration fee payable....................................          --            --            --             --
  Withholding tax payable.......................................          --           101            --             --
  Due to broker -- variation margin.............................       7,090            --            --             --
  Accrued expenses and other liabilities........................      29,840        33,687        33,079        351,803
-------------------------------------------------------------------------------------------------------------------------
   Total Liabilities............................................   1,385,931       907,589       830,136     58,476,455
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS...................................................... $23,733,539   $ 8,202,129   $15,888,976   $146,974,373
-------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.............................. $    25,135   $    11,708   $    20,843   $    137,304
  Paid-in-capital, in excess of par.............................  24,163,150     9,913,805    17,631,883    148,000,685
-------------------------------------------------------------------------------------------------------------------------
                                                                  24,188,285     9,925,513    17,652,726    148,137,989
  Undistributed (Overdistribution of) net investment income.....          (7)         (101)           --         73,473
  Accumulated net realized gain (loss) on investments...........    (661,015)   (1,667,422)     (544,573)      (939,159)
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies...........................................     206,276       (55,861)   (1,219,177)      (297,930)
-------------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 2001................................. $23,733,539   $ 8,202,129   $15,888,976   $146,974,373
-------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I....................................................... $23,733,539   $ 8,202,129   $15,888,976   $146,974,373
  Class II......................................................          --            --            --             --
-------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (e)...................................................   2,513,468     1,170,815     2,084,311     13,730,429
  Class II (f)..................................................          --            --            --             --
-------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I....................................................... $      9.44   $      7.01   $      7.62   $      10.70
  Class II......................................................          --            --            --             --
-------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments............................. $24,816,326   $ 9,076,270   $17,839,671   $182,966,887
(b)  Identified cost of foreign currency........................ $        --   $       196   $        --   $     44,906
(c)  Proceeds received from short sales......................... $        --   $        --   $        --   $  3,899,471
(d)  Premium received from options written...................... $        --   $        --   $        --   $     67,303
(e)  Class I authorized shares..................................  80,000,000    80,000,000    80,000,000     80,000,000
(f)  Class II authorized shares.................................  20,000,000    20,000,000    20,000,000     20,000,000

                                                                  SP Prudential
                                                                  U.S. Emerging
                                                                 Growth Portfolio
---------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)....   $32,634,249
  Repurchase agreements (a).....................................            --
  Cash..........................................................            --
  Foreign currency, at value (b)................................            --
  Interest and dividends receivable.............................         2,123
  Receivable for capital stock sold.............................       224,252
  Due from manager..............................................            --
  Due from broker -- variation margin...........................            --
  Unrealized appreciation on swaps..............................            --
  Deferred expenses and other assets............................           103
---------------------------------------------------------------------------------
   Total Assets.................................................    33,229,976
---------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..........................................           719
  Payable for investments purchased.............................     1,831,153
  Investments sold short, at value (c)..........................            --
  Outstanding options written (d)...............................            --
  Unrealized depreciation on swaps..............................            --
  Payable for capital stock repurchased.........................            34
  Unrealized depreciation on forward foreign currency contracts.            --
  Management fee payable........................................         8,867
  Distribution fee payable......................................            35
  Administration fee payable....................................            21
  Withholding tax payable.......................................            --
  Due to broker -- variation margin.............................            --
  Accrued expenses and other liabilities........................        28,046
---------------------------------------------------------------------------------
   Total Liabilities............................................     1,868,875
---------------------------------------------------------------------------------
NET ASSETS......................................................   $31,361,101
---------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value..............................   $    45,538
  Paid-in-capital, in excess of par.............................    33,165,556
---------------------------------------------------------------------------------
                                                                    33,211,094
  Undistributed (Overdistribution of) net investment income.....            --
  Accumulated net realized gain (loss) on investments...........    (3,311,034)
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies...........................................     1,461,041
---------------------------------------------------------------------------------
  Net assets, December 31, 2001.................................   $31,361,101
---------------------------------------------------------------------------------
Net assets consist of
  Class I.......................................................   $31,175,598
  Class II......................................................       185,503
---------------------------------------------------------------------------------
Shares Outstanding
  Class I (e)...................................................     4,526,806
  Class II (f)..................................................        26,982
---------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.......................................................   $      6.89
  Class II......................................................          6.88
---------------------------------------------------------------------------------
(a)  Identified cost of investments.............................   $31,173,208
(b)  Identified cost of foreign currency........................   $        --
(c)  Proceeds received from short sales.........................   $        --
(d)  Premium received from options written......................   $        --
(e)  Class I authorized shares..................................    80,000,000
(f)  Class II authorized shares.................................    20,000,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2001


                                                                 SP Small/Mid   SP Strategic
                                                                  Cap Value   Partners Focused  Stock Index       Value
                                                                  Portfolio   Growth Portfolio   Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a).... $45,345,786    $ 9,568,823    $3,871,499,701 $1,905,080,318
  Repurchase agreements (a).....................................   4,918,000        380,000                --     10,342,000
  Cash..........................................................         156          1,381            55,916         84,234
  Receivable for investments sold...............................     532,978         11,181         1,280,842     26,967,680
  Interest and dividends receivable.............................      45,152          5,580         3,380,531      2,334,790
  Receivable for capital stock sold.............................     278,118         24,779         1,656,175      4,228,324
  Receivable for securities lending income......................          --             --                --             --
  Due from manager..............................................          --         20,299                --             --
  Deferred expenses and other assets............................         152             56            23,585         12,404
------------------------------------------------------------------------------------------------------------------------------
   Total Assets.................................................  51,120,342     10,012,099     3,877,896,750  1,949,049,750
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..........................................          --             --                --             --
  Payable for investments purchased.............................   3,607,476        335,882         4,565,768     24,559,078
  Payable to broker for collateral for securities on loan.......          --             --       473,923,763    119,684,054
  Securities lending rebate payable.............................          --             --           699,064        188,958
  Payable for capital stock repurchased.........................         178            137         1,993,044      1,389,601
  Management fee payable........................................      33,669             --         1,006,645        259,700
  Payable to securities lending agent...........................          --             --           107,972        155,663
  Distribution fee payable......................................          --            393                --            207
  Administration fee payable....................................          --            236                --            124
  Withholding tax payable.......................................          58             96                --          3,473
  Due to broker -- variation margin.............................      16,975             --           618,625             --
  Accrued expenses and other liabilities........................      12,364         35,442           892,574        341,659
------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities............................................   3,670,720        372,186       483,807,455    146,582,517
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS...................................................... $47,449,622    $ 9,639,913    $3,394,089,295 $1,802,467,233
------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.............................. $    41,757    $    14,345    $    1,072,606 $    1,006,131
  Paid-in-capital, in excess of par.............................  45,408,900     12,266,606     2,420,574,407  1,718,491,461
------------------------------------------------------------------------------------------------------------------------------
                                                                  45,450,657     12,280,951     2,421,647,013  1,719,497,592
  Undistributed (Overdistribution of) net investment income.....          (9)           (96)          924,639        238,953
  Accumulated net realized gain (loss) on investments...........    (517,231)    (2,744,540)       22,739,645     (4,426,787)
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies...........................................   2,516,205        103,598       948,777,998     87,157,475
------------------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 2001................................. $47,449,622    $ 9,639,913    $3,394,089,295 $1,802,467,233
------------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I....................................................... $47,449,622    $ 7,667,733    $3,394,089,295 $1,801,362,628
  Class II......................................................          --      1,972,180                --      1,104,605
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (b)...................................................   4,175,734      1,140,039       107,260,616    100,551,383
  Class II (c)..................................................          --        294,416                --         61,680
------------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I....................................................... $     11.36    $      6.73    $        31.64 $        17.91
  Class II......................................................          --           6.70                --          17.91
------------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments (d)......................... $47,774,564    $ 9,845,225    $2,923,388,233 $1,828,264,749
(b)  Class I authorized shares..................................  80,000,000     80,000,000       340,000,000    340,000,000
(c)  Class II authorized shares.................................  20,000,000     20,000,000        10,000,000     10,000,000
(d)  Including collateral for securities on a loan of........... $        --    $        --    $  473,923,763 $  119,684,054

                                                                 20/20 Focus
                                                                  Portfolio
------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a).... $ 90,759,499
  Repurchase agreements (a).....................................           --
  Cash..........................................................           --
  Receivable for investments sold...............................      183,404
  Interest and dividends receivable.............................       86,485
  Receivable for capital stock sold.............................        9,052
  Receivable for securities lending income......................           --
  Due from manager..............................................           --
  Deferred expenses and other assets............................          605
------------------------------------------------------------------------------
   Total Assets.................................................   91,039,045
------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian..........................................          397
  Payable for investments purchased.............................    1,112,345
  Payable to broker for collateral for securities on loan.......           --
  Securities lending rebate payable.............................           --
  Payable for capital stock repurchased.........................          859
  Management fee payable........................................       56,953
  Payable to securities lending agent...........................           --
  Distribution fee payable......................................          423
  Administration fee payable....................................          254
  Withholding tax payable.......................................           --
  Due to broker -- variation margin.............................           --
  Accrued expenses and other liabilities........................       41,820
------------------------------------------------------------------------------
   Total Liabilities............................................    1,213,051
------------------------------------------------------------------------------
NET ASSETS...................................................... $ 89,825,994
------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value.............................. $     84,313
  Paid-in-capital, in excess of par.............................   91,170,296
------------------------------------------------------------------------------
                                                                   91,254,609
  Undistributed (Overdistribution of) net investment income.....       15,465
  Accumulated net realized gain (loss) on investments...........   (6,949,497)
  Net unrealized appreciation (depreciation) on investments and
   foreign currencies...........................................    5,505,417
------------------------------------------------------------------------------
  Net assets, December 31, 2001................................. $ 89,825,994
------------------------------------------------------------------------------
Net assets consist of
  Class I....................................................... $ 87,778,763
  Class II......................................................    2,047,231
------------------------------------------------------------------------------
Shares Outstanding
  Class I (b)...................................................    8,238,627
  Class II (c)..................................................      192,673
------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I....................................................... $      10.65
  Class II......................................................        10.63
------------------------------------------------------------------------------
(a)  Identified cost of investments (d)......................... $ 85,254,082
(b)  Class I authorized shares..................................  140,000,000
(c)  Class II authorized shares.................................   10,000,000
(d)  Including collateral for securities on a loan of........... $         --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A5

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                           STATEMENTS OF OPERATIONS
                         Year Ended December 31, 2001


                                                 Diversified
                                    Diversified  Conservative                                   High
                                       Bond         Growth       Equity         Global       Yield Bond
                                     Portfolio    Portfolio     Portfolio      Portfolio     Portfolio
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends (a)..................... $   115,994  $   960,685  $  58,928,972  $   9,930,273  $  4,040,531
 Interest..........................  91,771,693    9,678,548      7,346,334      3,498,620    71,591,317
 Income from securities loaned, net   1,037,445           --             --        638,754       276,574
---------------------------------------------------------------------------------------------------------
                                     92,925,132   10,639,233     66,275,306     14,067,647    75,908,422
---------------------------------------------------------------------------------------------------------
EXPENSES
 Management fee....................   5,474,417    1,560,790     22,502,584      7,453,258     3,620,319
 Distribution fee -- Class II......          --           --          3,302             --            --
 Administration fee -- Class II....          --           --          1,981             --            --
 Custodian's fees and expenses.....     178,000      303,000        374,000        510,000       165,000
 Shareholders' reports.............     280,000       48,000      1,135,000        265,000       150,000
 Directors' fees...................      24,000       20,000         36,000         12,000        18,000
 Audit fee.........................      27,000       10,000        118,000         25,000        14,000
 Legal fees and expenses...........       7,000        4,000         14,000          5,000        10,000
 Commitment fee on syndicated
   credit agreement................      16,000        2,000         70,000         12,000         9,000
 Transfer agent's fees and expenses       8,000        1,100          7,000          8,000         7,000
 Miscellaneous.....................      12,377       15,554         49,318         14,249         6,290
---------------------------------------------------------------------------------------------------------
   Total expenses..................   6,026,794    1,964,444     24,311,185      8,304,507     3,999,609
 Less: custodian fee credit........     (42,844)     (12,704)       (31,327)       (26,656)      (20,027)
---------------------------------------------------------------------------------------------------------
   Net expenses....................   5,983,950    1,951,740     24,279,858      8,277,851     3,979,582
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).......  86,941,182    8,687,493     41,995,448      5,789,796    71,928,840
---------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
(LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCIES
 Net realized gain (loss) on:
   Investments.....................  (7,433,359)  (7,233,558)  (192,872,406)   (97,633,569)  (87,638,249)
   Options written.................          --       51,076     (1,235,796)            --            --
   Futures.........................   6,616,707      860,210     (4,186,189)            --            --
   Foreign currencies..............  (2,436,339)    (345,381)          (841)     1,994,808            --
   Interest rate swaps.............          --         (235)            --    (28,152,966)           --
---------------------------------------------------------------------------------------------------------
                                     (3,252,991)  (6,667,888)  (198,295,232)  (123,791,727)  (87,638,249)
---------------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation) on:
   Investments.....................   7,316,593     (177,722)  (465,290,358)   (81,282,481)   12,117,544
   Options written.................          --       13,325             --             --            --
   Futures.........................  (2,306,000)     (74,670)       331,900             --            --
   Foreign currencies..............     223,147      624,875           (838)    (2,785,493)           --
   Interest rate swaps.............          --        6,722             --      1,799,381            --
   Short sales.....................          --       80,453             --             --            --
---------------------------------------------------------------------------------------------------------
                                      5,233,740      472,983   (464,959,296)   (82,268,593)   12,117,544
---------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES.................   1,980,749   (6,194,905)  (663,254,528)  (206,060,320)  (75,520,705)
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETSRESULTING FROM OPERATIONS.... $88,921,931  $ 2,492,588  $(621,259,080) $(200,270,524) $ (3,591,865)
---------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding
     taxes of...................... $        --  $     8,766  $   1,441,997  $     691,065  $         --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                           STATEMENTS OF OPERATIONS
                         Year Ended December 31, 2001


                                                                                                        SP Aggressive
                                                               Money      Prudential         Small      Growth Asset
                                                              Market       Jennison     Capitalization   Allocation
                                                             Portfolio    Portfolio     Stock Portfolio   Portfolio
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................ $        --  $  17,605,950    $ 4,118,338     $  17,986
  Interest.................................................  61,420,223      2,156,870      1,276,660            --
  Income from securities loaned, net.......................          --         44,353        316,045            --
----------------------------------------------------------------------------------------------------------------------
                                                             61,420,223     19,807,173      5,711,043        17,986
----------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...........................................   5,724,358     14,493,502      2,288,252         2,072
  Distribution fee -- Class II.............................          --         73,255             --            --
  Administration fee -- Class II...........................          --         43,953             --            --
  Custodian's fees and expenses............................      91,000        203,000        183,000            --
  Shareholders' reports....................................     275,000        650,000        135,000            --
  Directors' fees..........................................      14,000         25,000         14,000            --
  Audit fee................................................      26,000         70,000         11,000            --
  Amoritization of offering costs..........................          --             --             --            --
  Legal fees and expenses..................................       5,000         13,000          7,000            --
  Commitment fee on syndicated credit agreement............          --         47,000          7,000            --
  Transfer agent's fees and expenses.......................       8,000         10,000          5,000            --
  Miscellaneous............................................      10,957          9,995         89,414            --
----------------------------------------------------------------------------------------------------------------------
   Total expenses..........................................   6,154,315     15,638,705      2,739,666         2,072
  Less: custodian fee credit...............................     (18,083)       (54,496)       (12,122)           --
     expense subsidy.......................................          --             --             --            --
----------------------------------------------------------------------------------------------------------------------
   Net expenses............................................   6,136,232     15,584,209      2,727,544         2,072
----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................  55,283,991      4,222,964      2,983,499        15,914
----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................   1,134,766   (649,705,913)     8,978,256      (411,404)
   Futures.................................................          --             --     (2,043,436)           --
----------------------------------------------------------------------------------------------------------------------
                                                              1,134,766   (649,705,913)     6,934,820      (411,404)
----------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................          --    113,723,602     21,092,292      (162,831)
   Futures.................................................          --             --       (204,275)           --
----------------------------------------------------------------------------------------------------------------------
                                                                     --    113,723,602     20,888,017      (162,831)
----------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES.................................................   1,134,766   (535,982,311)    27,822,837      (574,235)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS................................................. $56,418,757  $(531,759,347)   $30,806,336     $(558,321)
----------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of................... $        --  $     143,297    $     2,141     $      --

                                                            SP Alliance
                                                            Technology
                                                             Portfolio
------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)............................................ $     5,191
  Interest.................................................      31,798
  Income from securities loaned, net.......................          --
------------------------------------------------------------------------
                                                                 36,989
------------------------------------------------------------------------
EXPENSES
  Management fee...........................................      69,141
  Distribution fee -- Class II.............................          --
  Administration fee -- Class II...........................          --
  Custodian's fees and expenses............................      83,200
  Shareholders' reports....................................       5,500
  Directors' fees..........................................      12,000
  Audit fee................................................      10,000
  Amoritization of offering costs..........................       5,757
  Legal fees and expenses..................................       1,700
  Commitment fee on syndicated credit agreement............          --
  Transfer agent's fees and expenses.......................       1,500
  Miscellaneous............................................       1,234
------------------------------------------------------------------------
   Total expenses..........................................     190,032
  Less: custodian fee credit...............................        (910)
     expense subsidy.......................................    (111,859)
------------------------------------------------------------------------
   Net expenses............................................      77,263
------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...............................     (40,274)
------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................  (1,494,542)
   Futures.................................................          --
------------------------------------------------------------------------
                                                             (1,494,542)
------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................     (77,523)
   Futures.................................................          --
------------------------------------------------------------------------
                                                                (77,523)
------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES.................................................  (1,572,065)
------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS................................................. $(1,612,339)
------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of................... $       517

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A7

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                           STATEMENTS OF OPERATIONS
                         Year Ended December 31, 2001


                                                                                        SP INVESCO    SP Jennison
                                      SP Balanced    SP Conservative     SP Growth     Small Company International
                                    Asset Allocation Asset Allocation Asset Allocation    Growth        Growth
                                       Portfolio        Portfolio        Portfolio       Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends (a).....................    $ 804,559         $835,685       $   363,939     $    12,929   $   148,616
 Interest..........................           --               --                --          44,363       159,279
------------------------------------------------------------------------------------------------------------------
                                         804,559          835,685           363,939          57,292       307,895
------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fee....................       12,196            8,730            10,362          62,981       180,080
 Distribution fee -- Class II......           --               --                --              --        23,400
 Administration fee -- Class II....           --               --                --              --        14,040
 Custodian's fees and expenses.....           --               --                --          88,200       176,000
 Shareholders' reports.............           --               --                --           4,700         2,200
 Directors' fees...................           --               --                --          12,000         7,200
 Audit fee.........................           --               --                --          10,000        12,000
 Amortization of offering costs....           --               --                --           5,200        10,000
 Legal fees and expenses...........           --               --                --           2,000         1,500
 Transfer agent's fees and expenses           --               --                --           2,000         4,000
 Miscellaneous.....................           --               --                --           1,247         1,074
------------------------------------------------------------------------------------------------------------------
   Total expenses..................       12,196            8,730            10,362         188,328       431,494
 Less: custodian fee credit........           --               --                --            (166)      (26,191)
     expense subsidy...............           --               --                --        (112,076)     (131,350)
------------------------------------------------------------------------------------------------------------------
   Net expenses....................       12,196            8,730            10,362          76,086       273,953
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).......      792,363          826,955           353,577         (18,794)       33,942
------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
(LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCIES
 Net realized gain (loss) on:
   Investments.....................     (419,875)         (55,223)         (776,331)     (1,737,031)   (5,523,742)
   Foreign currencies..............           --               --                --              --       (72,509)
------------------------------------------------------------------------------------------------------------------
                                        (419,875)         (55,223)         (776,331)     (1,737,031)   (5,596,251)
------------------------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation) on:
   Investments.....................     (249,599)          52,972          (486,929)        842,626      (555,388)
   Foreign currencies..............           --               --                --              --           879
------------------------------------------------------------------------------------------------------------------
                                        (249,599)          52,972          (486,929)        842,626      (554,509)
------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND
FOREIGNCURRENCIES..................     (669,474)          (2,251)       (1,263,260)       (894,405)   (6,150,760)
------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETSRESULTING FROM OPERATIONS....    $ 122,889         $824,704       $  (909,683)    $  (913,199)  $(6,116,818)
------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding
     taxes of......................    $      --         $     --       $        --     $        37   $    14,582

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                           STATEMENTS OF OPERATIONS
                         Year Ended December 31, 2001


                                                                               SP PIMCO
                                    SP Large Cap SP MFS Capital     SP MFS       Total      SP Prudential
                                       Value     Opportunities  Mid-Cap Growth  Return      U.S. Emerging
                                     Portfolio     Portfolio      Portfolio    Portfolio   Growth Portfolio
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends (a).....................  $ 167,119    $    36,631    $    20,137   $       --    $    27,767
 Interest..........................     60,955         22,946         53,047    2,549,104         52,272
-----------------------------------------------------------------------------------------------------------
                                       228,074         59,577         73,184    2,549,104         80,039
-----------------------------------------------------------------------------------------------------------
EXPENSES
 Management fee....................     87,565         44,931         74,910      345,696         90,734
 Distribution fee -- Class II......         --             --             --           --            114
 Administration fee -- Class II....         --             --             --           --             68
 Custodian's fees and expenses.....     94,200        104,000         84,500       85,200         83,700
 Shareholders' reports.............      5,900          3,700          6,000        7,400          5,000
 Directors' fees...................     12,000         12,000         12,000        8,400         12,000
 Audit fee.........................     10,000         10,000         10,000       10,000         10,000
 Amortization of offering costs....      3,800          4,027          5,276       10,007          5,804
 Legal fees and expenses...........      1,700          1,500          1,500        2,000          2,000
 Transfer agent's fees and expenses      1,700          1,800          2,000        2,700          2,700
 Miscellaneous.....................         30             38          1,048        2,116          1,053
-----------------------------------------------------------------------------------------------------------
   Total expenses..................    216,895        181,996        197,234      473,519        213,173
 Less: custodian fee credit........        (90)           (87)        (1,493)     (17,038)          (277)
     expense subsidy...............   (118,370)      (122,074)      (103,583)     (35,623)       (76,872)
-----------------------------------------------------------------------------------------------------------
   Net expenses....................     98,435         59,835         92,158      420,858        136,024
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).......    129,639           (258)       (18,974)   2,128,246        (55,985)
-----------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND FOREIGN
CURRENCIES
 Net realized gain (loss) on:
   Investments.....................   (395,826)    (1,642,787)      (527,832)   1,283,444     (2,939,101)
   Option written..................         --             --             --       60,208             --
   Futures.........................   (207,945)            --             --      667,639             --
   Foreign currencies..............         (7)         7,930             --     (171,390)            --
   Interest rate swaps.............         --             --             --       (7,128)            --
-----------------------------------------------------------------------------------------------------------
                                      (603,778)    (1,634,857)      (527,832)   1,832,773     (2,939,101)
-----------------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation) on:
   Investments.....................         (1)       173,436       (986,506)    (395,997)     1,753,627
   Options written.................         --             --             --        5,702             --
   Futures.........................     (2,251)            --             --     (138,744)            --
   Foreign currencies..............         --             34             --       90,489             --
   Interest rate swaps.............         --             --             --      (39,437)            --
-----------------------------------------------------------------------------------------------------------
                                        (2,252)       173,470       (986,506)    (477,987)     1,753,627
-----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS
ANDFOREIGN CURRENCIES..............   (606,030)    (1,461,387)    (1,514,338)   1,354,786     (1,185,474)
-----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTINGFROM OPERATIONS....  $(476,391)   $(1,461,645)   $(1,533,312)  $3,483,032    $(1,241,459)
-----------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding
     taxes of......................  $     486    $       494    $        --   $       --    $       102

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A9

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                           STATEMENTS OF OPERATIONS
                         Year Ended December 31, 2001


                                    SP Small/Mid   SP Strategic                                    20/20
                                     Cap Value   Partners Focused  Stock Index       Value         Focus
                                     Portfolio   Growth Portfolio   Portfolio      Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends (a).....................  $  351,845    $    43,319    $  47,048,303  $  31,403,710  $ 1,041,389
 Interest..........................      97,023         26,215        2,455,746      1,433,527      243,825
 Income from securities loaned, net          --             --        1,688,315        232,178           --
------------------------------------------------------------------------------------------------------------
                                        448,868         69,534       51,192,364     33,069,415    1,285,214
------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fee....................     190,077         73,847       12,746,938      7,502,560      694,353
 Distribution fee -- Class II......          --          1,288               --            643        3,108
 Administration fee -- Class II....          --            773               --            386        1,865
 Custodian's fees and expenses.....      95,100         96,200          280,000        185,000      104,600
 Shareholders' reports.............      10,300         12,500          943,000        455,000       26,000
 Directors' fees...................      12,000         12,000           31,000         20,000       12,000
 Audit fee.........................      10,000         10,000          100,000         41,000       10,500
 Amortization of offering costs....       5,700          5,752               --             --           --
 Legal fees and expenses...........       2,000          1,500           20,000         10,000        2,000
 Commitment fee on syndicated
   credit agreement................          --             --           60,000         23,000        4,000
 Transfer agent's fees and expenses       2,900          1,800            8,000          7,000        1,700
 Miscellaneous.....................       1,996          1,197           18,650         16,075        1,851
------------------------------------------------------------------------------------------------------------
   Total expenses..................     330,073        216,857       14,207,588      8,260,664      861,977
 Less: custodian fee credit........        (383)          (266)         (14,788)       (25,652)      (1,234)
     expense subsidy...............    (108,302)      (131,964)              --             --           --
------------------------------------------------------------------------------------------------------------
   Net expenses....................     221,388         84,627       14,192,800      8,235,012      860,743
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).......     227,480        (15,093)      36,999,564     24,834,403      424,471
------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ONINVESTMENTS AND FOREIGN
CURRENCIES
 Net realized gain (loss) on:
   Investments.....................      (1,862)    (2,459,920)     219,340,774     80,777,929   (5,263,132)
   Futures.........................    (459,800)            --      (11,427,832)            --           --
   Foreign currencies..............         (24)            --               --         (1,520)          --
------------------------------------------------------------------------------------------------------------
                                       (461,686)    (2,459,920)     207,912,942     80,776,409   (5,263,132)
------------------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation) on:
   Investments.....................   1,939,082      1,029,005     (750,358,579)  (148,188,635)   3,567,245
   Futures.........................      16,195             --        2,964,780             --           --
   Foreign currencies..............          (4)            --               --             --           --
------------------------------------------------------------------------------------------------------------
                                      1,955,273      1,029,005     (747,393,799)  (148,188,635)   3,567,245
------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS
ANDFOREIGN CURRENCIES..............   1,493,587     (1,430,915)    (539,480,857)   (67,412,226)  (1,695,887)
------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETSRESULTING FROM OPERATIONS....  $1,721,067    $(1,446,008)   $(502,481,293) $ (42,577,823) $(1,271,416)
------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding
     taxes of......................  $    1,341    $       645    $     186,265  $      58,138  $     2,962

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                     Diversified            Diversified Conservative
                                                                   Bond Portfolio               Growth Portfolio
                                                           ------------------------------  --------------------------
                                                               Year Ended December 31,       Year Ended December 31,
                                                           ------------------------------  --------------------------
                                                                2001            2000           2001          2000
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income................................... $   86,941,182  $   83,740,329  $  8,687,493  $  7,948,462
  Net realized gain (loss) on investments and foreign
   currencies.............................................     (3,252,991)    (15,378,276)   (6,667,888)    1,691,211
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies..................      5,233,740      45,833,710       472,983    (3,417,754)
-----------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................     88,921,931     114,195,763     2,492,588     6,221,919
-----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................    (83,748,940)    (76,149,984)   (8,608,172)   (7,948,462)
   Class II...............................................             --              --            --            --
-----------------------------------------------------------------------------------------------------------------------
                                                              (83,748,940)    (76,149,984)   (8,608,172)   (7,948,462)
-----------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I................................................             --              --            --      (286,178)
   Class II...............................................             --              --            --            --
-----------------------------------------------------------------------------------------------------------------------
                                                                       --              --            --      (286,178)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I................................................             --        (154,720)           --    (1,691,211)
   Class II...............................................             --              --            --            --
-----------------------------------------------------------------------------------------------------------------------
                                                                       --        (154,720)           --    (1,691,211)
-----------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net realized capital gains
   Class I................................................             --              --            --      (506,611)
   Class II...............................................             --              --            --            --
-----------------------------------------------------------------------------------------------------------------------
                                                                       --              --            --      (506,611)
-----------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................    (83,748,940)       (154,720)   (8,608,172)  (10,432,462)
-----------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................    237,445,375      65,312,487    19,977,898    87,581,584
  Capital stock issued in reinvestment of dividends
   and distributions......................................     83,748,940      76,304,704     8,608,172    10,432,462
  Capital stock repurchased...............................   (195,468,888)   (163,578,521)  (23,206,268)   (4,810,018)
-----------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.............................................    125,725,427     (21,961,330)    5,379,802    93,204,028
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...................    130,898,418      15,929,729      (735,782)   88,993,485
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year.......................................  1,269,761,679   1,253,831,950   204,791,406   115,797,921
-----------------------------------------------------------------------------------------------------------------------
  End of year (b)......................................... $1,400,660,097  $1,269,761,679  $204,055,624  $204,791,406
-----------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.............................................     20,266,550       5,885,765     1,971,015     8,427,722
  Shares issued in reinvestment of dividends and
  distributions...........................................      7,262,307       6,870,772       877,485     1,022,021
  Shares repurchased......................................    (16,727,741)    (14,789,510)   (2,362,282)     (461,958)
-----------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.............................................     10,801,116      (2,032,973)      486,218     8,987,785
-----------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of:..... $   86,757,729  $   83,895,048  $    414,462  $     71,764

                                                                   Equity Portfolio
                                                           --------------------------------
                                                                Year Ended December 31,
                                                           --------------------------------
                                                                2001             2000
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income................................... $    41,995,448  $    99,359,386
  Net realized gain (loss) on investments and foreign
   currencies.............................................    (198,295,232)   1,032,651,133
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies..................    (464,959,296)    (973,279,457)
--------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................    (621,259,080)     158,731,062
--------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................     (40,962,632)    (102,292,545)
   Class II...............................................          (6,403)         (10,455)
--------------------------------------------------------------------------------------------
                                                               (40,969,035)    (102,303,000)
--------------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I................................................              --       (2,366,581)
   Class II...............................................              --             (242)
--------------------------------------------------------------------------------------------
                                                                        --       (2,366,823)
--------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I................................................    (265,305,843)    (922,859,030)
   Class II...............................................        (118,898)        (233,451)
--------------------------------------------------------------------------------------------
                                                              (265,424,741)    (923,092,481)
--------------------------------------------------------------------------------------------
  Distributions in excess of net realized capital gains
   Class I................................................              --               --
   Class II...............................................              --               --
--------------------------------------------------------------------------------------------
                                                                        --               --
--------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................    (306,393,776)  (1,027,762,304)
--------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................     148,169,727      164,590,658
  Capital stock issued in reinvestment of dividends
   and distributions......................................     306,393,776    1,027,762,304
  Capital stock repurchased...............................    (564,499,707)    (904,109,555)
--------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.............................................    (109,936,204)     288,243,407
--------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...................  (1,037,589,060)    (580,787,835)
--------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year.......................................   5,654,508,407    6,235,296,242
--------------------------------------------------------------------------------------------
  End of year (b)......................................... $ 4,616,919,347  $ 5,654,508,407
--------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.............................................       6,932,221        6,012,832
  Shares issued in reinvestment of dividends and
  distributions...........................................      13,872,222       41,958,871
  Shares repurchased......................................     (26,225,122)     (32,920,434)
--------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.............................................      (5,420,679)      15,051,269
--------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of:..... $     1,025,572  $            --


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                          Global Portfolio           High Yield Bond Portfolio
                                                   ------------------------------  ----------------------------
                                                       Year Ended December 31,        Year Ended December 31,
                                                   ------------------------------  ----------------------------
                                                        2001            2000           2001           2000
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETSOPERATIONS:
 Net investment income............................ $    5,789,796  $    3,411,553  $  71,928,840  $  76,791,144
 Net realized gain (loss) on investments and
   foreign currencies.............................   (123,791,727)    226,573,409    (87,638,249)   (70,969,775)
 Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................    (82,268,593)   (486,613,702)    12,117,544    (65,147,896)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................   (200,270,524)   (256,628,740)    (3,591,865)   (59,326,527)
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
   Class I........................................     (3,409,968)     (3,379,900)   (76,479,091)   (84,257,680)
   Class II.......................................             --              --             --             --
-----------------------------------------------------------------------------------------------------------------
                                                       (3,409,968)     (3,379,900)   (76,479,091)   (84,257,680)
-----------------------------------------------------------------------------------------------------------------
 Distributions in excess of net investment income
   Class I........................................             --      (6,475,476)            --             --
   Class II.......................................             --              --             --             --
-----------------------------------------------------------------------------------------------------------------
                                                               --      (6,475,476)            --             --
-----------------------------------------------------------------------------------------------------------------
 Distributions from net realized capital gains
   Class I........................................   (228,950,076)    (89,602,571)            --             --
   Class II.......................................             --              --             --             --
-----------------------------------------------------------------------------------------------------------------
                                                     (228,950,076)    (89,602,571)            --             --
-----------------------------------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS.................   (232,360,044)    (99,457,947)   (76,479,091)   (84,257,680)
-----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
 Capital stock sold...............................    504,076,307     547,420,822    115,194,310     39,671,743
 Capital stock issued in reinvestment of
   dividends and distributions....................    232,360,044      99,457,947     76,479,091     84,257,680
 Capital stock repurchased........................   (600,916,991)   (406,972,968)  (117,128,504)  (121,210,015)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL STOCK TRANSACTIONS..................    135,519,360     239,905,801     74,544,897      2,719,408
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) INNET ASSETS............   (297,111,208)   (116,180,886)    (5,526,059)  (140,864,799)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
 Beginning of year................................  1,182,133,202   1,298,314,088    661,335,748    802,200,547
-----------------------------------------------------------------------------------------------------------------
 End of year (b).................................. $  885,021,994  $1,182,133,202  $ 655,809,689  $ 661,335,748
-----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.....................................     28,874,970      19,006,291     19,870,429      5,447,843
  Shares issued in reinvestment of dividends and
   distributions..................................     13,035,663       3,698,020     13,545,200     12,556,893
  Shares repurchased..............................    (34,076,083)    (14,555,873)   (19,703,634)   (17,000,004)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING...      7,834,550       8,148,438     13,711,995      1,004,732
-----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income
     of........................................... $    7,500,118  $    3,125,482  $  71,928,838  $  76,479,089

                                                        Money Market Portfolio
                                                   --------------------------------
                                                        Year Ended December 31,
                                                   --------------------------------
                                                        2001             2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETSOPERATIONS:
 Net investment income............................ $    55,283,991  $    72,363,053
 Net realized gain (loss) on investments and
   foreign currencies.............................       1,134,766            5,366
 Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................              --               --
------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................      56,418,757       72,368,419
------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
   Class I........................................     (55,283,991)     (72,363,053)
   Class II.......................................              --               --
------------------------------------------------------------------------------------
                                                       (55,283,991)     (72,363,053)
------------------------------------------------------------------------------------
 Distributions in excess of net investment income
   Class I........................................              --               --
   Class II.......................................              --               --
------------------------------------------------------------------------------------
                                                                --               --
------------------------------------------------------------------------------------
 Distributions from net realized capital gains
   Class I........................................      (1,134,766)          (5,366)
   Class II.......................................              --               --
------------------------------------------------------------------------------------
                                                        (1,134,766)          (5,366)
------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS.................     (56,418,757)     (72,368,419)
------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
 Capital stock sold...............................   2,116,619,962    1,211,944,319
 Capital stock issued in reinvestment of
   dividends and distributions....................      56,418,757       72,368,419
 Capital stock repurchased........................  (1,909,382,452)  (1,381,590,206)
------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL STOCK TRANSACTIONS..................     263,656,267      (97,277,468)
------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) INNET ASSETS............     263,656,267      (97,277,468)
------------------------------------------------------------------------------------
NET ASSETS:
 Beginning of year................................   1,238,196,754    1,335,474,222
------------------------------------------------------------------------------------
 End of year (b).................................. $ 1,501,853,021  $ 1,238,196,754
------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.....................................     211,661,996      121,194,463
  Shares issued in reinvestment of dividends and
   distributions..................................       5,641,876        7,236,811
  Shares repurchased..............................    (190,938,245)    (138,159,021)
------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING...      26,365,627       (9,727,747)
------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income
     of........................................... $            --  $            --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                       Small Capitalization
                                                    Prudential Jennison Portfolio         Stock Portfolio
                                                   -------------------------------  --------------------------


                                                     Year Ended      Year Ended      Year Ended    Year Ended
                                                    December 31,    December 31,    December 31,  December 31,
                                                        2001            2000            2001          2000
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................... $    4,222,964  $       703,384  $  2,983,499  $  2,916,939
  Net realized gain (loss) on investments and
   foreign currencies.............................   (649,705,913)     369,567,025     6,934,820    76,890,518
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................    113,723,602   (1,010,479,700)   20,888,017   (20,460,896)
----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................................   (531,759,347)    (640,209,291)   30,806,336    59,346,561
----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I........................................     (3,975,406)        (703,377)   (2,916,940)   (2,539,297)
   Class II.......................................            (12)              (7)           --            --
----------------------------------------------------------------------------------------------------------------
                                                       (3,975,418)        (703,384)   (2,916,940)   (2,539,297)
----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I........................................             --          (30,690)           --            --
   Class II.......................................             --               --            --            --
----------------------------------------------------------------------------------------------------------------
                                                               --          (30,690)           --            --
----------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I........................................    (23,590,806)    (413,356,512)  (76,611,611)  (26,346,057)
   Class II.......................................       (258,609)      (1,617,246)           --            --
----------------------------------------------------------------------------------------------------------------
                                                      (23,849,415)    (414,973,758)  (76,611,611)  (26,346,057)
----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS..................................    (27,824,833)    (415,707,832)  (79,528,551)  (28,885,354)
----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..............................    468,098,719    1,068,099,635    75,942,960   119,800,258
  Capital stock issued in reinvestment of
   dividends and distributions....................     27,824,833      415,707,832    79,528,551    28,885,354
  Capital stock repurchased.......................   (595,952,756)    (292,509,262)  (63,983,347)  (48,313,617)
----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS...............................   (100,029,204)   1,191,298,205    91,488,164   100,371,995
----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS........................................   (659,613,384)     135,381,082    42,765,949   130,833,202
----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.............................  2,906,048,943    2,770,667,861   568,326,891   437,493,689
----------------------------------------------------------------------------------------------------------------
  End of period (b)............................... $2,246,435,559  $ 2,906,048,943  $611,092,840  $568,326,891
----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold.....................................     23,972,144       32,459,159     4,920,762     7,200,733
  Shares issued in reinvestment of dividends
   and distributions..............................      1,363,188       17,750,417     5,605,169     2,005,115
  Shares repurchased..............................    (30,857,338)      (9,214,265)   (4,260,398)   (2,915,081)
----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.....................................     (5,522,006)      40,995,311     6,265,533     6,290,767
----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.................................... $      216,889  $            --  $  2,983,498  $  2,916,939
(c)  Commencement of operations.

                                                   SP Aggressive Growth Asset
                                                      Allocation Portfolio
                                                   -------------------------
                                                                September 22,
                                                                  2000 (c)
                                                    Year Ended     through
                                                   December 31, December 31,
                                                       2001         2000
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................... $    15,914   $      919
  Net realized gain (loss) on investments and
   foreign currencies.............................    (411,404)      18,925
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................    (162,831)     (55,207)
-----------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................................    (558,321)     (35,363)
-----------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I........................................     (15,938)        (928)
   Class II.......................................          --           --
-----------------------------------------------------------------------------
                                                       (15,938)        (928)
-----------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I........................................          --           --
   Class II.......................................          --           --
-----------------------------------------------------------------------------
                                                            --           --
-----------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I........................................     (18,925)          --
   Class II.......................................          --           --
-----------------------------------------------------------------------------
                                                       (18,925)          --
-----------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS..................................     (34,863)        (928)
-----------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..............................   8,704,066    2,127,219
  Capital stock issued in reinvestment of
   dividends and distributions....................      34,863          928
  Capital stock repurchased.......................  (2,727,504)     (38,952)
-----------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS...............................   6,011,425    2,089,195
-----------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS........................................   5,418,241    2,052,904
-----------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.............................   2,052,904           --
-----------------------------------------------------------------------------
  End of period (b)............................... $ 7,471,145   $2,052,904
-----------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold.....................................   1,101,665      224,138
  Shares issued in reinvestment of dividends
   and distributions..............................       4,418          101
  Shares repurchased..............................    (340,519)      (4,153)
-----------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING.....................................     765,564      220,086
-----------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of.................................... $        --   $       --
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A13

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                SP Alliance             SP Balanced Asset
                                                            Technology Portfolio       Allocation Portfolio
                                                         -------------------------  -------------------------
                                                                      September 22,              September 22,
                                                                        2000 (c)                   2000 (c)
                                                          Year Ended     through     Year Ended     through
                                                         December 31, December 31,  December 31, December 31,
                                                             2001         2000          2001         2000
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).......................... $   (40,274)  $     4,214  $   792,363   $   15,613
  Net realized gain (loss) on investments and foreign
   currencies...........................................  (1,494,542)     (338,153)    (419,875)      30,261
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies...........................................     (77,523)     (778,190)    (249,599)     (15,493)
---------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............................  (1,612,339)   (1,112,129)     122,889       30,381
---------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..............................................          --        (4,214)    (792,353)     (15,623)
   Class II.............................................          --            --           --           --
---------------------------------------------------------------------------------------------------------------
                                                                  --        (4,214)    (792,353)     (15,623)
---------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I..............................................          --        (2,353)          --           --
   Class II.............................................          --            --           --           --
---------------------------------------------------------------------------------------------------------------
                                                                  --        (2,353)          --           --
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..............................................          --            --     (141,855)          --
   Class II.............................................          --            --           --           --
---------------------------------------------------------------------------------------------------------------
                                                                  --            --     (141,855)          --
---------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS....................          --        (6,567)    (934,208)     (15,623)
---------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold....................................   6,372,084     7,239,932   70,760,120    3,852,954
  Capital stock issued in reinvestment of dividends
   and distributions....................................          --         6,567      934,208       15,623
  Capital stock repurchased.............................  (3,176,840)      (37,398)  (8,452,629)    (180,278)
---------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS...........................................   3,195,244     7,209,101   63,241,699    3,688,299
---------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.................   1,582,905     6,090,405   62,430,380    3,703,057
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...................................   6,090,405            --    3,703,057           --
---------------------------------------------------------------------------------------------------------------
  End of period (b)..................................... $ 7,673,310   $ 6,090,405  $66,133,437   $3,703,057
---------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold...........................................   1,053,834       803,032    7,783,893      395,132
  Shares issued in reinvestment of dividends and
   distributions........................................          --           863      105,586        1,600
  Shares repurchased....................................    (509,248)       (4,270)    (932,619)     (18,933)
---------------------------------------------------------------------------------------------------------------
  NET INCREASE IN SHARES OUTSTANDING....................     544,586       799,625    6,956,860      377,799
---------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of.... $        --   $        --  $        --   $       --
(c)  Commencement of operations.

                                                           SP Conservative Asset
                                                            Allocation Portfolio
                                                         -------------------------
                                                                      September 22,
                                                                        2000 (c)
                                                          Year Ended     through
                                                         December 31, December 31,
                                                             2001         2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).......................... $   826,955   $   14,963
  Net realized gain (loss) on investments and foreign
   currencies...........................................     (55,223)      17,244
  Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies...........................................      52,972       (5,526)
-----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............................     824,704       26,681
-----------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..............................................    (609,457)     (14,963)
   Class II.............................................          --           --
-----------------------------------------------------------------------------------
                                                            (609,457)     (14,963)
-----------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I..............................................          --           --
   Class II.............................................          --           --
-----------------------------------------------------------------------------------
                                                                  --           --
-----------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..............................................     (49,642)         (18)
   Class II.............................................          --           --
-----------------------------------------------------------------------------------
                                                             (49,642)         (18)
-----------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS....................    (659,099)     (14,981)
-----------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold....................................  50,959,312    1,879,553
  Capital stock issued in reinvestment of dividends
   and distributions....................................     659,099       14,981
  Capital stock repurchased.............................  (5,742,835)     (12,512)
-----------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS...........................................  45,875,576    1,882,022
-----------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.................  46,041,181    1,893,722
-----------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...................................   1,893,722           --
-----------------------------------------------------------------------------------
  End of period (b)..................................... $47,934,903   $1,893,722
-----------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold...........................................   5,234,421      189,144
  Shares issued in reinvestment of dividends and
   distributions........................................      68,510        1,498
  Shares repurchased....................................    (588,158)      (1,249)
-----------------------------------------------------------------------------------
  NET INCREASE IN SHARES OUTSTANDING....................   4,714,773      189,393
-----------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of.... $   217,498   $       --
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              SP INVESCO
                                                                SP Growth Asset             Small Company
                                                              Allocation Portfolio         Growth Portfolio
                                                           -------------------------  -------------------------
                                                                        September 22,              September 22,
                                                                          2000 (c)                   2000 (c)
                                                            Year Ended     through     Year Ended     through
                                                           December 31, December 31,  December 31, December 31,
                                                               2001         2000          2001         2000
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................ $   353,577   $   13,673   $   (18,794)  $   (1,345)
  Net realized gain (loss) on investments and foreign
   currencies.............................................    (776,331)      16,053    (1,737,031)    (492,293)
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies..................    (486,929)     (40,274)      842,626     (372,417)
-----------------------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS..........................................    (909,683)     (10,548)     (913,199)    (866,055)
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................   (357,156 )     (10,221)           --           --
   Class II...............................................          --           --            --           --
-----------------------------------------------------------------------------------------------------------------
                                                              (357,156)     (10,221)           --           --
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I................................................     (52,072)          --            --           --
   Class II...............................................          --           --            --           --
-----------------------------------------------------------------------------------------------------------------
                                                               (52,072)          --            --           --
-----------------------------------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I................................................          --           --            --           --
   Class II...............................................          --           --            --           --
-----------------------------------------------------------------------------------------------------------------
                                                                    --           --            --           --
-----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................    (409,228)     (10,221)           --           --
-----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................  52,360,190    4,701,137     7,516,764    6,359,959
  Capital stock issued in reinvestment of dividends and
   distributions..........................................     409,228       10,221            --           --
  Capital stock repurchased...............................  (8,518,300)    (786,667)   (3,634,143)     (32,677)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING
 FROM CAPITAL STOCK TRANSACTIONS..........................  44,251,118    3,924,691     3,882,621    6,327,282
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS..............................  42,932,207    3,903,922     2,969,422    5,461,227
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................................   3,903,922           --     5,461,227           --
-----------------------------------------------------------------------------------------------------------------
  End of period (b)....................................... $46,836,129   $3,903,922   $ 8,430,649   $5,461,227
-----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.............................................   6,196,607      491,279     1,118,138      655,705
  Shares issued in reinvestment of dividends and
   distributions..........................................      50,175        1,079            --           --
  Shares repurchased......................................    (995,521)     (82,226)     (554,266)      (3,991)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE IN SHARES OUTSTANDING......................   5,251,261      410,132       563,872      651,714
-----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of...... $        --   $    3,452   $        --   $       --
(c)  Commencement of operations.

                                                                   SP Jennison
                                                                  International
                                                                 Growth Portfolio
                                                           ---------------------------
                                                                          September 22,
                                                                            2000 (c)
                                                            Year Ended       through
                                                           December 31,   December 31,
                                                               2001           2000
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................ $      33,942  $      7,879
  Net realized gain (loss) on investments and foreign
   currencies.............................................    (5,596,251)     (161,753)
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies..................      (554,509)     (784,454)
---------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS..........................................    (6,116,818)     (938,328)
---------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................            --            --
   Class II...............................................            --            --
---------------------------------------------------------------------------------------
                                                                      --            --
---------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I................................................            --            --
   Class II...............................................            --            --
---------------------------------------------------------------------------------------
                                                                      --            --
---------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I................................................       (40,473)           --
   Class II...............................................       (22,107)           --
---------------------------------------------------------------------------------------
                                                                 (62,580)           --
---------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................       (62,580)           --
---------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................   214,023,922    21,964,625
  Capital stock issued in reinvestment of dividends and
   distributions..........................................        62,580            --
  Capital stock repurchased...............................  (183,409,018)  (10,712,733)
---------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING
 FROM CAPITAL STOCK TRANSACTIONS..........................    30,677,484    11,251,892
---------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS..............................    24,498,086    10,313,564
---------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................................    10,313,564            --
---------------------------------------------------------------------------------------
  End of period (b)....................................... $  34,811,650  $ 10,313,564
---------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.............................................    34,707,972     2,424,832
  Shares issued in reinvestment of dividends and
   distributions..........................................        10,106            --
  Shares repurchased......................................   (29,537,466)   (1,210,788)
---------------------------------------------------------------------------------------
  NET INCREASE IN SHARES OUTSTANDING......................     5,180,612     1,214,044
---------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of...... $          --  $         --
(c)  Commencement of operations.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A15

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                  SP Large Cap              SP MFS Capital
                                                                Value Portfolio        Opportunities Portfolio
                                                           -------------------------  -------------------------
                                                                        September 22,              September 22,
                                                                          2000 (c)                   2000 (c)
                                                            Year Ended     through     Year Ended     through
                                                           December 31, December 31,  December 31, December 31,
                                                               2001         2000          2001         2000
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................ $   129,639   $   12,883   $      (258)  $    3,376
  Net realized gain (loss) on investments and foreign
   currencies.............................................    (603,778)     (57,244)   (1,634,857)     (23,269)
  Net change in unrealized appreciation (depreciation) on
   investments and foreign currencies.....................      (2,252)     208,528       173,470     (229,331)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................    (476,391)     164,167    (1,461,645)    (249,224)
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................    (139,958)     (12,883)       (9,788)      (4,523)
   Class II...............................................          --           --            --           --
-----------------------------------------------------------------------------------------------------------------
                                                              (139,958)     (12,883)           --       (4,523)
-----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I................................................          --       (1,667)           --           --
   Class II...............................................          --           --            --           --
-----------------------------------------------------------------------------------------------------------------
                                                                    --       (1,667)           --           --
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains
   Class I................................................          --           --            --           --
   Class II...............................................          --           --            --           --
-----------------------------------------------------------------------------------------------------------------
                                                                    --           --            --           --
-----------------------------------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I................................................          --           --            --           --
   Class II...............................................          --           --            --           --
-----------------------------------------------------------------------------------------------------------------
                                                                    --           --            --           --
-----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................    (139,958)     (14,550)       (9,788)      (4,523)
-----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................  20,941,061    3,778,320     7,987,852    4,616,987
  Capital stock issued in reinvestment of dividends and
   distributions..........................................     139,958       14,550         9,788        4,523
  Capital stock repurchased...............................    (606,772)     (66,846)   (2,577,851)    (113,990)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS...............................  20,474,247    3,726,024     5,419,789    4,507,520
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS..............................  19,857,898    3,875,641     3,948,356    4,253,773
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................................   3,875,641           --     4,253,773           --
-----------------------------------------------------------------------------------------------------------------
  End of period (b)....................................... $23,733,539   $3,875,641   $ 8,202,129   $4,253,773
-----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.............................................   2,190,953      376,522     1,059,257      476,666
  Shares issued in reinvestment of dividends and
   distributions..........................................      14,967        1,436         1,387          507
  Shares  repurchased.....................................     (63,752)      (6,658)     (354,901)     (12,101)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE IN SHARES OUTSTANDING......................   2,142,168      371,300       705,743      465,072
-----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of...... $        --   $       --   $        --   $      435
(c)  Commencement of operations.

                                                                 SP MFS Mid-Cap
                                                                Growth Portfolio
                                                           -------------------------
                                                                        September 22,
                                                                          2000 (c)
                                                            Year Ended     through
                                                           December 31, December 31,
                                                               2001         2000
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................ $   (18,974)  $   11,984
  Net realized gain (loss) on investments and foreign
   currencies.............................................    (527,832)      69,979
  Net change in unrealized appreciation (depreciation) on
   investments and foreign currencies.....................    (986,506)    (232,671)
-------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................  (1,533,312)    (150,708)
-------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................      (2,549)     (10,065)
   Class II...............................................          --           --
-------------------------------------------------------------------------------------
                                                                (2,549)     (10,065)
-------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I................................................          --           --
   Class II...............................................          --           --
-------------------------------------------------------------------------------------
                                                                    --           --
-------------------------------------------------------------------------------------
  Distributions from net realized gains
   Class I................................................     (34,886)     (35,093)
   Class II...............................................          --           --
-------------------------------------------------------------------------------------
                                                               (34,886)     (35,093)
-------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I................................................      (4,666)          --
   Class II...............................................          --           --
-------------------------------------------------------------------------------------
                                                                (4,666)          --
-------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................     (42,101)     (45,158)
-------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................  15,173,759    5,924,143
  Capital stock issued in reinvestment of dividends and
   distributions..........................................      42,101       45,158
  Capital stock repurchased...............................  (3,362,376)    (162,530)
-------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS...............................  11,853,484    5,806,771
-------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS..............................  10,278,071    5,610,905
-------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................................   5,610,905           --
-------------------------------------------------------------------------------------
  End of period (b)....................................... $15,888,976   $5,610,905
-------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.............................................   1,938,677      590,493
  Shares issued in reinvestment of dividends and
   distributions..........................................       4,790        4,694
  Shares  repurchased.....................................    (438,263)     (16,080)
-------------------------------------------------------------------------------------
  NET INCREASE IN SHARES OUTSTANDING......................   1,505,204      579,107
-------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of...... $        --   $    2,246
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                               SP Prudential
                                                                   SP PIMCO Total              U.S. Emerging
                                                                  Return Portfolio            Growth Portfolio
                                                             --------------------------  -------------------------
                                                                           September 22,              September 22,
                                                                             2000 (c)                   2000 (c)
                                                              Year Ended      through     Year Ended     through
                                                             December 31,  December 31,  December 31, December 31,
                                                                 2001          2000          2001         2000
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).............................. $  2,128,246   $   112,643  $   (55,985)  $    5,307
  Net realized gain (loss) on investments and
   foreign currencies.......................................    1,832,773        91,920   (2,939,101)    (371,933)
  Net change in unrealized appreciation (depreciation) on
   investments and foreign currencies.......................     (477,987)      180,057    1,753,627     (292,586)
--------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..................................    3,483,032       384,620   (1,241,459)    (659,212)
--------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..................................................   (2,230,696)     (100,145)          --       (5,850)
   Class II.................................................           --            --           --           --
--------------------------------------------------------------------------------------------------------------------
                                                               (2,230,696)     (100,145)          --       (5,850)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..................................................   (2,700,261)      (10,653)          --           --
   Class II.................................................           --            --           --           --
--------------------------------------------------------------------------------------------------------------------
                                                               (2,700,261)      (10,653)          --           --
--------------------------------------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I..................................................           --            --           --           --
   Class II.................................................           --            --           --           --
--------------------------------------------------------------------------------------------------------------------
                                                                       --            --           --           --
--------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS........................   (4,930,957)     (110,798)          --       (5,850)
--------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold........................................  148,122,391    10,622,951   31,588,579    7,170,363
  Capital stock issued in reinvestment of dividends and
   distributions............................................    4,930,957       110,798           --        5,850
  Capital stock repurchased.................................  (15,343,219)     (295,402)  (5,353,501)    (143,669)
--------------------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS.................................  137,710,129    10,438,347   26,235,078    7,032,544
--------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS................................  136,262,204    10,712,169   24,993,619    6,367,482
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.......................................   10,712,169            --    6,367,482           --
--------------------------------------------------------------------------------------------------------------------
  End of period (b)......................................... $146,974,373   $10,712,169  $31,361,101   $6,367,482
--------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold...............................................   13,652,270     1,047,848    4,539,548      775,872
  Shares issued in reinvestment of dividends and
   distributions............................................      462,472        10,654           --          710
  Shares repurchased........................................   (1,414,001)      (28,814)    (745,512)     (16,830)
--------------------------------------------------------------------------------------------------------------------
 NET INCREASE IN SHARES OUTSTANDING.........................   12,700,741     1,029,688    3,794,036      759,752
--------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of........ $     73,473   $    14,485  $        --   $       --
(c)  Commencement of operations.

                                                                  SP Small/Mid Cap
                                                                  Value Portfolio
                                                             -------------------------
                                                                          September 22,
                                                                            2000 (c)
                                                              Year Ended     through
                                                             December 31, December 31,
                                                                 2001         2000
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).............................. $   227,480   $   18,231
  Net realized gain (loss) on investments and
   foreign currencies.......................................    (461,686)     (55,569)
  Net change in unrealized appreciation (depreciation) on
   investments and foreign currencies.......................   1,955,273      560,932
---------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..................................   1,721,067      523,594
---------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..................................................    (248,999)      (1,460)
   Class II.................................................          --           --
---------------------------------------------------------------------------------------
                                                                (248,999)      (1,460)
---------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..................................................          --           --
   Class II.................................................          --           --
---------------------------------------------------------------------------------------
                                                                      --           --
---------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I..................................................      (3,372)          --
   Class II.................................................          --           --
---------------------------------------------------------------------------------------
                                                                  (3,372)          --
---------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS........................    (252,371)      (1,460)
---------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold........................................  44,147,863    5,845,936
  Capital stock issued in reinvestment of dividends and
   distributions............................................     252,371        1,460
  Capital stock repurchased.................................  (4,562,378)    (226,460)
---------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS.................................  39,837,856    5,620,936
---------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS................................  41,306,552    6,143,070
---------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.......................................   6,143,070           --
---------------------------------------------------------------------------------------
  End of period (b)......................................... $47,449,622   $6,143,070
---------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold...............................................   4,022,127      573,027
  Shares issued in reinvestment of dividends and
   distributions............................................      23,249          137
  Shares repurchased........................................    (421,366)     (21,400)
---------------------------------------------------------------------------------------
 NET INCREASE IN SHARES OUTSTANDING.........................   3,624,010      551,764
---------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of........ $        --   $   17,123
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A17

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            SP Strategic
                                                                                          Partners Focused
                                                                                          Growth Portfolio
                                                                                     -------------------------
                                                                                                  September 22,
                                                                                                    2000 (c)
                                                                                      Year Ended     through
                                                                                     December 31, December 31,
                                                                                         2001         2000
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)...................................................... $   (15,093)  $     2,510
  Net realized gain (loss) on investments and foreign currencies....................  (2,459,920)     (284,620)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currencies.......................................................................   1,029,005      (925,407)
----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................................................  (1,446,008)   (1,207,517)
----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..........................................................................      (2,385)       (2,442)
   Class II.........................................................................          (1)           --
----------------------------------------------------------------------------------------------------------------
                                                                                          (2,386)       (2,442)
----------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..........................................................................          --            --
   Class II.........................................................................          --            --
----------------------------------------------------------------------------------------------------------------
                                                                                              --            --
----------------------------------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I..........................................................................          --            --
   Class II.........................................................................          --            --
----------------------------------------------------------------------------------------------------------------
                                                                                              --            --
----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS................................................      (2,386)       (2,442)
----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold................................................................   9,675,982     7,077,871
  Capital stock issued in reinvestment of dividends and distributions...............       2,386         2,442
  Capital stock repurchased.........................................................  (4,441,070)      (19,345)
----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.................................................................   5,237,298     7,060,968
----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............................................   3,788,904     5,851,009
----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...............................................................   5,851,009            --
----------------------------------------------------------------------------------------------------------------
  End of period (b)................................................................. $ 9,639,913   $ 5,851,009
----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.......................................................................   1,391,341       738,511
  Shares issued in reinvestment of dividends and distributions......................         311           310
  Shares repurchased................................................................    (693,687)       (2,331)
----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING.....................................     697,965       736,490
----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of................................ $        --   $       508
(c)  Commencement of operations.


                                                                                          Stock Index Portfolio
                                                                                     ------------------------------


                                                                                       Year Ended      Year Ended
                                                                                      December 31,    December 31,
                                                                                          2001            2000
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)...................................................... $   36,999,564  $   37,882,299
  Net realized gain (loss) on investments and foreign currencies....................    207,912,942     161,135,662
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currencies.......................................................................   (747,393,799)   (616,928,958)
--------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS....................................................................   (502,481,293)   (417,910,997)
--------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..........................................................................    (36,074,925)    (38,198,091)
   Class II.........................................................................             --              --
--------------------------------------------------------------------------------------------------------------------
                                                                                        (36,074,925)    (38,198,091)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..........................................................................   (200,503,213)   (147,427,094)
   Class II.........................................................................             --              --
--------------------------------------------------------------------------------------------------------------------
                                                                                       (200,503,213)   (147,427,094)
--------------------------------------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I..........................................................................             --              --
   Class II.........................................................................             --              --
--------------------------------------------------------------------------------------------------------------------
                                                                                                 --              --
--------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS................................................   (236,578,138)   (185,625,185)
--------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold................................................................    312,414,047     422,421,211
  Capital stock issued in reinvestment of dividends and distributions...............    236,578,137     185,625,185
  Capital stock repurchased.........................................................   (601,877,232)   (473,493,960)
--------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.................................................................    (52,885,048)    134,552,436
--------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............................................   (791,944,479)   (468,983,746)
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...............................................................  4,186,033,774   4,655,017,520
--------------------------------------------------------------------------------------------------------------------
  End of period (b)................................................................. $3,394,089,295  $4,186,033,774
--------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.......................................................................      8,930,279       9,767,456
  Shares issued in reinvestment of dividends and distributions......................      7,492,056       4,767,690
  Shares repurchased................................................................    (17,449,772)    (10,971,202)
--------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING.....................................     (1,027,437)      3,563,944
--------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of................................ $      924,639  $           --
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            Value Portfolio
                                                                                    ------------------------------
                                                                                      Year Ended      Year Ended
                                                                                     December 31,    December 31,
                                                                                         2001            2000
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
  Net investment income............................................................ $   24,834,403  $   42,050,472
  Net realized gain (loss) on investments and foreign currencies...................     80,776,409     222,145,341
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currencies......................................................................   (148,188,635)     (6,897,333)
--------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................    (42,577,823)    257,298,480
--------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I.........................................................................    (29,317,402)    (41,177,890)
   Class II........................................................................         (3,560)             --
--------------------------------------------------------------------------------------------------------------------
                                                                                       (29,320,962)    (41,177,890)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I.........................................................................   (172,627,671)   (137,387,857)
   Class II........................................................................        (44,437)             --
--------------------------------------------------------------------------------------------------------------------
                                                                                      (172,672,108)   (137,387,857)
--------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS...............................................   (201,993,070)   (178,565,747)
--------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold...............................................................    264,012,082     100,342,995
  Capital stock issued in reinvestment of dividends and distributions..............    201,993,070     178,565,747
  Capital stock repurchased........................................................   (394,301,987)   (406,345,874)
--------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK
 TRANSACTIONS......................................................................     71,703,165    (127,437,132)
--------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................................   (172,867,728)    (48,704,399)
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year................................................................  1,975,334,961   2,024,039,360
--------------------------------------------------------------------------------------------------------------------
  End of year (b).................................................................. $1,802,467,233  $1,975,334,961
--------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold......................................................................     13,808,686       5,237,156
  Shares issued in reinvestment of dividends and distributions.....................     11,001,143       9,153,385
  Shares repurchased...............................................................    (20,742,406)    (21,540,001)
--------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING....................................      4,067,423      (7,149,460)
--------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of............................... $      238,953  $    4,727,032

                                                                                      20/20 Focus Portfolio
                                                                                    -------------------------
                                                                                     Year Ended    Year Ended
                                                                                    December 31,  December 31,
                                                                                        2001          2000
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
  Net investment income............................................................ $    424,471  $   406,569
  Net realized gain (loss) on investments and foreign currencies...................   (5,263,132)   1,139,438
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currencies......................................................................    3,567,245   (5,844,412)
--------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................   (1,271,416)  (4,298,405)
--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I.........................................................................     (405,414)    (406,232)
   Class II........................................................................       (3,592)        (337)
--------------------------------------------------------------------------------------------------------------
                                                                                        (409,006)    (406,569)
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I.........................................................................   (1,575,383)  (1,505,007)
   Class II........................................................................      (14,248)      (7,513)
--------------------------------------------------------------------------------------------------------------
                                                                                      (1,589,631)  (1,512,520)
--------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS...............................................   (1,998,637)  (1,919,089)
--------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold...............................................................    6,923,966   41,237,730
  Capital stock issued in reinvestment of dividends and distributions..............    1,998,639    1,919,089
  Capital stock repurchased........................................................  (12,365,607)  (5,447,898)
--------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK
 TRANSACTIONS......................................................................   (3,443,002)  37,708,921
--------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................................   (6,713,055)  31,491,427
--------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year................................................................   96,539,049   65,047,622
--------------------------------------------------------------------------------------------------------------
  End of year (b).................................................................. $ 89,825,994  $96,539,049
--------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold......................................................................      642,587    3,615,470
  Shares issued in reinvestment of dividends and distributions.....................      181,223      178,910
  Shares repurchased...............................................................   (1,178,532)    (486,047)
--------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING....................................     (354,722)   3,308,333
--------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of............................... $     15,465  $        --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A19

                       THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS

                          DIVERSIFIED BOND PORTFOLIO

December 31, 2001


                                                               Moody's                     Principal
                                                               Rating    Interest Maturity  Amount       Value
LONG-TERM INVESTMENTS -- 95.1%                               (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS -- 94.7%                                     ----------- -------- -------- --------- --------------
Aerospace -- 1.3%
  Boeing Co.................................................     A2         8.75% 08/15/21  $ 6,250  $    7,423,681
  Raytheon Co...............................................    Baa3        7.90% 03/01/03    6,450       6,756,182
  United Technologies Corp..................................     A2         7.50% 09/15/29    3,200       3,527,280
                                                                                                     --------------
                                                                                                         17,707,143
                                                                                                     --------------
Agricultural Products
  IMC Global, Inc...........................................    Ba1       10.875% 06/01/08      400         426,000
                                                                                                     --------------
Airlines -- 0.6%
  Continental Airlines, Inc.................................     B3         8.00% 12/15/05    1,030         854,900
  Delta Air Lines, Inc......................................    Ba3         6.65% 03/15/04    2,250       2,025,000
  United Airlines, Inc......................................    Caa1       10.67% 05/01/04    7,000       5,250,000
                                                                                                     --------------
                                                                                                          8,129,900
                                                                                                     --------------
Asset Backed Securities -- 3.0%
  Advanta Mortgage Loan Trust, Series 1994-3................    Aaa         8.49% 01/25/26    4,519       4,511,314
  Chase Commercial Mortgage Securities Corp., Series 1997-1.     NR         7.37% 06/19/29    5,440       5,830,712
  Citibank Credit Card Master Trust, Series 1996-3..........    Aaa         6.10% 05/15/08   12,500      13,058,500
  Continental Airlines, Inc., Series 2000-1.................    Baa1       8.048% 11/01/20    4,324       4,100,520
  MBNA Corp., Series 1999 B.................................    Aaa         5.90% 08/15/11   14,300      14,506,316
                                                                                                     --------------
                                                                                                         42,007,362
                                                                                                     --------------
Auto/Equipment Rental -- 0.1%
  Hertz Corp................................................    Baa1        8.25% 06/01/05      750         790,575
                                                                                                     --------------
Automobiles & Trucks -- 1.0%
  Navistar International Corp...............................    Ba1         7.00% 02/01/03    3,500       3,486,875
  TRW, Inc..................................................    Baa2       7.625% 03/15/06   10,700      11,019,919
                                                                                                     --------------
                                                                                                         14,506,794
                                                                                                     --------------
Banks and Savings & Loans -- 5.5%
  Bank One Corp.............................................     A1         5.90% 11/15/11    4,000       3,872,480
  Bank One Corp.............................................    Aa3         6.00% 08/01/08   20,850      20,907,129
  Bank United Corp..........................................    Baa1       8.875% 05/01/07    4,000       4,529,280
  Barclays Bank PLC.........................................    Aa2        7.375% 12/15/49    1,500       1,552,548
  Bayerische Landesbank Girozentrale, (Germany).............    Aaa        5.875% 12/01/08    7,800       7,828,938
  Cho Hung Bank(b)..........................................    Ba2        11.50% 04/01/10    1,335       1,445,137
  Cho Hung Bank(b)..........................................    Ba2       11.875% 04/01/10    3,250       3,518,125
  Fideicomiso Petacalco-Topolo..............................    Baa3       10.16% 12/23/09    3,200       3,424,000
  Hanvit Bank...............................................    Ba2        12.75% 03/01/10    1,350       1,503,704
  KBC Bank Funding..........................................     A2         9.86% 11/29/49    5,000       5,613,750
  Korea Exchange Bank.......................................    Ba2        13.75% 06/30/10    1,915       2,149,588
  National Australia Bank, (Australia)......................     A1         6.40% 12/10/07    3,700       3,762,234
  Popular North America, Inc................................     A3        3.477% 10/15/03    5,000       5,001,850
  Sovereign Bancorp.........................................    Ba3        10.25% 05/15/04    1,000       1,060,000
  Washington Mutual, Inc....................................     A3         7.50% 08/15/06   10,000      10,786,200
                                                                                                     --------------
                                                                                                         76,954,963
                                                                                                     --------------
Building & Construction -- 0.2%
  Cemex SA de CV............................................    Ba1        9.625% 10/01/09    2,400       2,604,000
                                                                                                     --------------
Cable & Pay Television Systems -- 1.5%
  Comcast Cable Communications(b)...........................    Baa2       6.875% 06/15/09    2,500       2,527,115
  CSC Holdings, Inc.........................................    Ba1         7.25% 07/15/08    3,400       3,400,748
  CSC Holdings, Inc.(a).....................................    Ba1        7.625% 04/01/11    2,605       2,608,590
  CSC Holdings, Inc.........................................    Ba1        7.875% 12/15/07    1,490       1,542,582
  Rogers Cablesystems, Inc., (Canada).......................    Baa3       10.00% 03/15/05    4,000       4,340,000
  Tele-Communications, Inc..................................    Baa2        6.34% 02/01/12    3,500       3,508,715
  Tele-Communications, Inc..................................    Baa2        8.25% 01/15/03    3,000       3,116,370
                                                                                                     --------------
                                                                                                         21,044,120
                                                                                                     --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

December 31, 2001


                                            Moody's                     Principal
                                            Rating    Interest Maturity  Amount       Value
                                          (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)               ----------- -------- -------- --------- --------------
Chemicals -- 0.1%
  Lyondell Chemical Co...................    Ba3        9.625% 05/01/07  $   540  $      545,400
  Lyondell Chemical Co.(a)...............    Ba3        9.875% 05/01/07      500         502,500
                                                                                  --------------
                                                                                       1,047,900
                                                                                  --------------
Computers -- 0.3%
  International Business Machines Corp...     A1        5.625% 04/12/04    3,000       3,110,700
  Unisys Corp............................    Ba1        8.125% 06/01/06    1,650       1,658,250
                                                                                  --------------
                                                                                       4,768,950
                                                                                  --------------
Consumer Products -- 0.1%
  Fortune Brands.........................     A2        7.125% 11/01/04    1,050       1,121,250
                                                                                  --------------
Containers & Packaging -- 0.2%
  Pactiv Corp............................    Baa3       8.125% 06/15/17    2,360       2,504,833
  Sealed Air Corp........................    Baa3        8.75% 07/01/08      850         877,753
                                                                                  --------------
                                                                                       3,382,586
                                                                                  --------------
Diversified Operations -- 1.7%
  Tyco International Group SA............    Baa1        4.95% 08/01/03   15,000      15,242,100
  Tyco International Group SA............    Baa1       6.125% 01/15/09    4,000       3,941,200
  Tyco International, Ltd. Raychem Group.    Baa2        7.20% 10/15/08    4,500       4,714,785
                                                                                  --------------
                                                                                      23,898,085
                                                                                  --------------
Drugs & Medical Supplies -- 2.9%
  American Home Products Corp............     A3        5.875% 03/15/04    3,900       4,060,017
  American Home Products Corp.(a)........     A3         6.25% 03/15/06   15,000      15,606,600
  Bristol-Myers Squibb Co................    Aaa         5.75% 10/01/11   20,800      20,516,912
  Pharmacia Corp.........................     A1         6.50% 12/01/18    1,015       1,022,704
                                                                                  --------------
                                                                                      41,206,233
                                                                                  --------------
Financial Services -- 8.1%
  Bombardier Capital, Inc. M.T.N.........     A3         7.30% 12/15/02    5,000       5,192,900
  Calair Capital Corp....................    Ba2        8.125% 04/01/08      530         371,000
  Citigroup, Inc.........................    Aa2         7.25% 10/01/10    2,000       2,145,260
  Ford Motor Credit Co...................     A2         6.50% 01/25/07    8,300       8,114,495
  Ford Motor Credit Co.(a)...............     A2         7.25% 10/25/11    5,000       4,865,630
  Ford Motor Credit Co...................     A2         7.75% 03/15/05   11,000      11,466,070
  General Motors Acceptance Corp.........     A2         5.75% 11/10/03    7,950       8,115,917
  General Motors Acceptance Corp.........     A2        6.875% 09/15/11    6,600       6,465,089
  HSBC Capital Funding LP................     A2       10.176% 12/29/49    8,000      10,082,160
  Nisource Finance Corp..................    Baa2        5.75% 04/15/03    6,750       6,865,358
  Pemex Finance, Ltd.....................    Baa1        9.14% 08/15/04    6,845       7,142,894
  PHH Corp. M.T.N........................    Baa1       8.125% 02/03/03   20,500      20,448,750
  Qwest Capital Funding, Inc.............    Baa1       5.875% 08/03/04    1,500       1,475,400
  Qwest Capital Funding, Inc.............    Baa1        7.75% 08/15/06   12,000      12,261,840
  Verizon Global Funding Corp.(a)........     A1         6.75% 12/01/05    8,665       9,145,561
                                                                                  --------------
                                                                                     114,158,324
                                                                                  --------------
Food & Beverage -- 2.4%
  ConAgra Foods, Inc.....................    Baa1        6.00% 09/15/06    2,600       2,655,224
  Kellogg Co.(a).........................    Baa2        6.00% 04/01/06   20,250      20,808,900
  Tricon Global Restaurants, Inc.........    Ba1        8.875% 04/15/11    2,315       2,471,263
  Tyson Foods, Inc., Class A.............    Baa3        8.25% 10/01/11    6,700       7,095,454
                                                                                  --------------
                                                                                      33,030,841
                                                                                  --------------
Forest Products -- 2.7%
  Abitibi-Consolidated, Inc., (Canada)...    Baa3        8.50% 08/01/29    4,025       3,971,870
  Fort James Corp........................    Baa3        6.70% 11/15/03    4,500       4,533,480
  International Paper Co.................    Baa2        6.75% 09/01/11    4,000       4,027,960
  International Paper Co.................    Baa2        8.00% 07/08/03   16,000      16,863,408
  Nexfor, Inc............................    Baa2       8.125% 03/20/08    8,000       8,003,040
                                                                                  --------------
                                                                                      37,399,758
                                                                                  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

December 31, 2001


                                                    Moody's                     Principal
                                                    Rating    Interest Maturity  Amount       Value
                                                  (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                       ----------- -------- -------- --------- --------------
Hospital Management -- 1.5%
  Columbia / HCA Healthcare Corp.................    Ba1         6.91% 06/15/05  $ 2,435  $    2,504,977
  HCA, Inc.(a)...................................    Ba1        7.125% 06/01/06   16,500      16,561,875
  HCA, Inc.......................................    Ba1        7.875% 02/01/11    2,000       2,060,000
  Omnicare, Inc..................................    Ba2        8.125% 03/15/11      345         357,075
                                                                                          --------------
                                                                                              21,483,927
                                                                                          --------------
Hotel/Motel -- 0.2%
  Host Marriott, LP..............................    Ba3         9.25% 10/01/07    3,000       2,988,750
                                                                                          --------------
Industrials -- 0.5%
  Compania Sud Americana De Vapores, SA, (Chile).     NA        7.375% 12/08/03    2,000       2,076,104
  Rockwell International Corp....................     A3         5.20% 01/15/98    6,500       4,331,730
                                                                                          --------------
                                                                                               6,407,834
                                                                                          --------------
Insurance -- 0.4%
  Reliaster Financial Corp.......................    Aa3        6.625% 09/15/03    5,000       5,225,100
                                                                                          --------------
Investment Banks -- 2.2%
  Lehman Brothers Holdings, Inc..................     A2        6.625% 04/01/04   13,245      13,951,621
  Lehman Brothers Holdings, Inc..................     A2        6.625% 02/05/06    3,685       3,859,153
  Morgan Stanley Dean Witter & Co................    Aa3        5.625% 01/20/04    2,000       2,074,940
  Morgan Stanley Dean Witter & Co................    Aa3         7.75% 06/15/05    5,000       5,460,885
  PaineWebber Group, Inc.........................    Aa2         6.45% 12/01/03    5,000       5,263,600
  Salomon, Inc...................................    Aa1        6.125% 01/15/03      500         517,600
                                                                                          --------------
                                                                                              31,127,799
                                                                                          --------------
Leisure -- 1.0%
  Harrahs Operating Co., Inc.....................    Ba1        7.875% 12/15/05      290         300,875
  HMH Properties.................................    Ba3        7.875% 08/01/05    1,970       1,871,500
  ITT Corp.......................................    Ba1         6.75% 11/15/03    9,315       9,035,550
  Park Place Entertainment Corp..................    Baa3        7.50% 09/01/09      740         720,931
  Park Place Entertainment Corp..................    Ba1        7.875% 12/15/05    2,265       2,265,000
                                                                                          --------------
                                                                                              14,193,856
                                                                                          --------------
Machinery -- 0.8%
  Ingersoll-Rand Co..............................     A3         5.80% 06/01/04   10,225      10,528,989
                                                                                          --------------
Media -- 3.4%
  Clear Channel Communications, Inc..............    Baa3        6.00% 11/01/06    6,700       6,587,098
  News America Holding, Inc......................    Baa3       6.703% 05/21/04   22,000      22,679,140
  Turner Broadcasting System, Inc................    Baa1        7.40% 02/01/04   13,500      14,325,795
  Turner Broadcasting System, Inc................    Baa1       8.375% 07/01/13    1,500       1,693,860
  United News & Media PLC........................    Baa2        7.25% 07/01/04    2,000       2,027,360
  United News & Media PLC........................    Baa2        7.75% 07/01/09    1,000         949,200
                                                                                          --------------
                                                                                              48,262,453
                                                                                          --------------
Oil & Gas -- 3.0%
  Atlantic Richfield Co..........................    Aa1         5.55% 04/15/03    3,700       3,828,612
  Atlantic Richfield Co..........................    Aa1         5.90% 04/15/09    6,770       6,753,075
  B.J. Services Co...............................    Baa2        7.00% 02/01/06    5,000       5,268,400
  Coastal Corp...................................    Baa2        7.50% 08/15/06    6,000       6,190,740
  Coastal Corp.(a)...............................    Baa2       7.625% 09/01/08    4,700       4,826,101
  Conoco Funding Co..............................    Baa1        5.45% 10/15/06    4,490       4,502,033
  Eott Energy Partners, LP.......................     B1        11.00% 10/01/09    2,585       2,559,150
  Limestone Electron Trust.......................    Baa3       8.625% 03/15/03    6,000       5,940,000
  Tosco Corp.....................................     A3         7.25% 01/01/07    1,500       1,607,355
                                                                                          --------------
                                                                                              41,475,466
                                                                                          --------------
Oil & Gas Exploration & Production -- 1.4%
  Kerr-McGee Corp................................    Baa2       6.875% 09/15/11    4,000       4,035,816
  Parker & Parsley Petroleum Co..................    Ba1        8.875% 04/15/05    2,500       2,550,000
  Petroleos Mexicanos, (Mexico)..................    Baa2        6.50% 02/01/05    5,000       5,050,900

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

December 31, 2001


                                                    Moody's                     Principal
                                                    Rating    Interest Maturity  Amount       Value
                                                  (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                       ----------- -------- -------- --------- --------------
Oil & Gas Exploration & Production (cont'd.)
  Petroleos Mexicanos, (Mexico)..................    Baa2        9.50% 09/15/27  $ 5,900  $    6,472,300
  Seagull Energy Corp............................    Baa3       7.875% 08/01/03    1,830       1,839,150
                                                                                          --------------
                                                                                              19,948,166
                                                                                          --------------
Printing & Publishing -- 0.3%
  PRIMEDIA, Inc.(a)..............................     B1        8.875% 05/15/11      625         531,250
  World Color Press, Inc.........................    Baa2        7.75% 02/15/09    2,075       2,034,919
  World Color Press, Inc.........................    Baa2       8.375% 11/15/08    1,000       1,005,084
                                                                                          --------------
                                                                                               3,571,253
                                                                                          --------------
Real Estate Investment Trust -- 0.4%
  ERP Operating LP(d)............................     A3         6.63% 04/13/05    3,900       4,001,439
  ERP Operating LP...............................     A3         7.10% 06/23/04    1,500       1,573,755
                                                                                          --------------
                                                                                               5,575,194
                                                                                          --------------
Retail -- 1.5%
  Delhaize America, Inc..........................    Baa3        9.00% 04/15/31    3,645       4,276,569
  Federated Deptartment Stores, Inc..............    Baa1        8.50% 06/15/03   10,200      10,749,678
  Meyer Fred Inc.................................    Baa3        7.15% 03/01/03    5,370       5,566,220
  Winn-Dixie Stores, Inc.........................    Ba2        8.875% 04/01/08      580         553,900
                                                                                          --------------
                                                                                              21,146,367
                                                                                          --------------
Semiconductors -- 0.1%
  Amkor Technology, Inc.(a)......................     B1         9.25% 02/15/08      875         826,875
                                                                                          --------------
Steel & Metals
  AK Steel Corp.(a)..............................     B1        9.125% 12/15/06      400         409,000
                                                                                          --------------
Telecommunications -- 10.7%
  AT&T Canada, Inc., (Canada)(a).................    Baa3        7.65% 09/15/06    1,600       1,008,000
  AT&T Corp......................................     A3         8.00% 11/15/31   10,000      10,461,100
  Telecommunications, Inc........................    Baa2      10.125% 04/15/22    6,300       8,027,775
  Bell Telephone Co. Pennsylvania................    Aa2         8.35% 12/15/30    2,125       2,447,872
  British Telecommunications PLC.................    Baa1       8.375% 12/15/10      750         828,645
  British Telecommunications PLC(a)..............    Baa1       8.875% 12/15/30    3,000       3,442,620
  Electric Lightwave, Inc........................    Baa2        6.05% 05/15/04    3,300       3,216,586
  Frontier Corp.(f)..............................     Ca         7.25% 05/15/04      430          66,650
  Global Crossing Holdings, Ltd.(f)..............     Ca        9.125% 11/15/06    4,945         568,675
  Global Crossing Holdings, Ltd.(f)..............     Ca        9.625% 05/15/08      825          94,875
  Koninklijke (Royal) KPN NV.....................    Baa3        7.50% 10/01/05    9,025       9,219,308
  LCI International, Inc.........................    Baa1        7.25% 06/15/07    6,675       6,780,999
  Nortel Networks, Ltd., (Canada)................    Baa2       6.125% 02/15/06    1,150         940,940
  PCCW-HKTC Capital, Ltd.(a).....................    Baa1        7.75% 11/15/11    2,150       2,145,008
  Qwest Communications, Inc......................    Baa1        7.50% 11/01/08    3,150       3,185,104
  Rogers Wireless Communications, Inc., (Canada).     NR        9.625% 05/01/11    2,000       2,070,000
  Sprint Capital Corp............................    Baa1        5.70% 11/15/03   12,000      12,295,560
  Sprint Capital Corp............................    Baa1        6.90% 05/01/19    3,625       3,390,535
  Sprint Capital Corp.(a)........................    Baa1       7.625% 01/30/11    2,320       2,433,286
  Telecom De Puerto Rico.........................    Baa1        6.65% 05/15/06    6,800       6,880,376
  Telecom De Puerto Rico.........................    Baa1        6.80% 05/15/09    5,700       5,466,716
  Telefonica Europe BV, (Netherlands)(a).........     A2         8.25% 09/15/30   10,000      10,908,800
  Telefonos de Mexico SA de CV, (Mexico).........    Baa1        8.25% 01/26/06    3,500       3,666,250
  TELUS Corp., (Canada)(a).......................    Baa2        7.50% 06/01/07    5,000       5,204,450
  Verizon Wireless, Inc.(a)......................     A2        5.375% 12/15/06    5,900       5,867,491
  Worldcom, Inc..................................     A3        7.875% 05/15/03    1,850       1,934,107
  Worldcom, Inc..................................     A3         8.25% 05/15/31   16,980      17,904,221
  Worldcom, Inc. - WorldCom Group................     A3        7.375% 01/15/03   13,150      13,610,210
  Worldcom, Inc. - WorldCom Group................     A3         7.55% 04/01/04    5,200       5,453,812
                                                                                          --------------
                                                                                             149,519,971
                                                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

December 31, 2001


                                                     Moody's                     Principal
                                                     Rating    Interest Maturity  Amount       Value
                                                   (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                        ----------- -------- -------- --------- --------------
Transportation
  CP Railway, Ltd., (Canada)......................    Baa2        6.25% 10/15/11  $   600  $      581,370
                                                                                           --------------
Utilities -- 12.2%
  BRL Universal Equipment.........................    Ba3        8.875% 02/15/08      830         863,200
  Calenergy Co., Inc..............................    Baa3        6.96% 09/15/03    8,000       8,289,200
  Calenergy Co., Inc..............................    Baa3        7.23% 09/15/05    5,000       5,120,350
  Calpine Corp....................................    Ba1        10.50% 05/15/06    4,060       3,813,822
  Cinergy Corp....................................    Baa2        6.25% 09/01/04   11,000      11,151,800
  CMS Energy Corp.................................    Ba3         6.75% 01/15/04    4,500       4,422,924
  Cogentrix Energy, Inc...........................    Baa3        8.75% 10/15/08    5,645       5,579,891
  Commonwealth Edison Co..........................    Baa1       7.625% 01/15/07    7,525       8,122,410
  CP&L, Inc. M.T.N................................    Baa1        6.65% 04/01/08    8,750       8,955,625
  Dominion Fiber Ventures LLC.....................    Baa2        7.05% 03/15/05    2,650       2,643,264
  Duke Energy Field Services......................    Baa2        7.50% 08/16/05   12,000      12,445,200
  Edison Mission Energy...........................    Baa3        7.73% 06/15/09    2,200       2,045,934
  FirstEnergy Corp................................    Baa2        6.45% 11/15/11    4,250       4,160,962
  Hydro-Quebec....................................     A1         7.50% 04/01/16      500         551,390
  Illinois Power Co...............................    Aaa         5.38% 06/25/07   15,000      15,427,369
  Mirant Americas Generation......................    Ba1        9.125% 05/01/31   11,300       9,728,950
  Niagara Mohawk Power............................    Baa2       6.875% 04/01/03    4,000       4,156,680
  Niagara Mohawk Power............................    Baa2       7.375% 08/01/03    8,000       8,432,000
  Niagara Mohawk Power............................    Baa2        8.00% 06/01/04    5,000       5,385,850
  NRG Northeast Generating LLC....................    Baa3       8.065% 12/15/04      675         681,487
  Osprey Trust(a)(e)..............................     C          8.31% 01/15/03   11,000       1,870,000
  Pinnacle Partners, L.P..........................    Ba1         8.83% 08/15/04   20,035      19,634,300
  Progress Energy, Inc............................    Baa1        6.55% 03/01/04   12,750      13,295,572
  Southern California Edison Co.(e)...............    Caa2       6.375% 01/15/06    1,250       1,150,000
  Utilicorp United, Inc...........................    Baa3        7.00% 07/15/04    1,280       1,303,334
  WCG Note Trust..................................    Baa3        8.25% 03/15/04   12,450      12,014,250
                                                                                           --------------
                                                                                              171,245,764
                                                                                           --------------
Waste Management -- 0.5%
  Allied Waste North America......................    Ba3        7.625% 01/01/06    1,540       1,520,750
  Allied Waste North America......................    Ba3        7.875% 01/01/09    2,000       1,960,000
  Allied Waste North America......................    Ba3         8.50% 12/01/08      970         979,700
  Allied Waste North America......................    Ba3        8.875% 04/01/08      475         489,250
  Waste Management, Inc...........................    Ba1         7.00% 10/01/04    1,600       1,673,360
                                                                                           --------------
                                                                                                6,623,060
                                                                                           --------------
Foreign Government Bonds -- 4.5%
  Federal Republic of Germany, (Germany)..........    Aaa         4.50% 07/04/09   16,536      14,331,017
  Government of Jamaica, (Jamaica)................    Ba3       11.625% 01/15/22    1,500       1,455,000
  Republic of Croatia, (Croatia)..................    Baa3        6.25% 07/31/06    2,742       2,687,036
  Republic of Philippines, (Philippines)..........    Ba1        9.875% 01/15/19      542         511,513
  United Kingdom Treasury Bonds, (United Kingdom).    Aaa         7.50% 12/07/06   17,750      28,474,927
  United Mexican States, (Mexico).................    Baa3        8.50% 02/01/06   10,000      10,710,000
  United Mexican States, (Mexico)(a)..............    Baa3      10.375% 02/17/09    4,500       5,141,250
                                                                                           --------------
                                                                                               63,310,743
                                                                                           --------------
U.S. Government and Agency Obligations -- 10.6%
  United States Treasury Bond.....................               5.375% 02/15/31      424         417,839
  United States Treasury Bond(a)..................               8.125% 08/15/21   17,000      21,712,230
  United States Treasury Bond(a)..................                8.75% 08/15/20   29,485      39,555,897
  United States Treasury Note(a)..................                3.50% 11/15/06   14,710      14,176,763
  United States Treasury Note(a)..................                4.75% 11/15/08    8,985       8,945,646
  United States Treasury Note(a)..................                5.00% 02/15/11   11,950      11,905,187
  United States Treasury Note(a)..................                5.00% 08/15/11   26,117      26,035,254
  United States Treasury Note.....................                5.75% 11/15/05      500         528,045
  United States Treasury Strips...................                      11/15/18   68,625      24,947,246
                                                                                           --------------
                                                                                              148,224,107
                                                                                           --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B5

December 31, 2001


                                                     Moody's                     Principal
                                                     Rating    Interest Maturity  Amount       Value
                                                   (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                        ----------- -------- -------- --------- --------------
U.S. Government Mortgage Backed Securities -- 7.8%
  Federal National Mortgage Association...........                6.00%   TBA     $54,000  $   54,135,000
  Federal National Mortgage Association...........               6.50%    TBA      40,000      40,000,000
  Federal National Mortgage Association...........               6.50%  02/01/14      437         448,003
  Federal National Mortgage Association...........               6.50%  01/01/15    1,053       1,080,202
  Federal National Mortgage Association...........               6.50%  07/01/15      213         217,672
  Federal National Mortgage Association...........               6.50%  12/01/15      307         313,226
  Federal National Mortgage Association...........               6.50%  03/01/14      302         310,301
  Federal National Mortgage Association...........               6.50%  03/01/14      277         284,322
  Federal National Mortgage Association...........               6.50%  12/01/14      146         149,848
  Federal National Mortgage Association...........               6.50%  05/01/14      860         882,300
  Federal National Mortgage Association...........               6.50%  07/01/14      165         169,049
  Federal National Mortgage Association...........               6.50%  07/01/14      256         263,105
  Federal National Mortgage Association...........               6.50%  01/01/15      162         166,209
  Federal National Mortgage Association...........               6.50%  01/01/15      167         171,130
  Federal National Mortgage Association...........               6.50%  01/01/15      147         150,632
  Federal National Mortgage Association...........               6.50%  11/01/14    3,108       3,188,721
  Federal National Mortgage Association...........               6.50%  01/01/15       87          89,715
  Federal National Mortgage Association...........               6.50%  02/01/15      197         201,200
  Federal National Mortgage Association...........               6.50%  01/01/15      336         344,967
  Federal National Mortgage Association...........               6.50%  06/01/15      317         323,868
  Federal National Mortgage Association...........               6.50%    TBA       3,000       3,058,110
  Federal National Mortgage Association...........               9.00%  05/01/17       39          41,084
  Federal National Mortgage Association...........               9.00%  10/01/16      120         129,381
  Federal National Mortgage Association...........               9.00%  09/01/21        6           6,099
  Government National Mortgage Association........               7.50%  05/20/02       10          10,243
  Government National Mortgage Association........               7.50%  10/15/25      546         568,509
  Government National Mortgage Association........               7.50%  12/15/25    1,326       1,379,897
  Government National Mortgage Association........               7.50%  02/15/26      683         711,007
  Government National Mortgage Association........               7.50%  01/15/26    1,121       1,166,337
                                                                                           --------------
                                                                                              109,960,137
                                                                                           --------------
TOTAL LONG-TERM BONDS
  (cost $1,320,969,527).................................................................    1,326,820,965
                                                                                           --------------

                                                                                  Shares
PREFERRED STOCKS -- 0.4%                                                         ---------
  Centaur Funding Corp.(b)
   (cost $4,323,180)..........................................................     27,000       5,164,830
                                                                                           --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,325,292,707).................................................................    1,331,985,795
                                                                                           --------------

                                                                                 Principal
                                                                                  Amount
                                                                                   (000)
SHORT-TERM INVESTMENTS -- 24.2%                                                  ---------
Commercial Paper -- 1.7%
  American Electric Power(c)......................    Baa1        3.00% 01/22/02  $12,440      12,418,230
  Sears Roebuck Acceptance Corp.(c)...............     A3         2.55% 02/08/02    6,000       5,983,850
  Sears Roebuck Acceptance Corp.(c)...............     A3         2.75% 02/07/02    6,000       5,983,042
                                                                                           --------------
                                                                                               24,385,122
                                                                                           --------------
Other Corporate Obligations -- 3.4%
  Jones Intercable Inc............................    Baa2       9.625% 03/15/02    4,600       4,660,720
  Cox Enterprises, Inc............................    Baa1       6.625% 06/14/02    3,200       3,254,848
  Georgia-Pacific Corp............................    Baa3        9.95% 06/15/02    5,000       5,108,200
  Kansallis-Osake-Pankki, (Finland)...............     A1        10.00% 05/01/02    5,000       5,123,850
  Lehman Brothers Holdings, Inc...................     A2        6.375% 05/07/02      560         567,269
  Morgan Stanley Dean Witter & Co.................    Aa3        5.625% 04/12/02    5,450       5,495,616
  Norfolk Southern Corp...........................    Baa1        6.95% 05/01/02    1,650       1,671,549

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B6

December 31, 2001


                                                  Moody's                           Principal
                                                  Rating     Interest   Maturity     Amount         Value
                                                (Unaudited)    Rate       Date        (000)        (Note 2)
SHORT-TERM INVESTMENTS (Continued)              ----------- --------   --------    ------------ --------------
Other Corporate Obligations (cont'd.)
  Okobank, (Finland).........................       NA         3.86%   09/29/49    $      5,000 $    4,950,000
  Sun Microsystems, Inc......................      Baa1        7.00%   08/15/02           2,000      2,041,840
  Tyco International Group SA................      Baa1       6.875%   09/05/02          10,000     10,248,700
  Paramount Communications, Inc..............       A3         7.50%   01/15/02           5,000      5,007,550
                                                                                                --------------
                                                                                                    48,130,142
                                                                                                --------------
                                                                                     Shares
                                                                                   ------------
Mutual Funds -- 19.1%
  Prudential Core Investment Fund -- Taxable Money Market Fund Series, (Note 4)(c)  267,101,421    267,101,421
                                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $ 339,042,679).......................................................................      339,616,685
                                                                                                --------------
TOTAL INVESTMENTS -- 119.3%
  (cost $1,664,335,386; Note 7)..............................................................    1,671,602,480
                                                                                                --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (g).................................................        234,500
UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS (h)..............................        231,032
LIABILITIES IN EXCESS OF OTHER ASSETS -- (19.3)%...............................................   (271,407,915)
                                                                                                --------------
TOTAL NET ASSETS -- 100.0%..................................................................... $1,400,660,097
                                                                                                ==============

The following abbreviations are used in portfolio descriptions:

BV     Beloten Venoutschap (Dutch Corporation)
LLC    Limited Liability Company
L.P.   Limited Partnership
M.T.N. Medium Term Note
NR     Not rated by Moody's or Standard & Poor's
PLC    Public Limited Company (British Corporation)
SA     Sociedad Anonmia (Spanish Corporation) or Societe Anonyme (French Corporation)
NV     Naamloze Vennootschap (Dutch Corporation)

(a)Portion of securities on loan with an aggregate market value of $191,893,799; cash collateral of $195,290,991 was received with which the portfolio purchased securities.

(b)Non-income producing security.

(c)Represents all or a portion of security purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Represents issuer in default on interest payments, non-income producing security.

(f)Subsequent to December 31, 2001 the issuer declared bankruptcy.

(g)Open futures contracts as of December 31, 2001 are as follows:

Number of                                 Expiration  Value at       Value at
Contracts                 Type               Date    Trade Date  December 31, 2001 Depreciation
--------------- ------------------------- ---------- ----------- ----------------- ------------
Long Positions:
      59        U.S. Treasury Bonds         Mar 02   $ 6,128,625    $ 5,990,344     $(138,281)
      288       U.S. 10 Yr Treasury Notes   Mar 02    30,867,750     30,280,500      (587,250)
                                                                                    ---------
                                                                                    $(725,531)
                                                                                    =========

(h)Outstanding forward currency contracts as of December 31, 2001 are as follows:

        Foreign Currency           Value at       Current
        Contract                Settlement Date    Value    Appreciation
        ----------------------  --------------- ----------- ------------
        Sold:
          Euros
           expiring 1/15/02       $15,042,219   $14,911,526   $130,693
          Great British Pounds
           expiring 1/23/02        28,810,666    28,710,327    100,339
                                                              --------
                                                              $231,032
                                                              ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

                   DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

December 31, 2001


        LONG-TERM INVESTMENTS -- 98.2%                         Value
                                                     Shares   (Note 2)
        COMMON STOCKS -- 41.5%                       ------ ------------
        Advertising -- 0.7%
          Lamar Advertising Co.(a).................. 13,500 $    571,590
          Omnicom Group, Inc........................  9,400      839,890
                                                            ------------
                                                               1,411,480
                                                            ------------
        Aerospace/Defense -- 0.6%
          Atlantic Coast Airlines Holdings, Inc.(a). 11,100      258,519
          Delta Air Lines, Inc...................... 11,900      348,194
          Northrop Grumman Corp.....................  6,600      665,346
                                                            ------------
                                                               1,272,059
                                                            ------------
        Agricultural Products
          Bunge, Ltd................................  1,000       23,280
                                                            ------------
        Appliances & Home Furnishings
          Furniture Brands International, Inc.(a)...  1,100       35,222
                                                            ------------
        Automobiles & Trucks -- 0.2%
          Navistar International Corp...............  6,900      272,550
          Oshkosh Truck Corp........................  1,600       78,000
                                                            ------------
                                                                 350,550
                                                            ------------
        Banking -- 1.0%
          Astoria Financial Corp....................  6,000      158,760
          Bank of New York Co., Inc. (The)..........  8,000      326,400
          Bank One Corp............................. 14,600      570,130
          BankUnited Financial Corp.
           (Class "A" Stock)(a)..................... 20,800      308,880
          Commerce Bancorp, Inc.....................  3,100      121,954
          Golden State Bancorp, Inc.................  5,400      141,210
          Hibernia Corp. (Class "A" Stock)..........  6,700      119,193
          PNC Financial Services Group..............  4,800      269,760
          Silicon Valley Bancshares, Inc.(a)........  1,400       37,422
                                                            ------------
                                                               2,053,709
                                                            ------------
        Broadcasting & Other Media -- 1.9%
          Acme Communications, Inc.(a)..............  7,300       49,202
          AOL Time Warner, Inc.(a).................. 10,800      346,680
          Clear Channel Communications, Inc.(a).....      5          255
          Entravision Communications Corp.
           (Class "A" Stock)(a)..................... 14,000      167,300
          Harman International Industries, Inc......  5,900      266,090
          Liberty Media Corp. (The)
           (Class "A" Stock)(a)..................... 57,500      805,000
          Metro-Goldwyn-Mayer, Inc.(a).............. 15,000      328,500
          Sinclair Broadcast Group, Inc.
           (Class "A" Stock)(a)..................... 31,800      300,828
          Univision Communications, Inc.(a).........  7,500      303,450
          Viacom, Inc.(a)........................... 27,382    1,208,915
                                                            ------------
                                                               3,776,220
                                                            ------------
        Building & Construction -- 0.4%
          D.R. Horton, Inc..........................  9,700      314,862
          Hovnanian Enterprises, Inc.
           (Class "A" Stock)(a)..................... 18,800      400,064
          M.D.C. Holdings, Inc......................    188        7,112
                                                            ------------
                                                                 722,038
                                                            ------------

      COMMON STOCKS                                            Value
                                                     Shares   (Note 2)
       (Continued)                                   ------ -------------
      Business Services -- 0.2%
        Global Payments, Inc........................  6,700  $    230,480
        Pegasus Solutions, Inc.(a)..................  2,000        28,400
        ProBusiness Services, Inc.(a)...............  9,001       169,210
                                                            -------------
                                                                  428,090
                                                            -------------
      Cable -- 0.3%
        Adelphia Communications Corp.
         (Class "A" Stock)..........................  5,400       168,372
        Cablevision Systems New York Group
         (Class "A" Stock)..........................  8,500       403,325
                                                            -------------
                                                                  571,697
                                                            -------------
      Chemicals -- 0.4%
        IMC Global, Inc.............................  4,900        63,700
        Minerals Technologies, Inc..................  3,800       177,232
        NOVA Chemicals Corp......................... 27,100       522,217
        Valspar Corp. (The).........................  3,700       146,520
                                                            -------------
                                                                  909,669
                                                            -------------
      Computer Software & Services -- 4.1%
        Actuate Corp.(a)............................  3,800        20,026
        Advanced Digital Information Corp.(a)....... 10,100       162,004
        Avocent Corp.(a)............................  8,300       201,275
        BindView Development Corp.(a)...............  7,100        14,271
        BMC Software, Inc.(a)....................... 18,500       302,845
        Borland Software Corp.(a)...................    900        14,094
        Brio Technology, Inc.(a)....................  8,600        24,768
        Catapult Communications Corp.(a)............  8,400       218,904
        Cisco Systems, Inc.(a)...................... 29,700       537,867
        Compaq Computer Corp........................ 22,300       217,648
        Dell Computer Corp.(a)...................... 27,900       758,322
        DigitalThink, Inc.(a).......................  9,200        99,360
        eBay, Inc.(a)...............................  2,400       160,560
        Hewlett-Packard Co.......................... 16,600       340,964
        Inforte Corp.(a)............................  4,600        64,262
        International Business Machines Corp........ 14,600     1,766,016
        Ixia(a).....................................  5,200        66,820
        Jack Henry & Associates, Inc................  9,300       203,112
        Keane, Inc.(a)..............................  6,600       118,998
        MatrixOne, Inc.(a)..........................  2,300        29,877
        Maxtor Corp.(a)............................. 13,316        84,423
        McDATA Corp. (Class "A" Stock)(a)...........  2,900        71,050
        Micromuse, Inc.(a)..........................  5,400        81,000
        Microsoft Corp.(a).......................... 17,000     1,126,250
        National Instruments Corp.(a)...............  8,400       314,664
        Oracle Corp.(a)............................. 19,900       274,819
        Precise Software Solutions Ltd. (Israel)(a).  3,800        78,508
        SAP AG ADR (Germany)........................  1,300        41,509
        Sapient Corp.(a)............................  7,700        59,444
        Sun Microsystems, Inc.(a)................... 30,800       378,840
        Verity, Inc.(a)............................. 16,500       334,125
        WebMethods, Inc.(a).........................  3,300        55,308
        Wind River Systems, Inc.(a).................  3,400        60,894
                                                            -------------
                                                                8,282,827
                                                            -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

December 31, 2001

         COMMON STOCKS                                        Value
                                                    Shares   (Note 2)
          (Continued)                               ------ ------------
         Consumer Products -- 0.4%
           Gillette Co............................. 19,900 $    664,660
           Scotts Co. (The) (Class "A" Stock)(a)...  3,800      180,880
                                                           ------------
                                                                845,540
                                                           ------------
         Distribution/Wholesalers -- 0.2%
           Ingram Micro, Inc. (Class "A" Stock)(a). 18,200      315,224
           Watsco, Inc.............................  8,400      119,280
                                                           ------------
                                                                434,504
                                                           ------------
         Diversified Industries -- 1.7%
           Crane Co................................  1,700       43,588
           Federal Signal Corp.....................  9,200      204,884
           General Electric Co..................... 24,200      969,936
           Mettler-Toledo International, Inc.(a)...  5,200      269,620
           Minnesota Mining & Manufacturing Co.....  3,100      366,451
           Pentair, Inc............................  3,000      109,530
           Roper Industries, Inc...................  3,600      178,200
           Snap-on, Inc............................  2,900       97,614
           Tyco International, Ltd. (Bermuda)...... 22,200    1,307,580
                                                           ------------
                                                              3,547,403
                                                           ------------
         Electronics -- 1.3%
           ARM Holdings PLC ADR
            (United Kingdom)(a)....................  2,600       40,534
           Arrow Electronics, Inc.(a)..............  4,100      122,590
           CoorsTek, Inc.(a).......................  2,300       73,232
           CTS Corp................................  2,300       36,570
           CUNO, Inc.(a)...........................  2,200       67,100
           DDi Corp.(a)............................ 10,400      102,336
           General Motors Corp.
            (Class "H" Stock)(a)................... 12,500      193,125
           Gentex Corp.(a).........................  9,200      245,916
           Maxim Integrated Products, Inc.(a)......  1,100       57,761
           PerkinElmer, Inc........................  1,617       56,627
           Pioneer-Standard Electronics, Inc.......  9,900      125,730
           Plexus Corp.(a).........................  4,700      124,832
           Power-One, Inc.(a)...................... 10,400      108,264
           STMicroelectronics NV ADR
            (Switzerland)..........................  4,500      142,515
           Synopsys, Inc.(a).......................  7,100      419,397
           Texas Instruments, Inc.................. 22,400      627,200
           Trimble Navigation, Ltd.(a).............  5,200       84,292
                                                           ------------
                                                              2,628,021
                                                           ------------
         Energy -- 0.4%
           Advanced Energy Industries, Inc.(a).....  5,200      138,528
           Beacon Power Corp.(a)...................  5,200        6,760
           C&D Technologies, Inc...................  3,500       79,975
           McDermott International, Inc.(a)........ 25,400      311,658
           Newmont Mining Corp..................... 18,500      353,535
                                                           ------------
                                                                890,456
                                                           ------------
         Financial Services -- 6.8%
           A.G. Edwards, Inc.......................  8,500      375,445
           Allstate Corp........................... 12,900      434,730
           American International Group, Inc....... 17,412    1,382,513
           AmeriCredit Corp.(a).................... 11,000      347,050
           BlackRock, Inc.(a)......................  1,380       57,546
           Canadian Pacific Holdings Co. ADR.......  9,000      353,070
           Chubb Corp..............................  5,300      365,700

         COMMON STOCKS                                       Value
                                                   Shares   (Note 2)
          (Continued)                              ------ ------------
         Financial Services (cont'd.)
           Citigroup, Inc......................... 36,666 $  1,850,899
           Eaton Vance Corp....................... 17,800      632,790
           Freddie Mac............................  6,900      451,260
           Goldman Sachs Group, Inc...............  8,800      816,200
           Hartford Financial Sevices Group, Inc.. 14,900      936,167
           Household International, Inc........... 16,200      938,628
           Investors Financial Services Corp......    900       59,589
           Jeffries Group, Inc....................  5,600      236,936
           Knight Trading Group, Inc.(a)..........  8,800       96,976
           Lehman Brothers Holdings, Inc.......... 10,000      668,000
           Lincoln National Corp..................  5,400      262,278
           MBNA Corp.............................. 24,500      862,400
           Merrill Lynch & Co., Inc...............  7,900      411,748
           Morgan Stanley Dean Witter & Co........  7,200      402,768
           Old Republic International Corp........ 12,100      338,921
           Raymond James Financial, Inc...........  7,700      273,504
           Reinsurance Group of America, Inc......  5,800      193,024
           XL Capital Ltd. (Class "A" Shares)
            (Bermuda)............................. 11,300    1,032,368
                                                          ------------
                                                            13,780,510
                                                          ------------
         Food & Beverage -- 0.6%
           PepsiCo, Inc........................... 17,300      842,337
           Sara Lee Corp.......................... 16,700      371,241
                                                          ------------
                                                             1,213,578
                                                          ------------
         Funeral Services
           Service Corp. International(a).........  4,000       19,960
           Stewart Enterprises, Inc.
            (Class "A" Stock).....................  3,700       22,163
                                                          ------------
                                                                42,123
                                                          ------------
         Gaming -- 0.2%
           Argosy Gaming Co.(a)...................  1,500       48,780
           Station Casinos, Inc.(a)...............  9,900      110,781
           WMS Industries, Inc.(a)................ 10,600      212,000
                                                          ------------
                                                               371,561
                                                          ------------
         Health Care -- 2.3%
           Abbott Laboratories.................... 11,700      652,275
           American Home Products Corp............ 11,900      730,184
           Amgen, Inc.(a).........................  8,100      457,164
           Anthem, Inc.(a)........................  4,200      207,900
           Aspect Medical Systems, Inc.(a)........  1,000       10,000
           Genentech, Inc.(a)..................... 10,500      569,625
           HCA-The Healthcare Corp................  9,900      381,546
           Johnson & Johnson...................... 14,200      839,220
           Lincare Holdings, Inc.(a)..............  7,300      209,145
           Pharmacia Corp......................... 11,460      488,769
           Wellpoint Health Networks, Inc.(a).....  1,600      186,960
                                                          ------------
                                                             4,732,788
                                                          ------------
         Hotels & Leisure -- 0.1%
           Marriott International, Inc.
            (Class "A" Stock).....................  6,700      272,355
                                                          ------------
         Human Resources -- 0.2%
           Kelly Services, Inc. (Class "A" Stock).  5,500      120,395
           Resources Connection, Inc.(a)..........  7,600      200,108
                                                          ------------
                                                               320,503
                                                          ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B9

December 31, 2001


       COMMON STOCKS                                           Value
                                                     Shares   (Note 2)
        (Continued)                                  ------ ------------
       Insurance -- 0.5%
         Commerce Group, Inc. (The).................  6,300 $    237,447
         Philadelphia Consolidated Holding Corp.(a).  8,400      316,764
         Principal Financial Group, Inc. (The)(a)...  8,300      199,200
         Protective Life Corp.......................  4,500      130,185
         Vesta Insurance Group, Inc.................  4,700       37,600
                                                            ------------
                                                                 921,196
                                                            ------------
       Machinery
         AGCO Corp..................................  2,200       34,716
                                                            ------------
       Marketing
         PDI, Inc.(a)...............................  3,800       84,816
                                                            ------------
       Medical Products & Services -- 1.6%
         Baxter International, Inc..................  9,600      514,848
         Cambrex Corp...............................  2,800      122,080
         Cerner Corp.(a)............................  6,000      299,580
         Cooper Companies, Inc. (The)...............  4,700      234,906
         Covance, Inc.(a)........................... 15,900      360,930
         Diagnostic Products Corp................... 11,200      492,240
         Digene Corp.(a)............................  1,200       35,400
         Integra LifeSciences Holdings(a)...........    700       18,438
         MedImmune, Inc.(a).........................  5,700      264,195
         NDCHealth Corp.............................  4,200      145,110
         ORATEC Interventions, Inc.(a)..............  1,400        9,058
         Ortec International, Inc.(a)...............  4,100       23,780
         Orthodontic Centers of America, Inc.(a)....  8,900      271,450
         Pediatrix Medical Group, Inc.(a)...........  8,000      271,360
         Quintiles Transnational, Corp.(a)..........  7,900      126,795
         Varian Medical Systems, Inc.(a)............  1,500      106,890
         Ventana Medical Systems, Inc.(a)...........    400        9,048
                                                            ------------
                                                               3,306,108
                                                            ------------
       Miscellaneous Services -- 0.2%
         United Rentals, Inc.(a)....................  6,400      145,280
         Varian, Inc.(a)............................  5,700      184,908
                                                            ------------
                                                                 330,188
                                                            ------------
       Motorcycles -- 0.1%
         Harley-Davidson, Inc.......................  3,700      200,947
                                                            ------------
       Networking Products -- 0.1%
         3Com Corp.................................. 34,300      218,834
                                                            ------------
       Office Equipment & Supplies -- 0.4%
         Harris Corp................................ 12,300      375,273
         Xerox Corp................................. 38,000      395,960
                                                            ------------
                                                                 771,233
                                                            ------------
       Oil & Gas -- 2.5%
         Amerada Hess Corp..........................  3,800      237,500
         Cal Dive International, Inc.(a)............  4,700      115,996
         Chesapeake Energy Corp.(a).................  5,200       34,372
         Conoco, Inc. (Class "A" Stock).............  8,800      249,040
         Diamond Offshore Drilling, Inc.............  5,900      179,360
         ENSCO International, Inc................... 13,000      323,050
         FMC Technologies, Inc.(a).................. 10,200      167,790
         Halliburton Co.............................  6,900       90,390
         ONEOK, Inc.................................  9,900      176,616
         Patterson-UTI Energy, Inc.(a)..............  2,300       53,613
         Pioneer Natural Resources Co.(a)........... 14,600      281,196
         Schlumberger Ltd........................... 14,600      802,270

          COMMON STOCKS                                      Value
                                                   Shares   (Note 2)
           (Continued)                             ------ ------------
          Oil & Gas (cont'd.)
            Spinnaker Exploration Co.(a)..........  1,500 $     61,740
            Stone Energy Corp.(a).................  3,514      138,803
            Superior Energy Services, Inc.(a).....  2,200       19,030
            Swift Energy Co.(a)................... 10,400      210,080
            Talisman Energy, Inc.................. 21,800      825,130
            TotalFinaElf SA ADR (France)..........  5,848      410,764
            Williams Cos., Inc.................... 19,300      492,536
            XTO Energy, Inc....................... 14,000      245,000
                                                          ------------
                                                             5,114,276
                                                          ------------
          Paper & Packaging -- 0.7%
            Boise Cascade Corp....................  9,000      306,090
            Georgia-Pacific Corp.................. 10,325      285,073
            International Paper Co................  9,200      371,220
            Pactiv Corp.(a).......................  7,600      134,900
            Temple-Inland, Inc....................  5,500      312,015
                                                          ------------
                                                             1,409,298
                                                          ------------
          Pharmaceuticals -- 1.4%
            Aventis SA ADR (France)...............  5,600      397,600
            Barr Laboratories, Inc.(a)............  5,500      436,480
            K-V Pharmaceutical Co.
             (Class "B" Stock)(a)................. 10,000      324,600
            Pfizer, Inc........................... 23,100      920,535
            Pharmaceutical Product Development,
             Inc.(a)..............................  8,600      277,866
            Sepracor, Inc.(a).....................  7,000      399,420
            Titan Pharmaceuticals, Inc.(a)........  3,600       35,316
            Trimeris, Inc.(a).....................    300       13,491
                                                          ------------
                                                             2,805,308
                                                          ------------
          Publishing -- 0.6%
            Knight-Ridder, Inc....................  7,800      506,454
            New York Times Co. (The).............. 15,400      666,050
            PRIMEDIA, Inc.........................  2,000       92,000
                                                          ------------
                                                             1,264,504
                                                          ------------
          Real Estate -- 0.5%
            Alexandria Real Estate Equities, Inc..  2,100       86,310
            Boardwalk Equities, Inc. (Canada).....  1,800       13,176
            CarrAmerica Realty Corp............... 10,800      325,080
            Colonial Properties Trust.............  1,700       52,955
            Equity Office Properties Trust........ 13,300      400,064
            Reckson Associates Realty Corp........  1,500       35,040
            Security Capital Group, Inc.
             (Class "B" Stock)(a).................  4,300      109,091
            SL Green Realty Corp..................  3,000       92,130
                                                          ------------
                                                             1,113,846
                                                          ------------
          Restaurants -- 0.5%
            Brinker International, Inc.(a)........  8,100      241,056
            CEC Entertainment, Inc.(a)............  4,400      190,916
            Darden Restaurants, Inc...............  8,600      304,440
            Jack in the Box, Inc.(a)..............  5,200      143,208
            Outback Steakhouse, Inc.(a)...........  4,700      160,975
                                                          ------------
                                                             1,040,595
                                                          ------------
          Retail  -- 2.3%
            Bed Bath & Beyond, Inc.(a)............  8,600      291,540
            BJ's Wholesale Club, Inc.(a)..........  4,900      216,090

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

December 31, 2001


        COMMON STOCKS                                         Value
                                                    Shares   (Note 2)
         (Continued)                                ------ ------------
        Retail (cont'd.)
          Cost Plus, Inc.(a).......................  5,400 $    143,100
          Federated Department Stores, Inc.(a)..... 12,900      527,610
          Fred's, Inc..............................  7,700      315,392
          Home Depot, Inc.......................... 17,350      885,024
          Kohl's Corp.(a).......................... 13,000      915,720
          Linens'n Things, Inc.(a).................  4,700      119,850
          Lowe's Cos., Inc.........................  4,800      222,768
          Tiffany & Co............................. 14,400      453,168
          Wal-Mart Stores, Inc..................... 12,100      696,355
                                                           ------------
                                                              4,786,617
                                                           ------------
        Schools
          Princeton Review, Inc. (The)(a)..........  1,900       14,535
                                                           ------------
        Semiconductors -- 1.8%
          Applied Materials, Inc.(a)...............  5,100      204,510
          Caliper Technologies Corp.(a)............  1,500       23,415
          Credence Systems Corp.(a)................  5,700      105,849
          EMCORE Corp.(a)..........................  5,200       69,940
          Integrated Circuit Systems, Inc.(a)...... 11,400      257,526
          Intel Corp............................... 27,300      858,585
          Intersil Corp.(a)........................  3,300      106,425
          KLA-Tencor Corp.(a)......................  3,900      193,284
          Nanometrics, Inc.(a).....................  1,100       21,340
          National Semiconductor Corp.(a).......... 10,100      310,979
          Novellus Systems, Inc.(a)................  4,400      173,580
          Rudolph Technologies, Inc.(a)............ 11,700      401,544
          Semtech Corp.(a)......................... 10,800      385,452
          Siliconware Precision Industries Co. ADR
           (Taiwan)................................  1,300        5,590
          Varian Semiconductor Equipment, Inc.(a).. 14,300      494,637
                                                           ------------
                                                              3,612,656
                                                           ------------
        Steel & Metals -- 0.4%
          Alcoa, Inc...............................  8,600      305,730
          Freeport-McMoRan Copper & Gold, Inc.
           (Class "A" Stock)(a).................... 17,100      220,590
          Freeport-McMoRan Copper & Gold, Inc.
           (Class "B" Stock)(a)....................  6,100       81,679
          Reliance Steel & Aluminum Co.............  4,000      105,000
          Stillwater Mining Co.(a).................  9,900      183,150
                                                           ------------
                                                                896,149
                                                           ------------
        Telecommunications -- 1.9%
          Advanced Fibre Communications Inc.(a)....  2,800       49,476
          ALLTEL Corp..............................  5,300      327,169
          Anaren Microwave, Inc.(a)................  8,100      140,292
          AT&T Corp................................ 12,000      217,680
          AT&T Wireless Services, Inc.(a).......... 15,091      216,858
          Leap Wireless International, Inc.(a).....  4,300       90,171
          Nokia Corp. ADR (Finland)................ 20,500      502,865
          Powerwave Technologies, Inc.(a).......... 13,800      238,464
          SBA Communications Corp.(a)..............  2,000       26,040
          Sierra Wireless(a).......................  7,200      135,720
          Sirenza Microdevices, Inc.(a)............  7,700       46,893
          Sprint Corp.............................. 21,500      431,720
          Sprint Corp. (PCS Group)(a).............. 21,300      519,933
          Verizon Communications, Inc..............  4,000      189,840

      COMMON STOCKS                                             Value
                                                      Shares   (Note 2)
       (Continued)                                    ------ ------------
      Telecommunications (cont'd.)
        Vodafone Group PLC ADR (United Kingdom)...... 19,337 $    496,574
        Western Multiplex Corp. (Class "A" Stock)(a). 13,300       71,820
        Western Wireless Corp.(a)....................  7,900      223,175
                                                             ------------
                                                                3,924,690
                                                             ------------
      Tobacco -- 0.7%
        Loews Corp...................................  6,100      337,818
        Philip Morris Cos., Inc...................... 15,500      710,675
        RJ Reynolds Tobacco Holdings, Inc............  5,500      309,650
                                                             ------------
                                                                1,358,143
                                                             ------------
      Transportation/Shipping -- 0.4%
        Forward Air Corp.(a)......................... 11,500      390,080
        OMI Corp.(a)................................. 38,000      151,240
        Teekay Shipping Corp.........................  5,800      202,130
                                                             ------------
                                                                  743,450
                                                             ------------
      Utilities -- 0.5%
        NewPower Holdings, Inc.(a)...................  6,000        4,440
        NiSource, Inc................................ 20,300      468,118
        PG&E Corp.................................... 15,400      296,296
        PNM Resources, Inc...........................  7,100      198,445
                                                             ------------
                                                                  967,299
                                                             ------------
      Waste Management -- 0.4%
        Allied Waste Industries, Inc.(a)............. 14,600      205,276
        Republic Services, Inc.(a)...................  8,600      171,742
        Waste Management, Inc........................ 13,100      418,021
                                                             ------------
                                                                  795,039
                                                             ------------
      TOTAL COMMON STOCKS
       (cost $81,505,973)...................................   84,630,626
                                                             ------------
      WARRANTS
        XM Satellite Radio, Inc.
         Expires 03/03/10(a).........................    100            0
                                                             ------------

                                           Moody's   Principal
                                           Rating     Amount
          CORPORATE                      (Unaudited)   (000)
          BONDS -- 23.6%                 ----------- ---------
          Aerospace/Defense -- 0.8%
            Alliant Techsystems, Inc.,
             Sr. Sub. Notes,
             8.50%, 05/15/11............     B2       $   45    46,800
            AMR Corp.,
             Deb.,
             10.00%, 04/15/21...........     B1           20    17,128
             Notes,
             10.40%, 03/10/11...........     B1          100    90,000
            Continental Airlines, Inc.,
             Sr. Notes,
             8.00%, 12/15/05............     B3          150   124,500
            Delta Air Lines, Inc.,
             Notes,
             7.70%, 12/15/05............     Ba3         135   120,150
             8.30%, 12/15/29............     Ba3         335   269,202

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

December 31, 2001


                                         Moody's   Principal
                                         Rating     Amount      Value
      CORPORATE                        (Unaudited)   (000)     (Note 2)
      BONDS (Continued)                ----------- --------- ------------
      Aerospace/Defense (cont'd.)
        Northwest Airlines, Inc.,
         Gtd. Notes,
         7.625%, 03/15/05.............     B2       $  110   $     85,250
         8.52%, 04/07/04..............     B2          500        436,505
         8.875%, 06/01/06.............     B2           25         20,607
        Sequa Corp., Notes,
         9.00%, 08/01/09..............    Ba3          250        236,250
        United Air Lines, Inc.,
         Deb., 9.75%, 08/15/21........    Caa1          15          9,258
        US Airways, Inc., Pass-
         thru Certs., Ser. 93-A3,
         10.375%, 03/01/13............     B2          305        164,700
                                                             ------------
                                                                1,620,350
                                                             ------------
      Automobiles & Trucks -- 0.3%
        American Axle &
         Manufacturing, Inc.,
         Gtd. Notes,
         9.75%, 03/01/09..............     B1           25         25,813
        AutoNation, Inc.,
         Sr. Notes,
         9.00%, 08/01/08..............     NR           35         35,612
        Collins & Aikman Products Co.,
         Sr. Notes,
         10.75%, 12/31/11.............     B1          100        100,250
         Sr. Sub. Notes,
         11.50%, 04/15/06.............     B2           40         39,000
        CSK Auto, Inc.,
         Sr. Notes,
         12.00%, 06/15/06.............     B2           90         90,675
        Eagle Picher Inds.,
         Sr. Sub. Notes,
         9.375%, 03/01/08.............    Caa1          75         41,250
        Ford Motor Co.,
         7.45%, 07/16/31..............     A3          250        229,382
        Navistar International Corp.,
         Sr. Notes,
         9.375%, 06/01/06.............    Ba1           85         89,250
                                                             ------------
                                                                  651,232
                                                             ------------
      Banking -- 0.5%
        Export Import Bank Korea,
         Notes,
         6.50%, 11/15/06..............    Baa2         400        413,500
        Royal Bank Scotland
         Group PLC (United
         Kingdom), Notes,
         9.118%, 03/31/49.............     A1          500        568,500
        Western Financial Bank,
         Sub. Cap. Deb.,
         8.875%, 08/01/07.............     B1           80         74,000
                                                             ------------
                                                                1,056,000
                                                             ------------
      Broadcasting & Other Media -- 1.1%
        ABC Family Worldwide, Inc.,
         Sr. Disc. Notes, Zero Coupon
         (until 11/01/03),
         10.25%, 11/01/07.............    Baa1         265        264,669
         Sr. Notes,
         9.25%, 11/01/07..............    Baa1         285        304,950

                                         Moody's   Principal
                                         Rating     Amount      Value
      CORPORATE                        (Unaudited)   (000)     (Note 2)
      BONDS (Continued)                ----------- --------- ------------
      Broadcasting & Other Media (cont'd.)
        Ackerley Group, Inc.,
         Sr. Sub. Notes, Ser. B
         9.00%, 01/15/09..............     B3       $  300   $    318,375
        Coaxial Communications, Inc.,
         Sr. Notes,
         10.00%, 08/15/06.............     B3          125        125,313
        Gray Communications Systems, Inc.,
         Sr. Sub. Notes,
         9.25%, 12/15/11..............     B3          100         99,000
        LIN Holdings Corp.,
         Sr. Disc. Notes, Zero Coupon
         (until 03/01/03),
         10.00%, 03/01/08.............    Caa1         350        211,875
        Paxson Communications Corp.,
         Gtd. Notes,
         10.75%, 07/15/08.............     B3          150        157,312
        Price Communications Wireless, Inc.,
         Sr. Sub. Notes,
         11.75%, 07/15/07.............     B2          459        500,310
        Susquehanna Media Co.,
         Sr. Sub. Notes,
         8.50%, 05/15/09..............     B1          200        204,250
        XM Satellite Radio Holdings, Inc.,
         Sec'd. Notes,
         14.00%, 03/15/10.............    Caa1         100         77,000
                                                             ------------
                                                                2,263,054
                                                             ------------
      Building & Construction -- 0.2%
        KB HOME,
         Sr. Sub. Notes,
         8.625%, 12/15/08.............    Ba3          130        130,650
        Nortek, Inc.,
         Sr. Sub Notes, Ser. B,
         9.875%, 06/15/11.............     B3          200        198,000
                                                             ------------
                                                                  328,650
                                                             ------------
      Business Services -- 0.1%
        Iron Mountain, Inc.,
         Gt Notes,
         8.625%, 04/01/13.............     B2          120        124,800
                                                             ------------
      Cable -- 1.5%
        Callahan Nordrhein Westfalen,
         Sr. Disc. Notes, Zero Coupon
         (until 07/15/05),
         16.00%, 07/15/10.............     B3          250         57,500
        Charter Communication
         Holdings LLC,
         Sr. Disc. Notes, Zero Coupon
         (until 05/15/06),
         11.75%, 05/15/11.............     B2          650        399,750
         Sr. Notes,
         10.00%, 05/15/11.............     B2          450        457,875
         10.25%, 01/15/10.............     B2          150        153,750
         10.75%, 10/01/09.............     B2          100        105,500
         11.125%, 01/15/11............     B2           30         31,800

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

December 31, 2001


                                        Moody's   Principal
                                        Rating     Amount      Value
       CORPORATE                      (Unaudited)   (000)     (Note 2)
       BONDS (Continued)              ----------- --------- ------------
       Cable  (cont'd.)
         CSC Holdings, Inc.,
          Sr. Sub. Deb.(f) (cost
          $727,189; purchased
          2/15/00, 3/21/00 &
          11/06/00),
          10.50%, 05/15/16...........    Ba2       $  675   $    732,375
         Diamond Cable Co.,
          Sr. Disc. Notes,
          13.25%, 09/30/04...........    Caa3         150         39,000
         Insight Communications Co., Inc.,
          Sr. Disc. Notes, Zero Coupon
          (until 02/15/06),
          12.25%, 02/15/11...........     B3          350        206,500
         International Wire Group,
          Sr. Sub. Notes,
          11.75%, 06/01/05...........    Caa1         300        246,000
         Mediacom Broadband LLC,
          Gtd. Notes,
          11.00%, 07/15/13...........     B2          500        548,750
                                                            ------------
                                                               2,978,800
                                                            ------------
       Chemicals -- 0.8%
         Acetex Corp.,
          Sr. Notes (Canada),
          10.875%, 08/01/09..........     B2           45         45,000
         Applied Extrusion
          Technologies, Inc.,
          Sr. Notes, Ser. B,
          10.75%, 07/01/11...........     B2          120        126,900
         Avecia Group PLC,
          Sr. Notes (United Kingdom),
          11.00%, 07/01/09...........     B2           50         47,500
         Huntsman ICI Chemicals LLC,
          Sr. Sub. Notes,
          10.125%, 07/01/09..........     B2          135        129,600
         IMC Global, Inc.,
          Notes,
          6.50%, 08/01/03............    Ba2           75         73,935
          7.40%, 11/01/02............    Ba2           25         25,959
          Sr. Notes, Ser. B,
          10.875%, 06/01/08..........    Ba1           55         58,575
          11.25%, 06/01/11...........    Ba1           90         95,850
         ISP Chemco, Inc.,
          Gtd. Notes, Ser. B,
          10.25%, 07/01/11...........     B2          150        156,750
          Sr. Sub. Notes,
          10.25%, 07/01/11...........     B2           85         88,825
         Lyondell Chemical Co.,
          Sec'd. Notes,
          9.50%, 12/15/08............    Ba3           70         69,300
          Sr. Sub. Notes,
          10.875%, 05/01/09..........     B2          370        342,250
         Millennium America, Inc.,
          Sr. Notes,
          9.25%, 06/15/08............    Ba1          100        101,704
         NL Industries,
          Sr. Sec'd. Notes,
          11.75%, 10/15/03...........     B1          107        105,930

                                          Moody's   Principal
                                          Rating     Amount      Value
      CORPORATE                         (Unaudited)   (000)     (Note 2)
      BONDS (Continued)                 ----------- --------- ------------
      Chemicals  (cont'd.)
        OM Group, Inc.,
         Sr. Sub. Notes,
         9.25%, 12/15/11...............     B3       $  150   $    153,000
                                                              ------------
                                                                 1,621,078
                                                              ------------
      Computer Software & Services -- 0.2%
        Seagate Technology International,
         Gtd. Notes,
         13.50%, 11/15/07..............    Ba3          100        112,000
        Unisys Corp.,
         Sr. Notes,
         7.25%, 01/15/05...............    Ba1          150        146,625
         8.125%, 06/01/06..............    Ba1           80         80,400
                                                              ------------
                                                                   339,025
                                                              ------------
      Containers -- 0.5%
        Norampac, Inc.,
         Sr. Notes,
         9.50%, 02/01/08...............    Ba2          215        224,675
        Packaged Ice, Inc.,
         Sr. Notes,
         9.75%, 02/01/05...............    Caa3         116         83,520
        Radnor Holdings, Inc.,
         Sr. Notes,
         10.00%, 12/01/03..............     B2          250        180,000
        Silgan Holdings, Inc.,
         Sr. Sub. Deb.,
         9.00%, 06/01/09...............     B1          300        306,000
        Stone Container Corp.,
         Sr. Notes,
         9.25%, 02/01/08...............     B2          250        263,750
        U.S. Can Co.,
         Gtd. Notes, Ser. B,
         12.375%, 10/01/10.............    Caa1          85         53,550
                                                              ------------
                                                                 1,111,495
                                                              ------------
      Diversified Services -- 0.1%
        Actuant Corp.,
         Gtd. Notes,
         13.00%, 05/01/09..............     B3           40         42,800
        Gentek, Inc.,
         Sr. Sub. Notes,
         11.00%, 08/01/09..............     B3          200        118,000
        Sun World International, Inc.,
         Notes, Ser. B,
         11.25%, 04/15/04..............     B2           40         37,600
                                                              ------------
                                                                   198,400
                                                              ------------
      Electrical Power -- 0.8%
        Mirant Americas Generation LLC,
         Sr. Notes,
         7.20%, 10/01/08...............    Ba1           40         35,320
         7.625%, 05/01/06..............    Ba1          100         91,173
        Motors & Gears, Inc.,
         Notes,
         10.75%, 11/15/06..............    Caa1         150        130,500
        Orion Power Holdings, Inc.,
         Sr. Notes,
         12.00%, 05/01/10..............    Ba3          600        720,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

December 31, 2001

                                        Moody's   Principal
                                        Rating     Amount      Value
       CORPORATE                      (Unaudited)   (000)     (Note 2)
       BONDS  (Continued)             ----------- --------- ------------
       Electrical Power  (cont'd.)
         TNP Enterprises, Inc.,
          Sr. Sub. Notes,
          10.25%, 04/01/10...........    Ba3       $  400   $    432,000
         Western Resources, Inc.,
          6.25%, 08/15/03............    Ba2          250        240,345
                                                            ------------
                                                               1,649,338
                                                            ------------
       Electronics -- 0.2%
         AES Corp.,
          Sr. Exch. Deb.,
          8.875%, 11/01/27...........    Ba2          100         68,000
          Sr. Notes,
          9.50%, 06/01/09............    Ba1          250        227,500
         Flextronics International Ltd.
          (Singapore),
          Sr. Sub. Notes,
          9.875%, 07/01/10...........    Ba2          130        136,500
                                                            ------------
                                                                 432,000
                                                            ------------
       Energy -- 0.7%
         AES Drax Energy Ltd.,
          Sec'd. Notes, Ser. B,
          11.50%, 08/30/10...........     B1          195        130,650
          Sr. Sec'd. Notes,
          10.41%, 12/31/20...........    Ba1           50         44,750
         Calpine Corp.,
          Sr. Notes,
          10.50%, 05/15/06...........    Ba1          550        516,651
         Commonwealth Edison Co.,
          1st Mtg., Ser. 85,
          7.375%, 09/15/02...........     A3          500        515,790
         PSEG Energy Holdings, Inc.,
          Sr. Notes,
          10.00%, 10/01/09...........    Baa3         100        106,983
         Reliant Mid-Atlantic Power,
          Pass-Thru Certs., Ser. C,
          9.681%, 07/02/26...........    Baa3         100        105,934
                                                            ------------
                                                               1,420,758
                                                            ------------
       Financial Services -- 4.4%
         AmeriCredit Corp.,
          Gtd. Notes,
          9.25%, 02/01/04............    Ba1          180        172,800
           Sr. Notes, Ser. B,
          9.875%, 04/15/06...........     Ba1         250        235,000
         Beaver Valley Funding Corp.,
          Deb.,
          8.25%, 06/01/03............    Baa3         156        160,338
         Cendent Mortgage Corp.,
          Notes,
          7.25%, 05/18/13............     NR          356        357,842
         Chevy Chase Savings Bank,
          Sub. Deb.,
          9.25%, 12/01/05............    Ba3          105        106,050
         Coinstar, Inc.,
          Sr. Disc. Notes,
          13.00%, 10/01/06...........     NA          100         97,000
         Conseco, Inc.,
          Sr. Notes,
          10.75%, 06/15/08...........     B2          465        209,250

                                         Moody's   Principal
                                         Rating     Amount      Value
       CORPORATE                       (Unaudited)   (000)     (Note 2)
       BONDS (Continued)               ----------- --------- ------------
       Financial Services (cont'd.)
         Ford Motor Credit Co.,
          Notes,
          2.86%, 07/18/05(b)..........     A3       $1,000   $    944,144
          7.50%, 03/15/05.............     A3        1,000      1,023,030
         General Motors Acceptance Corp.,
          Notes,
          2.12563%, 04/05/04(b).......     A2          700        675,397
          2.52135%, 05/16/03(b).......     A2          900        889,021
          6.875%, 09/15/11............     A2          140        137,138
          8.50%, 01/01/03.............     A2          600        628,386
         Household Finance Corp.,
          Notes,
          2.575%, 08/06/02(b).........     A2          900        900,018
         J.P. Morgan Chase & Co., Inc.,
          Sr. Sub. Notes,
          6.65458%, 02/15/12(b).......     A1          600        561,822
         MBNA Corp.,
          Notes,
          6.875%, 07/15/04............    Baa1         500        512,940
         Midland Funding Corp.,
          Deb.,
          13.25%, 07/23/06............    Ba3           75         86,352
          Deb., Ser. A,
          11.75%, 07/23/05............    Ba3          310        338,162
         Paine Webber Group, Inc.,
          Sr. Notes,
          2.99%, 07/15/02(b)..........    Aa2          600        601,344
         Sovereign Bancorp, Inc.,
          Sr. Notes,
          10.25%, 05/15/04............    Ba3           85         90,100
          10.50%, 11/15/06............    Ba3          115        123,625
         Stone Container Finance Co.,
          Sr. Notes,
          11.50%, 08/15/06............     B2           95        101,175
                                                             ------------
                                                                8,950,934
                                                             ------------
       Food & Beverage -- 0.2%
         Agrilink Foods, Inc.,
          Sr. Sub. Notes,
          11.875%, 11/01/08...........     B3          100         92,500
         Carrols Corp.,
          Sr. Sub. Notes,
          9.50%, 12/01/08.............     B3          160        155,200
         Fleming Cos., Inc.,
          Sr. Sub. Notes,
          10.625%, 07/31/07...........      B2          30         28,650
         Smithfield Foods, Inc.,
          Sr. Notes,
          8.00%, 10/15/09.............     Ba2          50         51,500
                                                             ------------
                                                                  327,850
                                                             ------------
       Funeral Services -- 0.3%
         Service Corp. International,
          Notes,
          6.00%, 12/15/05.............     B1          100         87,000
          6.50%, 03/15/08.............     B1          375        318,750
          Sr. Notes,
          6.30%, 03/15/03.............     B1          175        168,000
                                                             ------------
                                                                  573,750
                                                             ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

December 31, 2001


                                         Moody's   Principal
                                         Rating     Amount      Value
      CORPORATE                        (Unaudited)   (000)     (Note 2)
      BONDS (Continued)                ----------- --------- ------------
      Gaming -- 0.5%
        Argosy Gaming Co.,
         Sr. Sub. Notes,
         9.00%, 09/01/11..............      B2      $   50   $     52,250
        Aztar Corp.,
         Sr. Sub. Notes,
         8.875%, 05/15/07.............    Ba3          250        258,125
        Coast Hotels & Casinos, Inc.,
         Sr. Sub. Notes,
         9.50%, 04/01/09..............     B2           75         76,875
        Hollywood Casino Corp.,
         Sr. Sec'd. Notes,
         11.25%, 05/01/07.............     B3           70         75,688
        Hollywood Park, Inc.,
         Sr. Sub. Notes, Ser. B,
         9.25%, 02/15/07..............    Caa1         100         86,500
        Horseshoe Gaming LLC,
         Sr. Sub. Notes,
         8.625%, 05/15/09.............     B2           75         77,437
        Park Place Entertainment Corp.,
         Sr. Sub. Notes,
         9.375%, 02/15/07.............    Ba1           45         47,025
        Station Casinos, Inc.,
         Sr. Sub. Notes,
         9.875%, 07/01/10.............     B1          300        304,875
                                                             ------------
                                                                  978,775
                                                             ------------
      Health Care -- 1.2%
        Concentra Operating Corp.,
         Sr. Sub. Notes, Ser. B,
         13.00%, 08/15/09.............     B3          200        214,000
        Fresenius Med Care Capital Trust,
         Gtd. Notes,
         7.375%, 02/01/08.............    Ba2           75         75,000
         9.00%, 12/01/06..............    Ba2          125        128,125
        HCA, Inc.,
         7.125%, 06/01/06.............    Ba1          900        903,375
         8.36%, 04/15/24..............    Ba1          100        102,988
         9.00%, 12/15/14..............    Ba1          100        113,632
        Integrated Health Services, Inc.,
         Sr. Sub. Notes, Ser. A,
         9.25%, 01/15/08(c)...........     NR          150          4,125
        Lifepoint Hospitals Holdings, Inc.,
         Gtd. Notes,
         10.75%, 05/15/09.............     B2           65         72,150
        Magellan Health Services, Inc.,
         Sr. Sub. Notes,
         9.00%, 02/15/08..............     B3          300        267,000
        Matria Healthcare, Inc.,
         Gtd. Notes,
         11.00%, 05/01/08.............     B2          300        312,000
        Res-Care, Inc.,
         Sr. Notes,
         10.625%, 11/15/08............     B2           85         84,575
        Triad Hospitals Holdings, Inc.,
         Sr. Sub. Notes,
         11.00%, 05/15/09.............     B2          110        120,450
                                                             ------------
                                                                2,397,420
                                                             ------------

                                        Moody's   Principal
                                        Rating     Amount      Value
        CORPORATE                     (Unaudited)   (000)     (Note 2)
        BONDS (Continued)             ----------- --------- ------------
        Hotels & Leisure -- 1.0%
          Bally Total Fitness Hldg. Corp.,
           Sr. Sub. Notes, Ser. D,
           9.875%, 10/15/07..........     B2       $   65   $     66,300
          Extended Stay America, Inc.,
           Sr. Sub. Notes,
           9.875%, 06/15/11..........     B2          160        165,200
          Felcor Lodging LP,
           Sr. Notes,
           9.50%, 09/15/08...........    Ba3           60         60,150
          Host Marriott LP,
           Sr. Notes,
           9.50%, 01/15/07...........    Ba3          300        300,375
          ITT Corp.,
           Deb.,
           7.375%, 11/15/15..........    Ba1          120        101,867
           Notes,
           6.75%, 11/15/05...........    Ba1           70         66,500
          La Quinta Inns, Inc.,
           Sr. Notes,
           7.25%, 03/15/04...........    Ba3          100         96,250
          Mandalay Resort Group,
           Deb.,
           6.70%, 11/15/96...........    Ba2          105        101,325
           Sr. Sub. Notes,
           6.75%, 07/15/03...........    Ba3          545        539,550
           Sr. Sub. Deb.,
           7.625%, 07/15/13..........    Ba3          100         85,750
           Sr. Sub. Notes, Ser. B,
           10.25%, 08/01/07..........    Ba3          250        259,375
          MGM Mirage, Inc.,
           Gtd. Notes,
           8.375%, 02/01/11..........    Ba1           25         24,687
           8.50%, 09/15/10...........    Baa3          20         19,886
          Six Flags, Inc.,
           Sr. Notes(f) (cost
           $141,375; Purchased
           10/11/99),
           9.75%, 06/15/07...........     B3          140        142,100
                                                            ------------
                                                               2,029,315
                                                            ------------
        Industrials
          UnitedGlobalCom, Inc.,
           Sr. Disc. Notes,
           Ser. B, Zero Coupon
           (until 02/15/03),
           10.75%, 02/15/08..........     Ca           30          7,500
                                                            ------------
        Machinery -- 0.1%
          Terex Corp.,
           Gtd. Notes,
           10.375%, 04/01/11.........     B2           80         83,200
           Sr. Sub. Notes,
           9.25%, 07/15/11...........     B2           45         45,000
                                                            ------------
                                                                 128,200
                                                            ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

December 31, 2001


                                          Moody's   Principal
                                          Rating     Amount      Value
     CORPORATE                          (Unaudited)   (000)     (Note 2)
     BONDS (Continued)                  ----------- --------- ------------
     Medical Services -- 1.0%
       ALARIS Medical, Inc.,
        Sec'd. Notes,
        11.625%, 12/01/06..............     NR       $  100   $    108,000
        Sr. Disc. Notes, Zero Coupon
        (until 08/01/03),
        11.125%, 08/01/08..............    Caa2         100         60,000
       Bio-Rad Labs, Inc.,
        Sr. Sub. Notes,
        11.625%, 02/15/07..............     B2          100        110,750
       Hanger Orthopedic Group,
        Sr. Sub. Notes,
        11.25%, 06/15/09...............     B3           20         18,500
       HEALTHSOUTH Corp.,
        Sr. Sub. Notes,
        10.75%, 10/01/08...............    Ba2        1,500      1,650,000
       Select Medical Corp.,
        Sr. Sub. Notes,
        9.50%, 06/15/09................     B3          200        199,000
                                                              ------------
                                                                 2,146,250
                                                              ------------
     Miscellaneous Services -- 0.1%
       Polymer Group, Inc.,
        Sr. Sub. Notes, Ser. B,
        9.00%, 07/01/07(c).............     Ca           30          8,700
       Usec, Inc.,
        Sr. Notes,
        6.625%, 01/20/06...............    Ba1          175        163,922
        6.75%, 01/20/09................    Ba1          125        110,957
                                                              ------------
                                                                   283,579
                                                              ------------
     Office Equipment & Supplies -- 0.1%
       Xerox Capital Europe PLC,
        Gtd. Notes (United Kingdom),
        5.875%, 05/15/04...............    Ba1          135        120,415
                                                              ------------
     Oil & Gas -- 1.7%
       Comstock Resources, Inc.,
        Sr. Notes,
        11.25%, 05/01/07...............     B2           25         24,750
       El Paso Corp.,
        Sr. Notes, MTN,
        7.80%, 08/01/31................    Baa2         500        504,582
       Eott Energy Partners LP,
        Sr. Notes,
        11.00%, 10/01/09...............     B1          300        297,000
       Hanover Equipment Trust,
        Sec'd Notes,
        8.75%, 09/01/11................    Ba3           95         98,325
       Houston Exploration Co.,
        Sr. Sub. Notes,
        8.625%, 01/01/08...............     B2           55         55,550
       Kerr-McGee Corp.,
        Notes,
        2.65375%, 06/28/04(b)..........    Baa2       1,000        997,917
       Leviathan Gas Pipeline Co.,
        Sr. Sub. Notes,
        10.375%, 06/01/09..............     B1          200        212,000
       Occidental Petroleum Corp.,
        Sr. Notes,
        6.40%, 04/01/03................    Baa2         400        408,980

                                      Moody's   Principal
                                      Rating     Amount      Value
          CORPORATE                 (Unaudited)   (000)     (Note 2)
          BONDS (Continued)         ----------- --------- ------------
          Oil and Gas (cont'd.)
            Parker Drilling Co.,
             Sr. Notes, Ser. D,
             9.75%, 11/15/06.......     B1       $   75   $     74,625
            Stone Energy Corp.,
             Sr. Sub. Notes,
             8.25%, 12/15/11.......     B2          295        295,737
            Swift Energy Co.,
             Sr. Sub. Notes,
             10.25%, 08/01/09......     B2           40         40,400
            Tesoro Petroleum Corp.,
             Gtd. Notes, Ser. B,
             9.00%, 07/01/08.......     B1           15         15,113
             Sr. Sub. Notes,
             9.625%, 11/01/08......     B1           70         72,625
            Triton Energy Ltd.,
             Sr. Notes (Kenya),
             9.25%, 04/15/05.......    Baa2         250        275,000
                                                          ------------
                                                             3,372,604
                                                          ------------
          Paper & Packaging -- 0.2%
            Caraustar Industries, Inc.,
             Sr. Sub. Notes,
             9.875%, 04/01/11......    Ba1           75         78,375
            Doman Industries Ltd.,
             Sr. Notes,
             9.25%, 11/15/07.......    Caa1         100         18,500
            Norske Skog Canada, Ltd.,
             Sr. Notes,
             8.625%, 06/15/11......    Ba2          250        259,375
            Riverwood International Corp.,
             Gtd. Notes,
             10.625%, 08/01/07.....     B3           60         63,000
                                                          ------------
                                                               419,250
                                                          ------------
          Printing & Publishing -- 0.4%
            Canwest Media, Inc.,
             Sr. Sub. Notes,
             10.625%, 05/15/11.....     B2          225        239,344
            Mail-Well I Corp.,
             Sr. Sub. Notes,
             8.75%, 12/15/08.......     B2           40         31,200
            PRIMEDIA, Inc.,
             Gtd. Notes,
             8.875%, 05/15/11......     B1          200        170,000
            Quebecor Media, Inc.,
             Sr. Disc. Notes, Zero Coupon
             (until 07/15/06) (Canada),
             13.75%, 07/15/11......     B2          250        151,562
             Sr. Notes,
             11.125%, 07/15/11.....     B2          250        266,875
                                                          ------------
                                                               858,981
                                                          ------------
          Real Estate -- 0.3%
            CB Richard Ellis Services, Inc.,
             Gtd. Notes,
             11.25%, 06/15/11......     B2          125        106,875
            HMH Properties, Inc.,
             Sr. Notes, Ser. B,
             7.875%, 08/01/08......    Ba3          375        345,937

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

December 31, 2001


                                        Moody's   Principal
                                        Rating     Amount      Value
        CORPORATE                     (Unaudited)   (000)     (Note 2)
        BONDS (Continued)             ----------- --------- ------------
        Real Estate (cont'd.)
          Intrawest Corp.,
           Sr. Notes,
           10.50%, 02/01/10.........      B1       $  200   $    200,250
                                                            ------------
                                                                 653,062
                                                            ------------
        Restaurants -- 0.2%
          Felcor Suites LP,
           Gtd. Sr. Notes,
           7.375%, 10/01/04.........     Ba3          150        148,500
          Tricon Global Restaurants, Inc.,
           Sr. Notes,
           8.875%, 04/15/11.........     Ba1          300        320,250
                                                            ------------
                                                                 468,750
                                                            ------------
        Retail -- 0.8%
          Core-Mark Int'l, Inc.,
           Sr. Sub. Notes,
           11.375%, 09/15/03........      B3          135        129,600
          Dillard's, Inc.,
           Notes,
           6.125%, 11/01/03.........     Ba1          100         95,835
           6.43%, 08/01/04..........     Ba1          215        201,589
          Great Atlantic & Pacific Tea Co., Inc.,
           Notes,
           7.75%, 04/15/07...........     B2          125        119,375
          Kmart Corp.,
           Notes,
           9.875%, 06/15/08(h).......    Ba2          200        165,895
          Rite Aid Corp.,
           Deb. Notes,
           6.875%, 08/15/13..........    Caa2          50         35,000
           7.70%, 02/15/27...........    Caa2          50         34,250
           Gtd. Notes,
           11.25%, 07/01/08..........    Caa2         200        196,000
           Notes,
           6.00%, 12/15/05...........    Caa2         115         94,587
          Saks, Inc.,
           Gtd. Notes,
           7.375%, 02/15/19..........    Ba2          475        344,375
          Winn-Dixie Stores, Inc.,
           Gtd. Notes,
           8.875%, 04/01/08..........    Ba2          200        191,000
                                                            ------------
                                                               1,607,506
                                                            ------------
        Schools
          Kindercare Learning Center, Inc.,
           Sr. Sub. Notes,
           9.50%, 02/15/09...........     B3          100         95,500
                                                            ------------
        Semiconductors -- 0.1%
          Amkor Technology, Inc.,
           Sr. Notes,
           9.25%, 02/15/08...........     B1          150        141,750
          Fairchild Semiconductor Corp.,
           Sr. Sub. Notes,
           10.50%, 02/01/09..........     B2          115        122,188
                                                            ------------
                                                                 263,938
                                                            ------------

                                        Moody's   Principal
                                        Rating     Amount      Value
       CORPORATE                      (Unaudited)   (000)     (Note 2)
       BONDS  (Continued)             ----------- --------- ------------
       Steel & Metals -- 0.2%
         AK Steel Corp.,
          Sr. Notes,
          9.125%, 12/15/06...........     B1       $   55   $     56,238
         Century Aluminum Co.,
          1st Mtg. Notes,
          11.75%, 04/15/08...........    Ba3           85         87,975
         Compass Minerals Group, Inc.,
          Sr. Sub. Notes,
          10.00%, 08/15/11...........     B3          100        103,750
         United States Steel LLC,
          Gtd. Notes,
          10.75%, 08/01/08...........    Ba3           65         62,075
         WHX Corp.,
          Sr. Notes,
          10.50%, 04/15/05...........    Caa3          90         45,000
                                                            ------------
                                                                 355,038
                                                            ------------
       Telecommunications -- 2.0%
         British Telecommunications
          PLC (United Kingdom),
          Notes,
          8.125%, 12/15/10(e)........    Baa1       1,000      1,104,860
         Dobson Communications Corp.,
          Sr. Notes,
          10.875%, 07/01/10..........     B3          325        335,563
         Echostar Broadband Corp.,
          Sr. Notes,
          10.375%, 10/01/07..........     B1          250        261,875
         Echostar DBS Corp.,
          Sr. Notes,
          9.125%, 01/15/09...........     B1          200        200,500
         Fairpoint Communications, Inc., Sr.
          Sub. Notes,
          12.50%, 05/01/10...........     B3          110        104,500
         Global Crossing Holdings Ltd.
          (Bermuda),
          Sr. Notes,
          9.50%, 11/15/09(c)(h)......     Ca          750         82,500
         Level 3 Communications, Inc.,
          Sr. Disc. Notes, Zero Coupon
          (until 12/01/03),
          10.50%, 12/01/08...........    Caa3         130         36,400
         McLeod USA, Inc.,
          Sr. Disc. Notes, Zero Coupon
          (until 03/01/02),
          10.50%, 03/01/07...........     Ca          105         20,475
          Sr. Notes,
          11.375%, 01/01/09(c).......     Ca          200         45,000
         Netia Holdings BV (Poland),
          Sr. Disc. Notes, Ser. B,...
          11.25%, 11/01/07(c)........     Ca          250         40,000
         Nextel Communications, Inc.,
          Sr. Disc. Notes, Zero Coupon
          (until 09/15/02),
          10.65%, 09/15/07...........     B1          560        428,400
          Sr. Notes,
          9.375%, 11/15/09...........     B1          310        244,900

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

December 31, 2001


                                         Moody's   Principal
                                         Rating     Amount     Value
         CORPORATE                     (Unaudited)   (000)    (Note 2)
         BONDS (Continued)             ----------- --------- ----------
         Telecommunications (cont'd.)
           Nortel Networks Corp.,
            Sr. Gtd. Notes,
            4.25%, 09/01/08...........    Baa2       $  45   $   43,594
           Nortel Networks Ltd. (Canada),
            Conv. Notes,
            6.125%, 02/15/06..........    Baa2          35       28,637
           NTL Communications Corp.,
            Sr. Notes, Ser. B, Zero Coupon
            (until 10/01/03),
            12.375%, 10/01/08.........    Caa2         250       62,500
           Rogers Wireless Communications, Inc.,
            Sec'd Notes,
            9.625%, 05/01/11..........    Baa3          95       97,850
           Star Choice Communications, Inc.
            (Canada),
            Sr. Notes,
            13.00%, 12/15/05..........     B3          150      162,000
           Telewest Communications PLC
            (United Kingdom),
            Sr. Disc. Deb.,
            11.00%, 10/01/07..........     B2          250      180,000
           Tritel PCS, Inc.,
            Gtd. Notes,
            10.375%, 01/15/11.........     B3          100      114,500
            Gtd. Notes, Zero Coupon
            (until 05/15/04),
            12.75%, 05/15/09..........     B3          135      114,750
           United Pan-Europe Communications NV
            (Netherlands),
            Sr. Disc. Notes, Zero Coupon
            (until 08/01/04),
            12.50%, 08/01/09..........     Ca          100        8,500
           Voicestream Wireless Corp.,
            Sr. Disc. Notes, Zero Coupon
            (until 11/15/04),
            11.875%, 11/15/09.........    Baa1         195      169,492
            Sr. Notes,
            10.375%, 11/15/09.........    Baa1         195      221,325
                                                             ----------
                                                              4,108,121
                                                             ----------
         Tobacco
           DIMON, Inc.,
            Sr. Notes,
            9.625%, 10/15/11..........    Ba3           65       67,275
                                                             ----------
         Transportation/Shipping -- 0.3%
           Alliance Atlantis Commerce, Inc.,
            Sr. Sub. Notes,
            13.00%, 12/15/09..........     B1          275      297,000
           Stena AB (Sweden),
            Sr. Notes,
            8.75%, 06/15/07...........    Ba3          400      364,000
                                                             ----------
                                                                661,000
                                                             ----------
         Waste Management -- 0.7%
           Allied Waste North America, Inc.,
            Sr. Notes,
            7.375%, 01/01/04..........    Ba3          125      123,438
            7.875%, 01/01/09..........    Ba3          320      313,600
            8.50%, 12/01/08...........    Ba3          795      802,950

                                         Moody's   Principal
                                         Rating     Amount     Value
         CORPORATE                     (Unaudited)   (000)    (Note 2)
         BONDS (Continued)             ----------- --------- -----------
         Waste Management  (cont'd.)
           Allied Waste North America, Inc. (cont'd.)
            Sr. Sub. Notes,
            10.00%, 08/01/09.........      B2       $   50   $    51,500
           Waste Management, Inc.,
            Notes,
            8.75%, 05/01/18..........     Ba1          150       151,974
                                                             -----------
                                                               1,443,462
                                                             -----------
         TOTAL CORPORATE BONDS
          (cost $50,111,087)................................  48,113,455
                                                             -----------
         FOREIGN GOVERNMENT OBLIGATIONS -- 3.7%
           Republic of Brazil,
            5.4375%, 04/15/06.........     B1        1,080       948,685
           Republic of Panama,
            9.625%, 02/08/11..........    Ba1          750       760,494
           United Kingdom Treasury,
            6.50%, 12/07/03...........    Aaa        3,000     4,505,593
           United Mexican States,
            8.30%, 08/15/31...........    Baa3       1,300     1,274,000
                                                             -----------
         TOTAL FOREIGN GOVERNMENT OBLIGATIONS
          (cost $7,524,266).................................   7,488,772
                                                             -----------

                                                    Shares
         PREFERRED STOCKS                          ---------
         Cable
           Cablevision Systems Corp.
            (cost $134,688)...........               1,250       134,375
                                                             -----------
                                         Moody's   Principal
         FOREIGN                         Rating     Amount
         CONVERTIBLE                   (Unaudited)   (000)
         BONDS -- 0.2%                 ----------- ---------
           Hellenic Finance SCA (Greece),
            2.00%, 07/15/03
            (cost $526,875)...........     A2       $  500       446,789
                                                             -----------
         ASSET BACKED SECURITIES
           Continental Airlines, Inc.,
            Pass-thru Certs., Ser. 96-C,
            9.50%, 10/15/13
            (cost $59,382)............     Ba2          81        59,201
                                                             -----------
         COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.3%
           Bayview Financial Revolving
            Mortgage Loan,
            2.32%, 07/25/30(b)........    Aaa          784       783,724
           Bear Stearns Mortgage Securities, Inc.,
            6.50%, 12/28/23...........    Aaa          800       770,744
           Chase Mortgage Finance Corp.,
            7.75%, 04/25/30...........    Aaa        1,000     1,039,140
           Credit Suisse First Boston
            Mortgage Securities Corp.,
            6.608%, 10/19/39..........     NR          976       980,871
            6.96%, 06/20/29...........    Aaa          125       128,130
            7.50%, 11/19/29...........    Aaa          900       932,337
           CWMBS, Inc.,
            6.25%, 07/25/09...........    Aaa          500       511,875

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

December 31, 2001


         COLLATERALIZED                 Moody's   Principal
         MORTGAGE                       Rating     Amount     Value
         OBLIGATIONS                  (Unaudited)   (000)    (Note 2)
         (Continued)                  ----------- --------- ----------
           GMAC Commercial Mortgage
            Security, Inc.,
            6.945%, 09/15/33.........      Aaa     $  600   $  628,061
           Greenwich Capital Acceptance, Inc.,
            6.715%, 02/01/09.........       NR        480      493,887
           Norwest Asset Securities Corp.,
            6.75%, 10/25/28..........     AAA(g)      868      870,586
           Residential Funding Mortgage
            Securities, Inc.,
            6.50%, 06/25/29..........     AAA(g)    1,000      981,250
           Salomon Brothers Mortgage
            Securities, Inc.,
            2.28%, 07/25/29..........     Aaa          85       85,224
           Starwood Asset Receivables Trust,
            2.23%, 09/25/22..........     Aaa         168      168,353
           Structured Asset Mortgage
            Investments, Inc.,
            7.21561%, 02/25/30(b)....      Aaa        412      422,589
                                                            ----------
         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
          (cost $8,303,937)................................  8,796,771
                                                            ----------
         U.S. Government Agency Obligations -- 18.0%
           Federal Home Loan Mortgage Corp.,
            2.53%, 11/15/30..........                 449      449,811
            5.50%, 01/01/30..........               1,405    1,336,607
            6.00%, 11/15/30..........               1,000      979,060
            6.22%, 03/18/08..........               2,100    2,147,586
            6.50%, 08/15/23..........                  57       57,600
           Federal National Mortgage Assn.,
            5.50%, 08/01/09..........               2,000    1,966,260
            5.73%, 05/01/36..........                 736      747,611
            6.00%, 08/01/09..........               4,000    3,993,760
            6.30%, 08/01/29..........                 464      489,105
            7.104%, 08/01/09.........                 981    1,044,237
           Government National Mortgage Assn.,
            6.375%, 04/20/27.........                 668      681,046
            6.75%, 08/20/24..........                  47       48,091
            7.00%, 11/20/29..........                 423      431,742
            7.50%, 11/15/29..........                 598      618,877
            7.50%, 02/20/30..........                 631      663,521
            7.50%, 11/15/30..........                 623      644,692
            7.50%, 12/15/30..........                  20       20,867
            7.50%, 01/15/31..........                 795      822,696
            7.50%, 01/24/32..........               5,000    5,153,100
            7.625%, 10/20/27.........                 315      323,198
            8.00%, 01/16/30..........               1,165    1,224,565
            8.00%, 12/20/14..........               2,000    2,096,240
            8.00%, 08/20/31..........                 554      578,199
            8.00%, 01/24/32..........               3,000    3,140,640
            8.50%, 02/20/26..........                  14       14,562
            8.50%, 04/20/26..........                  10       10,807
            8.50%, 10/20/29..........                 368      389,112
            8.50%, 01/15/30..........                 163      172,534
            8.50%, 03/15/30..........                 364      386,475
            8.50%, 04/15/30..........                 348      369,092
            8.50%, 05/15/30..........                 553      586,137
            8.50%, 06/15/30..........                 323      342,617

      U.S. GOVERNMENT                    Moody's   Principal
      AGENCY                             Rating     Amount      Value
      OBLIGATIONS                      (Unaudited)   (000)     (Note 2)
      (Continued)                      ----------- --------- ------------
        Government National Mortgage Assn., (cont'd.)
         8.50%, 07/15/30..............              $1,423   $  1,509,315
         8.50%, 08/15/30..............                 537        569,329
         8.50%, 09/20/30..............                 202        213,518
         8.50%, 10/15/30..............                 181        192,469
         8.50%, 11/15/30..............                 284        300,721
         8.50%, 04/20/31..............                 596        630,520
        Small Business Administration,
         Gtd. Notes,
         7.59%, 01/01/20..............                 474        512,036
        Small Business Investment Cos.,
         8.017%, 02/10/10.............                 754        833,627
                                                             ------------
      TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (cost $35,848,085)...................................   36,691,982
                                                             ------------
      U.S. GOVERNMENT SECURITIES -- 6.9%
        United States Treasury Bonds,
         5.50%, 08/15/28..............               2,500      2,414,050
         6.25%, 08/15/23..............               1,300      1,375,361
         8.125%, 05/15/21.............               1,600      2,042,256
        United States Treasury Notes,
         5.625%, 05/15/08.............                 750        785,745
         6.50%, 10/15/06..............               1,000      1,087,500
        United States Treasury Strips,
         Zero coupon, 02/15/21........               4,900      1,554,721
        United States Treasury, Inflation Indexed,
         3.375%, 01/15/07(d)..........               4,599      4,610,508
         3.625%, 07/15/02(d)..........                 222        224,014
                                                             ------------
      TOTAL U.S. GOVERNMENT SECURITIES
       (cost $14,376,756)...................................   14,094,155
                                                             ------------
      TOTAL LONG-TERM INVESTMENTS
       (cost $198,391,049)..................................  200,456,126
                                                             ------------
      SHORT-TERM INVESTMENTS -- 10.8%
      U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.2%
        Small Business Administration,
         Gtd. Notes,
         7.452%, 03/01/02
          (cost $389,016).............                 389        416,995
                                                             ------------
      U.S. GOVERNMENT SECURITIES
        United States Treasury Bills,
         1.63%, 02/07/02(d)...........                  15         14,975
         1.65%, 02/07/02(d)...........                  30         29,949
                                                             ------------
      TOTAL U.S. GOVERNMENT SECURITIES
       (cost $44,924).......................................       44,924
                                                             ------------
      CORPORATE BONDS -- 1.6%
      Automobiles & Trucks   0.3%
        DaimlerChrysler NA Holdings Corp.,
         Gtd. Notes,
         7.125%, 03/01/02.............     A3       $  500   $    502,875
                                                             ------------
      Commercial Services -- 0.1%
        Comdisco, Inc.,
         Notes,
         6.00%, 01/30/02(c)...........    Caa1         200        152,000
                                                             ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

December 31, 2001


                                        Moody's   Principal
                                        Rating     Amount       Value
         CORPORATE                    (Unaudited)   (000)      (Note 2)
         BONDS (Continued)            ----------- ---------- ------------
         Computer Software & Services
           International Business Machines Corp.,
            Sr. Unsub. Notes,
            3.464%, 09/26/02.........     A1      $      100 $     89,204
                                                             ------------
         Diversified Services -- 0.3%
           Cox Enterprises, Inc.,
            Notes,
            6.625%, 06/14/02.........    Baa1            600      610,284
                                                             ------------
         Financial Services -- 0.7%
           Heller Financial, Inc.,
            Notes,
            2.37%, 05/07/02(b).......    Aaa           1,400    1,402,433
                                                             ------------
         Utilities -- 0.2%
           Southern California Edison Co.,
            Notes,
            4.43%, 05/01/02(b).......    Caa2            500      480,000
                                                             ------------
         TOTAL CORPORATE BONDS
           (cost $3,285,527)................................    3,236,796
                                                             ------------
         COMMERCIAL PAPER -- 1.2%
           American Electric Power Co., Inc.,
            4.26%, 02/13/02..........    P-1             600      596,947
           General Mills, Inc.,
            3.015%, 01/18/02.........    P-1             700      699,003
           Sprint Corp.,
            3.48%, 05/09/02..........    P-1             600      592,576
           William Cos., Inc.,
            3.48%, 04/17/02..........    P-1             500      494,877
                                                             ------------
         TOTAL COMMERCIAL PAPER
          (cost $2,383,403).................................    2,383,403
                                                             ------------
         REPURCHASE AGREEMENT -- 6.5%
           Joint Repurchase Agreement Account,
            (cost $13,149,000; Note 5),
            1.643333%, 01/02/02......                 13,149   13,149,000
                                                             ------------
                                                   Shares
         MUTUAL FUNDS -- 0.8%                     ----------
           Prudential Core Investment Fund-
            Taxable Money Market Series,
            (Note 4), (cost $1,615,188)........    1,615,188    1,615,188
                                                             ------------
         OUTSTANDING OPTIONS PURCHASED -- 0.5%
         Call Options                             Contracts
                                                  ----------
           United States Treasury Notes
            expiring 02/01/02 @ 93.83
            (cost $1,325,547)..................    9,500,000    1,093,165
                                                             ------------
         TOTAL SHORT-TERM INVESTMENTS
          (cost $22,192,605)................................   21,939,471
                                                             ------------
         TOTAL INVESTMENTS, BEFORE OUTSTANDING
          OPTIONS WRITTEN AND SHORT SALES --109.0%
          (cost $220,583,655)...............................  222,395,597
                                                             ------------

                                       Moody's   Principal
                                       Rating     Amount      Value
       INVESTMENTS SOLD              (Unaudited)   (000)     (Note 2)
       SHORT -- (1.1%)               ----------- --------- ------------
         United States Treasury Bonds,
          5.375%, 02/15/31
          (proceeds $(2,299,688))...             $ (2,300) $ (2,266,581)
                                                           ------------
       OUTSTANDING OPTIONS                       Contracts
       WRITTEN                                   ---------
       Call Options
         United States Treasury Notes
          expiring 02/01/02 @ 112.00               (9,000)         (844)
                                                           ------------
       Put Options
         United States Treasury Bonds
          expiring 02/01/02 @ 100.00               (4,000)       (4,875)
         United States Treasury Notes
          expiring 02/01/02 @ 102.00              (11,000)       (5,328)
         United States Treasury Notes
          expiring 02/01/02 @ 103.00              (32,000)      (23,000)
                                                           ------------
                                                                (33,203)
                                                           ------------
       TOTAL OUTSTANDING OPTIONS WRITTEN
        (premium received $(34,512))......................      (34,047)
                                                           ------------
       TOTAL INVESTMENTS, NET OF
        OUTSTANDING OPTIONS WRITTEN
        AND INVESTMENTS SOLD SHORT -- 107.9%
         (cost $218,249,455; Note 7)......................  220,094,969
       VARIATION MARGIN ON OPEN FUTURES
        CONTRACTS(i)......................................       58,947
       UNREALIZED DEPRECIATION ON FORWARD
        FOREIGN CURRENCY CONTRACTS(j).....................      (23,595)
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (7.9)%..................................  (16,074,697)
                                                           ------------
       NET ASSETS -- 100.0%............................... $204,055,624
                                                           ============

The following abbreviations are used in portfolio descriptions:


             ADR American Depository Receipt
             BV  Beloten Venoutschap (Dutch Corporation)
             LLC Limited Liability Company
             LP  Limited Partnership
             NV  Naamloze Vennootschap (Dutch Corporation)
             PLC Public Limited Company (British Corporation)
             SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
             AB  Aktiebolag (Swedish Stock Company)
             SCA Societe Capital Anonyme (French Corporation)

(a)Non-income producing security.

(b)Rate shown reflects current rate of variable instruments.

(c)Issuer in default.

(d)Security, or a portion thereof, segregated as collateral for futures contracts.

(e)Increase/decrease in rate variable upon increase/decrease in Standard & Poor's or Moody's rating.

(f)Indicates a restricted security; the aggregate cost of such securities is $1,324,386. The aggregate value of $1,258,725 is approximately 0.6% of net assets at December 31, 2001.

(g)Standard & Poor's rating.


(h)Subsequent to December 31, 2001, issuer declared bankruptcy.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

December 31, 2001



(i)Open futures contracts as of December 31, 2001 are as follows:

                                                     Value at
  Number of                  Expiration  Value at  December 31, Appreciation/
  Contracts       Type          Date    Trade Date     2001     Depreciation
  --------- ---------------- ---------- ---------- ------------ -------------
  Long Positions:
     33       U.S. 10 Year
              Treasury Notes     Mar 02 $3,523,008  $3,469,641    $(53,367)
     25       U.S. 30 Year
              Treasury Bonds     Mar 02  2,503,142   2,538,281      35,139
     23       Eurodollars        Dec 02  5,526,900   5,539,838      12,938
     23       Eurodollars        Mar 03  5,500,450   5,502,175       1,725
     23       Eurodollars        Jun 03  5,477,163   5,466,238     (10,925)
     23       Eurodollars       Sept 03  5,458,475   5,439,500     (18,975)
                                                                  --------
                                                                   (33,465)
  Short Positions:
     20       U.S. 5 Year
              Treasury Notes     Mar 02  2,141,515   2,116,563      24,952
                                                                  --------
                                                                  $ (8,513)
                                                                  ========

(j)Outstanding forward currency contracts as of December 31, 2001 are as follows:

       Foreign Currency      Value at         Value at
       Contract           Settlement Date December 31, 2001 Depreciation
       ------------------ --------------- ----------------- ------------
       Purchased:
        Eurodollars
         expiring 1/11/02    $574,778         $557,873        $(16,905)
       Sold:
        Eurodollars
         expiring 1/11/02     570,757          577,447          (6,690)
                                                              --------
                                                              $(23,595)
                                                              ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

                               EQUITY PORTFOLIO

December 31, 2001



          LONG-TERM INVESTMENTS -- 95.7%                   Value
                                              Shares      (Note 2)
          COMMON STOCKS -- 95.4%             --------- --------------
          Aerospace/Defense -- 2.5%
            Boeing Co.......................   235,174 $    9,120,048
            General Dynamics Corp...........    52,002      4,141,439
            Lockheed Martin Corp............    27,425      1,279,925
            Northrop Grumman Corp...........   494,522     49,852,763
            Raytheon Co.....................   740,700     24,050,529
            United Technologies Corp........   399,204     25,800,554
                                                       --------------
                                                          114,245,258
                                                       --------------
          Agricultural Products -- 0.2%
            Monsanto Co.....................   252,600      8,537,880
                                                       --------------
          Airlines
            AMR Corp.(a)....................    23,496        520,906
            Delta Air Lines, Inc............     7,208        210,906
            Southwest Airlines Co...........    84,291      1,557,698
                                                       --------------
                                                            2,289,510
                                                       --------------
          Apparel -- 0.1%
            Jones Apparel Group, Inc.(a)....    12,685        420,762
            NIKE, Inc. (Class "B" Stock)....    37,363      2,101,295
                                                       --------------
                                                            2,522,057
                                                       --------------
          Autos - Cars & Trucks -- 0.9%
            Delphi Automotive Systems Corp..   180,000      2,458,800
            Ford Motor Co...................   203,101      3,192,748
            General Motors Corp.............    66,164      3,215,570
            Harley-Davidson, Inc............   463,761     25,186,860
            PACCAR, Inc.....................   121,500      7,972,830
            TRW, Inc........................    31,929      1,182,650
            Visteon Corp....................    21,623        325,210
                                                       --------------
                                                           43,534,668
                                                       --------------
          Banks and Savings & Loans -- 2.8%
            Bank of America Corp............   447,883     28,194,235
            Bank One Corp................... 1,337,514     52,229,922
            Comerica, Inc...................    38,055      2,180,551
            Mellon Financial Corp...........    24,866        935,459
            National City Corp..............    34,596      1,011,587
            PNC Financial Services Group....   146,803      8,250,328
            SouthTrust Corp.................    19,821        488,984
            U.S. Bancorp....................   154,960      3,243,313
            Wachovia Corp...................    36,038      1,130,152
            Washington Mutual, Inc..........   216,009      7,063,494
            Wells Fargo & Co................   517,702     22,494,152
                                                       --------------
                                                          127,222,177
                                                       --------------
          Chemicals -- 0.6%
            Air Products & Chemicals, Inc...   222,422     10,433,816
            Dow Chemical Co.................   100,486      3,394,417
            E.I. du Pont de Nemours & Co....   106,310      4,519,238
            Ecolab, Inc.....................   174,415      7,020,204
            Praxair, Inc....................    23,176      1,280,474
            Rohm & Haas Co..................    44,110      1,527,529
            Sherwin-Williams Co.............    20,757        570,818
            Sigma-Aldrich Corp..............    12,613        497,078
                                                       --------------
                                                           29,243,574
                                                       --------------
          Commercial Services -- 0.5%
            Automatic Data Processing, Inc..    70,561      4,156,043
            Cintas Corp.....................     2,189        105,072
            Concord EFS, Inc.(a)............    64,939      2,128,700

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Commercial Services (cont'd.)
           Convergys Corp.(a).................    42,769 $    1,603,410
           First Data Corp....................    95,029      7,455,025
           Paychex, Inc.......................    43,029      1,499,561
           Pitney Bowes, Inc..................    30,416      1,143,946
           Sabre Holdings Corp.
            (Class "A" Stock)(a)..............    13,910        589,088
           Waste Management, Inc..............    66,381      2,118,218
                                                         --------------
                                                             20,799,063
                                                         --------------
         Computers -- 3.5%
           Compaq Computer Corp............... 1,158,822     11,310,103
           Dell Computer Corp.(a).............   907,241     24,658,810
           Hewlett-Packard Co.................   759,566     15,601,486
           International Business Machines
            Corp..............................   785,772     95,046,981
           Sun Microsystems, Inc.(a).......... 1,196,073     14,711,698
                                                         --------------
                                                            161,329,078
                                                         --------------
         Computer Software & Services -- 0.8%
           Cisco Systems, Inc.(a)............. 1,095,220     19,834,434
           Citrix Systems, Inc.(a)............    35,461        803,546
           Computer Associates International,
            Inc...............................    31,914      1,100,714
           Electronic Data Systems Corp.......    59,750      4,095,863
           EMC Corp...........................   200,583      2,695,836
           Network Appliance, Inc.(a).........    12,644        276,524
           NVIDIA Corp.(a)....................    14,919        998,081
           Unisys Corp.(a)....................   154,702      1,939,963
           VERITAS Software Corp.(a)..........   106,139      4,758,211
           Yahoo!, Inc.(a)....................    36,887        654,376
                                                         --------------
                                                             37,157,548
                                                         --------------
         Consumer Products -- 2.7%
           Avon Products, Inc.................    51,866      2,411,769
           Colgate-Palmolive Co...............    70,633      4,079,056
           Estee Lauder Cos., Inc.
            (Class "A" Stock).................    25,406        814,516
           Gillette Co........................    59,426      1,984,829
           Kimberly-Clark Corp................   357,100     21,354,580
           Philip Morris Cos., Inc............ 1,791,860     82,156,781
           Procter & Gamble Co................   134,816     10,667,990
                                                         --------------
                                                            123,469,521
                                                         --------------
         Diversified Industries
           Avery Dennison Corp................    14,127        798,599
                                                         --------------
         Diversified Manufacturing Operations -- 3.0%
           Honeywell International, Inc.......    57,492      1,944,379
           Minnesota Mining & Manufacturing
            Co................................   388,174     45,886,049
           Tyco International, Ltd............ 1,551,274     91,370,039
                                                         --------------
                                                            139,200,467
                                                         --------------
         Diversified Operations -- 0.8%
           Cendant Corp.(a)...................    83,102      1,629,630
           Williams Cos., Inc................. 1,352,948     34,527,233
                                                         --------------
                                                             36,156,863
                                                         --------------
         Drugs & Medical Supplies -- 0.8%
           Amgen, Inc.(a).....................   179,761     10,145,711
           Becton Dickinson & Co..............    25,889        858,220

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

December 31, 2001


                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Drugs & Medical Supplies (cont'd.)
         Biogen, Inc.(a).......................    14,454 $      828,937
         Cephalon, Inc.(a).....................    41,500      3,136,778
         Genzyme Corp.(a)......................    21,766      1,302,913
         Invitrogen Corp.(a)...................    42,100      2,607,253
         MedImmune, Inc.(a)....................   296,371     13,736,796
         Nycomed Amersham PLC..................   301,500      2,917,049
                                                          --------------
                                                              35,533,657
                                                          --------------
       Electronics -- 0.5%
         Agilent Technologies, Inc.(a).........   139,609      3,980,253
         Corning, Inc..........................    78,850        703,342
         Emerson Electric Co...................   175,787     10,037,438
         Flextronics International, Ltd.
          (Singapore)(a).......................    85,000      2,039,150
         JDS Uniphase Corp.(a).................   133,862      1,161,922
         Johnson Controls, Inc.................    10,667        861,360
         Molex, Inc. (Class "A" Stock).........    69,516      1,880,408
         Parker-Hannifin Corp..................    12,723        584,113
         PerkinElmer, Inc......................    18,213        637,819
         Sanmina Corp.(a)......................    73,516      1,462,969
         Solectron Corp.(a)....................    84,112        948,783
                                                          --------------
                                                              24,297,557
                                                          --------------
       Exchange Traded Fund -- 0.5%
         SPDR Trust Series 1...................   204,200     23,325,766
                                                          --------------
       Financial Services -- 7.9%
         American Express Co...................   404,253     14,427,790
         Bank of New York Co., Inc............. 1,283,339     52,360,231
         Capital One Financial Corp............    41,661      2,247,611
         Citigroup, Inc........................   793,500     40,055,880
         Federal Home Loan Mortgage Corp.......   412,201     26,957,946
         Federal National Mortgage Association.   194,246     15,442,557
         Fifth Third Bancorp...................   156,275      9,584,346
         FleetBoston Financial Corp............ 1,123,064     40,991,836
         Goldman Sachs Group, Inc..............   154,523     14,332,008
         H&R Block, Inc........................    27,497      1,229,116
         Household International, Inc..........   448,940     26,011,584
         J.P. Morgan Chase & Co................   432,878     15,735,115
         Lehman Brothers Holdings, Inc.........    49,660      3,317,288
         MBNA Corp.............................   764,121     26,897,059
         Merrill Lynch & Co., Inc..............   276,253     14,398,306
         Moody's Corp..........................    18,019        718,237
         Morgan Stanley Dean Witter & Co....... 1,083,320     60,600,921
                                                          --------------
                                                             365,307,831
                                                          --------------
       Food & Beverage -- 2.9%
         Anheuser-Busch Cos., Inc..............   112,892      5,103,847
         Brown-Forman Corp.
          (Class "B" Stock)....................     3,086        193,184
         Campbell Soup Co......................    37,767      1,128,100
         Coca-Cola Co..........................   328,648     15,495,753
         ConAgra Foods, Inc....................   266,900      6,344,213
         General Mills, Inc....................    73,588      3,827,312
         Heinz (H.J.) Co.......................    28,109      1,155,842
         Hershey Foods Corp....................    29,623      2,005,477
         Kraft Foods, Inc. (Class "A" Stock)...   149,750      5,095,993
         Kroger Co.(a).........................   251,272      5,244,047
         PepsiCo, Inc.......................... 1,434,489     69,845,269
         Sara Lee Corp.........................    89,805      1,996,365

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Food & Beverage (cont'd.)
        SYSCO Corp..............................   128,437 $    3,367,618
        The Pepsi Bottling Group, Inc...........    29,550        694,425
        Unilever NV, ADR (Netherlands)..........   248,670     14,325,879
                                                           --------------
                                                              135,823,324
                                                           --------------
      Healthcare Service -- 5.6%
        Amersham PLC, ADR
         (United Kingdom).......................    27,700      1,324,337
        Baxter International, Inc...............   186,089      9,979,953
        Cardinal Health, Inc....................   109,452      7,077,166
        CIGNA Corp..............................   593,500     54,987,775
        HCA-The Healthcare Co...................   658,849     25,392,041
        Health Net Inc.(a)...................... 1,649,400     35,923,932
        Laboratory Corp. of America
         Holdings(a)............................    10,622        858,789
        Medtronic, Inc..........................   198,434     10,161,805
        Sepracor Inc.(a)........................   972,000     55,462,320
        St. Jude Medical, Inc.(a)...............    40,500      3,144,825
        Tenet Healthcare Corp.(a)...............    64,867      3,808,990
        UnitedHealth Group, Inc.................    52,679      3,728,093
        Wellpoint Health Networks, Inc.(a)......   407,300     47,593,005
                                                           --------------
                                                              259,443,031
                                                           --------------
      Insurance -- 6.2%
        ACE, Ltd................................    16,217        651,113
        AFLAC, Inc..............................    19,184        471,159
        Allstate Corp...........................   103,139      3,475,784
        American International Group, Inc....... 1,510,967    119,970,780
        Berkshire Hathaway, Inc.
         (Class "A" Stock)(a)...................        75      5,670,000
        Chubb Corp..............................    18,884      1,302,996
        Hartford Financial Services Group, Inc..   868,028     54,538,199
        John Hancock Financial Services, Inc....    69,047      2,851,641
        Lincoln National Corp...................    36,038      1,750,366
        Loews Corp..............................   931,886     51,607,847
        Marsh & McLennan Companies, Inc.........    63,492      6,822,215
        MetLife, Inc............................   107,169      3,395,114
        MGIC Investment Corp....................    11,892        733,974
        St. Paul Cos., Inc......................    13,694        602,125
        XL Capital, Ltd. (Class "A" Stock)
         (Bermuda)..............................   353,200     32,268,352
                                                           --------------
                                                              286,111,665
                                                           --------------
      Leisure -- 0.6%
        Carnival Corp...........................    51,173      1,436,938
        Harrah's Entertainment, Inc.(a).........    30,487      1,128,324
        International Game Technology(a)........     4,325        295,397
        Marriott International, Inc.
         (Class "A" Stock)......................   409,498     16,646,094
        MGM Mirage, Inc.(a).....................   204,500      5,903,915
        Starwood Hotels & Resorts Worldwide,
         Inc....................................    15,979        476,973
                                                           --------------
                                                               25,887,641
                                                           --------------
      Machinery -- 1.1%
        Caterpillar, Inc........................    25,154      1,314,297
        Cummins, Inc............................   107,000      4,123,780
        Danaher Corp............................   216,678     13,067,850
        Deere & Co..............................     9,631        420,489

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

December 31, 2001


                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Machinery (cont'd.)
         Dover Corp............................    42,055 $    1,558,979
         Eaton Corp............................     8,000        595,280
         Navistar International Corp...........    61,700      2,437,150
         SPX Corp.(a)..........................   209,000     28,612,100
                                                          --------------
                                                              52,129,925
                                                          --------------
       Media -- 4.8%
         AOL Time Warner, Inc.(a)..............   828,343     26,589,810
         Charter Communications, Inc.
          (Class "A" Stock)(a).................    63,858      1,049,187
         Clear Channel Communications, Inc.(a).    68,615      3,493,190
         Comcast Corp.
          (Special Class "A" Stock)(a).........   212,040      7,633,440
         Gannett Co., Inc......................    15,712      1,056,318
         Interpublic Group of Cos., Inc........    30,848        911,250
         Knight-Ridder, Inc....................   148,700      9,655,091
         Liberty Media Corp.
          (Class "A" Stock)(a)................. 4,036,086     56,505,204
         McGraw Hill, Inc......................    20,542      1,252,651
         New York Times Co.
          (Class "A" Stock)....................   543,823     23,520,345
         News Corp., Ltd., ADR (Australia).....   999,700     26,452,062
         Omnicom Group, Inc....................    26,092      2,331,320
         TMP Worldwide, Inc.(a)................    11,460        491,634
         Tribune Co............................    54,056      2,023,316
         Univision Communications, Inc.
          (Class "A" Stock)(a).................    21,190        857,347
         Viacom, Inc. (Class "B" Stock)(a)..... 1,171,981     51,742,961
         Walt Disney Co........................   203,250      4,211,340
                                                          --------------
                                                             219,776,466
                                                          --------------
       Metal & Minerals -- 1.7%
         Freeport-McMoRan Copper & Gold,
          Inc.(a).............................. 3,853,300     49,707,570
         Phelps Dodge Corp.....................   819,700     26,558,280
                                                          --------------
                                                              76,265,850
                                                          --------------
       Mining -- 0.9%
         Barrick Gold Corp.....................    45,911        732,280
         Newmont Mining Corp................... 2,016,908     38,543,112
         Placer Dome, Inc. (Canada)............    29,113        317,623
                                                          --------------
                                                              39,593,015
                                                          --------------
       Oil & Gas -- 7.5%
         Amerada Hess Corp.....................   399,400     24,962,500
         Anadarko Petroleum Corp...............   500,100     28,430,685
         BP PLC, ADR (United Kingdom)..........    22,205      1,032,755
         Burlington Resources, Inc.............    54,488      2,045,479
         ChevronTexaco Corp....................   130,924     11,732,100
         Conoco, Inc........................... 1,566,161     44,322,356
         Devon Energy Corp.....................    83,633      3,232,415
         El Paso Corp.......................... 1,309,230     58,404,750
         Exxon Mobil Corp.(b).................. 1,546,007     60,758,075
         Halliburton Co........................   689,500      9,032,450
         Kerr-McGee Corp.......................   445,900     24,435,320
         Nabors Industries, Inc.(a)............    61,336      2,105,665
         Phillips Petroleum Co.................   762,364     45,940,055

                                                                  Value
     COMMON STOCKS                                    Shares     (Note 2)
     (Continued)                                     --------- ------------
     Oil & Gas (cont'd.)
       Royal Dutch Petroleum Co.,
        ADR (Netherlands)...........................   263,277 $ 12,905,839
       TotalFinaElf SA, ADR (France)................   263,000   18,473,120
                                                               ------------
                                                                347,813,564
                                                               ------------
     Oil & Gas Services -- 1.2%
       GlobalSantaFe Corp...........................    78,561    2,240,560
       Kinder Morgan, Inc...........................    39,569    2,203,597
       Schlumberger, Ltd............................    87,138    4,788,233
       Transocean Sedco Forex, Inc.................. 1,281,600   43,343,712
       Weatherford International, Inc.(a)...........    39,357    1,466,442
                                                               ------------
                                                                 54,042,544
                                                               ------------
     Paper & Forest Products -- 0.9%
       Ball Corp....................................     8,144      575,781
       Bowater, Inc.................................    17,587      838,900
       International Paper Co.......................    57,659    2,326,541
       Sealed Air Corp.(a)..........................    20,542      838,524
       Temple-Inland, Inc...........................   535,700   30,390,261
       UPM-Kymmene Oyj, ADR (Finland)...............   153,900    5,140,260
       Weyerhaeuser Co..............................    41,299    2,233,450
       Willamette Industries, Inc...................    11,388      593,542
                                                               ------------
                                                                 42,937,259
                                                               ------------
     Pharmaceuticals -- 9.3%
       Abbott Laboratories.......................... 1,262,289   70,372,612
       Allergan, Inc................................    15,784    1,184,589
       American Home Products Corp.................. 1,032,918   63,379,848
       Bristol-Myers Squibb Co......................   885,571   45,164,121
       Eli Lilly & Co...............................   270,811   21,269,496
       Genentech, Inc.(a)...........................    29,900    1,622,075
       Immunex Corp.(a).............................   101,400    2,809,794
       IMS Health, Inc..............................    60,319    1,176,824
       Johnson & Johnson............................   804,673   47,556,174
       Merck & Co., Inc.............................   312,755   18,389,994
       Novartis AG, ADR (Switzerland)...............   681,000   24,856,500
       Pfizer, Inc.(b).............................. 1,603,412   63,895,968
       Pharmacia Corp............................... 1,214,884   51,814,803
       Teva Pharmaceutical Industries, Ltd.,
        ADR (Israel)................................   264,400   16,294,972
                                                               ------------
                                                                429,787,770
                                                               ------------
     Real Estate Investment Trust -- 0.1%
       CarrAmerica Realty Corp......................   165,800    4,990,580
       Equity Office Properties Trust...............    27,820      836,826
                                                               ------------
                                                                  5,827,406
                                                               ------------
     Restaurants -- 1.0%
       Darden Restaurants, Inc...................... 1,196,000   42,338,400
       McDonald's Corp..............................   164,186    4,346,003
                                                               ------------
                                                                 46,684,403
                                                               ------------
     Retail -- 5.3%
       Bed Bath & Beyond, Inc.(a)...................    36,325    1,231,418
       Best Buy Co., Inc.(a)........................    13,478    1,003,841
       Circuit City Stores-Circuit City Group, Inc..   313,800    8,143,110
       Costco Wholesale Corp.(a)....................   852,807   37,847,575
       CVS Corp.....................................    63,498    1,879,541

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

December 31, 2001


                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Retail (cont'd.)
          Family Dollar Stores, Inc............    18,379 $      551,002
          Federated Department Stores, Inc.(a).   915,737     37,453,643
          Home Depot, Inc...................... 1,473,136     75,144,667
          Kohl's Corp.(a)......................    11,100        781,884
          Lowe's Cos., Inc.....................   101,769      4,723,099
          May Department Stores Co.............    13,983        517,091
          Safeway, Inc.(a).....................   740,787     30,927,857
          Staples, Inc.(a).....................   213,400      3,990,580
          Starbucks Corp.(a)...................    70,633      1,345,559
          Target Corp..........................   189,844      7,793,096
          The Gap, Inc.........................    61,624        859,039
          Tiffany & Co.........................    29,046        914,078
          Wal-Mart Stores, Inc.(b).............   495,441     28,512,630
          Walgreen Co..........................    70,561      2,375,083
                                                          --------------
                                                             245,994,793
                                                          --------------
        Semiconductors -- 3.7%
          Analog Devices, Inc.(a)..............    73,584      3,266,394
          Applied Materials, Inc.(a)...........   313,111     12,555,751
          Broadcom Corp.(a)....................    19,532        798,273
          Intel Corp........................... 1,705,639     53,642,347
          Linear Technology Corp...............    54,311      2,120,301
          Micron Technology, Inc.(a)........... 1,367,253     42,384,843
          National Semiconductor Corp.(a)......    90,000      2,771,100
          Novellus Systems, Inc.(a)............    27,856      1,098,919
          Teradyne, Inc.(a)....................    96,100      2,896,454
          Texas Instruments, Inc............... 1,692,752     47,397,056
          Xilinx, Inc.(a)......................    35,028      1,367,843
                                                          --------------
                                                             170,299,281
                                                          --------------
        Software -- 4.9%
          Adobe Systems, Inc...................     9,179        285,008
          BEA Systems, Inc.(a).................   562,800      8,667,120
          BMC Software, Inc.(a)................   722,153     11,821,644
          Intuit, Inc.(a)......................    58,853      2,517,731
          Microsoft Corp.(a)................... 2,592,583    171,758,624
          Oracle Corp.(a)...................... 2,189,504     30,237,050
          PeopleSoft, Inc.(a)..................    25,159      1,011,392
          Siebel Systems, Inc.(a)..............    30,968        866,485
                                                          --------------
                                                             227,165,054
                                                          --------------
        Steel & Metals -- 1.5%
          Alcan, Inc. (Canada).................    39,641      1,424,301
          Alcoa, Inc........................... 1,962,167     69,755,037
          Nucor Corp...........................     7,208        381,736
                                                          --------------
                                                              71,561,074
                                                          --------------
        Telecommunications -- 6.0%
          ADC Telecommunications, Inc.(a)......    43,244        198,922
          ALLTEL Corp..........................    25,129      1,551,213
          AT&T Corp............................ 3,517,498     63,807,414
          AT&T Wireless Services, Inc.(a)...... 1,044,482     15,009,206
          BellSouth Corp.......................   150,106      5,726,544
          CIENA Corp.(a).......................    35,100        502,281
          Comverse Technology, Inc.(a).........   259,900      5,813,963
          Lucent Technologies, Inc.............   251,036      1,579,016

                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                            --------- --------------
        Telecommunications (cont'd.)
          Motorola, Inc.......................   306,910 $    4,609,788
          Nextel Communications, Inc.
           (Class "A" Stock)(a)...............   467,402      5,122,726
          Nokia Oyj, ADR (Finland)............ 1,852,400     45,439,372
          Nortel Networks Corp. (Canada)......   312,083      2,340,623
          QUALCOMM, Inc.(a)...................    72,003      3,636,152
          Qwest Communications International,
           Inc................................   183,199      2,588,602
          SBC Communications, Inc.............   598,890     23,458,521
          Sprint Corp. (FON Group)............    60,462      1,214,077
          Sprint Corp. (PCS Group)(a)......... 1,246,370     30,423,892
          Verizon Communications, Inc......... 1,001,929     47,551,550
          Vodafone Group PLC, ADR
           (United Kingdom)...................   570,909     14,660,943
          WorldCom, Inc. -- WorldCom Group....   248,023      3,492,164
                                                         --------------
                                                            278,726,969
                                                         --------------
        Transportation -- 0.5%
          Burlington Northern Santa Fe Corp...    61,407      1,751,942
          Canadian National Railway Co.
           (Canada)...........................   306,000     14,773,680
          CSX Corp............................    11,532        404,196
          FedEx Corp.(a)......................    31,352      1,626,542
          Norfolk Southern Corp...............    24,078        441,350
          Union Pacific Corp..................    29,911      1,704,927
          United Parcel Service, Inc.
           (Class "B" Stock)..................     1,467         79,951
                                                         --------------
                                                             20,782,588
                                                         --------------
        Utilities -- 1.6%
          AES Corp.(a)........................    65,515      1,071,170
          Calpine Corp.(a)....................    89,805      1,507,826
          Dominion Resources, Inc.............    49,660      2,984,566
          Duke Energy Corp....................   125,698      4,934,903
          Dynegy, Inc. (Class "A" Stock)......    82,120      2,094,060
          Entergy Corp........................    44,687      1,747,709
          Exelon Corp.........................   116,047      5,556,330
          FirstEnergy Corp.................... 1,012,200     35,406,756
          Mirant Corp.(a).....................    36,188        579,732
          NiSource, Inc.......................    28,829        664,797
          Southern Co.........................   495,651     12,564,753
          TXU Corp............................    54,056      2,548,740
                                                         --------------
                                                             71,661,342
                                                         --------------
        TOTAL COMMON STOCKS
         (cost $4,493,920,690)................            4,403,286,038
                                                         --------------
        PREFERRED STOCKS -- 0.2%
          Electronic Data Systems Corp.
           (cost $ 6,600,000).................   132,000      7,425,000
        CONVERTIBLE BONDS -- 0.1%
          Teradyne, Inc., 3.75%, 10/15/06
           (cost $5,153,970).................. 4,575,000      6,284,906
        TOTAL LONG-TERM INVESTMENTS
          (cost $4,505,674,660).......................    4,416,995,944
                                                         --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

December 31, 2001


                                              Principal
                                               Amount         Value
       SHORT-TERM                               (000)        (Note 2)
       INVESTMENTS -- 4.3%                   ------------ --------------
       Repurchase Agreement -- 1.2%
         Joint Repurchase Agreement
          Account (Note 5),
          1.64%, 01/02/02................... $     54,191 $   54,191,000
                                                          --------------
                                               Shares
                                             ------------
       Mutual Funds -- 3.1%
         Prudential Core Investment Fund --
           Taxable Money Market Series
           (Note 4).........................  145,406,474    145,406,474
                                                          --------------
       TOTAL SHORT-TERM INVESTMENTS
         (cost $199,597,474)...........................      199,597,474
                                                          --------------
       TOTAL INVESTMENTS -- 100.0%
         (cost $4,705,272,134; Note 7).................    4,616,593,418
       VARIATION MARGIN ON OPEN FUTURES
        CONTRACTS(c).....................................       (216,906)
       ASSETS IN EXCESS OF OTHER
        LIABILITIES......................................        542,835
                                                          --------------
       NET ASSETS -- 100.0%.............................. $4,616,919,347
                                                          ==============

The following abbreviations are used in portfolio descriptions:

             ADR American Depository Receipt
             NV  Naamloze Vennootschap (Dutch Corporation)
             PLC Public Limited Company (British Corporation)
             SA Sociedad Anonmia (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)Security segregated as collateral for futures contracts.

(c)Open futures contracts as of December 31, 2001 are as follows:

 Number of               Expiration  Value at       Value at
 Contracts     Type         Date    Trade Date  December 31, 2001 Appreciation
 --------- ------------- ---------- ----------- ----------------- ------------
 Long Positions:
 81        S&P 500 Index   Mar 02   $22,939,400    $23,271,300      $331,900
                                                                    ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

                               GLOBAL PORTFOLIO

December 31, 2001


       LONG-TERM INVESTMENTS -- 91.1%                          Value
                                                   Shares     (Note 2)
       COMMON STOCKS                             ---------- ------------
       Australia -- 3.3%
         BHP Billiton, Ltd......................  3,665,367 $ 19,653,061
         Commonwealth Bank of Australia.........    618,973    9,463,394
                                                            ------------
                                                              29,116,455
                                                            ------------
       Bermuda -- 2.0%
         Tyco International, Ltd................    304,200   17,917,380
                                                            ------------
       Canada -- 0.5%
         Alcan, Inc.............................    131,100    4,710,423
                                                            ------------
       China -- 0.3%
         Aluminum Corporation of China, Ltd.(a). 13,262,600    2,313,017
         Aluminum Corporation of China, Ltd.
          (ADR)(a)..............................     35,000      611,800
                                                            ------------
                                                               2,924,817
                                                            ------------
       Finland -- 2.0%
         Nokia Oy...............................    688,900   17,782,914
                                                            ------------
       France -- 3.4%
         Altran Technologies SA.................     39,137    1,770,401
         JC Decaux SA(a)........................    335,968    3,758,286
         STMicroelectronics NV..................    251,000    8,065,423
         TotalFinaElf SA........................    116,525   16,659,872
                                                            ------------
                                                              30,253,982
                                                            ------------
       Republic of Germany -- 2.3%
         Deutsche Boerse AG.....................    294,310   11,335,416
         Muenchener Rueckversicherungs--
          Gesellschaft AG.......................     33,600    9,133,055
                                                            ------------
                                                              20,468,471
                                                            ------------
       Hong Kong -- 2.0%
         China Merchants Holdings International
          Co., Ltd.............................. 12,568,600    8,058,758
         China Mobile, Ltd.(a)..................  1,200,800    4,226,922
         Li & Fung, Ltd.........................  4,571,800    5,129,871
                                                            ------------
                                                              17,415,551
                                                            ------------
       Italy -- 4.9%
         Banca Popolare di Verona(b)............    150,103    1,471,737
         Bulgari SpA(b).........................  1,028,800    7,996,420
         Riunione Adriatica di Sicurta SpA(b)...  1,109,286   13,081,320
         Snam Rete Gas SpA(a)...................  1,716,400    4,543,841
         Telecom Italia SpA.....................  1,185,000   10,139,995
         Tod's SpA(b)...........................    150,700    6,179,015
                                                            ------------
                                                              43,412,328
                                                            ------------
       Japan -- 8.1%
         Mitsubishi Corp........................  1,786,000   11,545,339
         Nintendo Co., Ltd......................    164,800   28,729,996
         ORIX Corp..............................    123,200   10,986,882
         Sanyo Electric Co., Ltd................  2,658,000   12,498,022
         Sega Enterprises, Ltd.(a)(b)...........    380,100    7,550,318
                                                            ------------
                                                              71,310,557
                                                            ------------
       Mexico -- 2.6%
         America Movil SA de CV
          (Class "L" Shares) (ADR)(b)...........    414,400    8,072,512
         Telefonos de Mexico SA de CV
          (Class "L" Shares) (ADR)..............    414,400   14,512,288
                                                            ------------
                                                              22,584,800
                                                            ------------

                                                               Value
       COMMON STOCKS                               Shares     (Note 2)
       (Continued)                               ---------- ------------
       Netherlands -- 3.2%
         ING Groep NV...........................    765,700 $ 19,546,988
         Koninklijke Ahold NV...................    283,587    8,260,694
                                                            ------------
                                                              27,807,682
                                                            ------------
       Spain -- 1.3%
         Banco Santander Central Hispano SA.....  1,164,900    9,770,717
         Corporacion Mapfre SA..................    342,652    1,988,303
                                                            ------------
                                                              11,759,020
                                                            ------------
       Switzerland -- 1.5%
         Serono SA (Class "B" Shares)...........     15,399   13,453,815
                                                            ------------
       United Kingdom -- 9.5%
         Brambles Industries PLC(a).............  1,263,160    6,253,149
         Celltech Group PLC(a)..................    214,600    2,730,880
         Exel PLC...............................  1,162,602   13,288,079
         GKN PLC................................  1,263,160    4,873,778
         Oxford GlycoSciences PLC(a)............    103,300      977,631
         Royal Bank of Scotland Group PLC.......    480,400   11,695,015
         Tesco PLC..............................  2,134,900    7,739,954
         Vodafone Group PLC..................... 10,918,154   28,574,564
         Xansa PLC..............................  1,586,621    8,247,131
                                                            ------------
                                                              84,380,181
                                                            ------------
       United States -- 44.2%
         Alcoa, Inc.............................    109,500    3,892,725
         American Home Products Corp............    426,800   26,188,448
         AOL Time Warner, Inc.(a)...............    602,750   19,348,275
         BJ's Wholesale Club, Inc.(a)...........    192,700    8,498,070
         Cablevision Systems New York Group
          (Class "A" Shares)(b).................    232,600   11,036,870
         Cisco Systems, Inc.(a).................    427,500    7,742,025
         Citigroup, Inc.........................    794,800   40,121,504
         Coach, Inc.(a).........................    215,300    8,392,394
         Comcast Corp. (Class "A" Shares)(a)(b).    348,300   12,538,800
         General Electric Co....................    217,800    8,729,424
         Goldman Sachs Group, Inc.(b)...........    111,000   10,295,250
         Home Depot, Inc........................    192,500    9,819,425
         International Business Machines Corp.
          (IBM).................................    127,300   15,398,208
         J. P. Morgan Chase & Co................    338,600   12,308,110
         Johnson & Johnson......................    118,800    7,021,080
         Maxim Integrated Products, Inc.(a).....    118,600    6,227,686
         MedImmune, Inc.(a).....................    156,900    7,272,315
         Microsoft Corp.(a).....................    118,700    7,863,875
         Novellus Systems, Inc.(a)..............    222,600    8,781,570
         Omnicom Group, Inc.(b).................    242,100   21,631,635
         Oracle Corp.(a)........................    851,600   11,760,596
         PepsiCo, Inc...........................     80,100    3,900,069
         Pfizer, Inc............................    482,800   19,239,580
         Pharmacia Corp.........................    278,600   11,882,290
         Schlumberger Ltd.......................    178,700    9,819,565
         Smith International, Inc.(a)...........    247,000   13,244,140
         Solectron Corp.(a)(b)..................    408,100    4,603,368
         Target Corp............................    458,800   18,833,740
         Texas Instruments, Inc.................    264,200    7,397,600

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

December 31, 2001


                                                             Value
          COMMON STOCKS                          Shares     (Note 2)
          (Continued)                           --------- ------------
          United States (cont'd.)
            USA Networks, Inc.(a).............. 1,032,300 $ 28,192,113
            Viacom, Inc. (Class "B" Shares)(a).    60,600    2,675,490
            Wal-Mart Stores, Inc...............   105,300    6,060,015
                                                          ------------
                                                           390,716,255
                                                          ------------
          TOTAL LONG-TERM INVESTMENTS
           (cost $821,477,594)...........................  806,014,631
                                                          ------------

                                      Moody's    Principal
                                      Rating      Amount
                                    (Unaudited)    (000)
                                    ----------- -----------
      SHORT-TERM INVESTMENTS -- 10.7%
      Commercial Paper -- 7.2%
        Deutsche Bank AG(c),
         1.75%, 01/02/02...........     P-1     $    23,739   23,739,000
        General Motors
         Acceptance Corp.(c),
         2.55%, 02/25/02...........     P-1           8,948    8,913,140
        KeySpan Corp.(c),
         2.28%, 01/28/02...........     P-1           4,000    3,993,160
        Phillips Petroleum Co.(c),
         2.51%, 01/30/02...........     P-1           8,948    8,929,907
        Sprint Capital Corp.(c),
         2.69%, 02/08/02...........     P-1           8,948    8,922,593
        Triple A One Funding Corp.(c),
         1.88%, 01/15/02...........     P-1           8,932    8,925,470
                                                            ------------
      TOTAL COMMERCIAL PAPER
       (cost $63,423,270)..................................   63,423,270
                                                            ------------
                                                  Shares
                                                -----------
      Mutual Funds -- 1.8%
         Prudential Core Investment --Taxable
          Money Market Series(c)
          (Note 4),.........................     16,442,057   16,442,057
                                                            ------------

                                                 Principal
                                                  Amount
                                                   (000)
                                                -----------
      U.S. Government Obligations -- 1.7%
        United States Treasury Bills,
         1.65%, 03/07/02(d).................          4,264    4,251,297
         1.69%, 03/28/02(d).................         10,650   10,607,003
                                                            ------------
      TOTAL U.S. GOVERNMENT OBLIGATIONS
        (cost $14,858,300).................................   14,858,300
                                                            ------------
      TOTAL SHORT-TERM INVESTMENTS
        (cost $94,723,627).................................   94,723,627
                                                            ------------
      TOTAL INVESTMENTS -- 101.8%
        (cost $916,201,221; Note 7)........................  900,738,258
                                                            ------------
      UNREALIZED APPRECIATION ON FORWARD
       FOREIGN CURRENCY CONTRACT, NET(e)...................        2,301
                                                            ------------
      LIABILITIES IN EXCESS OF OTHER
       ASSETS -- (1.8)%....................................  (15,718,565)
                                                            ------------
      TOTAL NET ASSETS -- 100.0%........................... $885,021,994
                                                            ============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
AG  Aktiengesellschaft (German Corporation)
NV  Naamloze Vennootschap (Dutch Corporation)
Oy  Osakehio (Finnish Corporation)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonmia (Spanish Corporation) or Societe
    Anonyme (French Corporation)
SpA Societa per Azioni (Italian Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $60,720,673; cash collateral of $63,291,209 was received with which the portfolio purchased securities.

(c)Represents security or a portion thereof, purchased with cash collateral received for securities of loan.

(d)Rate quoted represents yield-to-maturity as of purchase date.

(e)Outstanding forward currency contracts as of December 31, 2001 were as follows.

         Foreign Currency        Value at      Current   Appreciation/
         Contract             Settlement Date   Value    Depreciation
         ------------------   --------------- ---------- -------------
         Purchased:
           Euro
            expiring 1/2/02     $4,358,570    $4,386,300   $ 27,730
            expiring 1/2/02      1,223,290     1,231,073      7,783
            expiring 1/3/02      2,572,995     2,593,365     20,370
            expiring 1/3/02      1,203,085     1,212,609      9,524
                                ----------    ----------   --------
                                 9,357,940     9,423,347     65,407
                                ----------    ----------   --------
         Sold:
           Australian
            Dollars
            expiring 1/2/02      4,358,570     4,378,539    (19,969)
            expiring 1/3/02      2,572,995     2,605,051    (32,056)
           Hong Kong Dollars
            expiring 1/2/02      1,223,290     1,222,638        652
            expiring 1/3/02      1,203,085     1,214,818    (11,733)
                                ----------    ----------   --------
                                 9,357,940     9,421,046    (63,106)
                                ----------    ----------   --------
                                                           $  2,301
                                                           ========

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2001 was as follows:

                 Financial Services...................  12.1%
                 Pharmaceuticals......................  10.0%
                 Electronics..........................   9.5%
                 Telecommunications...................   9.4%
                 Media................................   8.4%
                 Commercial Paper.....................   7.2%
                 Retail...............................   6.5%
                 Oil & Gas Services...................   5.0%
                 Diversified Manufacturing............   5.0%
                 Computer Software & Services.........   4.0%
                 Commercial Banking...................   3.7%
                 Advertising..........................   2.9%
                 Metal & Minerals.....................   2.5%
                 Insurance............................   2.4%
                 Food & Beverage......................   2.3%
                 Mutual Funds.........................   1.8%
                 U.S. Government Obligations..........   1.7%
                 Computers............................   1.7%
                 Transport Services...................   1.5%
                 Apparel..............................   1.0%
                 Manufacturing........................   0.9%
                 Aluminum.............................   0.9%
                 Distribution/Wholesalers.............   0.6%
                 Automobiles & Manufacturing..........   0.6%
                 Engineering..........................   0.2%
                                                       -----
                                                       101.8%
                                                       -----
                 Liabilities in excess of other assets  (1.8)%
                                                       -----
                                                       100.0%
                                                       =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

                           HIGH YIELD BOND PORTFOLIO

December 31, 2001


                                                                                     Moody's                     Principal
                                                                                     Rating    Interest Maturity  Amount
LONG-TERM INVESTMENTS -- 94.7%                                                     (Unaudited)   Rate     Date     (000)
CORPORATE BONDS -- 87.4%                                                           ----------- -------- -------- ---------

Asset Backed Security -- 0.2%
  Inner Harbor CBO, Sub. Bond, Ser. 2001-1A.......................................    Ba2        11.19% 06/15/13  $2,000

Banks & Financial Services -- 2.1%
  AmeriCredit Corp., Sr. Notes(d).................................................    Ba1         9.25% 02/01/04   1,350
  AmeriCredit Corp., Sr. Notes(d).................................................    Ba1        9.875% 04/15/06   3,000
  CB Richard Ellis Services, Inc., Gtd. Notes.....................................     B2        11.25% 06/15/11   2,500
  Conseco, Inc., Sr. Notes........................................................     B2        10.75% 06/15/08   6,415
  Hanvit Bank, Sr. Sub. Notes.....................................................    Ba2        12.75% 03/01/10   1,200
  Saul B F Real Estate Investment Trust, Sr. Sec'd. Notes.........................     NR         9.75% 04/01/08   1,750
  SFC Sub, Inc., Deb. Notes, Zero Coupon (until 06/15/05)(b)......................     NR        11.00% 12/15/09     465
  Sovereign Bancorp, Sr. Notes....................................................    Ba3        10.25% 05/15/04   1,235
  Willis Corroon Corp., Gtd. Notes................................................    Ba3         9.00% 02/01/09     500



Building & Construction -- 0.9%
  KB Home, Sr. Sub. Notes(d)......................................................    Ba3        8.625% 12/15/08   2,800
  New Millenium Homes LLC, Sr. Notes(e)...........................................     NR         0.00% 12/31/04   2,781
  Nortek, Inc., Sr. Sub. Notes, Ser. B............................................     B3        9.875% 06/15/11   1,500



Cable -- 7.7%
  Adelphia Communications Corp., Sr. Notes, Cl. A.................................     B2        9.375% 11/15/09   2,000
  Avalon Cable Holdings, Sr. Disc. Notes, Zero Coupon (until 12/01/03)............     B2       11.875% 12/01/08   6,000
  Callahan Nordrhein-Westfalen, Sr. Disc. Notes, Zero Coupon (until 07/15/05)(d)..     B3        16.00% 07/15/10   7,000
  Charter Communications Holdings, Sr. Notes......................................     B2        9.625% 11/15/09   4,000
  Charter Communications Holdings, Sr. Notes(d)...................................     B2        10.00% 05/15/11   8,000
  Charter Communications Holdings, Sr. Notes......................................     B2        10.75% 10/01/09   2,000
  Charter Communications Holdings, Sr. Notes......................................     B2       11.125% 01/15/11   1,315
  Charter Communications Holdings, Sr. Disc. Notes, Zero Coupon (until 05/15/06)..     B2        11.75% 05/15/11   3,150
  Charter Communications Int'l., Sr. Notes........................................     B2        10.00% 04/01/09   1,000
  Charter Communications Int'l., Sr. Notes........................................     B2        10.25% 01/15/10   2,235
  Coaxial Communications, Inc., Sr. Notes(d)......................................     B3        10.00% 08/15/06   1,250
  CSC Holdings, Inc., Sr. Sub. Debs...............................................    Ba2       10 .50%  5/15/16   5,275
  Diamond Cable Communications, Sr. Disc. Notes, Zero Coupon (until
   02/15/02) (United Kingdom).....................................................    Caa3       10.75% 02/15/07   4,000
  Insight Communications Co., Inc., Sr. Disc. Notes, Zero Coupon (until 02/15/06).     B3        12.25% 02/15/11   2,500
  Insight Midwest, Sr. Notes......................................................     B1        10.50% 11/01/10   2,000
  Mediacom Broadband LLC, Gtd. Notes..............................................     B2       11 .00% 07/15/13   2,000
  Mediacom LLC, Sr. Notes.........................................................     B2        7.875% 02/15/11   2,000
  NTL, Inc., Sr. Notes Ser. B, Zero Coupon (until 10/01/03)(d)....................    Caa2      12.375% 10/01/08   3,000
  Telewest PLC, Sr. Disc. Deb. (United Kingdom)(d)................................     B2        11.00% 10/01/07   2,850
  Telewest PLC, Sr. Disc. Notes...................................................     B2       11.375% 02/01/10   1,500
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, ZeroCoupon
   (until 08/01/04)...............................................................     Ca        12.50% 08/01/09   9,140
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 02/01/05)...............................................................     Ca        13.75% 02/01/10   3,000
  UnitedGlobalCom, Inc., Sr. Disc. Notes, Ser. B, Zero Coupon (until 02/15/03)....     Ca        10.75% 02/15/08   4,750



Chemicals -- 4.6%
  Acetex Corp., Sr. Notes.........................................................     B2       10.875% 08/01/09     710
  Avecia Group PLC, Gtd. Notes....................................................     B2        11.00% 07/01/09   1,000
  Ferro Corp., Sr. Notes..........................................................    Baa3       9.125% 01/01/09   3,700
  Huntsman ICI Chemical, Sr. Sub. Notes(d)........................................     B2       10.125% 07/01/09   2,155
  IMC Global, Inc.................................................................    Ba2         6.50% 08/01/03     710
  IMC Global, Inc., Gtd. Notes, Ser. B............................................    Ba1       10.875% 06/01/08     570
  IMC Global, Inc., Gtd. Notes, Ser. B............................................    Ba1        11.25% 06/01/11   1,435
  ISP Chemco, Inc., Sr. Sub. Notes................................................     B2        10.25% 07/01/11   1,500
  ISP Chemco, Inc., Gtd. Notes, Ser. B............................................     B2        10.25% 07/01/11   2,000
  Lyondell Chemical Co., Sec'd. Notes.............................................    Ba3         9.50% 12/15/08   4,000

                                                                                      Value
LONG-TERM INVESTMENTS -- 94.7%                                                       (Note 2)
CORPORATE BONDS -- 87.4%                                                           ------------

Asset Backed Security -- 0.2%
  Inner Harbor CBO, Sub. Bond, Ser. 2001-1A....................................... $  1,600,000
                                                                                   ------------
Banks & Financial Services -- 2.1%
  AmeriCredit Corp., Sr. Notes(d).................................................    1,296,000
  AmeriCredit Corp., Sr. Notes(d).................................................    2,820,000
  CB Richard Ellis Services, Inc., Gtd. Notes.....................................    2,137,500
  Conseco, Inc., Sr. Notes........................................................    2,886,750
  Hanvit Bank, Sr. Sub. Notes.....................................................    1,336,626
  Saul B F Real Estate Investment Trust, Sr. Sec'd. Notes.........................    1,653,750
  SFC Sub, Inc., Deb. Notes, Zero Coupon (until 06/15/05)(b)......................        4,647
  Sovereign Bancorp, Sr. Notes....................................................    1,309,100
  Willis Corroon Corp., Gtd. Notes................................................      515,000
                                                                                   ------------
                                                                                     13,959,373
                                                                                   ------------
Building & Construction -- 0.9%
  KB Home, Sr. Sub. Notes(d)......................................................    2,814,000
  New Millenium Homes LLC, Sr. Notes(e)...........................................    1,390,500
  Nortek, Inc., Sr. Sub. Notes, Ser. B............................................    1,485,000
                                                                                   ------------
                                                                                      5,689,500
                                                                                   ------------
Cable -- 7.7%
  Adelphia Communications Corp., Sr. Notes, Cl. A.................................    1,922,500
  Avalon Cable Holdings, Sr. Disc. Notes, Zero Coupon (until 12/01/03)............    4,920,000
  Callahan Nordrhein-Westfalen, Sr. Disc. Notes, Zero Coupon (until 07/15/05)(d)..    1,610,000
  Charter Communications Holdings, Sr. Notes......................................    4,050,000
  Charter Communications Holdings, Sr. Notes(d)...................................    8,140,000
  Charter Communications Holdings, Sr. Notes......................................    2,110,000
  Charter Communications Holdings, Sr. Notes......................................    1,393,900
  Charter Communications Holdings, Sr. Disc. Notes, Zero Coupon (until 05/15/06)..    1,937,250
  Charter Communications Int'l., Sr. Notes........................................    1,026,250
  Charter Communications Int'l., Sr. Notes........................................    2,290,875
  Coaxial Communications, Inc., Sr. Notes(d)......................................    1,253,125
  CSC Holdings, Inc., Sr. Sub. Debs...............................................    5,723,375
  Diamond Cable Communications, Sr. Disc. Notes, Zero Coupon (until
   02/15/02) (United Kingdom).....................................................      960,000
  Insight Communications Co., Inc., Sr. Disc. Notes, Zero Coupon (until 02/15/06).    1,475,000
  Insight Midwest, Sr. Notes......................................................    2,160,000
  Mediacom Broadband LLC, Gtd. Notes..............................................    2,195,000
  Mediacom LLC, Sr. Notes.........................................................    1,927,500
  NTL, Inc., Sr. Notes Ser. B, Zero Coupon (until 10/01/03)(d)....................      750,000
  Telewest PLC, Sr. Disc. Deb. (United Kingdom)(d)................................    2,052,000
  Telewest PLC, Sr. Disc. Notes...................................................      600,000
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, ZeroCoupon
   (until 08/01/04)...............................................................      776,900
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 02/01/05)...............................................................      240,000
  UnitedGlobalCom, Inc., Sr. Disc. Notes, Ser. B, Zero Coupon (until 02/15/03)....    1,187,500
                                                                                   ------------
                                                                                     50,701,175
                                                                                   ------------
Chemicals -- 4.6%
  Acetex Corp., Sr. Notes.........................................................      710,000
  Avecia Group PLC, Gtd. Notes....................................................      950,000
  Ferro Corp., Sr. Notes..........................................................    3,804,351
  Huntsman ICI Chemical, Sr. Sub. Notes(d)........................................    2,068,800
  IMC Global, Inc.................................................................      699,918
  IMC Global, Inc., Gtd. Notes, Ser. B............................................      607,050
  IMC Global, Inc., Gtd. Notes, Ser. B............................................    1,528,275
  ISP Chemco, Inc., Sr. Sub. Notes................................................    1,567,500
  ISP Chemco, Inc., Gtd. Notes, Ser. B............................................    2,090,000
  Lyondell Chemical Co., Sec'd. Notes.............................................    3,960,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

December 31, 2001


                                                                         Moody's                     Principal
                                                                         Rating    Interest Maturity  Amount      Value
                                                                       (Unaudited)   Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                            ----------- -------- -------- --------- ------------
Chemicals (cont'd.)
  Lyondell Chemical Co................................................    Ba3        9.875% 05/01/07  $1,110   $  1,115,550
  Lyondell Chemical Co., Sr. Sub. Notes(d)............................     B2       10.875% 05/01/09   4,550      4,208,750
  Millennium America, Inc., Sr. Notes(d)..............................    Ba1         9.25% 06/15/08     800        813,632
  NL Industries, Inc., Sr. Notes......................................     B1        11.75% 10/15/03     702        694,980
  OM Group, Inc., Sr. Sub. Notes(d)...................................     B3         9.25% 12/15/11   3,800      3,876,000
  Polymer Group, Inc., Sr. Sub. Notes, Ser. B.........................     Ca         9.00% 07/01/07     570        165,300
  Sterling Chemicals, Inc., Sr. Sub. Notes(b).........................     NR       12.375% 07/15/06   1,625      1,356,875
                                                                                                               ------------
                                                                                                                 30,216,981
                                                                                                               ------------
Computer Services
  Intermediate Operating Co., Inc., PIK(e)............................     NR        14.00% 08/01/03   2,884         28,838
                                                                                                               ------------
Consumer Products & Services -- 1.7%
  Cluett American Corp., Sr. Sub. Notes...............................     B3       10.125% 05/15/08   3,060      2,050,200
  Coinstar, Inc., Sr. Disc. Notes.....................................     NR        13.00% 10/01/06   3,275      3,176,750
  DIMON, Inc., Sr. Notes..............................................    Ba3        9.625% 10/15/11     850        879,750
  French Fragrances, Inc., Sr. Notes, Ser. B..........................     B2       10.375% 05/15/07     470        448,850
  Kasper A.S.L, Ltd., Sr. Notes(b)....................................     NR        13.00% 03/31/04   7,171      1,631,403
  Packaged Ice, Inc., Sr. Notes(d)....................................    Caa3        9.75% 02/01/05   3,130      2,253,600
  Windmere-Durable Holdings, Inc., Sr. Notes..........................     B2        10.00% 07/31/08     540        523,800
                                                                                                               ------------
                                                                                                                 10,964,353
                                                                                                               ------------
Containers -- 0.8%
  Applied Extrusion Technologies, Inc., Sr. Notes.....................     B2        10.75% 07/01/11   1,075      1,136,813
  Consumers International, Inc., Sr. Notes(b).........................     NR        10.25% 04/01/05   3,125      1,187,500
  Graham Packaging, Sr. Disc. Notes, Zero Coupon (until 01/15/03).....    Caa2       10.75% 01/15/09   1,100        770,000
  Radnor Holdings, Inc., Sr. Notes....................................     B2        10.00% 12/01/03   1,750      1,260,000
  United States Can Corp., Sr. Sub. Notes(d)..........................    Caa1      12.375% 10/01/10   1,335        841,050
                                                                                                               ------------
                                                                                                                  5,195,363
                                                                                                               ------------
Energy -- 3.6%
  Comstock Resources, Inc., Sr. Notes.................................     B2        11.25% 05/01/07     657        650,430
  Eott Energy Partners L.P., Sr. Notes................................     B1        11.00% 10/01/09   2,320      2,296,800
  Hanover Equipment Trust, Sec'd. Notes...............................    Ba3         8.75% 09/01/11   1,345      1,392,075
  Houston Exploration Co., Sr. Sub. Notes.............................     B2        8.625% 01/01/08     815        823,150
  Leviathan Gas, Sr. Sub. Notes.......................................     B1       10.375% 06/01/09   2,000      2,120,000
  Parker Drilling Co., Sr. Notes, Ser. D..............................     B1         9.75% 11/15/06   1,175      1,169,125
  Seven Seas Petroleum, Inc., Sr. Sub. Notes, Ser. B..................     NR        12.50% 05/15/05   1,500        795,000
  Stone Energy Corp., Sr. Sub. Notes(d)...............................     B2         8.25% 12/15/11   7,000      7,017,500
  Swift Energy Co., Sr. Sub. Notes....................................     B2        10.25% 08/01/09   2,015      2,035,150
  Tesoro Petroleum Corp., Sr. Sub. Notes..............................     B1         9.00% 07/01/08   2,415      2,433,112
  Tesoro Petroleum Corp., Sr. Sub. Notes..............................     B1        9.625% 11/01/08   1,020      1,058,250
  Universal Compression Holdings, Sr. Disc. Notes, Zero Coupon (until
   02/15/03)..........................................................     B1        9.875% 02/15/08   1,750      1,662,500
                                                                                                               ------------
                                                                                                                 23,453,092
                                                                                                               ------------
Food & Beverage -- 1.7%
  Agrilink Foods, Inc., Sr. Gtd. Notes................................     B3       11.875% 11/01/08   1,860      1,720,500
  National Restaurant Enterprises Holdings, Inc., Sr. Notes(b)........    Caa2       10.75% 11/15/07     269         74,650
  National Restaurant Enterprises Holdings, Inc., Sr. Notes(b)........    Caa2       13.00% 05/15/08     286         71,562
  Carrols Corp., Sr. Notes............................................     B3         9.50% 12/01/08   2,885      2,798,450
  Core-Mark International, Inc., Sr. Sub. Notes.......................     B3       11.375% 09/15/03     395        379,200
  Smithfield Foods, Inc., Sr. Notes...................................    Ba2         8.00% 10/15/09     650        669,500
  Sun World International, Inc., Gtd. Notes, Ser. B...................     B2        11.25% 04/15/04   1,050        987,000
  Tricon Global Restaurants, Inc., Sr. Notes..........................    Ba1        8.875% 04/15/11   4,000      4,270,000
                                                                                                               ------------
                                                                                                                 10,970,862
                                                                                                               ------------
Gaming -- 3.1%
  Argosy Gaming Co., Sr. Sub. Notes(a)................................     B2         9.00% 09/01/11     810        846,450
  Aztar Corp., Sr. Sub. Notes.........................................    Ba3        8.875% 05/15/07   1,250      1,290,625

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

December 31, 2001


                                                                              Moody's                     Principal
                                                                              Rating    Interest Maturity  Amount      Value
                                                                            (Unaudited)   Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                                 ----------- -------- -------- --------- ------------
Gaming (cont'd.)
  Circus Enterprises, Inc., Sr. Notes......................................    Ba2         6.45% 02/01/06  $1,220   $  1,177,300
  Circus Enterprises, Inc., Sr. Notes......................................    Ba2         6.70% 11/15/96   1,680      1,621,200
  Coast Hotels & Casinos, Inc., Sr. Sub. Notes.............................     B2         9.50% 04/01/09   2,000      2,050,000
  Fitzgeralds Gaming Corp., Sr. Notes
   (cost $2,271,503; purchased 12/22/97)(b)(f).............................     NR        12.25% 12/15/04     486        170,249
  Hollywood Casino Corp....................................................     B3        11.25% 05/01/07   1,280      1,384,000
  Hollywood Park, Inc., Sr. Sub. Notes.....................................    Caa1        9.25% 02/15/07   3,500      3,027,500
  Majestic Investor Holdings LLC Capital, Gtd. Notes.......................     B2       11.653% 11/30/07   1,230      1,170,037
  Mandalay Resort Group, Sr. Sub. Deb. Notes...............................    Ba3        7.625% 07/15/13   2,000      1,715,000
  MGM Mirage, Inc., Gtd. Notes.............................................    Ba1        8.375% 02/01/11     325        320,938
  MGM Mirage, Inc., Gtd. Notes.............................................    Baa3        8.50% 09/15/10     245        243,601
  Park Place Entertainment Corp., Sr. Sub. Notes(a)........................    Ba1        9.375% 02/15/07     355        370,975
  Station Casinos, Inc., Sr. Sub. Notes....................................     B1         9.75% 04/15/07     150        152,625
  Station Casinos, Inc., Sr. Sub. Notes....................................     B1        9.875% 07/01/10   3,500      3,556,875
  Sun International Hotels, Ltd., Sr. Sub. Notes...........................    Ba3        8.625% 12/15/07   1,000        940,000
                                                                                                                    ------------
                                                                                                                      20,037,375
                                                                                                                    ------------
Healthcare -- 8.7%
  ALARIS Medical, Inc., Sr. Disc. Notes, Zero Coupon (until 08/01/03)......    Caa2      11.125% 08/01/08   5,000      3,000,000
  ALARIS Medical, Inc., Sr. Sec'd. Notes...................................     NR       11.625% 12/01/06   1,500      1,620,000
  Alliance Imaging, Inc., Sr. Sub. Notes...................................     B3       10.375% 04/15/11   1,000      1,060,000
  BIO-Rad Laboratories, Inc., Sr. Sub. Notes...............................     B2       11.625% 02/15/07   2,000      2,215,000
  Columbia/HCA Healthcare Corp., Sr. Notes.................................    Ba1         6.63% 07/15/45   1,000      1,019,488
  Columbia/HCA Healthcare Corp., Sr. Notes.................................    Ba1         8.36% 04/15/24   2,000      2,059,764
  Columbia/HCA Healthcare Corp.............................................    Ba1         9.00% 12/15/14   2,000      2,272,646
  Concentra Operating Corp., Sr. Sub. Notes................................     B3        13.00% 08/15/09   4,000      4,280,000
  Hanger Orthopedic Group, Sr. Sub. Notes..................................     B3        11.25% 06/15/09   1,785      1,651,125
  Harborside Healthcare Corp., Gtd. Notes, Zero Coupon (until 08/01/04)(e).     NR        12.00% 08/01/07   1,475        280,250
  HCA, Inc.................................................................    Ba1        7.125% 06/01/06   7,000      7,026,250
  HEALTHSOUTH Corp., Sr. Notes.............................................    Ba1        7.375% 10/01/06     750        759,375
  HEALTHSOUTH Corp.........................................................    Ba1        8.375% 10/01/11   2,000      2,060,000
  Integrated Health Services., Inc., Sr. Sub. Notes, Ser. A(b).............     NR         9.25% 01/15/08   3,250         89,375
  Lifepoint Hospitals Holdings, Inc., Sr. Sub. Notes.......................     B2        10.75% 05/15/09     675        749,250
  Magellan Health Services, Inc., Sr. Sub. Notes...........................     B3         9.00% 02/15/08   4,300      3,827,000
  Mariner Post Acute Network, Inc., Sr. Sub. Notes,
   Ser. B, Zero Coupon (until 11/01/02)(b).................................     NR        10.50% 11/01/07   5,520         27,600
  Matria Healthcare, Inc., Sr. Notes.......................................     B2        11.00% 05/01/08   2,500      2,600,000
  Res-Care, Inc., Sr. Notes................................................     B2       10.625% 11/15/08   1,700      1,691,500
  Select Medical Corp., Sr. Sub. Notes.....................................     B3         9.50% 06/15/09   1,500      1,492,500
  Senior Housing Properties Trust, Sr. Notes(d)............................    Ba2        8.625% 01/15/12   4,200      4,242,000
  Service Corp. International, Notes.......................................     B1         6.00% 12/15/05   2,158      1,877,460
  Service Corp. International, Sr. Notes...................................     B1         6.30% 03/15/03   4,250      4,080,000
  Service Corp. International(d)...........................................     B1         6.50% 03/15/08   2,750      2,337,500
  Triad Hospitals Holding, Sr. Sub. Notes..................................     B2        11.00% 05/15/09   4,555      4,987,725
                                                                                                                    ------------
                                                                                                                      57,305,808
                                                                                                                    ------------
Industrials -- 6.1%
  Actuant Corp., Sr. Sub. Notes, Ser. A....................................     B3        13.00% 05/01/09     700        749,000
  Alliant Techsystems, Inc., Sr. Sub. Notes................................     B2         8.50% 05/15/11     745        774,800
  Allied Waste of North America, Inc., Sr. Sub. Notes......................    Ba3        7.375% 01/01/04   1,000        987,500
  Allied Waste of North America, Inc., Sr. Notes...........................    Ba3        7.625% 01/01/06   3,250      3,209,375
  Allied Waste of North America, Inc., Sr. Notes...........................    Ba3        7.875% 01/01/09   4,560      4,468,800
  Allied Waste of North America, Inc., Sr. Notes...........................    Ba3         8.50% 12/01/08   4,875      4,923,750
  Allied Waste of North America, Inc., Sr. Notes(d)........................     B2        10.00% 08/01/09   3,810      3,924,300
  AM General Corp., Sr. Notes, Ser. B......................................    Caa1      12.875% 05/01/02   2,337      2,290,260
  Browning-Ferris Industries, Inc., Deb. Notes.............................    Ba3         7.40% 09/15/35   2,000      1,573,766
  Eagle Picher Holdings, Inc., Sr. Sub. Notes..............................    Caa1       9.375% 03/01/08   1,750        962,500

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

December 31, 2001


                                                                                   Moody's                     Principal
                                                                                   Rating    Interest Maturity  Amount
                                                                                 (Unaudited)   Rate     Date     (000)
CORPORATE BONDS (Continued)                                                      ----------- -------- -------- ---------
Industrials (cont'd.)
  Foamex L.P., Sr. Sub. Notes...................................................    Caa2       9.875% 06/15/07  $1,410
  Gentek, Inc., Sr. Sub. Notes..................................................     B3        11.00% 08/01/09   3,385
  GNI Group, Inc., Sr. Notes(b).................................................     NR       10.875% 07/15/05   4,000
  International Wire Group, Inc., Sr. Sub. Notes................................    Caa1       11.75% 06/01/05     700
  International Wire Group, Inc., Sr. Sub. Notes................................    Caa1       11.75% 06/01/05   3,000
  Iron Mountain, Inc., Gtd. Notes...............................................     B2        8.625% 04/01/13   2,025
  Motors & Gears, Inc., Sr. Notes...............................................    Caa1       10.75% 11/15/06   3,500
  Sequa Corp....................................................................    Ba3         9.00% 08/01/09   1,400
  Stellex Industries, Inc., Sr. Sub. Notes
   (cost $3,593,591; purchased 10/23/97)(b)(f)..................................     NR         9.50% 11/01/07   4,000
  Terex Corp., Sr. Sub. Notes(d)................................................     B2         9.25% 07/15/11   1,825
  Terex Corp., Sr. Sub. Notes...................................................     B2       10.375% 04/01/11   1,420
  Thermadyne Holdings Corp., Deb. Notes, Zero Coupon (until 06/01/03)(b)........     C         12.50% 06/01/08   2,375



Lodging & Leisure -- 4.2%
  Bally Total Fitness Holdings, Sr. Sub. Notes, Ser. D(d).......................     B2        9.875% 10/15/07   1,065
  Extended Stay America, Inc., Sr. Sub. Notes...................................     B2        9.875% 06/15/11   1,860
  Felcore Lodging L.P., Gtd. Notes..............................................    Ba3         9.50% 09/15/08   3,045
  Felcore Lodging L.P., Sr. Gtd. Notes..........................................    Ba3         9.50% 09/15/08   1,375
  Hilton Hotels, Sr. Notes......................................................    Ba1         7.50% 12/15/17     285
  Host Marriott Corp., Sr. Gtd. Notes(d)........................................    Ba3        7.875% 08/01/08   3,350
  Host Marriott L.P., Sr. Notes(d)..............................................    Ba3         9.50% 01/15/07   8,475
  Intrawest Corp.(d)............................................................     B1        10.50% 02/01/10   1,775
  ITT Corp.(d)..................................................................    Ba1         6.75% 11/15/05   1,280
  ITT Corp., Sr. Sub. Notes, Ser. B.............................................    Ba1        7.375% 11/15/15   1,250
  La Quinta Inns, Inc., Sr. Notes...............................................    Ba3         7.25% 03/15/04   1,000
  La Quinta Inns, Inc., Sr. Notes...............................................    Ba3         7.40% 09/15/05   1,000
  Premier Parks, Inc., Sr. Notes................................................     B3         9.75% 06/15/07   2,000



Media -- 10.4%
  Ackerley Group, Inc., Sr. Sub. Notes..........................................     B3         9.00% 01/15/09   3,000
  Alliance Atlantis, Sr. Sub. Notes.............................................     B1        13.00% 12/15/09   3,520
  American Color Graphics, Inc..................................................    Caa1       12.75% 08/01/05   4,500
  CanWest Media, Inc., Sr. Sub. Notes(d)........................................     B2       10.625% 05/15/11   3,000
  Echostar Broadband Corp., Sr. Notes(d)........................................     B1       10.375% 10/01/07   4,600
  Echostar DBS Corp., Sr. Notes(d)..............................................     B1        9.125% 01/15/09   7,960
  Fox Family Worldwide, Inc., Sr. Notes.........................................    Baa1        9.25% 11/01/07   1,375
  Fox Family Worldwide, Inc., Sr. Disc. Notes, Zero Coupon (until 11/01/02).....    Baa1       10.25% 11/01/07   5,000
  Gray Communications Systems, Inc., Sr. Sub. Notes(d)..........................     B3         9.25% 12/15/11   2,575
  Liberty Group Publishing, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/03).    Caa2      11.625% 02/01/09     240
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 03/01/03).............    Caa1       10.00% 03/01/08   1,950
  Lin Holdings Corp., Sr. Disc. Notes...........................................    Caa1       10.00% 03/01/08   3,500
  Mail-Well Corp., Sr. Sub. Notes...............................................     B2         8.75% 12/15/08     570
  Paxson Communications Corp., Gtd. Notes.......................................     B3        10.75% 07/15/08   1,300
  Phoenix Color Corp., Sr. Sub. Notes...........................................    Caa2      10.375% 02/01/09   4,000
  PRIMEDIA, Inc., Sr. Notes.....................................................     B1        8.875% 05/15/11   2,000
  Quebecor Media, Inc., Sr. Notes (Canada)......................................     B2       11.125% 07/15/11   3,500
  Quebecor Media, Inc., Sr. Disc. Notes, Zero Coupon (until 07/15/06) (Canada)..     B2        13.75% 07/15/11   4,000
  Radio Unica Corp., Sr. Disc. Notes, Zero Coupon (until 08/01/02)..............    Caa3       11.75% 08/01/06   2,750
  Sinclair Broadcast Group, Inc., Sr. Sub. Notes(d).............................     B2         8.75% 12/15/11   2,000
  Star Choice Communications, Sr. Sec'd. Notes (Canada).........................     B3        13.00% 12/15/05   5,750
  Sun Media Corp, Sr. Sub. Notes................................................     B2         9.50% 02/15/07     500
  Susquehanna Media Co., Sr. Sub. Notes.........................................     B1         8.50% 05/15/09   1,800
  XM Satellite Radio, Inc.......................................................    Caa1       14.00% 03/15/10   5,005
  Young Broadcasting, Inc., Sr. Sub. Notes, Ser. A..............................     B3        10.00% 03/01/11     760




                                                                                    Value
                                                                                   (Note 2)
CORPORATE BONDS (Continued)                                                      ------------
Industrials (cont'd.)
  Foamex L.P., Sr. Sub. Notes................................................... $  1,043,400
  Gentek, Inc., Sr. Sub. Notes..................................................    1,997,150
  GNI Group, Inc., Sr. Notes(b).................................................       80,000
  International Wire Group, Inc., Sr. Sub. Notes................................      574,000
  International Wire Group, Inc., Sr. Sub. Notes................................    2,460,000
  Iron Mountain, Inc., Gtd. Notes...............................................    2,106,000
  Motors & Gears, Inc., Sr. Notes...............................................    3,045,000
  Sequa Corp....................................................................    1,323,000
  Stellex Industries, Inc., Sr. Sub. Notes
   (cost $3,593,591; purchased 10/23/97)(b)(f)..................................      100,000
  Terex Corp., Sr. Sub. Notes(d)................................................    1,825,000
  Terex Corp., Sr. Sub. Notes...................................................    1,476,800
  Thermadyne Holdings Corp., Deb. Notes, Zero Coupon (until 06/01/03)(b)........        1,187
                                                                                 ------------
                                                                                   39,895,588
                                                                                 ------------
Lodging & Leisure -- 4.2%
  Bally Total Fitness Holdings, Sr. Sub. Notes, Ser. D(d).......................    1,086,300
  Extended Stay America, Inc., Sr. Sub. Notes...................................    1,920,450
  Felcore Lodging L.P., Gtd. Notes..............................................    3,052,612
  Felcore Lodging L.P., Sr. Gtd. Notes..........................................    1,378,438
  Hilton Hotels, Sr. Notes......................................................      234,051
  Host Marriott Corp., Sr. Gtd. Notes(d)........................................    3,090,375
  Host Marriott L.P., Sr. Notes(d)..............................................    8,485,594
  Intrawest Corp.(d)............................................................    1,777,219
  ITT Corp.(d)..................................................................    1,216,000
  ITT Corp., Sr. Sub. Notes, Ser. B.............................................    1,061,112
  La Quinta Inns, Inc., Sr. Notes...............................................      962,500
  La Quinta Inns, Inc., Sr. Notes...............................................      967,500
  Premier Parks, Inc., Sr. Notes................................................    2,030,000
                                                                                 ------------
                                                                                   27,262,151
                                                                                 ------------
Media -- 10.4%
  Ackerley Group, Inc., Sr. Sub. Notes..........................................    3,183,750
  Alliance Atlantis, Sr. Sub. Notes.............................................    3,801,600
  American Color Graphics, Inc..................................................    4,325,625
  CanWest Media, Inc., Sr. Sub. Notes(d)........................................    3,191,250
  Echostar Broadband Corp., Sr. Notes(d)........................................    4,818,500
  Echostar DBS Corp., Sr. Notes(d)..............................................    7,979,900
  Fox Family Worldwide, Inc., Sr. Notes.........................................    1,471,250
  Fox Family Worldwide, Inc., Sr. Disc. Notes, Zero Coupon (until 11/01/02).....    4,993,750
  Gray Communications Systems, Inc., Sr. Sub. Notes(d)..........................    2,549,250
  Liberty Group Publishing, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/03).       50,400
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 03/01/03).............    1,228,500
  Lin Holdings Corp., Sr. Disc. Notes...........................................    1,802,500
  Mail-Well Corp., Sr. Sub. Notes...............................................      444,600
  Paxson Communications Corp., Gtd. Notes.......................................    1,363,375
  Phoenix Color Corp., Sr. Sub. Notes...........................................    2,800,000
  PRIMEDIA, Inc., Sr. Notes.....................................................    1,700,000
  Quebecor Media, Inc., Sr. Notes (Canada)......................................    3,736,250
  Quebecor Media, Inc., Sr. Disc. Notes, Zero Coupon (until 07/15/06) (Canada)..    2,425,000
  Radio Unica Corp., Sr. Disc. Notes, Zero Coupon (until 08/01/02)..............    1,306,250
  Sinclair Broadcast Group, Inc., Sr. Sub. Notes(d).............................    2,000,000
  Star Choice Communications, Sr. Sec'd. Notes (Canada).........................    6,210,000
  Sun Media Corp, Sr. Sub. Notes................................................      512,500
  Susquehanna Media Co., Sr. Sub. Notes.........................................    1,838,250
  XM Satellite Radio, Inc.......................................................    3,853,850
  Young Broadcasting, Inc., Sr. Sub. Notes, Ser. A..............................      706,800
                                                                                 ------------
                                                                                   68,293,150
                                                                                 ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

December 31, 2001


                                                           Moody's                     Principal
                                                           Rating    Interest Maturity  Amount      Value
                                                         (Unaudited)   Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                              ----------- -------- -------- --------- ------------
Metals & Mining -- 1.2%
  AK Steel Corp., Sr. Notes(d)..........................     B1        9.125% 12/15/06  $  850   $    869,125
  Century Aluminum Co., First Mtge. Notes...............    Ba3        11.75% 04/15/08   1,510      1,562,850
  Great Lakes Carbon Corp., Sr. Sub. Notes..............     B3        10.25% 05/15/08   2,117      1,270,200
  Kaiser Aluminum & Chemical Corp., Sr. Notes, Ser. B...     B3       10.875% 10/15/06     900        819,000
  Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes,
   (cost $681,249; purchased 07/07/98)(f)...............    Caa2       12.75% 02/01/03     680        496,400
  Sheffield Steel Corp., First Mtge. Notes(b)...........     Ca        11.50% 12/01/05   3,130        735,550
  United States Steel LLC, Gtd. Notes...................    Ba3        10.75% 08/01/08     915        873,825
  WHX Corp., Sr. Notes..................................    Caa3       10.50% 04/15/05   2,490      1,245,000
                                                                                                 ------------
                                                                                                    7,871,950
                                                                                                 ------------
Paper & Forest Products -- 1.4%
  Caraustar Industries, Inc., Sr. Sub. Notes............    Ba1        9.875% 04/01/11     660        689,700
  Doman Industries, Ltd., Sr. Notes.....................    Caa1        9.25% 11/15/07   1,630        301,550
  Gaylord Container Corp., Sr. Notes....................    Caa2        9.75% 06/15/07     820        688,800
  Louisiana-Pacific Corp., Sr. Sub. Notes(d)............    Ba2       10.875% 11/15/08     750        720,000
  Norampac, Inc., Sr. Notes(d)..........................    Ba2         9.50% 02/01/08     350        365,750
  Norske Skog Canada, Ltd., Sr. Notes (Canada)..........    Ba2        8.625% 06/15/11     750        778,125
  Riverwood International Corp., Sr. Notes..............     B3       10.625% 08/01/07     960      1,008,000
  Riverwood International Corp., Gtd. Notes.............    Caa1      10.875% 04/01/08   1,950      1,979,250
  Stone Container Corp., Sr. Notes......................     B2         9.75% 02/01/11     430        456,875
  Stone Container Corp., Sr. Sub. Notes.................     B2        11.50% 08/15/06   1,510      1,608,150
  Stone Container Corp., Sr. Sub. Notes.................     B2        12.58% 08/01/16     250        265,000
                                                                                                 ------------
                                                                                                    8,861,200
                                                                                                 ------------
Retail & Supermarkets -- 4.4%
  CSK Auto, Inc., Sr. Notes(d)..........................     B2        12.00% 06/15/06   2,230      2,246,725
  Dillard's, Inc........................................    Ba1        6.125% 11/01/03     700        670,842
  Dillard's, Inc., Ser. A...............................    Ba1         6.43% 08/01/04     820        768,852
  Fleming Cos., Inc., Gtd. Notes(d).....................    Ba3       10.125% 04/01/08   1,500      1,515,000
  Fleming Cos., Inc., Sr. Sub. Notes(d).................     B2       10.625% 07/31/07     475        453,625
  Homeland Stores, Inc., Sr. Notes(b)...................     NR        10.00% 08/01/03   4,260        809,400
  Kmart Corp., Notes(d)(g)..............................    DDD2       9.875% 06/15/08   2,000      1,658,948
  Pantry, Inc., Sr. Notes...............................     B3        10.25% 10/15/07   2,615      2,569,238
  Rite Aid Corp.(a).....................................    Caa2        6.00% 12/15/05   2,695      2,216,637
  Rite Aid Corp., Deb. Notes............................    Caa2       6.875% 08/15/13   2,000      1,400,000
  Rite Aid Corp.(d).....................................    Caa2       6.875% 12/15/28   2,800      1,813,000
  Rite Aid Corp., Deb. Notes(d).........................    Caa2        7.70% 02/15/27   3,000      2,055,000
  Rite Aid Corp., Gtd. Notes............................    Caa2       11.25% 07/01/08   2,500      2,450,000
  Saks, Inc., Gtd. Notes................................    Ba2        7.375% 02/15/19   4,500      3,262,500
  The Great Atlantic & Pacific Tea Co., Inc.............     B2         7.75% 04/15/07   2,365      2,258,575
  Winn-Dixie Stores, Inc., Gtd. Notes...................    Ba2        8.875% 04/01/08   3,000      2,865,000
                                                                                                 ------------
                                                                                                   29,013,342
                                                                                                 ------------
Technology -- 3.1%
  Amkor Technology, Inc., Sr. Notes(d)..................     B1         9.25% 05/01/06     660        630,300
  Amkor Technology, Inc., Sr. Notes(d)..................     B1         9.25% 02/15/08   2,915      2,754,675
  Ampex Corp., Sr. Notes(b).............................     NR        12.00% 03/15/03   5,000        750,000
  Electronic Retailing Systems International(e).........     NR         8.00% 08/01/04     144         10,096
  Fairchild Semiconductor Corp., Sr. Sub. Notes.........     B2        10.50% 02/01/09   1,860      1,976,250
  Flextronics International, Ltd., Sr. Sub. Notes(d)....    Ba2        9.875% 07/01/10   1,780      1,869,000
  Nortel Networks Corp., Conv...........................    Baa2        4.25% 09/01/08     900        871,875
  Nortel Networks, Ltd., Notes..........................    Baa2       6.125% 02/15/06     845        691,387
  Seagate Technology International, Gtd. Notes(d).......    Ba3        12.50% 11/15/07   1,245      1,394,400
  Unisys Corp., Sr. Notes(d)............................    Ba1         7.25% 01/15/05   7,000      6,842,500
  Unisys Corp., Sr. Notes...............................    Ba1        8.125% 06/01/06   2,000      2,010,000
  Xerox Capital Europe PLC, Gtd. Notes (United Kingdom).    Ba1        5.875% 05/15/04     950        847,364
                                                                                                 ------------
                                                                                                   20,647,847
                                                                                                 ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

December 31, 2001


                                                                                    Moody's                     Principal
                                                                                    Rating    Interest Maturity  Amount
                                                                                  (Unaudited)   Rate     Date     (000)
CORPORATE BONDS (Continued)                                                       ----------- -------- -------- ---------
Telecommunications -- 7.3%
  Alamosa Holdings, Inc., Sr. Gtd. Notes, Zero Coupon (until 02/15/02)...........    Caa1      12.875% 02/15/10  $ 6,390
  Bestel SA de CV, Sr. Disc. Notes (Mexico)......................................     NR        12.75% 05/15/05    1,000
  Birch Telecommunications, Inc., Sr. Notes(b)...................................     NR        14.00% 06/15/08    2,500
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)
   (cost $2,566,560; purchased 01/26/99)(b)(f)...................................     NR        14.00% 10/01/07    3,680
  FairPoint Communications, Inc., Sr. Sub. Notes.................................     B3        12.50% 05/01/10    2,120
  Global Crossing Holdings Ltd., Sr. Notes(b)(g).................................     Ca         9.50% 11/15/09    3,000
  Globo Communicacoes, Sr. Notes (Brazil)........................................     B1        10.50% 12/20/06    1,300
  GST Telecommunications, Inc., Conv. Sr. Disc. Notes(b).........................     NR       13.875% 12/15/05      650
  GT Group Telecom, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/05)..........    Caa1       13.25% 02/01/10    3,050
  Impsat Corp., Sr. Notes(b).....................................................     C        12.375% 06/15/08    2,540
  Intermedia Communications, Inc., Sr. Sub. Notes, Ser. B, Zero Coupon
   (until 03/01/04)..............................................................    Baa3       12.25% 03/01/09      600
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/03)....    Caa3       10.50% 12/01/08    4,760
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 03/15/05)....    Caa3      12.875% 03/15/10   18,000
  McLeodUSA, Inc., Sr. Disc. Notes, Zero Coupon (until 03/01/02)(b)..............     Ca        10.50% 03/01/07    3,395
  McLeodUSA, Inc., Sr. Notes(b)..................................................     NR        12.00% 07/15/08    2,000
  Netia Holdings, Sr. Notes(b)...................................................     Ca        10.25% 11/01/07    1,500
  Netia Holdings, Sr. Disc. Notes, Zero Coupon (until 11/01/02)(d)...............     Ca        11.25% 11/01/07    3,480
  Nextel Communications, Inc., Sr. Notes.........................................     B1        9.375% 11/15/09    5,215
  Nextel Communications, Inc., Sr. Notes(d)......................................     B1         9.50% 02/01/11    7,500
  Nextel Communications, Inc., Sr. Sub. Notes, Zero Coupon (until 09/15/02)......     B1        10.65% 09/15/07    1,000
  Nextel Partners, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/04)...........     B3        14.00% 02/01/09    1,661
  Pagemart Nationwide, Inc., Sr. Disc. Notes(b)(e)...............................    Caa2       15.00% 02/01/05    2,550
  Price Communications Wireless, Inc., Sr. Sub. Notes............................     B2        11.75% 07/15/07    1,750
  Rogers Wireless Communications, Inc., Sec'd. Notes.............................    Baa3       9.625% 05/01/11    1,300
  Sirius Satellite Radio, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/02)(d).    Caa1       15.00% 12/01/07    4,245
  Tritel PCS, Inc., Gtd. Notes...................................................     B3       10.375% 01/15/11    1,750
  Tritel PCS, Inc., Sr. Disc. Notes, Zero Coupon (until 05/15/04)................     B3        12.75% 05/15/09    4,000
  VoiceStream Wireless Corp., Sr. Disc. Notes....................................    Baa1      10.375% 11/15/09    2,496
  VoiceStream Wireless Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/04)......    Baa1      11.875% 11/15/09    6,835



Transportation -- 4.7%
  American Axle & Manufacturing, Inc., Gtd. Notes(d).............................     B1         9.75% 03/01/09      460
  AMR Corp., Deb. Notes..........................................................     B1        10.00% 04/15/21      270
  AMR Corp.(a)...................................................................     B1        10.40% 03/10/11    1,000
  AutoNation, Inc., Sr. Notes....................................................     NR         9.00% 08/01/08      375
  Calair Capital Corp., Sr. Notes................................................    Ba2        8.125% 04/01/08      400
  Collins & Aikman Products, Sr. Notes...........................................     B1        10.75% 12/31/11    3,750
  Collins & Aikman Products, Sr. Sub. Notes......................................     B2        11.50% 04/15/06    1,015
  Continental Airlines, Inc., Sr. Notes..........................................     B3         8.00% 12/15/05    1,850
  Delta Air Lines, Inc., M.T.N., Ser. C..........................................    Ba3         6.65% 03/15/04    1,450
  Delta Air Lines, Inc...........................................................    Ba3         7.70% 12/15/05    5,330
  Delta Air Lines, Inc., Sr. Notes...............................................    Ba3         8.30% 12/15/29    2,105
  Delta Air Lines, Inc., Debs....................................................    Ba3       10.375% 12/15/22    1,280
  General Motors Acceptance Corp.................................................     A2        6.875% 09/15/11    1,830
  Holt Group, Inc., Sr. Notes(b).................................................     C          9.75% 01/15/06      800
  Lear Corp., Gtd. Notes.........................................................    Ba1         8.11% 05/15/09    2,500
  MSX International, Inc., Gtd. Notes............................................     B3       11.375% 01/15/08    1,750
  Navistar International Corp., Sr. Notes, Ser. B................................    Ba1         7.00% 02/01/03      250
  Navistar International Corp., Sr. Notes........................................    Ba1        9.375% 06/01/06    1,190
  Northwest Airlines, Inc., Gtd. Notes...........................................     B2         8.52% 04/07/04    1,850
  Northwest Airlines, Inc., Gtd. Notes(d)........................................     B2        8.875% 06/01/06    1,000
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B..............................    Caa1       10.25% 12/15/07    1,180
  Stena AB, Sr. Notes (Sweden)...................................................    Ba3         8.75% 06/15/07      950
  Trism, Inc., Gtd. Notes(b).....................................................     NR        12.00% 02/15/05    1,305
  United Air Lines, Inc., Sr. Notes..............................................    Caa1        9.75% 08/15/21    1,000

                                                                                     Value
                                                                                    (Note 2)
CORPORATE BONDS (Continued)                                                       ------------
Telecommunications -- 7.3%
  Alamosa Holdings, Inc., Sr. Gtd. Notes, Zero Coupon (until 02/15/02)........... $  3,961,800
  Bestel SA de CV, Sr. Disc. Notes (Mexico)......................................      350,000
  Birch Telecommunications, Inc., Sr. Notes(b)...................................      450,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)
   (cost $2,566,560; purchased 01/26/99)(b)(f)...................................       29,440
  FairPoint Communications, Inc., Sr. Sub. Notes.................................    2,014,000
  Global Crossing Holdings Ltd., Sr. Notes(b)(g).................................      330,000
  Globo Communicacoes, Sr. Notes (Brazil)........................................      910,000
  GST Telecommunications, Inc., Conv. Sr. Disc. Notes(b).........................      195,000
  GT Group Telecom, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/05)..........      396,500
  Impsat Corp., Sr. Notes(b).....................................................      127,000
  Intermedia Communications, Inc., Sr. Sub. Notes, Ser. B, Zero Coupon
   (until 03/01/04)..............................................................      534,750
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/03)....    1,332,800
  Level 3 Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 03/15/05)....    4,140,000
  McLeodUSA, Inc., Sr. Disc. Notes, Zero Coupon (until 03/01/02)(b)..............      662,025
  McLeodUSA, Inc., Sr. Notes(b)..................................................      460,000
  Netia Holdings, Sr. Notes(b)...................................................      240,000
  Netia Holdings, Sr. Disc. Notes, Zero Coupon (until 11/01/02)(d)...............      556,800
  Nextel Communications, Inc., Sr. Notes.........................................    4,119,850
  Nextel Communications, Inc., Sr. Notes(d)......................................    5,850,000
  Nextel Communications, Inc., Sr. Sub. Notes, Zero Coupon (until 09/15/02)......      765,000
  Nextel Partners, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/04)...........    1,038,125
  Pagemart Nationwide, Inc., Sr. Disc. Notes(b)(e)...............................      102,000
  Price Communications Wireless, Inc., Sr. Sub. Notes............................    1,907,500
  Rogers Wireless Communications, Inc., Sec'd. Notes.............................    1,339,000
  Sirius Satellite Radio, Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/02)(d).    1,825,350
  Tritel PCS, Inc., Gtd. Notes...................................................    2,003,750
  Tritel PCS, Inc., Sr. Disc. Notes, Zero Coupon (until 05/15/04)................    3,400,000
  VoiceStream Wireless Corp., Sr. Disc. Notes....................................    2,832,960
  VoiceStream Wireless Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/04)......    5,940,914
                                                                                  ------------
                                                                                    47,814,564
                                                                                  ------------
Transportation -- 4.7%
  American Axle & Manufacturing, Inc., Gtd. Notes(d).............................      474,950
  AMR Corp., Deb. Notes..........................................................      231,224
  AMR Corp.(a)...................................................................      900,000
  AutoNation, Inc., Sr. Notes....................................................      381,563
  Calair Capital Corp., Sr. Notes................................................      280,000
  Collins & Aikman Products, Sr. Notes...........................................    3,759,375
  Collins & Aikman Products, Sr. Sub. Notes......................................      989,625
  Continental Airlines, Inc., Sr. Notes..........................................    1,535,500
  Delta Air Lines, Inc., M.T.N., Ser. C..........................................    1,305,000
  Delta Air Lines, Inc...........................................................    4,743,700
  Delta Air Lines, Inc., Sr. Notes...............................................    1,691,553
  Delta Air Lines, Inc., Debs....................................................    1,190,400
  General Motors Acceptance Corp.................................................    1,792,593
  Holt Group, Inc., Sr. Notes(b).................................................       24,000
  Lear Corp., Gtd. Notes.........................................................    2,529,142
  MSX International, Inc., Gtd. Notes............................................    1,402,188
  Navistar International Corp., Sr. Notes, Ser. B................................      249,062
  Navistar International Corp., Sr. Notes........................................    1,249,500
  Northwest Airlines, Inc., Gtd. Notes...........................................    1,615,068
  Northwest Airlines, Inc., Gtd. Notes(d)........................................      824,290
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B..............................      945,475
  Stena AB, Sr. Notes (Sweden)...................................................      864,500
  Trism, Inc., Gtd. Notes(b).....................................................       26,093
  United Air Lines, Inc., Sr. Notes..............................................      617,171

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

December 31, 2001


                                                                           Moody's                       Principal
                                                                           Rating    Interest   Maturity  Amount      Value
                                                                         (Unaudited)   Rate       Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                              ----------- --------   -------- --------- ------------
Transportation (cont'd.)
  US Airways, Inc. Pass-thru Certs., Ser. 89-A2.........................     B2         9.82%   01/01/13 $  1,775  $    940,750
  US Airways, Inc. Pass-thru Certs., Ser. 93-A3.........................     B2       10.375%   03/01/13    1,000       540,000
                                                                                                                   ------------
                                                                                                                     31,102,722
                                                                                                                   ------------
Utilities -- 9.5%
  AES Corp., Sr. Notes(d)...............................................     Ba1        8.75%   12/15/02    1,750     1,723,750
  AES Corp., Sr. Sub. Notes.............................................     Ba2       8.875%   11/01/27    1,165       792,200
  AES Corp., Sr. Sub. Notes(d)..........................................     Ba1        9.50%   06/01/09    4,000     3,640,000
  AES Drax Energy, Ltd., Sr. Sec'd. Notes, Ser. B (Cayman Islands)......     B1        11.50%   08/30/10    1,700     1,139,000
  AES Drax Holdings, Ltd., Sr. Sec'd. Bond, Ser. B (United Kingdom).....     Ba1       10.41%   12/31/20   10,295     9,214,025
  Beaver Valley II Funding Corp., Debs..................................    Baa3        9.00%   06/01/17    4,000     4,374,056
  Calpine Corp., Sr. Notes(d)...........................................     Ba1        8.50%   02/15/11   10,000     8,950,000
  Calpine Corp., Sr. Notes(d)...........................................     Ba1        8.75%   07/15/07    5,000     4,512,955
  Midland Funding Corp., Debs...........................................     Ba3       11.75%   07/23/05    6,170     6,730,507
  Midland Funding II....................................................     Ba3       13.25%   07/23/06    2,875     3,310,169
  Mirant Americas Generation LLC, Sr. Notes.............................     Ba1        7.20%   10/01/08    1,050       927,157
  Mirant Americas Generation LLC, Sr. Notes.............................     Ba1       7.625%   05/01/06    2,500     2,279,320
  Orion Power Holdings, Inc., Sr. Notes.................................     Ba3       12.00%   05/01/10    4,900     5,880,000
  PSEG Energy Holdings, Inc., Sr. Notes.................................    Baa3       10.00%   10/01/09    4,000     4,279,344
  Reliant Energy Mid-Atlantic Power, Pass-thru Certs., Ser. C...........    Baa3       9.681%   07/02/26    1,000     1,059,340
  USEC, Inc., Sr. Notes.................................................     Ba1        6.75%   01/20/09    1,000       887,657
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands)
   (cost $2,978,000; purchased 07/31/98)(b)(f)..........................    Caa1       12.00%   10/30/07    2,958     2,810,100
                                                                                                                   ------------
                                                                                                                     62,509,580
                                                                                                                   ------------
TOTAL CORPORATE BONDS.............................................................................................  573,394,814
                                                                                                                   ------------
FOREIGN GOVERNMENT BOND -- 0.9%
  United Mexican States, (Mexico)(d)....................................    Baa3       8.375%   01/14/11    5,000     5,187,500
                                                                                                                   ------------
                                                                                                          Shares
COMMON STOCKS -- 0.4%                                                                                    ---------
  Adelphia Business Solutions, Inc., (Class B)(a).......................                                   25,755        14,938
  Classic Communications, Inc.(e)(h)....................................                                    6,000            60
  Contour Energy Co.(a).................................................                                  115,200       106,560
  Delta Funding Residual Exchange Co. LLC(a)(e).........................                                    1,075       408,500
  Delta Funding Residual Management, Inc.(a)(e).........................                                    1,075            11
  Dr. Pepper Bottling Holdings, Inc., (Class B) (cost $5,226; purchased
   10/21/88)(a)(f)......................................................                                    5,807       145,175
  Geotek Communications, Inc.(a)........................................                                    4,512            45
  PFS Bancorp, Inc.(a)..................................................                                      220       330,375
  Premier Cruises, Ltd., (cost $0; purchased 09/15/99)(a)(f)............                                   74,058           740
  RCN Corp.(a)..........................................................                                      156           457
  Samuels Jewelers, Inc.(a).............................................                                   36,825         2,762
  Stage Stores, Inc.(a).................................................                                   74,715     1,718,451
  Star Gas Partners L.P.................................................                                    2,561        52,270
  Trism, Inc.(a)........................................................                                   82,628         4,958
  Waste Systems International, Inc.,
   (cost $1,970,169; purchased 02/01/99)(a)(f)..........................                                  503,351         3,523
                                                                                                                   ------------
TOTAL COMMON STOCKS...............................................................................................    2,788,825
                                                                                                                   ------------
PREFERRED STOCKS -- 5.7%
  Adelphia Communications Corp., PIK, 13.00%............................                                   12,500     1,262,500
  National Restaurant Enterprises Holdings, Inc., PIK, 13.00%...........                                   33,320           333
  Century Maintenance Supplies, PIK, 13.25%.............................                                   62,516     5,438,924

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

December 31, 2001


                                                                                      Value
                                                                           Shares    (Note 2)
PREFERRED STOCKS (Continued)                                               ------- ------------
  CSC Holdings, Inc., 11.125%.............................................  40,702 $  4,294,064
  CSC Holdings, Inc., PIK, 11.75%.........................................  60,000    6,450,000
  Delta Financial Corp.,10.00%(a)(e)......................................   1,075           11
  Dobson Communications, PIK, 12.25%......................................   4,905    4,806,900
  Eagle-Picher Holdings, Inc., 11.75%(a)..................................     170      221,000
  Electronic Retailing Systems International,
   (Cost $0; purchased 09/09/97)(a)(e)(f).................................   1,046           10
  Fitzgeralds Gaming, Inc., 15.00%(a).....................................  50,000       50,000
  Fresenius Medical Care, 6.00%...........................................   2,250    2,250,000
  Geneva Steel, Inc., 14.00%(a)...........................................  22,000            0
  Global Crossing Holdings, Ltd., PIK, 7.00%(b)...........................  17,103       17,103
  Intermedia Communications, Inc., PIK(a), 13.50%.........................   4,400           44
  Kaiser Government Programs, Inc., 7.00%(a)(e)...........................  39,058          391
  Kaiser Group Holdings, Inc., 7.00%(a)(e)................................  47,055          470
  Kaiser Group Holdings, Inc., 7.00%(a)(e)................................  39,058    1,367,018
  New Millenium Homes(a)(e)...............................................   3,000           30
  Paxon Communications, Inc., PIK, 13.25%.................................     886    7,527,575
  Premcor USA, Inc., 11.25%...............................................     740      222,095
  PRIMEDIA, Inc., 10.00%..................................................  44,668    2,054,728
  Sinclair Broadcast Group, Inc., PIK, 11.625%............................  10,000      940,000
  TVN Entertainment, 14.00%(a)(e)......................................... 132,720      398,160
  Viasystems, Inc., PIK, 8.00%(a).........................................  54,911      164,734
  World Access, Inc., (cost $2,000,000; purchased 02/11/00), 13.25%(a)(f).   1,435        2,869
                                                                                   ------------
TOTAL PREFERRED STOCKS....................................................           37,468,959
                                                                                   ------------

                                                                      Expiration
                                                                         Date     Units
WARRANTS(a) -- 0.3%                                                   ---------- -------
  Allegiance Telecommunications, Inc.................................  02/03/08    3,800  68,875
  American Banknote Corp.............................................  12/01/07    2,500       0
  Ampex Corp.........................................................  03/15/03  170,000   1,700
  Asia Pulp & Paper, Ltd., (cost $0; purchased 03/09/00)(f)..........  03/15/05    1,295      13
  Bell Technology Group, Ltd.........................................  05/01/05    1,250      12
  Bestel SA..........................................................  05/15/00    2,500   3,000
  Birch Telecom, Inc.................................................  06/15/08    2,500      25
  Cellnet Data Systems, Inc..........................................  09/15/07    7,010      70
  Delta Financial Corp...............................................  12/22/10   11,395       0
  Electronic Retailing Systems(e)....................................  02/01/04    2,000      20
  GT Group Telecommunication, Inc....................................  02/01/10    3,050  15,250
  Harborside Healthcare Corp.........................................  08/01/09   27,270     273
  HFI Holdings.......................................................  09/27/09   18,093     181
  ICG Communications, Inc............................................  09/15/05   20,790     208
  Inter Act Systems, Inc.............................................  08/01/03    4,400      44
  Intermediate Act Electronic Mktg, Inc..............................  12/15/09    4,400      44
  MGC Communications, Inc............................................  01/01/49    1,950 126,750
  National Restaurant Enterprises Holdings, Inc......................  05/15/08      250       3
  Nextel Int'l, Ltd..................................................  04/15/07    1,650      16
  Pagemart, Inc......................................................  12/31/03    9,200   1,840
  Powertel, Inc......................................................  02/01/06    6,720 268,800
  Price Communications Cellular Holdings.............................  08/01/07    6,880 357,760
  Primus Telecommunications Group....................................  08/01/04    1,500      15
  R & B Falcon.......................................................  05/01/09    2,875 575,000
  Star Choice Communications, Inc., (cost $0; purchased 12/18/97)(f).  12/15/05   69,480 486,360
  Sterling Chemical Holdings, Inc....................................  08/15/08      560     336
  Tellus Corp........................................................  09/15/05   42,866       0
  USN Communications, Inc............................................  08/15/04   10,590     106
  Verado Holdings, Inc., Ser. B......................................  04/15/08    1,175      12
  Versatel Telecommunications........................................  05/15/08    2,000      20
  Wam!Net, Inc.......................................................  03/01/05    3,000      30

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

December 31, 2001


                                                                           Expiration                 Value
                                                                              Date       Units       (Note 2)
WARRANTS(a) (Continued)                                                    ---------- ------------ ------------
  Waste Systems International...........................................    01/15/06        60,000 $        600
  XM Satellite Radio, Inc...............................................    03/03/10         5,005            0
                                                                                                   ------------
TOTAL WARRANTS....................................................................................    1,907,363
                                                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $756,740,136)..........................................................................    620,747,461
                                                                                                   ------------
                                                        Moody's
                                                        Rating    Interest  Maturity   Principal
                                                      (Unaudited)   Rate      Date      Amount
SHORT-TERM INVESTMENTS -- 19.5%                       ----------- -------- ---------- ------------
OTHER CORPORATE OBLIGATIONS -- 1.0%
Banks & Financial Services -- 0.3%
  Comdisco, Inc.(b)..................................    Caa1        5.95%  04/30/02  $      1,000      770,000
  Comdisco, Inc.(b)..................................    Caa1        6.00%  01/30/02         1,870    1,421,200
                                                                                                   ------------
                                                                                                      2,191,200
                                                                                                   ------------
Cable
  Scott Cable Communications, Inc., Jr. Sub., PIK(b).     NR        16.00%  07/18/02           108       16,336
                                                                                                   ------------
Chemicals -- 0.2%
  IMC Global, Inc., Sr. Notes........................    Ba2         7.40%  11/01/02         1,100    1,142,211
                                                                                                   ------------
Industrials -- 0.3%
  Family Restaurants, Inc.(b) (e)....................     NR         0.00%  01/24/02         3,000    1,800,000
                                                                                                   ------------
Utilities -- 0.2%
  CMS Energy Corp....................................    Ba3        8.125%  05/15/02         1,500    1,510,294
                                                                                                   ------------
TOTAL OTHER CORPORATE OBLIGATIONS.................................................................    6,660,041
                                                                                                   ------------
                                                                                        Shares
                                                                                      ------------

MUTUAL FUNDS -- 18.5%
   Prudential Core Investment Fund -- Taxable Money Market Series (c) (Note 4)....     121,298,054  121,298,054
                                                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $129,747,272)...........................................................................    127,958,095
                                                                                                   ------------
TOTAL INVESTMENTS -- 114.2%
  (cost $886,487,408; Note 7)...................................................................    748,705,556
                                                                                                   ------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (14 .2)%.................................................  (92,895,867)
                                                                                                   ------------
TOTAL NET ASSETS -- 100.0%........................................................................ $655,809,689
                                                                                                   ============

The following abbreviations are used in portfolio descriptions

AB     Aktieboiag (Swedish Stock Company)
L.P.   Limited Partnership
LLC    Limited Liability Corporation (British Company)
M.T.N. Medium Term Notes
NV     Naamloze Vennootschap (Dutch Corporation)
PIK    Payment in kind securities
PLC    Public Limited Company (British Corporation)
SA     Sociedad Anonmia (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.
(b)Represents issuer in default of interest payments, non-income producing security.
(c)Represents all or a portion of security purchased with cash collateral received for securities on loan.
(d)Portion of securities on loan with an aggregate market value of $98,862,568; cash collateral of $101,845,506 was received with which the portfolio purchased securities.
(e)Indicates a fair valued security. The aggregate value, $5,786,365 is approximately 0.9% of net assets.
(f)Indicates a restricted security; the aggregate cost of the restricted securities is $16,066,198. The aggregate value, $4,244,860 is approximately 0.6% of net assets.
(g)Subsequent to December 31, 2001, the issuer declared bankruptcy and is default of interest payments.
(h)Represents issuer in bankruptcy, non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

                            MONEY MARKET PORTFOLIO

December 31, 2001


                                                              Principal
                                            Interest Maturity  Amount      Value
                                              Rate     Date     (000)     (Note 2)
                                            -------- -------- --------- ------------
Bank Notes -- 0.8%
  American Express Centurion Bank (a)...... 2.08125% 11/06/02  $ 7,000  $  7,000,000
  Bank One N.A. (a)........................  2.4525% 01/24/02    5,000     5,000,344
                                                                        ------------
                                                                          12,000,344
                                                                        ------------
Certificates of Deposit - Yankee -- 18.0%
  Abbey National Treasury..................  2.1225% 10/10/02   20,000    19,992,274
  Abbey National Treasury..................    2.63% 12/27/02   25,000    24,995,141
  Bank of Nova Scotia......................    1.83% 06/10/02   25,000    24,796,667
  Bank of Nova Scotia......................    4.39% 05/03/02   20,000    19,999,351
  Canadian Imperial Bank of Commerce.......    2.12% 12/13/02   50,000    49,995,304
  Deutsche Bank AG.........................    2.03% 02/08/02   20,000    20,000,000
  Dresdner Bank AG.........................    5.07% 02/06/02   25,000    24,999,287
  Landesbank Baden - Wurttemberg...........    3.71% 01/15/02   32,000    32,000,030
  Royal Bank of Canada.....................    5.07% 02/13/02   25,000    24,998,235
  Svenska Handelsbanken AB.................    5.00% 02/07/02   10,000    10,000,000
  Svenska Handelsbanken AB.................    4.11% 07/08/02   18,000    18,000,000
                                                                        ------------
                                                                         269,776,289
                                                                        ------------
Commercial Paper -- 60.0%
  Alliance & Leicester.....................    1.87% 05/28/02    5,248     5,207,927
  American General Corp....................    1.70% 01/02/02   31,000    30,998,536
  American Home Products Corp..............    2.10% 01/23/02    3,200     3,195,893
  American Home Products Corp..............    2.25% 03/06/02    2,597     2,586,612
  American Honda Finance Corp..............    1.85% 01/31/02   24,275    24,237,576
  Aventis..................................    1.95% 01/15/02   20,000    19,984,833
  Barclays Bank PLC........................    1.80% 03/04/02   75,000    75,000,000
  BellSouth Corp...........................    1.85% 01/25/02   23,751    23,721,707
  Black Forest Funding Corp................    1.98% 01/17/02   17,000    16,985,040
  Brahms Funding Corp......................    2.12% 01/14/02   12,230    12,220,637
  Caisse Nationale Des Caisses.............    1.81% 06/12/02   15,480    15,353,915
  Clipper Receivables Corp.................    2.40% 01/14/02   20,000    19,982,667
  Den Norske Bank ASA......................    1.80% 03/04/02   17,000    16,947,300
  Den Norske Bank ASA......................    1.89% 03/04/02   27,222    27,133,392
  Dexia Delaware...........................    1.80% 01/14/02   29,500    29,480,825
  Enterprise Funding Corp..................    2.00% 01/24/02    3,199     3,194,912
  Enterprise Funding Corp..................    2.05% 02/01/02    7,000     6,987,643
  Falcon Asset Securitization Corp.........    1.95% 02/06/02   27,758    27,703,872
  FCAR Owner Trust Series II...............    2.04% 03/08/02   25,000    24,906,500
  Intrepid Funding Master Trust............    2.04% 02/25/02    6,000     5,981,300
  Intrepid Funding Master Trust............    2.39% 01/11/02   26,000    25,982,739
  Johnson Controls, Inc....................    2.25% 01/02/02    8,000     7,999,500
  Landesbank Scheswig Holstein Bank........    1.90% 02/12/02    5,000     4,988,917
  Market Street Funding Corp...............    1.95% 01/22/02   28,000    27,968,150
  Nestle Capital Corp......................    1.82% 02/28/02   10,000     9,970,678
  Nyala Funding LLC........................    2.15% 01/24/02    3,700     3,694,918
  Nyala Funding LLC........................    1.84% 01/25/02   40,000    39,950,933
  Preferred Receivables Funding Corp.......    2.02% 01/14/02   11,000    10,991,976
  Preferred Receivables Funding Corp.......    1.90% 01/24/02   20,000    19,975,722
  Prudential PLC...........................    1.80% 02/22/02   25,000    24,935,000
  San Paolo U.S. Finance Co................    1.87% 04/30/02   24,092    23,943,078
  Santander Hispano Finance Delaware, Inc..    1.88% 06/06/02   20,000    19,837,067
  Spintab/Swedmortgage AB..................    2.30% 02/20/02   25,000    24,920,139
  Spintab/Swedmortgage AB..................    1.94% 02/27/02   38,000    37,883,277
  Swedbank, Inc............................    1.85% 03/12/02    7,300     7,273,740
  Sweetwater Capital Corp..................    1.95% 01/28/02   17,317    17,291,674
  Telstra Corp., Ltd.......................    2.08% 02/07/02    8,000     7,982,898
  Toyota Motor Credit Co...................    1.87% 01/23/02   12,449    12,434,774
  Tyco International Group SA..............    2.10% 01/18/02    3,000     2,997,025
  Tyco International Group SA..............    2.05% 02/15/02   16,000    15,959,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

December 31, 2001


                                                                                       Interest Maturity Amount      Value
                                                                                         Rate     Date   (000)      (Note 2)
Commercial Paper (cont'd.)                                                             -------- -------- ------- --------------
  UBS AG..............................................................................    4.25% 05/16/02 $15,000 $   15,000,000
  UBS Finance Del LLC (a).............................................................    1.80% 01/02/02  52,846     52,843,358
  Verizon Global Funding Corp.........................................................    2.00% 01/25/02  25,000     24,966,666
  Verizon Global Funding Corp.........................................................    1.85% 01/30/02  40,000     39,940,389
  Volkswagen of America, Inc..........................................................    1.85% 01/28/02  30,000     29,958,375
                                                                                                                 --------------
                                                                                                                    901,501,080
                                                                                                                 --------------
Certificates of Deposit-Domestic -- 5.0%
  Chase Manhattan Bank................................................................    2.00% 02/20/02  75,000     75,000,000
                                                                                                                 --------------
Certificate of Deposit-Eurodollar -- 4.6%
  Banca Intesa SpA....................................................................    1.95% 03/04/02  15,000     15,000,772
  Bank of Scotland....................................................................    2.15% 03/28/02  25,000     25,005,866
  ING Bank, NV........................................................................    3.63% 01/28/02  30,000     29,999,550
                                                                                                                 --------------
                                                                                                                     70,006,188
                                                                                                                 --------------
Other Corporate Obligations -- 10.3%
  Allstate Life Insurance (cost $7,000,000; purchased 4/30/01)(a)(b)..................    2.40% 05/01/02   7,000      7,000,000
  Associates Corp. N.A. (cost $14,000,000; purchased 11/2/00)(a)(b)...................    2.64% 01/03/02  14,000     14,000,031
  Bank One Corp.(a)...................................................................    2.50% 01/28/02   5,000      5,000,736
  Bishop's Gate Residential Mortgage Trust (cost $5,000,000; purchased 3/30/01)(a)(b). 2.26375% 03/20/02   5,000      5,000,000
  FCC National Bank(a)................................................................ 2.08125% 05/15/02   3,000      3,000,781
  First Bank Systems, Inc.(a).........................................................    2.07% 07/17/02   3,200      3,202,758
  GE Capital Assurance Co. (cost $7,000,000; purchased 7/20/01)(a)(b).................  2.0125% 07/22/02   7,000      7,000,000
  Goldman Sachs Group LP (cost $45,000,000; purchased 6/27/00)(a)(b)..................    2.02% 01/14/03  45,000     45,000,000
  Merrill Lynch & Co., Inc.(a)........................................................    1.97% 01/15/02   4,000      4,000,165
  Merrill Lynch & Co., Inc.(a)........................................................ 2.16625% 11/13/02  20,000     20,037,277
  Metropolitan Life Insurance (cost $9,000,000; purchased 2/6/01)(a)(b)...............    2.31% 07/02/02   9,000      9,000,000
  Morgan Stanley Group, Inc.(a)....................................................... 1.95563% 08/15/02  25,000     25,000,000
  Travelers Insurance Co. (cost $7,000,000; purchased 7/6/00)(a)(b)................... 2.12375% 07/08/02   7,000      7,000,000
                                                                                                                 --------------
                                                                                                                    154,241,748
                                                                                                                 --------------
U.S. Government Obligations -- 5.6%
  Federal Home Loan Mortgage Corp.....................................................    5.50% 05/15/02  10,000     10,134,608
  Federal Home Loan Mortgage Corp.....................................................    6.25% 10/15/02  25,000     25,661,795
  Federal National Mortgage Association...............................................    1.98% 02/07/02  30,000     29,938,950
  Federal National Mortgage Association...............................................   6.625% 01/15/02  12,840     12,852,413
  Federal National Mortgage Association...............................................   6.625% 04/15/02   5,000      5,064,070
                                                                                                                 --------------
                                                                                                                     83,651,836
                                                                                                                 --------------
TOTAL INVESTMENTS -- 104.3%
 (amortized cost $1,566,177,485;(c))............................................................................  1,566,177,485
                                                                                                                 --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.3)%.................................................................    (64,324,464)
                                                                                                                 --------------
TOTAL NET ASSETS -- 100.0%...................................................................................... $1,501,853,021
                                                                                                                 ==============

The following abbreviations are used in portfolio descriptions:

         AG   Aktiengesellschaft (German Stock Company)
         ASA  Allmennaksjeselskae (Norwegian Company)
         LLC  Limited Liability Company
         LP   Limited Partnership
         N.A. National Association
         NV   Naamloze Vennootschap (Dutch Corporation)
         PLC  Public Limited Company (British Corporation)
         SA   Sociedad Anonmia (Spanish Corporation) or Societe Anonyme
              (French Corporation)
         SpA  Societa per Azioni (Italian Corporation)

(a)Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2001.
(b)Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $94,000,000 and represents 6.3% of net assets.
(c)The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

December 31, 2001



  The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2001 was as follows:

                 Commercial Banks.....................  50.7%
                 Asset Backed Securities..............  15.9%
                 Phone Company Communications.........   6.7%
                 Security Broker to Dealer............   6.7%
                 Federal Credit Agencies..............   5.9%
                 Motor Vehicle Parts..................   4.7%
                 Mortgage Bankers.....................   4.4%
                 Life Insurance.......................   3.9%
                 Pharmaceuticals......................   1.8%
                 General Industrial Machinery.........   1.4%
                 Personal Credit Institutes...........   0.9%
                 Food & Kindred Products..............   0.7%
                 Bank Holding Companies...............   0.6%
                                                       -----
                                                       104.3%
                 Liabilities in excess of other assets  (4.3)%
                                                       -----
                                                       100.0%
                                                       =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

                         PRUDENTIAL JENNISON PORTFOLIO
December 31, 2001


       LONG-TERM INVESTMENTS -- 99.3%                         Value
                                                 Shares      (Note 2)
       COMMON STOCKS -- 99.2%                   --------- --------------
       Advertising -- 2.0%
         Omnicom Group, Inc....................   515,300 $   46,042,055
                                                          --------------
       Aerospace -- 1.1%
         Northrop Grumman Corp.................   238,300     24,023,023
                                                          --------------
       Banks and Savings & Loans -- 1.8%
         Bank One Corp......................... 1,010,700     39,467,835
                                                          --------------
       Commercial Services -- 0.9%
         Concord EFS, Inc.(a)..................   617,400     20,238,372
                                                          --------------
       Computers -- 6.4%
         Dell Computer Corp.(a)................ 1,572,200     42,732,396
         Hewlett-Packard Co....................   375,200      7,706,608
         International Business Machines Corp.
          (IBM)................................   558,500     67,556,160
         Sun Microsystems, Inc.(a)............. 2,175,500     26,758,650
                                                          --------------
                                                             144,753,814
                                                          --------------
       Computer Software & Services -- 6.2%
         Cisco Systems, Inc.(a)................ 2,092,900     37,902,419
         Microsoft Corp.(a).................... 1,215,000     80,493,750
         Oracle Corp.(a)....................... 1,256,600     17,353,646
         SAP AG, ADR(b)........................    86,700      2,768,331
                                                          --------------
                                                             138,518,146
                                                          --------------
       Cosmetics & Soaps -- 0.8%
         Gillette Co. (The)....................   570,800     19,064,720
                                                          --------------
       Diversified Operations -- 5.8%
         General Electric Co................... 1,704,600     68,320,368
         Tyco International, Ltd............... 1,058,800     62,363,320
                                                          --------------
                                                             130,683,688
                                                          --------------
       Drugs & Medical Supplies -- 19.2%
         Abbott Laboratories...................   827,100     46,110,825
         American Home Products Corp...........   853,600     52,376,896
         Amgen, Inc.(a)........................   571,700     32,266,748
         Aventis S.A.(a).......................   382,600     27,164,600
         Baxter International, Inc.............   674,200     36,157,346
         Genetech, Inc.(a).....................   736,000     39,928,000
         Johnson & Johnson..................... 1,017,600     60,140,160
         MedImmune, Inc.(a)....................   402,900     18,674,415
         Pfizer, Inc........................... 1,379,000     54,953,150
         Pharmacia Corp........................   782,994     33,394,694
         Sepracor, Inc.(a).....................   520,800     29,716,848
                                                          --------------
                                                             430,883,682
                                                          --------------
       Electronics -- 5.9%
         Applied Materials, Inc.(a)............   345,000     13,834,500
         ARM Holdings PLC, ADR(a)..............   148,500      2,315,115
         Intel Corp............................ 1,910,600     60,088,370
         Maxim Integrated Products, Inc.(a)....    74,900      3,932,999
         STMicroelectronics NV, ADR
          (Switzerland)........................   271,600      8,601,572
         Texas Instruments, Inc................ 1,574,600     44,088,800
                                                          --------------
                                                             132,861,356
                                                          --------------
       Financial Services -- 10.5%
         Citigroup, Inc........................ 1,693,100     85,467,688
         Goldman Sachs Group, Inc..............   372,900     34,586,475
         Household International, Inc..........   541,500     31,374,510

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Financial Services (cont'd.)
        MBNA Corp...............................   790,400 $   27,822,080
        Merrill Lynch & Co., Inc................   548,400     28,582,608
        Morgan Stanley Dean Witter & Co.........   515,640     28,844,902
                                                           --------------
                                                              236,678,263
                                                           --------------
      Food & Beverage -- 2.6%
        PepsiCo, Inc............................ 1,200,500     58,452,345
                                                           --------------
      Insurance -- 5.6%
        American International Group, Inc.......   937,837     74,464,258
        Hartford Financial Services Group, Inc.
         (The)..................................   394,800     24,805,284
        XL Capital, Ltd. (Class "A" Stock)......   299,600     27,371,456
                                                           --------------
                                                              126,640,998
                                                           --------------
      Internet Services --  0.5%
        eBay, Inc.(a)...........................   169,500     11,339,550
                                                           --------------
      Leisure -- 0.9%
        Marriott International, Inc. (Class "A"
         Stock).................................   479,700     19,499,805
                                                           --------------
      Manufacturing -- 1.2%
        Minnesota Mining and Manufacturing
         Co. (3M)...............................   222,200     26,266,262
                                                           --------------
      Media -- 7.3%
        AOL Time Warner, Inc.(a)................   742,900     23,847,090
        Liberty Media Corp. (Class "A"
         Stock)(a).............................. 2,930,900     41,032,600
        New York Times Co. (The) (Class "A"
         Stock).................................   432,300     18,696,975
        Univision Communications, Inc.(a).......   548,200     22,180,172
        Viacom, Inc.(a)......................... 1,301,419     57,457,649
                                                           --------------
                                                              163,214,486
                                                           --------------
      Motorcycles -- 0.6%
        Harley-Davidson, Inc....................   235,900     12,811,729
                                                           --------------
      Oil & Gas Services -- 2.8%
        Halliburton Co..........................   469,300      6,147,830
        Schlumberger, Ltd....................... 1,037,900     57,032,605
                                                           --------------
                                                               63,180,435
                                                           --------------
      Retail -- 11.7%
        BJ's Wholesale Club, Inc.(a)............   343,800     15,161,580
        Bed Bath & Beyond, Inc.(a)..............   605,000     20,509,500
        Home Depot, Inc......................... 1,242,400     63,374,824
        Kohl's Corp.(a).........................   932,300     65,671,212
        Lowe's Cos., Inc........................   333,900     15,496,299
        Tiffany & Co............................ 1,092,200     34,371,534
        Wal-Mart Stores, Inc....................   834,500     48,025,475
                                                           --------------
                                                              262,610,424
                                                           --------------
      Semiconductor Equipment -- 1.1%
        KLA-Tencor Corp.(a).....................   265,400     13,153,224
        Novellus Systems, Inc.(a)...............   293,700     11,586,465
                                                           --------------
                                                               24,739,689
                                                           --------------
      Telecommunications -- 4.3%
        Nokia Corp., ADR (Finland).............. 1,472,200     36,113,066
        Sprint Corp. (PCS Group)(a)............. 1,028,800     25,113,008

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

December 31, 2001


                                                            Value
        COMMON STOCKS                         Shares       (Note 2)
        (Continued)                          ---------- --------------
        Telecommunications (cont'd.)
          Vodafone Air Touch Group PLC, ADR
           (United Kingdom).................  1,382,081 $   35,491,840
                                                        --------------
                                                            96,717,914
                                                        --------------
        TOTAL COMMON STOCKS
          (cost $ 2,233,145,846).....................    2,228,688,591
                                                        --------------

                                             Principal
                                              Amount
                                               (000)
        LONG-TERM BONDS -- 0.1%              ----------
        U.S. Government Obligations
          United States Treasury Note,
           3.5%, 01/15/11(c)
           (cost $1,013,168)................   $1,000        1,013,168
                                                        --------------
        TOTAL LONG-TERM INVESTMENTS
          (cost $2,234,159,014)......................    2,229,701,759
                                                        --------------
        SHORT-TERM                             Shares
        INVESTMENT -- 0.9%                   ----------
        Mutual Fund
          Prudential Core Investment Fund -
           Taxable Money Market Series,
           (cost $21,000,230; Note 4)....... 21,000,230     21,000,230
                                                        --------------
        TOTAL INVESTMENTS -- 100.2%
         (cost $2,255,159,244; Note 7).................  2,250,701,989
        LIABILITIES IN EXCESS OF OTHER
         ASSETS --  (0.2)%.............................     (4,266,430)
                                                        --------------
        NET ASSETS -- 100.0%........................... $2,246,435,559
                                                        ==============

The following abbreviations are used in portfolio descriptions:

             ADR  American Depository Receipt.
             AG   Aktiengesellschaft (German Stock Company)
             NV   Naamloze Vennootschap (Dutch Corporation)
             PLC  Public Limited Company (British Corporation)
             S.A. Sociedad Anonmia (Spanish Corporation) or Societe
                  Anonyme (French Corporation)

(a)Non-income producing security.
(b)Portion of securities on loan with an aggregate market value of $942,414.
(c)Represents the security received as collateral for securities on loan.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

                     SMALL CAPITALIZATION STOCK PORTFOLIO

December 31, 2001



        LONG-TERM INVESTMENTS -- 95.7%                         Value
                                                     Shares   (Note 2)
        COMMON STOCKS                                ------ ------------
        Advertising -- 0.3%
          ADVO, Inc.(a)............................. 31,600 $  1,358,800
          Penton Media, Inc......................... 49,500      309,870
                                                            ------------
                                                               1,668,670
                                                            ------------
        Aerospace -- 1.1%
          AAR Corp.................................. 41,850      377,068
          Alliant Techsystems, Inc.(a).............. 38,125    2,943,250
          BE Aerospace, Inc.(a)..................... 49,800      456,666
          GenCorp, Inc.............................. 66,300      935,493
          Kaman Corp. (Class "A" Stock)............. 34,700      541,320
          Trimble Navigation, Ltd.(a)............... 37,700      611,117
          Triumph Group, Inc.(a).................... 24,600      799,500
                                                            ------------
                                                               6,664,414
                                                            ------------
        Agricultural Products & Services -- 0.2%
          Delta & Pine Land Co...................... 59,800    1,353,274
                                                            ------------
        Airlines -- 0.9%
          Atlantic Coast Airlines Holdings, Inc.(a). 66,900    1,558,101
          Frontier Airlines, Inc.(a)................ 43,500      739,500
          Mesa Air Group, Inc.(a)................... 52,500      394,800
          Midwest Express Holdings, Inc.(a)......... 21,400      312,440
          SkyWest, Inc.............................. 87,100    2,216,695
                                                            ------------
                                                               5,221,536
                                                            ------------
        Apparel -- 1.1%
          Chico's FAS, Inc.(a)...................... 41,350    1,641,595
          Fossil, Inc.(a)........................... 46,600      978,600
          Genesco, Inc.(a).......................... 34,000      705,840
          Pacific Sunwear of California, Inc.(a).... 50,400    1,029,168
          Phillips-Van Heusen Corp.................. 42,600      464,340
          Russell Corp.............................. 49,500      742,995
          Wolverine World Wide, Inc................. 64,312      967,896
                                                            ------------
                                                               6,530,434
                                                            ------------
        Appliances & Home Furnishings -- 0.1%
          Applica, Inc.(a).......................... 35,800      322,558
          Salton, Inc.(a)(b)........................ 17,800      336,064
                                                            ------------
                                                                 658,622
                                                            ------------
        Autos - Cars & Trucks -- 0.4%
          Midas, Inc................................ 23,100      265,650
          Myers Industries, Inc..................... 36,921      503,972
          Standard Motor Products, Inc.............. 19,300      268,270
          TBC Corp.(a).............................. 32,500      435,175
          Titan International, Inc.................. 32,000      151,680
          Tower Automotive, Inc.(a)................. 68,400      617,652
          Wabash National Corp...................... 35,700      278,460
                                                            ------------
                                                               2,520,859
                                                            ------------
        Banks and Savings & Loans -- 5.5%
          American Financial Holdings, Inc.(b)...... 35,900      912,219
          Anchor BanCorp Wisconsin, Inc............. 38,100      675,894
          Boston Private Financial Holdgs, Inc...... 34,100      752,587
          Chittenden Corp........................... 49,900    1,377,240
          Commercial Federal Corp................... 79,725    1,873,538
          Community First Bankshares, Inc........... 63,900    1,641,591
          Cullen/Frost Bankers, Inc................. 80,100    2,473,488
          Dime Community Bancshares(b).............. 26,500      743,590
          Downey Financial Corp..................... 43,844    1,808,565

                                                                Value
       COMMON STOCKS                                 Shares    (Note 2)
       (Continued)                                   ------- ------------
       Banks and Savings & Loans (cont'd.)
         East West Bancorp, Inc.....................  35,800 $    921,850
         First Bancorp/Puerto Rico..................  41,300    1,177,050
         First Midwest Bancorp, Inc.................  78,800    2,300,172
         First Republic Bank(a).....................  21,100      509,565
         FirstFed Financial Corp.(a)................  26,800      686,884
         GBC Bancorp................................  18,200      536,900
         Provident Bankshares Corp..................  39,848      968,306
         Riggs National Corp........................  44,200      617,474
         Southwest Bancorporation of Texas, Inc.(a).  51,000    1,543,770
         Staten Island Bancorp, Inc................. 103,200    1,683,192
         Sterling Bancshares, Inc...................  65,350      818,182
         Susquehanna Bancshares, Inc................  60,900    1,269,765
         TrustCo Bank Corp.(b)...................... 110,804    1,392,806
         UCBH Holdings, Inc.........................  29,300      833,292
         United Bankshares, Inc.....................  64,500    1,861,470
         Washington Federal, Inc....................  89,580    2,309,373
         Whitney Holding Corp.......................  40,900    1,793,465
                                                             ------------
                                                               33,482,228
                                                             ------------
       Chemicals -- 2.3%
         Arch Chemicals, Inc........................  34,500      800,400
         Cambrex Corp...............................  39,700    1,730,920
         Chemed Corp................................  15,300      518,670
         Chemfirst, Inc.............................  22,000      527,340
         Georgia Gulf Corp..........................  49,200      910,200
         MacDermid, Inc.............................  48,800      827,160
         Mississippi Chemical Corp..................  40,572      114,819
         OM Group, Inc.(b)..........................  37,200    2,462,268
         Omnova Solutions, Inc......................  61,400      417,520
         Penford Corp...............................  11,600      144,420
         PolyOne Corp............................... 145,700    1,427,860
         Quaker Chemical Corp.......................  14,100      290,460
         Scotts Co. (Class "A" Stock)(a)............  44,400    2,113,440
         TETRA Technologies, Inc.(a)................  21,600      452,520
         WD-40 Co...................................  24,000      639,600
         Wellman, Inc...............................  49,300      763,657
                                                             ------------
                                                               14,141,254
                                                             ------------
       Collectibles & Gifts -- 0.3%
         Action Performance Cos., Inc.(a)...........  24,900      762,189
         Department 56, Inc.(a).....................  20,000      172,000
         Enesco Group, Inc.(a)......................  21,200      133,560
         Lennox International, Inc..................  87,200      845,840
                                                             ------------
                                                                1,913,589
                                                             ------------
       Commercial Services -- 3.2%
         ABM Industries, Inc........................  36,900    1,156,815
         Arbitron, Inc.(a)..........................  45,300    1,546,995
         Bowne & Co., Inc...........................  51,300      656,640
         Central Parking Corp.......................  55,750    1,094,930
         Consolidated Graphics, Inc.(a).............  20,200      388,850
         CPI Corp...................................  11,900      197,540
         Dendrite International, Inc.(a)............  61,450      862,143
         F.Y.I., Inc.(a)............................  25,600      857,600
         Franklin Covey Co.(a)......................  30,800      185,724
         Global Payments, Inc.......................  56,220    1,933,968
         Hooper Holmes, Inc......................... 100,700      901,265
         Information Holdings, Inc.(a)..............  33,600      951,216

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

December 31, 2001


                                                              Value
        COMMON STOCKS                              Shares    (Note 2)
        (Continued)                                ------- ------------
        Commercial Services (cont'd.)
          Information Resources, Inc.(a)..........  45,100 $    374,330
          Insurance Auto Auctions, Inc.(a)........  18,200      264,082
          John H. Harland Co......................  45,100      996,710
          Kroll, Inc.(a)..........................  34,800      525,480
          Labor Ready, Inc.(a)....................  62,850      321,164
          MAXIMUS, Inc.(a)........................  33,300    1,400,598
          MemberWorks, Inc.(a)....................  23,800      333,438
          Mobile Mini, Inc.(a)....................  21,800      852,816
          Nelson Thomas, Inc......................  22,250      246,975
          On Assignment, Inc.(a)..................  35,400      813,138
          PAREXEL International Corp.(a)..........  38,200      548,170
          Pre-Paid Legal Services, Inc.(a)........  33,100      724,890
          Profit Recovery Group Int'l, Inc.(a)....  73,600      599,840
          Startek, Inc.(a)........................  21,800      413,110
          Volt Information Sciences, Inc.(a)......  23,600      403,560
                                                           ------------
                                                             19,551,987
                                                           ------------
        Computer Services --  5.4%
          Actel Corp.(a)..........................  36,700      730,697
          Adaptec, Inc............................ 153,100    2,219,950
          American Management Systems, Inc.(a)(b).  64,650    1,168,872
          Analysts International Corp.............  37,500      154,875
          Aspen Technology, Inc.(a)...............  47,400      796,320
          Avid Technology, Inc.(a)................  40,000      486,000
          Black Box Corp.(a)......................  29,800    1,575,824
          Brooktrout, Inc.(a).....................  18,800      122,200
          CACI International, Inc.
           (Class "A" Stock)(a)...................  35,100    1,385,924
          Carreker Corp.(a).......................  33,900      200,010
          Cerner Corp.(a).........................  54,100    2,701,213
          Ciber, Inc.(a)..........................  88,500      836,325
          Computer Task Group, Inc.(a)............  32,400      127,656
          ePresence, Inc.(a)......................  37,100      155,449
          FactSet Research Systems, Inc...........  51,300    1,792,935
          Fair, Issac & Co., Inc..................  34,400    2,167,888
          FileNet Corp.(a)........................  54,900    1,113,921
          Hutchinson Technology, Inc.(a)..........  38,900      903,258
          Insight Enterprises, Inc.(a)(b).........  64,300    1,581,780
          Manhattan Associates Inc.(a)............  42,800    1,247,620
          Mercury Computer Systems, Inc.(a).......  33,800    1,321,918
          Midway Games, Inc.(a)(b)................  65,530      983,605
          NYFIX, Inc.(a)..........................  44,300      886,886
          Phoenix Technology, Ltd.(a).............  38,900      452,796
          Pinnacle Systems, Inc.(a)...............  79,400      630,436
          Progress Software Corp.(a)..............  54,900      948,672
          QRS Corp.(a)............................  24,000      338,400
          Radiant Systems, Inc.(a)................  43,000      494,500
          RadiSys Corp.(a)........................  26,700      524,922
          Read-Rite Corp.(a)...................... 184,800    1,221,528
          Standard Microsystems Corp.(a)..........  25,000      388,000
          Teledyne Technologies, Inc.(a)..........  49,200      801,468
          Zebra Technologies Corp.
           (Class "A" Stock)(a)...................  49,000    2,719,990
                                                           ------------
                                                             33,181,838
                                                           ------------
        Construction -- 2.0%
          Butler Manufacturing Co.................   9,800      271,460
          Coachmen Industries, Inc................  24,500      294,000

                                                                 Value
      COMMON STOCKS                                    Shares   (Note 2)
      (Continued)                                      ------ ------------
      Construction (cont'd.)
        Elcor Corp.................................... 29,900 $    830,921
        Florida Rock Industries, Inc.................. 43,450    1,589,401
        Insituform Technologies, Inc.
         (Class "A" Stock)(a)(b)...................... 41,500    1,061,570
        M.D.C. Holdings, Inc.......................... 41,368    1,563,297
        NVR, Inc.(a).................................. 12,700    2,590,800
        Shaw Group, Inc.(a)(b)........................ 63,800    1,499,300
        Simpson Manufacturing Co., Inc.(a)............ 18,800    1,077,240
        Standard Pacific Corp......................... 46,850    1,139,392
        Thomas Industries, Inc........................ 23,550      588,750
        Washington Group International, Inc.(a)(f).... 80,200          962
                                                              ------------
                                                                12,507,093
                                                              ------------
      Consumer Cyclical -- 0.1%
        JAKKS Pacific, Inc.(a)........................ 28,000      530,600
                                                              ------------
      Containers -- 0.3%
        AptarGroup, Inc............................... 55,600    1,947,668
                                                              ------------
      Cosmetics & Soaps
        Nature's Sunshine Products, Inc............... 25,200      295,848
                                                              ------------
      Distribution/Wholesalers -- 0.7%
        Advanced Marketing Services, Inc.............. 29,700      542,025
        Bell Microproducts, Inc. (Class "B" Stock)(a). 26,000      328,120
        Brightpoint, Inc.(a).......................... 86,600      271,924
        Castle (A.M.) & Co............................ 21,900      179,580
        SCP Pool Corp.(a)............................. 39,850    1,093,882
        United Stationers, Inc.(a).................... 51,800    1,743,070
                                                              ------------
                                                                 4,158,601
                                                              ------------
      Diversified Manufacturing Operations -- 1.3%
        Acuity Brands, Inc.(a)........................ 63,900      773,190
        Barnes Group, Inc............................. 28,700      688,513
        CLARCOR, Inc.................................. 38,000    1,031,700
        CUNO, Inc.(a)................................. 25,500      777,750
        Griffon Corp.................................. 50,710      760,650
        Intermet Corp................................. 28,300       94,805
        Lydall, Inc.(a)............................... 24,600      246,000
        Mueller Industries, Inc.(a)................... 51,900    1,725,675
        SPS Technologies, Inc.(a)..................... 20,300      708,876
        Standex International Corp.................... 18,700      406,725
        Valmont Industries, Inc....................... 38,300      553,818
                                                              ------------
                                                                 7,767,702
                                                              ------------
      Drugs & Medical Supplies -- 6.7%
        Advanced Tissue Sciences, Inc.(a)............. 99,700      434,692
        ArthroCare Corp.(a)........................... 34,500      618,585
        Cephalon, Inc.(a)(b).......................... 77,000    5,820,045
        Coherent, Inc.(a)............................. 43,000    1,329,560
        CONMED Corp.(a)............................... 39,000      778,440
        Cygnus, Inc.(a)............................... 47,600      249,900
        CyroLife, Inc.(a)............................. 29,200      876,000
        Diagnostic Products Corp...................... 43,400    1,907,430
        Enzo Biochem, Inc............................. 39,873      937,016
        Haemonetics Corp.(a).......................... 39,400    1,336,448
        Hologic, Inc.(a).............................. 28,100      261,049
        IDEXX Laboratories, Inc.(a)................... 51,000    1,454,010
        INAMED Corp.(a)............................... 31,800      956,226

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

December 31, 2001


                                                                Value
       COMMON STOCKS                                 Shares    (Note 2)
       (Continued)                                   ------- ------------
       Drugs & Medical Supplies (cont'd.)
         Invacare Corp..............................  47,500 $  1,601,225
         Medicis Pharmaceutical Corp.
          (Class "A" Stock)(a)......................  46,900    3,029,271
         NBTY, Inc.(a).............................. 101,300    1,185,210
         Noven Pharmaceuticals, Inc.(a).............  34,600      614,150
         Osteotech, Inc.(a).........................  21,700      120,435
         Owens & Minor, Inc.........................  51,800      958,300
         PolyMedica Corp.(a)(b).....................  20,600      341,960
         Priority Healthcare Corp.(a)...............  70,532    2,482,021
         Regeneron Pharmaceuticals, Inc.(a)(b)......  67,600    1,903,616
         ResMed, Inc.(a)(b).........................  48,700    2,625,904
         Respironics, Inc.(a).......................  47,100    1,631,544
         SpaceLabs Medical, Inc.(a).................  15,000      182,250
         SurModics, Inc.(a).........................  26,000      947,960
         Sybron Dental Specialties, Inc.(a).........  58,600    1,264,588
         Syncor International Corp.(a)..............  38,000    1,088,320
         Techne Corp.(a)............................  64,400    2,373,140
         Viasys Healthcare, Inc.(a).................  33,400      675,014
         Vital Signs, Inc...........................  20,100      701,490
                                                             ------------
                                                               40,685,799
                                                             ------------
       Education -- 0.4%
         Corinthian Colleges, Inc.(a)...............  32,900    1,345,281
         ITT Educational Services, Inc.(a)..........  36,800    1,356,816
                                                             ------------
                                                                2,702,097
                                                             ------------
       Electrical Equipment -- 1.3%
         Anixter International, Inc.(a).............  55,800    1,618,758
         Baldor Electric Co.........................  52,566    1,098,629
         C&D Technologies, Inc......................  40,600      927,710
         Kulicke & Soffa Industries, Inc.(a)(b).....  76,000    1,303,400
         MagneTek, Inc.(a)..........................  35,200      317,152
         SLI, Inc...................................  54,200      141,462
         Technitrol, Inc............................  52,200    1,441,764
         Valence Technology, Inc.(a)................  70,700      238,259
         Vicor Corp.(a).............................  65,700    1,064,340
                                                             ------------
                                                                8,151,474
                                                             ------------
       Electronics -- 3.1%
         Alpha Industries, Inc.(a)..................  67,500    1,471,500
         Analogic Corp..............................  20,200      777,902
         Artesyn Technologies, Inc.(a)..............  59,300      552,083
         Audiovox Corp.(a)..........................  35,000      261,100
         Belden, Inc................................  38,100      897,255
         Benchmark Electronics, Inc.(a).............  30,400      576,384
         BMC Industries, Inc........................  42,600       87,756
         Cable Design Technologies Corp.(a).........  67,950      929,556
         Checkpoint Systems, Inc.(a)................  47,400      635,160
         Cohu, Inc..................................  31,600      624,100
         CTS Corp...................................  43,100      685,290
         Dionex Corp.(a)............................  34,500      880,095
         Electro Scientific Industries, Inc.(a).....  42,000    1,260,420
         Electroglas, Inc.(a).......................  32,600      481,502
         Esterline Technologies Corp.(a)............  32,100      513,921
         Helix Technology Corp......................  35,000      789,250
         Intermagnetics General Corp................  24,435      632,866
         Itron, Inc.(a)(b)..........................  24,100      730,230
         Keithley Instruments, Inc..................  24,500      414,050
         Methode Eletronics, Inc. (Class "A" Stock).  55,500      444,000

                                                                 Value
      COMMON STOCKS                                   Shares    (Note 2)
      (Continued)                                     ------- ------------
      Electronics (cont'd.)
        Park Electrochemical Corp....................  30,100 $    794,640
        Photronics, Inc.(a)..........................  46,300    1,451,505
        Pioneer-Standard Electronics, Inc............  42,800      543,560
        SBS Technologies, Inc.(a)....................  22,100      321,997
        Stratos Lightwave, Inc.(a)...................  99,539      612,165
        Three-Five Systems, Inc.(a)..................  33,150      527,417
        Ultratech Stepper, Inc.(a)...................  34,300      566,636
        X-Rite, Inc..................................  33,200      282,532
                                                              ------------
                                                                18,744,872
                                                              ------------
      Electronic Components -- 0.9%
        Alliance Semiconductor Corp.(a)..............  66,200      799,696
        APW, Ltd.(a).................................  63,300      105,711
        AXT, Inc.....................................  34,400      496,392
        Bel Fuse, Inc. (Class "B" Stock).............  16,600      415,830
        Cymer, Inc.(a)...............................  47,400    1,267,002
        Microsemi Corp.(a)...........................  43,400    1,288,980
        Rogers Corp.(a)..............................  24,200      733,260
        Supertex, Inc.(a)............................  19,200      336,192
                                                              ------------
                                                                 5,443,063
                                                              ------------
      Energy -- 0.7%
        Advanced Energy Industries, Inc.(a)(b).......  49,300    1,313,352
        UGI Corp.....................................  42,100    1,271,420
        Unisource Energy Corp........................  51,700      940,423
        Veritas DGC, Inc.(a)(b)......................  49,400      913,900
                                                              ------------
                                                                 4,439,095
                                                              ------------
      Engineering -- 0.3%
        EMCOR Group, Inc.(a).........................  19,300      876,220
        Foster Wheeler, Ltd.(b)......................  63,300      322,830
        URS Corp.(a).................................  26,500      726,365
                                                              ------------
                                                                 1,925,415
                                                              ------------
      Environmental Services -- 0.6%
        Ionics, Inc.(a)..............................  26,800      804,804
        Tetra Tech, Inc.(a)(b).......................  79,062    1,574,124
        Waste Connections, Inc.(a)...................  42,200    1,307,778
                                                              ------------
                                                                 3,686,706
                                                              ------------
      Financial Services -- 2.3%
        Commerce Bancorp, Inc........................ 100,588    3,957,132
        Financial Federal Corp.(a)...................  25,600      800,000
        Hudson United Bancorp........................  72,992    2,094,871
        Jeffries Group, Inc..........................  38,800    1,641,628
        MAF Bancorp, Inc.............................  35,000    1,032,500
        Raymond James Financial, Inc.................  74,218    2,636,223
        South Financial Group, Inc...................  66,100    1,173,275
        SWS Group, Inc.(b)...........................  26,776      681,449
                                                              ------------
                                                                14,017,078
                                                              ------------
      Food & Beverage -- 2.4%
        American Italian Pasta Co. (Class "A"
         Stock)(a)...................................  27,200    1,143,216
        Coca-Cola Bottling Co........................  13,600      514,896
        Constellation Brands, Inc. (Class "A" Stock).  65,200    2,793,820
        Corn Products International, Inc.............  54,800    1,931,700
        Fleming Cos., Inc.(b)........................  68,100    1,259,850
        Hain Celestial Group, Inc.(a)................  52,100    1,430,666
        International Multifoods Corp................  29,200      697,880

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

December 31, 2001


                                                                Value
       COMMON STOCKS                                 Shares    (Note 2)
       (Continued)                                   ------- ------------
       Food & Beverage (cont'd.)
         J & J Snack Foods Corp.(a).................  13,200 $    322,740
         Nash-Finch Co..............................  18,000      559,800
         Performance Food Group Co.(a)(b)...........  64,600    2,271,982
         Ralcorp Holdings, Inc.(a)..................  46,400    1,053,280
         United Natural Foods, Inc.(a)..............  28,900      722,500
                                                             ------------
                                                               14,702,330
                                                             ------------
       Furniture -- 0.9%
         Aaron Rents, Inc...........................  30,900      503,670
         Bassett Furniture Industries, Inc..........  18,200      254,982
         Ethan Allen Interiors, Inc.................  61,250    2,547,387
         Interface, Inc.............................  79,000      443,190
         La-Z-Boy, Inc..............................  93,600    2,042,352
                                                             ------------
                                                                5,791,581
                                                             ------------
       Gaming -- 0.3%
         International Game Technology(a)...........  23,100    1,577,730
                                                             ------------
       Healthcare -- 3.5%
         ArQule, Inc.(a)............................  31,400      533,800
         Bio-Technology General Corp.(a)............  88,900      731,647
         Cooper Companies, Inc.(b)..................  22,700    1,134,546
         Coventry Corp.(a).......................... 100,500    2,004,975
         Datascope Corp.............................  23,000      780,160
         IMPATH, Inc.(a)............................  24,800    1,103,848
         Mentor Corp................................  36,800    1,051,008
         NDCHealth Corp.............................  52,125    1,800,919
         Organogenesis, Inc.(a).....................  53,500      256,800
         Pharmaceutical Product Development,
          Inc.(a)...................................  80,100    2,588,031
         Renal Care Group, Inc.(a)..................  73,750    2,367,375
         Sierra Health Services, Inc.(a)............  42,725      346,072
         Smith (A.O.) Corp..........................  36,600      713,700
         Sola International, Inc.(a)................  36,800      713,920
         Theragenics Corp.(a).......................  45,900      452,574
         US Oncology, Inc.(a)....................... 146,600    1,105,364
         Varian Med Systems, Inc.(a)................  51,600    3,677,016
                                                             ------------
                                                               21,361,755
                                                             ------------
       Hospitals/Healthcare Management -- 2.1%
         Accredo Health, Inc.(a)(b).................  40,200    1,595,940
         AdvancePCS(a).............................. 129,200    3,792,020
         Curative Health Services, Inc.(a)..........  10,900      147,150
         Mid Atlantic Medical Services, Inc.(a).....  74,000    1,679,800
         Orthodontic Centers of America, Inc.(a)(b).  76,400    2,330,200
         Pediatrix Medical Group, Inc.(a)...........  36,300    1,231,296
         Province Healthcare Co.(a).................  48,600    1,499,796
         RehabCare Group, Inc.(a)...................  26,400      781,440
                                                             ------------
                                                               13,057,642
                                                             ------------
       Housing Related -- 1.7%
         Champion Enterprises, Inc.(a)..............  74,100      912,171
         D.R.Horton, Inc.(b)........................ 117,478    3,813,336
         Fedders Corp...............................  49,000      148,960
         Fleetwood Enterprises, Inc.(b).............  50,800      575,564
         National Presto Industries, Inc............  10,700      296,925
         Ryland Group, Inc..........................  20,825    1,524,390
         Skyline Corp...............................  13,000      419,250
         Toll Brothers, Inc.(a)(b)..................  56,700    2,489,130
                                                             ------------
                                                               10,179,726
                                                             ------------

                                                                Value
       COMMON STOCKS                                 Shares    (Note 2)
       (Continued)                                   ------- ------------
       Human Resources -- 0.5%
         Administaff, Inc.(a)(b)....................  42,500 $  1,164,925
         CDI Corp.(a)...............................  29,600      562,400
         Hall, Kinion & Associates, Inc.(a).........  20,500      192,290
         Heidrick & Struggles International,
          Inc.(a)...................................  29,900      542,685
         Spherion Corp.(a)..........................  90,600      884,256
                                                             ------------
                                                                3,346,556
                                                             ------------
       Index Fund -- 0.2%
         iShares S&P SmallCap 600 Index Fund........  10,000    1,144,000
                                                             ------------
       Instrument - Controls -- 0.2%
         BEI Technologies, Inc......................  22,300      388,912
         Woodward Governor Co.......................  17,600    1,025,200
                                                             ------------
                                                                1,414,112
                                                             ------------
       Insurance -- 2.0%
         Delphi Financial Group, Inc................  31,579    1,051,581
         First American Corp.(b).................... 101,200    1,896,488
         Fremont General Corp....................... 109,740      858,167
         Hilb, Rogal & Hamilton Co..................  21,100    1,182,655
         LandAmerica Financial Group, Inc...........  28,000      803,600
         Mutual Risk Management, Ltd................  64,600      471,580
         Philadelphia Consolidated Holding Corp.(a).  32,400    1,221,804
         Presidential Life Corp.....................  45,500      935,480
         RLI Corp...................................  15,300      688,500
         SCPIE Holdings, Inc........................  14,500      424,125
         Selective Insurance Group, Inc.............  39,300      853,989
         Stewart Information Services Corp.(a)......  23,700      468,075
         Trenwick Group, Ltd........................  57,150      581,215
         Zenith National Insurance Corp.............  27,200      759,968
                                                             ------------
                                                               12,197,227
                                                             ------------
       Leisure -- 1.8%
         Argosy Gaming Co.(a).......................  44,700    1,453,644
         Aztar Corp.(a).............................  58,500    1,070,550
         Bally Total Fitness Holding Corp.(a).......  44,800      965,888
         Huffy Corp.(a).............................  15,900      101,760
         K2, Inc.(a)................................  27,800      200,438
         Marcus Corp................................  45,325      641,349
         Pinnacle Entertainment, Inc.(a)............  40,300      243,009
         Polaris Industries, Inc....................  36,500    2,107,875
         Prime Hospitality Corp.(a).................  69,900      772,395
         Sturm Ruger & Co., Inc.....................  41,700      499,566
         Thor Industries, Inc.......................  21,400      792,870
         Winnebago Industries, Inc..................  31,900    1,178,386
         WMS Industries, Inc.(a)....................  49,300      986,000
                                                             ------------
                                                               11,013,730
                                                             ------------
       Machinery -- 3.0%
         Applied Industrial Technologies, Inc.......  30,400      566,960
         Astec Industries, Inc.(a)..................  30,000      433,800
         Cognex Corp.(a)............................  67,600    1,731,236
         Dril-Quip, Inc.(a).........................  26,900      648,290
         Flow International Corp.(a)................  23,400      289,458
         Gardner Denver, Inc.(a)....................  24,100      537,912
         Graco, Inc.................................  47,800    1,866,590
         IDEX Corp..................................  47,200    1,628,400
         JLG Industries, Inc........................  65,000      692,250
         Lindsay Manufacturing Co...................  18,212      352,402

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

December 31, 2001


                                                               Value
        COMMON STOCKS                               Shares    (Note 2)
        (Continued)                                 ------- ------------
        Machinery (cont'd.)
          Manitowoc Co., Inc.......................  37,712 $  1,172,843
          Milacron, Inc............................  51,700      817,377
          Paxar Corp.(a)...........................  65,652      932,259
          Photon Dynamics, Inc.(a).................  19,800      903,870
          Regal-Beloit Corp........................  32,400      706,320
          Robbins & Myers, Inc.....................  18,100      423,721
          Roper Industries, Inc....................  47,700    2,361,150
          Royal Appliance Manufacturing Co.(a).....  21,400      106,786
          Timken Co................................  93,200    1,507,976
          Toro Co..................................  19,800      891,000
                                                            ------------
                                                              18,570,600
                                                            ------------
        Media -- 0.4%
          4Kids Entertainment, Inc.(a).............  18,700      374,561
          Harman International Industries, Inc.(b).  49,800    2,245,980
                                                            ------------
                                                               2,620,541
                                                            ------------
        Metals - Ferrous -- 0.7%
          Century Aluminum Co......................  31,800      424,848
          Cleveland-Cliffs, Inc....................  15,700      287,310
          Commercial Metals Co.....................  20,200      706,596
          Material Sciences Corp.(a)...............  22,825      230,989
          Quanex Corp..............................  20,825      589,347
          Reliance Steel & Aluminum Co.............  47,700    1,252,125
          Steel Dynamics, Inc.(a)..................  70,800      821,988
          Steel Technologies, Inc..................  15,800      143,464
                                                            ------------
                                                               4,456,667
                                                            ------------
        Metals - Non Ferrous -- 0.3%
          Brush Engineered Materials, Inc..........  25,700      365,968
          Commonwealth Industries, Inc.............  25,500      119,850
          IMCO Recycling, Inc......................  22,800      163,020
          RTI International Metals, Inc.(a)........  32,400      322,380
          Ryerson Tull, Inc........................  38,400      422,400
          Wolverine Tube, Inc.(a)..................  18,700      212,245
                                                            ------------
                                                               1,605,863
                                                            ------------
        Mineral Resources -- 0.4%
          Massey Energy Co......................... 114,700    2,377,731
                                                            ------------
        Miscellaneous Basic Industry -- 1.3%
          Apogee Enterprises, Inc..................  43,800      692,916
          Armor Holdings, Inc.(a)..................  44,500    1,201,055
          Briggs & Stratton Corp...................  33,600    1,434,720
          Lawson Products, Inc.....................  15,100      392,600
          Libbey, Inc..............................  23,800      777,070
          Meade Instruments Corp.(a)...............  25,500       91,290
          Texas Industries, Inc.(b)................  32,300    1,191,870
          Tredegar Industries, Inc.................  59,150    1,123,850
          Watsco, Inc..............................  41,400      587,880
          Watts Industries, Inc. (Class "A" Stock).  41,100      616,500
                                                            ------------
                                                               8,109,751
                                                            ------------
        Miscellaneous - Consumer Growth/Stable -- 0.3%
          DIMON, Inc...............................  69,175      498,060
          Hughes Supply, Inc.(b)...................  36,750    1,134,473
                                                            ------------
                                                               1,632,533
                                                            ------------

                                                              Value
        COMMON STOCKS                              Shares    (Note 2)
        (Continued)                                ------- ------------
        Networking -- 0.6%
          Aeroflex, Inc.(a).......................  92,600 $  1,752,918
          C-COR.net Corp.(a)......................  50,200      731,414
          DMC Stratex Networks, Inc.(a)........... 114,500      890,810
          Visual Networks, Inc.(a)................  48,800      225,456
                                                           ------------
                                                              3,600,598
                                                           ------------
        Office Equipment & Supplies -- 0.2%
          Imagistics International, Inc.(a).......  30,600      377,910
          New England Business Service, Inc.......  19,400      371,510
          Standard Register Co....................  42,800      793,084
                                                           ------------
                                                              1,542,504
                                                           ------------
        Oil & Gas -- 3.6%
          Cabot Oil & Gas Corp. (Class "A" Stock).  48,800    1,173,640
          Cascade Natural Gas Corp................  17,122      377,540
          Cross (A.T.) Co. (Class "A" Stock)(a)...  26,400      155,760
          Evergreen Resources, Inc.(a)............  28,600    1,104,246
          Key Production Co., Inc.(a).............  21,700      368,900
          Laclede Group, Inc......................  29,300      700,270
          Lone Star Technologies, Inc.(a).........  38,400      675,840
          Newfield Exploration Co.(a)(b)..........  69,350    2,462,619
          Northwest Natural Gas Co................  38,900      991,950
          Nuevo Energy Co.(a).....................  25,900      388,500
          Piedmont Natural Gas Co., Inc...........  49,900    1,786,420
          Prima Energy Corp.(a)...................  19,800      430,650
          Remington Oil and Gas Corp.(a)..........  33,800      584,740
          Southern Union Co.(a)...................  83,160    1,568,398
          Southwest Gas Corp......................  49,600    1,108,560
          Swift Energy Co.(a).....................  38,400      775,680
          Tom Brown, Inc.(a)......................  60,600    1,636,806
          Unit Corp.(a)...........................  55,800      719,820
          Vintage Petroleum, Inc..................  97,800    1,413,210
          XTO Energy, Inc.(b)..................... 190,443    3,332,752
                                                           ------------
                                                             21,756,301
                                                           ------------
        Oil & Gas Services -- 2.7%
          Atwood Oceanics, Inc.(a)................  21,500      749,275
          Cal Dive International, Inc.(a)(b)......  50,400    1,243,872
          CARBO Ceramics, Inc.....................  22,600      885,016
          Energen Corp............................  48,000    1,183,200
          Input/Output, Inc.(a)...................  79,300      651,053
          New Jersey Resources Corp...............  27,600    1,291,680
          NUI Corp................................  21,300      504,810
          Oceaneering International, Inc.(a)......  36,300      802,956
          Offshore Logistics, Inc.(a).............  33,200      589,632
          Patina Oil & Gas Corp...................  33,200      913,000
          Plains Resources, Inc.(a)...............  27,200      669,392
          Pogo Producing Co.......................  83,200    2,185,664
          SEACOR SMIT, Inc.(a)....................  31,100    1,443,040
          Seitel, Inc.(a).........................  38,894      528,958
          Southwestern Energy Co.(a)..............  39,100      406,640
          St. Mary Land & Exploration Co..........  43,700      926,003
          Stone Energy Corp.(a)...................  40,500    1,599,750
                                                           ------------
                                                             16,573,941
                                                           ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

December 31, 2001


                                                              Value
         COMMON STOCKS                              Shares   (Note 2)
         (Continued)                                ------ ------------
         Paper & Forest Products -- 0.7%
           Brady (W.H.) Co. (Class "A" Stock)...... 35,500 $  1,299,300
           Buckeye Technologies, Inc.(a)........... 53,000      609,500
           Caraustar Industries, Inc............... 43,200      299,376
           Chesapeake Corp......................... 23,500      653,535
           Pope & Talbot, Inc...................... 24,225      345,206
           Schweitzer-Mauduit Int'l, Inc........... 23,000      546,250
           Universal Forest Products, Inc.......... 30,700      642,551
                                                           ------------
                                                              4,395,718
                                                           ------------
         Pharmaceuticals -- 0.3%
           Alpharma, Inc.(b)....................... 62,500    1,653,125
           MGI Pharma, Inc.(a)..................... 32,400      495,072
                                                           ------------
                                                              2,148,197
                                                           ------------
         Photography -- 0.1%
           Concord Camera Corp.(a)................. 42,400      335,808
                                                           ------------
         Precious Metals -- 0.2%
           Stillwater Mining Co.(a)................ 60,100    1,111,850
                                                           ------------
         Real Estate Investment Trust -- 0.6%
           Colonial Properties Trust............... 32,400    1,009,260
           Kilroy Realty Corp...................... 41,800    1,098,086
           Shurgard Storage Centers, Inc.
            (Class "A" Stock)...................... 50,500    1,616,000
                                                           ------------
                                                              3,723,346
                                                           ------------
         Restaurants -- 3.0%
           Applebee's Int'l, Inc................... 57,300    1,959,660
           CEC Entertainment, Inc.(a).............. 42,975    1,864,685
           Cheesecake Factory, Inc.(a)............. 73,487    2,555,143
           IHOP Corp.(a)........................... 31,300      917,090
           Jack in the Box, Inc.(a)................ 60,500    1,666,170
           Landry's Seafood Restaurants, Inc....... 33,500      624,775
           Lone Star Steakhouse & Saloon, Inc...... 37,300      553,159
           Luby's, Inc.(a)......................... 34,800      198,708
           O'Charley's, Inc.(a).................... 28,600      529,386
           P.F. Chang's China Bistro, Inc.(a)(b)... 18,500      875,050
           RARE Hospitality International, Inc.(a). 33,100      746,074
           Ruby Tuesday, Inc....................... 99,600    2,054,748
           Ryan's Family Steak Houses, Inc.(a)..... 47,300    1,024,045
           Sonic Corp.(a).......................... 41,187    1,482,732
           The Steak n Shake Co.(a)................ 44,582      492,186
           TriArc Companies, Inc.
            (Class "A" Stock)(a)................... 34,600      840,780
                                                           ------------
                                                             18,384,391
                                                           ------------
         Retail -- 8.2%
           99 Cents Only Stores(a)(b).............. 79,950    3,046,095
           AnnTaylor Stores Corp.(a)(b)............ 44,900    1,571,500
           Arctic Cat, Inc......................... 37,100      630,700
           Brown Shoe Co., Inc..................... 27,050      439,292
           Building Materials Corp.(a)............. 19,900      215,915
           Burlington Coat Factory Warehouse
            Corp................................... 68,700    1,154,160
           Caseys Gen. Stores, Inc................. 76,800    1,144,320
           Cash America International, Inc......... 38,343      325,916
           Casual Male Corp.(f).................... 20,000          200
           Cato Corp. (Class "A" Stock)............ 38,700      731,430
           Christopher & Banks Corp.(a)............ 37,800    1,294,650

                                                               Value
       COMMON STOCKS                                Shares    (Note 2)
       (Continued)                                  ------- ------------
       Retail (cont'd.)
         Copart, Inc.(a)...........................  92,000 $  3,346,040
         Cost Plus, Inc.(a)........................  32,800      869,200
         Dress Barn, Inc.(a).......................  28,500      712,785
         Factory 2-U Stores, Inc.(a)...............  19,800      396,792
         Footstar, Inc.(a).........................  30,900      967,170
         Goody's Family Clothing, Inc.(a)..........  50,300      211,260
         Great Atlantic & Pacific Tea Co., Inc.(a).  59,600    1,417,288
         Group 1 Automotive, Inc.(a)...............  35,400    1,009,254
         Hancock Fabrics, Inc......................  26,800      352,420
         Hot Topic, Inc.(a)........................  31,500      988,785
         Jo-Ann Stores, Inc. (Class "A" Stock)(a)..  28,400      203,060
         K-Swiss, Inc. (Class "A" Stock)...........  14,400      478,800
         Linens 'n Things, Inc.(a).................  62,900    1,603,950
         Michaels Stores, Inc.(a)..................  99,100    3,265,345
         O'Reilly Automotive, Inc.(a)..............  80,300    2,928,541
         Panera Bread Co. (Class "A" Stock)(a).....  21,700    1,129,268
         Pep Boys-Manny, Moe & Jack................  83,000    1,423,450
         Pier 1 Imports, Inc....................... 149,650    2,594,931
         Quiksilver, Inc.(a).......................  35,200      605,440
         Regis Corp................................  64,300    1,657,654
         Russ Berrie & Co., Inc....................  31,200      936,000
         School Specialty, Inc.(a).................  27,300      624,624
         Shopko Stores, Inc.(a)....................  44,500      422,750
         Stein Mart, Inc.(a).......................  64,000      535,040
         Stride Rite Corp..........................  64,700      423,785
         The Gymboree Corp.(a).....................  40,100      478,393
         The Men's Wearhouse, Inc.(a)..............  63,550    1,312,307
         Too, Inc.(a)..............................  48,200    1,325,500
         Ultimate Electronics, Inc.(a).............  17,000      510,000
         Wet Seal, Inc.(a).........................  33,650      792,457
         Whole Foods Market, Inc.(a)...............  83,200    3,624,192
         Zale Corp.(a).............................  53,400    2,236,392
                                                            ------------
                                                              49,937,051
                                                            ------------
       Semiconductors -- 2.7%
         AstroPower, Inc.(a)(b)....................  21,800      881,374
         ATMI, Inc.(a)(b)..........................  47,000    1,120,950
         Axcelis Technologies, Inc.(a)............. 150,800    1,943,812
         Brooks Automation, Inc.(a)................  27,000    1,098,090
         DuPont Photomasks, Inc.(a)................  27,700    1,203,565
         Elantec Semiconductor, Inc.(a)............  34,900    1,340,160
         ESS Technology, Inc.......................  66,300    1,409,538
         Exar Corp.(a).............................  60,400    1,259,340
         Kopin Corp.(a)............................ 100,800    1,411,200
         Pericom Semiconductor Corp.(a)............  38,900      564,050
         Power Integrations, Inc.(a)...............  42,900      979,836
         Rudolph Technologies, Inc.(a).............  25,100      861,432
         Therma-Wave, Inc.(a)......................  37,200      555,024
         Varian Semiconductor Equipment
          Associates, Inc.(a)......................  50,300    1,739,877
                                                            ------------
                                                              16,368,248
                                                            ------------
       Software -- 2.5%
         Avant! Corp.(a)...........................  58,100    1,190,469
         BARRA, Inc.(a)............................  32,800    1,544,552
         Captaris, Inc.(a).........................  50,200      185,238
         Catapult Communications Corp.(a)..........  20,100      523,806
         Concord Communications, Inc.(a)...........  25,800      532,770

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

December 31, 2001


                                                               Value
        COMMON STOCKS                                Shares   (Note 2)
        (Continued)                                  ------ ------------
        Software (cont'd.)
          Davox Corp.(a)............................ 19,800 $    191,466
          Gerber Scientific, Inc.................... 34,200      318,060
          HNC Software, Inc.(a)..................... 53,800    1,108,280
          Hyperion Solutions Corp.(a)............... 50,170      996,376
          MapInfo Corp.(a).......................... 22,600      354,594
          MICROS Systems, Inc.(a)................... 27,000      677,700
          MRO Software, Inc.(a)..................... 34,300      801,934
          Netegrity, Inc.(a)........................ 52,500    1,016,400
          PC-Tel, Inc.(a)........................... 29,700      288,387
          Rainbow Technologies, Inc.(a)............. 40,400      298,960
          Roxio, Inc.(a)............................ 25,200      417,060
          SCM Microsystems, Inc.(a)................. 23,800      348,432
          SPSS, Inc.(a)............................. 21,300      378,075
          Take-Two Interactive Software, Inc.(a)(b). 56,900      920,073
          THQ, Inc.(a)(b)........................... 37,350    1,810,355
          Verity, Inc.(a)........................... 53,700    1,087,425
          Zixit Corp.(a)(b)......................... 26,400      133,584
                                                            ------------
                                                              15,123,996
                                                            ------------
        Supermarkets -- 0.2%
          Kronos, Inc.(a)........................... 29,100    1,407,858
                                                            ------------
        Technology -- 0.1%
          Systems & Computer Technology
           Corp.(a)................................. 51,000      527,340
                                                            ------------
        Telecommunications -- 1.3%
          Adaptive Broadband Corp.(a)(f)............ 59,700          239
          Allen Telecom, Inc.(a).................... 43,600      370,600
          Aspect Communications Corp.(a)............ 80,100      310,788
          Aware, Inc.(a)............................ 35,100      291,330
          Boston Communications Group, Inc.(a)...... 26,400      299,640
          Digi International, Inc.(a)............... 23,700      150,969
          General Communication, Inc.(a)............ 82,300      702,019
          Harmonic, Inc.(a)......................... 90,400    1,086,608
          Intermediate Telephone, Inc............... 38,100      732,282
          InterVoice-Brite, Inc.(a)................. 51,500      659,200
          Metro One Telecommunications, Inc.(a)(b).. 37,300    1,128,325
          Network Equipment Technologies,
           Inc.(a).................................. 33,900      184,755
          Proxim, Inc.(a)(b)........................ 41,900      415,648
          Symmetricom, Inc.(a)...................... 36,750      279,667
          Tollgrade Communications, Inc.(a)......... 20,900      697,015
          ViaSat, Inc.(a)........................... 34,100      531,960
                                                            ------------
                                                               7,841,045
                                                            ------------
        Textiles -- 0.7%
          Angelica Corp............................. 13,300      144,172
          Ashworth, Inc.(a)......................... 20,400      160,956
          G & K Services, Inc. (Class "A" Stock).... 32,100    1,036,830
          Haggar Corp............................... 10,100      109,585
          Kellwood Co............................... 35,275      846,953
          Nautica Enterprises, Inc.(a).............. 51,300      656,127
          Oshkosh B'Gosh, Inc. (Class "A" Stock).... 19,000      796,860
          Oxford Industries, Inc.................... 11,400      269,040
                                                            ------------
                                                               4,020,523
                                                            ------------

                                                               Value
        COMMON STOCKS                               Shares    (Note 2)
        (Continued)                                 ------- ------------
        Timber-- 0.1%
          Deltic Timber Corp.......................  18,500 $    506,900
                                                            ------------
        Transportation -- 0.3%
          Kansas City Southern Industries, Inc.(a).  90,600    1,280,178
          Pegasus Systems, Inc.(a).................  38,000      539,600
                                                            ------------
                                                               1,819,778
                                                            ------------
        Trucking/Shipping -- 2.1%
          Arkansas Best Corp.(a)...................  31,700      913,594
          Forward Air Corp.(a).....................  33,500    1,136,320
          Heartland Express, Inc.(a)...............  49,261    1,367,978
          Kirby Corp.(a)...........................  37,400    1,030,370
          Landstar System, Inc.(a).................  13,300      964,383
          Monaco Coach Corp.(a)....................  44,250      967,747
          Oshkosh Truck Corp.......................  25,900    1,262,625
          Roadway Express, Inc.....................  30,200    1,108,340
          USFreightways Corp.......................  40,800    1,281,120
          Werner Enterprises, Inc..................  73,212    1,779,052
          Yellow Corp.(a)..........................  37,500      941,250
                                                            ------------
                                                              12,752,779
                                                            ------------
        Utility - Electric -- 1.9%
          Atmos Energy Corp........................  62,800    1,334,500
          Avista Corp..............................  73,400      973,284
          Central Vermont Public Service Corp......  17,900      298,930
          CH Energy Group, Inc.....................  25,400    1,104,138
          El Paso Electric Co.(a)..................  79,800    1,157,100
          Green Mountain Power Corp................   8,700      162,255
          NorthWestern Corp........................  42,500      894,625
          Philadelphia Suburban Corp.(b)........... 105,022    2,368,246
          RGS Energy Group, Inc....................  53,700    2,019,120
          UIL Holdings Corp........................  22,225    1,140,143
                                                            ------------
                                                              11,452,341
                                                            ------------
        Utility - Water -- 0.1%
          American States Water Co.................  15,700      548,715
                                                            ------------
        TOTAL LONG-TERM INVESTMENTS                          584,931,119
         (cost $547,928,265)............................... ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

December 31, 2001



                                                Principal
                                                 Amount       Value
        SHORT-TERM                                (000)      (Note 2)
        INVESTMENTS -- 15.3%                   ----------- ------------
        U.S. Government Agency Obligation -- 0.3%
          United States Treasury Bill,
           1.67%, 03/14/02(d)(e).............. $     2,000 $  1,993,320
                                                           ------------
        Repurchase Agreement -- 4.1%
          Joint Repurchase Agreement Account,
           1.64%, 01/02/02 (Note 5)...........      24,859   24,859,000
                                                           ------------

                                                 Shares
                                               -----------
        Mutual Fund -- 10.9%
          Prudential Core Investment Fund --
           Taxable Money Market Series
           (Note 4) (c).......................  66,336,084   66,336,084
                                                           ------------
        TOTAL SHORT-TERM INVESTMENTS
         (cost $93,188,404)...............................   93,188,404
                                                           ------------
        TOTAL INVESTMENTS -- 111.0%
         (cost $641,116,669; Note 7)......................  678,119,523
                                                           ------------
        VARIATION MARGIN ON OPEN FUTURES
         CONTRACTS (g)....................................     (255,082)
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (11.0)%................................  (66,771,601)
                                                           ------------
        NET ASSETS -- 100.0%.............................. $611,092,840
                                                           ============

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $62,999,132; cash collateral $66,194,439 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Rate quoted represents yield-to-maturity as of purchase date.

(f)Issuer in bankruptcy.

(g)Open futures contracts as of December 31, 2001 are as follows:

 Number of            Expiration Value at Trade     Value at
 Contracts    Type       Date         Date      December 31, 2001 Appreciation
 --------- ---------- ---------- -------------- ----------------- ------------
 Long Positions:
 95        S&P MidCap
           400 Index    Mar 02    $23,537,925      $24,182,250      $644,325
 9         Russell
           2000 Index   Mar 02      2,109,600        2,201,850        92,250
                                                                    --------
                                                                    $736,575
                                                                    ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

                       THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS

                SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

December 31, 2001


      LONG-TERM INVESTMENTS -- 100.0%                           Value
                                                      Shares   (Note 2)
      MUTUAL FUNDS                                    ------- ----------
        Prudential Jennison Portfolio................  39,620 $  735,746
        SP Alliance Large Cap Growth Portfolio....... 100,509    734,718
        SP Davis Value Portfolio..................... 164,323  1,485,482
        SP Deutsche International Equity Portfolio... 179,351  1,316,439
        SP Jennison International Growth Portfolio... 239,723  1,306,491
        SP Prudential U.S. Emerging Growth Portfolio. 136,820    942,690
        SP Small/Mid Cap Value Portfolio.............  83,614    949,856
                                                              ----------
      TOTAL INVESTMENTS -- 100.0%
       (cost $7,689,460; Note 7).............................  7,471,422
      LIABILITIES IN EXCESS OF OTHER
       ASSETS................................................       (277)
                                                              ----------
      NET ASSETS -- 100.0%................................... $7,471,145
                                                              ==========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

                       SP ALLIANCE TECHNOLOGY PORTFOLIO

December 31, 2001


          LONG-TERM INVESTMENTS -- 94.3%                     Value
                                                    Shares  (Note 2)
          COMMON STOCKS                             ------ ----------
          Communication Equipment -- 7.5%
            Cisco Systems, Inc.(a)................. 14,100 $  255,351
            Juniper Networks, Inc.(a)..............  5,750    108,963
            Nokia Oyj, ADR (Finland)...............  8,300    203,599
                                                           ----------
                                                              567,913
                                                           ----------
          Computer Hardware -- 4.6%
            Avocent Corp.(a).......................  2,950     71,538
            Dell Computer Corp.(a)................. 10,450    284,031
                                                           ----------
                                                              355,569
                                                           ----------
          Computer Services -- 21.2%
            Affiliated Computer Services, Inc.
             (Class "A" Stock)(a)..................  1,200    127,356
            Computer Sciences Corp.(a).............  1,175     57,552
            Concord EFS, Inc.(a)...................  4,900    160,622
            DST Systems, Inc.(a)...................  6,700    333,995
            Electronic Data Systems Corp...........  3,900    267,345
            Exult, Inc.(a).........................  1,400     22,470
            First Data Corp........................  5,150    404,017
            Fiserv, Inc.(a)........................  5,230    221,334
            NetScreen Technologies, Inc.(a)........    300      6,639
            Sapient Corp.(a).......................  3,700     28,564
                                                           ----------
                                                            1,629,894
                                                           ----------
          Contract Manufacturing -- 8.4%
            Celestica, Inc.(a).....................    950     38,370
            DDi Corp.(a)...........................  1,450     14,268
            Flextronics International Ltd.(a)......  9,500    227,905
            Sanmina Corp.(a)....................... 12,100    240,790
            Solectron Corp.(a)..................... 10,850    122,388
                                                           ----------
                                                              643,721
                                                           ----------
          Internet Content -- 5.0%
            eBay, Inc.(a)..........................  5,700    381,330
                                                           ----------
          Media -- 2.7%
            AOL Time Warner, Inc.(a)...............  6,500    208,650
                                                           ----------
          Semiconductors -- 15.7%
            Altera Corp.(a)........................  7,900    167,638
            Intel Corp.............................  6,250    196,562
            Intersil Corp. (Class "A" Stock)(a)....  1,550     49,988
            Microchip Technology, Inc.(a)..........  3,310    128,229
            Micron Technology, Inc.(a).............  2,750     85,250
            Taiwan Semiconductor Manufacturing Co.
             Ltd., ADR (Taiwan)(a)................. 16,300    279,871
            Texas Instruments, Inc.................  2,375     66,500
            Xilinx, Inc.(a)........................  6,000    234,300
                                                           ----------
                                                            1,208,338
                                                           ----------
          Semiconductor Equipment -- 7.1%
            Applied Materials, Inc.(a).............  4,100    164,410
            KLA-Tencor Corp.(a)....................  2,400    118,944
            Maxim Integrated Products, Inc.(a).....  2,100    110,271
            Teradyne, Inc.(a)......................  5,100    153,714
                                                           ----------
                                                              547,339
                                                           ----------
          Software -- 17.3%
            Amdocs Ltd.(a).........................  6,850    232,694
            BEA Systems, Inc.(a)...................  4,100     63,140

                                                           Value
            COMMON STOCKS                         Shares  (Note 2)
            (Continued)                           ------ ----------
            Software (cont'd.)
              Electronic Arts, Inc.(a)........... 2,675  $  160,366
              i2 Technologies, Inc.(a)........... 5,350      42,265
              Informatica Corp.(a)............... 2,625      38,089
              Lawson Software, Inc.(a)...........   600       9,450
              Macrovision Corp.(a)............... 2,100      73,962
              Microsoft Corp.(a)................. 4,150     274,937
              Oracle Corp.(a).................... 2,800      38,668
              PeopleSoft, Inc.(a)................ 3,500     140,700
              Rational Software Corp.(a)......... 4,950      96,525
              THQ, Inc.(a).......................   500      24,235
              VERITAS Software Corp.(a).......... 2,450     109,834
              Vitria Technology, Inc.(a)......... 3,750      23,963
                                                         ----------
                                                          1,328,828
                                                         ----------
            Telecommunications - Wireless -- 4.8%
              AT&T Wireless Services, Inc.(a).... 4,700      67,539
              Sprint Corp. (PCS Group)(a)........ 4,550     111,065
              Vodafone Group PLC, ADR
               (United Kingdom).................. 7,260     186,437
                                                         ----------
                                                            365,041
                                                         ----------
            TOTAL LONG-TERM INVESTMENTS
             (cost $8,092,336)..........................  7,236,623
                                                         ----------

                                                 Principal
                                                  Amount
          SHORT-TERM                               (000)
          INVESTMENT -- 7.7%                     ---------
          Repurchase Agreement
            Joint Repurchase Agreement Account,
             1.64%, 01/02/02
             (cost $587,000; Note 5)............   $587    $  587,000
                                                           ----------
          TOTAL INVESTMENTS -- 102.0%
           (cost $8,679,336; Note 7)......................  7,823,623
          LIABILITIES IN EXCESS OF
           OTHER ASSETS -- (2.0)%.........................   (150,313)
                                                           ----------
          NET ASSETS -- 100.0%............................ $7,673,310
                                                           ==========

The following abbreviations are used in portfolio descriptions:

         ADR American Depository Receipt
         Oyj Julkinen Osakeyhito (Finnish Company)
         PLC Public Limited Company (British Limited Liability Company)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

                    SP BALANCED ASSET ALLOCATION PORTFOLIO

December 31, 2001


             LONG-TERM INVESTMENTS -- 100.0%            Value
                                             Shares    (Note 2)
             INVESTMENTS                    --------- -----------
              Prudential Jennison Portfolio   310,627 $ 5,768,345
              SP Alliance Large Cap Growth
                Portfolio..................   788,389   5,763,125
              SP Davis Value Portfolio..... 1,288,624  11,649,158
              SP Deutsche International
                Equity Portfolio...........   459,220   3,370,672
              SP Jennison International
                Growth Portfolio...........   613,413   3,343,101
              SP PIMCO High Yield Portfolio   996,456   9,775,234
              SP PIMCO Total Return
                Portfolio.................. 1,523,503  16,301,484
              SP Prudential U.S. Emerging
                Growth Portfolio...........   734,660   5,061,809
              SP Small/Mid Cap Value
                Portfolio..................   449,204   5,102,957
                                                      -----------
             TOTAL INVESTMENTS -- 100.0% (cost
              $66,400,977; Note 7)...................  66,135,885
             LIABILITIES IN EXCESS OF OTHER ASSETS...      (2,448)
                                                      -----------
             NET ASSETS -- 100.0%.................... $66,133,437
                                                      ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

                  SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

December 31, 2001


        LONG-TERM INVESTMENTS -- 100.0%                       Value
                                                   Shares    (Note 2)
        MUTUAL FUNDS                              --------- -----------
          Prudential Jennison Portfolio..........   194,139 $ 3,605,162
          SP Alliance Large Cap Growth Portfolio.   492,667   3,601,395
          SP Davis Value Portfolio...............   805,105   7,278,147
          SP PIMCO High Yield Portfolio..........   968,306   9,499,086
          SP PIMCO Total Return Portfolio........ 1,776,695  19,010,631
          SP Prudential U.S. Emerging Growth
           Portfolio.............................   357,319   2,461,931
          SP Small/Mid Cap Value Portfolio.......   218,339   2,480,335
                                                            -----------
        TOTAL INVESTMENTS -- 100.0%
         (cost $47,889,241; Note 7)........................  47,936,687
        LIABILITIES IN EXCESS OF OTHER
         ASSETS............................................      (1,784)
                                                            -----------
        NET ASSETS -- 100.0%............................... $47,934,903
                                                            ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

                     SP GROWTH ASSET ALLOCATION PORTFOLIO

December 31, 2001


      LONG-TERM INVESTMENTS -- 100.0%                           Value
                                                     Shares    (Note 2)
      MUTUAL FUNDS                                  --------- -----------
        Prudential Jennison Portfolio..............   281,604 $ 5,229,388
        SP Alliance Large Cap Growth Portfolio.....   714,521   5,223,151
        SP Davis Value Portfolio................... 1,168,029  10,558,979
        SP Deutsche International Equity Portfolio.   647,647   4,753,729
        SP Jennison International Growth Portfolio.   865,397   4,716,413
        SP PIMCO High Yield Portfolio..............   467,785   4,588,966
        SP PIMCO Total Return Portfolio............   429,095   4,591,318
        SP Prudential U.S. Emerging Growth
         Portfolio.................................   518,704   3,573,872
        SP Small/Mid Cap Value Portfolio...........   317,085   3,602,084
                                                              -----------
      TOTAL INVESTMENTS -- 100.0%
       (cost $47,365,103; Note 7)............................  46,837,900
      LIABILITIES IN EXCESS OF OTHER
       ASSETS................................................      (1,771)
                                                              -----------
      NET ASSETS -- 100.0%................................... $46,836,129
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B55

                   SP INVESCO SMALL COMPANY GROWTH PORTFOLIO

December 31, 2001


       LONG-TERM INVESTMENTS -- 85.5%                           Value
                                                       Shares  (Note 2)
       COMMON STOCKS                                   ------ -----------
       Aerospace/Defense -- 1.0%
         Alliant Techsystems, Inc.(a).................   800  $    61,760
         DRS Technologies, Inc.(a)....................   700       24,955
                                                              -----------
                                                                   86,715
                                                              -----------
       Apparel -- 2.1%
         American Eagle Outfitters, Inc.(a)........... 1,800       47,106
         AnnTaylor Stores Corp.(a).................... 1,500       52,500
         Coach, Inc.(a)............................... 2,000       77,960
                                                              -----------
                                                                  177,566
                                                              -----------
       Banking -- 4.2%
         City National Corp........................... 1,750       81,988
         Commerce Bancorp, Inc........................ 1,900       74,746
         Cullen/Frost Bankers, Inc.................... 1,500       46,320
         Investors Financial Services Corp............ 1,250       82,762
         Silicon Valley Bancshares(a)................. 2,700       72,171
                                                              -----------
                                                                  357,987
                                                              -----------
       Commercial Services -- 0.5%
         Plexus Corp.(a).............................. 1,700       45,152
                                                              -----------
       Computer & Electronics Retail -- 0.5%
         Circuit City Stores, Inc.-CarMax Group(a).... 1,700       38,658
                                                              -----------
       Computer Software & Services -- 16.6%
         Aeroflex, Inc.(a)............................ 6,800      128,724
         Agile Software Corp.(a)...................... 4,100       70,602
         Aspen Technology, Inc.(a).................... 4,600       77,280
         Concurrent Computer Corp.(a)................. 2,900       43,065
         EarthLink, Inc.(a)........................... 3,800       46,246
         IONA Technologies PLC, ADR (Ireland)(a)...... 3,500       71,050
         Jack Henry & Associates, Inc................. 3,000       65,520
         Lawson Software, Inc.(a)..................... 1,400       22,050
         Manhattan Associates, Inc.(a)................   900       26,235
         Manugistics Group, Inc.(a)................... 1,700       35,836
         McDATA Corp. (Class "A" Stock)(a)............ 1,200       29,400
         Midway Games, Inc.(a)........................   900       13,509
         Netegrity, Inc.(a)........................... 2,300       44,528
         PEC Solutions, Inc.(a)....................... 2,200       82,742
         Peregrine Systems, Inc.(a)................... 4,000       59,320
         Precise Software Solutions, Ltd.(a).......... 4,000       82,640
         Quest Software, Inc.(a)...................... 1,100       24,321
         Retek, Inc.(a)............................... 1,400       41,818
         Riverstone Networks, Inc.(a)................. 2,000       33,200
         Simplex Solutions, Inc.(a)................... 1,400       23,170
         SkillSoft Corp.(a)........................... 2,300       59,616
         SmartForce PLC, ADR (Ireland)(a)............. 2,550       63,112
         SonicWALL, Inc.(a)........................... 2,000       38,880
         Stellent, Inc.(a)............................ 3,100       91,636
         The BISYS Group, Inc.(a).....................   500       31,995
         T-HQ, Inc.(a)................................   600       29,082
         Tier Technologies, Inc. (Class "B" Stock)(a). 2,800       60,368
                                                              -----------
                                                                1,395,945
                                                              -----------
       Consulting -- 1.5%
         Corporate Executive Board Co.(a)............. 1,900       69,730
         Tetra Tech, Inc.(a).......................... 2,750       54,753
                                                              -----------
                                                                  124,483
                                                              -----------

                                                                  Value
     COMMON STOCKS                                       Shares  (Note 2)
     (Continued)                                         ------ -----------
     Distribution/Wholesalers -- 2.1%
       D & K Healthcare Resources, Inc..................   800  $    45,560
       Insight Enterprises, Inc.(a)..................... 3,200       78,720
       Performance Food Group Co.(a).................... 1,600       56,272
                                                                -----------
                                                                    180,552
                                                                -----------
     Diversified Manufacturing Operations -- 0.3%
       Playtex Products, Inc.(a)........................ 2,700       26,325
                                                                -----------
     Education -- 2.4%
       Career Education Corp.(a)........................ 1,800       61,704
       Corinthian Colleges, Inc.(a)..................... 1,950       79,736
       Renaissance Learning, Inc.(a)....................   900       27,423
       University of Phoenix Online(a).................. 1,100       35,849
                                                                -----------
                                                                    204,712
                                                                -----------
     Electrical Equipment -- 0.5%
       Powerwave Technologies, Inc.(a).................. 2,500       43,200
                                                                -----------
     Electronics -- 11.0%
       Alpha Industries, Inc.(a)........................ 1,750       38,150
       ATMI, Inc.(a).................................... 2,400       57,240
       AXT, Inc.(a)..................................... 1,600       23,088
       Brooks Automation, Inc.(a)....................... 2,150       87,440
       Cree, Inc.(a).................................... 4,350      128,151
       DDI Corp.(a)..................................... 3,000       29,520
       EDO Corp......................................... 1,450       38,353
       Elantec Semiconductor, Inc.(a)................... 1,200       46,080
       Exar Corp.(a).................................... 2,000       41,700
       Genesis Microchip, Inc. (Canada)(a)..............   800       52,896
       LTX Corp.(a)..................................... 2,600       54,444
       Microsemi Corp.(a)............................... 1,700       50,490
       Nassda Corp.(a).................................. 1,200       26,988
       Pemstar, Inc.(a)................................. 2,900       34,800
       QLogic Corp.(a)..................................   600       26,706
       Semtech Corp.(a)................................. 1,500       53,535
       Silicon Laboratories, Inc.(a).................... 1,300       43,823
       TriQuint Semiconductor, Inc.(a).................. 2,600       31,876
       Zoran Corp.(a)................................... 1,800       58,752
                                                                -----------
                                                                    924,032
                                                                -----------
     Financial Services -- 3.0%
       Affiliated Managers Group, Inc.(a)...............   800       56,384
       Raymond James Financial, Inc..................... 2,500       88,800
       Waddell & Reed Financial, Inc. (Class "A" Stock). 3,250      104,650
                                                                -----------
                                                                    249,834
                                                                -----------
     Food & Beverage -- 0.3%
       American Italian Pasta Co.
        (Class "A" Stock)(a)............................   600       25,218
                                                                -----------
     Health Services -- 5.9%
       CV Therapeutics, Inc.(a).........................   800       41,616
       DaVita, Inc.(a).................................. 2,400       58,680
       First Health Group Corp.(a)...................... 3,200       79,168
       IMPATH, Inc.(a).................................. 1,400       62,314
       Myriad Genetics, Inc.(a).........................   400       21,056
       Neurocrine Biosciences, Inc.(a)..................   800       41,048
       Pharmaceutical Product Development, Inc.(a)       2,800       90,468

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B56

December 31, 2001


                                                                  Value
      COMMON STOCKS                                      Shares  (Note 2)
      (Continued)                                        ------ ----------
      Health Services (cont'd.)
        Renal Care Group, Inc.(a)....................... 1,500  $   48,150
        Trimeris, Inc.(a)............................... 1,300      58,461
                                                                ----------
                                                                   500,961
                                                                ----------
      Hospitals -- 1.8%
        Province Healthcare Co.(a)...................... 3,400     104,924
        United Surgical Partners International, Inc.(a). 2,100      44,415
                                                                ----------
                                                                   149,339
                                                                ----------
      Human Resources -- 0.7%
        Heidrick & Struggles International, Inc.(a)..... 3,200      58,080
                                                                ----------
      Instrument - Controls -- 1.7%
        Millipore Corp.................................. 1,250      75,875
        Photon Dynamics, Inc.(a)........................ 1,400      63,910
                                                                ----------
                                                                   139,785
                                                                ----------
      Insurance -- 1.1%
        Arthur J. Gallagher & Co........................ 1,500      51,735
        W.R. Berkley Corp...............................   800      42,960
                                                                ----------
                                                                    94,695
                                                                ----------
      Media -- 1.8%
        Entravision Communications Corp.
         (Class "A" Stock)(a)........................... 5,300      63,335
        Radio One, Inc. (Class "D" Stock)(a)............ 4,900      88,249
                                                                ----------
                                                                   151,584
                                                                ----------
      Medical Products -- 11.2%
        Accredo Health, Inc.(a)......................... 1,975      78,407
        Atrix Laboratories, Inc.(a)..................... 1,500      30,915
        Cephalon, Inc.(a)............................... 1,400     105,819
        Cubist Pharmaceuticals, Inc.(a)................. 1,600      57,536
        Cytyc Corp.(a).................................. 1,500      39,150
        Endo Pharmaceuticals Holdings, Inc.(a).......... 3,400      39,678
        Enzon, Inc.(a)..................................   600      33,768
        First Horizon Pharmaceutical Corp.(a)........... 3,100      91,109
        Inspire Pharmaceuticals, Inc.(a)................ 2,500      35,225
        Invitrogen Corp.(a)............................. 1,100      68,123
        Lumenis, Ltd. (Israel)(a)....................... 3,300      65,010
        Medarex, Inc.(a)................................ 2,400      43,104
        NPS Pharmaceuticals, Inc.(a).................... 1,000      38,300
        Pharmaceutical Resources, Inc.(a)............... 2,600      87,880
        Protein Design Labs, Inc.(a).................... 1,600      52,480
        Regeneration Technologies, Inc.(a).............. 3,700      37,703
        Specialty Laboratories, Inc.(a)................. 1,500      41,235
                                                                ----------
                                                                   945,442
                                                                ----------
      Miscellaneous Industrial -- 0.3%
        Dycom Industries, Inc.(a)....................... 1,500      25,065
                                                                ----------
      Oil & Gas Exploration & Production -- 2.9%
        Cal Dive International, Inc.(a)................. 1,000      24,680
        Evergreen Resources, Inc.(a)....................   900      34,749
        Patterson-UTI Energy, Inc.(a)................... 3,000      69,930
        Precision Drilling Corp.(a)..................... 1,100      28,402
        Pride International, Inc.(a).................... 2,100      31,710
        Smith International, Inc.(a).................... 1,100      58,982
                                                                ----------
                                                                   248,453
                                                                ----------

                                                             Value
        COMMON STOCKS                             Shares    (Note 2)
        (Continued)                              --------- -----------
        Real Estate -- 0.5%
          Intrawest Corp........................   2,600   $    45,500
                                                           -----------
        Restaurants -- 1.1%
          California Pizza Kitchen, Inc.(a).....   2,800        69,300
          Panera Bread Co. (Class "A" Stock)(a).     500        26,020
                                                           -----------
                                                                95,320
                                                           -----------
        Retail -- 3.6%
          Copart, Inc.(a).......................     700        25,459
          Cost Plus, Inc./California(a).........   2,700        71,550
          Linens 'n Things, Inc.(a).............   2,100        53,550
          Ross Stores, Inc......................   1,900        60,952
          Too, Inc.(a)..........................   2,100        57,750
          Williams-Sonoma, Inc.(a)..............     700        30,030
                                                           -----------
                                                               299,291
                                                           -----------
        Telecommunications -- 4.5%
          Allegiance Telecom, Inc.(a)...........   3,100        25,699
          Anaren Microwave, Inc.(a).............   3,300        57,156
          Choice One Communications, Inc.(a)....   4,400        15,400
          CTC Communications Group, Inc.(a).....   4,400        22,660
          Finisar Corp.(a)......................   2,800        28,476
          Polycom, Inc.(a)......................   1,400        48,160
          REMEC, Inc.(a)........................   3,800        37,962
          Tekelec(a)............................   4,950        89,645
          ViaSat, Inc.(a).......................   3,200        49,920
                                                           -----------
                                                               375,078
                                                           -----------
        Transportation -- 0.2%
          Knight Transportation, Inc.(a)........     900        16,902
                                                           -----------
        Waste Management -- 2.2%
          Stericycle, Inc.(a)...................   1,600        97,408
          Waste Connections, Inc.(a)............   2,700        83,673
                                                           -----------
                                                               181,081
                                                           -----------
        TOTAL LONG-TERM INVESTMENTS
         (cost $6,736,746)................................   7,206,955
                                                           -----------

                                                 Principal
                                                  Amount
        SHORT-TERM                                 (000)
        INVESTMENTS -- 17.3%                     ---------
        Repurchase Agreement
          Joint Repurchase Agreement Account,
           1.64%, 01/02/02
           (cost $1,463,000; Note 5)............  $1,463   $ 1,463,000
                                                           -----------
        TOTAL INVESTMENTS -- 102.8%
          (cost $8,199,746; Note 7).......................   8,669,955
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (2.8)%.................................    (239,306)
                                                           -----------
        NET ASSETS -- 100.0%.............................. $ 8,430,649
                                                           ===========

The following abbreviations are used in portfolio descriptions:

                ADR American Depository Receipt.
                PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B57

                  SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

December 31, 2001


           LONG-TERM INVESTMENTS -- 79.2%                   Value
                                                 Shares    (Note 2)
           COMMON STOCKS -- 75.3%                ------- ------------
           Australia -- 2.2%
             Brambles Industries, Ltd........... 141,094 $    749,317
                                                         ------------
           Bermuda -- 1.9%
             XL Capital Ltd., (Class "A" Stock).   7,100      648,656
                                                         ------------
           Denmark -- 2.6%
             ISS A/S (a)........................   6,825      336,038
             Novo Nordisk A/S (Class "B" Stock).  14,340      586,656
                                                         ------------
                                                              922,694
                                                         ------------
           Federal Republic of Germany -- 4.5%
             MLP AG.............................   5,652      412,151
             Muenchener Rueckversicherungs --
               Gesellschaft AG..................   1,900      516,453
             SAP AG.............................   4,900      638,982
                                                         ------------
                                                            1,567,586
                                                         ------------
           Finland -- 1.4%
             Nokia Oyj..........................  18,700      482,712
                                                         ------------
           France -- 10.4%
             Altran Technologies SA.............  11,500      520,214
             Aventis SA.........................  12,551      892,190
             Sanofi-Synthelabo SA...............  14,700    1,098,018
             Societe Television Francaise 1.....  11,700      296,073
             TotalFinaElf SA....................   5,703      815,372
                                                         ------------
                                                            3,621,867
                                                         ------------
           Hong Kong -- 5.1%
             Convenience Retail Asia, Ltd.(a)... 372,648      120,662
             Hang Seng Bank, Ltd................  14,300      157,247
             Johnson Electric Holdings, Ltd..... 738,400      776,456
             Li & Fung, Ltd..................... 631,100      708,137
                                                         ------------
                                                            1,762,502
                                                         ------------
           Iceland -- 0.3%
             deCODE GENETICS, Inc.(a)...........  10,200       99,960
                                                         ------------
           Italy -- 4.1%
             Banca Fideuram SpA.................  45,150      361,798
             Snam Rete Gas SpA(a)............... 255,800      677,182
             Tod's SpA..........................   9,825      402,845
                                                         ------------
                                                            1,441,825
                                                         ------------
           Japan -- 4.8%
             Fuji Television Network, Inc.......      41      164,754
             Nintendo Co., Ltd..................   4,300      749,630
             NTT DoCoMo, Inc....................      52      608,302
             ORIX Corp..........................   1,500      133,769
                                                         ------------
                                                            1,656,455
                                                         ------------
           Netherlands -- 6.0%
             ASM International NV(a)............   4,900       95,599
             Koninklijke Ahold NV...............  19,400      565,109
             STMicroelectronics NV..............  17,700      568,757
             VNU NV.............................  27,771      854,249
                                                         ------------
                                                            2,083,714
                                                         ------------

                                                            Value
           COMMON STOCKS                         Shares    (Note 2)
           (Continued)                           ------- ------------
           Singapore -- 0.7%
             DBS Group Holdings, Ltd............  33,000 $    246,629
                                                         ------------
           South Korea -- 3.6%
             Hana Bank..........................  33,744      434,163
             Samsung Electronics Co., Ltd.......   3,930      834,770
                                                         ------------
                                                            1,268,933
                                                         ------------
           Spain -- 5.4%
             Banco Bilbao Vizcaya Argentaria SA.  56,326      697,866
             Industria de Diseno Textil SA(a)...  36,100      688,925
             Telefonica SA(a)...................  35,700      478,272
                                                         ------------
                                                            1,865,063
                                                         ------------
           Sweden -- 1.1%
             Securitas AB (Class "B" Stock).....  19,900      378,986
                                                         ------------
           Switzerland -- 3.4%
             Credit Suisse Group(a).............   9,600      409,816
             Serono SA (Class "B" Stock)........     916      800,292
                                                         ------------
                                                            1,210,108
                                                         ------------
           United Kingdom -- 17.8%
             ARM Holdings PLC(a)................  42,700      223,195
             Capita Group PLC................... 139,716      997,299
             COLT Telecom Group PLC(a).......... 326,681      489,917
             Diageo PLC.........................  59,100      675,489
             Logica PLC.........................  69,930      651,636
             Pearson PLC........................  67,344      775,598
             Reckitt Benckiser PLC..............  64,409      937,795
             Reed International PLC.............  56,000      464,755
             Vodafone Group PLC................. 374,320      979,656
                                                         ------------
                                                            6,195,340
                                                         ------------
           TOTAL COMMON STOCKS
            (cost $27,647,443)..........................   26,202,347
                                                         ------------
           PREFERRED STOCKS -- 3.9%
           Germany
             Porsche AG.........................   2,371      902,207
             Wella AG...........................   9,200      474,804
                                                         ------------
           TOTAL PREFERRED STOCKS
            (cost $1,271,491)...........................    1,377,011
                                                         ------------
           TOTAL LONG-TERM INVESTMENTS
            (cost $28,918,934)..........................   27,579,358
                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B58

December 31, 2001


                                                               Value
                                                    Shares    (Note 2)
SHORT-TERMINVESTMENT -- 24.4%                      --------- -----------
Mutual Fund
 Prudential Core Investment Fund -- Taxable Money
   Market Series (Note 4), (cost $8,498,196).....  8,498,196 $ 8,498,196
                                                             -----------
TOTAL INVESTMENTS -- 103.6% (cost $37,417,130; Note 7)......  36,077,554
LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.6)%.............  (1,265,904)
                                                             -----------
NET ASSETS -- 100.0%........................................ $34,811,650
                                                             ===========

The following abbreviations are used in the portfolio descriptions:

AB  Aktiebolag (Swedish Stock Company)
AG  Aktiengesellschaft (German Stock Company)
A/S Aktieselskab (Danish Stock Company)
NV  Naamloze Vennootschap (Dutch Corporation)
Oyj Julkinen Osakeyhtio (Finnish Company)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anomia (Spanish Corporation) or
    SocieteAnonyme (French Corporation)
SpA Societa per Azione (Italian Corporation)

(a)Non-Income producing security.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2001 was as follows:

Money Market Mutual Funds.......................................  24.4%
Pharmaceuticals.................................................  10.0%
Banks & Financial Services......................................   9.7%
Media & Entertainment...........................................   6.8%
Computer Software & Services....................................   6.7%
Retail..........................................................   5.1%
Telecommunications Services.....................................   4.7%
Telecommunications Equipment....................................   4.5%
Oil & Gas Services..............................................   4.3%
Commercial Services.............................................   4.2%
Human Resources.................................................   2.9%
Consumer Products...............................................   2.7%
Automobiles & Manufacturing.....................................   2.6%
Electronics.....................................................   2.2%
Toys............................................................   2.2%
Distribution/Wholesalers........................................   2.0%
Food & Beverage.................................................   1.9%
Insurance.......................................................   1.9%
Semiconductors..................................................   1.9%
Engineering.....................................................   1.5%
Cosmetic & Toiletries...........................................   1.4%
                                                                 -----
                                                                 103.6%
Liabilities in excess of other assets...........................  (3.6)%
                                                                 -----
                                                                 100.0%
                                                                 =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B59

                         SP LARGE CAP VALUE PORTFOLIO

December 31, 2001


      LONG-TERM INVESTMENTS -- 95.7%                             Value
                                                       Shares   (Note 2)
      COMMON STOCKS                                    ------ ------------
      Aerospace/Defense -- 2.1%
        General Dynamics Corp.........................    800 $     63,712
        Lockheed Martin Corp..........................  4,100      191,347
        Northrop Grumman Corp.........................  2,000      201,620
        United Technologies Corp......................    600       38,778
                                                              ------------
                                                                   495,457
                                                              ------------
      Airlines -- 1.1%
        AMR Corp.(a)..................................  3,300       73,161
        Delta Air Lines, Inc..........................    300        8,778
        Northwest Airlines Corp. (Class "A" Stock)(a).  8,000      125,600
        Ryanair Holdings PLC ADR (Ireland)(a).........  1,900       60,895
                                                              ------------
                                                                   268,434
                                                              ------------
      Appliances & Home Furnishings -- 0.1%
        American Standard Cos., Inc.(a)...............    300       20,469
        Furniture Brands International, Inc.(a).......    300        9,606
                                                              ------------
                                                                    30,075
                                                              ------------
      Automobiles & Trucks -- 0.6%
        Group 1 Automotive, Inc.(a)...................    700       19,957
        Keystone Automotive Industries, Inc.(a).......  2,800       47,404
        Navistar International Corp.(a)...............  1,900       75,050
                                                              ------------
                                                                   142,411
                                                              ------------
      Banks and Savings & Loans -- 13.1%
        Bank of America Corp..........................  9,700      610,615
        Bank One Corp................................. 15,400      601,370
        Commerce Bancorp, Inc.........................  3,700      145,558
        East West Bancorp, Inc........................  3,700       95,275
        FleetBoston Financial Corp....................  9,918      362,007
        Mellon Financial Corp.........................  3,500      131,670
        PNC Financial Services Group..................  7,300      410,260
        Sovereign Bancorp Inc......................... 14,300      175,032
        U.S. Bancorp..................................  8,400      175,812
        Wachovia Corp.................................    500       15,680
        Wells Fargo & Co..............................  8,700      378,015
                                                              ------------
                                                                 3,101,294
                                                              ------------
      Chemicals -- 2.1%
        Cytec Industries, Inc.(a).....................    400       10,800
        Georgia Gulf Corp.............................    400        7,400
        Lyondell Chemical Co..........................  2,100       30,093
        Millennium Chemicals, Inc..................... 13,400      168,840
        Praxair, Inc..................................  4,200      232,050
        Solutia, Inc..................................  2,800       39,256
                                                              ------------
                                                                   488,439
                                                              ------------
      Construction & Housing -- 2.3%
        Centex Corp...................................  5,900      336,831
        Fleetwood Enterprises, Inc.(a)................  2,600       29,458
        Fluor Corp.(a)................................  2,300       86,020
        Masco Corp....................................  1,800       44,100
        Pulte Homes, Inc..............................  1,000       44,670
                                                              ------------
                                                                   541,079
                                                              ------------
      Consumer Services -- 2.0%
        Avery Dennison Corp...........................  1,300       73,489
        McDonald's Corp............................... 11,800      312,346
        Republic Services, Inc.(a)....................  4,100       81,877
                                                              ------------
                                                                   467,712
                                                              ------------

                                                               Value
        COMMON STOCKS                                Shares   (Note 2)
        (Continued)                                  ------ ------------
        Diversified Consumer Products -- 6.7%
          Black & Decker Corp.......................  7,400 $    279,202
          Coca-Cola Co..............................  2,600      122,590
          Estee Lauder Cos., Inc. (Class "A" Stock).  4,200      134,652
          Gillette Co............................... 14,300      477,620
          Kimberly-Clark Corp.......................  5,100      304,980
          Philip Morris Cos., Inc...................  4,200      192,570
          Procter & Gamble Co.......................    900       71,217
                                                            ------------
                                                               1,582,831
                                                            ------------
        Diversified Operations -- 4.0%
          Danaher Corp..............................    600       36,186
          Delta & Pine Land Co......................  1,900       42,997
          Illinois Tool Works, Inc..................  1,700      115,124
          Ingersoll-Rand Co.........................  2,100       87,801
          Minnesota Mining & Manufacturing Co. (3M).  2,200      260,062
          Snap-on, Inc..............................  7,300      245,718
          SPX Corp.(a)..............................    300       41,070
          Tyco International, Ltd...................  1,000       58,900
          York International Corp...................  1,400       53,382
                                                            ------------
                                                                 941,240
                                                            ------------
        Drugs & Medical Supplies -- 3.5%
          American Home Products Corp...............  2,200      134,992
          Bristol-Myers Squibb Co...................  7,300      372,300
          Gilead Sciences, Inc.(a)..................    800       52,576
          Guidant Corp.(a)..........................  1,300       64,740
          IDEC Pharmaceuticals Corp.(a).............    400       27,572
          Pfizer, Inc...............................  3,500      139,475
          St. Jude Medical, Inc.(a).................    400       31,060
                                                            ------------
                                                                 822,715
                                                            ------------
        Electronics -- 1.0%
          Agere Systems, Inc. (Class "A" Stock)(a)..  4,300       24,467
          Arrow Electronics, Inc.(a)................    500       14,950
          Intel Corp................................  2,200       69,190
          Intersil Corp. (Class "A" Stock)(a).......    500       16,125
          KLA-Tencor Corp.(a).......................  1,100       54,516
          LSI Logic Corp.(a)........................  1,600       25,248
          Micron Technology, Inc.(a)................  1,400       43,400
                                                            ------------
                                                                 247,896
                                                            ------------
        Financial Services -- 11.9%
          American Express Co.......................  5,300      189,157
          Citigroup, Inc............................ 17,694      893,193
          Federal Home Loan Mortgage Corp...........  4,700      307,380
          Federal National Mortgage Association.....  6,400      508,800
          Goldman Sachs Group, Inc..................    400       37,100
          Household International, Inc..............    700       40,558
          MBIA, Inc.................................  2,100      112,623
          Merrill Lynch & Co., Inc..................  6,300      328,356
          Morgan Stanley Dean Witter & Co...........  7,100      397,174
                                                            ------------
                                                               2,814,341
                                                            ------------
        Food & Beverage -- 1.5%
          Kraft Foods, Inc. (Class "A" Stock)....... 10,200      347,106
                                                            ------------
        Healthcare Service -- 1.5%
          Cardinal Health, Inc......................  1,250       80,825
          HCA, Inc..................................  2,600      100,204

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B60

December 31, 2001


                                                              Value
        COMMON STOCKS                               Shares   (Note 2)
        (Continued)                                 ------ ------------
        Healthcare Service (cont'd.)
          HEALTHSOUTH Corp.(a).....................  3,500 $     51,870
          Tenet Healthcare Corp.(a)................  2,000      117,440
                                                           ------------
                                                                350,339
                                                           ------------
        Industrial Technology -- 0.8%
          Kennametal, Inc..........................    700       28,189
          Parker-Hannifin Corp.....................  1,900       87,229
          Thermo Electron Corp.....................  2,900       69,194
                                                           ------------
                                                                184,612
                                                           ------------
        Insurance -- 3.2%
          AFLAC, Inc...............................  4,400      108,064
          Allstate Corp............................  4,900      165,130
          AMBAC Financial Group, Inc...............  2,150      124,399
          American International Group, Inc........  3,500      277,900
          Hartford Financial Services Group, Inc...  1,300       81,679
                                                           ------------
                                                                757,172
                                                           ------------
        Leisure -- 0.7%
          Harrah's Entertainment, Inc.(a)..........  4,700      173,947
                                                           ------------
        Media -- 3.6%
          Clear Channel Communications, Inc.(a)....  1,900       96,729
          Comcast Corp. (Class "A" Stock)(a).......    900       32,400
          Fox Entertainment Group, Inc.
           (Class "A" Stock)(a)....................  8,100      214,893
          Liberty Media Corp. (Class "A" Stock)(a).  5,300       74,200
          News Corp. Ltd., ADR (Australia).........  1,300       41,353
          Omnicom Group, Inc.......................  2,000      178,700
          The McGraw-Hill Cos., Inc................    400       24,392
          Tribune Co...............................    700       26,201
          Viacom, Inc. (Class "B" Stock)(a)........  3,900      172,185
                                                           ------------
                                                                861,053
                                                           ------------
        Metal & Minerals -- 1.4%
          Alcan, Inc. (Canada).....................  4,300      154,499
          Alcoa, Inc...............................  3,400      120,870
          Century Aluminum Co......................  1,900       25,384
          Phelps Dodge Corp.(a)....................  1,200       38,880
                                                           ------------
                                                                339,633
                                                           ------------
        Oil & Gas -- 11.4%
          ChevronTexaco Corp.......................  7,064      633,005
          Conoco, Inc.............................. 15,400      435,820
          Exxon Mobil Corp......................... 23,400      919,620
          Phillips Petroleum Co....................  7,640      460,387
          Suncor Energy, Inc.......................  5,500      181,170
          Weatherford International, Inc.(a).......  2,200       81,972
                                                           ------------
                                                              2,711,974
                                                           ------------
        Paper & Forest Products -- 1.8%
          Boise Cascade Corp.......................  1,000       34,010
          Bowater, Inc.............................  1,300       62,010
          Georgia-Pacific Corp.....................  2,600       71,786
          International Paper Co...................  5,000      201,750
          Temple-Inland, Inc.......................  1,000       56,730
                                                           ------------
                                                                426,286
                                                           ------------

                                                               Value
        COMMON STOCKS                                Shares   (Note 2)
        (Continued)                                  ------ ------------
        Railroads -- 0.8%
          Union Pacific Corp........................  3,400 $    193,800
                                                            ------------
        Real Estate Investment Trust -- 0.4%
          Equity Office Properties Trust............  2,200       66,176
          Equity Residential Properties Trust.......    700       20,097
                                                            ------------
                                                                  86,273
                                                            ------------
        Retail -- 1.9%
          Albertson's, Inc..........................  2,200       69,278
          Bed Bath & Beyond, Inc.(a)................    700       23,730
          Best Buy Co., Inc.(a).....................    500       37,240
          Costco Wholesale Corp.(a).................  2,300      102,074
          Federated Department Stores, Inc.(a)......  1,200       49,080
          Home Depot, Inc...........................    800       40,808
          Kmart Corp.(a)............................  8,700       47,502
          Lowe's Cos., Inc..........................  2,000       92,820
                                                            ------------
                                                                 462,532
                                                            ------------
        Technology -- 2.0%
          Computer Associates International, Inc....  3,500      120,715
          Comverse Technology, Inc.(a)..............  1,100       24,607
          Hewlett-Packard Co........................    400        8,216
          International Business Machines Corp......    700       84,672
          Microsoft Corp.(a)........................  2,000      132,500
          Millipore Corp............................    500       30,350
          Polycom, Inc.(a)..........................    100        3,407
          Sybase, Inc.(a)...........................  2,300       36,248
          The InterCept Group, Inc.(a)..............  1,000       40,900
                                                            ------------
                                                                 481,615
                                                            ------------
        Telecommunications -- 9.5%
          AT&T Corp................................. 21,700      393,638
          BellSouth Corp............................ 13,600      518,840
          Citizens Communications Co.(a)............  8,600       91,676
          Enterasys Networks, Inc.(a)...............  2,500       22,125
          General Motors Corp. (Class "H" Stock)(a).    500        7,725
          Motorola, Inc............................. 12,500      187,750
          SBC Communications, Inc................... 12,600      493,542
          Verizon Communications.................... 11,500      545,790
                                                            ------------
                                                               2,261,086
                                                            ------------
        Transportation -- 0.2%
          Canadian National Railway Co. (Canada) ...  1,000       48,280
                                                            ------------
        Utility - Electric -- 4.5%
          AES Corp.(a).............................. 10,300      168,405
          American Electric Power Co., Inc..........  2,500      108,825
          Entergy Corp..............................  2,200       86,042
          FirstEnergy Corp.......................... 11,400      398,772
          Northeast Utilities.......................  3,400       59,942
          SCANA Corp................................  4,700      130,801
          Southern Co...............................  4,900      124,215
                                                            ------------
                                                               1,077,002
                                                            ------------
        TOTAL LONG-TERM INVESTMENTS
          (cost $22,507,755)...............................   22,706,634
                                                            ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B61

December 31, 2001


                                                Principal
                                                 Amount     Value
         SHORT-TERM                               (000)    (Note 2)
         INVESTMENTS -- 9.7%                    --------- -----------
         U.S. Government & Agency Obligations -- 1.1%
           U.S. Treasury Bills,
            2.19%, 01/03/02(b)(c)..............  $   75   $    74,991
            1.80%, 02/14/02(b)(c)..............     200       199,580
                                                          -----------
                                                              274,571
                                                          -----------
         Repurchase Agreement -- 8.6%
           Joint Repurchase Agreement Account,
            1.64%, 01/02/02 (Note 5)...........   2,034     2,034,000
                                                          -----------
         TOTAL SHORT-TERM INVESTMENTS
          (cost $ 2,308,571).............................   2,308,571
                                                          -----------
         TOTAL INVESTMENTS -- 105.4%
          (cost $24,816,326; Note 7).....................  25,015,205
         VARIATION MARGIN ON OPEN FUTURES
          CONTRACTS(d)...................................      (7,090)
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (5.4)%...............................  (1,274,576)
                                                          -----------
         NET ASSETS -- 100.0%............................ $23,733,539
                                                          ===========

The following abbreviations are used in portfolio descriptions:

                ADR American Depository Receipt
                PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

(b)Security, or portion thereof, segregated as collateral for futures contracts

(c)Rate quoted represents yield-to-maturity as of purchase date.

(d)Open futures contracts as of December 31, 2001 are as follows:

                                                      Value at
     Number of                Expiration  Value at  December 31,
     Contracts       Type        Date    Trade Date     2001     Appreciation
  --------------- ----------- ---------- ---------- ------------ ------------
  Long Positions:
         7        S&P 500       Mar 02    $958,778    $966,175      $7,397
                  Barra Value                                       ======
                  Index

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B62

                    SP MFS CAPITAL OPPORTUNITIES PORTFOLIO

December 31, 2001


       LONG-TERM INVESTMENTS -- 93.9%                          Value
                                                      Shares  (Note 2)
       COMMON STOCKS                                  ------ -----------
       Advertising -- 1.2%
         Lamar Advertising Co.(a).................... 2,340  $    99,076
                                                             -----------
       Autos - Cars & Trucks -- 0.2%
         Visteon Corp................................ 1,200       18,048
                                                             -----------
       Banks and Savings & Loans -- 2.8%
         Bank of America Corp........................ 1,080       67,986
         Comerica, Inc............................... 1,090       62,457
         Mellon Financial Corp....................... 2,660      100,069
                                                             -----------
                                                                 230,512
                                                             -----------
       Chemicals -- 1.8%
         Dow Chemical Co............................. 1,100       37,158
         Praxair, Inc................................ 2,050      113,263
                                                             -----------
                                                                 150,421
                                                             -----------
       Computers -- 2.0%
         Dell Computer Corp.(a)...................... 3,310       89,966
         Sun Microsystems, Inc.(a)................... 5,960       73,308
                                                             -----------
                                                                 163,274
                                                             -----------
       Computer Services -- 5.8%
         EMC Corp.(a)................................   900       12,096
         Micron Technology, Inc.(a).................. 2,820       87,420
         Microsoft Corp.(a).......................... 1,560      103,350
         Oracle Corp.(a)............................. 4,770       65,874
         Rational Software Corp.(a)..................   970       18,915
         SunGard Data Systems, Inc.(a)............... 1,570       45,420
         VeriSign, Inc.(a)........................... 1,940       73,797
         VERITAS Software Corp.(a)................... 1,466       65,721
                                                             -----------
                                                                 472,593
                                                             -----------
       Diversified Manufacturing Operations -- 5.5%
         Danaher Corp................................ 1,850      111,574
         General Electric Co......................... 1,880       75,350
         Tyco International, Ltd..................... 4,440      261,516
                                                             -----------
                                                                 448,440
                                                             -----------
       Drugs & Medical Supplies -- 6.4%
         American Home Products Corp................. 1,590       97,562
         Bristol-Myers Squibb Co..................... 1,510       77,010
         Johnson & Johnson........................... 1,500       88,650
         Pfizer, Inc................................. 4,750      189,287
         Pharmacia Corp.............................. 1,610       68,667
                                                             -----------
                                                                 521,176
                                                             -----------
       Electronics -- 4.6%
         Emulex Corp.(a).............................   690       27,262
         Fairchild Semiconductor Corp.
          (Class "A" Stock)(a)....................... 2,080       58,656
         Flextronics International, Ltd.(a).......... 4,680      112,273
         Intel Corp.................................. 1,080       33,966
         LSI Logic Corp.(a).......................... 3,300       52,074
         Molex, Inc..................................   700       21,665
         QLogic Corp.(a).............................   970       43,175
         Tektronix, Inc.(a).......................... 1,170       30,162
                                                             -----------
                                                                 379,233
                                                             -----------
       Electronic Components -- 3.4%
         Atmel Corp.(a).............................. 9,940       73,258
         Celestica, Inc.(a)..........................   570       23,022
         Samsung Electronics Co., Ltd. (South Korea).   350       74,343

                                                                 Value
      COMMON STOCKS                                     Shares  (Note 2)
      (Continued)                                       ------ -----------
      Electronic Components (cont'd.)
        STMicroelectronics NV (Switzerland)............ 1,140  $    36,104
        Texas Instruments, Inc......................... 2,500       70,000
                                                               -----------
                                                                   276,727
                                                               -----------
      Financial Services -- 7.6%
        American Express Co............................ 1,440       51,393
        Citigroup, Inc................................. 3,579      180,668
        Goldman Sachs Group, Inc.......................   600       55,650
        Household International, Inc................... 1,800      104,292
        Merrill Lynch & Co., Inc....................... 2,340      121,961
        Morgan Stanley Dean Witter & Co................ 1,950      109,083
                                                               -----------
                                                                   623,047
                                                               -----------
      Gas Pipelines -- 1.1%
        Dynegy, Inc. (Class "A" Stock)................. 3,670       93,585
                                                               -----------
      Instrument - Controls -- 1.7%
        Applied Biosystems Group - Applera Corp........ 3,530      138,623
                                                               -----------
      Insurance -- 10.0%
        ACE, Ltd....................................... 2,800      112,420
        AFLAC, Inc..................................... 1,890       46,418
        American International Group, Inc.............. 1,390      110,366
        Anthem, Inc.(a)................................   320       15,840
        Hartford Financial Services Group, Inc......... 1,960      123,147
        MetLife, Inc................................... 1,880       59,558
        SAFECO Corp.................................... 2,390       74,449
        St. Paul Cos., Inc............................. 1,830       80,465
        UnumProvident Corp............................. 2,710       71,842
        Willis Group Holdings Ltd.
         (United Kingdom)(a)........................... 2,300       54,165
        XL Capital Ltd. (Class "A" Stock) (Bermuda)....   800       73,088
                                                               -----------
                                                                   821,758
                                                               -----------
      Leisure -- 1.8%
        Hilton Hotels Corp............................. 4,160       45,427
        Marriott International, Inc. (Class "A" Stock).   200        8,130
        Starwood Hotels & Resorts Worldwide, Inc....... 3,220       96,117
                                                               -----------
                                                                   149,674
                                                               -----------
      Media -- 10.0%
        AOL Time Warner, Inc.(a)....................... 5,200      166,920
        Charter Communications, Inc.
         (Class "A" Stock)(a).......................... 5,940       97,594
        Clear Channel Communications, Inc.(a).......... 2,310      117,602
        Fox Entertainment Group, Inc.
         (Class "A" Stock)(a).......................... 2,730       72,427
        Tribune Co..................................... 1,550       58,017
        USA Networks, Inc.(a).......................... 1,700       46,427
        Viacom, Inc. (Class "B" Stock)(a).............. 5,510      243,266
        Westwood One, Inc.(a)..........................   500       15,025
                                                               -----------
                                                                   817,278
                                                               -----------
      Miscellaneous - Basic Industry -- 0.8%
        AES Corp.(a)................................... 4,180       68,343
                                                               -----------
      Networking Products -- 0.3%
        Enterasys Networks, Inc.(a).................... 2,250       19,913
                                                               -----------
      Oil - Exploration/Production -- 5.0%
        Anadarko Petroleum Corp........................ 1,030       58,555
        Apache Corp.................................... 1,653       82,452

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B63

December 31, 2001


                                                            Value
                                                   Shares  (Note 2)
           COMMON STOCKS(Continued)                ------ -----------
           Oil - Exploration/Production (cont'd.)
            Devon Energy Corp.....................    640 $    24,736
            GlobalSantaFe Corp....................  7,750     221,030
            Transocean Sedco Forex, Inc...........    660      22,321
                                                          -----------
                                                              409,094
                                                          -----------
           Oil & Gas Services -- 3.5%
            BJ Services Co.(a)....................    100       3,245
            Cooper Cameron Corp.(a)...............    600      24,216
            El Paso Corp..........................  2,089      93,190
            Grant Prideco, Inc.(a)................  9,790     112,585
            Noble Drilling Corp.(a)...............  1,230      41,869
            Schlumberger, Ltd.....................    230      12,639
                                                          -----------
                                                              287,744
                                                          -----------
           Paper & Forest Products -- 3.9%
            Abitibi-Consolidated, Inc. (Canada)...  6,790      49,703
            Aracruz Celulose SA, ADR (Brazil).....  3,560      64,721
            Bowater, Inc..........................  1,030      49,131
            International Paper Co................    730      29,455
            Jefferson Smurfit Group PLC, ADR
              (Ireland)........................... 34,110      74,159
            Smurfit-Stone Container Corp.(a)......  3,260      52,062
                                                          -----------
                                                              319,231
                                                          -----------
           Retail -- 3.2%
            BJ's Wholesale Club, Inc.(a)..........    300      13,230
            Costco Wholesale Corp.(a).............    940      41,717
            CVS Corp..............................    130       3,904
            Home Depot, Inc.......................  1,380      70,394
            Kroger Co.(a).........................  1,610      33,601
            Safeway, Inc.(a)......................  1,440      60,120
            Target Corp...........................    500      20,525
            Wal-Mart Stores, Inc..................    290      16,689
                                                          -----------
                                                              260,180
                                                          -----------
           Semiconductors -- 1.8%
            Analog Devices, Inc.(a)...............  2,050      90,999
            Cypress Semiconductor Corp.(a)........    160       3,189
            Lam Research Corp.(a).................  1,440      33,437
            National Semiconductor Corp.(a).......    400      12,316
            Novellus Systems, Inc.(a).............    240       9,468
                                                          -----------
                                                              149,409
                                                          -----------
           Telecommunications -- 7.9%
            Amdocs, Ltd. (United Kingdom)(a)......  2,440      82,887
            AT&T Wireless Services, Inc.(a).......  7,290     104,757
            China Mobile Ltd., ADR (Hong Kong)(a). 17,000      59,842
            EchoStar Communications Corp.
              (Class "A" Stock)(a)................  4,570     125,538
            General Motors Corp. (Class "H"
              Stock)(a)...........................  1,900      29,355

                                                              Value
                                                   Shares    (Note 2)
         COMMON STOCKS(Continued)                 --------- ----------
         Telecommunications (cont'd.)
          Libertel NV(a)........................     2,010  $   18,507
          Motorola, Inc.........................     2,500      37,550
          Nextel Partners, Inc. (Class "A"
            Stock)(a)...........................     2,270      27,240
          Nokia Oyj, ADR (Finland)..............       300       7,359
          Partner Communications Co. Ltd., ADR
            (Israel)(a).........................     8,125      55,656
          Vodafone Group PLC, ADR
            (United Kingdom)....................    37,709      98,691
          Winstar Communications, Inc.(a).......       930          16
                                                            ----------
                                                               647,398
                                                            ----------
         Trucking/Shipping -- 0.9%
          FedEx Corp.(a)........................     1,320      68,482
          United Parcel Service,
            Inc. (Class "B" Stock)..............       140       7,691
                                                            ----------
                                                                76,173
                                                            ----------
         Utilities - Electric -- 0.7%
          Calpine Corp.(a)......................     3,481      58,446
                                                            ----------
         TOTAL LONG-TERM INVESTMENTS (cost $ 7,755,270)....  7,699,396
                                                            ----------

                                                  Principal
                                                   Amount
         SHORT-TERM                                 (000)
         INVESTMENT -- 16.1%                      ---------
         Repurchase Agreement
          Joint Repurchase Agreement
            Account, 1.64%, 01/02/02 (cost
            $1,321,000; Note 5)..................  $ 1,321   1,321,000
                                                            ----------
         TOTAL INVESTMENTS -- 110.0% (cost $9,076,270;
          Note 7)..........................................  9,020,396
         LIABILITIES IN EXCESS OF OTHER ASSETS -- (10.0)%..   (818,267)
                                                            ----------
         NET ASSETS -- 100.0%.............................. $8,202,129
                                                            ==========

The following abbreviations are used in portfolio descriptions:

             ADR American Depository Receipt
             NV  Naamloze Vennootschap (Dutch Corporation)
             Oyj Julkinen Osakeyhtio (Finish Company)
             PLC Public Limited Company (British Limited Liability
                 Company)
             SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B64

                        SP MFS MID-CAP GROWTH PORTFOLIO

December 31, 2001


       LONG-TERM INVESTMENTS -- 92.8%                           Value
                                                      Shares   (Note 2)
       COMMON STOCKS                                  ------ ------------
       Aerospace/Defense -- 0.2%
         EDO Corp....................................  1,490 $     39,411
                                                             ------------
       Agricultural Equipment -- 1.3%
         AGCO Corp................................... 12,950      204,351
                                                             ------------
       Commercial Services -- 1.1%
         ARAMARK Corp. (Class "B" Stock)(a)..........    540       14,526
         Concord EFS, Inc.(a)........................  4,800      157,344
         Weight Watchers International, Inc.(a)......    150        5,073
                                                             ------------
                                                                  176,943
                                                             ------------
       Computer Services -- 6.6%
         Adobe Systems, Inc..........................    810       25,151
         Citrix Systems, Inc.(a)..................... 17,410      394,511
         i2 Technologies, Inc.(a)....................  2,400       18,960
         Macrovision Corp.(a)........................  7,810      275,068
         Netegrity, Inc.(a)..........................  1,240       24,006
         Rational Software Corp.(a).................. 12,660      246,870
         VERITAS Software Corp.(a)...................  1,330       59,624
                                                             ------------
                                                                1,044,190
                                                             ------------
       Data Processing -- 3.7%
         CSG Systems International, Inc.(a).......... 12,780      516,951
         Global Payments, Inc........................  1,892       65,085
                                                             ------------
                                                                  582,036
                                                             ------------
       Drugs & Medical Supplies -- 12.6%
         ArthroCare Corp.(a).........................    700       12,551
         Cytyc Corp.(a).............................. 22,460      586,206
         Genzyme Corp.(a)............................ 10,570      632,720
         IMS Health, Inc............................. 14,580      284,456
         Lincare Holdings, Inc.(a)................... 11,220      321,453
         Sepracor, Inc.(a)...........................  2,520      143,791
         Unilab Corp.(a).............................    100        2,510
         VISX, Inc.(a)...............................  1,260       16,695
                                                             ------------
                                                                2,000,382
                                                             ------------
       Energy
         Reliant Resources, Inc.(a)..................    270        4,458
                                                             ------------
       Financial Services
         Instinet Group, Inc.(a).....................    280        2,814
                                                             ------------
       Forest Products & Paper -- 2.0%
         Willamette Industries, Inc..................  6,070      316,368
                                                             ------------
       Health Care Services -- 1.0%
         HEALTHSOUTH Corp.(a)........................ 10,800      160,056
                                                             ------------
       Instrument - Controls -- 1.7%
         Applied Biosystems Group - Applera Corp.....  6,820      267,821
                                                             ------------
       Insurance -- 3.9%
         ACE, Ltd. (Bermuda).........................  3,890      156,183
         Arthur J. Gallagher & Co....................  3,550      122,440
         Principal Financial Group, Inc. (The)(a)....  1,540       36,960
         Willis Group Holdings, Ltd.(a)..............  7,100      167,205
         XL Capital, Ltd. (Class "A" Stock)(Bermuda).  1,490      136,126
                                                             ------------
                                                                  618,914
                                                             ------------
       Internet -- 17.5%
         Akamai Technologies, Inc.(a)................ 22,420      133,175
         BEA Systems, Inc.(a)........................  4,700       72,380
         CheckFree Corp.(a).......................... 19,420      349,560

                                                               Value
        COMMON STOCKS                                Shares   (Note 2)
        (Continued)                                  ------ ------------
        Internet (cont'd.)
          CNET Networks, Inc.(a).................... 18,408 $    165,120
          Internap Network Services Corp.(a)........ 37,390       43,372
          Internet Security Systems, Inc.(a)........  6,230      199,734
          RSA Security, Inc.(a).....................  4,270       74,554
          S1 Corp.(a)............................... 19,840      321,011
          Switchboard, Inc.(a)......................  2,660        8,645
          VeriSign, Inc.(a)......................... 37,052    1,409,458
                                                            ------------
                                                               2,777,009
                                                            ------------
        Networking Products -- 1.8%
          Cable Design Technologies Corp.(a)........  4,020       54,994
          Computer Network Technology Corp.(a)......  2,190       38,960
          ONI Systems Corp.(a)...................... 30,520      191,360
                                                            ------------
                                                                 285,314
                                                            ------------
        Oil & Gas Exploration & Production -- 11.2%
          Anadarko Petroleum Corp...................  1,210       68,789
          Devon Energy Corp......................... 14,740      569,701
          EOG Resources, Inc........................ 16,350      639,448
          Houston Exploration Co.(a)................  8,880      298,190
          Newfield Exploration Co.(a)...............  6,000      213,060
                                                            ------------
                                                               1,789,188
                                                            ------------
        Oil & Gas Services -- 8.5%
          Apache Corp............................... 15,323      764,311
          Aquila, Inc. (Class "A" Stock)(a).........    100        1,710
          Cooper Cameron Corp.(a)...................  1,980       79,913
          Noble Drilling Corp.(a)................... 14,800      503,792
                                                            ------------
                                                               1,349,726
                                                            ------------
        Publishing -- 1.1%
          Scholastic Corp.(a).......................  3,540      178,168
                                                            ------------
        Retail -- 4.1%
          CVS Corp.................................. 12,140      359,344
          Kroger Co.(a)............................. 12,480      260,458
          The Gap, Inc..............................  2,000       27,880
                                                            ------------
                                                                 647,682
                                                            ------------
        Telecommunications -- 14.5%
          Advanced Fibre Communications, Inc.(a) ... 17,340      306,398
          Amdocs, Ltd. (Bermuda)(a).................  1,900       64,543
          American Tower Corp. (Class "A" Stock)(a). 29,980      283,911
          Aware, Inc.(a)............................    540        4,482
          CIENA Corp.(a)............................ 20,680      295,931
          Comverse Technology, Inc.(a).............. 10,470      234,214
          EchoStar Communications Corp. (Class "A"
           Stock)(a)................................ 21,070      578,793
          General Motors Corp. (Class "H" Stock)(a). 29,570      456,856
          SBA CommunIcations Corp.(a)...............    460        5,989
          Tekelec(a)................................  3,880       70,267
          WorldCom, Inc. -- MCI Group...............     22          279
                                                            ------------
                                                               2,301,663
                                                            ------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $15,965,671)................................   14,746,494
                                                            ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B65

December 31, 2001


                                                Principal
                                                 Amount     Value
         SHORT-TERM                               (000)    (Note 2)
         INVESTMENTS -- 11.8%                   --------- -----------
         Repurchase Agreement
           Joint Repurchase Agreement Account,
            1.64%, 01/02/02
            (cost $1,874,000; Note 5)..........  $1,874   $ 1,874,000
                                                          -----------
         TOTAL INVESTMENTS -- 104.6%
          (cost $17,839,671; Note 7).....................  16,620,494
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (4.6)%...............................    (731,518)
                                                          -----------
         NET ASSETS -- 100.0%............................ $15,888,976
                                                          ===========

(a)Non-Income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B66

                        SP PIMCO TOTAL RETURN PORTFOLIO

December 31, 2001


                                                                        Moody's                     Principal
                                                                        Rating    Interest Maturity  Amount      Value
LONG-TERM INVESTMENTS -- 87.3%                                        (Unaudited)   Rate     Date     (000)     (Note 2)
LONG-TERM BONDS                                                       ----------- -------- -------- --------- ------------
Asset Backed Securities -- 4.9%
  ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1(b).........    Aaa        2.191% 08/21/30  $   952  $    953,284
  Advanta Mortgage Loan Trust, Series 1999-4(b)......................    Aaa         2.31% 11/15/29      166       165,896
  Allied Capital Commercial Mortgage Trust, Series 1998-1............     NR         6.31% 09/25/03        2         1,635
  Block Mortgage Finance, Inc., Series 1998-2(b).....................    Aaa         2.11% 08/25/28      505       504,304
  Brazos Student Loan Finance Corp., Series 1998-A(b)................    Aaa        3.368% 06/01/23      600       600,268
  First Nationwide Trust, Series 2001-4..............................     NR         1.00% 08/25/31      614       648,149
  First Security Auto Grantor Trust, Series 1998-4...................    Aaa         5.97% 04/15/04       44        44,090
  FNF Funding X LLC, Series 1........................................    Aaa         5.65% 01/20/07      240       240,426
  Green Tree Floorplan Receivables Master Trust, Series 1999-1(b)....    Aaa         2.27% 11/15/04    1,000     1,000,894
  Irwin Home Equity, Series 1997-1(b)................................    Aaa         2.11% 08/15/18      883       880,891
  Signet Helco Trust, Series 1995-A(b)...............................    Aaa         2.37% 06/20/04      642       641,906
  Wells Fargo Mortgage Backed Securities Trust, Series 2001-25(b)....    Aaa        6.646% 10/25/31    1,205     1,224,231
  World Financial Network Credit Card Master Trust, Series 2001-A(b).    Aaa         2.14% 06/16/08      230       229,051
                                                                                                              ------------
                                                                                                                 7,135,025
                                                                                                              ------------
Collateralized Mortgage Obligations -- 5.2%
  Bear Stearns Adjustable Rate Mortgage Trust, Series 2001-6.........    Aaa        6.677% 09/25/31      761       769,224
  First Nationwide Trust, Series 1999-5..............................     NR         6.25% 02/27/29    1,500     1,441,035
  G-Wing, Ltd., Series 2001-WH1A(b)..................................   BBB(c)       4.74% 05/06/04      300       300,000
  Government National Mortgage Association, Series 2001-14(b)........     NR        2.546% 02/16/30      253       255,951
  Homeside Mortgage Securities Trust, Series 2001-1(b)...............    Aaa         2.58% 01/20/27      375       374,033
  Indymac Arm Trust, Series 2001-H2(b)...............................    Aaa        6.462% 01/25/31      474       475,628
  Mellon Residential Funding Corp., Series 1999-TBC2.................   AAA(c)       6.58% 07/25/29      410       418,817
  Mortgage Capital Funding, Inc., Series 1996-MC1....................   AAA(c)       7.90% 02/15/06      300       326,060
  Nomura Asset Securities Corp., Series 1995-MD3.....................   AAA(c)       8.17% 04/04/20       10        10,110
  PNC Mortgage Securities Corp., Series 2001-1.......................    Aaa         7.50% 02/25/31      158       163,288
  Residential Accredit Loans, Inc., Series 2000-QS7..................     NR         8.00% 06/25/30      522       532,033
  Residential Asset Securitization Trust, Series 1999-AB.............     NR        7.875% 01/25/30      807       834,261
  Washington Mutual Mortgage Securities Corp., Series 2001-3.........    Aaa         6.75% 05/25/31    1,086     1,111,338
  Washington Mutual, Inc., Series 1999-WM1...........................     NR         6.59% 10/19/39      586       588,522
                                                                                                              ------------
                                                                                                                 7,600,300
                                                                                                              ------------
CORPORATE BONDS -- 9.3%
Airlines -- 0.2%
  United Air Lines, Inc., Ser. A-4...................................     B1         9.21% 01/21/17      400       316,748
                                                                                                              ------------
Auto - Cars & Trucks -- 0.2%
  Ford Motor Co......................................................     A3         7.45% 07/16/31      250       229,383
                                                                                                              ------------
Financial Services -- 5.3%
  Bear Stearns & Co., Inc., M.T.N.(b)................................     A2        2.762% 05/24/04      300       299,550
  Ford Motor Credit Co.(b)...........................................     A2         4.20% 07/18/05    1,400     1,321,801
  Ford Motor Credit Co...............................................     A2         7.25% 10/25/11    2,000     1,946,252
  General Motors Acceptance Corp.(b).................................     A2         2.54% 08/04/03    1,000       982,465
  General Motors Acceptance Corp.(b).................................     A2         2.74% 07/21/04    1,000       966,394
  General Motors Acceptance Corp.....................................     A2        5.875% 01/22/03      300       306,669
  General Motors Acceptance Corp.....................................     A2         8.00% 11/01/31    1,000     1,011,690
  PEMEX Master Trust.................................................    Baa2        8.00% 11/15/11    1,000     1,007,500
                                                                                                              ------------
                                                                                                                 7,842,321
                                                                                                              ------------
Oil & Gas -- 0.3%
  Kerr-McGee Corp.(b)................................................    Baa2       2.653% 06/28/04      500       498,958
                                                                                                              ------------
Shipbuilding -- 0.3%
  Puerto Quetzal Power LLC...........................................     NR         6.47% 06/15/12      457       475,147
                                                                                                              ------------
Telecommunications -- 2.3%
  AT&T Corp..........................................................     A3         8.00% 11/15/31    3,000     3,138,330
  British Telecom PLC (United Kingdom)(b)............................    Baa1       4.445% 12/15/03      160       161,670
                                                                                                              ------------
                                                                                                                 3,300,000
                                                                                                              ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B67

December 31, 2001


                                                  Moody's                              Principal
                                                  Rating    Interest     Maturity       Amount      Value
                                                (Unaudited)   Rate         Date          (000)     (Note 2)
LONG-TERM BONDS (Continued)                     ----------- -------- ----------------- --------- ------------
Utility - Electric -- 0.7%
  Texas Utilities Electric Co..................     A3         8.25%     04/01/04       $ 1,000  $  1,074,390
                                                                                                 ------------
TOTAL CORPORATE BONDS
  (cost $13,662,788)..........................................................................     13,736,947
                                                                                                 ------------
FOREIGN GOVERNMENT BONDS -- 4.5%
  Federal Republic of Brazil (Brazil)..........     B1        5.437%     04/15/06            36        31,500
  Federal Republic of Brazil (Brazil)..........     B1        11.00%     08/17/40           500       374,350
  German Government Bonds (Germany)............    Aaa         6.25%     01/04/30         2,800     2,785,682
  German Government Bonds (Germany)............    Aaa         6.50%     07/04/27         1,270     1,289,014
  Republic of Panama (Panama)..................    Ba1         8.25%     04/22/08           300       297,750
  Republic of Panama (Panama)..................    Ba1        8.875%     09/30/27         1,000       921,233
  United Mexican States (Mexico)...............    Baa3        8.30%     08/15/31         1,000       980,000
                                                                                                 ------------
                                                                                                    6,679,529
                                                                                                 ------------
MUNICIPAL BONDS -- 0.7%
  Chicago, Ill., G.O., Proj. & Ref., Series A..    Aaa         5.00%     01/01/41           300       280,329
  Georgia St. Road & Thru-way Auth. Rev........    Aaa         5.00%     03/01/21           700       690,025
                                                                                                 ------------
                                                                                                      970,354
                                                                                                 ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 18.6%
  United States Treasury Bonds.................                5.50%     08/15/28         4,200     4,055,604
  United States Treasury Bonds.................                6.00%     02/15/26         1,000     1,028,910
  United States Treasury Bonds.................                6.25%     08/15/23           100       105,797
  United States Treasury Bonds.................               8.125%     08/15/19         4,700     5,934,502
  United States Treasury Bonds.................               8.125%     05/15/21           800     1,021,128
  United States Treasury Notes.................               3.375%     01/15/07         4,655     4,666,734
  United States Treasury Notes.................               3.625%     01/15/08         3,300     3,335,228
  United States Treasury Notes.................               5.625%     05/15/08         1,000     1,047,660
  United States Treasury Notes.................                6.50%     10/15/06         2,000     2,175,000
  United States Treasury Notes.................                7.00%     07/15/06         2,800     3,095,736
  United States Treasury Strips................                 Zero     05/15/18           200        75,098
  United States Treasury Strips................                 Zero     02/15/15         1,550       723,742
                                                                                                 ------------
                                                                                                   27,265,139
                                                                                                 ------------
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES -- 44.1%
  Federal Farm Credit Bank.....................                7.00%     09/01/15         3,500     3,777,935
  Federal Home Loan Bank.......................                6.50%     08/14/09         6,000     6,361,806
  Federal Home Loan Mortgage Corp..............                6.00% 03/15/17-09/15/25    1,705     1,726,348
  Federal Home Loan Mortgage Corp. (I/O).......                6.00% 03/15/17-09/15/25      969        63,914
  Federal Home Loan Mortgage Corp..............                6.50%     05/15/25           718       735,561
  Federal Home Loan Mortgage Corp..............                6.65%     07/15/22         1,300     1,350,778
  Federal National Mortgage Association(b).....                5.38%     05/01/36           368       373,805
  Federal National Mortgage Association TBA....                5.50% 01/17/17-01/01/32    4,000     3,899,700
  Federal National Mortgage Association........               5.937%     12/01/31           999     1,002,929
  Federal National Mortgage Association TBA....                6.00% 02/19/16-02/13/31   13,500    13,316,440
  Federal National Mortgage Association........                6.50%     06/01/31           310       289,741
  Federal National Mortgage Association TBA....                7.50% 01/17/17-01/14/32    6,000     6,251,280
  Government National Mortgage Association.....                5.50%     01/24/32         2,000     1,905,000
  Government National Mortgage Association.....                6.00% 01/15/29-07/15/29    1,139     1,120,390
  Government National Mortgage Association(b)..                6.38% 04/20/25-05/20/25      345       351,680
  Government National Mortgage Association(b)..                6.75% 08/20/24-08/20/27    1,298     1,332,227
  Government National Mortgage Association.....                7.00% 07/15/31-09/20/31    5,214     5,323,208
  Government National Mortgage Association.....                7.50% 02/15/29-01/24/32    4,219     4,364,409
  Government National Mortgage Association TBA.                7.50% 02/15/29-01/24/30    8,898     9,205,985
  Government National Mortgage Association.....                8.00% 12/15/30-04/15/31    1,855     1,942,165
  Government National Mortgage Association.....                9.00% 07/15/30-10/15/30      169       180,006
                                                                                                 ------------
                                                                                                   64,875,307
                                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $128,462,638).........................................................................    128,262,601
                                                                                                 ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B68

December 31, 2001


                                                    Moody's                            Principal
                                                    Rating       Interest   Maturity    Amount      Value
                                                  (Unaudited)      Rate       Date       (000)     (Note 2)
SHORT-TERM INVESTMENTS -- 37.1%                   -----------    --------   --------   --------- ------------
OTHER CORPORATE OBLIGATIONS -- 7.4%
 AT&T Corp.......................................     A3           3.075%   08/06/02    $   700  $    699,316
 AT&T Corp.......................................     A3           4.525%   08/06/02        500       500,000
 Commonwealth Edison Co.(b)......................    Baa1          3.091%   09/30/02        700       699,482
 Commonwealth Edison Co..........................     A3           7.375%   09/15/02        420       433,264
 Conoco, Inc.(b).................................    Baa1          3.201%   10/15/02      1,100     1,101,866
 DaimlerChrysler NA Holding Corp.................     A3           7.125%   03/01/02        200       201,150
 El Paso CGP Co..................................    Baa2          3.912%   03/06/02      1,100     1,100,225
 General Mills, Inc..............................    Baa1           2.71%   01/18/02      1,600     1,597,952
 General Mills, Inc..............................    Baa1           3.01%   01/22/02        900       898,420
 Kroger Co.(b)...................................    Baa3           2.77%   08/16/12        580       580,361
 Niagara Mohawk Power Corp.......................    Baa2          5.875%   09/01/02      1,000     1,018,460
 Sprint Capital Corp.............................    Baa1           3.48%   05/09/02        800       790,101
 Williams Cos, Inc.(b)...........................    Baa2          3.145%   07/31/02        300       300,251
 Williams Cos., Inc. (The).......................    Baa2           3.48%   04/17/02      1,000       989,753
                                                                                                 ------------
                                                                                                   10,910,601
                                                                                                 ------------
U.S. GOVERNMENT OBLIGATIONS -- 0.4%
 Federal Home Loan Mortgage Corp.(d).............                   2.28%   01/10/02         80        79,954
 United States Treasury Bill(d)..................                   1.69%   02/07/02        255       254,557
 United States Treasury Bill(d)..................                  1.705%   02/07/02         10         9,983
 United States Treasury Bill(d)..................                   1.83%   02/07/02         15        14,972
 United States Treasury Bill(d)..................                  2.076%   02/07/02         20        19,957
 United States Treasury Bill(d)..................                   2.31%   02/07/02        225       224,466
                                                                                                 ------------
                                                                                                      603,889
                                                                                                 ------------
REPURCHASE AGREEMENT -- 29.3%
 Joint Repurchase Agreement Account, (Note 5)....                  1.643%   01/02/02     43,000    43,000,000
                                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $54,504,249)............................................................................    54,514,490
                                                                                                 ------------
TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN AND INVESTMENT SOLD SHORT -- 124.4%
 (cost $182,966,887; Note 7)...................................................................   182,777,091
                                                                                                 ------------
                                                                                       Contracts
OUTSTANDING OPTIONS WRITTEN (a) -- (0.1%)                                              ---------
Call Options
 United States Treasury Notes Futures, expiring
   02/22/22 @ $112.00............................                                            12        (1,125)
                                                                                                 ------------
Put Options -- (0.1%)
 Eurodollar Futures, expiring 09/02/13 @ $96.50..                                            11        (6,187)
 Eurodollar Futures, expiring 06/14/02 @ $97.00..                                            11        (2,613)
 United States Treasury Bonds Futures, expiring
   02/22/02 @ $100.00............................                                             7        (8,531)
 United States Treasury Notes Futures, expiring
   02/22/02 @ $102.00............................                                            17        (8,234)
 United States Treasury Notes Futures, expiring
   02/22/02 @ $103.00............................                                            50       (35,938)
                                                                                                 ------------
                                                                                                      (61,503)
                                                                                                 ------------
TOTAL OUTSTANDING OPTIONS WRITTEN
 (premium received $67,303)....................................................................       (62,628)
                                                                                                 ------------

                                                                                       Principal
                                                                 Interest   Maturity    Amount
                                                                   Rate       Date       (000)
INVESTMENT SOLD SHORT -- (2.6%)                                  --------   --------   ---------
 United States Treasury Bonds
   (proceeds received $3,899,471)................                  5.375%   02/15/31      3,900    (3,843,333)
                                                                                                 ------------
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND INVESTMENT SOLD SHORT -- 121.7%.......  178,871,130
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(e)...................................................      142,691
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY
 CONTRACTS(f)...................................................................................      (31,641)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (21.7)%................................................  (32,007,807)
                                                                                                 ------------
NET ASSETS -- 100.0%............................................................................ $146,974,373
                                                                                                 ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B69

December 31, 2001



The following abbreviations are used in portfolio descriptions:

GO     General Obligation
I/O    Interest Only
LLC    Limited Liability Company
M.T.N. Medium Term Note
NR     Not Rated by Moody's or Standard & Poor's
PLC    Public Limited Company (British Corporation)
TBA    Securities purchased on a forward commitment basis

(a)Non-income producing security.

(b)Rate shown reflects current rate on variable rate instrument.

(c)Standard & Poor's rating.

(d)Security segregated as collateral for futures contracts.

(e)Open futures contracts as of December 31, 2001 are as follows:

   Number of                              Expiration  Value at       Value at       Appreciation
   Contracts              Type               Date    Trade Date  December 31, 2001 (Depreciation)
--------------- ------------------------- ---------- ----------- ----------------- --------------
Long Positions:
      35        5 Yr U.S. Treasury Notes   Mar 02    $ 3,705,351    $ 3,703,984      $  (1,367)
      47        Eurodollar                 Dec 02     11,296,800     11,320,538         23,738
      57        10 Yr U.S. Treasury Notes  Mar 02      6,085,195      5,993,016        (92,179)
      41        U.S. Treasury Bonds        Mar 02      4,166,549      4,162,781         (3,768)
      47        Euro                       Mar 03     11,242,350     11,243,575          1,225
      47        Euro                       Jun 03     11,194,562     11,170,137        (24,425)
      47        Euro                       Sept 03    11,156,375     11,115,500        (40,875)
       6        LIBOR                      Sept 02     1,038,820      1,037,727         (1,093)
                                                                                     ---------
                                                                                     $(138,744)
                                                                                     =========

(f)Outstanding forward currency contracts as of December 31, 2001 are as follows:

                                                     Value at         Value at
Foreign CurrencyContract                          Settlement Date December 31, 2001 Depreciation
------------------------                          --------------- ----------------- ------------
Purchased:
 Euro expiring 1/11/02                              $2,469,204       $2,465,494       $ (3,710)
Sold:
 Euro expiring 1/11/02                               3,761,510        3,789,441        (27,931)
                                                                                      --------
                                                                                      $(31,641)
                                                                                      ========



                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B70

                 SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

December 31, 2001


        LONG-TERM INVESTMENTS -- 96.1%                        Value
                                                     Shares  (Note 2)
        COMMON STOCKS                                ------ -----------
        Advertising -- 2.9%
          Interpublic Group of Cos., Inc............ 11,300 $   333,802
          TMP Worldwide, Inc.(a).................... 13,800     592,020
                                                            -----------
                                                                925,822
                                                            -----------
        Aerospace/Defense -- 0.6%
          Northrop Grumman Corp.....................  1,900     191,539
                                                            -----------
        Apparel -- 0.5%
          Liz Claiborne, Inc........................  3,000     149,250
                                                            -----------
        Automobiles -- 0.5%
          AutoNation, Inc.(a)....................... 11,600     143,028
                                                            -----------
        Biotechnology -- 4.0%
          Aviron(a).................................  5,100     253,623
          Genentech, Inc.(a)........................  5,600     303,800
          Human Genome Sciences, Inc.(a)............  8,200     276,504
          Invitrogen Corp.(a).......................  4,700     291,071
          Protein Design Labs, Inc.(a)..............  4,300     141,040
                                                            -----------
                                                              1,266,038
                                                            -----------
        Broadcasting -- 7.7%
          Adelphia Communications Corp.
           (Class "A" Stock)(a)..................... 11,300     352,334
          Cablevision Systems Corp. - New York
           Group (Class "A" Stock)(a)...............  5,800     275,210
          Cablevision Systems Corp. - Rainbow Media
           Group(a)................................. 16,500     407,550
          Gemstar - TV Guide International, Inc.(a). 25,900     717,430
          USA Networks, Inc.(a)..................... 24,500     669,095
                                                            -----------
                                                              2,421,619
                                                            -----------
        Commercial Services -- 6.6%
          Accenture, Ltd. (Bermuda)
           (Class "A" Stock)(a)..................... 17,100     460,332
          ARAMARK Corp. (Class "B" Stock)(a)........  9,200     247,480
          Cendant Corp.(a).......................... 32,600     639,286
          Concord EFS, Inc.(a)...................... 14,800     485,144
          Quintiles Transnational, Corp.(a)......... 11,800     189,390
          Weight Watchers International, Inc.(a)....  1,600      54,112
                                                            -----------
                                                              2,075,744
                                                            -----------
        Computer Software & Services -- 16.0%
          Adobe Systems, Inc........................ 19,900     617,895
          Affiliated Computer Services, Inc.
           (Class "A" Stock)(a).....................  3,200     339,616
          Autodesk, Inc.............................  9,400     350,338
          Brocade Communications Systems, Inc.(a)     9,500     314,640
          Ceridian Corp.(a)......................... 17,900     335,625
          Compaq Computer Corp...................... 31,300     305,488
          DST Systems, Inc.(a)...................... 13,200     658,020
          Intuit, Inc.(a)........................... 13,500     577,530
          Lexmark International, Inc.(a)............  5,500     324,500
          NetScreen Technologies, Inc.(a)...........  2,300      50,899
          Parametric Technology Corp.(a)............ 37,500     292,875
          Rational Software Corp.(a)................ 17,100     333,450
          Synopsys, Inc.(a).........................  8,900     525,723
                                                            -----------
                                                              5,026,599
                                                            -----------

                                                             Value
         COMMON STOCKS                              Shares  (Note 2)
         (Continued)                                ------ -----------
         Education -- 2.7%
           Apollo Group, Inc. (Class "A" Stock)(a). 10,600 $   477,106
           Education Management Corp.(a)...........  9,800     355,250
                                                           -----------
                                                               832,356
                                                           -----------
         Electronics -- 1.8%
           Harman International Industries, Inc....  4,600     207,460
           Symbol Technologies, Inc................ 22,600     358,888
                                                           -----------
                                                               566,348
                                                           -----------
         Electronic Components -- 3.2%
           ARM Holdings PLC, ADR
            (United Kingdom)(a)....................  3,600      56,124
           LSI Logic Corp.(a)...................... 21,500     339,270
           Sanmina-SCI Corp.(a).................... 13,800     274,620
           Solectron Corp.(a)...................... 29,400     331,632
                                                           -----------
                                                             1,001,646
                                                           -----------
         Financial Services -- 5.2%
           Goldman Sachs Group, Inc................  4,300     398,825
           Investors Financial Services Corp.......  9,000     595,890
           Stilwell Financial, Inc................. 12,200     332,084
           USA Education, Inc......................  3,700     310,874
                                                           -----------
                                                             1,637,673
                                                           -----------
         Healthcare Management -- 6.4%
           Caremark Rx, Inc.(a).................... 23,300     380,023
           Express Scripts, Inc.(a)................ 17,900     837,004
           HEALTHSOUTH Corp.(a).................... 21,000     311,220
           McKesson Corp........................... 12,600     471,240
                                                           -----------
                                                             1,999,487
                                                           -----------
         Internet Content -- 4.0%
           Amazon.com, Inc.(a)..................... 10,600     114,692
           CheckFree Corp.(a)...................... 18,100     325,800
           eBay, Inc.(a)...........................  2,300     153,870
           VeriSign, Inc.(a)....................... 17,000     646,680
                                                           -----------
                                                             1,241,042
                                                           -----------
         Internet Software -- 1.2%
           Openwave Systems, Inc.(a)............... 20,600     201,674
           RealNetworks, Inc.(a)................... 28,900     171,666
                                                           -----------
                                                               373,340
                                                           -----------
         Leisure -- 1.2%
           Royal Caribbean Cruises, Ltd............ 22,800     369,360
                                                           -----------
         Measuring & Control Instrument -- 0.5%
           Thermo Electron Corp.(a)................  7,000     167,020
                                                           -----------
         Medical Equipment -- 1.1%
           Cytyc Corp.(a).......................... 12,800     334,080
                                                           -----------
         Oil & Gas Services -- 0.9%
           BJ Services Co.(a)......................  8,600     279,070
                                                           -----------
         Pharmaceuticals -- 11.1%
           Allergan, Inc...........................  5,500     412,775
           AmerisourceBergen Corp..................  8,700     552,885
           Andrx Group(a)..........................  7,200     506,952
           Barr Laboratories, Inc.(a)..............  2,000     158,720

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B71

December 31, 2001


                                                           Value
COMMON STOCKS                                     Shares  (Note 2)
(Continued)                                       ------ -----------
Pharmaceuticals (cont'd.)
 Biovail Corp. (Canada)(a).......................  5,700 $   320,625
 Forest Laboratories, Inc.(a)....................  3,400     278,630
 ICN Pharmaceuticals, Inc........................ 10,500     351,750
 ImClone Systems, Inc.(a)........................  1,100      51,106
 MedImmune, Inc.(a)..............................  5,500     254,925
 QLT, Inc. (Canada)(a)........................... 14,200     360,822
 Sepracor, Inc.(a)...............................  3,900     222,534
                                                         -----------
                                                           3,471,724
                                                         -----------
Retail -- 7.2%
 Barnes & Noble, Inc.(a)......................... 13,600     402,560
 Bed Bath & Beyond, Inc.(a)......................  7,700     261,030
 BJ's Wholesale Club, Inc.(a).................... 10,700     471,870
 Circuit City Stores-Circuit City Group.......... 13,300     345,135
 Dollar Tree Stores, Inc.(a)..................... 14,800     457,468
 Tiffany & Co.................................... 10,400     327,288
                                                         -----------
                                                           2,265,351
                                                         -----------
Semiconductors -- 7.9%
 Analog Devices, Inc.(a).........................  6,400     284,096
 Integrated Device Technology, Inc.(a)........... 25,700     683,363
 KLA-Tencor Corp.(a).............................  6,000     297,360
 Linear Technology Corp..........................  8,500     331,840
 Maxim Integrated Products, Inc.(a)..............  6,000     315,060
 Microsemi Corp.(a)..............................  5,200     154,440
 Novellus Systems, Inc.(a)....................... 10,500     414,225
                                                         -----------
                                                           2,480,384
                                                         -----------

                                                          Value
COMMON STOCKS                                  Shares    (Note 2)
(Continued)                                   --------- -----------
Telecommunications -- 2.9%
 Broadwing, Inc.(a).........................     32,100 $   304,950
 QUALCOMM, Inc.(a)..........................      3,100     156,550
 Western Wireless Corp. (Class "A" Stock)(a)     15,900     449,175
                                                        -----------
                                                            910,675
                                                        -----------
TOTAL LONG-TERM INVESTMENTS (cost $ 28,668,154)........  30,129,195
                                                        -----------
SHORT-TERM INVESTMENT -- 8.0%
Mutual Fund
 Prudential Core Investment Fund --
   Taxable Money Market Series (Note 4),
   (cost $2,505,054)......................... 2,505,054   2,505,054
                                                        -----------
TOTAL INVESTMENTS -- 104.1% (cost $31,173,208; Note 7).  32,634,249
LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.1)%........  (1,273,148)
                                                        -----------
NET ASSETS -- 100.0%................................... $31,361,101
                                                        ===========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
PLC Public Limited Company (British Limited Liability Company)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B72

                       SP SMALL/MID CAP VALUE PORTFOLIO

December 31, 2001


        LONG-TERM INVESTMENTS -- 94.8%                        Value
                                                     Shares  (Note 2)
        COMMON STOCKS                                ------ -----------
        Aerospace/Defense -- 0.1%
          Alliant Techsystems, Inc.(a)..............    350 $    27,020
                                                            -----------
        Agricultural Products & Services -- 0.8%
          Delta & Pine Land Co...................... 16,600     375,658
                                                            -----------
        Airlines -- 1.6%
          Alaska Air Group, Inc.(a).................  1,300      37,830
          AMR Corp.(a)..............................    800      17,736
          Atlantic Coast Airlines Holdings, Inc.(a).  8,100     188,649
          Northwest Airlines Corp.
           (Class "A" Stock)(a)..................... 25,100     394,070
          SkyWest, Inc..............................  4,700     119,615
                                                            -----------
                                                                757,900
                                                            -----------
        Apparel -- 0.3%
          OshKosh B'Gosh, Inc. (Class "A" Stock)....  2,800     117,432
          UniFirst Corp.............................  1,000      22,550
                                                            -----------
                                                                139,982
                                                            -----------
        Appliances & Home Furnishings -- 2.8%
          Ethan Allen Interiors, Inc................  1,600      66,544
          Furniture Brands International Inc.(a)....  9,000     288,180
          Leggett & Platt, Inc......................  6,600     151,800
          Maytag Corp...............................  1,100      34,133
          Mohawk Industries, Inc.(a)................  6,100     334,768
          York International Corp................... 11,300     430,869
                                                            -----------
                                                              1,306,294
                                                            -----------
        Autos - Cars & Trucks -- 0.9%
          American Axle & Manufacturing Holdings,
           Inc.(a)..................................  5,700     121,866
          Navistar International Corp...............  7,000     276,500
          Superior Industries International, Inc....    400      16,100
                                                            -----------
                                                                414,466
                                                            -----------
        Banks and Savings & Loans -- 10.1%
          Astoria Financial Corp....................  2,800      74,088
          Banknorth Group, Inc...................... 15,500     349,060
          City National Corp........................ 10,300     482,555
          Commercial Federal Corp...................  2,000      47,000
          First Virginia Banks, Inc.................  8,300     421,308
          Hibernia Corp. (Class "A" Stock).......... 20,000     355,800
          Hudson City Bancorp, Inc.................. 12,300     324,105
          Huntington Bancshares, Inc................ 15,800     271,602
          IndyMac Bancorp, Inc.(a).................. 10,100     236,138
          Investors Financial Services Corp.........  1,400      92,694
          Mercantile Bankshares Corp................ 18,700     804,848
          North Fork Bancorporation, Inc............ 12,100     387,079
          Pacific Century Financial Corp............ 15,400     398,706
          Popular, Inc..............................  2,900      84,332
          Silicon Valley Bancshares(a)..............  3,700      98,901
          TCF Financial Corp........................  2,800     134,344
          Washington Federal, Inc...................  6,520     168,086
          Webster Financial Corp....................  1,700      53,601
                                                            -----------
                                                              4,784,247
                                                            -----------
        Business Services -- 0.8%
          Manpower, Inc.............................  6,700     225,857
          Optimal Robotics Corp. (Canada)(a)........  4,000     141,800
                                                            -----------
                                                                367,657
                                                            -----------

                                                              Value
        COMMON STOCKS                                Shares  (Note 2)
        (Continued)                                  ------ -----------
        Chemicals -- 5.5%
          Arch Chemicals, Inc....................... 14,500 $   336,400
          Cytec Industries, Inc.(a).................  9,400     253,800
          Georgia Gulf Corp......................... 14,100     260,850
          IMC Global, Inc...........................  9,400     122,200
          Ionics, Inc.(a)...........................  5,300     159,159
          Lyondell Chemical Co...................... 47,800     684,974
          Millennium Chemicals, Inc................. 28,100     354,060
          Minerals Technologies, Inc................  1,100      51,304
          PolyOne Corp.............................. 16,300     159,740
          Solutia, Inc.............................. 16,700     234,134
                                                            -----------
                                                              2,616,621
                                                            -----------
        Commercial Services -- 1.7%
          Angelica Corp.............................  5,300      57,452
          Applera Corp.-Celera Genomics Group(a)....  4,500     120,105
          Arbitron, Inc.(a).........................    940      32,101
          Insurance Auto Auctions, Inc.(a).......... 15,700     227,807
          Viad Corp................................. 15,000     355,200
                                                            -----------
                                                                792,665
                                                            -----------
        Computer Software & Services -- 3.1%
          Avocent Corp.(a)..........................  3,400      82,450
          Ceridian Corp.(a).........................  1,100      20,625
          Hutchinson Technology, Inc.(a)............  3,700      85,914
          Inforte Corp.(a).......................... 11,300     157,861
          Networks Associates, Inc.(a)..............  2,100      54,285
          Numerical Technologies, Inc.(a)...........  6,000     211,200
          RadiSys Corp.(a)..........................  9,100     178,906
          SmartForce PLC, ADR (Ireland)(a)..........    700      17,325
          Sybase, Inc.(a)........................... 14,000     220,640
          The InterCept Group, Inc.(a)..............  5,700     233,130
          Vastera, Inc.(a)..........................  6,800     112,948
          Virage Logic Corp.(a).....................  4,700      90,381
                                                            -----------
                                                              1,465,665
                                                            -----------
        Construction -- 4.5%
          Clayton Homes, Inc........................ 10,200     174,420
          D.R. Horton, Inc..........................  3,700     120,102
          Elcor Corp................................  8,500     236,215
          Fleetwood Enterprises, Inc................  6,500      73,645
          Florida Rock Industries, Inc..............    500      18,290
          Fluor Corp................................  2,000      74,800
          KB HOME...................................  5,800     232,580
          Lafarge Corp..............................  5,800     217,906
          Lennar Corp...............................  3,200     149,824
          Martin Marietta Materials, Inc............  5,400     251,640
          Pulte Homes, Inc..........................    700      31,269
          Ryland Group, Inc.........................  3,300     241,560
          Standard Pacific Corp.....................  4,400     107,008
          Texas Industries, Inc.....................  6,200     228,780
                                                            -----------
                                                              2,158,039
                                                            -----------
        Consumer Products -- 2.0%
          Alberto-Culver Co. (Class "A" Stock)......  2,600     101,634
          Estee Lauder Cos., Inc. (Class "A" Stock).  2,400      76,944
          Pennzoil-Quaker State Co.................. 53,100     767,295
                                                            -----------
                                                                945,873
                                                            -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B73

December 31, 2001


                                                             Value
         COMMON STOCKS                              Shares  (Note 2)
         (Continued)                                ------ -----------
         Containers -- 0.4%
           Ball Corp...............................    900 $    63,630
           Bemis Co., Inc..........................  2,200     108,196
                                                           -----------
                                                               171,826
                                                           -----------
         Distribution/Wholesalers -- 0.6%
           BJ's Wholesale Club, Inc.(a)............  3,500     154,350
           Ingram Micro, Inc. (Class "A" Stock)(a).  3,000      51,960
           Tech Data Corp.(a)......................  1,700      73,576
                                                           -----------
                                                               279,886
                                                           -----------
         Diversified Manufacturing Operations -- 5.3%
           Black & Decker Corp.....................  4,900     184,877
           CUNO, Inc.(a)...........................    900      27,450
           Federal Signal Corp..................... 11,000     244,970
           General Cable Corp...................... 12,600     165,060
           Hillenbrand Industries, Inc.............  4,400     243,188
           Pentair, Inc............................  6,900     251,919
           Snap-on, Inc............................ 23,500     791,010
           SPS Technologies, Inc.(a)...............    600      20,952
           SPX Corp.(a)............................    700      95,830
           Terex Corp.(a)..........................  9,300     163,122
           Thermo Electron Corp.................... 13,100     312,566
                                                           -----------
                                                             2,500,944
                                                           -----------
         Drugs & Medical Supplies -- 2.6%
           Alkermes, Inc.(a).......................    900      23,724
           Cephalon, Inc.(a).......................  1,900     143,611
           CV Therapeutics, Inc.(a)................    200      10,404
           DENTSPLY International, Inc............. 10,500     527,100
           Exelixis, Inc.(a).......................  2,700      44,874
           InterMune, Inc.(a)......................  1,700      83,742
           Neurocrine Biosciences, Inc.(a).........  1,200      61,572
           Patterson Dental Co.(a).................  3,800     155,534
           STERIS Corp.(a).........................  9,700     177,219
           Viasys Healthcare, Inc.(a)..............  1,417      28,638
                                                           -----------
                                                             1,256,418
                                                           -----------
         Electronics -- 3.4%
           AMETEK, Inc............................. 15,500     494,295
           Arrow Electronics, Inc.(a)..............    800      23,920
           Artesyn Technologies, Inc.(a)...........  3,700      34,447
           Avnet, Inc..............................    600      15,282
           Hubbell, Inc. (Class "B" Stock)......... 15,600     458,328
           Integrated Silicon Solution, Inc.(a).... 10,300     126,072
           Millipore Corp..........................  3,900     236,730
           MIPS Technologies, Inc.
            (Class "A" Stock)(a)...................  2,000      17,280
           Polycom, Inc.(a)........................  3,500     119,245
           Tektronix, Inc.(a)......................  3,500      90,230
                                                           -----------
                                                             1,615,829
                                                           -----------
         Energy -- 2.1%
           Covanta Energy Corp.(a)................. 36,500     164,980
           Equitable Resources, Inc................ 11,700     398,619
           Kinder Morgan Management, LLC...........  5,958     225,808
           Kinder Morgan, Inc......................  1,400      77,966
           Sempra Energy...........................    800      19,640
           Westcoast Energy, Inc...................  4,200     111,006
                                                           -----------
                                                               998,019
                                                           -----------

                                                             Value
          COMMON STOCKS                             Shares  (Note 2)
          (Continued)                               ------ -----------
          Engineering -- 0.7%
            Jacobs Engineering Group, Inc.(a)......  2,000 $   132,000
            URS Corp.(a)...........................  7,100     194,611
                                                           -----------
                                                               326,611
                                                           -----------
          Environmental Services -- 0.2%
            Republic Services, Inc.(a).............  5,300     105,841
                                                           -----------
          Financial Services -- 3.7%
            Affiliated Managers Group, Inc.(a).....  2,100     148,008
            BlackRock, Inc.(a).....................  5,200     216,840
            Commerce Bancorp, Inc.................. 19,600     771,064
            LaBranche & Co., Inc.(a)...............  1,600      55,136
            Legg Mason, Inc........................  2,400     119,952
            Old Republic International Corp........  2,300      64,423
            Radian Group, Inc......................  4,600     197,570
            Waddell & Reed Financial, Inc.
             (Class "A" Stock).....................  5,800     186,760
                                                           -----------
                                                             1,759,753
                                                           -----------
          Food & Beverage -- 1.9%
            Corn Products International, Inc.......  5,100     179,775
            Dean Foods Co.(a)......................  2,916     198,871
            Horizon Organic Holding Corp.(a).......  2,900      47,908
            McCormick & Co., Inc................... 11,700     491,049
                                                           -----------
                                                               917,603
                                                           -----------
          Gold Mines
            Agnico - Eagle Mines, Ltd. (Canada)....  1,500      14,805
                                                           -----------
          Hospitals/Healthcare Management -- 1.0%
            AmeriPath, Inc.(a).....................  1,300      41,938
            Beverly Enterprises, Inc.(a)...........  4,100      35,260
            Community Health Care(a)...............  3,200      81,600
            First Health Group Corp.(a)............  2,400      59,376
            Manor Care, Inc.(a).................... 10,100     239,471
                                                           -----------
                                                               457,645
                                                           -----------
          Industrials -- 1.3%
            Kennametal, Inc........................ 11,300     455,051
            Milacron, Inc..........................  3,700      58,497
            Oshkosh Truck Corp.....................  2,500     121,875
                                                           -----------
                                                               635,423
                                                           -----------
          Insurance -- 2.4%
            Allmerica Financial Corp...............  2,700     120,285
            HCC Insurance Holdings, Inc............  9,500     261,725
            Markel Corp.(a)........................  1,300     233,545
            PMI Group, Inc.........................  1,000      67,010
            Protective Life Corp...................  3,100      89,683
            Reinsurance Group of America, Inc......    700      23,296
            UICI(a)................................ 12,300     166,050
            Vesta Insurance Group, Inc............. 20,900     167,200
                                                           -----------
                                                             1,128,794
                                                           -----------
          Leisure -- 1.2%
            Callaway Golf Co.......................  1,700      32,555
            Harrah's Entertainment, Inc.(a)........  8,200     303,482
            Mandalay Resort Group(a)...............  2,600      55,640
            Six Flags, Inc.(a).....................  6,000      92,280
            Take-Two Interactive Software, Inc.(a).  6,700     108,339
                                                           -----------
                                                               592,296
                                                           -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B74

December 31, 2001


                                                                 Value
      COMMON STOCKS                                     Shares  (Note 2)
      (Continued)                                       ------ -----------
      Machinery -- 0.8%
        Albany International Corp. (Class "A" Stock)...  2,300 $    49,910
        NACCO Industries, Inc. (Class "A" Stock).......  4,800     272,592
        Stewart & Stevenson Services, Inc..............  2,100      39,501
        Wabtec Corp....................................  2,400      29,520
                                                               -----------
                                                                   391,523
                                                               -----------
      Media -- 1.5%
        E.W. Scripps Co. (Class "A" Stock).............  3,300     217,800
        Fox Entertainment Group, Inc.
         (Class "A" Stock)(a)..........................  8,900     236,117
        Radio One, Inc. (Class "D" Stock)(a)........... 13,300     239,533
                                                               -----------
                                                                   693,450
                                                               -----------
      Mineral Resources -- 0.3%
        Phelps Dodge Corp..............................  4,000     129,600
                                                               -----------
      Office Equipment & Supplies -- 0.7%
        Steelcase, Inc. (Class "A" Stock).............. 23,500     345,920
                                                               -----------
      Oil & Gas -- 0.6%
        Nuevo Energy Co.(a)............................  6,500      97,500
        Varco International, Inc.(a)................... 12,700     190,246
                                                               -----------
                                                                   287,746
                                                               -----------
      Oil & Gas Services -- 2.1%
        Cal Dive International, Inc.(a)................  2,200      54,296
        Global Industries, Ltd.(a).....................  9,400      83,660
        Grant Prideco, Inc.(a).........................  1,000      11,500
        Input/Output, Inc.(a)..........................  3,800      31,198
        KeySpan Corp...................................  1,700      58,905
        National-Oilwell, Inc.(a)......................  9,300     191,673
        Newpark Resources, Inc.(a).....................  7,900      62,410
        Oceaneering International, Inc.(a).............  2,600      57,512
        Smith International, Inc.(a)...................  1,200      64,344
        Valero Energy Corp.............................  9,100     346,892
        W-H Energy Services, Inc.(a)...................  3,100      59,055
                                                               -----------
                                                                 1,021,445
                                                               -----------
      Paper & Forest Products -- 4.0%
        Aracruz Celulose SA, ADR (Brazil).............. 13,300     241,794
        Boise Cascade Corp.............................  2,900      98,629
        Bowater, Inc...................................  4,900     233,730
        Jefferspon Smurfit Group PLC, ADR (Ireland)....  9,200     207,000
        Louisiana-Pacific Corp......................... 13,200     111,408
        Mead Corp......................................  6,100     188,429
        Pope & Talbot, Inc.............................    700       9,975
        Potlatch Corp..................................  5,600     164,192
        Sappi, Ltd., ADR (South Africa)................ 12,600     129,150
        Temple-Inland, Inc.............................  4,500     255,285
        Westvaco Corp..................................  8,300     236,135
                                                               -----------
                                                                 1,875,727
                                                               -----------
      Printing & Publishing -- 0.1%
        Banta Corp.....................................  1,000      29,520
        Playboy Enterprises, Inc. (Class "A" Stock)(a).  1,400      23,646
                                                               -----------
                                                                    53,166
                                                               -----------
      Real Estate Investment Trust -- 9.8%
        Alexandria Real Estate Equities, Inc...........  1,600      65,760
        Apartment Investment & Management Co.
         (Class "A" Stock)............................. 14,000     640,220

                                                               Value
       COMMON STOCKS                                  Shares  (Note 2)
       (Continued)                                    ------ -----------
       Real Estate Investment Trust (cont'd.)
         Avalonbay Communities, Inc..................  4,200 $   198,702
         CBL & Associates Properties, Inc............  4,300     135,450
         CenterPoint Properties Corp.................  9,600     478,080
         Centex Corp.................................  4,000     228,360
         Crescent Real Estate Equities Co............ 10,400     188,344
         Duke-Weeks Realty Corp...................... 19,400     472,002
         Glenborough Realty Trust, Inc...............  7,500     145,500
         Home Properties of New York, Inc............ 21,900     692,040
         LNR Property Corp...........................  5,200     162,136
         Sun Communities, Inc........................ 16,100     599,725
         Taubman Centers, Inc........................  9,700     144,045
         Vornado Realty Trust........................ 11,600     482,560
                                                             -----------
                                                               4,632,924
                                                             -----------
       Restaurants -- 1.7%
         Applebee's International, Inc...............  4,100     140,220
         CEC Entertainment, Inc.(a)..................  3,800     164,882
         Jack in the Box, Inc.(a)....................  2,700      74,358
         Outback Steakhouse, Inc.(a).................  2,200      75,350
         Ruby Tuesday, Inc...........................  5,600     115,528
         Wendy's International, Inc..................  8,800     256,696
                                                             -----------
                                                                 827,034
                                                             -----------
       Retail -- 3.5%
         AnnTaylor Stores Corp.(a)...................    800      28,000
         Big Lots, Inc.(a)........................... 16,400     170,560
         Borders Group, Inc.(a)......................  2,100      41,664
         Circuit City Stores, Inc. - CarMax Group(a). 11,800     268,332
         Dillard's, Inc. (Class "A" Stock)...........  2,500      40,000
         Duane Reade, Inc.(a)........................  3,100      94,085
         Group 1 Automotive, Inc.(a).................  9,700     276,547
         Hot Topic, Inc.(a)..........................    200       6,278
         J. Jill Group, Inc.(a)......................  7,000     150,710
         Longs Drug Stores Corp......................  4,700     109,886
         O'Reilly Automotive, Inc.(a)................  1,200      43,764
         Pacific Sunwear of California, Inc.(a)......  5,100     104,142
         PC Connection, Inc.(a)......................  2,900      43,007
         Pier 1 Imports, Inc......................... 11,000     190,740
         Too, Inc.(a)................................  1,500      41,250
         Whole Foods Market, Inc.(a).................  1,200      52,272
                                                             -----------
                                                               1,661,237
                                                             -----------
       Semiconductors -- 0.6%
         Advanced Power Technology, Inc.(a)..........  4,800      55,680
         Axcelis Technologies, Inc.(a)...............  3,400      43,826
         Cypress Semiconductor Corp.(a)..............  1,400      27,902
         DuPont Photomasks, Inc.(a)..................  1,200      52,140
         Kulicke & Soffa Industries, Inc.(a).........  2,200      37,730
         Lattice Semiconductor Corp.(a)..............    800      16,456
         Oak Technology, Inc.(a).....................  3,800      52,250
                                                             -----------
                                                                 285,984
                                                             -----------
       Steel & Metals -- 0.9%
         Century Aluminum Co......................... 15,900     212,424
         Meridian Gold, Inc. (Canada)(a).............    900       9,297
         Ryerson Tull, Inc........................... 12,600     138,600
         USX-U. S. Steel Group.......................  3,200      57,952
                                                             -----------
                                                                 418,273
                                                             -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B75

December 31, 2001


                                                               Value
                                                      Shares  (Note 2)
COMMON STOCKS(Continued)                              ------ -----------
Telecommunications -- 2.0%
 Andrew Corp.(a)....................................   2,800 $    61,292
 Citizens Communications Co.(a).....................  24,500     261,170
 Enterasys Networks, Inc.(a)........................  24,800     219,480
 Metro One Telecommunications, Inc.(a)..............   4,300     130,075
 Proxim, Inc.(a)....................................   2,200      21,824
 SBA Communcations Corp.(a).........................   1,400      18,228
 Spectrasite Holdings, Inc.(a)......................   8,600      30,874
 TeleCorp PCS, Inc. (Class "A" Stock)(a)............   1,400      17,458
 Triton PCS Holdings, Inc.(a).......................   6,000     176,100
                                                             -----------
                                                                 936,501
                                                             -----------
Transportation -- 1.3%
 C.H. Robinson Worldwide, Inc.......................     600      17,349
 CNF, Inc...........................................   2,300      77,165
 Genesee & Wyoming, Inc. (Class "A" Stock)(a).......   8,000     261,200
 Landstar Systems, Inc.(a)..........................   1,500     108,765
 Ryder System, Inc..................................   2,000      44,300
 Swift Transportation Co., Inc.(a)..................   6,050     130,136
                                                             -----------
                                                                 638,915
                                                             -----------
Utility - Electric -- 3.9%
 DPL, Inc...........................................   5,500     132,440
 Energy East Corp...................................  11,400     216,486
 Entergy Corp.......................................   2,700     105,597
 FirstEnergy Corp...................................   5,700     199,386
 Niagara Mohawk Holdings, Inc.(a)...................   6,400     113,472
 NiSource, Inc......................................   4,400     101,464
 Northeast Utilities................................  14,200     250,346
 NSTAR..............................................   5,400     242,190
 SCANA Corp.........................................   9,400     261,602
 Wisconsin Energy Corp..............................  10,400     234,624
                                                             -----------
                                                               1,857,607
                                                             -----------
TOTAL LONG-TERM INVESTMENTS (cost $42,481,610)..............  44,970,832
                                                             -----------

                                                    Principal
                                                     Amount     Value
SHORT-TERM                                            (000)    (Note 2)
INVESTMENTS -- 11.1%                                --------- -----------
U.S. Government Securities -- 0.8%
 United States Treasury Bills,
   1.10%, 01/03/02(b)(c)..........................   $  375   $   374,954
                                                              -----------
Repurchase Agreement -- 10.3%
 Joint Repurchase Agreement Account (Note 5),
   1.64%, 01/02/02................................    4,918     4,918,000
                                                              -----------
TOTAL SHORT-TERM INVESTMENTS (cost $5,292,954)...............   5,292,954
                                                              -----------
TOTAL INVESTMENTS -- 105.9% (cost $47,774,564; Note 7).......  50,263,786
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(d)................     (16,975)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (5.9)%..............  (2,797,189)
                                                              -----------
NET ASSETS -- 100.0%......................................... $47,449,622
                                                              ===========

The following abbreviations are used in portfolio descriptions:

ADR American Depository
LLC Limited Liability Company (British Corporation)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonima (Spanish Corporation) or Societe
    Anonyme (French Corporation)

(a)Non-income producing security.

(b)Rate quoted represents yield-to-maturity as of purchase date.

(c)Security, or portion thereof, segregated as collateral for futures contracts.

(d)Open futures contracts as of December 31, 2001 are as follows:

                             Value at   Value at
Number of         Expiration  Trade   December 31,  Appreciation
Contracts  Type      Date      Date       2001     (Depreciation)
--------- ------- ---------- -------- ------------ --------------
Long Positions:
    3     S&P       Mar 02   $862,918   $861,900      $(1,018)
          500
          Index
    4     Russell   Mar 02    950,599    978,600       28,001
          2000
          Index
                                                      -------
                                                      $26,983
                                                      =======

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B76

                SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

December 31, 2001


            LONG-TERM INVESTMENTS -- 94.7%                 Value
                                                  Shares  (Note 2)
            COMMON STOCKS                         ------ ----------
            Airlines -- 1.0%
              UAL Corp...........................  7,200 $   97,200
                                                         ----------
            Computer Software & Services -- 4.5%
              Electronic Data Systems Corp.......  1,700    116,535
              Microsoft Corp.(a).................  4,800    318,000
                                                         ----------
                                                            434,535
                                                         ----------
            Diversified Manufacturing Operations -- 4.7%
              General Electric Co................  5,200    208,416
              Tyco International Ltd.............  4,200    247,380
                                                         ----------
                                                            455,796
                                                         ----------
            Drugs & Medical Supplies -- 10.1%
              Cardinal Health, Inc...............  1,700    109,922
              Genentech, Inc.(a).................  4,800    260,400
              Johnson & Johnson..................  6,500    384,150
              MedImmune, Inc.(a).................  4,800    222,480
                                                         ----------
                                                            976,952
                                                         ----------
            Electronic Components -- 2.9%
              Intel Corp.........................  8,900    279,905
                                                         ----------
            Financial Services -- 15.2%
              Bank One Corp......................  7,300    285,065
              Citigroup, Inc.....................  8,700    439,176
              Federal Home Loan Mortgage Corp....  2,600    170,040
              Goldman Sachs Group, Inc...........    800     74,200
              Household International, Inc.......  3,700    214,378
              MBNA Corp..........................  8,100    285,120
                                                         ----------
                                                          1,467,979
                                                         ----------
            Food & Beverage -- 2.2%
              PepsiCo, Inc.......................  4,300    209,367
                                                         ----------
            Health Care Services -- 4.4%
              UnitedHealth Group, Inc............  6,000    424,620
                                                         ----------
            Insurance -- 2.6%
              American International Group, Inc..  3,200    254,080
                                                         ----------
            Media -- 6.0%
              AOL Time Warner, Inc.(a)...........  4,500    144,450
              Viacom, Inc. (Class "B" Stock)(a)..  9,800    432,670
                                                         ----------
                                                            577,120
                                                         ----------
            Oil & Gas -- 2.6%
              BJ Services Co.(a).................  7,600    246,620
                                                         ----------
            Pharmaceuticals -- 6.9%
              Pfizer, Inc........................ 16,700    665,495
                                                         ----------
            Retail -- 16.0%
              Best Buy Co., Inc.(a)..............  2,400    178,752
              Home Depot, Inc....................  5,600    285,656
              Kohl's Corp.(a).................... 10,200    718,488
              Tiffany & Co.......................  6,800    213,996
              Walgreen Co........................  4,200    141,372
                                                         ----------
                                                          1,538,264
                                                         ----------

                                                                Value
      COMMON STOCKS                                  Shares    (Note 2)
      (Continued)                                   --------- ----------
      Technology -- 9.1%
        Dell Computer Corp.(a).....................   10,800  $  293,544
        International Business Machines Corp.......    2,500     302,400
        Texas Instruments, Inc.....................   10,000     280,000
                                                              ----------
                                                                 875,944
                                                              ----------
      Telecommunications -- 6.5%
        AT&T Wireless Services, Inc.(a)............   14,700     211,239
        Nokia Oyj, ADR (Finland)...................    7,400     181,522
        Vodafone Group PLC, ADR
         (United Kingdom)..........................    9,100     233,688
                                                              ----------
                                                                 626,449
                                                              ----------
      TOTAL LONG-TERM INVESTMENTS
        (cost $9,026,728)....................................  9,130,326
                                                              ----------

                                                    Principal
                                                     Amount
                                                      (000)
                                                    ---------
      SHORT-TERM INVESTMENTS -- 8.5%
      Repurchase Agreement -- 3.9%
        Joint Repurchase Agreement Account,
         1.64%, 01/02/02 (Note 5).................. $    380     380,000
                                                              ----------
                                                     Shares
                                                    ---------
      Mutual Funds -- 4.6%
        Prudential Core Investment Fund -- Taxable
         Money Market Series (Note 4)..............  438,497     438,497
                                                              ----------
      TOTAL SHORT-TERM INVESTMENTS
        (cost $818,497)......................................    818,497
                                                              ----------
      TOTAL INVESTMENTS -- 103.2%
        (cost $9,845,225; Note 7)............................  9,948,823
      LIABILITIES IN EXCESS OF OTHER
       ASSETS -- (3.2)%......................................   (308,910)
                                                              ----------
      NET ASSETS -- 100.0%................................... $9,639,913
                                                              ==========

The following abbreviations are used in portfolio descriptions:

                ADR American Depository Receipt
                Oyj Julkinen Osakeyhtio (Finnish Company)
                PLC Public Limited Company (British Corporation)

(a)Non-Income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B77

                             STOCK INDEX PORTFOLIO

December 31, 2001



           LONG-TERM INVESTMENTS -- 97.7%                  Value
                                               Shares     (Note 2)
           COMMON STOCKS                       ------- --------------
           Advertising -- 0.2%
             Omnicom Group, Inc.(b)...........  59,600 $    5,325,260
             TMP Worldwide, Inc.(a)(b)........  28,000      1,201,200
                                                       --------------
                                                            6,526,460
                                                       --------------
           Aerospace -- 1.2%
             Boeing Co........................ 273,336     10,599,970
             General Dynamics Corp............  63,800      5,081,032
             Lockheed Martin Corp............. 137,498      6,417,032
             Northrop Grumman Corp.(b)........  29,200      2,943,652
             Raytheon Co...................... 115,618      3,754,116
             Rockwell Collins, Inc............  59,300      1,156,350
             Rockwell International Corp......  59,300      1,059,098
             United Technologies Corp.(b)..... 150,000      9,694,500
                                                       --------------
                                                           40,705,750
                                                       --------------
           Airlines -- 0.2%
             AMR Corp.(a).....................  48,200      1,068,594
             Delta Airlines, Inc..............  39,000      1,141,140
             Southwest Airlines Co............ 243,337      4,496,868
             US Airways Group, Inc.(a)(b).....  25,100        159,134
                                                       --------------
                                                            6,865,736
                                                       --------------
           Apparel -- 0.2%
             Jones Apparel Group, Inc.(a).....  28,000        928,760
             Nike, Inc. (Class "B" Shares)(b).  86,600      4,870,384
             Reebok International, Ltd.(a)....  19,000        503,500
                                                       --------------
                                                            6,302,644
                                                       --------------
           Autos - Cars & Trucks -- 1.0%
             Cummins Engine Co., Inc.(b)......  14,400        554,976
             Dana Corp........................  48,794        677,261
             Delphi Automotive Systems Corp... 179,044      2,445,741
             Ford Motor Co.................... 580,345      9,123,023
             General Motors Corp.(b).......... 174,800      8,495,280
             Genuine Parts Co.................  55,925      2,052,448
             Harley-Davidson, Inc.(b).........  94,700      5,143,157
             Johnson Controls, Inc............  27,900      2,252,925
             Navistar International Corp.(b)..  18,900        746,550
             PACCAR, Inc......................  22,860      1,500,073
             TRW, Inc.(b).....................  38,900      1,440,856
             Visteon Corp.....................  42,964        646,179
                                                       --------------
                                                           35,078,469
                                                       --------------
           Banks and Savings & Loans -- 5.1%
             AmSouth Bancorporation(b)........ 113,500      2,145,150
             Bank of New York Co., Inc........ 235,900      9,624,720
             Bank One Corp.................... 368,145     14,376,062
             BankAmerica Corp................. 502,544     31,635,145
             Capital One Financial Corp.......  66,500      3,587,675
             Charter One Financial, Inc.......  62,070      1,685,201
             Comerica, Inc....................  54,250      3,108,525
             Fifth Third Bancorp(b)........... 180,649     11,124,366
             Golden West Financial Corp.......  50,100      2,948,385
             Huntington Bancshares, Inc.......  85,775      1,474,472
             KeyCorp.......................... 140,400      3,417,336
             Mellon Financial Corp............ 150,000      5,643,000
             National City Corp............... 194,000      5,672,560
             Northern Trust Corp..............  69,700      4,197,334
             PNC Bank Corp....................  93,000      5,226,600

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Banks and Savings & Loans (cont'd.)
           Providian Financial Corp...........    96,200 $      341,510
           SouthTrust Corp....................   109,800      2,708,766
           State Street Corp..................   102,000      5,329,500
           Suntrust Banks, Inc................    93,500      5,862,450
           U.S. Bancorp(b)....................   609,881     12,764,809
           Union Planters Corp................    40,800      1,841,304
           Wachovia Corp......................   446,878     14,014,094
           Wells Fargo & Co...................   546,460     23,743,687
           Zions Bancorporation...............    24,000      1,261,920
                                                         --------------
                                                            173,734,571
                                                         --------------
         Chemicals -- 1.1%
           Air Products & Chemicals, Inc......    73,800      3,461,958
           Dow Chemical Co....................   287,761      9,720,567
           Du Pont (E.I.) de Nemours & Co.....   332,191     14,121,439
           Eastman Chemical Co................    22,400        874,048
           Engelhard Corp.....................    40,875      1,131,420
           FMC Corp...........................     8,800        523,600
           Great Lakes Chemical Corp..........    13,500        327,780
           Hercules, Inc......................    37,400        374,000
           Praxair, Inc.......................    48,600      2,685,150
           Rohm & Haas Co.(b).................    72,600      2,514,138
           Sigma-Aldrich Corp.................    21,200        835,492
                                                         --------------
                                                             36,569,592
                                                         --------------
         Commercial Services -- 0.5%
           Cendant Corp.(a)(b)................   285,618      5,600,969
           Cintas Corp........................    50,300      2,414,400
           Concord EFS, Inc.(a)(b)............   148,000      4,851,440
           Convergys Corp.(a)(b)..............    51,900      1,945,731
           Deluxe Corp........................    23,800        989,604
           Fiserv, Inc.(a)....................    53,100      2,247,192
           Quintiles Transnational Corp.(a)...    36,000        578,880
                                                         --------------
                                                             18,628,216
                                                         --------------
         Computers -- 3.7%
           Apple Computer, Inc.(a)............   110,900      2,428,710
           Citrix Systems, Inc.(a)(b).........    60,800      1,377,728
           Compaq Computer Corp...............   545,469      5,323,778
           Comverse Technology, Inc.(a).......    52,000      1,163,240
           Dell Computer Corp.(a)(b)..........   821,600     22,331,088
           Hewlett-Packard Co.(b).............   616,300     12,658,802
           International Business Machines
            Corp..............................   548,600     66,358,656
           Sun Microsystems, Inc.(a).......... 1,038,100     12,768,630
                                                         --------------
                                                            124,410,632
                                                         --------------
         Computer Services -- 7.9%
           Adobe Systems, Inc.................    75,900      2,356,695
           Autodesk, Inc......................    19,800        737,946
           Automatic Data Processing, Inc.....   199,500     11,750,550
           Avaya, Inc.(a)(b)..................    89,908      1,092,382
           BMC Software, Inc.(a)..............    82,600      1,352,162
           Cisco Systems, Inc.(a)(b).......... 2,317,100     41,962,681
           Computer Associates International,
            Inc...............................   187,043      6,451,113
           Computer Sciences Corp.(a)(b)......    53,900      2,640,022
           Compuware Corp.(a).................   118,600      1,398,294
           EMC Corp...........................   704,074      9,462,755

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B78

December 31, 2001


                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Computer Services (cont'd.)
          First Data Corp......................   126,800 $    9,947,460
          Gateway, Inc.(a).....................   106,800        858,672
          Intuit, Inc.(a)......................    59,300      2,535,668
          Lexmark International, Inc.(a)(b)....    37,814      2,231,026
          Mercury Interactive Corp.(a).........    25,000        849,500
          Micron Technology, Inc.(a)(b)........   188,600      5,846,600
          Microsoft Corp.(a)(b)................ 1,705,600    113,030,112
          NCR Corp.(a).........................    31,300      1,153,718
          Network Appliance, Inc.(a)(b)........   104,400      2,283,228
          Novell, Inc.(a)......................   126,100        578,799
          NVIDIA Corp.(a)......................    40,000      2,676,000
          Oracle Corp.(a)...................... 1,779,120     24,569,647
          Palm, Inc.(a)........................   192,857        748,285
          Parametric Technology Corp.(a).......    97,000        757,570
          Peoplesoft, Inc.(a)..................    96,000      3,859,200
          Sapient Corp.(a).....................    37,400        288,728
          Siebel Systems, Inc.(a)..............   146,200      4,090,676
          Symbol Technologies, Inc.............    73,400      1,165,592
          Unisys Corp.(a)......................   102,000      1,279,080
          VERITAS Software Corp.(a)............   131,259      5,884,341
          Yahoo!, Inc.(a)(b)...................   186,400      3,306,736
                                                          --------------
                                                             267,145,238
                                                          --------------
        Construction -- 0.1%
          Centex Corp.(b)......................    19,600      1,118,964
          Fluor Corp...........................    23,500        878,900
          KB HOME(b)...........................    16,166        648,257
          Pulte Corp...........................    14,500        647,715
          Vulcan Materials Co..................    32,000      1,534,080
                                                          --------------
                                                               4,827,916
                                                          --------------
        Consumer Products
          Tupperware Corp......................    22,300        429,275
                                                          --------------
        Containers -- 0.1%
          Ball Corp............................     8,900        629,230
          Bemis Co., Inc.(b)...................    18,100        890,158
          Pactiv Corp.(a)......................    49,900        885,725
                                                          --------------
                                                               2,405,113
                                                          --------------
        Cosmetics & Soaps -- 1.8%
          Alberto-Culver Co. (Class "B" Stock).    19,100        854,534
          Avon Products, Inc.(b)...............    75,900      3,529,350
          Clorox Co............................    75,500      2,986,025
          Colgate-Palmolive Co.(b).............   178,500     10,308,375
          Gillette Co..........................   335,200     11,195,680
          International Flavors & Fragrances,
           Inc.................................    32,400        962,604
          Procter & Gamble Co..................   409,204     32,380,313
                                                          --------------
                                                              62,216,881
                                                          --------------
        Diversified Consumer Products -- 1.0%
          Eastman Kodak Co.....................    91,300      2,686,959
          Philip Morris Cos., Inc..............   695,600     31,893,260
                                                          --------------
                                                              34,580,219
                                                          --------------
        Diversified Manufacturing Operations -- 3.7%
          General Electric Co.................. 3,148,800    126,203,904
                                                          --------------

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Diversified Office Equipment -- 0.2%
           Avery Dennison Corp................    35,000 $    1,978,550
           Pitney Bowes, Inc..................    75,700      2,847,077
           Xerox Corp.(b).....................   225,792      2,352,753
                                                         --------------
                                                              7,178,380
                                                         --------------
         Diversified Operations -- 0.1%
           Corning, Inc.(b)...................   307,000      2,738,440
                                                         --------------
         Drugs & Medical Supplies -- 12.0%
           Abbott Laboratories................   490,600     27,350,950
           Allergan, Inc......................    41,000      3,077,050
           American Home Products Corp........   415,100     25,470,536
           AmerisourceBergen Corp.(b).........    27,000      1,715,850
           Bard, (C.R.), Inc..................    17,000      1,096,500
           Bausch & Lomb, Inc.................    20,100        756,966
           Baxter International, Inc..........   186,300      9,991,269
           Becton Dickinson & Co..............    79,900      2,648,685
           Biogen, Inc.(a)....................    48,700      2,792,945
           Biomet, Inc........................    86,925      2,685,983
           Boston Scientific Corp.(a).........   132,300      3,191,076
           Bristol-Myers Squibb Co............   618,560     31,546,560
           Cardinal Health, Inc...............   142,875      9,238,298
           Genzyme Corp.(a)(b)................    60,000      3,591,600
           Guidant Corp.(a)...................    95,600      4,760,880
           Immunex Corp.(a)...................   158,000      4,378,180
           Johnson & Johnson..................   964,271     56,988,416
           King Pharmaceuticals, Inc.(a)......    72,533      3,055,815
           Lilly (Eli) & Co.(b)...............   356,200     27,975,948
           Medtronic, Inc.(b).................   383,600     19,644,156
           Merck & Co., Inc...................   726,200     42,700,560
           Pfizer, Inc........................ 2,000,850     79,733,873
           Pharmacia Corp.....................   410,556     17,510,213
           Schering-Plough Corp...............   465,700     16,676,717
           St. Jude Medical, Inc.(a)..........    28,300      2,197,495
           Stryker Corp.......................    61,800      3,607,266
           Watson Pharmaceuticals, Inc.(a)....    35,000      1,098,650
           Zimmer Holdings, Inc.(a)...........    63,986      1,954,132
                                                         --------------
                                                            407,436,569
                                                         --------------
         Electrical Services -- 0.2%
           American Power Conversion(a).......    57,700        834,342
           Power-One, Inc.(a).................    20,000        208,200
           TXU Corp.(b).......................    81,206      3,828,863
           Xcel Energy, Inc.(b)...............   108,495      3,009,651
                                                         --------------
                                                              7,881,056
                                                         --------------
         Electronics -- 5.1%
           Advanced Micro Devices,
            Inc.(a)(b)........................   108,200      1,716,052
           Altera Corp.(a)....................   127,200      2,699,184
           Analog Devices, Inc.(a)............   112,300      4,984,997
           Applied Materials, Inc.(a).........   259,600     10,409,960
           Applied Micro Circuits Corp.(a)(b).    97,000      1,098,040
           Broadcom Corp.(a)(b)...............    77,200      3,163,656
           Conexant Systems, Inc.(a)..........    72,000      1,033,920
           Electronic Data Systems Corp.(b)...   149,000     10,213,950

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B79

December 31, 2001


                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                            --------- --------------
        Electronics (cont'd.)
          Emerson Electric Co.(b).............   138,300 $    7,896,930
          Intel Corp.......................... 2,135,900     67,174,055
          Jabil Circuit, Inc.(a)(b)...........    54,000      1,226,880
          JDS Uniphase Corp.(a)(b)............   430,100      3,754,773
          KLA-Tencor Corp.(a)(b)..............    61,600      3,052,896
          Linear Technology Corp..............   101,700      3,970,368
          LSI Logic Corp.(a)..................   110,800      1,748,424
          Maxim Integrated Products, Inc.(a)..   101,600      5,335,016
          Molex, Inc..........................    64,200      1,986,990
          National Semiconductor Corp.(a).....    56,800      1,748,872
          Novellus Systems, Inc.(a)(b)........    41,100      1,621,395
          Perkin Elmer, Inc.(b)...............    36,000      1,260,720
          Pinnacle West Capital Corp..........    29,000      1,213,650
          PMC-Sierra, Inc.(a).................    38,000        807,880
          PPL Corp............................    50,000      1,742,500
          QLogic Corp.(a).....................    25,000      1,112,750
          RadioShack Corp.(b).................    58,360      1,756,636
          Sanmina Corp.(a)(b).................   145,600      2,897,440
          Solectron Corp.(a)(b)...............   228,000      2,571,840
          Tektronix, Inc.(a)..................    35,000        902,300
          Teradyne, Inc.(a)(b)................    57,000      1,717,980
          Texas Instruments, Inc..............   550,000     15,400,000
          Thomas & Betts Corp.................    23,800        503,370
          Vitesse Semiconductor Corp.(a)......    54,000        671,220
          Xilinx, Inc.(a).....................   109,000      4,256,450
                                                         --------------
                                                            171,651,094
                                                         --------------
        Financial Services -- 8.1%
          Ambac Financial Group, Inc..........    30,000      1,735,800
          American Express Co.................   418,000     14,918,420
          Bear, Stearns Cos., Inc.............    30,810      1,806,698
          Citigroup, Inc...................... 1,620,676     81,811,725
          Countrywide Credit Industries, Inc..    40,800      1,671,576
          Equifax, Inc.(b)....................    48,300      1,166,445
          Federal Home Loan Mortgage Corp.....   220,600     14,427,240
          Federal National
           Mortgage Association...............   316,700     25,177,650
          FleetBoston Financial Corp..........   344,366     12,569,359
          Franklin Resources, Inc.............    81,400      2,870,978
          H&R Block, Inc......................    61,400      2,744,580
          Household International, Inc.(b)....   148,658      8,613,245
          J.P. Morgan Chase & Co..............   628,166     22,833,834
          Lehman Brothers Holdings, Inc.(b)...    76,300      5,096,840
          MBNA Corp...........................   269,968      9,502,874
          Merrill Lynch & Co., Inc............   266,900     13,910,828
          Moody's Corp........................    51,860      2,067,140
          Morgan Stanley Dean Witter & Co.....   351,110     19,641,093
          Paychex, Inc........................   117,550      4,118,952
          Regions Financial Corp..............    75,300      2,262,012
          Schwab (Charles) Corp...............   446,900      6,913,543
          Stilwell Financial, Inc.............    72,800      1,981,616
          Synovus Financial Corp..............    97,500      2,442,375
          T. Rowe Price Group, Inc.(b)........    36,000      1,250,280
          USA Education, Inc..................    52,500      4,411,050
          Washington Mutual, Inc.(b)..........   282,622      9,241,739
                                                         --------------
                                                            275,187,892
                                                         --------------

                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                             ------- --------------
         Food & Beverage -- 4.0%
           Adolph Coors Co......................  12,800 $      683,520
           Anheuser-Busch Cos., Inc.(b)......... 282,500     12,771,825
           Archer-Daniels-Midland Co............ 218,038      3,128,845
           Brown-Forman Corp. (Class "B" Stock).  21,800      1,364,680
           Campbell Soup Co..................... 127,400      3,805,438
           Coca-Cola Co.(b)..................... 790,000     37,248,500
           Coca-Cola Enterprises, Inc.(b)....... 143,000      2,708,420
           ConAgra, Inc.(b)..................... 168,600      4,007,622
           General Mills, Inc.(b)............... 107,200      5,575,472
           Heinz (H.J.) & Co.................... 109,250      4,492,360
           Hershey Foods Corp...................  41,600      2,816,320
           Kellogg Co........................... 131,800      3,967,180
           PepsiCo, Inc......................... 558,140     27,175,837
           Sara Lee Corp........................ 248,700      5,528,601
           Sysco Corp........................... 215,600      5,653,032
           The Pepsi Bottling Group, Inc.(b)....  78,000      1,833,000
           Unilever NV, ADR (Netherlands)....... 183,232     10,555,996
           Wrigley (William) Jr. Co.............  74,100      3,806,517
                                                         --------------
                                                            137,123,165
                                                         --------------
         Forest Products -- 0.5%
           Boise Cascade Corp...................  19,886        676,323
           Georgia-Pacific Corp.(b).............  73,139      2,019,368
           International Paper Co.(b)........... 152,067      6,135,903
           Louisiana-Pacific Corp...............  38,900        328,316
           Mead Corp............................  31,400        969,946
           Temple-Inland, Inc...................  16,000        907,680
           Westvaco Corp........................  33,700        958,765
           Weyerhaeuser Co......................  65,000      3,515,200
           Willamette Industries, Inc...........  35,900      1,871,108
                                                         --------------
                                                             17,382,609
                                                         --------------
         Gas Pipelines -- 0.2%
           Cinergy Corp.(b).....................  52,839      1,766,408
           Peoples Energy Corp..................  11,400        432,402
           Sempra Energy........................  66,054      1,621,626
           Williams Cos., Inc................... 157,100      4,009,192
                                                         --------------
                                                              7,829,628
                                                         --------------
         Hospitals/Healthcare Management -- 2.1%
           Aetna, Inc...........................  49,312      1,626,803
           Agilent Technologies, Inc.(a)........ 143,613      4,094,407
           Amgen, Inc.(a)....................... 333,300     18,811,452
           Applera Corp.-Applied Biosystems
            Group...............................  70,100      2,752,827
           Chiron Corp.(a)......................  62,000      2,718,080
           Columbia/HCA Healthcare Corp......... 170,998      6,590,263
           Forest Laboratories, Inc.(a)(b)......  55,000      4,507,250
           Health Management Associates, Inc.
            (Class "A" Stock)(a)................  60,000      1,104,000
           HEALTHSOUTH Corp.(a)................. 133,500      1,978,470
           Humana, Inc.(a)......................  58,100        684,999
           IMS Health, Inc......................  98,820      1,927,978
           Manor Care, Inc.(a)..................  32,050        759,905
           Mckesson HBOC, Inc...................  93,507      3,497,162
           MedImmune, Inc.(a)(b)................  70,100      3,249,135

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B80

December 31, 2001


                                                              Value
       COMMON STOCKS                              Shares     (Note 2)
       (Continued)                                ------- --------------
       Hospitals/Healthcare Management (cont'd.)
         Tenet Healthcare Corp.(a)............... 103,500 $    6,077,520
         UnitedHealth Group, Inc.................  99,500      7,041,615
         Wellpoint Health Networks, Inc.(a)(b)...  19,600      2,290,260
                                                          --------------
                                                              69,712,126
                                                          --------------
       Household Products & Personal Care -- 0.3%
         Kimberly-Clark Corp..................... 169,488     10,135,382
         Leggett & Platt, Inc....................  64,000      1,472,000
                                                          --------------
                                                              11,607,382
                                                          --------------
       Housing Related -- 0.3%
         Masco Corp.(b).......................... 150,000      3,675,000
         Maytag Corp.............................  26,400        819,192
         Newell Rubbermaid, Inc.(b)..............  84,949      2,342,044
         Stanley Works...........................  25,800      1,201,506
         Whirlpool Corp.(b)......................  19,300      1,415,269
                                                          --------------
                                                               9,453,011
                                                          --------------
       Human Resources
         Robert Half International, Inc.(a)(b)...  52,300      1,396,410
                                                          --------------
       Insurance -- 4.3%
         AFLAC, Inc.............................. 168,400      4,135,904
         Allstate Corp........................... 226,488      7,632,646
         American International Group, Inc....... 829,987     65,900,968
         Aon Corp.(b)............................  87,125      3,094,680
         Chubb Corp..............................  55,100      3,801,900
         CIGNA Corp..............................  48,400      4,484,260
         Cincinnati Financial Corp...............  48,700      1,857,905
         Conseco, Inc.(a)(b)..................... 110,259        491,755
         Hartford Financial Services Group, Inc..  77,200      4,850,476
         Jefferson-Pilot Corp.(b)................  47,818      2,212,539
         John Hancock Financial Services, Inc....  92,000      3,799,600
         Lincoln National Corp...................  58,600      2,846,202
         Lowes Corp..............................  64,600      3,577,548
         Marsh & McLennan Cos., Inc..............  87,900      9,444,855
         MBIA, Inc...............................  46,950      2,517,928
         MetLife, Inc.(b)........................ 236,500      7,492,320
         MGIC Investment Corp....................  35,800      2,209,576
         Progressive Corp........................  22,600      3,374,180
         SAFECO Corp.............................  41,000      1,277,150
         St. Paul Cos., Inc......................  68,110      2,994,797
         Torchmark Corp..........................  41,800      1,643,994
         UnumProvident Corp......................  79,456      2,106,378
         XL Capital, Ltd. (Class "A" Stock)        39,000      3,563,040
                                                          --------------
                                                             145,310,601
                                                          --------------
       Leisure -- 0.8%
         Brunswick Corp..........................  33,400        726,784
         Carnival Corp. (Class "A" Stock)........ 184,400      5,177,952
         Disney (Walt) Co........................ 658,001     13,633,781
         Harrah's Entertainment, Inc.(a).........  38,750      1,434,137
         Hilton Hotels Corp...................... 104,800      1,144,416
         Marriott International, Inc.
          (Class "A" Stock)......................  74,000      3,008,100
         Sabre Group Holdings, Inc.
          (Class "A" Stock)(a)...................  42,419      1,796,445
         Starwood Hotels & Resorts Worldwide,
          Inc....................................  62,600      1,868,610
                                                          --------------
                                                              28,790,225
                                                          --------------

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Machinery -- 0.6%
           Caterpillar, Inc.(b)...............   107,800 $    5,632,550
           Cooper Industries, Inc.............    30,000      1,047,600
           Deere & Co.(b).....................    72,100      3,147,886
           Dover Corp.(b).....................    65,200      2,416,964
           Eaton Corp.........................    19,100      1,421,231
           Ingersoll-Rand Co..................    51,850      2,167,848
           Parker Hannifin Corp.(b)...........    36,425      1,672,272
           Snap-on, Inc.......................    22,800        767,448
           Thermo Electron Corp...............    57,000      1,360,020
                                                         --------------
                                                             19,633,819
                                                         --------------
         Media -- 3.4%
           AOL Time Warner, Inc.(a)........... 1,404,420     45,081,882
           Clear Channel
            Communications, Inc.(a)...........   184,500      9,392,895
           Comcast Corp.
            (Special Class "A")(a)(b).........   303,800     10,936,800
           Dow Jones & Co., Inc.(b)...........    28,800      1,576,224
           Gannett Co., Inc.(b)...............    83,700      5,627,151
           Interpublic Group of Cos., Inc.(b).   109,100      3,222,814
           Knight-Ridder, Inc.................    22,700      1,473,911
           McGraw Hill, Inc...................    61,300      3,738,074
           Meredith Corp......................    17,800        634,570
           New York Times Co. (The)
            (Class "A" Stock)(b)..............    50,500      2,184,125
           R.R. Donnelley & Sons, Co..........    40,200      1,193,538
           Tribune Co.(b).....................    95,200      3,563,336
           Univision Communications, Inc.
            (Class "A" Stock)(a)(b)...........    61,000      2,468,060
           Viacom, Inc. (Class "B" Stock)(a)..   566,036     24,990,489
                                                         --------------
                                                            116,083,869
                                                         --------------
         Metals - Ferrous -- 0.1%
           Allegheny Technologies, Inc........    28,940        484,745
           Nucor Corp.........................    25,400      1,345,184
           USX-U.S. Steel Group, Inc.(b)......    31,540        571,189
           Worthington Industries, Inc........    24,000        340,800
                                                         --------------
                                                              2,741,918
                                                         --------------
         Metals - Non Ferrous -- 0.4%
           Alcan Aluminum, Ltd................    99,750      3,584,017
           Alcoa, Inc.........................   274,776      9,768,287
           INCO, Ltd.(a)......................    62,200      1,053,668
                                                         --------------
                                                             14,405,972
                                                         --------------
         Mineral Resources -- 0.1%
           Burlington Resources, Inc..........    68,917      2,587,144
           Phelps Dodge Corp..................    25,528        827,107
                                                         --------------
                                                              3,414,251
                                                         --------------
         Miscellaneous - Basic Industry -- 2.3%
           AES Corp.(a)(b)....................   171,700      2,807,295
           BB&T Corp.(b)......................   135,100      4,878,461
           Crane Co...........................    21,625        554,465
           Danaher Corp.(b)...................    43,800      2,641,578
           Ecolab, Inc........................    42,000      1,690,500
           Fortune Brands, Inc................    50,700      2,007,213
           Honeywell, Inc.....................   255,950      8,656,229
           Illinois Tool Works, Inc...........    94,800      6,419,856
           International Game Technology(a)...    20,000      1,366,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B81

December 31, 2001


                                                            Value
          COMMON STOCKS                        Shares      (Note 2)
          (Continued)                         --------- --------------
          Miscellaneous - Basic Industry (cont'd.)
            ITT Industries, Inc..............    28,500 $    1,439,250
            Millipore Corp...................    16,200        983,340
            Pall Corp.(b)....................    44,000      1,058,640
            PPG Industries, Inc.(b)..........    54,800      2,834,256
            Sealed Air Corp.(a)..............    27,810      1,135,204
            Textron, Inc.....................    46,700      1,936,182
            Tyco International, Ltd.(b)......   624,743     36,797,363
            W.W. Grainger, Inc...............    27,500      1,320,000
                                                        --------------
                                                            78,525,832
                                                        --------------
          Miscellaneous - Consumer Growth/Stable -- 0.5%
            AmericanGreetingsCorp.
             (Class "A" Stock)...............    24,800        341,744
            Black & Decker Corp..............    25,800        973,434
            Minnesota Mining & Manufacturing
             Co. (3M)........................   125,600     14,847,176
                                                        --------------
                                                            16,162,354
                                                        --------------
          Oil & Gas -- 5.4%
            Amerada Hess Corp................    28,100      1,756,250
            Anadarko Petroleum Corp..........    80,563      4,580,006
            Ashland Oil, Inc.................    23,100      1,064,448
            ChevronTexaco Corp.(b)...........   337,561     30,248,841
            El Paso Corp.....................   162,511      7,249,616
            EOG Resources, Inc.(b)...........    35,000      1,368,850
            Exxon Mobil Corp................. 2,175,870     85,511,691
            Kerr-McGee Corp..................    31,926      1,749,545
            Nabors Industries, Inc.(a)(b)....    47,900      1,644,407
            NICOR, Inc.......................    16,200        674,568
            Phillips Petroleum Co............   120,100      7,237,226
            Royal Dutch Petroleum Co. ADR
             (Netherlands)...................   680,900     33,377,718
            Sunoco, Inc.(b)..................    29,200      1,090,328
            Unocal Corp......................    73,300      2,643,931
            USX-Marathon Corp................    95,100      2,853,000
                                                        --------------
                                                           183,050,425
                                                        --------------
          Oil & Gas Exploration & Production -- 0.3%
            Conoco, Inc......................   199,957      5,658,783
            Devon Energy Corp.(b)............    40,000      1,546,000
            Occidental Petroleum Corp........   116,700      3,096,051
                                                        --------------
                                                            10,300,834
                                                        --------------
          Oil & Gas Services -- 0.8%
            Apache Corp.(b)..................    46,310      2,309,943
            Baker Hughes, Inc.(b)............   107,730      3,928,913
            Halliburton Co...................   140,600      1,841,860
            Kinder Morgan, Inc...............    34,800      1,938,012
            McDermott International, Inc.(a).    20,700        253,989
            Noble Drilling Corp.(a)(b).......    40,600      1,382,024
            PG&E Corp........................   117,500      2,260,700
            Rowan Cos., Inc.(a)..............    28,700        555,919
            Schlumberger, Ltd................   182,000     10,000,900
            Transocean Sedco Forex, Inc.(b)..    99,433      3,362,824
                                                        --------------
                                                            27,835,084
                                                        --------------

                                                            Value
         COMMON STOCKS                          Shares     (Note 2)
         (Continued)                            ------- --------------
         Precious Metals -- 0.2%
           Barrick Gold Corp.(b)............... 172,961 $    2,758,728
           Freeport-McMoRan Copper & Gold,
            Inc. (Class "B" Stock)(a)(b).......  51,200        685,568
           Newmont Mining Corp.(b).............  61,503      1,175,322
           Placer Dome, Inc.................... 104,000      1,134,640
                                                        --------------
                                                             5,754,258
                                                        --------------
         Railroads -- 0.4%
           Burlington Northern Sante Fe Corp... 121,426      3,464,284
           CSX Corp.(b)........................  68,512      2,401,345
           Norfolk Southern Corp............... 128,300      2,351,739
           Union Pacific Corp..................  78,100      4,451,700
                                                        --------------
                                                            12,669,068
                                                        --------------
         Real Estate Investment Trust -- 0.2%
           Equity Office Properties Trust...... 117,000      3,519,360
           Equity Residential Properties Trust.  71,000      2,038,410
                                                        --------------
                                                             5,557,770
                                                        --------------
         Restaurants -- 0.5%
           Darden Restaurants, Inc.............  33,500      1,185,900
           McDonald's Corp..................... 411,100     10,881,817
           Tricon Global Restaurants, Inc.(a)..  48,050      2,364,060
           Wendy's International, Inc.(b)......  37,800      1,102,626
                                                        --------------
                                                            15,534,403
                                                        --------------
         Retail -- 7.1%
           Albertson's, Inc.(b)................ 129,944      4,091,937
           AutoZone, Inc.(a)(b)................  34,000      2,441,200
           Bed Bath & Beyond, Inc.(a)..........  88,600      3,003,540
           Best Buy Co., Inc.(a)...............  65,000      4,841,200
           Big Lots, Inc.(a)...................  40,200        418,080
           Circuit City Stores, Inc............  70,200      1,821,690
           Costco Wholesale Corp.(a)(b)........ 141,332      6,272,314
           CVS Corp............................ 123,500      3,655,600
           Dillard's, Inc. (Class "A" Stock)...  32,750        524,000
           Dollar General Corp................. 109,803      1,636,065
           Family Dollar Stores, Inc...........  45,000      1,349,100
           Federated Department Stores,
            Inc.(a)(b).........................  65,100      2,662,590
           Home Depot, Inc..................... 742,319     37,865,692
           J.C. Penney Co., Inc.(b)............  86,500      2,326,850
           Kmart Corp.(a)(b)(e)................ 169,400        924,924
           Kohl's Corp.(a)(b).................. 105,000      7,396,200
           Kroger Co.(a)....................... 258,100      5,386,547
           Liz Claiborne, Inc.(b)..............  15,900        791,025
           Lowe's Companies, Inc.(b)........... 241,900     11,226,579
           May Department Stores Co............  96,800      3,579,664
           Nordstrom, Inc.(b)..................  46,300        936,649
           Office Depot, Inc.(a)...............  96,000      1,779,840
           Safeway, Inc.(a)(b)................. 161,700      6,750,975
           Sears, Roebuck & Co.(b)............. 104,100      4,959,324
           Sherwin-Williams Co.(b).............  53,800      1,479,500
           Staples, Inc.(a)(b)................. 146,200      2,733,940
           Starbucks Corp.(a)(b)............... 112,400      2,141,220
           Supervalu, Inc......................  46,800      1,035,216

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B82

December 31, 2001


                                                            Value
       COMMON STOCKS                           Shares      (Note 2)
       (Continued)                            --------- --------------
       Retail (cont'd.)
         Target Corp.........................   283,368 $   11,632,256
         The Gap, Inc........................   273,787      3,816,591
         The Limited, Inc....................   136,496      2,009,221
         Tiffany & Co.(b)....................    43,300      1,362,651
         TJX Cos., Inc.(b)...................    87,900      3,503,694
         Toys 'R' Us, Inc.(a)(b).............    61,250      1,270,325
         Wal-Mart Stores, Inc................ 1,416,600     81,525,330
         Walgreen Co.........................   323,900     10,902,474
         Winn-Dixie Stores, Inc.(b)..........    48,900        696,825
                                                        --------------
                                                           240,750,828
                                                        --------------
       Rubber -- 0.1%
         B.F. Goodrich Co....................    31,800        846,516
         Cooper Tire & Rubber Co.............    28,800        459,648
         Goodyear Tire & Rubber Co...........    49,200      1,171,452
                                                        --------------
                                                             2,477,616
                                                        --------------
       Telecommunications -- 6.6%
         ADC Telecommunications, Inc.(a).....   262,400      1,207,040
         Alltel Corp.........................   100,600      6,210,038
         Andrew Corp.(a).....................    29,112        637,262
         AT&T Corp........................... 1,094,667     19,857,259
         AT&T Wireless Services, Inc.(a).....   803,643     11,548,350
         BellSouth Corp......................   595,100     22,703,065
         CenturyTel, Inc.....................    43,100      1,413,680
         CIENA Corp.(a)(b)...................    83,000      1,187,730
         Citizens Communications Co.(a)(b)...    68,000        724,880
         Lucent Technologies, Inc.(b)........ 1,100,105      6,919,660
         Motorola, Inc.......................   703,395     10,564,993
         Nextel Communications, Inc.
          (Class "A" Stock)(a)(b)............   252,600      2,768,496
         Nortel Networks Corp.(b)............ 1,026,280      7,697,100
         QUALCOMM, Inc.(a)...................   242,600     12,251,300
         Qwest Communications International,
          Inc................................   533,947      7,544,671
         SBC Communications, Inc............. 1,066,574     41,777,704
         Scientific-Atlanta, Inc.............    52,800      1,264,032
         Sprint Corp.(a).....................   285,200      5,726,816
         Sprint Corp. (PCS Group)(b).........   298,200      7,279,062
         Tellabs, Inc.(b)....................   138,000      2,074,140
         Verizon Communications..............   856,838     40,665,532
         WorldCom, Inc.......................   926,078     13,039,178
                                                        --------------
                                                           225,061,988
                                                        --------------
       Textiles
         VF Corp.............................    37,036      1,444,774
                                                        --------------
       Tobacco -- 0.1%
         UST, Inc.(b)........................    54,100      1,893,500
                                                        --------------
       Toy Manufacturer -- 0.1%
         Hasbro, Inc.(b).....................    61,150        992,465
         Mattel, Inc.........................   131,481      2,261,473
                                                        --------------
                                                             3,253,938
                                                        --------------
       Trucking & Shipping -- 0.2%
         Federal Express Corp.(a)............   100,840      5,231,579
         Ryder System, Inc...................    20,600        456,290
                                                        --------------
                                                             5,687,869
                                                        --------------

                                                             Value
        COMMON STOCKS                            Shares     (Note 2)
        (Continued)                              ------- --------------
        Utilities - Electric & Gas -- 0.4%
          Dynegy, Inc. (Class "A" Stock)........ 102,900 $    2,623,950
          Exelon Corp........................... 102,775      4,920,867
          KeySpan Corp..........................  43,400      1,503,810
          NiSource, Inc.........................  61,300      1,413,578
          Progress Energy, Inc..................  69,214      3,116,706
          Progress Energy, Inc. (CVO)...........  36,000              0
                                                         --------------
                                                             13,578,911
                                                         --------------
        Utilities - Electric -- 1.7%
          Allegheny Energy, Inc.................  34,400      1,245,968
          Ameren Corp.(b).......................  40,900      1,730,070
          American Electric Power Co., Inc.(b).. 102,640      4,467,919
          Calpine Corp.(a)(b)...................  95,000      1,595,050
          CMS Energy Corp.(b)...................  43,100      1,035,693
          Consolidated Edison, Inc.(b)..........  66,600      2,687,976
          Constellation Energy Group............  53,550      1,421,753
          Dominion Resources, Inc.(b)...........  80,442      4,834,564
          DTE Energy Co.........................  48,700      2,042,478
          Duke Energy Co.(b).................... 248,962      9,774,248
          Edison International.................. 113,800      1,718,380
          Entergy Corp..........................  68,000      2,659,480
          FirstEnergy Corp......................  97,236      3,401,315
          FPL Group, Inc........................  54,700      3,085,080
          Mirant Corp.(a)....................... 110,030      1,762,681
          Niagara Mohawk Holdings, Inc.(a)......  52,700        934,371
          Public Service Enterprise Group, Inc..  68,800      2,902,672
          Reliant Energy, Inc...................  99,210      2,631,049
          Southern Co.(b)....................... 218,000      5,526,300
          TECO Energy, Inc.(b)..................  30,000        787,200
                                                         --------------
                                                             56,244,247
                                                         --------------
        Waste Management -- 0.2%
          Allied Waste Industries, Inc.(a)......  68,000        956,080
          Waste Management, Inc................. 202,530      6,462,732
                                                         --------------
                                                              7,418,812
                                                         --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $ 2,368,680,076).........................  3,316,791,544
                                                         --------------

                                     Moody's   Principal
          SHORT-TERM                 Rating     Amount
          INVESTMENTS --           (Unaudited)   (000)
          16.4%                    ----------- ---------

          Commercial Paper -- 3.6%
            American Electric Power,
             3.00%, 01/22/02(c)...    Baa1      $30,330     30,276,922
            General Motors Acceptance
             Corp.,
             2.55%, 02/25/02(c)...     A3        32,979     32,850,519
            Phillips Petroleum Co.,
             2.55%, 01/28/02(c)...     A2        17,531     17,497,472
            Sears Roebuck
             Acceptance Corp.,
             2.75%, 02/07/02(c)...     A3         6,000      5,983,042
             2.55%, 02/08/02(c)...     A3        15,000     14,959,625

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B83

December 31, 2001


                                  Moody's    Principal
       SHORT-TERM                 Rating      Amount         Value
       INVESTMENTS              (Unaudited)    (000)        (Note 2)
       (Continued)              ----------- ------------ --------------
       Commercial Paper (cont'd.)
         Sprint Capital Corp.,
          2.69%, 02/08/02(c)...    Baa1     $     20,000 $   19,943,211
                                                         --------------
                                                            121,510,791
                                                         --------------
       U.S. Government Obligations -- 0.2%
         United States Treasury Bills,
          1.67%, 03/14/02(d)...                    4,700      4,684,302
                                                         --------------

                                              Shares
                                            ------------
       Mutual Fund -- 12.6%
         Prudential Core Investment Fund -
           Taxable Money Market Series
          (Note 4)(c)....................    428,513,064    428,513,064
                                                         --------------
       TOTAL SHORT-TERM INVESTMENTS
        (cost $554,708,157).............................    554,708,157
                                                         --------------
       TOTAL INVESTMENTS -- 114.1%
        (cost $2,923,388,233; Note 7)...................  3,871,499,701
       VARIATION MARGIN ON OPEN FUTURES
        CONTRACTS (f)...................................       (618,625)
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (14.1)%...............................   (476,791,781)
                                                         --------------
       NET ASSETS -- 100.0%............................. $3,394,089,295
                                                         ==============

The following abbreviations are used in portfolio descriptions:

                 ADR American Depository Receipt
                 CVO Contingent Value Obligation
                 NV  Naamloze Vennootschap (Dutch Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $453,214,641; cash collateral $473,923,763 was received with which the portfolio purchased securities.

(c)Represents all or a portion of security purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Subsequent to December 31, 2001, the issuer declared bankruptcy.

(f)Open futures contracts as of December 31, 2001 are as follows:

 Number of               Expiration  Value at       Value at
 Contracts     Type         Date    Trade Date  December 31, 2001 Appreciation
 ---------     ----      ---------- ----------  ----------------- ------------
 Long Positions:
 245                                                                $666,530
           S&P 500 Index   Mar 02   $69,721,970    $70,388,500      ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B84

                                VALUE PORTFOLIO

December 31, 2001


       LONG-TERM INVESTMENTS -- 95.8%                          Value
                                                   Shares     (Note 2)
       COMMON STOCKS                               ------- --------------
       Advertising -- 1.0%
         Lamar Advertising Co.(a)................. 287,100 $   12,155,814
         Omnicom Group, Inc.(b)...................  65,400      5,843,490
                                                           --------------
                                                               17,999,304
                                                           --------------
       Aerospace -- 1.1%
         Boeing Co................................ 130,052      5,043,417
         Northrop Grumman Corp.(b)................ 107,300     10,816,913
         United Technologies Corp.................  51,300      3,315,519
                                                           --------------
                                                               19,175,849
                                                           --------------
       Agricultural Products & Services -- 0.1%
         IMC Global, Inc.......................... 148,100      1,925,300
                                                           --------------
       Airlines -- 0.5%
         Delta Air Lines, Inc..................... 326,300      9,547,538
                                                           --------------
       Automobiles & Trucks -- 0.8%
         Ford Motor Co............................ 203,200      3,194,304
         Navistar International Corp.(a).......... 294,800     11,644,600
                                                           --------------
                                                               14,838,904
                                                           --------------
       Banks and Savings & Loans -- 4.7%
         Bank of America Corp..................... 365,200     22,989,340
         Bank of New York Co., Inc. (The)......... 231,200      9,432,960
         Comerica, Inc............................ 150,800      8,640,840
         Freddie Mac.............................. 198,900     13,008,060
         PNC Financial Services Group............. 340,400     19,130,480
         Washington Mutual, Inc................... 134,800      4,407,960
         Wells Fargo & Co......................... 164,500      7,147,525
                                                           --------------
                                                               84,757,165
                                                           --------------
       Business Services -- 0.3%
         Interpublic Group of Cos., Inc........... 106,700      3,151,918
         KPMG Consulting, Inc.(a)................. 106,900      1,771,333
                                                           --------------
                                                                4,923,251
                                                           --------------
       Chemicals -- 1.6%
         Dow Chemical Co.......................... 346,400     11,701,392
         Eastman Chemical Co......................      52          2,029
         Lyondell Chemical Co.(b)................. 499,400      7,156,402
         NOVA Chemicals Corp.(b).................. 562,500     10,839,375
                                                           --------------
                                                               29,699,198
                                                           --------------
       Computers -- 3.0%
         Compaq Computer Corp..................... 672,000      6,558,720
         Dell Computer Corp.(a)................... 233,900      6,357,402
         Hewlett-Packard Co.(b)................... 456,100      9,368,294
         International Business Machines Corp.(b). 249,400     30,167,424
         Sun Microsystems, Inc.(a)................ 141,822      1,744,411
                                                           --------------
                                                               54,196,251
                                                           --------------
       Computer Software & Services -- 2.4%
         BMC Software, Inc.(a).................... 559,100      9,152,467
         Cisco Systems, Inc.(a)................... 513,650      9,302,201
         Computer Associates International, Inc... 125,230      4,319,183
         Electronic Data Systems Corp.............  63,500      4,352,925
         Microsoft Corp.(a)....................... 232,000     15,370,000
                                                           --------------
                                                               42,496,776
                                                           --------------
       Distribution/Wholesalers -- 0.5%
         Ingram Micro, Inc. (Class "A" Stock)(a).. 550,000      9,526,000
                                                           --------------

                                                            Value
          COMMON STOCKS                          Shares    (Note 2)
          (Continued)                            ------- ------------
          Diversified Consumer Products -- 1.6%
            Fortune Brands, Inc.................  71,700 $  2,838,603
            Philip Morris Co., Inc.............. 561,200   25,731,020
                                                         ------------
                                                           28,569,623
                                                         ------------
          Diversified Operations -- 4.6%
            Cendant Corp.(a).................... 308,040    6,040,664
            CP HOLDRS (Canada).................. 263,400   10,333,182
            General Electric Co................. 276,100   11,066,088
            Honeywell International, Inc........ 282,000    9,537,240
            Illinois Tool Works, Inc............  35,300    2,390,516
            McDermott International, Inc.(a).... 987,000   12,110,490
            Textron, Inc........................  67,300    2,790,258
            Tyco International, Ltd............. 473,900   27,912,710
                                                         ------------
                                                           82,181,148
                                                         ------------
          Drugs & Medical Supplies -- 3.4%
            Abbott Laboratories.................  88,700    4,945,025
            American Home Products Corp......... 190,742   11,703,929
            Baxter International, Inc........... 209,690   11,245,675
            Bristol-Myers Squibb Co.............  80,200    4,090,200
            Johnson & Johnson...................  72,100    4,261,110
            Merck & Co., Inc....................  96,900    5,697,720
            Pfizer, Inc......................... 381,800   15,214,730
            Pharmacia Corp......................  75,800    3,232,870
                                                         ------------
                                                           60,391,259
                                                         ------------
          Electronics -- 2.7%
            Amphenol Corp. (Class "A" Stock)(a). 174,400    8,379,920
            Arrow Electronics, Inc.(a).......... 125,200    3,743,480
            Avnet, Inc.......................... 258,600    6,586,542
            Emerson Electric Co................. 168,900    9,644,190
            Intel Corp.......................... 186,800    5,874,860
            Sanmina - SCI Corp.(a).............. 181,000    3,601,900
            Synopsys, Inc.(a)(b)................ 198,500   11,725,395
                                                         ------------
                                                           49,556,287
                                                         ------------
          Financial Services -- 12.4%
            A.G. Edwards, Inc................... 277,400   12,252,758
            Citigroup, Inc...................... 982,700   49,606,696
            Countrywide Credit Industries, Inc.. 105,000    4,301,850
            Eaton Vance Corp.................... 277,900    9,879,345
            Fannie Mae.......................... 282,000   22,419,000
            FleetBoston Financial Corp.......... 371,230   13,549,895
            Goldman Sachs Group, Inc. (The)(b).. 187,000   17,344,250
            Household International, Inc.(b).... 297,500   17,237,150
            J.P. Morgan Chase & Co.............. 288,000   10,468,800
            Legg Mason, Inc..................... 112,100    5,602,758
            Lehman Brothers Holdings, Inc....... 392,100   26,192,280
            MBNA Corp........................... 352,700   12,415,040
            Mellon Financial Corp...............  81,800    3,077,316
            Merrill Lynch & Co., Inc............  77,820    4,055,978
            Morgan Stanley Dean Witter & Co..... 274,100   15,333,154
                                                         ------------
                                                          223,736,270
                                                         ------------
          Food & Beverage -- 1.4%
            Anheuser-Busch Cos., Inc............ 206,000    9,313,260
            General Mills, Inc.................. 110,100    5,726,301
            Sara Lee Corp....................... 496,250   11,031,637
                                                         ------------
                                                           26,071,198
                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B85

December 31, 2001


                                                                Value
       COMMON STOCKS                                Shares     (Note 2)
       (Continued)                                 --------- ------------
       Forest Products -- 2.0%
         Boise Cascade Corp.......................   264,800 $  9,005,848
         Georgia-Pacific Group....................   306,000    8,448,660
         International Paper Co...................    74,000    2,985,900
         Temple-Inland, Inc.......................   162,000    9,190,260
         Westvaco Corp............................    87,800    2,497,910
         Weyerhaeuser Co..........................    75,600    4,088,448
                                                             ------------
                                                               36,217,026
                                                             ------------
       Hospitals/Hospital Management -- 3.3%
         Anthem, Inc.(a)(b).......................   304,000   15,048,000
         HCA-The Healthcare Co....................   413,000   15,917,020
         Health Management Associates,
          Inc.(a).................................   198,100    3,645,040
         Humana, Inc.(a).......................... 1,422,200   16,767,738
         Tenet Healthcare Corp.(a)................    60,800    3,570,176
         Wellpoint Health Networks, Inc.(a).......    45,600    5,328,360
                                                             ------------
                                                               60,276,334
                                                             ------------
       Household Products & Personal Care -- 1.3%
         Colgate-Palmolive Co.....................   112,600    6,502,650
         Gillette Co..............................   354,900   11,853,660
         Kimberly-Clark Corp......................    59,200    3,540,160
         Procter & Gamble Co......................    25,100    1,986,163
                                                             ------------
                                                               23,882,633
                                                             ------------
       Instrument - Controls -- 0.3%
         Johnson Controls, Inc....................    25,600    2,067,200
         Parker-Hannifin Corp.....................    63,600    2,919,876
                                                             ------------
                                                                4,987,076
                                                             ------------
       Insurance -- 7.1%
         Allstate Corp............................   493,600   16,634,320
         American International Group, Inc........   305,800   24,280,520
         Chubb Corp...............................    40,900    2,822,100
         Hartford Financial Services Group,
          Inc.....................................   354,600   22,279,518
         Lincoln National Corp....................   242,600   11,783,082
         Loews Corp...............................   101,500    5,621,070
         Marsh & McLennan Cos., Inc...............    70,600    7,585,970
         Principal Financial Group, Inc. (The)(a).   569,600   13,670,400
         St. Paul Cos., Inc.......................   106,100    4,665,217
         XL Capital, Ltd. (Class "A" Stock).......   198,000   18,089,280
                                                             ------------
                                                              127,431,477
                                                             ------------
       Leisure -- 0.7%
         Brunswick Corp...........................   151,900    3,305,344
         Harrah's Entertainment, Inc.(a)..........   236,600    8,756,566
                                                             ------------
                                                               12,061,910
                                                             ------------
       Manufacturing -- 0.1%
         Deere & Co...............................    49,300    2,152,438
                                                             ------------
       Media -- 4.6%
         Adelphia Communications Corp.*
          (Class "A" Stock)(b)....................   364,200   11,355,756
         AOL Time Warner, Inc.(a).................   160,700    5,158,470
         Cablevision Systems Corp.
          (Class "A" Stock).......................   243,000   11,530,350

                                                             Value
         COMMON STOCKS                            Shares    (Note 2)
         (Continued)                             --------- -----------
         Media (cont'd)
           Gannett Co., Inc.....................    63,700 $ 4,282,551
           Liberty Media Corp.
            (Class "A" Stock)(a)(b).............   445,000   6,230,000
           McGraw-Hill Cos., Inc................   127,100   7,750,558
           Metro-Goldwyn-Mayer, Inc.(a).........   444,800   9,741,120
           New York Times Co. (The)
            (Class "A" Stock)...................   256,200  11,080,650
           Viacom, Inc. (Class "B" Stock)(a)....   365,700  16,145,655
                                                           -----------
                                                            83,275,110
                                                           -----------
         Metals -- 0.7%
           Freeport-McMoRan Copper & Gold, Inc.
            (Class "A" Stock)(a)................   459,100   5,922,390
           Freeport-McMoRan Copper & Gold, Inc.
            (Class "B" Stock)(a)(b).............   446,700   5,981,313
                                                           -----------
                                                            11,903,703
                                                           -----------
         Metals - Non Ferrous -- 1.2%
           Alcoa, Inc...........................   379,300  13,484,115
           Stillwater Mining Co.(a).............   393,300   7,276,050
                                                           -----------
                                                            20,760,165
                                                           -----------
         Networking Products -- 0.7%
           3Com Corp............................ 1,015,900   6,481,442
           Lucent Technologies, Inc............. 1,004,630   6,319,123
                                                           -----------
                                                            12,800,565
                                                           -----------
         Office Equipment & Supplies -- 0.9%
           Xerox Corp.(b)....................... 1,479,000  15,411,180
                                                           -----------
         Oil & Gas -- 4.7%
           ChevronTexaco Corp...................   197,317  17,681,576
           El Paso Corp.........................   180,664   8,059,421
           Exxon Mobil Corp.....................   471,900  18,545,670
           Praxair, Inc.........................    91,250   5,041,563
           Sempra Energy........................   300,100   7,367,455
           Sunoco, Inc..........................    95,900   3,580,906
           TotalFinaElf SA, ADR (France)........   139,500   9,798,480
           Williams Cos., Inc...................   582,200  14,857,744
                                                           -----------
                                                            84,932,815
                                                           -----------
         Oil & Gas Exploration & Production -- 4.3%
           Amerada Hess Corp....................   196,700  12,293,750
           Anadarko Petroleum Corp..............   135,900   7,725,915
           Conoco, Inc..........................   139,500   3,947,850
           Diamond Offshore Drilling, Inc.(b)...   172,000   5,228,800
           ENSCO International, Inc.(b).........   493,000  12,251,050
           Kerr-McGee Corp......................    40,200   2,202,960
           Noble Affiliates, Inc................   114,600   4,044,234
           Talisman Energy, Inc. (Canada).......   604,500  22,880,325
           Unocal Corp..........................    74,000   2,669,180
           USX-Marathon Corp....................   150,950   4,528,500
                                                           -----------
                                                            77,772,564
                                                           -----------
         Oil & Gas Drilling -- 0.6%
           GlobalSantaFe Corp...................   384,000  10,951,680
                                                           -----------
         Oil & Gas Services -- 0.9%
           Baker Hughes, Inc....................   129,400   4,719,218
           FMC Technologies, Inc.(a)(b).........   301,400   4,958,030

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B86

December 31, 2001


                                                            Value
          COMMON STOCKS                           Shares   (Note 2)
          (Continued)                             ------- -----------
          Oil & Gas Services (cont'd)
            Transocean Sedco Forex, Inc.......... 180,000 $ 6,087,600
                                                          -----------
                                                           15,764,848
                                                          -----------
          Real Estate Investment Trust -- 1.8%
            Avalonbay Communities, Inc........... 128,700   6,088,797
            Equity Office Properties Trust....... 560,660  16,864,653
            Equity Residential Properties Trust.. 211,800   6,080,778
            Starwood Hotels & Resorts Worldwide,
             Inc................................. 130,500   3,895,425
                                                          -----------
                                                           32,929,653
                                                          -----------
          Restaurants -- 0.2%
            Wendy's International, Inc........... 103,600   3,022,012
                                                          -----------
          Retail -- 3.7%
            Costco Wholesale Corp.(a)............ 137,200   6,088,936
            Federated Department Stores, Inc.(a). 379,900  15,537,910
            Home Depot, Inc...................... 217,800  11,109,978
            Lowe's Cos., Inc.....................  96,100   4,460,001
            Mattel, Inc.......................... 227,200   3,907,840
            May Department Stores Co............. 110,800   4,097,384
            Safeway, Inc.(a)..................... 164,300   6,859,525
            Target Corp.......................... 200,300   8,222,315
            Toys 'R' Us, Inc.(a)................. 280,000   5,807,200
                                                          -----------
                                                           66,091,089
                                                          -----------
          Semiconductors -- 1.1%
            Analog Devices, Inc.(a)..............  91,600   4,066,124
            LSI Logic Corp.(a)................... 202,000   3,187,560
            National Semiconductor Corp.(a)...... 292,000   8,990,680
            Texas Instruments, Inc............... 117,900   3,301,200
                                                          -----------
                                                           19,545,564
                                                          -----------
          Telecommunications -- 7.5%
            ALLTEL Corp.......................... 283,900  17,525,147
            AT&T Corp.(b)........................ 363,500   6,593,890
            AT&T Wireless Services, Inc.(a)...... 745,762  10,716,600
            BellSouth Corp....................... 113,460   4,328,499
            CenturyTel, Inc...................... 301,300   9,882,640

         General Motors Corp.
          (Class "H" Stock)(a)(b).................... 254,200   3,927,390
         Motorola, Inc............................... 427,000   6,413,540
         Nortel Networks Corp. (Canada).............. 177,000   1,327,500
         SBC Communications, Inc..................... 551,930  21,619,098
         Sprint Corp. (Fon Group).................... 640,000  12,851,200
         Sprint Corp. (PSC Group)(a)(b).............. 205,500   5,016,255
         Verizon Communications, Inc................. 486,900  23,108,274
         Western Wireless Corp. (Class "A" Stock)(a). 236,800   6,689,600
         WorldCom, Inc.-WorldCom Group............... 364,100   5,126,528
                                                              -----------
                                                              135,126,161
                                                              -----------
       Tobacco -- 0.5%
         R.J. Reynolds Tobacco Holdings, Inc......... 159,500   8,979,850
                                                              -----------
       Transportation -- 0.8%
         General Maritime Corp.(a)................... 292,500   2,925,000
         Teekay Shipping Corp. (Bahamas)(b).......... 173,600   6,049,960
         Union Pacific Corp.......................... 105,300   6,002,100
                                                              -----------
                                                               14,977,060
                                                              -----------

                                                           Value
          COMMON STOCKS                        Shares     (Note 2)
          (Continued)                          ------- --------------
          Utilities - Electric -- 3.9%
            American Electric Power Co., Inc.. 141,700 $    6,168,201
            Cinergy Corp......................  80,300      2,684,429
            Constellation Energy Group, Inc...  56,000      1,486,800
            Duke Energy Corp.................. 336,830     13,223,946
            Exelon Corp....................... 137,800      6,597,864
            FPL Group, Inc.................... 124,700      7,033,080
            NiSource, Inc..................... 611,800     14,108,108
            PG&E Corp......................... 440,400      8,473,296
            Pinnacle West Capital Corp........  51,700      2,163,645
            TXU Corp.......................... 182,200      8,590,730
                                                       --------------
                                                           70,530,099
                                                       --------------
          Waste Management -- 0.8%
            Waste Management, Inc............. 469,900     14,994,509
                                                       --------------
          TOTAL LONG-TERM INVESTMENTS
           (cost $1,639,211,272)...................... $1,726,368,842
                                                       --------------

                                        Moody's   Principal
                                        Rating     Amount
       SHORT-TERM                     (Unaudited)   (000)
       INVESTMENTS -- 10.5%           ----------- ---------
       Repurchase Agreement -- 0.6%
         Joint Repurchase Agreement,
          1.64%, 01/02/02
          (Note 5)...................              $10,342     10,342,000
                                                            -------------
       Commercial Paper -- 4.0%
         Falcon Asset Securitization
          Corp.,
          1.85%, 01/29/02(c).........    P-1        20,000     19,971,222
         General Motors
          Acceptance Corp.,
          2.55%, 02/25/02(c).........    P-1        12,000     11,953,250
         Phillips Petroleum Co.,
          2.77%, 01/18/02(c).........     P-1        8,527      8,515,846
          2.51%, 01/30/02(c).........     P-1        9,455      9,435,883
         Sears Roebuck
          Acceptance Corp.,
          2.75%, 02/07/02(c).........     P-1        4,213      4,201,092
         Sprint Capital Corp.,
          2.75%, 01/30/02(c).........     P-1       17,982     17,942,165
                                                            -------------
                                                               72,019,458
                                                            -------------
       Other Corporate Obligations -- 2.6%
         American Electric Power,
          3.00%, 01/22/02(c).........    Baa1       17,685     17,654,051
         Deutsche Bank AG
          1.75%, 01/02/02(c).........     Aa3       10,677     10,677,000
         KeySpan Corp.,
          2.28%, 01/28/02(c).........      A3       14,000     13,976,060
         Societe Generale,
          1.00%, 01/01/02(c).........      A1        5,629      5,629,000
                                                            -------------
                                                               47,936,111
                                                            -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B87

December 31, 2001


                                                            Value
        SHORT-TERM                             Shares      (Note 2)
        INVESTMENTS (Continued)              ---------- --------------
        Mutual Fund -- 3.3%
          Prudential Core Investment Fund -
           Taxable Money Market Series(c)
           (Note 4)......................... 58,755,907 $   58,755,907
                                                        --------------
        TOTAL SHORT-TERM INVESTMENTS
         (cost $189,053,477)...........................    189,053,476
                                                        --------------
        TOTAL INVESTMENTS -- 106.3%
         (cost $1,828,264,749; Note 7).................  1,915,422,318
                                                        --------------
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (6.3)%..............................   (112,955,085)
                                                        --------------
        NET ASSETS -- 100.0%........................... $1,802,467,233
                                                        ==============

The following abbreviations are used in portfolio descriptions:

             ADR American Depository Receipt
             AG  Aktiengesellschaft (German Stock Company)
             SA Sociedad Anonmia (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $115,321,684; cash collateral $119,684,054 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B88

                             20/20 FOCUS PORTFOLIO

December 31, 2001


          LONG-TERM INVESTMENTS -- 94.8%                     Value
                                                   Shares   (Note 2)
          COMMON STOCKS                            ------- -----------
          Aerospace -- 3.6%
            Northrop Grumman Corp.................  31,800 $ 3,205,758
                                                           -----------
          Banks and Savings & Loans -- 3.8%
            Bank One Corp.........................  54,400   2,124,320
            FleetBoston Financial Corp............  34,800   1,270,200
                                                           -----------
                                                             3,394,520
                                                           -----------
          Biotechnology -- 4.2%
            Genetech, Inc.(a).....................  36,800   1,996,400
            MedImmune, Inc.(a)....................  37,600   1,742,760
                                                           -----------
                                                             3,739,160
                                                           -----------
          Chemicals -- 2.6%
            Monsanto Co...........................  69,100   2,335,580
                                                           -----------
          Computers -- 7.2%
            Dell Computer Corp.(a)................  84,800   2,304,864
            Hewlett-Packard Co....................  97,500   2,002,650
            International Business Machines Corp..  18,000   2,177,280
                                                           -----------
                                                             6,484,794
                                                           -----------
          Computer Software & Services -- 4.8%
            BMC Software, Inc.(a)................. 113,600   1,859,632
            Microsoft Corp.(a)....................  36,800   2,438,000
                                                           -----------
                                                             4,297,632
                                                           -----------
          Diversified Financial Services -- 4.5%
            Citigroup, Inc........................  48,533   2,449,946
            Household International, Inc..........  27,000   1,564,380
                                                           -----------
                                                             4,014,326
                                                           -----------
          Diversified Manufacturing -- 1.6%
            Pall Corp.............................  60,200   1,448,412
                                                           -----------
          Electronics -- 4.8%
            Intel Corp............................  68,400   2,151,180
            Texas Instruments, Inc................  77,200   2,161,600
                                                           -----------
                                                             4,312,780
                                                           -----------
          Energy Equipment & Services -- 7.3%
            BJ Services Co.(a)....................  52,900   1,716,605
            Diamond Offshore Drilling, Inc........  70,200   2,134,080
            Schlumberger, Ltd.....................  49,800   2,736,510
                                                           -----------
                                                             6,587,195
                                                           -----------
          Food & Beverage -- 1.8%
            PepsiCo, Inc..........................  33,400   1,626,246
                                                           -----------
          Forest Products -- 6.3%
            Boise Cascade Corp....................  76,600   2,605,166
            Temple-Inland, Inc....................  53,700   3,046,401
                                                           -----------
                                                             5,651,567
                                                           -----------

                                                              Value
       COMMON STOCKS                               Shares    (Note 2)
       (Continued)                               ---------- -----------
       Insurance -- 10.5%
         Allstate Corp..........................     85,600 $ 2,884,720
         American International Group, Inc......     25,100   1,992,940
         XL Capital, Ltd. (Class "A" Stock).....     50,400   4,604,544
                                                            -----------
                                                              9,482,204
                                                            -----------
       Media -- 8.0%
         Knight-Ridder, Inc.....................     41,200   2,675,116
         Liberty Media Corp.
          (Class "A" Stock)(a)..................    168,600   2,360,400
         Viacom, Inc. (Class "B" Stock)(a)......     48,800   2,154,520
                                                            -----------
                                                              7,190,036
                                                            -----------
       Oil & Gas Exploration & Production -- 2.9%
         Conoco, Inc............................     91,100   2,578,130
                                                            -----------
       Pharmaceuticals -- 7.5%
         Bristol-Myers Squibb Co................     54,200   2,764,200
         Johnson & Johnson......................     33,500   1,979,850
         Pfizer, Inc............................     50,800   2,024,380
                                                            -----------
                                                              6,768,430
                                                            -----------
       Retail -- 4.4%
         Federated Department Stores, Inc.(a)...     42,300   1,730,070
         Kohl's Corp.(a)........................     31,600   2,225,904
                                                            -----------
                                                              3,955,974
                                                            -----------
       Specialty Retail -- 4.6%
         Home Depot, Inc. (The).................     42,400   2,162,824
         Tiffany & Co...........................     62,600   1,970,022
                                                            -----------
                                                              4,132,846
                                                            -----------
       Telecommunications -- 1.4%
         Cable & Wireless PLC, ADR..............     86,500   1,281,065
                                                            -----------
       Wireless Communication Services -- 3.0%
         AT&T Wireless Services, Inc.(a)........    189,600   2,724,552
                                                            -----------
       TOTAL LONG-TERM INVESTMENTS
        (cost $79,705,790).................................  85,211,207
                                                            -----------
       SHORT-TERM INVESTMENT -- 6.2%
       Mutual Fund
         Prudential Core Investment Fund-
          Taxable Money Market Series (Note 4),
          (cost $5,548,292).....................  5,548,292   5,548,292
                                                            -----------
       TOTAL INVESTMENTS -- 101.0%
         (cost $85,254,082; Note 7)......................    90,759,499
                                                            -----------
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (1.0)%...................................    (933,505)
                                                            -----------
       NET ASSETS -- 100.0%................................ $89,825,994
                                                            ===========

                ADR American Depository Receipt NV
                PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B89

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to twenty-five Portfolios: Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Equity Portfolio, Global Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid-Cap Growth Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid-Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio, Stock Index Portfolio, Value Portfolio and 20/20 Focus Portfolio.

       The Portfolios of the Series Fund have the following investment objectives:

       Diversified Bond Portfolio: High level of income over the long-term while providing reasonable safety of capital by investing in U.S. government securities, mortgage-backed bonds, both investment-grade and high yield corporate debt, and foreign securities.

       Diversified Conservative Growth Portfolio: Current income and capital appreciation by investing primarily in fixed income and equity securities.

       Equity Portfolio: Capital appreciation by investing primarily in stocks of major, established companies.

       Global Portfolio: Long-term growth of capital by investing primarily in common stock and common stock equivalents of U.S. and foreign companies.

       High Yield Bond Portfolio: High total return by investing primarily in noninvestment-grade bonds.

       Money Market Portfolio: Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in high quality short-term money market securities issued by the U.S government and its agencies that generally mature in 13 months or less.

       Prudential Jennison Portfolio: Long-term growth of capital by investing primarily in common stocks of established companies that the Portfolio manager believes offer above-average growth prospects.

       Small Capitalization Stock Portfolio: Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor's Small Capitalization Stock Index (the "S&P 600 SmallCap Index") by investing primarily in stocks of the S&P 600 SmallCap Index.

       SP Aggressive Growth Asset Allocation Portfolio: Capital appreciation by investing primarily in large cap equity portfolios, international portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP Alliance Technology Portfolio: Growth of capital by investing primarily in securities of companies that use technology extensively in the development of new or improved products and processes.

       SP Balanced Asset Allocation Portfolio: Provide balance between current income and growth of capital by investing in fixed income portfolios, large cap equity portfolios, small/mid cap equity portfolios, and international equity Portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP Conservative Asset Allocation Portfolio: Provide current income with low to moderate capital appreciation by investing in fixed income portfolios, large cap equity portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

                                      C1

       SP Growth Asset Allocation Portfolio: Provide long-term growth of capital with consideration also given to current income by investing in large-cap equity portfolios, fixed income portfolios, international equity portfolios and small/mid-cap equity Portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP INVESCO Small Company Growth Portfolio: Long-term capital growth by investing mostly in small-capitalization companies with market capitalizations under $2 billion.

       SP Jennison International Growth Portfolio: Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

       SP Large Cap Value Portfolio: Long-term growth of capital by investing primarily in common stocks of companies with large market capitalization (over $1 billion).

       SP MFS Capital Opportunities Portfolio: Capital appreciation by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

       SP MFS Mid-Cap Growth Portfolio: Long-term growth of capital by investing primarily in common stocks and related securities, such as preferred stocks convertible securities and depository receipts for those securities.

       SP PIMCO Total Return Portfolio: Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of fixed income instruments of varying maturities.

       SP Prudential U.S. Emerging Growth Portfolio: Long-term capital appreciation by investing primarily in equity securities of small and medium-sized U.S. companies with the potential for above-average growth.

       SP Small/Mid-Cap Value Portfolio: Long-term growth of capital by investing primarily in common stocks of companies with small to medium market capitalization.

       SP Strategic Partners Focused Growth Portfolio: Long-term capital growth by investing primarily in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

       Stock Index Portfolio: Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

       Value Portfolio: Capital appreciation by investing in common stocks that are undervalued.

       20/20 Focus Portfolio: Long-term growth of capital by investing primarily in securities of U.S. companies.

       The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Securities listed on an exchange or NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation, or if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments LLC ("PI"), formerly known as Prudential Investments Fund Management LLC, under the direction of the Series Fund's Board of Directors.

       The Money Market Portfolio uses amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

                                      C2

       The High Yield Bond Portfolio and the SP PIMCO Total Return Portfolio may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio and the SP PIMCO Total Return Portfolio at December 31, 2001 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

       (ii) purchasesand sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

       At December 31, 2001, the Global Portfolio had 46,644,297 Euro on deposit with a single financial institution.

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain
       (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss,

                                      C3
       unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or a loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

       The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

       Securities Lending: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. The Portfolio may bear the risk of delay in recovery of, or even loss of right in, the securities loaned should the borrower of the securities fail financially. The Portfolio receives compensation, net of any rebate, for lending its securities and any gain (loss) in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. For the year ended December 31, 2001, PSI has been compensated by the following amounts:

                Diversified Bond Portfolio.......... $  345,815
                Global Portfolio....................    212,920
                High Yield Bond Portfolio...........     92,193
                Prudential Jennison Portfolio.......     14,784
                Small Capitalization Stock Portfolio    103,934
                Stock Index Portfolio...............    562,771
                Value Portfolio.....................     77,393
                                                     ----------
                                                     $1,409,810
                                                     ==========

       Swaps: Certain portfolios of the Series Fund may enter into interest rate and total return swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified

                                      C4
       intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level. The only expense charged to SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio and SP Growth Asset Allocation Portfolio is a management fee. All other expenses attributable to these portfolios are borne by PI, the Portfolios' investment advisor (see note 3).

       For Portfolios with multiple classes of shares, net investment income
       (loss), other than administration and distribution fees, and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

       Taxes: For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss), if any, daily. Each other Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Deferred Offering Expenses: Certain costs incurred in connection with the initial offering of shares of certain Portfolios of the Series Fund were approximately $130,000. These costs were deferred and amortized over a 12 month period from the date the respective Portfolios commenced investment operations.

Note 3: Agreements

       The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. ("PIM"), formerly known as The Prudential Investment Corporation, Jennison Associates LLC ("Jennison"), Alliance Capital Management, LP ("Alliance"), Victory Capital Management ("Victory"), GE Asset Management ("GEAM"), Salomon Brothers Asset Management ("Salomon"), Deutsche Asset Management, Inc. ("Deutsche"), INVESCO Funds Group, Inc. ("INVESCO"), Fidelity Management & Research Company ("Fidelity"), Massachusetts Financial Services Company ("MFS"), Pacific Investment Management Company LLC

                                      C5

       ("PIMCO"), Earnest Partners LLC ("EARNEST") and Franklin Advisers, Inc. ("Franklin") (collectively, the "Subadvisers"), under which each provides investment advisory services with certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses. Effective December 19, 2001, the Subadvisory agreement with the Dreyfus Corporation was terminated and the Board of Directors approved a new Subadvisory agreement with EARNEST for the Diversified Conservative Growth Portfolio.

       The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets.

                            Portfolio                    Management Fee
                            ---------                    --------------
         Diversified Bond Portfolio.....................      0.40%
         Diversified Conservative Growth Portfolio......      0.75
         Equity Portfolio...............................      0.45
         Global Portfolio...............................      0.75
         High Yield Bond Portfolio......................      0.55
         Money Market Portfolio.........................      0.40
         Prudential Jennison Portfolio..................      0.60
         Small Capitalization Stock Portfolio...........      0.40
         SP Aggressive Growth Asset Allocation Portfolio      0.05
         SP Alliance Technology Portfolio...............      1.15
         SP Balanced Asset Allocation Portfolio.........      0.05
         SP Conservative Asset Allocation Portfolio.....      0.05
         SP Growth Asset Allocation Portfolio...........      0.05
         SP INVESCO Small Company Growth Portfolio......      0.95
         SP Jennison International Growth Portfolio.....      0.85
         SP Large Cap Value Portfolio...................      0.80
         SP MFS Capital Opportunities Portfolio.........      0.75
         SP MFS Mid-Cap Growth Portfolio................      0.80
         SP PIMCO Total Return Portfolio................      0.60
         SP Prudential U.S. Emerging Growth Portfolio...      0.60
         SP Small/Mid-Cap Value Portfolio...............      0.90
         SP Strategic Partners Focused Growth Portfolio.      0.90
         Stock Index Portfolio..........................      0.35
         Value Portfolio................................      0.40
         20/20 Focus Portfolio..........................      0.75

       The Subadvisers provide investment advisory services to the Portfolios as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

                         Portfolio                    Subadviser(s)
                         ---------                  ------------------
         Diversified Bond Portfolio................ PIM
         Diversified Conservative Growth Portfolio. EARNEST, Franklin,
                                                    Jennison, PIMCO
         Equity Portfolio.......................... Jennison, GEAM,
                                                    Salomon
         Global Portfolio.......................... Jennison
         High Yield Bond Portfolio................. PIM
         Money Market Portfolio.................... PIM
         Prudential Jennison Portfolio............. Jennison
         Small Capitalization Stock Portfolio...... PIM
         SP Alliance Technology Portfolio.......... Alliance
         SP INVESCO Small Company Growth Portfolio. INVESCO
         SP Jennison International Growth Portfolio Jennison
         SP Large Cap Value Portfolio.............. Fidelity
         SP MFS Capital Opportunities Portfolio.... MFS
         SP MFS Mid-Cap Growth Portfolio........... MFS
         SP PIMCO Total Return Portfolio........... PIMCO

                                      C6

                            Portfolio                    Subadvisor(s)
                            ---------                    -------------
          SP Prudential U.S. Emerging Growth Portfolio..   Jennison
          SP Small/Mid-Cap Value Portfolio..............   Fidelity
          SP Strategic Partners Focused Growth Portfolio   Alliance,
                                                           Jennison
          Stock Index Portfolio.........................   PIM
          Value Portfolio...............................   Jennison,
                                                           Deutsche,
                                                           Victory
          20/20 Focus Portfolio.........................   Jennison

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

       PI has agreed to reimburse each Portfolio (other than Diversified Conservative Growth, Global, SP Aggressive Growth Asset Allocation, SP Balanced Asset Allocation, SP Conservative Asset Allocation, SP Growth Asset Allocation and 20/20 Focus Portfolios), the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds the percentage stated below of the Portfolio's average daily net assets.

                                                     Class I      Class II
                     Portfolio                    Expense Limit Expense Limit
                     ---------                    ------------- -------------
   Diversified Bond Portfolio....................     0.75%          N/A
   Equity Portfolio..............................     0.75          1.15%
   High Yield Bond Portfolio.....................     0.75           N/A
   Money Market Portfolio........................     0.75           N/A
   Prudential Jennison Portfolio.................     0.75          1.15
   Small Capitalization Stock Portfolio..........     0.75           N/A
   SP Alliance Technology Portfolio..............     1.30           N/A
   SP INVESCO Small Company Growth Portfolio.....     1.15           N/A
   SP Jennison International Growth Portfolio....     1.24          1.64
   SP Large Cap Value Portfolio..................     0.90           N/A
   SP MFS Capital Opportunities Portfolio........     1.00           N/A
   SP MFS Mid-Cap Growth Portfolio...............     1.00           N/A
   SP PIMCO Total Return Portfolio...............     0.76           N/A
   SP Prudential U.S. Emerging Growth Portfolio..     0.90          1.30
   SP Small/Mid-Cap Value Portfolio..............     1.05           N/A
   SP Strategic Partners Focused Growth Portfolio     1.01          1.41
   Stock Index Portfolio.........................     0.75           N/A
   Value Portfolio...............................     0.75          1.15

       N/A--Not applicable--Portfolio does not currently have Class II shares.

       PIMS, PI, PIM, PSI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ("Prudential").

       The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1%

                                      C7
       of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternate source of funding for capital share redemptions. The Series Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2001.

Note 4:  Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to nonaffiliates. During the year ended December 31, 2001, the Series Fund incurred fees for the services of PMFS and as of December 31, 2001 fees were due to PMFS as follows:

                                                Amount Incurred
                                                    for the         Amount Due
                                                  Year Ended           as of
                  Portfolio                    December 31, 2001 December 31, 2001
                  ---------                    ----------------- -----------------
Diversified Bond Portfolio....................      $ 6,300           $  400
Diversified Conservative Growth Portfolio.....        1,100              100
Equity Portfolio..............................        6,600              400
Global Portfolio..............................        7,100              500
High Yield Bond Portfolio.....................        6,000              400
Money Market Portfolio........................        7,300              500
Prudential Jennison Portfolio.................        9,400              700
Small Capitalization Stock Portfolio..........        4,900              300
SP Alliance Technology Portfolio..............        1,600              300
SP INVESCO Small Company Growth Portfolio.....        2,000              200
SP Jennison International Growth Portfolio....        4,000              500
SP Large Cap Value Portfolio..................        1,700              200
SP MFS Capital Opportunities Portfolio........        1,800              200
SP MFS Mid-Cap Growth Portfolio...............        1,900              200
SP PIMCO Total Return Portfolio...............        2,700              400
SP Prudential U.S. Emerging Growth Portfolio..        2,700              300
SP Small/Mid-Cap Value Portfolio..............        2,900              300
SP Strategic Partners Focused Growth Portfolio        1,800              300
Stock Index Portfolio.........................        7,500              500
Value Portfolio...............................        6,400              400
20/20 Focus Portfolio.........................        1,700              100
                                                    -------           ------
                                                    $87,400           $7,200
                                                    =======           ======

       For the year ended December 31, 2001, PSI earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

                             Portfolio                          Commissions
                             ---------                          -----------
    Equity Portfolio...........................................  $ 42,073
    Prudential Jennison Portfolio..............................   420,475
    Value Portfolio............................................     8,159
                                                                 --------
                                                                 $470,707
                                                                 ========

       Certain Portfolios invest in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the fiscal year ended December 31, 2001, the following Portfolios earned income from the Series by investing their excess cash and collateral from securities lending. See Note 2 relating to Securities Lending:

                                      C8

                                                        Securities Lending
                                                Cash        Collateral
                    Portfolio                Investment     Investment
                    ---------                ---------- ------------------
     Diversified Bond Portfolio............. $2,042,238      $791,213
     Diversified Conservative Growth
       Portfolio............................      1,365            --
     Equity Portfolio.......................    120,021            --
     Global Portfolio.......................      9,331            --
     High Yield Bond Portfolio..............  1,557,901       276,574
     Prudential Jennison Portfolio..........     16,929            --
     Small Capitalization Stock Portfolio...         --       311,801
     SP Jennison International Growth
       Portfolio............................      5,948            --
     SP Prudential U.S. Emerging Growth
       Portfolio............................      2,087            --
     SP Strategic Partners Focused Growth
       Portfolio............................        547            --
     Stock Index Portfolio..................  1,749,779       125,874
     Value Portfolio........................     56,575            --
     20/20 Focus Portfolio..................      6,457            --

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $225,737,000 as of December 31, 2001. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                                     Principal   Percentage
                       Portfolio                      Amount      Interest
                       ---------                    ------------ ----------
     Diversified Conservative Growth Portfolio..... $ 13,149,000     5.82%
     Equity Portfolio..............................   54,191,000    24.01
     Small Capitalization Stock Portfolio..........   24,859,000    11.01
     SP Alliance Technology Portfolio..............      587,000     0.26
     SP INVESCO Small Company Growth Portfolio.....    1,463,000     0.65
     SP Large Cap Value Portfolio..................    2,034,000     0.90
     SP MFS Capital Opportunities Portfolio........    1,321,000     0.58
     SP MFS Mid-Cap Growth Portfolio...............    1,874,000     0.83
     SP PIMCO Total Return Portfolio...............   43,000,000    19.05
     SP Small/Mid-Cap Value Portfolio..............    4,918,000     2.18
     SP Strategic Partners Focused Growth Portfolio      380,000     0.17
     Value Portfolio...............................   10,342,000     4.58
     All other Portfolios..........................   67,619,000    29.96
                                                    ------------   ------
                                                    $225,737,000   100.00%
                                                    ============   ======

       As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

       Bear, Stearns & Co. Inc., 1.65%, in the principal amount of $75,246,000, repurchase price $75,311,041, due 01/02/2002. The value of the collateral including accrued interest was $76,817,263.

       Goldman, Sachs & Co., 1.68%, in the principal amount of $75,246,000, repurchase price $75,246,814, due 01/02/2002. The value of the collateral including accrued interest was $76,751,750.

       UBS Warburg, 1.60%, in the principal amount of $75,245,000, repurchase price $75,245,122, due 01/02/2002. The value of the collateral including accrued interest was $76,750,025.

                                      C9

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2001 were as follows:

Cost of Purchases:

                            Portfolio
                            ---------
         Diversified Bond Portfolio..................... $1,786,931,833
         Diversified Conservative Growth Portfolio......    352,878,345
         Equity Portfolio...............................  7,376,721,960
         Global Portfolio...............................    582,604,638
         High Yield Bond Portfolio......................    609,913,222
         Prudential Jennison Portfolio..................  2,035,855,207
         Small Capitalization Stock Portfolio...........    149,678,788
         SP Aggressive Growth Asset Allocation Portfolio      8,578,018
         SP Alliance Technology Portfolio...............      6,340,652
         SP Balanced Asset Allocation Portfolio.........     72,230,784
         SP Conservative Asset Allocation Portfolio.....     51,405,394
         SP Growth Asset Allocation Portfolio...........     53,387,333
         SP INVESCO Small Company Growth Portfolio......      7,870,024
         SP Jennison International Growth Portfolio.....     40,085,675
         SP Large Cap Value Portfolio...................     25,951,844
         SP MFS Capital Opportunities Portfolio.........     10,592,311
         SP MFS Mid-Cap Growth Portfolio................     20,613,281
         SP PIMCO Total Return Portfolio................    110,302,350
         SP Prudential U.S. Emerging Growth Portfolio...     62,969,565
         SP Small/Mid-Cap Value Portfolio...............     54,131,661
         SP Strategic Partners Focused Growth Portfolio.     13,845,736
         Stock Index Portfolio..........................     99,706,921
         Value Portfolio................................  3,172,475,085
         20/20 Focus Portfolio..........................    113,108,154

Proceeds from Sales:

                            Portfolio
                            ---------
         Diversified Bond Portfolio..................... $1,657,584,250
         Diversified Conservative Growth Portfolio......    356,963,482
         Equity Portfolio...............................  7,744,882,568
         Global Portfolio...............................    598,486,549
         High Yield Bond Portfolio......................    516,660,144
         Prudential Jennison Portfolio..................  2,086,853,651
         Small Capitalization Stock Portfolio...........    123,833,520
         SP Aggressive Growth Asset Allocation Portfolio      2,582,419
         SP Alliance Technology Portfolio...............      2,486,325
         SP Balanced Asset Allocation Portfolio.........      9,045,394
         SP Conservative Asset Allocation Portfolio.....      5,267,880
         SP Growth Asset Allocation Portfolio...........      9,156,824
         SP INVESCO Small Company Growth Portfolio......      4,628,476
         SP Jennison International Growth Portfolio.....     14,540,586
         SP Large Cap Value Portfolio...................      5,960,780
         SP MFS Capital Opportunities Portfolio.........      5,405,349
         SP MFS Mid-Cap Growth Portfolio................      7,750,865
         SP PIMCO Total Return Portfolio................     68,666,284
         SP Prudential U.S. Emerging Growth Portfolio...     36,504,193
         SP Small/Mid-Cap Value Portfolio...............     16,672,639
         SP Strategic Partners Focused Growth Portfolio.      8,885,477
         Stock Index Portfolio..........................    385,625,946
         Value Portfolio................................  3,275,761,537
         20/20 Focus Portfolio..........................    113,052,284

                                      C10

       The Diversified Conservative Growth, Equity and SP PIMCO Total Return Portfolios' options activity was as follows:

                                                        Contracts Premiums
    Diversified Conservative Growth Portfolio           --------- ---------
    Balance as of December 31, 2000....................       70  $  20,672
    Options written....................................      280    131,152
    Options expired....................................     (294)  (117,312)
                                                         -------  ---------
    Balance as of December 31, 2001....................       56  $  34,512
                                                         =======  =========

                                                        Contracts Premiums
    Equity Portfolio                                    --------- ---------
    Balance as of December 31, 2000....................        0  $       0
    Options written....................................      940    307,369
    Options terminated in closing purchase transactions     (235)   (76,842)
    Options expired....................................     (705)  (230,527)
                                                         -------  ---------
    Balance as of December 31, 2001....................        0  $       0
                                                         =======  =========

                                                        Contracts Premiums
    SP PIMCO Total Return Portfolio                     --------- ---------
    Balance as of December 31, 2000....................        3  $     723
    Options written....................................   14,267    178,630
    Options terminated in closing purchase transactions  (14,004)   (43,344)
    Options expired....................................     (158)   (68,706)
                                                         -------  ---------
    Balance as of December 31, 2001....................      108  $  67,303
                                                         =======  =========

       The Global Portfolio entered into an equity price return swap agreement with Merrill Lynch International. The Global Portfolio receives the change in the market value of shares of Taiwan Semiconductor, including dividends and the Global Portfolio pays 3 month LIBOR plus 0.75% based on the value of shares of Taiwan Semiconductor on the date the contract was entered into. The realized gain/loss on the swap is recognized on a quarterly basis on the valuation dates noted in the swap agreement. In addition, the Global Portfolio will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor multiplied by the market price on termination date multiplied by 0.0075. The details of the swap agreement are as follows:

    Open       Termination     Notional       Current     Current
    Date          Date      Amount (shares)    Value       Basis    (Depreciation)
    ----      ------------- --------------- ----------- ----------- --------------
March 6, 2001 March 6, 2002    5,747,140    $14,374,010 $14,959,589   $(585,579)

       The SP PIMCO Total Return Portfolio entered into interest rate swap agreements during the year. Details of the swap agreements outstanding as of December 31, 2001 were as follows:

                                                                          Unrealized
                    Termination    Notional     Fixed       Floating     Appreciation
   Counterparty        Date         Amount      Rate          Rate      (Depreciation)
   ------------     -----------    --------    -------      --------    --------------
Goldman Sachs (a)..   6/16/02   GBP    700,000   5.20%    6 month LIBOR   $  (5,159)
Goldman Sachs (a)..   9/19/02   GBP    600,000   5.25%    6 month LIBOR      (4,062)
Goldman Sachs (b)..   3/19/06   GBP    600,000   5.25%    6 month LIBOR     (10,001)
J.P. Morgan Chase
  (a)..............   9/19/02   GBP  1,000,000   5.25%    6 month LIBOR      (8,567)
J.P. Morgan Chase
  (b)..............   3/19/06   GBP  1,000,000   5.25%    6 month LIBOR     (19,018)
Morgan Stanley (b).   6/15/06   GBP    500,000   5.50%    6 month LIBOR         387
Morgan Stanley (b).   6/15/06   GBP    200,000   5.50%    6 month LIBOR         288
Goldman Sachs (b)..   6/17/04   GBP    200,000   5.50%    6 month LIBOR         171
U.B.S. (b).........   3/15/04   GBP  1,000,000   5.25%    6 month LIBOR      (6,705)
U.B.S. (b).........   3/15/04   GBP  5,300,000   5.25%    6 month LIBOR     (83,641)
Morgan Stanley (a).  12/17/02   USD  3,100,000   6.00%    6 month LIBOR       6,116
Goldman Sachs (b)..   6/17/07   USD  2,700,000   6.00%    3 month LIBOR      26,160
Bank of America (b)   6/17/07   USD    300,000   6.00%    3 month LIBOR       2,907
Bank of America (b)   6/17/07   USD  4,000,000   6.00%    3 month LIBOR      67,316
Lehman Brothers (a)  12/15/31   EUR  3,000,000   5.50%    6 month LIBOR     108,359
Bank of America (a)   6/17/22   USD  5,600,000   6.00%    3 month LIBOR    (114,369)
Morgan Stanley (b).   2/15/02   USD 13,600,000 4.1285%(c) 3 month LIBOR         381
                                                                          ---------
                                                                          $ (39,437)
                                                                          =========

          (a)Portfolio pays the fixed rate and receives the floating rate.
          (b)Portfolio pays the floating rate and receives the fixed rate.
          (c)The fixed rate is based on the U.S. Treasury Note at December 31, 2001 plus 0.6285%.

                                      C11

Note 7: Distributions and Tax Information

       Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized capital gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended December 31, 2001, the adjustments were as follows:

                                                                 Undistributed  Accumulated
                                                       Paid-in   Net Investment Net Realized
                      Portfolio                        Capital       Income     Gain (Loss)
                      ---------                        --------  -------------- ------------
Diversified Bond Portfolio (a)........................       --    $ (329,561)  $   329,561
Diversified Conservative Growth Portfolio (a)(d)......       --       263,377      (263,377)
Equity Portfolio (a)..................................       --          (841)          841
Global Portfolio (a)..................................       --     1,994,808    (1,994,808)
SP Aggressive Growth Asset Allocation Portfolio (e)... $    (33)           33            --
SP Alliance Technology Portfolio (b)(c)...............  (40,214)       40,214            --
SP Growth Asset Allocation Portfolio (c)..............     (127)          127            --
SP INVESCO Small Company Growth Portfolio (b)(c)......  (18,794)       18,794            --
SP Jennison International Growth Portfolio (a)(b)(c)..  (35,437)      (37,072)       72,509
SP Large Cap Value Portfolio (a)(c)(e)................  (10,319)       10,312             7
SP MFS Capital Opportunities Portfolio (a)(c)(e)......   (1,580)        9,510        (7,930)
SP MFS Mid Cap Growth Portfolio (b)(c)................   (2,536)       19,277       (16,741)
SP PIMCO Total Return Portfolio (a)(c)(d).............   (9,687)      161,438      (151,751)
SP Prudential U.S. Emerging Growth Portfolio (b)(c)...  (55,985)       55,985            --
SP Small/Mid Cap Value Portfolio (a)(c)...............   (4,411)        4,387            24
SP Strategic Partners Focused Growth Portfolio
  (b)(c)(e)...........................................  (16,875)       16,875            --
Value Portfolio (a)...................................       --        (1,520)        1,520

          (a)Reclassification of net foreign currency gain (loss).
          (b)Reclassification of tax operating loss.
          (c)Reclassification of non-deductible expenses.
          (d)Reclassification of paydown losses.
          (e)Reclassification of overdistribution of net investment income.

       The tax character of distributions paid during the year ended December 31, 2001 were:

                                                    Ordinary    Long-Term   Return of     Total
                    Portfolio                        Income    Capital Gain  Capital  Distributions
                    ---------                     ------------ ------------ --------- -------------
Diversified Bond Portfolio....................... $ 83,748,940           --       --  $ 83,748,940
Diversified Conservative Growth Portfolio........    8,608,172           --       --     8,608,172
Equity Portfolio.................................   40,969,035 $265,424,741       --   306,393,776
Global Portfolio.................................  121,603,942  110,756,102       --   232,360,044
High Yield Bond Portfolio........................   76,479,091           --       --    76,479,091
Money Market Portfolio...........................   56,418,757           --       --    56,418,757
Prudential Jennison Portfolio....................    3,975,418   23,849,415       --    27,824,833
Small Capitalization Stock Portfolio.............   15,707,325   63,821,226       --    79,528,551
SP Aggressive Growth Asset Allocation Portfolio         15,938       18,925       --        34,863
SP Balanced Asset Allocation Portfolio...........      898,152       36,056       --       934,208
SP Conservative Asset Allocation Portfolio.......      638,115       20,984       --       659,099
SP Growth Asset Allocation Portfolio.............      357,156       52,072       --       409,228
SP Jennison International Growth Portfolio.......           --           --  $62,580        62,580
SP Large Cap Value Portfolio.....................      139,958           --       --       139,958
SP MFS Capital Opportunities Portfolio...........        9,788           --       --         9,788
SP MFS Mid Cap Growth Portfolio..................       42,101           --       --        42,101
SP PIMCO Total Return Portfolio..................    4,232,819      698,138       --     4,930,957
SP Small/Mid Cap Value Portfolio.................      248,999           --    3,372       252,371
SP Strategic Partners Focused Growth Portfolio...        2,386           --       --         2,386
Stock Index Portfolio............................   36,492,104  200,086,034       --   236,578,138
Value Portfolio..................................   43,249,563  158,743,507       --   201,993,070
20/20 Focus Portfolio............................    1,998,637           --       --     1,998,637

                                      C12

       As of December 31, 2001, the components of distributable earnings on a tax basis and approximate capital loss carryforwards were as follows:

                             Accumulated  Accumulated    Approximate            Expiration
                              Ordinary     Long-Term    Capital Loss   ---------------------------
         Portfolio             Income    Capital Gains Carryforward(a)     2008          2009
         ---------           ----------- ------------- --------------- ------------  -------------
Diversified Bond Portfolio.. $87,169,906           --   $ (16,030,000) $(16,030,000)            --
Diversified Conservative
  Growth Portfolio..........     391,218           --      (5,295,000)           --  $  (5,295,000)
Equity Portfolio............   1,025,823           --    (150,352,000)           --   (150,352,000)
Global Portfolio............   7,749,158           --    (119,545,000)           --   (119,545,000)
High Yield Bond Portfolio...  73,376,378           --    (186,168,000)           (b)
Prudential Jennison
  Portfolio.................     232,880           --    (546,470,000)           --   (546,470,000)
Small Capitalization Stock
  Portfolio.................   4,119,440  $ 6,444,405              --            --             --
SP Aggressive Growth Asset
  Allocation Portfolio......          --           --         (37,500)           --        (37,500)
SP Alliance Technology
  Portfolio.................          --           --      (1,101,000)      (36,000)    (1,065,000)
SP Balanced Asset Allocation
  Portfolio.................       7,711       75,568              --            --             --
SP Conservative Asset
  Allocation Portfolio......     217,498       51,167              --            --             --
SP Growth Asset Allocation
  Portfolio.................          --       21,973              --            --             --
SP INVESCO Small Company
  Growth Portfolio..........          --           --      (1,875,000)      (84,000)    (1,791,000)
SP Jennison International
  Growth Portfolio..........          --           --      (3,917,000)           --     (3,917,000)
SP Large Cap Value Portfolio          --           --        (369,000)           --       (369,000)
SP MFS Capital Opportunities
  Portfolio.................          --           --      (1,148,000)       (7,000)    (1,141,000)
SP PIMCO Total Return
  Portfolio.................      48,978           --              --            --             --
SP Prudential U.S. Emerging
  Growth Portfolio..........          --           --      (2,295,000)      (39,000)    (2,256,000)
SP Small/Mid Cap Value
  Portfolio.................          --           --        (479,000)      (14,000)      (465,000)
SP Strategic Partners
  Focused Growth Portfolio..          --           --      (1,799,000)     (185,000)    (1,614,000)
Stock Index Portfolio.......   2,863,825   21,938,148              --            --             --
Value Portfolio.............     244,140           --              --            --             --
20/20 Focus Portfolio.......      15,464           --      (6,075,000)           --     (6,075,000)

       (a)Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have realized in excess of such carryforwards.
       (b)Approximately $2,842,000 expiring 2003, $43,467,000 expiring in 2007,
          $59,264,000 expiring in 2008 and $80,595,000 expiring in 2009.

                                      C13

       The difference between book basis and tax basis is primarily cost basis adjustments and post-October losses which are presented below:

                                                      Post-October Losses
                                                      --------------------
                                                      Currency   Capital
                                                      -------- -----------
      Diversified Bond Portfolio..................... $336,000 $29,365,000
      Diversified Conservative Growth Portfolio......       --     877,000
      Equity Portfolio...............................       --  49,939,000
      Global Portfolio...............................  223,000  14,748,000
      High Yield Bond Portfolio......................       --  23,401,000
      Prudential Jennison Portfolio..................       --  43,428,000
      SP Aggressive Growth Asset Allocation Portfolio       --      19,000
      SP Alliance Technology Portfolio...............       --     165,000
      SP INVESCO Small Company Growth Portfolio......       --     246,000
      SP Jennison International Growth Portfolio.....   15,000     602,000
      SP Large Cap Value Portfolio...................       --     225,000
      SP MFS Capital Opportunities Portfolio.........       --     324,000
      SP MFS Mid Cap Growth Portfolio................       --     101,000
      SP PIMCO Total Return Portfolio................       --   1,069,000
      SP Strategic Partners Focused Growth Portfolio.       --     644,000
      Value Portfolio................................       --     474,000
      20/20 Focus Portfolio..........................       --      17,000

                                      C14

       The United States federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of December 31, 2001 were as follows:

                                                                           Other Cost
                                 Tax Basis of                                 Basis     Total Net
           Portfolio             Investments    Appreciation  Depreciation Adjustments  Unrealized
           ---------            -------------- -------------- ------------ ----------- -------------
Diversified Bond Portfolio..... $1,666,164,777 $   33,833,065 $ 28,395,362  $  (7,887) $   5,429,816
Diversified Conservative Growth
  Portfolio....................    222,535,110      9,952,478   10,091,991    (20,717)      (160,230)
Equity Portfolio...............  4,724,201,584    320,786,971  428,395,137     (5,045)  (107,613,211)
Global Portfolio...............    917,437,931     66,922,878   83,622,551   (700,310)   (17,399,983)
High Yield Bond Portfolio......    886,620,756     18,388,266  156,303,466         --   (137,915,200)
Prudential Jennison
  Portfolio....................  2,335,616,762    166,261,804  251,176,577         --    (84,914,773)
Small Capitalization Stock
  Portfolio....................    643,630,155    120,239,813   85,750,445         --     34,489,368
SP Aggressive Growth Asset
  Allocation Portfolio.........      8,044,369         34,382      607,329         --       (572,947)
SP Alliance Technology
  Portfolio....................      9,246,364        455,386    1,878,127         --     (1,422,741)
SP Balanced Asset Allocation
  Portfolio....................     67,015,725        160,274    1,040,114         --       (879,840)
SP Conservative Asset
  Allocation Portfolio.........     48,028,047        268,102      359,462         --        (91,360)
SP Growth Asset Allocation
  Portfolio....................     48,199,426        135,974    1,497,500         --     (1,361,526)
SP INVESCO Small Company
  Growth Portfolio.............      8,307,912        967,893      605,850         --        362,043
SP Jennison International
  Growth Portfolio.............     38,556,813      1,036,967    3,516,226        866     (2,478,393)
SP Large Cap Value Portfolio...     24,875,799        838,057      698,651         --        139,406
SP MFS Capital Opportunities
  Portfolio....................      9,272,318        372,669      624,591         13       (251,909)
SP MFS Mid Cap Growth
  Portfolio....................     18,282,917        761,203    2,423,626         --     (1,662,423)
SP PIMCO Total Return
  Portfolio....................    182,977,433        771,058      971,400     56,484       (143,858)
SP Prudential U.S. Emerging
  Growth Portfolio.............     32,189,574      1,844,939    1,400,264         --        444,675
SP Small/Mid Cap Value
  Portfolio....................     47,786,018      3,573,338    1,095,570         --      2,477,768
SP Strategic Partners Focused
  Growth Portfolio.............     10,147,528        397,530      596,235         --       (198,705)
Stock Index Portfolio..........  2,923,859,393  1,267,833,441  320,193,133         --    947,640,308
Value Portfolio................  1,832,217,892    177,719,960   94,515,534        (95)    83,204,331
20/20 Focus Portfolio..........     86,111,940      7,159,420    2,511,861         --      4,647,559

       The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark to market on passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and swaps and mark to market of receivables and payables.

                                      C15

Note 8: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2001, the Equity, Prudential Jennison, SP Strategic Partners Focused Growth, SP Jennison International Growth, SP Prudential U.S. Emerging Growth, Value and 20/20 Focus Portfolios have Class II shares outstanding.

       Transactions in shares of common stock of the Equity, Prudential Jennison, SP Jennison International Growth, SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth, Value and 20/20 Focus Portfolios were as follows:

Equity Portfolio:

                             Class I                                  Shares         Amount
                             -------                                -----------  --------------
Year ended December 31, 2001:
Capital stock sold.................................................   6,820,032  $  145,636,754
Capital stock issued in reinvestment of dividends and distributions  13,866,586     306,268,475
Capital stock repurchased.......................................... (26,086,147)   (561,395,525)
                                                                    -----------  --------------
Net decrease in shares outstanding.................................  (5,399,529) $ (109,490,296)
                                                                    ===========  ==============
Year ended December 31, 2000:
Capital stock sold.................................................   5,832,020  $  159,489,724
Capital stock issued in reinvestment of dividends and distributions  41,948,776   1,027,518,157
Capital stock repurchased.......................................... (32,791,353)   (900,454,254)
                                                                    -----------  --------------
Net increase in shares outstanding.................................  14,989,443  $  286,553,627
                                                                    ===========  ==============

                             Class II
                             --------
Year ended December 31, 2001:
Capital stock sold.................................................     112,189  $    2,532,973
Capital stock issued in reinvestment of dividends and distributions       5,636         125,301
Capital stock repurchased..........................................    (138,975)     (3,104,182)
                                                                    -----------  --------------
Net decrease in shares outstanding.................................     (21,150) $     (445,908)
                                                                    ===========  ==============
Year ended December 31, 2000:
Capital stock sold.................................................     180,812  $    5,100,934
Capital stock issued in reinvestment of dividends and distributions      10,095         244,147
Capital stock repurchased..........................................    (129,081)     (3,655,301)
                                                                    -----------  --------------
Net increase in shares outstanding.................................      61,826  $    1,689,780
                                                                    ===========  ==============

Prudential Jennison Portfolio:

                             Class I                                  Shares         Amount
                             -------                                -----------  --------------
Year ended December 31, 2001:
Capital stock sold.................................................  15,162,691  $  294,854,388
Capital stock issued in reinvestment of dividends and distributions   1,350,634      27,566,212
Capital stock repurchased.......................................... (24,682,625)   (472,653,566)
                                                                    -----------  --------------
Net decrease in shares outstanding.................................  (8,169,300) $ (150,232,966)
                                                                    ===========  ==============
Year ended December 31, 2000:
Capital stock sold.................................................  31,908,648  $1,051,369,622
Capital stock issued in reinvestment of dividends and distributions  17,678,914     414,090,579
Capital stock repurchased..........................................  (9,174,387)   (291,311,076)
                                                                    -----------  --------------
Net increase in shares outstanding.................................  40,413,175  $1,174,149,125
                                                                    ===========  ==============

                                      C16


                             Class II                                 Shares        Amount
                             --------                               -----------  -------------
Year ended December 31, 2001:
Capital stock sold.................................................   8,809,453  $ 173,244,331
Capital stock issued in reinvestment of dividends and distributions      12,554        258,621
Capital stock repurchased..........................................  (6,174,713)  (123,299,190)
                                                                    -----------  -------------
Net increase in shares outstanding.................................   2,647,294  $  50,203,762
                                                                    ===========  =============
February 10, 2000(a) through December 31, 2000:
Capital stock sold.................................................     550,511  $  16,730,013
Capital stock issued in reinvestment of dividends and distributions      71,503      1,617,253
Capital stock repurchased..........................................     (39,878)    (1,198,186)
                                                                    -----------  -------------
Net increase in shares outstanding.................................     582,136  $  17,149,080
                                                                    ===========  =============
(a)Commencement of offering of Prudential Jennison Portfolio Class II shares.

SP Jennison International Growth Portfolio:

                             Class I                                  Shares        Amount
                             -------                                -----------  -------------
Year ended December 31, 2001:
Capital stock sold.................................................   4,492,033  $  26,626,723
Capital stock issued in reinvestment of dividends and distributions       6,463         40,473
Capital stock repurchased..........................................  (1,737,830)   (10,192,987)
                                                                    -----------  -------------
Net increase in shares outstanding.................................   2,760,666  $  16,474,209
                                                                    ===========  =============
September 22, 2000(b) through December 31, 2000
Capital stock sold.................................................     912,063  $   8,639,496
Capital stock repurchased..........................................     (19,277)      (165,681)
                                                                    -----------  -------------
Net increase in shares outstanding.................................     892,786  $   8,473,815
                                                                    ===========  =============

                             Class II
                             --------
Year ended December 31, 2001:
Capital stock sold.................................................  30,215,939  $ 187,397,199
Capital stock issued in reinvestment of dividends and distributions       3,643         22,107
Capital stock repurchased.......................................... (27,799,636)  (173,216,031)
                                                                    -----------  -------------
Net increase in shares outstanding.................................   2,419,946  $  14,203,275
                                                                    ===========  =============
October 4, 2000(c) through December 31,2000:
Capital stock sold.................................................   1,512,769  $  13,325,129
Capital stock repurchased..........................................  (1,191,511)   (10,547,052)
                                                                    -----------  -------------
Net Increase in shares outstanding.................................     321,258  $   2,778,077
                                                                    ===========  =============
(b) Commencement of offering of SP Jennison International Growth Portfolio Class I shares.
(c) Commencement of offering of SP Jennision International Growth Portfolio Class II Shares.

SP Prudential U.S. Emerging Growth Portfolio:

                      Class I                                Shares             Amount
                      -------                               ---------         -----------
Year ended December 31, 2001:
Capital stock sold..................................... 4,508,385         $31,381,960
Capital stock repurchased..............................  (741,331)         (5,325,995)
                                                            ---------         -----------
Net increase in shares outstanding..................... 3,767,054         $26,055,965
                                                            =========         ===========

                      Class II
                      --------
July 9, 2001(d) through December 31, 2001:
Capital stock sold.....................................    31,163         $   206,619
Capital stock repurchased..............................    (4,181)            (27,506)
                                                            ---------         -----------
Net increase in shares outstanding.....................    26,982         $   179,113
                                                            =========         ===========
(d) Commencement of offering of SP Prudential U.S. Emerging Growth Portfolio Class II shares.

                                      C17


SP Strategic Partners Focused Growth Portfolio:

                             Class I                                  Shares        Amount
                             -------                                -----------  -------------
Year ended December 31, 2001:
Capital stock sold.................................................     992,157  $   7,045,094
Capital stock issued in reinvestment of dividends and distributions         311          2,386
Capital stock repurchased..........................................    (588,919)    (3,847,665)
                                                                    -----------  -------------
Net increase in shares outstanding.................................     403,549  $   3,199,815
                                                                    ===========  =============

                             Class II
                             --------
January 12, 2001(e) through December 31, 2001:
Capital stock sold.................................................     399,184  $   2,630,888
Capital stock repurchased..........................................    (104,768)      (593,405)
                                                                    -----------  -------------
Net increase in shares outstanding.................................     294,416  $   2,037,483
                                                                    ===========  =============
(e) Commencement of offering of SP Strategic Partners Focused Growth Portfolio Class II shares.

Value Portfolio:
                             Class I                                  Shares        Amount
                             -------                                -----------  -------------
Year ended December 31, 2001:
Capital stock sold.................................................  13,749,522  $ 262,932,139
Capital stock issued in reinvestment of dividends and distributions  10,998,371    201,945,073
Capital stock repurchased.......................................... (20,742,150)  (394,297,177)
                                                                    -----------  -------------
Net increase in shares outstanding.................................   4,005,743  $  70,580,035
                                                                    ===========  =============

                             Class II
                             --------
May 14, 2001(f) through December 31, 2001:
Capital stock sold.................................................      59,164  $   1,079,943
Capital stock issued in reinvestment of dividends and distributions       2,772         47,997
Capital stock repurchased..........................................        (256)        (4,810)
                                                                    -----------  -------------
Net increase in shares outstanding.................................      61,680  $   1,123,130
                                                                    ===========  =============
(f) Commencement of offering of Value Portfolio Class II shares.

20/20 Focus Portfolio:

                             Class I                                  Shares        Amount
                             -------                                -----------  -------------
Year ended December 31, 2001:
Capital stock sold.................................................     496,617  $   5,376,042
Capital stock issued in reinvestment of dividends and distributions     179,602      1,980,798
Capital stock repurchased..........................................  (1,157,513)   (12,147,334)
                                                                    -----------  -------------
Net decrease in shares outstanding.................................    (481,294) $  (4,790,494)
                                                                    ===========  =============
Year ended December 31, 2000:
Capital stock sold.................................................   3,542,098  $  40,411,919
Capital stock issued in reinvestment of dividends and distributions     178,180      1,911,268
Capital stock repurchased..........................................    (478,046)    (5,360,037)
                                                                    -----------  -------------
Net increase in shares outstanding.................................   3,242,232  $  36,963,150
                                                                    ===========  =============

                                      C18


                             Class II                               Shares     Amount
                             --------                               -------  ----------
Year ended December 31, 2001:
Capital stock sold................................................. 145,970  $1,547,924
Capital stock issued in reinvestment of dividends and distributions   1,621      17,841
Capital stock repurchased.......................................... (21,019)   (218,273)
                                                                    -------  ----------
Net increase in shares outstanding................................. 126,572  $1,347,492
                                                                    =======  ==========
February 14, 2000(g) through December 31, 2000:
Capital stock sold.................................................  73,372  $  825,811
Capital stock issued in reinvestment of dividends and distributions     730       7,821
Capital stock repurchased..........................................  (8,001)    (87,861)
                                                                    -------  ----------
Net increase in shares outstanding.................................  66,101  $  745,771
                                                                    =======  ==========
(g) Commencement of offering of 20/20 Focus Portfolio Class II shares.

                                      C19

Financial Highlights


                                                                      Diversified Bond Portfolio
                                                          -------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          -------------------------------------------------
                                                            2001      2000        1999       1998     1997
                                                          --------  --------    --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  11.28  $  10.95    $  11.06   $  11.02  $11.07
                                                          --------  --------    --------   --------  ------
Income From Investment Operations:
Net investment income....................................     0.67      0.77        0.67       0.69    0.80
Net realized and unrealized gains (losses) on investments     0.12      0.26       (0.75)      0.08    0.11
                                                          --------  --------    --------   --------  ------
   Total from investment operations......................     0.79      1.03       (0.08)      0.77    0.91
                                                          --------  --------    --------   --------  ------
Less Distributions:
Dividends from net investment income.....................    (0.71)    (0.70)         --      (0.69)  (0.83)
Distributions from net realized gains....................       --        --(b)    (0.03)     (0.04)  (0.13)
                                                          --------  --------    --------   --------  ------
   Total distributions...................................    (0.71)    (0.70)      (0.03)     (0.73)  (0.96)
                                                          --------  --------    --------   --------  ------
Net Asset Value, end of year............................. $  11.36  $  11.28    $  10.95   $  11.06  $11.02
                                                          ========  ========    ========   ========  ======
Total Investment Return(a)...............................     6.98%    9.72 %      (0.74)%    7.15 %   8.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $1,400.7  $1,269.8    $1,253.8   $1,122.6  $816.7
Ratios to average net assets:
  Expenses...............................................    0.44 %    0.45 %      0.43 %     0.42 %   0.43%
  Net investment income..................................    6.35 %    6.83 %      6.25 %     6.40 %   7.18%
Portfolio turnover rate..................................     257 %     139 %       171 %      199 %   224 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported includes reinvestment of dividends and distributions.
(b)Less than $0.005 per share.

                                                          Diversified Conservative Growth Portfolio
                                                          -------------------------------------
                                                                Year Ended          May 3, 1999 (a)
                                                               December 31,             through
                                                          ---------------------      December 31,
                                                             2001           2000         1999
                                                            ------         ------   ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $10.16          $10.37        $10.00
                                                            ------         ------       ------
Income from Investment Operations:
Net investment income....................................   0.42            0.46          0.22
Net realized and unrealized gains (losses) on investments  (0.28)          (0.09)         0.39
                                                            ------         ------       ------
   Total from investment operations......................   0.14            0.37          0.61
                                                            ------         ------       ------
Less Distributions:
Dividends from net investment income.....................  (0.41)          (0.46)        (0.22)
Distributions in excess of net investment income.........     --           (0.01)        (0.02)
Distributions from net realized gains....................     --           (0.09)           --
Distributions in excess of net realized gains............     --           (0.02)           --
                                                            ------         ------       ------
   Total distributions...................................  (0.41)          (0.58)        (0.24)
                                                            ------         ------       ------
Net Asset Value, end of period........................... $ 9.89          $10.16        $10.37
                                                            ======         ======       ======
Total Investment Return(b)...............................   1.51%           3.79%         6.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $204.1          $204.8        $115.8
Ratios to average net assets:
  Expenses...............................................   0.94%           0.93%         1.05%(c)
  Net investment income..................................   4.17%           4.71%         3.74%(c)
Portfolio turnover rate..................................    315%            319%          107%(d)

(a)Commencement of investment operations.
(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)Annualized.
(d)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights

                                                                               Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                                   Class I                                   Class II
                                              -------------------------------------------------  ----------------------------
                                                                  Year Ended                        Year Ended     May 3, 1999(c)
                                                                 December 31,                      December 31,       through
                                              -------------------------------------------------  ----------------   December 31,
                                                2001       2000      1999      1998      1997     2001      2000        1999
                                              --------   --------  --------  --------  --------  -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  24.50   $  28.90  $  29.64  $  31.07  $  26.96  $ 24.51   $28.92      $32.79
                                              --------   --------  --------  --------  --------  -------   ------      ------
Income from Investment Operations:
Net investment income........................     0.18       0.51      0.54      0.60      0.69     0.09     0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................    (2.83)      0.26      3.02      2.21      5.88    (2.83)    0.26       (0.60)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total from investment operations..........    (2.65)      0.77      3.56      2.81      6.57    (2.74)    0.65       (0.32)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Less Distributions:
Dividends from net investment income.........    (0.18)     (0.51)    (0.53)    (0.60)    (0.70)   (0.10)   (0.40)      (0.34)
Distributions in excess of net investment
 income......................................       --      (0.02)       --        --        --       --    (0.02)         --
Distributions from net realized gains........    (1.18)     (4.64)    (3.77)    (3.64)    (1.76)   (1.18)   (4.64)      (3.21)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total distributions.......................    (1.36)     (5.17)    (4.30)    (4.24)    (2.46)   (1.28)   (5.06)      (3.55)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Net Asset Value, end of period............... $  20.49   $  24.50  $  28.90  $  29.64  $  31.07  $ 20.49   $24.51      $28.92
                                              ========   ========  ========  ========  ========  =======   ======      ======
Total Investment Return(a)...................   (11.18)%    3.28 %   12.49 %    9.34 %   24.66 %  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0  $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................    0.49 %     0.49 %    0.47 %    0.47 %    0.46 %    0.89%    0.91%       0.87%(b)
  Net investment income......................    0.84 %     1.75 %    1.72 %    1.81 %    2.27 %    0.45%    1.26%       1.33%(b)
Portfolio turnover rate......................     153 %       78 %       9 %      25 %      13 %    153 %     78 %         9 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

                                                                         Global Portfolio
                                                          ----------------------------------------------
                                                                            Year Ended
                                                                           December 31,
                                                          ----------------------------------------------
                                                           2001       2000       1999     1998     1997
                                                          -------   --------   --------  -------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.61   $  30.98   $  21.16  $ 17.92  $17.85
                                                          -------   --------   --------  -------  ------
Income from Investment Operations:
Net investment income....................................    0.09       0.07       0.06     0.07    0.09
Net realized and unrealized gains (losses) on investments   (3.58)     (5.30)     10.04     4.38    1.11
                                                          -------   --------   --------  -------  ------
   Total from investment operations......................   (3.49)     (5.23)     10.10     4.45    1.20
                                                          -------   --------   --------  -------  ------
Less Distributions:
Dividends from net investment income.....................   (0.06)     (0.07)        --    (0.16)  (0.13)
Distributions in excess of net investment income.........      --      (0.13)     (0.10)   (0.12)  (0.10)
Distributions from net realized gains....................   (4.77)     (1.94)     (0.18)   (0.93)  (0.90)
                                                          -------   --------   --------  -------  ------
   Total distributions...................................   (4.83)     (2.14)     (0.28)   (1.21)  (1.13)
                                                          -------   --------   --------  -------  ------
Net Asset Value, end of year............................. $ 15.29   $  23.61   $  30.98  $ 21.16  $17.92
                                                          =======   ========   ========  =======  ======
Total Investment Return(a)...............................  (17.64)%   (17.68)%   48.27 %  25.08 %  6.98 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 885.0   $1,182.1   $1,298.3  $ 844.5  $638.4
Ratios to average net assets:............................
  Expenses...............................................   0.84 %     0.85 %     0.84 %   0.86 %  0.85 %
  Net investment income..................................   0.58 %     0.25 %     0.21 %   0.29 %  0.47 %
Portfolio turnover rate..................................     67 %       95 %       76 %     73 %    70 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

Financial Highlights

                                                                  High Yield Bond Portfolio
                                                          -----------------------------------------
                                                                          Year Ended
                                                                         December 31,
                                                          -----------------------------------------
                                                           2001     2000     1999    1998     1997
                                                          ------   ------   ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 6.14   $ 7.52   $ 7.21  $ 8.14   $ 7.87
                                                          ------   ------   ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.58     0.74     0.79    0.77     0.78
Net realized and unrealized gains (losses) on investments  (0.62)   (1.30)   (0.46)  (0.94)    0.26
                                                          ------   ------   ------  ------   ------
   Total from Investment operations......................  (0.04)   (0.56)    0.33   (0.17)    1.04
                                                          ------   ------   ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.70)   (0.82)   (0.02)  (0.76)   (0.77)
                                                          ------   ------   ------  ------   ------
Net Asset Value, end of year............................. $ 5.40   $ 6.14   $ 7.52  $ 7.21   $ 8.14
                                                          ======   ======   ======  ======   ======
Total Investment Return(a)...............................  (0.44)%  (7.91)%   4.61%  (2.36)%  13.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $655.8   $661.3   $802.2  $789.3   $568.7
Ratios to average net assets:
  Expenses...............................................   0.60%    0.60%    0.60%   0.58%    0.57%
  Net investment income..................................  10.93%   10.47%   10.48%  10.31%    9.78%
Portfolio turnover rate..................................    84 %      76%      58%    63 %    106 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                   Money Market Portfolio
                                                        --------------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                        --------------------------------------------
                                                          2001      2000      1999     1998    1997
                                                        --------  --------  --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year..................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        --------  --------  --------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains     0.41      0.60      0.49    0.52    0.54
Dividend and distributions.............................    (0.41)    (0.60)    (0.49)  (0.52)  (0.54)
                                                        --------  --------  --------  ------  ------
Net Asset Value, end of year........................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        ========  ========  ========  ======  ======
Total Investment Return(a).............................    4.22 %     6.20%    4.97 %   5.39%   5.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................. $1,501.9  $1,238.2  $1,335.5  $920.2  $657.5
Ratios to average net assets:
  Expenses.............................................    0.43 %     0.44%    0.42 %   0.41%   0.43%
  Net investment income................................    3.86 %     6.03%    4.90 %   5.20%   5.28%

(a)Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D3

Financial Highlights

                                                                         Prudential Jennison Portfolio
                                              ---------------------------------------------------------------
                                                                   Class I
                                              -------------------------------------------------  ------------
                                                                  Year Ended
                                                              December 31, 2001                   Year Ended
                                              -------------------------------------------------  December 31,
                                                2001       2000        1999      1998     1997       2001
                                              --------   --------    --------  --------  ------  ------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  22.97   $  32.39    $  23.91  $  17.73  $14.32    $ 22.88
                                              --------   --------    --------  --------  ------    -------
Income From Investment Operations:
Net investment income (loss).................     0.04       0.01        0.05      0.04    0.04       0.01
Net realized and unrealized gains (losses) on
 investments.................................    (4.22)     (5.61)       9.88      6.56    4.48      (4.25)
                                              --------   --------    --------  --------  ------    -------
   Total from investment operations..........    (4.18)     (5.60)       9.93      6.60    4.52      (4.24)
                                              --------   --------    --------  --------  ------    -------
Less Distributions:
Dividends from net investment income.........    (0.03)        --(d)    (0.05)    (0.04)  (0.04)        --(d)
Distributions from net realized gains........    (0.19)     (3.82)      (1.40)    (0.38)  (1.07)     (0.19)
                                              --------   --------    --------  --------  ------    -------
   Total distributions.......................    (0.22)     (3.82)      (1.45)    (0.42)  (1.11)     (0.19)
                                              --------   --------    --------  --------  ------    -------
Net Asset Value, end of period............... $  18.57   $  22.97    $  32.39  $  23.91  $17.73    $ 18.45
                                              ========   ========    ========  ========  ======    =======
Total Investment Return(b)...................   (18.25)%   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,186.9   $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6
Ratios to average net assets:
  Expenses...................................    0.64 %     0.64 %      0.63 %    0.63 %   0.64%      1.04%
  Net investment income (loss)...............    0.18 %     0.02 %      0.17 %    0.20 %   0.25%     (0.19)%
Portfolio turnover rate......................      86 %       89 %        58 %      54 %    60 %       86 %





                                              February 10, 2000(a)
                                                    through
                                               December 31, 2000
                                              --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.........       $ 34.25
                                                    -------
Income From Investment Operations:
Net investment income (loss).................         (0.03)
Net realized and unrealized gains (losses) on
 investments.................................         (7.54)
                                                    -------
   Total from investment operations..........         (7.57)
                                                    -------
Less Distributions:
Dividends from net investment income.........            --(d)
Distributions from net realized gains........         (3.80)
                                                    -------
   Total distributions.......................         (3.80)
                                                    -------
Net Asset Value, end of period...............       $ 22.88
                                                    =======
Total Investment Return(b)...................        (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......       $  13.3
Ratios to average net assets:
  Expenses...................................          1.04%(c)
  Net investment income (loss)...............         (0.39)%(c)
Portfolio turnover rate......................            89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.

                                                            Small Capitalization Stock Portfolio
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999    1998     1997
                                                          ------  ------  ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $17.11  $16.25  $14.71  $15.93   $13.79
                                                          ------  ------  ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.06    0.07    0.10    0.09     0.10
Net realized and unrealized gains (losses) on investments   0.67    1.81    1.71   (0.25)    3.32
                                                          ------  ------  ------  ------   ------
   Total from investment operations......................   0.73    1.88    1.81   (0.16)    3.42
                                                          ------  ------  ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.08)  (0.08)     --   (0.09)   (0.10)
Distributions from net realized gains....................  (2.28)  (0.94)  (0.27)  (0.97)   (1.18)
                                                          ------  ------  ------  ------   ------
   Total distributions...................................  (2.36)  (1.02)  (0.27)  (1.06)   (1.28)
                                                          ------  ------  ------  ------   ------
Net Asset Value, end of year............................. $15.48  $17.11  $16.25  $14.71   $15.93
                                                          ======  ======  ======  ======   ======
Total Investment Return(a)...............................   5.53%  12.81%  12.68%  (0.76)%  25.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $611.1  $568.3  $437.5  $360.4   $290.3
Ratios to average net assets:
  Expenses...............................................   0.48%   0.48%   0.45%   0.47%    0.50%
  Net investment income..................................   0.52%   0.59%   0.70%   0.57%    0.69%
Portfolio turnover rate..................................    23 %    29 %    31 %    26 %     31 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D4

Financial Highlights

                                                  SP Aggressive Growth Asset Allocation Portfolio
                                                  -------------------------------------------
                                                                            September 22, 2000(a)
                                                     Year Ended                    through
                                                  December 31, 2001           December 31, 2000
                                                  -----------------         ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.33                     $10.00
                                                       -------                     ------
Income from Investment Operations:
Net investment income............................         0.02                       0.01
Net realized and unrealized losses on investments        (1.69)                     (0.67)
                                                       -------                     ------
   Total from investment operations..............        (1.67)                     (0.66)
                                                       -------                     ------
Less Distributions:
Dividends from net investment income.............        (0.02)                     (0.01)
Distributions from net realized gains............        (0.06)                        --
                                                       -------                     ------
   Total distributions...........................        (0.08)                     (0.01)
                                                       -------                     ------
Net Asset Value, end of period...................      $  7.58                     $ 9.33
                                                       =======                     ======
Total Investment Return(b).......................       (17.92)%                    (6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   7.5                     $  2.1
Ratios to average net assets:
  Expenses.......................................        0.05 %                     0.05 %(c)
  Net investment income..........................        0.39 %                     0.36 %(c)
Portfolio turnover rate..........................          62 %                        6 %(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D5

Financial Highlights

                                                     SP Alliance Technology Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  7.62             $ 10.00
                                                       -------             -------
Income from Investment Operations:
Net investment income (loss).....................        (0.03)               0.01
Net realized and unrealized losses on investments        (1.88)              (2.38)
                                                       -------             -------
   Total from investment operations..............        (1.91)              (2.37)
                                                       -------             -------
Less Distributions:
Dividends from net investment income.............           --               (0.01)
Distributions in excess of net investment income.           --                  --(b)
                                                       -------             -------
   Total distributions...........................           --               (0.01)
                                                       -------             -------
Net Asset Value, end of period...................      $  5.71             $  7.62
                                                       =======             =======
Total Investment Return(c).......................       (25.07)%            (23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   7.7             $   6.1
Ratios to average net assets: (e)
  Expenses.......................................        1.30 %               1.30%(d)
  Net investment income (loss)...................        (0.69)%              0.37%(d)
Portfolio turnover rate..........................          47 %                23 %(f)

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D6

Financial Highlights

                                                  SP Balanced Asset Allocation Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $ 9.80              $10.00
                                                       ------              ------
Income from Investment Operations:
Net investment income............................        0.14                0.06
Net realized and unrealized losses on investments       (0.73)              (0.20)
                                                       ------              ------
   Total from investment operations..............       (0.59)              (0.14)
                                                       ------              ------
Less Distributions:
Dividends from net investment income.............       (0.14)              (0.06)
Distributions from net realized gains............       (0.05)                 --
                                                       ------              ------
   Total distributions...........................       (0.19)              (0.06)
                                                       ------              ------
Net Asset Value, end of period...................      $ 9.02              $ 9.80
                                                       ======              ======
Total Investment Return(b).......................       (5.99)%             (1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $ 66.1              $  3.7
Ratios to average net assets:
  Expenses.......................................       0.05 %              0.05 %(c)
  Net investment income..........................       3.26 %              4.89 %(c)
Portfolio turnover rate..........................         35 %                 4 %(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D7

Financial Highlights

                                                          SP Conservative Asset Allocation Portfolio
                                                          --------------------------------------
                                                                               September 22, 2000(a)
                                                             Year Ended               through
                                                          December 31, 2001      December 31, 2000
                                                          -----------------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $10.00                 $10.00
                                                               ------                 ------
Income From Investment Operations:
Net investment income....................................        0.21                   0.08
Net realized and unrealized gains (losses) on investments       (0.24)                    --(c)
                                                               ------                 ------
   Total from investment operations......................       (0.03)                  0.08
                                                               ------                 ------
Less Distributions:
Dividends from net investment income.....................       (0.16)                 (0.08)
Distributions from net realized gains....................       (0.04)                    --(c)
                                                               ------                 ------
   Total distributions...................................       (0.20)                 (0.08)
                                                               ------                 ------
Net Asset Value, end of period...........................      $ 9.77                 $10.00
                                                               ======                 ======
Total Investment Return(b)...............................       (0.23)%                 0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $ 47.9                 $  1.9
Ratios to average net assets:
  Expenses...............................................        0.05%                  0.05%(d)
  Net investment income..................................        4.76%                  8.07%(d)
Portfolio turnover rate..................................         29 %                    4 %(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Less than $0.005 per share.

(d)Annualized.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D8

Financial Highlights

                                                   SP Growth Asset Allocation Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.52             $10.00
                                                       -------             ------
Income from Investment Operations:
Net investment income............................         0.09               0.03
Net realized and unrealized losses on investments        (1.21)             (0.49)
                                                       -------             ------
   Total from investment operations..............        (1.12)             (0.46)
                                                       -------             ------
Less Distributions:
Dividends from net investment income.............        (0.08)             (0.02)
Distributions from net realized gains............        (0.05)                --
                                                       -------             ------
   Total distributions...........................        (0.13)             (0.02)
                                                       -------             ------
Net Asset Value, end of period...................      $  8.27             $ 9.52
                                                       =======             ======
Total Investment Return(b).......................       (11.77)%            (4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  46.8             $  3.9
Ratios to average net assets:
  Expenses.......................................         0.05%              0.05%(c)
  Net investment income..........................         1.71%              2.95%(c)
Portfolio turnover rate..........................          43 %                39%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized

(d)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D9

Financial Highlights

                                       SP INVESCO Small Company Growth Portfolio
                                       ------------------------------------
                                                           September 22, 2000(a)
                                          Year Ended              through
                                       December 31, 2001     December 31, 2000
                                       -----------------   ---------------------
 Per Share Operating Performance:
 Net Asset Value, beginning of
  period..............................      $  8.38               $ 10.00
                                            -------               -------
 Income From Investment Operations:
 Net investment loss..................        (0.02)                   --(f)
 Net realized and unrealized losses
  on investments......................        (1.42)                (1.62)
                                            -------               -------
    Total from investment operations..        (1.44)                (1.62)
                                            -------               -------
 Net Asset Value, end of period.......      $  6.94               $  8.38
                                            =======               =======
 Total Investment Return(b)...........       (17.18)%              (16.20)%
 Ratios/Supplemental Data:
 Net assets, end of period (in
  millions)...........................      $   8.4               $   5.5
 Ratios to average net assets:(d)
  Expenses............................         1.15%                 1.15%(c)
  Net investment loss.................        (0.28)%               (0.10)%(c)
 Portfolio turnover rate..............           83%                   29%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D10

Financial Highlights

                                                                 SP Jennison International Growth Portfolio
                                             -----------------------------------------------------------------------------
                                                              Class I                                  Class II
                                             --------------------------------------     ----------------------------------
                                                                  September 22, 2000(a)                      October 4, 2000(b)
                                                  Year Ended             through             Year Ended           through
                                             December 31, 2001(i)   December 31, 2000   December 31, 2001(i) December 31, 2000
                                             -------------------- --------------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........       $  8.50               $ 10.00              $  8.48             $  9.79
                                                   -------               -------              -------             -------
Income from Investment Operations:
Net investment income (loss)................          0.02                  0.01                  (--)(g)             (--)(g)
Net realized and unrealized losses
 on investments.............................         (3.05)                (1.51)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
   Total from investment operations.........         (3.03)                (1.50)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
Less Distributions:
Tax return of capital distributions.........         (0.02)                   --                (0.01)                 --
                                                   -------               -------              -------             -------
Net Asset Value, end of period..............       $  5.45               $  8.50              $  5.43             $  8.48
                                                   =======               =======              =======             =======
Total Investment Return(c)..................        (35.64)%              (15.00)%             (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....       $  19.9               $   7.6              $  14.9             $   2.7
Ratios to average net assets:(e)
 Expenses...................................          1.24%                 1.24%(d)             1.64%               1.64%(d)
 Net investment income (loss)...............          0.31%(h)              0.51%(d)            (0.03)%(h)            (--)%(d)
Portfolio turnover rate.....................            86%                   12%(f)               86%                 12%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for
   periods of   less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.86% and (0.30)%, respectively, for Class I and 2.26% and (0.66)%, respectively, for Class II for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

(h)Includes custodian fee credits of 0.12% for Class I and 0.13% for Class II. If the Portfolio had not earned custodian fee credits, the annual net investment income (loss) ratios would have been 0.19% and (0.16)%, respectively, for Class I and Class II for the year ended December 31, 2001.
(i)Calculated based upon weighted average shares outstanding during the year.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D11

Financial Highlights

                                                               SP Large Cap Value Portfolio
                                                          -----------------------------------
                                                                            September 22, 2000(a)
                                                             Year Ended            through
                                                          December 31, 2001   December 31, 2000
                                                          ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $10.44              $10.00
                                                               ------              ------
Income from Investment Operations:
Net investment income....................................        0.09                0.04
Net realized and unrealized gains (losses) on investments       (0.99)               0.44
                                                               ------              ------
   Total from investment operations......................       (0.90)               0.48
                                                               ------              ------
Less Distributions:
Dividends from net investment income.....................       (0.10)              (0.04)
Distributions in excess of net investment income.........          --                  --(e)
                                                               ------              ------
   Total distributions...................................       (0.10)              (0.04)
                                                               ------              ------
Net Asset Value, end of period...........................      $ 9.44              $10.44
                                                               ======              ======
Total Investment Return(b)...............................       (8.65)%             4.82 %
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $ 23.7              $  3.9
Ratios to average net assets:(d)
  Expenses...............................................       0.90 %              0.90 %(c)
  Net investment income..................................       1.18 %              1.60 %(c)
Portfolio turnover rate..................................         61 %                13 %(f)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)Less than $0.005 per share.

(f)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D12

Financial Highlights

                                                  SP MFS Capital Opportunities Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.15             $10.00
                                                       -------             ------
Income From Investment Operations:
Net investment income (loss).....................          (--)(f)           0.01
Net realized and unrealized losses on investments        (2.13)             (0.85)
                                                       -------             ------
   Total from investment operations..............        (2.13)             (0.84)
                                                       -------             ------
Less Dividends:
Dividends from net investment income.............        (0.01)             (0.01)
                                                       -------             ------
Net Asset Value, end of period...................      $  7.01             $ 9.15
                                                       =======             ======
Total Investment Return(b).......................       (23.28)%            (8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   8.2             $  4.3
Ratios to average net assets:(d)
  Expenses.......................................         1.00%             1.00 %(c)
  Net investment income (loss)...................          (--)%(g)         0.40 %(c)
Portfolio turnover rate..........................          99 %               25 %(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

(g)Less than 0.005%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D13

Financial Highlights

                                                      SP MFS Mid-Cap Growth Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.69             $10.00
                                                       -------             ------
Income from Investment Operations:
Net investment income (loss).....................        (0.01)              0.02
Net realized and unrealized losses on investments        (2.01)             (0.25)
                                                       -------             ------
   Total from investment operations..............        (2.02)             (0.23)
                                                       -------             ------
Less Distributions:
Dividends from net investment income.............        (0.01)             (0.02)
Distributions from net realized gains............        (0.04)             (0.06)
                                                       -------             ------
   Total distributions...........................        (0.05)             (0.08)
                                                       -------             ------
Net Asset Value, end of period...................      $  7.62             $ 9.69
                                                       =======             ======
Total Investment Return(b).......................       (20.93)%            (2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  15.9             $  5.6
Ratios to average net assets:(d)
 Expenses........................................         1.00%              1.00%(c)
 Net investment income (loss)....................        (0.20)%             1.16%(c)
Portfolio turnover rate..........................           93%                27%(e)

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D14

Financial Highlights

                                                     SP PIMCO Total Return Portfolio
                                                 -----------------------------------
                                                                   September 22, 2000(a)
                                                    Year Ended            through
                                                 December 31, 2001   December 31, 2000
                                                 ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............      $10.40              $10.00
                                                      ------              ------
Income From Investment Operations:
Net investment income...........................        0.32                0.13
Net realized and unrealized gains on investments        0.57                0.39
                                                      ------              ------
   Total from investment operations.............        0.89                0.52
                                                      ------              ------
Less Distributions:
Dividends from net investment income............       (0.34)              (0.11)
Distributions from net realized gains...........       (0.25)              (0.01)
                                                      ------              ------
   Total distributions..........................       (0.59)              (0.12)
                                                      ------              ------
Net Asset Value, end of period..................      $10.70              $10.40
                                                      ======              ======
Total Investment Return(b)......................        8.66%               5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........      $147.0              $ 10.7
Ratios to average net assets(d):
  Expenses......................................        0.76%               0.76%(c)
  Net investment income.........................        3.69%               5.94%(c)
Portfolio turnover rate.........................         718%                239%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D15

Financial Highlights

                                              SP Prudential U.S. Emerging Growth Portfolio
                                        ----------------------------------------------------
                                                        Class I                     Class II
                                        -----------------------------------     -----------------
                                                          September 22, 2000(a)  July 9, 2001(b)
                                           Year Ended            through             through
                                        December 31, 2001   December 31, 2000   December 31, 2001
                                        ----------------- --------------------- -----------------
Per Share Operating Performance:
Net Asset Value, beginning of period...      $  8.38             $ 10.00             $ 7.56
                                             -------             -------             ------
Income from Investment Operations:
Net investment income (loss)...........        (0.01)               0.01              (0.01)
Net realized and unrealized losses on
 investments...........................        (1.48)              (1.62)             (0.67)
                                             -------             -------             ------
   Total from investment operations....        (1.49)              (1.61)             (0.68)
                                             -------             -------             ------
Less Dividends:
Dividends from net investment income...           --               (0.01)                --
                                             -------             -------             ------
Net Asset Value, end of period.........      $  6.89             $  8.38             $ 6.88
                                             =======             =======             ======
Total Investment Return(c).............       (17.78)%            (16.11)%            (8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)      $  31.2             $   6.4             $  0.2
Ratios to average net assets:(d)
 Expenses..............................         0.90%               0.90%(e)           1.30%(e)
 Net investment income (loss)..........        (0.37)%              0.49%(e)          (0.87)%(e)
Portfolio turnover rate................          258%                 82%(f)            258%(f)

(a)Commencement of operations.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.41% and (0.88)%, respectively, for Class I and 1.81% and (1.38)%, respectively, for Class II for the period ended December 31, 2001 and 4.26% and (2.87)%, respectively, for Class I for the period ended December 31, 2000.

(e)Annualized.

(f)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D16

Financial Highlights

                                                          SP Small/Mid Cap Value Portfolio
                                                       -----------------------------------
                                                                         September 22, 2000(a)
                                                          Year Ended            through
                                                       December 31, 2001   December 31, 2000
                                                       ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................      $11.13              $10.00
                                                            ------              ------
Income From Investment Operations:
Net investment income.................................        0.08                0.03
Net realized and unrealized gains on investments......        0.26                1.10
                                                            ------              ------
   Total from investment operations...................        0.34                1.13
                                                            ------              ------
Less Dividends:
Dividends from net investment income..................       (0.11)                 --(b)
                                                            ------              ------
Net Asset Value, end of period........................      $11.36              $11.13
                                                            ======              ======
Total Investment Return(c)............................        3.11%              11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...............      $ 47.4              $  6.1
Ratios to average net assets:(e)
 Expenses.............................................        1.05%               1.05%(d)
 Net investment income................................        1.08%               1.79%(d)
Portfolio turnover rate...............................          89%                 18%(f)

(a)   Commencement of operations.

(b)   Less than $0.005 per share.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)   Annualized.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)   Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D17

Financial Highlights

                                                SP Strategic Partners Focused Growth Portfolio
                                        ----------------------------------------------------------
                                                         Class I                         Class II
                                        --------------------------------------     --------------------
                                                             September 22, 2000(a) January 12, 2001(b)
                                             Year Ended             through              through
                                        December 31, 2001(h)   December 31, 2000   December 31, 2001(h)
                                        -------------------- --------------------- --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...       $  7.94               $ 10.00              $  8.43
                                              -------               -------              -------
Income From Investment Operations:
Net investment income (loss)...........         (0.01)                   --(g)             (0.03)
Net realized and unrealized losses on
 investments...........................         (1.20)                (2.06)               (1.70)
                                              -------               -------              -------
   Total from investment operations....         (1.21)                (2.06)               (1.73)
                                              -------               -------              -------
Less Distributions:
Dividends from net investment income(g)            --                    --                   --
                                              -------               -------              -------
Net Asset Value, end of period.........       $  6.73               $  7.94              $  6.70
                                              =======               =======              =======
Total Investment Return(c).............        (15.32)%              (20.47)%             (20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)       $   7.7               $   5.9              $   2.0
Ratios to average net assets:(e)
 Expenses..............................          1.01%                 1.01%(d)             1.41%(d)
 Net investment income (loss)..........         (0.16)%                0.18%(d)            (0.58)%(d)
Portfolio turnover rate................           116%                   37%(f)              116%(f)

(a) Commencement of offering of Class I shares.

(b) Commencement of offering of Class II shares.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d) Annualized.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been
   2.61% and (1.76)%, respectively, for Class I and 3.01% and (2.18)%, respectively, for Class II for the period ended December 31, 2001 and 3.88%
     and (2.69)%, respectively, for Class I for the period ended December 31, 2000.

(f) Not annualized.

(g) Less than $0.005 per share.

(h) Calculated based upon weighted average shares outstanding during the period.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D18

Financial Highlights

                                                                         Stock Index Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  38.66   $  44.45   $  37.74  $  30.22  $  23.74
                                                          --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.36       0.44      0.42      0.43
Net realized and unrealized gains (losses) on investments    (5.05)     (4.37)      7.23      8.11      7.34
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (4.69)     (4.01)      7.67      8.53      7.77
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.35)     (0.37)     (0.43)    (0.42)    (0.42)
Distributions from net realized gains....................    (1.98)     (1.41)     (0.53)    (0.59)    (0.87)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (2.33)     (1.78)     (0.96)    (1.01)    (1.29)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  31.64   $  38.66   $  44.45  $  37.74  $  30.22
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................   (12.05)%    (9.03)%   20.54 %   28.42 %   32.83 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,394.1   $4,186.0   $4,655.0  $3,548.1  $2,448.2
Ratios to average net assets:
  Expenses...............................................    0.39 %     0.39 %     0.39 %    0.37 %    0.37 %
  Net investment income..................................    1.02 %     0.83 %     1.09 %    1.25 %    1.55 %
Portfolio turnover rate..................................       3 %        7 %        2 %       3 %       5 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D19

Financial Highlights

                                                                                    Value Portfolio
                                                          ---------------------------------------------------------------
                                                                                Class I                          Class II
                                                          --------------------------------------------------  ---------------
                                                                              Year Ended                      May 14, 2001(a)
                                                                             December 31,                         through
                                                          --------------------------------------------------   December 31,
                                                            2001       2000      1999      1998       1997         2001
                                                          --------   --------  --------  --------   --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $  20.46   $  19.52  $  20.03  $  22.39   $  18.51      $19.79
                                                          --------   --------  --------  --------   --------      ------
Income From Investment Operations:
Net investment income....................................     0.25       0.46      0.51      0.56       0.61        0.12
Net realized and unrealized gains (losses) on investments    (0.69)      2.45      1.89     (1.03)      6.06       (1.01)
                                                          --------   --------  --------  --------   --------      ------
   Total from investment operations......................    (0.44)      2.91      2.40     (0.47)      6.67       (0.89)
                                                          --------   --------  --------  --------   --------      ------
Less Distributions:
Dividends from net investment income.....................    (0.30)     (0.44)    (0.50)    (0.59)     (0.57)      (0.14)
Distributions from net realized gains....................    (1.81)     (1.53)    (2.41)    (1.30)     (2.22)      (0.85)
                                                          --------   --------  --------  --------   --------      ------
   Total distributions...................................    (2.11)     (1.97)    (2.91)    (1.89)     (2.79)      (0.99)
                                                          --------   --------  --------  --------   --------      ------
Net Asset Value, end of period........................... $  17.91   $  20.46  $  19.52  $  20.03   $  22.39      $17.91
                                                          ========   ========  ========  ========   ========      ======
Total Investment Return(b)...............................    (2.08)%   15.59 %    2.52 %    (2.38)%   36.61 %      (4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8      $  1.1
Ratios to average net assets:
  Expenses...............................................    0.44 %     0.45 %    0.42 %    0.42 %     0.41 %       0.84%(c)
  Net investment income..................................    1.32 %     2.31 %    2.34 %    2.54 %     2.90 %       0.94%(c)
Portfolio turnover rate..................................     175 %       85 %      16 %      20 %       38 %       175 %

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D20

Financial Highlights

                                                                        20/20 Focus Portfolio
                                              ----------------------------------------------------------------------
                                                              Class I                              Class II
                                              ------------------------------------     -----------------------------
                                                                        May 3, 1999(a)              February 15, 2000(b)
                                               Year Ended   Year Ended     through      Year Ended        through
                                              December 31, December 31,  December 31,  December 31,     December 31,
                                                  2001         2000          1999          2001             2000
                                              ------------ ------------ -------------- ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.........    $10.99       $11.88        $10.00        $10.99           $11.36
                                                 ------       ------        ------        ------           ------
Income From Investment Operations:
Net investment income........................      0.05         0.05          0.02          0.02             0.01
Net realized and unrealized gains (losses) on
 investments.................................     (0.15)       (0.71)         1.88         (0.15)           (0.19)
                                                 ------       ------        ------        ------           ------
   Total from investment operations..........     (0.10)       (0.66)         1.90         (0.13)           (0.18)
                                                 ------       ------        ------        ------           ------
Less Distributions:
Dividends from net investment income.........     (0.05)       (0.05)        (0.02)        (0.04)           (0.01)
Distributions from net realized gains........     (0.19)       (0.18)           --(e)      (0.19)           (0.18)
                                                 ------       ------        ------        ------           ------
   Total distributions.......................     (0.24)       (0.23)        (0.02)        (0.23)           (0.19)
                                                 ------       ------        ------        ------           ------
Net Asset Value, end of period...............    $10.65       $10.99        $11.88        $10.63           $10.99
                                                 ======       ======        ======        ======           ======
Total Investment Return(c)...................     (1.01)%      (5.41)%       18.95%        (1.30)%          (1.53)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......    $ 87.8       $ 95.8        $ 65.0        $  2.0           $  0.7
Ratios to average net assets:
  Expenses...................................      0.93%        0.88%         1.09%(d)      1.33%            1.28%(d)
  Net investment income......................      0.46%        0.45%         0.33%(d)      0.06%            0.10%(d)
Portfolio turnover rate......................       131%         163%           64%(f)       131%             163%(f)

(a)Commencement of offering of Class I shares.
(b)Commencement of offering of Class II shares.
(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(d)Annualized.
(e)Less than $0.005 per share.
(f)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D21

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Equity Portfolio, Global Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid-Cap Growth Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid-Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio, Stock Index Portfolio, Value Portfolio and 20/20 Focus Portfolio (twenty-five of the thirty-six portfolios that constitute The Prudential Series Fund, Inc., the "Portfolios") at December 31, 2001, the results of each of their operations for the year the ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY 10036
February 12, 2002

                                      E1

                          Tax Information (Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2001) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2001, the Series Fund paid dividends as follows:

                                                Ordinary    Long-Term   Tax Return     Total
                                                Dividends Capital Gains of Capital Distributions
                                                --------- ------------- ---------- -------------
Diversified Bond Portfolio                       $0.712          --           --      $0.712
Diversified Conservative Growth Portfolio         0.410          --           --       0.410
Equity Portfolio (Class I)                        0.180      $1.182           --       1.362
Equity Portfolio (Class II)                       0.096       1.182           --       1.278
Global Portfolio                                  2.524       2.308           --       4.832
High Yield Bond Portfolio                         0.701          --           --       0.701
Money Market Portfolio                            0.415          --           --       0.415
Prudential Jennison Portfolio (Class I)           0.030       0.190           --       0.220
Prudential Jennison Portfolio (Class II)             --       0.190           --       0.190
Small Capitalization Stock Portfolio              0.457       1.896           --       2.353
SP Aggressive Growth Asset Allocation Portfolio   0.023       0.061           --       0.084
SP Alliance Technology Portfolio                     --          --           --          --
SP Balanced Asset Allocation Portfolio            0.158       0.033           --       0.191
SP Conservative Asset Allocation Portfolio        0.170       0.030           --       0.200
SP Growth Asset Allocation Portfolio              0.085       0.046           --       0.131
SP INVESCO Small Company Growth Portfolio            --          --           --          --
SP Jennison International Portfolio (Class I)        --          --       $0.024       0.024
SP Jennison International Portfolio (Class II)       --          --        0.011       0.011
SP Large Cap Value Portfolio                      0.098          --           --       0.098
SP MFS Capital Opportunities Portfolio            0.010          --           --       0.010
SP MFS Mid Cap Growth Portfolio                   0.008       0.040           --       0.048
SP PIMCO Total Return Portfolio                   0.528       0.058           --       0.586
SP Prudential U.S. Emerging Growth Portfolio
 (Class I)                                           --          --           --          --
SP Prudential U.S. Emerging Growth Portfolio
 (Class II)                                          --          --           --          --
SP Small/Mid Cap Value Portfolio                  0.111          --           --       0.111
SP Strategic Partners Focused Growth Portfolio
 (Class I)                                        0.002          --           --       0.002
SP Strategic Partners Focused Growth Portfolio
 (Class II)                                          --          --           --          --
Stock Index Portfolio                             0.350       1.980           --       2.330
Value Portfolio (Class I)                         0.450       1.661           --       2.111
Value Portfolio (Class II)                        0.137       0.850           --       0.987
20/20 Focus Portfolio (Class I)                   0.240          --           --       0.240
20/20 Focus Portfolio (Class II)                  0.230          --           --       0.230

                                      E2

                         MANAGEMENT OF THE SERIES FUND
                                  (Unaudited)

       Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Series Fund and any other investment companies managed by Prudential Investments LLC (PI).

                             Independent Directors

                                                                                             Number of
                                         Term of                                           Portfolios in
                                        Office***                                          Fund Complex  Other Directorships
                            Position  and Length of         Principal Occupations           Overseen by      Held by the
Name, Address** and Age     With Fund  Time Served           During Past 5 Years             Director       Director****
-----------------------     ---------  -----------           -------------------             --------       ------------

Eugene C. Dorsey (75)       Director   Since 2001   Retired President, Chief Executive          78       Director, First
                                                    Officer and Trustee of the Gannett                   Financial Fund, Inc.
                                                    Foundation (now Freedom Forum);                      and The High Yield
                                                    formerly Publisher of four Gannett                   Plus Fund, Inc.
                                                    newspapers and Vice President of
                                                    Gannett Co., Inc.; Chairman of
                                                    Independent Sector, Washington,
                                                    D.C. (largest national coalition of
                                                    philanthropic organizations);
                                                    Chairman of the American Council for
                                                    the Arts; formerly Director of the
                                                    Advisory Board of Chase Manhattan
                                                    Bank of Rochester.

Saul K. Fenster, Ph.D. (68) Director   Since 1983   President (since December 1978) of          79       Member (since
                                                    New Jersey Institute of Technology;                  2000), Board of
                                                    Commissioner (since 1998) of the                     Directors of IDT
                                                    Middle States Association                            Corporation.
                                                    Commission on Higher Education;
                                                    Commissioner (since 1985) of the
                                                    New Jersey Commission on Science
                                                    and Technology; Director (since
                                                    1998) Society of Manufacturing
                                                    Engineering Education Foundation,
                                                    formerly a director or trustee of
                                                    Liberty Science Center, Research
                                                    and Development Council of New
                                                    Jersey, New Jersey State Chamber
                                                    of Commerce, and National Action
                                                    Council for Minorities in Engineering.

Delayne Dedrick Gold (63)   Director   Since 2001   Marketing Consultant.                       89

                                      F1

                                                                                             Number of
                                          Term of                                          Portfolios in
                                         Office***                                         Fund Complex   Other Directorships
                             Position  and Length of         Principal Occupations          Overseen by       Held by the
Name, Address** and Age      With Fund  Time Served           During Past 5 Years            Director        Director****
-----------------------      ---------  -----------           -------------------            --------        ------------

Robert E. La Blanc (67)      Director   Since 2001   President (since 1981) of Robert E.        74       Director of Storage
                                                     La Blanc Associates, Inc.                           Technology
                                                     (telecommunications); formerly                      Corporation (since
                                                     General Partner at Salomon Brothers                 1979), Chartered
                                                     and Vice-Chairman of Continental                    Semiconductor
                                                     Telecom. Trustee of Manhattan                       Manufacturing, Ltd.
                                                     College.                                            (Singapore)(since
                                                                                                         1998), Titan
                                                                                                         Corporation
                                                                                                         (electronics, since
                                                                                                         1995) and Salient 3
                                                                                                         Communications,
                                                                                                         Inc. (since 1995).
                                                                                                         Director of First
                                                                                                         Financial Fund, Inc.
                                                                                                         and The High Yield
                                                                                                         Plus Fund, Inc.

Douglas H. McCorkindale (62) Director   Since 2001   Chairman (since February 2001),            75       Director of Gannett
                                                     Chief Executive Officer (since June                 Co., Inc., Continental
                                                     2000) and President (since                          Airlines, Inc., and
                                                     September 1997) of Gannett Co. Inc.                 (since May 2001)
                                                     (publishing and media); formerly Vice               Lockheed Martin
                                                     Chairman (March 1984-May 2000) of                   Corp. (aerospace
                                                     Gannett Co. Inc.                                    and defense).

W. Scott McDonald, Jr. (64)  Director   Since 1983   Vice President (since 1997) of             79
                                                     Kaludis Consulting Group, Inc. (a
                                                     Sallie Mae company serving higher
                                                     education); Formerly principal (1993-
                                                     1997), Scott McDonald & Associates,
                                                     Chief Operating Officer (1991-1995),
                                                     Fairleigh Dickinson University,
                                                     Executive Vice President and Chief
                                                     Operating Officer (1975-1991), Drew
                                                     University, interim President (1988-
                                                     1990), Drew University and founding
                                                     director of School, College and
                                                     University Underwriters Ltd.

Thomas T. Mooney (60)        Director   Since 2001   President of the Greater Rochester         95       Director, President
                                                     Metro Chamber of Commerce;                          and Treasurer ofFirst
                                                     formerly Rochester City Manager;                    Financial Fund, Inc.
                                                     formerly Deputy Monroe County                       and The High Yield
                                                     Executive; Trustee of Center for                    Plus Fund, Inc.
                                                     Governmental Research, Inc.;
                                                     Director of Blue Cross of Rochester,
                                                     Monroe County Water Authority and
                                                     Executive Service Corps of
                                                     Rochester.

Stephen P. Munn (59)         Director   Since 2001   Formerly Chief Executive Officer           73       Chairman of the
                                                     (1998-2001) and President of Carlisle               Board (since
                                                     Companies Incorporated.                             January 1994) and
                                                                                                         Director (since 1988)
                                                                                                         of Carlisle
                                                                                                         Companies
                                                                                                         Incorporated
                                                                                                         (manufacturer of
                                                                                                         industrial products).

                                      F2

                                                                                             Number of
                                         Term of                                           Portfolios in
                                        Office***                                          Fund Complex   Other Directorships
                            Position  and Length of         Principal Occupations           Overseen by       Held by the
Name, Address** and Age     With Fund  Time Served           During Past 5 Years             Director        Director****
-----------------------     ---------  -----------           -------------------             --------        ------------
Richard A. Redeker (58)     Director   Since 2001   Management consultant; formerly             73
                                                    employee of Prudential Investments
                                                    (October 1996-December 1998);
                                                    formerly, President, Chief Executive
                                                    Officer and Director (October 1993-
                                                    September 1996) of Prudential
                                                    Mutual Fund Management, Inc.
                                                    (PMF); Executive Vice President,
                                                    Director and Member of the
                                                    Operating Committee (October 1993-
                                                    September 1996) of Prudential
                                                    Securities Incorporated (Prudential
                                                    Securities); Director (October 1993-
                                                    September 1996) of Prudential
                                                    Securities Group, Inc.; Executive Vice
                                                    President (January 1994-September
                                                    1996) of The Prudential Investment
                                                    Corporation; Director (January 1994-
                                                    September 1996) of Prudential
                                                    Mutual Fund Distributors, Inc. and
                                                    Prudential Mutual Fund Services, Inc.

Robin B. Smith (62)         Director   Since 2001   Chairman and Chief Executive Officer        69       Director of BellSouth
                                                    (since August 1996) of Publishers                    Corporation (since
                                                    Clearing House (publishing), formerly                1992) and Kmart
                                                    President and Chief Executive Officer                Corporation (retail)
                                                    (January 1988-August 1996) of                        (since 1996).
                                                    Publishers Clearing House.

Stephen Stoneburn (58)      Director   Since 2001   President and Chief Executive Officer       74
                                                    (since June 1996) of Quadrant Media
                                                    Corp. (a publishing company);
                                                    formerly President (June 1995-June
                                                    1996) of Argus Integrated Media, Inc.;
                                                    Senior Vice President and Managing
                                                    Director (January 1993-1995) of
                                                    Cowles Business Media and Senior
                                                    Vice President of Fairchild
                                                    Publications, Inc (1975-1989).

Nancy H. Teeters (71)       Director   Since 2001   Economist; Formerly Vice President          72
                                                    and Chief Economist of International
                                                    Business Machines Corporation;
                                                    Director of Inland Steel Industries
                                                    (July 1984-1999); Formerly Governor
                                                    of the Federal Reserve (September
                                                    1978-June 1984).

Joseph Weber, Ph.D. (78)/1/ Director   Since 1993   Vice President, Finance, Interclass         62
                                                    (international corporate learning)
                                                    since 1991; formerly President, The
                                                    Alliance for Learning; retired Vice
                                                    President, Member of the Board of
                                                    Directors and Member of the
                                                    Executive and Operating
                                                    Committees, Hoffmann-LaRoche Inc;
                                                    Member, Board of Overseers, New
                                                    Jersey Institute of Technology.
                                                    Trustee and Vice Chairman Emeritus,
                                                    Fairleigh Dickinson University.

                                      F3

                                                                                       Number of
                                     Term of                                         Portfolios in
                                    Office***                                        Fund Complex  Other Directorships
                        Position  and Length of        Principal Occupations          Overseen by      Held by the
Name, Address** and Age With Fund  Time Served          During Past 5 Years            Director       Director****
----------------------- ---------  -----------          -------------------            --------       ------------
Louis A. Weil, III (60) Director   Since 2001   Formerly Chairman (January 1999-          73
                                                July 2000), President and Chief
                                                Executive Officer (January 1996-July
                                                2000) and Director (since September
                                                1991) of Central Newspapers, Inc.;
                                                formerly Chairman of the Board
                                                (January 1996-July 2000), Publisher
                                                and Chief Executive Officer (August
                                                1991-December 1995) of Phoenix
                                                Newspapers, Inc.

Clay T. Whitehead (63)  Director   Since 2001   President (since 1983) of National        91
                                                Exchange Inc. (new business
                                                development firm).

                             Interested Directors

                                                                                                 Number of
                                             Term of                                           Portfolios in
                                            Office***                                          Fund Complex  Other Directorships
                              Position    and Length of         Principal Occupations           Overseen by      Held by the
Name, Address** and Age       With Fund    Time Served           During Past 5 Years             Director       Director****
-----------------------       ---------    -----------           -------------------             --------       ------------

*Robert F. Gunia (55)       Vice           Since 2001   Executive Vice President and Chief          112      Vice President and
                            President and               Administrative Officer (since June                   Director (since May
                            Director                    1999) of PI; Executive Vice President                1989) of The Asia
                                                        and Treasurer (since January 1996)                   Pacific Fund, Inc.
                                                        of PI; President (since April 1999) of               Vice President and
                                                        Prudential Investment Management                     Director (since May,
                                                        Services LLC (PIMS); Corporate Vice                  1992) of Nicholas-
                                                        President (since September 1997) of                  Applegate Growth
                                                        The Prudential Insurance Company                     Equity Fund
                                                        of America (Prudential); formerly
                                                        Senior Vice President (March 1987-
                                                        May 1999) of Prudential Securities;
                                                        formerly Chief Administrative Officer
                                                        (July 1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF.

*David R. Odenath, Jr. (44) President and  Since 1999   President, Chief Executive Officer          115
                            Director                    and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

*Judy A. Rice (54)          Vice           Since 2001   Executive Vice President (since             111
                            President and               1999) of PI; formerly various
                            Director                    positions to Senior Vice President
                                                        (1992-1999) of Prudential Securities;
                                                        and various positions to Managing
                                                        Director (1975-1992) of Salomon
                                                        Smith Barney Advisors; Member of
                                                        Board of Governors of the Money
                                                        Management Institute; Member of the
                                                        Prudential Securities Operating
                                                        Council and a Member of the Board
                                                        of Directors for the National
                                                        Association for Variable Annuities.

                                      F4

       Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

                                   Officers

                                      Term of
                                     Office***
                         Position  and Length of         Principal Occupations
Name, Address** and Age With Trust  Time Served           During Past 5 Years
----------------------- ----------  -----------           -------------------
Grace C. Torres (42)    Treasurer   Since 1997   Senior Vice President (since January
                        and                      2000) of PI; formerly First Vice
                        Principal                President (December 1996-January
                        Financial                2000) of PI and First Vice President
                        and                      (March 1993-1999) of Prudential
                        Accounting               Securities.
                        Officer

Jonathan D. Shain (43)  Secretary   Since 2001   Vice President and Corporate
                                                 Counsel (since August 1998) of
                                                 Prudential; formerly Attorney with
                                                 Fleet Bank, N.A. (January 1997-July
                                                 1998) and Associate Counsel
                                                 (August 1994-January 1997) of New
                                                 York Life Insurance Company.

William V. Healey (48)  Assistant   Since 1999   Vice President and Associate
                        Secretary                General Counsel (since 1998) of
                                                 Prudential; Executive Vice President,
                                                 Secretary and Chief Legal Officer
                                                 (since February 1999) of PI; Senior
                                                 Vice President, Chief Legal Officer
                                                 and Secretary (since December
                                                 1998) of PIMS; Executive Vice
                                                 President, Chief Legal Officer and
                                                 Secretary (since February 1999) of
                                                 Prudential Mutual Fund Services
                                                 LLC; Director (since June 1999) of
                                                 ICI Mutual Insurance Company; prior
                                                 to August 1998, Associate General
                                                 Counsel of the Dreyfus Corporation
                                                 (Dreyfus), a subsidiary of Mellon
                                                 Bank, N.A. (Mellon Bank), and an
                                                 officer and/or director of various
                                                 affiliates of Mellon Bank and Dreyfus.

Jeffrey M. Scarbel (38) Assistant   Since 2000   Vice President (since November
                        Treasurer                2000) of PI; formerly Director
                                                 (October 1996-November 2000) of
                                                 PI.

--------
/1  Mr. Weber is scheduled to retire from the Board as of December 31, 2002. /
* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager a Subadviser or the Distributor.
** Unless otherwise noted, the address of the Directors and Officers is c/o:
   Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
***There is no set term of office for Directors and Officers. The Independent
   Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.
****This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
Additional information about the Fund's Directors is included in the Fund's
   Statement of Additional Information which is available without charge, upon request, by calling (800) 778-2255, if you own a variable life insurance contract or (888) 778-2888, if you own a variable annuity contract.

                                      F5

The Prudential Series Fund, Inc.              Annual Report    December 31, 2001

On Call to Help You Get the Most Out of Your Annuity

At Prudential Financial, we are committed to making it easy for you to take advantage of the many benefits your Discovery Select(R) Variable Annuity and Discovery Choice(R) Variable Annuity offer. So, whenever you need assistance, do not hesitate to call or write our Prudential Annuity Service Center. Of course, your licensed financial professional is also available to assist you with more complex matters such as identifying your goals, investment time horizon, and level of risk.

HOW TO REACH US BY PHONE


Customer Service Representatives

For personalized annuity service, you can call one of our specially trained customer service representatives toll free Monday to Friday, 8 a.m. to 8 p.m. ET. Call (888) PRU-2888 (778-2888).

HOW TO REACH US BY MAIL

Any written requests or correspondence about your annuity should be directed as follows:

Regular Mail                                 Express Mail

Prudential Annuity Service Center            Prudential Annuity Service Center
PO Box 7960                                  2101 Welsh Road
Philadelphia, PA 19101                       Dresher, PA 19025

Discovery Select(R) Variable Annuity and Discovery Choice(R) Variable Annuity are issued by Pruco Life Insurance Company (in New York, issued by Pruco Life Insurance Company of New Jersey), 213 Washington Street, Newark, NJ 07102-2992, and distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. All are Prudential Financial companies. Each is solely responsible for their respective financial condition and contractual obligations. Discovery Select and Discovery Choice are registered service marks of The Prudential Insurance Company of America.


To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding") in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or "opt out" of householding at any time.

All guarantees are based on the claims-paying ability of the issuer. The guarantees do not apply to the investment performance or safety of the underlying portfolios in the variable annuity.

For online access to your policy information, visit www.prudential.com.

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

[LOGO] Prudential Financial

Prudential Annuity Service Center                         --------------------
P.O. Box 13467                                            Bound Printed Matter
Philadelphia, PA 19101                                         Bulk Rate
                                                              U.S.Postage
Address Service Requested                                        PAID
                                                              Prudential
                                                          --------------------

VARIABLE ANNUITIES                           Three exciting annuity products,
                                             one powerful investment story.
                                             25 research-screened investment
                                             options from well-known money
                                             managers, plus asset allocation
                                             portfolios.

  STRATEGIC PARTNERS/SM/
ANNUITIES

                                                        ANNUAL REPORT

                                                    DECEMBER 31, 2001


STRATEGIC PARTNERS ANNUITY ONE
-------------------------------------------------------------------------------
STRATEGIC PARTNERS SELECT
-------------------------------------------------------------------------------
STRATEGIC PARTNERS ADVISOR
-------------------------------------------------------------------------------


Strategic Partners Annuity One, Strategic Partners Select, and Strategic Partners Advisor are issued by Pruco Life Insurance Company (in New York issued by Pruco Life Insurance Company of New Jersey) and distributed by Prudential Investment Management Services LLC (PIMS). All are Prudential Financial companies.

                                                     [LOGO] Prudential Financial
IFS-A065243

--------------------------------------------------------------------------------

         This Report includes the financial statements of the variable investment options in the Strategic Partners Annuity One, Strategic Partners Select, and Strategic Partners Advisor variable annuities. It does not include the financial statements for your separate account. Strategic Partners Annuity One variable annuity was first offered to the public on September 18, 2000. Strategic Partners Select and Strategic Partners Advisor variable annuities were first offered to the public on May 7, 2001.

Important Note: This Report may be used with the public only when preceded or accompanied by current prospectuses for the Strategic Partners Annuity One, Strategic Partners Select, or Strategic Partners Advisor variable annuities.

         The prospectuses contain complete details on risks, charges, and expenses for the Strategic Partners Annuity One, Strategic Partners Select, and Strategic Partners Advisor variable annuities and the variable investment options. Read the prospectuses carefully prior to investing or sending money.

         Annuities have limitations, withdrawal charges and terms for keeping them in force. Your licensed financial professional will be glad to provide you with costs and complete details.

         All data from the outside companies were provided to Prudential Financial from each fund directly. Prudential Financial does not guarantee the accuracy or completeness thereof.

                                                 Annual Report December 31, 2001
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Letter to Contract Owners
Commentary

THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS
        Global Portfolio
        Money Market Portfolio
        Prudential Jennison Portfolio
        SP Aggressive Growth Asset Allocation Portfolio
        SP AIM Aggressive Growth Portfolio
        SP AIM Growth and Income Portfolio
        SP Alliance Large Cap Growth Portfolio
        SP Alliance Technology Portfolio
        SP Balanced Asset Allocation Portfolio
        SP Conservative Asset Allocation Portfolio
        SP Davis Value Portfolio
        SP Deutsche International Equity Portfolio
        SP Growth Asset Allocation Portfolio
        SP INVESCO Small Company Growth Portfolio
        SP Jennison International Growth Portfolio
        SP Large Cap Value Portfolio
        SP MFS Capital Opportunities Portfolio
        SP MFS Mid-Cap Growth Portfolio
        SP PIMCO High Yield Portfolio
        SP PIMCO Total Return Portfolio
        SP Prudential U.S. Emerging Growth Portfolio
        SP Small/Mid-Cap Value Portfolio
        SP Strategic Partners Focused Growth Portfolio
        Stock Index Portfolio

FINANCIAL REPORTS
A1 Financial Statements
B1 Schedule of Investments
C1 Notes to Financial Statements
D1 Financial Highlights
E1 Report of Independent Accountants
F1 Management of The Prudential Series Fund, Inc.

JANUS ASPEN SERIES
   Janus Aspen Series Growth Portfolio

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------
Letter to Contract Owners
--------------------------------------------------------------------------------

                                       [PHOTO]
                                       Chairman
                                       David R. Odenath, Jr.

                                       "The behavior of the broad
                                       market in the weeks following
                                       September 11 underscores
                                       the importance of refraining
                                       from making investment
                                       decisions based on emotional
                                       reactions--it's better to maintain
                                       a patient focus on long-term
                                       investment strategies."


DEAR CONTRACT OWNER:

This annual report reviews the investment strategies and performance of the portfolios available in the variable life insurance or variable annuity contract that you have with us.

SEPTEMBER 11, 2001

The days and weeks following the attacks of September 11 were difficult for all Americans. As a nation we mourned, yet our resolve to carry on was strong. At Prudential Financial, getting back to business was the best way we knew to pay tribute to the American spirit and reassure our clients of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and in the aftermath of the terrorist attacks, it was even more so. It was important for us to be there for you.

FINANCIAL MARKETS ARE RESILIENT

As of this writing, what we have known about the resilience of our financial markets has been reaffirmed. In the period following the attacks, the Dow Jones Industrial Average--considered a general measure of market performance--fell to its lowest level since October 1998. This decline was not unexpected--the markets exhibited similar behavior in the wake of other pivotal moments in history, including Pearl Harbor, the Cuban Missile Crisis, and the start of the Persian Gulf War. Likewise, the Index's rebound mirrored historic precedent when on Friday, November 9, the Average rose above its pre-September 11 level for the first time. Of course, historic precedent should not be used to predict the outcome of future events.

STAY THE COURSE

The behavior of the broad market in the weeks following September 11 underscores the importance of refraining from making investment decisions based on emotional reactions--it's better to maintain a patient focus on long-term investment strategies. Now may also be a good time for investors to review their portfolios, to ensure that their assets are allocated in a way that is best suited to meet these strategies. Above all else, investors should continue to seek guidance from a financial professional.

Thank you.

Sincerely,

/s/ David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                               January 31, 2002

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------
Equity Commentary
--------------------------------------------------------------------------------

2001 EQUITY MARKET REVIEW

Growth of the U.S. economy slowed in the year 2000 and began to contract even further in March 2001, according to the National Bureau of Economic Research, which officially declared on November 26, 2001, that the economy was in a recession. The contraction was concentrated in manufacturing industries as capital spending dropped sharply and inventories were worked off. National economic statistics also showed that corporate profits in the third quarter of 2001 (the most recent available at year-end) were 18.7% below those of the corresponding quarter of 2000. Investors anticipated such statistics well in advance of their release. The S&P 500 Index peaked at the end of January 2001 and fell 30% before bottoming on September 21. Although the terrorist attacks of September 11 provided the last jolt to the economy, their enduring impact was primarily on airline stocks, as seen in the over 30% decline of the S&P Airlines Index for the year. The S&P 500 Index rose 19% from its low through year-end. Nonetheless, over the full year, it was down 12%, marking the first time since 1973-1974 that it had two successive negative years.

Stocks of the largest companies declined the most. The S&P 500 Index was pulled down by Enron's bankruptcy, and also by share declines of several very large companies. Cisco Systems, EMC, Merck, General Electric, Oracle, Sun Microsystems, and America Online were among the greatest detractors. In contrast, market gains were concentrated in small-cap value stocks, as evidenced by the Russell 2000 Value Index's gain of 14% for the year. In the broad market, as measured by the Russell 3000 indexes, the Value Index performed substantially better than growth, returning -4% to the Growth Index's -20%. The value investing advantage was apparent at every capitalization level.

Consumer cyclicals was the only sector with a significant share-price gain (12.47%), bouncing from poor returns in the latter half of 2000 and boosted by sustained consumer spending. Leisure time, homebuilding, toys, and household furnishings and appliances were all among the best performing of the 87 industry groups. Best Buy, J.C. Penney, Circuit City, and Lowes Companies were among the best-performing stocks--all more than doubled over the year. The technology sector and the utilities sectors--utilities (for power utilities) and telecommunications services--were at the bottom of the market, with the 62% decline of the communications equipment group at the very bottom. Natural gas, oil-well equipment and services, and oil and gas drilling were also among the worst performers.

A similar pattern was repeated globally, with the Morgan Stanley Capital International (MSCI) World Internet Software and Services, MSCI Communications Equipment, and MSCI Multi-Utility Indexes down more than 50% (in U.S. dollars), and positive returns concentrated in the various retailer indexes. Geographically, the only positive return in an MSCI-developed market country index was New Zealand's 6%. Positive returns were more common among emerging market countries, particularly Asia, Latin America, and Russia. As in the United States, the MSCI World Index bottomed in September.

The views expressed are as of January 31, 2002, and are subject to change based on market and other conditions.


S&P 500 Index Sector Weightings as of December 31, 2001

                                    [CHART]
Financials 17.9%
Information Technology 17.6%
Healthcare 14.4%
Consumer Discretionary 13.1%
Industrials 11.3%
Consumer Staples 8.2%
Energy 6.3%
Telecommunication Services 5.6%
Utilities 3.1%
Materials 2.6%

One-Year Performance of U.S. Market Sectors as of December 31, 2001

                                    [CHART]
Technology -23.76%
Financials -8.94%
Consumer Staples -9.19%
Healthcare -12.21%
Capital Goods -11.44%
Consumer Cyclicals 12.47%
Energy -10.25%
Communication Services 12.26%
Utilities -30.43%
Basic Materials 2.65%
Transportation -0.24%

Source: Standard & Poor's as of December 31, 2001. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

Bond Commentary
--------------------------------------------------------------------------------


2001 BOND MARKET REVIEW

Amid turbulent conditions, the U.S. bond market outperformed the stock market for a second consecutive year. Bonds returned 8.44% in 2001 compared with -11.88% for stocks, based respectively on the Lehman Brothers U.S. Aggregate Bond Index (the Index) and the Standard & Poor's 500 Composite Price Index (S&P 500 Index). In the previous year, the Index returned 11.63% versus -9.10% for the S&P 500 Index.

Several factors created the favorable, though volatile, environment for bonds in 2001. Most notably, the Federal Reserve (the Fed) eased monetary policy 11 times, hoping that sharply lower borrowing costs would help revitalize the U.S. economy that had sunk into a recession for the first time in a decade. Fed policymakers reduced short-term interest rates a total of 4.75 percentage points, driving rates below 2.00% for the first time in 40 years. This sharp drop in interest rates pushed bond prices higher for much of the year.

High-quality bonds such as U.S. Treasuries and federal agency securities were among the better performers for most of the year, as cautious investors bought them in response to continued volatility in the stock market and the September 11 terrorist attacks on the United States. Then too, an announcement during October 2001 that the U.S. Treasury would no longer sell 30-year bonds prompted the largest increase in their prices in more than a decade. These gains faded in November and December 2001, however, when Treasuries sold off amid fear that a recovering economy in 2002 could push interest rates higher and boost inflationary pressures. Treasuries returned 6.75% in 2001, while federal agency securities returned 8.31%, based on Lehman Brothers indexes. Meanwhile, mortgage-backed securities returned 8.22%, helped by investor demand for securities that offer attractive yields, high credit quality, and good liquidity.

Investment-grade corporate bonds posted a 10.40% return for 2001 amid anticipation that improved economic conditions in 2002 might strengthen corporate balance sheets. This was the highest return in the U.S. fixed income market for the year, based on the Lehman Brothers U.S. Credit Index. High-grade corporate bonds also performed well because they were viewed as bargains in 2001 after having cheapened relative to Treasuries during the previous year. In light of weak corporate earnings and deterioration in corporate credit quality during 2001, it is not surprising that bonds of companies in defensive businesses such as banks and consumer staples were the better performers.

As for other sectors of the taxable U.S. bond market, high yield corporate bonds (commonly known as "junk" bonds) returned 5.28%, based on the Lehman Brothers U.S. Corporate High Yield Index. Within the high yield market, there were tremendous differences among yield spreads and performance as a result of industry or idiosyncratic factors.


                      One-Year Performance of Fixed Income
                     Market Indexes as of December 31, 2001

                                    [CHART]

Emerging Markets                  1.52%
U.S. Corp. Investment Grade      10.40%
U.S. Corporate High Yield         5.28%
U.S. Mortgage-Backed Securities   8.22%
U.S. Aggregate Index              8.44%
U.S. Municipals                   5.13%
U.S. Treasuries                   6.75%
Global (U.S. dollar) Index        1.52%

Source: Lehman Brothers as of December 31, 2001. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

Global Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Jennison Associates LLC

We think the coming recovery may be more balanced than we've had over the past 15 years, with many countries and many industries all doing about equally well. We believe that the entrance of China into the world trading community, the digital revolution emanating from the United States, and the continuing integration of the European Union are all equally compelling ideas. We have always had wide geographic reach, but we are now maintaining exposure to a broader array of industry groups than we have in past years. We think we are well positioned to benefit from the economic recovery when it arrives. Among the positive signs: the terrorist attacks of September 11 appear to have had less impact on the economy than was originally feared, and we have been hearing from many businesses that their inventory corrections are over and production is beginning to pick up.


PERFORMANCE SUMMARY

                                Six
Average Annual Returns          Month        1-Year    3-Year  5-Year   10-Year
----------------------         ------        ------    ------  ------   -------
Global Portfolio/1/            -9.85%        -17.64%     0.18%  6.11%    9.39%
Lipper (VIP) Global Avg./2/    -6.51%        -15.28%     1.75%  6.38%    9.57%
MSCI World Index/3/            -7.02%        -16.82%    -3.37%  5.37%    8.06%

Global Portfolio inception date: 9/19/88.


Although 2001 was a style-neutral year for the S&P 500 Index, value investing still had a considerable advantage over growth among global stocks. In the year ended December 31, 2001, the Prudential Series Fund Global Portfolio returned -17.64%. The Portfolio's growth orientation was the primary reason it underperformed the style-neutral Lipper (VIP) Global Average.

Foreign investments are subject to the risks of currency fluctuation, political and social risks, and illiquidity.


PERFORMANCE REVIEW

The Portfolio's holdings in companies that provide the basic infrastructure for today's networked and Internet-oriented economy had a large negative impact on its performance in 2001. These include Cisco Systems (network routers), EMC (network memory), Oracle Systems (large database systems), and Sun Microsystems (computers). Wireless telecommunications companies such as Vodafone (the global leader in wireless services) and Nokia (the global leader in wireless handsets) also detracted because consumers were much slower to adopt new telecommunication services than originally anticipated. Solectron, a firm that manufactures on contract to various technical companies, also had a substantial impact. In addition to its exposure to the telecommunications slowdown, Solectron suffered from several very poorly timed acquisitions, which it had to integrate while demand was falling. Nonetheless, the acquisitions will strengthen its position when demand recovers.

The Portfolio's media holdings, notably AOL-Time Warner and USA Networks, contributed positively to its return. Both holdings were buoyed by gains at the end of the year when investors began to look ahead to the recovery of advertising spending as the economy improves.


$10,000 INVESTED OVER 10 YEARS

                                     [CHART]

               $24,531 Global        $25,409 Lipper             $21,703 MSCI
                 Portfolio(1)       (VIP) Global Avg.(2)         World Index(3)
                 ----------         --------------------        ---------------
Dec/1991          10,000.00              10,000.00               10,000.00
                   9,991.14              10,174.60                9,347.80
Dec/1992           9,657.90               9,927.10                9,477.37
                  10,979.20              11,433.20               10,913.80
Dec/1993          13,824.40              13,611.50               11,610.00
                  13,287.80              13,537.10               12,031.40
Dec/1994          13,148.90              13,477.70               12,199.30
                  14,391.60              14,123.00               13,314.90
Dec/1995          15,236.60              15,113.70               14,727.10
                  16,798.30              16,409.60               15,770.30
Dec/1996          18,237.20              17,621.60               16,712.10
                  20,514.00              20,065.60               19,282.90
Dec/1997          19,509.50              20,032.30               19,346.50
                  23,282.20              22,861.90               22,566.70
Dec/1998          24,402.20              23,402.90               24,055.10
                  26,779.30              25,663.80               26,102.40
Dec/1999          36,180.70              32,751.30               30,053.20
                  35,823.00              33,289.60               29,285.10
Dec/2000          29,784.50              30,043.60               26,092.70
                  27,212.90              27,054.60               23,341.20
Dec/2001          24,531.10              25,408.70               21,702.90


/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Global Average is calculated by
    Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

Money Market Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Prudential Investment Management, Inc.

We expect the Federal Reserve's (the Fed) aggressive short-term interest-rate cuts to revive economic growth in the United States during 2002. Meanwhile, the economy apparently remains in the doldrums, and corporate credit quality remains under pressure. This state of affairs underscores the need to continue our conservative approach to corporate credit selection.


PERFORMANCE SUMMARY

                                    Six                                       7-Day Current
Average Annual Returns             Month    1-Year  3-Year   5-Year  10-Year  Net Yield/1/*
----------------------             -----    ------  ------   ------  -------  -------------
Money Market Portfolio/1/          1.54%     4.22%    5.14%   5.24%    4.80%      1.89%
Lipper (VIP) Money Market Avg./2/  1.33%     3.73%    4.82%   4.96%    4.54%       N/A

Money Market Portfolio inception date: 5/13/83. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

The Prudential Series Fund Money Market Portfolio returned 4.22% in 2001, compared with a 3.73% return reported by its benchmark Lipper Average. On December 31, 2001, the Portfolio's seven-day current net yield was 1.89%, down from 3.83% on June 26, 2001.

An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.


PERFORMANCE REVIEW

The Fed reduced short-term interest rates 11 times in 2001 in an effort to revitalize a U.S. economy that had lapsed into a recession for the first time in a decade. These moves pushed short-term rates below 2.00% for the first time in 40 years. Consequently, money market yields fell dramatically, driving prices of money market securities sharply higher.

In this declining interest-rate environment, we stuck with our strategy of primarily purchasing money market securities designed to position the Portfolio's weighted average maturity (WAM) longer than that of the average comparable fund. (WAM measures a fund's sensitivity to changes in the level of interest rates. It considers the maturity and quantity of each security held by a fund.) Having a longer-than-average WAM enabled the Portfolio's yield to remain higher for a longer period of time as money market yields fell in 2001.


SEVEN-DAY CURRENT NET YIELDS*

                                    [CHART]

                                     1.89% Money          1.45% Average
                                Market Portfolio(1)     Money Market Fund(3)
                                -------------------   ----------------------
Dec/00                               6.26                      5.89
                                     5.68                      5.87
                                     6.23                      5.77
                                     6.17                      5.65
                                     6.06                      5.55
Jan/01                               5.96                      5.47
                                     5.74                      5.29
                                     5.69                      5.19
                                     5.57                      5.09
Feb/01                               5.42                      5.03
                                     5.40                      4.94
                                     5.24                      4.86
                                     5.20                      4.77
Mar/01                               5.08                      4.60
                                     4.85                      4.56
                                     4.83                      4.48
                                     4.80                      4.43
Apr/01                               4.75                      4.31
                                     4.68                      4.21
                                     4.59                      4.11
                                     4.48                      3.99
                                     4.31                      3.82
May/01                               4.20                      3.73
                                     4.13                      3.69
                                     4.04                      3.61
                                     3.92                      3.54
Jun/01                               3.83                      3.46
                                     3.65                      3.40
                                     3.74                      3.32
                                     3.68                      3.26
                                     3.61                      3.21
Jul/01                               3.45                      3.19
                                     3.50                      3.13
                                     3.47                      3.10
                                     3.47                      3.05
Aug/01                               3.42                      2.98
                                     3.39                      2.96
                                     3.36                      2.93
                                     3.32                      2.85
Sep/01                               2.98                      2.58
                                     2.93                      2.57
                                     2.88                      2.38
                                     2.83                      2.27
                                     2.77                      2.17
Oct/01                               2.66                      2.09
                                     2.60                      2.02
                                     2.56                      1.87
                                     2.45                      1.78
Nov/01                               2.34                      1.73
                                     2.28                      1.69
                                     2.20                      1.60
                                     2.07                      1.52
                                     1.95                      1.47
Dec/01                               1.89                      1.45



  * Weekly seven-day current net yields of the Money Market Portfolio and the iMoneyNet First and Second Tier General Purpose Retail universe as of 12/31/2001.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Source: Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ Source: iMoneyNet, Inc. as of 12/31/2001, based on 337 funds in the iMoneyNet General Purpose Universe.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

Prudential Jennison Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Jennison Associates LLC

Although there is still heightened uncertainty and concerns about deteriorating business conditions, we believe that economic recovery in the United States will be well underway by mid-2002. The United States government is currently ahead of the rest of the world in providing monetary and fiscal stimuli to its economy, which remains flexible and resilient. U.S. corporations are likely to recover faster than their international counterparts because they were quicker to suspend their spending on new capacity and to reduce their excess inventory. They will have to increase spending to meet the growing demand for goods. Strong personal income gains sustained consumer spending.


PERFORMANCE SUMMARY

                                              Six                                    Since
Average Annual Returns                       Month       1-Year   3-Year   5-Year  Inception*
----------------------                       ------      ------   ------   ------  ----------

Prudential Jennison Portfolio (Class I)/1/   -6.10%     -18.25%   -1.34%   11.70%   14.66%
Lipper (VIP) Large-Cap Growth Funds Avg./2/  -9.07%     -21.88%   -2.84%    8.75%   12.70%
Russell 1000(R) Growth Index/3/              -7.21%     -20.42%   -6.32%    8.27%   12.90%
S&P 500 Index/4/                             -5.56%     -11.88%   -1.03%   10.70%   14.66%

Prudential Jennison Portfolio (Class I) inception date: 4/25/95.


Although the Prudential Series Fund Prudential Jennison Portfolio (Class I) declined 18.25% in 2001, the Lipper (VIP) Large-Cap Growth Funds Average fell a substantial three percentage points more for the year ended December 31, 2001. These results reflected the poor environment for growth investing.


PERFORMANCE REVIEW

Consumer spending was the strongest component of the U.S. economy in 2001, and several of the Portfolio's investments in consumer-oriented stocks such as Gillette, Pepsi, and other retailers made positive contributions to its return. Wal-Mart Stores made a particularly large contribution. Media stocks such as AOL Time Warner and Walt Disney also benefited from consumer spending. In addition, toward the end of the year, investors began to anticipate an increase in advertising spending as the U. S. economy recovers.

The largest contributions by individual companies came from three computer companies whose earnings growth appears strongly based--Microsoft, IBM, and Dell Computer. However, the Portfolio's technology holdings that are related to large computer networks or telecommunications posted large declines. These included Nokia, Sun Microsystems, Cisco Systems, EMC, and JDS Uniphase.

Some banks, including MBNA, made positive contributions, but financial institutions exposed to capital market conditions were among the poorer performers. American Express was hurt by the decline in travel after September 11.

Several healthcare holdings also were among the positive contributors, including Johnson & Johnson, Sepracor, and Abbott Laboratories.

The Portfolio's energy stocks--most notably the oil service companies Halliburton and Schlumberger--were among its poorest performers.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

        $24,972 Prudential Jennison       $22,905 Lipper (VIP)      $24,888 S&P
          Portfolio (Class I)(1)    Large-Cap Growth Funds Avg.(2)  500 Index(3)
          ----------------------    ------------------------------  ------------
Apr/1995          10,000.00                    10,000.00               10,000.00
                  11,275.70                    10,907.90               10,640.20
Dec/1995          12,556.30                    12,291.30               12,176.00
                  13,494.30                    13,608.80               13,404.50
Dec/1996          14,361.80                    14,712.80               14,969.80
                  16,801.00                    17,044.90               18,053.20
Dec/1997          18,916.10                    18,702.50               19,962.40
                  22,840.80                    22,583.80               23,500.10
Dec/1998          26,001.60                    25,130.30               25,671.40
                  29,972.30                    28,592.90               28,846.10
Dec/1999          36,975.00                    34,836.50               31,071.00
                  38,446.60                    35,630.70               30,938.40
Dec/2000          30,549.10                    29,197.30               28,243.00
                  26,595.30                    25,128.70               26,352.70
Dec/2001          24,972.50                    22,905.40               24,888.80


  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Russell 1000(R) Growth Index contains those securities in the Russell
    1000 Index with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Aggressive Growth Asset Allocation Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Prudential Investments LLC

The SP Aggressive Growth Asset Allocation Portfolio comprises seven component portfolios that together cover the global stock market with both value and growth investing strategies.


PERFORMANCE SUMMARY
                                                      Six               Since
Average Annual Returns                               Month    1-Year  Inception*
                                                    ------   -------  ----------
SP Aggressive Growth Asset Allocation Portfolio/1/  -8.06%   -17.92%    -18.84%
Lipper (VIP) Multi-Cap Core Funds Avg./2/           -6.40%   -12.94%    -15.14%
Aggressive Growth AA Custom Blended Index/3/        -6.10%   -12.46%    -16.17%
S&P 500 Index/4/                                    -5.56%   -11.88%    -15.32%

SP Aggressive Growth Asset Allocation Portfolio inception date: 09/22/2000.


SP Aggressive Growth Asset Allocation Portfolio returned -17.92% for the year ended December 31, 2001, as growth stocks and foreign stocks, the asset classes most sensitive to an economic slowdown, declined sharply.


PERFORMANCE REVIEW

A slowing global economy provided a poor environment for aggressive growth investors. The economic sectors that had been providing the impetus for growth were among the sectors hit hardest by the slowdown. This decline in profitability was reflected in share prices. All the component portfolios of the Portfolio declined, except the SP Small/Mid-Cap Value Portfolio, which had a small gain.

The international stocks that make up about 35% of the Portfolio's holdings accounted for about half of its negative return. The impact of poor foreign markets, as measured by the benchmark Morgan Stanley Capital International
(MSCI) Europe, Australia, Far East (EAFE) Index, was exacerbated by the underperformance of the Portfolio's SP Jennison International Growth Portfolio. Its return was hurt by its growth style, and particularly by its focus on technology, media, and telecommunications stocks.

U.S. stocks--both growth and value--held up better than the international equity markets. However, the disadvantage of a growth style in this year's environment showed up across the different capitalization levels. All of the growth components of the Portfolio--and their benchmarks--dropped substantially. The impact of these declines was mitigated somewhat because all of the Portfolio's growth components performed at or above their respective benchmarks.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

               $7,662 SP Aggressive Growth/              $8,123 S&P
                Asset Allocation Portfolio(1)            500 Index(3)
                -----------------------------            ------------
Sep/2000                  10,000.00                       10,000.00
Dec/2000                   9,335.32                        9,218.11
Jun/2001                   8,333.91                        8,601.15
Dec/2001                   7,662.24                        8,123.36


  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Aggressive Growth AA Custom Blended Index consists of Russell 1000(R)
    Value Index (20%), Russell 1000(R) Growth Index (20%), Russell 2500/TM/ Value Index (12.5%), Russell Mid-Cap(R) Growth Index (12.5%), and MSCI EAFE Index (35%).

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP A I M Aggressive Growth Portfolio
--------------------------------------------------------------------------------


MANAGED BY
A I M Capital Management, Inc.

Many economic indicators have begun to show signs of stabilization and point to an improving economic landscape. While we recognize that a few drags on the economy remain, e.g., consumer debt burden, a post-technology bubble environment, deflation risk, etc., the evidence pointing to a recovery in 2002 outweigh the lingering drags, and we believe that U.S. GDP growth will be positive in the second half of 2002.


PERFORMANCE SUMMARY
                                             Six                     Since
Average Annual Returns                      Month     1-Year       Inception*
                                           -------    -------      ----------
SP A I M Aggressive Growth Portfolio/1/    -13.35%    -24.53%       -28.74%
Lipper (VIP) Mid-Cap Growth Funds Avg./2/  -11.67%    -23.31%       -32.40%
Russell 2500/TM/ Index/3/                   -2.53%      1.22%        -2.00%
Russell 2500/TM/ Growth Index/4/            -8.18%    -10.75%       -23.14%

SP A I M Aggressive Growth Portfolio inception date: 09/22/2000.


Over the 12 months ended December 31, 2001, the SP A I M Aggressive Growth Portfolio posted a return of -24.53% versus a return of -10.75% for the Russell 2500/TM/ Growth Index. In comparison, over the same period, the Russell 2500/TM/ Index--which measures the performance of the 2,500 smallest companies in the Russell 3000 Index--returned 1.22%. The Portfolio posted positive returns in the consumer discretionary, materials, and utilities sectors.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.


PERFORMANCE REVIEW

An underweight position in the telecommunication sector was the largest positive contributor to relative performance. Superior stock selections in the utilities and materials sectors were also positive contributors to relative performance. The largest detractor from relative performance was stock selection in the information technology sector. And, while returns in the consumer discretionary sector were positive, stock selection relative to the benchmark also detracted from performance.

The year 2001 ended with value stocks strongly outperforming growth stocks for the full year. However, since the market lows in late September, the performance differential between growth and value has narrowed as growth stocks have outperformed value issues. Large-cap growth stocks were hit hardest during the year, with small-cap value-oriented stocks being the best performers.

The Portfolio benefited from a recovery in the technology sector and in small-cap stocks in general late in the year. Technology, industrials, and healthcare remain the top areas of sector exposure in the Portfolio. Managers have made efforts to move away from the retail apparel industry and put assets into the services sector of the economy, such as restaurants, as Americans return to their normal routines. Managers have been investing more in core growth holdings, than in momentum holdings, as core growth stocks are more resilient than momentum stocks in periods of economic uncertainty. Core stocks also lowered the portfolios overall volatility.


$10,000 INVESTED SINCE INCEPTION*

                                     [CHART]

                               $6,490 SP AIM Aggressive  $7,191 Russell 2500(TM
                                    Growth Portfolio(1)       Growth Index(4)
                                    -------------------       ---------------
Sept/2000                               10,000.00               10,000.00
Dec/2000                                 8,600.00                8,065.08
Jun/2001                                 7,490.00                7,832.44
Dec/2001                                 6,490.00                7,191.34


  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges.
    If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Mid-Cap Growth Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Russell 2500/TM/ Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

/4/ The Russell 2500/TM/ Growth Index measures the performance of the those Russell 2500/TM/ companies with higher price-to-book ratios and higher forecasted growth values.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP A I M Growth and Income Portfolio
--------------------------------------------------------------------------------


MANAGED BY
A I M Capital Management, Inc.

Currently, the SP A I M Growth & Income Portfolio holds approximately 135 stocks. In the past six months, we have diversified the Portfolio across more names so that the Portfolio is well positioned for an economic and earnings recovery. We continue to look for stocks that have the quickest and most sustainable earnings growth that are paying dividends, and increasing their dividends with regularity.

PERFORMANCE SUMMARY

                                                 Six                     Since
   Average Annual Returns                       Month       1-Year    Inception*
   ----------------------                      -------      ------    ----------

   SP A I M Growth and Income Portfolio/1/     -10.08%      -22.68%      -28.53%
   Lipper (VIP) Large-Cap Core Funds Avg./2/    -6.06%      -13.03%      -15.58%
   Lipper (VIP) Large-Cap Growth Funds Avg./3/  -9.07%      -21.88%      -28.52%
   Russell 1000(R) Index/4/                     -5.81%      -12.45%      -16.74%
   S&P 500 Index/5/                             -5.56%      -11.88%      -15.32%

SP A I M Growth and Income Portfolio inception date: 09/22/2000. Although Lipper classifies the Portfolio within the Large-Cap Growth Funds Average, the returns for the Large-Cap Core Funds Average are also shown, because the management of the portfolios included in the Large-Cap Core Funds Average are more consistent with the management of the Portfolio.

The SP A I M Growth and Income Portfolio underperformed its benchmark with a return of -22.68% compared to -11.88% for the S&P 500 Index for the year ended December 31, 2001. For comparison purposes, the Russell 1000(R) Index, which is composed of 1,000 of the largest capitalized U.S.-domiciled companies, returned -12.45% over the same period.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

PERFORMANCE REVIEW

While most sectors suffered during an exceptionally turbulent year, technology and financials were hit especially hard and detracted from performance as the Portfolio was overweight in both sectors compared to the benchmark.

Conversely, investments for the Portfolio in the consumer discretionary and consumer staples sectors added value relative to the benchmark during the year. The Portfolio's weight in consumer discretionary was in line with its benchmark, while consumer staples was underweighted.

As growth style stocks came back into favor in the market during the final quarter of 2001, our disciplined investment approach of selecting stocks with core growth helped the Portfolio outperform the benchmark. The strongest sectors for the Portfolio during the last quarter of 2001 were information technology, financials, and consumer discretionary.

Managers remained overweighted in all three sectors during the third and fourth quarters. In particular, diversified financial services, apparel & accessories, and hotels performed well, while the utilities sector detracted from performance for the quarter.


$10,000 INVESTED SINCE INCEPTION*

                                     [CHART]

                               $6,514 SP AIM Growth and       $8,123 S&P 500
                                    Income Portfolio(1)             Index(2)
                                    -------------------       --------------
Sept/2000                               10,000.00               10,000.00
Dec/2000                                 8,425.80                9,218.11
Jun/2001                                 7,244.99                8,601.15
Dec/2001                                 6,514.48                8,123.36

    * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

  /1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2,3/ The Lipper Variable Insurance Products (VIP) Large-Cap Core and Large-Cap
      Growth Funds Averages are calculated by Lipper, Inc., and reflect the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

  /4/ The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  /5/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Alliance Large Cap Growth Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Alliance Capital Management, L.P.

Capital spending, especially for technology, is clearly the key to the future economic path as the consumer and housing have already played their part in holding this recession to a shallow one.


PERFORMANCE SUMMARY
                                              Six                  Since
Average Annual Total Returns                 Month     1-Year    Inception*
                                             -----     ------    ----------
SP Alliance Large Cap Growth Portfolio/1/   -4.69%     -14.47%      -21.71%
Lipper (VIP) Multi-Cap Core Funds Avg./2/   -6.40%     -12.94%      -15.14%
Lipper (VIP) Large-Cap Growth Funds Avg./3/ -9.07%     -21.88%      -28.52%
Russell 1000(R) Index/4/                    -5.81%     -12.45%      -16.74%
Russell 1000(R) Growth Index/5/             -7.21%     -20.42%      -31.26%

SP Alliance Large Cap Growth Portfolio inception date: 09/22/2000. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large-Cap Growth Funds Average are also shown, because the management of the portfolios included in the Large-Cap Growth Funds Average are more consistent with the management of the Portfolio.

The SP Alliance Large Cap Growth Portfolio returned -14.47% over the 12 months ended December 31, 2001, compared to the Russell 1000(R) Growth Index's return of -20.42%. For additional comparison purposes, the Russell 1000(R) Index, a capitalization-weighted, price-only index that comprises 1,000 of the largest capitalized U.S.-domiciled companies--returned -12.45%. The Portfolio's outperformance of the Russell 1000(R) Growth Index is attributable to favorable stock selection in the financial services sector, specifically Citigroup, Freddie Mac, and MBNA.

Performance also benefited from an overweight position in the consumer discretionary and integrated oils sectors. The Portfolio was negatively impacted by the poor performance of the technology sector and, despite an underweight, unfavorable stock selection in the sector.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.


PERFORMANCE REVIEW

Financial services performed well in 2001, as they were able to generate larger lending profits assisted by the 11 interest-rate cuts by the U.S. Federal Reserve. To many investors' surprise, financial services also benefited from lower-than-expected credit losses, since consumers were spared in the economic downturn. Within consumer discretionary, discount retailer and home improvement stores rose.

Despite consumer confidence dropping immediately after September 11, it rebounded in time for many retailers to experience better-than-expected holiday sales. Technology was impacted by a sharp decline in capital spending as companies took a more cautious approach to capital expenditures, but the sector rallied in the fourth quarter. Finally, media and entertainment stocks fell as advertising spending continued to slow throughout 2001.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                             $7,318 SP Alliance Large    $6,259 Russell 1000(R)
                                Cap Growth Portfolio(1)       Growth Index(5)
                                -----------------------       ---------------
Sep/2000                               10,000.00               10,000.00
Dec/2000                                8,556.29                7,865.49
Jun/2001                                7,678.62                6,745.41
Dec/2001                                7,318.22                6,259.10


    * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

  /1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2,3/ The Lipper Variable Insurance Products (VIP) Multi-Cap Core and Large-Cap
      Growth Funds Averages are calculated by Lipper, Inc., and reflect the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

  /4/ The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  /5/ The Russell 1000(R) Growth Index measures the performance of Russell
      1000(R) companies with higher price-to-book ratios.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Alliance Technology Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Alliance Capital Management, L.P.

Strong stock selection and risk management drove the Portfolio's results. Large positions in high visibility companies such as eBay, AOL Time Warner, and the computer services companies, along with positions in share gainers such as Dell, helped to offset weakness in software and communications-related companies for the year as a whole.


PERFORMANCE SUMMARY

                                               Six                     Since
Average Annual Total Returns                  Month      1-Year      Inception*
-----------------------------                 -----      ------      ----------
SP Alliance Technology Portfolio/1/         -12.29%      -25.07%      -35.49%
Lipper (VIP) Specialty/Misc. Funds Avg./2/   -9.32%      -21.29%      -27.50%
Nasdaq Composite Index/3/                    -9.74%      -21.05%      -39.73%
S&P Supercomposite 1500 Technology Index/4/  -9.05%      -22.16%      -39.58%
S&P 500 Index/5/                             -5.56%      -11.88%      -15.32%

SP Alliance Technology Portfolio inception date: 09/22/2000.


The -25.07% return of the SP Alliance Technology Portfolio underperformed the -21.05% return on the Nasdaq Composite Index over the 12 months ended December 31, 2001. For additional comparison purposes, the S&P Supercomposite 1500 Technology Index returned -22.16% over the same period.


PERFORMANCE REVIEW

As fundamentals and the economy appeared to weaken in 2001, we maintained a relatively high cash position. In the late summer/early fall, the Portfolio took advantage of this to increase its exposure to semiconductor stocks, and it was well-positioned as investors began to anticipate an improving economy in 2002.

Fourth-quarter results saw similar dynamics to those of the full year as relative outperformance was driven by (1) companies with high visibility, including eBay and First Data; (2) those gaining share, including Dell and Nokia; and (3) a larger semiconductor weight (23% of the Portfolio at year-end). Companies with exposure to communications equipment saw continued pressure that detracted from performance.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                                 $5,716 SP Alliance           $5,310 Nasdaq
                                Technology Portfolio(1)     Composite Index(3)
                                -----------------------     ------------------
Sep/2000                             10,000.00                 10,000.00
Dec/2000                              7,628.53                  6,726.49
Jun/2001                              6,517.28                  5,883.60
Dec/2001                              5,716.39                  5,310.36


   * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Nasdaq Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

 /1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

 /2/ The Lipper Variable Insurance Products (VIP) Specialty/Misc. Funds
     Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/ The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The Index is value-market-weighted.

 /4/ The S&P Supercomposite 1500 Technology Index is a capitalization-weighted index designed to measure the performance of the technology component of the S&P 500 Index, which is an index of 500 large-capitalization stocks.

 /5/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Balanced Asset Allocation Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Prudential Investments LLC

The SP Balanced Asset Allocation Portfolio comprises nine component portfolios. Forty percent of its assets are invested in U.S. bonds. Sixty percent are invested in seven portfolios that together cover the global stock market with both value and growth investing strategies.


PERFORMANCE SUMMARY

                                             Six                    Since
Average Annual Returns                      Month    1-Year       Inception*
----------------------                     ------    ------       ----------
SP Balanced Asset Allocation Portfolio/1/  -2.03%    -5.99%         -5.79%
Lipper (VIP) Balanced Funds Avg./2/        -1.47%    -2.87%         -2.87%
Balanced AA Custom Blended Index/3/        -2.00%    -2.97%         -5.95%
S&P 500 Index/4/                           -5.56%   -11.88%        -15.32%

SP Balanced Asset Allocation Portfolio inception date: 09/22/2000.



The SP Balanced Asset Allocation Portfolio returned -5.99% for the year ended December 31, 2001. The positive returns of its bonds and small/mid-cap value holdings were outweighed by falling markets in its other asset classes.


PERFORMANCE REVIEW

A poor global economy led to sharp drops in corporate profitability and a corresponding decline in share prices. However, the U.S. Federal Reserve acted very decisively to reduce interest rates in order to stimulate the economy. Declining interest rates increase the value of bonds. Thus, 2001 was a very good year for bond investing, and a very poor one for stocks.

Both of the bond portfolios that make up 40% of the Portfolio's assets had positive returns. The benefit was reduced because the SP PIMCO High Yield Portfolio substantially underperformed its benchmark. The SP Small/Mid-Cap Value Portfolio also underperformed its benchmark, and its positive contribution was even less because of its much smaller allocation.

All of the other asset classes in the Portfolio had negative returns, both the Portfolio's components and their benchmarks. Most of the Portfolio's components performed in line with their respective benchmarks, except the SP Davis Value and SP Jennison International Growth Portfolios, which had substantial underperformances.

The larger allocation to large-cap value stocks meant that the smaller underperformance of the former had about the same impact as the much larger underperformance of the latter. However, the SP Jennison International Growth Portfolio invests in a growth style, which was greatly disadvantaged in 2001, while the international benchmark--the MSCI EAFE Index--is style-neutral. The Portfolio's return was hurt particularly by its focus on technology, media, and telecommunications stocks.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                                $9,267 SP Balanced|Asset           $8,123
                                Allocation Portfolio(1)        S&P 500 Index(4)
                                -----------------------       -----------------
Sep/2000                             10,000.00                  10,000.00
Dec/2000                              9,857.53                   9,218.11
Jun/2001                              9,459.46                   8,601.15
Dec/2001                              9,267.46                   8,123.36


   * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

 /1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

 /2/ The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/ The Balanced AA Custom Blended Index consists of Russell 1000(R) Value
     Index (17.5%), Russell 1000(R) Growth Index (17.5%), Russell 2500/TM/ Value Index (7.5%), Russell Mid-Cap(R) Growth Index (7.5%), Lehman Aggregate Bond Index (25%), Lehman Intermediate BB Corporate Index (15%), and MSCI EAFE Index (10%).

 /4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Conservative Asset Allocation Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Prudential Investments LLC

The SP Conservative Asset Allocation Portfolio comprises seven component portfolios. Sixty percent of its assets are invested in U.S. bonds. Forty percent are invested in four portfolios that cover both large caps and small/midcaps with both value and growth investing strategies.


PERFORMANCE SUMMARY

                                                    Six                Since
Average Annual Returns                             Month    1-Year   Inception*
----------------------                             -----    ------   ----------
SP Conservative Asset Allocation Portfolio/1/      0.76%    -0.23%        0.47%
Lipper (VIP) Income Funds Avg./2/                 -0.16%    -0.28%        0.70%
Conservative AA Custom Blended Index/3/            0.08%     1.68%       -0.63%
S&P 500 Index/4/                                  -5.56%   -11.88%      -15.32%

SP Conservative Asset Allocation Portfolio inception date: 09/22/2000.


The SP Conservative Asset Allocation Portfolio returned -0.23% for the year ended December 31, 2001. The positive returns of its bonds and small/mid cap value holdings were outweighed by falling markets in its other asset classes.


PERFORMANCE REVIEW

A poor global economy led to sharp drops in corporate profitability and a corresponding decline in share prices. However, the U.S. Federal Reserve acted decisively to reduce interest rates in order to stimulate the economy. Declining interest rates increase the value of bonds. Thus, 2001 was a very good year for bond investing, and a very poor one for stocks.

Both of the bond portfolios that make up 60% of the Portfolio's assets had positive returns. The potential benefit of these rising markets was reduced because the SP PIMCO High Yield Portfolio substantially underperformed its benchmark. The SP Small/Mid-Cap Value Portfolio also underperformed its benchmark, and its positive contribution had even less impact because it has only a 5% allocation.

All of the other asset classes in the Portfolio had negative returns, both the Portfolio's components and their benchmarks. Most of the Portfolio's components performed in line with their respective benchmarks, except the SP Davis Value.Portfolio They attribute their underperformance to their discipline of avoiding highly cyclical and capital-intensive businesses, which they view as less attractive over the long term, in favor of high-quality, growing companies. Some of their holdings had notable earnings disappointments.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                                 $10,060 SP Conservative            $8,123
                             Asset Allocation Portfolio(1)      S&P 500 Index(4)
                             -----------------------------      ----------------
Sep/2000                                10,000.00                   10,000.00
Dec/2000                                10,083.50                    9,218.11
Jun/2001                                 9,984.54                    8,601.15
Dec/2001                                10,060.40                    8,123.36


  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Income Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Conservative AA Custom Blended Index consists of Russell 1000(R) Value
    Index (15%), Russell 1000(R) Growth Index (15%), Russell 2500/TM/ Value Index (5%), Lehman Aggregate Bond Index (40%), Lehman Intermediate BB Corporate Index (20%), and Russell Mid-Cap Growth Index (5%).

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Davis Value Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Davis Selected Advisers, L.P.

The year 2001 was a challenging one for equity investors. Throughout the year, stock market prices were volatile due to uncertainty surrounding the near-term direction and health of the U.S. economy, and fear provoked by the tragedy of September 11. However, in the fourth quarter, the U.S. stock market recovered some of its losses from previous quarters in spite of U.S. military action overseas and the notable financial failure of Enron, one of America's largest energy companies.


PERFORMANCE SUMMARY

                                               Six                     Since
Average Annual Returns                         Month      1-Year     Inception*
----------------------                        ------     -------     ----------
SP Davis Value Portfolio/1/                   -4.50%     -10.46%         -7.08%
Lipper (VIP) Large-Cap Value Funds Avg./2/    -4.97%      -5.98%         -1.00%
Russell 1000(R) Value/3/                      -4.39%      -5.59%         -1.76%
S&P 500 Index/4/                              -5.56%     -11.88%        -15.32%

SP Davis Value Portfolio inception date: 09/22/2000.


The SP Davis Value Portfolio posted a return of -10.46% for the 12 months ended December 31, 2001, outperforming the -11.88% return of the S&P 500 Index. In contrast, it underperformed the Russell 1000(R) Value Index--a recognized measure of value stock performance--which returned -5.59%. The underperformance of the Fund versus its benchmark can be first attributed to our discipline of avoiding highly cyclical and capital-intensive businesses, which we view as less attractive over the long term, in favor of high-quality, growing companies. Second, there were some notable disappointments in positions such as Tellabs, Providian, Lucent, and American Express.


PERFORMANCE REVIEW

The Portfolio maintained long-term strategic investments in financial, capital goods, consumer cyclicals, and select pharmaceutical companies throughout 2001. These allocations reflect long-term investment themes based on the strong influences of demographic trends, globalization, consolidation, and business capital spending trends. Our allocation to technology, by contrast, decreased in 2001 as a result of active paring and declines in technology shares.

Over the course of the year, we added to, and trimmed positions in, the healthcare sector tactically as valuation and fundamentals dictated. It is important to recognize that we have chosen to maintain exposures to businesses that we believe will fare better over full market cycles rather than attempt to rotate from sector to sector in the short term.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                                         $9,106 SP Davis        $8,123
                                      Value Portfolio(1)     S&P 500 Index(4)
                                      -----------------      ----------------
Sep/2000                                     10,000.00           10,000.00
Dec/2000                                     10,168.90            9,218.11
Jun/2001                                      9,534.13            8,601.15
Dec/2001                                      9,105.50            8,123.36


  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Value Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Russell 1000(R) Value Index contains those securities in the Russell
    1000(R) Index with a less-than-average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Deutsche International Equity Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Deutsche Asset Management, Inc.

Back-to-back negative years for equity markets is a rare phenomenon. However, the stunning correction that began in April 2000 may have found its trough shortly following the tragic events of September 11. While 2001 delivered negative returns, the sharp rebound in the closing months of the year provides encouragement that the worst may be over.


PERFORMANCE SUMMARY

                                                   Six                  Since
Average Annual Returns                            Month     1-Year    Inception*
----------------------                            ------    -------   ----------
SP Deutsche International Equity Portfolio/1/     -9.89%    -22.07%      -21.12%
Lipper (VIP) International Funds Avg./2/          -8.37%    -21.48%      -20.77%
MSCI EAFE Index/3/                                -8.00%    -21.44%      -19.33%

SP Deutsche International Equity Portfolio inception date: 09/22/2000.


The SP Deutsche International Equity Portfolio returned -22.07% over the 12 months ended December 31, 2001. The Portfolio underperformed its benchmark, the MSCI EAFE Index. The deep value-oriented investment style, favored for much of calendar year 2000, extended into 2001 before the events of September 11 triggered sharply higher market volatility. In October 2001, information technology and economically sensitive stocks moved higher in anticipation of a V-shaped rebound, despite the absence of any indication that economic recovery was on the horizon. The Portfolio was underweighted in telecommunications and in some of the more cyclical sectors.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.


PERFORMANCE REVIEW

During the year, the Portfolio held an overweight position in energy. While this benefited the Portfolio during the first half of the year, energy stocks sold off over increased concerns related to exposure to Enron.

We maintained our preference for continental European equities as structural reforms and supportive tax policies continued to underpin economic growth there. We continued to remain underweighted in Japan during the year, which benefited performance. For the year ended December 31, 2001, Japan's equity market fell -29.40% in U.S. dollar terms, as measured by the MSCI Japan Index.

We believe we have finally entered a period when growth at a reasonable price
(GARP) investing should prevail in equity markets. The "bubble" experience in 1999, wherein investors paid irrational prices for "new economy" stocks offering questionable growth, and paid any price for slow or no-growth "old economy" stocks in 2000, may well be behind us. Thus, we intend to continue to make visibility of earnings, free cash flow generation, business prospects and management focus central to the Portfolio's investment thesis for the foreseeable future. We believe the combination of attractive valuations and predictable earnings growth should combine into a winning formula for long-term capital appreciation in this otherwise uncertain economic environment.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                                       $7,388 SP Deutsche           $7,645 MSCI
                             International|Equity Portfolio(1)     EAFE Index(3)
                             ---------------------------------     -------------
Sep/2000                                  10,000.00                  10,000.00
Dec/2000                                   9,480.00                   9,731.66
Jun/2000                                   8,199.17                   8,309.94
Dec/2000                                   7,388.21                   7,644.93


  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or MSCI EAFE Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
    (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Growth Asset Allocation Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Prudential Investments LLC

The SP Growth Asset Allocation Portfolio comprises nine component portfolios. Eighty percent of its assets are invested in seven portfolios that together cover the global stock market with both value and growth investing strategies. Twenty percent are invested in U.S. bonds.


PERFORMANCE SUMMARY

                                                  Six                 Since
Average Annual Returns                          Month      1-Year  Inception*
----------------------                          -----      ------  ----------
SP Growth Asset Allocation Portfolio/1/        -4.75%     -11.77%    -12.60%
Lipper (VIP) Multi-Cap Core Funds Avg./2/      -6.40%     -12.94%    -15.14%
Growth AA Custom Blended Index/3/              -4.54%      -8.47%    -11.50%
S&P 500 Index/4/                               -5.56%     -11.88%    -15.32%

SP Growth Asset Allocation Portfolio inception date: 09/22/2000.


The SP Growth Asset Allocation Portfolio returned -11.77% for the year ended December 31, 2001, reflecting the broad decline of equities, particularly growth stocks, around the world.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.


PERFORMANCE REVIEW

A poor global economy led to sharp drops in corporate profitability and a corresponding decline in share prices. However, the U.S. Federal Reserve acted very decisively to reduce interest rates in order to stimulate the economy. Declining interest rates increase the value of bonds. Thus, 2001 was a very good year for bond investing and a very poor one for stocks.

International stocks accounted for a substantial portion of the Portfolio's negative return. The impact of poor foreign markets, as measured by the benchmark MSCI EAFE Index, was exacerbated by the underperformance of the Portfolio's SP Jennison International Growth Portfolio. Its return was hurt by its growth style, and particularly by its focus on technology, media, and telecommunications stocks.

U.S. stocks held up better than the international equity markets, although all of the growth components of the Portfolio--and their benchmarks--dropped substantially. The impact of these declines was mitigated somewhat because all of the Portfolio's growth components performed at or above their respective benchmarks. Although the Russell 1000(R) Value Index fell less than the Russell 1000(R) Growth Index, the benefit was reduced by the underperformance of the SP Davis Value Portfolio. Davis attributes its underperformance to avoiding highly cyclical and capital-intensive businesses in favor of growing companies. Some of its holdings had notable earnings disappointments.

Both of the Portfolio's bond portfolios had positive returns. The potential benefit of these rising markets was reduced because the SP PIMCO High Yield Portfolio substantially underperformed its benchmark. The SP Small/Mid-Cap Value Portfolio also made a positive contribution, although it also underperformed its benchmark.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                               $8,421 SP Growth Asset           $8,123
                               Allocation Portfolio(1)      S&P 500 Index(4)
                               -----------------------      ----------------
Sep/2000                               10,000.00                10,000.00
Dec/2000                                9,544.41                 9,218.11
Jun/2000                                8,840.31                 8,601.15
Dec/2001                                8,420.74                 8,123.36


   * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

 /1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

 /2/ The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/ The Growth AA Custom Blended Index consists of Russell 1000(R) Value Index
     (22.5%), Russell 1000(R) Growth Index (22.5%), Russell 2500/TM/ Value Index (7.5%), Russell Midcap(R) Growth Index (7.5%), Lehman Aggregate Bond Index (10%), Lehman Intermediate BB Corporate Index (10%), and MSCI EAFE Index (20%).

 /4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP INVESCO Small Company Growth Portfolio
--------------------------------------------------------------------------------


MANAGED BY
INVESCO Funds Group, Inc.

Looking ahead, we continue to be optimistic that the economy will recover in 2002. This has us enthusiastic about the potential for small caps as the historical performance of smaller companies during periods of economic improvement has been strong. But, as we have said in the past, we are particularly optimistic about the Portfolio's prospects over the long term. We continue to believe that our holdings represent market leaders in emerging industries that are capable of growing their businesses at superior rates for the next three to five years.


PERFORMANCE SUMMARY

                                                Six                   Since
Average Annual Returns                         Month     1-Year     Inception*
----------------------                        ------     ------     ----------
SP INVESCO Small Company Growth Portfolio/1/  -7.59%     -17.18%     -24.90%
Lipper (VIP) Small-Cap Growth Funds Avg./2/   -8.16%     -12.40%     -21.64%
Russell 2000(R) Index/3/                      -4.09%       2.49%      -3.69%
Russell 2000(R) Growth Index/4/               -9.26%      -9.23%     -22.74%

SP INVESCO Small Company Growth Portfolio inception date: 09/22/2000.


Over the 12 months ended December 31, 2001, the SP INVESCO Small Company Growth Portfolio returned -17.18% versus the 2.49% return of its benchmark, the Russell 2000(R) Index. In comparison, the Russell 2000(R) Growth Index--which is composed of securities in the Russell 2000(R) Index with a greater-than-average growth orientation--returned -9.23%.

With investors worried about the economy, as well as the uncertainty stemming from the terrorist attacks, the market favored investments believed to be more defensive, such as bonds and value stocks. As a result, growth stocks, which typically possess a more aggressive risk/reward profile, underperformed. This aversion to risk hindered the Portfolio's performance during the year.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.


PERFORMANCE REVIEW

Among the sectors that held back the Portfolio's showing were the technology, telecommunications, basic materials, and industrial areas. Individual holdings that contributed to the Portfolio's underperformance included oil services company Precision Drilling, telecommunications construction company Dycom Industries, and alternative telecommunication services provider Allegiance Telecom.

Meanwhile, the Portfolio enjoyed strong relative performance from its underweighted exposure to energy, which declined in absolute terms, but to a lesser degree than the Index's weighting. In absolute terms, the Portfolio's consumer staples, such as Performance Food Group, performed well, benefiting from the market's rotation to more defensive areas. Elsewhere, the Portfolio's financial services exposure, notably City National Corp., made positive contributions as well, buoyed by the Federal Reserve's rate easing cycle.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                                 $6,940 SP INVESCO Small       $9,541 Russell
                                Company|Growth Portfolio(1)     2000(R) Index(3)
                                ---------------------------     ----------------
Sep/2000                              10,000.00                   10,000.00
Dec/2000                               8,380.00                    9,309.17
Jun/2001                               7,510.00                    9,947.13
Dec/2001                               6,940.00                    9,540.61


   * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

 /1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

 /2/ The Lipper Variable Insurance Products (VIP) Small-Cap Growth Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/ The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

 /4/ The Russell 2000(R) Growth Index comprises securities in the Russell
     2000(R) Index with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Jennison International Growth Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Jennison Associates LLC

We expect to move slowly toward more economically exposed companies as the new calendar year unfolds and before most investors are prepared to commit fully to an economic recovery. However, we are focusing narrowly on the companies we think are best positioned to come out of the downturn strongly--those with good balance sheets and strategic positions.


PERFORMANCE SUMMARY

                                                            Six                 Since
Average Annual Returns                                     Month     1-Year   Inception*
----------------------                                    -------    ------   ----------
SP Jennison International Growth Portfolio (Class I)/1/   -13.54%    -35.64%    -37.67%
Lipper (VIP) International Funds Avg./2/                   -8.37%    -21.48%    -20.77%
MSCI EAFE Index/3/                                         -8.00%    -21.44%    -19.33%

SP Jennison International Growth Portfolio (Class I) inception date: 09/22/2000.


The SP Jennison International Growth Portfolio declined substantially for the year ended December 31, 2001, primarily because growth investing was out of favor on a global basis.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.


PERFORMANCE REVIEW

Technology, media, and telecommunications stocks accounted for a substantial part of the Portfolio's decline. Consumers are adopting new telecommunication services much more slowly than originally anticipated. Colt Telecom Group, by far the largest detractor, focuses on the profitable business of wiring commercial buildings with the most current technology. A few large companies in its business went bankrupt, so investors abandoned the group as a whole. Cable & Wireless (Internet and private telecommunications networks), Vodafone Group, and Sonera (both wireless telephone services) had substantial price declines. Stocks of companies providing the hardware for these services, such as Marconi, Nokia, and Alcatel, also had steep drops. Technological consultants and software firms hurt the Portfolio, particularly Logica, Dimension Data Holdings, and Cap Gemini.

Media companies were hurt by the economic slowdown's consequent reduction of advertising spending. The large publishers Pearson and VNU had the largest impacts on the Portfolio, although neither has extensive exposure to the recession-driven slowdown in advertising.

Li & Fung manages the outsourced manufacturing of apparel for brands such as Limited and Abercrombie & Fitch. Some of the fashion retailers who are its customers were hesitant to take on inventory this year because of concerns that the economic slowdown would hurt spring sales.

Our healthcare holdings, including Sanofi-Synthelabo, H. Lundbeck (both drugs), and Serono (biotechnology), made a positive aggregate contribution. So did some financial positions, including Hana Bank and Marschollek, Lautenschlager (financial consulting for young professionals). Positive contributors among our technology holdings included ASM International (semiconductor equipment) and SAP (software).


$10,000 INVESTED SINCE INCEPTION*

                                     [CHART]

                $5,557 SP Jennison International/         $7,645 MSCI
                   Growth Portfolio (Class I)(1)          EAFE Index(3)
                   -----------------------------          -------------
Sept/2000                    10,000.00                      10,000.00
Dec/2000                      8,672.11                       9,731.66
Jun/2001                      6,436.55                       8,309.94
Dec/2001                      5,556.74                       7,644.93


  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, MSCI EAFE Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
    (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Large Cap Value Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Fidelity Management & Research Company

While we are encouraged by early indications of an economic turnaround, the Portfolio is positioned to potentially perform well despite the direction of the economy over the coming months. We continue to emphasize companies with strong fundamentals, attractive valuations, and good visibility into their businesses. We are also looking for situations with a fair degree of economic leverage, which should perform well coming out of a recession. As always, the Portfolio is managed style-and-sector neutral to the benchmark, and it is expected that a vast majority of the value added will come from stock selection.


PERFORMANCE SUMMARY
                                              Six                   Since
Average Annual Returns                       Month     1-Year     Inception*
----------------------                      ------     ------     ----------
SP Large Cap Value Portfolio/1/             -5.19%     -8.65%         3.34%
Lipper (VIP) Large-Cap Value Funds Avg./2/  -4.97%     -5.98%        -4.97%
Russell 1000(R) Index/3/                    -5.81%     -12.45%       -16.74%
Russell 1000(R) Value Index/4/              -4.39%     -5.59%        -1.76%

SP Large Cap Value Portfolio inception date: 9/22/2000.


For the year ended December 31, 2001, the SP Large Cap Value Portfolio returned -8.65% versus the -5.59% return of the Russell 1000(R) Value Index. For comparison purposes, the Russell 1000(R) Index--a capitalization-weighted, price-only index that comprises 1,000 of the largest capitalized U.S.-domiciled companies--returned -12.45% for the same period.


PERFORMANCE REVIEW

The Portfolio's underperformance was largely due to unfavorable security selection in the financials and utilities sectors. In utilities, an overweighted position in one of the world's largest integrated natural gas and electricity companies that announced bankruptcy, also detracted from performance.

Mitigating a portion of this weakness, however, was judicious stock selection in industrials. The Portfolio's overweight position in several defense companies, such as weapons manufacturers, bolstered performance.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                            $9,576 SP Large            $9,781 Russell 1000(R)
                        Cap Value Portfolio(1)              Value Index(4)
                        ----------------------              --------------
Sep/2000                        10,000.00                     10,000.00
Dec/2000                        10,482.00                     10,359.60
Jun/2001                        10,099.30                     10,229.10
Dec/2001                         9,575.50                      9,780.52


  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Value Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

/4/ The Russell 1000(R) Value Index measures the performance of those Russell
    1000(R) companies with lower price-to-book ratios.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP MFS Capital Opportunities Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Massachusetts Financial Services Company

The market environment that prevailed throughout the past year is one that most equity investors will not recall with fond memories. While we believe the current market environment underscores the importance of maintaining a long-term focus when evaluating investment performance, it can sometimes be little consolation given recent results. That said, we believe the companies in which your fund invests were selected on the basis of their potential for delivering consistent growth over time and their reasonable valuations, attributes that we believe have been the major drivers of the fund's enviable long-term record. However, as recent events have demonstrated, when the market stumbles, it can sometimes drag strong stocks down with the weak.


PERFORMANCE SUMMARY
                                              Six                   Since
Average Annual Returns                       Month     1-Year     Inception*
----------------------                      ------     ------     ----------
SP MFS Capital Opportunities Portfolio/1/   -12.71%    -23.28%     -24.15%
Lipper (VIP) Large-Cap Core Funds Avg./2/   -6.06%     -13.03%     -15.58%
Lipper (VIP) Multi-Cap Core Funds Avg./3/   -6.40%     -12.94%     -15.14%
Russell 1000(R) Index/4/                    -5.81%     -12.45%     -16.74%
S&P 500 Index/5/                            -5.56%     -11.88%     -15.32%

SP MFS Capital Opportunities Portfolio inception date: 09/22/2000. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large-Cap Core Funds Average are also shown, because the management of the portfolios included in the Large-Cap Core Funds Average are more consistent with the management of the Portfolio.


Over the 12 months ended December 31, 2001, the SP MFS Capital Opportunities Portfolio returned -23.28% versus the -11.88% return of its benchmark, the S&P 500 Index. For comparison purposes, the Russell 1000(R) Index, which is composed of 1,000 of the largest capitalized U.S.-domiciled companies, returned -12.45%. The primary cause for the Portfolio's weak results in recent months was its significant weighting in technology, telecommunications, and utility stocks.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.


PERFORMANCE REVIEW

In anticipation of a slowdown in the global economy, we worked hard to identify stocks that we believed would continue to deliver attractive performance. Unfortunately, these companies were punished along with the rest of the growth sector. In the utilities sector, most gas and electric stocks fared poorly.

Despite the recent rally in technology and telecommunications stocks, over the past 12 months the majority of these stocks posted negative returns. Amid ongoing concerns about future earnings and the slowdown in capital spending, some of the biggest detractors to performance included computer software companies such as VERITAS and Oracle. The weak economy and slowdown in spending also hurt telecommunications stocks such as American Tower.

On a more positive note, holdings in banks and financial services stocks, such as Bank of America and Citigroup, helped performance. Lower interest rates, strong balance sheets, and reliable earnings growth helped support these stocks. Other contributors included specialty chemical manufacturer Praxair, paper company Jefferson Smurfit, and multi-industry conglomerate Tyco International.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                          $7,028 SP MFS Capital                 $8,123
                        Opportunities Portfolio(1)          S&P 500 Index(5)
                        --------------------------          --------------
Sep/2000                        10,000.00                      10,000.00
Dec/2000                         9,160.56                       9,218.11
Jun/2001                         8,050.74                       8,601.15
Dec/2001                         7,027.85                       8,123.36


    * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

  /1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2,3/ The Lipper Variable Insurance Products (VIP) Large-Cap Core and
      Multi-Cap Core Funds Averages are calculated by Lipper, Inc., and reflect the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

  /4/ The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  /5/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP MFS Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Massachusetts Financial Services Company

It seemed to us that investors were giving little value to what we believe characterizes a good mid-cap growth company: high market share in a rapidly growing industry. In our experience, these qualities--market share and growth--have been strong drivers of stock prices over the long term, and a market that temporarily undervalues those qualities presents opportunities for long-term investors.


PERFORMANCE SUMMARY

                                             Six                    Since
Average Annual Returns                      Month    1-Year       Inception*
----------------------                     ------    ------       ----------
SP MFS Mid-Cap Growth Portfolio/1/         -14.57%   -20.93%       -18.29%
Lipper (VIP) Mid-Cap Growth Funds Avg./2/  -11.67%   -23.31%       -31.98%
Russell Midcap(R) Index/3/                  -3.74%    -5.62%        -7.27%
Russell Midcap(R) Growth Index/4/           -8.26%   -20.15%       -32.41%

SP MFS Mid-Cap Growth Portfolio inception date: 09/22/2000.


For the 12 months ended December 31, 2001, the SP MFS Mid-Cap Growth Portfolio returned -20.93%. Over the same period, the Portfolio's benchmark, the Russell Midcap Growth Index, returned -20.15%. For comparison purposes, the Russell Midcap Index, which contains the smallest 800 companies in the Russell 1000(R) Index as ranked by total market capitalization returned -5.62%.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.


PERFORMANCE REVIEW

Amid a challenging investment environment, some areas where we had strong concentrations did not perform as well as we had hoped, and some areas in which we were underweight did relatively well. Our large technology weighting hurt performance for much of the period, but most of those holdings came back strongly in the fourth-quarter rally. Although most of our healthcare holdings performed well, we were underweight in this sector, and it outperformed for most of the year.

Elsewhere in technology, we increased some positions during the market downturn immediately following September 11. We then saw most of our technology holdings perform well in the fourth-quarter 2001 rally, which appeared to favor technology stocks. Late in the period, we began to feel that expectation of strong future earnings had become priced into many of these stocks, and that valuations were becoming relatively high. We therefore began to take some profits and reduce our technology holdings.

In the energy area, our holdings at the beginning of the period were in two main areas: oil services companies and U.S. natural gas firms. Due to declining oil prices, we later sold most of our oil services stocks. However, the Portfolio continues to own a large weighting in U.S. natural gas producers, as we believe that there are several factors that will lead to a rise in natural gas prices that may benefit these stocks.

Two new areas of opportunity we added to the Portfolio were selected retailers--CVS, a national drugstore chain, and Kroger, a supermaket chain--and two main players in the satellite television area--EchoStar Communications and Direct TV.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                             $7,728 SP MFS Mid-Cap      $6,129 Russell Midcap(R)
                              Growth Portfolio(1)          Growth Index(4)
                              -------------------          ---------------
Sep/2000                           10,000.00                  10,000.00
Dec/2000                            9,773.79                   7,675.18
Jun/2001                            9,046.62                   6,680.26
Dec/2001                            7,728.17                   6,128.53


   * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

 /1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

 /2/ The Lipper Variable Insurance Products (VIP) Mid-Cap Growth Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/ The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index.

 /4/ The Russell Midcap(R) Growth Index measures the performance of those
     Russell Mid-cap companies with lower price-to-book ratios and lower forecasted growth values. Those stocks are also members of the Russell 1000(R) Value index.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP PIMCO High Yield Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Pacific Investment Management Company LLC

It was a volatile year for the high yield market as strong performance in January gave way to a telecom sector correction in the first half of the year. Below-investment-grade credits were hit hard by the events of September 11, with gaming, aerospace, and transportation significantly underperforming in the third quarter. The market produced a modest rally in the fourth quarter, as many industries rebounded from their September lows.


PERFORMANCE SUMMARY

                                                     Six              Since
Average Annual Returns                              Month  1-Year   Inception*
----------------------                              -----  ------   ----------
SP PIMCO High Yield Portfolio/1/                    3.44%    3.97%     4.66%
Lipper (VIP) High Current Yield Funds Avg./2/      -0.03%    1.13%    -3.78%
Lehman Brothers Intermediate BB Corporate Index/3/  2.63%   10.17%     7.99%

 SP PIMCO High Yield Portfolio inception date: 09/22/2000.


Over the 12 months ended December 31, 2001, the SP PIMCO High Yield Portfolio posted a return of 3.97%. This return underperformed the 10.17% return of the Portfolio's benchmark, the Lehman Brothers Intermediate BB Corporate Index.

High yield bonds, also known as "junk bonds", are subject to greater credit and market liquidity risks, which may result in greater share price volatility.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.


PERFORMANCE REVIEW

For the year ended December 31, 2001, the high yield market underperformed investment-grade bonds. High yield bonds did, however, outperform U.S. equities. From a quality perspective, BBs dominated 2001, returning 11.90% as compared to a mere 2.73% for Bs and -4.00% for CCCs. The biggest detractor from the Portfolio's relative performance was its emphasis on single-B-rated securities, which under-performed the all-BB-rated index.

Default rates continued to rise throughout the year and exceeded 10%, the highest level since 1990. Mutual fund flows were volatile during the year with strong flows into the asset class in January and November and outflows in September. Total net flows were approximately $12 billion during the year.

Conservative industries such as healthcare and utilities performed well in 2001 as the U.S. economy weakened. Industries that are sensitive to a downturn in the economy, such as basic materials and consumer cyclicals, underperformed. Due to strong underperformance in the third quarter as a result of September 11, transportation-related credits significantly underperformed for the year. The telecom sector was the worst performing group as excess debt loads and a dramatic decline in demand for bandwidth access resulted in liquidity crises for many companies. The asbestos-related problems of 2000 carried over into 2001 as the auto parts company Federal-Mogul filed one of the largest bankruptcies of the year.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                     $10,598 SP PIMCO              $11,008 Lehman Brothers/
                 High Yield Portfolio(1)    Intermediate BB Corporate Index(3,2)
                 -----------------------    -----------------------------------
Sep/2000                  10,000.00                      10,000.00
Dec/2000                  10,193.60                       9,993.74
Jun/2001                  10,246.00                      10,727.50
Dec/2001                  10,598.20                      11,008.30


   * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, Lehman Brothers, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

 /1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

 /2/ The Lipper Variable Insurance Products (VIP) High Current Yield Funds
     Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/ The Lehman Brothers Intermediate BB Corporate Index is an unmanaged index comprised of various fixed income securities rated BB.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP PIMCO Total Return Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Pacific Investment Management Company LLC

Over the next year, we believe that monetary stimulus, stronger consumer income statements, and the end of inventory destocking will produce a moderate rebound in the U.S. economy. In addition, we believe the Federal Reserve will not tighten interest rates while unemployment is still rising and capacity utilization remains low. Inflation will be subdued amid excess capacity and lower energy prices, while tame inflation and modest growth will result in less volatile financial markets and range-bound rates.


PERFORMANCE SUMMARY
                                             Six                Since
Average Annual Returns                      Month   1-Year    Inception*
----------------------                      -----   ------    ----------
SP PIMCO Total Return Portfolio/1/          5.35%     8.66%      11.03%
Lipper (VIP) General Bond Funds Avg./2/     3.47%     5.76%       5.98%
Lehman Brothers Aggregate Bond Index/3/     4.66%     8.44%      10.28%

SP PIMCO Total Return Portfolio inception date: 09/22/2000.


Over the 12 months ended December 31, 2001, the 8.66% return of the SP PIMCO Total Return Portfolio outperformed the 8.44% return of its benchmark, the Lehman Brothers Aggregate Bond Index.

High yield bonds, also known as "junk bonds" are subject to greater credit and market liquidity risks, which may result in greater share price volatility.


PERFORMANCE REVIEW
During the year, we maintained the Portfolio's duration above that of its benchmark. This strategy added to performance as yields fell. In addition, a focus on high-quality securities minimized the Portfolio's exposure to risks related to defaults and bankruptcies that results in a weak economy; nevertheless, an underweight in corporates detracted from performance, as hopes for an economic recovery resulted in a narrowing of credit premiums. Also benefiting performance were the Portfolio's high yield holdings, as that sector outperformed amid expectations for improved credit fundamentals.

Outside the United States, the Portfolio's exposure to the emerging markets helped performance; our emphasis on high-quality securities added value and enabled us to avoid the problems that plagued Argentina. In addition, the Portfolio's position in developed non-U.S. countries proved beneficial, as prospects for weaker growth than in the United States supported these markets.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                               $11,428 SP PIMCO         $11,301 Lehman Brothers/
                           Total Return Portfolio(1)     Aggregate Bond Index(3)
                           -------------------------     -----------------------
Sep/2000                         10,000.00                     10,000.00
Dec/2000                         10,517.80                     10,420.50
Jun/2001                         10,847.80                     10,797.40
Dec/2001                         11,428.10                     11,300.50


   * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average or Lehman Brothers Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

 /1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

 /2/ The Lipper Variable Insurance Products (VIP) General Bond Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

 /3/ The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Prudential U.S. Emerging Growth Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Jennison Associates LLC

The poor economic environment has eliminated some weak companies and forced most firms to cut costs. Since 2001, profits have fallen so low that any upswing in 2002 may easily become a large percentage increase over the year-earlier quarter, the most common measure of growth. We think the equity markets are poised to recover upon signs of economic acceleration. We don't expect economic recovery in the next quarter or so, but the strong monetary and fiscal stimuli being applied have eventually turned around slowing economies in the past. Stock prices usually move in anticipation of future earnings trends.


PERFORMANCE SUMMARY

                                                             Six                  Since
Average Annual Returns                                      Month    1-Year    Inception*
----------------------                                      ------   ------    ----------
SP Prudential U.S. Emerging Growth Portfolio (Class I)/1/  -13.98%   -17.78%     -25.26%
Lipper (VIP) Multi-Cap Growth Funds Avg./2/                -12.16%   -26.81%     -35.76%
Lipper (VIP) Mid-Cap Growth Funds Avg./3/                  -11.67%   -23.31%     -31.98%
Russell Midcap(R) Growth Index/4/                           -8.26%   -20.15%     -32.41%
S&P MidCap(R) 400 Index/5/                                  -1.57%    -0.62%      -3.57%

SP Prudential U.S. Emerging Growth Portfolio (Class I) inception date:
09/22/2000. Although Lipper classifies the Portfolio within the Multi-Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average is also shown, because the management of the portfolios included in the Mid-Cap Growth Funds Average are more consistent with the management of the Portfolio.


The SP Prudential U.S. Emerging Growth Portfolio declined 17.78%, outperforming the Lipper (VIP) Multi-Cap Growth Funds Average by slightly more than nine percentage points for the year ended December 31, 2001.


PERFORMANCE REVIEW

The Portfolio's outperformance was due to a number of investments' positive contributions. The largest were from Apollo Group (technical training) and Concord EFS (a processor of financial transactions). In some cases, such as our positive return on IVAX (specialty drugs), we took advantage of this very volatile market to purchase shares at depressed prices and took profits when they recovered.

We also had positive returns on several technology-oriented consulting companies' such as Accenture, and some companies that market computers and peripherals, such as Lexmark International. Some of our media holdings, including USA Networks and several cable systems, also had gains. The market for semiconductors began to recover toward the end of the year, and we had significant gains on Synopsis and Xilinx (both make software tools used for the design of semiconductor chips), and KLA-Tencor (contract manufacturing for chip companies).

Losses were concentrated in the technology and telecommunications services sectors. American Tower (cellular service towers and consulting) and Metromedia Fiber Network (optical fiber telecommunications networks) had the largest telecommunications related impacts. Internet software and services companies were the worst detractors--including Exodus Communications (outsourced infrastructure, such as Web hosting) and Retek (Internet technology for automated supply-chain management)--in the aggregate. Telecommunications equipment companies such as CIENA (telecommunications switches) and QUALCOMM (wireless handsets) also were significant detractors. The largest software detractors were RSA Security and Macromedia.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                               $6,897 SP Prudential U.S.
                                    Emerging/Growth         $9,556 S&P MidCap(R)
                                 (Class I) Portfolio(1)         400 Index(5)
                                 ----------------------         ------------
Sep/2000                               10,000.00                 10,000.00
Dec/2000                                8,388.55                  9,614.94
Jun/2001                                8,018.17                  9,707.98
Dec/2001                                6,897.03                  9,555.74


       * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P MidCap(R) 400 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

     /1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

   /2,3/ The Lipper Variable Insurance Products (VIP) Multi-Cap Growth and
         Mid-Cap Growth Funds Averages are calculated by Lipper, Inc., and reflect the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

     /4/ The Russell Midcap(R) Growth Index is a market value-weighted index that tracks the continuous price-only performance of the securities of the smallest 800 companies in the Russell 1000(R) Index.

     /5/ The S&P MidCap(R) 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Small/Mid-Cap Value Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Fidelity Management & Research Company

Over the one-year period ended December 31, 2001, the Federal Reserve aggressively cut interest rates 11 times to increase liquidity and combat falling gross domestic product (GDP). Investors fled large-cap growth stocks in favor of small-cap value stocks and fixed income investments. Companies vigorously cut costs, primarily through lay-offs and decreased capital expenditures, to inflate falling margins.


PERFORMANCE SUMMARY

                                               Six               Since
Average Annual Returns                        Month   1-Year   Inception*
----------------------                        -----   ------   ----------
SP Small/Mid-Cap Value Portfolio/1/          -1.42%    3.11%      11.42%
Lipper (VIP) Mid-Cap Value Funds Avg./2/      1.23%    7.33%      11.96%
Russell 2500/TM/ Index/3/                    -2.53%    1.22%      -2.00%
Russell 2500/TM/ Value Index/4/               1.78%    9.73%      15.05%

SP Small/Mid-Cap Value Portfolio inception date: 09/22/2000.


For the year ended December 31, 2001, the SP Small/Mid-Cap Value Portfolio returned 3.11% versus the 9.73% return of the Russell 2500/TM/ Value Index. For comparison purposes, the Russell 2500/TM/ Index returned 1.22%.


PERFORMANCE REVIEW

During the 12-month period ended December 31, 2001, the SP Small/Mid-Cap Value Portfolio underperformed its benchmark, but finished in positive territory for the year. Contributing to performance was the Portfolio's underweighting in the industrials and energy sectors. Stock selection in the financials sector was the largest detractor to performance during the period.

While encouraged by early indications of an economic turnaround, the Portfolio is positioned to perform well despite the direction of the economy over the coming months. The Portfolio continues to emphasize companies with strong fundamentals, attractive valuations, and good visibility into their businesses.

The Portfolio is also looking for situations with a fair degree of economic leverage, which should perform well coming out of a recession. As always, the Portfolio is managed to be style-and-sector neutral to the benchmark, and expects a vast majority of the value added to come from stock selection.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                         $11,479 SP Small/              $11,919 Russell 2500(TM)
                      Mid-Cap Value Portfolio(1)             Value Index(4)
                      --------------------------             --------------
Sep/2000                       10,000.00                      10,000.00
Dec/2000                       11,132.90                      10,861.50
Jun/2001                       11,644.10                      11,710.10
Dec/2001                       11,479.10                      11,919.40


  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Mid-Cap Value Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Russell 2500/TM/ Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index

/4/ The Russell 2500/TM/ Value Index measures the performance of Russell
    2500/TM/ companies with higher price-to-book ratios.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

SP Strategic Partners Focused Growth Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Jennison Associates LLC and Alliance Capital Management L.P.

The SP Strategic Partners Focused Growth Portfolio combines the efforts of two leading growth style equity investment advisers: Jennison Associates and Alliance Capital Management. There are many ways of executing a growth investing strategy, and by combining the results of two advisers, we hope to produce a more consistent return than either adviser would do alone.


PERFORMANCE SUMMARY

                                                                  Six               Since
Average Annual Returns                                           Month    1-Year   Inception*
----------------------                                          ------    ------   ----------
SP Strategic Partners Focused Growth Portfolio (Class I)/1/     -8.31%    -15.32%   -26.64%
Lipper (VIP) Large-Cap Growth Funds Avg./2/                     -8.97%    -22.94%   -28.52%
Russell 1000(R) Growth Index/3/                                 -7.21%    -20.42%   -31.26%
S&P 500 Index/4/                                                -5.56%    -11.88%   -15.32%

SP Strategic Partners Focused Growth Portfolio (Class I) inception date: 09/22/2000.


It was a poor year, ended December 31, 2001, for companies aiming at rapid growth. Even the -15.32% return of the SP Strategic Partners Focused Growth Portfolio (Class I) was eight percentage points better than the Lipper (VIP) Large-Cap Growth Funds Average, which is a very large margin for stocks. The Portfolio's worst detractors were concentrated in the technology sector, while healthcare and financial companies were among the positive contributors.


PERFORMANCE REVIEW

Drug stocks performed poorly because of their large gains in 2000 and because of concerns about competition from generic drugs. Nonetheless, the Portfolio's health-care service companies--UnitedHealth Group and Laboratory Corporation of America--were positive contributors. Johnson & Johnson, whose growth comes primarily from its drug business, also did well. It could substantially increase its earnings growth if its introduction of a drug-coated stent (artery structural support) that virtually eliminates reclogging after implantation in coronary arteries is successful.

The Portfolio's top contributors included large computer companies with dominant market positions, including Dell Computer, Applied Materials, and IBM. We also had significant gains on Nortel Networks, Yahoo, and Microsoft.

The Portfolio had positive contributions from the retailer Kohl's, the industrial conglomerate Tyco International, and the food company Pepsico. Financial stocks Goldman Sachs Group, BankOne, and American International Group also made positive contributions.

The Portfolio's worst detractor was Enron, whose bankruptcy, because its large, previously unknown, debt exposure fatally weakened its growing energy trading business, was rapid and unexpected. The airline UAL was hurt by the impact of September 11. The Portfolio's other worst detractors were all large technology or telecommunications companies, including Cisco Systems, Nokia, EMC, JDS Uniphase, and Vodafone Group.


$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                           $6,735 SP Strategic Partners/            $8,123
                        Focused Growth Portfolio (Class I)1     S&P 500 Index(2)
                        -----------------------------------     ----------------
Sep/2000                              10,000.00                   10,000.00
Dec/2000                               7,953.41                    9,218.11
Jun/2001                               7,345.48                    8,601.15
Dec/2001                               6,735.02                    8,123.36


  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, S&P 500 Index, or Russell Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/3/ The Russell 1000(R) Growth Index contains those securities in the Russell
    1000(R) Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

Stock Index Portfolio
--------------------------------------------------------------------------------


MANAGED BY
Prudential Investment Management, Inc.

It's been a difficult time for the stocks in the S&P 500 Index. Together with last year's 10% fall, this year marked the Index's largest two-year loss in 27 years. We think that the two-year bear market was largely a correction for the preceding burst of capital investment and the long bull stock market that accompanied it. These things tend to even out over the long run; the Index's return has averaged 12.3% over the half-century since 1950.


PERFORMANCE SUMMARY

                                                     Six
Average Annual Returns                              Month    1-Year   3-Year  5-Year  10-Year
----------------------                              ------   ------   ------  ------  -------
Stock Index Portfolio/1/                            -5.67%   -12.05%  -1.20%  10.47%  12.61%
Lipper (VIP) S&P 500 Index Objective Fds. Avg./2/   -5.76%   -12.22%  -1.35%  10.37%  12.53%
S&P 500 Index/3/                                    -5.56%   -11.88%  -1.03%  10.70%  12.93%

Stock Index Portfolio inception date: 10/19/87.


The Prudential Series Fund Stock Index Portfolio declined 12.05% in 2001, in line with its peer group Lipper Average for the year ended December 31, 2001.

The Standard & Poor's 500 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot invest directly in any index, including the S&P 500 Index.


PERFORMANCE REVIEW

The S&P 500 Index fell in part because the profits of the Index companies in 2001 declined sharply. Some of the largest profit shortfalls were in very large companies. Since the S&P 500 Index is capitalization weighted, these stocks have a greater impact on it than those of smaller companies. The largest 10% of companies in the Index accounted for more than two-thirds of its fall, while the aggregate return of the smallest 40% was positive and helped moderate the decline.

Because the technology sector overall fell 24% in 2001, and thus its market capitalization became smaller, its impact going forward will be somewhat less. In fact, at year-end it had a slightly smaller weighting than financials.

The largest detractions from the Index's return in 2001 came from companies making telecommunications and computer networking equipment. Capital investment continued to be very weak, and consumer spending remained high, so investors favored consumer stocks in industry groups such as leisure time, homebuilding, toys, and household furnishings and appliances.

However, the largest positive contributions to the Index's performance came from individual companies that turned in strong performances regardless of the sector they were in. They included computer manufacturers such as IBM and Dell Computer, as well as retailers such as Wal-Mart Stores and Lowes Companies. Bank of America, Johnson & Johnson, and AT&T also made substantial positive contributions.

$10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                                        $32,577 Lipper (VIP)
                  $32,799 Stock           S&P 500 Index/            $33,732
                Index Portfolio(1)    Objective Funds Avg.(2)   S&P 500 Index(3)
                ------------------    -----------------------   ----------------
Dec/1991             10,000.00               10,000.00               10,000.00
                      9,911.32                9,909.05                9,932.82
Dec/1992             10,713.50               10,723.50               10,760.80
                     11,211.00               11,259.80               11,284.30
Dec/1993             11,748.80               11,794.00               11,843.00
                     11,333.40               11,382.80               11,442.30
Dec/1994             11,867.30               11,899.30               11,998.60
                     14,236.80               14,260.90               14,420.60
Dec/1995             16,266.20               16,268.10               16,502.10
                     17,884.10               17,870.10               18,167.00
Dec/1996             19,936.70               19,937.40               20,288.50
                     23,986.90               23,941.40               24,467.40
Dec/1997             26,482.30               26,403.80               27,055.00
                     31,110.20               31,022.60               31,849.60
Dec/1998             34,009.50               33,885.00               34,792.40
                     38,122.40               38,000.90               39,094.90
Dec/1999             40,996.10               40,868.30               42,110.30
                     40,773.80               40,644.20               41,930.60
Dec/2000             37,293.80               37,084.70               38,277.50
                     34,770.80               34,544.00               35,715.70
Dec/2001             32,798.70               32,576.80               33,731.60


/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) S&P 500 Index Objective Funds
    Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2001


                                                                                                         SP Aggressive
                                                                              Money        Prudential    Growth Asset
                                                         Global              Market         Jennison      Allocation
                                                        Portfolio           Portfolio      Portfolio       Portfolio
-----------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, at value (a).......................... $  900,738,258      $1,566,177,485 $2,250,701,989   $ 7,471,422
  Cash...............................................             --                 952             --            --
  Foreign currency, at value (b).....................     41,576,385                  --             --            --
  Receivable for investments sold....................     12,901,136                  --     25,110,098            --
  Interest and dividends receivable..................        334,436           7,035,298      2,021,312            --
  Due from manager...................................             --                  --             --            --
  Receivable for capital stock sold..................        248,685           6,897,742        613,700       102,708
  Receivable for securities lending income...........          7,024                  --            278            --
  Unrealized appreciation on forward foreign
   currency contracts................................         66,059                  --             --            --
  Deferred expenses and other assets.................          6,338              10,056         15,205            14
-----------------------------------------------------------------------------------------------------------------------
   Total Assets......................................    955,878,321       1,580,121,533  2,278,462,582     7,574,144
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased..................      3,107,329          75,000,000     24,426,400       102,687
  Payable to broker for collateral for securities on
   loan..............................................     63,291,209                  --      1,013,168            --
  Unrealized depreciation on swaps...................        585,579                  --             --            --
  Securities lending rebate payable..................         64,593                  --             --            --
  Payable for capital stock repurchased..............      2,828,347           2,564,578      4,786,401            20
  Unrealized depreciation on forward foreign
   currency contracts................................         63,758                  --             --            --
  Management fee payable.............................        547,539             518,422      1,141,282           292
  Administration fee payable.........................             --                  --          6,901            --
  Payable to securities lending agent................         18,625                  --             70            --
  Distribution fee payable...........................             --                  --         11,502            --
  Withholding tax payable............................         13,052                  --         15,991            --
  Accrued expenses and other liabilities.............        336,296             185,512        625,308            --
-----------------------------------------------------------------------------------------------------------------------
   Total Liabilities.................................     70,856,327          78,268,512     32,027,023       102,999
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS........................................... $  885,021,994      $1,501,853,021 $2,246,435,559   $ 7,471,145
-----------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value................... $      578,961      $    1,501,853 $    1,210,053   $     9,856
  Paid-in-capital, in excess of par..................  1,028,622,036       1,500,351,168  2,919,820,946     8,090,731
-----------------------------------------------------------------------------------------------------------------------
                                                       1,029,200,997       1,501,853,021  2,921,030,999     8,100,587
  Undistributed (Overdistribution of) net
   investment income.................................      7,500,118                  --        216,889            --
  Accumulated net realized loss on investments.......   (135,529,228)                 --   (670,355,074)     (411,404)
  Net unrealized appreciation (depreciation) on
   investments and foreign currencies................    (16,149,893)                 --     (4,457,255)     (218,038)
-----------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 2001...................... $  885,021,994      $1,501,853,021 $2,246,435,559   $ 7,471,145
-----------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I............................................ $  885,021,994      $1,501,853,021 $2,186,856,553   $ 7,471,145
  Class II...........................................             --                  --     59,579,006            --
-----------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)........................................     57,896,077         150,185,302    117,775,850       985,650
  Class II (d).......................................             --                  --      3,229,430            --
-----------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per
share
  Class I............................................ $        15.29      $        10.00 $        18.57   $      7.58
  Class II...........................................             --                  --          18.45            --
-----------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments (e).............. $  916,201,221      $1,566,177,485 $2,255,159,244   $ 7,689,460
(b)  Identified cost of foreign currency............. $   41,719,385      $           -- $           --   $        --
(c)  Class I authorized shares.......................    140,000,000         340,000,000    240,000,000    80,000,000
(d)  Class II authorized shares......................     10,000,000          10,000,000     20,000,000    20,000,000
(e) Including collateral for securities on a loan of. $   63,291,209      $           -- $    1,013,168   $        --

                                                           SP AIM       SP AIM Growth
                                                      Aggressive Growth  and Income
                                                          Portfolio       Portfolio
-------------------------------------------------------------------------------------
ASSETS
  Investments, at value (a)..........................    $ 5,725,613     $10,184,818
  Cash...............................................            826             739
  Foreign currency, at value (b).....................             --              --
  Receivable for investments sold....................             --           4,045
  Interest and dividends receivable..................            567           4,781
  Due from manager...................................          5,019           7,074
  Receivable for capital stock sold..................         14,600          28,123
  Receivable for securities lending income...........             --              --
  Unrealized appreciation on forward foreign
   currency contracts................................             --              --
  Deferred expenses and other assets.................             33              48
-------------------------------------------------------------------------------------
   Total Assets......................................      5,746,658      10,229,628
-------------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased..................             --           8,310
  Payable to broker for collateral for securities on
   loan..............................................             --              --
  Unrealized depreciation on swaps...................             --              --
  Securities lending rebate payable..................             --              --
  Payable for capital stock repurchased..............             38              43
  Unrealized depreciation on forward foreign
   currency contracts................................             --              --
  Management fee payable.............................             --              --
  Administration fee payable.........................             --              --
  Payable to securities lending agent................             --              --
  Distribution fee payable...........................             --              --
  Withholding tax payable............................             --              --
  Accrued expenses and other liabilities.............         23,782          29,381
-------------------------------------------------------------------------------------
   Total Liabilities.................................         23,820          37,734
-------------------------------------------------------------------------------------
NET ASSETS...........................................    $ 5,722,838     $10,191,894
-------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value...................    $     8,817     $    15,649
  Paid-in-capital, in excess of par..................      7,375,453      12,010,849
-------------------------------------------------------------------------------------
                                                           7,384,270      12,026,498
  Undistributed (Overdistribution of) net
   investment income.................................             --              --
  Accumulated net realized loss on investments.......     (1,737,976)     (1,609,770)
  Net unrealized appreciation (depreciation) on
   investments and foreign currencies................         76,544        (224,834)
-------------------------------------------------------------------------------------
  Net assets, December 31, 2001......................    $ 5,722,838     $10,191,894
-------------------------------------------------------------------------------------
Net assets consist of
  Class I............................................    $ 5,722,838     $10,191,894
  Class II...........................................             --              --
-------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)........................................        881,740       1,564,925
  Class II (d).......................................             --              --
-------------------------------------------------------------------------------------
Net asset value and redemption price per
share
  Class I............................................    $      6.49     $      6.51
  Class II...........................................             --              --
-------------------------------------------------------------------------------------
(a)  Identified cost of investments (e)..............    $ 5,649,069     $10,409,652
(b)  Identified cost of foreign currency.............    $        --     $        --
(c)  Class I authorized shares.......................     80,000,000      80,000,000
(d)  Class II authorized shares......................     20,000,000      20,000,000
(e) Including collateral for securities on a loan of.    $        --     $        --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2001



                                                        SP Alliance    SP Alliance    SP Balanced    SP Conservative
                                                      Large Cap Growth Technology   Asset Allocation Asset Allocation
                                                         Portfolio      Portfolio      Portfolio        Portfolio
----------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements,
   at value (a)......................................   $34,549,481    $ 7,236,623    $66,135,885      $47,936,687
  Repurchase agreements (a)..........................     2,950,000        587,000             --               --
  Cash...............................................           997            418             --               --
  Foreign currency, at value (b).....................            --             --             --               --
  Receivable for investments sold....................            --          1,053             --               --
  Interest and dividends receivable..................        25,625            849             --               --
  Due from manager...................................            --          7,622             --               --
  Receivable for capital stock sold..................       250,384          6,180        646,219          660,105
  Unrealized appreciation on forward foreign
   currency contracts................................            --             --             --               --
  Deferred expenses and other assets.................           137             34             78               52
----------------------------------------------------------------------------------------------------------------------
   Total Assets......................................    37,776,624      7,839,779     66,782,182       48,596,844
----------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased..................     1,827,009        131,489        645,530          656,144
  Outstanding options written (c)....................            --             --             --               --
  Payable for capital stock repurchased..............            67          2,207            689            3,961
  Unrealized depreciation on forward foreign
   currency contracts................................            --             --             --               --
  Management fee payable.............................         6,549             --          2,526            1,836
  Withholding tax payable............................           250             72             --               --
  Due to broker -- variation margin..................            --             --             --               --
  Accrued expenses and other liabilities.............        35,492         32,701             --               --
----------------------------------------------------------------------------------------------------------------------
   Total Liabilities.................................     1,869,367        166,469        648,745          661,941
----------------------------------------------------------------------------------------------------------------------
NET ASSETS...........................................   $35,907,257    $ 7,673,310    $66,133,437      $47,934,903
----------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value...................   $    49,139    $    13,442    $    73,347      $    49,042
  Paid-in-capital, in excess of par..................    38,060,630     10,348,348     66,856,651       47,708,556
----------------------------------------------------------------------------------------------------------------------
                                                         38,109,769     10,361,790     66,929,998       47,757,598
  Undistributed (Overdistribution of) net investment
   income............................................          (250)           (72)            --          217,498
  Accumulated net realized loss on investments.......    (2,495,600)    (1,832,695)      (531,469)         (87,639)
  Net unrealized appreciation (depreciation) on
   investments and foreign currencies................       293,338       (855,713)      (265,092)          47,446
----------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 2001......................   $35,907,257    $ 7,673,310    $66,133,437      $47,934,903
----------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I............................................   $35,907,257    $ 7,673,310    $66,133,437      $47,934,903
  Class II...........................................            --             --             --               --
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (d)........................................     4,913,935      1,344,211      7,334,659        4,904,166
  Class II (e).......................................            --             --             --               --
----------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I............................................   $      7.31    $      5.71    $      9.02      $      9.77
  Class II...........................................            --             --             --               --
----------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments..................   $37,206,143    $ 8,679,336    $66,400,977      $47,889,241
(b)  Identified cost of foreign currency.............   $        --    $        --    $        --      $        --
(c)  Premium received from options written...........   $        --    $        --    $        --      $        --
(d)  Class I authorized shares.......................    80,000,000     80,000,000     80,000,000       80,000,000
(e)  Class II authorized shares......................    20,000,000     20,000,000     20,000,000       20,000,000

                                                                      SP Deutsche
                                                                     International
                                                      SP Davis Value    Equity
                                                        Portfolio      Portfolio
----------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements,
   at value (a)......................................  $88,513,284    $22,892,359
  Repurchase agreements (a)..........................    9,387,000      1,352,000
  Cash...............................................        1,433        105,754
  Foreign currency, at value (b).....................           --        348,108
  Receivable for investments sold....................           --        112,737
  Interest and dividends receivable..................      111,382         21,879
  Due from manager...................................           --         54,682
  Receivable for capital stock sold..................      644,306        163,510
  Unrealized appreciation on forward foreign
   currency contracts................................           --        108,181
  Deferred expenses and other assets.................          327            103
----------------------------------------------------------------------------------
   Total Assets......................................   98,657,732     25,159,313
----------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased..................    4,137,732        296,544
  Outstanding options written (c)....................           --         73,239
  Payable for capital stock repurchased..............          148             38
  Unrealized depreciation on forward foreign
   currency contracts................................           --         36,995
  Management fee payable.............................       51,209             --
  Withholding tax payable............................           --          1,780
  Due to broker -- variation margin..................           --         28,528
  Accrued expenses and other liabilities.............       21,620         66,488
----------------------------------------------------------------------------------
   Total Liabilities.................................    4,210,709        503,612
----------------------------------------------------------------------------------
NET ASSETS...........................................  $94,447,023    $24,655,701
----------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $0.01 par value...................  $   104,531    $    33,554
  Paid-in-capital, in excess of par..................   95,775,514     27,688,406
----------------------------------------------------------------------------------
                                                        95,880,045     27,721,960
  Undistributed (Overdistribution of) net investment
   income............................................       13,744        (68,431)
  Accumulated net realized loss on investments.......     (710,128)    (3,366,236)
  Net unrealized appreciation (depreciation) on
   investments and foreign currencies................     (736,638)       368,408
----------------------------------------------------------------------------------
  Net assets, December 31, 2001......................  $94,447,023    $24,655,701
----------------------------------------------------------------------------------
Net assets consist of
  Class I............................................  $94,447,023    $24,655,701
  Class II...........................................           --             --
----------------------------------------------------------------------------------
Shares Outstanding
  Class I (d)........................................   10,453,100      3,355,413
  Class II (e).......................................           --             --
----------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I............................................  $      9.04    $      7.35
  Class II...........................................           --             --
----------------------------------------------------------------------------------
(a)  Identified cost of investments..................  $98,636,922    $23,911,238
(b)  Identified cost of foreign currency.............  $        --    $   351,866
(c)  Premium received from options written...........  $        --    $    32,323
(d)  Class I authorized shares.......................   80,000,000     80,000,000
(e)  Class II authorized shares......................   20,000,000     20,000,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2001


                                                                    SP INVESCO    SP Jennison                  SP MFS
                                                     SP Growth     Small Company International  SP Large       Capital
                                                  Asset Allocation    Growth        Growth      Cap Value   Opportunities
                                                     Portfolio       Portfolio     Portfolio    Portfolio     Portfolio
--------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments, excluding repurchase agreements, at
   value (a).....................................   $46,837,900     $ 7,206,955   $36,077,554  $22,981,205   $ 7,699,396
 Repurchase agreements (a).......................            --       1,463,000            --    2,034,000     1,321,000
 Cash............................................            --             631            --          747            --
 Foreign currency, at value (b)..................            --              --            13           --           196
 Receivable for investments sold.................            --          17,854       156,028           --        55,921
 Interest and dividends receivable...............            --             852        12,902       17,070         5,703
 Receivable for capital stock sold...............       384,637          10,207       318,352       82,404        18,809
 Due from manager................................            --           8,267            --        3,964         8,654
 Deferred expenses and other assets..............            73              45           147           80            39
--------------------------------------------------------------------------------------------------------------------------
   Total Assets..................................    47,222,610       8,707,811    36,564,996   25,119,470     9,109,718
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Payable to custodian............................            --              --            --           --       385,551
 Payable for investments purchased...............       383,505         240,824        72,390    1,348,898       488,097
 Payable for capital stock repurchased...........         1,132           5,006     1,655,744          103           153
 Management fee payable..........................         1,844                         2,821           --            --
 Distribution fee payable........................            --              --         3,066           --            --
 Administration fee payable......................            --              --         1,840           --            --
 Withholding tax payable.........................            --              --           425           --           101
 Due to broker -- variation margin...............            --              --            --        7,090            --
 Accrued expenses and other liabilities..........            --          31,332        17,060       29,840        33,687
--------------------------------------------------------------------------------------------------------------------------
   Total Liabilities.............................       386,481         277,162     1,753,346    1,385,931       907,589
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS.......................................   $46,836,129     $ 8,430,649   $34,811,650  $23,733,539   $ 8,202,129
--------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
 Common stock, at $0.01 par value................   $    56,614     $    12,155   $    63,947  $    25,135   $    11,708
 Paid-in-capital, in excess of par...............    48,119,068      10,177,609    41,761,118   24,163,150     9,913,805
--------------------------------------------------------------------------------------------------------------------------
                                                     48,175,682      10,189,764    41,825,065   24,188,285     9,925,513
 Undistributed (Overdistribution of) net
   investment income.............................            --              --       (15,405)          (7)         (101)
 Accumulated net realized loss on investments....      (812,350)     (2,229,324)   (5,659,047)    (661,015)   (1,667,422)
 Net unrealized appreciation (depreciation) on
   investments and foreign currencies............      (527,203)        470,209    (1,338,963)     206,276       (55,861)
--------------------------------------------------------------------------------------------------------------------------
 Net assets, December 31, 2001...................   $46,836,129     $ 8,430,649   $34,811,650  $23,733,539   $ 8,202,129
--------------------------------------------------------------------------------------------------------------------------
Net assets consist of
 Class I.........................................   $46,836,129     $ 8,430,649   $19,917,773  $23,733,539   $ 8,202,129
 Class II........................................            --              --    14,893,877           --            --
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
 Class I (c).....................................     5,661,393       1,215,586     3,653,452    2,513,468     1,170,815
 Class II (d)....................................            --              --     2,741,204           --            --
--------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
 Class I.........................................   $      8.27     $      6.94   $      5.45  $      9.44   $      7.01
 Class II........................................            --              --          5.43           --            --
--------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments..............   $47,365,103     $ 8,199,746   $37,417,130  $24,816,326   $ 9,076,270
(b)  Identified cost of foreign currency.........   $        --     $        --   $        13  $        --   $       196
(c)  Class I authorized shares...................    80,000,000      80,000,000    80,000,000   80,000,000    80,000,000
(d)  Class II authorized shares..................    20,000,000      20,000,000    20,000,000   20,000,000    20,000,000

                                                      SP MFS
                                                  Mid-Cap Growth
                                                    Portfolio
----------------------------------------------------------------
ASSETS
 Investments, excluding repurchase agreements, at
   value (a).....................................  $14,746,494
 Repurchase agreements (a).......................    1,874,000
 Cash............................................          427
 Foreign currency, at value (b)..................           --
 Receivable for investments sold.................       21,332
 Interest and dividends receivable...............        1,478
 Receivable for capital stock sold...............       70,623
 Due from manager................................        4,694
 Deferred expenses and other assets..............           64
----------------------------------------------------------------
   Total Assets..................................   16,719,112
----------------------------------------------------------------
LIABILITIES
 Payable to custodian............................           --
 Payable for investments purchased...............      467,751
 Payable for capital stock repurchased...........      329,306
 Management fee payable..........................           --
 Distribution fee payable........................           --
 Administration fee payable......................           --
 Withholding tax payable.........................           --
 Due to broker -- variation margin...............           --
 Accrued expenses and other liabilities..........       33,079
----------------------------------------------------------------
   Total Liabilities.............................      830,136
----------------------------------------------------------------
NET ASSETS.......................................  $15,888,976
----------------------------------------------------------------
Net assets were comprised of
 Common stock, at $0.01 par value................  $    20,843
 Paid-in-capital, in excess of par...............   17,631,883
----------------------------------------------------------------
                                                    17,652,726
 Undistributed (Overdistribution of) net
   investment income.............................           --
 Accumulated net realized loss on investments....     (544,573)
 Net unrealized appreciation (depreciation) on
   investments and foreign currencies............   (1,219,177)
----------------------------------------------------------------
 Net assets, December 31, 2001...................  $15,888,976
----------------------------------------------------------------
Net assets consist of
 Class I.........................................  $15,888,976
 Class II........................................           --
----------------------------------------------------------------
Shares Outstanding
 Class I (c).....................................    2,084,311
 Class II (d)....................................           --
----------------------------------------------------------------
Net asset value and redemption price per share
 Class I.........................................  $      7.62
 Class II........................................           --
----------------------------------------------------------------
(a)  Identified cost of investments..............  $17,839,671
(b)  Identified cost of foreign currency.........  $        --
(c)  Class I authorized shares...................   80,000,000
(d)  Class II authorized shares..................   20,000,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2001



                                                   SP PIMCO      SP PIMCO     SP Prudential   SP Small/Mid   SP Strategic
                                                  High Yield   Total Return   U.S. Emerging    Cap Value   Partners Focused
                                                  Portfolio     Portfolio    Growth Portfolio  Portfolio   Growth Portfolio
----------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments, excluding repurchase agreements, at
   value (a)..................................... $49,690,204  $139,777,091    $32,634,249    $45,345,786    $ 9,568,823
 Repurchase agreements (a).......................   1,859,000    43,000,000             --      4,918,000        380,000
 Cash............................................      62,071         6,218             --            156          1,381
 Foreign currency, at value (b)..................          --        45,087             --             --             --
 Receivable for investments sold.................     988,125    19,246,262        369,249        532,978         11,181
 Interest and dividends receivable...............     994,615     1,810,085          2,123         45,152          5,580
 Receivable for capital stock sold...............     504,070     1,210,880        224,252        278,118         24,779
 Due from broker -- variation margin.............       3,500       142,691             --             --             --
 Unrealized appreciation on swaps................          --       212,085             --             --             --
 Due from manager................................          --            --             --             --         20,299
 Deferred expenses and other assets..............         191           429            103            152             56
----------------------------------------------------------------------------------------------------------------------------
   Total Assets..................................  54,101,776   205,450,828     33,229,976     51,120,342     10,012,099
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Payable to broker for collateral for securities
   on loan.......................................          --            --             --             --             --
 Payable to custodian............................          --            --            719             --             --
 Payable for investments purchased...............   2,036,969    53,834,107      1,831,153      3,607,476        335,882
 Investments sold short, at value (c)............          --     3,843,333             --             --             --
 Outstanding options written (d).................          --        62,628             --             --             --
 Unrealized depreciation on swaps................          --       251,522             --             --             --
 Securities lending rebate payable...............          --            --             --             --             --
 Payable for capital stock repurchased...........         164           467             34            178            137
 Unrealized depreciation on forward currency
   contracts.....................................         754        31,641             --             --             --
 Management fee payable..........................      25,013       100,954          8,867         33,669             --
 Payable to securities lending agent.............          --            --             --             --             --
 Distribution fee payable........................          --            --             35             --            393
 Administration fee payable......................          --            --             21             --            236
 Withholding tax payable.........................          --            --             --             58             96
 Due to broker -- variation margin...............          --            --             --         16,975             --
 Accrued expenses and other liabilities..........      34,897       351,803         28,046         12,364         35,442
----------------------------------------------------------------------------------------------------------------------------
   Total Liabilities.............................   2,097,797    58,476,455      1,868,875      3,670,720        372,186
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS....................................... $52,003,979  $146,974,373    $31,361,101    $47,449,622    $ 9,639,913
----------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
 Common stock, at $0.01 par value................ $    53,020  $    137,304    $    45,538    $    41,757    $    14,345
 Paid-in-capital, in excess of par...............  52,795,812   148,000,685     33,165,556     45,408,900     12,266,606
----------------------------------------------------------------------------------------------------------------------------
                                                   52,848,832   148,137,989     33,211,094     45,450,657     12,280,951
 Undistributed (Overdistribution of) net
   investment income.............................      12,846        73,473             --             (9)           (96)
 Accumulated net realized gain (loss) on
   investments...................................    (559,352)     (939,159)    (3,311,034)      (517,231)    (2,744,540)
 Net unrealized appreciation (depreciation) on
   investments and foreign currencies............    (298,347)     (297,930)     1,461,041      2,516,205        103,598
----------------------------------------------------------------------------------------------------------------------------
 Net assets, December 31, 2001................... $52,003,979  $146,974,373    $31,361,101    $47,449,622    $ 9,639,913
----------------------------------------------------------------------------------------------------------------------------
Net assets consist of
 Class I......................................... $52,003,979  $146,974,373    $31,175,598    $47,449,622    $ 7,667,733
 Class II........................................          --            --        185,503             --      1,972,180
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
 Class I (e).....................................   5,302,008    13,730,429      4,526,806      4,175,734      1,140,039
 Class II (f)....................................          --            --         26,982             --        294,416
----------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
 Class I......................................... $      9.81  $      10.70    $      6.89    $     11.36    $      6.73
 Class II........................................          --            --           6.88             --           6.70
----------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments (g).......... $51,855,935  $182,966,887    $31,173,208    $47,774,564    $ 9,845,225
(b)  Identified cost of foreign currency......... $        --  $     44,906    $        --    $        --    $        --
(c)  Proceeds received from short sales.......... $        --  $  3,899,471    $        --    $        --    $        --
(d)  Premium received from options written....... $        --  $     67,303    $        --    $        --    $        --
(e)  Class I authorized shares...................  80,000,000    80,000,000     80,000,000     80,000,000     80,000,000
(f)  Class II authorized shares..................  20,000,000    20,000,000     20,000,000     20,000,000     20,000,000
(g)  Including collateral for securities on loan
     of.......................................... $        --  $         --    $        --    $        --    $        --

                                                   Stock Index
                                                    Portfolio
----------------------------------------------------------------
ASSETS
 Investments, excluding repurchase agreements, at
   value (a)..................................... $3,871,499,701
 Repurchase agreements (a).......................             --
 Cash............................................         55,916
 Foreign currency, at value (b)..................             --
 Receivable for investments sold.................      1,280,842
 Interest and dividends receivable...............      3,380,531
 Receivable for capital stock sold...............      1,656,175
 Due from broker -- variation margin.............
 Unrealized appreciation on swaps................             --
 Due from manager................................             --
 Deferred expenses and other assets..............         23,585
----------------------------------------------------------------
   Total Assets..................................  3,877,896,750
----------------------------------------------------------------
LIABILITIES
 Payable to broker for collateral for securities
   on loan.......................................    473,923,763
 Payable to custodian............................             --
 Payable for investments purchased...............      4,565,768
 Investments sold short, at value (c)............             --
 Outstanding options written (d).................             --
 Unrealized depreciation on swaps................             --
 Securities lending rebate payable...............        699,064
 Payable for capital stock repurchased...........      1,993,044
 Unrealized depreciation on forward currency
   contracts.....................................             --
 Management fee payable..........................      1,006,645
 Payable to securities lending agent.............        107,972
 Distribution fee payable........................             --
 Administration fee payable......................             --
 Withholding tax payable.........................             --
 Due to broker -- variation margin...............        618,625
 Accrued expenses and other liabilities..........        892,574
----------------------------------------------------------------
   Total Liabilities.............................    483,807,455
----------------------------------------------------------------
NET ASSETS....................................... $3,394,089,295
----------------------------------------------------------------
Net assets were comprised of
 Common stock, at $0.01 par value................ $    1,072,606
 Paid-in-capital, in excess of par...............  2,420,574,407
----------------------------------------------------------------
                                                   2,421,647,013
 Undistributed (Overdistribution of) net
   investment income.............................        924,639
 Accumulated net realized gain (loss) on
   investments...................................     22,739,645
 Net unrealized appreciation (depreciation) on
   investments and foreign currencies............    948,777,998
----------------------------------------------------------------
 Net assets, December 31, 2001................... $3,394,089,295
----------------------------------------------------------------
Net assets consist of
 Class I......................................... $3,394,089,295
 Class II........................................             --
----------------------------------------------------------------
Shares Outstanding
 Class I (e).....................................    107,260,616
 Class II (f)....................................             --
----------------------------------------------------------------
Net asset value and redemption price per share
 Class I......................................... $        31.64
 Class II........................................             --
----------------------------------------------------------------
(a)  Identified cost of investments (g).......... $2,923,388,233
(b)  Identified cost of foreign currency......... $           --
(c)  Proceeds received from short sales.......... $           --
(d)  Premium received from options written....... $           --
(e)  Class I authorized shares...................    340,000,000
(f)  Class II authorized shares..................     10,000,000
(g)  Including collateral for securities on loan
     of.......................................... $  473,923,763

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                           STATEMENTS OF OPERATIONS
                         Year Ended December 31, 2001

                                                                                    SP Aggressive
                                                           Money      Prudential    Growth Asset       SP AIM       SP AIM Growth
                                            Global        Market       Jennison      Allocation   Aggressive Growth  and Income
                                           Portfolio     Portfolio    Portfolio       Portfolio       Portfolio       Portfolio
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a)......................... $   9,930,273  $        --  $  17,605,950    $  17,986      $     5,173     $    54,098
  Interest..............................     3,498,620   61,420,223      2,156,870           --           11,166          14,071
  Income from securities loaned, net....       638,754           --         44,353           --                               --
---------------------------------------------------------------------------------------------------------------------------------
                                            14,067,647   61,420,223     19,807,173       17,986           16,339          68,169
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee........................     7,453,258    5,724,358     14,493,502        2,072           45,393          59,472
  Distribution fee -- Class II..........            --           --         73,255           --               --              --
  Administration fee -- Class II........            --           --         43,953           --               --              --
  Custodian's fees and expenses.........       510,000       91,000        203,000           --           90,200          83,200
  Shareholders' reports.................       265,000      275,000        650,000           --            2,000           4,900
  Audit fee.............................        25,000       26,000         70,000           --           10,000          10,000
  Transfer agent's fees and expenses....         8,000        8,000         10,000           --            2,000           1,500
  Legal fees and expenses...............         5,000        5,000         13,000           --            2,000           2,000
  Directors' fees.......................        12,000       14,000         25,000           --            9,000          12,000
  Amortization of offering costs........            --           --             --           --            3,630           3,855
  Commitment fee on syndicated credit
   agreement............................        12,000           --         47,000           --               --              --
  Miscellaneous.........................        14,249       10,957          9,995           --              533           1,244
---------------------------------------------------------------------------------------------------------------------------------
   Total expenses.......................     8,304,507    6,154,315     15,638,705        2,072          164,756         178,171
  Less: custodian fee credit............       (26,656)     (18,083)       (54,496)          --              (81)           (194)
     expense subsidy....................            --           --             --           --         (113,615)       (108,189)
---------------------------------------------------------------------------------------------------------------------------------
   Net expenses.........................     8,277,851    6,136,232     15,584,209        2,072           51,060          69,788
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)............     5,789,796   55,283,991      4,222,964       15,914          (34,721)         (1,619)
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES
  Net realized gain (loss) on:
   Investments..........................   (97,633,569)   1,134,766   (649,705,913)    (411,404)      (1,511,481)     (1,472,115)
   Options written......................            --           --             --           --               --           1,561
   Foreign currencies...................     1,994,808           --             --           --               --              --
   Swaps................................   (28,152,966)          --             --           --               --              --
---------------------------------------------------------------------------------------------------------------------------------
                                          (123,791,727)   1,134,766   (649,705,913)    (411,404)      (1,511,481)     (1,470,554)
---------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation
   (depreciation) on:
   Investments..........................   (81,282,481)          --    113,723,602     (162,831)         312,999         149,558
   Foreign currencies...................    (2,785,493)          --             --           --               --              --
   Swaps................................     1,799,381           --             --           --               --              --
---------------------------------------------------------------------------------------------------------------------------------
                                           (82,268,593)          --    113,723,602     (162,831)         312,999         149,558
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES..................  (206,060,320)   1,134,766   (535,982,311)    (574,235)      (1,198,482)     (1,320,996)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS.............................. $(200,270,524) $56,418,757  $(531,759,347)   $(558,321)     $(1,233,203)    $(1,322,615)
---------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of $     691,065  $        --  $     143,297    $      --      $         6     $        89

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A5

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                           STATEMENTS OF OPERATIONS
                         Year Ended December 31, 2001





                                           SP Alliance    SP Alliance    SP Balanced    SP Conservative
                                         Large Cap Growth Technology   Asset Allocation Asset Allocation SP Davis Value
                                            Portfolio      Portfolio      Portfolio        Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (a).........................   $   138,475    $     5,191     $ 804,559         $835,685      $   511,914
  Interest..............................        56,374         31,798            --               --          125,834
------------------------------------------------------------------------------------------------------------------------
                                               194,849         36,989       804,559          835,685          637,748
------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee........................       172,671         69,141        12,196            8,730          328,861
  Custodian's fees and expenses.........        90,200         83,200            --               --           83,000
  Shareholders' reports.................         3,300          5,500            --               --            3,000
  Audit fee.............................        10,000         10,000            --               --           10,000
  Transfer agent's fees and expenses....         2,600          1,500            --               --            3,000
  Legal fees............................         1,800          1,700            --               --            2,000
  Directors' fees.......................        13,000         12,000            --               --           10,000
  Amortization of offering costs........         6,573          5,757            --               --           11,732
  Miscellaneous.........................         1,078          1,234            --               --              446
------------------------------------------------------------------------------------------------------------------------
   Total expenses.......................       301,222        190,032        12,196            8,730          452,039
  Less: custodian fee credit............          (287)          (910)           --               --           (4,659)
     expense subsidy....................       (90,167)      (111,859)           --               --          (88,084)
------------------------------------------------------------------------------------------------------------------------
   Net expenses.........................       210,768         77,263        12,196            8,730          359,296
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)............       (15,919)       (40,274)      792,363          826,955          278,452
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS AND
FOREIGN CURRENCIES
  Net realized loss on:
   Investments..........................    (2,363,082)    (1,494,542)     (419,875)         (55,223)        (704,704)
   Options written......................            --             --            --               --               --
   Futures..............................            --             --            --               --               --
   Foreign currencies...................            --             --            --               --               --
------------------------------------------------------------------------------------------------------------------------
                                            (2,363,082)    (1,494,542)     (419,875)         (55,223)        (704,704)
------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation
   (depreciation) on:
   Investments..........................       778,810        (77,523)     (249,599)          52,972       (1,099,874)
   Options written......................            --             --            --               --               --
   Futures..............................            --             --            --               --               --
   Foreign currencies...................            --             --            --               --               --
------------------------------------------------------------------------------------------------------------------------
                                               778,810        (77,523)     (249,599)          52,972       (1,099,874)
------------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS
AND FOREIGN CURRENCIES..................    (1,584,272)    (1,572,065)     (669,474)          (2,251)      (1,804,578)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS..............................   $(1,600,191)   $(1,612,339)    $ 122,889         $824,704      $(1,526,126)
------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of   $     1,883    $       517     $      --         $     --      $       150

                                              SP
                                           Deutsche
                                         International
                                            Equity
                                           Portfolio
------------------------------------------------------
INVESTMENT INCOME
  Dividends (a).........................  $   191,363
  Interest..............................       61,344
------------------------------------------------------
                                              252,707
------------------------------------------------------
EXPENSES
  Management fee........................      133,296
  Custodian's fees and expenses.........      313,000
  Shareholders' reports.................        6,600
  Audit fee.............................       12,000
  Transfer agent's fees and expenses....        2,200
  Legal fees............................        2,500
  Directors' fees.......................        7,200
  Amortization of offering costs........        7,275
  Miscellaneous.........................          511
------------------------------------------------------
   Total expenses.......................      484,582
  Less: custodian fee credit............         (927)
     expense subsidy....................     (321,665)
------------------------------------------------------
   Net expenses.........................      161,990
------------------------------------------------------
NET INVESTMENT INCOME (LOSS)............       90,717
------------------------------------------------------
NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS AND
FOREIGN CURRENCIES
  Net realized loss on:
   Investments..........................   (2,868,451)
   Options written......................      (51,066)
   Futures..............................      (35,421)
   Foreign currencies...................     (122,264)
------------------------------------------------------
                                           (3,077,202)
------------------------------------------------------
  Net change in unrealized appreciation
   (depreciation) on:
   Investments..........................      160,521
   Options written......................      (40,916)
   Futures..............................        6,892
   Foreign currencies...................       73,509
------------------------------------------------------
                                              200,006
------------------------------------------------------
NET LOSS ON INVESTMENTS
AND FOREIGN CURRENCIES..................   (2,877,196)
------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS..............................  $(2,786,479)
------------------------------------------------------
(a)  Net of foreign withholding taxes of  $    22,661

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                           STATEMENTS OF OPERATIONS
                         Year Ended December 31, 2001


                                                      SP INVESCO    SP Jennison
                                       SP Growth     Small Company International SP Large Cap SP MFS Capital     SP MFS
                                    Asset Allocation    Growth        Growth        Value     Opportunities  Mid-Cap Growth
                                       Portfolio       Portfolio     Portfolio    Portfolio     Portfolio      Portfolio
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends (a).....................   $   363,939     $    12,929   $   148,616   $ 167,119    $    36,631    $    20,137
 Interest..........................            --          44,363       159,279      60,955         22,946         53,047
---------------------------------------------------------------------------------------------------------------------------
                                          363,939          57,292       307,895     228,074         59,577         73,184
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fee....................        10,362          62,981       180,080      87,565         44,931         74,910
 Distribution fee -- Class II......            --              --        23,400          --             --             --
 Administration fee -- Class II....            --              --        14,040          --             --             --
 Custodian's fees and expenses.....            --          88,200       176,000      94,200        104,000         84,500
 Directors' fees...................            --          12,000         7,200      12,000         12,000         12,000
 Audit fee.........................            --          10,000        12,000      10,000         10,000         10,000
 Amortization of offering costs....            --           5,200        10,000       3,800          4,027          5,276
 Shareholders' reports.............            --           4,700         2,200       5,900          3,700          6,000
 Transfer agent's fees and expenses            --           2,000         4,000       1,700          1,800          2,000
 Legal fees and expenses...........            --           2,000         1,500       1,700          1,500          1,500
 Miscellaneous.....................            --           1,247         1,074          30             38          1,048
---------------------------------------------------------------------------------------------------------------------------
   Total expenses..................        10,362         188,328       431,494     216,895        181,996        197,234
 Less: custodian fee credit........            --            (166)      (26,191)        (90)           (87)        (1,493)
     expense subsidy...............            --        (112,076)     (131,350)   (118,370)      (122,074)      (103,583)
---------------------------------------------------------------------------------------------------------------------------
   Net expenses....................        10,362          76,086       273,953      98,435         59,835         92,158
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).......       353,577         (18,794)       33,942     129,639           (258)       (18,974)
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZEDLOSS ON
 INVESTMENTS ANDFOREIGN CURRENCIES
 Net realized gain (loss) on:
   Investments.....................      (776,331)     (1,737,031)   (5,523,742)   (395,826)    (1,642,787)      (527,832)
   Futures.........................            --              --            --    (207,945)            --             --
   Foreign currencies..............            --              --       (72,509)         (7)         7,930             --
---------------------------------------------------------------------------------------------------------------------------
                                         (776,331)     (1,737,031)   (5,596,251)   (603,778)    (1,634,857)      (527,832)
---------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation) on:
   Investments.....................      (486,929)        842,626      (555,388)         (1)       173,436       (986,506)
   Futures.........................            --              --            --      (2,251)            --             --
   Foreign currencies..............            --              --           879          --             34             --
---------------------------------------------------------------------------------------------------------------------------
                                         (486,929)        842,626      (554,509)     (2,252)       173,470       (986,506)
---------------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS ANDFOREIGN
CURRENCIES.........................    (1,263,260)       (894,405)   (6,150,760)   (606,030)    (1,461,387)    (1,514,338)
---------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET
ASSETSRESULTING FROM OPERATIONS....   $  (909,683)    $  (913,199)  $(6,116,818)  $(476,391)   $(1,461,645)   $(1,533,312)
---------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding
     taxes of......................   $        --     $        37   $    14,582   $     486    $       494    $        --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A7

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                           STATEMENTS OF OPERATIONS
                         Year Ended December 31, 2001


                                                SP PIMCO
                                     SP PIMCO     Total      SP Prudential   SP Small/Mid   SP Strategic
                                    High Yield   Return      U.S. Emerging    Cap Value   Partners Focused  Stock Index
                                    Portfolio   Portfolio   Growth Portfolio  Portfolio   Growth Portfolio   Portfolio
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends (a)..................... $   11,422  $       --    $    27,767     $  351,845    $    43,319    $  47,048,303
 Interest..........................  2,125,733   2,549,104         52,272         97,023         26,215        2,455,746
 Income from securities loaned, net         --          --             --             --             --        1,688,315
-------------------------------------------------------------------------------------------------------------------------
                                     2,137,155   2,549,104         80,039        448,868         69,534       51,192,364
-------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fee....................    155,283     345,696         90,734        190,077         73,847       12,746,938
 Distribution fee -- Class II......         --          --            114             --          1,288               --
 Administration fee -- Class II....         --          --             68             --            773               --
 Custodian's fees and expenses.....     85,700      85,200         83,700         95,100         96,200          280,000
 Audit fee.........................     10,000      10,000         10,000         10,000         10,000          100,000
 Amortization of offering costs....      7,737      10,007          5,804          5,700          5,752               --
 Directors' fees...................      7,500       8,400         12,000         12,000         12,000           31,000
 Shareholders' reports.............      5,400       7,400          5,000         10,300         12,500          943,000
 Legal fees and expenses...........      2,500       2,000          2,000          2,000          1,500           20,000
 Transfer agent's fees and expenses      2,200       2,700          2,700          2,900          1,800            8,000
 Commitment fee on syndicated
   credit agreement................         --          --             --             --             --           60,000
 Miscellaneous.....................      1,950       2,116          1,053          1,996          1,197           18,650
-------------------------------------------------------------------------------------------------------------------------
   Total expenses..................    278,270     473,519        213,173        330,073        216,857       14,207,588
 Less: custodian fee credit........     (3,140)    (17,038)          (277)          (383)          (266)         (14,788)
     expense subsidy...............    (66,036)    (35,623)       (76,872)      (108,302)      (131,964)              --
-------------------------------------------------------------------------------------------------------------------------
   Net expenses....................    209,094     420,858        136,024        221,388         84,627       14,192,800
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).......  1,928,061   2,128,246        (55,985)       227,480        (15,093)      36,999,564
-------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN(LOSS) ON INVESTMENTS AND
FOREIGNCURRENCIES
 Net realized gain (loss) on:
   Investments.....................   (556,302)  1,283,444     (2,939,101)        (1,862)    (2,459,920)     219,340,774
   Options written.................         --      60,208             --             --             --               --
   Futures.........................         --     667,639             --       (459,800)            --      (11,427,832)
   Foreign currencies..............       (350)   (171,390)            --            (24)            --               --
   Swaps...........................         --      (7,128)            --             --             --               --
-------------------------------------------------------------------------------------------------------------------------
                                      (556,652)  1,832,773     (2,939,101)      (461,686)    (2,459,920)     207,912,942
-------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation) on:
   Investments.....................   (311,277)   (395,997)     1,753,627      1,939,082      1,029,005     (750,358,579)
   Options written.................         --       5,702             --             --             --               --
   Futures.........................      9,100    (138,744)            --         16,195             --        2,964,780
   Foreign currencies..............       (716)     90,489             --             (4)            --               --
   Interest rate swaps.............         --     (39,437)            --             --             --               --
-------------------------------------------------------------------------------------------------------------------------
                                      (302,893)   (477,987)     1,753,627      1,955,273      1,029,005     (747,393,799)
-------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS
ANDFOREIGN CURRENCIES..............   (859,545)  1,354,786     (1,185,474)     1,493,587     (1,430,915)    (539,480,857)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETSRESULTING FROM OPERATIONS.... $1,068,516  $3,483,032    $(1,241,459)    $1,721,067    $(1,446,008)   $(502,481,293)
-------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding
     taxes of...................... $       --  $       --    $       102     $    1,341    $       645    $     186,265

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS




                                                      Global Portfolio              Money Market Portfolio
                                               ------------------------------  --------------------------------
                                                 Year Ended      Year Ended      Year Ended       Year Ended
                                                December 31,    December 31,    December 31,     December 31,
                                                    2001            2000            2001             2000
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
  Net investment income....................... $    5,789,796  $    3,411,553  $    55,283,991  $    72,363,053
  Net realized gain (loss) on investments
   and foreign currencies.....................   (123,791,727)    226,573,409        1,134,766            5,366
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currencies.........................    (82,268,593)   (486,613,702)              --               --
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...................................   (200,270,524)   (256,628,740)      56,418,757       72,368,419
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I....................................     (3,409,968)     (3,379,900)     (55,283,991)     (72,363,053)
   Class II...................................             --              --               --               --
-----------------------------------------------------------------------------------------------------------------
                                                   (3,409,968)     (3,379,900)     (55,283,991)     (72,363,053)
-----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I....................................             --      (6,475,476)              --               --
   Class II...................................             --              --               --               --
-----------------------------------------------------------------------------------------------------------------
                                                           --      (6,475,476)              --               --
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital
   gains
   Class I....................................   (228,950,076)    (89,602,571)      (1,134,766)          (5,366)
   Class II...................................             --              --               --               --
-----------------------------------------------------------------------------------------------------------------
                                                 (228,950,076)    (89,602,571)      (1,134,766)          (5,366)
-----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS..............................   (232,360,044)    (99,457,947)     (56,418,757)     (72,368,419)
-----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..........................    504,076,307     547,420,822    2,116,619,962    1,211,944,319
  Capital stock issued in reinvestment of
   dividends and distributions................    232,360,044      99,457,947       56,418,757       72,368,419
  Capital stock repurchased...................   (600,916,991)   (406,972,968)  (1,909,382,452)  (1,381,590,206)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS...........................    135,519,360     239,905,801      263,656,267      (97,277,468)
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS....................................   (297,111,208)   (116,180,886)     263,656,267      (97,277,468)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year...........................  1,182,133,202   1,298,314,088    1,238,196,754    1,335,474,222
-----------------------------------------------------------------------------------------------------------------
  End of year (b)............................. $  885,021,994  $1,182,133,202  $ 1,501,853,021  $ 1,238,196,754
-----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold.................................     28,874,970      19,006,291      211,661,996      121,194,463
  Shares issued in reinvestment of
    dividends and distributions...............     13,035,663       3,698,020        5,641,876        7,236,811
  Shares repurchased..........................    (34,076,083)    (14,555,873)    (190,938,245)    (138,159,021)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING..........................      7,834,550       8,148,438       26,365,627       (9,727,747)
-----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of................................ $    7,500,118  $    3,125,482  $            --  $            --

                                                          Prudential
                                                      Jennison Portfolio
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                December 31,    December 31,
                                                    2001            2000
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
  Net investment income....................... $    4,222,964  $       703,384
  Net realized gain (loss) on investments
   and foreign currencies.....................   (649,705,913)     369,567,025
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currencies.........................    113,723,602   (1,010,479,700)
-------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...................................   (531,759,347)    (640,209,291)
-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I....................................     (3,975,406)        (703,377)
   Class II...................................            (12)              (7)
-------------------------------------------------------------------------------
                                                   (3,975,418)        (703,384)
-------------------------------------------------------------------------------
  Distributions in excess of net investment
   income
   Class I....................................             --          (30,690)
   Class II...................................             --               --
-------------------------------------------------------------------------------
                                                           --          (30,690)
-------------------------------------------------------------------------------
  Distributions from net realized capital
   gains
   Class I....................................    (23,590,806)    (413,356,512)
   Class II...................................       (258,609)      (1,617,246)
-------------------------------------------------------------------------------
                                                  (23,849,415)    (414,973,758)
-------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS..............................    (27,824,833)    (415,707,832)
-------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..........................    468,098,719    1,068,099,635
  Capital stock issued in reinvestment of
   dividends and distributions................     27,824,833      415,707,832
  Capital stock repurchased...................   (595,952,756)    (292,509,262)
-------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS...........................   (100,029,204)   1,191,298,205
-------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS....................................   (659,613,384)     135,381,082
-------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year...........................  2,906,048,943    2,770,667,861
-------------------------------------------------------------------------------
  End of year (b)............................. $2,246,435,559  $ 2,906,048,943
-------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
     COMMON STOCK:
  Shares sold.................................     23,972,144       32,459,159
  Shares issued in reinvestment of
    dividends and distributions...............      1,363,188       17,750,417
  Shares repurchased..........................    (30,857,338)      (9,214,265)
-------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING..........................     (5,522,006)      40,995,311
-------------------------------------------------------------------------------
(b)  Includes undistributed net investment
     income of................................ $      216,889  $            --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A9

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                           SP Aggressive Growth Asset  SP AIM Aggressive Growth   SP AIM Growth and Income
                                              Allocation Portfolio            Portfolio                  Portfolio
                                           -------------------------  -------------------------  -------------------------
                                                        September 22,              September 22,              September 22,
                                                          2000 (c)                   2000 (c)                   2000 (c)
                                            Year Ended     through     Year Ended     through     Year Ended     through
                                           December 31, December 31,  December 31, December 31,  December 31, December 31,
                                               2001         2000          2001         2000          2001         2000
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............ $    15,914   $      919   $   (34,721)  $   (3,252)  $    (1,619)  $    2,120
  Net realized gain (loss) on investments
   and foreign currencies.................    (411,404)      18,925    (1,511,481)    (226,495)   (1,470,554)    (139,216)
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currencies.....................    (162,831)     (55,207)      312,999     (236,455)      149,558     (374,392)
---------------------------------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS................    (558,321)     (35,363)   (1,233,203)    (466,202)   (1,322,615)    (511,488)
---------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
   Class I................................     (15,938)        (928)           --           --            --       (2,736)
   Class II...............................          --           --            --           --            --           --
---------------------------------------------------------------------------------------------------------------------------
                                               (15,938)        (928)           --           --            --       (2,736)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital
   gains..................................
   Class I................................     (18,925)          --            --           --            --           --
   Class II...............................          --           --            --           --            --           --
---------------------------------------------------------------------------------------------------------------------------
                                               (18,925)          --            --           --            --           --
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND
   DISTRIBUTIONS..........................     (34,863)        (928)           --           --            --       (2,736)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................   8,704,066    2,127,219     5,636,185    4,387,038    10,163,038    5,031,361
  Capital stock issued in reinvestment of
   dividends and distributions............      34,863          928            --           --            --        2,736
  Capital stock repurchased...............  (2,727,504)     (38,952)   (2,572,757)     (28,223)   (2,954,785)    (213,617)
---------------------------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.............................   6,011,425    2,089,195     3,063,428    4,358,815     7,208,253    4,820,480
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS..............   5,418,241    2,052,904     1,830,225    3,892,613     5,885,638    4,306,256
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................   2,052,904           --     3,892,613           --     4,306,256           --
---------------------------------------------------------------------------------------------------------------------------
  End of period (b)....................... $ 7,471,145   $2,052,904   $ 5,722,838   $3,892,613   $10,191,894   $4,306,256
---------------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF
  COMMON STOCK:
   Shares sold............................   1,101,665      224,138       823,827      455,536     1,468,849      535,297
   Shares issued in reinvestment of
    dividends and distributions...........       4,418          101            --           --            --          327
   Shares repurchased.....................    (340,519)      (4,153)     (394,507)      (3,116)     (415,939)     (23,609)
---------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN SHARES
  OUTSTANDING.............................     765,564      220,086       429,320      452,420     1,052,910      512,015
---------------------------------------------------------------------------------------------------------------------------
(b) Includes undistributed net investment
  income of............................... $        --   $       --   $        --   $       --   $        --   $       --
(c) Commencement of operations.


                                      A10

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                             SP Alliance Large Cap      SP Alliance Technology
                                                                Growth Portfolio              Portfolio
                                                           -------------------------  -------------------------
                                                                        September 22,              September 22,
                                                                          2000 (c)                   2000 (c)
                                                            Year Ended     through     Year Ended     through
                                                           December 31, December 31,  December 31, December 31,
                                                               2001         2000          2001         2000
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................ $   (15,919)  $    5,029   $   (40,274)  $     4,214
  Net realized gain (loss) on investments and foreign
   currencies.............................................  (2,363,082)    (132,518)   (1,494,542)     (338,153)
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies..................     778,810     (485,472)      (77,523)     (778,190)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................  (1,600,191)    (612,961)   (1,612,339)   (1,112,129)
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................        (892)      (4,628)           --        (4,214)
   Class II...............................................          --           --            --            --
-----------------------------------------------------------------------------------------------------------------
                                                                  (892)      (4,628)           --        (4,214)
-----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I................................................          --           --            --        (2,353)
   Class II...............................................          --           --            --            --
-----------------------------------------------------------------------------------------------------------------
                                                                    --           --            --        (2,353)
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I................................................          --           --            --            --
   Class II...............................................          --           --            --            --
-----------------------------------------------------------------------------------------------------------------
                                                                    --           --            --            --
-----------------------------------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I................................................      (4,508)          --            --            --
   Class II...............................................          --           --            --            --
-----------------------------------------------------------------------------------------------------------------
                                                                (4,508)          --            --            --
-----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................      (5,400)      (4,628)           --        (6,567)
-----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................  35,772,593    7,932,404     6,372,084     7,239,932
  Capital stock issued in reinvestment of dividends and
   distributions..........................................       5,400        4,628            --         6,567
  Capital stock repurchased...............................  (5,402,636)    (181,952)   (3,176,840)      (37,398)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING
 FROM CAPITAL STOCK TRANSACTIONS..........................  30,375,357    7,755,080     3,195,244     7,209,101
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS..............................  28,769,766    7,137,491     1,582,905     6,090,405
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................................   7,137,491           --     6,090,405            --
-----------------------------------------------------------------------------------------------------------------
  End of period (b)....................................... $35,907,257   $7,137,491   $ 7,673,310   $ 6,090,405
-----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.............................................   4,789,430      854,557     1,053,834       803,032
  Shares issued in reinvestment of dividends and
   distributions..........................................         669          543            --           863
  Shares repurchased......................................    (710,754)     (20,510)     (509,248)       (4,270)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE IN SHARES OUTSTANDING......................   4,079,345      834,590       544,586       799,625
-----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of...... $        --   $      861   $        --   $        --
(c)  Commencement of operations.

                                                               SP Balanced Asset
                                                              Allocation Portfolio
                                                           -------------------------
                                                                        September 22,
                                                                          2000 (c)
                                                            Year Ended     through
                                                           December 31, December 31,
                                                               2001         2000
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................ $   792,363   $   15,613
  Net realized gain (loss) on investments and foreign
   currencies.............................................    (419,875)      30,261
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies..................    (249,599)     (15,493)
-------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................     122,889       30,381
-------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................    (792,353)     (15,623)
   Class II...............................................          --           --
-------------------------------------------------------------------------------------
                                                              (792,353)     (15,623)
-------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I................................................          --           --
   Class II...............................................          --           --
-------------------------------------------------------------------------------------
                                                                    --           --
-------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I................................................    (141,855)          --
   Class II...............................................          --           --
-------------------------------------------------------------------------------------
                                                              (141,855)          --
-------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I................................................          --           --
   Class II...............................................          --           --
-------------------------------------------------------------------------------------
                                                                    --           --
-------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................    (934,208)     (15,623)
-------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................  70,760,120    3,852,954
  Capital stock issued in reinvestment of dividends and
   distributions..........................................     934,208       15,623
  Capital stock repurchased...............................  (8,452,629)    (180,278)
-------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING
 FROM CAPITAL STOCK TRANSACTIONS..........................  63,241,699    3,688,299
-------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS..............................  62,430,380    3,703,057
-------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................................   3,703,057           --
-------------------------------------------------------------------------------------
  End of period (b)....................................... $66,133,437   $3,703,057
-------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.............................................   7,783,893      395,132
  Shares issued in reinvestment of dividends and
   distributions..........................................     105,586        1,600
  Shares repurchased......................................    (932,619)     (18,933)
-------------------------------------------------------------------------------------
  NET INCREASE IN SHARES OUTSTANDING......................   6,956,860      377,799
-------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of...... $        --   $       --
(c)  Commencement of operations.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                           SP Conservative Asset
                                                            Allocation Portfolio     SP Davis Value Portfolio
                                                         -------------------------  -------------------------
                                                                      September 22,              September 22,
                                                                        2000 (c)                   2000 (c)
                                                          Year Ended     through     Year Ended     through
                                                         December 31, December 31,  December 31, December 31,
                                                             2001         2000          2001         2000
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).......................... $   826,955   $   14,963   $   278,452   $    24,779
  Net realized gain (loss) on investments
   and foreign currencies...............................     (55,223)      17,244      (704,704)       (5,424)
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies................      52,972       (5,526)   (1,099,874)      363,236
---------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS.......................     824,704       26,681    (1,526,126)      382,591
---------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..............................................    (609,457)     (14,963)     (278,923)      (21,008)
   Class II.............................................          --           --            --            --
---------------------------------------------------------------------------------------------------------------
                                                            (609,457)     (14,963)     (278,923)      (21,008)
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..............................................     (49,642)         (18)           --            --
   Class II.............................................          --           --            --            --
---------------------------------------------------------------------------------------------------------------
                                                             (49,642)         (18)           --            --
---------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS
   AND DISTRIBUTIONS....................................    (659,099)     (14,981)     (278,923)      (21,008)
---------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold....................................  50,959,312    1,879,553    90,219,475    12,738,572
  Capital stock issued in reinvestment of dividends and
   distributions........................................     659,099       14,981       278,923        21,008
  Capital stock repurchased.............................  (5,742,835)     (12,512)   (7,072,371)     (295,118)
---------------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING
 FROM CAPITAL STOCK TRANSACTIONS........................  45,875,576    1,882,022    83,426,027    12,464,462
---------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS............................  46,041,181    1,893,722    81,620,978    12,826,045
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...................................   1,893,722           --    12,826,045            --
---------------------------------------------------------------------------------------------------------------
  End of period (b)..................................... $47,934,903   $1,893,722   $94,447,023   $12,826,045
---------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold...........................................   5,234,421      189,144     9,916,865     1,291,808
  Shares issued in reinvestment of dividends and
   distributions........................................      68,510        1,498        31,437         2,135
  Shares repurchased....................................    (588,158)      (1,249)     (758,929)      (30,216)
---------------------------------------------------------------------------------------------------------------
  NET INCREASE IN SHARES OUTSTANDING....................   4,714,773      189,393     9,189,373     1,263,727
---------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of.... $   217,498   $       --   $    13,744   $     4,630
(c)  Commencement of operations.

                                                                 SP Deutsche
                                                            International Equity
                                                                  Portfolio
                                                         --------------------------
                                                                       September 22,
                                                                         2000 (c)
                                                          Year Ended      through
                                                         December 31,  December 31,
                                                             2001          2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).......................... $     90,717   $    8,501
  Net realized gain (loss) on investments
   and foreign currencies...............................   (3,077,202)    (419,348)
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies................      200,006      168,402
------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS.......................   (2,786,479)    (242,445)
------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..............................................      (95,706)          --
   Class II.............................................           --           --
------------------------------------------------------------------------------------
                                                              (95,706)          --
------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..............................................           --           --
   Class II.............................................           --           --
------------------------------------------------------------------------------------
                                                                   --           --
------------------------------------------------------------------------------------
   TOTAL DIVIDENDS
   AND DISTRIBUTIONS....................................      (95,706)          --
------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold....................................   39,577,579    8,167,733
  Capital stock issued in reinvestment of dividends and
   distributions........................................       95,706           --
  Capital stock repurchased.............................  (19,895,988)    (164,699)
------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING
 FROM CAPITAL STOCK TRANSACTIONS........................   19,777,297    8,003,034
------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS............................   16,895,112    7,760,589
------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...................................    7,760,589           --
------------------------------------------------------------------------------------
  End of period (b)..................................... $ 24,655,701   $7,760,589
------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold...........................................    5,243,393      840,111
  Shares issued in reinvestment of dividends and
   distributions........................................       11,869           --
  Shares repurchased....................................   (2,722,271)     (17,689)
------------------------------------------------------------------------------------
  NET INCREASE IN SHARES OUTSTANDING....................    2,532,991      822,422
------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of.... $         --   $    1,005
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                           SP INVESCO
                                                             SP Growth Asset             Small Company
                                                           Allocation Portfolio         Growth Portfolio
                                                        -------------------------  -------------------------
                                                                     September 22,              September 22,
                                                                       2000 (c)                   2000 (c)
                                                         Year Ended     through     Year Ended     through
                                                        December 31, December 31,  December 31, December 31,
                                                            2001         2000          2001         2000
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)......................... $   353,577   $   13,673   $   (18,794)  $   (1,345)
  Net realized gain (loss) on investments and foreign
   currencies..........................................    (776,331)      16,053    (1,737,031)    (492,293)
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies...............    (486,929)     (40,274)      842,626     (372,417)
--------------------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.......................................    (909,683)     (10,548)     (913,199)    (866,055)
--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I.............................................   (357,156 )     (10,221)           --           --
   Class II............................................          --           --            --           --
--------------------------------------------------------------------------------------------------------------
                                                           (357,156)     (10,221)           --           --
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I.............................................     (52,072)          --            --           --
   Class II............................................          --           --            --           --
--------------------------------------------------------------------------------------------------------------
                                                            (52,072)          --            --           --
--------------------------------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I.............................................          --           --            --           --
   Class II............................................          --           --            --           --
--------------------------------------------------------------------------------------------------------------
                                                                 --           --            --           --
--------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS...................    (409,228)     (10,221)           --           --
--------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold...................................  52,360,190    4,701,137     7,516,764    6,359,959
  Capital stock issued in reinvestment of dividends
   and distributions...................................     409,228       10,221            --           --
  Capital stock repurchased............................  (8,518,300)    (786,667)   (3,634,143)     (32,677)
--------------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING
 FROM CAPITAL STOCK TRANSACTIONS.......................  44,251,118    3,924,691     3,882,621    6,327,282
--------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS...........................  42,932,207    3,903,922     2,969,422    5,461,227
--------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period..................................   3,903,922           --     5,461,227           --
--------------------------------------------------------------------------------------------------------------
  End of period (b).................................... $46,836,129   $3,903,922   $ 8,430,649   $5,461,227
--------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold..........................................   6,196,607      491,279     1,118,138      655,705
  Shares issued in reinvestment of dividends and
   distributions.......................................      50,175        1,079            --           --
  Shares  repurchased..................................    (995,521)     (82,226)     (554,266)      (3,991)
--------------------------------------------------------------------------------------------------------------
  NET INCREASE IN SHARES OUTSTANDING...................   5,251,261      410,132       563,872      651,714
--------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of... $        --   $    3,452   $        --   $       --
(c)  Commencement of operations.

                                                                SP Jennison
                                                               International
                                                              Growth Portfolio
                                                        ---------------------------
                                                                       September 22,
                                                                         2000 (c)
                                                         Year Ended       through
                                                        December 31,   December 31,
                                                            2001           2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)......................... $      33,942  $      7,879
  Net realized gain (loss) on investments and foreign
   currencies..........................................    (5,596,251)     (161,753)
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies...............      (554,509)     (784,454)
------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.......................................    (6,116,818)     (938,328)
------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I.............................................            --            --
   Class II............................................            --            --
------------------------------------------------------------------------------------
                                                                   --            --
------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I.............................................            --            --
   Class II............................................            --            --
------------------------------------------------------------------------------------
                                                                   --            --
------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I.............................................       (40,473)           --
   Class II............................................       (22,107)           --
------------------------------------------------------------------------------------
                                                              (62,580)           --
------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS...................       (62,580)           --
------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold...................................   214,023,922    21,964,625
  Capital stock issued in reinvestment of dividends
   and distributions...................................        62,580            --
  Capital stock repurchased............................  (183,409,018)  (10,712,733)
------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING
 FROM CAPITAL STOCK TRANSACTIONS.......................    30,677,484    11,251,892
------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS...........................    24,498,086    10,313,564
------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period..................................    10,313,564            --
------------------------------------------------------------------------------------
  End of period (b).................................... $  34,811,650  $ 10,313,564
------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold..........................................    34,707,972     2,424,832
  Shares issued in reinvestment of dividends and
   distributions.......................................        10,106            --
  Shares  repurchased..................................   (29,537,466)   (1,210,788)
------------------------------------------------------------------------------------
  NET INCREASE IN SHARES OUTSTANDING...................     5,180,612     1,214,044
------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of... $          --  $         --
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A13

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                           SP Large Cap              SP MFS Capital
                                                                         Value Portfolio        Opportunities Portfolio
                                                                    -------------------------  -------------------------
                                                                                 September 22,              September 22,
                                                                                   2000 (c)                   2000 (c)
                                                                     Year Ended     through     Year Ended     through
                                                                    December 31, December 31,  December 31, December 31,
                                                                        2001         2000          2001         2000
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)..................................... $   129,639   $   12,883   $      (258)  $    3,376
  Net realized gain (loss) on investments and foreign currencies...    (603,778)     (57,244)   (1,634,857)     (23,269)
  Net change in unrealized appreciation (depreciation) on
   investments and foreign currencies..............................      (2,252)     208,528       173,470     (229,331)
--------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.........................................    (476,391)     164,167    (1,461,645)    (249,224)
--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I.........................................................    (139,958)     (12,883)       (9,788)      (4,523)
   Class II........................................................          --           --            --           --
--------------------------------------------------------------------------------------------------------------------------
                                                                       (139,958)     (12,883)           --       (4,523)
--------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I.........................................................          --       (1,667)           --           --
   Class II........................................................          --           --            --           --
--------------------------------------------------------------------------------------------------------------------------
                                                                             --       (1,667)           --           --
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I.........................................................          --           --            --           --
   Class II........................................................          --           --            --           --
--------------------------------------------------------------------------------------------------------------------------
                                                                             --           --            --           --
--------------------------------------------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I.........................................................          --           --            --           --
   Class II........................................................          --           --            --           --
--------------------------------------------------------------------------------------------------------------------------
                                                                             --           --            --           --
--------------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS...............................    (139,958)     (14,550)       (9,788)      (4,523)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold...............................................  20,941,061    3,778,320     7,987,852    4,616,987
  Capital stock issued in reinvestment of dividends and
   distributions...................................................     139,958       14,550         9,788        4,523
  Capital stock repurchased........................................    (606,772)     (66,846)   (2,577,851)    (113,990)
--------------------------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS........................................  20,474,247    3,726,024     5,419,789    4,507,520
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS.......................................  19,857,898    3,875,641     3,948,356    4,253,773
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period..............................................   3,875,641           --     4,253,773           --
--------------------------------------------------------------------------------------------------------------------------
  End of period (b)................................................ $23,733,539   $3,875,641   $ 8,202,129   $4,253,773
--------------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold......................................................   2,190,953      376,522     1,059,257      476,666
  Shares issued in reinvestment of dividends and
   distributions...................................................      14,967        1,436         1,387          507
  Shares repurchased...............................................     (63,752)      (6,658)     (354,901)     (12,101)
--------------------------------------------------------------------------------------------------------------------------
 NET INCREASE IN SHARES OUTSTANDING................................   2,142,168      371,300       705,743      465,072
--------------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of............... $        --   $       --   $        --   $      435
(c)  Commencement of operations.

                                                                          SP MFS Mid-Cap
                                                                         Growth Portfolio
                                                                    -------------------------
                                                                                 September 22,
                                                                                   2000 (c)
                                                                     Year Ended     through
                                                                    December 31, December 31,
                                                                        2001         2000
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)..................................... $   (18,974)  $   11,984
  Net realized gain (loss) on investments and foreign currencies...    (527,832)      69,979
  Net change in unrealized appreciation (depreciation) on
   investments and foreign currencies..............................    (986,506)    (232,671)
----------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.........................................  (1,533,312)    (150,708)
----------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I.........................................................      (2,549)     (10,065)
   Class II........................................................          --           --
----------------------------------------------------------------------------------------------
                                                                         (2,549)     (10,065)
----------------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I.........................................................          --           --
   Class II........................................................          --           --
----------------------------------------------------------------------------------------------
                                                                             --           --
----------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I.........................................................     (34,886)     (35,093)
   Class II........................................................          --           --
----------------------------------------------------------------------------------------------
                                                                        (34,886)     (35,093)
----------------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I.........................................................      (4,666)          --
   Class II........................................................          --           --
----------------------------------------------------------------------------------------------
                                                                         (4,666)          --
----------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS...............................     (42,101)     (45,158)
----------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold...............................................  15,173,759    5,924,143
  Capital stock issued in reinvestment of dividends and
   distributions...................................................      42,101       45,158
  Capital stock repurchased........................................  (3,362,376)    (162,530)
----------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS........................................  11,853,484    5,806,771
----------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS.......................................  10,278,071    5,610,905
----------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period..............................................   5,610,905           --
----------------------------------------------------------------------------------------------
  End of period (b)................................................ $15,888,976   $5,610,905
----------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold......................................................   1,938,677      590,493
  Shares issued in reinvestment of dividends and
   distributions...................................................       4,790        4,694
  Shares repurchased...............................................    (438,263)     (16,080)
----------------------------------------------------------------------------------------------
 NET INCREASE IN SHARES OUTSTANDING................................   1,505,204      579,107
----------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of............... $        --   $    2,246
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                    SP PIMCO                   SP PIMCO
                                                              High Yield Portfolio      Total Return Portfolio
                                                           -------------------------  --------------------------
                                                                        September 22,               September 22,
                                                                          2000 (c)                    2000 (c)
                                                            Year Ended     through     Year Ended      through
                                                           December 31, December 31,  December 31,  December 31,
                                                               2001         2000          2001          2000
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................ $ 1,928,061   $  126,302   $  2,128,246   $   112,643
  Net realized gain (loss) on investments and foreign
   currencies.............................................    (556,652)       7,037      1,832,773        91,920
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies..................    (302,893)       4,546       (477,987)      180,057
------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................   1,068,516      137,885      3,483,032       384,620
------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................  (1,926,555)    (121,134)    (2,230,696)     (100,145)
   Class II...............................................          --           --             --            --
------------------------------------------------------------------------------------------------------------------
                                                            (1,926,555)    (121,134)    (2,230,696)     (100,145)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I................................................          --       (7,037)    (2,700,261)      (10,653)
   Class II...............................................          --           --             --            --
------------------------------------------------------------------------------------------------------------------
                                                                    --       (7,037)    (2,700,261)      (10,653)
------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net realized capital gains
   Class I................................................          --       (3,050)            --            --
   Class II...............................................          --           --             --            --
------------------------------------------------------------------------------------------------------------------
                                                                    --       (3,050)            --            --
------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................  (1,926,555)    (131,221)    (4,930,957)     (110,798)
------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................  52,434,308    7,980,735    148,122,391    10,622,951
  Capital stock issued in reinvestment of dividends and
   distributions..........................................   1,926,555      131,221      4,930,957       110,798
  Capital stock repurchased...............................  (9,461,474)    (155,991)   (15,343,219)     (295,402)
------------------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING
 FROM CAPITAL STOCK TRANSACTIONS..........................  44,899,389    7,955,965    137,710,129    10,438,347
------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS..............................  44,041,350    7,962,629    136,262,204    10,712,169
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................................   7,962,629           --     10,712,169            --
------------------------------------------------------------------------------------------------------------------
  End of period (b)....................................... $52,003,979   $7,962,629   $146,974,373   $10,712,169
------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.............................................   5,263,329      797,610     13,652,270     1,047,848
  Shares issued in reinvestment of dividends and
   distributions..........................................     197,356       13,096        462,472        10,654
  Shares repurchased......................................    (953,701)     (15,682)    (1,414,001)      (28,814)
------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN SHARES OUTSTANDING......................   4,506,984      795,024     12,700,741     1,029,688
------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of...... $    12,846   $    5,692   $     73,473   $    14,485
(c)  Commencement of operations.

                                                                 SP Prudential
                                                                 U.S. Emerging
                                                                Growth Portfolio
                                                           -------------------------
                                                                        September 22,
                                                                          2000 (c)
                                                            Year Ended     through
                                                           December 31, December 31,
                                                               2001         2000
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)............................ $   (55,985)  $    5,307
  Net realized gain (loss) on investments and foreign
   currencies.............................................  (2,939,101)    (371,933)
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies..................   1,753,627     (292,586)
-------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................................  (1,241,459)    (659,212)
-------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I................................................          --       (5,850)
   Class II...............................................          --           --
-------------------------------------------------------------------------------------
                                                                    --       (5,850)
-------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I................................................          --           --
   Class II...............................................          --           --
-------------------------------------------------------------------------------------
                                                                    --           --
-------------------------------------------------------------------------------------
  Distributions in excess of net realized capital gains
   Class I................................................          --           --
   Class II...............................................          --           --
-------------------------------------------------------------------------------------
                                                                    --           --
-------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......................          --       (5,850)
-------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold......................................  31,588,579    7,170,363
  Capital stock issued in reinvestment of dividends and
   distributions..........................................          --        5,850
  Capital stock repurchased...............................  (5,353,501)    (143,669)
-------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING
 FROM CAPITAL STOCK TRANSACTIONS..........................  26,235,078    7,032,544
-------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS..............................  24,993,619    6,367,482
-------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.....................................   6,367,482           --
-------------------------------------------------------------------------------------
  End of period (b)....................................... $31,361,101   $6,367,482
-------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold.............................................   4,539,548      775,872
  Shares issued in reinvestment of dividends and
   distributions..........................................          --          710
  Shares repurchased......................................    (745,512)     (16,830)
-------------------------------------------------------------------------------------
  NET INCREASE IN SHARES OUTSTANDING......................   3,794,036      759,752
-------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of...... $        --   $       --
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A15

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           SP Strategic
                                                              SP Small/Mid Cap           Partners Focused
                                                              Value Portfolio            Growth Portfolio
                                                         -------------------------  -------------------------
                                                                      September 22,              September 22,
                                                                        2000 (c)                   2000 (c)
                                                          Year Ended     through     Year Ended     through
                                                         December 31, December 31,  December 31, December 31,
                                                             2001         2000          2001         2000
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).......................... $   227,480   $   18,231   $   (15,093)  $     2,510
  Net realized loss on investments and foreign
   currencies...........................................    (461,686)     (55,569)   (2,459,920)     (284,620)
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies................   1,955,273      560,932     1,029,005      (925,407)
---------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............................   1,721,067      523,594    (1,446,008)   (1,207,517)
---------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..............................................    (248,999)      (1,460)       (2,385)       (2,442)
   Class II.............................................          --           --            (1)           --
---------------------------------------------------------------------------------------------------------------
                                                            (248,999)      (1,460)       (2,386)       (2,442)
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..............................................          --           --            --            --
   Class II.............................................          --           --            --            --
---------------------------------------------------------------------------------------------------------------
                                                                  --           --            --            --
---------------------------------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I..............................................      (3,372)          --            --            --
   Class II.............................................          --           --            --            --
---------------------------------------------------------------------------------------------------------------
                                                              (3,372)          --            --            --
---------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS....................    (252,371)      (1,460)       (2,386)       (2,442)
---------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold....................................  44,147,863    5,845,936     9,675,982     7,077,871
  Capital stock issued in reinvestment of dividends
   and distributions....................................     252,371        1,460         2,386         2,442
  Capital stock repurchased.............................  (4,562,378)    (226,460)   (4,441,070)      (19,345)
---------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS...........................................  39,837,856    5,620,936     5,237,298     7,060,968
---------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.................  41,306,552    6,143,070     3,788,904     5,851,009
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...................................   6,143,070           --     5,851,009            --
---------------------------------------------------------------------------------------------------------------
  End of period (b)..................................... $47,449,622   $6,143,070   $ 9,639,913   $ 5,851,009
---------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold...........................................   4,022,127      573,027     1,391,341       738,511
  Shares issued in reinvestment of dividends and
   distributions........................................      23,249          137           311           310
  Shares repurchased....................................    (421,366)     (21,400)     (693,687)       (2,331)
---------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING...........................................   3,624,010      551,764       697,965       736,490
---------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of.... $        --   $   17,123   $        --   $       508
(c)  Commencement of operations.

                                                                   Stock Index
                                                                    Portfolio
                                                         ------------------------------


                                                           Year Ended      Year Ended
                                                          December 31,    December 31,
                                                              2001            2000
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).......................... $   36,999,564  $   37,882,299
  Net realized loss on investments and foreign
   currencies...........................................    207,912,942     161,135,662
  Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies................   (747,393,799)   (616,928,958)
----------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............................   (502,481,293)   (417,910,997)
----------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..............................................    (36,074,925)    (38,198,091)
   Class II.............................................             --              --
----------------------------------------------------------------------------------------
                                                            (36,074,925)    (38,198,091)
----------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..............................................   (200,503,213)   (147,427,094)
   Class II.............................................             --              --
----------------------------------------------------------------------------------------
                                                           (200,503,213)   (147,427,094)
----------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I..............................................             --              --
   Class II.............................................             --              --
----------------------------------------------------------------------------------------
                                                                     --              --
----------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS....................   (236,578,138)   (185,625,185)
----------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold....................................    312,414,047     422,421,211
  Capital stock issued in reinvestment of dividends
   and distributions....................................    236,578,137     185,625,185
  Capital stock repurchased.............................   (601,877,232)   (473,493,960)
----------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL STOCK
 TRANSACTIONS...........................................    (52,885,048)    134,552,436
----------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.................   (791,944,479)   (468,983,746)
----------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...................................  4,186,033,774   4,655,017,520
----------------------------------------------------------------------------------------
  End of period (b)..................................... $3,394,089,295  $4,186,033,774
----------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON
     STOCK:
  Shares sold...........................................      8,930,279       9,767,456
  Shares issued in reinvestment of dividends and
   distributions........................................      7,492,056       4,767,690
  Shares repurchased....................................    (17,449,772)    (10,971,202)
----------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING...........................................     (1,027,437)      3,563,944
----------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of.... $      924,639  $           --
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A16

                       THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS

                               GLOBAL PORTFOLIO

December 31, 2001


       LONG-TERM INVESTMENTS -- 91.1%                          Value
                                                   Shares     (Note 2)
       COMMON STOCKS                             ---------- ------------
       Australia -- 3.3%
         BHP Billiton, Ltd......................  3,665,367 $ 19,653,061
         Commonwealth Bank of Australia.........    618,973    9,463,394
                                                            ------------
                                                              29,116,455
                                                            ------------
       Bermuda -- 2.0%
         Tyco International, Ltd................    304,200   17,917,380
                                                            ------------
       Canada -- 0.5%
         Alcan, Inc.............................    131,100    4,710,423
                                                            ------------
       China -- 0.3%
         Aluminum Corporation of China, Ltd.(a). 13,262,600    2,313,017
         Aluminum Corporation of China, Ltd.
          (ADR)(a)..............................     35,000      611,800
                                                            ------------
                                                               2,924,817
                                                            ------------
       Finland -- 2.0%
         Nokia Oy...............................    688,900   17,782,914
                                                            ------------
       France -- 3.4%
         Altran Technologies SA.................     39,137    1,770,401
         JC Decaux SA(a)........................    335,968    3,758,286
         STMicroelectronics NV..................    251,000    8,065,423
         TotalFinaElf SA........................    116,525   16,659,872
                                                            ------------
                                                              30,253,982
                                                            ------------
       Republic of Germany -- 2.3%
         Deutsche Boerse AG.....................    294,310   11,335,416
         Muenchener Rueckversicherungs--
          Gesellschaft AG.......................     33,600    9,133,055
                                                            ------------
                                                              20,468,471
                                                            ------------
       Hong Kong -- 2.0%
         China Merchants Holdings International
          Co., Ltd.............................. 12,568,600    8,058,758
         China Mobile, Ltd.(a)..................  1,200,800    4,226,922
         Li & Fung, Ltd.........................  4,571,800    5,129,871
                                                            ------------
                                                              17,415,551
                                                            ------------
       Italy -- 4.9%
         Banca Popolare di Verona(b)............    150,103    1,471,737
         Bulgari SpA(b).........................  1,028,800    7,996,420
         Riunione Adriatica di Sicurta SpA(b)...  1,109,286   13,081,320
         Snam Rete Gas SpA(a)...................  1,716,400    4,543,841
         Telecom Italia SpA.....................  1,185,000   10,139,995
         Tod's SpA(b)...........................    150,700    6,179,015
                                                            ------------
                                                              43,412,328
                                                            ------------
       Japan -- 8.1%
         Mitsubishi Corp........................  1,786,000   11,545,339
         Nintendo Co., Ltd......................    164,800   28,729,996
         ORIX Corp..............................    123,200   10,986,882
         Sanyo Electric Co., Ltd................  2,658,000   12,498,022
         Sega Enterprises, Ltd.(a)(b)...........    380,100    7,550,318
                                                            ------------
                                                              71,310,557
                                                            ------------
       Mexico -- 2.6%
         America Movil SA de CV
          (Class "L" Shares) (ADR)(b)...........    414,400    8,072,512
         Telefonos de Mexico SA de CV
          (Class "L" Shares) (ADR)..............    414,400   14,512,288
                                                            ------------
                                                              22,584,800
                                                            ------------

                                                               Value
       COMMON STOCKS                               Shares     (Note 2)
       (Continued)                               ---------- ------------
       Netherlands -- 3.2%
         ING Groep NV...........................    765,700 $ 19,546,988
         Koninklijke Ahold NV...................    283,587    8,260,694
                                                            ------------
                                                              27,807,682
                                                            ------------
       Spain -- 1.3%
         Banco Santander Central Hispano SA.....  1,164,900    9,770,717
         Corporacion Mapfre SA..................    342,652    1,988,303
                                                            ------------
                                                              11,759,020
                                                            ------------
       Switzerland -- 1.5%
         Serono SA (Class "B" Shares)...........     15,399   13,453,815
                                                            ------------
       United Kingdom -- 9.5%
         Brambles Industries PLC(a).............  1,263,160    6,253,149
         Celltech Group PLC(a)..................    214,600    2,730,880
         Exel PLC...............................  1,162,602   13,288,079
         GKN PLC................................  1,263,160    4,873,778
         Oxford GlycoSciences PLC(a)............    103,300      977,631
         Royal Bank of Scotland Group PLC.......    480,400   11,695,015
         Tesco PLC..............................  2,134,900    7,739,954
         Vodafone Group PLC..................... 10,918,154   28,574,564
         Xansa PLC..............................  1,586,621    8,247,131
                                                            ------------
                                                              84,380,181
                                                            ------------
       United States -- 44.2%
         Alcoa, Inc.............................    109,500    3,892,725
         American Home Products Corp............    426,800   26,188,448
         AOL Time Warner, Inc.(a)...............    602,750   19,348,275
         BJ's Wholesale Club, Inc.(a)...........    192,700    8,498,070
         Cablevision Systems New York Group
          (Class "A" Shares)(b).................    232,600   11,036,870
         Cisco Systems, Inc.(a).................    427,500    7,742,025
         Citigroup, Inc.........................    794,800   40,121,504
         Coach, Inc.(a).........................    215,300    8,392,394
         Comcast Corp. (Class "A" Shares)(a)(b).    348,300   12,538,800
         General Electric Co....................    217,800    8,729,424
         Goldman Sachs Group, Inc.(b)...........    111,000   10,295,250
         Home Depot, Inc........................    192,500    9,819,425
         International Business Machines Corp.
          (IBM).................................    127,300   15,398,208
         J. P. Morgan Chase & Co................    338,600   12,308,110
         Johnson & Johnson......................    118,800    7,021,080
         Maxim Integrated Products, Inc.(a).....    118,600    6,227,686
         MedImmune, Inc.(a).....................    156,900    7,272,315
         Microsoft Corp.(a).....................    118,700    7,863,875
         Novellus Systems, Inc.(a)..............    222,600    8,781,570
         Omnicom Group, Inc.(b).................    242,100   21,631,635
         Oracle Corp.(a)........................    851,600   11,760,596
         PepsiCo, Inc...........................     80,100    3,900,069
         Pfizer, Inc............................    482,800   19,239,580
         Pharmacia Corp.........................    278,600   11,882,290
         Schlumberger Ltd.......................    178,700    9,819,565
         Smith International, Inc.(a)...........    247,000   13,244,140
         Solectron Corp.(a)(b)..................    408,100    4,603,368
         Target Corp............................    458,800   18,833,740
         Texas Instruments, Inc.................    264,200    7,397,600

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

December 31, 2001


                                                             Value
          COMMON STOCKS                          Shares     (Note 2)
          (Continued)                           --------- ------------
          United States (cont'd.)
            USA Networks, Inc.(a).............. 1,032,300 $ 28,192,113
            Viacom, Inc. (Class "B" Shares)(a).    60,600    2,675,490
            Wal-Mart Stores, Inc...............   105,300    6,060,015
                                                          ------------
                                                           390,716,255
                                                          ------------
          TOTAL LONG-TERM INVESTMENTS
           (cost $821,477,594)...........................  806,014,631
                                                          ------------

                                      Moody's    Principal
                                      Rating      Amount
                                    (Unaudited)    (000)
                                    ----------- -----------
      SHORT-TERM INVESTMENTS -- 10.7%
      Commercial Paper -- 7.2%
        Deutsche Bank AG(c),
         1.75%, 01/02/02...........     P-1     $    23,739   23,739,000
        General Motors
         Acceptance Corp.(c),
         2.55%, 02/25/02...........     P-1           8,948    8,913,140
        KeySpan Corp.(c),
         2.28%, 01/28/02...........     P-1           4,000    3,993,160
        Phillips Petroleum Co.(c),
         2.51%, 01/30/02...........     P-1           8,948    8,929,907
        Sprint Capital Corp.(c),
         2.69%, 02/08/02...........     P-1           8,948    8,922,593
        Triple A One Funding Corp.(c),
         1.88%, 01/15/02...........     P-1           8,932    8,925,470
                                                            ------------
      TOTAL COMMERCIAL PAPER
       (cost $63,423,270)..................................   63,423,270
                                                            ------------
                                                  Shares
                                                -----------
      Mutual Funds -- 1.8%
         Prudential Core Investment --Taxable
          Money Market Series(c)
          (Note 4),.........................     16,442,057   16,442,057
                                                            ------------

                                                 Principal
                                                  Amount
                                                   (000)
                                                -----------
      U.S. Government Obligations -- 1.7%
        United States Treasury Bills,
         1.65%, 03/07/02(d).................    $     4,264    4,251,297
         1.69%, 03/28/02(d).................         10,650   10,607,003
                                                            ------------
      TOTAL U.S. GOVERNMENT OBLIGATIONS
        (cost $14,858,300).................................   14,858,300
                                                            ------------
      TOTAL SHORT-TERM INVESTMENTS
        (cost $94,723,627).................................   94,723,627
                                                            ------------
      TOTAL INVESTMENTS -- 101.8%
        (cost $916,201,221; Note 7)........................  900,738,258
      UNREALIZED APPRECIATION ON FORWARD
       FOREIGN CURRENCY CONTRACT, NET(e)...................        2,301
      LIABILITIES IN EXCESS OF OTHER
       ASSETS -- (1.8)%....................................  (15,718,565)
                                                            ------------
      TOTAL NET ASSETS -- 100.0%........................... $885,021,994
                                                            ============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
AG  Aktiengesellschaft (German Corporation)
NV  Naamloze Vennootschap (Dutch Corporation)
Oy  Osakehio (Finnish Corporation)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonmia (Spanish Corporation) or Societe
    Anonyme (French Corporation)
SpA Societa per Azioni (Italian Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $60,720,673; cash collateral of $63,291,209 was received with which the portfolio purchased securities.

(c)Represents security or a portion thereof, purchased with cash collateral received for securities of loan.

(d)Rate quoted represents yield-to-maturity as of purchase date.

(e)Outstanding forward currency contracts as of December 31, 2001 were as follows.

           Foreign Currency    Value at      Current    Appreciation
           Contract         Settlement Date   Value    (Depreciation)
           ---------------- --------------- ---------- --------------
             Purchased:
               Euro
               expiring
                1/2/02        $4,358,570    $4,386,300    $ 27,730
               expiring
                1/2/02         1,223,290     1,231,073       7,783
               expiring
                1/3/02         2,572,995     2,593,365      20,370
               expiring
                1/3/02         1,203,085     1,212,609       9,524
                              ----------    ----------    --------
                               9,357,940     9,423,347      65,407
                              ----------    ----------    --------
             Sold:
              Australian
                Dollars
               expiring
                1/2/02         4,358,570     4,378,539     (19,969)
               expiring
                1/3/02         2,572,995     2,605,051     (32,056)
             Hong Kong Dollars
               expiring
                1/2/02         1,223,290     1,222,638         652
               expiring
                1/3/02         1,203,085     1,214,818     (11,733)
                              ----------    ----------    --------
                               9,357,940     9,421,046     (63,106)
                              ----------    ----------    --------
                                                          $  2,301
                                                          ========

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2001 was as follows:

                 Financial Services...................  12.1%
                 Pharmaceuticals......................  10.0%
                 Electronics..........................   9.5%
                 Telecommunications...................   9.4%
                 Media................................   8.4%
                 Commercial Paper.....................   7.2%
                 Retail...............................   6.5%
                 Oil & Gas Services...................   5.0%
                 Diversified Manufacturing............   5.0%
                 Computer Software & Services.........   4.0%
                 Commercial Banking...................   3.7%
                 Advertising..........................   2.9%
                 Metal & Minerals.....................   2.5%
                 Insurance............................   2.4%
                 Food & Beverage......................   2.3%
                 Mutual Funds.........................   1.8%
                 U.S. Government Obligations..........   1.7%
                 Computers............................   1.7%
                 Transport Services...................   1.5%
                 Apparel..............................   1.0%
                 Manufacturing........................   0.9%
                 Aluminum.............................   0.9%
                 Distribution/Wholesalers.............   0.6%
                 Automobiles & Manufacturing..........   0.6%
                 Engineering..........................   0.2%
                                                       -----
                                                       101.8%
                 Liabilities in excess of other assets  (1.8)%
                                                       -----
                                                       100.0%
                                                       =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

                            MONEY MARKET PORTFOLIO

December 31, 2001


                                                              Principal
                                            Interest Maturity  Amount      Value
                                              Rate     Date     (000)     (Note 2)
                                            -------- -------- --------- ------------
Bank Notes -- 0.8%
  American Express Centurion Bank (a)...... 2.08125% 11/06/02  $ 7,000  $  7,000,000
  Bank One N.A. (a)........................  2.4525% 01/24/02    5,000     5,000,344
                                                                        ------------
                                                                          12,000,344
                                                                        ------------
Certificates of Deposit - Yankee -- 18.0%
  Abbey National Treasury..................  2.1225% 10/10/02   20,000    19,992,274
  Abbey National Treasury..................    2.63% 12/27/02   25,000    24,995,141
  Bank of Nova Scotia......................    1.83% 06/10/02   25,000    24,796,667
  Bank of Nova Scotia......................    4.39% 05/03/02   20,000    19,999,351
  Canadian Imperial Bank of Commerce.......    2.12% 12/13/02   50,000    49,995,304
  Deutsche Bank AG.........................    2.03% 02/08/02   20,000    20,000,000
  Dresdner Bank AG.........................    5.07% 02/06/02   25,000    24,999,287
  Landesbank Baden - Wurttemberg...........    3.71% 01/15/02   32,000    32,000,030
  Royal Bank of Canada.....................    5.07% 02/13/02   25,000    24,998,235
  Svenska Handelsbanken AB.................    5.00% 02/07/02   10,000    10,000,000
  Svenska Handelsbanken AB.................    4.11% 07/08/02   18,000    18,000,000
                                                                        ------------
                                                                         269,776,289
                                                                        ------------
Commercial Paper -- 60.0%
  Alliance & Leicester.....................    1.87% 05/28/02    5,248     5,207,927
  American General Corp....................    1.70% 01/02/02   31,000    30,998,536
  American Home Products Corp..............    2.10% 01/23/02    3,200     3,195,893
  American Home Products Corp..............    2.25% 03/06/02    2,597     2,586,612
  American Honda Finance Corp..............    1.85% 01/31/02   24,275    24,237,576
  Aventis..................................    1.95% 01/15/02   20,000    19,984,833
  Barclays Bank PLC........................    1.80% 03/04/02   75,000    75,000,000
  BellSouth Corp...........................    1.85% 01/25/02   23,751    23,721,707
  Black Forest Funding Corp................    1.98% 01/17/02   17,000    16,985,040
  Brahms Funding Corp......................    2.12% 01/14/02   12,230    12,220,637
  Caisse Nationale Des Caisses.............    1.81% 06/12/02   15,480    15,353,915
  Clipper Receivables Corp.................    2.40% 01/14/02   20,000    19,982,667
  Den Norske Bank ASA......................    1.80% 03/04/02   17,000    16,947,300
  Den Norske Bank ASA......................    1.89% 03/04/02   27,222    27,133,392
  Dexia Delaware...........................    1.80% 01/14/02   29,500    29,480,825
  Enterprise Funding Corp..................    2.00% 01/24/02    3,199     3,194,912
  Enterprise Funding Corp..................    2.05% 02/01/02    7,000     6,987,643
  Falcon Asset Securitization Corp.........    1.95% 02/06/02   27,758    27,703,872
  FCAR Owner Trust Series II...............    2.04% 03/08/02   25,000    24,906,500
  Intrepid Funding Master Trust............    2.04% 02/25/02    6,000     5,981,300
  Intrepid Funding Master Trust............    2.39% 01/11/02   26,000    25,982,739
  Johnson Controls, Inc....................    2.25% 01/02/02    8,000     7,999,500
  Landesbank Scheswig Holstein Bank........    1.90% 02/12/02    5,000     4,988,917
  Market Street Funding Corp...............    1.95% 01/22/02   28,000    27,968,150
  Nestle Capital Corp......................    1.82% 02/28/02   10,000     9,970,678
  Nyala Funding LLC........................    2.15% 01/24/02    3,700     3,694,918
  Nyala Funding LLC........................    1.84% 01/25/02   40,000    39,950,933
  Preferred Receivables Funding Corp.......    2.02% 01/14/02   11,000    10,991,976
  Preferred Receivables Funding Corp.......    1.90% 01/24/02   20,000    19,975,722
  Prudential PLC...........................    1.80% 02/22/02   25,000    24,935,000
  San Paolo U.S. Finance Co................    1.87% 04/30/02   24,092    23,943,078
  Santander Hispano Finance Delaware, Inc..    1.88% 06/06/02   20,000    19,837,067
  Spintab/Swedmortgage AB..................    2.30% 02/20/02   25,000    24,920,139
  Spintab/Swedmortgage AB..................    1.94% 02/27/02   38,000    37,883,277
  Swedbank, Inc............................    1.85% 03/12/02    7,300     7,273,740
  Sweetwater Capital Corp..................    1.95% 01/28/02   17,317    17,291,674
  Telstra Corp., Ltd.......................    2.08% 02/07/02    8,000     7,982,898
  Toyota Motor Credit Co...................    1.87% 01/23/02   12,449    12,434,774
  Tyco International Group SA..............    2.10% 01/18/02    3,000     2,997,025
  Tyco International Group SA..............    2.05% 02/15/02   16,000    15,959,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

December 31, 2001


                                                                                       Interest Maturity Amount      Value
                                                                                         Rate     Date   (000)      (Note 2)
Commercial Paper (cont'd.)                                                             -------- -------- ------- --------------
  UBS AG..............................................................................    4.25% 05/16/02 $15,000 $   15,000,000
  UBS Finance Del LLC (a).............................................................    1.80% 01/02/02  52,846     52,843,358
  Verizon Global Funding Corp.........................................................    2.00% 01/25/02  25,000     24,966,666
  Verizon Global Funding Corp.........................................................    1.85% 01/30/02  40,000     39,940,389
  Volkswagen of America, Inc..........................................................    1.85% 01/28/02  30,000     29,958,375
                                                                                                                 --------------
                                                                                                                    901,501,080
                                                                                                                 --------------
Certificates of Deposit-Domestic -- 5.0%
  Chase Manhattan Bank................................................................    2.00% 02/20/02  75,000     75,000,000
                                                                                                                 --------------
Certificate of Deposit-Eurodollar -- 4.6%
  Banca Intesa SpA....................................................................    1.95% 03/04/02  15,000     15,000,772
  Bank of Scotland....................................................................    2.15% 03/28/02  25,000     25,005,866
  ING Bank, NV........................................................................    3.63% 01/28/02  30,000     29,999,550
                                                                                                                 --------------
                                                                                                                     70,006,188
                                                                                                                 --------------
Other Corporate Obligations -- 10.3%
  Allstate Life Insurance (cost $7,000,000; purchased 4/30/01)(a)(b)..................    2.40% 05/01/02   7,000      7,000,000
  Associates Corp. N.A. (cost $14,000,000; purchased 11/2/00)(a)(b)...................    2.64% 01/03/02  14,000     14,000,031
  Bank One Corp.(a)...................................................................    2.50% 01/28/02   5,000      5,000,736
  Bishop's Gate Residential Mortgage Trust (cost $5,000,000; purchased 3/30/01)(a)(b). 2.26375% 03/20/02   5,000      5,000,000
  FCC National Bank(a)................................................................ 2.08125% 05/15/02   3,000      3,000,781
  First Bank Systems, Inc.(a).........................................................    2.07% 07/17/02   3,200      3,202,758
  GE Capital Assurance Co. (cost $7,000,000; purchased 7/20/01)(a)(b).................  2.0125% 07/22/02   7,000      7,000,000
  Goldman Sachs Group LP (cost $45,000,000; purchased 6/27/00)(a)(b)..................    2.02% 01/14/03  45,000     45,000,000
  Merrill Lynch & Co., Inc.(a)........................................................    1.97% 01/15/02   4,000      4,000,165
  Merrill Lynch & Co., Inc.(a)........................................................ 2.16625% 11/13/02  20,000     20,037,277
  Metropolitan Life Insurance (cost $9,000,000; purchased 2/6/01)(a)(b)...............    2.31% 07/02/02   9,000      9,000,000
  Morgan Stanley Group, Inc.(a)....................................................... 1.95563% 08/15/02  25,000     25,000,000
  Travelers Insurance Co. (cost $7,000,000; purchased 7/6/00)(a)(b)................... 2.12375% 07/08/02   7,000      7,000,000
                                                                                                                 --------------
                                                                                                                    154,241,748
                                                                                                                 --------------
U.S. Government Obligations -- 5.6%
  Federal Home Loan Mortgage Corp.....................................................    5.50% 05/15/02  10,000     10,134,608
  Federal Home Loan Mortgage Corp.....................................................    6.25% 10/15/02  25,000     25,661,795
  Federal National Mortgage Association...............................................    1.98% 02/07/02  30,000     29,938,950
  Federal National Mortgage Association...............................................   6.625% 01/15/02  12,840     12,852,413
  Federal National Mortgage Association...............................................   6.625% 04/15/02   5,000      5,064,070
                                                                                                                 --------------
                                                                                                                     83,651,836
                                                                                                                 --------------
TOTAL INVESTMENTS -- 104.3%
 (amortized cost $1,566,177,485;(c))............................................................................  1,566,177,485
LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.3)%.................................................................    (64,324,464)
                                                                                                                 --------------
TOTAL NET ASSETS -- 100.0%...................................................................................... $1,501,853,021
                                                                                                                 ==============

The following abbreviations are used in portfolio descriptions:

         AG   Aktiengesellschaft (German Stock Company)
         ASA  Allmennaksjeselskae (Norwegian Company)
         LLC  Limited Liability Company
         LP   Limited Partnership
         N.A. National Association
         NV   Naamloze Vennootschap (Dutch Corporation)
         PLC  Public Limited Company (British Corporation)
         SA   Sociedad Anonmia (Spanish Corporation) or Societe Anonyme
              (French Corporation)
         SpA  Societa per Azioni (Italian Corporation)

(a)Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2001.
(b)Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $94,000,000 and represents 6.3% of net assets.
(c)The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

December 31, 2001



  The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2001 was as follows:

                 Commercial Banks.....................  50.7%
                 Asset Backed Securities..............  15.9%
                 Phone Company Communications.........   6.7%
                 Security Broker to Dealer............   6.7%
                 Federal Credit Agencies..............   5.9%
                 Motor Vehicle Parts..................   4.7%
                 Mortgage Bankers.....................   4.4%
                 Life Insurance.......................   3.9%
                 Pharmaceuticals......................   1.8%
                 General Industrial Machinery.........   1.4%
                 Personal Credit Institutes...........   0.9%
                 Food & Kindred Products..............   0.7%
                 Bank Holding Companies...............   0.6%
                                                       -----
                                                       104.3%
                 Liabilities in excess of other assets  (4.3)%
                                                       -----
                                                       100.0%
                                                       =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B5

                         PRUDENTIAL JENNISON PORTFOLIO
December 31, 2001


       LONG-TERM INVESTMENTS -- 99.3%                         Value
                                                 Shares      (Note 2)
       COMMON STOCKS -- 99.2%                   --------- --------------
       Advertising -- 2.0%
         Omnicom Group, Inc....................   515,300 $   46,042,055
                                                          --------------
       Aerospace -- 1.1%
         Northrop Grumman Corp.................   238,300     24,023,023
                                                          --------------
       Banks and Savings & Loans -- 1.8%
         Bank One Corp......................... 1,010,700     39,467,835
                                                          --------------
       Commercial Services -- 0.9%
         Concord EFS, Inc.(a)..................   617,400     20,238,372
                                                          --------------
       Computers -- 6.4%
         Dell Computer Corp.(a)................ 1,572,200     42,732,396
         Hewlett-Packard Co....................   375,200      7,706,608
         International Business Machines Corp.
          (IBM)................................   558,500     67,556,160
         Sun Microsystems, Inc.(a)............. 2,175,500     26,758,650
                                                          --------------
                                                             144,753,814
                                                          --------------
       Computer Software & Services -- 6.2%
         Cisco Systems, Inc.(a)................ 2,092,900     37,902,419
         Microsoft Corp.(a).................... 1,215,000     80,493,750
         Oracle Corp.(a)....................... 1,256,600     17,353,646
         SAP AG, ADR(b)........................    86,700      2,768,331
                                                          --------------
                                                             138,518,146
                                                          --------------
       Cosmetics & Soaps -- 0.8%
         Gillette Co. (The)....................   570,800     19,064,720
                                                          --------------
       Diversified Operations -- 5.8%
         General Electric Co................... 1,704,600     68,320,368
         Tyco International, Ltd............... 1,058,800     62,363,320
                                                          --------------
                                                             130,683,688
                                                          --------------
       Drugs & Medical Supplies -- 19.2%
         Abbott Laboratories...................   827,100     46,110,825
         American Home Products Corp...........   853,600     52,376,896
         Amgen, Inc.(a)........................   571,700     32,266,748
         Aventis S.A.(a).......................   382,600     27,164,600
         Baxter International, Inc.............   674,200     36,157,346
         Genetech, Inc.(a).....................   736,000     39,928,000
         Johnson & Johnson..................... 1,017,600     60,140,160
         MedImmune, Inc.(a)....................   402,900     18,674,415
         Pfizer, Inc........................... 1,379,000     54,953,150
         Pharmacia Corp........................   782,994     33,394,694
         Sepracor, Inc.(a).....................   520,800     29,716,848
                                                          --------------
                                                             430,883,682
                                                          --------------
       Electronics -- 5.9%
         Applied Materials, Inc.(a)............   345,000     13,834,500
         ARM Holdings PLC, ADR(a)..............   148,500      2,315,115
         Intel Corp............................ 1,910,600     60,088,370
         Maxim Integrated Products, Inc.(a)....    74,900      3,932,999
         STMicroelectronics NV, ADR
          (Switzerland)........................   271,600      8,601,572
         Texas Instruments, Inc................ 1,574,600     44,088,800
                                                          --------------
                                                             132,861,356
                                                          --------------
       Financial Services -- 10.5%
         Citigroup, Inc........................ 1,693,100     85,467,688
         Goldman Sachs Group, Inc..............   372,900     34,586,475
         Household International, Inc..........   541,500     31,374,510

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Financial Services (cont'd.)
        MBNA Corp...............................   790,400 $   27,822,080
        Merrill Lynch & Co., Inc................   548,400     28,582,608
        Morgan Stanley Dean Witter & Co.........   515,640     28,844,902
                                                           --------------
                                                              236,678,263
                                                           --------------
      Food & Beverage -- 2.6%
        PepsiCo, Inc............................ 1,200,500     58,452,345
                                                           --------------
      Insurance -- 5.6%
        American International Group, Inc.......   937,837     74,464,258
        Hartford Financial Services Group, Inc.
         (The)..................................   394,800     24,805,284
        XL Capital, Ltd. (Class "A" Stock)......   299,600     27,371,456
                                                           --------------
                                                              126,640,998
                                                           --------------
      Internet Services --  0.5%
        eBay, Inc.(a)...........................   169,500     11,339,550
                                                           --------------
      Leisure -- 0.9%
        Marriott International, Inc. (Class "A"
         Stock).................................   479,700     19,499,805
                                                           --------------
      Manufacturing -- 1.2%
        Minnesota Mining and Manufacturing
         Co. (3M)...............................   222,200     26,266,262
                                                           --------------
      Media -- 7.3%
        AOL Time Warner, Inc.(a)................   742,900     23,847,090
        Liberty Media Corp. (Class "A"
         Stock)(a).............................. 2,930,900     41,032,600
        New York Times Co. (The) (Class "A"
         Stock).................................   432,300     18,696,975
        Univision Communications, Inc.(a).......   548,200     22,180,172
        Viacom, Inc.(a)......................... 1,301,419     57,457,649
                                                           --------------
                                                              163,214,486
                                                           --------------
      Motorcycles -- 0.6%
        Harley-Davidson, Inc....................   235,900     12,811,729
                                                           --------------
      Oil & Gas Services -- 2.8%
        Halliburton Co..........................   469,300      6,147,830
        Schlumberger, Ltd....................... 1,037,900     57,032,605
                                                           --------------
                                                               63,180,435
                                                           --------------
      Retail -- 11.7%
        BJ's Wholesale Club, Inc.(a)............   343,800     15,161,580
        Bed Bath & Beyond, Inc.(a)..............   605,000     20,509,500
        Home Depot, Inc......................... 1,242,400     63,374,824
        Kohl's Corp.(a).........................   932,300     65,671,212
        Lowe's Cos., Inc........................   333,900     15,496,299
        Tiffany & Co............................ 1,092,200     34,371,534
        Wal-Mart Stores, Inc....................   834,500     48,025,475
                                                           --------------
                                                              262,610,424
                                                           --------------
      Semiconductor Equipment -- 1.1%
        KLA-Tencor Corp.(a).....................   265,400     13,153,224
        Novellus Systems, Inc.(a)...............   293,700     11,586,465
                                                           --------------
                                                               24,739,689
                                                           --------------
      Telecommunications -- 4.3%
        Nokia Corp., ADR (Finland).............. 1,472,200     36,113,066
        Sprint Corp. (PCS Group)(a)............. 1,028,800     25,113,008

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B6

December 31, 2001


                                                            Value
        COMMON STOCKS                         Shares       (Note 2)
        (Continued)                          ---------- --------------
        Telecommunications (cont'd.)
          Vodafone Air Touch Group PLC, ADR
           (United Kingdom).................  1,382,081 $   35,491,840
                                                        --------------
                                                            96,717,914
                                                        --------------
        TOTAL COMMON STOCKS
          (cost $ 2,233,145,846).....................    2,228,688,591
                                                        --------------

                                             Principal
                                              Amount
                                               (000)
        LONG-TERM BONDS -- 0.1%              ----------
        U.S. Government Obligations
          United States Treasury Note,
           3.5%, 01/15/11(c)
           (cost $1,013,168)................   $1,000        1,013,168
                                                        --------------
        TOTAL LONG-TERM INVESTMENTS
          (cost $2,234,159,014)......................    2,229,701,759
                                                        --------------
        SHORT-TERM                             Shares
        INVESTMENT -- 0.9%                   ----------
        Mutual Fund
          Prudential Core Investment Fund -
           Taxable Money Market Series,
           (cost $21,000,230; Note 4)....... 21,000,230     21,000,230
                                                        --------------
        TOTAL INVESTMENTS -- 100.2%
         (cost $2,255,159,244; Note 7).................  2,250,701,989
        LIABILITIES IN EXCESS OF OTHER
         ASSETS --  (0.2)%.............................     (4,266,430)
                                                        --------------
        NET ASSETS -- 100.0%........................... $2,246,435,559
                                                        ==============

The following abbreviations are used in portfolio descriptions:

             ADR  American Depository Receipt.
             AG   Aktiengesellschaft (German Stock Company)
             NV   Naamloze Vennootschap (Dutch Corporation)
             PLC  Public Limited Company (British Corporation)
             S.A. Sociedad Anonmia (Spanish Corporation) or Societe
                  Anonyme (French Corporation)

(a)Non-income producing security.
(b)Portion of securities on loan with an aggregate market value of $942,414.
(c)Represents the security received as collateral for securities on loan.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

                SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

December 31, 2001


      LONG-TERM INVESTMENTS -- 100.0%                           Value
                                                      Shares   (Note 2)
      MUTUAL FUNDS                                    ------- ----------
        Prudential Jennison Portfolio................  39,620 $  735,746
        SP Alliance Large Cap Growth Portfolio....... 100,509    734,718
        SP Davis Value Portfolio..................... 164,323  1,485,482
        SP Deutsche International Equity Portfolio... 179,351  1,316,439
        SP Jennison International Growth Portfolio... 239,723  1,306,491
        SP Prudential U.S. Emerging Growth Portfolio. 136,820    942,690
        SP Small/Mid Cap Value Portfolio.............  83,614    949,856
                                                              ----------
      TOTAL INVESTMENTS -- 100.0%
       (cost $7,689,460; Note 7).............................  7,471,422
      LIABILITIES IN EXCESS OF OTHER
       ASSETS................................................       (277)
                                                              ----------
      NET ASSETS -- 100.0%................................... $7,471,145
                                                              ==========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

                      SP AIM AGGRESSIVE GROWTH PORTFOLIO

December 31, 2001


          LONG-TERM INVESTMENTS -- 92.0%                      Value
                                                     Shares  (Note 2)
          COMMON STOCKS                              ------ ----------
          Apparel -- 0.2%
            Vans, Inc.(a)........................... 1,010  $   12,867
                                                            ----------
          Banks and Savings & Loans -- 1.0%
            Southwest Bancorp of Texas, Inc.(a).....   900      27,243
            TCF Financial Corp......................   630      30,227
                                                            ----------
                                                                57,470
                                                            ----------
          Chemicals -- 1.2%
            OM Group, Inc........................... 1,080      71,485
                                                            ----------
          Commercial Services -- 9.4%
            Brocade Communications Systems, Inc.(a).   600      19,872
            Catalina Marketing Corp.(a).............   510      17,697
            Cintas Corp.............................   600      28,800
            Concord EFS, Inc.(a)....................   990      32,452
            Corporate Executive Board Co.(a)........   400      14,680
            DiamondCluster International, Inc.(a)...   910      11,921
            Fiserv, Inc.(a)......................... 1,330      56,286
            Iron Mountain, Inc.(a)..................   980      42,924
            Jacobs Engineering Group, Inc.(a)....... 1,170      77,220
            Paychex, Inc............................ 2,250      78,412
            Plexus Corp.(a).........................   480      12,749
            SEI Investments Co......................   890      40,148
            Tetra Tech, Inc.(a)..................... 5,387     107,255
                                                            ----------
                                                               540,416
                                                            ----------
          Computers -- 1.1%
            CDW Computer Centers, Inc.(a)........... 1,170      62,840
                                                            ----------
          Computer Services -- 8.2%
            Aspen Technology, Inc.(a)...............   900      15,120
            Cerner Corp.(a).........................   900      44,937
            Jack Henry & Associates, Inc............ 3,590      78,406
            Kronos, Inc.(a)......................... 1,080      52,250
            National Instruments Corp.(a)........... 1,100      41,206
            NetIQ Corp.(a)..........................   900      31,734
            Secure Computing Corp.(a)............... 1,590      32,674
            SmartForce Public Ltd. Co., ADR(a)......   600      14,850
            SonicWALL, Inc.(a)...................... 2,650      51,516
            SunGard Data Systems, Inc.(a)........... 3,590     103,859
                                                            ----------
                                                               466,552
                                                            ----------
          Construction -- 1.1%
            Insituform Technologies, Inc.(a)........ 1,580      40,417
            Simpson Manufacturing Co., Inc.(a)......   360      20,628
                                                            ----------
                                                                61,045
                                                            ----------
          Distribution/Wholesale -- 0.6%
            Fastenal Co.............................   530      35,208
                                                            ----------
          Drugs & Medical Supplies -- 6.6%
            AmerisourceBergen Corp..................   530      33,681
            CIMA Labs, Inc.(a)......................   330      11,930
            Cytyc Corp.(a).......................... 1,350      35,235
            Henry Schein, Inc.(a)...................   700      25,921
            Invitrogen Corp.(a).....................   660      40,874
            Laboratory Corp. of America Holdings(a).   540      43,659
            Medicis Pharmaceutical Corp.(a).........   670      43,275
            Patterson Dental Co.(a).................   810      33,153
            Quest Diagnostics, Inc.(a)..............   790      56,651
            Techne Corp.(a).........................   480      17,688

                                                             Value
           COMMON STOCKS                            Shares  (Note 2)
           (Continued)                              ------ ----------
           Drugs & Medical Supplies (cont'd.)
             Varian Medical Systems, Inc.(a).......   530  $   37,768
                                                           ----------
                                                              379,835
                                                           ----------
           Education -- 1.7%
             Apollo Group, Inc.(a)................. 1,790      80,568
             DeVry, Inc.(a)........................   540      15,363
                                                           ----------
                                                               95,931
                                                           ----------
           Electronics -- 10.0%
             Alpha Industries, Inc.(a)............. 1,970      42,946
             Applied Micro Circuits Corp.(a)....... 1,930      21,848
             Broadcom Corp.(a)..................... 1,210      49,453
             Cree, Inc.(a).........................   710      20,917
             Gentex Corp.(a)....................... 1,620      43,303
             Intersil Corp.(a).....................   880      28,380
             Jabil Circuit, Inc.(a)................   580      13,178
             Micrel, Inc.(a).......................   880      23,082
             Microchip Technology, Inc.(a)......... 1,790      69,344
             PerkinElmer, Inc...................... 1,150      40,273
             Polycom, Inc.(a)...................... 1,790      61,576
             QLogic Corp.(a).......................   880      39,169
             Semtech Corp.(a)...................... 1,150      41,043
             Tektronix, Inc.(a).................... 1,350      34,803
             Waters Corp.(a)....................... 1,170      45,337
                                                           ----------
                                                              574,652
                                                           ----------
           Financial Services -- 8.7%
             Affiliated Managers Group, Inc.(a)....   900      63,432
             AmeriCredit Corp.(a)..................   760      23,978
             Countrywide Credit Industries, Inc....   530      21,714
             Doral Financial Corp..................   440      13,732
             Eaton Vance Corp...................... 1,330      47,281
             Federated Investors, Inc..............   880      28,054
             Investment Technology Group, Inc.(a).. 2,025      79,117
             Investors Financial Services Corp..... 1,460      96,667
             LaBranche & Co., Inc.(a)..............   800      27,568
             Legg Mason, Inc.......................   720      35,986
             Waddell & Reed Financial, Inc......... 1,790      57,638
                                                           ----------
                                                              495,167
                                                           ----------
           Gaming -- 0.7%
             International Game Technology(a)......   630      43,029
                                                           ----------
           Gas Pipelines -- 1.5%
             Kinder Morgan, Inc....................   670      37,312
             The Shaw Group, Inc.(a)............... 2,170      50,995
                                                           ----------
                                                               88,307
                                                           ----------
           Hospitals/Healthcare Management -- 8.5%
             Apria Healthcare Group, Inc.(a)....... 1,810      45,232
             Caremark Rx, Inc.(a).................. 2,600      42,406
             Community Health Care(a).............. 1,500      38,250
             Express Scripts, Inc.(a).............. 1,790      83,700
             First Health Group Corp.(a)........... 2,490      61,603
             Health Management Associates, Inc.(a). 2,610      48,024
             IMS Health, Inc.......................   930      18,144
             LifePoint Hospitals, Inc.(a)..........   810      27,572
             Lincare Holdings, Inc.(a)............. 1,650      47,273
             McKesson HBOC, Inc.................... 1,250      46,750

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B9

December 31, 2001


                                                              Value
          COMMON STOCKS                              Shares  (Note 2)
          (Continued)                                ------ ----------
          Hospitals/Healthcare Management (cont'd.)
            Province Healthcare Co.(a)..............   900  $   27,774
                                                            ----------
                                                               486,728
                                                            ----------
          Human Resources -- 2.7%
            Administaff, Inc.(a)....................   900      24,669
            Hall, Kinion & Associates, Inc.(a)......   910       8,536
            Robert Half International, Inc.(a)...... 4,490     119,883
                                                            ----------
                                                               153,088
                                                            ----------
          Insurance -- 2.7%
            ACE, Ltd................................   740      29,711
            Arthur J. Gallagher & Co................   720      24,833
            Brown & Brown, Inc......................   800      21,840
            HCC Insurance Holdings, Inc............. 2,240      61,712
            Nationwide Financial Services, Inc......   340      14,096
                                                            ----------
                                                               152,192
                                                            ----------
          Manufacturing -- 0.2%
            Danaher Corp............................   230      13,871
                                                            ----------
          Media -- 1.3%
            Hispanic Broadcasting Corp.(a).......... 1,180      30,090
            Macrovision Corp.(a)....................   490      17,258
            Univision Communications, Inc.(a).......   670      27,108
                                                            ----------
                                                                74,456
                                                            ----------
          Oil & Gas Exploration & Production -- 0.6%
            Newfield Exploration Co.(a).............   900      31,959
                                                            ----------
          Oil & Gas Services -- 6.1%
            Cal Dive International, Inc.(a)......... 1,770      43,683
            Cooper Cameron Corp.(a).................   880      35,517
            Core Laboratories NV(a)................. 1,630      22,853
            Hanover Compressor Co.(a)............... 2,330      58,856
            National-Oilwell, Inc.(a)............... 1,810      37,304
            Patterson Energy, Inc.(a)............... 2,690      62,704
            Pride International, Inc.(a)............ 4,040      61,004
            Varco International, Inc.(a)............ 1,770      26,515
                                                            ----------
                                                               348,436
                                                            ----------
          Restaurants -- 2.8%
            CBRL Group, Inc......................... 1,490      43,866
            CEC Entertainment, Inc.(a)..............   360      15,620
            Sonic Corp.(a).......................... 1,170      42,120
            Starbucks Corp.(a)...................... 2,770      52,769
            The Cheesecake Factory, Inc.............   200       6,954
                                                            ----------
                                                               161,329
                                                            ----------
          Retail -- 6.7%
            99 Cents Only Stores(a).................   350      13,335
            American Eagle Outfitters, Inc.(a)...... 1,080      28,264
            AutoZone, Inc.(a).......................   360      25,848
            Barnes & Noble, Inc.(a).................   960      28,416
            Bed Bath & Beyond, Inc.(a).............. 1,530      51,867
            BJ's Wholesale Club, Inc.(a)............   400      17,640
            Dollar Tree Stores, Inc.(a)............. 1,000      30,910
            Foot Locker, Inc.(a).................... 5,380      84,197
            Genesco, Inc.(a)........................   910      18,892
            Kohl's Corp.(a).........................   530      37,333
            Too, Inc.(a)............................ 1,090      29,975

                                                                  Value
     COMMON STOCKS                                    Shares    (Note 2)
     (Continued)                                     --------- -----------
     Retail (cont'd.)
       Williams-Sonoma, Inc.(a).....................     340   $   14,586
                                                               ----------
                                                                  381,263
                                                               ----------
     Semiconductor Equipment -- 1.3%
       Axcelis Technologies, Inc.(a)................   1,330       17,144
       Lam Research Corp.(a)........................     720       16,718
       LTX Corp.(a).................................   1,150       24,081
       Varian Semiconductor Equipment
        Associates, Inc.(a).........................     530       18,333
                                                               ----------
                                                                   76,276
                                                               ----------
     Software -- 2.4%
       Activision, Inc.(a)..........................   1,155       30,042
       Citrix Systems, Inc.(a)......................     630       14,276
       Compuware Corp.(a)...........................   1,770       20,868
       Electronic Arts, Inc.(a).....................     680       40,766
       Keane, Inc.(a)...............................   1,600       28,848
                                                               ----------
                                                                  134,800
                                                               ----------
     Telecommunications -- 4.2%
       AirGate PCS, Inc.(a).........................     900       40,995
       Anaren Microwave, Inc.(a)....................   1,630       28,231
       CommScope, Inc.(a)...........................   1,310       27,864
       Comverse Technology, Inc.(a).................     880       19,686
       RF Micro Devices, Inc.(a)....................   1,110       21,345
       Scientific-Atlanta, Inc......................   1,700       40,698
       UTStarcom, Inc.(a)...........................   2,150       61,275
                                                               ----------
                                                                  240,094
                                                               ----------
     Trucking & Shipping -- 0.5%
       Expeditors International of Washington, Inc..     480       27,336
                                                               ----------
     TOTAL LONG-TERM INVESTMENTS
      (cost $5,190,088).......................................  5,266,632
                                                               ----------

                                                     Principal
                                                      Amount
     SHORT-TERM                                        (000)
     INVESTMENT -- 8.0%                              ---------
     U.S. Government Securities
        Federal Home Loan Bank,
         1.47%, 01/02/02
         (cost $458,981)............................  $  459      458,981
                                                               ----------
     TOTAL INVESTMENTS -- 100.0%
      (cost $5,649,069; Note 7)...............................  5,725,613
     LIABILITIES IN EXCESS OF OTHER
      ASSETS -- 0.0%..........................................     (2,775)
     NET ASSETS -- 100.0%..................................... $5,722,838
                                                               ==========

The following abbreviations are used in portfolio descriptions:

                  ADR   American Depository Receipt.
                  Oyj   Julkinen Osakeyhito (Finnish Company)

(a)Non-Income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

                      SP AIM GROWTH AND INCOME PORTFOLIO

December 31, 2001


         LONG-TERM INVESTMENTS -- 94.9%                      Value
                                                    Shares  (Note 2)
         COMMON STOCKS                              ------ -----------
         Advertising -- 1.5%
           Interpublic Group of Cos., Inc..........  2,500 $    73,850
           Lamar Advertising Co.(a)................    700      29,638
           Omnicom Group, Inc......................    600      53,610
                                                           -----------
                                                               157,098
                                                           -----------
         Aerospace -- 1.9%
           Boeing Co...............................  1,000      38,780
           General Dynamics Corp...................    600      47,784
           Lockheed Martin Corp....................    500      23,335
           Northrop Grumman Corp...................    300      30,243
           United Technologies Corp................    800      51,704
                                                           -----------
                                                               191,846
                                                           -----------
         Airlines -- 0.4%
           Southwest Airlines Co...................  2,000      36,960
                                                           -----------
         Banks and Savings & Loans -- 2.8%
           Bank of America Corp....................  1,600     100,720
           Bank of New York Co., Inc...............  2,500     102,000
           Fifth Third Bancorp.....................    600      36,798
           Wells Fargo & Co........................  1,000      43,450
                                                           -----------
                                                               282,968
                                                           -----------
         Building & Construction -- 0.4%
           Masco Corp..............................  1,500      36,750
                                                           -----------
         Chemicals
           Ecolab, Inc.............................    100       4,025
                                                           -----------
         Commercial Services -- 1.2%
           Accenture, Ltd. (Class "A" Stock)(a)....    500      13,460
           Cendant Corp.(a)........................  4,500      88,245
           Paychex, Inc............................    700      24,395
                                                           -----------
                                                               126,100
                                                           -----------
         Computers -- 2.5%
           Compaq Computer Corp....................  5,500      53,680
           Dell Computer Corp.(a)..................  2,500      67,950
           International Business Machines Corp.
            (IBM)..................................  1,100     133,056
                                                           -----------
                                                               254,686
                                                           -----------
         Computer Software & Services -- 7.6%
           Cisco Systems, Inc.(a)..................  8,000     144,880
           Computer Associates International, Inc..  1,000      34,490
           EMC Corp................................  2,000      26,880
           Microsoft Corp.(a)......................  5,200     344,500
           Oracle Corp.(a).........................  5,000      69,050
           Sun Microsystems, Inc.(a)...............  7,000      86,100
           VERITAS Software Corp.(a)...............  1,500      67,245
                                                           -----------
                                                               773,145
                                                           -----------
         Cosmetics & Soaps -- 0.5%
           Colgate-Palmolive Co....................    400      23,100
           Gillette Co.............................  1,000      33,400
                                                           -----------
                                                                56,500
                                                           -----------
         Diversified Manufacturing Operations -- 7.6%
           Danaher Corp............................    800      48,248
           General Electric Co..................... 10,000     400,800

                                                            Value
           COMMON STOCKS                          Shares   (Note 2)
           (Continued)                            ------  -----------
           Diversified Manufacturing Operations (cont'd.)
             Tyco International, Ltd............. 5,500   $   323,950
                                                          -----------
                                                              772,998
                                                          -----------
           Drugs & Medical Supplies -- 14.2%
             Abbott Laboratories................. 1,400        78,050
             Allergan, Inc.......................   900        67,545
             American Home Products Corp......... 1,200        73,632
             Amgen, Inc.(a)...................... 1,000        56,440
             Baxter International, Inc........... 1,300        69,719
             Becton, Dickinson & Co..............   400        13,260
             Biovail Corp.(a)....................   500        28,125
             Bristol-Myers Squibb Co............. 3,000       153,000
             Cardinal Health, Inc................   700        45,262
             Johnson & Johnson................... 4,400       260,040
             King Pharmaceuticals, Inc.(a)....... 1,400        58,982
             Medtronic, Inc...................... 1,500        76,815
             Merck & Co., Inc.................... 1,300        76,440
             Pfizer, Inc......................... 6,000       239,100
             Pharmacia Corp...................... 1,400        59,710
             Schering-Plough Corp................ 2,000        71,620
             Zimmer Holdings, Inc.(a)............   600        18,324
                                                          -----------
                                                            1,446,064
                                                          -----------
           Electronics -- 4.8%
             Celestica, Inc.(a).................. 3,000       121,170
             Intel Corp.......................... 5,000       157,250
             Jabil Circuit, Inc..................   800        18,176
             JDS Uniphase Corp.(a)............... 3,000        26,040
             Johnson Controls, Inc...............   400        32,300
             Sanmina--SCI Corp.(a)............... 1,200        23,880
             Texas Instruments, Inc.............. 4,000       112,000
                                                          -----------
                                                              490,816
                                                          -----------
           Energy -- 1.0%
             Dynegy, Inc. (Class "A" Stock)...... 4,000       102,000
                                                          -----------
           Financial Services -- 14.8%
             American Express Co................. 1,400        49,966
             Capital One Financial Corp.......... 1,000        53,950
             Citigroup, Inc...................... 7,000       353,360
             Fannie Mae..........................   900        71,550
             Freddie Mac......................... 1,900       124,260
             Goldman Sachs Group, Inc............ 1,000        92,750
             J.P. Morgan Chase & Co.............. 4,200       152,670
             MBNA Corp........................... 1,000        35,200
             Merrill Lynch & Co., Inc............ 3,000       156,360
             Morgan Stanley Dean Witter & Co..... 4,000       223,760
             State Street Corp...................   600        31,350
             Stilwell Financial, Inc............. 5,000       136,100
             Washington Mutual, Inc.............. 1,000        32,700
                                                          -----------
                                                            1,513,976
                                                          -----------
           Food & Beverage -- 2.9%
             Anheuser Busch Cos., Inc............ 1,000        45,210
             Coca-Cola Co........................   700        33,005
             Coca-Cola Enterprises, Inc..........   900        17,046
             Kroger Co.(a)....................... 2,000        41,740
             Pepsi Bottling Group, Inc...........   700        16,450
             PepsiCo, Inc........................ 2,500       121,725

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

December 31, 2001


                                                               Value
        COMMON STOCKS                                 Shares  (Note 2)
        (Continued)                                   ------ -----------
        Food & Beverage (cont'd.)
          SYSCO Corp.................................   900  $    23,598
                                                             -----------
                                                                 298,774
                                                             -----------
        Health Care Services -- 0.4%
          UnitedHealth Group, Inc....................   600       42,462
                                                             -----------
        Insurance -- 3.8%
          ACE, Ltd...................................   700       28,105
          American International Group, Inc.......... 3,000      238,200
          Marsh & McLennan Cos., Inc.................   400       42,980
          MGIC Investment Corp.......................   300       18,516
          St. Paul Cos., Inc.........................   500       21,985
          XL Capital, Ltd. (Class "A" Stock).........   400       36,544
                                                             -----------
                                                                 386,330
                                                             -----------
        Leisure -- 1.1%
          Carnival Corp.............................. 1,200       33,696
          International Game Technology(a)...........   200       13,660
          Royal Caribbean Cruises, Ltd............... 3,000       48,600
          Starwood Hotels & Resorts Worldwide, Inc...   500       14,925
                                                             -----------
                                                                 110,881
                                                             -----------
        Media -- 3.0%
          AOL Time Warner, Inc.(a)................... 5,000      160,500
          Clear Channel Communications, Inc.(a)...... 1,000       50,910
          Comcast Corp. (Special Class "A" Stock)(a). 1,000       36,000
          Viacom, Inc. (Class "B" Stock)(a).......... 1,300       57,395
                                                             -----------
                                                                 304,805
                                                             -----------
        Metal & Minerals -- 0.3%
          Alcoa, Inc.................................   900       31,995
                                                             -----------
        Motorcycles -- 0.5%
          Harley-Davidson, Inc.......................   900       48,879
                                                             -----------
        Oil & Gas Services -- 2.3%
          Baker Hughes, Inc..........................   800       29,176
          ChevronTexaco Corp......................... 1,100       98,571
          Exxon Mobil Corp........................... 1,500       58,950
          Transocean Sedco Forex, Inc................ 1,500       50,730
                                                             -----------
                                                                 237,427
                                                             -----------
        Retail -- 9.7%
          Bed Bath & Beyond, Inc.(a)................. 1,000       33,900
          Best Buy Co., Inc.(a)......................   300       22,344
          Circuit City Stores-Circuit City Group..... 2,000       51,900
          Family Dollar Stores, Inc..................   500       14,990
          Home Depot, Inc............................ 2,800      142,828
          Kohl's Corp.(a)............................ 1,400       98,616
          Lowe's Cos., Inc........................... 1,800       83,538
          Office Depot, Inc.(a)...................... 1,000       18,540
          Safeway, Inc.(a)...........................   500       20,875
          Target Corp................................ 7,000      287,350
          The Gap, Inc............................... 1,000       13,940
          Tiffany & Co...............................   500       15,735
          Wal-Mart Stores, Inc....................... 2,000      115,100
          Walgreen Co................................ 2,000       67,320
                                                             -----------
                                                                 986,976
                                                             -----------
        Semiconductors -- 4.9%
          Altera Corp.(a)............................ 2,000       42,440
          Analog Devices, Inc.(a).................... 2,000       88,780

                                                           Value
           COMMON STOCKS                        Shares    (Note 2)
           (Continued)                         --------- -----------
           Semiconductors (cont'd.)
             Applied Materials, Inc.(a).......   3,500   $   140,350
             KLA-Tencor Corp.(a)..............   2,000        99,120
             Linear Technology Corp...........   1,300        50,752
             Novellus Systems, Inc.(a)........     600        23,670
             Xilinx, Inc.(a)..................   1,300        50,765
                                                         -----------
                                                             495,877
                                                         -----------
           Telecommunications -- 3.4%
             Motorola, Inc....................   5,000        75,100
             Nokia Oyj, (ADR) (Finland).......   1,800        44,154
             QUALCOMM, Inc.(a)................   1,100        55,550
             SBC Communications, Inc..........   1,400        54,838
             Sprint Corp. (PCS Group)(a)......   2,700        65,907
             WorldCom, Inc.-WorldCom Group(a).   3,500        49,280
                                                         -----------
                                                             344,829
                                                         -----------
           Toys -- 0.2%
             Mattel, Inc......................   1,000        17,200
                                                         -----------
           Utility - Electric -- 0.9%
             Duke Energy Corp.................     700        27,482
             Mirant Corp.(a)..................   4,000        64,080
                                                         -----------
                                                              91,562
                                                         -----------
           Waste Management -- 0.3%
             Waste Management, Inc............   1,000        31,910
                                                         -----------
           TOTAL LONG-TERM INVESTMENTS
            (cost $9,900,673)...........................   9,675,839
                                                         -----------

                                               Principal
                                                Amount
           SHORT-TERM                            (000)
           INVESTMENT -- 5.0%                  ---------
           U.S. Government Agency Obligation
             Federal Home Loan Bank,
              1.47%, 01/02/02
              (cost $508,979).................  $  509       508,979
                                                         -----------
           TOTAL INVESTMENTS -- 99.9%
            (cost $10,409,652; Note 7)..................  10,184,818
           ASSETS IN EXCESS OF OTHER
            LIABILITIES -- 0.1%.........................       7,076
                                                         -----------
           NET ASSETS -- 100.0%......................... $10,191,894
                                                         ===========

The following abbreviations are used in portfolio descriptions:

                   ADR American Depository Receipt.
                   Oyj Julkinen Osakeyhito (Finnish Company)

(a)Non-Income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

                    SP ALLIANCE LARGE CAP GROWTH PORTFOLIO

December 31, 2001


          LONG-TERM INVESTMENTS -- 96.2%                    Value
                                                   Shares  (Note 2)
          COMMON STOCKS                            ------ -----------
          Commercial Services -- 1.4%
            Concord EFS, Inc.(a)..................  7,600 $   249,128
            First Data Corp.......................  3,060     240,057
                                                          -----------
                                                              489,185
                                                          -----------
          Computers -- 1.6%
            Dell Computer Corp.(a)................  5,100     138,618
            International Business Machines Corp..  2,600     314,496
            Sun Microsystems, Inc.(a).............  9,400     115,620
                                                          -----------
                                                              568,734
                                                          -----------
          Computer Software & Services -- 11.6%
            Automatic Data Processing, Inc........    100       5,890
            Cisco Systems, Inc.(a)................ 54,200     981,562
            Electronic Data Systems Corp.......... 20,700   1,418,985
            Microsoft Corp.(a).................... 23,700   1,570,125
            VERITAS Software Corp.(a).............  3,800     170,354
                                                          -----------
                                                            4,146,916
                                                          -----------
          Cosmetics & Soaps -- 0.4%
            Colgate-Palmolive Co..................  2,700     155,925
                                                          -----------
          Diversified Operations -- 10.2%
            General Electric Co................... 45,100   1,807,608
            Philip Morris Cos., Inc...............  1,000      45,850
            Tyco International, Ltd............... 30,800   1,814,120
                                                          -----------
                                                            3,667,578
                                                          -----------
          Drugs & Medical Supplies -- 13.8%
            American Home Products Corp...........  2,900     177,944
            Baxter International, Inc............. 11,200     600,656
            Cardinal Health, Inc.................. 11,100     717,726
            Johnson & Johnson..................... 16,700     986,970
            Medtronic, Inc........................  6,800     348,228
            Pfizer, Inc........................... 44,200   1,761,370
            Schering-Plough Corp.................. 10,500     376,005
                                                          -----------
                                                            4,968,899
                                                          -----------
          Electronics -- 2.4%
            Intel Corp............................ 21,700     682,465
            Maxim Integrated Products, Inc.(a)....  1,600      84,016
            Texas Instruments, Inc................  3,700     103,600
                                                          -----------
                                                              870,081
                                                          -----------
          Financial Services -- 17.5%
            Citigroup, Inc........................ 34,500   1,741,560
            Fannie Mae............................  3,800     302,100
            Freddie Mac........................... 19,200   1,255,680
            Goldman Sachs Group, Inc..............  1,800     166,950
            Household International, Inc.......... 15,400     892,276
            MBNA Corp............................. 37,700   1,327,040
            Merrill Lynch & Co., Inc..............  6,100     317,932
            Morgan Stanley Dean Witter & Co.......  4,800     268,512
                                                          -----------
                                                            6,272,050
                                                          -----------
          Health Care Services -- 4.4%
            Tenet Healthcare Corp.(a)............. 12,800     751,616
            UnitedHealth Group, Inc...............  7,600     537,852
            Wellpoint Health Networks, Inc.(a)....  2,500     292,125
                                                          -----------
                                                            1,581,593
                                                          -----------

       COMMON STOCKS                                           Value
                                                    Shares    (Note 2)
       (Continued)                                 --------- -----------
       Insurance -- 2.2%
         American International Group, Inc........    9,600  $   762,240
         Principal Financial Group, Inc.(a).......    1,500       36,000
                                                             -----------
                                                                 798,240
                                                             -----------
       Media -- 6.8%
         AOL Time Warner, Inc.(a).................   38,900    1,248,690
         Clear Channel Communications, Inc.(a)....    5,200      264,732
         Liberty Media Corp. (Class "A" Stock)(a).   22,500      315,000
         Viacom, Inc. (Class "B" Stock)(a)........   13,700      604,855
                                                             -----------
                                                               2,433,277
                                                             -----------
       Motorcycles -- 0.8%
         Harley-Davidson, Inc.....................    5,100      276,981
                                                             -----------
       Retail -- 12.6%
         Home Depot, Inc..........................   21,400    1,091,614
         Kohl's Corp.(a)..........................   26,100    1,838,484
         Target Corp..............................   13,700      562,385
         Wal-Mart Stores, Inc.....................    6,100      351,055
         Walgreen Co..............................   20,600      693,396
                                                             -----------
                                                               4,536,934
                                                             -----------
       Telecommunications -- 10.5%
         AT&T Wireless Services, Inc.(a)..........   66,900      961,353
         Comcast Corp. (Class "A" Stock)(a).......    7,700      277,200
         Nokia Oyj, ADR (Finland).................   67,580    1,657,737
         Sprint Corp. (PCS Group)(a)..............   18,550      452,806
         Vodafone Group PLC, ADR
          (United Kingdom)........................   16,900      433,992
                                                             -----------
                                                               3,783,088
                                                             -----------
       TOTAL LONG-TERM INVESTMENTS
        (cost $ 34,256,143).................................  34,549,481
                                                             -----------

                                                   Principal
                                                    Amount
       SHORT-TERM                                    (000)
       INVESTMENT -- 8.2%                          ---------
       Repurchase Agreement
         Joint Repurchase Agreement Account,
          1.64%, 01/02/02
          (cost $2,950,000; Note 5)...............  $ 2,950    2,950,000
                                                             -----------
       TOTAL INVESTMENTS -- 104.4%
        (cost $37,206,143; Note 7)..........................  37,499,481
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (4.4)%....................................  (1,592,224)
                                                             -----------
       NET ASSETS -- 100.0%................................. $35,907,257
                                                             ===========

The following abbreviations are used in portfolio descriptions:

             ADR American Depository Receipt.
             Oyj Osakeyhito (Finnish Corporation)
             PLC Public Limited Company (British Limited Liability
                 Company).

(a)Non-Income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

                       SP ALLIANCE TECHNOLOGY PORTFOLIO

December 31, 2001


          LONG-TERM INVESTMENTS -- 94.3%                     Value
                                                    Shares  (Note 2)
          COMMON STOCKS                             ------ ----------
          Communication Equipment -- 7.5%
            Cisco Systems, Inc.(a)................. 14,100 $  255,351
            Juniper Networks, Inc.(a)..............  5,750    108,963
            Nokia Oyj, ADR (Finland)...............  8,300    203,599
                                                           ----------
                                                              567,913
                                                           ----------
          Computer Hardware -- 4.6%
            Avocent Corp.(a).......................  2,950     71,538
            Dell Computer Corp.(a)................. 10,450    284,031
                                                           ----------
                                                              355,569
                                                           ----------
          Computer Services -- 21.2%
            Affiliated Computer Services, Inc.
             (Class "A" Stock)(a)..................  1,200    127,356
            Computer Sciences Corp.(a).............  1,175     57,552
            Concord EFS, Inc.(a)...................  4,900    160,622
            DST Systems, Inc.(a)...................  6,700    333,995
            Electronic Data Systems Corp...........  3,900    267,345
            Exult, Inc.(a).........................  1,400     22,470
            First Data Corp........................  5,150    404,017
            Fiserv, Inc.(a)........................  5,230    221,334
            NetScreen Technologies, Inc.(a)........    300      6,639
            Sapient Corp.(a).......................  3,700     28,564
                                                           ----------
                                                            1,629,894
                                                           ----------
          Contract Manufacturing -- 8.4%
            Celestica, Inc.(a).....................    950     38,370
            DDi Corp.(a)...........................  1,450     14,268
            Flextronics International Ltd.(a)......  9,500    227,905
            Sanmina Corp.(a)....................... 12,100    240,790
            Solectron Corp.(a)..................... 10,850    122,388
                                                           ----------
                                                              643,721
                                                           ----------
          Internet Content -- 5.0%
            eBay, Inc.(a)..........................  5,700    381,330
                                                           ----------
          Media -- 2.7%
            AOL Time Warner, Inc.(a)...............  6,500    208,650
                                                           ----------
          Semiconductors -- 15.7%
            Altera Corp.(a)........................  7,900    167,638
            Intel Corp.............................  6,250    196,562
            Intersil Corp. (Class "A" Stock)(a)....  1,550     49,988
            Microchip Technology, Inc.(a)..........  3,310    128,229
            Micron Technology, Inc.(a).............  2,750     85,250
            Taiwan Semiconductor Manufacturing Co.
             Ltd., ADR (Taiwan)(a)................. 16,300    279,871
            Texas Instruments, Inc.................  2,375     66,500
            Xilinx, Inc.(a)........................  6,000    234,300
                                                           ----------
                                                            1,208,338
                                                           ----------
          Semiconductor Equipment -- 7.1%
            Applied Materials, Inc.(a).............  4,100    164,410
            KLA-Tencor Corp.(a)....................  2,400    118,944
            Maxim Integrated Products, Inc.(a).....  2,100    110,271
            Teradyne, Inc.(a)......................  5,100    153,714
                                                           ----------
                                                              547,339
                                                           ----------
          Software -- 17.3%
            Amdocs Ltd.(a).........................  6,850    232,694
            BEA Systems, Inc.(a)...................  4,100     63,140

                                                           Value
            COMMON STOCKS                         Shares  (Note 2)
            (Continued)                           ------ ----------
            Software (cont'd.)
              Electronic Arts, Inc.(a)........... 2,675  $  160,366
              i2 Technologies, Inc.(a)........... 5,350      42,265
              Informatica Corp.(a)............... 2,625      38,089
              Lawson Software, Inc.(a)...........   600       9,450
              Macrovision Corp.(a)............... 2,100      73,962
              Microsoft Corp.(a)................. 4,150     274,937
              Oracle Corp.(a).................... 2,800      38,668
              PeopleSoft, Inc.(a)................ 3,500     140,700
              Rational Software Corp.(a)......... 4,950      96,525
              THQ, Inc.(a).......................   500      24,235
              VERITAS Software Corp.(a).......... 2,450     109,834
              Vitria Technology, Inc.(a)......... 3,750      23,963
                                                         ----------
                                                          1,328,828
                                                         ----------
            Telecommunications - Wireless -- 4.8%
              AT&T Wireless Services, Inc.(a).... 4,700      67,539
              Sprint Corp. (PCS Group)(a)........ 4,550     111,065
              Vodafone Group PLC, ADR
               (United Kingdom).................. 7,260     186,437
                                                         ----------
                                                            365,041
                                                         ----------
            TOTAL LONG-TERM INVESTMENTS
             (cost $8,092,336)..........................  7,236,623
                                                         ----------

                                                 Principal
                                                  Amount
          SHORT-TERM                               (000)
          INVESTMENT -- 7.7%                     ---------
          Repurchase Agreement
            Joint Repurchase Agreement Account,
             1.64%, 01/02/02
             (cost $587,000; Note 5)............   $587    $  587,000
                                                           ----------
          TOTAL INVESTMENTS -- 102.0%
           (cost $8,679,336; Note 7)......................  7,823,623
          LIABILITIES IN EXCESS OF
           OTHER ASSETS -- (2.0)%.........................   (150,313)
                                                           ----------
          NET ASSETS -- 100.0%............................ $7,673,310
                                                           ==========

The following abbreviations are used in portfolio descriptions:

         ADR American Depository Receipt
         Oyj Julkinen Osakeyhito (Finnish Company)
         PLC Public Limited Company (British Limited Liability Company)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

                    SP BALANCED ASSET ALLOCATION PORTFOLIO

December 31, 2001


             LONG-TERM INVESTMENTS -- 100.0%            Value
                                             Shares    (Note 2)
             MUTUAL FUNDS                   --------- -----------
              Prudential Jennison Portfolio   310,627 $ 5,768,345
              SP Alliance Large Cap Growth
                Portfolio..................   788,389   5,763,125
              SP Davis Value Portfolio..... 1,288,624  11,649,158
              SP Deutsche International
                Equity Portfolio...........   459,220   3,370,672
              SP Jennison International
                Growth Portfolio...........   613,413   3,343,101
              SP PIMCO High Yield Portfolio   996,456   9,775,234
              SP PIMCO Total Return
                Portfolio.................. 1,523,503  16,301,484
              SP Prudential U.S. Emerging
                Growth Portfolio...........   734,660   5,061,809
              SP Small/Mid Cap Value
                Portfolio..................   449,204   5,102,957
                                                      -----------
             TOTAL INVESTMENTS -- 100.0% (cost
              $66,400,977; Note 7)...................  66,135,885
             LIABILITIES IN EXCESS OF OTHER ASSETS...      (2,448)
                                                      -----------
             NET ASSETS -- 100.0%.................... $66,133,437
                                                      ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

                  SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

December 31, 2001


        LONG-TERM INVESTMENTS -- 100.0%                       Value
                                                   Shares    (Note 2)
        MUTUAL FUNDS                              --------- -----------
          Prudential Jennison Portfolio..........   194,139 $ 3,605,162
          SP Alliance Large Cap Growth Portfolio.   492,667   3,601,395
          SP Davis Value Portfolio...............   805,105   7,278,147
          SP PIMCO High Yield Portfolio..........   968,306   9,499,086
          SP PIMCO Total Return Portfolio........ 1,776,695  19,010,631
          SP Prudential U.S. Emerging Growth
           Portfolio.............................   357,319   2,461,931
          SP Small/Mid Cap Value Portfolio.......   218,339   2,480,335
                                                            -----------
        TOTAL INVESTMENTS -- 100.0%
         (cost $47,889,241; Note 7)........................  47,936,687
        LIABILITIES IN EXCESS OF OTHER
         ASSETS............................................      (1,784)
                                                            -----------
        NET ASSETS -- 100.0%............................... $47,934,903
                                                            ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

                           SP DAVIS VALUE PORTFOLIO

December 31, 2001


LONG-TERM INVESTMENTS -- 93.7%                                         Value
                                                            Shares   (Note 2)
COMMON STOCKS                                               ------- -----------
Construction & Housing -- 4.3%
 Martin Marietta Materials, Inc............................  16,900 $   787,540
 Masco Corp................................................ 101,700   2,491,650
 Vulcan Materials Co.......................................  16,800     805,392
                                                                    -----------
                                                                      4,084,582
                                                                    -----------
Consumer Services -- 5.0%
 Marriott International, Inc...............................  18,000     731,700
 McDonald's Corp...........................................  46,100   1,220,267
 United Parcel Service, Inc................................  51,300   2,795,850
                                                                    -----------
                                                                      4,747,817
                                                                    -----------
Containers & Packaging -- 2.2%
 Sealed Air Corp.(a).......................................  51,600   2,106,312
                                                                    -----------
Diversified Consumer Products -- 7.2%
 Eastman Kodak Co..........................................  15,000     441,450
 Lexmark International, Inc.(a)............................  37,400   2,206,600
 Philip Morris Cos., Inc...................................  90,800   4,163,180
                                                                    -----------
                                                                      6,811,230
                                                                    -----------
Diversified Manufacturing -- 13.2%
 Berkshire Hathaway, Inc. (Class "A" stock)(a).............      24   1,814,400
 Dover Corp................................................  29,100   1,078,737
 Minnesota Mining & Manufacturing Co. (3M).................  14,200   1,678,582
 Tyco International, Ltd................................... 134,652   7,931,003
                                                                    -----------
                                                                     12,502,722
                                                                    -----------
Drugs & Medical Supplies -- 7.6%
 American Home Products Corp...............................  15,100     926,536
 Bristol-Myers Squibb Co...................................  14,900     759,900
 Eli Lilly & Co............................................  22,800   1,790,712
 Merck & Co., Inc..........................................  56,400   3,316,320
 Pharmacia Corp............................................   8,800     375,320
                                                                    -----------
                                                                      7,168,788
                                                                    -----------
Electronics -- 1.9%
 Agere Systems, Inc.(a).................................... 183,900   1,046,391
 RadioShack Corp...........................................  24,400     734,440
                                                                    -----------
                                                                      1,780,831
                                                                    -----------
Financial Services -- 34.1%
 American Express Co....................................... 164,600   5,874,574
 American International Group, Inc.........................  42,000   3,334,800
 Bank One Corp.............................................  33,000   1,288,650
 Chubb Corp................................................   5,100     351,900
 Citigroup, Inc............................................  69,700   3,518,456
 Dun & Bradstreet Corp.(a).................................  19,800     698,940
 Golden West Financial Corp................................  30,500   1,794,925
 Household International, Inc..............................  66,700   3,864,598
 Lloyds TSB Group PLC, ADR.................................  21,900     985,281
 Loews Corp................................................  22,000   1,218,360
 Moody's Corp..............................................  24,700     984,542
 Morgan Stanley Dean Witter & Co...........................  24,700   1,381,718
 Progressive Corp..........................................   8,600   1,283,980
 Providian Financial Corp..................................  25,000      88,750
 Stilwell Financial, Inc...................................  21,800     593,396
 Sun Life Financial Services of Canada.....................   7,400     159,840
 Transatlantic Holdings, Inc...............................  21,100   1,920,100
 Wells Fargo & Co..........................................  66,700   2,898,115
                                                                    -----------
                                                                     32,240,925
                                                                    -----------

          COMMON STOCKS                                     Value
                                                   Shares  (Note 2)
          (Continued)                              ------ -----------
          Foods -- 0.7%
            Hershey Foods Corp....................    800 $    54,160
            Kraft Foods, Inc...................... 18,100     615,943
                                                          -----------
                                                              670,103
                                                          -----------
          Gas Pipelines -- 1.4%
            Kinder Morgan, Inc.................... 22,800   1,269,732
                                                          -----------
          Insurance -- 1.5%
            Aon Corp.............................. 33,200   1,179,264
            Markel Corp.(a).......................    300      53,895
            Principal Financial Group, Inc.(a)....  7,000     168,000
                                                          -----------
                                                            1,401,159
                                                          -----------
          Media -- 1.0%
            Gannett Co., Inc......................  8,900     598,347
            WPP Group PLC, ADR....................  6,800     366,520
                                                          -----------
                                                              964,867
                                                          -----------
          Oil & Gas -- 4.4%
            Conoco, Inc...........................  7,300     206,590
            Devon Energy Corp..................... 30,800   1,190,420
            EOG Resources, Inc.................... 20,900     817,399
            Phillips Petroleum Co................. 31,300   1,886,138
                                                          -----------
                                                            4,100,547
                                                          -----------
          Real Estate Investment Trust -- 1.4%
            Avalonbay Communities, Inc............  1,400      66,234
            CenterPoint Properties Corp........... 25,300   1,259,940
                                                          -----------
                                                            1,326,174
                                                          -----------
          Retail -- 3.7%
            Costco Wholesale Corp.(a)............. 54,300   2,409,834
            J.C. Penney Co., Inc..................  8,200     220,580
            Safeway, Inc.(a)...................... 21,200     885,100
                                                          -----------
                                                            3,515,514
                                                          -----------
          Technology -- 2.8%
            Agilent Technologies, Inc.(a)......... 16,900     481,819
            BMC Software, Inc.(a)................. 24,000     392,880
            First Data Corp.......................  2,000     156,900
            Hewlett-Packard Co.................... 62,700   1,287,858
            Lucent Technologies, Inc.............. 38,900     244,681
            Novell, Inc.(a)....................... 13,500      61,965
                                                          -----------
                                                            2,626,103
                                                          -----------
          Telecommunications -- 1.3%
            Loral Space & Communications, Ltd.(a). 12,200      36,478
            Tellabs, Inc.(a)...................... 77,500   1,159,400
                                                          -----------
                                                            1,195,878
                                                          -----------
          TOTAL LONG-TERM INVESTMENTS
            (cost $89,249,922)...........................  88,513,284
                                                          -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

December 31, 2001


                                             Principal
                                              Amount     Value
            SHORT-TERM                         (000)    (Note 2)
            INVESTMENT -- 10.0%              --------- -----------
            Repurchase Agreement
              State Street Bank & Trust Co.
               Repurchase Agreement, (b),
               1.75%, 01/02/02
               (cost $9,387,000)............  $9,387   $ 9,387,000
                                                       -----------
            TOTAL INVESTMENTS -- 103.7%
             (cost $98,636,922; Note 7)...............  97,900,284
            LIABILITIES IN EXCESS OF OTHER
             ASSETS -- (3.7)%.........................  (3,453,261)
                                                       -----------
            NET ASSETS -- 100.0%...................... $94,447,023
                                                       ===========

The following abbreviations are used in portfolio descriptions:

                ADR American Depository Receipt
                PLC Public Limited Company (British Corporation)

(a)Non-Income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, repurchase price $9,388,369 due 01/02/02. The value of the collateral including accrued interest was $9,870,960.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

                  SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO

December 31, 2001


         LONG-TERM INVESTMENTS -- 92.8%                        Value
                                                     Shares   (Note 2)
         COMMON STOCKS -- 90.7%                      ------- ----------
         Australia -- 1.2%
           Commonwealth Bank of Australia...........  13,000 $  198,755
           M.I.M. Holdings, Ltd..................... 178,540    103,936
                                                             ----------
                                                                302,691
                                                             ----------
         Belgium -- 2.7%
           Fortis...................................   9,649    250,709
           Interbrew(a).............................  15,570    426,758
                                                             ----------
                                                                677,467
                                                             ----------
         Bermuda -- 2.2%
           Tyco International, Ltd..................   9,400    553,660
                                                             ----------
         Brazil -- 0.6%
           Petroleo Brasileiro SA (ADR).............   6,143    143,132
                                                             ----------
         Canada -- 5.0%
           Bombardier, Inc. (Class "B" Shares)......  26,000    269,506
           Manulife Financial Corp..................  11,194    292,543
           Royal Bank of Canada.....................  11,950    389,100
           Sun Life Financial Services of Canada....  13,220    281,957
                                                             ----------
                                                              1,233,106
                                                             ----------
         Denmark -- 0.8%
           TDC A/S..................................   5,500    196,017
                                                             ----------
         Finland -- 0.4%
           Nokia Oyj (ADR)..........................   4,408    108,128
                                                             ----------
         France -- 10.7%
           Aventis SA...............................   5,692    404,617
           BNP Paribas SA...........................   3,410    305,470
           PSA Peugeot Citroen......................   5,538    235,708
           Sanofi-Synthelabo SA.....................   4,959    370,413
           Societe Generale (Class "A" Shares)......   4,141    231,984
           Suez SA..................................  10,425    315,939
           TotalFinaElf SA..........................   3,578    511,556
           Vinci SA.................................   4,575    268,531
                                                             ----------
                                                              2,644,218
                                                             ----------
         Republic of Germany -- 7.9%
           Allianz AG...............................   1,560    369,874
           Bayer AG.................................   4,070    129,875
           Deutsche Lufthansa AG....................   8,527    112,716
           E.On AG..................................   5,802    300,884
           Fraport AG(a)............................   5,973    141,087
           Fresenius Medical Care AG................   3,600    223,016
           Muenchener Rueckversicherungs-
            Gesellschaft AG.........................   1,619    440,072
           Schering AG..............................   4,420    234,810
                                                             ----------
                                                              1,952,334
                                                             ----------
         Greece -- 0.3%
           Hellenic Telecommunications Organization
            SA (OTE)................................   4,600     75,034
                                                             ----------
         Hong Kong -- 1.6%
           Aluminum Corp. of China, Ltd.(a)......... 300,900     52,477
           Cathay Pacific Airways Ltd...............  47,000     60,271
           China Unicom, Ltd.(a)....................  83,100     91,645
           CNOOC, Ltd. (ADR)........................   2,955     57,032
           Hutchison Whampoa, Ltd...................  13,000    125,864
                                                             ----------
                                                                387,289
                                                             ----------

                                                                 Value
       COMMON STOCKS                                   Shares   (Note 2)
       (Continued)                                     ------- ----------
       Hungary -- 1.0%
         OTP Bank Rt..................................   4,050 $  243,469
                                                               ----------
       Ireland -- 5.2%
         Bank of Ireland..............................  43,926    416,201
         CRH PLC......................................  22,426    396,390
         Elan Corp. PLC (ADR)(a)......................  10,557    475,698
                                                               ----------
                                                                1,288,289
                                                               ----------
       Italy -- 6.8%
         ENI SpA......................................  36,585    459,149
         Riunione Adriatica di Sicurta SpA............  23,361    275,486
         Saipem SpA...................................  13,537     66,364
         Snam Rete Gas SpA(a).........................  53,000    140,307
         Telecom Italia SpA...........................  35,086    300,230
         UniCredito Italiano SpA...................... 106,380    427,646
                                                               ----------
                                                                1,669,182
                                                               ----------
       Japan -- 8.8%
         Bridgestone Corp.............................  23,000    242,326
         Chugai Pharmaceutical Co., Ltd...............  13,000    150,002
         Dentsu, Inc..................................      25    111,474
         Fast Retailing Co., Ltd......................   3,500    310,000
         Hitachi, Ltd.................................  17,000    123,970
         Ito-Yokado Co., Ltd..........................   3,000    134,908
         JGC Corp.....................................  34,000    249,747
         Nintendo Co., Ltd............................   1,400    244,066
         Nissan Motor Co., Ltd........................  53,000    279,806
         NTT DoCoMo, Inc..............................      14    163,774
         Yamanouchi Pharmaceutical Co., Ltd...........   6,000    157,697
                                                               ----------
                                                                2,167,770
                                                               ----------
       Korea -- 1.8%
         Kookmin Bank.................................   2,120     80,378
         Korea Telecom Corp. (ADR)....................   3,200     65,056
         Korea Tobacco & Ginseng Corp.
          (KT & G)(GDR)...............................   4,600     34,500
         Samsung Electronics Co., Ltd.................     690    146,563
         Samsung Electronics Co., Ltd. (GDR)..........     200     23,200
         Samsung SDI Co., Ltd.........................   2,050     90,521
                                                               ----------
                                                                  440,218
                                                               ----------
       Mexico -- 2.1%
         America Movil SA de CV (ADR)
          (Series "L" Shares).........................   4,100     79,868
         Cemex SA de CV (ADR).........................   6,053    149,509
         Grupo Financiero BBVA Bancomer SA de CV
          (GFB)(Series "D" Shares)(a)................. 121,100    110,452
         Grupo Televisa SA(a).........................   4,200    181,356
                                                               ----------
                                                                  521,185
                                                               ----------
       Netherlands -- 6.4%
         Buhrmann N.V.................................  14,332    157,514
         ING Groep N.V................................   5,318    135,759
         Koninklijke (Royal) Philips Electronics N.V..  16,008    476,290
         Koninklijke Ahold N.V........................  16,077    468,312
         Koninklijke KPN N.V.(a)......................   3,300     16,796
         TNT Post Group N.V...........................  14,940    323,597
                                                               ----------
                                                                1,578,268
                                                               ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

December 31, 2001


                                                             Value
          COMMON STOCKS                            Shares   (Note 2)
          (Continued)                              ------- -----------
          Poland -- 0.7%
            Bank Pekao SA (ADR)(a)................   6,450 $   130,419
            Bank Pekao SA (GDR)(a)................   1,526      30,520
                                                           -----------
                                                               160,939
                                                           -----------
          Portugal -- 0.8%
            Portugal Telecom, SGPS, SA............  25,663     200,154
                                                           -----------
          Russia -- 0.8%
            LUKOIL (ADR)..........................   2,104     103,082
            Surgutneftegaz (ADR)..................   5,500      86,020
                                                           -----------
                                                               189,102
                                                           -----------
          Spain -- 3.2%
            Banco Popular Espanol SA..............   9,568     314,529
            Iberdrola SA..........................  21,775     283,762
            Telefonica SA(a)......................  14,180     189,969
                                                           -----------
                                                               788,260
                                                           -----------
          Sweden -- 0.7%
            Skandinaviska Enskilda Banken.........
            AB (Series "A" Shares)................  19,210     175,569
                                                           -----------
          Switzerland -- 3.3%
            Converium Holding AG(a)...............   1,600      77,853
            Nestle SA.............................   1,690     360,724
            STMicroelectronics N.V................   2,700      86,760
            Swisscom AG...........................   1,040     288,453
                                                           -----------
                                                               813,790
                                                           -----------
          United Kingdom -- 14.6%
            Amdocs, Ltd.(a).......................   5,253     178,444
            BAE Systems PLC.......................  38,489     173,444
            Barclays PLC..........................   4,670     154,689
            BHP Billiton PLC......................  60,900     309,460
            BP Amoco PLC (ADR)....................  42,543     330,774
            British American Tobacco PLC..........  31,071     263,519
            British Sky Broadcasting Group PLC(a).  10,420     114,697
            GlaxoSmithKline PLC...................  13,846     347,353
            Invensys PLC.......................... 136,010     236,151
            Lloyds TSB Group PLC..................  11,500     124,910
            Reckitt Benckiser PLC.................  30,969     450,909
            Shell Transport & Trading Co..........  27,055     185,931
            Vodafone Group PLC.................... 279,856     732,428
                                                           -----------
                                                             3,602,709
                                                           -----------
          United States -- 1.1%
            Pharmacia Corp........................   6,100     260,165
                                                           -----------
          TOTAL COMMON STOCKS
           (cost $ 21,863,864)............................  22,372,145
                                                           -----------

                                                             Value
                                                  Shares    (Note 2)
          PREFERRED STOCKS -- 2.1%               --------- -----------
          Australia -- 0.7%
            News Corp., Ltd. (ADR)..............   6,400   $   169,344
                                                           -----------
          Brazil -- 0.7%
            Embraer -- Empresa Brasileira de
             Aeronautica SA (ADR)...............   7,609       168,387
                                                           -----------
          Germany -- 0.7%
            Henkel KGaA.........................   3,100       175,463
                                                           -----------
          TOTAL PREFERRED STOCKS
           (cost $558,702)................................     513,194
                                                           -----------
          TOTAL LONG-TERM INVESTMENTS
            (cost $22,422,566)............................  22,885,339
                                                           -----------

                                                 Principal
                                                  Amount
          SHORT-TERM                               (000)
          INVESTMENTS -- 5.5%                    ---------
          REPURCHASE AGREEMENT -- 5.5%
            Joint Repurchase Agreement Account,
             1.64%, 01/02/02 (Note 5)...........  $1,352   $ 1,352,000

                                                 Contracts
                                                 ---------
          OUTSTANDING CALL OPTIONS PURCHASED (a) -- 0.0%
            Nasdaq 100 Index,
             expiring 01/02/02 @ $2,027.90,.....      78             0
            Nasdaq 100 Index,
             expiring 01/09/02 @ $1,876.07,.....      88             0
            Nasdaq 100 Index,
             expiring 01/15/02 @ $1,859.34,.....      90            32
            Nasdaq 100 Index,
             expiring 01/23/02 @ $1,821.60,.....     103           630
            Nasdaq 100 Index,
             expiring 01/23/02 @ $1,847.95,.....     106           807
            Nasdaq 100 Index,
             expiring 02/06/02 @ $1,873.43,.....     113           678
            Nasdaq 100 Index,
             expiring 02/08/02 @ $1,784.50,.....      58         1,298
            Nasdaq 100 Index,
             expiring 02/09/02 @ $1,756.32,.....      57         1,268
            Nikkei 225 Index,
             expiring 02/02/02 @ $12,719.55,....      25            80
            Nikkei 225 Index,
             expiring 05/10/02 @ $12,719.55,....      24         2,227
                                                           -----------
          TOTAL OUTSTANDING CALL OPTIONS
           PURCHASED (cost $136,672)......................       7,020
                                                           -----------
          TOTAL SHORT-TERM INVESTMENTS
           (cost $1,488,672)..............................   1,359,020
                                                           -----------
          TOTAL INVESTMENTS, BEFORE OUTSTANDING
           OPTIONS WRITTEN (cost $23,911,238; Note 7).....  24,244,359
                                                           -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

December 31, 2001


                                                           Value
          OUTSTANDING OPTIONS                  Contracts  (Note 2)
          WRITTEN (a) -- (0.3%)                --------- -----------
            Fast Retailing expiring
             01/18/02 @ $16,445.00............     721   $       (57)
            Group Televisa expiring
             01/18/02 @ $32.96................   3,000       (28,620)
            JGC expiring
             01/18/02 @ $941.96...............  12,752        (5,424)
            Philips Electronics N.V. expiring
             01/24/02 @ $28.23................  11,000       (39,138)
                                                         -----------
          TOTAL OUTSTANDING OPTIONS WRITTEN
           (Premium received $32,323)...................     (73,239)
                                                         -----------
          TOTAL INVESTMENTS, NET OF OUTSTANDING
           OPTIONS WRITTEN -- 98.0%
           (cost $23,878,915)...........................  24,171,120
          UNREALIZED APPRECIATION ON FORWARD
           FOREIGN CURRENCY CONTRACTS, NET(b) -- 0.3%...      71,186
          VARIATION MARGIN ON OPEN FUTURES
           CONTRACTS(c) -- (0.1)%.......................     (28,528)
          OTHER ASSETS IN EXCESS OF
           LIABILITIES -- 1.8%..........................     441,923
                                                         -----------
          NET ASSETS -- 100.0%.......................... $24,655,701
                                                         ===========

The industry classification of portfolio of holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2001 were as follows:

           Oil & Gas Services...............................  10.0%
           Pharmaceuticals..................................   9.5%
           Financial Services...............................   8.8%
           Banks............................................   7.9%
           Telecommunications...............................   7.8%
           Repurchase Agreement.............................   5.5%
           Diversified Manufacturing........................   5.4%
           Electronics......................................   3.8%
           Retail...........................................   3.7%
           Construction.....................................   3.3%
           Telephones.......................................   3.2%
           Corporate Bonds..................................   2.9%
           Insurance........................................   2.4%
           Diversified Operations...........................   2.3%
           Automobiles & Manufacturing......................   2.1%
           Aerospace/Defense................................   2.0%
           Media............................................   1.9%
           Manufacturing....................................   1.7%
           Food & Beverage..................................   1.5%
           Transportation...................................   1.3%
           Tobacco..........................................   1.3%
           Mineral Resources................................   1.3%
           Energy...........................................   1.1%
           Diversified Manufacturing Operations.............   1.1%
           Tires & Rubber...................................   1.0%
           Industrial.......................................   1.0%
           Computer Software & Services.....................   1.0%
           Medical Products.................................   0.9%
           Airlines.........................................   0.8%
           Consumer Products................................   0.7%
           Metal & Minerals.................................   0.6%
           Advertising......................................   0.5%
           Call Options.....................................  (0.3)%
                                                             -----
                                                              98.0%
           Other assets in excess of liabilities............   2.0%
                                                             -----
                                                             100.0%
                                                             =====

The following abbreviations are used in portfolio descriptions:

              ADR American Depository Receipt
              AG  Aktiengesellschaft (German Stock Company)
              GDR Global Depository Receipt
              NV  Naamloze Vennootschap (Dutch Corporation)
              Oyj Julkinen Osakeyhtio (Finnish Company)
              PLC Public Limited Company (British Corporation)
              SA Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French Corporation)
              SpA Societa per Azioni (Italian Corporation)

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

December 31, 2001



(a)Non-income producing security.

(b)Outstanding forward currency contracts as of December 31, 2001 were as follows.

                                  Value at
          Foreign Currency       Settlement  Current    Appreciation
          Contract                  Date      Value    (Depreciation)
          ----------------       ---------- ---------- --------------
          Purchased:
            Australian Dollars,
             expiring 1/25/02... $   78,258 $   78,664    $    406
            Danish Krone,
             expiring 1/25/02...    492,073    491,003      (1,070)
            Euros,
             expiring 1/25/02...    513,134    511,366      (1,768)
            Indian Rupee
             expiring 1/25/02...    113,106    113,593         487
            Japanese Yen,
             expiring 1/10/02...    744,209    712,466     (31,743)
             expiring 1/25/02...    729,663    730,246         583
            Mexican Peso,
             expiring 1/25/02...     70,630     70,618         (12)
            Norwegian Krone,
             expiring 1/25/02...    321,616    321,263        (353)
            Pounds Sterling,
             expiring 1/25/02...    154,075    155,240       1,165
            Swedish Krona,
             expiring 1/25/02...    296,971    302,451       5,480
            Swiss Franc,
             expiring 1/25/02...    247,941    248,607         666
                                 ---------- ----------    --------
                                  3,761,676  3,735,517     (26,159)
                                 ========== ==========    ========
          Sold:
            Australian Dollars,
             expiring 1/25/02...     78,147     78,983        (836)
            Canadian Dollars,
             expiring 1/25/02...    199,363    199,931        (568)
            Indian Rupee
             expiring 1/25/02...    112,199    112,310        (111)
            Japanese Yen
             expiring 1/10/02...    750,000    712,466      37,534
             expiring 1/25/02...  1,807,720  1,757,132      50,588
            Mexican Peso,
             expiring 1/25/02...     70,466     70,615        (149)
            Norwegian Krone,
             expiring 1/25/02...     37,087     36,593         494
            Pound Sterling,
             expiring 1/25/02...    197,315    197,700        (385)
            South Korean Won,
             expiring 1/25/02...    425,256    421,096       4,160
            Swiss Franc,
             expiring 1/25/02...    699,016    692,398       6,618
                                 ---------- ----------    --------
                                  4,376,569  4,279,224      97,345
                                 ---------- ----------    --------
                                                          $ 71,186
                                                          ========

(c)Open futures contracts as of December 31, 2001 are as follows:

                                                   Value at
     Number of             Expiration  Value at  December 31,
     Contracts    Type        Date    Trade Date     2001     Appreciation
     --------- ----------- ---------- ---------- ------------ ------------
     Long Positions:
         10... Topix Index   Mar 02    $769,438    $776,330      $6,892


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

                     SP GROWTH ASSET ALLOCATION PORTFOLIO

December 31, 2001


      LONG-TERM INVESTMENTS -- 100.0%                           Value
                                                     Shares    (Note 2)
      MUTUAL FUNDS                                  --------- -----------
        Prudential Jennison Portfolio..............   281,604 $ 5,229,388
        SP Alliance Large Cap Growth Portfolio.....   714,521   5,223,151
        SP Davis Value Portfolio................... 1,168,029  10,558,979
        SP Deutsche International Equity Portfolio.   647,647   4,753,729
        SP Jennison International Growth Portfolio.   865,397   4,716,413
        SP PIMCO High Yield Portfolio..............   467,785   4,588,966
        SP PIMCO Total Return Portfolio............   429,095   4,591,318
        SP Prudential U.S. Emerging Growth
         Portfolio.................................   518,704   3,573,872
        SP Small/Mid Cap Value Portfolio...........   317,085   3,602,084
                                                              -----------
      TOTAL INVESTMENTS -- 100.0%
       (cost $47,365,103; Note 7)............................  46,837,900
      LIABILITIES IN EXCESS OF OTHER
       ASSETS................................................      (1,771)
                                                              -----------
      NET ASSETS -- 100.0%................................... $46,836,129
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

                   SP INVESCO SMALL COMPANY GROWTH PORTFOLIO

December 31, 2001


       LONG-TERM INVESTMENTS -- 85.5%                           Value
                                                       Shares  (Note 2)
       COMMON STOCKS                                   ------ -----------
       Aerospace/Defense -- 1.0%
         Alliant Techsystems, Inc.(a).................   800  $    61,760
         DRS Technologies, Inc.(a)....................   700       24,955
                                                              -----------
                                                                   86,715
                                                              -----------
       Apparel -- 2.1%
         American Eagle Outfitters, Inc.(a)........... 1,800       47,106
         AnnTaylor Stores Corp.(a).................... 1,500       52,500
         Coach, Inc.(a)............................... 2,000       77,960
                                                              -----------
                                                                  177,566
                                                              -----------
       Banking -- 4.2%
         City National Corp........................... 1,750       81,988
         Commerce Bancorp, Inc........................ 1,900       74,746
         Cullen/Frost Bankers, Inc.................... 1,500       46,320
         Investors Financial Services Corp............ 1,250       82,762
         Silicon Valley Bancshares(a)................. 2,700       72,171
                                                              -----------
                                                                  357,987
                                                              -----------
       Commercial Services -- 0.5%
         Plexus Corp.(a).............................. 1,700       45,152
                                                              -----------
       Computer & Electronics Retail -- 0.5%
         Circuit City Stores, Inc.-CarMax Group(a).... 1,700       38,658
                                                              -----------
       Computer Software & Services -- 16.6%
         Aeroflex, Inc.(a)............................ 6,800      128,724
         Agile Software Corp.(a)...................... 4,100       70,602
         Aspen Technology, Inc.(a).................... 4,600       77,280
         Concurrent Computer Corp.(a)................. 2,900       43,065
         EarthLink, Inc.(a)........................... 3,800       46,246
         IONA Technologies PLC, ADR (Ireland)(a)...... 3,500       71,050
         Jack Henry & Associates, Inc................. 3,000       65,520
         Lawson Software, Inc.(a)..................... 1,400       22,050
         Manhattan Associates, Inc.(a)................   900       26,235
         Manugistics Group, Inc.(a)................... 1,700       35,836
         McDATA Corp. (Class "A" Stock)(a)............ 1,200       29,400
         Midway Games, Inc.(a)........................   900       13,509
         Netegrity, Inc.(a)........................... 2,300       44,528
         PEC Solutions, Inc.(a)....................... 2,200       82,742
         Peregrine Systems, Inc.(a)................... 4,000       59,320
         Precise Software Solutions, Ltd.(a).......... 4,000       82,640
         Quest Software, Inc.(a)...................... 1,100       24,321
         Retek, Inc.(a)............................... 1,400       41,818
         Riverstone Networks, Inc.(a)................. 2,000       33,200
         Simplex Solutions, Inc.(a)................... 1,400       23,170
         SkillSoft Corp.(a)........................... 2,300       59,616
         SmartForce PLC, ADR (Ireland)(a)............. 2,550       63,112
         SonicWALL, Inc.(a)........................... 2,000       38,880
         Stellent, Inc.(a)............................ 3,100       91,636
         The BISYS Group, Inc.(a).....................   500       31,995
         T-HQ, Inc.(a)................................   600       29,082
         Tier Technologies, Inc. (Class "B" Stock)(a). 2,800       60,368
                                                              -----------
                                                                1,395,945
                                                              -----------
       Consulting -- 1.5%
         Corporate Executive Board Co.(a)............. 1,900       69,730
         Tetra Tech, Inc.(a).......................... 2,750       54,753
                                                              -----------
                                                                  124,483
                                                              -----------

                                                                  Value
     COMMON STOCKS                                       Shares  (Note 2)
     (Continued)                                         ------ -----------
     Distribution/Wholesalers -- 2.1%
       D & K Healthcare Resources, Inc..................   800  $    45,560
       Insight Enterprises, Inc.(a)..................... 3,200       78,720
       Performance Food Group Co.(a).................... 1,600       56,272
                                                                -----------
                                                                    180,552
                                                                -----------
     Diversified Manufacturing Operations -- 0.3%
       Playtex Products, Inc.(a)........................ 2,700       26,325
                                                                -----------
     Education -- 2.4%
       Career Education Corp.(a)........................ 1,800       61,704
       Corinthian Colleges, Inc.(a)..................... 1,950       79,736
       Renaissance Learning, Inc.(a)....................   900       27,423
       University of Phoenix Online(a).................. 1,100       35,849
                                                                -----------
                                                                    204,712
                                                                -----------
     Electrical Equipment -- 0.5%
       Powerwave Technologies, Inc.(a).................. 2,500       43,200
                                                                -----------
     Electronics -- 11.0%
       Alpha Industries, Inc.(a)........................ 1,750       38,150
       ATMI, Inc.(a).................................... 2,400       57,240
       AXT, Inc.(a)..................................... 1,600       23,088
       Brooks Automation, Inc.(a)....................... 2,150       87,440
       Cree, Inc.(a).................................... 4,350      128,151
       DDI Corp.(a)..................................... 3,000       29,520
       EDO Corp......................................... 1,450       38,353
       Elantec Semiconductor, Inc.(a)................... 1,200       46,080
       Exar Corp.(a).................................... 2,000       41,700
       Genesis Microchip, Inc. (Canada)(a)..............   800       52,896
       LTX Corp.(a)..................................... 2,600       54,444
       Microsemi Corp.(a)............................... 1,700       50,490
       Nassda Corp.(a).................................. 1,200       26,988
       Pemstar, Inc.(a)................................. 2,900       34,800
       QLogic Corp.(a)..................................   600       26,706
       Semtech Corp.(a)................................. 1,500       53,535
       Silicon Laboratories, Inc.(a).................... 1,300       43,823
       TriQuint Semiconductor, Inc.(a).................. 2,600       31,876
       Zoran Corp.(a)................................... 1,800       58,752
                                                                -----------
                                                                    924,032
                                                                -----------
     Financial Services -- 3.0%
       Affiliated Managers Group, Inc.(a)...............   800       56,384
       Raymond James Financial, Inc..................... 2,500       88,800
       Waddell & Reed Financial, Inc. (Class "A" Stock). 3,250      104,650
                                                                -----------
                                                                    249,834
                                                                -----------
     Food & Beverage -- 0.3%
       American Italian Pasta Co.
        (Class "A" Stock)(a)............................   600       25,218
                                                                -----------
     Health Services -- 5.9%
       CV Therapeutics, Inc.(a).........................   800       41,616
       DaVita, Inc.(a).................................. 2,400       58,680
       First Health Group Corp.(a)...................... 3,200       79,168
       IMPATH, Inc.(a).................................. 1,400       62,314
       Myriad Genetics, Inc.(a).........................   400       21,056
       Neurocrine Biosciences, Inc.(a)..................   800       41,048
       Pharmaceutical Product Development, Inc.(a)       2,800       90,468

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

December 31, 2001


                                                                  Value
      COMMON STOCKS                                      Shares  (Note 2)
      (Continued)                                        ------ ----------
      Health Services (cont'd.)
        Renal Care Group, Inc.(a)....................... 1,500  $   48,150
        Trimeris, Inc.(a)............................... 1,300      58,461
                                                                ----------
                                                                   500,961
                                                                ----------
      Hospitals -- 1.8%
        Province Healthcare Co.(a)...................... 3,400     104,924
        United Surgical Partners International, Inc.(a). 2,100      44,415
                                                                ----------
                                                                   149,339
                                                                ----------
      Human Resources -- 0.7%
        Heidrick & Struggles International, Inc.(a)..... 3,200      58,080
                                                                ----------
      Instrument - Controls -- 1.7%
        Millipore Corp.................................. 1,250      75,875
        Photon Dynamics, Inc.(a)........................ 1,400      63,910
                                                                ----------
                                                                   139,785
                                                                ----------
      Insurance -- 1.1%
        Arthur J. Gallagher & Co........................ 1,500      51,735
        W.R. Berkley Corp...............................   800      42,960
                                                                ----------
                                                                    94,695
                                                                ----------
      Media -- 1.8%
        Entravision Communications Corp.
         (Class "A" Stock)(a)........................... 5,300      63,335
        Radio One, Inc. (Class "D" Stock)(a)............ 4,900      88,249
                                                                ----------
                                                                   151,584
                                                                ----------
      Medical Products -- 11.2%
        Accredo Health, Inc.(a)......................... 1,975      78,407
        Atrix Laboratories, Inc.(a)..................... 1,500      30,915
        Cephalon, Inc.(a)............................... 1,400     105,819
        Cubist Pharmaceuticals, Inc.(a)................. 1,600      57,536
        Cytyc Corp.(a).................................. 1,500      39,150
        Endo Pharmaceuticals Holdings, Inc.(a).......... 3,400      39,678
        Enzon, Inc.(a)..................................   600      33,768
        First Horizon Pharmaceutical Corp.(a)........... 3,100      91,109
        Inspire Pharmaceuticals, Inc.(a)................ 2,500      35,225
        Invitrogen Corp.(a)............................. 1,100      68,123
        Lumenis, Ltd. (Israel)(a)....................... 3,300      65,010
        Medarex, Inc.(a)................................ 2,400      43,104
        NPS Pharmaceuticals, Inc.(a).................... 1,000      38,300
        Pharmaceutical Resources, Inc.(a)............... 2,600      87,880
        Protein Design Labs, Inc.(a).................... 1,600      52,480
        Regeneration Technologies, Inc.(a).............. 3,700      37,703
        Specialty Laboratories, Inc.(a)................. 1,500      41,235
                                                                ----------
                                                                   945,442
                                                                ----------
      Miscellaneous Industrial -- 0.3%
        Dycom Industries, Inc.(a)....................... 1,500      25,065
                                                                ----------
      Oil & Gas Exploration & Production -- 2.9%
        Cal Dive International, Inc.(a)................. 1,000      24,680
        Evergreen Resources, Inc.(a)....................   900      34,749
        Patterson-UTI Energy, Inc.(a)................... 3,000      69,930
        Precision Drilling Corp.(a)..................... 1,100      28,402
        Pride International, Inc.(a).................... 2,100      31,710
        Smith International, Inc.(a).................... 1,100      58,982
                                                                ----------
                                                                   248,453
                                                                ----------

                                                             Value
        COMMON STOCKS                             Shares    (Note 2)
        (Continued)                              --------- -----------
        Real Estate -- 0.5%
          Intrawest Corp........................   2,600   $    45,500
                                                           -----------
        Restaurants -- 1.1%
          California Pizza Kitchen, Inc.(a).....   2,800        69,300
          Panera Bread Co. (Class "A" Stock)(a).     500        26,020
                                                           -----------
                                                                95,320
                                                           -----------
        Retail -- 3.6%
          Copart, Inc.(a).......................     700        25,459
          Cost Plus, Inc./California(a).........   2,700        71,550
          Linens 'n Things, Inc.(a).............   2,100        53,550
          Ross Stores, Inc......................   1,900        60,952
          Too, Inc.(a)..........................   2,100        57,750
          Williams-Sonoma, Inc.(a)..............     700        30,030
                                                           -----------
                                                               299,291
                                                           -----------
        Telecommunications -- 4.5%
          Allegiance Telecom, Inc.(a)...........   3,100        25,699
          Anaren Microwave, Inc.(a).............   3,300        57,156
          Choice One Communications, Inc.(a)....   4,400        15,400
          CTC Communications Group, Inc.(a).....   4,400        22,660
          Finisar Corp.(a)......................   2,800        28,476
          Polycom, Inc.(a)......................   1,400        48,160
          REMEC, Inc.(a)........................   3,800        37,962
          Tekelec(a)............................   4,950        89,645
          ViaSat, Inc.(a).......................   3,200        49,920
                                                           -----------
                                                               375,078
                                                           -----------
        Transportation -- 0.2%
          Knight Transportation, Inc.(a)........     900        16,902
                                                           -----------
        Waste Management -- 2.2%
          Stericycle, Inc.(a)...................   1,600        97,408
          Waste Connections, Inc.(a)............   2,700        83,673
                                                           -----------
                                                               181,081
                                                           -----------
        TOTAL LONG-TERM INVESTMENTS
         (cost $6,736,746)................................   7,206,955
                                                           -----------

                                                 Principal
                                                  Amount
        SHORT-TERM                                 (000)
        INVESTMENTS -- 17.3%                     ---------
        Repurchase Agreement
          Joint Repurchase Agreement Account,
           1.64%, 01/02/02
           (cost $1,463,000; Note 5)............  $1,463   $ 1,463,000
                                                           -----------
        TOTAL INVESTMENTS -- 102.8%
          (cost $8,199,746; Note 7).......................   8,669,955
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (2.8)%.................................    (239,306)
                                                           -----------
        NET ASSETS -- 100.0%.............................. $ 8,430,649
                                                           ===========

The following abbreviations are used in portfolio descriptions:

                ADR American Depository Receipt.
                PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

                  SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

December 31, 2001


           LONG-TERM INVESTMENTS -- 79.2%                   Value
                                                 Shares    (Note 2)
           COMMON STOCKS -- 75.3%                ------- ------------
           Australia -- 2.2%
             Brambles Industries, Ltd........... 141,094 $    749,317
                                                         ------------
           Bermuda -- 1.9%
             XL Capital Ltd., (Class "A" Stock).   7,100      648,656
                                                         ------------
           Denmark -- 2.6%
             ISS A/S (a)........................   6,825      336,038
             Novo Nordisk A/S (Class "B" Stock).  14,340      586,656
                                                         ------------
                                                              922,694
                                                         ------------
           Federal Republic of Germany -- 4.5%
             MLP AG.............................   5,652      412,151
             Muenchener Rueckversicherungs --
               Gesellschaft AG..................   1,900      516,453
             SAP AG.............................   4,900      638,982
                                                         ------------
                                                            1,567,586
                                                         ------------
           Finland -- 1.4%
             Nokia Oyj..........................  18,700      482,712
                                                         ------------
           France -- 10.4%
             Altran Technologies SA.............  11,500      520,214
             Aventis SA.........................  12,551      892,190
             Sanofi-Synthelabo SA...............  14,700    1,098,018
             Societe Television Francaise 1.....  11,700      296,073
             TotalFinaElf SA....................   5,703      815,372
                                                         ------------
                                                            3,621,867
                                                         ------------
           Hong Kong -- 5.1%
             Convenience Retail Asia, Ltd.(a)... 372,648      120,662
             Hang Seng Bank, Ltd................  14,300      157,247
             Johnson Electric Holdings, Ltd..... 738,400      776,456
             Li & Fung, Ltd..................... 631,100      708,137
                                                         ------------
                                                            1,762,502
                                                         ------------
           Iceland -- 0.3%
             deCODE GENETICS, Inc.(a)...........  10,200       99,960
                                                         ------------
           Italy -- 4.1%
             Banca Fideuram SpA.................  45,150      361,798
             Snam Rete Gas SpA(a)............... 255,800      677,182
             Tod's SpA..........................   9,825      402,845
                                                         ------------
                                                            1,441,825
                                                         ------------
           Japan -- 4.8%
             Fuji Television Network, Inc.......      41      164,754
             Nintendo Co., Ltd..................   4,300      749,630
             NTT DoCoMo, Inc....................      52      608,302
             ORIX Corp..........................   1,500      133,769
                                                         ------------
                                                            1,656,455
                                                         ------------
           Netherlands -- 6.0%
             ASM International NV(a)............   4,900       95,599
             Koninklijke Ahold NV...............  19,400      565,109
             STMicroelectronics NV..............  17,700      568,757
             VNU NV.............................  27,771      854,249
                                                         ------------
                                                            2,083,714
                                                         ------------

                                                            Value
           COMMON STOCKS                         Shares    (Note 2)
           (Continued)                           ------- ------------
           Singapore -- 0.7%
             DBS Group Holdings, Ltd............  33,000 $    246,629
                                                         ------------
           South Korea -- 3.6%
             Hana Bank..........................  33,744      434,163
             Samsung Electronics Co., Ltd.......   3,930      834,770
                                                         ------------
                                                            1,268,933
                                                         ------------
           Spain -- 5.4%
             Banco Bilbao Vizcaya Argentaria SA.  56,326      697,866
             Industria de Diseno Textil SA(a)...  36,100      688,925
             Telefonica SA(a)...................  35,700      478,272
                                                         ------------
                                                            1,865,063
                                                         ------------
           Sweden -- 1.1%
             Securitas AB (Class "B" Stock).....  19,900      378,986
                                                         ------------
           Switzerland -- 3.4%
             Credit Suisse Group(a).............   9,600      409,816
             Serono SA (Class "B" Stock)........     916      800,292
                                                         ------------
                                                            1,210,108
                                                         ------------
           United Kingdom -- 17.8%
             ARM Holdings PLC(a)................  42,700      223,195
             Capita Group PLC................... 139,716      997,299
             COLT Telecom Group PLC(a).......... 326,681      489,917
             Diageo PLC.........................  59,100      675,489
             Logica PLC.........................  69,930      651,636
             Pearson PLC........................  67,344      775,598
             Reckitt Benckiser PLC..............  64,409      937,795
             Reed International PLC.............  56,000      464,755
             Vodafone Group PLC................. 374,320      979,656
                                                         ------------
                                                            6,195,340
                                                         ------------
           TOTAL COMMON STOCKS
            (cost $27,647,443)..........................   26,202,347
                                                         ------------
           PREFERRED STOCKS -- 3.9%
           Germany
             Porsche AG.........................   2,371      902,207
             Wella AG...........................   9,200      474,804
                                                         ------------
           TOTAL PREFERRED STOCKS
            (cost $1,271,491)...........................    1,377,011
                                                         ------------
           TOTAL LONG-TERM INVESTMENTS
            (cost $28,918,934)..........................   27,579,358
                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

December 31, 2001


                                                               Value
                                                    Shares    (Note 2)
SHORT-TERMINVESTMENT -- 24.4%                      --------- -----------
Mutual Fund
 Prudential Core Investment Fund -- Taxable Money
   Market Series (Note 4), (cost $8,498,196).....  8,498,196 $ 8,498,196
                                                             -----------
TOTAL INVESTMENTS -- 103.6% (cost $37,417,130; Note 7)......  36,077,554
LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.6)%.............  (1,265,904)
                                                             -----------
NET ASSETS -- 100.0%........................................ $34,811,650
                                                             ===========

The following abbreviations are used in the portfolio descriptions:

AB  Aktiebolag (Swedish Stock Company)
AG  Aktiengesellschaft (German Stock Company)
A/S Aktieselskab (Danish Stock Company)
NV  Naamloze Vennootschap (Dutch Corporation)
Oyj Julkinen Osakeyhtio (Finnish Company)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anomia (Spanish Corporation) or
    SocieteAnonyme (French Corporation)
SpA Societa per Azione (Italian Corporation)

(a)Non-Income producing security.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2001 was as follows:

Money Market Mutual Funds.......................................  24.4%
Pharmaceuticals.................................................  10.0%
Banks & Financial Services......................................   9.7%
Media & Entertainment...........................................   6.8%
Computer Software & Services....................................   6.7%
Retail..........................................................   5.1%
Telecommunications Services.....................................   4.7%
Telecommunications Equipment....................................   4.5%
Oil & Gas Services..............................................   4.3%
Commercial Services.............................................   4.2%
Human Resources.................................................   2.9%
Consumer Products...............................................   2.7%
Automobiles & Manufacturing.....................................   2.6%
Electronics.....................................................   2.2%
Toys............................................................   2.2%
Distribution/Wholesalers........................................   2.0%
Food & Beverage.................................................   1.9%
Insurance.......................................................   1.9%
Semiconductors..................................................   1.9%
Engineering.....................................................   1.5%
Cosmetic & Toiletries...........................................   1.4%
                                                                 -----
                                                                 103.6%
Liabilities in excess of other assets...........................  (3.6)%
                                                                 -----
                                                                 100.0%
                                                                 =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

                         SP LARGE CAP VALUE PORTFOLIO

December 31, 2001


      LONG-TERM INVESTMENTS -- 95.7%                             Value
                                                       Shares   (Note 2)
      COMMON STOCKS                                    ------ ------------
      Aerospace/Defense -- 2.1%
        General Dynamics Corp.........................    800 $     63,712
        Lockheed Martin Corp..........................  4,100      191,347
        Northrop Grumman Corp.........................  2,000      201,620
        United Technologies Corp......................    600       38,778
                                                              ------------
                                                                   495,457
                                                              ------------
      Airlines -- 1.1%
        AMR Corp.(a)..................................  3,300       73,161
        Delta Air Lines, Inc..........................    300        8,778
        Northwest Airlines Corp. (Class "A" Stock)(a).  8,000      125,600
        Ryanair Holdings PLC ADR (Ireland)(a).........  1,900       60,895
                                                              ------------
                                                                   268,434
                                                              ------------
      Appliances & Home Furnishings -- 0.1%
        American Standard Cos., Inc.(a)...............    300       20,469
        Furniture Brands International, Inc.(a).......    300        9,606
                                                              ------------
                                                                    30,075
                                                              ------------
      Automobiles & Trucks -- 0.6%
        Group 1 Automotive, Inc.(a)...................    700       19,957
        Keystone Automotive Industries, Inc.(a).......  2,800       47,404
        Navistar International Corp.(a)...............  1,900       75,050
                                                              ------------
                                                                   142,411
                                                              ------------
      Banks and Savings & Loans -- 13.1%
        Bank of America Corp..........................  9,700      610,615
        Bank One Corp................................. 15,400      601,370
        Commerce Bancorp, Inc.........................  3,700      145,558
        East West Bancorp, Inc........................  3,700       95,275
        FleetBoston Financial Corp....................  9,918      362,007
        Mellon Financial Corp.........................  3,500      131,670
        PNC Financial Services Group..................  7,300      410,260
        Sovereign Bancorp Inc......................... 14,300      175,032
        U.S. Bancorp..................................  8,400      175,812
        Wachovia Corp.................................    500       15,680
        Wells Fargo & Co..............................  8,700      378,015
                                                              ------------
                                                                 3,101,294
                                                              ------------
      Chemicals -- 2.1%
        Cytec Industries, Inc.(a).....................    400       10,800
        Georgia Gulf Corp.............................    400        7,400
        Lyondell Chemical Co..........................  2,100       30,093
        Millennium Chemicals, Inc..................... 13,400      168,840
        Praxair, Inc..................................  4,200      232,050
        Solutia, Inc..................................  2,800       39,256
                                                              ------------
                                                                   488,439
                                                              ------------
      Construction & Housing -- 2.3%
        Centex Corp...................................  5,900      336,831
        Fleetwood Enterprises, Inc.(a)................  2,600       29,458
        Fluor Corp.(a)................................  2,300       86,020
        Masco Corp....................................  1,800       44,100
        Pulte Homes, Inc..............................  1,000       44,670
                                                              ------------
                                                                   541,079
                                                              ------------
      Consumer Services -- 2.0%
        Avery Dennison Corp...........................  1,300       73,489
        McDonald's Corp............................... 11,800      312,346
        Republic Services, Inc.(a)....................  4,100       81,877
                                                              ------------
                                                                   467,712
                                                              ------------

                                                               Value
        COMMON STOCKS                                Shares   (Note 2)
        (Continued)                                  ------ ------------
        Diversified Consumer Products -- 6.7%
          Black & Decker Corp.......................  7,400 $    279,202
          Coca-Cola Co..............................  2,600      122,590
          Estee Lauder Cos., Inc. (Class "A" Stock).  4,200      134,652
          Gillette Co............................... 14,300      477,620
          Kimberly-Clark Corp.......................  5,100      304,980
          Philip Morris Cos., Inc...................  4,200      192,570
          Procter & Gamble Co.......................    900       71,217
                                                            ------------
                                                               1,582,831
                                                            ------------
        Diversified Operations -- 4.0%
          Danaher Corp..............................    600       36,186
          Delta & Pine Land Co......................  1,900       42,997
          Illinois Tool Works, Inc..................  1,700      115,124
          Ingersoll-Rand Co.........................  2,100       87,801
          Minnesota Mining & Manufacturing Co. (3M).  2,200      260,062
          Snap-on, Inc..............................  7,300      245,718
          SPX Corp.(a)..............................    300       41,070
          Tyco International, Ltd...................  1,000       58,900
          York International Corp...................  1,400       53,382
                                                            ------------
                                                                 941,240
                                                            ------------
        Drugs & Medical Supplies -- 3.5%
          American Home Products Corp...............  2,200      134,992
          Bristol-Myers Squibb Co...................  7,300      372,300
          Gilead Sciences, Inc.(a)..................    800       52,576
          Guidant Corp.(a)..........................  1,300       64,740
          IDEC Pharmaceuticals Corp.(a).............    400       27,572
          Pfizer, Inc...............................  3,500      139,475
          St. Jude Medical, Inc.(a).................    400       31,060
                                                            ------------
                                                                 822,715
                                                            ------------
        Electronics -- 1.0%
          Agere Systems, Inc. (Class "A" Stock)(a)..  4,300       24,467
          Arrow Electronics, Inc.(a)................    500       14,950
          Intel Corp................................  2,200       69,190
          Intersil Corp. (Class "A" Stock)(a).......    500       16,125
          KLA-Tencor Corp.(a).......................  1,100       54,516
          LSI Logic Corp.(a)........................  1,600       25,248
          Micron Technology, Inc.(a)................  1,400       43,400
                                                            ------------
                                                                 247,896
                                                            ------------
        Financial Services -- 11.9%
          American Express Co.......................  5,300      189,157
          Citigroup, Inc............................ 17,694      893,193
          Federal Home Loan Mortgage Corp...........  4,700      307,380
          Federal National Mortgage Association.....  6,400      508,800
          Goldman Sachs Group, Inc..................    400       37,100
          Household International, Inc..............    700       40,558
          MBIA, Inc.................................  2,100      112,623
          Merrill Lynch & Co., Inc..................  6,300      328,356
          Morgan Stanley Dean Witter & Co...........  7,100      397,174
                                                            ------------
                                                               2,814,341
                                                            ------------
        Food & Beverage -- 1.5%
          Kraft Foods, Inc. (Class "A" Stock)....... 10,200      347,106
                                                            ------------
        Healthcare Service -- 1.5%
          Cardinal Health, Inc......................  1,250       80,825
          HCA, Inc..................................  2,600      100,204

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

December 31, 2001


                                                              Value
        COMMON STOCKS                               Shares   (Note 2)
        (Continued)                                 ------ ------------
        Healthcare Service (cont'd.)
          HEALTHSOUTH Corp.(a).....................  3,500 $     51,870
          Tenet Healthcare Corp.(a)................  2,000      117,440
                                                           ------------
                                                                350,339
                                                           ------------
        Industrial Technology -- 0.8%
          Kennametal, Inc..........................    700       28,189
          Parker-Hannifin Corp.....................  1,900       87,229
          Thermo Electron Corp.....................  2,900       69,194
                                                           ------------
                                                                184,612
                                                           ------------
        Insurance -- 3.2%
          AFLAC, Inc...............................  4,400      108,064
          Allstate Corp............................  4,900      165,130
          AMBAC Financial Group, Inc...............  2,150      124,399
          American International Group, Inc........  3,500      277,900
          Hartford Financial Services Group, Inc...  1,300       81,679
                                                           ------------
                                                                757,172
                                                           ------------
        Leisure -- 0.7%
          Harrah's Entertainment, Inc.(a)..........  4,700      173,947
                                                           ------------
        Media -- 3.6%
          Clear Channel Communications, Inc.(a)....  1,900       96,729
          Comcast Corp. (Class "A" Stock)(a).......    900       32,400
          Fox Entertainment Group, Inc.
           (Class "A" Stock)(a)....................  8,100      214,893
          Liberty Media Corp. (Class "A" Stock)(a).  5,300       74,200
          News Corp. Ltd., ADR (Australia).........  1,300       41,353
          Omnicom Group, Inc.......................  2,000      178,700
          The McGraw-Hill Cos., Inc................    400       24,392
          Tribune Co...............................    700       26,201
          Viacom, Inc. (Class "B" Stock)(a)........  3,900      172,185
                                                           ------------
                                                                861,053
                                                           ------------
        Metal & Minerals -- 1.4%
          Alcan, Inc. (Canada).....................  4,300      154,499
          Alcoa, Inc...............................  3,400      120,870
          Century Aluminum Co......................  1,900       25,384
          Phelps Dodge Corp.(a)....................  1,200       38,880
                                                           ------------
                                                                339,633
                                                           ------------
        Oil & Gas -- 11.4%
          ChevronTexaco Corp.......................  7,064      633,005
          Conoco, Inc.............................. 15,400      435,820
          Exxon Mobil Corp......................... 23,400      919,620
          Phillips Petroleum Co....................  7,640      460,387
          Suncor Energy, Inc.......................  5,500      181,170
          Weatherford International, Inc.(a).......  2,200       81,972
                                                           ------------
                                                              2,711,974
                                                           ------------
        Paper & Forest Products -- 1.8%
          Boise Cascade Corp.......................  1,000       34,010
          Bowater, Inc.............................  1,300       62,010
          Georgia-Pacific Corp.....................  2,600       71,786
          International Paper Co...................  5,000      201,750
          Temple-Inland, Inc.......................  1,000       56,730
                                                           ------------
                                                                426,286
                                                           ------------

                                                               Value
        COMMON STOCKS                                Shares   (Note 2)
        (Continued)                                  ------ ------------
        Railroads -- 0.8%
          Union Pacific Corp........................  3,400 $    193,800
                                                            ------------
        Real Estate Investment Trust -- 0.4%
          Equity Office Properties Trust............  2,200       66,176
          Equity Residential Properties Trust.......    700       20,097
                                                            ------------
                                                                  86,273
                                                            ------------
        Retail -- 1.9%
          Albertson's, Inc..........................  2,200       69,278
          Bed Bath & Beyond, Inc.(a)................    700       23,730
          Best Buy Co., Inc.(a).....................    500       37,240
          Costco Wholesale Corp.(a).................  2,300      102,074
          Federated Department Stores, Inc.(a)......  1,200       49,080
          Home Depot, Inc...........................    800       40,808
          Kmart Corp.(a)............................  8,700       47,502
          Lowe's Cos., Inc..........................  2,000       92,820
                                                            ------------
                                                                 462,532
                                                            ------------
        Technology -- 2.0%
          Computer Associates International, Inc....  3,500      120,715
          Comverse Technology, Inc.(a)..............  1,100       24,607
          Hewlett-Packard Co........................    400        8,216
          International Business Machines Corp......    700       84,672
          Microsoft Corp.(a)........................  2,000      132,500
          Millipore Corp............................    500       30,350
          Polycom, Inc.(a)..........................    100        3,407
          Sybase, Inc.(a)...........................  2,300       36,248
          The InterCept Group, Inc.(a)..............  1,000       40,900
                                                            ------------
                                                                 481,615
                                                            ------------
        Telecommunications -- 9.5%
          AT&T Corp................................. 21,700      393,638
          BellSouth Corp............................ 13,600      518,840
          Citizens Communications Co.(a)............  8,600       91,676
          Enterasys Networks, Inc.(a)...............  2,500       22,125
          General Motors Corp. (Class "H" Stock)(a).    500        7,725
          Motorola, Inc............................. 12,500      187,750
          SBC Communications, Inc................... 12,600      493,542
          Verizon Communications.................... 11,500      545,790
                                                            ------------
                                                               2,261,086
                                                            ------------
        Transportation -- 0.2%
          Canadian National Railway Co. (Canada) ...  1,000       48,280
                                                            ------------
        Utility - Electric -- 4.5%
          AES Corp.(a).............................. 10,300      168,405
          American Electric Power Co., Inc..........  2,500      108,825
          Entergy Corp..............................  2,200       86,042
          FirstEnergy Corp.......................... 11,400      398,772
          Northeast Utilities.......................  3,400       59,942
          SCANA Corp................................  4,700      130,801
          Southern Co...............................  4,900      124,215
                                                            ------------
                                                               1,077,002
                                                            ------------
        TOTAL LONG-TERM INVESTMENTS
          (cost $22,507,755)...............................   22,706,634
                                                            ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

December 31, 2001


                                                Principal
                                                 Amount     Value
         SHORT-TERM                               (000)    (Note 2)
         INVESTMENTS -- 9.7%                    --------- -----------
         U.S. Government & Agency Obligations -- 1.1%
           U.S. Treasury Bills,
            2.19%, 01/03/02(b)(c)..............  $   75   $    74,991
            1.80%, 02/14/02(b)(c)..............     200       199,580
                                                          -----------
                                                              274,571
                                                          -----------
         Repurchase Agreement -- 8.6%
           Joint Repurchase Agreement Account,
            1.64%, 01/02/02 (Note 5)...........   2,034     2,034,000
                                                          -----------
         TOTAL SHORT-TERM INVESTMENTS
          (cost $ 2,308,571).............................   2,308,571
                                                          -----------
         TOTAL INVESTMENTS -- 105.4%
          (cost $24,816,326; Note 7).....................  25,015,205
         VARIATION MARGIN ON OPEN FUTURES
          CONTRACTS(d)...................................      (7,090)
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (5.4)%...............................  (1,274,576)
                                                          -----------
         NET ASSETS -- 100.0%............................ $23,733,539
                                                          ===========

The following abbreviations are used in portfolio descriptions:

                ADR American Depository Receipt
                PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

(b)Security, or portion thereof, segregated as collateral for futures contracts

(c)Rate quoted represents yield-to-maturity as of purchase date.

(d)Open futures contracts as of December 31, 2001 are as follows:

                                                      Value at
     Number of                Expiration  Value at  December 31,
     Contracts       Type        Date    Trade Date     2001     Appreciation
  --------------- ----------- ---------- ---------- ------------ ------------
  Long Positions:
         7        S&P 500       Mar 02    $958,778    $966,175      $7,397
                  Barra Value                                       ======
                  Index

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

                    SP MFS CAPITAL OPPORTUNITIES PORTFOLIO

December 31, 2001


       LONG-TERM INVESTMENTS -- 93.9%                          Value
                                                      Shares  (Note 2)
       COMMON STOCKS                                  ------ -----------
       Advertising -- 1.2%
         Lamar Advertising Co.(a).................... 2,340  $    99,076
                                                             -----------
       Autos - Cars & Trucks -- 0.2%
         Visteon Corp................................ 1,200       18,048
                                                             -----------
       Banks and Savings & Loans -- 2.8%
         Bank of America Corp........................ 1,080       67,986
         Comerica, Inc............................... 1,090       62,457
         Mellon Financial Corp....................... 2,660      100,069
                                                             -----------
                                                                 230,512
                                                             -----------
       Chemicals -- 1.8%
         Dow Chemical Co............................. 1,100       37,158
         Praxair, Inc................................ 2,050      113,263
                                                             -----------
                                                                 150,421
                                                             -----------
       Computers -- 2.0%
         Dell Computer Corp.(a)...................... 3,310       89,966
         Sun Microsystems, Inc.(a)................... 5,960       73,308
                                                             -----------
                                                                 163,274
                                                             -----------
       Computer Services -- 5.8%
         EMC Corp.(a)................................   900       12,096
         Micron Technology, Inc.(a).................. 2,820       87,420
         Microsoft Corp.(a).......................... 1,560      103,350
         Oracle Corp.(a)............................. 4,770       65,874
         Rational Software Corp.(a)..................   970       18,915
         SunGard Data Systems, Inc.(a)............... 1,570       45,420
         VeriSign, Inc.(a)........................... 1,940       73,797
         VERITAS Software Corp.(a)................... 1,466       65,721
                                                             -----------
                                                                 472,593
                                                             -----------
       Diversified Manufacturing Operations -- 5.5%
         Danaher Corp................................ 1,850      111,574
         General Electric Co......................... 1,880       75,350
         Tyco International, Ltd..................... 4,440      261,516
                                                             -----------
                                                                 448,440
                                                             -----------
       Drugs & Medical Supplies -- 6.4%
         American Home Products Corp................. 1,590       97,562
         Bristol-Myers Squibb Co..................... 1,510       77,010
         Johnson & Johnson........................... 1,500       88,650
         Pfizer, Inc................................. 4,750      189,287
         Pharmacia Corp.............................. 1,610       68,667
                                                             -----------
                                                                 521,176
                                                             -----------
       Electronics -- 4.6%
         Emulex Corp.(a).............................   690       27,262
         Fairchild Semiconductor Corp.
          (Class "A" Stock)(a)....................... 2,080       58,656
         Flextronics International, Ltd.(a).......... 4,680      112,273
         Intel Corp.................................. 1,080       33,966
         LSI Logic Corp.(a).......................... 3,300       52,074
         Molex, Inc..................................   700       21,665
         QLogic Corp.(a).............................   970       43,175
         Tektronix, Inc.(a).......................... 1,170       30,162
                                                             -----------
                                                                 379,233
                                                             -----------
       Electronic Components -- 3.4%
         Atmel Corp.(a).............................. 9,940       73,258
         Celestica, Inc.(a)..........................   570       23,022
         Samsung Electronics Co., Ltd. (South Korea).   350       74,343

                                                                 Value
      COMMON STOCKS                                     Shares  (Note 2)
      (Continued)                                       ------ -----------
      Electronic Components (cont'd.)
        STMicroelectronics NV (Switzerland)............ 1,140  $    36,104
        Texas Instruments, Inc......................... 2,500       70,000
                                                               -----------
                                                                   276,727
                                                               -----------
      Financial Services -- 7.6%
        American Express Co............................ 1,440       51,393
        Citigroup, Inc................................. 3,579      180,668
        Goldman Sachs Group, Inc.......................   600       55,650
        Household International, Inc................... 1,800      104,292
        Merrill Lynch & Co., Inc....................... 2,340      121,961
        Morgan Stanley Dean Witter & Co................ 1,950      109,083
                                                               -----------
                                                                   623,047
                                                               -----------
      Gas Pipelines -- 1.1%
        Dynegy, Inc. (Class "A" Stock)................. 3,670       93,585
                                                               -----------
      Instrument - Controls -- 1.7%
        Applied Biosystems Group - Applera Corp........ 3,530      138,623
                                                               -----------
      Insurance -- 10.0%
        ACE, Ltd....................................... 2,800      112,420
        AFLAC, Inc..................................... 1,890       46,418
        American International Group, Inc.............. 1,390      110,366
        Anthem, Inc.(a)................................   320       15,840
        Hartford Financial Services Group, Inc......... 1,960      123,147
        MetLife, Inc................................... 1,880       59,558
        SAFECO Corp.................................... 2,390       74,449
        St. Paul Cos., Inc............................. 1,830       80,465
        UnumProvident Corp............................. 2,710       71,842
        Willis Group Holdings Ltd.
         (United Kingdom)(a)........................... 2,300       54,165
        XL Capital Ltd. (Class "A" Stock) (Bermuda)....   800       73,088
                                                               -----------
                                                                   821,758
                                                               -----------
      Leisure -- 1.8%
        Hilton Hotels Corp............................. 4,160       45,427
        Marriott International, Inc. (Class "A" Stock).   200        8,130
        Starwood Hotels & Resorts Worldwide, Inc....... 3,220       96,117
                                                               -----------
                                                                   149,674
                                                               -----------
      Media -- 10.0%
        AOL Time Warner, Inc.(a)....................... 5,200      166,920
        Charter Communications, Inc.
         (Class "A" Stock)(a).......................... 5,940       97,594
        Clear Channel Communications, Inc.(a).......... 2,310      117,602
        Fox Entertainment Group, Inc.
         (Class "A" Stock)(a).......................... 2,730       72,427
        Tribune Co..................................... 1,550       58,017
        USA Networks, Inc.(a).......................... 1,700       46,427
        Viacom, Inc. (Class "B" Stock)(a).............. 5,510      243,266
        Westwood One, Inc.(a)..........................   500       15,025
                                                               -----------
                                                                   817,278
                                                               -----------
      Miscellaneous - Basic Industry -- 0.8%
        AES Corp.(a)................................... 4,180       68,343
                                                               -----------
      Networking Products -- 0.3%
        Enterasys Networks, Inc.(a).................... 2,250       19,913
                                                               -----------
      Oil - Exploration/Production -- 5.0%
        Anadarko Petroleum Corp........................ 1,030       58,555
        Apache Corp.................................... 1,653       82,452

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

December 31, 2001


                                                            Value
                                                   Shares  (Note 2)
           COMMON STOCKS(Continued)                ------ -----------
           Oil - Exploration/Production (cont'd.)
            Devon Energy Corp.....................    640 $    24,736
            GlobalSantaFe Corp....................  7,750     221,030
            Transocean Sedco Forex, Inc...........    660      22,321
                                                          -----------
                                                              409,094
                                                          -----------
           Oil & Gas Services -- 3.5%
            BJ Services Co.(a)....................    100       3,245
            Cooper Cameron Corp.(a)...............    600      24,216
            El Paso Corp..........................  2,089      93,190
            Grant Prideco, Inc.(a)................  9,790     112,585
            Noble Drilling Corp.(a)...............  1,230      41,869
            Schlumberger, Ltd.....................    230      12,639
                                                          -----------
                                                              287,744
                                                          -----------
           Paper & Forest Products -- 3.9%
            Abitibi-Consolidated, Inc. (Canada)...  6,790      49,703
            Aracruz Celulose SA, ADR (Brazil).....  3,560      64,721
            Bowater, Inc..........................  1,030      49,131
            International Paper Co................    730      29,455
            Jefferson Smurfit Group PLC, ADR
              (Ireland)........................... 34,110      74,159
            Smurfit-Stone Container Corp.(a)......  3,260      52,062
                                                          -----------
                                                              319,231
                                                          -----------
           Retail -- 3.2%
            BJ's Wholesale Club, Inc.(a)..........    300      13,230
            Costco Wholesale Corp.(a).............    940      41,717
            CVS Corp..............................    130       3,904
            Home Depot, Inc.......................  1,380      70,394
            Kroger Co.(a).........................  1,610      33,601
            Safeway, Inc.(a)......................  1,440      60,120
            Target Corp...........................    500      20,525
            Wal-Mart Stores, Inc..................    290      16,689
                                                          -----------
                                                              260,180
                                                          -----------
           Semiconductors -- 1.8%
            Analog Devices, Inc.(a)...............  2,050      90,999
            Cypress Semiconductor Corp.(a)........    160       3,189
            Lam Research Corp.(a).................  1,440      33,437
            National Semiconductor Corp.(a).......    400      12,316
            Novellus Systems, Inc.(a).............    240       9,468
                                                          -----------
                                                              149,409
                                                          -----------
           Telecommunications -- 7.9%
            Amdocs, Ltd. (United Kingdom)(a)......  2,440      82,887
            AT&T Wireless Services, Inc.(a).......  7,290     104,757
            China Mobile Ltd., ADR (Hong Kong)(a). 17,000      59,842
            EchoStar Communications Corp.
              (Class "A" Stock)(a)................  4,570     125,538
            General Motors Corp. (Class "H"
              Stock)(a)...........................  1,900      29,355

                                                              Value
                                                   Shares    (Note 2)
         COMMON STOCKS(Continued)                 --------- ----------
         Telecommunications (cont'd.)
          Libertel NV(a)........................     2,010  $   18,507
          Motorola, Inc.........................     2,500      37,550
          Nextel Partners, Inc. (Class "A"
            Stock)(a)...........................     2,270      27,240
          Nokia Oyj, ADR (Finland)..............       300       7,359
          Partner Communications Co. Ltd., ADR
            (Israel)(a).........................     8,125      55,656
          Vodafone Group PLC, ADR
            (United Kingdom)....................    37,709      98,691
          Winstar Communications, Inc.(a).......       930          16
                                                            ----------
                                                               647,398
                                                            ----------
         Trucking/Shipping -- 0.9%
          FedEx Corp.(a)........................     1,320      68,482
          United Parcel Service,
            Inc. (Class "B" Stock)..............       140       7,691
                                                            ----------
                                                                76,173
                                                            ----------
         Utilities - Electric -- 0.7%
          Calpine Corp.(a)......................     3,481      58,446
                                                            ----------
         TOTAL LONG-TERM INVESTMENTS (cost $ 7,755,270)....  7,699,396
                                                            ----------

                                                  Principal
                                                   Amount
         SHORT-TERM                                 (000)
         INVESTMENT -- 16.1%                      ---------
         Repurchase Agreement
          Joint Repurchase Agreement
            Account, 1.64%, 01/02/02 (cost
            $1,321,000; Note 5)..................  $ 1,321   1,321,000
                                                            ----------
         TOTAL INVESTMENTS -- 110.0% (cost $9,076,270;
          Note 7)..........................................  9,020,396
         LIABILITIES IN EXCESS OF OTHER ASSETS -- (10.0)%..   (818,267)
                                                            ----------
         NET ASSETS -- 100.0%.............................. $8,202,129
                                                            ==========

The following abbreviations are used in portfolio descriptions:

             ADR American Depository Receipt
             NV  Naamloze Vennootschap (Dutch Corporation)
             Oyj Julkinen Osakeyhtio (Finish Company)
             PLC Public Limited Company (British Limited Liability
                 Company)
             SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

                        SP MFS MID-CAP GROWTH PORTFOLIO

December 31, 2001


       LONG-TERM INVESTMENTS -- 92.8%                           Value
                                                      Shares   (Note 2)
       COMMON STOCKS                                  ------ ------------
       Aerospace/Defense -- 0.2%
         EDO Corp....................................  1,490 $     39,411
                                                             ------------
       Agricultural Equipment -- 1.3%
         AGCO Corp................................... 12,950      204,351
                                                             ------------
       Commercial Services -- 1.1%
         ARAMARK Corp. (Class "B" Stock)(a)..........    540       14,526
         Concord EFS, Inc.(a)........................  4,800      157,344
         Weight Watchers International, Inc.(a)......    150        5,073
                                                             ------------
                                                                  176,943
                                                             ------------
       Computer Services -- 6.6%
         Adobe Systems, Inc..........................    810       25,151
         Citrix Systems, Inc.(a)..................... 17,410      394,511
         i2 Technologies, Inc.(a)....................  2,400       18,960
         Macrovision Corp.(a)........................  7,810      275,068
         Netegrity, Inc.(a)..........................  1,240       24,006
         Rational Software Corp.(a).................. 12,660      246,870
         VERITAS Software Corp.(a)...................  1,330       59,624
                                                             ------------
                                                                1,044,190
                                                             ------------
       Data Processing -- 3.7%
         CSG Systems International, Inc.(a).......... 12,780      516,951
         Global Payments, Inc........................  1,892       65,085
                                                             ------------
                                                                  582,036
                                                             ------------
       Drugs & Medical Supplies -- 12.6%
         ArthroCare Corp.(a).........................    700       12,551
         Cytyc Corp.(a).............................. 22,460      586,206
         Genzyme Corp.(a)............................ 10,570      632,720
         IMS Health, Inc............................. 14,580      284,456
         Lincare Holdings, Inc.(a)................... 11,220      321,453
         Sepracor, Inc.(a)...........................  2,520      143,791
         Unilab Corp.(a).............................    100        2,510
         VISX, Inc.(a)...............................  1,260       16,695
                                                             ------------
                                                                2,000,382
                                                             ------------
       Energy
         Reliant Resources, Inc.(a)..................    270        4,458
                                                             ------------
       Financial Services
         Instinet Group, Inc.(a).....................    280        2,814
                                                             ------------
       Forest Products & Paper -- 2.0%
         Willamette Industries, Inc..................  6,070      316,368
                                                             ------------
       Health Care Services -- 1.0%
         HEALTHSOUTH Corp.(a)........................ 10,800      160,056
                                                             ------------
       Instrument - Controls -- 1.7%
         Applied Biosystems Group - Applera Corp.....  6,820      267,821
                                                             ------------
       Insurance -- 3.9%
         ACE, Ltd. (Bermuda).........................  3,890      156,183
         Arthur J. Gallagher & Co....................  3,550      122,440
         Principal Financial Group, Inc. (The)(a)....  1,540       36,960
         Willis Group Holdings, Ltd.(a)..............  7,100      167,205
         XL Capital, Ltd. (Class "A" Stock)(Bermuda).  1,490      136,126
                                                             ------------
                                                                  618,914
                                                             ------------
       Internet -- 17.5%
         Akamai Technologies, Inc.(a)................ 22,420      133,175
         BEA Systems, Inc.(a)........................  4,700       72,380
         CheckFree Corp.(a).......................... 19,420      349,560

                                                               Value
        COMMON STOCKS                                Shares   (Note 2)
        (Continued)                                  ------ ------------
        Internet (cont'd.)
          CNET Networks, Inc.(a).................... 18,408 $    165,120
          Internap Network Services Corp.(a)........ 37,390       43,372
          Internet Security Systems, Inc.(a)........  6,230      199,734
          RSA Security, Inc.(a).....................  4,270       74,554
          S1 Corp.(a)............................... 19,840      321,011
          Switchboard, Inc.(a)......................  2,660        8,645
          VeriSign, Inc.(a)......................... 37,052    1,409,458
                                                            ------------
                                                               2,777,009
                                                            ------------
        Networking Products -- 1.8%
          Cable Design Technologies Corp.(a)........  4,020       54,994
          Computer Network Technology Corp.(a)......  2,190       38,960
          ONI Systems Corp.(a)...................... 30,520      191,360
                                                            ------------
                                                                 285,314
                                                            ------------
        Oil & Gas Exploration & Production -- 11.2%
          Anadarko Petroleum Corp...................  1,210       68,789
          Devon Energy Corp......................... 14,740      569,701
          EOG Resources, Inc........................ 16,350      639,448
          Houston Exploration Co.(a)................  8,880      298,190
          Newfield Exploration Co.(a)...............  6,000      213,060
                                                            ------------
                                                               1,789,188
                                                            ------------
        Oil & Gas Services -- 8.5%
          Apache Corp............................... 15,323      764,311
          Aquila, Inc. (Class "A" Stock)(a).........    100        1,710
          Cooper Cameron Corp.(a)...................  1,980       79,913
          Noble Drilling Corp.(a)................... 14,800      503,792
                                                            ------------
                                                               1,349,726
                                                            ------------
        Publishing -- 1.1%
          Scholastic Corp.(a).......................  3,540      178,168
                                                            ------------
        Retail -- 4.1%
          CVS Corp.................................. 12,140      359,344
          Kroger Co.(a)............................. 12,480      260,458
          The Gap, Inc..............................  2,000       27,880
                                                            ------------
                                                                 647,682
                                                            ------------
        Telecommunications -- 14.5%
          Advanced Fibre Communications, Inc.(a) ... 17,340      306,398
          Amdocs, Ltd. (Bermuda)(a).................  1,900       64,543
          American Tower Corp. (Class "A" Stock)(a). 29,980      283,911
          Aware, Inc.(a)............................    540        4,482
          CIENA Corp.(a)............................ 20,680      295,931
          Comverse Technology, Inc.(a).............. 10,470      234,214
          EchoStar Communications Corp. (Class "A"
           Stock)(a)................................ 21,070      578,793
          General Motors Corp. (Class "H" Stock)(a). 29,570      456,856
          SBA CommunIcations Corp.(a)...............    460        5,989
          Tekelec(a)................................  3,880       70,267
          WorldCom, Inc. -- MCI Group...............     22          279
                                                            ------------
                                                               2,301,663
                                                            ------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $15,965,671)................................   14,746,494
                                                            ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

December 31, 2001


                                                Principal
                                                 Amount     Value
         SHORT-TERM                               (000)    (Note 2)
         INVESTMENTS -- 11.8%                   --------- -----------
         Repurchase Agreement
           Joint Repurchase Agreement Account,
            1.64%, 01/02/02
            (cost $1,874,000; Note 5)..........  $1,874   $ 1,874,000
                                                          -----------
         TOTAL INVESTMENTS -- 104.6%
          (cost $17,839,671; Note 7).....................  16,620,494
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (4.6)%...............................    (731,518)
                                                          -----------
         NET ASSETS -- 100.0%............................ $15,888,976
                                                          ===========

(a)Non-Income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

                         SP PIMCO HIGH YIELD PORTFOLIO

December 31, 2001


                                                                        Moody's                     Principal
                                                                        Rating    Interest Maturity  Amount       Value
LONG-TERM INVESTMENTS -- 88.0%                                        (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS -- 84.6%                                              ----------- -------- -------- ---------  ------------
CORPORATE BONDS
Advertising -- 0.2%
  Lamar Advertising Co., Gtd. Notes..................................    Ba3        9.625% 12/01/06  $   100   $    104,625
                                                                                                               ------------
Aerospace -- 0.4%
  Alliant Techsystems, Inc., Gtd. Notes..............................     B2         8.50% 05/15/11      200        208,000
                                                                                                               ------------
Airlines -- 1.9%
  Continental Airlines, Inc., Pass-Through Certs.....................    Ba2        7.033% 06/15/11       99         83,688
  Continental Airlines, Inc., Pass-Through Certs.....................    Baa3       7.373% 12/15/15      200        172,486
  Dunlop Standard Aerospace Holdings PLC, Sr. Notes (United Kingdom).     B3       11.875% 05/15/09      100        101,000
  Northwest Airlines, Inc., Pass-Through Certs., Ser. 01-1...........     A3        6.841% 04/01/11      200        186,990
  United Air Lines, Inc., Pass-Through Certs., Ser. 01-1.............    Baa3       6.602% 09/01/13      150        125,841
  United Air Lines, Inc., Pass-Through Certs., Ser. 00-1.............    Baa3        7.73% 07/01/10      250        235,065
  US Airways, Inc., Pass-Through Certs., Ser. 93-A2..................     B2        9.625% 09/01/03      100         78,000
                                                                                                               ------------
                                                                                                                    983,070
                                                                                                               ------------
Asset Backed Securities -- 0.9%
  Airplanes Pass-Through Trust, Gtd. Notes, Ser. D...................     B2       10.875% 03/15/12      247         70,181
  Cedar Brakes II LLC................................................    Baa2       9.875% 09/01/13      200        201,522
  Jet Equipment Trust (Class A)......................................    Ba2         7.63% 08/15/12       84         71,272
  Midwest Generation LLC, Pass-Through Certs., Ser. A................    Baa3        8.30% 07/02/09      150        148,293
                                                                                                               ------------
                                                                                                                    491,268
                                                                                                               ------------
Auto - Cars & Trucks -- 0.4%
  Arvin Capital I, Gtd. Notes........................................    Ba1         9.50% 02/01/27       50         40,655
  Lear Corp., Gtd. Notes, Ser. B.....................................    Ba1         7.96% 05/15/05      150        150,375
                                                                                                               ------------
                                                                                                                    191,030
                                                                                                               ------------
Broadcasting & Other Media -- 6.3%
  American Media Operations, Inc., Sr. Sub. Notes....................     B2        10.25% 05/01/09      200        202,000
  Clear Channel Communications, Inc., Gtd. Notes.....................    Ba1         8.00% 11/01/08      300        312,000
  Clear Channel Communications, Inc., Sr. Sub. Notes, Ser. B.........    Ba2        8.125% 12/15/07      150        156,000
  Echostar DBS Corp., Sr. Notes......................................     B1        9.125% 01/15/09      150        150,375
  Echostar DBS Corp., Sr. Notes......................................     B1         9.25% 02/01/06      300        307,500
  Echostar DBS Corp., Sr. Notes......................................     B1        9.375% 02/01/09      175        179,375
  Gray Communications Systems, Inc., Sr. Sub. Notes..................     B3         9.25% 12/15/11      100         99,000
  Hollinger International Publishing, Inc., Sr. Notes................    Ba2        8.625% 03/15/05      250        249,375
  LIN Television Corp., Gtd. Notes...................................     B2         8.00% 01/15/08      325        327,438
  PRIMEDIA, Inc., Sr. Notes..........................................     B1        10.25% 06/01/04      250        230,000
  Quebecor Media, Inc., Sr. Notes (Canada)...........................     B2       11.125% 07/15/11      300        320,250
  Sinclair Broadcast Group, Inc., Sr. Sub. Notes.....................     B2         8.75% 12/15/07      100         99,750
  Sinclair Broadcast Group, Inc., Sr. Sub. Notes.....................     B2         8.75% 12/15/11      200        200,000
  Sinclair Broadcast Group, Inc., Gtd. Notes.........................     B2         9.00% 07/15/07       75         75,375
  Univision Communications, Inc., Gtd. Notes.........................    Baa3        7.85% 07/15/11      100        101,086
  Young Broadcasting, Inc., Sr. Notes................................     B2         8.50% 12/15/08      100        100,500
  Young Broadcasting, Inc., Gtd. Notes...............................     B3        10.00% 03/01/11      200        186,000
                                                                                                               ------------
                                                                                                                  3,296,024
                                                                                                               ------------
Building Products -- 0.5%
  American Standard, Inc., Gtd. Notes................................    Ba2        7.375% 02/01/08       25         25,000
  American Standard, Inc., Gtd. Notes................................    Ba2        7.375% 04/15/05      225        230,625
  Building Materials Corp. of America, Sr. Notes, Ser. B.............     B2         8.00% 10/15/07       15         11,438
                                                                                                               ------------
                                                                                                                    267,063
                                                                                                               ------------
Cable -- 10.0%
  Adelphia Communications Corp., Sr. Notes...........................     B2        7.875% 05/01/09      175        158,375
  Adelphia Communications Corp., Sr. Notes...........................     B2         8.75% 10/01/07      100         95,000
  Adelphia Communications Corp., Sr. Notes...........................     B2         9.50% 03/01/05      150        147,375
  Adelphia Communications Corp., Sr. Notes, Ser. B...................     B2        9.875% 03/01/07       50         49,563
  Adelphia Communications Corp., Sr. Notes...........................     B2        10.25% 06/15/11      100         99,750
  Adelphia Communications Corp., Sr. Notes...........................     B2       10.875% 10/01/10       50         51,062

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

December 31, 2001


                                                                      Moody's                     Principal
                                                                      Rating    Interest Maturity  Amount       Value
                                                                    (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                                         ----------- -------- -------- ---------  ------------
Cable (cont'd.)
  British Sky Broadcasting Group PLC, Gtd. Notes (United Kingdom)..    Ba1        6.875% 02/23/09  $   250   $    239,880
  British Sky Broadcasting Group PLC, Gtd. Notes (United Kingdom)..    Ba1         7.30% 10/15/06      200        204,324
  British Sky Broadcasting Group PLC, Gtd. Notes (United Kingdom)..    Ba1         8.20% 07/15/09      250        257,291
  CanWest Media, Inc., Sr. Sub. Notes (Canada).....................     B2       10.625% 05/15/11      300        319,125
  Charter Communication Holdings LLC, Sr. Notes....................     B2         8.25% 04/01/07      125        120,156
  Charter Communication Holdings LLC, Sr. Notes....................     B2        8.625% 04/01/09      150        143,250
  Charter Communication Holdings LLC, Sr. Notes....................     B2        9.625% 11/15/09      200        202,500
  Charter Communication Holdings LLC, Sr. Disc. Notes, Zero Coupon
   (until 04/01/04)................................................     B2         9.92% 04/11/11       50         36,000
  Charter Communication Holdings LLC, Sr. Notes....................     B2        10.00% 04/01/09      375        384,844
  Charter Communication Holdings LLC, Sr. Notes....................     B2        10.75% 10/01/09      175        184,625
  Charter Communication Holdings LLC, Sr. Notes....................     B2       11.125% 01/15/11       50         53,000
  CSC Holdings, Inc., Sr. Notes, Ser. B............................    Ba1        7.625% 04/01/11      450        450,620
  CSC Holdings, Inc., Debs.........................................    Ba1        7.875% 02/15/18      100         96,883
  CSC Holdings, Inc., Debs., Ser. B................................    Ba1        8.125% 08/15/09      100        103,046
  CSC Holdings, Inc., Sr. Notes, Ser. B............................    Ba1        8.125% 07/15/09      525        540,907
  CSC Holdings, Inc., Sr. Sub. Debs................................    Ba2        9.875% 02/15/13       65         68,900
  Fox Sports Networks LLC, Sr. Notes...............................    Ba1        8.875% 08/15/07      250        258,750
  Mediacom Broadband LLC, Gtd. Notes...............................     B2        11.00% 07/15/13      220        241,450
  Rogers Cablesystems, Ltd., Sr. Notes, Ser. B (Canada)............    Baa3       10.00% 03/15/05      250        271,250
  Rogers Cablesystems, Ltd., Gtd. Notes (Canada)...................    Baa3       10.00% 12/01/07      200        216,000
  Telewest Communications PLC, Sr. Disc. Notes, Zero Coupon
   (until 04/15/04) (United Kingdom)...............................     B2         9.25% 04/15/09       50         22,000
  Telewest Communications PLC, Deb. (United Kingdom)...............     B2        11.00% 10/01/07      250        180,000
                                                                                                             ------------
                                                                                                                5,195,926
                                                                                                             ------------
Chemicals -- 4.1%
  Airgas, Inc., Gtd. Notes.........................................    Ba1        9.125% 10/01/11       50         52,750
  Avecia Group PLC, Gtd. Notes (United Kingdom)....................     B2        11.00% 07/01/09      100         95,000
  Equistar Chemicals LP............................................    Ba2         8.75% 02/15/09      100         96,449
  Equistar Chemicals LP, Gtd. Notes................................    Ba2       10.125% 09/01/08      150        150,750
  Ferro Corp., Sr. Notes...........................................    Baa3       9.125% 01/01/09      125        128,525
  Hercules, Inc., Gtd. Notes.......................................    Ba2       11.125% 11/15/07      170        174,250
  Huntsman ICI Chemicals LLC, Gtd. Notes...........................     B2       10.125% 07/01/09      100         96,000
  ISP Chemco, Inc., Ser. B.........................................     B2        10.25% 07/01/11      300        313,500
  ISP Holdings, Inc................................................     B2       10.625% 12/15/09      100        100,000
  Lyondell Chemical Co., Deb. Notes................................    Ba3        9.375% 12/15/05       55         53,075
  Lyondell Chemical Co., Sec'd. Notes..............................    Ba3         9.50% 12/15/08      300        297,000
  Lyondell Chemical Co., Sr. Sec'd. Notes, Ser. A..................    Ba3        9.625% 05/01/07      100        101,000
  MacDermid, Inc., Gtd. Notes......................................    Ba3        9.125% 07/15/11      200        205,000
  Millennium America, Inc., Gtd. Notes.............................    Ba1         9.25% 06/15/08      175        177,982
  OM Group, Inc., Sr. Sub. Notes...................................     B3         9.25% 12/15/11      100        102,000
                                                                                                             ------------
                                                                                                                2,143,281
                                                                                                             ------------
Containers -- 1.2%
  Ball Corp., Gtd. Notes...........................................    Ba3         7.75% 08/01/06      100        105,000
  Ball Corp., Gtd. Notes...........................................     B1         8.25% 08/01/08      100        105,500
  Kappa Beheer BV, Gtd. Notes (Netherlands)........................     B2       10.625% 07/15/09      200        218,000
  Stone Container Corp., Sr. Notes.................................     B2         9.75% 02/01/11      200        212,500
                                                                                                             ------------
                                                                                                                  641,000
                                                                                                             ------------
Cosmetics & Toiletries -- 0.6%
  Armkel LLC, Sr. Sub. Notes.......................................     B2         9.50% 08/15/09      290        303,050
                                                                                                             ------------
Diversified Operations -- 0.5%
  FLAG, Ltd., Sr. Notes (Bermuda)..................................    Caa3        8.25% 01/30/08      125         85,000
  Trizec Finance, Ltd., Sr. Notes (Canada).........................    Baa3      10.875% 10/15/05      200        204,000
                                                                                                             ------------
                                                                                                                  289,000
                                                                                                             ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

December 31, 2001

                                                         Moody's                     Principal
                                                         Rating    Interest Maturity  Amount     Value
                                                       (Unaudited)   Rate     Date     (000)    (Note 2)
LONG-TERM BONDS (Continued)                            ----------- -------- -------- --------- -----------
Drugs & Health Care -- 7.9%
  AmerisourceBergen Corp., Sr. Notes..................    Ba3        8.125% 09/01/08  $  150   $   153,750
  DaVita, Inc., Gtd. Notes, Ser. B....................     B2         9.25% 04/15/11     150       157,875
  Fresenius Medical Care Capital Trust II, Gtd. Notes.    Ba2        7.875% 02/01/08     630       630,000
  Fresenius Medical Care Capital Trust IV, Gtd. Notes.    Ba2        7.875% 06/15/11     670       666,650
  HCA, Inc............................................    Ba1         7.00% 07/01/07     300       301,500
  HCA, Inc............................................    Ba1        7.125% 06/01/06     300       301,125
  HCA, Inc., Deb......................................    Ba1         7.50% 12/15/23     100        95,500
  HCA, Inc., Sr. Notes................................    Ba1        7.875% 02/01/11     250       257,500
  HCA, Inc............................................    Ba1         8.70% 02/10/10      50        54,409
  HCA, Inc............................................    Ba1         8.75% 09/01/10      50        54,125
  HEALTHSOUTH Corp., Sr. Notes........................    Ba1         8.50% 02/01/08     550       572,000
  HEALTHSOUTH Corp., Sr. Sub. Notes...................    Ba2        10.75% 10/01/08      25        27,500
  Omnicare, Inc., Gtd. Notes, Ser. B..................    Ba2        8.125% 03/15/11     400       414,000
  Owens & Minor, Inc., Gtd. Notes.....................    Ba3         8.50% 07/15/11     200       208,000
  PSS World Medical, Inc., Gtd. Notes.................     B2         8.50% 10/01/07     170       170,000
  Tenet Healthcare Corp., Sr. Sub. Notes, Ser. B......    Ba1        8.125% 12/01/08      25        26,375
                                                                                               -----------
                                                                                                 4,090,309
                                                                                               -----------
Electronics -- 0.7%
  L-3 Communications Corp., Gtd. Notes, Ser. B........    Ba3         8.00% 08/01/08       3         3,068
  Solectron Corp., Conv...............................    Ba1          Zero 05/08/20     650       343,687
                                                                                               -----------
                                                                                                   346,755
                                                                                               -----------
Energy -- 2.1%
  CMS Energy Corp., Sr. Notes, Ser. B.................    Ba3         6.75% 01/15/04     100        98,287
  CMS Energy Corp., Sr. Notes.........................    Ba3         7.50% 01/15/09     625       611,781
  CMS Energy Corp., Sr. Notes.........................    Ba3         8.90% 07/15/08     100       101,257
  Peabody Energy Corp., Gtd. Notes, Ser. B............    Ba3        8.875% 05/15/08     288       308,160
                                                                                               -----------
                                                                                                 1,119,485
                                                                                               -----------
Entertainment -- 1.8%
  Harrahs Operating Co., Inc., Gtd. Sr. Sub. Notes....    Ba1        7.875% 12/15/05     500       518,750
  Harrahs Operating Co., Inc., Gtd. Notes.............    Baa3        8.00% 02/01/11     100       104,301
  Park Place Entertainment Corp., Sr. Sub. Notes......    Ba1        7.875% 12/15/05     300       300,000
                                                                                               -----------
                                                                                                   923,051
                                                                                               -----------
Financial -- 1.6%
  Credit Links........................................     NR         9.40% 06/14/05     100       101,277
  FINOVA Group, Inc...................................     NR         7.50% 11/15/09     400       168,000
  Gemstone Investors, Ltd., Sr. Notes.................    Baa3        7.71% 10/31/04     300       291,612
  Golden State Holdings, Sr. Notes....................    Ba1         7.00% 08/01/03      75        75,933
  Golden State Holdings, Sr. Notes....................    Ba1        7.125% 08/01/05     200       199,384
                                                                                               -----------
                                                                                                   836,206
                                                                                               -----------
Food & Beverage -- 1.6%
  Constellation Brands, Inc., Gtd. Notes, Ser. B......    Ba2         8.00% 02/15/08     150       151,500
  Cott Beverages, Inc.................................     B2         8.00% 12/15/11     100        97,500
  Ingles Markets, Inc., Sr. Sub. Notes................    Ba3        8.875% 12/01/11      75        73,688
  Remy Cointreau SA, Sr. Notes (France)...............    Ba3        10.00% 07/30/05     100        92,838
  SC International Services, Inc., Gtd. Notes, Ser. B.    Ba2         9.25% 09/01/07     200       122,078
  Smithfield Foods, Inc., Sr. Notes...................    Ba2         8.00% 10/15/09     300       309,000
                                                                                               -----------
                                                                                                   846,604
                                                                                               -----------
Forest & Paper -- 0.5%
  Tembec Industries, Inc., Gtd. Notes.................    Ba1         8.50% 02/01/11     250       258,750
                                                                                               -----------
Gaming -- 5.1%
  Argosy Gaming Co., Sr. Sub. Notes...................     B2         9.00% 09/01/11     200       209,000
  Horseshoe Gaming Holding Corp., Gtd. Notes, Ser. B..     B2        8.625% 05/15/09     250       258,125
  International Game Technology, Sr. Notes............    Ba1        7.875% 05/15/04     325       335,562
  International Game Technology, Sr. Notes............    Ba1        8.375% 05/15/09     400       421,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

December 31, 2001


                                                           Moody's                     Principal
                                                           Rating    Interest Maturity  Amount     Value
                                                         (Unaudited)   Rate     Date     (000)    (Note 2)
LONG-TERM BONDS (Continued)                              ----------- -------- -------- --------- -----------
Gaming (cont'd.)
  Jupiters, Ltd., Gtd. Notes............................    Ba2         8.50% 03/01/06  $  150   $   150,000
  Mandalay Resort Group, Deb............................    Ba2         6.70% 11/15/96      50        48,250
  Mandalay Resort Group, Sr. Sub. Notes.................    Ba3         6.75% 07/15/03     350       346,500
  Mandalay Resort Group, Deb............................    Ba2         7.00% 11/15/36     100        88,449
  Mandalay Resort Group, Sr. Sub. Notes.................    Ba3         9.25% 12/01/05      25        25,063
  Mandalay Resort Group, Sr. Sub. Notes.................    Ba3        9.375% 02/15/10     100        99,625
  MGM Mirage, Inc., Sr. Notes...........................    Baa3        8.50% 09/15/10     350       348,001
  MGM Mirage, Inc., Gtd. Notes..........................    Ba1         9.75% 06/01/07      25        26,188
  Mohegan Tribal Gaming Authority, Sr. Notes............    Ba2        8.125% 01/01/06     150       154,125
  Station Casinos, Inc., Sr. Sub. Notes.................     B1        8.875% 12/01/08     125       121,250
                                                                                                 -----------
                                                                                                   2,631,138
                                                                                                 -----------
Hospitals/Hospital Management -- 1.8%
  Beverly Enterprises, Inc., Gtd. Notes.................     B1         9.00% 02/15/06     200       204,500
  Beverly Enterprises, Inc., Sr. Notes..................     B1        9.625% 04/15/09     100       105,000
  Extendicare Health Services, Inc., Gtd. Notes.........     B3         9.35% 12/15/07     120       112,200
  Manor Care, Inc., Sr. Notes...........................    Ba1         7.50% 06/15/06     100       104,693
  Manor Care, Inc., Gtd. Notes..........................    Ba1         8.00% 03/01/08     150       155,250
  Triad Hospitals, Inc., Gtd. Notes, Ser. B.............     B1         8.75% 05/01/09     200       209,000
  Triad Hospitals, Inc., Gtd. Notes, Ser. B.............     B2        11.00% 05/15/09      25        27,375
                                                                                                 -----------
                                                                                                     918,018
                                                                                                 -----------
Lodging -- 3.4%
  Extended Stay America, Inc., Sr. Sub. Notes...........     B2        9.875% 06/15/11     200       206,500
  HMH Properties, Inc., Gtd. Notes, Ser. B..............    Ba3        7.875% 08/01/08      25        23,063
  HMH Properties, Inc., Sr. Notes, Ser. C...............    Ba3         8.45% 12/01/08     350       332,500
  Host Marriott LP, Sr. Notes, Ser. E...................    Ba3        8.375% 02/15/06     150       143,625
  Host Marriott LP, Sr. Notes...........................    Ba3         9.50% 01/15/07     300       300,375
  John Q. Hammons Hotels, Inc...........................     B2        8.875% 02/15/04     200       190,000
  Mirage Resorts, Inc., Sr. Notes.......................    Baa3        7.25% 10/15/06     300       295,670
  Starwood Hotels & Resorts.............................    Ba1         6.75% 11/15/05     300       285,000
                                                                                                 -----------
                                                                                                   1,776,733
                                                                                                 -----------
Manufacturing -- 1.3%
  Briggs & Stratton Corp., Gtd. Notes...................    Ba1        8.875% 03/15/11     300       313,500
  BRL Universal Equipment LP, Ser. 2001-A, Sec'd. Notes.    Ba3        8.875% 02/15/08      75        78,000
  Dresser, Inc., Gtd. Notes.............................     B2        9.375% 04/15/11     300       306,000
                                                                                                 -----------
                                                                                                     697,500
                                                                                                 -----------
Oil & Gas Exploration & Production -- 9.3%
  Chesapeake Energy Corp., Gtd. Notes...................     B1        8.125% 04/01/11     125       121,875
  Chesapeake Energy Corp., Sr. Notes....................     B1        8.375% 11/01/08     200       197,500
  El Paso Energy Partners LP, Gtd. Notes................     B1         8.50% 06/01/11     100       101,000
  Forest Oil Corp., Sr. Notes...........................    Ba3         8.00% 06/15/08     175       175,875
  Hanover Equipment Trust, Sec'd. Notes.................    Ba3         8.50% 09/01/08     200       208,000
  Key Energy Services, Inc., Gtd. Notes, Ser. B.........    Ba3        8.375% 03/01/08     150       150,201
  Leviathan Gas Pipeline Partners LP, Gtd. Notes........     B1       10.375% 06/01/09     250       265,000
  Newpark Resources, Inc., Gtd. Notes, Ser. B...........     B2        8.625% 12/15/07     225       205,875
  Ocean Energy, Inc., Gtd. Notes, Ser. B................    Ba1        8.875% 07/15/07     200       210,434
  Parker & Parsley Petroleum Co., Sr. Notes.............    Ba1         8.25% 08/15/07     100       101,956
  Pioneer Natural Resources Co., Gtd. Notes.............    Ba1         6.50% 01/15/08     100        92,250
  Pioneer Natural Resources Co., Sr. Notes..............    Ba1        9.625% 04/01/10     250       273,808
  Pogo Producing Co., Sr. Sub. Notes....................     B1         8.25% 04/15/11     300       304,500
  Pride International, Inc., Sr. Notes..................    Ba2        9.375% 05/01/07     300       315,750
  Santa Fe Energy Resources, Gtd. Notes.................    Ba1         8.75% 06/15/07     150       156,775
  Sesi LLC, Gtd. Notes..................................     B1        8.875% 05/15/11     250       235,000
  Stone Energy Corp., Sr. Sub. Notes....................     B2         8.25% 12/15/11     100       100,250
  Tesoro Petroleum Corp., Sr. Sub. Notes................     B1        9.625% 11/01/08      75        77,813
  Vintage Petroleum, Inc., Sr. Sub. Notes...............    Ba3        7.875% 05/15/11     100        99,500

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

December 31, 2001


                                                                                     Moody's                     Principal
                                                                                     Rating    Interest Maturity  Amount
                                                                                   (Unaudited)   Rate     Date     (000)
LONG-TERM BONDS (Continued)                                                        ----------- -------- -------- ---------
Oil & Gas Exploration & Production (cont'd.)
  Vintage Petroleum, Inc., Sr. Sub. Notes.........................................    Ba3         9.00% 12/15/05  $  400
  WCG Note Trust, Sr. Sec'd. Notes................................................    Baa3        8.25% 03/15/04     600
  Western Gas Resources, Inc., Gtd. Notes.........................................    Ba3        10.00% 06/15/09     100
  Westport Resources Corp., Gtd. Notes............................................    Ba3         8.25% 11/01/11      75
  XTO Energy, Inc., Sr. Sub. Notes, Ser. B........................................    Ba3         8.75% 11/01/09     250



Printing & Publishing -- 0.6%
  Garden State Newspapers, Inc., Sr. Sub. Notes, Ser. B...........................     B1         8.75% 10/01/09     100
  Hollinger International Publishing, Inc., Gtd. Notes............................    Ba3         9.25% 03/15/07     100
  World Color Press, Inc., Sr. Sub. Notes.........................................    Baa2        7.75% 02/15/09     100



Real Estate -- 1.0%
  Choctaw Resort Development, Sr. Notes...........................................     B1         9.25% 04/01/09     200
  Forest City Enterprises, Inc., Sr. Notes........................................    Ba3         8.50% 03/15/08     300



Retail -- 1.5%
  AmeriGas Partners LP, Sr. Notes.................................................    Ba3        10.00% 04/15/06     200
  AmeriGas Partners LP, Sr. Notes, Ser. B.........................................    Ba3       10.125% 04/15/07      42
  Ferrellgas Partners LP, Gtd. Notes, Ser. B......................................     B1        9.375% 06/15/06     365
  R.H. Donnelley, Inc., Sr. Sub. Notes............................................     NR        9.125% 06/01/08     150



Scientific Instruments -- 1.3%
  Beckman Coulter, Inc., Gtd. Notes...............................................    Baa3        7.05% 06/01/26     250
  Fisher Scientific International, Inc............................................     B1        7.125% 12/15/05      50
  Fisher Scientific International, Inc., Sr. Sub. Notes...........................     B3         9.00% 02/01/08     150
  Fisher Scientific International, Inc., Sr. Sub. Notes...........................     B3         9.00% 02/01/08     200



Steel & Metals -- 0.2%
  Century Aluminum Co., First Mtge. Notes.........................................    Ba3        11.75% 04/15/08     100

Telecommunications -- 8.3%
  360networks, Inc., Sr. Notes(a).................................................     NR        12.00% 08/01/09     250
  Adelphia Business Solutions, Inc., Sr. Notes, Ser. B............................     Ca        12.25% 09/01/04      50
  American Cellular Corp., Gtd. Notes.............................................     B2         9.50% 10/15/09     300
  American Tower Corp., Conv......................................................     B3         5.00% 02/15/10     100
  AT&T Canada, Inc., Sr. Disc. Notes, Zero Coupon
   (until 06/15/03) (Canada)......................................................    Baa3        9.95% 06/15/08     125
  AT&T Corp., Sr. Notes...........................................................     A3         8.00% 11/15/31     200
  AT&T Wireless Services, Inc., Sr. Notes.........................................    Baa2       7.875% 03/01/11      30
  Citizens Communications Co......................................................    Baa2        9.00% 08/15/31     200
  Crown Castle International Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/02).     B3       10.625% 11/15/07     125
  FairPoint Communications, Inc., Sr. Sub. Notes..................................     B3        12.50% 05/01/10     100
  France Telecom SA (France)(b)...................................................    Baa1        8.50% 03/01/31     100
  Insight Midwest LP, Sr. Notes...................................................     B1         9.75% 10/01/09     275
  Insight Midwest LP, Sr. Notes...................................................     B1        10.50% 11/01/10     100
  Koninklijke (Royal) KPN NV, Sr. Unsub. Notes (Netherlands)......................    Baa3        8.00% 10/01/10     150
  KPNQwest BV, Sr. Notes (Netherlands)............................................    Ba1        8.125% 06/01/09     100
  KPNQwest BV, Sr. Notes (Netherlands)............................................    Ba1        8.875% 02/01/08     150
  Level 3 Communications, Inc., Sr. Notes.........................................    Caa3       9.125% 05/01/08     100
  Mastec, Inc., Sr. Sub. Notes, Ser. B............................................    Ba3         7.75% 02/01/08     100
  Nextel Communications, Inc., Sr. Notes..........................................     B1        9.375% 11/15/09     275
  Nextel Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 10/31/02)......     B1         9.75% 10/31/07     100
  Nextel Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 9/15/02).......     B1        10.65% 09/15/07     200
  Price Communications Wireless, Inc., Gtd. Notes, Ser. B.........................    Ba2        9.125% 12/15/06     500
  Qwest Capital Funding, Inc., Gtd. Notes.........................................    Baa1        7.25% 02/15/11      75

                                                                                     Value
                                                                                    (Note 2)
LONG-TERM BONDS (Continued)                                                        -----------
Oil & Gas Exploration & Production (cont'd.)
  Vintage Petroleum, Inc., Sr. Sub. Notes......................................... $   410,000
  WCG Note Trust, Sr. Sec'd. Notes................................................     579,000
  Western Gas Resources, Inc., Gtd. Notes.........................................     106,000
  Westport Resources Corp., Gtd. Notes............................................      75,750
  XTO Energy, Inc., Sr. Sub. Notes, Ser. B........................................     260,625
                                                                                   -----------
                                                                                     4,824,737
                                                                                   -----------
Printing & Publishing -- 0.6%
  Garden State Newspapers, Inc., Sr. Sub. Notes, Ser. B...........................      98,000
  Hollinger International Publishing, Inc., Gtd. Notes............................      99,125
  World Color Press, Inc., Sr. Sub. Notes.........................................      98,068
                                                                                   -----------
                                                                                       295,193
                                                                                   -----------
Real Estate -- 1.0%
  Choctaw Resort Development, Sr. Notes...........................................     204,500
  Forest City Enterprises, Inc., Sr. Notes........................................     294,000
                                                                                   -----------
                                                                                       498,500
                                                                                   -----------
Retail -- 1.5%
  AmeriGas Partners LP, Sr. Notes.................................................     213,000
  AmeriGas Partners LP, Sr. Notes, Ser. B.........................................      42,420
  Ferrellgas Partners LP, Gtd. Notes, Ser. B......................................     367,737
  R.H. Donnelley, Inc., Sr. Sub. Notes............................................     154,688
                                                                                   -----------
                                                                                       777,845
                                                                                   -----------
Scientific Instruments -- 1.3%
  Beckman Coulter, Inc., Gtd. Notes...............................................     265,978
  Fisher Scientific International, Inc............................................      49,500
  Fisher Scientific International, Inc., Sr. Sub. Notes...........................     153,750
  Fisher Scientific International, Inc., Sr. Sub. Notes...........................     205,000
                                                                                   -----------
                                                                                       674,228
                                                                                   -----------
Steel & Metals -- 0.2%
  Century Aluminum Co., First Mtge. Notes.........................................     103,500
                                                                                   -----------
Telecommunications -- 8.3%
  360networks, Inc., Sr. Notes(a).................................................         625
  Adelphia Business Solutions, Inc., Sr. Notes, Ser. B............................       6,000
  American Cellular Corp., Gtd. Notes.............................................     294,000
  American Tower Corp., Conv......................................................      60,460
  AT&T Canada, Inc., Sr. Disc. Notes, Zero Coupon
   (until 06/15/03) (Canada)......................................................      65,625
  AT&T Corp., Sr. Notes...........................................................     209,222
  AT&T Wireless Services, Inc., Sr. Notes.........................................      31,977
  Citizens Communications Co......................................................     218,246
  Crown Castle International Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/02).     109,375
  FairPoint Communications, Inc., Sr. Sub. Notes..................................      95,000
  France Telecom SA (France)(b)...................................................     113,944
  Insight Midwest LP, Sr. Notes...................................................     290,125
  Insight Midwest LP, Sr. Notes...................................................     108,000
  Koninklijke (Royal) KPN NV, Sr. Unsub. Notes (Netherlands)......................     151,460
  KPNQwest BV, Sr. Notes (Netherlands)............................................      65,000
  KPNQwest BV, Sr. Notes (Netherlands)............................................      90,249
  Level 3 Communications, Inc., Sr. Notes.........................................      47,000
  Mastec, Inc., Sr. Sub. Notes, Ser. B............................................      83,500
  Nextel Communications, Inc., Sr. Notes..........................................     217,250
  Nextel Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 10/31/02)......      70,875
  Nextel Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 9/15/02).......     153,000
  Price Communications Wireless, Inc., Gtd. Notes, Ser. B.........................     530,000
  Qwest Capital Funding, Inc., Gtd. Notes.........................................      73,163

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

December 31, 2001


                                                                    Moody's                     Principal
                                                                    Rating    Interest Maturity  Amount     Value
                                                                  (Unaudited)   Rate     Date     (000)    (Note 2)
LONG-TERM BONDS (Continued)                                       ----------- -------- -------- --------- -----------
Telecommunications (cont'd.)
  Qwest Capital Funding, Inc., Gtd. Notes........................    Baa1        7.75% 02/15/31  $   75   $    72,329
  Rogers Cantel, Inc., Sr. Notes (Canada)........................    Baa3        8.30% 10/01/07     150       147,750
  Rogers Cantel, Inc., Sr. Sub. Notes (Canada)...................    Ba1         8.80% 10/01/07     100        96,500
  Rogers Cantel, Inc., Deb. (Canada).............................    Baa3       9.375% 06/01/08     200       206,000
  Rogers Communications, Inc., Sr. Notes (Canada)................    Ba1        8.875% 07/15/07     100       101,750
  Rural Cellular Corp., Sr. Sub. Notes, Ser. B...................     B3        9.625% 05/15/08     100       101,000
  Sprint Capital Corp., Gtd. Notes...............................    Baa1       6.875% 11/15/28      70        64,028
  Telecorp PCS, Inc., Gtd. Notes.................................     B3       10.625% 07/15/10      50        57,125
  Time Warner Telecom LLC, Sr. Notes.............................     B2         9.75% 07/15/08     150       119,250
  Tritel PCS, Inc., Gtd. Notes...................................     B3       10.375% 01/15/11     150       171,750
  Tritel PCS, Inc., Gtd. Notes, Zero Coupon (until 05/15/04).....     B3        12.75% 05/15/09     100        85,000
  Williams Communications Group, Inc., Sr. Notes.................    Caa1      10.875% 10/01/09      50        21,375
                                                                                                          -----------
                                                                                                            4,327,953
                                                                                                          -----------
Tobacco -- 0.2%
  DIMON, Inc., Sr. Notes.........................................    Ba3        9.625% 10/15/11     100       103,500
                                                                                                          -----------
Utilities -- 4.3%
  Calpine Corp., Sr. Notes.......................................    Ba1         7.75% 04/15/09      50        44,111
  Calpine Corp., Sr. Notes.......................................    Ba1        7.875% 04/01/08     200       178,000
  Calpine Corp., Sr. Notes.......................................    Ba1         8.50% 02/15/11     200       179,000
  Calpine Corp., Sr. Notes.......................................    Ba1        8.625% 08/15/10     450       402,750
  Electric Lightwave, Inc........................................    Baa2        6.05% 05/15/04      50        48,736
  IPALCO Enterprises, Inc........................................    Baa1       7.625% 11/14/11     200       189,757
  Mission Energy Holding Co., Sec'd. Notes.......................    Ba2        13.50% 07/15/08     100       109,000
  Niagara Mohawk Power Co., Sr. Disc. Notes, Ser. H, Zero Coupon
   (until 07/01/03)..............................................    Baa3        8.50% 07/01/10     150       140,356
  Pinnacle Partners LP, Sr. Notes................................    Ba1         8.83% 08/15/04     100       102,074
  PSEG Energy Holdings, Inc., Sr. Notes..........................    Baa3       10.00% 10/01/09     225       240,713
  South Point Energy Center LLC, Gtd. Notes......................    Ba1         8.40% 05/30/12     150       138,000
  The AES Corp., Sr. Notes.......................................    Ba1        9.375% 09/15/10     400       360,000
  The AES Corp., Sr. Notes.......................................    Ba1         9.50% 06/01/09     125       113,750
                                                                                                          -----------
                                                                                                            2,246,247
                                                                                                          -----------
Waste Management -- 3.1%
  Allied Waste North America, Inc., Gtd. Notes, Ser. B...........    Ba3        7.625% 01/01/06     125       123,438
  Allied Waste North America, Inc., Gtd. Notes, Ser. B...........    Ba3        7.875% 01/01/09     760       744,800
  Allied Waste North America, Inc., Sr. Notes....................    Ba3         8.50% 12/01/08     350       353,500
  Allied Waste North America, Inc., Gtd. Notes, Ser. B...........    Ba3        8.875% 04/01/08      50        51,500
  Azurix Corp., Sr. Notes, Ser. B................................     Ca       10.375% 02/15/07      50        35,000
  Waste Management, Inc., Gtd. Notes.............................    Ba1        6.875% 05/15/09     100        99,613
  Waste Management, Inc., Sr. Notes..............................    Ba1        7.375% 08/01/10      75        77,093
  Waste Management, Inc., Deb....................................    Ba1         7.65% 03/15/11     100       104,400
                                                                                                          -----------
                                                                                                            1,589,344
                                                                                                          -----------
TOTAL CORPORATE BONDS
  (cost $44,336,483).....................................................................................  43,998,933
                                                                                                          -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

December 31, 2001

                                                                         Moody's                     Principal
                                                                         Rating    Interest Maturity  Amount     Value
                                                                       (Unaudited)   Rate     Date     (000)    (Note 2)
LONG-TERM BONDS (Continued)                                            ----------- -------- -------- --------- -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
  American Airlines, Inc., Pass-Through Certs., Ser. 2001-2, Class A2.    Baa1       7.858% 10/01/11  $  100   $    99,791
  Washington Mutual, Ser. 1999-WM1, Class 3A2.........................    Aaa        6.397% 10/19/39     125       127,433
                                                                                                               -----------
                                                                                                                   227,224
                                                                                                               -----------
FOREIGN GOVERNMENT OBLIGATIONS -- 1.0%
  Republic of Panama (Panama).........................................    Ba1         4.75% 07/17/14      72        64,579
  United Mexican States (Mexico)......................................    Baa3        8.30% 08/15/31     350       343,000
  United Mexican States (Mexico)......................................    Baa3      10.375% 02/17/09     100       114,250
                                                                                                               -----------
                                                                                                                   521,829
                                                                                                               -----------
U.S. GOVERNMENT AGENCY OBLIGATION -- 1.9%
  Federal National Mortgage Association TBA.....................................      6.00% 02/19/16   1,000       998,440
                                                                                                               -----------
TOTAL LONG-TERM INVESTMENTS
 (cost $46,056,555)........................................................................................... $45,746,426
                                                                                                               -----------
SHORT-TERM INVESTMENTS -- 11.1%
CORPORATE BONDS -- 1.7%
  Commonwealth Edison Co., Loan Participation.........................     NR         5.50% 02/25/02     813       811,225
  Mail-Well, Inc., Conv...............................................     B3         5.00% 11/01/02     100        93,750
                                                                                                               -----------
                                                                                                                   904,975
                                                                                                               -----------
COMMERCIAL PAPER -- 5.8%
  General Electric Capital Corp.......................................    P-1         1.82% 03/27/02     600       597,422
  General Mills, Inc..................................................    P-1         3.01% 01/22/02     220       219,613
  General Mills, Inc..................................................    P-1        3.015% 01/18/02     220       219,687
  Lloyds Bank PLC.....................................................    P-1         1.80% 03/21/02   2,000     1,992,100
                                                                                                               -----------
                                                                                                                 3,028,822
                                                                                                               -----------
U.S. GOVERNMENT OBLIGATION
  United States Treasury Bills(c)...............................................      1.65% 02/07/02      10         9,981
                                                                                                               -----------
REPURCHASE AGREEMENT -- 3.6%
  Joint Repurchase Agreement Account (Note 5)...................................     1.643% 01/02/02   1,859     1,859,000
                                                                                                               -----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $5,799,380)...........................................................................................   5,802,778
                                                                                                               -----------
TOTAL INVESTMENTS -- 99.1%
  (cost $51,855,935; Note 7)..................................................................................  51,549,204
UNREALIZED DEPRECIATION ON FORWARD CURRENCY CONTRACTS(d)......................................................        (754)
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(e).................................................................       3,500
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES -- 0.9%...........................................................     452,029
                                                                                                               -----------
NET ASSETS -- 100.0%.......................................................................................... $52,003,979
                                                                                                               ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

December 31, 2001



The following abbreviations are used in portfolio descriptions:

             BV  Beloten Vennootschaep (Dutch Corporation)
             LLC Limited Liability Company
             LP  Limited Partnership
             NR  Not Rated by Moody's or Standard & Poor's
             NV  Naamloze Vennootschap (Dutch Corporation)
             PLC Public Limited Company (British Corporation)
             SA  Societe Anonyme (French Corporation)
             TBA Securities purchased on a forward commitment basis

(a)Represents issuer in default on interest payments, non-income producing security.

(b)Increase/decrease in rate variable upon increase/decrease in Standard & Poor's or Moody's rating.

(c)Security, or portion thereof, segregated as collateral for futures contracts.

(d)Outstanding forward currency contracts as of December 31, 2001 are as follows:

    Foreign Currency             Value at         Value at
    Contracts                 Settlement Date December 31, 2001 Depreciation
    ----------------          --------------- ----------------- ------------
    Purchased:
      Euros expiring 1/11/02     $  2,670         $  2,669         $  (1)
                                                                   -----
    Sold:
      Euros expiring 1/11/02      195,881          196,634          (753)
                                                                   -----
                                                                   $(754)
                                                                   =====

(e)Open futures contracts as of December 31, 2001 are as follows:

      Number of          Expiration  Value at      Value at
      Contracts    Type     Date    Trade Date December 31, 2001 Appreciation
   --------------- ----- ---------- ---------- ----------------- ------------
   Long Positions:
         14        Euros   Dec 02   $3,362,975    $3,372,075        $9,100
                                                                    ======

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

                        SP PIMCO TOTAL RETURN PORTFOLIO

December 31, 2001


                                                                        Moody's                     Principal
                                                                        Rating    Interest Maturity  Amount      Value
LONG-TERM INVESTMENTS -- 87.3%                                        (Unaudited)   Rate     Date     (000)     (Note 2)
LONG-TERM BONDS                                                       ----------- -------- -------- --------- ------------
Asset Backed Securities -- 4.9%
  ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1(b).........    Aaa        2.191% 08/21/30  $   952  $    953,284
  Advanta Mortgage Loan Trust, Series 1999-4(b)......................    Aaa         2.31% 11/15/29      166       165,896
  Allied Capital Commercial Mortgage Trust, Series 1998-1............     NR         6.31% 09/25/03        2         1,635
  Block Mortgage Finance, Inc., Series 1998-2(b).....................    Aaa         2.11% 08/25/28      505       504,304
  Brazos Student Loan Finance Corp., Series 1998-A(b)................    Aaa        3.368% 06/01/23      600       600,268
  First Nationwide Trust, Series 2001-4..............................     NR         1.00% 08/25/31      614       648,149
  First Security Auto Grantor Trust, Series 1998-4...................    Aaa         5.97% 04/15/04       44        44,090
  FNF Funding X LLC, Series 1........................................    Aaa         5.65% 01/20/07      240       240,426
  Green Tree Floorplan Receivables Master Trust, Series 1999-1(b)....    Aaa         2.27% 11/15/04    1,000     1,000,894
  Irwin Home Equity, Series 1997-1(b)................................    Aaa         2.11% 08/15/18      883       880,891
  Signet Helco Trust, Series 1995-A(b)...............................    Aaa         2.37% 06/20/04      642       641,906
  Wells Fargo Mortgage Backed Securities Trust, Series 2001-25(b)....    Aaa        6.646% 10/25/31    1,205     1,224,231
  World Financial Network Credit Card Master Trust, Series 2001-A(b).    Aaa         2.14% 06/16/08      230       229,051
                                                                                                              ------------
                                                                                                                 7,135,025
                                                                                                              ------------
Collateralized Mortgage Obligations -- 5.2%
  Bear Stearns Adjustable Rate Mortgage Trust, Series 2001-6.........    Aaa        6.677% 09/25/31      761       769,224
  First Nationwide Trust, Series 1999-5..............................     NR         6.25% 02/27/29    1,500     1,441,035
  G-Wing, Ltd., Series 2001-WH1A(b)..................................   BBB(c)       4.74% 05/06/04      300       300,000
  Government National Mortgage Association, Series 2001-14(b)........     NR        2.546% 02/16/30      253       255,951
  Homeside Mortgage Securities Trust, Series 2001-1(b)...............    Aaa         2.58% 01/20/27      375       374,033
  Indymac Arm Trust, Series 2001-H2(b)...............................    Aaa        6.462% 01/25/31      474       475,628
  Mellon Residential Funding Corp., Series 1999-TBC2.................   AAA(c)       6.58% 07/25/29      410       418,817
  Mortgage Capital Funding, Inc., Series 1996-MC1....................   AAA(c)       7.90% 02/15/06      300       326,060
  Nomura Asset Securities Corp., Series 1995-MD3.....................   AAA(c)       8.17% 04/04/20       10        10,110
  PNC Mortgage Securities Corp., Series 2001-1.......................    Aaa         7.50% 02/25/31      158       163,288
  Residential Accredit Loans, Inc., Series 2000-QS7..................     NR         8.00% 06/25/30      522       532,033
  Residential Asset Securitization Trust, Series 1999-AB.............     NR        7.875% 01/25/30      807       834,261
  Washington Mutual Mortgage Securities Corp., Series 2001-3.........    Aaa         6.75% 05/25/31    1,086     1,111,338
  Washington Mutual, Inc., Series 1999-WM1...........................     NR         6.59% 10/19/39      586       588,522
                                                                                                              ------------
                                                                                                                 7,600,300
                                                                                                              ------------
CORPORATE BONDS -- 9.3%
Airlines -- 0.2%
  United Air Lines, Inc., Ser. A-4...................................     B1         9.21% 01/21/17      400       316,748
                                                                                                              ------------
Auto - Cars & Trucks -- 0.2%
  Ford Motor Co......................................................     A3         7.45% 07/16/31      250       229,383
                                                                                                              ------------
Financial Services -- 5.3%
  Bear Stearns & Co., Inc., M.T.N.(b)................................     A2        2.762% 05/24/04      300       299,550
  Ford Motor Credit Co.(b)...........................................     A2         4.20% 07/18/05    1,400     1,321,801
  Ford Motor Credit Co...............................................     A2         7.25% 10/25/11    2,000     1,946,252
  General Motors Acceptance Corp.(b).................................     A2         2.54% 08/04/03    1,000       982,465
  General Motors Acceptance Corp.(b).................................     A2         2.74% 07/21/04    1,000       966,394
  General Motors Acceptance Corp.....................................     A2        5.875% 01/22/03      300       306,669
  General Motors Acceptance Corp.....................................     A2         8.00% 11/01/31    1,000     1,011,690
  PEMEX Master Trust.................................................    Baa2        8.00% 11/15/11    1,000     1,007,500
                                                                                                              ------------
                                                                                                                 7,842,321
                                                                                                              ------------
Oil & Gas -- 0.3%
  Kerr-McGee Corp.(b)................................................    Baa2       2.653% 06/28/04      500       498,958
                                                                                                              ------------
Shipbuilding -- 0.3%
  Puerto Quetzal Power LLC...........................................     NR         6.47% 06/15/12      457       475,147
                                                                                                              ------------
Telecommunications -- 2.3%
  AT&T Corp..........................................................     A3         8.00% 11/15/31    3,000     3,138,330
  British Telecom PLC (United Kingdom)(b)............................    Baa1       4.445% 12/15/03      160       161,670
                                                                                                              ------------
                                                                                                                 3,300,000
                                                                                                              ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

December 31, 2001


                                                  Moody's                              Principal
                                                  Rating    Interest     Maturity       Amount      Value
                                                (Unaudited)   Rate         Date          (000)     (Note 2)
LONG-TERM BONDS (Continued)                     ----------- -------- ----------------- --------- ------------
Utility - Electric -- 0.7%
  Texas Utilities Electric Co..................     A3         8.25%     04/01/04       $ 1,000  $  1,074,390
                                                                                                 ------------
TOTAL CORPORATE BONDS
  (cost $13,662,788)..........................................................................     13,736,947
                                                                                                 ------------
FOREIGN GOVERNMENT BONDS -- 4.5%
  Federal Republic of Brazil (Brazil)..........     B1        5.437%     04/15/06            36        31,500
  Federal Republic of Brazil (Brazil)..........     B1        11.00%     08/17/40           500       374,350
  German Government Bonds (Germany)............    Aaa         6.25%     01/04/30         2,800     2,785,682
  German Government Bonds (Germany)............    Aaa         6.50%     07/04/27         1,270     1,289,014
  Republic of Panama (Panama)..................    Ba1         8.25%     04/22/08           300       297,750
  Republic of Panama (Panama)..................    Ba1        8.875%     09/30/27         1,000       921,233
  United Mexican States (Mexico)...............    Baa3        8.30%     08/15/31         1,000       980,000
                                                                                                 ------------
                                                                                                    6,679,529
                                                                                                 ------------
MUNICIPAL BONDS -- 0.7%
  Chicago, Ill., G.O., Proj. & Ref., Series A..    Aaa         5.00%     01/01/41           300       280,329
  Georgia St. Road & Thru-way Auth. Rev........    Aaa         5.00%     03/01/21           700       690,025
                                                                                                 ------------
                                                                                                      970,354
                                                                                                 ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 18.6%
  United States Treasury Bonds.................                5.50%     08/15/28         4,200     4,055,604
  United States Treasury Bonds.................                6.00%     02/15/26         1,000     1,028,910
  United States Treasury Bonds.................                6.25%     08/15/23           100       105,797
  United States Treasury Bonds.................               8.125%     08/15/19         4,700     5,934,502
  United States Treasury Bonds.................               8.125%     05/15/21           800     1,021,128
  United States Treasury Notes.................               3.375%     01/15/07         4,655     4,666,734
  United States Treasury Notes.................               3.625%     01/15/08         3,300     3,335,228
  United States Treasury Notes.................               5.625%     05/15/08         1,000     1,047,660
  United States Treasury Notes.................                6.50%     10/15/06         2,000     2,175,000
  United States Treasury Notes.................                7.00%     07/15/06         2,800     3,095,736
  United States Treasury Strips................                 Zero     05/15/18           200        75,098
  United States Treasury Strips................                 Zero     02/15/15         1,550       723,742
                                                                                                 ------------
                                                                                                   27,265,139
                                                                                                 ------------
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES -- 44.1%
  Federal Farm Credit Bank.....................                7.00%     09/01/15         3,500     3,777,935
  Federal Home Loan Bank.......................                6.50%     08/14/09         6,000     6,361,806
  Federal Home Loan Mortgage Corp..............                6.00% 03/15/17-09/15/25    2,705     1,726,348
  Federal Home Loan Mortgage Corp. (I/O).......                6.00% 03/15/17-09/15/25      969        63,914
  Federal Home Loan Mortgage Corp..............                6.50%     05/15/25           718       735,561
  Federal Home Loan Mortgage Corp..............                6.65%     07/15/22         1,300     1,350,778
  Federal National Mortgage Association(b).....                5.38%     05/01/36           368       373,805
  Federal National Mortgage Association TBA....                5.50% 01/17/17-01/01/32    4,000     3,899,700
  Federal National Mortgage Association........               5.937%     12/01/31           999     1,002,929
  Federal National Mortgage Association TBA....                6.00% 02/19/16-02/13/31   13,500    13,316,440
  Federal National Mortgage Association........                6.50%     06/01/31           310       289,741
  Federal National Mortgage Association TBA....                7.50% 01/17/17-01/14/32    6,000     6,251,280
  Government National Mortgage Association.....                5.50%     01/24/32         2,000     1,905,000
  Government National Mortgage Association.....                6.00% 01/15/29-07/15/29    1,139     1,120,390
  Government National Mortgage Association(b)..                6.38% 04/20/25-05/20/25      345       351,680
  Government National Mortgage Association(b)..                6.75% 08/20/24-08/20/27    1,298     1,332,227
  Government National Mortgage Association.....                7.00% 07/15/31-09/20/31    5,214     5,323,208
  Government National Mortgage Association.....                7.50% 02/15/29-01/24/32    4,219     4,364,409
  Government National Mortgage Association TBA.                7.50% 02/15/29-01/24/32    8,898     9,205,985
  Government National Mortgage Association.....                8.00% 12/15/30-04/15/31    1,855     1,942,165
  Government National Mortgage Association.....                9.00% 07/15/30-10/15/30      169       180,006
                                                                                                 ------------
                                                                                                   64,875,307
                                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $128,462,638).........................................................................    128,262,601
                                                                                                 ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

December 31, 2001


                                                    Moody's                            Principal
                                                    Rating       Interest   Maturity    Amount      Value
                                                  (Unaudited)      Rate       Date       (000)     (Note 2)
SHORT-TERM INVESTMENTS -- 37.1%                   -----------    --------   --------   --------- ------------
OTHER CORPORATE OBLIGATIONS -- 7.4%
 AT&T Corp.......................................     A3           3.075%   08/06/02    $   700  $    699,316
 AT&T Corp.......................................     A3           4.525%   08/06/02        500       500,000
 Commonwealth Edison Co.(b)......................    Baa1          3.091%   09/30/02        700       699,482
 Commonwealth Edison Co..........................     A3           7.375%   09/15/02        420       433,264
 Conoco, Inc.(b).................................    Baa1          3.201%   10/15/02      1,100     1,101,866
 DaimlerChrysler NA Holding Corp.................     A3           7.125%   03/01/02        200       201,150
 El Paso CGP Co..................................    Baa2          3.912%   03/06/02      1,100     1,100,225
 General Mills, Inc..............................    Baa1           2.71%   01/18/02      1,600     1,597,952
 General Mills, Inc..............................    Baa1           3.01%   01/22/02        900       898,420
 Kroger Co.(b)...................................    Baa3           2.77%   08/16/12        580       580,361
 Niagara Mohawk Power Corp.......................    Baa2          5.875%   09/01/02      1,000     1,018,460
 Sprint Capital Corp.............................    Baa1           3.48%   05/09/02        800       790,101
 Williams Cos, Inc.(b)...........................    Baa2          3.145%   07/31/02        300       300,251
 Williams Cos., Inc. (The).......................    Baa2           3.48%   04/17/02      1,000       989,753
                                                                                                 ------------
                                                                                                   10,910,601
                                                                                                 ------------
U.S. GOVERNMENT OBLIGATIONS -- 0.4%
 Federal Home Loan Mortgage Corp.(d).............                   2.28%   01/10/02         80        79,954
 United States Treasury Bill(d)..................                   1.69%   02/07/02        255       254,557
 United States Treasury Bill(d)..................                  1.705%   02/07/02         10         9,983
 United States Treasury Bill(d)..................                   1.83%   02/07/02         15        14,972
 United States Treasury Bill(d)..................                  2.076%   02/07/02         20        19,957
 United States Treasury Bill(d)..................                   2.31%   02/07/02        225       224,466
                                                                                                 ------------
                                                                                                      603,889
                                                                                                 ------------
REPURCHASE AGREEMENT -- 29.3%
 Joint Repurchase Agreement Account, (Note 5)....                  1.643%   01/02/02     43,000    43,000,000
                                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $54,504,249)............................................................................    54,514,490
                                                                                                 ------------
TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN AND INVESTMENT SOLD SHORT -- 124.4%
 (cost $182,966,887; Note 7)...................................................................   182,777,091
                                                                                                 ------------
                                                                                       Contracts
OUTSTANDING OPTIONS WRITTEN (a) -- (0.1%)                                              ---------
Call Options
 United States Treasury Notes Futures, expiring
   02/22/22 @ $112.00............................                                            12        (1,125)
                                                                                                 ------------
Put Options -- (0.1%)
 Eurodollar Futures, expiring 09/02/13 @ $96.50..                                            11        (6,187)
 Eurodollar Futures, expiring 06/14/02 @ $97.00..                                            11        (2,613)
 United States Treasury Bonds Futures, expiring
   02/22/02 @ $100.00............................                                             7        (8,531)
 United States Treasury Notes Futures, expiring
   02/22/02 @ $102.00............................                                            17        (8,234)
 United States Treasury Notes Futures, expiring
   02/22/02 @ $103.00............................                                            50       (35,938)
                                                                                                 ------------
                                                                                                      (61,503)
                                                                                                 ------------
TOTAL OUTSTANDING OPTIONS WRITTEN
 (premium received $67,303)....................................................................       (62,628)
                                                                                                 ------------

                                                                                       Principal
                                                                 Interest   Maturity    Amount
                                                                   Rate       Date       (000)
INVESTMENT SOLD SHORT -- (2.6%)                                  --------   --------   ---------
 United States Treasury Bonds
   (proceeds received $3,899,471)................                  5.375%   02/15/31      3,900    (3,843,333)
                                                                                                 ------------
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND INVESTMENT SOLD SHORT -- 121.7%.......  178,871,130
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(e)...................................................      142,691
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY
 CONTRACTS(f)...................................................................................      (31,641)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (21.7)%................................................  (32,007,807)
                                                                                                 ------------
NET ASSETS -- 100.0%............................................................................ $146,974,373
                                                                                                 ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

December 31, 2001



The following abbreviations are used in portfolio descriptions:

GO     General Obligation
I/O    Interest only
LLC    Limited Liability Company
M.T.N. Medium Term Note
NR     Not Rated by Moody's or Standard & Poor's
PLC    Public Limited Company (British Corporation)
TBA    Securities purchased on a forward commitment basis

(a)Non-income producing security.

(b)Rate shown reflects current rate on variable rate instrument.

(c)Standard & Poor's rating.

(d)Security segregated as collateral for futures contracts.

(e)Open futures contracts as of December 31, 2001 are as follows:


   Number of                              Expiration  Value at       Value at       Appreciation
   Contracts              Type               Date    Trade Date  December 31, 2001 (Depreciation)
--------------- ------------------------- ---------- ----------- ----------------- --------------
Long Positions:
      35        5 Yr U.S. Treasury Notes   Mar 02    $ 3,705,351    $ 3,703,984      $  (1,367)
      47        Eurodollar                 Dec 02     11,296,800     11,320,538         23,738
      57        10 Yr U.S. Treasury Notes  Mar 02      6,085,195      5,993,016        (92,179)
      41        U.S. Treasury Bonds        Mar 02      4,166,549      4,162,781         (3,768)
      47        Euro                       Mar 03     11,242,350     11,243,575          1,225
      47        Euro                       Jun 03     11,194,562     11,170,137        (24,425)
      47        Euro                       Sept 03    11,156,375     11,115,500        (40,875)
       6        LIBOR                      Sept 02     1,038,820      1,037,727         (1,093)
                                                                                     ---------
                                                                                     $(138,744)
                                                                                     =========

(f)Outstanding forward currency contracts as of December 31, 2001 are as follows:

                                                     Value at         Value at
Foreign CurrencyContract                          Settlement Date December 31, 2001 Depreciation
------------------------                          --------------- ----------------- ------------
Purchased:
 Euro expiring 1/11/02                              $2,469,204       $2,465,494       $ (3,710)
Sold:
 Euro expiring 1/11/02                               3,761,510        3,789,441        (27,931)
                                                                                      --------
                                                                                      $(31,641)
                                                                                      ========



                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

                 SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

December 31, 2001


        LONG-TERM INVESTMENTS -- 96.1%                        Value
                                                     Shares  (Note 2)
        COMMON STOCKS                                ------ -----------
        Advertising -- 2.9%
          Interpublic Group of Cos., Inc............ 11,300 $   333,802
          TMP Worldwide, Inc.(a).................... 13,800     592,020
                                                            -----------
                                                                925,822
                                                            -----------
        Aerospace/Defense -- 0.6%
          Northrop Grumman Corp.....................  1,900     191,539
                                                            -----------
        Apparel -- 0.5%
          Liz Claiborne, Inc........................  3,000     149,250
                                                            -----------
        Automobiles -- 0.5%
          AutoNation, Inc.(a)....................... 11,600     143,028
                                                            -----------
        Biotechnology -- 4.0%
          Aviron(a).................................  5,100     253,623
          Genentech, Inc.(a)........................  5,600     303,800
          Human Genome Sciences, Inc.(a)............  8,200     276,504
          Invitrogen Corp.(a).......................  4,700     291,071
          Protein Design Labs, Inc.(a)..............  4,300     141,040
                                                            -----------
                                                              1,266,038
                                                            -----------
        Broadcasting -- 7.7%
          Adelphia Communications Corp.
           (Class "A" Stock)(a)..................... 11,300     352,334
          Cablevision Systems Corp. - New York
           Group (Class "A" Stock)(a)...............  5,800     275,210
          Cablevision Systems Corp. - Rainbow Media
           Group(a)................................. 16,500     407,550
          Gemstar - TV Guide International, Inc.(a). 25,900     717,430
          USA Networks, Inc.(a)..................... 24,500     669,095
                                                            -----------
                                                              2,421,619
                                                            -----------
        Commercial Services -- 6.6%
          Accenture, Ltd. (Bermuda)
           (Class "A" Stock)(a)..................... 17,100     460,332
          ARAMARK Corp. (Class "B" Stock)(a)........  9,200     247,480
          Cendant Corp.(a).......................... 32,600     639,286
          Concord EFS, Inc.(a)...................... 14,800     485,144
          Quintiles Transnational, Corp.(a)......... 11,800     189,390
          Weight Watchers International, Inc.(a)....  1,600      54,112
                                                            -----------
                                                              2,075,744
                                                            -----------
        Computer Software & Services -- 16.0%
          Adobe Systems, Inc........................ 19,900     617,895
          Affiliated Computer Services, Inc.
           (Class "A" Stock)(a).....................  3,200     339,616
          Autodesk, Inc.............................  9,400     350,338
          Brocade Communications Systems, Inc.(a)     9,500     314,640
          Ceridian Corp.(a)......................... 17,900     335,625
          Compaq Computer Corp...................... 31,300     305,488
          DST Systems, Inc.(a)...................... 13,200     658,020
          Intuit, Inc.(a)........................... 13,500     577,530
          Lexmark International, Inc.(a)............  5,500     324,500
          NetScreen Technologies, Inc.(a)...........  2,300      50,899
          Parametric Technology Corp.(a)............ 37,500     292,875
          Rational Software Corp.(a)................ 17,100     333,450
          Synopsys, Inc.(a).........................  8,900     525,723
                                                            -----------
                                                              5,026,599
                                                            -----------

                                                             Value
         COMMON STOCKS                              Shares  (Note 2)
         (Continued)                                ------ -----------
         Education -- 2.7%
           Apollo Group, Inc. (Class "A" Stock)(a). 10,600 $   477,106
           Education Management Corp.(a)...........  9,800     355,250
                                                           -----------
                                                               832,356
                                                           -----------
         Electronics -- 1.8%
           Harman International Industries, Inc....  4,600     207,460
           Symbol Technologies, Inc................ 22,600     358,888
                                                           -----------
                                                               566,348
                                                           -----------
         Electronic Components -- 3.2%
           ARM Holdings PLC, ADR
            (United Kingdom)(a)....................  3,600      56,124
           LSI Logic Corp.(a)...................... 21,500     339,270
           Sanmina-SCI Corp.(a).................... 13,800     274,620
           Solectron Corp.(a)...................... 29,400     331,632
                                                           -----------
                                                             1,001,646
                                                           -----------
         Financial Services -- 5.2%
           Goldman Sachs Group, Inc................  4,300     398,825
           Investors Financial Services Corp.......  9,000     595,890
           Stilwell Financial, Inc................. 12,200     332,084
           USA Education, Inc......................  3,700     310,874
                                                           -----------
                                                             1,637,673
                                                           -----------
         Healthcare Management -- 6.4%
           Caremark Rx, Inc.(a).................... 23,300     380,023
           Express Scripts, Inc.(a)................ 17,900     837,004
           HEALTHSOUTH Corp.(a).................... 21,000     311,220
           McKesson Corp........................... 12,600     471,240
                                                           -----------
                                                             1,999,487
                                                           -----------
         Internet Content -- 4.0%
           Amazon.com, Inc.(a)..................... 10,600     114,692
           CheckFree Corp.(a)...................... 18,100     325,800
           eBay, Inc.(a)...........................  2,300     153,870
           VeriSign, Inc.(a)....................... 17,000     646,680
                                                           -----------
                                                             1,241,042
                                                           -----------
         Internet Software -- 1.2%
           Openwave Systems, Inc.(a)............... 20,600     201,674
           RealNetworks, Inc.(a)................... 28,900     171,666
                                                           -----------
                                                               373,340
                                                           -----------
         Leisure -- 1.2%
           Royal Caribbean Cruises, Ltd............ 22,800     369,360
                                                           -----------
         Measuring & Control Instrument -- 0.5%
           Thermo Electron Corp.(a)................  7,000     167,020
                                                           -----------
         Medical Equipment -- 1.1%
           Cytyc Corp.(a).......................... 12,800     334,080
                                                           -----------
         Oil & Gas Services -- 0.9%
           BJ Services Co.(a)......................  8,600     279,070
                                                           -----------
         Pharmaceuticals -- 11.1%
           Allergan, Inc...........................  5,500     412,775
           AmerisourceBergen Corp..................  8,700     552,885
           Andrx Group(a)..........................  7,200     506,952
           Barr Laboratories, Inc.(a)..............  2,000     158,720

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

December 31, 2001


                                                           Value
COMMON STOCKS                                     Shares  (Note 2)
(Continued)                                       ------ -----------
Pharmaceuticals (cont'd.)
 Biovail Corp. (Canada)(a).......................  5,700 $   320,625
 Forest Laboratories, Inc.(a)....................  3,400     278,630
 ICN Pharmaceuticals, Inc........................ 10,500     351,750
 ImClone Systems, Inc.(a)........................  1,100      51,106
 MedImmune, Inc.(a)..............................  5,500     254,925
 QLT, Inc. (Canada)(a)........................... 14,200     360,822
 Sepracor, Inc.(a)...............................  3,900     222,534
                                                         -----------
                                                           3,471,724
                                                         -----------
Retail -- 7.2%
 Barnes & Noble, Inc.(a)......................... 13,600     402,560
 Bed Bath & Beyond, Inc.(a)......................  7,700     261,030
 BJ's Wholesale Club, Inc.(a).................... 10,700     471,870
 Circuit City Stores-Circuit City Group.......... 13,300     345,135
 Dollar Tree Stores, Inc.(a)..................... 14,800     457,468
 Tiffany & Co.................................... 10,400     327,288
                                                         -----------
                                                           2,265,351
                                                         -----------
Semiconductors -- 7.9%
 Analog Devices, Inc.(a).........................  6,400     284,096
 Integrated Device Technology, Inc.(a)........... 25,700     683,363
 KLA-Tencor Corp.(a).............................  6,000     297,360
 Linear Technology Corp..........................  8,500     331,840
 Maxim Integrated Products, Inc.(a)..............  6,000     315,060
 Microsemi Corp.(a)..............................  5,200     154,440
 Novellus Systems, Inc.(a)....................... 10,500     414,225
                                                         -----------
                                                           2,480,384
                                                         -----------

                                                          Value
COMMON STOCKS                                  Shares    (Note 2)
(Continued)                                   --------- -----------
Telecommunications -- 2.9%
 Broadwing, Inc.(a).........................     32,100 $   304,950
 QUALCOMM, Inc.(a)..........................      3,100     156,550
 Western Wireless Corp. (Class "A" Stock)(a)     15,900     449,175
                                                        -----------
                                                            910,675
                                                        -----------
TOTAL LONG-TERM INVESTMENTS (cost $ 28,668,154)........  30,129,195
                                                        -----------
SHORT-TERM INVESTMENT -- 8.0%
Mutual Fund
 Prudential Core Investment Fund --
   Taxable Money Market Series (Note 4),
   (cost $2,505,054)......................... 2,505,054   2,505,054
                                                        -----------
TOTAL INVESTMENTS -- 104.1% (cost $31,173,208; Note 7).  32,634,249
LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.1)%........  (1,273,148)
                                                        -----------
NET ASSETS -- 100.0%................................... $31,361,101
                                                        ===========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
PLC Public Limited Company (British Limited Liability Company)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

                       SP SMALL/MID CAP VALUE PORTFOLIO

December 31, 2001


        LONG-TERM INVESTMENTS -- 94.8%                        Value
                                                     Shares  (Note 2)
        COMMON STOCKS                                ------ -----------
        Aerospace/Defense -- 0.1%
          Alliant Techsystems, Inc.(a)..............    350 $    27,020
                                                            -----------
        Agricultural Products & Services -- 0.8%
          Delta & Pine Land Co...................... 16,600     375,658
                                                            -----------
        Airlines -- 1.6%
          Alaska Air Group, Inc.(a).................  1,300      37,830
          AMR Corp.(a)..............................    800      17,736
          Atlantic Coast Airlines Holdings, Inc.(a).  8,100     188,649
          Northwest Airlines Corp.
           (Class "A" Stock)(a)..................... 25,100     394,070
          SkyWest, Inc..............................  4,700     119,615
                                                            -----------
                                                                757,900
                                                            -----------
        Apparel -- 0.3%
          OshKosh B'Gosh, Inc. (Class "A" Stock)....  2,800     117,432
          UniFirst Corp.............................  1,000      22,550
                                                            -----------
                                                                139,982
                                                            -----------
        Appliances & Home Furnishings -- 2.8%
          Ethan Allen Interiors, Inc................  1,600      66,544
          Furniture Brands International Inc.(a)....  9,000     288,180
          Leggett & Platt, Inc......................  6,600     151,800
          Maytag Corp...............................  1,100      34,133
          Mohawk Industries, Inc.(a)................  6,100     334,768
          York International Corp................... 11,300     430,869
                                                            -----------
                                                              1,306,294
                                                            -----------
        Autos - Cars & Trucks -- 0.9%
          American Axle & Manufacturing Holdings,
           Inc.(a)..................................  5,700     121,866
          Navistar International Corp...............  7,000     276,500
          Superior Industries International, Inc....    400      16,100
                                                            -----------
                                                                414,466
                                                            -----------
        Banks and Savings & Loans -- 10.1%
          Astoria Financial Corp....................  2,800      74,088
          Banknorth Group, Inc...................... 15,500     349,060
          City National Corp........................ 10,300     482,555
          Commercial Federal Corp...................  2,000      47,000
          First Virginia Banks, Inc.................  8,300     421,308
          Hibernia Corp. (Class "A" Stock).......... 20,000     355,800
          Hudson City Bancorp, Inc.................. 12,300     324,105
          Huntington Bancshares, Inc................ 15,800     271,602
          IndyMac Bancorp, Inc.(a).................. 10,100     236,138
          Investors Financial Services Corp.........  1,400      92,694
          Mercantile Bankshares Corp................ 18,700     804,848
          North Fork Bancorporation, Inc............ 12,100     387,079
          Pacific Century Financial Corp............ 15,400     398,706
          Popular, Inc..............................  2,900      84,332
          Silicon Valley Bancshares(a)..............  3,700      98,901
          TCF Financial Corp........................  2,800     134,344
          Washington Federal, Inc...................  6,520     168,086
          Webster Financial Corp....................  1,700      53,601
                                                            -----------
                                                              4,784,247
                                                            -----------
        Business Services -- 0.8%
          Manpower, Inc.............................  6,700     225,857
          Optimal Robotics Corp. (Canada)(a)........  4,000     141,800
                                                            -----------
                                                                367,657
                                                            -----------

                                                              Value
        COMMON STOCKS                                Shares  (Note 2)
        (Continued)                                  ------ -----------
        Chemicals -- 5.5%
          Arch Chemicals, Inc....................... 14,500 $   336,400
          Cytec Industries, Inc.(a).................  9,400     253,800
          Georgia Gulf Corp......................... 14,100     260,850
          IMC Global, Inc...........................  9,400     122,200
          Ionics, Inc.(a)...........................  5,300     159,159
          Lyondell Chemical Co...................... 47,800     684,974
          Millennium Chemicals, Inc................. 28,100     354,060
          Minerals Technologies, Inc................  1,100      51,304
          PolyOne Corp.............................. 16,300     159,740
          Solutia, Inc.............................. 16,700     234,134
                                                            -----------
                                                              2,616,621
                                                            -----------
        Commercial Services -- 1.7%
          Angelica Corp.............................  5,300      57,452
          Applera Corp.-Celera Genomics Group(a)....  4,500     120,105
          Arbitron, Inc.(a).........................    940      32,101
          Insurance Auto Auctions, Inc.(a).......... 15,700     227,807
          Viad Corp................................. 15,000     355,200
                                                            -----------
                                                                792,665
                                                            -----------
        Computer Software & Services -- 3.1%
          Avocent Corp.(a)..........................  3,400      82,450
          Ceridian Corp.(a).........................  1,100      20,625
          Hutchinson Technology, Inc.(a)............  3,700      85,914
          Inforte Corp.(a).......................... 11,300     157,861
          Networks Associates, Inc.(a)..............  2,100      54,285
          Numerical Technologies, Inc.(a)...........  6,000     211,200
          RadiSys Corp.(a)..........................  9,100     178,906
          SmartForce PLC, ADR (Ireland)(a)..........    700      17,325
          Sybase, Inc.(a)........................... 14,000     220,640
          The InterCept Group, Inc.(a)..............  5,700     233,130
          Vastera, Inc.(a)..........................  6,800     112,948
          Virage Logic Corp.(a).....................  4,700      90,381
                                                            -----------
                                                              1,465,665
                                                            -----------
        Construction -- 4.5%
          Clayton Homes, Inc........................ 10,200     174,420
          D.R. Horton, Inc..........................  3,700     120,102
          Elcor Corp................................  8,500     236,215
          Fleetwood Enterprises, Inc................  6,500      73,645
          Florida Rock Industries, Inc..............    500      18,290
          Fluor Corp................................  2,000      74,800
          KB HOME...................................  5,800     232,580
          Lafarge Corp..............................  5,800     217,906
          Lennar Corp...............................  3,200     149,824
          Martin Marietta Materials, Inc............  5,400     251,640
          Pulte Homes, Inc..........................    700      31,269
          Ryland Group, Inc.........................  3,300     241,560
          Standard Pacific Corp.....................  4,400     107,008
          Texas Industries, Inc.....................  6,200     228,780
                                                            -----------
                                                              2,158,039
                                                            -----------
        Consumer Products -- 2.0%
          Alberto-Culver Co. (Class "A" Stock)......  2,600     101,634
          Estee Lauder Cos., Inc. (Class "A" Stock).  2,400      76,944
          Pennzoil-Quaker State Co.................. 53,100     767,295
                                                            -----------
                                                                945,873
                                                            -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

December 31, 2001


                                                             Value
         COMMON STOCKS                              Shares  (Note 2)
         (Continued)                                ------ -----------
         Containers -- 0.4%
           Ball Corp...............................    900 $    63,630
           Bemis Co., Inc..........................  2,200     108,196
                                                           -----------
                                                               171,826
                                                           -----------
         Distribution/Wholesalers -- 0.6%
           BJ's Wholesale Club, Inc.(a)............  3,500     154,350
           Ingram Micro, Inc. (Class "A" Stock)(a).  3,000      51,960
           Tech Data Corp.(a)......................  1,700      73,576
                                                           -----------
                                                               279,886
                                                           -----------
         Diversified Manufacturing Operations -- 5.3%
           Black & Decker Corp.....................  4,900     184,877
           CUNO, Inc.(a)...........................    900      27,450
           Federal Signal Corp..................... 11,000     244,970
           General Cable Corp...................... 12,600     165,060
           Hillenbrand Industries, Inc.............  4,400     243,188
           Pentair, Inc............................  6,900     251,919
           Snap-on, Inc............................ 23,500     791,010
           SPS Technologies, Inc.(a)...............    600      20,952
           SPX Corp.(a)............................    700      95,830
           Terex Corp.(a)..........................  9,300     163,122
           Thermo Electron Corp.................... 13,100     312,566
                                                           -----------
                                                             2,500,944
                                                           -----------
         Drugs & Medical Supplies -- 2.6%
           Alkermes, Inc.(a).......................    900      23,724
           Cephalon, Inc.(a).......................  1,900     143,611
           CV Therapeutics, Inc.(a)................    200      10,404
           DENTSPLY International, Inc............. 10,500     527,100
           Exelixis, Inc.(a).......................  2,700      44,874
           InterMune, Inc.(a)......................  1,700      83,742
           Neurocrine Biosciences, Inc.(a).........  1,200      61,572
           Patterson Dental Co.(a).................  3,800     155,534
           STERIS Corp.(a).........................  9,700     177,219
           Viasys Healthcare, Inc.(a)..............  1,417      28,638
                                                           -----------
                                                             1,256,418
                                                           -----------
         Electronics -- 3.4%
           AMETEK, Inc............................. 15,500     494,295
           Arrow Electronics, Inc.(a)..............    800      23,920
           Artesyn Technologies, Inc.(a)...........  3,700      34,447
           Avnet, Inc..............................    600      15,282
           Hubbell, Inc. (Class "B" Stock)......... 15,600     458,328
           Integrated Silicon Solution, Inc.(a).... 10,300     126,072
           Millipore Corp..........................  3,900     236,730
           MIPS Technologies, Inc.
            (Class "A" Stock)(a)...................  2,000      17,280
           Polycom, Inc.(a)........................  3,500     119,245
           Tektronix, Inc.(a)......................  3,500      90,230
                                                           -----------
                                                             1,615,829
                                                           -----------
         Energy -- 2.1%
           Covanta Energy Corp.(a)................. 36,500     164,980
           Equitable Resources, Inc................ 11,700     398,619
           Kinder Morgan Management, LLC...........  5,958     225,808
           Kinder Morgan, Inc......................  1,400      77,966
           Sempra Energy...........................    800      19,640
           Westcoast Energy, Inc...................  4,200     111,006
                                                           -----------
                                                               998,019
                                                           -----------

                                                             Value
          COMMON STOCKS                             Shares  (Note 2)
          (Continued)                               ------ -----------
          Engineering -- 0.7%
            Jacobs Engineering Group, Inc.(a)......  2,000 $   132,000
            URS Corp.(a)...........................  7,100     194,611
                                                           -----------
                                                               326,611
                                                           -----------
          Environmental Services -- 0.2%
            Republic Services, Inc.(a).............  5,300     105,841
                                                           -----------
          Financial Services -- 3.7%
            Affiliated Managers Group, Inc.(a).....  2,100     148,008
            BlackRock, Inc.(a).....................  5,200     216,840
            Commerce Bancorp, Inc.................. 19,600     771,064
            LaBranche & Co., Inc.(a)...............  1,600      55,136
            Legg Mason, Inc........................  2,400     119,952
            Old Republic International Corp........  2,300      64,423
            Radian Group, Inc......................  4,600     197,570
            Waddell & Reed Financial, Inc.
             (Class "A" Stock).....................  5,800     186,760
                                                           -----------
                                                             1,759,753
                                                           -----------
          Food & Beverage -- 1.9%
            Corn Products International, Inc.......  5,100     179,775
            Dean Foods Co.(a)......................  2,916     198,871
            Horizon Organic Holding Corp.(a).......  2,900      47,908
            McCormick & Co., Inc................... 11,700     491,049
                                                           -----------
                                                               917,603
                                                           -----------
          Gold Mines
            Agnico - Eagle Mines, Ltd. (Canada)....  1,500      14,805
                                                           -----------
          Hospitals/Healthcare Management -- 1.0%
            AmeriPath, Inc.(a).....................  1,300      41,938
            Beverly Enterprises, Inc.(a)...........  4,100      35,260
            Community Health Care(a)...............  3,200      81,600
            First Health Group Corp.(a)............  2,400      59,376
            Manor Care, Inc.(a).................... 10,100     239,471
                                                           -----------
                                                               457,645
                                                           -----------
          Industrials -- 1.3%
            Kennametal, Inc........................ 11,300     455,051
            Milacron, Inc..........................  3,700      58,497
            Oshkosh Truck Corp.....................  2,500     121,875
                                                           -----------
                                                               635,423
                                                           -----------
          Insurance -- 2.4%
            Allmerica Financial Corp...............  2,700     120,285
            HCC Insurance Holdings, Inc............  9,500     261,725
            Markel Corp.(a)........................  1,300     233,545
            PMI Group, Inc.........................  1,000      67,010
            Protective Life Corp...................  3,100      89,683
            Reinsurance Group of America, Inc......    700      23,296
            UICI(a)................................ 12,300     166,050
            Vesta Insurance Group, Inc............. 20,900     167,200
                                                           -----------
                                                             1,128,794
                                                           -----------
          Leisure -- 1.2%
            Callaway Golf Co.......................  1,700      32,555
            Harrah's Entertainment, Inc.(a)........  8,200     303,482
            Mandalay Resort Group(a)...............  2,600      55,640
            Six Flags, Inc.(a).....................  6,000      92,280
            Take-Two Interactive Software, Inc.(a).  6,700     108,339
                                                           -----------
                                                               592,296
                                                           -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

December 31, 2001


                                                                 Value
      COMMON STOCKS                                     Shares  (Note 2)
      (Continued)                                       ------ -----------
      Machinery -- 0.8%
        Albany International Corp. (Class "A" Stock)...  2,300 $    49,910
        NACCO Industries, Inc. (Class "A" Stock).......  4,800     272,592
        Stewart & Stevenson Services, Inc..............  2,100      39,501
        Wabtec Corp....................................  2,400      29,520
                                                               -----------
                                                                   391,523
                                                               -----------
      Media -- 1.5%
        E.W. Scripps Co. (Class "A" Stock).............  3,300     217,800
        Fox Entertainment Group, Inc.
         (Class "A" Stock)(a)..........................  8,900     236,117
        Radio One, Inc. (Class "D" Stock)(a)........... 13,300     239,533
                                                               -----------
                                                                   693,450
                                                               -----------
      Mineral Resources -- 0.3%
        Phelps Dodge Corp..............................  4,000     129,600
                                                               -----------
      Office Equipment & Supplies -- 0.7%
        Steelcase, Inc. (Class "A" Stock).............. 23,500     345,920
                                                               -----------
      Oil & Gas -- 0.6%
        Nuevo Energy Co.(a)............................  6,500      97,500
        Varco International, Inc.(a)................... 12,700     190,246
                                                               -----------
                                                                   287,746
                                                               -----------
      Oil & Gas Services -- 2.1%
        Cal Dive International, Inc.(a)................  2,200      54,296
        Global Industries, Ltd.(a).....................  9,400      83,660
        Grant Prideco, Inc.(a).........................  1,000      11,500
        Input/Output, Inc.(a)..........................  3,800      31,198
        KeySpan Corp...................................  1,700      58,905
        National-Oilwell, Inc.(a)......................  9,300     191,673
        Newpark Resources, Inc.(a).....................  7,900      62,410
        Oceaneering International, Inc.(a).............  2,600      57,512
        Smith International, Inc.(a)...................  1,200      64,344
        Valero Energy Corp.............................  9,100     346,892
        W-H Energy Services, Inc.(a)...................  3,100      59,055
                                                               -----------
                                                                 1,021,445
                                                               -----------
      Paper & Forest Products -- 4.0%
        Aracruz Celulose SA, ADR (Brazil).............. 13,300     241,794
        Boise Cascade Corp.............................  2,900      98,629
        Bowater, Inc...................................  4,900     233,730
        Jefferspon Smurfit Group PLC, ADR (Ireland)....  9,200     207,000
        Louisiana-Pacific Corp......................... 13,200     111,408
        Mead Corp......................................  6,100     188,429
        Pope & Talbot, Inc.............................    700       9,975
        Potlatch Corp..................................  5,600     164,192
        Sappi, Ltd., ADR (South Africa)................ 12,600     129,150
        Temple-Inland, Inc.............................  4,500     255,285
        Westvaco Corp..................................  8,300     236,135
                                                               -----------
                                                                 1,875,727
                                                               -----------
      Printing & Publishing -- 0.1%
        Banta Corp.....................................  1,000      29,520
        Playboy Enterprises, Inc. (Class "A" Stock)(a).  1,400      23,646
                                                               -----------
                                                                    53,166
                                                               -----------
      Real Estate Investment Trust -- 9.8%
        Alexandria Real Estate Equities, Inc...........  1,600      65,760
        Apartment Investment & Management Co.
         (Class "A" Stock)............................. 14,000     640,220

                                                               Value
       COMMON STOCKS                                  Shares  (Note 2)
       (Continued)                                    ------ -----------
       Real Estate Investment Trust (cont'd.)
         Avalonbay Communities, Inc..................  4,200 $   198,702
         CBL & Associates Properties, Inc............  4,300     135,450
         CenterPoint Properties Corp.................  9,600     478,080
         Centex Corp.................................  4,000     228,360
         Crescent Real Estate Equities Co............ 10,400     188,344
         Duke-Weeks Realty Corp...................... 19,400     472,002
         Glenborough Realty Trust, Inc...............  7,500     145,500
         Home Properties of New York, Inc............ 21,900     692,040
         LNR Property Corp...........................  5,200     162,136
         Sun Communities, Inc........................ 16,100     599,725
         Taubman Centers, Inc........................  9,700     144,045
         Vornado Realty Trust........................ 11,600     482,560
                                                             -----------
                                                               4,632,924
                                                             -----------
       Restaurants -- 1.7%
         Applebee's International, Inc...............  4,100     140,220
         CEC Entertainment, Inc.(a)..................  3,800     164,882
         Jack in the Box, Inc.(a)....................  2,700      74,358
         Outback Steakhouse, Inc.(a).................  2,200      75,350
         Ruby Tuesday, Inc...........................  5,600     115,528
         Wendy's International, Inc..................  8,800     256,696
                                                             -----------
                                                                 827,034
                                                             -----------
       Retail -- 3.5%
         AnnTaylor Stores Corp.(a)...................    800      28,000
         Big Lots, Inc.(a)........................... 16,400     170,560
         Borders Group, Inc.(a)......................  2,100      41,664
         Circuit City Stores, Inc. - CarMax Group(a). 11,800     268,332
         Dillard's, Inc. (Class "A" Stock)...........  2,500      40,000
         Duane Reade, Inc.(a)........................  3,100      94,085
         Group 1 Automotive, Inc.(a).................  9,700     276,547
         Hot Topic, Inc.(a)..........................    200       6,278
         J. Jill Group, Inc.(a)......................  7,000     150,710
         Longs Drug Stores Corp......................  4,700     109,886
         O'Reilly Automotive, Inc.(a)................  1,200      43,764
         Pacific Sunwear of California, Inc.(a)......  5,100     104,142
         PC Connection, Inc.(a)......................  2,900      43,007
         Pier 1 Imports, Inc......................... 11,000     190,740
         Too, Inc.(a)................................  1,500      41,250
         Whole Foods Market, Inc.(a).................  1,200      52,272
                                                             -----------
                                                               1,661,237
                                                             -----------
       Semiconductors -- 0.6%
         Advanced Power Technology, Inc.(a)..........  4,800      55,680
         Axcelis Technologies, Inc.(a)...............  3,400      43,826
         Cypress Semiconductor Corp.(a)..............  1,400      27,902
         DuPont Photomasks, Inc.(a)..................  1,200      52,140
         Kulicke & Soffa Industries, Inc.(a).........  2,200      37,730
         Lattice Semiconductor Corp.(a)..............    800      16,456
         Oak Technology, Inc.(a).....................  3,800      52,250
                                                             -----------
                                                                 285,984
                                                             -----------
       Steel & Metals -- 0.9%
         Century Aluminum Co......................... 15,900     212,424
         Meridian Gold, Inc. (Canada)(a).............    900       9,297
         Ryerson Tull, Inc........................... 12,600     138,600
         USX-U. S. Steel Group.......................  3,200      57,952
                                                             -----------
                                                                 418,273
                                                             -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

December 31, 2001


                                                               Value
                                                      Shares  (Note 2)
COMMON STOCKS(Continued)                              ------ -----------
Telecommunications -- 2.0%
 Andrew Corp.(a)....................................   2,800 $    61,292
 Citizens Communications Co.(a).....................  24,500     261,170
 Enterasys Networks, Inc.(a)........................  24,800     219,480
 Metro One Telecommunications, Inc.(a)..............   4,300     130,075
 Proxim, Inc.(a)....................................   2,200      21,824
 SBA Communcations Corp.(a).........................   1,400      18,228
 Spectrasite Holdings, Inc.(a)......................   8,600      30,874
 TeleCorp PCS, Inc. (Class "A" Stock)(a)............   1,400      17,458
 Triton PCS Holdings, Inc.(a).......................   6,000     176,100
                                                             -----------
                                                                 936,501
                                                             -----------
Transportation -- 1.3%
 C.H. Robinson Worldwide, Inc.......................     600      17,349
 CNF, Inc...........................................   2,300      77,165
 Genesee & Wyoming, Inc. (Class "A" Stock)(a).......   8,000     261,200
 Landstar Systems, Inc.(a)..........................   1,500     108,765
 Ryder System, Inc..................................   2,000      44,300
 Swift Transportation Co., Inc.(a)..................   6,050     130,136
                                                             -----------
                                                                 638,915
                                                             -----------
Utility - Electric -- 3.9%
 DPL, Inc...........................................   5,500     132,440
 Energy East Corp...................................  11,400     216,486
 Entergy Corp.......................................   2,700     105,597
 FirstEnergy Corp...................................   5,700     199,386
 Niagara Mohawk Holdings, Inc.(a)...................   6,400     113,472
 NiSource, Inc......................................   4,400     101,464
 Northeast Utilities................................  14,200     250,346
 NSTAR..............................................   5,400     242,190
 SCANA Corp.........................................   9,400     261,602
 Wisconsin Energy Corp..............................  10,400     234,624
                                                             -----------
                                                               1,857,607
                                                             -----------
TOTAL LONG-TERM INVESTMENTS (cost $42,481,610)..............  44,970,832
                                                             -----------

                                                    Principal
                                                     Amount     Value
SHORT-TERM                                            (000)    (Note 2)
INVESTMENTS -- 11.1%                                --------- -----------
U.S. Government Securities -- 0.8%
 United States Treasury Bills,
   1.10%, 01/03/02(b)(c)..........................   $  375   $   374,954
                                                              -----------
Repurchase Agreement -- 10.3%
 Joint Repurchase Agreement Account (Note 5),
   1.64%, 01/02/02................................    4,918     4,918,000
                                                              -----------
TOTAL SHORT-TERM INVESTMENTS (cost $5,292,954)...............   5,292,954
                                                              -----------
TOTAL INVESTMENTS -- 105.9% (cost $47,774,564; Note 7).......  50,263,786
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(d)................     (16,975)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (5.9)%..............  (2,797,189)
                                                              -----------
NET ASSETS -- 100.0%......................................... $47,449,622
                                                              ===========

The following abbreviations are used in portfolio descriptions:

ADR American Depository
LLC Limited Liability Company (British Corporation)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonima (Spanish Corporation) or Societe
    Anonyme (French Corporation)

(a)Non-income producing security.

(b)Rate quoted represents yield-to-maturity as of purchase date.

(c)Security, or portion thereof, segregated as collateral for futures contracts.

(d)Open futures contracts as of December 31, 2001 are as follows:

                             Value at   Value at
Number of         Expiration  Trade   December 31,  Appreciation
Contracts  Type      Date      Date       2001     (Depreciation)
--------- ------- ---------- -------- ------------ --------------
Long Positions:
    3     S&P       Mar 02   $862,918   $861,900      $(1,018)
          500
          Index
    4     Russell   Mar 02    950,599    978,600       28,001
          2000
          Index
                                                      -------
                                                      $26,983
                                                      =======

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

                SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

December 31, 2001


            LONG-TERM INVESTMENTS -- 94.7%                 Value
                                                  Shares  (Note 2)
            COMMON STOCKS                         ------ ----------
            Airlines -- 1.0%
              UAL Corp...........................  7,200 $   97,200
                                                         ----------
            Computer Software & Services -- 4.5%
              Electronic Data Systems Corp.......  1,700    116,535
              Microsoft Corp.(a).................  4,800    318,000
                                                         ----------
                                                            434,535
                                                         ----------
            Diversified Manufacturing Operations -- 4.7%
              General Electric Co................  5,200    208,416
              Tyco International Ltd.............  4,200    247,380
                                                         ----------
                                                            455,796
                                                         ----------
            Drugs & Medical Supplies -- 10.1%
              Cardinal Health, Inc...............  1,700    109,922
              Genentech, Inc.(a).................  4,800    260,400
              Johnson & Johnson..................  6,500    384,150
              MedImmune, Inc.(a).................  4,800    222,480
                                                         ----------
                                                            976,952
                                                         ----------
            Electronic Components -- 2.9%
              Intel Corp.........................  8,900    279,905
                                                         ----------
            Financial Services -- 15.2%
              Bank One Corp......................  7,300    285,065
              Citigroup, Inc.....................  8,700    439,176
              Federal Home Loan Mortgage Corp....  2,600    170,040
              Goldman Sachs Group, Inc...........    800     74,200
              Household International, Inc.......  3,700    214,378
              MBNA Corp..........................  8,100    285,120
                                                         ----------
                                                          1,467,979
                                                         ----------
            Food & Beverage -- 2.2%
              PepsiCo, Inc.......................  4,300    209,367
                                                         ----------
            Health Care Services -- 4.4%
              UnitedHealth Group, Inc............  6,000    424,620
                                                         ----------
            Insurance -- 2.6%
              American International Group, Inc..  3,200    254,080
                                                         ----------
            Media -- 6.0%
              AOL Time Warner, Inc.(a)...........  4,500    144,450
              Viacom, Inc. (Class "B" Stock)(a)..  9,800    432,670
                                                         ----------
                                                            577,120
                                                         ----------
            Oil & Gas -- 2.6%
              BJ Services Co.(a).................  7,600    246,620
                                                         ----------
            Pharmaceuticals -- 6.9%
              Pfizer, Inc........................ 16,700    665,495
                                                         ----------
            Retail -- 16.0%
              Best Buy Co., Inc.(a)..............  2,400    178,752
              Home Depot, Inc....................  5,600    285,656
              Kohl's Corp.(a).................... 10,200    718,488
              Tiffany & Co.......................  6,800    213,996
              Walgreen Co........................  4,200    141,372
                                                         ----------
                                                          1,538,264
                                                         ----------

                                                                Value
      COMMON STOCKS                                  Shares    (Note 2)
      (Continued)                                   --------- ----------
      Technology -- 9.1%
        Dell Computer Corp.(a).....................   10,800  $  293,544
        International Business Machines Corp.......    2,500     302,400
        Texas Instruments, Inc.....................   10,000     280,000
                                                              ----------
                                                                 875,944
                                                              ----------
      Telecommunications -- 6.5%
        AT&T Wireless Services, Inc.(a)............   14,700     211,239
        Nokia Oyj, ADR (Finland)...................    7,400     181,522
        Vodafone Group PLC, ADR
         (United Kingdom)..........................    9,100     233,688
                                                              ----------
                                                                 626,449
                                                              ----------
      TOTAL LONG-TERM INVESTMENTS
        (cost $9,026,728)....................................  9,130,326
                                                              ----------

                                                    Principal
                                                     Amount
                                                      (000)
                                                    ---------
      SHORT-TERM INVESTMENTS -- 8.5%
      Repurchase Agreement -- 3.9%
        Joint Repurchase Agreement Account,
         1.64%, 01/02/02 (Note 5).................. $    380     380,000
                                                              ----------
                                                     Shares
                                                    ---------
      Mutual Funds -- 4.6%
        Prudential Core Investment Fund -- Taxable
         Money Market Series (Note 4)..............  438,497     438,497
                                                              ----------
      TOTAL SHORT-TERM INVESTMENTS
        (cost $818,497)......................................    818,497
                                                              ----------
      TOTAL INVESTMENTS -- 103.2%
        (cost $9,845,225; Note 7)............................  9,948,823
      LIABILITIES IN EXCESS OF OTHER
       ASSETS -- (3.2)%......................................   (308,910)
                                                              ----------
      NET ASSETS -- 100.0%................................... $9,639,913
                                                              ==========

The following abbreviations are used in portfolio descriptions:

                ADR American Depository Receipt
                Oyj Julkinen Osakeyhtio (Finnish Company)
                PLC Public Limited Company (British Corporation)

(a)Non-Income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

                             STOCK INDEX PORTFOLIO

December 31, 2001



           LONG-TERM INVESTMENTS -- 97.7%                  Value
                                               Shares     (Note 2)
           COMMON STOCKS                       ------- --------------
           Advertising -- 0.2%
             Omnicom Group, Inc.(b)...........  59,600 $    5,325,260
             TMP Worldwide, Inc.(a)(b)........  28,000      1,201,200
                                                       --------------
                                                            6,526,460
                                                       --------------
           Aerospace -- 1.2%
             Boeing Co........................ 273,336     10,599,970
             General Dynamics Corp............  63,800      5,081,032
             Lockheed Martin Corp............. 137,498      6,417,032
             Northrop Grumman Corp.(b)........  29,200      2,943,652
             Raytheon Co...................... 115,618      3,754,116
             Rockwell Collins, Inc............  59,300      1,156,350
             Rockwell International Corp......  59,300      1,059,098
             United Technologies Corp.(b)..... 150,000      9,694,500
                                                       --------------
                                                           40,705,750
                                                       --------------
           Airlines -- 0.2%
             AMR Corp.(a).....................  48,200      1,068,594
             Delta Airlines, Inc..............  39,000      1,141,140
             Southwest Airlines Co............ 243,337      4,496,868
             US Airways Group, Inc.(a)(b).....  25,100        159,134
                                                       --------------
                                                            6,865,736
                                                       --------------
           Apparel -- 0.2%
             Jones Apparel Group, Inc.(a).....  28,000        928,760
             Nike, Inc. (Class "B" Shares)(b).  86,600      4,870,384
             Reebok International, Ltd.(a)....  19,000        503,500
                                                       --------------
                                                            6,302,644
                                                       --------------
           Autos - Cars & Trucks -- 1.0%
             Cummins Engine Co., Inc.(b)......  14,400        554,976
             Dana Corp........................  48,794        677,261
             Delphi Automotive Systems Corp... 179,044      2,445,741
             Ford Motor Co.................... 580,345      9,123,023
             General Motors Corp.(b).......... 174,800      8,495,280
             Genuine Parts Co.................  55,925      2,052,448
             Harley-Davidson, Inc.(b).........  94,700      5,143,157
             Johnson Controls, Inc............  27,900      2,252,925
             Navistar International Corp.(b)..  18,900        746,550
             PACCAR, Inc......................  22,860      1,500,073
             TRW, Inc.(b).....................  38,900      1,440,856
             Visteon Corp.....................  42,964        646,179
                                                       --------------
                                                           35,078,469
                                                       --------------
           Banks and Savings & Loans -- 5.1%
             AmSouth Bancorporation(b)........ 113,500      2,145,150
             Bank of New York Co., Inc........ 235,900      9,624,720
             Bank One Corp.................... 368,145     14,376,062
             BankAmerica Corp................. 502,544     31,635,145
             Capital One Financial Corp.......  66,500      3,587,675
             Charter One Financial, Inc.......  62,070      1,685,201
             Comerica, Inc....................  54,250      3,108,525
             Fifth Third Bancorp(b)........... 180,649     11,124,366
             Golden West Financial Corp.......  50,100      2,948,385
             Huntington Bancshares, Inc.......  85,775      1,474,472
             KeyCorp.......................... 140,400      3,417,336
             Mellon Financial Corp............ 150,000      5,643,000
             National City Corp............... 194,000      5,672,560
             Northern Trust Corp..............  69,700      4,197,334
             PNC Bank Corp....................  93,000      5,226,600

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Banks and Savings & Loans (cont'd.)
           Providian Financial Corp...........    96,200 $      341,510
           SouthTrust Corp....................   109,800      2,708,766
           State Street Corp..................   102,000      5,329,500
           Suntrust Banks, Inc................    93,500      5,862,450
           U.S. Bancorp(b)....................   609,881     12,764,809
           Union Planters Corp................    40,800      1,841,304
           Wachovia Corp......................   446,878     14,014,094
           Wells Fargo & Co...................   546,460     23,743,687
           Zions Bancorporation...............    24,000      1,261,920
                                                         --------------
                                                            173,734,571
                                                         --------------
         Chemicals -- 1.1%
           Air Products & Chemicals, Inc......    73,800      3,461,958
           Dow Chemical Co....................   287,761      9,720,567
           Du Pont (E.I.) de Nemours & Co.....   332,191     14,121,439
           Eastman Chemical Co................    22,400        874,048
           Engelhard Corp.....................    40,875      1,131,420
           FMC Corp...........................     8,800        523,600
           Great Lakes Chemical Corp..........    13,500        327,780
           Hercules, Inc......................    37,400        374,000
           Praxair, Inc.......................    48,600      2,685,150
           Rohm & Haas Co.(b).................    72,600      2,514,138
           Sigma-Aldrich Corp.................    21,200        835,492
                                                         --------------
                                                             36,569,592
                                                         --------------
         Commercial Services -- 0.5%
           Cendant Corp.(a)(b)................   285,618      5,600,969
           Cintas Corp........................    50,300      2,414,400
           Concord EFS, Inc.(a)(b)............   148,000      4,851,440
           Convergys Corp.(a)(b)..............    51,900      1,945,731
           Deluxe Corp........................    23,800        989,604
           Fiserv, Inc.(a)....................    53,100      2,247,192
           Quintiles Transnational Corp.(a)...    36,000        578,880
                                                         --------------
                                                             18,628,216
                                                         --------------
         Computers -- 3.7%
           Apple Computer, Inc.(a)............   110,900      2,428,710
           Citrix Systems, Inc.(a)(b).........    60,800      1,377,728
           Compaq Computer Corp...............   545,469      5,323,778
           Comverse Technology, Inc.(a).......    52,000      1,163,240
           Dell Computer Corp.(a)(b)..........   821,600     22,331,088
           Hewlett-Packard Co.(b).............   616,300     12,658,802
           International Business Machines
            Corp..............................   548,600     66,358,656
           Sun Microsystems, Inc.(a).......... 1,038,100     12,768,630
                                                         --------------
                                                            124,410,632
                                                         --------------
         Computer Services -- 7.9%
           Adobe Systems, Inc.................    75,900      2,356,695
           Autodesk, Inc......................    19,800        737,946
           Automatic Data Processing, Inc.....   199,500     11,750,550
           Avaya, Inc.(a)(b)..................    89,908      1,092,382
           BMC Software, Inc.(a)..............    82,600      1,352,162
           Cisco Systems, Inc.(a)(b).......... 2,317,100     41,962,681
           Computer Associates International,
            Inc...............................   187,043      6,451,113
           Computer Sciences Corp.(a)(b)......    53,900      2,640,022
           Compuware Corp.(a).................   118,600      1,398,294
           EMC Corp...........................   704,074      9,462,755

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

December 31, 2001


                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Computer Services (cont'd.)
          First Data Corp......................   126,800 $    9,947,460
          Gateway, Inc.(a).....................   106,800        858,672
          Intuit, Inc.(a)......................    59,300      2,535,668
          Lexmark International, Inc.(a)(b)....    37,814      2,231,026
          Mercury Interactive Corp.(a).........    25,000        849,500
          Micron Technology, Inc.(a)(b)........   188,600      5,846,600
          Microsoft Corp.(a)(b)................ 1,705,600    113,030,112
          NCR Corp.(a).........................    31,300      1,153,718
          Network Appliance, Inc.(a)(b)........   104,400      2,283,228
          Novell, Inc.(a)......................   126,100        578,799
          NVIDIA Corp.(a)......................    40,000      2,676,000
          Oracle Corp.(a)...................... 1,779,120     24,569,647
          Palm, Inc.(a)........................   192,857        748,285
          Parametric Technology Corp.(a).......    97,000        757,570
          Peoplesoft, Inc.(a)..................    96,000      3,859,200
          Sapient Corp.(a).....................    37,400        288,728
          Siebel Systems, Inc.(a)..............   146,200      4,090,676
          Symbol Technologies, Inc.............    73,400      1,165,592
          Unisys Corp.(a)......................   102,000      1,279,080
          VERITAS Software Corp.(a)............   131,259      5,884,341
          Yahoo!, Inc.(a)(b)...................   186,400      3,306,736
                                                          --------------
                                                             267,145,238
                                                          --------------
        Construction -- 0.1%
          Centex Corp.(b)......................    19,600      1,118,964
          Fluor Corp...........................    23,500        878,900
          KB HOME(b)...........................    16,166        648,257
          Pulte Corp...........................    14,500        647,715
          Vulcan Materials Co..................    32,000      1,534,080
                                                          --------------
                                                               4,827,916
                                                          --------------
        Consumer Products
          Tupperware Corp......................    22,300        429,275
                                                          --------------
        Containers -- 0.1%
          Ball Corp............................     8,900        629,230
          Bemis Co., Inc.(b)...................    18,100        890,158
          Pactiv Corp.(a)......................    49,900        885,725
                                                          --------------
                                                               2,405,113
                                                          --------------
        Cosmetics & Soaps -- 1.8%
          Alberto-Culver Co. (Class "B" Stock).    19,100        854,534
          Avon Products, Inc.(b)...............    75,900      3,529,350
          Clorox Co............................    75,500      2,986,025
          Colgate-Palmolive Co.(b).............   178,500     10,308,375
          Gillette Co..........................   335,200     11,195,680
          International Flavors & Fragrances,
           Inc.................................    32,400        962,604
          Procter & Gamble Co..................   409,204     32,380,313
                                                          --------------
                                                              62,216,881
                                                          --------------
        Diversified Consumer Products -- 1.0%
          Eastman Kodak Co.....................    91,300      2,686,959
          Philip Morris Cos., Inc..............   695,600     31,893,260
                                                          --------------
                                                              34,580,219
                                                          --------------
        Diversified Manufacturing Operations -- 3.7%
          General Electric Co.................. 3,148,800    126,203,904
                                                          --------------

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Diversified Office Equipment -- 0.2%
           Avery Dennison Corp................    35,000 $    1,978,550
           Pitney Bowes, Inc..................    75,700      2,847,077
           Xerox Corp.(b).....................   225,792      2,352,753
                                                         --------------
                                                              7,178,380
                                                         --------------
         Diversified Operations -- 0.1%
           Corning, Inc.(b)...................   307,000      2,738,440
                                                         --------------
         Drugs & Medical Supplies -- 12.0%
           Abbott Laboratories................   490,600     27,350,950
           Allergan, Inc......................    41,000      3,077,050
           American Home Products Corp........   415,100     25,470,536
           AmerisourceBergen Corp.(b).........    27,000      1,715,850
           Bard, (C.R.), Inc..................    17,000      1,096,500
           Bausch & Lomb, Inc.................    20,100        756,966
           Baxter International, Inc..........   186,300      9,991,269
           Becton Dickinson & Co..............    79,900      2,648,685
           Biogen, Inc.(a)....................    48,700      2,792,945
           Biomet, Inc........................    86,925      2,685,983
           Boston Scientific Corp.(a).........   132,300      3,191,076
           Bristol-Myers Squibb Co............   618,560     31,546,560
           Cardinal Health, Inc...............   142,875      9,238,298
           Genzyme Corp.(a)(b)................    60,000      3,591,600
           Guidant Corp.(a)...................    95,600      4,760,880
           Immunex Corp.(a)...................   158,000      4,378,180
           Johnson & Johnson..................   964,271     56,988,416
           King Pharmaceuticals, Inc.(a)......    72,533      3,055,815
           Lilly (Eli) & Co.(b)...............   356,200     27,975,948
           Medtronic, Inc.(b).................   383,600     19,644,156
           Merck & Co., Inc...................   726,200     42,700,560
           Pfizer, Inc........................ 2,000,850     79,733,873
           Pharmacia Corp.....................   410,556     17,510,213
           Schering-Plough Corp...............   465,700     16,676,717
           St. Jude Medical, Inc.(a)..........    28,300      2,197,495
           Stryker Corp.......................    61,800      3,607,266
           Watson Pharmaceuticals, Inc.(a)....    35,000      1,098,650
           Zimmer Holdings, Inc.(a)...........    63,986      1,954,132
                                                         --------------
                                                            407,436,569
                                                         --------------
         Electrical Services -- 0.2%
           American Power Conversion(a).......    57,700        834,342
           Power-One, Inc.(a).................    20,000        208,200
           TXU Corp.(b).......................    81,206      3,828,863
           Xcel Energy, Inc.(b)...............   108,495      3,009,651
                                                         --------------
                                                              7,881,056
                                                         --------------
         Electronics -- 5.1%
           Advanced Micro Devices,
            Inc.(a)(b)........................   108,200      1,716,052
           Altera Corp.(a)....................   127,200      2,699,184
           Analog Devices, Inc.(a)............   112,300      4,984,997
           Applied Materials, Inc.(a).........   259,600     10,409,960
           Applied Micro Circuits Corp.(a)(b).    97,000      1,098,040
           Broadcom Corp.(a)(b)...............    77,200      3,163,656
           Conexant Systems, Inc.(a)..........    72,000      1,033,920
           Electronic Data Systems Corp.(b)...   149,000     10,213,950

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B55

December 31, 2001


                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                            --------- --------------
        Electronics (cont'd.)
          Emerson Electric Co.(b).............   138,300 $    7,896,930
          Intel Corp.......................... 2,135,900     67,174,055
          Jabil Circuit, Inc.(a)(b)...........    54,000      1,226,880
          JDS Uniphase Corp.(a)(b)............   430,100      3,754,773
          KLA-Tencor Corp.(a)(b)..............    61,600      3,052,896
          Linear Technology Corp..............   101,700      3,970,368
          LSI Logic Corp.(a)..................   110,800      1,748,424
          Maxim Integrated Products, Inc.(a)..   101,600      5,335,016
          Molex, Inc..........................    64,200      1,986,990
          National Semiconductor Corp.(a).....    56,800      1,748,872
          Novellus Systems, Inc.(a)(b)........    41,100      1,621,395
          Perkin Elmer, Inc.(b)...............    36,000      1,260,720
          Pinnacle West Capital Corp..........    29,000      1,213,650
          PMC-Sierra, Inc.(a).................    38,000        807,880
          PPL Corp............................    50,000      1,742,500
          QLogic Corp.(a).....................    25,000      1,112,750
          RadioShack Corp.(b).................    58,360      1,756,636
          Sanmina Corp.(a)(b).................   145,600      2,897,440
          Solectron Corp.(a)(b)...............   228,000      2,571,840
          Tektronix, Inc.(a)..................    35,000        902,300
          Teradyne, Inc.(a)(b)................    57,000      1,717,980
          Texas Instruments, Inc..............   550,000     15,400,000
          Thomas & Betts Corp.................    23,800        503,370
          Vitesse Semiconductor Corp.(a)......    54,000        671,220
          Xilinx, Inc.(a).....................   109,000      4,256,450
                                                         --------------
                                                            171,651,094
                                                         --------------
        Financial Services -- 8.1%
          Ambac Financial Group, Inc..........    30,000      1,735,800
          American Express Co.................   418,000     14,918,420
          Bear, Stearns Cos., Inc.............    30,810      1,806,698
          Citigroup, Inc...................... 1,620,676     81,811,725
          Countrywide Credit Industries, Inc..    40,800      1,671,576
          Equifax, Inc.(b)....................    48,300      1,166,445
          Federal Home Loan Mortgage Corp.....   220,600     14,427,240
          Federal National
           Mortgage Association...............   316,700     25,177,650
          FleetBoston Financial Corp..........   344,366     12,569,359
          Franklin Resources, Inc.............    81,400      2,870,978
          H&R Block, Inc......................    61,400      2,744,580
          Household International, Inc.(b)....   148,658      8,613,245
          J.P. Morgan Chase & Co..............   628,166     22,833,834
          Lehman Brothers Holdings, Inc.(b)...    76,300      5,096,840
          MBNA Corp...........................   269,968      9,502,874
          Merrill Lynch & Co., Inc............   266,900     13,910,828
          Moody's Corp........................    51,860      2,067,140
          Morgan Stanley Dean Witter & Co.....   351,110     19,641,093
          Paychex, Inc........................   117,550      4,118,952
          Regions Financial Corp..............    75,300      2,262,012
          Schwab (Charles) Corp...............   446,900      6,913,543
          Stilwell Financial, Inc.............    72,800      1,981,616
          Synovus Financial Corp..............    97,500      2,442,375
          T. Rowe Price Group, Inc.(b)........    36,000      1,250,280
          USA Education, Inc..................    52,500      4,411,050
          Washington Mutual, Inc.(b)..........   282,622      9,241,739
                                                         --------------
                                                            275,187,892
                                                         --------------

                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                             ------- --------------
         Food & Beverage -- 4.0%
           Adolph Coors Co......................  12,800 $      683,520
           Anheuser-Busch Cos., Inc.(b)......... 282,500     12,771,825
           Archer-Daniels-Midland Co............ 218,038      3,128,845
           Brown-Forman Corp. (Class "B" Stock).  21,800      1,364,680
           Campbell Soup Co..................... 127,400      3,805,438
           Coca-Cola Co.(b)..................... 790,000     37,248,500
           Coca-Cola Enterprises, Inc.(b)....... 143,000      2,708,420
           ConAgra, Inc.(b)..................... 168,600      4,007,622
           General Mills, Inc.(b)............... 107,200      5,575,472
           Heinz (H.J.) & Co.................... 109,250      4,492,360
           Hershey Foods Corp...................  41,600      2,816,320
           Kellogg Co........................... 131,800      3,967,180
           PepsiCo, Inc......................... 558,140     27,175,837
           Sara Lee Corp........................ 248,700      5,528,601
           Sysco Corp........................... 215,600      5,653,032
           The Pepsi Bottling Group, Inc.(b)....  78,000      1,833,000
           Unilever NV, ADR (Netherlands)....... 183,232     10,555,996
           Wrigley (William) Jr. Co.............  74,100      3,806,517
                                                         --------------
                                                            137,123,165
                                                         --------------
         Forest Products -- 0.5%
           Boise Cascade Corp...................  19,886        676,323
           Georgia-Pacific Corp.(b).............  73,139      2,019,368
           International Paper Co.(b)........... 152,067      6,135,903
           Louisiana-Pacific Corp...............  38,900        328,316
           Mead Corp............................  31,400        969,946
           Temple-Inland, Inc...................  16,000        907,680
           Westvaco Corp........................  33,700        958,765
           Weyerhaeuser Co......................  65,000      3,515,200
           Willamette Industries, Inc...........  35,900      1,871,108
                                                         --------------
                                                             17,382,609
                                                         --------------
         Gas Pipelines -- 0.2%
           Cinergy Corp.(b).....................  52,839      1,766,408
           Peoples Energy Corp..................  11,400        432,402
           Sempra Energy........................  66,054      1,621,626
           Williams Cos., Inc................... 157,100      4,009,192
                                                         --------------
                                                              7,829,628
                                                         --------------
         Hospitals/Healthcare Management -- 2.1%
           Aetna, Inc...........................  49,312      1,626,803
           Agilent Technologies, Inc.(a)........ 143,613      4,094,407
           Amgen, Inc.(a)....................... 333,300     18,811,452
           Applera Corp.-Applied Biosystems
            Group...............................  70,100      2,752,827
           Chiron Corp.(a)......................  62,000      2,718,080
           Columbia/HCA Healthcare Corp......... 170,998      6,590,263
           Forest Laboratories, Inc.(a)(b)......  55,000      4,507,250
           Health Management Associates, Inc.
            (Class "A" Stock)(a)................  60,000      1,104,000
           HEALTHSOUTH Corp.(a)................. 133,500      1,978,470
           Humana, Inc.(a)......................  58,100        684,999
           IMS Health, Inc......................  98,820      1,927,978
           Manor Care, Inc.(a)..................  32,050        759,905
           Mckesson HBOC, Inc...................  93,507      3,497,162
           MedImmune, Inc.(a)(b)................  70,100      3,249,135

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B56

December 31, 2001


                                                              Value
       COMMON STOCKS                              Shares     (Note 2)
       (Continued)                                ------- --------------
       Hospitals/Healthcare Management (cont'd.)
         Tenet Healthcare Corp.(a)............... 103,500 $    6,077,520
         UnitedHealth Group, Inc.................  99,500      7,041,615
         Wellpoint Health Networks, Inc.(a)(b)...  19,600      2,290,260
                                                          --------------
                                                              69,712,126
                                                          --------------
       Household Products & Personal Care -- 0.3%
         Kimberly-Clark Corp..................... 169,488     10,135,382
         Leggett & Platt, Inc....................  64,000      1,472,000
                                                          --------------
                                                              11,607,382
                                                          --------------
       Housing Related -- 0.3%
         Masco Corp.(b).......................... 150,000      3,675,000
         Maytag Corp.............................  26,400        819,192
         Newell Rubbermaid, Inc.(b)..............  84,949      2,342,044
         Stanley Works...........................  25,800      1,201,506
         Whirlpool Corp.(b)......................  19,300      1,415,269
                                                          --------------
                                                               9,453,011
                                                          --------------
       Human Resources
         Robert Half International, Inc.(a)(b)...  52,300      1,396,410
                                                          --------------
       Insurance -- 4.3%
         AFLAC, Inc.............................. 168,400      4,135,904
         Allstate Corp........................... 226,488      7,632,646
         American International Group, Inc....... 829,987     65,900,968
         Aon Corp.(b)............................  87,125      3,094,680
         Chubb Corp..............................  55,100      3,801,900
         CIGNA Corp..............................  48,400      4,484,260
         Cincinnati Financial Corp...............  48,700      1,857,905
         Conseco, Inc.(a)(b)..................... 110,259        491,755
         Hartford Financial Services Group, Inc..  77,200      4,850,476
         Jefferson-Pilot Corp.(b)................  47,818      2,212,539
         John Hancock Financial Services, Inc....  92,000      3,799,600
         Lincoln National Corp...................  58,600      2,846,202
         Lowes Corp..............................  64,600      3,577,548
         Marsh & McLennan Cos., Inc..............  87,900      9,444,855
         MBIA, Inc...............................  46,950      2,517,928
         MetLife, Inc.(b)........................ 236,500      7,492,320
         MGIC Investment Corp....................  35,800      2,209,576
         Progressive Corp........................  22,600      3,374,180
         SAFECO Corp.............................  41,000      1,277,150
         St. Paul Cos., Inc......................  68,110      2,994,797
         Torchmark Corp..........................  41,800      1,643,994
         UnumProvident Corp......................  79,456      2,106,378
         XL Capital, Ltd. (Class "A" Stock)        39,000      3,563,040
                                                          --------------
                                                             145,310,601
                                                          --------------
       Leisure -- 0.8%
         Brunswick Corp..........................  33,400        726,784
         Carnival Corp. (Class "A" Stock)........ 184,400      5,177,952
         Disney (Walt) Co........................ 658,001     13,633,781
         Harrah's Entertainment, Inc.(a).........  38,750      1,434,137
         Hilton Hotels Corp...................... 104,800      1,144,416
         Marriott International, Inc.
          (Class "A" Stock)......................  74,000      3,008,100
         Sabre Group Holdings, Inc.
          (Class "A" Stock)(a)...................  42,419      1,796,445
         Starwood Hotels & Resorts Worldwide,
          Inc....................................  62,600      1,868,610
                                                          --------------
                                                              28,790,225
                                                          --------------

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Machinery -- 0.6%
           Caterpillar, Inc.(b)...............   107,800 $    5,632,550
           Cooper Industries, Inc.............    30,000      1,047,600
           Deere & Co.(b).....................    72,100      3,147,886
           Dover Corp.(b).....................    65,200      2,416,964
           Eaton Corp.........................    19,100      1,421,231
           Ingersoll-Rand Co..................    51,850      2,167,848
           Parker Hannifin Corp.(b)...........    36,425      1,672,272
           Snap-on, Inc.......................    22,800        767,448
           Thermo Electron Corp...............    57,000      1,360,020
                                                         --------------
                                                             19,633,819
                                                         --------------
         Media -- 3.4%
           AOL Time Warner, Inc.(a)........... 1,404,420     45,081,882
           Clear Channel
            Communications, Inc.(a)...........   184,500      9,392,895
           Comcast Corp.
            (Special Class "A")(a)(b).........   303,800     10,936,800
           Dow Jones & Co., Inc.(b)...........    28,800      1,576,224
           Gannett Co., Inc.(b)...............    83,700      5,627,151
           Interpublic Group of Cos., Inc.(b).   109,100      3,222,814
           Knight-Ridder, Inc.................    22,700      1,473,911
           McGraw Hill, Inc...................    61,300      3,738,074
           Meredith Corp......................    17,800        634,570
           New York Times Co. (The)
            (Class "A" Stock)(b)..............    50,500      2,184,125
           R.R. Donnelley & Sons, Co..........    40,200      1,193,538
           Tribune Co.(b).....................    95,200      3,563,336
           Univision Communications, Inc.
            (Class "A" Stock)(a)(b)...........    61,000      2,468,060
           Viacom, Inc. (Class "B" Stock)(a)..   566,036     24,990,489
                                                         --------------
                                                            116,083,869
                                                         --------------
         Metals - Ferrous -- 0.1%
           Allegheny Technologies, Inc........    28,940        484,745
           Nucor Corp.........................    25,400      1,345,184
           USX-U.S. Steel Group, Inc.(b)......    31,540        571,189
           Worthington Industries, Inc........    24,000        340,800
                                                         --------------
                                                              2,741,918
                                                         --------------
         Metals - Non Ferrous -- 0.4%
           Alcan Aluminum, Ltd................    99,750      3,584,017
           Alcoa, Inc.........................   274,776      9,768,287
           INCO, Ltd.(a)......................    62,200      1,053,668
                                                         --------------
                                                             14,405,972
                                                         --------------
         Mineral Resources -- 0.1%
           Burlington Resources, Inc..........    68,917      2,587,144
           Phelps Dodge Corp..................    25,528        827,107
                                                         --------------
                                                              3,414,251
                                                         --------------
         Miscellaneous - Basic Industry -- 2.3%
           AES Corp.(a)(b)....................   171,700      2,807,295
           BB&T Corp.(b)......................   135,100      4,878,461
           Crane Co...........................    21,625        554,465
           Danaher Corp.(b)...................    43,800      2,641,578
           Ecolab, Inc........................    42,000      1,690,500
           Fortune Brands, Inc................    50,700      2,007,213
           Honeywell, Inc.....................   255,950      8,656,229
           Illinois Tool Works, Inc...........    94,800      6,419,856
           International Game Technology(a)...    20,000      1,366,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B57

December 31, 2001


                                                            Value
          COMMON STOCKS                        Shares      (Note 2)
          (Continued)                         --------- --------------
          Miscellaneous - Basic Industry (cont'd.)
            ITT Industries, Inc..............    28,500 $    1,439,250
            Millipore Corp...................    16,200        983,340
            Pall Corp.(b)....................    44,000      1,058,640
            PPG Industries, Inc.(b)..........    54,800      2,834,256
            Sealed Air Corp.(a)..............    27,810      1,135,204
            Textron, Inc.....................    46,700      1,936,182
            Tyco International, Ltd.(b)......   624,743     36,797,363
            W.W. Grainger, Inc...............    27,500      1,320,000
                                                        --------------
                                                            78,525,832
                                                        --------------
          Miscellaneous - Consumer Growth/Stable -- 0.5%
            AmericanGreetingsCorp.
             (Class "A" Stock)...............    24,800        341,744
            Black & Decker Corp..............    25,800        973,434
            Minnesota Mining & Manufacturing
             Co. (3M)........................   125,600     14,847,176
                                                        --------------
                                                            16,162,354
                                                        --------------
          Oil & Gas -- 5.4%
            Amerada Hess Corp................    28,100      1,756,250
            Anadarko Petroleum Corp..........    80,563      4,580,006
            Ashland Oil, Inc.................    23,100      1,064,448
            ChevronTexaco Corp.(b)...........   337,561     30,248,841
            El Paso Corp.....................   162,511      7,249,616
            EOG Resources, Inc.(b)...........    35,000      1,368,850
            Exxon Mobil Corp................. 2,175,870     85,511,691
            Kerr-McGee Corp..................    31,926      1,749,545
            Nabors Industries, Inc.(a)(b)....    47,900      1,644,407
            NICOR, Inc.......................    16,200        674,568
            Phillips Petroleum Co............   120,100      7,237,226
            Royal Dutch Petroleum Co. ADR
             (Netherlands)...................   680,900     33,377,718
            Sunoco, Inc.(b)..................    29,200      1,090,328
            Unocal Corp......................    73,300      2,643,931
            USX-Marathon Corp................    95,100      2,853,000
                                                        --------------
                                                           183,050,425
                                                        --------------
          Oil & Gas Exploration & Production -- 0.3%
            Conoco, Inc......................   199,957      5,658,783
            Devon Energy Corp.(b)............    40,000      1,546,000
            Occidental Petroleum Corp........   116,700      3,096,051
                                                        --------------
                                                            10,300,834
                                                        --------------
          Oil & Gas Services -- 0.8%
            Apache Corp.(b)..................    46,310      2,309,943
            Baker Hughes, Inc.(b)............   107,730      3,928,913
            Halliburton Co...................   140,600      1,841,860
            Kinder Morgan, Inc...............    34,800      1,938,012
            McDermott International, Inc.(a).    20,700        253,989
            Noble Drilling Corp.(a)(b).......    40,600      1,382,024
            PG&E Corp........................   117,500      2,260,700
            Rowan Cos., Inc.(a)..............    28,700        555,919
            Schlumberger, Ltd................   182,000     10,000,900
            Transocean Sedco Forex, Inc.(b)..    99,433      3,362,824
                                                        --------------
                                                            27,835,084
                                                        --------------

                                                            Value
         COMMON STOCKS                          Shares     (Note 2)
         (Continued)                            ------- --------------
         Precious Metals -- 0.2%
           Barrick Gold Corp.(b)............... 172,961 $    2,758,728
           Freeport-McMoRan Copper & Gold,
            Inc. (Class "B" Stock)(a)(b).......  51,200        685,568
           Newmont Mining Corp.(b).............  61,503      1,175,322
           Placer Dome, Inc.................... 104,000      1,134,640
                                                        --------------
                                                             5,754,258
                                                        --------------
         Railroads -- 0.4%
           Burlington Northern Sante Fe Corp... 121,426      3,464,284
           CSX Corp.(b)........................  68,512      2,401,345
           Norfolk Southern Corp............... 128,300      2,351,739
           Union Pacific Corp..................  78,100      4,451,700
                                                        --------------
                                                            12,669,068
                                                        --------------
         Real Estate Investment Trust -- 0.2%
           Equity Office Properties Trust...... 117,000      3,519,360
           Equity Residential Properties Trust.  71,000      2,038,410
                                                        --------------
                                                             5,557,770
                                                        --------------
         Restaurants -- 0.5%
           Darden Restaurants, Inc.............  33,500      1,185,900
           McDonald's Corp..................... 411,100     10,881,817
           Tricon Global Restaurants, Inc.(a)..  48,050      2,364,060
           Wendy's International, Inc.(b)......  37,800      1,102,626
                                                        --------------
                                                            15,534,403
                                                        --------------
         Retail -- 7.1%
           Albertson's, Inc.(b)................ 129,944      4,091,937
           AutoZone, Inc.(a)(b)................  34,000      2,441,200
           Bed Bath & Beyond, Inc.(a)..........  88,600      3,003,540
           Best Buy Co., Inc.(a)...............  65,000      4,841,200
           Big Lots, Inc.(a)...................  40,200        418,080
           Circuit City Stores, Inc............  70,200      1,821,690
           Costco Wholesale Corp.(a)(b)........ 141,332      6,272,314
           CVS Corp............................ 123,500      3,655,600
           Dillard's, Inc. (Class "A" Stock)...  32,750        524,000
           Dollar General Corp................. 109,803      1,636,065
           Family Dollar Stores, Inc...........  45,000      1,349,100
           Federated Department Stores,
            Inc.(a)(b).........................  65,100      2,662,590
           Home Depot, Inc..................... 742,319     37,865,692
           J.C. Penney Co., Inc.(b)............  86,500      2,326,850
           Kmart Corp.(a)(b)(e)................ 169,400        924,924
           Kohl's Corp.(a)(b).................. 105,000      7,396,200
           Kroger Co.(a)....................... 258,100      5,386,547
           Liz Claiborne, Inc.(b)..............  15,900        791,025
           Lowe's Companies, Inc.(b)........... 241,900     11,226,579
           May Department Stores Co............  96,800      3,579,664
           Nordstrom, Inc.(b)..................  46,300        936,649
           Office Depot, Inc.(a)...............  96,000      1,779,840
           Safeway, Inc.(a)(b)................. 161,700      6,750,975
           Sears, Roebuck & Co.(b)............. 104,100      4,959,324
           Sherwin-Williams Co.(b).............  53,800      1,479,500
           Staples, Inc.(a)(b)................. 146,200      2,733,940
           Starbucks Corp.(a)(b)............... 112,400      2,141,220
           Supervalu, Inc......................  46,800      1,035,216

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B58

December 31, 2001


                                                            Value
       COMMON STOCKS                           Shares      (Note 2)
       (Continued)                            --------- --------------
       Retail (cont'd.)
         Target Corp.........................   283,368 $   11,632,256
         The Gap, Inc........................   273,787      3,816,591
         The Limited, Inc....................   136,496      2,009,221
         Tiffany & Co.(b)....................    43,300      1,362,651
         TJX Cos., Inc.(b)...................    87,900      3,503,694
         Toys 'R' Us, Inc.(a)(b).............    61,250      1,270,325
         Wal-Mart Stores, Inc................ 1,416,600     81,525,330
         Walgreen Co.........................   323,900     10,902,474
         Winn-Dixie Stores, Inc.(b)..........    48,900        696,825
                                                        --------------
                                                           240,750,828
                                                        --------------
       Rubber -- 0.1%
         B.F. Goodrich Co....................    31,800        846,516
         Cooper Tire & Rubber Co.............    28,800        459,648
         Goodyear Tire & Rubber Co...........    49,200      1,171,452
                                                        --------------
                                                             2,477,616
                                                        --------------
       Telecommunications -- 6.6%
         ADC Telecommunications, Inc.(a).....   262,400      1,207,040
         Alltel Corp.........................   100,600      6,210,038
         Andrew Corp.(a).....................    29,112        637,262
         AT&T Corp........................... 1,094,667     19,857,259
         AT&T Wireless Services, Inc.(a).....   803,643     11,548,350
         BellSouth Corp......................   595,100     22,703,065
         CenturyTel, Inc.....................    43,100      1,413,680
         CIENA Corp.(a)(b)...................    83,000      1,187,730
         Citizens Communications Co.(a)(b)...    68,000        724,880
         Lucent Technologies, Inc.(b)........ 1,100,105      6,919,660
         Motorola, Inc.......................   703,395     10,564,993
         Nextel Communications, Inc.
          (Class "A" Stock)(a)(b)............   252,600      2,768,496
         Nortel Networks Corp.(b)............ 1,026,280      7,697,100
         QUALCOMM, Inc.(a)...................   242,600     12,251,300
         Qwest Communications International,
          Inc................................   533,947      7,544,671
         SBC Communications, Inc............. 1,066,574     41,777,704
         Scientific-Atlanta, Inc.............    52,800      1,264,032
         Sprint Corp.(a).....................   285,200      5,726,816
         Sprint Corp. (PCS Group)(b).........   298,200      7,279,062
         Tellabs, Inc.(b)....................   138,000      2,074,140
         Verizon Communications..............   856,838     40,665,532
         WorldCom, Inc.......................   926,078     13,039,178
                                                        --------------
                                                           225,061,988
                                                        --------------
       Textiles
         VF Corp.............................    37,036      1,444,774
                                                        --------------
       Tobacco -- 0.1%
         UST, Inc.(b)........................    54,100      1,893,500
                                                        --------------
       Toy Manufacturer -- 0.1%
         Hasbro, Inc.(b).....................    61,150        992,465
         Mattel, Inc.........................   131,481      2,261,473
                                                        --------------
                                                             3,253,938
                                                        --------------
       Trucking & Shipping -- 0.2%
         Federal Express Corp.(a)............   100,840      5,231,579
         Ryder System, Inc...................    20,600        456,290
                                                        --------------
                                                             5,687,869
                                                        --------------

                                                             Value
        COMMON STOCKS                            Shares     (Note 2)
        (Continued)                              ------- --------------
        Utilities - Electric & Gas -- 0.4%
          Dynegy, Inc. (Class "A" Stock)........ 102,900 $    2,623,950
          Exelon Corp........................... 102,775      4,920,867
          KeySpan Corp..........................  43,400      1,503,810
          NiSource, Inc.........................  61,300      1,413,578
          Progress Energy, Inc..................  69,214      3,116,706
          Progress Energy, Inc. (CVO)...........  36,000              0
                                                         --------------
                                                             13,578,911
                                                         --------------
        Utilities - Electric -- 1.7%
          Allegheny Energy, Inc.................  34,400      1,245,968
          Ameren Corp.(b).......................  40,900      1,730,070
          American Electric Power Co., Inc.(b).. 102,640      4,467,919
          Calpine Corp.(a)(b)...................  95,000      1,595,050
          CMS Energy Corp.(b)...................  43,100      1,035,693
          Consolidated Edison, Inc.(b)..........  66,600      2,687,976
          Constellation Energy Group............  53,550      1,421,753
          Dominion Resources, Inc.(b)...........  80,442      4,834,564
          DTE Energy Co.........................  48,700      2,042,478
          Duke Energy Co.(b).................... 248,962      9,774,248
          Edison International.................. 113,800      1,718,380
          Entergy Corp..........................  68,000      2,659,480
          FirstEnergy Corp......................  97,236      3,401,315
          FPL Group, Inc........................  54,700      3,085,080
          Mirant Corp.(a)....................... 110,030      1,762,681
          Niagara Mohawk Holdings, Inc.(a)......  52,700        934,371
          Public Service Enterprise Group, Inc..  68,800      2,902,672
          Reliant Energy, Inc...................  99,210      2,631,049
          Southern Co.(b)....................... 218,000      5,526,300
          TECO Energy, Inc.(b)..................  30,000        787,200
                                                         --------------
                                                             56,244,247
                                                         --------------
        Waste Management -- 0.2%
          Allied Waste Industries, Inc.(a)......  68,000        956,080
          Waste Management, Inc................. 202,530      6,462,732
                                                         --------------
                                                              7,418,812
                                                         --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $ 2,368,680,076).........................  3,316,791,544
                                                         --------------

                                     Moody's   Principal
          SHORT-TERM                 Rating     Amount
          INVESTMENTS --           (Unaudited)   (000)
          16.4%                    ----------- ---------

          Commercial Paper -- 3.6%
            American Electric Power,
             3.00%, 01/22/02(c)...    Baa1      $30,330     30,276,922
            General Motors Acceptance
             Corp.,
             2.55%, 02/25/02(c)...     A3        32,979     32,850,519
            Phillips Petroleum Co.,
             2.55%, 01/28/02(c)...     A2        17,531     17,497,472
            Sears Roebuck
             Acceptance Corp.,
             2.75%, 02/07/02(c)...     A3         6,000      5,983,042
             2.55%, 02/08/02(c)...     A3        15,000     14,959,625

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B59

December 31, 2001


                                  Moody's    Principal
       SHORT-TERM                 Rating      Amount         Value
       INVESTMENTS              (Unaudited)    (000)        (Note 2)
       (Continued)              ----------- ------------ --------------
       Commercial Paper (cont'd.)
         Sprint Capital Corp.,
          2.69%, 02/08/02(c)...    Baa1     $     20,000 $   19,943,211
                                                         --------------
                                                            121,510,791
                                                         --------------
       U.S. Government Obligations -- 0.2%
         United States Treasury Bills,
          1.67%, 03/14/02(d)...                    4,700      4,684,302
                                                         --------------

                                              Shares
                                            ------------
       Mutual Fund -- 12.6%
         Prudential Core Investment Fund -
           Taxable Money Market Series
          (Note 4)(c)....................    428,513,064    428,513,064
                                                         --------------
       TOTAL SHORT-TERM INVESTMENTS
        (cost $554,708,157).............................    554,708,157
                                                         --------------
       TOTAL INVESTMENTS -- 114.1%
        (cost $2,923,388,233; Note 7)...................  3,871,499,701
       VARIATION MARGIN ON OPEN FUTURES
        CONTRACTS (f)...................................       (618,625)
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (14.1)%...............................   (476,791,781)
                                                         --------------
       NET ASSETS -- 100.0%............................. $3,394,089,295
                                                         ==============

The following abbreviations are used in portfolio descriptions:

                 ADR American Depository Receipt
                 CVO Contingent Value Obligation
                 NV  Naamloze Vennootschap (Dutch Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $453,214,641; cash collateral $473,923,763 was received with which the portfolio purchased securities.

(c)Represents all or a portion of security purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Subsequent to December 31, 2001, the issuer declared bankruptcy.

(f)Open futures contracts as of December 31, 2001 are as follows:

 Number of               Expiration  Value at       Value at
 Contracts     Type         Date    Trade Date  December 31, 2001 Appreciation
 ---------     ----      ---------- ----------  ----------------- ------------
 Long Positions:
 245                                                                $666,530
           S&P 500 Index   Mar 02   $69,721,970    $70,388,500      ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B60

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to twenty-four Portfolios: Global Portfolio, Money Market Portfolio, Prudential Jennison Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Growth and Income Portfolio, SP Alliance Large Cap Growth Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid-Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid-Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio and Stock Index Portfolio.

       The Portfolios of the Series Fund have the following investment objectives:

       Global Portfolio: Long-term growth of capital by investing primarily in common stock and common stock equivalents of U.S. and foreign companies.

       Money Market Portfolio: Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in high quality short-term money market securities issued by the U.S government and its agencies that generally mature in 13 months or less.

       Prudential Jennison Portfolio: Long-term growth of capital by investing primarily in common stocks of established companies that the Portfolio manager believes offer above-average growth prospects.

       SP Aggressive Growth Asset Allocation Portfolio: Capital appreciation by investing primarily in large cap equity portfolios, international portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP AIM Aggressive Growth Portfolio: Long-term growth of capital by investing primarily in the common stock of companies whose earnings the Portfolio's managers expect to grow more than 15% per year.

       SP AIM Growth and Income Portfolio: Growth of capital with a secondary objective of current income by investing primarily in securities of established companies that have long-term above-average growth in earnings and dividends and growth companies that have the potential for above-average growth in earnings and dividends.

       SP Alliance Large Cap Growth Portfolio: Growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in equity securities of U.S. companies.

       SP Alliance Technology Portfolio: Growth of capital by investing primarily in securities of companies that use technology extensively in the development of new or improved products and processes.

       SP Balanced Asset Allocation Portfolio: Provide balance between current income and growth of capital by investing in fixed income portfolios, large cap equity portfolios, small/mid cap equity portfolios, and international equity Portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP Conservative Asset Allocation Portfolio: Provide current income with low to moderate capital appreciation by investing in fixed income portfolios, large cap equity portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP Davis Value Portfolio: Capital growth through investments primarily in common stock of U.S. companies with market capitalization of at least $5 billion.

       SP Deutsche International Equity Portfolio: Long-term capital appreciation by investing primarily in the stocks and other equity securities of companies in developed countries outside the United States.

                                      C1

       SP Growth Asset Allocation Portfolio: Provide long-term growth of capital with consideration also given to current income by investing in large-cap equity portfolios, fixed income portfolios, international equity portfolios and small/mid-cap equity Portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP INVESCO Small Company Growth Portfolio: Long-term capital growth by investing mostly in small-capitalization companies with market capitalizations under $2 billion.

       SP Jennison International Growth Portfolio: Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

       SP Large Cap Value Portfolio: Long-term growth of capital by investing primarily in common stocks of companies with large market capitalization (over $1 billion).

       SP MFS Capital Opportunities Portfolio: Capital appreciation by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

       SP MFS Mid-Cap Growth Portfolio: Long-term growth of capital by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

       SP PIMCO High Yield Portfolio: Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of high yield securities rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by Pacific Investment Management Company ("PIMCO") to be of comparable quality.

       SP PIMCO Total Return Portfolio: Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of fixed income instruments of varying maturities.

       SP Prudential U.S. Emerging Growth Portfolio: Long-term capital appreciation by investing primarily in equity securities of small and medium-sized U.S. companies with the potential for above-average growth.

       SP Small/Mid-Cap Value Portfolio: Long-term growth of capital by investing primarily in common stocks of companies with small to medium market capitalization.

       SP Strategic Partners Focused Growth Portfolio: Long-term capital growth by investing primarily in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

       Stock Index Portfolio: Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

       The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligation may be affected by economic or political developments in a specific industry, region or country.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Securities listed on an exchange or NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation, or if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments LLC ("PI"), formerly known as Prudential Investments Fund Management LLC, under the direction of the Series Fund's Board of Directors.

                                      C2

       The Money Market Portfolio uses amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       The SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio at December 31, 2001 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i)market value of investment securities, other assets and liabilities--at the closing daily rates of exchange.

      (ii)purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

       At December 31, 2001, the Global Portfolio had 46,644,297 Euro on deposit with a single financial institution.

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain
       (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for

                                      C3
       its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or a loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

       The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

       Securities Lending: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. The Portfolio may bear the risk of delay in recovery of, or even loss of right in, the securities loaned should the borrower of the securities fail financially. The Portfolio receives compensation, net of any rebate, for lending its securities in the form of interest on the securities loaned, and any gain (loss) in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. For the year ended December 31, 2001, PSI has been compensated by the following amounts:

             Global Portfolio............................ $212,920
             Prudential Jennison Portfolio...............   14,784
             Stock Index Portfolio.......................  562,771
                                                          --------
                                                          $790,475
                                                          ========

       Swaps: Certain portfolios of the Series Fund may enter into interest rate and total return swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a

                                      C4
       security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level. The only expense charged to SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio and SP Growth Asset Allocation Portfolio is a management fee. All other expenses attributable to these portfolios are borne by PI, the Portfolios' investment advisor (See note 3).

       For Portfolios with multiple classes of shares, net investment income
       (loss), other than administration and distribution fees, and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

       Taxes: For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is each Portfolio's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Deferred Offering Expenses: Certain costs incurred in connection with the initial offering of shares of certain Portfolios of the Series Fund were approximately $130,000. These costs were deferred and amortized over a 12 month period from the date the respective Portfolios commenced investment operations.

Note 3: Agreements

       The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. ("PIM"), formerly known as The Prudential Investment Corporation, Jennison Associates LLC ("Jennison"), AIM Capital Management, Inc. ("AIM"), Alliance Capital Management, LP ("Alliance"), Davis Selected Advisers, LP ("Davis"), Deutsche Asset Management, Inc. ("Deutsche"), INVESCO Funds Group, Inc. ("INVESCO"), Fidelity Management & Research Company ("Fidelity"), Massachusetts Financial Services Company ("MFS"), and Pacific Investment Management Company LLC ("PIMCO"), (collectively, the "Subadvisers"), under which each provides investment advisory services to certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

                                      C5

       The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets.

                            Portfolio                    Management Fee
                            ---------                    --------------
         Global Portfolio...............................      0.75%
         Money Market Portfolio.........................      0.40
         Prudential Jennison Portfolio..................      0.60
         SP Aggressive Growth Asset Allocation Portfolio      0.05
         SP AIM Aggressive Growth Portfolio.............      0.95
         SP AIM Growth and Income Portfolio.............      0.85
         SP Alliance Large Cap Growth Portfolio.........      0.90
         SP Alliance Technology Portfolio...............      1.15
         SP Balanced Asset Allocation Portfolio.........      0.05
         SP Conservative Asset Allocation Portfolio.....      0.05
         SP Davis Value Portfolio.......................      0.75
         SP Deutsche International Equity Portfolio.....      0.90
         SP Growth Asset Allocation Portfolio...........      0.05
         SP INVESCO Small Company Growth Portfolio......      0.95
         SP Jennison International Growth Portfolio.....      0.85
         SP Large Cap Value Portfolio...................      0.80
         SP MFS Capital Opportunities Portfolio.........      0.75
         SP MFS Mid-Cap Growth Portfolio................      0.80
         SP PIMCO High Yield Portfolio..................      0.60
         SP PIMCO Total Return Portfolio................      0.60
         SP Prudential U.S. Emerging Growth Portfolio...      0.60
         SP Small/Mid-Cap Value Portfolio...............      0.90
         SP Strategic Partners Focused Growth Portfolio.      0.90
         Stock Index Portfolio..........................      0.35

       The Subadvisers provide investment advisory services to the Portfolios as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

                            Portfolio                    Subadviser(s)
                            ---------                    -------------
          Global Portfolio..............................   Jennison
          Money Market Portfolio........................   PIM
          Prudential Jennison Portfolio.................   Jennison
          SP AIM Aggressive Growth Portfolio............   AIM
          SP AIM Growth and Income......................   AIM
          SP Alliance Large Cap Growth Portfolio........   Alliance
          SP Alliance Technology Portfolio..............   Alliance
          SP Davis Value Portfolio......................   Davis
          SP Deutsche International Equity Portfolio....   Deutsche
          SP INVESCO Small Company Growth Portfolio.....   INVESCO
          SP Jennison International Growth Portfolio....   Jennison
          SP Large Cap Value Portfolio..................   Fidelity
          SP MFS Capital Opportunities Portfolio........   MFS
          SP MFS Mid-Cap Growth Portfolio...............   MFS
          SP PIMCO High Yield Portfolio.................   PIMCO
          SP PIMCO Total Return Portfolio...............   PIMCO
          SP Prudential U.S. Emerging Growth Portfolio..   Jennison
          SP Small/Mid-Cap Value Portfolio..............   Fidelity
          SP Strategic Partners Focused Growth Portfolio   Alliance,
                                                           Jennison
          Stock Index Portfolio.........................   PIM

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

                                      C6

       The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

       PI has agreed to reimburse each Portfolio (other than the Global, SP Aggressive Growth Asset Allocation, SP Balanced Asset Allocation, SP Conservative Asset Allocation and SP Growth Asset Allocation Portfolios), the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds the percentage stated below of the Portfolio's average daily net assets.

                                                     Class I      Class II
                     Portfolio                    Expense limit Expense limit
                     ---------                    ------------- -------------
   Money Market Portfolio........................     0.75%          N/A
   Prudential Jennison Portfolio.................     0.75          1.15%
   SP AIM Aggressive Growth Portfolio............     1.07           N/A
   SP AIM Growth and Income Portfolio............     1.00           N/A
   SP Alliance Large Cap Growth Portfolio........     1.10           N/A
   SP Alliance Technology Portfolio..............     1.30           N/A
   SP Davis Value Portfolio......................     0.83           N/A
   SP Deutsche International Equity Portfolio....     1.10           N/A
   SP INVESCO Small Company Growth Portfolio.....     1.15           N/A
   SP Jennison International Growth Portfolio....     1.24          1.64
   SP Large Cap Value Portfolio..................     0.90           N/A
   SP MFS Capital Opportunities Portfolio........     1.00           N/A
   SP MFS Mid-Cap Growth Portfolio...............     1.00           N/A
   SP PIMCO High Yield Portfolio.................     0.82           N/A
   SP PIMCO Total Return Portfolio...............     0.76           N/A
   SP Prudential U.S. Emerging Growth Portfolio..     0.90          1.30
   SP Small/Mid-Cap Value Portfolio..............     1.05           N/A
   SP Strategic Partners Focused Growth Portfolio     1.01          1.41
   Stock Index Portfolio.........................     0.75           N/A

       N/A--Not applicable--Portfolio does not currently have Class II shares.

       PIMS, PI, PIM, PSI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ("Prudential").

       The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternate source of funding for capital share redemptions. The Series Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2001.

                                      C7

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to nonaffiliates. During the year ended December 31, 2001, the Series Fund incurred fees for the services of PMFS and as of December 31, 2001 fees were due to PMFS as follows:

                                                Amount Incurred
                                                    for the         Amount Due
                                                  Year Ended           as of
                  Portfolio                    December 31, 2001 December 31, 2001
                  ---------                    ----------------- -----------------
Global Portfolio..............................      $ 7,100           $  500
Money Market Portfolio........................        7,300              500
Prudential Jennison Portfolio.................        9,400              700
SP AIM Aggressive Growth Portfolio............        1,500              100
SP AIM Growth and Income Portfolio............        1,500              200
SP Alliance Large Cap Growth Portfolio........        2,500              400
SP Alliance Technology Portfolio..............        1,600              300
SP Davis Value Portfolio......................        2,500              200
SP Deutsche International Equity Portfolio....        2,200              400
SP INVESCO Small Company Growth Portfolio.....        2,000              200
SP Jennison International Growth Portfolio....        4,000              500
SP Large Cap Value Portfolio..................        1,700              200
SP MFS Capital Opportunities Portfolio........        1,800              200
SP MFS Mid-Cap Growth Portfolio...............        1,900              200
SP PIMCO High Yield Portfolio.................        2,200              200
SP PIMCO Total Return Portfolio...............        2,700              400
SP Prudential U.S. Emerging Growth Portfolio..        2,700              300
SP Small/Mid-Cap Value Portfolio..............        2,900              300
SP Strategic Partners Focused Growth Portfolio        1,800              300
Stock Index Portfolio.........................        7,500              500
                                                    -------           ------
                                                    $66,800           $6,600
                                                    =======           ======

       For the year ended December 31, 2001, PSI earned a brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

                             Portfolio              Commissions
                             ---------              -----------
                 Prudential Jennison Portfolio.....  $420,475
                 SP AIM Growth and Income Portfolio       200
                 SP Davis Value Portfolio..........       515
                                                     --------
                                                     $421,190
                                                     ========

       Certain Portfolios invest in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the fiscal year ended December 31, 2001, the following Portfolios earned income from the Series by investing their excess cash and collateral from securities lending. See Note 2 relating to Securities Lending:

                                                            Securities Lending
                                                    Cash        Collateral
                    Portfolio                    Investment     Investment
                    ---------                    ---------- ------------------
  Global Portfolio.............................. $    9,331            --
  Prudential Jennison Portfolio.................     16,929            --
  SP Jennison International Growth Portfolio....      5,948            --
  SP Prudential U.S. Emerging Growth Portfolio..      2,087            --
  SP Strategic Partners Focused Growth Portfolio        547            --
  Stock Index Portfolio.........................  1,749,779      $125,874
                                                 ----------      --------
                                                 $1,784,621      $125,874
                                                 ==========      ========

                                      C8

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $225,737,000 as of December 31, 2001. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                                     Principal   Percentage
                       Portfolio                      Amount      Interest
                       ---------                    ------------ ----------
     SP Alliance Large Cap Growth Portfolio........ $  2,950,000     1.31%
     SP Alliance Technology Portfolio..............      587,000     0.26
     SP Deutsche International Equity Portfolio....    1,352,000     0.60
     SP INVESCO Small Company Growth Portfolio.....    1,463,000     0.65
     SP Large Cap Value Portfolio..................    2,034,000     0.90
     SP MFS Capital Opportunities Portfolio........    1,321,000     0.58
     SP MFS Mid-Cap Growth Portfolio...............    1,874,000     0.83
     SP PIMCO High Yield Portfolio.................    1,859,000     0.82
     SP PIMCO Total Return Portfolio...............   43,000,000    19.05
     SP Small/Mid-Cap Value Portfolio..............    4,918,000     2.18
     SP Strategic Partners Focused Growth Portfolio      380,000     0.17
     All Other Portfolios..........................  163,999,000    72.65
                                                    ------------   ------
                                                    $225,737,000   100.00%
                                                    ============   ======

       As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

       Bear, Stearns & Co. Inc., 1.65%, in the principal amount of $75,246,000, repurchase price $75,311,041, due 01/02/2002. The value of the collateral including accrued interest was $76,817,263.

       Goldman, Sachs & Co., 1.68%, in the principal amount of $75,246,000, repurchase price $75,246,814, due 01/02/2002. The value of the collateral including accrued interest was $76,751,750.

       UBS Warburg, 1.60%, in the principal amount of $75,245,000, repurchase price $75,245,122, due 01/02/2002. The value of the collateral including accrued interest was $76,750,025.

                                      C9

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2001 were as follows:

       Cost of Purchases:

                            Portfolio
                            ---------
         Global Portfolio............................... $  582,604,638
         Prudential Jennison Portfolio..................  2,035,855,207
         SP Aggressive Growth Asset Allocation Portfolio      8,578,018
         SP AIM Aggressive Growth Portfolio.............      6,842,430
         SP AIM Growth and Income Portfolio.............     11,231,050
         SP Alliance Large Cap Growth Portfolio.........     38,215,144
         SP Alliance Technology Portfolio...............      6,340,652
         SP Balanced Asset Allocation Portfolio.........     72,230,784
         SP Conservative Asset Allocation Portfolio.....     51,405,394
         SP Davis Value Portfolio.......................     87,007,720
         SP Deutsche International Equity Portfolio.....     39,118,657
         SP Growth Asset Allocation Portfolio...........     53,387,333
         SP INVESCO Small Company Growth Portfolio......      7,870,024
         SP Jennison International Growth Portfolio.....     40,085,675
         SP Large Cap Value Portfolio...................     25,951,844
         SP MFS Capital Opportunities Portfolio.........     10,592,311
         SP MFS Mid-Cap Growth Portfolio................     20,613,281
         SP PIMCO High Yield Portfolio..................     57,608,384
         SP PIMCO Total Return Portfolio................    110,302,350
         SP Prudential U.S. Emerging Growth Portfolio...     62,969,565
         SP Small/Mid-Cap Value Portfolio...............     54,131,661
         SP Strategic Partners Focused Growth Portfolio.     13,845,736
         Stock Index Portfolio..........................     99,706,921

       Proceeds from Sales:

                            Portfolio
                            ---------
         Global Portfolio............................... $  598,486,549
         Prudential Jennison Portfolio..................  2,086,853,651
         SP Aggressive Growth Asset Allocation Portfolio      2,582,419
         SP AIM Aggressive Growth Portfolio.............      3,931,718
         SP AIM Growth and Income Portfolio.............      4,336,328
         SP Alliance Large Cap Growth Portfolio.........      8,659,124
         SP Alliance Technology Portfolio...............      2,486,325
         SP Balanced Asset Allocation Portfolio.........      9,045,394
         SP Conservative Asset Allocation Portfolio.....      5,267,880
         SP Davis Value Portfolio.......................      7,361,854
         SP Deutsche International Equity Portfolio.....     20,948,239
         SP Growth Asset Allocation Portfolio...........      9,156,824
         SP INVESCO Small Company Growth Portfolio......      4,628,476
         SP Jennison International Growth Portfolio.....     14,540,586
         SP Large Cap Value Portfolio...................      5,960,780
         SP MFS Capital Opportunities Portfolio.........      5,405,349
         SP MFS Mid-Cap Growth Portfolio................      7,750,865
         SP PIMCO High Yield Portfolio..................     17,974,776
         SP PIMCO Total Return Portfolio................     68,666,284
         SP Prudential U.S. Emerging Growth Portfolio...     36,504,193
         SP Small/Mid-Cap Value Portfolio...............     16,672,639
         SP Strategic Partners Focused Growth Portfolio.      8,885,477
         Stock Index Portfolio..........................    385,625,946

                                      C10

       The SP Deutsche International Equity and SP PIMCO Total Return Portfolios' options activity were as follows:


                                                        Contracts Premiums
    SP Deutsche International Equity Portfolio          --------- --------
    Balance as of December 31, 2000....................        0  $      0
    Options written....................................  803,192    71,026
    Options terminated in closing purchase transactions     (660)  (12,040)
    Options expired.................................... (775,059)  (26,663)
                                                        --------  --------
    Balance as of December 31, 2001....................   27,473  $ 32,323
                                                        ========  ========


                                                        Contracts Premiums
    SP PIMCO Total Return Portfolio                     --------- --------
    Balance as of December 31, 2000....................        3  $    723
    Options written....................................   14,267   178,630
    Options terminated in closing purchase transactions  (14,004)  (43,344)
    Options expired....................................     (158)  (68,706)
                                                         -------  --------
    Balance as of December 31, 2001....................      108  $ 67,303
                                                         =======  ========

       The Global Portfolio entered into an equity price return swap agreement with Merrill Lynch International. The Global Portfolio receives the change in the market value of shares of Taiwan Semiconductor, including dividends and the Global Portfolio pays 3 month LIBOR plus 0.75% based on the value of shares of Taiwan Semiconductor on the date the contract was entered into. The realized gain/loss on the swap is recognized on a quarterly basis on the valuation dates noted in the swap agreement. In addition, the Global Portfolio will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor multiplied by the market price on termination date multiplied by 0.0075. The details of the swap agreement are as follows:

               Termination     Notional       Current     Current
  Open Date       Date      Amount (shares)    Value       Basis    Depreciation
  ---------   ------------- --------------- ----------- ----------- ------------
March 6, 2001 March 6, 2002    5,747,140    $14,374,010 $14,959,589  $(585,579)

                                      C11

       The SP PIMCO Total Return Portfolio entered into interest rate swap agreements during the year. Details of the swap agreements outstanding as of December 31, 2001 were as follows:

                                                                           Unrealized
                     Termination    Notional     Fixed       Floating     Appreciation
    Counterparty        Date         Amount      Rate          Rate      (Depreciation)
    ------------     ----------- -------------- -------    ------------- --------------
Goldman Sachs(a)....   6/16/02      GBP 700,000   5.20%    6 month LIBOR   $  (5,159)
Goldman Sachs(a)....   9/19/02      GBP 600,000   5.25%    6 month LIBOR      (4,062)
Goldman Sachs(b)....   3/19/06      GBP 600,000   5.25%    6 month LIBOR     (10,001)
J.P. Morgan Chase(a)   9/19/02    GBP 1,000,000   5.25%    6 month LIBOR      (8,567)
J.P. Morgan Chase(b)   3/19/06    GBP 1,000,000   5.25%    6 month LIBOR     (19,018)
Morgan Stanley(b)...   6/15/06      GBP 500,000   5.50%    6 month LIBOR         387
Morgan Stanley(b)...   6/15/06      GBP 200,000   5.50%    6 month LIBOR         288
Goldman Sachs(b)....   6/17/04      GBP 200,000   5.50%    6 month LIBOR         171
U.B.S.(b)...........   3/15/04    GBP 1,000,000   5.25%    6 month LIBOR      (6,705)
U.B.S.(b)...........   3/15/04    GBP 5,300,000   5.25%    6 month LIBOR     (83,641)
Morgan Stanley(a)...  12/17/02    USD 3,100,000   6.00%    6 month LIBOR       6,116
Goldman Sachs(b)....   6/17/07    USD 2,700,000   6.00%    3 month LIBOR      26,160
Bank of America(b)..   6/17/07      USD 300,000   6.00%    3 month LIBOR       2,907
Bank of America(b)..   6/17/07    USD 4,000,000   6.00%    3 month LIBOR      67,316
Lehman Brothers(a)..  12/15/31    EUR 3,000,000   5.50%    6 month LIBOR     108,359
Bank of America(a)..   6/17/22    USD 5,600,000   6.00%    3 month LIBOR    (114,369)
Morgan Stanley(b)...   2/15/02   USD 13,600,000 4.1285%(c) 3 month LIBOR         381
                                                                           ---------
                                                                           $ (39,437)
                                                                           =========

       (a)Fund pays the fixed rate and receives the floating rate.
       (b)Fund pays the floating rate and receives the fixed rate.
       (c)The fixed rate is based on the U.S. Treasury Note at December 31, 2001 plus 0.6285%.

                                      C12

Note 7: Distributions and Tax Information

       Distributions to shareholders, which are determined in accordance with federal income tax regulations,which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized capital gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments save been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended December 31, 2001, the adjustments were as follows:

                                                                  Undistributed  Accumulated
                                                        Paid-in   Net Investment Net Realized
                      Portfolio                         Capital       Income     Gain (Loss)
                      ---------                         --------  -------------- ------------
Global Portfolio(a)....................................       --    $1,994,808   $(1,994,808)
SP Aggressive Growth Asset Allocation Portfolio(d)..... $    (33)           33            --
SP AIM Aggressive Growth Portfolio(b)(c)...............  (34,721)       34,721            --
SP AIM Growth and Income Portfolio(b)(c)...............   (1,619)        1,619            --
SP Alliance Large Cap Growth Portfolio(b)(c)(d)........  (15,700)       15,700            --
SP Alliance Technology Portfolio(b)(c).................  (40,214)       40,214            --
SP Davis Value Portfolio(c)............................   (9,585)        9,585            --
SP Deutsche International Equity Portfolio(a)(c)(d)....  (57,817)      (64,447)      122,264
SP Growth Asset Allocation Portfolio(c)................     (127)          127            --
SP INVESCO Small Company Growth Portfolio(b)(c)........  (18,794)       18,794            --
SP Jennison International Growth Portfolio(a)(b)(c)....  (35,437)      (37,072)       72,509
SP Large Cap Value Portfolio(a)(c)(d)..................  (10,319)       10,312             7
SP MFS Capital Opportunities Portfolio(a)(c)(d)........   (1,580)        9,510        (7,930)
SP MFS Mid Cap Growth Portfolio(b)(c)..................   (2,536)       19,277       (16,741)
SP PIMCO High Yield Portfolio(a)(c)....................   (5,998)        5,648           350
SP PIMCO Total Return Portfolio(a)(c)(e)...............   (9,687)      161,438      (151,751)
SP Prudential U.S. Emerging Growth Portfolio(b)(c).....  (55,985)       55,985            --
SP Small/Mid Cap Value Portfolio(a)(c).................   (4,411)        4,387            24
SP Strategic Partners Focused Growth Portfolio(b)(c)(d)  (16,875)       16,875            --

       (a)Reclassification of net foreign currency gain (loss).
       (b)Reclassification of tax operating loss.
       (c)Reclassification of non-deductible expenses.
       (d)Reclassification of overdistribution of net investment income.
       (e)Reclassification of paydown losses.

       The tax character of distributions paid during the year ended December 31, 2001 were:

                                                    Ordinary    Long-Term   Return of     Total
                    Portfolio                        Income    Capital Gain  Capital  Distributions
                    ---------                     ------------ ------------ --------- -------------
Global Portfolio................................. $121,603,942 $110,756,102       --  $232,360,044
Money Market Portfolio...........................   56,418,757           --       --    56,418,757
Prudential Jennison Portfolio....................    3,975,418   23,849,415       --    27,824,833
SP Aggressive Growth Asset Allocation Portfolio..       15,938       18,925       --        34,863
SP Alliance Large Cap Growth Portfolio...........          892           --  $ 4,508         5,400
SP Balanced Asset Allocation Portfolio...........      898,152       36,056       --       934,208
SP Conservative Asset Allocation Portfolio.......      638,115       20,984       --       659,099
SP Davis Value Portfolio.........................      278,923           --       --       278,923
SP Deutsche International Equity Portfolio.......       95,706           --       --        95,706
SP Growth Asset Allocation Portfolio.............      357,156       52,072       --       409,228
SP Jennison International Growth Portfolio.......           --           --   62,580        62,580
SP Large Cap Value Portfolio.....................      139,958           --       --       139,958
SP MFS Capital Opportunities Portfolio...........        9,788           --       --         9,788
SP MFS Mid Cap Growth Portfolio..................       42,101           --       --        42,101
SP PIMCO High Yield Portfolio....................    1,926,555           --       --     1,926,555
SP PIMCO Total Return Portfolio..................    4,232,819      698,138       --     4,930,957
SP Small/Mid Cap Value Portfolio.................      248,999           --    3,372       252,371
SP Strategic Partners Focused Growth Portfolio...        2,386           --       --         2,386
Stock Index Portfolio............................   36,492,104  200,086,034       --   236,578,138

                                      C13

       As of December 31, 2001, the components of distributable earnings on a tax basis and approximate capital loss carryforwards were as follows:

                                                            Accumulated  Accumulated    Approximate
-                                                            Ordinary     Long-Term    Capital Loss          Expiration
                         Portfolio                            Income    Capital Gains Carryforward(a)   2008         2009
                         ---------                          ----------- ------------- --------------- ---------  -------------
Global Portfolio........................................... $7,749,158            --   $(119,545,000)        --  $(119,545,000)
Prudential Jennison Portfolio..............................    232,880            --    (546,470,000)        --   (546,470,000)
SP Aggressive Growth Asset Allocation Portfolio............         --            --         (37,500)        --        (37,500)
SP AIM Aggressive Growth Portfolio.........................         --            --      (1,443,000) $ (56,000)    (1,387,000)
SP AIM Growth and Income Portfolio.........................         --            --      (1,061,000)   (39,000)    (1,022,000)
SP Alliance Large Cap Growth Portfolio.....................         --            --      (1,519,000)    (1,000)    (1,518,000)
SP Alliance Technology Portfolio...........................         --            --      (1,101,000)   (36,000)    (1,065,000)
SP Balanced Asset Allocation Portfolio.....................      7,711   $    75,568              --         --             --
SP Conservative Asset Allocation Portfolio.................    217,498        51,167              --         --             --
SP Davis Value Portfolio...................................     13,744            --        (499,000)    (1,000)      (498,000)
SP Deutsche International Equity Portfolio.................         --            --      (2,425,000)  (195,000)    (2,230,000)
SP Growth Asset Allocation Portfolio.......................         --        21,973              --         --             --
SP INVESCO Small Company Growth Portfolio..................         --            --      (1,875,000)   (84,000)    (1,791,000)
SP Jennison International Growth Portfolio.................         --            --      (3,917,000)        --     (3,917,000)
SP Large Cap Value Portfolio...............................         --            --        (369,000)        --       (369,000)
SP MFS Capital Opportunities Portfolio.....................         --            --      (1,148,000)    (7,000)    (1,141,000)
SP PIMCO High Yield Portfolio..............................     13,193            --        (393,000)        --       (393,000)
SP PIMCO Total Return Portfolio............................     48,978            --              --         --             --
SP Prudential U.S. Emerging Growth Portfolio...............         --            --      (2,295,000)   (39,000)    (2,256,000)
SP Small/Mid Cap Value Portfolio...........................         --            --        (479,000)   (14,000)      (465,000)
SP Strategic Partners Focused Growth Portfolio.............         --            --      (1,799,000)  (185,000)    (1,614,000)
Stock Index Portfolio......................................  2,863,825    21,938,148              --         --             --

       (a)Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards.

                                      C14

       The difference between book basis and tax basis is primarily cost basis adjustments and post-October losses which are presented below:

                                                        Post-October Losses
                                                        --------------------
                                                        Currency   Capital
                                                        -------- -----------
    Global Portfolio................................... $223,000 $14,748,000
    Prudential Jennison Portfolio......................       --  43,428,000
    SP Aggressive Growth Asset Allocation Portfolio....       --      19,000
    SP AIM Aggressive Growth Portfolio.................       --     169,000
    SP AIM Growth and Income Portfolio.................       --     367,000
    SP Alliance Large Cap Growth Portfolio.............       --     647,000
    SP Alliance Technology Portfolio...................       --     165,000
    SP Davis Value Portfolio...........................       --     154,000
    SP Deutsche International Equity Portfolio.........       --     184,000
    SP INVESCO Small Company Growth Portfolio..........       --     246,000
    SP Jennison International Growth Portfolio.........   15,000     602,000
    SP Large Cap Value Portfolio.......................       --     225,000
    SP MFS Capital Opportunities Portfolio.............       --     324,000
    SP MFS Mid Cap Growth Portfolio....................       --     101,000
    SP PIMCO High Yield Portfolio......................    1,100     157,000
    SP PIMCO Total Return Portfolio....................       --   1,069,000
    SP Strategic Partners Focused Growth Portfolio.....       --     644,000

                                      C15

       The United States federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of December 31, 2001 were as follows:

                                                                        Other Cost
                               Tax Basis                                   Basis     Total Net
         Portfolio           of Investments  Appreciation  Depreciation Adjustments  Unrealized
         ---------           -------------- -------------- ------------ ----------- ------------
Global Portfolio............ $  917,437,931 $   66,922,878 $ 83,622,551  $(700,310) $(17,399,983)
Prudential Jennison
  Portfolio.................  2,335,616,762    166,261,804  251,176,577         --   (84,914,773)
SP Aggressive Growth
  Asset Allocation Portfolio      8,044,369         34,382      607,329         --      (572,947)
SP AIM Aggressive Growth
  Portfolio.................      5,774,500        403,489      452,376         --       (48,887)
SP AIM Growth and Income
  Portfolio.................     10,591,840        531,875      938,897         --      (407,022)
SP Alliance Large Cap
  Growth Portfolio..........     37,535,115      1,571,037    1,606,671         --       (35,634)
SP Alliance Technology
  Portfolio.................      9,246,364        455,386    1,878,127         --    (1,422,741)
SP Balanced Asset
  Allocation Portfolio......     67,015,725        160,274    1,040,114         --      (879,840)
SP Conservative Asset
  Allocation Portfolio......     48,028,047        268,102      359,462         --       (91,360)
SP Davis Value Portfolio....     98,694,009      3,697,809    4,491,534         --      (793,725)
SP Deutsche International
  Equity Portfolio..........     24,668,159        830,248    1,254,048    (31,364)     (455,164)
SP Growth Asset Allocation
  Portfolio.................     48,199,426        135,974    1,497,500         --    (1,361,526)
SP INVESCO Small
  Company Growth
  Portfolio.................      8,307,912        967,893      605,850         --       362,043
SP Jennison International
  Growth Portfolio..........     38,556,813      1,036,967    3,516,226        866    (2,478,393)
SP Large Cap Value
  Portfolio.................     24,875,799        838,057      698,651         --       139,406
SP MFS Capital
  Opportunities Portfolio...      9,272,318        372,669      624,591         13      (251,909)
SP MFS Mid Cap Growth
  Portfolio.................     18,282,917        761,203    2,423,626         --    (1,662,423)
SP PIMCO High Yield
  Portfolio.................     51,855,935        801,863    1,108,594         38      (306,693)
SP PIMCO Total Return
  Portfolio.................    182,977,433        771,058      971,400     56,484      (143,858)
SP Prudential U.S.
  Emerging Growth
  Portfolio.................     32,189,574      1,844,939    1,400,264         --       444,675
SP Small/Mid Cap Value
  Portfolio.................     47,786,018      3,573,338    1,095,570         --     2,477,768
SP Strategic Partners
  Focused Growth Portfolio..     10,147,528        397,530      596,235         --      (198,705)
Stock Index Portfolio.......  2,923,859,393  1,267,833,441  320,193,133         --   947,640,308

       The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark to market on passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables, payables and swaps.

                                      C16

Note 8: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2001, the Prudential Jennison, SP Jennison International Growth, SP Prudential U.S. Emerging Growth, and SP Strategic Partners Focused Growth Portfolios have Class II shares outstanding.

       Transactions in shares of common stock of the Prudential Jennison, SP Jennison International Growth, SP Prudential U.S. Emerging Growth, and SP Strategic Partners Focused Growth Portfolios were as follows:


Prudential Jennison Portfolio:

                             Class I                                  Shares         Amount
                             -------                                -----------  --------------
Year ended December 31, 2001:
Capital stock sold.................................................  15,162,691  $  294,854,388
Capital stock issued in reinvestment of dividends and distributions   1,350,634      27,566,212
Capital stock repurchased.......................................... (24,682,625)   (472,653,566)
                                                                    -----------  --------------
Net decrease in shares outstanding.................................  (8,169,300) $ (150,232,966)
                                                                    ===========  ==============
Year ended December 31, 2000:
Capital stock sold.................................................  31,908,648  $1,051,369,622
Capital stock issued in reinvestment of dividends and distributions  17,678,914     414,090,579
Capital stock repurchased..........................................  (9,174,387)   (291,311,076)
                                                                    -----------  --------------
Net increase in shares outstanding.................................  40,413,175  $1,174,149,125
                                                                    ===========  ==============
                             Class II
                             --------
Year ended December 31, 2001:
Capital stock sold.................................................   8,809,453  $  173,244,331
Capital stock issued in reinvestment of dividends and distributions      12,554         258,621
Capital stock repurchased..........................................  (6,174,713)   (123,299,190)
                                                                    -----------  --------------
Net increase in shares outstanding.................................   2,647,294  $   50,203,762
                                                                    ===========  ==============
February 10, 2000(a) through December 31, 2000:
Capital stock sold.................................................     550,511  $   16,730,013
Capital stock issued in reinvestment of dividends and distributions      71,503       1,617,253
Capital stock repurchased..........................................     (39,878)     (1,198,186)
                                                                    -----------  --------------
Net increase in shares outstanding.................................     582,136  $   17,149,080
                                                                    ===========  ==============
(a) Commencement of offering of Prudential Jennison Portfolio Class II shares.

SP Jennison International Growth Portfolio:

                             Class I                                  Shares         Amount
                             -------                                -----------  --------------
Year ended December 31, 2001:
Capital stock sold.................................................   4,492,033  $   26,626,723
Capital stock issued in reinvestment of dividends and distributions       6,463          40,473
Capital stock repurchased..........................................  (1,737,830)    (10,192,987)
                                                                    -----------  --------------
Net increase in shares outstanding.................................   2,760,666  $   16,474,209
                                                                    ===========  ==============
September 22, 2000(b) through December 31, 2000:
Capital stock sold.................................................     912,063  $    8,639,496
Capital stock repurchased..........................................     (19,277)       (165,681)
                                                                    -----------  --------------
Net increase in shares outstanding.................................     892,786  $    8,473,815
                                                                    ===========  ==============

                                      C17


                             Class II                                 Shares        Amount
                             --------                               -----------  -------------
Year ended December 31, 2001:
Capital stock sold.................................................  30,215,939  $ 187,397,199
Capital stock issued in reinvestment of dividends and distributions       3,643         22,107
Capital stock repurchased.......................................... (27,799,636)  (173,216,031)
                                                                    -----------  -------------
Net increase in shares outstanding.................................   2,419,946  $  14,203,275
                                                                    ===========  =============
October 4, 2000(c) through December 31, 2000:
Capital stock sold.................................................   1,512,769  $  13,325,129
Capital stock repurchased..........................................  (1,191,511)   (10,547,052)
                                                                    -----------  -------------
Net increase in shares outstanding.................................     321,258  $   2,778,077
                                                                    ===========  =============

          (b) Commencement of offering of SP Jennison International Growth Portfolio Class I shares.
          (c) Commencement of offering of SP Jennison International Growth Portfolio Class II shares.

SP Prudential U.S. Emerging Growth Portfolio:

                      Class I                                Shares             Amount
                      -------                               ---------         -----------
Year ended December 31, 2001:
Capital stock sold..................................... 4,508,385         $31,381,960
Capital stock repurchased..............................  (741,331)         (5,325,995)
                                                            ---------         -----------
Net increase in shares outstanding..................... 3,767,054         $26,055,965
                                                            =========         ===========

                      Class II
                      --------
July 9, 2001(e) through December 31, 2001:
Capital stock sold.....................................    31,163         $   206,619
Capital stock repurchased..............................    (4,181)            (27,506)
                                                            ---------         -----------
Net increase in shares outstanding.....................    26,982         $   179,113
                                                            =========         ===========
(e) Commencement of offering of SP Prudential U.S. Emerging Growth Portfolio Class II shares.

SP Strategic Partners Focused Growth Portfolio:

                             Class I                                 Shares     Amount
                             -------                                --------  -----------
Year ended December 31, 2001:
Capital stock sold.................................................  992,157  $ 7,045,094
Capital stock issued in reinvestment of dividends and distributions      311        2,386
Capital stock repurchased.......................................... (588,919)  (3,847,665)
                                                                    --------  -----------
Net increase in shares outstanding.................................  403,549  $ 3,199,815
                                                                    ========  ===========
                             Class II
                             --------
January 12, 2001(d) through December 31, 2001:
Capital stock sold.................................................  399,184  $ 2,630,888
Capital stock repurchased.......................................... (104,768)    (593,405)
                                                                    --------  -----------
Net increase in shares outstanding.................................  294,416  $ 2,037,483
                                                                    ========  ===========

          (d) Commencement of offering of SP Strategic Partners Focused Growth Portfolio Class II shares.

                                      C18

Financial Highlights

                                                                         Global Portfolio
                                                          ----------------------------------------------
                                                                            Year Ended
                                                                           December 31,
                                                          ----------------------------------------------
                                                           2001       2000       1999     1998     1997
                                                          -------   --------   --------  -------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.61   $  30.98   $  21.16  $ 17.92  $17.85
                                                          -------   --------   --------  -------  ------
Income from Investment Operations:
Net investment income....................................    0.09       0.07       0.06     0.07    0.09
Net realized and unrealized gains (losses) on investments   (3.58)     (5.30)     10.04     4.38    1.11
                                                          -------   --------   --------  -------  ------
   Total from investment operations......................   (3.49)     (5.23)     10.10     4.45    1.20
                                                          -------   --------   --------  -------  ------
Less Distributions:
Dividends from net investment income.....................   (0.06)     (0.07)        --    (0.16)  (0.13)
Distributions in excess of net investment income.........      --      (0.13)     (0.10)   (0.12)  (0.10)
Distributions from net realized gains....................   (4.77)     (1.94)     (0.18)   (0.93)  (0.90)
                                                          -------   --------   --------  -------  ------
   Total distributions...................................   (4.83)     (2.14)     (0.28)   (1.21)  (1.13)
                                                          -------   --------   --------  -------  ------
Net Asset Value, end of year............................. $ 15.29   $  23.61   $  30.98  $ 21.16  $17.92
                                                          =======   ========   ========  =======  ======
Total Investment Return(a)...............................  (17.64)%   (17.68)%   48.27 %  25.08 %  6.98 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 885.0   $1,182.1   $1,298.3  $ 844.5  $638.4
Ratios to average net assets:............................
  Expenses...............................................   0.84 %     0.85 %     0.84 %   0.86 %  0.85 %
  Net investment income..................................   0.58 %     0.25 %     0.21 %   0.29 %  0.47 %
Portfolio turnover rate..................................     67 %       95 %       76 %     73 %    70 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights

                                                                   Money Market Portfolio
                                                        --------------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                        --------------------------------------------
                                                          2001      2000      1999     1998    1997
                                                        --------  --------  --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year..................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        --------  --------  --------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains     0.41      0.60      0.49    0.52    0.54
Dividend and distributions.............................    (0.41)    (0.60)    (0.49)  (0.52)  (0.54)
                                                        --------  --------  --------  ------  ------
Net Asset Value, end of year........................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        ========  ========  ========  ======  ======
Total Investment Return(a).............................    4.22 %     6.20%    4.97 %   5.39%   5.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................. $1,501.9  $1,238.2  $1,335.5  $920.2  $657.5
Ratios to average net assets:
  Expenses.............................................    0.43 %     0.44%    0.42 %   0.41%   0.43%
  Net investment income................................    3.86 %     6.03%    4.90 %   5.20%   5.28%

(a)Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

Financial Highlights

                                                                         Prudential Jennison Portfolio
                                              ---------------------------------------------------------------
                                                                   Class I
                                              -------------------------------------------------  ------------
                                                                  Year Ended
                                                              December 31, 2001                   Year Ended
                                              -------------------------------------------------  December 31,
                                                2001       2000        1999      1998     1997       2001
                                              --------   --------    --------  --------  ------  ------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  22.97   $  32.39    $  23.91  $  17.73  $14.32    $ 22.88
                                              --------   --------    --------  --------  ------    -------
Income From Investment Operations:
Net investment income (loss).................     0.04       0.01        0.05      0.04    0.04       0.01
Net realized and unrealized gains (losses) on
 investments.................................    (4.22)     (5.61)       9.88      6.56    4.48      (4.25)
                                              --------   --------    --------  --------  ------    -------
   Total from investment operations..........    (4.18)     (5.60)       9.93      6.60    4.52      (4.24)
                                              --------   --------    --------  --------  ------    -------
Less Distributions:
Dividends from net investment income.........    (0.03)        --(d)    (0.05)    (0.04)  (0.04)        --(d)
Distributions from net realized gains........    (0.19)     (3.82)      (1.40)    (0.38)  (1.07)     (0.19)
                                              --------   --------    --------  --------  ------    -------
   Total distributions.......................    (0.22)     (3.82)      (1.45)    (0.42)  (1.11)     (0.19)
                                              --------   --------    --------  --------  ------    -------
Net Asset Value, end of period............... $  18.57   $  22.97    $  32.39  $  23.91  $17.73    $ 18.45
                                              ========   ========    ========  ========  ======    =======
Total Investment Return(b)...................   (18.25)%   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,186.9   $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6
Ratios to average net assets:
  Expenses...................................    0.64 %     0.64 %      0.63 %    0.63 %   0.64%      1.04%
  Net investment income (loss)...............    0.18 %     0.02 %      0.17 %    0.20 %   0.25%     (0.19)%
Portfolio turnover rate......................      86 %       89 %        58 %      54 %    60 %       86 %





                                              February 10, 2000(a)
                                                    through
                                               December 31, 2000
                                              --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.........       $ 34.25
                                                    -------
Income From Investment Operations:
Net investment income (loss).................         (0.03)
Net realized and unrealized gains (losses) on
 investments.................................         (7.54)
                                                    -------
   Total from investment operations..........         (7.57)
                                                    -------
Less Distributions:
Dividends from net investment income.........            --(d)
Distributions from net realized gains........         (3.80)
                                                    -------
   Total distributions.......................         (3.80)
                                                    -------
Net Asset Value, end of period...............       $ 22.88
                                                    =======
Total Investment Return(b)...................        (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......       $  13.3
Ratios to average net assets:
  Expenses...................................          1.04%(c)
  Net investment income (loss)...............         (0.39)%(c)
Portfolio turnover rate......................            89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D3

Financial Highlights

                                                  SP Aggressive Growth Asset Allocation Portfolio
                                                  -------------------------------------------
                                                                            September 22, 2000(a)
                                                     Year Ended                    through
                                                  December 31, 2001           December 31, 2000
                                                  -----------------         ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.33                     $10.00
                                                       -------                     ------
Income from Investment Operations:
Net investment income............................         0.02                       0.01
Net realized and unrealized losses on investments        (1.69)                     (0.67)
                                                       -------                     ------
   Total from investment operations..............        (1.67)                     (0.66)
                                                       -------                     ------
Less Distributions:
Dividends from net investment income.............        (0.02)                     (0.01)
Distributions from net realized gains............        (0.06)                        --
                                                       -------                     ------
   Total distributions...........................        (0.08)                     (0.01)
                                                       -------                     ------
Net Asset Value, end of period...................      $  7.58                     $ 9.33
                                                       =======                     ======
Total Investment Return(b).......................       (17.92)%                    (6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   7.5                     $  2.1
Ratios to average net assets:
  Expenses.......................................        0.05 %                     0.05 %(c)
  Net investment income..........................        0.39 %                     0.36 %(c)
Portfolio turnover rate..........................          62 %                        6 %(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D4

Financial Highlights

                                                    SP AIM Aggressive Growth Portfolio
                                                  ----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.60             $ 10.00
                                                       -------             -------
Income from Investment Operations:
Net investment loss..............................        (0.04)              (0.01)
Net realized and unrealized losses on investments        (2.07)              (1.39)
                                                       -------             -------
   Total from investment operations..............        (2.11)              (1.40)
                                                       -------             -------
Net Asset Value, end of period...................      $  6.49             $  8.60
                                                       =======             =======
Total Investment Return(b).......................       (24.53)%            (14.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   5.7             $   3.9
Ratios to average net assets:(d)
  Expenses.......................................         1.07%              1.07 %(c)
  Net investment loss............................        (0.73)%             (0.40)%(c)
Portfolio turnover rate..........................          87 %                 16%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.45% and (3.11)%, respectively, for the year ended December 31, 2001 and 5.57% and (4.90)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D5

Financial Highlights

                                                    SP AIM Growth and Income Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.41             $ 10.00
                                                       -------             -------
Income From Investment Operations:
Net investment income (loss).....................          (--)(f)            0.01
Net realized and unrealized losses on investments        (1.90)              (1.59)
                                                       -------             -------
   Total from investment operations..............        (1.90)              (1.58)
                                                       -------             -------
Less Dividends:
Dividends from net investment income.............           --               (0.01)
                                                       -------             -------
Net Asset Value, end of period...................      $  6.51             $  8.41
                                                       =======             =======
Total Investment Return(b).......................       (22.68)%            (15.74)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  10.2             $   4.3
Ratios to average net assets:(d)
  Expenses.......................................        1.00 %              1.00 %(c)
  Net investment income (loss)...................        (0.02)%             0.26 %(c)
Portfolio turnover rate..........................          65 %                15 %(e)

(a)Commencement of operations.

(b)Total investment return calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.55% and (1.57)%, respectively, for the year ended December 31, 2001 and 5.53% and (4.27)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D6

Financial Highlights

                                                  SP Alliance Large Cap Growth Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.55             $ 10.00
                                                       -------             -------
Income From Investment Operations:
Net investment income (loss).....................        (0.01)               0.01
Net realized and unrealized losses on investments        (1.23)              (1.45)
                                                       -------             -------
   Total from investment operations..............        (1.24)              (1.44)
                                                       -------             -------
Less Distributions:
Dividends from net investment income.............           --               (0.01)
Tax return of capital distributions..............           --(f)               --
                                                       -------             -------
   Total distributions...........................           --(f)            (0.01)
                                                       -------             -------
Net Asset Value, end of period...................      $  7.31             $  8.55
                                                       =======             =======
Total Investment Return(b).......................       (14.47)%            (14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  35.9             $   7.1
Ratios to average net assets:(d)
  Expenses.......................................        1.10 %               1.10%(c)
  Net investment income (loss)...................        (0.08)%              0.44%(c)
Portfolio turnover rate..........................          47 %                 10%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.57% and (0.55)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.72)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D7

Financial Highlights

                                                     SP Alliance Technology Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  7.62             $ 10.00
                                                       -------             -------
Income from Investment Operations:
Net investment income (loss).....................        (0.03)               0.01
Net realized and unrealized losses on investments        (1.88)              (2.38)
                                                       -------             -------
   Total from investment operations..............        (1.91)              (2.37)
                                                       -------             -------
Less Distributions:
Dividends from net investment income.............           --               (0.01)
Distributions in excess of net investment income.           --                  --(b)
                                                       -------             -------
   Total distributions...........................           --               (0.01)
                                                       -------             -------
Net Asset Value, end of period...................      $  5.71             $  7.62
                                                       =======             =======
Total Investment Return(c).......................       (25.07)%            (23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   7.7             $   6.1
Ratios to average net assets: (e)
  Expenses.......................................        1.30 %               1.30%(d)
  Net investment income (loss)...................        (0.69)%              0.37%(d)
Portfolio turnover rate..........................          47 %                23 %(f)

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D8

Financial Highlights

                                                  SP Balanced Asset Allocation Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $ 9.80              $10.00
                                                       ------              ------
Income from Investment Operations:
Net investment income............................        0.14                0.06
Net realized and unrealized losses on investments       (0.73)              (0.20)
                                                       ------              ------
   Total from investment operations..............       (0.59)              (0.14)
                                                       ------              ------
Less Distributions:
Dividends from net investment income.............       (0.14)              (0.06)
Distributions from net realized gains............       (0.05)                 --
                                                       ------              ------
   Total distributions...........................       (0.19)              (0.06)
                                                       ------              ------
Net Asset Value, end of period...................      $ 9.02              $ 9.80
                                                       ======              ======
Total Investment Return(b).......................       (5.99)%             (1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $ 66.1              $  3.7
Ratios to average net assets:
  Expenses.......................................       0.05 %              0.05 %(c)
  Net investment income..........................       3.26 %              4.89 %(c)
Portfolio turnover rate..........................         35 %                 4 %(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D9

Financial Highlights

                                                          SP Conservative Asset Allocation Portfolio
                                                          --------------------------------------
                                                                               September 22, 2000(a)
                                                             Year Ended               through
                                                          December 31, 2001      December 31, 2000
                                                          -----------------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $10.00                 $10.00
                                                               ------                 ------
Income From Investment Operations:
Net investment income....................................        0.21                   0.08
Net realized and unrealized gains (losses) on investments       (0.24)                    --(c)
                                                               ------                 ------
   Total from investment operations......................       (0.03)                  0.08
                                                               ------                 ------
Less Distributions:
Dividends from net investment income.....................       (0.16)                 (0.08)
Distributions from net realized gains....................       (0.04)                    --(c)
                                                               ------                 ------
   Total distributions...................................       (0.20)                 (0.08)
                                                               ------                 ------
Net Asset Value, end of period...........................      $ 9.77                 $10.00
                                                               ======                 ======
Total Investment Return(b)...............................       (0.23)%                 0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $ 47.9                 $  1.9
Ratios to average net assets:
  Expenses...............................................        0.05%                  0.05%(d)
  Net investment income..................................        4.76%                  8.07%(d)
Portfolio turnover rate..................................         29 %                    4 %(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Less than $0.005 per share.

(d)Annualized.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D10

Financial Highlights

                                                                 SP Davis Value Portfolio
                                                          -----------------------------------
                                                                            September 22, 2000(a)
                                                             Year Ended            through
                                                          December 31, 2001   December 31, 2000
                                                          ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $ 10.15             $10.00
                                                               -------             ------
Income from Investment Operations:
Net investment income....................................         0.05               0.02
Net realized and unrealized gains (losses) on investments        (1.11)              0.15
                                                               -------             ------
   Total from investment operations......................        (1.06)              0.17
                                                               -------             ------
Less Dividends:
Dividends from net investment income.....................        (0.05)             (0.02)
                                                               -------             ------
Net Asset Value, end of period...........................      $  9.04             $10.15
                                                               =======             ======
Total Investment Return(b)...............................       (10.46)%             1.69%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $  94.4             $ 12.8
Ratios to average net assets:(d)
  Expenses...............................................        0.83 %              0.83%(c)
  Net investment income..................................        0.64 %              1.48%(c)
Portfolio turnover rate..................................          17 %                3 %(e)

(a)Commencement of operations.

(b)Total investment is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.03% and 0.43%, respectively, for the year ended December 31, 2001 and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D11

Financial Highlights

                                                  SP Deutsche International Equity Portfolio
                                                  --------------------------------------
                                                                       September 22, 2000(a)
                                                     Year Ended               through
                                                  December 31, 2001      December 31, 2000
                                                  -----------------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.44                $10.00
                                                       -------                ------
Income From Investment Operations:
Net investment income............................         0.05                  0.01
Net realized and unrealized losses on investments        (2.09)                (0.57)
                                                       -------                ------
   Total from investment operations..............        (2.04)                (0.56)
                                                       -------                ------
Less Dividends:
Dividends from net investment income.............        (0.05)                   --
                                                       -------                ------
Net Asset Value, end of period...................      $  7.35                $ 9.44
                                                       =======                ======
Total Investment Return(c).......................       (22.07)%               (5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  24.7                $  7.8
Ratios to average net assets:(e)
  Expenses.......................................        1.10 %                 1.10%(d)
  Net investment income..........................        0.61 %                 0.55%(d)
Portfolio turnover rate..........................         155 %                   51%(f)

(a)Commencement of operations.

(b)Less than $0.01 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.27% and (1.56)%, respectively, for the year ended December 31, 2001 and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D12

Financial Highlights

                                                   SP Growth Asset Allocation Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.52             $10.00
                                                       -------             ------
Income from Investment Operations:
Net investment income............................         0.09               0.03
Net realized and unrealized losses on investments        (1.21)             (0.49)
                                                       -------             ------
   Total from investment operations..............        (1.12)             (0.46)
                                                       -------             ------
Less Distributions:
Dividends from net investment income.............        (0.08)             (0.02)
Distributions from net realized gains............        (0.05)                --
                                                       -------             ------
   Total distributions...........................        (0.13)             (0.02)
                                                       -------             ------
Net Asset Value, end of period...................      $  8.27             $ 9.52
                                                       =======             ======
Total Investment Return(b).......................       (11.77)%            (4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  46.8             $  3.9
Ratios to average net assets:
  Expenses.......................................         0.05%              0.05%(c)
  Net investment income..........................         1.71%              2.95%(c)
Portfolio turnover rate..........................          43 %                39%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized

(d)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D13

Financial Highlights

                                       SP INVESCO Small Company Growth Portfolio
                                       ------------------------------------
                                                           September 22, 2000(a)
                                          Year Ended              through
                                       December 31, 2001     December 31, 2000
                                       -----------------   ---------------------
 Per Share Operating Performance:
 Net Asset Value, beginning of
  period..............................      $  8.38               $ 10.00
                                            -------               -------
 Income From Investment Operations:
 Net investment loss..................        (0.02)                   --(f)
 Net realized and unrealized losses
  on investments......................        (1.42)                (1.62)
                                            -------               -------
    Total from investment operations..        (1.44)                (1.62)
                                            -------               -------
 Net Asset Value, end of period.......      $  6.94               $  8.38
                                            =======               =======
 Total Investment Return(b)...........       (17.18)%              (16.20)%
 Ratios/Supplemental Data:
 Net assets, end of period (in
  millions)...........................      $   8.4               $   5.5
 Ratios to average net assets:(d)
  Expenses............................         1.15%                 1.15%(c)
  Net investment loss.................        (0.28)%               (0.10)%(c)
 Portfolio turnover rate..............           83%                   29%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D14

Financial Highlights

                                                                 SP Jennison International Growth Portfolio
                                             -----------------------------------------------------------------------------
                                                              Class I                                  Class II
                                             --------------------------------------     ----------------------------------
                                                                  September 22, 2000(a)                      October 4, 2000(b)
                                                  Year Ended             through             Year Ended           through
                                             December 31, 2001(i)   December 31, 2000   December 31, 2001(i) December 31, 2000
                                             -------------------- --------------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........       $  8.50               $ 10.00              $  8.48             $  9.79
                                                   -------               -------              -------             -------
Income from Investment Operations:
Net investment income (loss)................          0.02                  0.01                  (--)(g)             (--)(g)
Net realized and unrealized losses
 on investments.............................         (3.05)                (1.51)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
   Total from investment operations.........         (3.03)                (1.50)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
Less Distributions:
Tax return of capital distributions.........         (0.02)                   --                (0.01)                 --
                                                   -------               -------              -------             -------
Net Asset Value, end of period..............       $  5.45               $  8.50              $  5.43             $  8.48
                                                   =======               =======              =======             =======
Total Investment Return(c)..................        (35.64)%              (15.00)%             (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....       $  19.9               $   7.6              $  14.9             $   2.7
Ratios to average net assets:(e)
 Expenses...................................          1.24%                 1.24%(d)             1.64%               1.64%(d)
 Net investment income (loss)...............          0.31%(h)              0.51%(d)            (0.03)%(h)            (--)%(d)
Portfolio turnover rate.....................            86%                   12%(f)               86%                 12%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for
   periods of   less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.86% and (0.30)%, respectively, for Class I and 2.26% and (0.66)%, respectively, for Class II for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

(h)Includes custodian fee credits of 0.12% for Class I and 0.13% for Class II. If the Portfolio had not earned custodian fee credits, the annual net investment income (loss) ratios would have been 0.19% and (0.16)%, respectively, for Class I and Class II for the year ended December 31, 2001.
(i)Calculated based upon weighted average shares outstanding during the year.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D15

Financial Highlights

                                                               SP Large Cap Value Portfolio
                                                          -----------------------------------
                                                                            September 22, 2000(a)
                                                             Year Ended            through
                                                          December 31, 2001   December 31, 2000
                                                          ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $10.44              $10.00
                                                               ------              ------
Income from Investment Operations:
Net investment income....................................        0.09                0.04
Net realized and unrealized gains (losses) on investments       (0.99)               0.44
                                                               ------              ------
   Total from investment operations......................       (0.90)               0.48
                                                               ------              ------
Less Distributions:
Dividends from net investment income.....................       (0.10)              (0.04)
Distributions in excess of net investment income.........          --                  --(e)
                                                               ------              ------
   Total distributions...................................       (0.10)              (0.04)
                                                               ------              ------
Net Asset Value, end of period...........................      $ 9.44              $10.44
                                                               ======              ======
Total Investment Return(b)...............................       (8.65)%             4.82 %
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $ 23.7              $  3.9
Ratios to average net assets:(d)
  Expenses...............................................       0.90 %              0.90 %(c)
  Net investment income..................................       1.18 %              1.60 %(c)
Portfolio turnover rate..................................         61 %                13 %(f)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)Less than $0.005 per share.

(f)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D16

Financial Highlights

                                                  SP MFS Capital Opportunities Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.15             $10.00
                                                       -------             ------
Income From Investment Operations:
Net investment income (loss).....................          (--)(f)           0.01
Net realized and unrealized losses on investments        (2.13)             (0.85)
                                                       -------             ------
   Total from investment operations..............        (2.13)             (0.84)
                                                       -------             ------
Less Dividends:
Dividends from net investment income.............        (0.01)             (0.01)
                                                       -------             ------
Net Asset Value, end of period...................      $  7.01             $ 9.15
                                                       =======             ======
Total Investment Return(b).......................       (23.28)%            (8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   8.2             $  4.3
Ratios to average net assets:(d)
  Expenses.......................................         1.00%             1.00 %(c)
  Net investment income (loss)...................          (--)%(g)         0.40 %(c)
Portfolio turnover rate..........................          99 %               25 %(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

(g)Less than 0.005%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D17

Financial Highlights

                                                      SP MFS Mid-Cap Growth Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.69             $10.00
                                                       -------             ------
Income from Investment Operations:
Net investment income (loss).....................        (0.01)              0.02
Net realized and unrealized losses on investments        (2.01)             (0.25)
                                                       -------             ------
   Total from investment operations..............        (2.02)             (0.23)
                                                       -------             ------
Less Distributions:
Dividends from net investment income.............        (0.01)             (0.02)
Distributions from net realized gains............        (0.04)             (0.06)
                                                       -------             ------
   Total distributions...........................        (0.05)             (0.08)
                                                       -------             ------
Net Asset Value, end of period...................      $  7.62             $ 9.69
                                                       =======             ======
Total Investment Return(b).......................       (20.93)%            (2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  15.9             $  5.6
Ratios to average net assets:(d)
 Expenses........................................         1.00%              1.00%(c)
 Net investment income (loss)....................        (0.20)%             1.16%(c)
Portfolio turnover rate..........................           93%                27%(e)

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D18

Financial Highlights

                                                                 SP PIMCO High Yield Portfolio
                                                            -----------------------------------
                                                                              September 22, 2000(a)
                                                               Year Ended            through
                                                            December 31, 2001   December 31, 2000
                                                            ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.......................      $10.02              $10.00
                                                                 ------              ------
Income from Investment Operations:
Net investment income......................................        0.59                0.17
Net realized and unrealized gains (losses) on investments..       (0.21)               0.02
                                                                 ------              ------
   Total from investment operations........................        0.38                0.19
                                                                 ------              ------
Less Distributions:
Dividends from net investment income.......................       (0.59)              (0.16)
Distributions from net realized gains......................          --               (0.01)
Distributions in excess of net realized capital gains......          --                  --(d)
                                                                 ------              ------
   Total distributions.....................................       (0.59)              (0.17)
                                                                 ------              ------
Net Asset Value, end of period.............................      $ 9.81              $10.02
                                                                 ======              ======
Total Investment Return(b).................................        3.97%               1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions)....................      $ 52.0              $  8.0
Ratios to average net assets:(e)
 Expenses..................................................        0.82%               0.82%(c)
 Net investment income.....................................        7.44%               7.78%(c)
Portfolio turnover rate....................................         105%                 88%(f)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Less than $0.005 per share.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001 and 3.42% and 5.18%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D19

Financial Highlights

                                                     SP PIMCO Total Return Portfolio
                                                 -----------------------------------
                                                                   September 22, 2000(a)
                                                    Year Ended            through
                                                 December 31, 2001   December 31, 2000
                                                 ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............      $10.40              $10.00
                                                      ------              ------
Income From Investment Operations:
Net investment income...........................        0.32                0.13
Net realized and unrealized gains on investments        0.57                0.39
                                                      ------              ------
   Total from investment operations.............        0.89                0.52
                                                      ------              ------
Less Distributions:
Dividends from net investment income............       (0.34)              (0.11)
Distributions from net realized gains...........       (0.25)              (0.01)
                                                      ------              ------
   Total distributions..........................       (0.59)              (0.12)
                                                      ------              ------
Net Asset Value, end of period..................      $10.70              $10.40
                                                      ======              ======
Total Investment Return(b)......................        8.66%               5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........      $147.0              $ 10.7
Ratios to average net assets(d):
  Expenses......................................        0.76%               0.76%(c)
  Net investment income.........................        3.69%               5.94%(c)
Portfolio turnover rate.........................         718%                239%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D20

Financial Highlights

                                              SP Prudential U.S. Emerging Growth Portfolio
                                        ----------------------------------------------------
                                                        Class I                     Class II
                                        -----------------------------------     -----------------
                                                          September 22, 2000(a)  July 9, 2001(b)
                                           Year Ended            through             through
                                        December 31, 2001   December 31, 2000   December 31, 2001
                                        ----------------- --------------------- -----------------
Per Share Operating Performance:
Net Asset Value, beginning of period...      $  8.38             $ 10.00             $ 7.56
                                             -------             -------             ------
Income from Investment Operations:
Net investment income (loss)...........        (0.01)               0.01              (0.01)
Net realized and unrealized losses on
 investments...........................        (1.48)              (1.62)             (0.67)
                                             -------             -------             ------
   Total from investment operations....        (1.49)              (1.61)             (0.68)
                                             -------             -------             ------
Less Dividends:
Dividends from net investment income...           --               (0.01)                --
                                             -------             -------             ------
Net Asset Value, end of period.........      $  6.89             $  8.38             $ 6.88
                                             =======             =======             ======
Total Investment Return(c).............       (17.78)%            (16.11)%            (8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)      $  31.2             $   6.4             $  0.2
Ratios to average net assets:(d)
 Expenses..............................         0.90%               0.90%(e)           1.30%(e)
 Net investment income (loss)..........        (0.37)%              0.49%(e)          (0.87)%(e)
Portfolio turnover rate................          258%                 82%(f)            258%(f)

(a)Commencement of operations.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.41% and (0.88)%, respectively, for Class I and 1.81% and (1.38)%, respectively, for Class II for the period ended December 31, 2001 and 4.26% and (2.87)%, respectively, for Class I for the period ended December 31, 2000.

(e)Annualized.

(f)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D21

Financial Highlights

                                                          SP Small/Mid Cap Value Portfolio
                                                       -----------------------------------
                                                                         September 22, 2000(a)
                                                          Year Ended            through
                                                       December 31, 2001   December 31, 2000
                                                       ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................      $11.13              $10.00
                                                            ------              ------
Income From Investment Operations:
Net investment income.................................        0.08                0.03
Net realized and unrealized gains on investments......        0.26                1.10
                                                            ------              ------
   Total from investment operations...................        0.34                1.13
                                                            ------              ------
Less Dividends:
Dividends from net investment income..................       (0.11)                 --(b)
                                                            ------              ------
Net Asset Value, end of period........................      $11.36              $11.13
                                                            ======              ======
Total Investment Return(c)............................        3.11%              11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...............      $ 47.4              $  6.1
Ratios to average net assets:(e)
 Expenses.............................................        1.05%               1.05%(d)
 Net investment income................................        1.08%               1.79%(d)
Portfolio turnover rate...............................          89%                 18%(f)

(a)   Commencement of operations.

(b)   Less than $0.005 per share.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)   Annualized.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)   Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D22

Financial Highlights

                                                SP Strategic Partners Focused Growth Portfolio
                                        ----------------------------------------------------------
                                                         Class I                         Class II
                                        --------------------------------------     --------------------
                                                             September 22, 2000(a) January 12, 2001(b)
                                             Year Ended             through              through
                                        December 31, 2001(h)   December 31, 2000   December 31, 2001(h)
                                        -------------------- --------------------- --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...       $  7.94               $ 10.00              $  8.43
                                              -------               -------              -------
Income From Investment Operations:
Net investment income (loss)...........         (0.01)                   --(g)             (0.03)
Net realized and unrealized losses on
 investments...........................         (1.20)                (2.06)               (1.70)
                                              -------               -------              -------
   Total from investment operations....         (1.21)                (2.06)               (1.73)
                                              -------               -------              -------
Less Distributions:
Dividends from net investment income(g)            --                    --                   --
                                              -------               -------              -------
Net Asset Value, end of period.........       $  6.73               $  7.94              $  6.70
                                              =======               =======              =======
Total Investment Return(c).............        (15.32)%              (20.47)%             (20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)       $   7.7               $   5.9              $   2.0
Ratios to average net assets:(e)
 Expenses..............................          1.01%                 1.01%(d)             1.41%(d)
 Net investment income (loss)..........         (0.16)%                0.18%(d)            (0.58)%(d)
Portfolio turnover rate................           116%                   37%(f)              116%(f)

(a) Commencement of offering of Class I shares.

(b) Commencement of offering of Class II shares.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d) Annualized.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.61% and (1.76)%, respectively, for Class I and 3.01% and (2.18)%, respectively, for Class II for the period ended December 31, 2001 and 3.88% and (2.69)%, respectively, for Class I for the period ended December 31, 2000.

(f) Not annualized.

(g) Less than $0.005 per share.

(h) Calculated based upon weighted average shares outstanding during the period.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D23

Financial Highlights

                                                                         Stock Index Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  38.66   $  44.45   $  37.74  $  30.22  $  23.74
                                                          --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.36       0.44      0.42      0.43
Net realized and unrealized gains (losses) on investments    (5.05)     (4.37)      7.23      8.11      7.34
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (4.69)     (4.01)      7.67      8.53      7.77
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.35)     (0.37)     (0.43)    (0.42)    (0.42)
Distributions from net realized gains....................    (1.98)     (1.41)     (0.53)    (0.59)    (0.87)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (2.33)     (1.78)     (0.96)    (1.01)    (1.29)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  31.64   $  38.66   $  44.45  $  37.74  $  30.22
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................   (12.05)%    (9.03)%   20.54 %   28.42 %   32.83 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,394.1   $4,186.0   $4,655.0  $3,548.1  $2,448.2
Ratios to average net assets:
  Expenses...............................................    0.39 %     0.39 %     0.39 %    0.37 %    0.37 %
  Net investment income..................................    1.02 %     0.83 %     1.09 %    1.25 %    1.55 %
Portfolio turnover rate..................................       3 %        7 %        2 %       3 %       5 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D24

                       Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Portfolio, Money Market Portfolio, Prudential Jennison Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Growth and Income Portfolio, SP Alliance Large Cap Growth Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid-Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid-Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio and Stock Index Portfolio (twenty-four of the thirty-six portfolios that constitute The Prudential Series Fund, Inc., the "Portfolios") at December 31, 2001, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY 10036
February 12, 2002

                                      E1

                          Tax Information (Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2001) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2001, the Series Fund paid dividends as follows:

                                                      Ordinary    Long-Term   Tax Return     Total
                                                      Dividends Capital Gains of Capital Distributions
                                                      --------- ------------- ---------- -------------
Global Portfolio.....................................  $2.524      $2.308           --      $4.832
Money Market Portfolio...............................   0.415          --           --       0.415
Prudential Jennison Portfolio (Class I)..............   0.030       0.190           --       0.220
Prudential Jennison Portfolio (Class II).............      --       0.190           --       0.190
SP Aggressive Growth Asset Allocation Portfolio......   0.023       0.061           --       0.084
SP AIM Aggressive Growth Portfolio...................      --       0.530           --       0.530
SP AIM Growth and Income Portfolio...................      --          --           --          --
SP Alliance Large Cap Growth Portfolio...............      --          --           --          --
SP Alliance Technology Portfolio.....................      --          --           --          --
SP Balanced Asset Allocation Portfolio...............   0.158       0.033           --       0.191
SP Conservative Asset Allocation Portfolio...........   0.170       0.030           --       0.200
SP Davis Value Portfolio.............................   0.050          --           --       0.050
SP Deutsche International Equity Portfolio...........   0.053          --           --       0.053
SP Growth Asset Allocation Portfolio.................   0.085       0.046           --       0.131
SP INVESCO Small Company Growth Portfolio............   0.000          --           --          --
SP Jennison International Growth Portfolio (Class I).      --          --       $0.024       0.024
SP Jennison International Growth Portfolio (Class II)      --          --        0.011       0.011
SP Large Cap Value Portfolio.........................   0.098          --           --       0.098
SP MFS Capital Opportunities Portfolio...............   0.010          --           --       0.010
SP MFS Mid Cap Growth Portfolio......................   0.008       0.040           --       0.048
SP PIMCO High Yield Portfolio........................   0.590          --           --       0.590
SP PIMCO Total Return Portfolio......................   0.528       0.058           --       0.586
SP Prudential U.S. Emerging Growth Portfolio
 (Class I)...........................................      --          --           --          --
SP Prudential U.S. Emerging Growth Portfolio
 (Class II)..........................................      --          --           --          --
SP Small/Mid Cap Value Portfolio.....................   0.111          --           --       0.111
SP Strategic Partners Focused Growth Portfolio
 (Class I)...........................................   0.002          --           --       0.002
SP Strategic Partners Focused Growth Portfolio
 (Class II)..........................................      --          --           --          --
Stock Index Portfolio................................   0.350       1.980           --       2.330

                                      E2

                         MANAGEMENT OF THE SERIES FUND
                                  (Unaudited)

       Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Series Fund and any other investment companies managed by Prudential Investments LLC (PI).

                             Independent Directors

                                                                                             Number of
                                         Term of                                           Portfolios in
                                        Office***                                          Fund Complex  Other Directorships
                            Position  and Length of         Principal Occupations           Overseen by      Held by the
Name, Address** and Age     With Fund  Time Served           During Past 5 Years             Director       Director****
-----------------------     ---------  -----------           -------------------             --------       ------------

Eugene C. Dorsey (75)       Director   Since 2001   Retired President, Chief Executive          78       Director, First
                                                    Officer and Trustee of the Gannett                   Financial Fund, Inc.
                                                    Foundation (now Freedom Forum);                      and The High Yield
                                                    formerly Publisher of four Gannett                   Plus Fund, Inc.
                                                    newspapers and Vice President of
                                                    Gannett Co., Inc.; Chairman of
                                                    Independent Sector, Washington,
                                                    D.C. (largest national coalition of
                                                    philanthropic organizations);
                                                    Chairman of the American Council for
                                                    the Arts; formerly Director of the
                                                    Advisory Board of Chase Manhattan
                                                    Bank of Rochester.

Saul K. Fenster, Ph.D. (68) Director   Since 1983   President (since December 1978) of          79       Member (since
                                                    New Jersey Institute of Technology;                  2000), Board of
                                                    Commissioner (since 1998) of the                     Directors of IDT
                                                    Middle States Association                            Corporation.
                                                    Commission on Higher Education;
                                                    Commissioner (since 1985) of the
                                                    New Jersey Commission on Science
                                                    and Technology; Director (since
                                                    1998) Society of Manufacturing
                                                    Engineering Education Foundation,
                                                    formerly a director or trustee of
                                                    Liberty Science Center, Research
                                                    and Development Council of New
                                                    Jersey, New Jersey State Chamber
                                                    of Commerce, and National Action
                                                    Council for Minorities in Engineering.

Delayne Dedrick Gold (63)   Director   Since 2001   Marketing Consultant.                       89

Maurice F. Holmes (58)      Director   Since 2001   Director of Center for Innovation in        58
                                                    Product Development, Professor of
                                                    Engineering, Massachusetts Institute
                                                    of Technology (since January 1998);
                                                    formerly Chief Engineer and
                                                    Corporate Vice President, Xerox
                                                    Corporation (1972-1997).

                                      F1

                                                                                             Number of
                                          Term of                                          Portfolios in
                                         Office***                                         Fund Complex   Other Directorships
                             Position  and Length of         Principal Occupations          Overseen by       Held by the
Name, Address** and Age      With Fund  Time Served           During Past 5 Years            Director        Director****
-----------------------      ---------  -----------           -------------------            --------        ------------

Robert E. La Blanc (67)      Director   Since 2001   President (since 1981) of Robert E.        74       Director of Storage
                                                     La Blanc Associates, Inc.                           Technology
                                                     (telecommunications); formerly                      Corporation (since
                                                     General Partner at Salomon Brothers                 1979), Chartered
                                                     and Vice-Chairman of Continental                    Semiconductor
                                                     Telecom. Trustee of Manhattan                       Manufacturing, Ltd.
                                                     College.                                            (Singapore)(since
                                                                                                         1998), Titan
                                                                                                         Corporation
                                                                                                         (electronics, since
                                                                                                         1995) and Salient 3
                                                                                                         Communications,
                                                                                                         Inc. (since 1995).
                                                                                                         Director of First
                                                                                                         Financial Fund, Inc.
                                                                                                         and The High Yield
                                                                                                         Plus Fund, Inc.

Douglas H. McCorkindale (62) Director   Since 2001   Chairman (since February 2001),            75       Director of Gannett
                                                     Chief Executive Officer (since June                 Co., Inc., Continental
                                                     2000) and President (since                          Airlines, Inc., and
                                                     September 1997) of Gannett Co. Inc.                 (since May 2001)
                                                     (publishing and media); formerly Vice               Lockheed Martin
                                                     Chairman (March 1984-May 2000) of                   Corp. (aerospace
                                                     Gannett Co. Inc.                                    and defense).

W. Scott McDonald, Jr. (64)  Director   Since 1983   Vice President (since 1997) of             79
                                                     Kaludis Consulting Group, Inc. (a
                                                     Sallie Mae company serving higher
                                                     education); Formerly principal (1993-
                                                     1997), Scott McDonald & Associates,
                                                     Chief Operating Officer (1991-1995),
                                                     Fairleigh Dickinson University,
                                                     Executive Vice President and Chief
                                                     Operating Officer (1975-1991), Drew
                                                     University, interim President (1988-
                                                     1990), Drew University and founding
                                                     director of School, College and
                                                     University Underwriters Ltd.

Thomas T. Mooney (60)        Director   Since 2001   President of the Greater Rochester         95       Director, President
                                                     Metro Chamber of Commerce;                          and Treasurer ofFirst
                                                     formerly Rochester City Manager;                    Financial Fund, Inc.
                                                     formerly Deputy Monroe County                       and The High Yield
                                                     Executive; Trustee of Center for                    Plus Fund, Inc.
                                                     Governmental Research, Inc.;
                                                     Director of Blue Cross of Rochester,
                                                     Monroe County Water Authority and
                                                     Executive Service Corps of
                                                     Rochester.

Stephen P. Munn (59)         Director   Since 2001   Formerly Chief Executive Officer           73       Chairman of the
                                                     (1998-2001) and President of Carlisle               Board (since
                                                     Companies Incorporated.                             January 1994) and
                                                                                                         Director (since 1988)
                                                                                                         of Carlisle
                                                                                                         Companies
                                                                                                         Incorporated
                                                                                                         (manufacturer of
                                                                                                         industrial products).

                                      F2

                                                                                             Number of
                                         Term of                                           Portfolios in
                                        Office***                                          Fund Complex   Other Directorships
                            Position  and Length of         Principal Occupations           Overseen by       Held by the
Name, Address** and Age     With Fund  Time Served           During Past 5 Years             Director        Director****
-----------------------     ---------  -----------           -------------------             --------        ------------
Richard A. Redeker (58)     Director   Since 2001   Management consultant; formerly             73
                                                    employee of Prudential Investments
                                                    (October 1996-December 1998);
                                                    formerly, President, Chief Executive
                                                    Officer and Director (October 1993-
                                                    September 1996) of Prudential
                                                    Mutual Fund Management, Inc.
                                                    (PMF); Executive Vice President,
                                                    Director and Member of the
                                                    Operating Committee (October 1993-
                                                    September 1996) of Prudential
                                                    Securities Incorporated (Prudential
                                                    Securities); Director (October 1993-
                                                    September 1996) of Prudential
                                                    Securities Group, Inc.; Executive Vice
                                                    President (January 1994-September
                                                    1996) of The Prudential Investment
                                                    Corporation; Director (January 1994-
                                                    September 1996) of Prudential
                                                    Mutual Fund Distributors, Inc. and
                                                    Prudential Mutual Fund Services, Inc.

Robin B. Smith (62)         Director   Since 2001   Chairman and Chief Executive Officer        69       Director of BellSouth
                                                    (since August 1996) of Publishers                    Corporation (since
                                                    Clearing House (publishing), formerly                1992) and Kmart
                                                    President and Chief Executive Officer                Corporation (retail)
                                                    (January 1988-August 1996) of                        (since 1996).
                                                    Publishers Clearing House.

Stephen Stoneburn (58)      Director   Since 2001   President and Chief Executive Officer       74
                                                    (since June 1996) of Quadrant Media
                                                    Corp. (a publishing company);
                                                    formerly President (June 1995-June
                                                    1996) of Argus Integrated Media, Inc.;
                                                    Senior Vice President and Managing
                                                    Director (January 1993-1995) of
                                                    Cowles Business Media and Senior
                                                    Vice President of Fairchild
                                                    Publications, Inc (1975-1989).

Nancy H. Teeters (71)       Director   Since 2001   Economist; Formerly Vice President          72
                                                    and Chief Economist of International
                                                    Business Machines Corporation;
                                                    Director of Inland Steel Industries
                                                    (July 1984-1999); Formerly Governor
                                                    of the Federal Reserve (September
                                                    1978-June 1984).

Joseph Weber, Ph.D. (78)/1/ Director   Since 1993   Vice President, Finance, Interclass         62
                                                    (international corporate learning)
                                                    since 1991; formerly President, The
                                                    Alliance for Learning; retired Vice
                                                    President, Member of the Board of
                                                    Directors and Member of the
                                                    Executive and Operating
                                                    Committees, Hoffmann-LaRoche Inc;
                                                    Member, Board of Overseers, New
                                                    Jersey Institute of Technology.
                                                    Trustee and Vice Chairman Emeritus,
                                                    Fairleigh Dickinson University.

                                      F3

                                                                                       Number of
                                     Term of                                         Portfolios in
                                    Office***                                        Fund Complex  Other Directorships
                        Position  and Length of        Principal Occupations          Overseen by      Held by the
Name, Address** and Age With Fund  Time Served          During Past 5 Years            Director       Director****
----------------------- ---------  -----------          -------------------            --------       ------------
Louis A. Weil, III (60) Director   Since 2001   Formerly Chairman (January 1999-          73
                                                July 2000), President and Chief
                                                Executive Officer (January 1996-July
                                                2000) and Director (since September
                                                1991) of Central Newspapers, Inc.;
                                                formerly Chairman of the Board
                                                (January 1996-July 2000), Publisher
                                                and Chief Executive Officer (August
                                                1991-December 1995) of Phoenix
                                                Newspapers, Inc.

Clay T. Whitehead (63)  Director   Since 2001   President (since 1983) of National        91
                                                Exchange Inc. (new business
                                                development firm).

                             Interested Directors

                                                                                                 Number of
                                             Term of                                           Portfolios in
                                            Office***                                          Fund Complex  Other Directorships
                              Position    and Length of         Principal Occupations           Overseen by      Held by the
Name, Address** and Age       With Fund    Time Served           During Past 5 Years             Director       Director****
-----------------------       ---------    -----------           -------------------             --------       ------------

*Robert F. Gunia (55)       Vice           Since 2001   Executive Vice President and Chief          112      Vice President and
                            President and               Administrative Officer (since June                   Director (since May
                            Director                    1999) of PI; Executive Vice President                1989) of The Asia
                                                        and Treasurer (since January 1996)                   Pacific Fund, Inc.
                                                        of PI; President (since April 1999) of               Vice President and
                                                        Prudential Investment Management                     Director (since May,
                                                        Services LLC (PIMS); Corporate Vice                  1992) of Nicholas-
                                                        President (since September 1997) of                  Applegate Growth
                                                        The Prudential Insurance Company                     Equity Fund
                                                        of America (Prudential); formerly
                                                        Senior Vice President (March 1987-
                                                        May 1999) of Prudential Securities;
                                                        formerly Chief Administrative Officer
                                                        (July 1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF.

*David R. Odenath, Jr. (44) President and  Since 1999   President, Chief Executive Officer          115
                            Director                    and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

*Judy A. Rice (54)          Vice           Since 2001   Executive Vice President (since             111
                            President and               1999) of PI; formerly various
                            Director                    positions to Senior Vice President
                                                        (1992-1999) of Prudential Securities;
                                                        and various positions to Managing
                                                        Director (1975-1992) of Salomon
                                                        Smith Barney Advisors; Member of
                                                        Board of Governors of the Money
                                                        Management Institute; Member of the
                                                        Prudential Securities Operating
                                                        Council and a Member of the Board
                                                        of Directors for the National
                                                        Association for Variable Annuities.

                                      F4

       Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

                                   Officers

                                      Term of
                                     Office***
                         Position  and Length of         Principal Occupations
Name, Address** and Age With Trust  Time Served           During Past 5 Years
----------------------- ----------  -----------           -------------------
Grace C. Torres (42)    Treasurer   Since 1997   Senior Vice President (since January
                        and                      2000) of PI; formerly First Vice
                        Principal                President (December 1996-January
                        Financial                2000) of PI and First Vice President
                        and                      (March 1993-1999) of Prudential
                        Accounting               Securities.
                        Officer

Jonathan D. Shain (43)  Secretary   Since 2001   Vice President and Corporate
                                                 Counsel (since August 1998) of
                                                 Prudential; formerly Attorney with
                                                 Fleet Bank, N.A. (January 1997-July
                                                 1998) and Associate Counsel
                                                 (August 1994-January 1997) of New
                                                 York Life Insurance Company.

William V. Healey (48)  Assistant   Since 1999   Vice President and Associate
                        Secretary                General Counsel (since 1998) of
                                                 Prudential; Executive Vice President,
                                                 Secretary and Chief Legal Officer
                                                 (since February 1999) of PI; Senior
                                                 Vice President, Chief Legal Officer
                                                 and Secretary (since December
                                                 1998) of PIMS; Executive Vice
                                                 President, Chief Legal Officer and
                                                 Secretary (since February 1999) of
                                                 Prudential Mutual Fund Services
                                                 LLC; Director (since June 1999) of
                                                 ICI Mutual Insurance Company; prior
                                                 to August 1998, Associate General
                                                 Counsel of the Dreyfus Corporation
                                                 (Dreyfus), a subsidiary of Mellon
                                                 Bank, N.A. (Mellon Bank), and an
                                                 officer and/or director of various
                                                 affiliates of Mellon Bank and Dreyfus.

Jeffrey M. Scarbel (38) Assistant   Since 2000   Vice President (since November
                        Treasurer                2000) of PI; formerly Director
                                                 (October 1996-November 2000) of
                                                 PI.

--------
/1  Mr. Weber is scheduled to retire from the Board as of December 31, 2002. /
* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager a Subadviser or the Distributor.
** Unless otherwise noted, the address of the Directors and Officers is c/o:
   Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
***There is no set term of office for Directors and Officers. The Independent
   Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.
****This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
Additional information about the Fund's Directors is included in the Fund's
   Statement of Additional Information which is available without charge, upon request, by calling (800) 778-2255, if you own a variable life insurance contract or (888) 778-2888, if you own a variable annuity contract.

                                      F5

--------------------------------------------------------------------------------


Annuities have limitations, withdrawal charges, and terms for keeping them in force. For costs and complete details of coverage, call your licensed financial professional. Strategic Partners Annuity One, Strategic Partners Select, and Strategic Partners Advisor are variable annuities issued by Pruco Life Insurance Company (in New York issued by Pruco Life Insurance Company of New Jersey), both located at 213 Washington Street, Newark, NJ 07102-2992, and distributed through Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. All are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations.

Strategic Partners Annuity One Contract #VBON-2000-OR and VDCA-2000-OR. Strategic Partners Select Contract #VFM-96-OR. Strategic Partners Advisor Contract #VFLX-99-OR. Not available in all states.

All guarantees are based on the claims-paying ability of the issuer. The guarantees do not apply to an investment in performance or the safety of the underlying portfolios in the variable annuity.

Tax deferral is not exclusive to annuities. Tax deferral is also provided by an Individual Retirement Account and other qualified retirement plans. An annuity contract should be used to fund a qualified retirement plan to benefit from the annuity's features other than tax deferral, including the lifetime income payout option, the death benefit protection and, for variable annuities, the ability to transfer among investment options without sales or withdrawal charges.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding") in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or "opt out" of householding at any time.

For online access to your policy information, visit www.prudential.com.

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Annuities are: NOT FDIC INSURED NOT BANK GUARANTEED MAY LOSE VALUE



                                                                 -------------
[LOGO] PRUDENTIAL FINANCIAL                                        Presorted
                                                                   Standard
Prudential Annuity Service Center                                 U.S. Postage
P.O. Box 13467                                                       PAID
Philadelphia, PA 19101                                            Prudential
                                                                 -------------
Address Service Requested




IFS-A065243
Strategic Partners Annuity One--ORD000057
Strategic Partners Select--ORD01035
Strategic Partners Advisor--ORD01033
Ed. 12/31/2001

The Prudential Series Fund, Inc.                ANNUAL REPORT December 31 , 2001
--------------------------------------------------------------------------------

     PRUDENTIAL JENNISON PORTFOLIO (CLASS II)
     SP JENNISON INTERNATIONAL GROWTH
        PORTFOLIO (CLASS II)
     20/20 FOCUS PORTFOLIO (CLASS II)
     VALUE PORTFOLIO (CLASS II)


--------------------------------------------------------------------------------



[GRAPHIC]


    Build

--------------------------------------------------------------------------------






                                                          on the Rock

--------------------------------------------------------------------------------



The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777
IFS-2002-A068589
PSF HARTFORD AR


                                                  Prudential [LOGO] Financial

[Logo]        Build on the Rock

--------------------------------------------------------------------------------













This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. The prospectus contains more information about both The Prudential Series Fund, Inc. and the variable product, including all charges and expenses, and should be read carefully before investing or sending money.

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

     Letter to Contract Owners

--------------------------------------------------------------------------------

[PHOTO]
Chairman
David R. Odenath, Jr.

"The behavior of the broad market in the weeks following September 11 underscores the importance of refraining from making investment decisions based on emotional reactions--it's better to maintain a patient focus on long-term investment strategies."

DEAR CONTRACT OWNER:
This annual report reviews the investment strategies and performance of the Prudential Series Fund Class II Portfolio(s).

SEPTEMBER 11, 2001
The days and weeks following the attacks of September 11 were difficult for all Americans. As a nation we mourned, yet our resolve to carry on was strong. At Prudential Financial, getting back to business was the best way we knew to pay tribute to the American spirit and reassure our clients of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and in the aftermath of the terrorist attacks, it was even more so. It was important for us to be there for you.

FINANCIAL MARKETS ARE RESILIENT
As of this writing, what we have known about the resilience of our financial markets has been reaffirmed. In the period following the attacks, the Dow Jones Industrial Average--considered a general measure of market performance--fell to its lowest level since October 1998. This decline was not unexpected--the markets exhibited similar behavior in the wake of other pivotal moments in history, including Pearl Harbor, the Cuban Missile Crisis, and the start of the Persian Gulf War. Likewise, the Index's rebound mirrored historic precedent when on Friday, November 9, the Average rose above its pre-September 11 level for the first time. Of course, historic precedent should not be used to predict the outcome of future events.

STAY THE COURSE
The behavior of the broad market in the weeks following September 11 underscores the importance of refraining from making investment decisions based on emotional reactions--it's better to maintain a patient focus on long-term investment strategies. Now may also be a good time for investors to review their portfolios, to ensure that their assets are allocated in a way that is best suited to meet these strategies. Above all else, investors should continue to seek guidance from a financial professional.

Thank you.

Sincerely,

/s/ David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                               January 31, 2002




The views expressed are as of January 31, 2002, and are subject to change based on market and other conditions.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

     Prudential Jennison Portfolio (Class II)
--------------------------------------------------------------------------------

MANAGED BY

Jennison Associates LLC

Although there is still heightened uncertainty and concerns about deteriorating business conditions, we believe that economic recovery in the United States will be well underway by mid-2002. The United States government is currently ahead of the rest of the world in providing monetary and fiscal stimuli to its economy, which remains flexible and resilient. U. S. corporations are likely to recover faster than their international counterparts because they were quicker to suspend their spending on new capacity and to reduce their excess inventory. They will have to increase spending to meet the growing demand for goods. Strong personal income gains sustained consumer spending.

PERFORMANCE SUMMARY

-----------------------------------------------------------------------------------
                                                   Six                      Since
Average Annual Returns                            Months      1-Year     Inception*
Prudential Jennison Portfolio (Class II)/1/       -6.30%     -18.60%      -21.45%

Lipper (VIP) Large-Cap Growth Funds Avg./2/       -9.07%     -21.88%      -17.36%

Russell 1000(R) Growth Index/3/                   -7.21%     -20.42%      -20.28%

S&P 500 Index/4/                                  -5.56%     -11.88%       -8.50%
-----------------------------------------------------------------------------------

Prudential Jennison Portfolio (Class II) inception date: 2/10/2000.

Although the Prudential Series Fund Prudential Jennison Portfolio (Class II) declined 18.60% in 2001, the Lipper (VIP) Large-Cap Growth Funds Average fell a substantial three percentage points more for the year ended December 31, 2001. These results reflected the poor environment for growth investing.

PERFORMANCE REVIEW

Consumer spending was the strongest component of the U.S. economy in 2001, and several of the Portfolio's investments in consumer-oriented stocks such as Gillette, Pepsi, and other retailers made positive contributions to its return. Wal-Mart Stores made a particularly large contribution. Media stocks such as AOL Time Warner and Walt Disney also benefited from consumer spending. In addition, toward the end of the year, investors began to anticipate an increase in advertising spending as the U.S. economy recovers.

The largest contributions by individual companies came from three computer companies whose earnings growth appears strongly based--Microsoft, IBM, and Dell Computer. However, the Portfolio's technology holdings that are related to large computer networks or telecommunications posted large declines. These included Nokia, Sun Microsystems, Cisco Systems, EMC, and JDS Uniphase.

Some banks, including MBNA, made positive contributions, but financial institutions exposed to capital market conditions were among the poorer performers. American Express was hurt by the decline in travel after September 11.

Several healthcare holdings also were among the positive contributors, including Johnson & Johnson, Sepracor, and Abbott Laboratories.

The Portfolio's energy stocks--most notably the oil service companies Halliburton and Schlumberger--were among its poorest performers.

                       $10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                $6,334 Prudential Jennison    $6,986 Lipper (VIP) Large-Cap        $8,434
                   Portfolio (Class II)/1/            Growth Funds Avg./2/     S&P 500 Index/4/
                   -----------------------            --------------------     ----------------
Jan/2000                  10,000.00                        10,000.00             10,000.00
Jun/2000                   9,818.63                        10,622.80             10,484.00
Dec/2000                   7,781.32                         8,853.24              9,570.62
Jun/2001                   6,759.47                         7,647.58              8,930.07
Dec/2001                   6,333.79                         6,985.67              8,434.00


* Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, Russell 1000(R) Growth Index, and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 1/31/2000. Performance less than one year is cumulative.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Russell 1000(R) Growth Index contains those securities in the Russell 1000(R) Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

     SP Jennison International Growth Portfolio (Class II)
--------------------------------------------------------------------------------

MANAGED BY

Jennison Associates LLC

We expect to move slowly toward more economically exposed companies as the new calendar year unfolds and before most investors are prepared to commit fully to an economic recovery. However, we are focusing narrowly on the companies we think are best positioned to come out of the downturn strongly--those with good balance sheets and strategic positions.

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------------------------
                                                                Six                      Since
Average Annual Returns                                         Month        1-Year     Inception*
SP Jennison International Growth Portfolio (Class II)/1/      -13.67%      -35.92%      -37.67%
Lipper (VIP) International Funds Avg./2/                       -8.37%      -21.48%      -20.77%
MSCI EAFE Index/3/                                             -8.00%      -21.44%      -19.33%
--------------------------------------------------------------------------------------------------

SP Jennison International Growth Portfolio (Class II) inception date: 10/4/2000.

The SP Jennison International Growth Portfolio declined substantially, primarily because growth investing was out of favor on a global basis. The Lipper (VIP) International Funds Average fared better because it includes funds with different investment styles, including those with greater style diversification.

PERFORMANCE REVIEW

Technology, media, and telecommunications stocks accounted for a substantial part of the Portfolio's decline. Consumers are adopting new telecommunication services much more slowly than originally anticipated. Colt Telecom Group, by far the largest detractor, focuses on the profitable business of wiring commercial buildings with the most current technology. A few large companies in its business went bankrupt, so investors abandoned the group as a whole. Cable & Wireless (Internet and private telecommunications networks), Vodafone Group, and Sonera (both wireless telephone services) also had substantial price declines. Stocks of companies providing the hardware for these services, such as Marconi, Nokia, and Alcatel, also had steep drops. Technological consultants and software firms also hurt the Portfolio, particularly Logica, Dimension Data Holdings, and Cap Gemini.

Media companies were hurt by the economic slowdown's consequent reduction of advertising spending. The large publishers Pearson and VNU had the largest impacts on the Portfolio, although neither has extensive exposure to the recession-driven slowdown in advertising.

Li & Fung manages the outsourced manufacturing of apparel for brands such as Limited and Abercrombie & Fitch. Some of the fashion retailers who are its customers were hesitant to take on inventory this year because of concerns that the economic slowdown would hurt spring sales.

Our healthcare holdings, including Sanofi-Synthelabo, H. Lundbeck (both drugs), and Serono (biotechnology), made a positive aggregate contribution. So did some financial positions, including Hana Bank and Marschollek, Lautenschlager (financial consulting for young professionals). Positive contributors among our technology holdings included ASM International (semiconductor equipment) and SAP (software).

                       $10,000 INVESTED SINCE INCEPTION*

                                     [CHART]

               $5,557 SP Jennison International/         $7,645 MSCI
                  Growth Portfolio (Class II)/1/          EAFE Index/3/
                  ------------------------------          -------------
Dec/2000                        8,672.11                   9,731.66
Jun/2001                        6,436.55                   8,309.94
Dec/2001                        5,556.74                   7,644.93


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

* Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and the MSCI EAFE Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000. Performance of less than one year is cumulative.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/  Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
     (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

     20/20 Focus Portfolio (Class II)
--------------------------------------------------------------------------------


MANAGED BY

Jennison Associates LLC

As we expected, good investments are more widely and thinly distributed now. In this market, unlike the late 1990s, we don't think that investors will be able to achieve substantial gains by guessing whether value or growth stocks will be favored, or by following a hot sector. We expect the U.S. economy to resume its growth in mid-2002, but profitability gains are likely to be spotty. Individual stock selection will be more critical than ever. It is an ideal environment for the 20/20 Focus Portfolio, which consists of concentrated portfolios managed by specialists in each style.

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------
                                                Six                    Since
Average Annual Returns                         Month      1-Year     Inception*

20/20 Focus Portfolio (Class II)/1/           -3.63%      -1.30%      -1.51%
Lipper (VIP) Large-Cap Core Funds Avg./2/     -6.06%     -13.03%      -8.04%
Lipper (VIP) Multi-Cap Core Funds Avg./3/     -6.40%     -12.94%      -8.78%
Russell 1000(R) Index/4/                      -5.81%     -12.45%      -8.83%
S&P 500 Index/5/                              -5.56%     -11.88%      -7.92%
--------------------------------------------------------------------------------

20/20 Focus Portfolio (Class II) inception date: 2/15/2000. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large-Cap Core Funds Average are also shown, because the management of the portfolios included in the Large-Cap Core Funds Average is more consistent with the management of the Portfolio.

The slight loss in a steeply falling market of the Prudential Series Fund 20/20 Focus Portfolio (Class II) ranked it among the top performers in its Lipper peer group, more than 10 percentage points above the Lipper Multi-Cap Core Funds Average, the Lipper Large-Cap Core Funds Average, and the S&P 500 Index. Both value and growth components outperformed their respective benchmarks. The large differences in style performance that characterized the stock market in recent years have disappeared. Both value and growth stocks in the S&P 500 Index declined about the same amount. Nonetheless, the Portfolio's value holdings posted a significant positive contribution in this falling stock market.

PERFORMANCE REVIEW

The value investing style is based on buying when shares are inexpensive. Well-timed purchases of shares of Federated Department Stores and of several media companies resulted in gains for the Portfolio's value holdings. A judicious sale of the long-distance telephone company Global Crossing also resulted in a positive contribution, despite the stock's subsequent tumble. The property and casualty insurer XL Capital benefited from rising insurance prices, and then September 11 favorably shifted the balance of demand and supply. The Portfolio recorded significant gains on the agricultural chemical company Monsanto and the defense company Northrop Grumman.

The Portfolio's growth holdings had substantial gains on three technology companies whose long-term strength had been temporarily forgotten by other investors in the market's move away from the sector. Dell Computer, Microsoft, and IBM stocks rose sharply. Johnson & Johnson shares also gained ground. However, the Portfolio suffered significant losses on the telecommunications companies Vodafone, Qwest International, and AT&T. Its telecommunications equipment investments, notably Nokia and JDS Uniphase, also have not yet recovered from the sector's decline. Other large detractors included Liberty Media and the biotechnology company Amgen.

                        $10,000 INVESTED SINCE INCEPTION*

                                     [CHART]

                            $9,719 20/20 Focus             $8,434
                          Portfolio (Class II)/1/     S&P 500 Index/5/
                          -----------------------     ----------------
Jan/2000                      10,000.00                  10,000.00
Jun/2000                       9,855.58                  10,484.00
Dec/2000                       9,847.38                   9,570.62
Jun/2001                      10,085.20                   8,930.07
Dec/2001                       9,718.93                   8,434.00


* Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Averages, Russell 1000(R) Index, and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 2/29/2000. Performance less than one year is cumulative. The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would bE significantly lower.

/2/,/3/ The Lipper Variable Insurance Products (VIP) Large-Cap Core and
        Multi-Cap Core Funds Averages are calculated by Lipper, Inc., and reflecT the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/4/ The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

/5/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.                 Annual Report December 31, 2001
--------------------------------------------------------------------------------

     Value Portfolio (Class II)
--------------------------------------------------------------------------------

MANAGED BY

Deutsche Asset Management, Inc.; Jennison Associates LLC; and Victory Capital Management, Inc.

The terrorist attacks of September 11 spurred the addition of both monetary and fiscal stimulus to the economy in very large measure. However, we think that much of the benefit of the economic stimulus package has already been reflected in share prices after the post-September upward bounce. Even if spending rises, few companies have the pricing power to increase their profits to the high levels that many analysts are forecasting. We expect the ensuing disappointments to provide us with good value opportunities in the months ahead.

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------
                                                 Six         Since
Cumulative Total Returns                        Month      Inception*

Value Portfolio (Class II)/1/                   -3.07%      -4.34%
Lipper (VIP) Large-Cap Value Funds Avg./2/      -4.97%      -5.77%
Lipper (VIP) Multi-Cap Value Funds Avg./3/      -2.60%      -2.72%
Russell 1000(R) Value Index/4/                  -4.39%      -4.41%
S&P 500 Index/5/                                -5.56%      -7.23%
--------------------------------------------------------------------------------


Value Portfolio (Class II) inception date: 5/14/2001. Although Lipper classifies the Portfolio within the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios included in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio.

The Prudential Series Fund Value Portfolio (Class II) returned -4.34% since its inception in May 2001. This return was above the -5.77% Lipper (VIP) Large-Cap Value Funds Average.

PERFORMANCE REVIEW

The Portfolio benefited from its diversification and its focus on companies that were relatively independent of the pace of economic activity. For example, Tyco performed well because its earnings were supported by noncyclical businesses such as burglar alarms and hospital supplies. The Portfolio's inexpensively purchased technology holdings--including IBM and Dell--contributed substantially to its return.

The Portfolio also benefited from opportunistic purchases it made in the steep September market decline. Investors soon began to look ahead to an economic recovery driving the rapid fourth-quarter rebound. The Portfolio's oil services, media and entertainment, and financial services stocks posted strong gains. XL Capital also benefited from the huge supply and demand imbalance for property and casualty insurance after September 11.

However, energy-related companies, and some financial companies that derive a large part of their income from managing investments, detracted from the Portfolio's return. Enron had special problems because it had been financing purchases of energy assets with high levels of debt. Once questions about its ability to service its debt arose, its energy trading customers took their business elsewhere. Telecommunications and natural resources stocks also detracted from the Portfolio's return.

                        $10,000 INVESTED SINCE INCEPTION*

                                     [CHART]

                               $9,566 Value                   $9,277
                          Portfolio (Class II)/1/         S&P 500 Index/5/
                          -----------------------         ----------------
Apr/2001                        10,000.00                   10,000.00
Jun/2001                         9,868.62                    9,822.15
Dec/2001                         9,565.84                    9,276.53


* Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Averages, Russell 1000(R) Value Index, and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/2001.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Performance less than one year is cumulative.

/2/,/3/ The Lipper Variable Insurance Products (VIP) Large-Cap Value and
        Multi-Cap Value Funds Averages are calculated by Lipper, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses, but not product charges.

/4/ The Russell 1000(R) Value Index contains those securities in the Russell 1000(R) Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

/5/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2001


                                                                                SP Jennison
                                                                 Prudential    International
                                                                  Jennison        Growth         Value       20/20 Focus
                                                                 Portfolio       Portfolio     Portfolio      Portfolio
--------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments, excluding repurchase agreements, at value (a)... $2,250,701,989   $36,077,554  $1,905,080,318  $ 90,759,499
 Repurchase agreements (a)....................................             --            --      10,342,000            --
 Cash.........................................................             --            --          84,234            --
 Foreign currency, at value (b)...............................             --            13              --            --
 Receivable for investments sold..............................     25,110,098       156,028      26,967,680       183,404
 Interest and dividends receivable............................      2,021,312        12,902       2,334,790        86,485
 Receivable for capital stock sold............................        613,700       318,352       4,228,324         9,052
 Receivable for securities lending income.....................            278            --              --            --
 Deferred expenses and other assets...........................         15,205           147          12,404           605
--------------------------------------------------------------------------------------------------------------------------
   Total Assets...............................................  2,278,462,582    36,564,996   1,949,049,750    91,039,045
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Payable to custodian.........................................             --            --              --           397
 Payable for investments purchased............................     24,426,400        72,390      24,559,078     1,112,345
 Payable for capital stock repurchased........................      4,786,401     1,655,744       1,389,601           859
 Management fee payable.......................................      1,141,282         2,821         259,700        56,953
 Payable to broker for collateral for securities on loan......      1,013,168            --     119,684,054            --
 Withholding tax payable......................................         15,991           425           3,473            --
 Distribution fee payable.....................................         11,502         3,066             207           423
 Administration fee payable...................................          6,901         1,840             124           254
 Securities lending rebate payable............................             --            --         188,958            --
 Payable to securities lending agent..........................             70            --         155,663            --
 Accrued expenses and other liabilities.......................        625,308        17,060         341,659        41,820
--------------------------------------------------------------------------------------------------------------------------
   Total Liabilities..........................................     32,027,023     1,753,346     146,582,517     1,213,051
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................................... $2,246,435,559   $34,811,650  $1,802,467,233  $ 89,825,994
--------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
 Common stock, at $0.01 par value............................. $    1,210,053   $    63,947  $    1,006,131  $     84,313
 Paid-in-capital, in excess of par............................  2,919,820,946    41,761,118   1,718,491,461    91,170,296
--------------------------------------------------------------------------------------------------------------------------
                                                                2,921,030,999    41,825,065   1,719,497,592    91,254,609
 Undistributed (Overdistribution of) net investment income....        216,889       (15,405)        238,953        15,465
 Accumulated net realized loss on investments.................   (670,355,074)   (5,659,047)     (4,426,787)   (6,949,497)
 Net unrealized appreciation (depreciation) on investments and
   foreign currencies.........................................     (4,457,255)   (1,338,963)     87,157,475     5,505,417
--------------------------------------------------------------------------------------------------------------------------
 Net assets, December 31, 2001................................ $2,246,435,559   $34,811,650  $1,802,467,233  $ 89,825,994
--------------------------------------------------------------------------------------------------------------------------
Net assets consist of
 Class I...................................................... $2,186,856,553   $19,917,773  $1,801,362,628  $ 87,778,763
 Class II.....................................................     59,579,006    14,893,877       1,104,605     2,047,231
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
 Class I (c)..................................................    117,775,850     3,653,452     100,551,383     8,238,627
 Class II (d).................................................      3,229,430     2,741,204          61,680       192,673
--------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
 Class I...................................................... $        18.57   $      5.45  $        17.91  $      10.65
 Class II.....................................................          18.45          5.43           17.91         10.63
--------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments (e)....................... $2,255,159,244   $37,417,130  $1,828,264,749  $ 85,254,082
(b)  Identified cost of foreign currency...................... $           --   $        13  $           --  $         --
(c)  Class I authorized shares................................    240,000,000    80,000,000     340,000,000   140,000,000
(d)  Class II authorized shares...............................     20,000,000    20,000,000      10,000,000    10,000,000
(e)  Including collateral for securities on loan of........... $    1,013,168   $        --  $  119,684,054  $         --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                           STATEMENTS OF OPERATIONS
                         Year Ended December 31, 2001


                                                                            SP Jennison
                                                             Prudential    International                   20/20
                                                              Jennison        Growth         Value         Focus
                                                             Portfolio       Portfolio     Portfolio     Portfolio
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest................................................. $   2,156,870   $   159,279  $   1,433,527  $   243,825
  Dividends (a)............................................    17,605,950       148,616     31,403,710    1,041,389
  Income from securities loaned, net.......................        44,353            --        232,178           --
--------------------------------------------------------------------------------------------------------------------
                                                               19,807,173       307,895     33,069,415    1,285,214
--------------------------------------------------------------------------------------------------------------------
EXPENSES
  Management fee...........................................    14,493,502       180,080      7,502,560      694,353
  Distribution fee -- Class II.............................        73,255        23,400            643        3,108
  Administration fee -- Class II...........................        43,953        14,040            386        1,865
  Shareholders' reports....................................       650,000         2,200        455,000       26,000
  Custodian's fees and expenses............................       203,000       176,000        185,000      104,600
  Audit fee................................................        70,000        12,000         41,000       10,500
  Commitment fee on syndicated credit agreement............        47,000            --         23,000        4,000
  Directors' fees..........................................        25,000         7,200         20,000       12,000
  Legal fees and expenses..................................        13,000         1,500         10,000        2,000
  Transfer agent's fees and expenses.......................        10,000         4,000          7,000        1,700
  Amortization of offering costs...........................            --        10,000             --           --
  Miscellaneous............................................         9,995         1,074         16,075        1,851
--------------------------------------------------------------------------------------------------------------------
   Total expenses..........................................    15,638,705       431,494      8,260,664      861,977
  Less: custodian fee credit...............................       (54,496)      (26,191)       (25,652)      (1,234)
     expense subsidy.......................................            --      (131,350)            --           --
--------------------------------------------------------------------------------------------------------------------
   Net expenses............................................    15,584,209       273,953      8,235,012      860,743
--------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................     4,222,964        33,942     24,834,403      424,471
--------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
   Investments.............................................  (649,705,913)   (5,523,742)    80,777,929   (5,263,132)
   Foreign currencies......................................            --       (72,509)        (1,520)          --
--------------------------------------------------------------------------------------------------------------------
                                                             (649,705,913)   (5,596,251)    80,776,409   (5,263,132)
--------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................   113,723,602      (555,388)  (148,188,635)   3,567,245
   Foreign currencies......................................            --           879             --           --
--------------------------------------------------------------------------------------------------------------------
                                                              113,723,602      (554,509)  (148,188,635)   3,567,245
--------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FOREIGN
CURRENCIES.................................................  (535,982,311)   (6,150,760)   (67,412,226)  (1,695,887)
--------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....... $(531,759,347)  $(6,116,818) $ (42,577,823) $(1,271,416)
--------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding taxes of................... $     143,297   $    14,582  $      58,138  $     2,962

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                                Prudential
                                                                                            Jennison Portfolio
                                                                                     -------------------------------


                                                                                       Year Ended      Year Ended
                                                                                      December 31,    December 31,
                                                                                          2001            2000
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................. $    4,222,964  $       703,384
  Net realized gain (loss) on investments and foreign currencies....................   (649,705,913)     369,567,025
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currencies.......................................................................    113,723,602   (1,010,479,700)
----------------------------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................   (531,759,347)    (640,209,291)
----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..........................................................................     (3,975,406)        (703,377)
   Class II.........................................................................            (12)              (7)
----------------------------------------------------------------------------------------------------------------------
                                                                                         (3,975,418)        (703,384)
----------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I..........................................................................             --          (30,690)
   Class II.........................................................................             --               --
----------------------------------------------------------------------------------------------------------------------
                                                                                                 --          (30,690)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..........................................................................    (23,590,806)    (413,356,512)
   Class II.........................................................................       (258,609)      (1,617,246)
----------------------------------------------------------------------------------------------------------------------
                                                                                        (23,849,415)    (414,973,758)
----------------------------------------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I..........................................................................             --               --
   Class II.........................................................................             --               --
----------------------------------------------------------------------------------------------------------------------
                                                                                                 --               --
----------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS................................................    (27,824,833)    (415,707,832)
----------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold................................................................    468,098,719    1,068,099,635
  Capital stock issued in reinvestment of dividends and distributions...............     27,824,833      415,707,832
  Capital stock repurchased.........................................................   (595,952,756)    (292,509,262)
----------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.................................................................   (100,029,204)   1,191,298,205
----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............................................   (659,613,384)     135,381,082
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...............................................................  2,906,048,943    2,770,667,861
----------------------------------------------------------------------------------------------------------------------
  End of period (b)................................................................. $2,246,435,559  $ 2,906,048,943
----------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.......................................................................     23,972,144       32,459,159
  Shares issued in reinvestment of dividends and distributions......................      1,363,188       17,750,417
  Shares repurchased................................................................    (30,857,338)      (9,214,265)
----------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING.....................................     (5,522,006)      40,995,311
----------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of................................ $      216,889  $            --
(c)  Commencement of operations.

                                                                                             SP Jennison
                                                                                            International
                                                                                           Growth Portfolio
                                                                                     ---------------------------
                                                                                                    September 22,
                                                                                                      2000 (c)
                                                                                      Year Ended       through
                                                                                     December 31,   December 31,
                                                                                         2001           2000
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................. $      33,942  $      7,879
  Net realized gain (loss) on investments and foreign currencies....................    (5,596,251)     (161,753)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currencies.......................................................................      (554,509)     (784,454)
-----------------------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................    (6,116,818)     (938,328)
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..........................................................................            --            --
   Class II.........................................................................            --            --
-----------------------------------------------------------------------------------------------------------------
                                                                                                --            --
-----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income
   Class I..........................................................................            --            --
   Class II.........................................................................            --            --
-----------------------------------------------------------------------------------------------------------------
                                                                                                --            --
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..........................................................................            --            --
   Class II.........................................................................            --            --
-----------------------------------------------------------------------------------------------------------------
                                                                                                --            --
-----------------------------------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I..........................................................................       (40,473)           --
   Class II.........................................................................       (22,107)           --
-----------------------------------------------------------------------------------------------------------------
                                                                                           (62,580)           --
-----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS................................................       (62,580)           --
-----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold................................................................   214,023,922    21,964,625
  Capital stock issued in reinvestment of dividends and distributions...............        62,580            --
  Capital stock repurchased.........................................................  (183,409,018)  (10,712,733)
-----------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.................................................................    30,677,484    11,251,892
-----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............................................    24,498,086    10,313,564
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period...............................................................    10,313,564            --
-----------------------------------------------------------------------------------------------------------------
  End of period (b)................................................................. $  34,811,650  $ 10,313,564
-----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.......................................................................    34,707,972     2,424,832
  Shares issued in reinvestment of dividends and distributions......................        10,106            --
  Shares repurchased................................................................   (29,537,466)   (1,210,788)
-----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING.....................................     5,180,612     1,214,044
-----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of................................ $          --  $         --
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                             Value Portfolio
                                                                                     ------------------------------
                                                                                       Year Ended      Year Ended
                                                                                      December 31,    December 31,
                                                                                          2001            2000
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................. $   24,834,403  $   42,050,472
  Net realized gain (loss) on investments and foreign currencies....................     80,776,409     222,145,341
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currencies.......................................................................   (148,188,635)     (6,897,333)
---------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.........................................................................    (42,577,823)    257,298,480
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..........................................................................    (29,317,402)    (41,177,890)
   Class II.........................................................................         (3,560)             --
---------------------------------------------------------------------------------------------------------------------
                                                                                        (29,320,962)    (41,177,890)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..........................................................................   (172,627,671)   (137,387,857)
   Class II.........................................................................        (44,437)             --
---------------------------------------------------------------------------------------------------------------------
                                                                                       (172,672,108)   (137,387,857)
---------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS................................................   (201,993,070)   (178,565,747)
---------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold................................................................    264,012,082     100,342,995
  Capital stock issued in reinvestment of dividends and distributions...............    201,993,070     178,565,747
  Capital stock repurchased.........................................................   (394,301,987)   (406,345,874)
---------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.................................................................     71,703,165    (127,437,132)
---------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............................................   (172,867,728)    (48,704,399)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year.................................................................  1,975,334,961   2,024,039,360
---------------------------------------------------------------------------------------------------------------------
  End of year (b)................................................................... $1,802,467,233  $1,975,334,961
---------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.......................................................................     13,808,686       5,237,156
  Shares issued in reinvestment of dividends and distributions......................     11,001,143       9,153,385
  Shares repurchased................................................................    (20,742,406)    (21,540,001)
---------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING.....................................      4,067,423      (7,149,460)
---------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of................................ $      238,953  $    4,727,032

                                                                                       20/20 Focus Portfolio
                                                                                     -------------------------
                                                                                      Year Ended    Year Ended
                                                                                     December 31,  December 31,
                                                                                         2001          2000
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................. $    424,471  $   406,569
  Net realized gain (loss) on investments and foreign currencies....................   (5,263,132)   1,139,438
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currencies.......................................................................    3,567,245   (5,844,412)
---------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.........................................................................   (1,271,416)  (4,298,405)
---------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I..........................................................................     (405,414)    (406,232)
   Class II.........................................................................       (3,592)        (337)
---------------------------------------------------------------------------------------------------------------
                                                                                         (409,006)    (406,569)
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains
   Class I..........................................................................   (1,575,383)  (1,505,007)
   Class II.........................................................................      (14,248)      (7,513)
---------------------------------------------------------------------------------------------------------------
                                                                                       (1,589,631)  (1,512,520)
---------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS................................................   (1,998,637)  (1,919,089)
---------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold................................................................    6,923,966   41,237,730
  Capital stock issued in reinvestment of dividends and distributions...............    1,998,639    1,919,089
  Capital stock repurchased.........................................................  (12,365,607)  (5,447,898)
---------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS.................................................................   (3,443,002)  37,708,921
---------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............................................   (6,713,055)  31,491,427
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year.................................................................   96,539,049   65,047,622
---------------------------------------------------------------------------------------------------------------
  End of year (b)................................................................... $ 89,825,994  $96,539,049
---------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.......................................................................      642,587    3,615,470
  Shares issued in reinvestment of dividends and distributions......................      181,223      178,910
  Shares repurchased................................................................   (1,178,532)    (486,047)
---------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING.....................................     (354,722)   3,308,333
---------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of................................ $     15,465  $        --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A4

                         PRUDENTIAL JENNISON PORTFOLIO
December 31, 2001


       LONG-TERM INVESTMENTS -- 99.3%                         Value
                                                 Shares      (Note 2)
       COMMON STOCKS -- 99.2%                   --------- --------------
       Advertising -- 2.0%
         Omnicom Group, Inc....................   515,300 $   46,042,055
                                                          --------------
       Aerospace -- 1.1%
         Northrop Grumman Corp.................   238,300     24,023,023
                                                          --------------
       Banks and Savings & Loans -- 1.8%
         Bank One Corp......................... 1,010,700     39,467,835
                                                          --------------
       Commercial Services -- 0.9%
         Concord EFS, Inc.(a)..................   617,400     20,238,372
                                                          --------------
       Computers -- 6.4%
         Dell Computer Corp.(a)................ 1,572,200     42,732,396
         Hewlett-Packard Co....................   375,200      7,706,608
         International Business Machines Corp.
          (IBM)................................   558,500     67,556,160
         Sun Microsystems, Inc.(a)............. 2,175,500     26,758,650
                                                          --------------
                                                             144,753,814
                                                          --------------
       Computer Software & Services -- 6.2%
         Cisco Systems, Inc.(a)................ 2,092,900     37,902,419
         Microsoft Corp.(a).................... 1,215,000     80,493,750
         Oracle Corp.(a)....................... 1,256,600     17,353,646
         SAP AG, ADR(b)........................    86,700      2,768,331
                                                          --------------
                                                             138,518,146
                                                          --------------
       Cosmetics & Soaps -- 0.8%
         Gillette Co. (The)....................   570,800     19,064,720
                                                          --------------
       Diversified Operations -- 5.8%
         General Electric Co................... 1,704,600     68,320,368
         Tyco International, Ltd............... 1,058,800     62,363,320
                                                          --------------
                                                             130,683,688
                                                          --------------
       Drugs & Medical Supplies -- 19.2%
         Abbott Laboratories...................   827,100     46,110,825
         American Home Products Corp...........   853,600     52,376,896
         Amgen, Inc.(a)........................   571,700     32,266,748
         Aventis S.A.(a).......................   382,600     27,164,600
         Baxter International, Inc.............   674,200     36,157,346
         Genetech, Inc.(a).....................   736,000     39,928,000
         Johnson & Johnson..................... 1,017,600     60,140,160
         MedImmune, Inc.(a)....................   402,900     18,674,415
         Pfizer, Inc........................... 1,379,000     54,953,150
         Pharmacia Corp........................   782,994     33,394,694
         Sepracor, Inc.(a).....................   520,800     29,716,848
                                                          --------------
                                                             430,883,682
                                                          --------------
       Electronics -- 5.9%
         Applied Materials, Inc.(a)............   345,000     13,834,500
         ARM Holdings PLC, ADR(a)..............   148,500      2,315,115
         Intel Corp............................ 1,910,600     60,088,370
         Maxim Integrated Products, Inc.(a)....    74,900      3,932,999
         STMicroelectronics NV, ADR
          (Switzerland)........................   271,600      8,601,572
         Texas Instruments, Inc................ 1,574,600     44,088,800
                                                          --------------
                                                             132,861,356
                                                          --------------
       Financial Services -- 10.5%
         Citigroup, Inc........................ 1,693,100     85,467,688
         Goldman Sachs Group, Inc..............   372,900     34,586,475
         Household International, Inc..........   541,500     31,374,510

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Financial Services (cont'd.)
        MBNA Corp...............................   790,400 $   27,822,080
        Merrill Lynch & Co., Inc................   548,400     28,582,608
        Morgan Stanley Dean Witter & Co.........   515,640     28,844,902
                                                           --------------
                                                              236,678,263
                                                           --------------
      Food & Beverage -- 2.6%
        PepsiCo, Inc............................ 1,200,500     58,452,345
                                                           --------------
      Insurance -- 5.6%
        American International Group, Inc.......   937,837     74,464,258
        Hartford Financial Services Group, Inc.
         (The)..................................   394,800     24,805,284
        XL Capital, Ltd. (Class "A" Stock)......   299,600     27,371,456
                                                           --------------
                                                              126,640,998
                                                           --------------
      Internet Services --  0.5%
        eBay, Inc.(a)...........................   169,500     11,339,550
                                                           --------------
      Leisure -- 0.9%
        Marriott International, Inc. (Class "A"
         Stock).................................   479,700     19,499,805
                                                           --------------
      Manufacturing -- 1.2%
        Minnesota Mining and Manufacturing
         Co. (3M)...............................   222,200     26,266,262
                                                           --------------
      Media -- 7.3%
        AOL Time Warner, Inc.(a)................   742,900     23,847,090
        Liberty Media Corp. (Class "A"
         Stock)(a).............................. 2,930,900     41,032,600
        New York Times Co. (The) (Class "A"
         Stock).................................   432,300     18,696,975
        Univision Communications, Inc.(a).......   548,200     22,180,172
        Viacom, Inc.(a)......................... 1,301,419     57,457,649
                                                           --------------
                                                              163,214,486
                                                           --------------
      Motorcycles -- 0.6%
        Harley-Davidson, Inc....................   235,900     12,811,729
                                                           --------------
      Oil & Gas Services -- 2.8%
        Halliburton Co..........................   469,300      6,147,830
        Schlumberger, Ltd....................... 1,037,900     57,032,605
                                                           --------------
                                                               63,180,435
                                                           --------------
      Retail -- 11.7%
        BJ's Wholesale Club, Inc.(a)............   343,800     15,161,580
        Bed Bath & Beyond, Inc.(a)..............   605,000     20,509,500
        Home Depot, Inc......................... 1,242,400     63,374,824
        Kohl's Corp.(a).........................   932,300     65,671,212
        Lowe's Cos., Inc........................   333,900     15,496,299
        Tiffany & Co............................ 1,092,200     34,371,534
        Wal-Mart Stores, Inc....................   834,500     48,025,475
                                                           --------------
                                                              262,610,424
                                                           --------------
      Semiconductor Equipment -- 1.1%
        KLA-Tencor Corp.(a).....................   265,400     13,153,224
        Novellus Systems, Inc.(a)...............   293,700     11,586,465
                                                           --------------
                                                               24,739,689
                                                           --------------
      Telecommunications -- 4.3%
        Nokia Corp., ADR (Finland).............. 1,472,200     36,113,066
        Sprint Corp. (PCS Group)(a)............. 1,028,800     25,113,008

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

December 31, 2001


                                                            Value
        COMMON STOCKS                         Shares       (Note 2)
        (Continued)                          ---------- --------------
        Telecommunications (cont'd.)
          Vodafone Air Touch Group PLC, ADR
           (United Kingdom).................  1,382,081 $   35,491,840
                                                        --------------
                                                            96,717,914
                                                        --------------
        TOTAL COMMON STOCKS
          (cost $ 2,233,145,846).....................    2,228,688,591
                                                        --------------

                                             Principal
                                              Amount
                                               (000)
        LONG-TERM BONDS -- 0.1%              ----------
        U.S. Government Obligations
          United States Treasury Note,
           3.5%, 01/15/11(c)
           (cost $1,013,168)................   $1,000        1,013,168
                                                        --------------
        TOTAL LONG-TERM INVESTMENTS
          (cost $2,234,159,014)......................    2,229,701,759
                                                        --------------
        SHORT-TERM                             Shares
        INVESTMENT -- 0.9%                   ----------
        Mutual Fund
          Prudential Core Investment Fund -
           Taxable Money Market Series,
           (cost $21,000,230; Note 4)....... 21,000,230     21,000,230
                                                        --------------
        TOTAL INVESTMENTS -- 100.2%
         (cost $2,255,159,244; Note 7).................  2,250,701,989
        LIABILITIES IN EXCESS OF OTHER
         ASSETS --  (0.2)%.............................     (4,266,430)
                                                        --------------
        NET ASSETS -- 100.0%........................... $2,246,435,559
                                                        ==============

The following abbreviations are used in portfolio descriptions:

             ADR  American Depository Receipt.
             AG   Aktiengesellschaft (German Stock Company)
             NV   Naamloze Vennootschap (Dutch Corporation)
             PLC  Public Limited Company (British Corporation)
             S.A. Sociedad Anonmia (Spanish Corporation) or Societe
                  Anonyme (French Corporation)

(a)Non-income producing security.
(b)Portion of securities on loan with an aggregate market value of $942,414.
(c)Represents the security received as collateral for securities on loan.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

                  SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

December 31, 2001


           LONG-TERM INVESTMENTS -- 79.2%                   Value
                                                 Shares    (Note 2)
           COMMON STOCKS -- 75.3%                ------- ------------
           Australia -- 2.2%
             Brambles Industries, Ltd........... 141,094 $    749,317
                                                         ------------
           Bermuda -- 1.9%
             XL Capital Ltd., (Class "A" Stock).   7,100      648,656
                                                         ------------
           Denmark -- 2.6%
             ISS A/S (a)........................   6,825      336,038
             Novo Nordisk A/S (Class "B" Stock).  14,340      586,656
                                                         ------------
                                                              922,694
                                                         ------------
           Federal Republic of Germany -- 4.5%
             MLP AG.............................   5,652      412,151
             Muenchener Rueckversicherungs --
               Gesellschaft AG..................   1,900      516,453
             SAP AG.............................   4,900      638,982
                                                         ------------
                                                            1,567,586
                                                         ------------
           Finland -- 1.4%
             Nokia Oyj..........................  18,700      482,712
                                                         ------------
           France -- 10.4%
             Altran Technologies SA.............  11,500      520,214
             Aventis SA.........................  12,551      892,190
             Sanofi-Synthelabo SA...............  14,700    1,098,018
             Societe Television Francaise 1.....  11,700      296,073
             TotalFinaElf SA....................   5,703      815,372
                                                         ------------
                                                            3,621,867
                                                         ------------
           Hong Kong -- 5.1%
             Convenience Retail Asia, Ltd.(a)... 372,648      120,662
             Hang Seng Bank, Ltd................  14,300      157,247
             Johnson Electric Holdings, Ltd..... 738,400      776,456
             Li & Fung, Ltd..................... 631,100      708,137
                                                         ------------
                                                            1,762,502
                                                         ------------
           Iceland -- 0.3%
             deCODE GENETICS, Inc.(a)...........  10,200       99,960
                                                         ------------
           Italy -- 4.1%
             Banca Fideuram SpA.................  45,150      361,798
             Snam Rete Gas SpA(a)............... 255,800      677,182
             Tod's SpA..........................   9,825      402,845
                                                         ------------
                                                            1,441,825
                                                         ------------
           Japan -- 4.8%
             Fuji Television Network, Inc.......      41      164,754
             Nintendo Co., Ltd..................   4,300      749,630
             NTT DoCoMo, Inc....................      52      608,302
             ORIX Corp..........................   1,500      133,769
                                                         ------------
                                                            1,656,455
                                                         ------------
           Netherlands -- 6.0%
             ASM International NV(a)............   4,900       95,599
             Koninklijke Ahold NV...............  19,400      565,109
             STMicroelectronics NV..............  17,700      568,757
             VNU NV.............................  27,771      854,249
                                                         ------------
                                                            2,083,714
                                                         ------------

                                                            Value
           COMMON STOCKS                         Shares    (Note 2)
           (Continued)                           ------- ------------
           Singapore -- 0.7%
             DBS Group Holdings, Ltd............  33,000 $    246,629
                                                         ------------
           South Korea -- 3.6%
             Hana Bank..........................  33,744      434,163
             Samsung Electronics Co., Ltd.......   3,930      834,770
                                                         ------------
                                                            1,268,933
                                                         ------------
           Spain -- 5.4%
             Banco Bilbao Vizcaya Argentaria SA.  56,326      697,866
             Industria de Diseno Textil SA(a)...  36,100      688,925
             Telefonica SA(a)...................  35,700      478,272
                                                         ------------
                                                            1,865,063
                                                         ------------
           Sweden -- 1.1%
             Securitas AB (Class "B" Stock).....  19,900      378,986
                                                         ------------
           Switzerland -- 3.4%
             Credit Suisse Group(a).............   9,600      409,816
             Serono SA (Class "B" Stock)........     916      800,292
                                                         ------------
                                                            1,210,108
                                                         ------------
           United Kingdom -- 17.8%
             ARM Holdings PLC(a)................  42,700      223,195
             Capita Group PLC................... 139,716      997,299
             COLT Telecom Group PLC(a).......... 326,681      489,917
             Diageo PLC.........................  59,100      675,489
             Logica PLC.........................  69,930      651,636
             Pearson PLC........................  67,344      775,598
             Reckitt Benckiser PLC..............  64,409      937,795
             Reed International PLC.............  56,000      464,755
             Vodafone Group PLC................. 374,320      979,656
                                                         ------------
                                                            6,195,340
                                                         ------------
           TOTAL COMMON STOCKS
            (cost $27,647,443)..........................   26,202,347
                                                         ------------
           PREFERRED STOCKS -- 3.9%
           Germany
             Porsche AG.........................   2,371      902,207
             Wella AG...........................   9,200      474,804
                                                         ------------
           TOTAL PREFERRED STOCKS
            (cost $1,271,491)...........................    1,377,011
                                                         ------------
           TOTAL LONG-TERM INVESTMENTS
            (cost $28,918,934)..........................   27,579,358
                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

December 31, 2001


                                                               Value
                                                    Shares    (Note 2)
SHORT-TERMINVESTMENT -- 24.4%                      --------- -----------
Mutual Fund
 Prudential Core Investment Fund -- Taxable Money
   Market Series (Note 4), (cost $8,498,196).....  8,498,196 $ 8,498,196
                                                             -----------
TOTAL INVESTMENTS -- 103.6% (cost $37,417,130; Note 7)......  36,077,554
LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.6)%.............  (1,265,904)
                                                             -----------
NET ASSETS -- 100.0%........................................ $34,811,650
                                                             ===========

The following abbreviations are used in the portfolio descriptions:

AB  Aktiebolag (Swedish Stock Company)
AG  Aktiengesellschaft (German Stock Company)
A/S Aktieselskab (Danish Stock Company)
NV  Naamloze Vennootschap (Dutch Corporation)
Oyj Osakeyhiro (Finnish Stock Company)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anomia (Spanish Corporation) or
    SocieteAnonyme (French Corporation)
SpA Societa per Azione (Italian Corporation)

(a)Non-Income producing security.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2001 was as follows:

Money Market Mutual Funds.......................................  24.4%
Pharmaceuticals.................................................  10.0%
Banks & Financial Services......................................   9.7%
Media & Entertainment...........................................   6.8%
Computer Software & Services....................................   6.7%
Retail..........................................................   5.1%
Telecommunications Services.....................................   4.7%
Telecommunications Equipment....................................   4.5%
Oil & Gas Services..............................................   4.3%
Commercial Services.............................................   4.2%
Human Resources.................................................   2.9%
Consumer Products...............................................   2.7%
Automobiles & Manufacturing.....................................   2.6%
Electronics.....................................................   2.2%
Toys............................................................   2.2%
Distribution/Wholesalers........................................   2.0%
Food & Beverage.................................................   1.9%
Insurance.......................................................   1.9%
Semiconductors..................................................   1.9%
Engineering.....................................................   1.5%
Cosmetic & Toiletries...........................................   1.4%
                                                                 -----
                                                                 103.6%
Liabilities in excess of other assets...........................  (3.6)%
                                                                 -----
                                                                 100.0%
                                                                 =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

                                VALUE PORTFOLIO

December 31, 2001


       LONG-TERM INVESTMENTS -- 95.8%                          Value
                                                   Shares     (Note 2)
       COMMON STOCKS                               ------- --------------
       Advertising -- 1.0%
         Lamar Advertising Co.(a)................. 287,100 $   12,155,814
         Omnicom Group, Inc.(b)...................  65,400      5,843,490
                                                           --------------
                                                               17,999,304
                                                           --------------
       Aerospace -- 1.1%
         Boeing Co................................ 130,052      5,043,417
         Northrop Grumman Corp.(b)................ 107,300     10,816,913
         United Technologies Corp.................  51,300      3,315,519
                                                           --------------
                                                               19,175,849
                                                           --------------
       Agricultural Products & Services -- 0.1%
         IMC Global, Inc.......................... 148,100      1,925,300
                                                           --------------
       Airlines -- 0.5%
         Delta Air Lines, Inc..................... 326,300      9,547,538
                                                           --------------
       Automobiles & Trucks -- 0.8%
         Ford Motor Co............................ 203,200      3,194,304
         Navistar International Corp.(a).......... 294,800     11,644,600
                                                           --------------
                                                               14,838,904
                                                           --------------
       Banks and Savings & Loans -- 4.7%
         Bank of America Corp..................... 365,200     22,989,340
         Bank of New York Co., Inc. (The)......... 231,200      9,432,960
         Comerica, Inc............................ 150,800      8,640,840
         Freddie Mac.............................. 198,900     13,008,060
         PNC Financial Services Group............. 340,400     19,130,480
         Washington Mutual, Inc................... 134,800      4,407,960
         Wells Fargo & Co......................... 164,500      7,147,525
                                                           --------------
                                                               84,757,165
                                                           --------------
       Business Services -- 0.3%
         Interpublic Group of Cos., Inc........... 106,700      3,151,918
         KPMG Consulting, Inc.(a)................. 106,900      1,771,333
                                                           --------------
                                                                4,923,251
                                                           --------------
       Chemicals -- 1.6%
         Dow Chemical Co.......................... 346,400     11,701,392
         Eastman Chemical Co......................      52          2,029
         Lyondell Chemical Co.(b)................. 499,400      7,156,402
         NOVA Chemicals Corp.(b).................. 562,500     10,839,375
                                                           --------------
                                                               29,699,198
                                                           --------------
       Computers -- 3.0%
         Compaq Computer Corp..................... 672,000      6,558,720
         Dell Computer Corp.(a)................... 233,900      6,357,402
         Hewlett-Packard Co.(b)................... 456,100      9,368,294
         International Business Machines Corp.(b). 249,400     30,167,424
         Sun Microsystems, Inc.(a)................ 141,822      1,744,411
                                                           --------------
                                                               54,196,251
                                                           --------------
       Computer Software & Services -- 2.4%
         BMC Software, Inc.(a).................... 559,100      9,152,467
         Cisco Systems, Inc.(a)................... 513,650      9,302,201
         Computer Associates International, Inc... 125,230      4,319,183
         Electronic Data Systems Corp.............  63,500      4,352,925
         Microsoft Corp.(a)....................... 232,000     15,370,000
                                                           --------------
                                                               42,496,776
                                                           --------------
       Distribution/Wholesalers -- 0.5%
         Ingram Micro, Inc. (Class "A" Stock)(a).. 550,000      9,526,000
                                                           --------------

                                                            Value
          COMMON STOCKS                          Shares    (Note 2)
          (Continued)                            ------- ------------
          Diversified Consumer Products -- 1.6%
            Fortune Brands, Inc.................  71,700 $  2,838,603
            Philip Morris Co., Inc.............. 561,200   25,731,020
                                                         ------------
                                                           28,569,623
                                                         ------------
          Diversified Operations -- 4.6%
            Cendant Corp.(a).................... 308,040    6,040,664
            CP HOLDRS (Canada).................. 263,400   10,333,182
            General Electric Co................. 276,100   11,066,088
            Honeywell International, Inc........ 282,000    9,537,240
            Illinois Tool Works, Inc............  35,300    2,390,516
            McDermott International, Inc.(a).... 987,000   12,110,490
            Textron, Inc........................  67,300    2,790,258
            Tyco International, Ltd............. 473,900   27,912,710
                                                         ------------
                                                           82,181,148
                                                         ------------
          Drugs & Medical Supplies -- 3.4%
            Abbott Laboratories.................  88,700    4,945,025
            American Home Products Corp......... 190,742   11,703,929
            Baxter International, Inc........... 209,690   11,245,675
            Bristol-Myers Squibb Co.............  80,200    4,090,200
            Johnson & Johnson...................  72,100    4,261,110
            Merck & Co., Inc....................  96,900    5,697,720
            Pfizer, Inc......................... 381,800   15,214,730
            Pharmacia Corp......................  75,800    3,232,870
                                                         ------------
                                                           60,391,259
                                                         ------------
          Electronics -- 2.7%
            Amphenol Corp. (Class "A" Stock)(a). 174,400    8,379,920
            Arrow Electronics, Inc.(a).......... 125,200    3,743,480
            Avnet, Inc.......................... 258,600    6,586,542
            Emerson Electric Co................. 168,900    9,644,190
            Intel Corp.......................... 186,800    5,874,860
            Sanmina - SCI Corp.(a).............. 181,000    3,601,900
            Synopsys, Inc.(a)(b)................ 198,500   11,725,395
                                                         ------------
                                                           49,556,287
                                                         ------------
          Financial Services -- 12.4%
            A.G. Edwards, Inc................... 277,400   12,252,758
            Citigroup, Inc...................... 982,700   49,606,696
            Countrywide Credit Industries, Inc.. 105,000    4,301,850
            Eaton Vance Corp.................... 277,900    9,879,345
            Fannie Mae.......................... 282,000   22,419,000
            FleetBoston Financial Corp.......... 371,230   13,549,895
            Goldman Sachs Group, Inc. (The)(b).. 187,000   17,344,250
            Household International, Inc.(b).... 297,500   17,237,150
            J.P. Morgan Chase & Co.............. 288,000   10,468,800
            Legg Mason, Inc..................... 112,100    5,602,758
            Lehman Brothers Holdings, Inc....... 392,100   26,192,280
            MBNA Corp........................... 352,700   12,415,040
            Mellon Financial Corp...............  81,800    3,077,316
            Merrill Lynch & Co., Inc............  77,820    4,055,978
            Morgan Stanley Dean Witter & Co..... 274,100   15,333,154
                                                         ------------
                                                          223,736,270
                                                         ------------
          Food & Beverage -- 1.4%
            Anheuser-Busch Cos., Inc............ 206,000    9,313,260
            General Mills, Inc.................. 110,100    5,726,301
            Sara Lee Corp....................... 496,250   11,031,637
                                                         ------------
                                                           26,071,198
                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B5

December 31, 2001


                                                                Value
       COMMON STOCKS                                Shares     (Note 2)
       (Continued)                                 --------- ------------
       Forest Products -- 2.0%
         Boise Cascade Corp.......................   264,800 $  9,005,848
         Georgia-Pacific Group....................   306,000    8,448,660
         International Paper Co...................    74,000    2,985,900
         Temple-Inland, Inc.......................   162,000    9,190,260
         Westvaco Corp............................    87,800    2,497,910
         Weyerhaeuser Co..........................    75,600    4,088,448
                                                             ------------
                                                               36,217,026
                                                             ------------
       Hospitals/Hospital Management -- 3.3%
         Anthem, Inc.(a)(b).......................   304,000   15,048,000
         HCA-The Healthcare Co....................   413,000   15,917,020
         Health Management Associates,
          Inc.(a).................................   198,100    3,645,040
         Humana, Inc.(a).......................... 1,422,200   16,767,738
         Tenet Healthcare Corp.(a)................    60,800    3,570,176
         Wellpoint Health Networks, Inc.(a).......    45,600    5,328,360
                                                             ------------
                                                               60,276,334
                                                             ------------
       Household Products & Personal Care -- 1.3%
         Colgate-Palmolive Co.....................   112,600    6,502,650
         Gillette Co..............................   354,900   11,853,660
         Kimberly-Clark Corp......................    59,200    3,540,160
         Procter & Gamble Co......................    25,100    1,986,163
                                                             ------------
                                                               23,882,633
                                                             ------------
       Instrument - Controls -- 0.3%
         Johnson Controls, Inc....................    25,600    2,067,200
         Parker-Hannifin Corp.....................    63,600    2,919,876
                                                             ------------
                                                                4,987,076
                                                             ------------
       Insurance -- 7.1%
         Allstate Corp............................   493,600   16,634,320
         American International Group, Inc........   305,800   24,280,520
         Chubb Corp...............................    40,900    2,822,100
         Hartford Financial Services Group,
          Inc.....................................   354,600   22,279,518
         Lincoln National Corp....................   242,600   11,783,082
         Loews Corp...............................   101,500    5,621,070
         Marsh & McLennan Cos., Inc...............    70,600    7,585,970
         Principal Financial Group, Inc. (The)(a).   569,600   13,670,400
         St. Paul Cos., Inc.......................   106,100    4,665,217
         XL Capital, Ltd. (Class "A" Stock).......   198,000   18,089,280
                                                             ------------
                                                              127,431,477
                                                             ------------
       Leisure -- 0.7%
         Brunswick Corp...........................   151,900    3,305,344
         Harrah's Entertainment, Inc.(a)..........   236,600    8,756,566
                                                             ------------
                                                               12,061,910
                                                             ------------
       Manufacturing -- 0.1%
         Deere & Co...............................    49,300    2,152,438
                                                             ------------
       Media -- 4.6%
         Adelphia Communications Corp.*
          (Class "A" Stock)(b)....................   364,200   11,355,756
         AOL Time Warner, Inc.(a).................   160,700    5,158,470
         Cablevision Systems Corp.
          (Class "A" Stock).......................   243,000   11,530,350

                                                             Value
         COMMON STOCKS                            Shares    (Note 2)
         (Continued)                             --------- -----------
         Media (cont'd)
           Gannett Co., Inc.....................    63,700 $ 4,282,551
           Liberty Media Corp.
            (Class "A" Stock)(a)(b).............   445,000   6,230,000
           McGraw-Hill Cos., Inc................   127,100   7,750,558
           Metro-Goldwyn-Mayer, Inc.(a).........   444,800   9,741,120
           New York Times Co. (The)
            (Class "A" Stock)...................   256,200  11,080,650
           Viacom, Inc. (Class "B" Stock)(a)....   365,700  16,145,655
                                                           -----------
                                                            83,275,110
                                                           -----------
         Metals -- 0.7%
           Freeport-McMoRan Copper & Gold, Inc.
            (Class "A" Stock)(a)................   459,100   5,922,390
           Freeport-McMoRan Copper & Gold, Inc.
            (Class "B" Stock)(a)(b).............   446,700   5,981,313
                                                           -----------
                                                            11,903,703
                                                           -----------
         Metals - Non Ferrous -- 1.2%
           Alcoa, Inc...........................   379,300  13,484,115
           Stillwater Mining Co.(a).............   393,300   7,276,050
                                                           -----------
                                                            20,760,165
                                                           -----------
         Networking Products -- 0.7%
           3Com Corp............................ 1,015,900   6,481,442
           Lucent Technologies, Inc............. 1,004,630   6,319,123
                                                           -----------
                                                            12,800,565
                                                           -----------
         Office Equipment & Supplies -- 0.9%
           Xerox Corp.(b)....................... 1,479,000  15,411,180
                                                           -----------
         Oil & Gas -- 4.7%
           ChevronTexaco Corp...................   197,317  17,681,576
           El Paso Corp.........................   180,664   8,059,421
           Exxon Mobil Corp.....................   471,900  18,545,670
           Praxair, Inc.........................    91,250   5,041,563
           Sempra Energy........................   300,100   7,367,455
           Sunoco, Inc..........................    95,900   3,580,906
           TotalFinaElf SA, ADR (France)........   139,500   9,798,480
           Williams Cos., Inc...................   582,200  14,857,744
                                                           -----------
                                                            84,932,815
                                                           -----------
         Oil & Gas Exploration & Production -- 4.3%
           Amerada Hess Corp....................   196,700  12,293,750
           Anadarko Petroleum Corp..............   135,900   7,725,915
           Conoco, Inc..........................   139,500   3,947,850
           Diamond Offshore Drilling, Inc.(b)...   172,000   5,228,800
           ENSCO International, Inc.(b).........   493,000  12,251,050
           Kerr-McGee Corp......................    40,200   2,202,960
           Noble Affiliates, Inc................   114,600   4,044,234
           Talisman Energy, Inc. (Canada).......   604,500  22,880,325
           Unocal Corp..........................    74,000   2,669,180
           USX-Marathon Corp....................   150,950   4,528,500
                                                           -----------
                                                            77,772,564
                                                           -----------
         Oil & Gas Drilling -- 0.6%
           GlobalSantaFe Corp...................   384,000  10,951,680
                                                           -----------
         Oil & Gas Services -- 0.9%
           Baker Hughes, Inc....................   129,400   4,719,218
           FMC Technologies, Inc.(a)(b).........   301,400   4,958,030

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B6

December 31, 2001


                                                            Value
          COMMON STOCKS                           Shares   (Note 2)
          (Continued)                             ------- -----------
          Oil & Gas Services (cont'd)
            Transocean Sedco Forex, Inc.......... 180,000 $ 6,087,600
                                                          -----------
                                                           15,764,848
                                                          -----------
          Real Estate Investment Trust -- 1.8%
            Avalonbay Communities, Inc........... 128,700   6,088,797
            Equity Office Properties Trust....... 560,660  16,864,653
            Equity Residential Properties Trust.. 211,800   6,080,778
            Starwood Hotels & Resorts Worldwide,
             Inc................................. 130,500   3,895,425
                                                          -----------
                                                           32,929,653
                                                          -----------
          Restaurants -- 0.2%
            Wendy's International, Inc........... 103,600   3,022,012
                                                          -----------
          Retail -- 3.7%
            Costco Wholesale Corp.(a)............ 137,200   6,088,936
            Federated Department Stores, Inc.(a). 379,900  15,537,910
            Home Depot, Inc...................... 217,800  11,109,978
            Lowe's Cos., Inc.....................  96,100   4,460,001
            Mattel, Inc.......................... 227,200   3,907,840
            May Department Stores Co............. 110,800   4,097,384
            Safeway, Inc.(a)..................... 164,300   6,859,525
            Target Corp.......................... 200,300   8,222,315
            Toys 'R' Us, Inc.(a)................. 280,000   5,807,200
                                                          -----------
                                                           66,091,089
                                                          -----------
          Semiconductors -- 1.1%
            Analog Devices, Inc.(a)..............  91,600   4,066,124
            LSI Logic Corp.(a)................... 202,000   3,187,560
            National Semiconductor Corp.(a)...... 292,000   8,990,680
            Texas Instruments, Inc............... 117,900   3,301,200
                                                          -----------
                                                           19,545,564
                                                          -----------
          Telecommunications -- 7.5%
            ALLTEL Corp.......................... 283,900  17,525,147
            AT&T Corp.(b)........................ 363,500   6,593,890
            AT&T Wireless Services, Inc.(a)...... 745,762  10,716,600
            BellSouth Corp....................... 113,460   4,328,499
            CenturyTel, Inc...................... 301,300   9,882,640

         General Motors Corp.
          (Class "H" Stock)(a)(b).................... 254,200   3,927,390
         Motorola, Inc............................... 427,000   6,413,540
         Nortel Networks Corp. (Canada).............. 177,000   1,327,500
         SBC Communications, Inc..................... 551,930  21,619,098
         Sprint Corp. (Fon Group).................... 640,000  12,851,200
         Sprint Corp. (PSC Group)(a)(b).............. 205,500   5,016,255
         Verizon Communications, Inc................. 486,900  23,108,274
         Western Wireless Corp. (Class "A" Stock)(a). 236,800   6,689,600
         WorldCom, Inc.-WorldCom Group............... 364,100   5,126,528
                                                              -----------
                                                              135,126,161
                                                              -----------
       Tobacco -- 0.5%
         R.J. Reynolds Tobacco Holdings, Inc......... 159,500   8,979,850
                                                              -----------
       Transportation -- 0.8%
         General Maritime Corp.(a)................... 292,500   2,925,000
         Teekay Shipping Corp. (Bahamas)(b).......... 173,600   6,049,960
         Union Pacific Corp.......................... 105,300   6,002,100
                                                              -----------
                                                               14,977,060
                                                              -----------

                                                           Value
          COMMON STOCKS                        Shares     (Note 2)
          (Continued)                          ------- --------------
          Utilities - Electric -- 3.9%
            American Electric Power Co., Inc.. 141,700 $    6,168,201
            Cinergy Corp......................  80,300      2,684,429
            Constellation Energy Group, Inc...  56,000      1,486,800
            Duke Energy Corp.................. 336,830     13,223,946
            Exelon Corp....................... 137,800      6,597,864
            FPL Group, Inc.................... 124,700      7,033,080
            NiSource, Inc..................... 611,800     14,108,108
            PG&E Corp......................... 440,400      8,473,296
            Pinnacle West Capital Corp........  51,700      2,163,645
            TXU Corp.......................... 182,200      8,590,730
                                                       --------------
                                                           70,530,099
                                                       --------------
          Waste Management -- 0.8%
            Waste Management, Inc............. 469,900     14,994,509
                                                       --------------
          TOTAL LONG-TERM INVESTMENTS
           (cost $1,639,211,272)...................... $1,726,368,842
                                                       --------------

                                        Moody's   Principal
                                        Rating     Amount
       SHORT-TERM                     (Unaudited)   (000)
       INVESTMENTS -- 10.5%           ----------- ---------
       Repurchase Agreement -- 0.6%
         Joint Repurchase Agreement,
          1.64%, 01/02/02
          (Note 5)...................              $10,342     10,342,000
                                                            -------------
       Commercial Paper -- 4.0%
         Falcon Asset Securitization
          Corp.,
          1.85%, 01/29/02(c).........    P-1        20,000     19,971,222
         General Motors
          Acceptance Corp.,
          2.55%, 02/25/02(c).........    P-1        12,000     11,953,250
         Phillips Petroleum Co.,
          2.77%, 01/18/02(c).........     P-1        8,527      8,515,846
          2.51%, 01/30/02(c).........     P-1        9,455      9,435,883
         Sears Roebuck
          Acceptance Corp.,
          2.75%, 02/07/02(c).........     P-1        4,213      4,201,092
         Sprint Capital Corp.,
          2.75%, 01/30/02(c).........     P-1       17,982     17,942,165
                                                            -------------
                                                               72,019,458
                                                            -------------
       Other Corporate Obligations -- 2.6%
         American Electric Power,
          3.00%, 01/22/02(c).........    Baa1       17,685     17,654,051
         Deutsche Bank AG
          1.75%, 01/02/02(c).........     Aa3       10,677     10,677,000
         KeySpan Corp.,
          2.28%, 01/28/02(c).........      A3       14,000     13,976,060
         Societe Generale,
          1.00%, 01/01/02(c).........      A1        5,629      5,629,000
                                                            -------------
                                                               47,936,111
                                                            -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

December 31, 2001


                                                            Value
        SHORT-TERM                             Shares      (Note 2)
        INVESTMENTS (Continued)              ---------- --------------
        Mutual Fund -- 3.3%
          Prudential Core Investment Fund -
           Taxable Money Market Series(c)
           (Note 4)......................... 58,755,907 $   58,755,907
                                                        --------------
        TOTAL SHORT-TERM INVESTMENTS
         (cost $189,053,477)...........................    189,053,476
                                                        --------------
        TOTAL INVESTMENTS -- 106.3%
         (cost $1,828,264,749; Note 7).................  1,915,422,318
                                                        --------------
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (6.3)%..............................   (112,955,085)
                                                        --------------
        NET ASSETS -- 100.0%........................... $1,802,467,233
                                                        ==============

The following abbreviations are used in portfolio descriptions:

             ADR American Depository Receipt
             AG  Aktiengesellschaft (German Stock Company)
             SA Sociedad Anonmia (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $115,321,684; cash collateral $119,684,054 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

                             20/20 FOCUS PORTFOLIO

December 31, 2001


          LONG-TERM INVESTMENTS -- 94.8%                     Value
                                                   Shares   (Note 2)
          COMMON STOCKS                            ------- -----------
          Aerospace -- 3.6%
            Northrop Grumman Corp.................  31,800 $ 3,205,758
                                                           -----------
          Banks and Savings & Loans -- 3.8%
            Bank One Corp.........................  54,400   2,124,320
            FleetBoston Financial Corp............  34,800   1,270,200
                                                           -----------
                                                             3,394,520
                                                           -----------
          Biotechnology -- 4.2%
            Genetech, Inc.(a).....................  36,800   1,996,400
            MedImmune, Inc.(a)....................  37,600   1,742,760
                                                           -----------
                                                             3,739,160
                                                           -----------
          Chemicals -- 2.6%
            Monsanto Co...........................  69,100   2,335,580
                                                           -----------
          Computers -- 7.2%
            Dell Computer Corp.(a)................  84,800   2,304,864
            Hewlett-Packard Co....................  97,500   2,002,650
            International Business Machines Corp..  18,000   2,177,280
                                                           -----------
                                                             6,484,794
                                                           -----------
          Computer Software & Services -- 4.8%
            BMC Software, Inc.(a)................. 113,600   1,859,632
            Microsoft Corp.(a)....................  36,800   2,438,000
                                                           -----------
                                                             4,297,632
                                                           -----------
          Diversified Financial Services -- 4.5%
            Citigroup, Inc........................  48,533   2,449,946
            Household International, Inc..........  27,000   1,564,380
                                                           -----------
                                                             4,014,326
                                                           -----------
          Diversified Manufacturing -- 1.6%
            Pall Corp.............................  60,200   1,448,412
                                                           -----------
          Electronics -- 4.8%
            Intel Corp............................  68,400   2,151,180
            Texas Instruments, Inc................  77,200   2,161,600
                                                           -----------
                                                             4,312,780
                                                           -----------
          Energy Equipment & Services -- 7.3%
            BJ Services Co.(a)....................  52,900   1,716,605
            Diamond Offshore Drilling, Inc........  70,200   2,134,080
            Schlumberger, Ltd.....................  49,800   2,736,510
                                                           -----------
                                                             6,587,195
                                                           -----------
          Food & Beverage -- 1.8%
            PepsiCo, Inc..........................  33,400   1,626,246
                                                           -----------
          Forest Products -- 6.3%
            Boise Cascade Corp....................  76,600   2,605,166
            Temple-Inland, Inc....................  53,700   3,046,401
                                                           -----------
                                                             5,651,567
                                                           -----------

                                                              Value
       COMMON STOCKS                               Shares    (Note 2)
       (Continued)                               ---------- -----------
       Insurance -- 10.5%
         Allstate Corp..........................     85,600 $ 2,884,720
         American International Group, Inc......     25,100   1,992,940
         XL Capital, Ltd. (Class "A" Stock).....     50,400   4,604,544
                                                            -----------
                                                              9,482,204
                                                            -----------
       Media -- 8.0%
         Knight-Ridder, Inc.....................     41,200   2,675,116
         Liberty Media Corp.
          (Class "A" Stock)(a)..................    168,600   2,360,400
         Viacom, Inc. (Class "B" Stock)(a)......     48,800   2,154,520
                                                            -----------
                                                              7,190,036
                                                            -----------
       Oil & Gas Exploration & Production -- 2.9%
         Conoco, Inc............................     91,100   2,578,130
                                                            -----------
       Pharmaceuticals -- 7.5%
         Bristol-Myers Squibb Co................     54,200   2,764,200
         Johnson & Johnson......................     33,500   1,979,850
         Pfizer, Inc............................     50,800   2,024,380
                                                            -----------
                                                              6,768,430
                                                            -----------
       Retail -- 4.4%
         Federated Department Stores, Inc.(a)...     42,300   1,730,070
         Kohl's Corp.(a)........................     31,600   2,225,904
                                                            -----------
                                                              3,955,974
                                                            -----------
       Specialty Retail -- 4.6%
         Home Depot, Inc. (The).................     42,400   2,162,824
         Tiffany & Co...........................     62,600   1,970,022
                                                            -----------
                                                              4,132,846
                                                            -----------
       Telecommunications -- 1.4%
         Cable & Wireless PLC, ADR..............     86,500   1,281,065
                                                            -----------
       Wireless Communication Services -- 3.0%
         AT&T Wireless Services, Inc.(a)........    189,600   2,724,552
                                                            -----------
       TOTAL LONG-TERM INVESTMENTS
        (cost $79,705,790).................................  85,211,207
                                                            -----------
       SHORT-TERM INVESTMENT -- 6.2%
       Mutual Fund
         Prudential Core Investment Fund-
          Taxable Money Market Series (Note 4),
          (cost $5,548,292).....................  5,548,292   5,548,292
                                                            -----------
       TOTAL INVESTMENTS -- 101.0%
         (cost $85,254,082; Note 7)......................    90,759,499
                                                            -----------
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (1.0)%...................................    (933,505)
                                                            -----------
       NET ASSETS -- 100.0%................................ $89,825,994
                                                            ===========

                ADR American Depository Receipt NV
                PLC Public Limited Company (British Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B9

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to four Portfolios: Prudential Jennison Portfolio, SP Jennison International Growth Portfolio, Value Portfolio and 20/20 Focus Portfolio.

       The Portfolios of the Series Fund have the following as investment objectives:

       Prudential Jennison Portfolio: Long-term growth of capital by investing primarily in common stocks of established companies, that the Portfolio manager believes offer above-average growth prospects.

       SP Jennison International Growth Portfolio: Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

       Value Portfolio: Capital appreciation by investing in common stocks that are undervalued.

       20/20 Focus Portfolio: Long-term growth of capital by investing primarily in securities of U.S. companies.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Securities listed on an exchange or NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation, or if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments LLC ("PI"), formerly known as Prudential Investments Fund Management LLC, under the direction of the Series Fund's Board of Directors.

       Short-term securities which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities -- at the closing daily rates of exchange.

       (ii) purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market

                                      C1
       prices of long-term securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain
       (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or a loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Securities Lending: The Series Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. The Portfolio may bear the risk of delay in recovery of, or even loss of right in, the securities loaned should the borrower of the securities fail financially. The Portfolio receives compensation, net of any rebate, for lending its securities in the form of interest on the securities loaned, and any gain (loss) in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. For the year ended December 31, 2001, PSI has been compensated by the following amounts:

                     Prudential Jennison Portfolio $14,784
                     Value Portfolio..............  77,393
                                                   -------
                                                   $92,177
                                                   =======

                                      C2

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level.

       Net investment income (loss), other than administration and distribution fees, and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

       Taxes: For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. Each Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Deferred Offering Expenses: Certain costs incurred in connection with the initial offering of shares of certain Portfolios of the Fund were approximately $130,000. These costs were deferred and amortized over a 12 month period from the date the respective Portfolios commenced investment operations.

Note 3: Agreements

       The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisory agreements with Jennison Associates LLC ("Jennison"), Victory Capital Management ("Victory") and Deutsche Asset Management, Inc. ("Deutsche") (collectively, the "Subadvisors"), under which each provides investment advisory services with certain Portfolios of the Series Fund. PI pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

       The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                                                        Management
                             Portfolio                     Fee
                             ---------                  ----------
             Prudential Jennison Portfolio.............    0.60%
             SP Jennison International Growth Portfolio    0.85
             Value Portfolio...........................    0.40
             20/20 Focus Portfolio.....................    0.75

       The Subadvisors provide investment advisory services to the Portfolios as follows. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

                     Portfolio                         Subadvisor(s)
                     ---------                  ---------------------------
     Prudential Jennison Portfolio............. Jennison
     SP Jennison International Growth Portfolio Jennison
     Value Portfolio........................... Jennison, Deutsche, Victory
     20/20 Focus Portfolio..................... Jennison

                                      C3

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

       PI has agreed to reimburse each Portfolio (other than the 20/20 Focus Portfolio), the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds the percentage stated below, of the Portfolio's average daily net assets.

                                                   Class I      Class II
                     Portfolio                  Expense Limit Expense Limit
                     ---------                  ------------- -------------
     Prudential Jennison Portfolio.............     0.75%         1.15%
     SP Jennison International Growth Portfolio     1.24          1.64
     Value Portfolio...........................     0.75          1.15

       PIMS, PI, PSI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ("Prudential").

       The Series Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternate source of funding for capital share redemptions. The Series Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2001.

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expense paid to nonaffiliates. During the year ended December 31, 2001, the Series Fund incurred fees for the services of PMFS and as of December 31, 2001 fees were due to PMFS as follows:

                                             Amount Incurred
                                                 for the         Amount Due
                                               Year Ended           as of
                 Portfolio                  December 31, 2001 December 31, 2001
                 ---------                  ----------------- -----------------
 Prudential Jennison Portfolio.............      $ 9,400           $  700
 SP Jennison International Growth Portfolio        4,000              500
 Value Portfolio...........................        6,400              400
 20/20 Focus Portfolio.....................        1,700              100
                                                 -------           ------
                                                 $21,500           $1,700
                                                 =======           ======

       For the year ended December 31, 2001, PSI earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

                             Portfolio           Commissions
                             ---------           -----------
                   Prudential Jennison Portfolio  $420,475
                   Value Portfolio..............     8,159
                                                  --------
                                                  $428,634
                                                  ========

                                      C4

       Certain Portfolios invest in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the fiscal year ended December 31, 2001, the following Portfolios earned income from the Series by investing their excess cash:

                                                           Cash
                             Portfolio                  Investment
                             ---------                  ----------
             Prudential Jennison Portfolio.............  $16,929
             SP Jennison International Growth Portfolio    5,948
             Value Portfolio...........................   56,575
             20/20 Focus Portfolio.....................    6,457

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $225,737,000 as of December 31, 2001. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                        Principal   Percentage
                       Portfolio         Amount      Interest
                       ---------       ------------ ----------
                  Value Portfolio..... $ 10,342,000     4.58%
                  All other Portfolios  215,395,000    95.42%
                                       ------------   ------
                                       $225,737,000   100.00%
                                       ============   ======

       As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

       Bear Stearns, 1.65%, in the principal amount of $75,246,000, repurchase price $75,311,041, due 01/02/2002. The value of the collateral including accrued interest was $76,817,263.

       Goldman Sachs, 1.68%, in the principal amount of $75,246,000, repurchase price $75,246,814, due 01/02/2002. The value of the collateral including accrued interest was $76,751,750.

       UBS Warburg, 1.60%, in the principal amount of $75,245,000, repurchase price $75,245,122, due 01/02/2002. The value of the collateral including accrued interest was $76,750,025.

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2001 were as follows:

       Cost of Purchases:

                            Portfolio
                            ---------
             Prudential Jennison Portfolio.......... $2,035,855,207
             SP Jennison International Growth
               Portfolio............................     40,085,675
             Value Portfolio........................  3,172,475,085
             20/20 Focus Portfolio..................    113,108,154

       Proceeds from Sales:

                            Portfolio
                            ---------
             Prudential Jennison Portfolio.......... $2,086,853,651
             SP Jennison International Growth
               Portfolio............................     14,540,586
             Value Portfolio........................  3,275,761,537
             20/20 Focus Portfolio..................    113,052,284


                                      C5

Note 7: Distributions and Tax Information

       Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized capital gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended December 31, 2001, the adjustments were as follows:

                                               Paid-in Capital Undistributed  Accumulated
                                                in Excess of   Net Investment Net Realized
                                                     Par           Income     Gain (Loss)
                                               --------------- -------------- ------------
SP Jennison International
    Growth Portfolio (a)(b)(c)................    $(35,437)       $(37,072)     $72,509
Value Portfolio (a)...........................          --          (1,520)       1,520
(a) Reclassification of net foreign currency gain (loss).
(b) Reclassification of tax operating loss.
(c) Reclassification of non-deductible expenses.
Net investment income, net realized gains and net assets were not affected by these reclassifications.

       The tax character of distributions paid during the year ended December 31, 2001, were:

                                         Ordinary    Long-Term   Return of     Total
                                          Income    Capital Gain  Capital  Distributions
                                        ----------- ------------ --------- -------------
Prudential Jennison Portfolio.......... $ 3,975,418 $ 23,849,415       --  $ 27,824,833
SP Jennison International Growth
  Portfolio............................          --           --  $62,580        62,580
Value Portfolio........................  43,249,563  158,743,507       --   201,993,070
20/20 Focus Portfolio..................   1,998,637           --       --     1,998,637

       As of December 31, 2001, the components of distributable earnings on a tax basis and approximate capital loss carryforwards were as follows:

                                                           Accumulated   Approximate
                                                            Ordinary     Capital Loss
                                                             Income    Carryforward (e)
                                                           ----------- ----------------
Prudential Jennison Portfolio (a).........................  $232,880    $(546,470,000)  (expiring in 2009)
SP Jennison International Growth Portfolio (b)............        --       (3,917,000)  (expiring in 2009)
Value Portfolio (c).......................................   244,140               --
20/20 Focus Portfolio(d)..................................    15,466       (6,075,000)  (expiring in 2009)

(a)The difference between book basis and tax basis is primarily cost basis adjustments and post-October capital losses of approximately $43,428,000.
(b)The difference between book basis and tax basis is primarily cost basis adjustments and post-October currency and capital losses of approximately $15,000 and $602,000.
(c)The difference between book basis and tax basis is primarily cost basis adjustments and post-October capital losses of approximately $474,000.
(d)Thedifference between book basis and tax basis is primarily cost basis adjustments and post-October capital losses of $17,000.
(e)Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

                                      C6

       The United States federal income tax basis and the unrealized appreciation (depreciation) of the Series Fund's Investments as of December 31, 2001 were as follows:

                                                                   Other Cost
                            Tax Basis                                 Basis     Total Net
                          of Investments Appreciation Depreciation Adjustments  Unrealized
                          -------------- ------------ ------------ ----------- ------------
Prudential Jennison
  Portfolio.............. $2,335,616,762 $166,261,804 $251,176,577      --     $(84,914,773)
SP Jennison International
  Growth Portfolio.......     38,556,813    1,036,967    3,516,226    $866       (2,478,393)
Value Portfolio..........  1,832,217,892  177,719,960   94,515,534     (95)      83,204,331
20/20 Focus Portfolio....     86,111,940    7,159,420    2,511,861      --        4,647,559

       The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark to market on passive foreign investment companies. The other cost basis adjustments are primarily attributable to mark to market of receivables and payables.

Note 8: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

       Transactions in shares of common stock were as follows:

Prudential Jennison Portfolio:

                             Class I                                  Shares         Amount
                             -------                                -----------  --------------
Year ended December 31, 2001:
Capital stock sold.................................................  15,162,691  $  294,854,388
Capital stock issued in reinvestment of dividends and distributions   1,350,634      27,566,212
Capital stock repurchased.......................................... (24,682,625)   (472,653,566)
                                                                    -----------  --------------
Net decrease in shares outstanding.................................  (8,169,300) $ (150,232,966)
                                                                    ===========  ==============
Year ended December 31, 2000:
Capital stock sold.................................................  31,908,648  $1,051,369,622
Capital stock issued in reinvestment of dividends and distributions  17,678,914     414,090,579
Capital stock repurchased..........................................  (9,174,387)   (291,311,076)
                                                                    -----------  --------------
Net increase in shares outstanding.................................  40,413,175  $1,174,149,125
                                                                    ===========  ==============

                             Class II
                             --------
Year ended December 31, 2001:
Capital stock sold.................................................   8,809,453  $  173,244,331
Capital stock issued in reinvestment of dividends and distributions      12,554         258,621
Capital stock repurchased..........................................  (6,174,713)   (123,299,190)
                                                                    -----------  --------------
Net increase in shares outstanding.................................   2,647,294  $   50,203,762
                                                                    ===========  ==============
February 10, 2000 (b) through December 31, 2000:
Capital stock sold.................................................     550,511  $   16,730,013
Capital stock issued in reinvestment of dividends and distributions      71,503       1,617,253
Capital stock repurchased..........................................     (39,878)     (1,198,186)
                                                                    -----------  --------------
Net increase in shares outstanding.................................     582,136  $   17,149,080
                                                                    ===========  ==============
(b)Commencement of offering of Prudential Jennison Portfolio Class II shares.

                                      C7


SP Jennison International Growth Portfolio:

                              Class I                                 Shares       Amount
                              -------                               ----------  -------------
Year ended December 31, 2001:
Capital stock sold.................................................  4,492,033  $  26,626,723
Capital stock issued in reinvestment of dividends and distributions      6,463         40,473
Capital stock repurchased.......................................... (1,737,830)   (10,192,987)
                                                                    ----------  -------------
Net increase in shares outstanding.................................  2,760,666  $  16,474,209
                                                                    ==========  =============

September 22, 2000 (c) through December 31, 2000:
Capital stock sold.................................................     912,063  $   8,639,496
Capital stock repurchased..........................................     (19,277)      (165,681)
                                                                    -----------  -------------
Net increase in shares outstanding.................................     892,786  $   8,473,815
                                                                    ===========  =============

                             Class II
                             --------
Year ended December 31, 2001:
Capital stock sold.................................................  30,215,939  $ 187,397,199
Capital stock issued in reinvestment of dividends and distributions       3,643         22,107
Capital stock repurchased.......................................... (27,799,636)  (173,216,031)
                                                                    -----------  -------------
Net increase in shares outstanding.................................   2,419,946  $  14,203,275
                                                                    ===========  =============
October 4, 2000 (d) through December 31,2000:
Capital stock sold.................................................   1,512,769  $  13,325,129
Capital stock repurchased..........................................  (1,191,511)   (10,547,052)
                                                                    -----------  -------------
Net Increase in shares outstanding.................................     321,258  $   2,778,077
                                                                    ===========  =============
(c) Commencement of offering of SP Jennison International Growth Portfolio Class I shares.
(d) Commencement of offering of SP Jennison International Growth Portfolio Class II shares.

Value Portfolio:

                               Class I                                  Shares        Amount
                               -------                                -----------  -------------
Year ended December 31, 2001:
Capital stock sold...................................................  13,749,522  $ 262,932,139
Capital stock issued in reinvestment of dividends and distributions..  10,998,371    201,945,073
Capital stock repurchased............................................ (20,742,150)  (394,297,177)
                                                                      -----------  -------------
Net increase in shares outstanding...................................   4,005,743  $  70,580,035
                                                                      ===========  =============

                              Class II
                              --------
May 14, 2001 (e) through December 31, 2001:
Capital stock sold...................................................      59,164  $   1,079,943
Capital stock issued in reinvestment of dividends and distributions..       2,772         47,997
Capital stock repurchased............................................        (256)        (4,810)
                                                                      -----------  -------------
Net increase in shares outstanding...................................      61,680  $   1,123,130
                                                                      ===========  =============
(e) Commencement of offering of Value Portfolio Class II shares.

                                      C8


20/20 Focus Portfolio:

                               Class I                                  Shares       Amount
                               -------                                ----------  ------------
Year ended December 31, 2001:
Capital stock sold...................................................    496,617  $  5,376,042
Capital stock issued in reinvestment of dividends and distributions..    179,602     1,980,798
Capital stock repurchased............................................ (1,157,513)  (12,147,334)
                                                                      ----------  ------------
Net decrease in shares outstanding...................................   (481,294) $ (4,790,494)
                                                                      ==========  ============
Year ended December 31, 2000:
Capital stock sold...................................................  3,542,098  $ 40,411,919
Capital stock issued in reinvestment of dividends and distributions..    178,180     1,911,268
Capital stock repurchased............................................   (478,046)   (5,360,037)
                                                                      ----------  ------------
Net increase in shares outstanding...................................  3,242,232  $ 36,963,150
                                                                      ==========  ============

                              Class II
                              --------
Year ended December 31, 2001:
Capital stock sold...................................................    145,970  $  1,547,924
Capital stock issued in reinvestment of dividends and distributions..      1,621        17,841
Capital stock repurchased............................................    (21,019)     (218,273)
                                                                      ----------  ------------
Net increase in shares outstanding...................................    126,572  $  1,347,492
                                                                      ==========  ============
February 14, 2000 (a) through December 31, 2000:
Capital stock sold...................................................     73,372  $    825,811
Capital stock issued in reinvestment of dividends and distributions..        730         7,821
Capital stock repurchased............................................     (8,001)      (87,861)
                                                                      ----------  ------------
Net increase in shares outstanding...................................     66,101  $    745,771
                                                                      ==========  ============
(a) Commencement of offering of 20/20 Focus Portfolio Class II shares.

                                      C9

Financial Highlights

                                                                         Prudential Jennison Portfolio
                                              ---------------------------------------------------------------
                                                                   Class I
                                              -------------------------------------------------  ------------
                                                                  Year Ended
                                                              December 31, 2001                   Year Ended
                                              -------------------------------------------------  December 31,
                                                2001       2000        1999      1998     1997       2001
                                              --------   --------    --------  --------  ------  ------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  22.97   $  32.39    $  23.91  $  17.73  $14.32    $ 22.88
                                              --------   --------    --------  --------  ------    -------
Income From Investment Operations:
Net investment income (loss).................     0.04       0.01        0.05      0.04    0.04       0.01
Net realized and unrealized gains (losses) on
 investments.................................    (4.22)     (5.61)       9.88      6.56    4.48      (4.25)
                                              --------   --------    --------  --------  ------    -------
   Total from investment operations..........    (4.18)     (5.60)       9.93      6.60    4.52      (4.24)
                                              --------   --------    --------  --------  ------    -------
Less Distributions:
Dividends from net investment income.........    (0.03)        --(d)    (0.05)    (0.04)  (0.04)        --(d)
Distributions from net realized gains........    (0.19)     (3.82)      (1.40)    (0.38)  (1.07)     (0.19)
                                              --------   --------    --------  --------  ------    -------
   Total distributions.......................    (0.22)     (3.82)      (1.45)    (0.42)  (1.11)     (0.19)
                                              --------   --------    --------  --------  ------    -------
Net Asset Value, end of period............... $  18.57   $  22.97    $  32.39  $  23.91  $17.73    $ 18.45
                                              ========   ========    ========  ========  ======    =======
Total Investment Return(b)...................   (18.25)%   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,186.9   $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6
Ratios to average net assets:
  Expenses...................................    0.64 %     0.64 %      0.63 %    0.63 %   0.64%      1.04%
  Net investment income (loss)...............    0.18 %     0.02 %      0.17 %    0.20 %   0.25%     (0.19)%
Portfolio turnover rate......................      86 %       89 %        58 %      54 %    60 %       86 %





                                              February 10, 2000(a)
                                                    through
                                               December 31, 2000
                                              --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.........       $ 34.25
                                                    -------
Income From Investment Operations:
Net investment income (loss).................         (0.03)
Net realized and unrealized gains (losses) on
 investments.................................         (7.54)
                                                    -------
   Total from investment operations..........         (7.57)
                                                    -------
Less Distributions:
Dividends from net investment income.........            --(d)
Distributions from net realized gains........         (3.80)
                                                    -------
   Total distributions.......................         (3.80)
                                                    -------
Net Asset Value, end of period...............       $ 22.88
                                                    =======
Total Investment Return(b)...................        (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......       $  13.3
Ratios to average net assets:
  Expenses...................................          1.04%(c)
  Net investment income (loss)...............         (0.39)%(c)
Portfolio turnover rate......................            89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investments returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights

                                                                 SP Jennison International Growth Portfolio
                                             -----------------------------------------------------------------------------
                                                              Class I                                  Class II
                                             --------------------------------------     ----------------------------------
                                                                  September 22, 2000(a)                      October 4, 2000(b)
                                                  Year Ended             through             Year Ended           through
                                             December 31, 2001(i)   December 31, 2000   December 31, 2001(i) December 31, 2000
                                             -------------------- --------------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........       $  8.50               $ 10.00              $  8.48             $  9.79
                                                   -------               -------              -------             -------
Income from Investment Operations:
Net investment income (loss)................          0.02                  0.01                  (--)(g)             (--)(g)
Net realized and unrealized losses
 on investments.............................         (3.05)                (1.51)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
   Total from investment operations.........         (3.03)                (1.50)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
Less Distributions:
Tax return of capital distributions.........         (0.02)                   --                (0.01)                 --
                                                   -------               -------              -------             -------
Net Asset Value, end of period..............       $  5.45               $  8.50              $  5.43             $  8.48
                                                   =======               =======              =======             =======
Total Investment Return(c)..................        (35.64)%              (15.00)%             (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....       $  19.9               $   7.6              $  14.9             $   2.7
Ratios to average net assets:(e)
 Expenses...................................          1.24%                 1.24%(d)             1.64%               1.64%(d)
 Net investment income (loss)...............          0.31%(h)              0.51%(d)            (0.03)%(h)            (--)%(d)
Portfolio turnover rate.....................            86%                   12%(f)               86%                 12%(f)

(a)Commencement of offering of Class I Shares.

(b)Commencement of offering of Class II Shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for
   periods of   less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.86% and (0.30)%, respectively, for Class I and 2.26% and (0.66)%, respectively, for Class II for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

(h)Includes custodian fee credits of 0.12% for Class I and 0.13% for Class II. If the Portfolio had not earned custodian fee credits, the annual net investment income (loss) ratios would have been 0.19% and (0.16)%, respectively, for Class I and Class II for the year ended December 31, 2001.

(i)Calculated based upon weighted average shares outstanding during the year.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

Financial Highlights

                                                                                    Value Portfolio
                                                          ---------------------------------------------------------------
                                                                                Class I                          Class II
                                                          --------------------------------------------------  ---------------
                                                                              Year Ended                      May 14, 2001(a)
                                                                             December 31,                         through
                                                          --------------------------------------------------   December 31,
                                                            2001       2000      1999      1998       1997         2001
                                                          --------   --------  --------  --------   --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $  20.46   $  19.52  $  20.03  $  22.39   $  18.51      $19.79
                                                          --------   --------  --------  --------   --------      ------
Income From Investment Operations:
Net investment income....................................     0.25       0.46      0.51      0.56       0.61        0.12
Net realized and unrealized gains (losses) on investments    (0.69)      2.45      1.89     (1.03)      6.06       (1.01)
                                                          --------   --------  --------  --------   --------      ------
   Total from investment operations......................    (0.44)      2.91      2.40     (0.47)      6.67       (0.89)
                                                          --------   --------  --------  --------   --------      ------
Less Distributions:
Dividends from net investment income.....................    (0.30)     (0.44)    (0.50)    (0.59)     (0.57)      (0.14)
Distributions from net realized gains....................    (1.81)     (1.53)    (2.41)    (1.30)     (2.22)      (0.85)
                                                          --------   --------  --------  --------   --------      ------
   Total distributions...................................    (2.11)     (1.97)    (2.91)    (1.89)     (2.79)      (0.99)
                                                          --------   --------  --------  --------   --------      ------
Net Asset Value, end of period........................... $  17.91   $  20.46  $  19.52  $  20.03   $  22.39      $17.91
                                                          ========   ========  ========  ========   ========      ======
Total Investment Return(b)...............................    (2.08)%   15.59 %    2.52 %    (2.38)%   36.61 %      (4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8      $  1.1
Ratios to average net assets:
  Expenses...............................................    0.44 %     0.45 %    0.42 %    0.42 %     0.41 %       0.84%(c)
  Net investment income..................................    1.32 %     2.31 %    2.34 %    2.54 %     2.90 %       0.94%(c)
Portfolio turnover rate..................................     175 %       85 %      16 %      20 %       38 %       175 %

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

                                                                        20/20 Focus Portfolio
                                              ----------------------------------------------------------------------
                                                              Class I                              Class II
                                              ------------------------------------     -----------------------------
                                                                        May 3, 1999(a)              February 15, 2000(b)
                                               Year Ended   Year Ended     through      Year Ended        through
                                              December 31, December 31,  December 31,  December 31,     December 31,
                                                  2001         2000          1999          2001             2000
                                              ------------ ------------ -------------- ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.........    $10.99       $11.88        $10.00        $10.99           $11.36
                                                 ------       ------        ------        ------           ------
Income From Investment Operations:
Net investment income........................      0.05         0.05          0.02          0.02             0.01
Net realized and unrealized gains (losses) on
 investments.................................     (0.15)       (0.71)         1.88         (0.15)           (0.19)
                                                 ------       ------        ------        ------           ------
   Total from investment operations..........     (0.10)       (0.66)         1.90         (0.13)           (0.18)
                                                 ------       ------        ------        ------           ------
Less Distributions:
Dividends from net investment income.........     (0.05)       (0.05)        (0.02)        (0.04)           (0.01)
Distributions from net realized gains........     (0.19)       (0.18)           --(e)      (0.19)           (0.18)
                                                 ------       ------        ------        ------           ------
   Total distributions.......................     (0.24)       (0.23)        (0.02)        (0.23)           (0.19)
                                                 ------       ------        ------        ------           ------
Net Asset Value, end of period...............    $10.65       $10.99        $11.88        $10.63           $10.99
                                                 ======       ======        ======        ======           ======
Total Investment Return(c)...................     (1.01)%      (5.41)%       18.95%        (1.30)%          (1.53)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......    $ 87.8       $ 95.8        $ 65.0        $  2.0           $  0.7
Ratios to average net assets:
  Expenses...................................      0.93%        0.88%         1.09%(d)      1.33%            1.28%(d)
  Net investment income......................      0.46%        0.45%         0.33%(d)      0.06%            0.10%(d)
Portfolio turnover rate......................       131%         163%           64%(f)       131%             163%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(d)Annualized.

(e)Less than $0.005 per share.

(f)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D3

                       Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Jennison Portfolio, SP Jennison International Growth Portfolio, Value Portfolio and 20/20 Focus Portfolio (four of the thirty-six portfolios that constitute The Prudential Series Fund, Inc., the "Portfolios") at December 31, 2001, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY 10036
February 12, 2002

                          Tax Information (Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2001) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2001, the Series Fund paid dividends as follows:

                                   Ordinary    Long-Term   Tax Return     Total
                                   Dividends Capital Gains of Capital Distributions
                                   --------- ------------- ---------- -------------
Prudential Jennison Portfolio
 (Class I)                          $0.030      $0.190           --      $0.220
Prudential Jennison Portfolio
 (Class II)                             --       0.190           --       0.190
SP Jennison International
 Growth Portfolio (Class I)             --          --       $0.024       0.024
SP Jennison International
 Growth Portfolio (Class II)            --          --        0.011       0.011
Value Portfolio (Class I)            0.450       1.661           --       2.111
Value Portfolio (Class II)           0.137       0.850           --       0.987
20/20 Focus Portfolio (Class I)      0.240          --           --       0.240
20/20 Focus Portfolio (Class II)     0.230          --           --       0.230

                                      E1

                         MANAGEMENT OF THE SERIES FUND
                                  (Unaudited)

       Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Series Fund and any other investment companies managed by Prudential Investments LLC (PI).

                             Independent Directors

                                                                                             Number of
                                         Term of                                           Portfolios in
                                        Office***                                          Fund Complex  Other Directorships
                            Position  and Length of         Principal Occupations           Overseen by      Held by the
Name, Address** and Age     With Fund  Time Served           During Past 5 Years             Director       Director****
-----------------------     ---------  -----------           -------------------             --------       ------------

Eugene C. Dorsey (75)       Director   Since 2001   Retired President, Chief Executive          78       Director, First
                                                    Officer and Trustee of the Gannett                   Financial Fund, Inc.
                                                    Foundation (now Freedom Forum);                      and The High Yield
                                                    formerly Publisher of four Gannett                   Plus Fund, Inc.
                                                    newspapers and Vice President of
                                                    Gannett Co., Inc.; Chairman of
                                                    Independent Sector, Washington,
                                                    D.C. (largest national coalition of
                                                    philanthropic organizations);
                                                    Chairman of the American Council for
                                                    the Arts; formerly Director of the
                                                    Advisory Board of Chase Manhattan
                                                    Bank of Rochester.

Saul K. Fenster, Ph.D. (68) Director   Since 1983   President (since December 1978) of          79       Member (since
                                                    New Jersey Institute of Technology;                  2000), Board of
                                                    Commissioner (since 1998) of the                     Directors of IDT
                                                    Middle States Association                            Corporation.
                                                    Commission on Higher Education;
                                                    Commissioner (since 1985) of the
                                                    New Jersey Commission on Science
                                                    and Technology; Director (since
                                                    1998) Society of Manufacturing
                                                    Engineering Education Foundation,
                                                    formerly a director or trustee of
                                                    Liberty Science Center, Research
                                                    and Development Council of New
                                                    Jersey, New Jersey State Chamber
                                                    of Commerce, and National Action
                                                    Council for Minorities in Engineering.

Delayne Dedrick Gold (63)   Director   Since 2001   Marketing Consultant.                       89

Maurice F. Holmes (58)      Director   Since 2001   Director of Center for Innovation in        58
                                                    Product Development, Professor of
                                                    Engineering, Massachusetts Institute
                                                    of Technology (since January 1998);
                                                    formerly Chief Engineer and
                                                    Corporate Vice President, Xerox
                                                    Corporation (1972-1997).

                                      F1

                                                                                             Number of
                                          Term of                                          Portfolios in
                                         Office***                                         Fund Complex   Other Directorships
                             Position  and Length of         Principal Occupations          Overseen by       Held by the
Name, Address** and Age      With Fund  Time Served           During Past 5 Years            Director        Director****
-----------------------      ---------  -----------           -------------------            --------        ------------

Robert E. La Blanc (67)      Director   Since 2001   President (since 1981) of Robert E.        74       Director of Storage
                                                     La Blanc Associates, Inc.                           Technology
                                                     (telecommunications); formerly                      Corporation (since
                                                     General Partner at Salomon Brothers                 1979), Chartered
                                                     and Vice-Chairman of Continental                    Semiconductor
                                                     Telecom. Trustee of Manhattan                       Manufacturing, Ltd.
                                                     College.                                            (Singapore)(since
                                                                                                         1998), Titan
                                                                                                         Corporation
                                                                                                         (electronics, since
                                                                                                         1995) and Salient 3
                                                                                                         Communications,
                                                                                                         Inc. (since 1995).
                                                                                                         Director of First
                                                                                                         Financial Fund, Inc.
                                                                                                         and The High Yield
                                                                                                         Plus Fund, Inc.

Douglas H. McCorkindale (62) Director   Since 2001   Chairman (since February 2001),            75       Director of Gannett
                                                     Chief Executive Officer (since June                 Co., Inc., Continental
                                                     2000) and President (since                          Airlines, Inc., and
                                                     September 1997) of Gannett Co. Inc.                 (since May 2001)
                                                     (publishing and media); formerly Vice               Lockheed Martin
                                                     Chairman (March 1984-May 2000) of                   Corp. (aerospace
                                                     Gannett Co. Inc.                                    and defense).

W. Scott McDonald, Jr. (64)  Director   Since 1983   Vice President (since 1997) of             79
                                                     Kaludis Consulting Group, Inc. (a
                                                     Sallie Mae company serving higher
                                                     education); Formerly principal (1993-
                                                     1997), Scott McDonald & Associates,
                                                     Chief Operating Officer (1991-1995),
                                                     Fairleigh Dickinson University,
                                                     Executive Vice President and Chief
                                                     Operating Officer (1975-1991), Drew
                                                     University, interim President (1988-
                                                     1990), Drew University and founding
                                                     director of School, College and
                                                     University Underwriters Ltd.

Thomas T. Mooney (60)        Director   Since 2001   President of the Greater Rochester         95       Director, President
                                                     Metro Chamber of Commerce;                          and Treasurer ofFirst
                                                     formerly Rochester City Manager;                    Financial Fund, Inc.
                                                     formerly Deputy Monroe County                       and The High Yield
                                                     Executive; Trustee of Center for                    Plus Fund, Inc.
                                                     Governmental Research, Inc.;
                                                     Director of Blue Cross of Rochester,
                                                     Monroe County Water Authority and
                                                     Executive Service Corps of
                                                     Rochester.

Stephen P. Munn (59)         Director   Since 2001   Formerly Chief Executive Officer           73       Chairman of the
                                                     (1998-2001) and President of Carlisle               Board (since
                                                     Companies Incorporated.                             January 1994) and
                                                                                                         Director (since 1988)
                                                                                                         of Carlisle
                                                                                                         Companies
                                                                                                         Incorporated
                                                                                                         (manufacturer of
                                                                                                         industrial products).

                                      F2

                                                                                             Number of
                                         Term of                                           Portfolios in
                                        Office***                                          Fund Complex   Other Directorships
                            Position  and Length of         Principal Occupations           Overseen by       Held by the
Name, Address** and Age     With Fund  Time Served           During Past 5 Years             Director        Director****
-----------------------     ---------  -----------           -------------------             --------        ------------
Richard A. Redeker (58)     Director   Since 2001   Management consultant; formerly             73
                                                    employee of Prudential Investments
                                                    (October 1996-December 1998);
                                                    formerly, President, Chief Executive
                                                    Officer and Director (October 1993-
                                                    September 1996) of Prudential
                                                    Mutual Fund Management, Inc.
                                                    (PMF); Executive Vice President,
                                                    Director and Member of the
                                                    Operating Committee (October 1993-
                                                    September 1996) of Prudential
                                                    Securities Incorporated (Prudential
                                                    Securities); Director (October 1993-
                                                    September 1996) of Prudential
                                                    Securities Group, Inc.; Executive Vice
                                                    President (January 1994-September
                                                    1996) of The Prudential Investment
                                                    Corporation; Director (January 1994-
                                                    September 1996) of Prudential
                                                    Mutual Fund Distributors, Inc. and
                                                    Prudential Mutual Fund Services, Inc.

Robin B. Smith (62)         Director   Since 2001   Chairman and Chief Executive Officer        69       Director of BellSouth
                                                    (since August 1996) of Publishers                    Corporation (since
                                                    Clearing House (publishing), formerly                1992) and Kmart
                                                    President and Chief Executive Officer                Corporation (retail)
                                                    (January 1988-August 1996) of                        (since 1996).
                                                    Publishers Clearing House.

Stephen Stoneburn (58)      Director   Since 2001   President and Chief Executive Officer       74
                                                    (since June 1996) of Quadrant Media
                                                    Corp. (a publishing company);
                                                    formerly President (June 1995-June
                                                    1996) of Argus Integrated Media, Inc.;
                                                    Senior Vice President and Managing
                                                    Director (January 1993-1995) of
                                                    Cowles Business Media and Senior
                                                    Vice President of Fairchild
                                                    Publications, Inc (1975-1989).

Nancy H. Teeters (71)       Director   Since 2001   Economist; Formerly Vice President          72
                                                    and Chief Economist of International
                                                    Business Machines Corporation;
                                                    Director of Inland Steel Industries
                                                    (July 1984-1999); Formerly Governor
                                                    of the Federal Reserve (September
                                                    1978-June 1984).

Joseph Weber, Ph.D. (78)/1/ Director   Since 1993   Vice President, Finance, Interclass         62
                                                    (international corporate learning)
                                                    since 1991; formerly President, The
                                                    Alliance for Learning; retired Vice
                                                    President, Member of the Board of
                                                    Directors and Member of the
                                                    Executive and Operating
                                                    Committees, Hoffmann-LaRoche Inc;
                                                    Member, Board of Overseers, New
                                                    Jersey Institute of Technology.
                                                    Trustee and Vice Chairman Emeritus,
                                                    Fairleigh Dickinson University.

                                      F3

                                                                                       Number of
                                     Term of                                         Portfolios in
                                    Office***                                        Fund Complex  Other Directorships
                        Position  and Length of        Principal Occupations          Overseen by      Held by the
Name, Address** and Age With Fund  Time Served          During Past 5 Years            Director       Director****
----------------------- ---------  -----------          -------------------            --------       ------------
Louis A. Weil, III (60) Director   Since 2001   Formerly Chairman (January 1999-          73
                                                July 2000), President and Chief
                                                Executive Officer (January 1996-July
                                                2000) and Director (since September
                                                1991) of Central Newspapers, Inc.;
                                                formerly Chairman of the Board
                                                (January 1996-July 2000), Publisher
                                                and Chief Executive Officer (August
                                                1991-December 1995) of Phoenix
                                                Newspapers, Inc.

Clay T. Whitehead (63)  Director   Since 2001   President (since 1983) of National        91
                                                Exchange Inc. (new business
                                                development firm).

                             Interested Directors

                                                                                                 Number of
                                             Term of                                           Portfolios in
                                            Office***                                          Fund Complex  Other Directorships
                              Position    and Length of         Principal Occupations           Overseen by      Held by the
Name, Address** and Age       With Fund    Time Served           During Past 5 Years             Director       Director****
-----------------------       ---------    -----------           -------------------             --------       ------------

*Robert F. Gunia (55)       Vice           Since 2001   Executive Vice President and Chief          112      Vice President and
                            President and               Administrative Officer (since June                   Director (since May
                            Director                    1999) of PI; Executive Vice President                1989) of The Asia
                                                        and Treasurer (since January 1996)                   Pacific Fund, Inc.
                                                        of PI; President (since April 1999) of               Vice President and
                                                        Prudential Investment Management                     Director (since May,
                                                        Services LLC (PIMS); Corporate Vice                  1992) of Nicholas-
                                                        President (since September 1997) of                  Applegate Growth
                                                        The Prudential Insurance Company                     Equity Fund
                                                        of America (Prudential); formerly
                                                        Senior Vice President (March 1987-
                                                        May 1999) of Prudential Securities;
                                                        formerly Chief Administrative Officer
                                                        (July 1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF.

*David R. Odenath, Jr. (44) President and  Since 1999   President, Chief Executive Officer          115
                            Director                    and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

*Judy A. Rice (54)          Vice           Since 2001   Executive Vice President (since             111
                            President and               1999) of PI; formerly various
                            Director                    positions to Senior Vice President
                                                        (1992-1999) of Prudential Securities;
                                                        and various positions to Managing
                                                        Director (1975-1992) of Salomon
                                                        Smith Barney Advisors; Member of
                                                        Board of Governors of the Money
                                                        Management Institute; Member of the
                                                        Prudential Securities Operating
                                                        Council and a Member of the Board
                                                        of Directors for the National
                                                        Association for Variable Annuities.

                                      F4

       Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

                                   Officers

                                      Term of
                                     Office***
                         Position  and Length of         Principal Occupations
Name, Address** and Age With Trust  Time Served           During Past 5 Years
----------------------- ----------  -----------           -------------------
Grace C. Torres (42)    Treasurer   Since 1997   Senior Vice President (since January
                        and                      2000) of PI; formerly First Vice
                        Principal                President (December 1996-January
                        Financial                2000) of PI and First Vice President
                        and                      (March 1993-1999) of Prudential
                        Accounting               Securities.
                        Officer

Jonathan D. Shain (43)  Secretary   Since 2001   Vice President and Corporate
                                                 Counsel (since August 1998) of
                                                 Prudential; formerly Attorney with
                                                 Fleet Bank, N.A. (January 1997-July
                                                 1998) and Associate Counsel
                                                 (August 1994-January 1997) of New
                                                 York Life Insurance Company.

William V. Healey (48)  Assistant   Since 1999   Vice President and Associate
                        Secretary                General Counsel (since 1998) of
                                                 Prudential; Executive Vice President,
                                                 Secretary and Chief Legal Officer
                                                 (since February 1999) of PI; Senior
                                                 Vice President, Chief Legal Officer
                                                 and Secretary (since December
                                                 1998) of PIMS; Executive Vice
                                                 President, Chief Legal Officer and
                                                 Secretary (since February 1999) of
                                                 Prudential Mutual Fund Services
                                                 LLC; Director (since June 1999) of
                                                 ICI Mutual Insurance Company; prior
                                                 to August 1998, Associate General
                                                 Counsel of the Dreyfus Corporation
                                                 (Dreyfus), a subsidiary of Mellon
                                                 Bank, N.A. (Mellon Bank), and an
                                                 officer and/or director of various
                                                 affiliates of Mellon Bank and Dreyfus.

Jeffrey M. Scarbel (38) Assistant   Since 2000   Vice President (since November
                        Treasurer                2000) of PI; formerly Director
                                                 (October 1996-November 2000) of
                                                 PI.

--------
/1  Mr. Weber is scheduled to retire from the Board as of December 31, 2002. /
* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager a Subadviser or the Distributor.
** Unless otherwise noted, the address of the Directors and Officers is c/o:
   Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
***There is no set term of office for Directors and Officers. The Independent
   Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.
****This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
Additional information about the Fund's Directors is included in the Fund's
   Statement of Additional Information which is available without charge, upon request, by calling (800) 778-2255, if you own a variable life insurance contract or (888) 778-2888, if you own a variable annuity contract.

                                      F5

The Prudential Series Fund, Inc.        ANNUAL REPORT          December 31, 2001
--------------------------------------------------------------------------------

SP JENNISON INTERNATIONAL GROWTH
   PORTFOLIO (CLASS II)
SP STRATEGIC PARTNERS FOCUSED GROWTH
   PORTFOLIO (CLASS II)

--------------------------------------------------------------------------------


Build



                                                     on the Rock



The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777                                [LOGO] Prudential Financial

IFS-2002-A068592
PSF ALLIANZ AR

Build on the Rock
--------------------------------------------------------------------------------

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. The prospectus contains more information about both The Prudential Series Fund, Inc. and the variable product, including all charges and expenses, and should be read carefully before investing or sending money.

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

The Prudential Series Fund, Inc.         Annual Report         December 31, 2001
--------------------------------------------------------------------------------

Letter to Contract Owner
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

This annual report reviews the investment strategies and performance of the Prudential Series Fund Class II Portfolio(s).

SEPTEMBER 11, 2001

The days and weeks following the attacks of September 11 were difficult for all Americans. As a nation we mourned, yet our resolve to carry on was strong. At Prudential Financial, getting back to business was the best way we knew to pay tribute to the American spirit and reassure our clients of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and in the aftermath of the terrorist attacks, it was even more so. It was important for us to be there for you.

FINANCIAL MARKETS ARE RESILIENT

As of this writing, what we have known about the resilience of our financial markets has been reaffirmed. In the period following the attacks, the Dow Jones Industrial Average-considered a general measure of market performance-fell to its lowest level since October 1998. This decline was not unexpected-the markets exhibited similar behavior in the wake of other pivotal moments in history, including Pearl Harbor, the Cuban Missile Crisis, and the start of the Persian Gulf War. Likewise, the Index's rebound mirrored historic precedent when on Friday, November 9, the Average rose above its pre-September 11 level for the first time. Of course, historic precedent should not be used to predict the outcome of future events.

STAY THE COURSE

The behavior of the broad market in the weeks following September 11 underscores the importance of refraining from making investment decisions based on emotional reactions-it's better to maintain a patient focus on long-term investment strategies. Now may also be a good time for investors to review their portfolios, to ensure that their assets are allocated in a way that is best suited to meet these strategies. Above all else, investors should continue to seek guidance from a financial professional.

Thank you.

Sincerely,


/s/ David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                                January 31, 2002

The views expressed are as of January 31, 2002, and are subject to change based on market and other conditions.


[PHOTO]

Chairman
David R. Odenath, Jr.

"The behavior of the broad market in the weeks following September 11 underscores the importance of refraining from making investment decisions based on emotional reactions-it's better to maintain a patient focus on long-term investment strategies."

The Prudential Series Fund, Inc.          Annual Report        December 31, 2001
--------------------------------------------------------------------------------

SP Jennison International Growth Portfolio (Class II)
--------------------------------------------------------------------------------

MANAGED BY
Jennison Associates LLC

We expect to move slowly toward more economically exposed companies as the new calendar year unfolds and before most investors are prepared to commit fully to an economic recovery. However, we are focusing narrowly on the companies we think are best positioned to come out of the downturn strongly--those with good balance sheets and strategic positions.

PERFORMANCE SUMMARY

                                                               Six                  Since
Average Annual Returns                                        Month      1-Year   Inception*
SP Jennison International Growth Portfolio (Class II)/1/     -13.67%    -35.92%    -37.67%
Lipper (VIP) International Funds Avg./2/                      -8.37%    -21.48%    -20.77%
MSCI EAFE Index/3/                                            -8.00%    -21.44%    -19.33%

SP Jennison International Growth Portfolio (Class II) inception date: 10/4/2000.

The SP Jennison International Growth Portfolio declined substantially, primarily because growth investing was out of favor on a global basis. The Lipper (VIP) International Funds Average fared better because it includes funds with different investment styles, including those with greater style diversification.

PERFORMANCE REVIEW

Technology, media, and telecommunications stocks accounted for a substantial part of the Portfolio's decline. Consumers are adopting new telecommunication services much more slowly than originally anticipated. Colt Telecom Group, by far the largest detractor, focuses on the profitable business of wiring commercial buildings with the most current technology. A few large companies in its business went bankrupt, so investors abandoned the group as a whole. Cable & Wireless (Internet and private telecommunications networks), Vodafone Group, and Sonera (both wireless telephone services) also had substantial price declines. Stocks of companies providing the hardware for these services, such as Marconi, Nokia, and Alcatel, also had steep drops. Technological consultants and software firms also hurt the Portfolio, particularly Logica, Dimension Data Holdings, and Cap Gemini.

Media companies were hurt by the economic slowdown's consequent reduction of advertising spending. The large publishers Pearson and VNU had the largest impacts on the Portfolio, although neither has extensive exposure to the recession-driven slowdown in advertising.

Li & Fung manages the outsourced manufacturing of apparel for brands such as Limited and Abercrombie & Fitch. Some of the fashion retailers who are its customers were hesitant to take on inventory this year because of concerns that the economic slowdown would hurt spring sales.

Our healthcare holdings, including Sanofi-Synthelabo, H. Lundbeck (both drugs), and Serono (biotechnology), made a positive aggregate contribution. So did some financial positions, including Hana Bank and Marschollek, Lautenschlager (financial consulting for young professionals). Positive contributors among our technology holdings included ASM International (semiconductor equipment) and SAP (software).

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                 $5,557 SP Jennison International/
                   Growth Portfolio (Class II)/1/  $7,645 MSCI EAFE Index/3/

Dec/2000                       8,672.11                   9,731.66
Jun/2001                       6,436.55                   8,309.94
Dec/2001                       5,556.74                   7,644.93


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and the MSCI EAFE Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000. Performance of less than one year is cumulative.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/  Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
     (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.         Annual Report         December 31, 2001
--------------------------------------------------------------------------------

SP Strategic Partners Focused Growth Portfolio (Class II)
--------------------------------------------------------------------------------

MANAGED BY
Jennison Associates LLC and Alliance Capital Management L.P.

The SP Strategic Partners Focused Growth Portfolio combines the efforts of two leading growth style equity investment advisers: Jennison Associates and Alliance Capital Management. There are many ways of executing a growth investing strategy, and by combining the results of two advisers, we hope to produce a more consistent return than either adviser would do alone.

PERFORMANCE SUMMARY

                                                                 Six      Since
Cumulative Total Returns                                        Month   Inception*

SP Strategic Partners Focused Growth Portfolio (Class II)/1/   -8.47%   -20.80%
Lipper (VIP) Large-Cap Growth Funds Avg./2/                    -8.79%   -22.94%
Russell 1000(R) Growth Index/3/                                -7.21%   -20.42%
S&P 500 Index/4/                                               -5.56%   -11.88%

SP Strategic Partners Focused Growth Portfolio (Class II) inception date:
1/12/2001.

It was a poor year for companies aiming at rapid growth. Even the -20.80% return of the Portfolio was better than the Lipper (VIP) Large-Cap Growth Funds Average. The Portfolio's worst detractors were concentrated in the technology sector, while healthcare and financial companies were among the positive contributors.

PERFORMANCE REVIEW

Drug stocks performed poorly because of their large gains in 2000 and because of concerns about competition from generic drugs. Nonetheless, the Portfolio's health-care service companies--UnitedHealth Group and Laboratory Corporation of America--were positive contributors. Johnson & Johnson, whose growth comes primarily from its drug business, also did well. The company could substantially increase its earnings growth if its introduction of a drug-coated stent (artery structural support) that virtually eliminates reclogging after implantation in coronary arteries is successful.

The Portfolio's top contributors included large computer companies with dominant market positions, including Dell Computer, Applied Materials, and IBM. We also had significant gains on Nortel Networks, Yahoo, and Microsoft.

The Portfolio had positive contributions from the retailer Kohl's, the industrial conglomerate Tyco International, and the food company Pepsico. Financial stocks Goldman Sachs Group, BankOne, and American International Group also made positive contributions.

The Portfolio's worst detractor was Enron, whose bankruptcy, because its large, previously unknown debt exposure fatally weakened its growing energy trading business, was rapid and unexpected. The airline UAL was hurt by the impact of September 11. The Portfolio's other worst detractors were all large technology or telecommunications companies, including Cisco Systems, Nokia, EMC, JDS Uniphase, and Vodafone Group.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                 $7,920 SP Strategic Partners/
              Focused Growth Portfolio (Class II)/1/  $8,812 S&P 500 Index/4/
Dec/2000                    10,000.00                     10,000.00
Jun/2001                     8,652.48                      9,330.71
Dec/2001                     7,919.62                      8,812.39


  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, Russell 1000(R) Growth Index, and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 12/31/2000.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Russell 1000(R) Growth Index contains those securities in the Russell 1000(R) index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market average or index.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2001


                                                   SP Jennison
                                                  International   SP Strategic
                                                     Growth     Partners Focused
                                                    Portfolio   Growth Portfolio
--------------------------------------------------------------------------------
ASSETS
 Investments, excluding repurchase agreements, at
   value (a).....................................  $36,077,554    $ 9,568,823
 Repurchase agreements (a).......................           --        380,000
 Cash............................................           --          1,381
 Foreign currency, at value (b)..................           13             --
 Receivable for capital stock sold...............      318,352         24,779
 Receivable for investments sold.................      156,028         11,181
 Interest and dividends receivable...............       12,902          5,580
 Due from manager................................           --         20,299
 Deferred expenses and other assets..............          147             56
--------------------------------------------------------------------------------
   Total Assets..................................   36,564,996     10,012,099
--------------------------------------------------------------------------------
LIABILITIES
 Payable for capital stock repurchased...........    1,655,744            137
 Payable for investments purchased...............       72,390        335,882
 Distribution fee payable........................        3,066            393
 Management fee payable..........................        2,821             --
 Administration fee payable......................        1,840            236
 Withholding tax payable.........................          425             96
 Accrued expenses and other liabilities..........       17,060         35,442
--------------------------------------------------------------------------------
   Total Liabilities.............................    1,753,346        372,186
--------------------------------------------------------------------------------
NET ASSETS.......................................  $34,811,650    $ 9,639,913
--------------------------------------------------------------------------------
Net assets were comprised of
 Common stock, at $0.01 par value................  $    63,947    $    14,345
 Paid-in-capital, in excess of par...............   41,761,118     12,266,606
--------------------------------------------------------------------------------
                                                    41,825,065     12,280,951
 Overdistribution of net investment income.......      (15,405)           (96)
 Accumulated net realized loss on investments....   (5,659,047)    (2,744,540)
 Net unrealized appreciation (depreciation) on
   investments and foreign currencies............   (1,338,963)       103,598
--------------------------------------------------------------------------------
 Net assets, December 31, 2001...................  $34,811,650    $ 9,639,913
--------------------------------------------------------------------------------
Net assets consist of
 Class I.........................................  $19,917,773    $ 7,667,733
 Class II........................................   14,893,877      1,972,180
--------------------------------------------------------------------------------
Shares Outstanding
 Class I (c).....................................    3,653,452      1,140,039
 Class II (d)....................................    2,741,204        294,416
--------------------------------------------------------------------------------
Net asset value and redemption price per share
 Class I.........................................  $      5.45    $      6.73
 Class II........................................         5.43           6.70
--------------------------------------------------------------------------------
(a)  Identified cost of investments..............  $37,417,130    $ 9,845,225
(b)  Identified cost of foreign currency.........  $        13    $        --
(c)  Class I authorized shares...................   80,000,000     80,000,000
(d)  Class II authorized shares..................   20,000,000     20,000,000


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                           STATEMENTS OF OPERATIONS
                         Year Ended December 31, 2001


                                            SP Jennison
                                           International   SP Strategic
                                              Growth     Partners Focused
                                             Portfolio   Growth Portfolio
       ------------------------------------------------------------------
       INVESTMENT INCOME
        Dividends (a).....................  $   148,616    $    43,319
        Interest..........................      159,279         26,215
       ------------------------------------------------------------------
                                                307,895         69,534
       ------------------------------------------------------------------
       EXPENSES
        Management fee....................      180,080         73,847
        Distribution fee -- Class II......       23,400          1,288
        Administration fee -- Class II....       14,040            773
        Custodian's fees and expenses.....      176,000         96,200
        Audit fee.........................       12,000         10,000
        Amortization of offering costs....       10,000          5,752
        Directors' fees...................        7,200         12,000
        Transfer agent's fees and expenses        4,000          1,800
        Shareholders' reports.............        2,200         12,500
        Legal fees and expenses...........        1,500          1,500
        Miscellaneous.....................        1,074          1,197
       ------------------------------------------------------------------
          Total expenses..................      431,494        216,857
        Less: custodian fee credit........      (26,191)          (266)
            expense subsidy...............     (131,350)      (131,964)
       ------------------------------------------------------------------
          Net expenses....................      273,953         84,627
       ------------------------------------------------------------------
       NET INVESTMENT INCOME (LOSS).......       33,942        (15,093)
       ------------------------------------------------------------------
       NET REALIZED AND UNREALIZED GAIN
       (LOSS) ON  INVESTMENTS AND FOREIGN
       CURRENCIES
        Net realized loss on:
          Investments.....................   (5,523,742)    (2,459,920)
          Foreign currencies..............      (72,509)            --
       ------------------------------------------------------------------
                                             (5,596,251)    (2,459,920)
       ------------------------------------------------------------------
        Net change in unrealized
          appreciation (depreciation) on:
          Investments.....................     (555,388)     1,029,005
          Foreign currencies..............          879             --
       ------------------------------------------------------------------
                                               (554,509)     1,029,005
       ------------------------------------------------------------------
       NET LOSS ON INVESTMENTS AND
       FOREIGN CURRENCIES.................   (6,150,760)    (1,430,915)
       ------------------------------------------------------------------
       NET DECREASE IN NET ASSETS
       RESULTING FROM OPERATIONS..........  $(6,116,818)   $(1,446,008)
       ------------------------------------------------------------------
       (a)  Net of foreign withholding
            taxes of......................  $    14,582    $       645

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                           SP Jennison
                                                                                          International
                                                                                         Growth Portfolio
                                                                                   ---------------------------
                                                                                                  September 22,
                                                                                                    2000 (c)
                                                                                    Year Ended       through
                                                                                   December 31,   December 31,
                                                                                       2001           2000
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................................................... $      33,942  $      7,879
  Net realized loss on investments and foreign currencies.........................    (5,596,251)     (161,753)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currencies.....................................................................      (554,509)     (784,454)
----------------------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................    (6,116,818)     (938,328)
----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I........................................................................            --            --
   Class II.......................................................................            --            --
----------------------------------------------------------------------------------------------------------------
                                                                                              --            --
----------------------------------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I........................................................................       (40,473)           --
   Class II.......................................................................       (22,107)           --
----------------------------------------------------------------------------------------------------------------
                                                                                         (62,580)           --
----------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS..............................................       (62,580)           --
----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..............................................................   214,023,922    21,964,625
  Capital stock issued in reinvestment of dividends and distributions.............        62,580            --
  Capital stock repurchased.......................................................  (183,409,018)  (10,712,733)
----------------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.....................................................................    30,677,484    11,251,892
----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS......................................................    24,498,086    10,313,564
----------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.............................................................    10,313,564            --
----------------------------------------------------------------------------------------------------------------
  End of period (b)............................................................... $  34,811,650  $ 10,313,564
----------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.....................................................................    34,707,972     2,424,832
  Shares issued in reinvestment of dividends and distributions....................        10,106            --
  Shares  repurchased.............................................................   (29,537,466)   (1,210,788)
----------------------------------------------------------------------------------------------------------------
  NET INCREASE IN SHARES OUTSTANDING..............................................     5,180,612     1,214,044
----------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of.............................. $          --  $         --
(c)  Commencement of operations.

                                                                                          SP Strategic
                                                                                        Partners Focused
                                                                                        Growth Portfolio
                                                                                   -------------------------
                                                                                                September 22,
                                                                                                  2000 (c)
                                                                                    Year Ended     through
                                                                                   December 31, December 31,
                                                                                       2001         2000
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................................................... $   (15,093)  $     2,510
  Net realized loss on investments and foreign currencies.........................  (2,459,920)     (284,620)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currencies.....................................................................   1,029,005      (925,407)
-------------------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................  (1,446,008)   (1,207,517)
-------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I........................................................................      (2,385)       (2,442)
   Class II.......................................................................          (1)           --
-------------------------------------------------------------------------------------------------------------
                                                                                        (2,386)       (2,442)
-------------------------------------------------------------------------------------------------------------
  Tax return of capital distributions
   Class I........................................................................          --            --
   Class II.......................................................................          --            --
-------------------------------------------------------------------------------------------------------------
                                                                                            --            --
-------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS..............................................      (2,386)       (2,442)
-------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold..............................................................   9,675,982     7,077,871
  Capital stock issued in reinvestment of dividends and distributions.............       2,386         2,442
  Capital stock repurchased.......................................................  (4,441,070)      (19,345)
-------------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
 TRANSACTIONS.....................................................................   5,237,298     7,060,968
-------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS......................................................   3,788,904     5,851,009
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period.............................................................   5,851,009            --
-------------------------------------------------------------------------------------------------------------
  End of period (b)............................................................... $ 9,639,913   $ 5,851,009
-------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.....................................................................   1,391,341       738,511
  Shares issued in reinvestment of dividends and distributions....................         311           310
  Shares  repurchased.............................................................    (693,687)       (2,331)
-------------------------------------------------------------------------------------------------------------
  NET INCREASE IN SHARES OUTSTANDING..............................................     697,965       736,490
-------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income of.............................. $        --   $       508
(c)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                  SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

December 31, 2001


           LONG-TERM INVESTMENTS -- 79.2%                   Value
                                                 Shares    (Note 2)
           COMMON STOCKS -- 75.3%                ------- ------------
           Australia -- 2.2%
             Brambles Industries, Ltd........... 141,094 $    749,317
                                                         ------------
           Bermuda -- 1.9%
             XL Capital Ltd., (Class "A" Stock).   7,100      648,656
                                                         ------------
           Denmark -- 2.6%
             ISS A/S (a)........................   6,825      336,038
             Novo Nordisk A/S (Class "B" Stock).  14,340      586,656
                                                         ------------
                                                              922,694
                                                         ------------
           Federal Republic of Germany -- 4.5%
             MLP AG.............................   5,652      412,151
             Muenchener Rueckversicherungs --
               Gesellschaft AG..................   1,900      516,453
             SAP AG.............................   4,900      638,982
                                                         ------------
                                                            1,567,586
                                                         ------------
           Finland -- 1.4%
             Nokia Oyj..........................  18,700      482,712
                                                         ------------
           France -- 10.4%
             Altran Technologies SA.............  11,500      520,214
             Aventis SA.........................  12,551      892,190
             Sanofi-Synthelabo SA...............  14,700    1,098,018
             Societe Television Francaise 1.....  11,700      296,073
             TotalFinaElf SA....................   5,703      815,372
                                                         ------------
                                                            3,621,867
                                                         ------------
           Hong Kong -- 5.1%
             Convenience Retail Asia, Ltd.(a)... 372,648      120,662
             Hang Seng Bank, Ltd................  14,300      157,247
             Johnson Electric Holdings, Ltd..... 738,400      776,456
             Li & Fung, Ltd..................... 631,100      708,137
                                                         ------------
                                                            1,762,502
                                                         ------------
           Iceland -- 0.3%
             deCODE GENETICS, Inc.(a)...........  10,200       99,960
                                                         ------------
           Italy -- 4.1%
             Banca Fideuram SpA.................  45,150      361,798
             Snam Rete Gas SpA(a)............... 255,800      677,182
             Tod's SpA..........................   9,825      402,845
                                                         ------------
                                                            1,441,825
                                                         ------------
           Japan -- 4.8%
             Fuji Television Network, Inc.......      41      164,754
             Nintendo Co., Ltd..................   4,300      749,630
             NTT DoCoMo, Inc....................      52      608,302
             ORIX Corp..........................   1,500      133,769
                                                         ------------
                                                            1,656,455
                                                         ------------
           Netherlands -- 6.0%
             ASM International NV(a)............   4,900       95,599
             Koninklijke Ahold NV...............  19,400      565,109
             STMicroelectronics NV..............  17,700      568,757
             VNU NV.............................  27,771      854,249
                                                         ------------
                                                            2,083,714
                                                         ------------

                                                            Value
           COMMON STOCKS                         Shares    (Note 2)
           (Continued)                           ------- ------------
           Singapore -- 0.7%
             DBS Group Holdings, Ltd............  33,000 $    246,629
                                                         ------------
           South Korea -- 3.6%
             Hana Bank..........................  33,744      434,163
             Samsung Electronics Co., Ltd.......   3,930      834,770
                                                         ------------
                                                            1,268,933
                                                         ------------
           Spain -- 5.4%
             Banco Bilbao Vizcaya Argentaria SA.  56,326      697,866
             Industria de Diseno Textil SA(a)...  36,100      688,925
             Telefonica SA(a)...................  35,700      478,272
                                                         ------------
                                                            1,865,063
                                                         ------------
           Sweden -- 1.1%
             Securitas AB (Class "B" Stock).....  19,900      378,986
                                                         ------------
           Switzerland -- 3.4%
             Credit Suisse Group(a).............   9,600      409,816
             Serono SA (Class "B" Stock)........     916      800,292
                                                         ------------
                                                            1,210,108
                                                         ------------
           United Kingdom -- 17.8%
             ARM Holdings PLC(a)................  42,700      223,195
             Capita Group PLC................... 139,716      997,299
             COLT Telecom Group PLC(a).......... 326,681      489,917
             Diageo PLC.........................  59,100      675,489
             Logica PLC.........................  69,930      651,636
             Pearson PLC........................  67,344      775,598
             Reckitt Benckiser PLC..............  64,409      937,795
             Reed International PLC.............  56,000      464,755
             Vodafone Group PLC................. 374,320      979,656
                                                         ------------
                                                            6,195,340
                                                         ------------
           TOTAL COMMON STOCKS
            (cost $27,647,443)..........................   26,202,347
                                                         ------------
           PREFERRED STOCKS -- 3.9%
           Germany
             Porsche AG.........................   2,371      902,207
             Wella AG...........................   9,200      474,804
                                                         ------------
           TOTAL PREFERRED STOCKS
            (cost $1,271,491)...........................    1,377,011
                                                         ------------
           TOTAL LONG-TERM INVESTMENTS
            (cost $28,918,934)..........................   27,579,358
                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

December 31, 2001


                                                               Value
                                                    Shares    (Note 2)
SHORT-TERMINVESTMENT -- 24.4%                      --------- -----------
Mutual Fund
 Prudential Core Investment Fund -- Taxable Money
   Market Series (Note 4), (cost $8,498,196).....  8,498,196 $ 8,498,196
                                                             -----------
TOTAL INVESTMENTS -- 103.6% (cost $37,417,130; Note 7)......  36,077,554
LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.6)%.............  (1,265,904)
                                                             -----------
NET ASSETS -- 100.0%........................................ $34,811,650
                                                             ===========

The following abbreviations are used in the portfolio descriptions:

AB  Aktiebolag (Swedish Stock Company)
AG  Aktiengesellschaft (German Stock Company)
A/S Aktieselskab (Danish Stock Company)
NV  Naamloze Vennootschap (Dutch Corporation)
Oyj Osakeyhiro (Finnish Stock Company)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anomia (Spanish Corporation) or
    SocieteAnonyme (French Corporation)
SpA Societa per Azione (Italian Corporation)

(a)Non-Income producing security.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2001 was as follows:

Money Market Mutual Funds.......................................  24.4%
Pharmaceuticals.................................................  10.0%
Banks & Financial Services......................................   9.7%
Media & Entertainment...........................................   6.8%
Computer Software & Services....................................   6.7%
Retail..........................................................   5.1%
Telecommunications Services.....................................   4.7%
Telecommunications Equipment....................................   4.5%
Oil & Gas Services..............................................   4.3%
Commercial Services.............................................   4.2%
Human Resources.................................................   2.9%
Consumer Products...............................................   2.7%
Automobiles & Manufacturing.....................................   2.6%
Electronics.....................................................   2.2%
Toys............................................................   2.2%
Distribution/Wholesalers........................................   2.0%
Food & Beverage.................................................   1.9%
Insurance.......................................................   1.9%
Semiconductors..................................................   1.9%
Engineering.....................................................   1.5%
Cosmetic & Toiletries...........................................   1.4%
                                                                 -----
                                                                 103.6%
Liabilities in excess of other assets...........................  (3.6)%
                                                                 -----
                                                                 100.0%
                                                                 =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

                SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

December 31, 2001


            LONG-TERM INVESTMENTS -- 94.7%                 Value
                                                  Shares  (Note 2)
            COMMON STOCKS                         ------ ----------
            Airlines -- 1.0%
              UAL Corp...........................  7,200 $   97,200
                                                         ----------
            Computer Software & Services -- 4.5%
              Electronic Data Systems Corp.......  1,700    116,535
              Microsoft Corp.(a).................  4,800    318,000
                                                         ----------
                                                            434,535
                                                         ----------
            Diversified Manufacturing Operations -- 4.7%
              General Electric Co................  5,200    208,416
              Tyco International Ltd.............  4,200    247,380
                                                         ----------
                                                            455,796
                                                         ----------
            Drugs & Medical Supplies -- 10.1%
              Cardinal Health, Inc...............  1,700    109,922
              Genentech, Inc.(a).................  4,800    260,400
              Johnson & Johnson..................  6,500    384,150
              MedImmune, Inc.(a).................  4,800    222,480
                                                         ----------
                                                            976,952
                                                         ----------
            Electronic Components -- 2.9%
              Intel Corp.........................  8,900    279,905
                                                         ----------
            Financial Services -- 15.2%
              Bank One Corp......................  7,300    285,065
              Citigroup, Inc.....................  8,700    439,176
              Federal Home Loan Mortgage Corp....  2,600    170,040
              Goldman Sachs Group, Inc...........    800     74,200
              Household International, Inc.......  3,700    214,378
              MBNA Corp..........................  8,100    285,120
                                                         ----------
                                                          1,467,979
                                                         ----------
            Food & Beverage -- 2.2%
              PepsiCo, Inc.......................  4,300    209,367
                                                         ----------
            Health Care Services -- 4.4%
              UnitedHealth Group, Inc............  6,000    424,620
                                                         ----------
            Insurance -- 2.6%
              American International Group, Inc..  3,200    254,080
                                                         ----------
            Media -- 6.0%
              AOL Time Warner, Inc.(a)...........  4,500    144,450
              Viacom, Inc. (Class "B" Stock)(a)..  9,800    432,670
                                                         ----------
                                                            577,120
                                                         ----------
            Oil & Gas -- 2.6%
              BJ Services Co.(a).................  7,600    246,620
                                                         ----------
            Pharmaceuticals -- 6.9%
              Pfizer, Inc........................ 16,700    665,495
                                                         ----------
            Retail -- 16.0%
              Best Buy Co., Inc.(a)..............  2,400    178,752
              Home Depot, Inc....................  5,600    285,656
              Kohl's Corp.(a).................... 10,200    718,488
              Tiffany & Co.......................  6,800    213,996
              Walgreen Co........................  4,200    141,372
                                                         ----------
                                                          1,538,264
                                                         ----------

                                                                Value
      COMMON STOCKS                                  Shares    (Note 2)
      (Continued)                                   --------- ----------
      Technology -- 9.1%
        Dell Computer Corp.(a).....................   10,800  $  293,544
        International Business Machines Corp.......    2,500     302,400
        Texas Instruments, Inc.....................   10,000     280,000
                                                              ----------
                                                                 875,944
                                                              ----------
      Telecommunications -- 6.5%
        AT&T Wireless Services, Inc.(a)............   14,700     211,239
        Nokia Oyj, ADR (Finland)...................    7,400     181,522
        Vodafone Group PLC, ADR
         (United Kingdom)..........................    9,100     233,688
                                                              ----------
                                                                 626,449
                                                              ----------
      TOTAL LONG-TERM INVESTMENTS
        (cost $9,026,728)....................................  9,130,326
                                                              ----------

                                                    Principal
                                                     Amount
                                                      (000)
                                                    ---------
      SHORT-TERM INVESTMENTS -- 8.5%
      Repurchase Agreement -- 3.9%
        Joint Repurchase Agreement Account,
         1.64%, 01/02/02 (Note 5).................. $    380     380,000
                                                              ----------
                                                     Shares
                                                    ---------
      Mutual Funds -- 4.6%
        Prudential Core Investment Fund -- Taxable
         Money Market Series (Note 4)..............  438,497     438,497
                                                              ----------
      TOTAL SHORT-TERM INVESTMENTS
        (cost $818,497)......................................    818,497
                                                              ----------
      TOTAL INVESTMENTS -- 103.2%
        (cost $9,845,225; Note 7)............................  9,948,823
      LIABILITIES IN EXCESS OF OTHER
       ASSETS -- (3.2)%......................................   (308,910)
                                                              ----------
      NET ASSETS -- 100.0%................................... $9,639,913
                                                              ==========

The following abbreviations are used in portfolio descriptions:

                ADR American Depository Receipt
                Oyj Julkinen Osakeyhtio (Finnish Company)
                PLC Public Limited Company (British Corporation)

(a)Non-Income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to two Portfolios: SP Jennison International Growth Portfolio and SP Strategic Partners Focused Growth Portfolio.

       The Portfolios of the Series Fund have the following as investment objectives:

       SP Jennison International Growth Portfolio: Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

       SP Strategic Partners Focused Growth Portfolio: Long-term capital growth by investing primarily in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Securities listed on an exchange or NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation, or if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments LLC ("PI"), formerly known as Prudential Investments Fund Management LLC, under the direction of the Series Fund's Board of Directors.

       Short-term securities which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

       (ii) purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

                                      C1

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain
       (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level.

       Net investment income (loss), other than administration and distribution fees, and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

       Taxes: For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. Each Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Deferred Offering Expenses: Certain costs incurred in connection with the initial offering of shares of certain portfolios of the Series Fund were approximately $130,000. These costs were deferred and amortized over a 12 month period from the date the respective Portfolios commenced investment operations.

                                      C2

Note 3: Agreements

       The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisory agreements with Jennison Associates LLC ("Jennison") and Alliance Capital Management, LP ("Alliance") (collectively, the "Subadvisors"), under which each provides investment advisory services with certain Portfolios of the Series Fund. PI pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

       The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets.

                                                          Management
                             Portfolio                       Fee
                             ---------                    ----------
           SP Jennison International Growth Portfolio....    0.85%
           SP Strategic Partners Focused Growth Portfolio    0.90

       The Subadvisors provide investment advisory services to the Portfolios as follows. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

                         Portfolio                      Subadvisor(s)
                         ---------                    ------------------
       SP Jennison International Growth Portfolio.... Jennison
       SP Strategic Partners Focused Growth Portfolio Alliance, Jennison

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

       PI has agreed to reimburse each Portfolio the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds the percentage stated below of the Portfolio's average daily net assets.

                                                     Class I      Class II
                     Portfolio                    Expense Limit Expense Limit
                     ---------                    ------------- -------------
   SP Jennison International Growth Portfolio....     1.24%         1.64%
   SP Strategic Partners Focused Growth Portfolio     1.01          1.41

       PIMS, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ("Prudential").

       The Series Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates.The Funds pay a commitment fee of .08 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternate source of funding for capital share redemptions. The Series Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2001.

                                      C3

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expense paid to nonaffiliates. During the year ended December 31, 2001, the Series Fund incurred fees for the services of PMFS and as of December 31, 2001 fees were due to PMFS as follows:

                                      Amount Incurred      Amount Due
                                     for the Year Ended       as of
                 Portfolio           December 31, 2001  December 31, 2001
                 ---------           ------------------ -----------------
       SP Jennison International
         Growth Portfolio...........       $4,000             $500
       SP Strategic Partners Focused
         Growth Portfolio...........        1,800              300
                                           ------             ----
                                           $5,800             $800
                                           ======             ====

       Certain Portfolios invest in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the fiscal year ended December 31, 2001, the SP Jennison International Growth Portfolio earned income of $5,948 from the Series by investing its excess cash.

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $225,737,000 as of December 31, 2001. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                            Principal   Percentage
                       Portfolio             Amount      Interest
                       ---------           ------------ ----------
             SP Strategic Partners Focused
               Growth Portfolio........... $    380,000     0.17%
             All other Portfolios.........  225,357,000    99.83
                                           ------------   ------
                                           $225,737,000   100.00%
                                           ============   ======

       As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

       Bear Stearns, 1.65%, in the principal amount of $75,246,000, repurchase price $75,311,041, due 01/02/2002. The value of the collateral including accrued interest was $76,817,263.

       Goldman Sachs, 1.68%, in the principal amount of $75,246,000, repurchase price $75,246,814, due 01/02/2002. The value of the collateral including accrued interest was $76,751,750.

       UBS Warburg, 1.60%, in the principal amount of $75,245,000, repurchase price $75,245,122, due 01/02/2002. The value of the collateral including accrued interest was $76,750,025.

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2001 were as follows:

       Cost of Purchases:

                             Portfolio
                             ---------
                   SP Jennison International
                     Growth Portfolio........... $40,085,675
                   SP Strategic Partners Focused
                     Growth Portfolio...........  13,845,736

                                      C4

       Proceeds from Sales:

                             Portfolio
                             ---------
                   SP Jennison International
                     Growth Portfolio........... $14,540,586
                   SP Strategic Partners Focused
                     Growth Portfolio...........   8,885,477

Note 7: Distributions and Tax Information

       Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized capital gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended December 31, 2001, the adjustments were as follows:

                                                      Paid-in Capital Undistributed  Accumulated
                                                       in Excess of   Net Investment Net Realized
                                                            Par           Income     Gain (Loss)
                                                      --------------- -------------- ------------
SP Jennison International Growth Portfolio (a)(b)(c).    $(35,437)       $(37,072)     $72,509
SP Strategic Partners Focused Growth Portfolio (b)(c)     (16,875)         16,875           --
(a) Reclassification of net foreign currency gain (loss).
(b) Reclassification of tax operating loss.
(c) Reclassification of non-deductible expenses.

       Net Investment income, net realized gains and net assets were not affected by these reclassifications.

       The tax character of distributions paid during the year ended December 31, 2001 was:

                                               Ordinary Return of     Total
                                                Income   Capital  Distributions
                                               -------- --------- -------------
SP Jennison International Growth Portfolio....      --   $62,580     $62,580
SP Strategic Partners Focused Growth Portfolio  $2,386        --       2,386

       As of December 31, 2001, the approximate capital loss carryforwards were as follows:

                                                                  Approximate
                                                                  Capital Loss
                                                                Carryforward (c)
                                                                ----------------
SP Jennison International Growth Portfolio (a)................   $(3,917,000)      (expiring in 2009)
SP Strategic Partners Focused Growth Portfolio (b)............    (1,799,000)(d)
(a) The difference between book basis and tax basis is primarily cost basis adjustments and post currency and capital losses of approximately $15,000 and $602,000.
(b) Thedifference between book basis and tax basis is primarily cost basis adjustments and post-October capital losses of approximately $644,000.
(c) Accordingly,no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.
(d) Approximately $185,000 expiring in 2008 and $1,614,000 expiring in 2009.

       The United States federal income tax basis and the unrealized appreciation (depreciation) of the Series Fund's investments as of December 31, 2001 were as follows:

                                                                          Other Cost
                                   Tax Basis                                 Basis    Total Net
                                 of Investments Appreciation Depreciation Adjustments Unrealized
                                 -------------- ------------ ------------ ----------- -----------
SP Jennison International Growth
  Portfolio.....................  $38,556,813    $1,036,967   $3,516,226     $866     $(2,478,393)
SP Strategic Partners Focused
  Growth Portfolio..............   10,147,528       367,530      596,235       --        (198,705)

       The difference between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation (depreciation) on forward currency contracts and mark to market of receivables and payables.

                                      C5

Note 8: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

       Transactions in shares of common stock were as follows:

SP Jennison International Growth Portfolio:

                             Class I                                  Shares        Amount
                             -------                                -----------  -------------
Year ended December 31, 2001:
Capital stock sold.................................................   4,492,033  $  26,626,723
Capital stock issued in reinvestment of dividends and distributions       6,463         40,473
Capital stock repurchased..........................................  (1,737,830)   (10,192,987)
                                                                    -----------  -------------
Net increase in shares outstanding.................................   2,760,666  $  16,474,209
                                                                    ===========  =============
September 22, 2000 (a) through December 31, 2000:
Capital stock sold.................................................     912,063  $   8,639,496
Capital stock repurchased..........................................     (19,277)      (165,681)
                                                                    -----------  -------------
Net increase in shares outstanding.................................     892,786  $   8,473,815
                                                                    ===========  =============

                             Class II
                             --------
Year ended December 31, 2001:
Capital stock sold.................................................  30,215,939  $ 187,397,199
Capital stock issued in reinvestment of dividends and distributions       3,643         22,107
Capital stock repurchased.......................................... (27,799,636)  (173,216,031)
                                                                    -----------  -------------
Net increase in shares outstanding.................................   2,419,946  $  14,203,275
                                                                    ===========  =============
October 4, 2000 (b) through December 31,2000:
Capital stock sold.................................................   1,512,769  $  13,325,129
Capital stock repurchased..........................................  (1,191,511)   (10,547,052)
                                                                    -----------  -------------
Net Increase in shares outstanding.................................     321,258  $   2,778,077
                                                                    ===========  =============
(a)Commencement of offering of SP Jennison International Growth Portfolio Class I shares.
(b)Commencement of offering of SP Jennision International Growth Portfolio Class II shares.

                                      C6


SP Strategic Partners Focused Growth Portfolio:

                              Class I                                    Shares      Amount
                              -------                                   --------  -----------
Year ended December 31, 2001:
Capital stock sold.....................................................  992,157  $ 7,045,094
Capital stock issued in reinvestment of dividends and distributions....      311        2,386
Capital stock repurchased.............................................. (588,919)  (3,847,665)
                                                                        --------  -----------
Net increase in shares outstanding.....................................  403,549  $ 3,199,815
                                                                        ========  ===========

                              Class II
                              --------
January 12, 2001 (c) through December 31, 2001:
Capital stock sold.....................................................  399,184  $ 2,630,888
Capital stock repurchased.............................................. (104,768)    (593,405)
                                                                        --------  -----------
Net increase in shares outstanding.....................................  294,416  $ 2,037,483
                                                                        ========  ===========
(c)Commencement of offering of SP Strategic Partners Focused Growth Portfolio Class II shares.

                                      C7

Financial Highlights

                                                                 SP Jennison International Growth Portfolio
                                             -----------------------------------------------------------------------------
                                                              Class I                                  Class II
                                             --------------------------------------     ----------------------------------
                                                                  September 22, 2000(a)                      October 4, 2000(b)
                                                  Year Ended             through             Year Ended           through
                                             December 31, 2001(i)   December 31, 2000   December 31, 2001(i) December 31, 2000
                                             -------------------- --------------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........       $  8.50               $ 10.00              $  8.48             $  9.79
                                                   -------               -------              -------             -------
Income from Investment Operations:
Net investment income (loss)................          0.02                  0.01                  (--)(g)             (--)(g)
Net realized and unrealized losses
 on investments.............................         (3.05)                (1.51)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
   Total from investment operations.........         (3.03)                (1.50)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
Less Distributions:
Tax return of capital distributions.........         (0.02)                   --                (0.01)                 --
                                                   -------               -------              -------             -------
Net Asset Value, end of period..............       $  5.45               $  8.50              $  5.43             $  8.48
                                                   =======               =======              =======             =======
Total Investment Return(c)..................        (35.64)%              (15.00)%             (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....       $  19.9               $   7.6              $  14.9             $   2.7
Ratios to average net assets:(e)
 Expenses...................................          1.24%                 1.24%(d)             1.64%               1.64%(d)
 Net investment income (loss)...............          0.31%(h)              0.51%(d)            (0.03)%(h)            (--)%(d)
Portfolio turnover rate.....................            86%                   12%(f)               86%                 12%(f)

(a)Commencement of offering of Class I Shares.

(b)Commencement of offering of Class II Shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for
   periods of   less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.86% and (0.30)%, respectively, for Class I and 2.26% and (0.66)%, respectively, for Class II for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

(h)Includes custodian fee credits of 0.12% for Class I and 0.13% for Class II. If the Portfolio had not earned custodian fee credits, the annual net investment income (loss) ratios would have been 0.19% and (0.16)%, respectively, for Class I and Class II for the year ended December 31, 2001.
(i)Calculated based upon weighted average shares outstanding during the year.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights

                                                SP Strategic Partners Focused Growth Portfolio
                                        ----------------------------------------------------------
                                                         Class I                         Class II
                                        --------------------------------------     --------------------
                                                             September 22, 2000(a) January 12, 2001(b)
                                             Year Ended             through              through
                                        December 31, 2001(h)   December 31, 2000   December 31, 2001(h)
                                        -------------------- --------------------- --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...       $  7.94               $ 10.00              $  8.43
                                              -------               -------              -------
Income From Investment Operations:
Net investment income (loss)...........         (0.01)                   --(g)             (0.03)
Net realized and unrealized losses on
 investments...........................         (1.20)                (2.06)               (1.70)
                                              -------               -------              -------
   Total from investment operations....         (1.21)                (2.06)               (1.73)
                                              -------               -------              -------
Less Distributions:
Dividends from net investment income(g)            --                    --                   --
                                              -------               -------              -------
Net Asset Value, end of period.........       $  6.73               $  7.94              $  6.70
                                              =======               =======              =======
Total Investment Return(c).............        (15.32)%              (20.47)%             (20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)       $   7.7               $   5.9              $   2.0
Ratios to average net assets:(e)
 Expenses..............................          1.01%                 1.01%(d)             1.41%(d)
 Net investment income (loss)..........         (0.16)%                0.18%(d)            (0.58)%(d)
Portfolio turnover rate................           116%                   37%(f)              116%(f)

(a) Commencement of offering of Class I shares.

(b) Commencement of offering of Class II shares.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d) Annualized.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.61% and (1.76)%, respectively, for Class I and 3.01% and (2.18)%, respectively, for Class II for the period ended December 31, 2001 and 3.88% and (2.69)%, respectively, for Class I for the period ended December 31, 2000.

(f) Not annualized.

(g) Less than $0.005 per share.

(h) Calculated based upon weighted average shares outstanding during the year.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SP Jennison International Growth Portfolio and SP Strategic Partners Focused Growth Portfolio (two of the thirty-six portfolios that constitute The Prudential Series Fund, Inc., the "Portfolios") at December 31, 2001, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY 10036
February 12, 2002

                          Tax Information (Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2001) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2001, the Series Fund paid dividends as follows:

                                                  Ordinary  Tax Return     Total
                                                  Dividends of Capital Distributions
                                                  --------- ---------- -------------
SP Jennison International Growth Portfolio (Class
 I)..............................................      --     $0.024      $0.024
SP Jennison International Growth Portfolio (Class
 II).............................................      --      0.011       0.011
SP Strategic Partners Focused Growth
 Portfolio (Class I).............................  $0.002         --       0.002
SP Strategic Partners Focused Growth
 Portfolio (Class II)............................      --         --          --

                                      E1

                         MANAGEMENT OF THE SERIES FUND
                                  (Unaudited)

       Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Series Fund and any other investment companies managed by Prudential Investments LLC (PI).

                             Independent Directors

                                                                                             Number of
                                         Term of                                           Portfolios in
                                        Office***                                          Fund Complex  Other Directorships
                            Position  and Length of         Principal Occupations           Overseen by      Held by the
Name, Address** and Age     With Fund  Time Served           During Past 5 Years             Director       Director****
-----------------------     ---------  -----------           -------------------             --------       ------------

Eugene C. Dorsey (75)       Director   Since 2001   Retired President, Chief Executive          78       Director, First
                                                    Officer and Trustee of the Gannett                   Financial Fund, Inc.
                                                    Foundation (now Freedom Forum);                      and The High Yield
                                                    formerly Publisher of four Gannett                   Plus Fund, Inc.
                                                    newspapers and Vice President of
                                                    Gannett Co., Inc.; Chairman of
                                                    Independent Sector, Washington,
                                                    D.C. (largest national coalition of
                                                    philanthropic organizations);
                                                    Chairman of the American Council for
                                                    the Arts; formerly Director of the
                                                    Advisory Board of Chase Manhattan
                                                    Bank of Rochester.

Saul K. Fenster, Ph.D. (68) Director   Since 1983   President (since December 1978) of          79       Member (since
                                                    New Jersey Institute of Technology;                  2000), Board of
                                                    Commissioner (since 1998) of the                     Directors of IDT
                                                    Middle States Association                            Corporation.
                                                    Commission on Higher Education;
                                                    Commissioner (since 1985) of the
                                                    New Jersey Commission on Science
                                                    and Technology; Director (since
                                                    1998) Society of Manufacturing
                                                    Engineering Education Foundation,
                                                    formerly a director or trustee of
                                                    Liberty Science Center, Research
                                                    and Development Council of New
                                                    Jersey, New Jersey State Chamber
                                                    of Commerce, and National Action
                                                    Council for Minorities in Engineering.

Delayne Dedrick Gold (63)   Director   Since 2001   Marketing Consultant.                       89

Maurice F. Holmes (58)      Director   Since 2001   Director of Center for Innovation in        58
                                                    Product Development, Professor of
                                                    Engineering, Massachusetts Institute
                                                    of Technology (since January 1998);
                                                    formerly Chief Engineer and
                                                    Corporate Vice President, Xerox
                                                    Corporation (1972-1997).

                                      F1

                                                                                             Number of
                                          Term of                                          Portfolios in
                                         Office***                                         Fund Complex   Other Directorships
                             Position  and Length of         Principal Occupations          Overseen by       Held by the
Name, Address** and Age      With Fund  Time Served           During Past 5 Years            Director        Director****
-----------------------      ---------  -----------           -------------------            --------        ------------

Robert E. La Blanc (67)      Director   Since 2001   President (since 1981) of Robert E.        74       Director of Storage
                                                     La Blanc Associates, Inc.                           Technology
                                                     (telecommunications); formerly                      Corporation (since
                                                     General Partner at Salomon Brothers                 1979), Chartered
                                                     and Vice-Chairman of Continental                    Semiconductor
                                                     Telecom. Trustee of Manhattan                       Manufacturing, Ltd.
                                                     College.                                            (Singapore)(since
                                                                                                         1998), Titan
                                                                                                         Corporation
                                                                                                         (electronics, since
                                                                                                         1995) and Salient 3
                                                                                                         Communications,
                                                                                                         Inc. (since 1995).
                                                                                                         Director of First
                                                                                                         Financial Fund, Inc.
                                                                                                         and The High Yield
                                                                                                         Plus Fund, Inc.

Douglas H. McCorkindale (62) Director   Since 2001   Chairman (since February 2001),            75       Director of Gannett
                                                     Chief Executive Officer (since June                 Co., Inc., Continental
                                                     2000) and President (since                          Airlines, Inc., and
                                                     September 1997) of Gannett Co. Inc.                 (since May 2001)
                                                     (publishing and media); formerly Vice               Lockheed Martin
                                                     Chairman (March 1984-May 2000) of                   Corp. (aerospace
                                                     Gannett Co. Inc.                                    and defense).

W. Scott McDonald, Jr. (64)  Director   Since 1983   Vice President (since 1997) of             79
                                                     Kaludis Consulting Group, Inc. (a
                                                     Sallie Mae company serving higher
                                                     education); Formerly principal (1993-
                                                     1997), Scott McDonald & Associates,
                                                     Chief Operating Officer (1991-1995),
                                                     Fairleigh Dickinson University,
                                                     Executive Vice President and Chief
                                                     Operating Officer (1975-1991), Drew
                                                     University, interim President (1988-
                                                     1990), Drew University and founding
                                                     director of School, College and
                                                     University Underwriters Ltd.

Thomas T. Mooney (60)        Director   Since 2001   President of the Greater Rochester         95       Director, President
                                                     Metro Chamber of Commerce;                          and Treasurer ofFirst
                                                     formerly Rochester City Manager;                    Financial Fund, Inc.
                                                     formerly Deputy Monroe County                       and The High Yield
                                                     Executive; Trustee of Center for                    Plus Fund, Inc.
                                                     Governmental Research, Inc.;
                                                     Director of Blue Cross of Rochester,
                                                     Monroe County Water Authority and
                                                     Executive Service Corps of
                                                     Rochester.

Stephen P. Munn (59)         Director   Since 2001   Formerly Chief Executive Officer           73       Chairman of the
                                                     (1998-2001) and President of Carlisle               Board (since
                                                     Companies Incorporated.                             January 1994) and
                                                                                                         Director (since 1988)
                                                                                                         of Carlisle
                                                                                                         Companies
                                                                                                         Incorporated
                                                                                                         (manufacturer of
                                                                                                         industrial products).

                                      F2

                                                                                             Number of
                                         Term of                                           Portfolios in
                                        Office***                                          Fund Complex   Other Directorships
                            Position  and Length of         Principal Occupations           Overseen by       Held by the
Name, Address** and Age     With Fund  Time Served           During Past 5 Years             Director        Director****
-----------------------     ---------  -----------           -------------------             --------        ------------
Richard A. Redeker (58)     Director   Since 2001   Management consultant; formerly             73
                                                    employee of Prudential Investments
                                                    (October 1996-December 1998);
                                                    formerly, President, Chief Executive
                                                    Officer and Director (October 1993-
                                                    September 1996) of Prudential
                                                    Mutual Fund Management, Inc.
                                                    (PMF); Executive Vice President,
                                                    Director and Member of the
                                                    Operating Committee (October 1993-
                                                    September 1996) of Prudential
                                                    Securities Incorporated (Prudential
                                                    Securities); Director (October 1993-
                                                    September 1996) of Prudential
                                                    Securities Group, Inc.; Executive Vice
                                                    President (January 1994-September
                                                    1996) of The Prudential Investment
                                                    Corporation; Director (January 1994-
                                                    September 1996) of Prudential
                                                    Mutual Fund Distributors, Inc. and
                                                    Prudential Mutual Fund Services, Inc.

Robin B. Smith (62)         Director   Since 2001   Chairman and Chief Executive Officer        69       Director of BellSouth
                                                    (since August 1996) of Publishers                    Corporation (since
                                                    Clearing House (publishing), formerly                1992) and Kmart
                                                    President and Chief Executive Officer                Corporation (retail)
                                                    (January 1988-August 1996) of                        (since 1996).
                                                    Publishers Clearing House.

Stephen Stoneburn (58)      Director   Since 2001   President and Chief Executive Officer       74
                                                    (since June 1996) of Quadrant Media
                                                    Corp. (a publishing company);
                                                    formerly President (June 1995-June
                                                    1996) of Argus Integrated Media, Inc.;
                                                    Senior Vice President and Managing
                                                    Director (January 1993-1995) of
                                                    Cowles Business Media and Senior
                                                    Vice President of Fairchild
                                                    Publications, Inc (1975-1989).

Nancy H. Teeters (71)       Director   Since 2001   Economist; Formerly Vice President          72
                                                    and Chief Economist of International
                                                    Business Machines Corporation;
                                                    Director of Inland Steel Industries
                                                    (July 1984-1999); Formerly Governor
                                                    of the Federal Reserve (September
                                                    1978-June 1984).

Joseph Weber, Ph.D. (78)/1/ Director   Since 1993   Vice President, Finance, Interclass         62
                                                    (international corporate learning)
                                                    since 1991; formerly President, The
                                                    Alliance for Learning; retired Vice
                                                    President, Member of the Board of
                                                    Directors and Member of the
                                                    Executive and Operating
                                                    Committees, Hoffmann-LaRoche Inc;
                                                    Member, Board of Overseers, New
                                                    Jersey Institute of Technology.
                                                    Trustee and Vice Chairman Emeritus,
                                                    Fairleigh Dickinson University.

                                      F3

                                                                                       Number of
                                     Term of                                         Portfolios in
                                    Office***                                        Fund Complex  Other Directorships
                        Position  and Length of        Principal Occupations          Overseen by      Held by the
Name, Address** and Age With Fund  Time Served          During Past 5 Years            Director       Director****
----------------------- ---------  -----------          -------------------            --------       ------------
Louis A. Weil, III (60) Director   Since 2001   Formerly Chairman (January 1999-          73
                                                July 2000), President and Chief
                                                Executive Officer (January 1996-July
                                                2000) and Director (since September
                                                1991) of Central Newspapers, Inc.;
                                                formerly Chairman of the Board
                                                (January 1996-July 2000), Publisher
                                                and Chief Executive Officer (August
                                                1991-December 1995) of Phoenix
                                                Newspapers, Inc.

Clay T. Whitehead (63)  Director   Since 2001   President (since 1983) of National        91
                                                Exchange Inc. (new business
                                                development firm).

                             Interested Directors

                                                                                                 Number of
                                             Term of                                           Portfolios in
                                            Office***                                          Fund Complex  Other Directorships
                              Position    and Length of         Principal Occupations           Overseen by      Held by the
Name, Address** and Age       With Fund    Time Served           During Past 5 Years             Director       Director****
-----------------------       ---------    -----------           -------------------             --------       ------------

*Robert F. Gunia (55)       Vice           Since 2001   Executive Vice President and Chief          112      Vice President and
                            President and               Administrative Officer (since June                   Director (since May
                            Director                    1999) of PI; Executive Vice President                1989) of The Asia
                                                        and Treasurer (since January 1996)                   Pacific Fund, Inc.
                                                        of PI; President (since April 1999) of               Vice President and
                                                        Prudential Investment Management                     Director (since May,
                                                        Services LLC (PIMS); Corporate Vice                  1992) of Nicholas-
                                                        President (since September 1997) of                  Applegate Growth
                                                        The Prudential Insurance Company                     Equity Fund
                                                        of America (Prudential); formerly
                                                        Senior Vice President (March 1987-
                                                        May 1999) of Prudential Securities;
                                                        formerly Chief Administrative Officer
                                                        (July 1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF.

*David R. Odenath, Jr. (44) President and  Since 1999   President, Chief Executive Officer          115
                            Director                    and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

*Judy A. Rice (54)          Vice           Since 2001   Executive Vice President (since             111
                            President and               1999) of PI; formerly various
                            Director                    positions to Senior Vice President
                                                        (1992-1999) of Prudential Securities;
                                                        and various positions to Managing
                                                        Director (1975-1992) of Salomon
                                                        Smith Barney Advisors; Member of
                                                        Board of Governors of the Money
                                                        Management Institute; Member of the
                                                        Prudential Securities Operating
                                                        Council and a Member of the Board
                                                        of Directors for the National
                                                        Association for Variable Annuities.

                                      F4

       Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

                                   Officers

                                      Term of
                                     Office***
                         Position  and Length of         Principal Occupations
Name, Address** and Age With Trust  Time Served           During Past 5 Years
----------------------- ----------  -----------           -------------------
Grace C. Torres (42)    Treasurer   Since 1997   Senior Vice President (since January
                        and                      2000) of PI; formerly First Vice
                        Principal                President (December 1996-January
                        Financial                2000) of PI and First Vice President
                        and                      (March 1993-1999) of Prudential
                        Accounting               Securities.
                        Officer

Jonathan D. Shain (43)  Secretary   Since 2001   Vice President and Corporate
                                                 Counsel (since August 1998) of
                                                 Prudential; formerly Attorney with
                                                 Fleet Bank, N.A. (January 1997-July
                                                 1998) and Associate Counsel
                                                 (August 1994-January 1997) of New
                                                 York Life Insurance Company.

William V. Healey (48)  Assistant   Since 1999   Vice President and Associate
                        Secretary                General Counsel (since 1998) of
                                                 Prudential; Executive Vice President,
                                                 Secretary and Chief Legal Officer
                                                 (since February 1999) of PI; Senior
                                                 Vice President, Chief Legal Officer
                                                 and Secretary (since December
                                                 1998) of PIMS; Executive Vice
                                                 President, Chief Legal Officer and
                                                 Secretary (since February 1999) of
                                                 Prudential Mutual Fund Services
                                                 LLC; Director (since June 1999) of
                                                 ICI Mutual Insurance Company; prior
                                                 to August 1998, Associate General
                                                 Counsel of the Dreyfus Corporation
                                                 (Dreyfus), a subsidiary of Mellon
                                                 Bank, N.A. (Mellon Bank), and an
                                                 officer and/or director of various
                                                 affiliates of Mellon Bank and Dreyfus.

Jeffrey M. Scarbel (38) Assistant   Since 2000   Vice President (since November
                        Treasurer                2000) of PI; formerly Director
                                                 (October 1996-November 2000) of
                                                 PI.

--------
/1  Mr. Weber is scheduled to retire from the Board as of December 31, 2002. /
* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager a Subadviser or the Distributor.
** Unless otherwise noted, the address of the Directors and Officers is c/o:
   Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
***There is no set term of office for Directors and Officers. The Independent
   Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.
****This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
Additional information about the Fund's Directors is included in the Fund's
   Statement of Additional Information which is available without charge, upon request, by calling (800) 778-2255, if you own a variable life insurance contract or (888) 778-2888, if you own a variable annuity contract.

                                      F5

The Prudential Series Fund, Inc.        ANNUAL REPORT          December 31, 2001
--------------------------------------------------------------------------------

EQUITY PORTFOLIO (CLASS II)
PRUDENTIAL JENNISON PORTFOLIO (CLASS II)
SP JENNISON INTERNATIONAL GROWTH
        PORTFOLIO (CLASS II)
SP PRUDENTIAL U.S. EMERGING GROWTH
        PORTFOLIO (CLASS II)

--------------------------------------------------------------------------------

Build

                                                     on the Rock

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777                                [LOGO] Prudential Financial

IFS-2002-A068597
PSF GE AR

Build on the Rock
--------------------------------------------------------------------------------

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. The prospectus contains more information about both The Prudential Series Fund, Inc. and the variable product, including all charges and expenses, and should be read carefully before investing or sending money.

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

The Prudential Series Fund, Inc.    Annual Report              December 31, 2001
--------------------------------------------------------------------------------

Letter to Contract Owners
--------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

This annual report reviews the investment strategies and performance of the Prudential Series Fund Class II Portfolio(s).

SEPTEMBER 11, 2001

The days and weeks following the attacks of September 11 were difficult for all Americans. As a nation we mourned, yet our resolve to carry on was strong. At Prudential Financial, getting back to business was the best way we knew to pay tribute to the American spirit and reassure our clients of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and in the aftermath of the terrorist attacks, it was even more so. It was important for us to be there for you.

FINANCIAL MARKETS ARE RESILIENT

As of this writing, what we have known about the resilience of our financial markets has been reaffirmed. In the period following the attacks, the Dow Jones Industrial Average--considered a general measure of market performance--fell to its lowest level since October 1998. This decline was not unexpected--the markets exhibited similar behavior in the wake of other pivotal moments in history, including Pearl Harbor, the Cuban Missile Crisis, and the start of the Persian Gulf War. Likewise, the Index's rebound mirrored historic precedent when on Friday, November 9, the Average rose above its pre-September 11 level for the first time. Of course, historic precedent should not be used to predict the outcome of future events.

STAY THE COURSE

The behavior of the broad market in the weeks following September 11 underscores the importance of refraining from making investment decisions based on emotional reactions--it's better to maintain a patient focus on long-term investment strategies. Now may also be a good time for investors to review their portfolios, to ensure that their assets are allocated in a way that is best suited to meet these strategies. Above all else, investors should continue to seek guidance from a financial professional.

Thank you.

Sincerely,



/s/ David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                                January 31, 2002

The views expressed are as of January 31, 2002, and are subject to change based on market and other conditions.


[PHOTO]

Chairman
David R. Odenath, Jr.

"The behavior of the broad market in the weeks following September 11 underscores the importance of refraining from making investment decisions based on emotional reactions--it's better to maintain a patient focus on long-term investment strategies."

The Prudential Series Fund, Inc.    Annual Report              December 31, 2001
--------------------------------------------------------------------------------

Equity Portfolio (Class II)
--------------------------------------------------------------------------------

MANAGED BY
GE Asset Management, Inc.; Jennison Associates LLC; and Salomon Brothers Asset Management, Inc.

The Portfolio has made a few changes in overall strategy with the intention of producing a more consistent return relative to the S&P 500 Index from period to period, while still aiming at long-term outperformance. The most significant change is increasing the number of investment advisers. In general, the changes we made should tend to reduce deviations from the S&P 500 Index in sector composition, so short-term changes in market favor will have less impact. The Portfolio may still favor some sectors over others, just not by as much as it has in the past. It will continue to look for the best investment opportunities within each sector.

PERFORMANCE SUMMARY
                                                 Six                    Since
Average Annual Returns                          Months      1-Year    Inception*

Equity Portfolio (Class II)/1/                  -6.11%     -11.57%     -3.75%
Lipper (VIP) Large-Cap Core Funds Avg./2/       -6.06%     -13.03%     -4.37%
Russell 1000(R) Index/3/                        -5.81%     -12.45%     -3.88%
S&P 500 Index/4/                                -5.56%     -11.88%     -4.31%

Equity Portfolio (Class II) inception date: 5/4/1999.

The Prudential Series Fund Equity Portfolio (Class II) returned -11.57% for the period ended December 31, 2001.

PERFORMANCE REVIEW

The Portfolio's outperformance came from gains on a diversified group of stocks, despite the falling market. Several stocks--including Microsoft, IBM, and Tyco--benefited from their consistent earnings growth. The continuing strength of consumer spending led to gains on Darden Restaurants, Johnson & Johnson, and Pepsico. We took advantage of a fall in the share price of large drug companies--including Abbott Laboratories and American Home Products--to buy inexpensively, and gained when they rose. We also had a significant gain on the biotechnology company Sepracor. The terrorist attacks increased demand for gold, and our gold mine stocks gained. Our purchases of technology and defense stocks at inexpensive prices also paid off.

Nonetheless, the overall return of the Portfolio, as with the broad stock market, was negative. Losses came in many industries. Energy-related stocks fell because of the drop in oil and natural gas prices. In addition, the bankruptcy of Enron led investors to avoid other companies that traded in energy, such as Dynegy and The Williams Companies. Many of these firms moved to shore up their balance sheets after Enron's debacle. The oil service company Halliburton lost ground primarily because it purchased a company that had an unexpected asbestos exposure. Financial stocks fell because of fears about credit exposure or declining income from fees for investment management, investment banking, and trading transactions. Our media holdings fell because of the drop in advertising revenue as the economy slowed.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                                          $8,902 Lipper (VIP)
                 $9,032 Equity              Large-Cap Core         $8,891 S&P
              Portfolio (Class II)/1/        Funds Avg./2/         500 Index/4/

Apr/1999           10,000.00                  10,000.00            10,000.00
Jun/1999           10,210.40                  10,330.10            10,304.50
Dec/1999            9,932.50                  10,988.40            11,099.30
Jun/2000            9,369.26                  11,078.50            11,052.00
Dec/2000           10,213.90                  10,275.00            10,089.10
Jun/2001            9,619.31                   9,504.55             9,413.83
Dec/2001            9,031.96                   8,902.35             8,890.90


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, Russell 1000(R) Index, and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/1999. Performance less than one year is cumulative.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Core Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.    Annual Report              December 31, 2001
--------------------------------------------------------------------------------

Prudential Jennison Portfolio (Class II)
--------------------------------------------------------------------------------

MANAGED BY
Jennison Associates LLC

Although there is still heightened uncertainty and concerns about deteriorating business conditions, we believe that economic recovery in the United States will be well underway by mid-2002. The United States government is currently ahead of the rest of the world in providing monetary and fiscal stimuli to its economy, which remains flexible and resilient. U.S. corporations are likely to recover faster than their international counterparts because they were quicker to suspend their spending on new capacity and to reduce their excess inventory. They will have to increase spending to meet the growing demand for goods. Strong personal income gains sustained consumer spending.

PERFORMANCE SUMMARY

                                                              Six                    Since
Average Annual Returns                                       Months     1-Year     Inception*
Prudential Jennison Portfolio (Class II)/1/                  -6.30%    -18.60%      -21.45%
Lipper (VIP) Large-Cap Growth Funds Avg./2/                  -9.07%    -21.88%      -17.36%
Russell 1000(R) Growth Index/3/                              -7.21%    -20.42%      -20.28%
S&P 500 Index/4/                                             -5.56%    -11.88%       -8.50%

Prudential Jennison Portfolio (Class II) inception date: 2/10/2000.

Although the Prudential Series Fund Prudential Jennison Portfolio (Class II) declined 18.60% in 2001, the Lipper (VIP) Large-Cap Growth Funds Average fell a substantial three percentage points more for the year ended December 31, 2001. These results reflected the poor environment for growth investing.

PERFORMANCE REVIEW

Consumer spending was the strongest component of the U.S. economy in 2001, and several of the Portfolio's investments in consumer-oriented stocks such as Gillette, Pepsi, and other retailers made positive contributions to its return. Wal-Mart Stores made a particularly large contribution. Media stocks such as AOL Time Warner and Walt Disney also benefited from consumer spending. In addition, toward the end of the year, investors began to anticipate an increase in advertising spending as the U.S. economy recovers.

The largest contributions by individual companies came from three computer companies whose earnings growth appears strongly based--Microsoft, IBM, and Dell Computer. However, the Portfolio's technology holdings that are related to large computer networks or telecommunications posted large declines. These included Nokia, Sun Microsystems, Cisco Systems, EMC, and JDS Uniphase.

Some banks, including MBNA, made positive contributions, but financial institutions exposed to capital market conditions were among the poorer performers. American Express was hurt by the decline in travel after September 11.

Several healthcare holdings also were among the positive contributors, including Johnson & Johnson, Sepracor, and Abbott Laboratories.

The Portfolio's energy stocks--most notably the oil service companies Halliburton and Schlumberger--were among its poorest performers.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]



               $6,334 Prudential           $6,986 Lipper
              Jennison Portfolio          (VIP) Large-Cap           $8,434 S&P
                   (Class II)/1/         Growth Funds Avg./2/       500 Index/4/

Jan/2000            10,000.00                10,000.00               10,000.00
Jun/2000             9,818.63                10,622.80               10,484.00
Dec/2000             7,781.32                 8,853.24                9,570.62
Jun/2001             6,759.47                 7,647.58                8,930.07
Dec/2001             6,333.79                 6,985.67                8,434.00


  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average, Russell 1000(R) Growth Index, and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 1/31/2000. Performance less than one year is cumulative.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Russell 1000(R) Growth Index contains those securities in the Russell 1000(R) Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

/4/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.        Annual Report          December 31, 2001
--------------------------------------------------------------------------------

SP Jennison International Growth Portfolio Class II
--------------------------------------------------------------------------------

MANAGED BY
Jennison Associates LLC

We expect to move slowly toward more economically exposed companies as the new calendar year unfolds and before most investors are prepared to commit fully to an economic recovery. However, we are focusing narrowly on the companies we think are best positioned to come out of the downturn strongly--those with good balance sheets and strategic positions.

PERFORMANCE SUMMARY

                                                                   Six                  Since
Average Annual Returns                                            Month     1-Year    Inception*
SP Jennison International Growth Portfolio (Class II)/1/         -13.67%    -35.92%    -37.67%
Lipper (VIP) International Funds Avg./2/                          -8.37%    -21.48%    -20.77%
MSCI EAFE Index/3/                                                -8.00%    -21.44%    -19.33%

SP Jennison International Growth Portfolio (Class II) inception date: 10/4/2000.

The SP Jennison International Growth Portfolio declined substantially, primarily because growth investing was out of favor on a global basis. The Lipper (VIP) International Funds Average fared better because it includes funds with different investment styles, including those with greater style diversification.

PERFORMANCE REVIEW

Technology, media, and telecommunications stocks accounted for a substantial part of the Portfolio's decline. Consumers are adopting new telecommunication services much more slowly than originally anticipated. Colt Telecom Group, by far the largest detractor, focuses on the profitable business of wiring commercial buildings with the most current technology. A few large companies in its business went bankrupt, so investors abandoned the group as a whole. Cable & Wireless (Internet and private telecommunications networks), Vodafone Group, and Sonera (both wireless telephone services) also had substantial price declines. Stocks of companies providing the hardware for these services, such as Marconi, Nokia, and Alcatel, also had steep drops. Technological consultants and software firms also hurt the Portfolio, particularly Logica, Dimension Data Holdings, and Cap Gemini.

Media companies were hurt by the economic slowdown's consequent reduction of advertising spending. The large publishers Pearson and VNU had the largest impacts on the Portfolio, although neither has extensive exposure to the recession-driven slowdown in advertising.

Li & Fung manages the outsourced manufacturing of apparel for brands such as Limited and Abercrombie & Fitch. Some of the fashion retailers who are its customers were hesitant to take on inventory this year because of concerns that the economic slowdown would hurt spring sales.

Our healthcare holdings, including Sanofi-Synthelabo, H. Lundbeck (both drugs), and Serono (biotechnology), made a positive aggregate contribution. So did some financial positions, including Hana Bank and Marschollek, Lautenschlager (financial consulting for young professionals). Positive contributors among our technology holdings included ASM International (semiconductor equipment) and SAP (software).

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

                   $5,557 SP Jennison
                  International/Growth             $7,645 MSCI
                   Portfolio (Class II)/1/         EAFE Index/3/

Dec/2000                 8,672.11                   9,731.66
Jun/2001                 6,436.55                   8,309.94
Dec/2001                 5,556.74                   7,644.93


The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political, and economic change.

  * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and the MSCI EAFE Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/2000. Performance of less than one year is cumulative.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2/ The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/  Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
     (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.       Annual Report           December 31, 2001
--------------------------------------------------------------------------------

SP Prudential U.S. Emerging Growth Portfolio (Class II)
--------------------------------------------------------------------------------

MANAGED BY
Jennison Associates LLC

The poor economic environment has eliminated some weak companies and forced most firms to cut costs. Since 2001, profits have fallen so low that any upswing in 2002 may easily become a large percentage increase over the year-earlier quarter, the most common measure of growth. We think the equity markets are poised to recover upon signs of economic acceleration. We don't expect economic recovery in the next quarter or so, but the strong monetary and fiscal stimuli being applied have eventually turned around slowing economies in the past. Stock prices usually move in anticipation of future earnings trends.

PERFORMANCE SUMMARY
                                                                         Since
Cumulative Returns                                                    Inception*

SP Prudential U.S. Emerging Growth Portfolio (Class II)/1/              -8.99%
Lipper (VIP) Mid-Cap Growth Funds Avg./2/                              -11.67%
Lipper (VIP) Multi-Cap Growth Funds Avg./3/                            -12.16%
Russell Midcap(R) Index/4/                                              -3.74%
S&P MidCap 400 Index/5/                                                 -1.57%

SP Prudential U.S. Emerging Growth Portfolio (Class II) inception date:
7/9/2001. Although Lipper classifies the Portfolio within the Multi-Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios included in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.

The SP Prudential U.S. Emerging Growth Portfolio (Class II) declined 8.99% since its inception, outperforming the Lipper (VIP) Multi-Cap Growth Funds Average by more than three percentage points for the year ended December 31, 2001.

PERFORMANCE REVIEW

The Portfolio's outperformance was due to positive contributions from a number of investments. The largest were from the technology-oriented consulting company Accenture, Synopsis, and Xilinx (both make software tools used for the design of semiconductor chips).

Losses were concentrated in the technology and telecommunications services sectors and hotels and leisure (Royal Caribbean Cruise). American Tower (cellular service towers and consulting) had the largest telecommunications-related impact. Internet software and services companies were the worst detractors--including Retek (Internet technology for automated supply-chain management) and Real Networks (Internet media and software)--in the aggregate. The largest software detractors were RSA Security and PeopleSoft.

$10,000 INVESTED SINCE INCEPTION*

                                    [CHART]

               $9,101 SP Prudential U.S./              $9,843 S&P
          Emerging Growth Portfolio (Class II)/1/   MidCap 400 Index/5/

Jun/2001             10,000.00                         10,000.00
Dec/2001              9,100.53                          9,843.18


    * Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Averages, Russell Midcap(R) Index, and S&P MidCap 400 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 6/30/2001. Performance less than one year is cumulative.

  /1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower.

/2,3/ The Lipper Variable Insurance Products (VIP) Mid-Cap Growth and Multi-Cap
      Growth Funds Averages are calculated by Lipper, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

  /4/ The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

  /5/ The S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.

Investors cannot invest directly in a market average or index.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2001



                                                                                                          Prudential
                                                                                       Equity              Jennison
                                                                                      Portfolio           Portfolio
------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a)....................... $4,562,402,418      $2,250,701,989
  Repurchase agreements (a)........................................................     54,191,000                  --
  Cash.............................................................................             --                  --
  Foreign currency, at value (b)...................................................         10,316                  --
  Receivable for investments sold..................................................     10,596,301          25,110,098
  Interest and dividends receivable................................................      4,793,893           2,021,312
  Receivable for capital stock sold................................................        128,141             613,700
  Receivable for securities lending income.........................................             --                 278
  Deferred expenses and other assets...............................................         32,740              15,205
------------------------------------------------------------------------------------------------------------------------
   Total Assets....................................................................  4,632,154,809       2,278,462,582
------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.............................................................         13,169                  --
  Payable for investments purchased................................................      9,703,433          24,426,400
  Payable for capital stock repurchased............................................      3,524,341           4,786,401
  Management fee payable...........................................................      1,762,411           1,141,282
  Due to broker -- variation margin................................................        216,906                  --
  Withholding tax payable..........................................................          6,532              15,991
  Payable to broker for collateral for securities on loan..........................             --           1,013,168
  Distribution fee payable.........................................................             --              11,502
  Administration fee payable.......................................................             --               6,901
  Payable to securities lending agent..............................................             --                  70
  Accrued expenses and other liabilities...........................................          8,670             625,308
------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                    15,235,462          32,027,023
------------------------------------------------------------------------------------------------------------------------
NET ASSETS......................................................................... $4,616,919,347      $2,246,435,559
------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $ 0.01 par value................................................ $    2,253,639      $    1,210,053
  Paid-in-capital, in excess of par................................................  4,921,544,437       2,919,820,946
------------------------------------------------------------------------------------------------------------------------
                                                                                     4,923,798,076       2,921,030,999
  Undistributed (Overdistribution of) net investment income........................      1,025,572             216,889
  Accumulated net realized gain (loss) on investments..............................   (219,552,439)       (670,355,074)
  Net unrealized appreciation (depreciation) on investments and foreign currencies.    (88,351,862)         (4,457,255)
------------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 2001.................................................... $4,616,919,347      $2,246,435,559
------------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I.......................................................................... $4,615,859,550      $2,186,856,553
  Class II.........................................................................      1,059,797          59,579,006
------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)......................................................................    225,312,179         117,775,850
  Class II (d).....................................................................         51,726           3,229,430
------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I.......................................................................... $        20.49      $        18.57
  Class II.........................................................................          20.49               18.45
------------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments (e)............................................ $4,705,272,134      $2,255,159,244
(b)  Identified cost of foreign currency........................................... $       10,364      $           --
(c)  Class I authorized shares.....................................................    590,000,000         240,000,000
(d)  Class II authorized shares....................................................     10,000,000          20,000,000
(e)  Including collateral for securities on a loan of.............................. $           --      $    1,013,168

                                                                                     SP Jennison
                                                                                    International  SP Prudential
                                                                                       Growth      U.S. Emerging
                                                                                      Portfolio   Growth Portfolio
------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, excluding repurchase agreements, at value (a).......................  $36,077,554    $32,634,249
  Repurchase agreements (a)........................................................           --             --
  Cash.............................................................................           --             --
  Foreign currency, at value (b)...................................................           13             --
  Receivable for investments sold..................................................      156,028        369,249
  Interest and dividends receivable................................................       12,902          2,123
  Receivable for capital stock sold................................................      318,352        224,252
  Receivable for securities lending income.........................................           --             --
  Deferred expenses and other assets...............................................          147            103
------------------------------------------------------------------------------------------------------------------
   Total Assets....................................................................   36,564,996     33,229,976
------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable to custodian.............................................................           --            719
  Payable for investments purchased................................................       72,390      1,831,153
  Payable for capital stock repurchased............................................    1,655,744             34
  Management fee payable...........................................................        2,821          8,867
  Due to broker -- variation margin................................................           --             --
  Withholding tax payable..........................................................          425             --
  Payable to broker for collateral for securities on loan..........................           --             --
  Distribution fee payable.........................................................        3,066             35
  Administration fee payable.......................................................        1,840             21
  Payable to securities lending agent..............................................           --             --
  Accrued expenses and other liabilities...........................................       17,060         28,046
------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                   1,753,346      1,868,875
------------------------------------------------------------------------------------------------------------------
NET ASSETS.........................................................................  $34,811,650    $31,361,101
------------------------------------------------------------------------------------------------------------------
Net assets were comprised of
  Common stock, at $ 0.01 par value................................................  $    63,947    $    45,538
  Paid-in-capital, in excess of par................................................   41,761,118     33,165,556
------------------------------------------------------------------------------------------------------------------
                                                                                      41,825,065     33,211,094
  Undistributed (Overdistribution of) net investment income........................      (15,405)            --
  Accumulated net realized gain (loss) on investments..............................   (5,659,047)    (3,311,034)
  Net unrealized appreciation (depreciation) on investments and foreign currencies.   (1,338,963)     1,461,041
------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 2001....................................................  $34,811,650    $31,361,101
------------------------------------------------------------------------------------------------------------------
Net assets consist of
  Class I..........................................................................  $19,917,773    $31,175,598
  Class II.........................................................................   14,893,877        185,503
------------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class I (c)......................................................................    3,653,452      4,526,806
  Class II (d).....................................................................    2,741,204         26,982
------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  Class I..........................................................................  $      5.45    $      6.89
  Class II.........................................................................         5.43           6.88
------------------------------------------------------------------------------------------------------------------
(a)  Identified cost of investments (e)............................................  $37,417,130    $31,173,208
(b)  Identified cost of foreign currency...........................................  $        13    $        --
(c)  Class I authorized shares.....................................................   80,000,000     80,000,000
(d)  Class II authorized shares....................................................   20,000,000     20,000,000
(e)  Including collateral for securities on a loan of..............................  $        --             --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                           STATEMENTS OF OPERATIONS
                         Year Ended December 31, 2001


                                                                   SP Jennison
                                                    Prudential    International  SP Prudential
                                       Equity        Jennison        Growth      U.S. Emerging
                                      Portfolio     Portfolio       Portfolio   Growth Portfolio
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest.......................... $   7,346,334  $   2,156,870   $   159,279    $    52,272
 Dividends (a).....................    58,928,972     17,605,950       148,616         27,767
 Income from securities loaned, net            --         44,353            --             --
------------------------------------------------------------------------------------------------
                                       66,275,306     19,807,173       307,895         80,039
------------------------------------------------------------------------------------------------
EXPENSES
 Management fee....................    22,502,584     14,493,502       180,080         90,734
 Distribution fee -- Class II......         3,302         73,255        23,400            114
 Administration fee -- Class II....         1,981         43,953        14,040             68
 Shareholders' reports.............     1,135,000        650,000         2,200          5,000
 Custodian's fees and expenses.....       374,000        203,000       176,000         83,700
 Audit fee.........................       118,000         70,000        12,000         10,000
 Commitment fee on syndicated
   credit agreement................        70,000         47,000            --             --
 Directors' fees and expenses......        36,000         25,000         7,200         12,000
 Legal fees and expenses...........        14,000         13,000         1,500          2,000
 Transfer agent's fees and expenses         7,000         10,000         4,000          2,700
 Amortization of offering costs....            --             --        10,000          5,804
 Miscellaneous.....................        49,318          9,995         1,074          1,053
------------------------------------------------------------------------------------------------
   Total expenses..................    24,311,185     15,638,705       431,494        213,173
 Less: custodian fee credit........       (31,327)       (54,496)      (26,191)          (277)
     expense subsidy...............            --             --      (131,350)       (76,872)
------------------------------------------------------------------------------------------------
   Net expenses....................    24,279,858     15,584,209       273,953        136,024
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).......    41,995,448      4,222,964        33,942        (55,985)
------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
(LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCIES
 Net realized loss on:
   Investments.....................  (192,872,406)  (649,705,913)   (5,523,742)    (2,939,101)
   Options written.................    (1,235,796)            --            --             --
   Futures.........................    (4,186,189)            --            --             --
   Foreign currencies..............          (841)            --       (72,509)            --
------------------------------------------------------------------------------------------------
                                     (198,295,232)  (649,705,913)   (5,596,251)    (2,939,101)
------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation (depreciation) on:
   Investments.....................  (465,290,358)   113,723,602      (555,388)     1,753,627
   Futures.........................       331,900             --            --             --
   Foreign currencies..............          (838)            --           879             --
------------------------------------------------------------------------------------------------
                                     (464,959,296)   113,723,602      (554,509)     1,753,627
------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES.................  (663,254,528)  (535,982,311)   (6,150,760)    (1,185,474)
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETSRESULTING FROM OPERATIONS.... $(621,259,080) $(531,759,347)  $(6,116,818)   $(1,241,459)
------------------------------------------------------------------------------------------------
(a)  Net of foreign withholding
     taxes of...................... $   1,441,997  $     143,297   $    14,582    $       102

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                Prudential
                                                           Equity Portfolio                 Jennison Portfolio
                                                   --------------------------------  -------------------------------
                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                    December 31,     December 31,     December 31,    December 31,
                                                        2001             2000             2001            2000
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
 Net investment income............................ $    41,995,448  $    99,359,386  $    4,222,964  $       703,384
 Net realized gain (loss) on investments and
   foreign currencies.............................    (198,295,232)   1,032,651,133    (649,705,913)     369,567,025
 Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................    (464,959,296)    (973,279,457)    113,723,602   (1,010,479,700)
---------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................    (621,259,080)     158,731,062    (531,759,347)    (640,209,291)
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
   Class I........................................     (40,962,632)    (102,292,545)     (3,975,406)        (703,377)
   Class II.......................................          (6,403)         (10,455)            (12)              (7)
---------------------------------------------------------------------------------------------------------------------
                                                       (40,969,035)    (102,303,000)     (3,975,418)        (703,384)
---------------------------------------------------------------------------------------------------------------------
 Distributions in excess of net investment income
   Class I........................................              --       (2,366,581)             --          (30,690)
   Class II.......................................              --             (242)             --               --
---------------------------------------------------------------------------------------------------------------------
                                                                --       (2,366,823)             --          (30,690)
---------------------------------------------------------------------------------------------------------------------
 Distributions from net realized capital gains
   Class I........................................    (265,305,843)    (922,859,030)    (23,590,806)    (413,356,512)
   Class II.......................................        (118,898)        (233,451)       (258,609)      (1,617,246)
---------------------------------------------------------------------------------------------------------------------
                                                      (265,424,741)    (923,092,481)    (23,849,415)    (414,973,758)
---------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS..............    (306,393,776)  (1,027,762,304)    (27,824,833)    (415,707,832)
---------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
 Capital stock sold...............................     148,169,727      164,590,658     468,098,719    1,068,099,635
 Capital stock issued in reinvestment of
   dividends and distributions....................     306,393,776    1,027,762,304      27,824,833      415,707,832
 Capital stock repurchased........................    (564,499,707)    (904,109,555)   (595,952,756)    (292,509,262)
---------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL STOCK TRANSACTIONS..................    (109,936,204)     288,243,407    (100,029,204)   1,191,298,205
---------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........  (1,037,589,060)    (580,787,835)   (659,613,384)     135,381,082
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
 Beginning of year................................   5,654,508,407    6,235,296,242   2,906,048,943    2,770,667,861
---------------------------------------------------------------------------------------------------------------------
 End of year (b).................................. $ 4,616,919,347  $ 5,654,508,407  $2,246,435,559  $ 2,906,048,943
---------------------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.....................................       6,932,221        6,012,832      23,972,144       32,459,159
  Shares issued in reinvestment of dividends and
   distributions..................................      13,872,222       41,958,871       1,363,188       17,750,417
  Shares repurchased..............................     (26,225,122)     (32,920,434)    (30,857,338)      (9,214,265)
---------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING...      (5,420,679)      15,051,269      (5,522,006)      40,995,311
---------------------------------------------------------------------------------------------------------------------
(b)  Includes undistributed net investment income
     of........................................... $     1,025,572  $            --  $      216,889  $            --

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                           SP Jennison                SP Prudential
                                                          International               U.S. Emerging
                                                         Growth Portfolio            Growth Portfolio
                                                   ---------------------------  -------------------------
                                                                  September 22,              September 22,
                                                                    2000 (b)                   2000 (b)
                                                    Year Ended       through     Year Ended     through
                                                   December 31,   December 31,  December 31, December 31,
                                                       2001           2000          2001         2000
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
 Net investment income............................ $      33,942  $      7,879  $   (55,985)  $    5,307
 Net realized gain (loss) on investments and
   foreign currencies.............................    (5,596,251)     (161,753)  (2,939,101)    (371,933)
 Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................      (554,509)     (784,454)   1,753,627     (292,586)
----------------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................    (6,116,818)     (938,328)  (1,241,459)    (659,212)
----------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
   Class I........................................            --            --           --       (5,850)
   Class II.......................................            --            --           --           --
----------------------------------------------------------------------------------------------------------
                                                              --            --           --       (5,850)
----------------------------------------------------------------------------------------------------------
 Tax return of capital distributions
   Class I........................................       (40,473)           --           --           --
   Class II.......................................       (22,107)           --           --           --
----------------------------------------------------------------------------------------------------------
                                                         (62,580)           --           --           --
----------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS..............       (62,580)           --           --       (5,850)
----------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS: (a)
 Capital stock sold...............................   214,023,922    21,964,625   31,588,579    7,170,363
 Capital stock issued in reinvestment of
   dividends and distributions....................        62,580            --           --        5,850
 Capital stock repurchased........................  (183,409,018)  (10,712,733)  (5,353,501)    (143,669)
----------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS.......................    30,677,484    11,251,892   26,235,078    7,032,544
----------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS......................    24,498,086    10,313,564   24,993,619    6,367,482
----------------------------------------------------------------------------------------------------------
NET ASSETS:
 Beginning of period..............................    10,313,564            --    6,367,482           --
----------------------------------------------------------------------------------------------------------
 End of period.................................... $  34,811,650  $ 10,313,564  $31,361,101   $6,367,482
----------------------------------------------------------------------------------------------------------
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold.....................................    34,707,972     2,424,832    4,539,548      775,872
  Shares issued in reinvestment of dividends and
   distributions..................................        10,106            --           --          710
  Shares repurchased..............................   (29,537,466)   (1,210,788)    (745,512)     (16,830)
----------------------------------------------------------------------------------------------------------
  NET INCREASE IN SHARES OUTSTANDING..............     5,180,612     1,214,044    3,794,036      759,752
----------------------------------------------------------------------------------------------------------
(b)  Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A4

                               EQUITY PORTFOLIO

December 31, 2001



LONG-TERM INVESTMENTS -- 95.7%                                   Value
                                                   Shares      (Note 2)
COMMON STOCKS -- 95.4%                            --------- --------------
Aerospace/Defense -- 2.5%
 Boeing Co.......................................   235,174 $    9,120,048
 General Dynamics Corp...........................    52,002      4,141,439
 Lockheed Martin Corp............................    27,425      1,279,925
 Northrop Grumman Corp...........................   494,522     49,852,763
 Raytheon Co.....................................   740,700     24,050,529
 United Technologies Corp........................   399,204     25,800,554
                                                            --------------
                                                               114,245,258
                                                            --------------
Agricultural Products -- 0.2%
 Monsanto Co.....................................   252,600      8,537,880
                                                            --------------
Airlines
 AMR Corp.(a)....................................    23,496        520,906
 Delta Air Lines, Inc............................     7,208        210,906
 Southwest Airlines Co...........................    84,291      1,557,698
                                                            --------------
                                                                 2,289,510
                                                            --------------
Apparel -- 0.1%
 Jones Apparel Group, Inc.(a)....................    12,685        420,762
 NIKE, Inc. (Class "B" Stock)....................    37,363      2,101,295
                                                            --------------
                                                                 2,522,057
                                                            --------------
Autos - Cars & Trucks -- 0.9%
 Delphi Automotive Systems Corp..................   180,000      2,458,800
 Ford Motor Co...................................   203,101      3,192,748
 General Motors Corp.............................    66,164      3,215,570
 Harley-Davidson, Inc............................   463,761     25,186,860
 PACCAR, Inc.....................................   121,500      7,972,830
 TRW, Inc........................................    31,929      1,182,650
 Visteon Corp....................................    21,623        325,210
                                                            --------------
                                                                43,534,668
                                                            --------------
Banks and Savings & Loans -- 2.8%
 Bank of America Corp............................   447,883     28,194,235
 Bank One Corp................................... 1,337,514     52,229,922
 Comerica, Inc...................................    38,055      2,180,551
 Mellon Financial Corp...........................    24,866        935,459
 National City Corp..............................    34,596      1,011,587
 PNC Financial Services Group....................   146,803      8,250,328
 SouthTrust Corp.................................    19,821        488,984
 U.S. Bancorp....................................   154,960      3,243,313
 Wachovia Corp...................................    36,038      1,130,152
 Washington Mutual, Inc..........................   216,009      7,063,494
 Wells Fargo & Co................................   517,702     22,494,152
                                                            --------------
                                                               127,222,177
                                                            --------------
Chemicals -- 0.6%
 Air Products & Chemicals, Inc...................   222,422     10,433,816
 Dow Chemical Co.................................   100,486      3,394,417
 E.I. du Pont de Nemours & Co....................   106,310      4,519,238
 Ecolab, Inc.....................................   174,415      7,020,204
 Praxair, Inc....................................    23,176      1,280,474
 Rohm & Haas Co..................................    44,110      1,527,529
 Sherwin-Williams Co.............................    20,757        570,818
 Sigma-Aldrich Corp..............................    12,613        497,078
                                                            --------------
                                                                29,243,574
                                                            --------------
Commercial Services -- 0.5%
 Automatic Data Processing, Inc..................    70,561      4,156,043
 Cintas Corp.....................................     2,189        105,072
 Concord EFS, Inc.(a)............................    64,939      2,128,700

                                                                Value
                                                   Shares      (Note 2)
COMMON STOCKS(Continued)                          --------- --------------
Commercial Services (cont'd.)
 Convergys Corp.(a)..............................    42,769 $    1,603,410
 First Data Corp.................................    95,029      7,455,025
 Paychex, Inc....................................    43,029      1,499,561
 Pitney Bowes, Inc...............................    30,416      1,143,946
 Sabre Holdings Corp. (Class "A" Stock)(a).......    13,910        589,088
 Waste Management, Inc...........................    66,381      2,118,218
                                                            --------------
                                                                20,799,063
                                                            --------------
Computers -- 3.5%
 Compaq Computer Corp............................ 1,158,822     11,310,103
 Dell Computer Corp.(a)..........................   907,241     24,658,810
 Hewlett-Packard Co..............................   759,566     15,601,486
 International Business Machines Corp............   785,772     95,046,981
 Sun Microsystems, Inc.(a)....................... 1,196,073     14,711,698
                                                            --------------
                                                               161,329,078
                                                            --------------
Computer Software & Services -- 0.8%
 Cisco Systems, Inc.(a).......................... 1,095,220     19,834,434
 Citrix Systems, Inc.(a).........................    35,461        803,546
 Computer Associates International, Inc..........    31,914      1,100,714
 Electronic Data Systems Corp....................    59,750      4,095,863
 EMC Corp........................................   200,583      2,695,836
 Network Appliance, Inc.(a)......................    12,644        276,524
 NVIDIA Corp.(a).................................    14,919        998,081
 Unisys Corp.(a).................................   154,702      1,939,963
 VERITAS Software Corp.(a).......................   106,139      4,758,211
 Yahoo!, Inc.(a).................................    36,887        654,376
                                                            --------------
                                                                37,157,548
                                                            --------------
Consumer Products -- 2.7%
 Avon Products, Inc..............................    51,866      2,411,769
 Colgate-Palmolive Co............................    70,633      4,079,056
 Estee Lauder Cos., Inc. (Class "A" Stock).......    25,406        814,516
 Gillette Co.....................................    59,426      1,984,829
 Kimberly-Clark Corp.............................   357,100     21,354,580
 Philip Morris Cos., Inc......................... 1,791,860     82,156,781
 Procter & Gamble Co.............................   134,816     10,667,990
                                                            --------------
                                                               123,469,521
                                                            --------------
Diversified Industries
 Avery Dennison Corp.............................    14,127        798,599
                                                            --------------
Diversified Manufacturing Operations -- 3.0%
 Honeywell International, Inc....................    57,492      1,944,379
 Minnesota Mining & Manufacturing Co.............   388,174     45,886,049
 Tyco International, Ltd......................... 1,551,274     91,370,039
                                                            --------------
                                                               139,200,467
                                                            --------------
Diversified Operations -- 0.8%
 Cendant Corp.(a)................................    83,102      1,629,630
 Williams Cos., Inc.............................. 1,352,948     34,527,233
                                                            --------------
                                                                36,156,863
                                                            --------------
Drugs & Medical Supplies -- 0.8%
 Amgen, Inc.(a)..................................   179,761     10,145,711
 Becton Dickinson & Co...........................    25,889        858,220

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

December 31, 2001


                                                                Value
                                                   Shares      (Note 2)
COMMON STOCKS(Continued)                          --------- --------------
Drugs & Medical Supplies (cont'd.)
 Biogen, Inc.(a).................................    14,454 $      828,937
 Cephalon, Inc.(a)...............................    41,500      3,136,778
 Genzyme Corp.(a)................................    21,766      1,302,913
 Invitrogen Corp.(a).............................    42,100      2,607,253
 MedImmune, Inc.(a)..............................   296,371     13,736,796
 Nycomed Amersham PLC............................   301,500      2,917,049
                                                            --------------
                                                                35,533,657
                                                            --------------
Electronics -- 0.5%
 Agilent Technologies, Inc.(a)...................   139,609      3,980,253
 Corning, Inc....................................    78,850        703,342
 Emerson Electric Co.............................   175,787     10,037,438
 Flextronics International, Ltd. (Singapore)(a)..    85,000      2,039,150
 JDS Uniphase Corp.(a)...........................   133,862      1,161,922
 Johnson Controls, Inc...........................    10,667        861,360
 Molex, Inc. (Class "A" Stock)...................    69,516      1,880,408
 Parker-Hannifin Corp............................    12,723        584,113
 PerkinElmer, Inc................................    18,213        637,819
 Sanmina Corp.(a)................................    73,516      1,462,969
 Solectron Corp.(a)..............................    84,112        948,783
                                                            --------------
                                                                24,297,557
                                                            --------------
Exchange Traded Fund -- 0.5%
 SPDR Trust Series 1.............................   204,200     23,325,766
                                                            --------------
Financial Services -- 7.9%
 American Express Co.............................   404,253     14,427,790
 Bank of New York Co., Inc....................... 1,283,339     52,360,231
 Capital One Financial Corp......................    41,661      2,247,611
 Citigroup, Inc..................................   793,500     40,055,880
 Federal Home Loan Mortgage Corp.................   412,201     26,957,946
 Federal National Mortgage Association...........   194,246     15,442,557
 Fifth Third Bancorp.............................   156,275      9,584,346
 FleetBoston Financial Corp...................... 1,123,064     40,991,836
 Goldman Sachs Group, Inc........................   154,523     14,332,008
 H&R Block, Inc..................................    27,497      1,229,116
 Household International, Inc....................   448,940     26,011,584
 J.P. Morgan Chase & Co..........................   432,878     15,735,115
 Lehman Brothers Holdings, Inc...................    49,660      3,317,288
 MBNA Corp.......................................   764,121     26,897,059
 Merrill Lynch & Co., Inc........................   276,253     14,398,306
 Moody's Corp....................................    18,019        718,237
 Morgan Stanley Dean Witter & Co................. 1,083,320     60,600,921
                                                            --------------
                                                               365,307,831
                                                            --------------
Food & Beverage -- 2.9%
 Anheuser-Busch Cos., Inc........................   112,892      5,103,847
 Brown-Forman Corp. (Class "B" Stock)............     3,086        193,184
 Campbell Soup Co................................    37,767      1,128,100
 Coca-Cola Co....................................   328,648     15,495,753
 ConAgra Foods, Inc..............................   266,900      6,344,213
 General Mills, Inc..............................    73,588      3,827,312
 Heinz (H.J.) Co.................................    28,109      1,155,842
 Hershey Foods Corp..............................    29,623      2,005,477
 Kraft Foods, Inc. (Class "A" Stock).............   149,750      5,095,993
 Kroger Co.(a)...................................   251,272      5,244,047
 PepsiCo, Inc.................................... 1,434,489     69,845,269
 Sara Lee Corp...................................    89,805      1,996,365

                                                                Value
                                                   Shares      (Note 2)
COMMON STOCKS(Continued)                          --------- --------------
Food & Beverage (cont'd.)
 SYSCO Corp......................................   128,437 $    3,367,618
 The Pepsi Bottling Group, Inc...................    29,550        694,425
 Unilever NV, ADR (Netherlands)..................   248,670     14,325,879
                                                            --------------
                                                               135,823,324
                                                            --------------
Healthcare Service -- 5.6%
 Amersham PLC, ADR (United Kingdom)..............    27,700      1,324,337
 Baxter International, Inc.......................   186,089      9,979,953
 Cardinal Health, Inc............................   109,452      7,077,166
 CIGNA Corp......................................   593,500     54,987,775
 HCA-The Healthcare Co...........................   658,849     25,392,041
 Health Net Inc.(a).............................. 1,649,400     35,923,932
 Laboratory Corp. of America Holdings(a).........    10,622        858,789
 Medtronic, Inc..................................   198,434     10,161,805
 Sepracor Inc.(a)................................   972,000     55,462,320
 St. Jude Medical, Inc.(a).......................    40,500      3,144,825
 Tenet Healthcare Corp.(a).......................    64,867      3,808,990
 UnitedHealth Group, Inc.........................    52,679      3,728,093
 Wellpoint Health Networks, Inc.(a)..............   407,300     47,593,005
                                                            --------------
                                                               259,443,031
                                                            --------------
Insurance -- 6.2%
 ACE, Ltd........................................    16,217        651,113
 AFLAC, Inc......................................    19,184        471,159
 Allstate Corp...................................   103,139      3,475,784
 American International Group, Inc............... 1,510,967    119,970,780
 Berkshire Hathaway, Inc. (Class "A" Stock)(a)...        75      5,670,000
 Chubb Corp......................................    18,884      1,302,996
 Hartford Financial Services Group, Inc..........   868,028     54,538,199
 John Hancock Financial Services, Inc............    69,047      2,851,641
 Lincoln National Corp...........................    36,038      1,750,366
 Loews Corp......................................   931,886     51,607,847
 Marsh & McLennan Companies, Inc.................    63,492      6,822,215
 MetLife, Inc....................................   107,169      3,395,114
 MGIC Investment Corp............................    11,892        733,974
 St. Paul Cos., Inc..............................    13,694        602,125
 XL Capital, Ltd. (Class "A" Stock) (Bermuda)....   353,200     32,268,352
                                                            --------------
                                                               286,111,665
                                                            --------------
Leisure -- 0.6%
 Carnival Corp...................................    51,173      1,436,938
 Harrah's Entertainment, Inc.(a).................    30,487      1,128,324
 International Game Technology(a)................     4,325        295,397
 Marriott International, Inc. (Class "A" Stock)..   409,498     16,646,094
 MGM Mirage, Inc.(a).............................   204,500      5,903,915
 Starwood Hotels & Resorts Worldwide, Inc........    15,979        476,973
                                                            --------------
                                                                25,887,641
                                                            --------------
Machinery -- 1.1%
 Caterpillar, Inc................................    25,154      1,314,297
 Cummins, Inc....................................   107,000      4,123,780
 Danaher Corp....................................   216,678     13,067,850
 Deere & Co......................................     9,631        420,489

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

December 31, 2001


                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Machinery (cont'd.)
         Dover Corp............................    42,055 $    1,558,979
         Eaton Corp............................     8,000        595,280
         Navistar International Corp...........    61,700      2,437,150
         SPX Corp.(a)..........................   209,000     28,612,100
                                                          --------------
                                                              52,129,925
                                                          --------------
       Media -- 4.8%
         AOL Time Warner, Inc.(a)..............   828,343     26,589,810
         Charter Communications, Inc.
          (Class "A" Stock)(a).................    63,858      1,049,187
         Clear Channel Communications, Inc.(a).    68,615      3,493,190
         Comcast Corp.
          (Special Class "A" Stock)(a).........   212,040      7,633,440
         Gannett Co., Inc......................    15,712      1,056,318
         Interpublic Group of Cos., Inc........    30,848        911,250
         Knight-Ridder, Inc....................   148,700      9,655,091
         Liberty Media Corp.
          (Class "A" Stock)(a)................. 4,036,086     56,505,204
         McGraw Hill, Inc......................    20,542      1,252,651
         New York Times Co.
          (Class "A" Stock)....................   543,823     23,520,345
         News Corp., Ltd., ADR (Australia).....   999,700     26,452,062
         Omnicom Group, Inc....................    26,092      2,331,320
         TMP Worldwide, Inc.(a)................    11,460        491,634
         Tribune Co............................    54,056      2,023,316
         Univision Communications, Inc.
          (Class "A" Stock)(a).................    21,190        857,347
         Viacom, Inc. (Class "B" Stock)(a)..... 1,171,981     51,742,961
         Walt Disney Co........................   203,250      4,211,340
                                                          --------------
                                                             219,776,466
                                                          --------------
       Metal & Minerals -- 1.7%
         Freeport-McMoRan Copper & Gold,
          Inc.(a).............................. 3,853,300     49,707,570
         Phelps Dodge Corp.....................   819,700     26,558,280
                                                          --------------
                                                              76,265,850
                                                          --------------
       Mining -- 0.9%
         Barrick Gold Corp.....................    45,911        732,280
         Newmont Mining Corp................... 2,016,908     38,543,112
         Placer Dome, Inc. (Canada)............    29,113        317,623
                                                          --------------
                                                              39,593,015
                                                          --------------
       Oil & Gas -- 7.5%
         Amerada Hess Corp.....................   399,400     24,962,500
         Anadarko Petroleum Corp...............   500,100     28,430,685
         BP PLC, ADR (United Kingdom)..........    22,205      1,032,755
         Burlington Resources, Inc.............    54,488      2,045,479
         ChevronTexaco Corp....................   130,924     11,732,100
         Conoco, Inc........................... 1,566,161     44,322,356
         Devon Energy Corp.....................    83,633      3,232,415
         El Paso Corp.......................... 1,309,230     58,404,750
         Exxon Mobil Corp.(b).................. 1,546,007     60,758,075
         Halliburton Co........................   689,500      9,032,450
         Kerr-McGee Corp.......................   445,900     24,435,320
         Nabors Industries, Inc.(a)............    61,336      2,105,665
         Phillips Petroleum Co.................   762,364     45,940,055

                                                                  Value
     COMMON STOCKS                                    Shares     (Note 2)
     (Continued)                                     --------- ------------
     Oil & Gas (cont'd.)
       Royal Dutch Petroleum Co.,
        ADR (Netherlands)...........................   263,277 $ 12,905,839
       TotalFinaElf SA, ADR (France)................   263,000   18,473,120
                                                               ------------
                                                                347,813,564
                                                               ------------
     Oil & Gas Services -- 1.2%
       GlobalSantaFe Corp...........................    78,561    2,240,560
       Kinder Morgan, Inc...........................    39,569    2,203,597
       Schlumberger, Ltd............................    87,138    4,788,233
       Transocean Sedco Forex, Inc.................. 1,281,600   43,343,712
       Weatherford International, Inc.(a)...........    39,357    1,466,442
                                                               ------------
                                                                 54,042,544
                                                               ------------
     Paper & Forest Products -- 0.9%
       Ball Corp....................................     8,144      575,781
       Bowater, Inc.................................    17,587      838,900
       International Paper Co.......................    57,659    2,326,541
       Sealed Air Corp.(a)..........................    20,542      838,524
       Temple-Inland, Inc...........................   535,700   30,390,261
       UPM-Kymmene Oyj, ADR (Finland)...............   153,900    5,140,260
       Weyerhaeuser Co..............................    41,299    2,233,450
       Willamette Industries, Inc...................    11,388      593,542
                                                               ------------
                                                                 42,937,259
                                                               ------------
     Pharmaceuticals -- 9.3%
       Abbott Laboratories.......................... 1,262,289   70,372,612
       Allergan, Inc................................    15,784    1,184,589
       American Home Products Corp.................. 1,032,918   63,379,848
       Bristol-Myers Squibb Co......................   885,571   45,164,121
       Eli Lilly & Co...............................   270,811   21,269,496
       Genentech, Inc.(a)...........................    29,900    1,622,075
       Immunex Corp.(a).............................   101,400    2,809,794
       IMS Health, Inc..............................    60,319    1,176,824
       Johnson & Johnson............................   804,673   47,556,174
       Merck & Co., Inc.............................   312,755   18,389,994
       Novartis AG, ADR (Switzerland)...............   681,000   24,856,500
       Pfizer, Inc.(b).............................. 1,603,412   63,895,968
       Pharmacia Corp............................... 1,214,884   51,814,803
       Teva Pharmaceutical Industries, Ltd.,
        ADR (Israel)................................   264,400   16,294,972
                                                               ------------
                                                                429,787,770
                                                               ------------
     Real Estate Investment Trust -- 0.1%
       CarrAmerica Realty Corp......................   165,800    4,990,580
       Equity Office Properties Trust...............    27,820      836,826
                                                               ------------
                                                                  5,827,406
                                                               ------------
     Restaurants -- 1.0%
       Darden Restaurants, Inc...................... 1,196,000   42,338,400
       McDonald's Corp..............................   164,186    4,346,003
                                                               ------------
                                                                 46,684,403
                                                               ------------
     Retail -- 5.3%
       Bed Bath & Beyond, Inc.(a)...................    36,325    1,231,418
       Best Buy Co., Inc.(a)........................    13,478    1,003,841
       Circuit City Stores-Circuit City Group, Inc..   313,800    8,143,110
       Costco Wholesale Corp.(a)....................   852,807   37,847,575
       CVS Corp.....................................    63,498    1,879,541

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

December 31, 2001


                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Retail (cont'd.)
          Family Dollar Stores, Inc............    18,379 $      551,002
          Federated Department Stores, Inc.(a).   915,737     37,453,643
          Home Depot, Inc...................... 1,473,136     75,144,667
          Kohl's Corp.(a)......................    11,100        781,884
          Lowe's Cos., Inc.....................   101,769      4,723,099
          May Department Stores Co.............    13,983        517,091
          Safeway, Inc.(a).....................   740,787     30,927,857
          Staples, Inc.(a).....................   213,400      3,990,580
          Starbucks Corp.(a)...................    70,633      1,345,559
          Target Corp..........................   189,844      7,793,096
          The Gap, Inc.........................    61,624        859,039
          Tiffany & Co.........................    29,046        914,078
          Wal-Mart Stores, Inc.(b).............   495,441     28,512,630
          Walgreen Co..........................    70,561      2,375,083
                                                          --------------
                                                             245,994,793
                                                          --------------
        Semiconductors -- 3.7%
          Analog Devices, Inc.(a)..............    73,584      3,266,394
          Applied Materials, Inc.(a)...........   313,111     12,555,751
          Broadcom Corp.(a)....................    19,532        798,273
          Intel Corp........................... 1,705,639     53,642,347
          Linear Technology Corp...............    54,311      2,120,301
          Micron Technology, Inc.(a)........... 1,367,253     42,384,843
          National Semiconductor Corp.(a)......    90,000      2,771,100
          Novellus Systems, Inc.(a)............    27,856      1,098,919
          Teradyne, Inc.(a)....................    96,100      2,896,454
          Texas Instruments, Inc............... 1,692,752     47,397,056
          Xilinx, Inc.(a)......................    35,028      1,367,843
                                                          --------------
                                                             170,299,281
                                                          --------------
        Software -- 4.9%
          Adobe Systems, Inc...................     9,179        285,008
          BEA Systems, Inc.(a).................   562,800      8,667,120
          BMC Software, Inc.(a)................   722,153     11,821,644
          Intuit, Inc.(a)......................    58,853      2,517,731
          Microsoft Corp.(a)................... 2,592,583    171,758,624
          Oracle Corp.(a)...................... 2,189,504     30,237,050
          PeopleSoft, Inc.(a)..................    25,159      1,011,392
          Siebel Systems, Inc.(a)..............    30,968        866,485
                                                          --------------
                                                             227,165,054
                                                          --------------
        Steel & Metals -- 1.5%
          Alcan, Inc. (Canada).................    39,641      1,424,301
          Alcoa, Inc........................... 1,962,167     69,755,037
          Nucor Corp...........................     7,208        381,736
                                                          --------------
                                                              71,561,074
                                                          --------------
        Telecommunications -- 6.0%
          ADC Telecommunications, Inc.(a)......    43,244        198,922
          ALLTEL Corp..........................    25,129      1,551,213
          AT&T Corp............................ 3,517,498     63,807,414
          AT&T Wireless Services, Inc.(a)...... 1,044,482     15,009,206
          BellSouth Corp.......................   150,106      5,726,544
          CIENA Corp.(a).......................    35,100        502,281
          Comverse Technology, Inc.(a).........   259,900      5,813,963
          Lucent Technologies, Inc.............   251,036      1,579,016

                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                            --------- --------------
        Telecommunications (cont'd.)
          Motorola, Inc.......................   306,910 $    4,609,788
          Nextel Communications, Inc.
           (Class "A" Stock)(a)...............   467,402      5,122,726
          Nokia Oyj, ADR (Finland)............ 1,852,400     45,439,372
          Nortel Networks Corp. (Canada)......   312,083      2,340,623
          QUALCOMM, Inc.(a)...................    72,003      3,636,152
          Qwest Communications International,
           Inc................................   183,199      2,588,602
          SBC Communications, Inc.............   598,890     23,458,521
          Sprint Corp. (FON Group)............    60,462      1,214,077
          Sprint Corp. (PCS Group)(a)......... 1,246,370     30,423,892
          Verizon Communications, Inc......... 1,001,929     47,551,550
          Vodafone Group PLC, ADR
           (United Kingdom)...................   570,909     14,660,943
          WorldCom, Inc. -- WorldCom Group....   248,023      3,492,164
                                                         --------------
                                                            278,726,969
                                                         --------------
        Transportation -- 0.5%
          Burlington Northern Santa Fe Corp...    61,407      1,751,942
          Canadian National Railway Co.
           (Canada)...........................   306,000     14,773,680
          CSX Corp............................    11,532        404,196
          FedEx Corp.(a)......................    31,352      1,626,542
          Norfolk Southern Corp...............    24,078        441,350
          Union Pacific Corp..................    29,911      1,704,927
          United Parcel Service, Inc.
           (Class "B" Stock)..................     1,467         79,951
                                                         --------------
                                                             20,782,588
                                                         --------------
        Utilities -- 1.6%
          AES Corp.(a)........................    65,515      1,071,170
          Calpine Corp.(a)....................    89,805      1,507,826
          Dominion Resources, Inc.............    49,660      2,984,566
          Duke Energy Corp....................   125,698      4,934,903
          Dynegy, Inc. (Class "A" Stock)......    82,120      2,094,060
          Entergy Corp........................    44,687      1,747,709
          Exelon Corp.........................   116,047      5,556,330
          FirstEnergy Corp.................... 1,012,200     35,406,756
          Mirant Corp.(a).....................    36,188        579,732
          NiSource, Inc.......................    28,829        664,797
          Southern Co.........................   495,651     12,564,753
          TXU Corp............................    54,056      2,548,740
                                                         --------------
                                                             71,661,342
                                                         --------------
        TOTAL COMMON STOCKS
         (cost $4,493,920,690)................            4,403,286,038
                                                         --------------
        PREFERRED STOCKS -- 0.2%
          Electronic Data Systems Corp.
           (cost $ 6,600,000).................   132,000      7,425,000
        CONVERTIBLE BONDS -- 0.1%
          Teradyne, Inc., 3.75%, 10/15/06
           (cost $5,153,970).................. 4,575,000      6,284,906
        TOTAL LONG-TERM INVESTMENTS
          (cost $4,505,674,660).......................    4,416,995,944
                                                         --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

December 31, 2001


                                              Principal
                                               Amount         Value
       SHORT-TERM                               (000)        (Note 2)
       INVESTMENTS -- 4.3%                   ------------ --------------
       Repurchase Agreement -- 1.2%
         Joint Repurchase Agreement
          Account (Note 5),
          1.64%, 01/02/02................... $     54,191 $   54,191,000
                                                          --------------
                                               Shares
                                             ------------
       Mutual Fund -- 3.1%
         Prudential Core Investment Fund --
           Taxable Money Market Series
           (Note 4).........................  145,406,474    145,406,474
                                                          --------------
       TOTAL SHORT-TERM INVESTMENTS
         (cost $199,597,474)...........................      199,597,474
                                                          --------------
       TOTAL INVESTMENTS -- 100.0%
         (cost $4,705,272,134; Note 7).................    4,616,593,418
       VARIATION MARGIN ON OPEN FUTURES
        CONTRACTS(c).....................................       (216,906)
       ASSETS IN EXCESS OF OTHER
        LIABILITIES......................................        542,835
                                                          --------------
       NET ASSETS -- 100.0%.............................. $4,616,919,347
                                                          ==============

The following abbreviations are used in portfolio descriptions:

             ADR American Depository Receipt
             NV  Naamloze Vennootschap (Dutch Corporation)
             PLC Public Limited Company (British Corporation)
             SA Sociedad Anonmia (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)Security segregated as collateral for futures contracts.

(c)Open futures contracts as of December 31, 2001 are as follows:

 Number of               Expiration  Value at       Value at
 Contracts     Type         Date    Trade Date  December 31, 2001 Appreciation
 --------- ------------- ---------- ----------- ----------------- ------------
 Long Positions:
 81        S&P 500 Index   Mar 02   $22,939,400    $23,271,300      $331,900
                                                                    ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B5

                         PRUDENTIAL JENNISON PORTFOLIO
December 31, 2001


       LONG-TERM INVESTMENTS -- 99.3%                         Value
                                                 Shares      (Note 2)
       COMMON STOCKS -- 99.2%                   --------- --------------
       Advertising -- 2.0%
         Omnicom Group, Inc....................   515,300 $   46,042,055
                                                          --------------
       Aerospace -- 1.1%
         Northrop Grumman Corp.................   238,300     24,023,023
                                                          --------------
       Banks and Savings & Loans -- 1.8%
         Bank One Corp......................... 1,010,700     39,467,835
                                                          --------------
       Commercial Services -- 0.9%
         Concord EFS, Inc.(a)..................   617,400     20,238,372
                                                          --------------
       Computers -- 6.4%
         Dell Computer Corp.(a)................ 1,572,200     42,732,396
         Hewlett-Packard Co....................   375,200      7,706,608
         International Business Machines Corp.
          (IBM)................................   558,500     67,556,160
         Sun Microsystems, Inc.(a)............. 2,175,500     26,758,650
                                                          --------------
                                                             144,753,814
                                                          --------------
       Computer Software & Services -- 6.2%
         Cisco Systems, Inc.(a)................ 2,092,900     37,902,419
         Microsoft Corp.(a).................... 1,215,000     80,493,750
         Oracle Corp.(a)....................... 1,256,600     17,353,646
         SAP AG, ADR(b)........................    86,700      2,768,331
                                                          --------------
                                                             138,518,146
                                                          --------------
       Cosmetics & Soaps -- 0.8%
         Gillette Co. (The)....................   570,800     19,064,720
                                                          --------------
       Diversified Operations -- 5.8%
         General Electric Co................... 1,704,600     68,320,368
         Tyco International, Ltd............... 1,058,800     62,363,320
                                                          --------------
                                                             130,683,688
                                                          --------------
       Drugs & Medical Supplies -- 19.2%
         Abbott Laboratories...................   827,100     46,110,825
         American Home Products Corp...........   853,600     52,376,896
         Amgen, Inc.(a)........................   571,700     32,266,748
         Aventis S.A.(a).......................   382,600     27,164,600
         Baxter International, Inc.............   674,200     36,157,346
         Genetech, Inc.(a).....................   736,000     39,928,000
         Johnson & Johnson..................... 1,017,600     60,140,160
         MedImmune, Inc.(a)....................   402,900     18,674,415
         Pfizer, Inc........................... 1,379,000     54,953,150
         Pharmacia Corp........................   782,994     33,394,694
         Sepracor, Inc.(a).....................   520,800     29,716,848
                                                          --------------
                                                             430,883,682
                                                          --------------
       Electronics -- 5.9%
         Applied Materials, Inc.(a)............   345,000     13,834,500
         ARM Holdings PLC, ADR(a)..............   148,500      2,315,115
         Intel Corp............................ 1,910,600     60,088,370
         Maxim Integrated Products, Inc.(a)....    74,900      3,932,999
         STMicroelectronics NV, ADR
          (Switzerland)........................   271,600      8,601,572
         Texas Instruments, Inc................ 1,574,600     44,088,800
                                                          --------------
                                                             132,861,356
                                                          --------------
       Financial Services -- 10.5%
         Citigroup, Inc........................ 1,693,100     85,467,688
         Goldman Sachs Group, Inc..............   372,900     34,586,475
         Household International, Inc..........   541,500     31,374,510

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Financial Services (cont'd.)
        MBNA Corp...............................   790,400 $   27,822,080
        Merrill Lynch & Co., Inc................   548,400     28,582,608
        Morgan Stanley Dean Witter & Co.........   515,640     28,844,902
                                                           --------------
                                                              236,678,263
                                                           --------------
      Food & Beverage -- 2.6%
        PepsiCo, Inc............................ 1,200,500     58,452,345
                                                           --------------
      Insurance -- 5.6%
        American International Group, Inc.......   937,837     74,464,258
        Hartford Financial Services Group, Inc.
         (The)..................................   394,800     24,805,284
        XL Capital, Ltd. (Class "A" Stock)......   299,600     27,371,456
                                                           --------------
                                                              126,640,998
                                                           --------------
      Internet Services --  0.5%
        eBay, Inc.(a)...........................   169,500     11,339,550
                                                           --------------
      Leisure -- 0.9%
        Marriott International, Inc. (Class "A"
         Stock).................................   479,700     19,499,805
                                                           --------------
      Manufacturing -- 1.2%
        Minnesota Mining and Manufacturing
         Co. (3M)...............................   222,200     26,266,262
                                                           --------------
      Media -- 7.3%
        AOL Time Warner, Inc.(a)................   742,900     23,847,090
        Liberty Media Corp. (Class "A"
         Stock)(a).............................. 2,930,900     41,032,600
        New York Times Co. (The) (Class "A"
         Stock).................................   432,300     18,696,975
        Univision Communications, Inc.(a).......   548,200     22,180,172
        Viacom, Inc.(a)......................... 1,301,419     57,457,649
                                                           --------------
                                                              163,214,486
                                                           --------------
      Motorcycles -- 0.6%
        Harley-Davidson, Inc....................   235,900     12,811,729
                                                           --------------
      Oil & Gas Services -- 2.8%
        Halliburton Co..........................   469,300      6,147,830
        Schlumberger, Ltd....................... 1,037,900     57,032,605
                                                           --------------
                                                               63,180,435
                                                           --------------
      Retail -- 11.7%
        BJ's Wholesale Club, Inc.(a)............   343,800     15,161,580
        Bed Bath & Beyond, Inc.(a)..............   605,000     20,509,500
        Home Depot, Inc......................... 1,242,400     63,374,824
        Kohl's Corp.(a).........................   932,300     65,671,212
        Lowe's Cos., Inc........................   333,900     15,496,299
        Tiffany & Co............................ 1,092,200     34,371,534
        Wal-Mart Stores, Inc....................   834,500     48,025,475
                                                           --------------
                                                              262,610,424
                                                           --------------
      Semiconductor Equipment -- 1.1%
        KLA-Tencor Corp.(a).....................   265,400     13,153,224
        Novellus Systems, Inc.(a)...............   293,700     11,586,465
                                                           --------------
                                                               24,739,689
                                                           --------------
      Telecommunications -- 4.3%
        Nokia Corp., ADR (Finland).............. 1,472,200     36,113,066
        Sprint Corp. (PCS Group)(a)............. 1,028,800     25,113,008

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B6

December 31, 2001


                                                            Value
        COMMON STOCKS                         Shares       (Note 2)
        (Continued)                          ---------- --------------
        Telecommunications (cont'd.)
          Vodafone Air Touch Group PLC, ADR
           (United Kingdom).................  1,382,081 $   35,491,840
                                                        --------------
                                                            96,717,914
                                                        --------------
        TOTAL COMMON STOCKS
          (cost $ 2,233,145,846).....................    2,228,688,591
                                                        --------------

                                             Principal
                                              Amount
                                               (000)
        LONG-TERM BONDS -- 0.1%              ----------
        U.S. Government Obligations
          United States Treasury Note,
           3.5%, 01/15/11(c)
           (cost $1,013,168)................   $1,000        1,013,168
                                                        --------------
        TOTAL LONG-TERM INVESTMENTS
          (cost $2,234,159,014)......................    2,229,701,759
                                                        --------------
        SHORT-TERM                             Shares
        INVESTMENT -- 0.9%                   ----------
        Mutual Fund
          Prudential Core Investment Fund -
           Taxable Money Market Series,
           (cost $21,000,230; Note 4)....... 21,000,230     21,000,230
                                                        --------------
        TOTAL INVESTMENTS -- 100.2%
         (cost $2,255,159,244; Note 7).................  2,250,701,989
        LIABILITIES IN EXCESS OF OTHER
         ASSETS --  (0.2)%.............................     (4,266,430)
                                                        --------------
        NET ASSETS -- 100.0%........................... $2,246,435,559
                                                        ==============

The following abbreviations are used in portfolio descriptions:

             ADR  American Depository Receipt.
             AG   Aktiengesellschaft (German Stock Company)
             NV   Naamloze Vennootschap (Dutch Corporation)
             PLC  Public Limited Company (British Corporation)
             S.A. Sociedad Anonmia (Spanish Corporation) or Societe
                  Anonyme (French Corporation)

(a)Non-income producing security.
(b)Portion of securities on loan with an aggregate market value of $942,414.
(c)Represents the security received as collateral for securities on loan.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

                  SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

December 31, 2001


           LONG-TERM INVESTMENTS -- 79.2%                   Value
                                                 Shares    (Note 2)
           COMMON STOCKS -- 75.3%                ------- ------------
           Australia -- 2.2%
             Brambles Industries, Ltd........... 141,094 $    749,317
                                                         ------------
           Bermuda -- 1.9%
             XL Capital Ltd., (Class "A" Stock).   7,100      648,656
                                                         ------------
           Denmark -- 2.6%
             ISS A/S (a)........................   6,825      336,038
             Novo Nordisk A/S (Class "B" Stock).  14,340      586,656
                                                         ------------
                                                              922,694
                                                         ------------
           Federal Republic of Germany -- 4.5%
             MLP AG.............................   5,652      412,151
             Muenchener Rueckversicherungs --
               Gesellschaft AG..................   1,900      516,453
             SAP AG.............................   4,900      638,982
                                                         ------------
                                                            1,567,586
                                                         ------------
           Finland -- 1.4%
             Nokia Oyj..........................  18,700      482,712
                                                         ------------
           France -- 10.4%
             Altran Technologies SA.............  11,500      520,214
             Aventis SA.........................  12,551      892,190
             Sanofi-Synthelabo SA...............  14,700    1,098,018
             Societe Television Francaise 1.....  11,700      296,073
             TotalFinaElf SA....................   5,703      815,372
                                                         ------------
                                                            3,621,867
                                                         ------------
           Hong Kong -- 5.1%
             Convenience Retail Asia, Ltd.(a)... 372,648      120,662
             Hang Seng Bank, Ltd................  14,300      157,247
             Johnson Electric Holdings, Ltd..... 738,400      776,456
             Li & Fung, Ltd..................... 631,100      708,137
                                                         ------------
                                                            1,762,502
                                                         ------------
           Iceland -- 0.3%
             deCODE GENETICS, Inc.(a)...........  10,200       99,960
                                                         ------------
           Italy -- 4.1%
             Banca Fideuram SpA.................  45,150      361,798
             Snam Rete Gas SpA(a)............... 255,800      677,182
             Tod's SpA..........................   9,825      402,845
                                                         ------------
                                                            1,441,825
                                                         ------------
           Japan -- 4.8%
             Fuji Television Network, Inc.......      41      164,754
             Nintendo Co., Ltd..................   4,300      749,630
             NTT DoCoMo, Inc....................      52      608,302
             ORIX Corp..........................   1,500      133,769
                                                         ------------
                                                            1,656,455
                                                         ------------
           Netherlands -- 6.0%
             ASM International NV(a)............   4,900       95,599
             Koninklijke Ahold NV...............  19,400      565,109
             STMicroelectronics NV..............  17,700      568,757
             VNU NV.............................  27,771      854,249
                                                         ------------
                                                            2,083,714
                                                         ------------

                                                            Value
           COMMON STOCKS                         Shares    (Note 2)
           (Continued)                           ------- ------------
           Singapore -- 0.7%
             DBS Group Holdings, Ltd............  33,000 $    246,629
                                                         ------------
           South Korea -- 3.6%
             Hana Bank..........................  33,744      434,163
             Samsung Electronics Co., Ltd.......   3,930      834,770
                                                         ------------
                                                            1,268,933
                                                         ------------
           Spain -- 5.4%
             Banco Bilbao Vizcaya Argentaria SA.  56,326      697,866
             Industria de Diseno Textil SA(a)...  36,100      688,925
             Telefonica SA(a)...................  35,700      478,272
                                                         ------------
                                                            1,865,063
                                                         ------------
           Sweden -- 1.1%
             Securitas AB (Class "B" Stock).....  19,900      378,986
                                                         ------------
           Switzerland -- 3.4%
             Credit Suisse Group(a).............   9,600      409,816
             Serono SA (Class "B" Stock)........     916      800,292
                                                         ------------
                                                            1,210,108
                                                         ------------
           United Kingdom -- 17.8%
             ARM Holdings PLC(a)................  42,700      223,195
             Capita Group PLC................... 139,716      997,299
             COLT Telecom Group PLC(a).......... 326,681      489,917
             Diageo PLC.........................  59,100      675,489
             Logica PLC.........................  69,930      651,636
             Pearson PLC........................  67,344      775,598
             Reckitt Benckiser PLC..............  64,409      937,795
             Reed International PLC.............  56,000      464,755
             Vodafone Group PLC................. 374,320      979,656
                                                         ------------
                                                            6,195,340
                                                         ------------
           TOTAL COMMON STOCKS
            (cost $27,647,443)..........................   26,202,347
                                                         ------------
           PREFERRED STOCKS -- 3.9%
           Germany
             Porsche AG.........................   2,371      902,207
             Wella AG...........................   9,200      474,804
                                                         ------------
           TOTAL PREFERRED STOCKS
            (cost $1,271,491)...........................    1,377,011
                                                         ------------
           TOTAL LONG-TERM INVESTMENTS
            (cost $28,918,934)..........................   27,579,358
                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

December 31, 2001


                                                               Value
                                                    Shares    (Note 2)
SHORT-TERMINVESTMENT -- 24.4%                      --------- -----------
Mutual Fund
 Prudential Core Investment Fund -- Taxable Money
   Market Series (Note 4), (cost $8,498,196).....  8,498,196 $ 8,498,196
                                                             -----------
TOTAL INVESTMENTS -- 103.6% (cost $37,417,130; Note 7)......  36,077,554
LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.6)%.............  (1,265,904)
                                                             -----------
NET ASSETS -- 100.0%........................................ $34,811,650
                                                             ===========

The following abbreviations are used in the portfolio descriptions:

AB  Aktiebolag (Swedish Stock Company)
AG  Aktiengesellschaft (German Stock Company)
A/S Aktieselskab (Danish Stock Company)
NV  Naamloze Vennootschap (Dutch Corporation)
Oyj Osakeyhiro (Finnish Stock Company)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anomia (Spanish Corporation) or
    SocieteAnonyme (French Corporation)
SpA Societa per Azione (Italian Corporation)

(a)Non-Income producing security.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2001 was as follows:

Money Market Mutual Funds.......................................  24.4%
Pharmaceuticals.................................................  10.0%
Banks & Financial Services......................................   9.7%
Media & Entertainment...........................................   6.8%
Computer Software & Services....................................   6.7%
Retail..........................................................   5.1%
Telecommunications Services.....................................   4.7%
Telecommunications Equipment....................................   4.5%
Oil & Gas Services..............................................   4.3%
Commercial Services.............................................   4.2%
Human Resources.................................................   2.9%
Consumer Products...............................................   2.7%
Automobiles & Manufacturing.....................................   2.6%
Electronics.....................................................   2.2%
Toys............................................................   2.2%
Distribution/Wholesalers........................................   2.0%
Food & Beverage.................................................   1.9%
Insurance.......................................................   1.9%
Semiconductors..................................................   1.9%
Engineering.....................................................   1.5%
Cosmetic & Toiletries...........................................   1.4%
                                                                 -----
                                                                 103.6%
Liabilities in excess of other assets...........................  (3.6)%
                                                                 -----
                                                                 100.0%
                                                                 =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B9

                 SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

December 31, 2001


        LONG-TERM INVESTMENTS -- 96.1%                        Value
                                                     Shares  (Note 2)
        COMMON STOCKS                                ------ -----------
        Advertising -- 2.9%
          Interpublic Group of Cos., Inc............ 11,300 $   333,802
          TMP Worldwide, Inc.(a).................... 13,800     592,020
                                                            -----------
                                                                925,822
                                                            -----------
        Aerospace/Defense -- 0.6%
          Northrop Grumman Corp.....................  1,900     191,539
                                                            -----------
        Apparel -- 0.5%
          Liz Claiborne, Inc........................  3,000     149,250
                                                            -----------
        Automobiles -- 0.5%
          AutoNation, Inc.(a)....................... 11,600     143,028
                                                            -----------
        Biotechnology -- 4.0%
          Aviron(a).................................  5,100     253,623
          Genentech, Inc.(a)........................  5,600     303,800
          Human Genome Sciences, Inc.(a)............  8,200     276,504
          Invitrogen Corp.(a).......................  4,700     291,071
          Protein Design Labs, Inc.(a)..............  4,300     141,040
                                                            -----------
                                                              1,266,038
                                                            -----------
        Broadcasting -- 7.7%
          Adelphia Communications Corp.
           (Class "A" Stock)(a)..................... 11,300     352,334
          Cablevision Systems Corp. - New York
           Group (Class "A" Stock)(a)...............  5,800     275,210
          Cablevision Systems Corp. - Rainbow Media
           Group(a)................................. 16,500     407,550
          Gemstar - TV Guide International, Inc.(a). 25,900     717,430
          USA Networks, Inc.(a)..................... 24,500     669,095
                                                            -----------
                                                              2,421,619
                                                            -----------
        Commercial Services -- 6.6%
          Accenture, Ltd. (Bermuda)
           (Class "A" Stock)(a)..................... 17,100     460,332
          ARAMARK Corp. (Class "B" Stock)(a)........  9,200     247,480
          Cendant Corp.(a).......................... 32,600     639,286
          Concord EFS, Inc.(a)...................... 14,800     485,144
          Quintiles Transnational, Corp.(a)......... 11,800     189,390
          Weight Watchers International, Inc.(a)....  1,600      54,112
                                                            -----------
                                                              2,075,744
                                                            -----------
        Computer Software & Services -- 16.0%
          Adobe Systems, Inc........................ 19,900     617,895
          Affiliated Computer Services, Inc.
           (Class "A" Stock)(a).....................  3,200     339,616
          Autodesk, Inc.............................  9,400     350,338
          Brocade Communications Systems, Inc.(a)     9,500     314,640
          Ceridian Corp.(a)......................... 17,900     335,625
          Compaq Computer Corp...................... 31,300     305,488
          DST Systems, Inc.(a)...................... 13,200     658,020
          Intuit, Inc.(a)........................... 13,500     577,530
          Lexmark International, Inc.(a)............  5,500     324,500
          NetScreen Technologies, Inc.(a)...........  2,300      50,899
          Parametric Technology Corp.(a)............ 37,500     292,875
          Rational Software Corp.(a)................ 17,100     333,450
          Synopsys, Inc.(a).........................  8,900     525,723
                                                            -----------
                                                              5,026,599
                                                            -----------

                                                             Value
         COMMON STOCKS                              Shares  (Note 2)
         (Continued)                                ------ -----------
         Education -- 2.7%
           Apollo Group, Inc. (Class "A" Stock)(a). 10,600 $   477,106
           Education Management Corp.(a)...........  9,800     355,250
                                                           -----------
                                                               832,356
                                                           -----------
         Electronics -- 1.8%
           Harman International Industries, Inc....  4,600     207,460
           Symbol Technologies, Inc................ 22,600     358,888
                                                           -----------
                                                               566,348
                                                           -----------
         Electronic Components -- 3.2%
           ARM Holdings PLC, ADR
            (United Kingdom)(a)....................  3,600      56,124
           LSI Logic Corp.(a)...................... 21,500     339,270
           Sanmina-SCI Corp.(a).................... 13,800     274,620
           Solectron Corp.(a)...................... 29,400     331,632
                                                           -----------
                                                             1,001,646
                                                           -----------
         Financial Services -- 5.2%
           Goldman Sachs Group, Inc................  4,300     398,825
           Investors Financial Services Corp.......  9,000     595,890
           Stilwell Financial, Inc................. 12,200     332,084
           USA Education, Inc......................  3,700     310,874
                                                           -----------
                                                             1,637,673
                                                           -----------
         Healthcare Management -- 6.4%
           Caremark Rx, Inc.(a).................... 23,300     380,023
           Express Scripts, Inc.(a)................ 17,900     837,004
           HEALTHSOUTH Corp.(a).................... 21,000     311,220
           McKesson Corp........................... 12,600     471,240
                                                           -----------
                                                             1,999,487
                                                           -----------
         Internet Content -- 4.0%
           Amazon.com, Inc.(a)..................... 10,600     114,692
           CheckFree Corp.(a)...................... 18,100     325,800
           eBay, Inc.(a)...........................  2,300     153,870
           VeriSign, Inc.(a)....................... 17,000     646,680
                                                           -----------
                                                             1,241,042
                                                           -----------
         Internet Software -- 1.2%
           Openwave Systems, Inc.(a)............... 20,600     201,674
           RealNetworks, Inc.(a)................... 28,900     171,666
                                                           -----------
                                                               373,340
                                                           -----------
         Leisure -- 1.2%
           Royal Caribbean Cruises, Ltd............ 22,800     369,360
                                                           -----------
         Measuring & Control Instrument -- 0.5%
           Thermo Electron Corp.(a)................  7,000     167,020
                                                           -----------
         Medical Equipment -- 1.1%
           Cytyc Corp.(a).......................... 12,800     334,080
                                                           -----------
         Oil & Gas Services -- 0.9%
           BJ Services Co.(a)......................  8,600     279,070
                                                           -----------
         Pharmaceuticals -- 11.1%
           Allergan, Inc...........................  5,500     412,775
           AmerisourceBergen Corp..................  8,700     552,885
           Andrx Group(a)..........................  7,200     506,952
           Barr Laboratories, Inc.(a)..............  2,000     158,720

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

December 31, 2001


                                                           Value
COMMON STOCKS                                     Shares  (Note 2)
(Continued)                                       ------ -----------
Pharmaceuticals (cont'd.)
 Biovail Corp. (Canada)(a).......................  5,700 $   320,625
 Forest Laboratories, Inc.(a)....................  3,400     278,630
 ICN Pharmaceuticals, Inc........................ 10,500     351,750
 ImClone Systems, Inc.(a)........................  1,100      51,106
 MedImmune, Inc.(a)..............................  5,500     254,925
 QLT, Inc. (Canada)(a)........................... 14,200     360,822
 Sepracor, Inc.(a)...............................  3,900     222,534
                                                         -----------
                                                           3,471,724
                                                         -----------
Retail -- 7.2%
 Barnes & Noble, Inc.(a)......................... 13,600     402,560
 Bed Bath & Beyond, Inc.(a)......................  7,700     261,030
 BJ's Wholesale Club, Inc.(a).................... 10,700     471,870
 Circuit City Stores-Circuit City Group.......... 13,300     345,135
 Dollar Tree Stores, Inc.(a)..................... 14,800     457,468
 Tiffany & Co.................................... 10,400     327,288
                                                         -----------
                                                           2,265,351
                                                         -----------
Semiconductors -- 7.9%
 Analog Devices, Inc.(a).........................  6,400     284,096
 Integrated Device Technology, Inc.(a)........... 25,700     683,363
 KLA-Tencor Corp.(a).............................  6,000     297,360
 Linear Technology Corp..........................  8,500     331,840
 Maxim Integrated Products, Inc.(a)..............  6,000     315,060
 Microsemi Corp.(a)..............................  5,200     154,440
 Novellus Systems, Inc.(a)....................... 10,500     414,225
                                                         -----------
                                                           2,480,384
                                                         -----------

                                                          Value
COMMON STOCKS                                  Shares    (Note 2)
(Continued)                                   --------- -----------
Telecommunications -- 2.9%
 Broadwing, Inc.(a).........................     32,100 $   304,950
 QUALCOMM, Inc.(a)..........................      3,100     156,550
 Western Wireless Corp. (Class "A" Stock)(a)     15,900     449,175
                                                        -----------
                                                            910,675
                                                        -----------
TOTAL LONG-TERM INVESTMENTS (cost $ 28,668,154)........  30,129,195
                                                        -----------
SHORT-TERM INVESTMENT -- 8.0%
Mutual Fund
 Prudential Core Investment Fund --
   Taxable Money Market Series (Note 4),
   (cost $2,505,054)......................... 2,505,054   2,505,054
                                                        -----------
TOTAL INVESTMENTS -- 104.1% (cost $31,173,208; Note 7).  32,634,249
LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.1)%........  (1,273,148)
                                                        -----------
NET ASSETS -- 100.0%................................... $31,361,101
                                                        ===========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
PLC Public Limited Company (British Limited Liability Company)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to four Portfolios: Equity Portfolio, Prudential Jennison Portfolio, SP Jennison International Growth Portfolio and SP Prudential U.S. Emerging Growth Portfolio.

       The Portfolios of the Series Fund have the following as investment objectives:

       Equity Portfolio: Capital appreciation by investing primarily in stocks of major, established companies.

       Prudential Jennison Portfolio: Long-term growth of capital by investing primarily in common stocks of established companies, that the Portfolio manager believes offer above-average growth prospects.

       SP Jennison International Growth Portfolio: Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

       SP Prudential U.S. Emerging Growth Portfolio: Long-term capital appreciation by investing primarily in equity securities of small and medium-sized U.S. companies with the potential for above-average growth.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Securities listed on an exchange or NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation, or if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments LLC ("PI"), formerly known as Prudential Investments Fund Management LLC, under the direction of the Series Fund's Board of Directors.

       Short-term securities which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

       (ii) purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as

                                      C1
       a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain
       (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or a loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

                                      C2

       The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

       Securities Lending: The Series Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. The Portfolio may bear the risk of delay in recovery of, or even loss of right in, the securities loaned should the borrower of the securities fail financially. The Portfolio receives compensation, net of any rebate, for lending its securities, and any gain (loss) in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. For the year ended December 31, 2001, PSI has been compensated by $14,784 on behalf of the Prudential Jennison Portfolio for these services.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level.

       Net investment income (loss), other than administration and distribution fees, and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

       Taxes: For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. Each Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Deferred Offering Expenses: Certain costs incurred in connection with the initial offering of shares of certain Portfolios of the Fund were approximately $130,000. These costs were deferred and amortized over a 12 month period from the date the respective Portfolios commenced investment operations.

Note 3: Agreements

       The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with Jennison Associates LLC ("Jennison"), GE Asset Management ("GEAM") and Salomon Brothers Asset Management ("Salomon") (collectively, the "Subadvisors"), under which each provides investment advisory services with certain Portfolios of the Series Fund. PI pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

                                      C3

       The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                        Portfolio                               Management Fee
                        ---------                               --------------
       Equity Portfolio........................................      0.45%
       Prudential Jennison Portfolio...........................      0.60
       SP Jennison International Growth Portfolio..............      0.85
       SP Prudential U.S. Emerging Growth Portfolio............      0.60

       The Subadvisors provide investment advisory services to the Portfolios as follows. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

                        Portfolio                           Subadvisor(s)
                        ---------                      -----------------------
       Equity Portfolio............................... Jennison, GEAM, Salomon
       Prudential Jennison Portfolio.................. Jennison
       SP Jennison International Growth Portfolio..... Jennison
       SP Prudential U.S. Emerging Growth Portfolio... Jennison

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

       PI has agreed to reimburse each Portfolio the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds the percentage stated below, of the Portfolio's average daily net assets.

                                                     Class I      Class II
                        Portfolio                   Expense limit Expense limit
                        ---------                   ------------- -------------
       Equity Portfolio............................     0.75%         1.15%
       Prudential Jennison Portfolio...............     0.75          1.15
       SP Jennison International Growth Portfolio..     1.24          1.64
       SP Prudential U.S. Emerging Growth Portfolio     0.90          1.30

       PSI, PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ("Prudential").

       The Series Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternate source of funding for capital share redemptions. The Series Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2001.

                                      C4

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expense paid to nonaffiliates. During the year ended December 31, 2001, the Series Fund incurred fees for the services of PMFS and as of December 31, 2001 fees were due to PMFS as follows:

                                              Amount Incurred
                                                  for the         Amount Due
                                                Year Ended           as of
                 Portfolio                   December 31, 2001 December 31, 2001
                 ---------                   ----------------- -----------------
Equity Portfolio............................      $ 6,600           $  400
Prudential Jennison Portfolio...............        9,400              700
SP Jennison International Growth Portfolio..        4,000              500
SP Prudential U.S. Emerging Growth Portfolio        2,700              300
                                                  -------           ------
                                                  $22,700           $1,900
                                                  =======           ======

       For the year ended December 31, 2001, PSI earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

                      Portfolio                         Commissions
                      ---------                         -----------
            Equity Portfolio...........................  $ 42,073
            Prudential Jennison Portfolio .............   420,475
                                                         --------
                                                         $462,548
                                                         ========

       Certain Portfolios invest in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the fiscal year ended December 31, 2001, the following Portfolios earned income from the Series by investing their excess cash:

                                                            Cash
                             Portfolio                   Investment
                             ---------                   ----------
            Equity Portfolio............................  $120,021
            Prudential Jennison Portfolio...............    16,929
            SP Jennison International Growth Portfolio..     5,948
            SP Prudential U.S. Emerging Growth Portfolio     2,087
                                                          --------
                                                           144,985
                                                          ========

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $225,737,000 as of December 31, 2001. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                        Principal   Percentage
                       Portfolio         Amount      Interest
                       ---------       ------------ ----------
                  Equity Portfolio.... $ 54,191,000    24.01%
                  All other Portfolios  171,546,000    75.99
                                       ------------   ------
                                       $225,737,000   100.00%
                                       ============   ======

       As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

       Bear Stearns, 1.65%, in the principal amount of $75,246,000, repurchase price $75,311,041, due 01/02/2002. The value of the collateral including accrued interest was $76,817,263.

       Goldman Sachs, 1.68%, in the principal amount of $75,246,000, repurchase price $75,246,814, due 01/02/2002. The value of the collateral including accrued interest was $76,751,750.

       UBS Warburg, 1.6%, in the principal amount of $75,245,000, repurchase price $75,245,122, due 01/02/2002. The value of the collateral including accrued interest was $76,750,025.

                                      C5

Note 6:  Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2001 were as follows:

       Cost of Purchases:

                        Portfolio
                        ---------
       Equity Portfolio......................................   $7,376,721,960
       Prudential Jennison Portfolio.........................    2,035,855,207
       SP Jennison International Growth Portfolio............       40,085,675
       SP Prudential U.S. Emerging Growth Portfolio..........       62,969,565

       Proceeds from Sales:

                        Portfolio
                        ---------
       Equity Portfolio......................................   $7,744,882,568
       Prudential Jennison Portfolio.........................    2,086,853,651
       SP Jennison International Growth Portfolio............       14,540,586
       SP Prudential U.S. Emerging Growth Portfolio..........       36,504,194

       The Equity Portfolio's options written activity was as follows:


                                                          Contracts Premiums
                                                          --------- ---------
       Balance as of December 31, 2000....................      0    $       0
       Options written....................................    940      307,369
       Options terminated in closing purchase transactions   (235)     (76,842)
       Options expired....................................   (705)    (230,527)
                                                            ----    ---------
       Balance as of December 31, 2001....................      0    $       0
                                                             ====    =========

Note 7: Distributions and Tax Information

       Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-divided date. In order to present undistributed net investment income and accumulated capital gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended December 31, 2001, the adjustments were as follows:

                                                     Paid-in Capital Undistributed  Accumulated
                                                      in excess of   Net Investment Net Realized
                                                           Par           Income     Gain (loss)
                                                     --------------- -------------- ------------
Equity Portfolio(a).................................          --        $   (841)     $   841
SP Jennison International Growth Portfolio (a)(b)(c)    $(35,437)        (37,072)      72,509
SP Prudential U.S. Emerging Growth Portfolio(b)(c)..     (55,985)         55,985           --
(a) Reclassification of net foreign currency gain (loss).
(b) Reclassification of tax operating loss.
(c) Reclassification of non-deductible expenses.

       Net investment income, net realized gains and net assets were not affected by these reclassifications.

       The tax character of distributions paid during the year ended December 31, 2001 were:

                                            Ordinary    Long-Term   Return of     Total
                                             Income    Capital Gain  Capital  Distributions
                                           ----------- ------------ --------- -------------
Equity Portfolio.......................... $40,969,035 $285,424,741       --  $306,393,776
Prudential Jennison Portfolio.............   3,975,418   23,849,415       --    27,824,833
SP Jennison International Growth Portfolio          --           --  $62,580        62,580

                                      C6

       As of December 31, 2001, the components of distributable earnings on a tax basis and approximate capital loss carryforwards were as follows:

                                                        Accumulated    Approximate
                                                         Ordinary     Capital Loss
                                                          Income     Carryforward(a)
                                                       -----------   ---------------
Equity Portfolio(b)................................... $1,025,823     $(150,352,000)    (expiring in 2009)
Prudential Jennison Portfolio(c)......................    232,880      (546,470,000)    (expiring in 2009)
SP Jennison International Growth Portfolio(d).........         --        (3,917,000)    (expiring in 2009)
SP Prudential U.S. Emerging Growth Portfolio(e).......         --        (2,295,000)(f)
(a)Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.
(b)The difference between book basis and tax basis is primarily cost basis adjustments and post-October capital losses of approximately $49,939,000.
(c)The difference between book basis and tax basis is primarily cost basis adjustments and post-October capital losses of approximately $43,428,000.
(d)The difference between book basis and tax basis is primarily cost basis adjustments and post-October currency and capital losses of approximately $15,000 and $602,000.
(e)The difference between book basis and tax basis is primarily cost basis adjustments.
(f)Approximately $39,000 expiring in 2008 and $2,258,000 expiring in 2009.

       The United States federal income tax basis and the unrealized appreciation (depreciation) of the Series Fund's investments as of December 31, 2001 were as follows:

                                                                                   Total Net
                                                                     Other Cost    Unrealized
                                                                        Basis     Appreciation
                              Tax Basis    Appreciation Depreciation Adjustments (Depreciation)
                            -------------- ------------ ------------ ----------- --------------
Equity Portfolio........... $4,724,201,584 $320,786,971 $428,395,137   $(5,045)  $(107,613,211)
Prudential Jennison
  Portfolio................  2,335,616,762  166,261,804  251,176,577        --     (84,914,773)
SP Jennison International
  Growth Portfolio.........     38,556,813    1,036,967    3,516,226       866      (2,478,393)
SP Prudential U.S. Emerging
  Growth Portfolio.........     32,189,574    1,844,939    1,400,264        --         444,675

       The difference between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales, mark to market on purchased options and mark to market on passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) on written options, futures, swaps, short sales, forward currency contracts and mark to market of receivables and payables.

Note 8: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

                                      C7

       Transactions in shares of common stock were as follows:

Equity Portfolio:
                              Class I                                 Shares         Amount
                              -------                               -----------  --------------
Year ended December 31, 2001:
Capital stock sold.................................................   6,820,032  $  145,636,754
Capital stock issued in reinvestment of dividends and distributions  13,866,586     306,268,475
Capital stock repurchased.......................................... (26,086,147)   (561,395,525)
                                                                    -----------  --------------
Net decrease in shares outstanding.................................  (5,399,529) $ (109,490,296)
                                                                    ===========  ==============
Year ended December 31, 2000:
Capital stock sold.................................................   5,832,020  $  159,489,724
Capital stock issued in reinvestment of dividends and distributions  41,948,776   1,027,518,157
Capital stock repurchased.......................................... (32,791,353)   (900,454,254)
                                                                    -----------  --------------
Net increase in shares outstanding.................................  14,989,443  $  286,553,627
                                                                    ===========  ==============

                             Class II
                             --------
Year ended December 31, 2001:
Capital stock sold.................................................     112,189  $    2,532,973
Capital stock issued in reinvestment of dividends and distributions       5,636         125,301
Capital stock repurchased..........................................    (138,975)     (3,104,182)
                                                                    -----------  --------------
Net decrease in shares outstanding.................................     (21,150) $     (445,908)
                                                                    ===========  ==============
Year ended December 31, 2000:
Capital stock sold.................................................     180,812  $    5,100,934
Capital stock issued in reinvestment of dividends and distributions      10,095         244,147
Capital stock repurchased..........................................    (129,081)     (3,655,301)
                                                                    -----------  --------------
Net increase in shares outstanding.................................      61,826  $    1,689,780
                                                                    ===========  ==============

Prudential Jennison Portfolio:

                              Class I
                              -------
Year ended December 31, 2001:
Capital stock sold.................................................  15,162,691  $  294,854,388
Capital stock issued in reinvestment of dividends and distributions   1,350,634      27,566,212
Capital stock repurchased.......................................... (24,682,625)   (472,653,566)
                                                                    -----------  --------------
Net decrease in shares outstanding.................................  (8,169,300) $ (150,232,966)
                                                                    ===========  ==============
Year ended December 31, 2000:
Capital stock sold.................................................  31,908,648  $1,051,369,622
Capital stock issued in reinvestment of dividends and distributions  17,678,914     414,090,579
Capital stock repurchased..........................................  (9,174,387)   (291,311,076)
                                                                    -----------  --------------
Net increase in shares outstanding.................................  40,413,175  $1,174,149,125
                                                                    ===========  ==============

                             Class II
                             --------
Year ended December 31, 2001:
Capital stock sold.................................................   8,809,453  $  173,244,331
Capital stock issued in reinvestment of dividends and distributions      12,554         258,621
Capital stock repurchased..........................................  (6,174,713)   (123,299,190)
                                                                    -----------  --------------
Net increase in shares outstanding.................................   2,647,294  $   50,203,762
                                                                    ===========  ==============
February 10, 2000(a) through December 31, 2000:
Capital stock sold.................................................     550,511  $   16,730,013
Capital stock issued in reinvestment of dividends and distributions      71,503       1,617,253
Capital stock repurchased..........................................     (39,878)     (1,198,186)
                                                                    -----------  --------------
Net increase in shares outstanding.................................     582,136  $   17,149,080
                                                                    ===========  ==============
(a)Commencement of offering of Prudential Jennison Portfolio Class II shares.

                                      C8


SP Jennison International Growth Portfolio:


                              Class I                                 Shares        Amount
                              -------                               -----------  -------------
Year ended December 31, 2001:
Capital stock sold.................................................   4,492,033  $  26,626,723
Capital stock issued in reinvestment of dividends and distributions       6,463         40,473
Capital stock repurchased..........................................  (1,737,830)   (10,192,987)
                                                                    -----------  -------------
Net increase in shares outstanding.................................   2,760,666  $  16,474,209
                                                                    ===========  =============

September 22, 2000(b) through December 31, 2000:
Capital Stock Sold.................................................     912,063  $   8,639,496
Capital Stock repurchased..........................................     (19,277)      (165,681)
                                                                    -----------  -------------
Net increase in shares outstanding.................................     892,786  $   8,473,815
                                                                    ===========  =============

                             Class II
                             --------
Year ended December 31, 2001:
Capital stock sold.................................................  30,215,939  $ 187,397,199
Capital stock issued in reinvestment of dividends and distributions       3,643         22,107
Capital stock repurchased.......................................... (27,799,636)  (173,216,031)
                                                                    -----------  -------------
Net increase in shares outstanding.................................   2,419,946  $  14,203,275
                                                                    ===========  =============

October 4, 2000(c) through December 31,2000:
Capital Stock Sold.................................................   1,512,769  $  13,325,129
Capital Stock repurchased..........................................  (1,191,511)   (10,547,052)
                                                                    -----------  -------------
Net Increase in shares outstanding.................................     321,258  $   2,778,077
                                                                    ===========  =============
(b) Commencement of offering of SP Jennison International Growth Portfolio Class I shares.
(c) Commencement of offering of SP Jennision International Growth Portfolio Class II Shares.

SP Prudential U.S. Emerging Growth Portfolio:


                              Class I
                              -------
Year ended December 31, 2001:
Capital stock sold.................................................   4,508,385  $  31,381,960
Capital stock issued in reinvestment of dividends and distributions          --             --
Capital stock repurchased..........................................    (741,331)    (5,325,995)
                                                                    -----------  -------------
Net increase in shares outstanding.................................   3,767,054  $  26,055,965
                                                                    ===========  =============

                             Class II
                             --------
July 9, 2001(d) through December 31, 2001:
Capital stock sold.................................................      31,163  $     206,619
Capital stock issued in reinvestment of dividends and distributions          --             --
Capital stock repurchased..........................................      (4,181)       (27,506)
                                                                    -----------  -------------
Net increase in shares outstanding.................................      26,982  $     179,113
                                                                    ===========  =============
(d) Commencement of offering of SP Prudential U.S. Emerging Growth Portfolio Class II shares.

                                      C9

Financial Highlights

                                                                               Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                                   Class I                                   Class II
                                              -------------------------------------------------  ----------------------------
                                                                  Year Ended                        Year Ended     May 3, 1999(c)
                                                                 December 31,                      December 31,       through
                                              -------------------------------------------------  ----------------   December 31,
                                                2001       2000      1999      1998      1997     2001      2000        1999
                                              --------   --------  --------  --------  --------  -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  24.50   $  28.90  $  29.64  $  31.07  $  26.96  $ 24.51   $28.92      $32.79
                                              --------   --------  --------  --------  --------  -------   ------      ------
Income from Investment Operations:
Net investment income........................     0.18       0.51      0.54      0.60      0.69     0.09     0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................    (2.83)      0.26      3.02      2.21      5.88    (2.83)    0.26       (0.60)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total from investment operations..........    (2.65)      0.77      3.56      2.81      6.57    (2.74)    0.65       (0.32)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Less Distributions:
Dividends from net investment income.........    (0.18)     (0.51)    (0.53)    (0.60)    (0.70)   (0.10)   (0.40)      (0.34)
Distributions in excess of net investment
 income......................................       --      (0.02)       --        --        --       --    (0.02)         --
Distributions from net realized gains........    (1.18)     (4.64)    (3.77)    (3.64)    (1.76)   (1.18)   (4.64)      (3.21)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total distributions.......................    (1.36)     (5.17)    (4.30)    (4.24)    (2.46)   (1.28)   (5.06)      (3.55)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Net Asset Value, end of period............... $  20.49   $  24.50  $  28.90  $  29.64  $  31.07  $ 20.49   $24.51      $28.92
                                              ========   ========  ========  ========  ========  =======   ======      ======
Total Investment Return(a)...................   (11.18)%    3.28 %   12.49 %    9.34 %   24.66 %  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0  $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................    0.49 %     0.49 %    0.47 %    0.47 %    0.46 %    0.89%    0.91%       0.87%(b)
  Net investment income......................    0.84 %     1.75 %    1.72 %    1.81 %    2.27 %    0.45%    1.26%       1.33%(b)
Portfolio turnover rate......................     153 %       78 %       9 %      25 %      13 %    153 %     78 %         9 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.

                                                                         Prudential Jennison Portfolio
                                              ---------------------------------------------------------------
                                                                   Class I
                                              -------------------------------------------------  ------------
                                                                  Year Ended
                                                              December 31, 2001                   Year Ended
                                              -------------------------------------------------  December 31,
                                                2001       2000        1999      1998     1997       2001
                                              --------   --------    --------  --------  ------  ------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  22.97   $  32.39    $  23.91  $  17.73  $14.32    $ 22.88
                                              --------   --------    --------  --------  ------    -------
Income From Investment Operations:
Net investment income (loss).................     0.04       0.01        0.05      0.04    0.04       0.01
Net realized and unrealized gains (losses) on
 investments.................................    (4.22)     (5.61)       9.88      6.56    4.48      (4.25)
                                              --------   --------    --------  --------  ------    -------
   Total from investment operations..........    (4.18)     (5.60)       9.93      6.60    4.52      (4.24)
                                              --------   --------    --------  --------  ------    -------
Less Distributions:
Dividends from net investment income.........    (0.03)        --(d)    (0.05)    (0.04)  (0.04)        --(d)
Distributions from net realized gains........    (0.19)     (3.82)      (1.40)    (0.38)  (1.07)     (0.19)
                                              --------   --------    --------  --------  ------    -------
   Total distributions.......................    (0.22)     (3.82)      (1.45)    (0.42)  (1.11)     (0.19)
                                              --------   --------    --------  --------  ------    -------
Net Asset Value, end of period............... $  18.57   $  22.97    $  32.39  $  23.91  $17.73    $ 18.45
                                              ========   ========    ========  ========  ======    =======
Total Investment Return(b)...................   (18.25)%   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,186.9   $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6
Ratios to average net assets:
  Expenses...................................    0.64 %     0.64 %      0.63 %    0.63 %   0.64%      1.04%
  Net investment income (loss)...............    0.18 %     0.02 %      0.17 %    0.20 %   0.25%     (0.19)%
Portfolio turnover rate......................      86 %       89 %        58 %      54 %    60 %       86 %





                                              February 10, 2000(a)
                                                    through
                                               December 31, 2000
                                              --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.........       $ 34.25
                                                    -------
Income From Investment Operations:
Net investment income (loss).................         (0.03)
Net realized and unrealized gains (losses) on
 investments.................................         (7.54)
                                                    -------
   Total from investment operations..........         (7.57)
                                                    -------
Less Distributions:
Dividends from net investment income.........            --(d)
Distributions from net realized gains........         (3.80)
                                                    -------
   Total distributions.......................         (3.80)
                                                    -------
Net Asset Value, end of period...............       $ 22.88
                                                    =======
Total Investment Return(b)...................        (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......       $  13.3
Ratios to average net assets:
  Expenses...................................          1.04%(c)
  Net investment income (loss)...............         (0.39)%(c)
Portfolio turnover rate......................            89%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c)Annualized.

(d)Less than $0.01 per share.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights

                                                                 SP Jennison International Growth Portfolio
                                             -----------------------------------------------------------------------------
                                                              Class I                                  Class II
                                             --------------------------------------     ----------------------------------
                                                                  September 22, 2000(a)                      October 4, 2000(b)
                                                  Year Ended             through             Year Ended           through
                                             December 31, 2001(i)   December 31, 2000   December 31, 2001(i) December 31, 2000
                                             -------------------- --------------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........       $  8.50               $ 10.00              $  8.48             $  9.79
                                                   -------               -------              -------             -------
Income from Investment Operations:
Net investment income (loss)................          0.02                  0.01                  (--)(g)             (--)(g)
Net realized and unrealized losses
 on investments.............................         (3.05)                (1.51)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
   Total from investment operations.........         (3.03)                (1.50)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
Less Distributions:
Tax return of capital distributions.........         (0.02)                   --                (0.01)                 --
                                                   -------               -------              -------             -------
Net Asset Value, end of period..............       $  5.45               $  8.50              $  5.43             $  8.48
                                                   =======               =======              =======             =======
Total Investment Return(c)..................        (35.64)%              (15.00)%             (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....       $  19.9               $   7.6              $  14.9             $   2.7
Ratios to average net assets:(e)
 Expenses...................................          1.24%                 1.24%(d)             1.64%               1.64%(d)
 Net investment income (loss)...............          0.31%(h)              0.51%(d)            (0.03)%(h)            (--)%(d)
Portfolio turnover rate.....................            86%                   12%(f)               86%                 12%(f)

(a)Commencement of offering of Class I shares.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for
   periods of   less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.86% and (0.30)%, respectively, for Class I and 2.26% and (0.66)%, respectively, for Class II for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(f)Not annualized.

(g)Less than $0.005 per share.

(h)Includes custodian fee credits of 0.12% for Class I and 0.13% for Class II. If the Portfolio had not earned custodian fee credits, the annual net investment income (loss) ratios would have been 0.19% and (0.16)%, respectively, for Class I and Class II for the year ended December 31, 2001.

(i)Calculated based upon weighted average shares outstanding during the year.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

Financial Highlights

                                              SP Prudential U.S. Emerging Growth Portfolio
                                        ----------------------------------------------------
                                                        Class I                     Class II
                                        -----------------------------------     -----------------
                                                          September 22, 2000(a)  July 9, 2001(b)
                                           Year Ended            through             through
                                        December 31, 2001   December 31, 2000   December 31, 2001
                                        ----------------- --------------------- -----------------
Per Share Operating Performance:
Net Asset Value, beginning of period...      $  8.38             $ 10.00             $ 7.56
                                             -------             -------             ------
Income from Investment Operations:
Net investment income (loss)...........        (0.01)               0.01              (0.01)
Net realized and unrealized losses on
 investments...........................        (1.48)              (1.62)             (0.67)
                                             -------             -------             ------
   Total from investment operations....        (1.49)              (1.61)             (0.68)
                                             -------             -------             ------
Less Dividends:
Dividends from net investment income...           --               (0.01)                --
                                             -------             -------             ------
Net Asset Value, end of period.........      $  6.89             $  8.38             $ 6.88
                                             =======             =======             ======
Total Investment Return(c).............       (17.78)%            (16.11)%            (8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)      $  31.2             $   6.4             $  0.2
Ratios to average net assets:(d)
 Expenses..............................         0.90%               0.90%(e)           1.30%(e)
 Net investment income (loss)..........        (0.37)%              0.49%(e)          (0.87)%(e)
Portfolio turnover rate................          258%                 82%(f)            258%(f)

(a)Commencement of operations.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.41% and (0.88)%, respectively, for Class I and 1.81% and (1.38)%, respectively, for Class II for the period ended December 31, 2001 and 4.26% and (2.87)%, respectively, for Class I for the period ended December 31, 2000.

(e)Annualized.

(f)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D3

                       Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Portfolio, Prudential Jennison Portfolio, SP Jennison International Growth Portfolio and SP Prudential U.S. Emerging Growth Portfolio (four of the thirty-six portfolios that constitute The Prudential Series Fund, Inc., the "Portfolios") at December 31, 2001, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY 10036
February 12, 2002

                          Tax Information (Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2001) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2001, the Series Fund paid dividends as follows:

                                           Ordinary   Long-Term   Tax Return     Total
                                           Dividends Capital Gain of Capital Distributions
                                           --------- ------------ ---------- -------------
Equity Portfolio (Class I)                  $0.180      $1.182          --      $1.362
Equity Portfolio (Class II)                  0.096       1.182          --       1.278
Prudential Jennison Portfolio (Class I)      0.030       0.190          --       0.220
Prudential Jennison Portfolio (Class II)        --       0.190          --       0.190
SP Jennison International Growth Portfolio
 (Class I)                                      --          --      $0.024       0.024
SP Jennison International Growth Portfolio
 (Class II)                                     --          --       0.011       0.011
SP Prudential U.S. Emerging Growth
 Portfolio (Class I)                            --          --          --          --
SP Prudential U.S. Emerging Growth
 Portfolio (Class II)                           --          --          --          --

                                      E1

                         MANAGEMENT OF THE SERIES FUND
                                  (Unaudited)

       Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Series Fund and any other investment companies managed by Prudential Investments LLC (PI).

                             Independent Directors

                                                                                             Number of
                                         Term of                                           Portfolios in
                                        Office***                                          Fund Complex  Other Directorships
                            Position  and Length of         Principal Occupations           Overseen by      Held by the
Name, Address** and Age     With Fund  Time Served           During Past 5 Years             Director       Director****
-----------------------     ---------  -----------           -------------------             --------       ------------

Eugene C. Dorsey (75)       Director   Since 2001   Retired President, Chief Executive          78       Director, First
                                                    Officer and Trustee of the Gannett                   Financial Fund, Inc.
                                                    Foundation (now Freedom Forum);                      and The High Yield
                                                    formerly Publisher of four Gannett                   Plus Fund, Inc.
                                                    newspapers and Vice President of
                                                    Gannett Co., Inc.; Chairman of
                                                    Independent Sector, Washington,
                                                    D.C. (largest national coalition of
                                                    philanthropic organizations);
                                                    Chairman of the American Council for
                                                    the Arts; formerly Director of the
                                                    Advisory Board of Chase Manhattan
                                                    Bank of Rochester.

Saul K. Fenster, Ph.D. (68) Director   Since 1983   President (since December 1978) of          79       Member (since
                                                    New Jersey Institute of Technology;                  2000), Board of
                                                    Commissioner (since 1998) of the                     Directors of IDT
                                                    Middle States Association                            Corporation.
                                                    Commission on Higher Education;
                                                    Commissioner (since 1985) of the
                                                    New Jersey Commission on Science
                                                    and Technology; Director (since
                                                    1998) Society of Manufacturing
                                                    Engineering Education Foundation,
                                                    formerly a director or trustee of
                                                    Liberty Science Center, Research
                                                    and Development Council of New
                                                    Jersey, New Jersey State Chamber
                                                    of Commerce, and National Action
                                                    Council for Minorities in Engineering.

Delayne Dedrick Gold (63)   Director   Since 2001   Marketing Consultant.                       89

Maurice F. Holmes (58)      Director   Since 2001   Director of Center for Innovation in        58
                                                    Product Development, Professor of
                                                    Engineering, Massachusetts Institute
                                                    of Technology (since January 1998);
                                                    formerly Chief Engineer and
                                                    Corporate Vice President, Xerox
                                                    Corporation (1972-1997).

                                      F1

                                                                                             Number of
                                          Term of                                          Portfolios in
                                         Office***                                         Fund Complex   Other Directorships
                             Position  and Length of         Principal Occupations          Overseen by       Held by the
Name, Address** and Age      With Fund  Time Served           During Past 5 Years            Director        Director****
-----------------------      ---------  -----------           -------------------            --------        ------------

Robert E. La Blanc (67)      Director   Since 2001   President (since 1981) of Robert E.        74       Director of Storage
                                                     La Blanc Associates, Inc.                           Technology
                                                     (telecommunications); formerly                      Corporation (since
                                                     General Partner at Salomon Brothers                 1979), Chartered
                                                     and Vice-Chairman of Continental                    Semiconductor
                                                     Telecom. Trustee of Manhattan                       Manufacturing, Ltd.
                                                     College.                                            (Singapore)(since
                                                                                                         1998), Titan
                                                                                                         Corporation
                                                                                                         (electronics, since
                                                                                                         1995) and Salient 3
                                                                                                         Communications,
                                                                                                         Inc. (since 1995).
                                                                                                         Director of First
                                                                                                         Financial Fund, Inc.
                                                                                                         and The High Yield
                                                                                                         Plus Fund, Inc.

Douglas H. McCorkindale (62) Director   Since 2001   Chairman (since February 2001),            75       Director of Gannett
                                                     Chief Executive Officer (since June                 Co., Inc., Continental
                                                     2000) and President (since                          Airlines, Inc., and
                                                     September 1997) of Gannett Co. Inc.                 (since May 2001)
                                                     (publishing and media); formerly Vice               Lockheed Martin
                                                     Chairman (March 1984-May 2000) of                   Corp. (aerospace
                                                     Gannett Co. Inc.                                    and defense).

W. Scott McDonald, Jr. (64)  Director   Since 1983   Vice President (since 1997) of             79
                                                     Kaludis Consulting Group, Inc. (a
                                                     Sallie Mae company serving higher
                                                     education); Formerly principal (1993-
                                                     1997), Scott McDonald & Associates,
                                                     Chief Operating Officer (1991-1995),
                                                     Fairleigh Dickinson University,
                                                     Executive Vice President and Chief
                                                     Operating Officer (1975-1991), Drew
                                                     University, interim President (1988-
                                                     1990), Drew University and founding
                                                     director of School, College and
                                                     University Underwriters Ltd.

Thomas T. Mooney (60)        Director   Since 2001   President of the Greater Rochester         95       Director, President
                                                     Metro Chamber of Commerce;                          and Treasurer ofFirst
                                                     formerly Rochester City Manager;                    Financial Fund, Inc.
                                                     formerly Deputy Monroe County                       and The High Yield
                                                     Executive; Trustee of Center for                    Plus Fund, Inc.
                                                     Governmental Research, Inc.;
                                                     Director of Blue Cross of Rochester,
                                                     Monroe County Water Authority and
                                                     Executive Service Corps of
                                                     Rochester.

Stephen P. Munn (59)         Director   Since 2001   Formerly Chief Executive Officer           73       Chairman of the
                                                     (1998-2001) and President of Carlisle               Board (since
                                                     Companies Incorporated.                             January 1994) and
                                                                                                         Director (since 1988)
                                                                                                         of Carlisle
                                                                                                         Companies
                                                                                                         Incorporated
                                                                                                         (manufacturer of
                                                                                                         industrial products).

                                      F2

                                                                                             Number of
                                         Term of                                           Portfolios in
                                        Office***                                          Fund Complex   Other Directorships
                            Position  and Length of         Principal Occupations           Overseen by       Held by the
Name, Address** and Age     With Fund  Time Served           During Past 5 Years             Director        Director****
-----------------------     ---------  -----------           -------------------             --------        ------------
Richard A. Redeker (58)     Director   Since 2001   Management consultant; formerly             73
                                                    employee of Prudential Investments
                                                    (October 1996-December 1998);
                                                    formerly, President, Chief Executive
                                                    Officer and Director (October 1993-
                                                    September 1996) of Prudential
                                                    Mutual Fund Management, Inc.
                                                    (PMF); Executive Vice President,
                                                    Director and Member of the
                                                    Operating Committee (October 1993-
                                                    September 1996) of Prudential
                                                    Securities Incorporated (Prudential
                                                    Securities); Director (October 1993-
                                                    September 1996) of Prudential
                                                    Securities Group, Inc.; Executive Vice
                                                    President (January 1994-September
                                                    1996) of The Prudential Investment
                                                    Corporation; Director (January 1994-
                                                    September 1996) of Prudential
                                                    Mutual Fund Distributors, Inc. and
                                                    Prudential Mutual Fund Services, Inc.

Robin B. Smith (62)         Director   Since 2001   Chairman and Chief Executive Officer        69       Director of BellSouth
                                                    (since August 1996) of Publishers                    Corporation (since
                                                    Clearing House (publishing), formerly                1992) and Kmart
                                                    President and Chief Executive Officer                Corporation (retail)
                                                    (January 1988-August 1996) of                        (since 1996).
                                                    Publishers Clearing House.

Stephen Stoneburn (58)      Director   Since 2001   President and Chief Executive Officer       74
                                                    (since June 1996) of Quadrant Media
                                                    Corp. (a publishing company);
                                                    formerly President (June 1995-June
                                                    1996) of Argus Integrated Media, Inc.;
                                                    Senior Vice President and Managing
                                                    Director (January 1993-1995) of
                                                    Cowles Business Media and Senior
                                                    Vice President of Fairchild
                                                    Publications, Inc (1975-1989).

Nancy H. Teeters (71)       Director   Since 2001   Economist; Formerly Vice President          72
                                                    and Chief Economist of International
                                                    Business Machines Corporation;
                                                    Director of Inland Steel Industries
                                                    (July 1984-1999); Formerly Governor
                                                    of the Federal Reserve (September
                                                    1978-June 1984).

Joseph Weber, Ph.D. (78)/1/ Director   Since 1993   Vice President, Finance, Interclass         62
                                                    (international corporate learning)
                                                    since 1991; formerly President, The
                                                    Alliance for Learning; retired Vice
                                                    President, Member of the Board of
                                                    Directors and Member of the
                                                    Executive and Operating
                                                    Committees, Hoffmann-LaRoche Inc;
                                                    Member, Board of Overseers, New
                                                    Jersey Institute of Technology.
                                                    Trustee and Vice Chairman Emeritus,
                                                    Fairleigh Dickinson University.

                                      F3

                                                                                       Number of
                                     Term of                                         Portfolios in
                                    Office***                                        Fund Complex  Other Directorships
                        Position  and Length of        Principal Occupations          Overseen by      Held by the
Name, Address** and Age With Fund  Time Served          During Past 5 Years            Director       Director****
----------------------- ---------  -----------          -------------------            --------       ------------
Louis A. Weil, III (60) Director   Since 2001   Formerly Chairman (January 1999-          73
                                                July 2000), President and Chief
                                                Executive Officer (January 1996-July
                                                2000) and Director (since September
                                                1991) of Central Newspapers, Inc.;
                                                formerly Chairman of the Board
                                                (January 1996-July 2000), Publisher
                                                and Chief Executive Officer (August
                                                1991-December 1995) of Phoenix
                                                Newspapers, Inc.

Clay T. Whitehead (63)  Director   Since 2001   President (since 1983) of National        91
                                                Exchange Inc. (new business
                                                development firm).

                             Interested Directors

                                                                                                 Number of
                                             Term of                                           Portfolios in
                                            Office***                                          Fund Complex  Other Directorships
                              Position    and Length of         Principal Occupations           Overseen by      Held by the
Name, Address** and Age       With Fund    Time Served           During Past 5 Years             Director       Director****
-----------------------       ---------    -----------           -------------------             --------       ------------

*Robert F. Gunia (55)       Vice           Since 2001   Executive Vice President and Chief          112      Vice President and
                            President and               Administrative Officer (since June                   Director (since May
                            Director                    1999) of PI; Executive Vice President                1989) of The Asia
                                                        and Treasurer (since January 1996)                   Pacific Fund, Inc.
                                                        of PI; President (since April 1999) of               Vice President and
                                                        Prudential Investment Management                     Director (since May,
                                                        Services LLC (PIMS); Corporate Vice                  1992) of Nicholas-
                                                        President (since September 1997) of                  Applegate Growth
                                                        The Prudential Insurance Company                     Equity Fund
                                                        of America (Prudential); formerly
                                                        Senior Vice President (March 1987-
                                                        May 1999) of Prudential Securities;
                                                        formerly Chief Administrative Officer
                                                        (July 1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF.

*David R. Odenath, Jr. (44) President and  Since 1999   President, Chief Executive Officer          115
                            Director                    and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

*Judy A. Rice (54)          Vice           Since 2001   Executive Vice President (since             111
                            President and               1999) of PI; formerly various
                            Director                    positions to Senior Vice President
                                                        (1992-1999) of Prudential Securities;
                                                        and various positions to Managing
                                                        Director (1975-1992) of Salomon
                                                        Smith Barney Advisors; Member of
                                                        Board of Governors of the Money
                                                        Management Institute; Member of the
                                                        Prudential Securities Operating
                                                        Council and a Member of the Board
                                                        of Directors for the National
                                                        Association for Variable Annuities.

                                      F4

       Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

                                   Officers

                                      Term of
                                     Office***
                         Position  and Length of         Principal Occupations
Name, Address** and Age With Trust  Time Served           During Past 5 Years
----------------------- ----------  -----------           -------------------
Grace C. Torres (42)    Treasurer   Since 1997   Senior Vice President (since January
                        and                      2000) of PI; formerly First Vice
                        Principal                President (December 1996-January
                        Financial                2000) of PI and First Vice President
                        and                      (March 1993-1999) of Prudential
                        Accounting               Securities.
                        Officer

Jonathan D. Shain (43)  Secretary   Since 2001   Vice President and Corporate
                                                 Counsel (since August 1998) of
                                                 Prudential; formerly Attorney with
                                                 Fleet Bank, N.A. (January 1997-July
                                                 1998) and Associate Counsel
                                                 (August 1994-January 1997) of New
                                                 York Life Insurance Company.

William V. Healey (48)  Assistant   Since 1999   Vice President and Associate
                        Secretary                General Counsel (since 1998) of
                                                 Prudential; Executive Vice President,
                                                 Secretary and Chief Legal Officer
                                                 (since February 1999) of PI; Senior
                                                 Vice President, Chief Legal Officer
                                                 and Secretary (since December
                                                 1998) of PIMS; Executive Vice
                                                 President, Chief Legal Officer and
                                                 Secretary (since February 1999) of
                                                 Prudential Mutual Fund Services
                                                 LLC; Director (since June 1999) of
                                                 ICI Mutual Insurance Company; prior
                                                 to August 1998, Associate General
                                                 Counsel of the Dreyfus Corporation
                                                 (Dreyfus), a subsidiary of Mellon
                                                 Bank, N.A. (Mellon Bank), and an
                                                 officer and/or director of various
                                                 affiliates of Mellon Bank and Dreyfus.

Jeffrey M. Scarbel (38) Assistant   Since 2000   Vice President (since November
                        Treasurer                2000) of PI; formerly Director
                                                 (October 1996-November 2000) of
                                                 PI.

--------
/1  Mr. Weber is scheduled to retire from the Board as of December 31, 2002. /
* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager a Subadviser or the Distributor.
** Unless otherwise noted, the address of the Directors and Officers is c/o:
   Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
***There is no set term of office for Directors and Officers. The Independent
   Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.
****This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
Additional information about the Fund's Directors is included in the Fund's
   Statement of Additional Information which is available without charge, upon request, by calling (800) 778-2255, if you own a variable life insurance contract or (888) 778-2888, if you own a variable annuity contract.

                                      F5